UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Funds

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. This submission provides the information required by Item 1 for a limited number of the Registrant’s reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). The companion submission to this Certified Shareholder Report on Form N-CSR will follow immediately and will provide the information required by Item 1 for the other reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). Apart from Items 1 and 6, the companion submission will be identical in all material respects to this initial filing.

Item 1.	Reports to Shareholders.

The following are copies of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Filed under this submission on Form N-CSR:

●	PIMCO Funds—Asset Allocation Funds
●	PIMCO Funds—Bond Funds
●	PIMCO Funds—Credit Bond Funds
●	PIMCO Funds—Fundamental Index Funds
●	PIMCO Funds—International Bond Funds
●	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund
●	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®
●	PIMCO Funds—PIMCO Income Fund
●	PIMCO Funds—PIMCO Low Duration Fund
●	PIMCO Funds—PIMCO Real Return Fund

To be filed under the immediately following companion submission of Form N-CSR:

●	PIMCO Funds—PIMCO Total Return Fund
●	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund
●	PIMCO Funds—Real Return Strategy Funds
●	PIMCO Funds—Short Duration Strategy Funds
●	PIMCO Funds—StocksPLUS® Funds
●	PIMCO Funds—Tax-Efficient Strategy Funds
●	PIMCO Funds—Private Account Portfolio Series
●	PIMCO Funds—PIMCO Investment Grade Corporate Bond Fund
●	PIMCO Funds—PIMCO Total Return Fund IV
●	PIMCO Funds—PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
●	PIMCO Funds—PIMCO High Yield Fund
●	PIMCO Funds—PIMCO Short-Term Fund
●	PIMCO Funds—PIMCO Emerging Local Bond Fund

PIMCO Funds

Annual Report

March 31, 2017

Asset Allocation Funds

PIMCO Multi-Strategy Alternative Fund

PIMCO REALPATH® 2020 Fund

PIMCO REALPATH® 2025 Fund

PIMCO REALPATH® 2030 Fund

PIMCO REALPATH® 2035 Fund

PIMCO REALPATH® 2040 Fund

PIMCO REALPATH® 2045 Fund

PIMCO REALPATH® 2050 Fund

PIMCO REALPATH® 2055 Fund

PIMCO REALPATH® Income Fund

PIMCO Global Multi-Asset Fund

Share Classes

∎	Institutional
∎	P
∎	Administrative
∎	D
∎	A
∎	C
∎	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		18
Benchmark Descriptions		20
Financial Highlights		22
Statements of Assets and Liabilities		32
Consolidated Statement of Assets and Liabilities		36
Statements of Operations		38
Consolidated Statement of Operations		40
Statements of Changes in Net Assets		41
Consolidated Statements of Changes in Net Assets		44
Consolidated Statement of Cash Flows		45
Notes to Financial Statements		114
Report of Independent Registered Public Accounting Firm		147
Glossary		148
Federal Income Tax Information		149
Management of the Trust		150
Privacy Policy		153

Fund	Fund Summary	Schedule of Investments

PIMCO Multi-Strategy Alternative Fund	7	46
PIMCO REALPATH® 2020 Fund	8	54
PIMCO REALPATH® 2025 Fund	9	59
PIMCO REALPATH® 2030 Fund	10	64
PIMCO REALPATH® 2035 Fund	11	69
PIMCO REALPATH® 2040 Fund	12	74
PIMCO REALPATH® 2045 Fund	13	79
PIMCO REALPATH® 2050 Fund	14	84
PIMCO REALPATH® 2055 Fund	15	89
PIMCO REALPATH® Income Fund	16	93
PIMCO Global Multi-Asset Fund(1)	17	98

(1)	Consolidated Schedule of Investments

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2017, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

In the early part of the reporting period in June 2016, the outcome of the U.K. referendum, or Brexit, prompted market volatility to rise, sovereign yields to rally significantly and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the fundamental backdrop of the global economy as remaining largely intact, and as expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of other political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain over this period.

At its December 2016 meeting, the European Central Bank (“ECB”) opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. On December 14, 2016, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25 percentage points to a range of 0.50%-0.75%. And on March 15, 2017, the Fed raised the rate again by 0.25 percentage points to a range of 0.75%-1.00%, representing their third rate increase in ten years.

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the March quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda, including the last-minute cancelation of the healthcare vote in the House of Representatives, left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. However, rising geopolitical tensions outside of the reporting period, namely Syria and North Korea, contributed to growing investor anxiety.

Financial market highlights of the twelve-month reporting period include:

∎

U.S. Treasury yields rose across the yield curve over the reporting period. The yield on the benchmark ten-year U.S. Treasury note was 2.40% at the end of the reporting period, up from 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, declined 1.44% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 0.44% over the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.48% over the reporting period, as represented by the Bloomberg Barclays U.S. TIPS Index. Real yields rose and the yield curve flattened as the Fed continued its normalization of interest rates and pro-growth sentiment emerged in the wake of the U.S. election. Market-based inflation expectations ended the period sharply higher as oil prices rallied and fears of policy-induced inflation lead to increased demand for U.S. TIPS.

∎

Diversified commodities posted positive returns, as represented by the Bloomberg Commodity Index Total Return, which returned 8.71% over the reporting period. The energy and industrial metals sectors led the rebound within commodity markets. Within energy, oil prices rose sharply as U.S. production growth slowed and the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to a coordinated cut to output. Base metals broadly gained on improved China sentiment and in anticipation of potential infrastructure spending in the U.S.

∎

Agency mortgage-backed securities (“MBS”) returned 0.17% over the reporting period, as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index. The asset class modestly outperformed like-duration U.S.

2	PIMCO ASSET ALLOCATION FUNDS

Treasuries, as continued Fed intervention and strong overseas demand helped offset mortgage extension selling following the U.S. election. Non-Agency MBS continued to perform well due to improving housing fundamentals, limited new issuance, and sustained investor appetite.

∎

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 2.96% over the reporting period. Investment grade credit spreads tightened due to strong investor demand for high grade retail mutual funds and ETFs, low volatility, and corporate earnings strength. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 16.88% over the reporting period, which benefited from a strong rally of commodity sectors, namely the energy and metals & mining sectors.

∎

Tax-exempt municipal bonds returned 0.15% over the reporting period, as represented by the Bloomberg Barclays Municipal Bond Index. The municipal bond market benefited from constructive retail, institutional, and foreign demand through the first half of the reporting period. The positive sentiment reversed post-U.S. election as investors weighed possibilities of policy shifts around tax rates, a potential repeal of the tax exemption, and heightened infrastructure funding. Municipal bond investors remained focused on Puerto Rico as the island continued to default on select governmental issues and federally-led restructuring efforts moved forward.

∎

Emerging market (“EM”) debt sectors generally benefited from improving fundamentals in most emerging economies, stable commodity prices and accommodative global central banks. Better fundamentals attracted robust inflows into the asset class and also supported performance during the reporting period. Though returns were strong, the surprise result of the U.S. election weighed somewhat on performance in the latter half of the reporting period due to uncertainty surrounding the impact of future trade policy on EM countries. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 8.82% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.47% over the reporting period.

∎

Global equities generally posted strong positive returns in response to supportive central bank policies and healthy investor risk appetite over the full reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.17% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 17.22% over the reporting period. Global equities, as represented by the MSCI World Index, returned 14.77% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

The PIMCO Multi-Strategy Alternative Fund may invest its respective assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds, or shares of any funds of the PIMCO ETF Trust, an affiliated investment company. The PIMCO REALPATH® Funds and the PIMCO Global Multi-Asset Fund may invest their respective assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, except funds of funds. These underlying investments are referred to as “Underlying PIMCO Funds.”

The PIMCO Multi-Strategy Alternative Fund may also invest its respective assets in other affiliated and unaffiliated funds. The PIMCO REALPATH® Funds and the PIMCO Global Multi-Asset Fund also may invest their respective assets in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds. These underlying investments, together with the Underlying PIMCO Funds, are referred to as “Acquired Funds.” The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of these risks may include, but are not limited to, the following: new/small fund risk, allocation risk, Acquired Fund risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, volatility risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, privately issued mortgage-related securities risk, extension risk, prepayment risk, foreign (non-U.S.) investment risk, real estate risk, senior loan risk, emerging markets risk, sovereign debt risk, currency risk, smaller company risk, leveraging risk, small-cap and mid-cap company risk, tax risk, subsidiary risk, management risk, short sale risk, value investing risk, cash holdings risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically

4	PIMCO ASSET ALLOCATION FUNDS

less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The PIMCO REALPATH® Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire and plan to start withdrawing money (the “target date”). Each PIMCO REALPATH® Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO REALPATH® Fund’s name.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total

Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO Multi-Strategy Alternative Fund	12/30/14	12/30/14	12/30/14	—	12/30/14	12/30/14	12/30/14	—	Diversified
PIMCO REALPATH® 2020 Fund	03/31/08	03/31/08	10/31/11	06/30/08	—	03/31/08	—	07/31/08	Diversified
PIMCO REALPATH® 2025 Fund	06/30/11	06/30/11	10/31/11	06/30/11	—	06/30/11	—	06/30/11	Diversified
PIMCO REALPATH® 2030 Fund	03/31/08	03/31/08	10/31/11	06/30/08	—	03/31/08	—	07/31/08	Diversified
PIMCO REALPATH® 2035 Fund	06/30/11	06/30/11	10/31/11	06/30/11	—	06/30/11	—	06/30/11	Diversified
PIMCO REALPATH® 2040 Fund	03/31/08	03/31/08	10/31/11	06/30/08	—	03/31/08	—	07/31/08	Diversified
PIMCO REALPATH® 2045 Fund	02/29/12	02/29/12	02/29/12	02/29/12	—	02/29/12	—	02/29/12	Diversified
PIMCO REALPATH® 2050 Fund	03/31/08	03/31/08	10/31/11	06/30/08	—	03/31/08	—	07/31/08	Diversified
PIMCO REALPATH® 2055 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	12/31/14	—	12/31/14	Diversified
PIMCO REALPATH® Income Fund	03/31/08	03/31/08	10/31/11	06/30/08	—	03/31/08	—	07/31/08	Diversified
PIMCO Global Multi-Asset Fund	10/29/08	10/29/08	10/29/08	—	10/29/08	10/29/08	10/29/08	10/29/08	Diversified

ANNUAL REPORT	MARCH 31, 2017	5

Important Information About the Funds (Cont.)

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO ASSET ALLOCATION FUNDS

PIMCO Multi-Strategy Alternative Fund

Institutional Class - PXAIX	Class A - PXAAX
Class P - PXAPX	Class C - PXACX
Class D - PXADX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top Holdings as of 03/31/20171§

PIMCO Credit Absolute Return Fund	27.1%
PIMCO Mortgage Opportunities Fund	21.1%
PIMCO TRENDS Managed Futures Strategy Fund	10.1%
PIMCO EqS® Long/Short Fund	10.1%
PIMCO RAE Worldwide Long/Short PLUS Fund	9.0%
PIMCO Unconstrained Bond Fund	1.0%
Apple, Inc.	0.5%
[1]	% of Investments, at value.

§	Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	Fund Inception (12/30/14)
PIMCO Multi-Strategy Alternative Fund Institutional Class	5.44%	1.91%
PIMCO Multi-Strategy Alternative Fund Class P	5.37%	1.86%
PIMCO Multi-Strategy Alternative Fund Class D	5.08%	1.50%
PIMCO Multi-Strategy Alternative Fund Class A	4.99%	1.58%
PIMCO Multi-Strategy Alternative Fund Class A (adjusted)	1.06%	(0.13)%
PIMCO Multi-Strategy Alternative Fund Class C	4.27%	0.81%
PIMCO Multi-Strategy Alternative Fund Class C (adjusted)	3.27%	0.81%
3 Month USD LIBOR Index	0.78%	0.54%
Lipper Alternative Multi-Strategy Funds Average	3.54%	0.64%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 12/31/2014.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 2.03% for Institutional Class shares, 2.13% for Class P shares, 2.43% for Class D shares, 2.43% for Class A shares and 3.18% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Multi-Strategy Alternative Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances in multiple alternative strategies, which may be represented by a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), Fixed Income Instruments, equity securities, forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»

Allocations to global absolute return fixed income, achieved primarily through the PIMCO Unconstrained Bond Fund and the absolute return fixed income collateral of the PIMCO RAE Worldwide Long/Short PLUS Fund, contributed to performance, as these strategies had positive performance.

»

Allocations to mortgage relative value and credit relative value strategies, achieved primarily through the PIMCO Credit Absolute Return Fund and PIMCO Mortgage Opportunities Fund, contributed to performance, as these underlying PIMCO Funds had positive performance.

»

Allocations to global equity market neutral strategies, via total return swaps that replicate index exposure, contributed to performance, as the RAE Worldwide Fundamental Advantage Index had positive performance.

»

Allocations to equity long/short strategies, achieved primarily through the PIMCO EqS Long/Short Fund and the equity exposures of the PIMCO RAE Worldwide Long/Short PLUS Fund, contributed to performance, as these underlying PIMCO Funds had positive performance.

»

Allocations to managed futures strategies, achieved primarily through the PIMCO TRENDS Managed Futures Strategy Fund, detracted from performance, as this underlying PIMCO Fund had negative performance during the reporting period.

»	Allocations to the multi-asset alternative risk premia strategy detracted from performance, as this underlying strategy had negative performance during the reporting period.

»	Allocations to a global macro strategy contributed to performance, as this underlying strategy had positive performance during the reporting period.

ANNUAL REPORT	MARCH 31, 2017	7

PIMCO REALPATH® 2020 Fund

Institutional Class - PRWIX	Class A - PTYAX
Administrative Class - PFNAX	Class C - PTYCX
Class D - PTYDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 03/31/20171§

PIMCO StocksPLUS® Fund	24.7%
PIMCO Income Fund	11.9%
PIMCO Real Return Fund	7.4%
PIMCO Total Return Fund	7.4%
PIMCO Real Return Asset Fund	6.8%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	4.6%
PIMCO High Yield Fund	4.5%
PIMCO Long-Term Credit Fund	3.3%
PIMCO Long Duration Total Return Fund	3.3%
PIMCO RealEstateRealReturn Strategy Fund	2.9%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO REALPATH® 2020 Fund Institutional Class	9.44%	4.05%	3.94%
PIMCO REALPATH® 2020 Fund Administrative Class	9.20%	3.79%	3.69%
PIMCO REALPATH® 2020 Fund Class A	9.14%	3.54%	3.39%
PIMCO REALPATH® 2020 Fund Class A (adjusted)	3.13%	2.38%	2.74%
S&P Target Date 2020 Indexª	9.23%	6.83%	5.54%
Real Return Target 2020 Index	2.68%	3.17%	3.49%
Lipper Mixed-Asset Target 2020 Funds Average	8.24%	5.57%	4.57%

All Fund returns are net of fees and expenses.

ª As of June 30, 2016, the Fund’s benchmark was changed from the Real Return Target 2020 Index to the S&P Target Date 2020 Index, which more closely aligns with the Fund’s principal investment strategies. The Real Return Target 2020 Index was discontinued as of this date.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.17% for Institutional Class shares, 1.42% for Administrative Class shares, and 1.62% for Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO REALPATH® 2020 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between PIMCO REALPATH® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO REALPATH® Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term Treasuries detracted from absolute performance, as long-term Treasuries posted negative returns.

8	PIMCO ASSET ALLOCATION FUNDS

PIMCO REALPATH® 2025 Fund

Institutional Class - PENTX	Class A - PENZX
Administrative Class - PENMX	Class C - PENWX
Class D - PENDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 03/31/20171§

PIMCO StocksPLUS® Fund	29.0%
PIMCO Income Fund	9.3%
PIMCO Real Return Asset Fund	7.7%
PIMCO Total Return Fund	5.2%
PIMCO High Yield Fund	4.1%
PIMCO Long-Term Credit Fund	3.8%
PIMCO Long Duration Total Return Fund	3.8%
PIMCO Real Return Fund	3.7%
PIMCO RealEstateRealReturn Strategy Fund	3.4%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	2.3%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (06/30/11)
PIMCO REALPATH® 2025 Fund Institutional Class	10.52%	4.46%	4.08%
PIMCO REALPATH® 2025 Fund Administrative Class	10.18%	4.20%	3.81%
PIMCO REALPATH® 2025 Fund Class A	9.99%	3.97%	3.59%
PIMCO REALPATH® 2025 Fund Class A (adjusted)	3.99%	2.81%	2.58%
S&P Target Date 2025 Indexª	10.41%	7.42%	7.01%
Real Return Target 2025 Index	2.35%	3.26%	3.26%
Lipper Mixed-Asset Target 2025 Funds Average	9.79%	6.77%	6.40%

All Fund returns are net of fees and expenses.

ª As of June 30, 2016, the Fund’s benchmark was changed from the Real Return Target 2025 Index, which more closely aligns with the Fund’s principal investment strategies. The Real Return Target 2025 Index was discontinued as of this date.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.21% for Institutional Class shares, 1.46% for Administrative Class shares, and 1.66% for Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO REALPATH® 2025 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between PIMCO REALPATH® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO REALPATH® Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term Treasuries detracted from absolute performance, as long-term Treasuries posted negative returns.

ANNUAL REPORT	MARCH 31, 2017	9

PIMCO REALPATH® 2030 Fund

Institutional Class - PRLIX	Class A - PEHAX
Administrative Class - PNLAX	Class C - PEHCX
Class D - PEHDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 03/31/20171 §

PIMCO StocksPLUS® Fund	33.4%
PIMCO Income Fund	8.0%
PIMCO Real Return Asset Fund	6.2%
PIMCO High Yield Fund	4.1%
PIMCO Total Return Fund	3.9%
PIMCO RealEstateRealReturn Strategy Fund	3.8%
PIMCO Long-Term Credit Fund	3.1%
PIMCO Long Duration Total Return Fund	3.1%
PIMCO Emerging Local Bond Fund	2.0%
PIMCO CommodityRealReturn Strategy Fund®	2.0%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO REALPATH® 2030 Fund Institutional Class	12.08%	5.17%	4.12%
PIMCO REALPATH® 2030 Fund Administrative Class	11.84%	4.88%	3.86%
PIMCO REALPATH® 2030 Fund Class A	11.59%	4.65%	3.55%
PIMCO REALPATH® 2030 Fund Class A (adjusted)	5.43%	3.48%	2.91%
S&P Target Date 2030 Indexª	11.47%	7.99%	5.98%
Real Return Target 2030 Index	1.80%	3.37%	3.23%
Lipper Mixed-Asset Target 2030 Funds Average	11.36%	7.09%	5.25%

All Fund returns are net of fees and expenses.

ª As of June 30, 2016, the Fund’s benchmark was changed from the Real Return Target 2030 Index to the S&P Target Date 2030 Index, which more closely aligns with the Fund’s principal investment strategies. The Real Return Target 2030 Index was discontinued as of this date.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.24% for Institutional Class shares, 1.49% for Administrative Class shares, and 1.69% for Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO REALPATH® 2030 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between PIMCO REALPATH® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO REALPATH® Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term Treasuries detracted from absolute performance, as long-term Treasuries posted negative returns.

10	PIMCO ASSET ALLOCATION FUNDS

PIMCO REALPATH® 2035 Fund

Institutional Class - PIVIX	Class A - PIVAX
Administrative Class - PIVNX	Class C - PIVWX
Class D - PIVDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 03/31/20171§

PIMCO StocksPLUS® Fund	37.0%
PIMCO Income Fund	6.8%
PIMCO RealEstateRealReturn Strategy Fund	4.3%
PIMCO High Yield Fund	3.9%
PIMCO Real Return Asset Fund	3.6%
PIMCO Total Return Fund	2.9%
PIMCO Long-Term Credit Fund	2.2%
PIMCO Long Duration Total Return Fund	2.2%
PIMCO CommodityRealReturn Strategy Fund®	2.0%
PIMCO Emerging Local Bond Fund	2.0%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (06/30/11)
PIMCO REALPATH® 2035 Fund Institutional Class	12.89%	5.57%	4.86%
PIMCO REALPATH® 2035 Fund Administrative Class	12.70%	5.29%	4.59%
PIMCO REALPATH® 2035 Fund Class A	12.36%	5.03%	4.34%
PIMCO REALPATH® 2035 Fund Class A (adjusted)	6.18%	3.85%	3.33%
S&P Target Date 2035 Indexª	12.51%	8.49%	7.85%
Real Return Target 2035 Index	1.03%	3.31%	3.31%
Lipper Mixed-Asset Target 2035 Funds Average	12.75%	7.90%	7.32%

All Fund returns are net of fees and expenses.

ª As of June 30, 2016, the Fund’s benchmark was changed from the Real Return Target 2035 Index to the S&P Target Date 2035 Index, which more closely aligns with the Fund’s principal investment strategies. The Real Return Target 2035 Index was discontinued as of this date.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.27% for Institutional Class shares, 1.52% for Administrative Class shares, and 1.72% for Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO REALPATH® 2035 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between PIMCO REALPATH® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO REALPATH® Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term Treasuries detracted from absolute performance, as long-term Treasuries posted negative returns.

ANNUAL REPORT	MARCH 31, 2017	11

PIMCO REALPATH® 2040 Fund

Institutional Class - PROIX	Class A - POFAX
Administrative Class - PEOAX	Class C - POFCX
Class D - POFDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 03/31/20171§

PIMCO StocksPLUS® Fund	39.6%
PIMCO Income Fund	5.4%
PIMCO RealEstateRealReturn Strategy Fund	4.5%
PIMCO High Yield Fund	3.5%
PIMCO Real Return Asset Fund	2.5%
PIMCO Total Return Fund	1.9%
PIMCO CommodityRealReturn Strategy Fund®	1.9%
PIMCO Long-Term Credit Fund	1.7%
PIMCO Long Duration Total Return Fund	1.7%
PIMCO Emerging Local Bond Fund	1.6%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO REALPATH® 2040 Fund Institutional Class	13.45%	5.73%	4.60%
PIMCO REALPATH® 2040 Fund Administrative Class	13.17%	5.48%	4.35%
PIMCO REALPATH® 2040 Fund Class A	12.78%	5.22%	4.05%
PIMCO REALPATH® 2040 Fund Class A (adjusted)	6.54%	4.04%	3.40%
S&P Target Date 2040 Index	13.27%	8.86%	6.26%
Real Return Target 2040 Index	0.20%	3.64%	2.98%
Lipper Mixed-Asset Target 2040 Funds Average	13.47%	7.92%	5.56%

All Fund returns are net of fees and expenses.

As of June 30, 2016, the Fund’s benchmark was changed from the Real Return Target 2040 Index to the S&P Target Date 2040 Index, which more closely aligns with the Fund’s principal investment strategies. The Real Return Target 2040 Index was discontinued as of this date.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.26% for Institutional Class shares, 1.51% for Administrative Class shares, and 1.71% for Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO REALPATH® 2040 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between PIMCO REALPATH® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO REALPATH® Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term Treasuries detracted from absolute performance, as long-term Treasuries posted negative returns.

12	PIMCO ASSET ALLOCATION FUNDS

PIMCO REALPATH® 2045 Fund

Institutional Class - PFZIX	Class A - PFZAX
Administrative Class - PFZMX	Class C - PFZCX
Class D - PFZDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 03/31/20171§

PIMCO StocksPLUS® Fund	41.3%
PIMCO RealEstateRealReturn Strategy Fund	4.7%
PIMCO Income Fund	4.2%
PIMCO High Yield Fund	3.0%
PIMCO Real Return Asset Fund	2.2%
PIMCO CommodityRealReturn Strategy Fund®	2.0%
PIMCO Emerging Local Bond Fund	1.5%
PIMCO Long-Term Credit Fund	1.2%
PIMCO Long Duration Total Return Fund	1.2%
PIMCO Total Return Fund	1.2%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (02/29/12)
PIMCO REALPATH® 2045 Fund Institutional Class	13.61%	5.90%	5.77%
PIMCO REALPATH® 2045 Fund Administrative Class	13.48%	5.64%	5.52%
PIMCO REALPATH® 2045 Fund Class A	13.14%	5.38%	5.27%
PIMCO REALPATH® 2045 Fund Class A (adjusted)	6.96%	4.20%	4.11%
S&P Target Date 2045 Indexª	13.90%	9.16%	9.36%
Real Return Target 2045 Index	(0.47)%	—	4.47%
Lipper Mixed-Asset Target 2045 Funds Average	13.99%	8.43%	8.59%

All Fund returns are net of fees and expenses.

ª As of June 30, 2016, the Fund’s benchmark was changed from the Real Return Target 2045 Index to the S&P Target Date 2045 Index, which more closely aligns with the Fund’s principal investment strategies. The Real Return Target 2045 Index was discontinued as of this date.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.27% for Institutional Class shares, 1.52% for Administrative Class shares, and 1.72% for Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO REALPATH® 2045 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between PIMCO REALPATH® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO REALPATH® Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to long-term Treasuries detracted from absolute performance, as long-term Treasuries posted negative returns.

ANNUAL REPORT	MARCH 31, 2017	13

PIMCO REALPATH® 2050 Fund

Institutional Class - PRMIX	Class A - PFYAX
Administrative Class - POTAX	Class C - PFYCX
Class D - PFYDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 03/31/20171§

PIMCO StocksPLUS® Fund	42.2%
PIMCO RealEstateRealReturn Strategy Fund	4.8%
PIMCO Income Fund	3.7%
PIMCO High Yield Fund	2.8%
PIMCO Real Return Asset Fund	2.0%
PIMCO CommodityRealReturn Strategy Fund®	1.9%
PIMCO Emerging Local Bond Fund	1.4%
PIMCO Real Return Fund	1.2%
PIMCO Long Duration Total Return Fund	1.0%
PIMCO Long-Term Credit Fund	1.0%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO REALPATH® 2050 Fund Institutional Class	13.96%	5.94%	4.71%
PIMCO REALPATH® 2050 Fund Administrative Class	13.50%	5.67%	4.44%
PIMCO REALPATH® 2050 Fund Class A	13.37%	5.42%	4.17%
PIMCO REALPATH® 2050 Fund Class A (adjusted)	7.15%	4.25%	3.52%
S&P Target Date 2050 Indexª	14.44%	9.45%	6.42%
Real Return Target 2050 Index	(0.98)%	3.91%	3.01%
Lipper Mixed-Asset Target 2050 Funds Average	14.17%	8.29%	5.79%

All Fund returns are net of fees and expenses.

ª As of June 30, 2016, the Fund’s benchmark was changed from the Real Return Target 2050 Index to the S&P Target Date 2050 Index, which more closely aligns with the Fund’s principal investment strategies. The Real Return Target 2050 Index was discontinued as of this date.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.26% for Institutional Class shares, 1.51% for Administrative Class shares, and 1.71% for Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO REALPATH® 2050 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The primary difference between PIMCO REALPATH® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO REALPATH® Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to long-term Treasuries detracted from absolute performance, as long-term Treasuries posted negative returns.

14	PIMCO ASSET ALLOCATION FUNDS

PIMCO REALPATH® 2055 Fund

Institutional Class - PRQIX	Class A - PQRAX
Administrative Class - PQRZX	Class C - PQRCX
Class D - PQRDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 03/31/20171§

PIMCO StocksPLUS® Fund	43.0%
PIMCO RealEstateRealReturn Strategy Fund	4.9%
PIMCO Income Fund	3.8%
PIMCO High Yield Fund	2.9%
PIMCO Real Return Asset Fund	2.0%
PIMCO CommodityRealReturn Strategy Fund®	2.0%
PIMCO Emerging Local Bond Fund	1.4%
PIMCO Real Return Fund	1.2%
PIMCO Long Duration Total Return Fund	1.0%
PIMCO Long-Term Credit Fund	1.0%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® 2055 Fund Institutional Class	13.84%	4.13%
PIMCO REALPATH® 2055 Fund Administrative Class	13.75%	3.92%
PIMCO REALPATH® 2055 Fund Class A	13.43%	3.67%
PIMCO REALPATH® 2055 Fund Class A (adjusted)	7.20%	1.10%
S&P Target Date 2055+ Indexª	14.85%	6.62%
Real Return Target 40+ Index	(1.30)%	0.11%
Lipper Mixed-Asset Target 2055+ Funds Average	14.32%	5.53%

All Fund returns are net of fees and expenses.

ª As of June 30, 2016, the Fund’s benchmark was changed from the Real Return Target 40+ Index to the S&P Target Date 2055+ Index, which more closely aligns with the Fund’s principal investment strategies. The Real Return Target 40+ Index was discontinued as of this date.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.26% for Institutional Class shares, 1.51% for Administrative Class shares, and 1.71% for Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO REALPATH® 2055 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between PIMCO REALPATH® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO REALPATH® Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to long-term Treasuries detracted from absolute performance, as long-term Treasuries posted negative returns.

ANNUAL REPORT	MARCH 31, 2017	15

PIMCO REALPATH® Income Fund

Institutional Class - PRIEX	Class A - PTNAX
Administrative Class - PRNAX	Class C - PTNCX
Class D - PTNDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 03/31/20171§

PIMCO StocksPLUS® Fund	21.9%
PIMCO Income Fund	13.7%
PIMCO Real Return Fund	10.1%
PIMCO Total Return Fund	8.6%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	6.3%
PIMCO Real Return Asset Fund	5.4%
PIMCO High Yield Fund	5.1%
PIMCO RealEstateRealReturn Strategy Fund	2.6%
PIMCO Emerging Local Bond Fund	2.6%
PIMCO Long-Term Credit Fund	2.4%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO REALPATH® Income Fund Institutional Class	9.58%	4.16%	4.52%
PIMCO REALPATH® Income Fund Administrative Class	9.16%	3.89%	4.25%
PIMCO REALPATH® Income Fund Class A	8.98%	3.63%	3.97%
PIMCO REALPATH® Income Fund Class A (adjusted)	2.94%	2.47%	3.32%
S&P Target Date Retirement Income Indexª	5.03%	4.33%	4.15%
Real Return Target Today Index	2.82%	3.09%	3.63%
Lipper Mixed-Asset Target Today Funds Average	6.09%	3.95%	4.21%

All Fund returns are net of fees and expenses.

ª As of June 30, 2016, the Fund’s benchmark was changed from the Real Return Target Today Index to the S&P Target Date Retirement Income Index, which more closely aligns with the Fund’s principal investment strategies. The Real Return Target Today Index was discontinued as of this date.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.13% for Institutional Class shares, 1.38% for Administrative Class shares, and 1.58% for Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO REALPATH® Income Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Unlike the other PIMCO REALPATH® Funds, the Fund does not include a “self-elected” year of retirement in its name because the Fund is managed for shareholders who are retired or about to retire soon and are more focused on preservation of capital and withdrawing portions of their investments.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term Treasuries detracted from absolute performance, as long-term Treasuries posted negative returns.

16	PIMCO ASSET ALLOCATION FUNDS

PIMCO Global Multi-Asset Fund

Institutional Class - PGAIX	Class A - PGMAX
Class P - PGAPX	Class C - PGMCX
Administrative - PGAAX	Class R - PGMRX
Class D - PGMDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

U.S. Treasury Obligations	33.2%
Mutual Funds	16.2%
Short-Term Instruments‡	13.8%
Sovereign Issues	9.7%
Exchange-Traded Funds	8.9%
Corporate Bonds & Notes	6.6%
U.S. Government Agencies	5.1%
Other	6.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (10/29/08)
PIMCO Global Multi-Asset Fund Institutional Class	11.19%	2.24%	5.52%
PIMCO Global Multi-Asset Fund Class P	11.10%	2.14%	5.41%
PIMCO Global Multi-Asset Fund Class D	10.51%	1.64%	4.90%
PIMCO Global Multi-Asset Fund Class A	10.61%	1.63%	4.91%
PIMCO Global Multi-Asset Fund Class A (adjusted)	4.56%	0.48%	4.43%
PIMCO Global Multi-Asset Fund Class C	9.81%	0.88%	4.13%
PIMCO Global Multi-Asset Fund Class C (adjusted)	8.81%	0.88%	4.13%
PIMCO Global Multi-Asset Fund Class R	10.26%	1.38%	4.64%
60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate USD Hedged	9.30%	6.53%	8.56%
MSCI All Country World Index	15.04%	8.37%	10.81%
Lipper Alternative Global Macro Funds Average	6.41%	2.36%	5.65%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 10/31/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary and Underlying PIMCO Fund Expenses), as supplemented, are 1.30% for Institutional Class shares, 1.40% for Class P shares, 1.75% for Class D shares, 1.75% for Class A shares, 2.50% for Class C shares, and 2.00% for Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Global Multi-Asset Fund seeks total return which exceeds that of a blend of 60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate Index (USD Hedged) by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended, Fixed Income Instruments, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	An overweight exposure to securitized debt, specifically, non-agency mortgage-backed securities, added to relative performance, as these securities generally gained value.

»	An underweight exposure to U.S. nominal duration added to relative performance, as yields rose.

»	An overweight exposure to European equities added to relative performance, as these securities generally gained value.

»

Exposure to emerging market currencies, specifically overweight exposure to the Russian ruble and Brazilian real and an underweight exposure to the Chinese renminbi, added to relative performance, as these positions generally gained value.

»	Tactical positioning within U.S. equities detracted from relative performance.

»	An underweight exposure to Australian equities detracted from relative performance, as these securities generally gained value.

ANNUAL REPORT	MARCH 31, 2017	17

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2016 to March 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Multi-Strategy Alternative Fund
Institutional Class	$1,000.00	$1,027.30	$2.17	$1,000.00	$1,022.79	$2.17	0.43%
Class P	1,000.00	1,026.70	2.68	1,000.00	1,022.29	2.67	0.53
Class D	1,000.00	1,025.30	4.19	1,000.00	1,020.79	4.18	0.83
Class A	1,000.00	1,024.80	4.19	1,000.00	1,020.79	4.28	0.83
Class C	1,000.00	1,022.00	7.97	1,000.00	1,017.05	7.95	1.58
PIMCO REALPATH® 2020 Fund
Institutional Class	$1,000.00	$1,027.80	$0.91	$1,000.00	$1,024.03	$0.91	0.18%
Administrative Class	1,000.00	1,025.80	2.17	1,000.00	1,022.79	2.17	0.43
Class A	1,000.00	1,025.60	3.18	1,000.00	1,021.79	3.18	0.63
PIMCO REALPATH® 2025 Fund
Institutional Class	$1,000.00	$1,032.80	$1.06	$1,000.00	$1,023.88	$1.06	0.21%
Administrative Class	1,000.00	1,031.00	2.33	1,000.00	1,022.64	2.32	0.46
Class A	1,000.00	1,030.20	3.34	1,000.00	1,021.64	3.33	0.66
PIMCO REALPATH® 2030 Fund
Institutional Class	$1,000.00	$1,045.50	$1.22	$1,000.00	$1,023.73	$1.21	0.24%
Administrative Class	1,000.00	1,043.30	2.50	1,000.00	1,022.49	2.47	0.49
Class A	1,000.00	1,042.90	3.51	1,000.00	1,021.49	3.48	0.69

18	PIMCO ASSET ALLOCATION FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO REALPATH® 2035 Fund
Institutional Class	$1,000.00	$1,052.80	$1.43	$1,000.00	$1,023.54	$1.41	0.28%
Administrative Class	1,000.00	1,051.50	2.71	1,000.00	1,022.29	2.67	0.53
Class A	1,000.00	1,050.60	3.73	1,000.00	1,021.29	3.68	0.73
PIMCO REALPATH® 2040 Fund
Institutional Class	$1,000.00	$1,057.90	$1.49	$1,000.00	$1,023.49	$1.46	0.29%
Administrative Class	1,000.00	1,057.00	2.77	1,000.00	1,022.24	2.72	0.54
Class A	1,000.00	1,055.30	3.79	1,000.00	1,021.24	3.73	0.74
PIMCO REALPATH® 2045 Fund
Institutional Class	$1,000.00	$1,060.30	$1.64	$1,000.00	$1,023.34	$1.61	0.32%
Administrative Class	1,000.00	1,059.10	2.93	1,000.00	1,022.09	2.87	0.57
Class A	1,000.00	1,058.00	3.95	1,000.00	1,021.09	3.88	0.77
PIMCO REALPATH® 2050 Fund
Institutional Class	$1,000.00	$1,062.00	$1.65	$1,000.00	$1,023.34	$1.61	0.32%
Administrative Class	1,000.00	1,060.10	2.93	1,000.00	1,022.09	2.87	0.57
Class A	1,000.00	1,059.70	3.95	1,000.00	1,021.09	3.88	0.77
PIMCO REALPATH® 2055 Fund
Institutional Class	$1,000.00	$1,061.80	$1.70	$1,000.00	$1,023.29	$1.66	0.33%
Administrative Class	1,000.00	1,060.80	2.98	1,000.00	1,022.04	2.92	0.58
Class A	1,000.00	1,059.90	4.01	1,000.00	1,021.04	3.93	0.78
PIMCO REALPATH® Income Fund
Institutional Class	$1,000.00	$1,029.10	$0.76	$1,000.00	$1,024.18	$0.76	0.15%
Administrative Class	1,000.00	1,027.80	2.02	1,000.00	1,022.94	2.02	0.40
Class A	1,000.00	1,026.90	3.03	1,000.00	1,021.94	3.02	0.60
PIMCO Global Multi-Asset Fund (Consolidated)
Institutional Class	$1,000.00	$1,049.70	$4.70	$1,000.00	$1,020.34	$4.63	0.92%
Class P	1,000.00	1,049.20	5.21	1,000.00	1,019.85	5.14	1.02
Class D	1,000.00	1,046.70	6.99	1,000.00	1,018.10	6.89	1.37
Class A	1,000.00	1,046.60	6.99	1,000.00	1,018.10	6.89	1.37
Class C	1,000.00	1,043.00	10.80	1,000.00	1,014.36	10.65	2.12
Class R	1,000.00	1,045.80	8.26	1,000.00	1,016.85	8.15	1.62

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2017	19

Benchmark Descriptions

Index*	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate USD Hedged	The benchmark is a blend of 60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate USD Hedged. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

MSCI All Country World Index	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

Real Return Target 2020 Index	Real Return Target 2020 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

Real Return Target 2025 Index	Real Return Target 2025 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

Real Return Target 2030 Index	Real Return Target 2030 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

Real Return Target 2035 Index	Real Return Target 2035 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

Real Return Target 2040 Index	Real Return Target 2040 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

Real Return Target 2045 Index	Real Return Target 2045 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

Real Return Target 2050 Index	Real Return Target 2050 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

Real Return Target 40+ Index	Real Return Target 40+ Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

20	PIMCO ASSET ALLOCATION FUNDS

Index*	Description

Real Return Target Today Index	Real Return Target Today Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

S&P Target Date 2020 Index	The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

S&P Target Date 2025 Index	The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

S&P Target Date 2030 Index	The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

S&P Target Date 2035 Index	The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

S&P Target Date 2040 Index	The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

S&P Target Date 2045 Index	The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

S&P Target Date 2050 Index	The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

S&P Target Date 2055+ Index	The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

S&P Target Date Retirement Income Index	The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	21

Financial Highlights

		Investment Operations				Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Multi-Strategy Alternative Fund
Institutional Class
03/31/2017	$9.72	$0.28		$0.24	$0.52	$(0.40)	$0.00	$(0.02)	$(0.42)
03/31/2016	10.05	0.28		(0.43)	(0.15)	(0.18)	0.00	0.00	(0.18)
12/30/2014 - 03/31/2015	10.00	0.03		0.02	0.05	0.00	0.00	0.00	0.00
Class P
03/31/2017	9.72	0.26		0.26	0.52	(0.40)	0.00	(0.02)	(0.42)
03/31/2016	10.06	0.27		(0.44)	(0.17)	(0.17)	0.00	0.00	(0.17)
12/30/2014 - 03/31/2015	10.00	0.02		0.04	0.06	0.00	0.00	0.00	0.00
Class D
03/31/2017	9.67	0.24		0.25	0.49	(0.38)	0.00	(0.02)	(0.40)
03/31/2016	10.04	0.21		(0.41)	(0.20)	(0.17)	0.00	0.00	(0.17)
12/30/2014 - 03/31/2015	10.00	0.01		0.03	0.04	0.00	0.00	0.00	0.00
Class A
03/31/2017	9.78	0.23		0.25	0.48	(0.37)	0.00	(0.02)	(0.39)
03/31/2016	10.06	0.17		(0.36)	(0.19)	(0.09)	0.00	0.00	(0.09)
12/30/2014 - 03/31/2015	10.00	0.03		0.03	0.06	0.00	0.00	0.00	0.00
Class C
03/31/2017	9.65	0.14		0.27	0.41	(0.33)	0.00	(0.02)	(0.35)
03/31/2016	10.03	0.13		(0.39)	(0.26)	(0.12)	0.00	0.00	(0.12)
12/30/2014 - 03/31/2015	10.00	(0.00	)^	0.03	0.03	0.00	0.00	0.00	0.00

PIMCO REALPATH® 2020 Fund
Institutional Class
03/31/2017	$7.58	$0.19		$0.52	$0.71	$(0.19)	$0.00	$0.00	$(0.19)
03/31/2016	8.29	0.30		(0.66)	(0.36)	(0.29)	(0.06)	0.00	(0.35)
03/31/2015	8.33	0.39		0.06	0.45	(0.40)	(0.09)	0.00	(0.49)
03/31/2014	8.47	0.25		(0.15)	0.10	(0.23)	0.00	(0.01)	(0.24)
03/31/2013	8.17	0.38		0.35	0.73	(0.38)	0.00	(0.05)	(0.43)
Administrative Class
03/31/2017	7.75	0.17		0.54	0.71	(0.17)	0.00	0.00	(0.17)
03/31/2016	8.47	0.27		(0.66)	(0.39)	(0.27)	(0.06)	0.00	(0.33)
03/31/2015	8.50	0.36		0.08	0.44	(0.38)	(0.09)	0.00	(0.47)
03/31/2014	8.64	0.24		(0.16)	0.08	(0.20)	0.00	(0.02)	(0.22)
03/31/2013	8.31	0.38		0.34	0.72	(0.34)	0.00	(0.05)	(0.39)
Class A
03/31/2017	7.55	0.15		0.53	0.68	(0.15)	0.00	0.00	(0.15)
03/31/2016	8.27	0.27		(0.68)	(0.41)	(0.25)	(0.06)	0.00	(0.31)
03/31/2015	8.31	0.33		0.08	0.41	(0.36)	(0.09)	0.00	(0.45)
03/31/2014	8.46	0.21		(0.16)	0.05	(0.19)	0.00	(0.01)	(0.20)
03/31/2013	8.13	0.36		0.32	0.68	(0.30)	0.00	(0.05)	(0.35)

22	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.82	5.44%	$96,031	0.44%		1.17%		0.43%		1.16%		2.83%		110%
9.72	(1.52)	50,680	0.41		1.15		0.41		1.15		2.84		115
10.05	0.50	17,377	0.36	*	1.79	*	0.36	*	1.79	*	1.02	*	31

9.82	5.37	4,083	0.54		1.27		0.53		1.26		2.63		110
9.72	(1.68)	44	0.51		1.25		0.51		1.25		2.73		115
10.06	0.60	10	0.46	*	1.89	*	0.46	*	1.89	*	0.68	*	31

9.76	5.08	3,068	0.84		1.57		0.83		1.56		2.45		110
9.67	(1.99)	1,106	0.81		1.55		0.81		1.55		2.13		115
10.04	0.40	44	0.76	*	2.19	*	0.76	*	2.19	*	0.55	*	31

9.87	4.99	864	0.84	(d)	1.57	(d)	0.83	(d)	1.56	(d)	2.29		110
9.78	(1.91)	643	0.81		1.55		0.81		1.55		1.76		115
10.06	0.60	3,143	0.76	*	2.19	*	0.76	*	2.19	*	1.12	*	31

9.71	4.27	448	1.59		2.32		1.58		2.31		1.43		110
9.65	(2.62)	566	1.56		2.30		1.56		2.30		1.37		115
10.03	0.30	31	1.51	*	2.94	*	1.51	*	2.94	*	(0.09	)*	31

$8.10	9.44%	$16,091	0.18%		0.58%		0.18%		0.58%		2.38%		33%
7.58	(4.31)	18,013	0.05	(e)	0.58	(e)	0.05	(e)	0.58	(e)	3.76		75
8.29	5.54	31,576	0.10		0.60		0.10		0.60		4.64		46
8.33	1.22	36,706	0.17	(f)	0.67	(f)	0.17	(f)	0.67	(f)	3.03		38
8.47	9.03	31,921	0.22		0.75		0.22		0.75		4.46		11

8.29	9.20	14,534	0.43		0.83		0.43		0.83		2.09		33
7.75	(4.59)	24,908	0.30	(e)	0.83	(e)	0.30	(e)	0.83	(e)	3.39		75
8.47	5.30	59,528	0.35		0.85		0.35		0.85		4.14		46
8.50	0.96	47,488	0.42	(f)	0.92	(f)	0.42	(f)	0.92	(f)	2.79		38
8.64	8.74	41,461	0.47		1.00		0.47		1.00		4.41		11

8.08	9.14	7,732	0.66	(d)	1.06	(d)	0.66	(d)	1.06	(d)	1.94		33
7.55	(4.91)	6,943	0.55	(e)	1.08	(e)	0.55	(e)	1.08	(e)	3.42		75
8.27	5.06	8,445	0.60		1.10		0.60		1.10		3.93		46
8.31	0.63	8,731	0.67	(f)	1.17	(f)	0.67	(f)	1.17	(f)	2.57		38
8.46	8.47	8,028	0.72		1.25		0.72		1.25		4.24		11

ANNUAL REPORT	MARCH 31, 2017	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® 2025 Fund
Institutional Class
03/31/2017	$9.17	$0.21	$0.74	$0.95	$(0.33)	$0.00	$0.00	$(0.33)
03/31/2016	10.01	0.36	(0.85)	(0.49)	(0.35)	0.00	0.00	(0.35)
03/31/2015	10.19	0.55	0.01	0.56	(0.54)	(0.16)	(0.04)	(0.74)
03/31/2014	10.29	0.34	(0.12)	0.22	(0.32)	0.00	0.00	(0.32)
03/31/2013	9.87	0.47	0.46	0.93	(0.48)	0.00	(0.03)	(0.51)
Administrative Class
03/31/2017	9.17	0.18	0.74	0.92	(0.31)	0.00	0.00	(0.31)
03/31/2016	10.01	0.34	(0.86)	(0.52)	(0.32)	0.00	0.00	(0.32)
03/31/2015	10.19	0.49	0.05	0.54	(0.52)	(0.16)	(0.04)	(0.72)
03/31/2014	10.29	0.32	(0.13)	0.19	(0.29)	0.00	0.00	(0.29)
03/31/2013	9.85	0.49	0.42	0.91	(0.44)	0.00	(0.03)	(0.47)
Class A
03/31/2017	9.19	0.17	0.73	0.90	(0.29)	0.00	0.00	(0.29)
03/31/2016	10.04	0.32	(0.87)	(0.55)	(0.30)	0.00	0.00	(0.30)
03/31/2015	10.21	0.43	0.09	0.52	(0.49)	(0.16)	(0.04)	(0.69)
03/31/2014	10.31	0.30	(0.13)	0.17	(0.27)	0.00	0.00	(0.27)
03/31/2013	9.85	0.51	0.38	0.89	(0.40)	0.00	(0.03)	(0.43)

PIMCO REALPATH® 2030 Fund
Institutional Class
03/31/2017	$7.23	$0.15	$0.71	$0.86	$(0.30)	$0.00	$0.00	$(0.30)
03/31/2016	7.95	0.31	(0.74)	(0.43)	(0.29)	0.00	0.00	(0.29)
03/31/2015	8.06	0.47	(0.01)	0.46	(0.46)	(0.11)	0.00	(0.57)
03/31/2014	8.06	0.29	(0.02)	0.27	(0.27)	0.00	0.00	(0.27)
03/31/2013	7.68	0.42	0.40	0.82	(0.37)	0.00	(0.07)	(0.44)
Administrative Class
03/31/2017	7.23	0.13	0.71	0.84	(0.28)	0.00	0.00	(0.28)
03/31/2016	7.96	0.29	(0.75)	(0.46)	(0.27)	0.00	0.00	(0.27)
03/31/2015	8.07	0.43	0.01	0.44	(0.44)	(0.11)	0.00	(0.55)
03/31/2014	8.07	0.27	(0.02)	0.25	(0.25)	0.00	0.00	(0.25)
03/31/2013	7.68	0.39	0.40	0.79	(0.33)	0.00	(0.07)	(0.40)
Class A
03/31/2017	7.19	0.11	0.71	0.82	(0.27)	0.00	0.00	(0.27)
03/31/2016	7.92	0.27	(0.75)	(0.48)	(0.25)	0.00	0.00	(0.25)
03/31/2015	8.03	0.37	0.05	0.42	(0.42)	(0.11)	0.00	(0.53)
03/31/2014	8.03	0.25	(0.01)	0.24	(0.24)	0.00	0.00	(0.24)
03/31/2013	7.63	0.40	0.37	0.77	(0.30)	0.00	(0.07)	(0.37)

PIMCO REALPATH® 2035 Fund
Institutional Class
03/31/2017	$9.12	$0.16	$1.01	$1.17	$(0.17)	$0.00	$0.00	$(0.17)
03/31/2016	10.18	0.38	(1.03)	(0.65)	(0.35)	(0.06)	0.00	(0.41)
03/31/2015	10.28	0.59	0.04	0.63	(0.61)	(0.12)	0.00	(0.73)
03/31/2014	10.23	0.39	0.04	0.43	(0.38)	0.00	0.00	(0.38)
03/31/2013	9.68	0.59	0.53	1.12	(0.52)	0.00	(0.05)	(0.57)
Administrative Class
03/31/2017	9.11	0.13	1.02	1.15	(0.14)	0.00	0.00	(0.14)
03/31/2016	10.18	0.35	(1.03)	(0.68)	(0.33)	(0.06)	0.00	(0.39)
03/31/2015	10.28	0.56	0.05	0.61	(0.59)	(0.12)	0.00	(0.71)
03/31/2014	10.23	0.39	0.02	0.41	(0.36)	0.00	0.00	(0.36)
03/31/2013	9.67	0.51	0.57	1.08	(0.47)	0.00	(0.05)	(0.52)
Class A
03/31/2017	9.10	0.13	0.99	1.12	(0.13)	0.00	0.00	(0.13)
03/31/2016	10.16	0.33	(1.03)	(0.70)	(0.30)	(0.06)	0.00	(0.36)
03/31/2015	10.27	0.46	0.11	0.57	(0.56)	(0.12)	0.00	(0.68)
03/31/2014	10.23	0.35	0.03	0.38	(0.34)	0.00	0.00	(0.34)
03/31/2013	9.67	0.69	0.38	1.07	(0.46)	0.00	(0.05)	(0.51)

24	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.79	10.52%	$14,413	0.21%		0.60%		0.21%		0.60%		2.22%	35%
9.17	(4.91)	13,757	0.06	(g)	0.60	(g)	0.06	(g)	0.60	(g)	3.82	88
10.01	5.67	24,909	0.12		0.63		0.12		0.63		5.29	42
10.19	2.21	28,681	0.16	(h)	0.69	(h)	0.16	(h)	0.69	(h)	3.37	29
10.29	9.60	23,011	0.19		0.75		0.19		0.75		4.60	9

9.78	10.18	21,911	0.46		0.85		0.46		0.85		1.91	35
9.17	(5.14)	32,867	0.31	(g)	0.85	(g)	0.31	(g)	0.85	(g)	3.63	88
10.01	5.42	56,789	0.37		0.88		0.37		0.88		4.80	42
10.19	1.97	43,186	0.41	(h)	0.94	(h)	0.41	(h)	0.94	(h)	3.12	29
10.29	9.36	39,958	0.44		1.00		0.44		1.00		4.80	9

9.80	9.99	2,248	0.69	(d)	1.08	(d)	0.69	(d)	1.08	(d)	1.75	35
9.19	(5.46)	1,960	0.56	(g)	1.10	(g)	0.56	(g)	1.10	(g)	3.41	88
10.04	5.23	2,333	0.62		1.13		0.62		1.13		4.12	42
10.21	1.74	3,610	0.66	(h)	1.19	(h)	0.66	(h)	1.19	(h)	2.95	29
10.31	9.12	2,571	0.69		1.25		0.69		1.25		5.06	9

$7.79	12.08%	$22,548	0.24%		0.63%		0.24%		0.63%		1.97%	21%
7.23	(5.40)	22,798	0.09	(i)	0.63	(i)	0.09	(i)	0.63	(i)	4.12	98
7.95	5.81	40,969	0.13		0.65		0.13		0.65		5.73	43
8.06	3.50	40,591	0.18	(j)	0.72	(j)	0.18	(j)	0.72	(j)	3.62	29
8.06	10.83	28,693	0.23		0.80		0.23		0.80		5.23	3

7.79	11.84	21,204	0.49		0.88		0.49		0.88		1.65	21
7.23	(5.77)	35,622	0.34	(i)	0.88	(i)	0.34	(i)	0.88	(i)	3.81	98
7.96	5.55	74,835	0.38		0.90		0.38		0.90		5.23	43
8.07	3.26	61,245	0.43	(j)	0.97	(j)	0.43	(j)	0.97	(j)	3.43	29
8.07	10.49	49,990	0.48		1.05		0.48		1.05		4.86	3

7.74	11.59	4,161	0.72	(d)	1.11	(d)	0.72	(d)	1.11	(d)	1.46	21
7.19	(6.01)	4,990	0.59	(i)	1.13	(i)	0.59	(i)	1.13	(i)	3.67	98
7.92	5.31	6,259	0.63		1.15		0.63		1.15		4.53	43
8.03	3.03	8,862	0.68	(j)	1.22	(j)	0.68	(j)	1.22	(j)	3.20	29
8.03	10.28	7,599	0.73		1.30		0.73		1.30		5.10	3

$10.12	12.89%	$19,725	0.28%		0.65%		0.28%		0.65%		1.70%	22%
9.12	(6.33)	20,573	0.11		0.65		0.11		0.65		3.99	115
10.18	6.27	30,191	0.13		0.65		0.13		0.65		5.68	38
10.28	4.34	30,832	0.17	(j)	0.72	(j)	0.17	(j)	0.72	(j)	3.89	30
10.23	11.81	24,627	0.22		0.80		0.22		0.80		5.90	3

10.12	12.70	15,204	0.53		0.90		0.53		0.90		1.36	22
9.11	(6.67)	28,861	0.36		0.90		0.36		0.90		3.67	115
10.18	6.03	55,489	0.38		0.90		0.38		0.90		5.32	38
10.28	4.10	37,683	0.42	(j)	0.97	(j)	0.42	(j)	0.97	(j)	3.81	30
10.23	11.45	31,532	0.47		1.05		0.47		1.05		5.08	3

10.09	12.36	2,337	0.76	(d)	1.13	(d)	0.76	(d)	1.13	(d)	1.30	22
9.10	(6.80)	1,295	0.61		1.15		0.61		1.15		3.43	115
10.16	5.65	1,553	0.63		1.15		0.63		1.15		4.39	38
10.27	3.79	2,485	0.67	(j)	1.22	(j)	0.67	(j)	1.22	(j)	3.43	30
10.23	11.30	1,627	0.72		1.30		0.72		1.30		6.88	3

ANNUAL REPORT	MARCH 31, 2017	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® 2040 Fund
Institutional Class
03/31/2017	$7.03	$0.11	$0.82	$0.93	$(0.29)	$0.00	$0.00	$(0.29)
03/31/2016	7.94	0.29	(0.85)	(0.56)	(0.26)	(0.09)	0.00	(0.35)
03/31/2015	7.98	0.47	0.01	0.48	(0.49)	(0.03)	0.00	(0.52)
03/31/2014	7.91	0.31	0.06	0.37	(0.27)	0.00	(0.03)	(0.30)
03/31/2013	7.48	0.50	0.42	0.92	(0.42)	0.00	(0.07)	(0.49)
Administrative Class
03/31/2017	7.03	0.08	0.83	0.91	(0.27)	0.00	0.00	(0.27)
03/31/2016	7.94	0.25	(0.83)	(0.58)	(0.24)	(0.09)	0.00	(0.33)
03/31/2015	7.97	0.44	0.03	0.47	(0.47)	(0.03)	0.00	(0.50)
03/31/2014	7.91	0.31	0.03	0.34	(0.25)	0.00	(0.03)	(0.28)
03/31/2013	7.46	0.39	0.51	0.90	(0.38)	0.00	(0.07)	(0.45)
Class A
03/31/2017	7.00	0.07	0.81	0.88	(0.26)	0.00	0.00	(0.26)
03/31/2016	7.90	0.25	(0.83)	(0.58)	(0.23)	(0.09)	0.00	(0.32)
03/31/2015	7.94	0.39	0.05	0.44	(0.45)	(0.03)	0.00	(0.48)
03/31/2014	7.88	0.29	0.04	0.33	(0.24)	0.00	(0.03)	(0.27)
03/31/2013	7.42	0.39	0.49	0.88	(0.35)	0.00	(0.07)	(0.42)

PIMCO REALPATH® 2045 Fund
Institutional Class
03/31/2017	$9.52	$0.13	$1.16	$1.29	$(0.18)	$0.00	$0.00	$(0.18)
03/31/2016	10.67	0.38	(1.18)	(0.80)	(0.35)	0.00	0.00	(0.35)
03/31/2015	10.84	0.64	(0.02)	0.62	(0.71)	(0.08)	0.00	(0.79)
03/31/2014	10.68	0.43	0.15	0.58	(0.40)	0.00	(0.02)	(0.42)
03/31/2013	9.99	0.72	0.59	1.31	(0.62)	0.00	0.00	(0.62)
Administrative Class
03/31/2017	9.51	0.10	1.17	1.27	(0.20)	0.00	0.00	(0.20)
03/31/2016	10.66	0.36	(1.18)	(0.82)	(0.33)	0.00	0.00	(0.33)
03/31/2015	10.84	0.62	(0.04)	0.58	(0.68)	(0.08)	0.00	(0.76)
03/31/2014	10.68	0.45	0.10	0.55	(0.37)	0.00	(0.02)	(0.39)
03/31/2013	9.99	0.54	0.74	1.28	(0.59)	0.00	0.00	(0.59)
Class A
03/31/2017	9.52	0.08	1.16	1.24	(0.19)	0.00	0.00	(0.19)
03/31/2016	10.68	0.35	(1.20)	(0.85)	(0.31)	0.00	0.00	(0.31)
03/31/2015	10.84	0.49	0.08	0.57	(0.65)	(0.08)	0.00	(0.73)
03/31/2014	10.69	0.43	0.09	0.52	(0.35)	0.00	(0.02)	(0.37)
03/31/2013	9.99	0.70	0.55	1.25	(0.55)	0.00	0.00	(0.55)

PIMCO REALPATH® 2050 Fund
Institutional Class
03/31/2017	$7.29	$0.10	$0.90	$1.00	$(0.31)	$0.00	$0.00	$(0.31)
03/31/2016	8.26	0.30	(0.90)	(0.60)	(0.27)	(0.10)	0.00	(0.37)
03/31/2015	8.26	0.46	0.06	0.52	(0.49)	(0.03)	0.00	(0.52)
03/31/2014	8.19	0.34	0.05	0.39	(0.30)	0.00	(0.02)	(0.32)
03/31/2013	7.70	0.53	0.46	0.99	(0.44)	0.00	(0.06)	(0.50)
Administrative Class
03/31/2017	7.26	0.06	0.90	0.96	(0.28)	0.00	0.00	(0.28)
03/31/2016	8.23	0.27	(0.89)	(0.62)	(0.25)	(0.10)	0.00	(0.35)
03/31/2015	8.23	0.44	0.06	0.50	(0.47)	(0.03)	0.00	(0.50)
03/31/2014	8.16	0.33	0.04	0.37	(0.28)	0.00	(0.02)	(0.30)
03/31/2013	7.66	0.44	0.52	0.96	(0.40)	0.00	(0.06)	(0.46)
Class A
03/31/2017	7.23	0.05	0.90	0.95	(0.28)	0.00	0.00	(0.28)
03/31/2016	8.20	0.25	(0.88)	(0.63)	(0.24)	(0.10)	0.00	(0.34)
03/31/2015	8.21	0.49	(0.02)	0.47	(0.45)	(0.03)	0.00	(0.48)
03/31/2014	8.14	0.33	0.03	0.36	(0.27)	0.00	(0.02)	(0.29)
03/31/2013	7.62	0.38	0.55	0.93	(0.35)	0.00	(0.06)	(0.41)

26	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$7.67	13.45%	$33,227	0.29%		0.65%		0.29%		0.65%		1.51%	16%
7.03	(7.06)	30,082	0.11	(k)	0.65	(k)	0.11	(k)	0.65	(k)	3.90	117
7.94	6.15	46,068	0.14		0.67		0.14		0.67		5.73	35
7.98	4.86	47,233	0.22	(l)	0.76	(l)	0.22	(l)	0.76	(l)	3.95	34
7.91	12.59	32,834	0.27		0.85		0.27		0.85		6.47	3

7.67	13.17	10,974	0.54		0.90		0.54		0.90		1.15	16
7.03	(7.31)	23,893	0.36	(k)	0.90	(k)	0.36	(k)	0.90	(k)	3.38	117
7.94	6.03	52,118	0.39		0.92		0.39		0.92		5.45	35
7.97	4.49	44,126	0.47	(l)	1.01	(l)	0.47	(l)	1.01	(l)	3.92	34
7.91	12.32	34,566	0.52		1.10		0.52		1.10		5.12	3

7.62	12.78	3,488	0.77	(d)	1.13	(d)	0.77	(d)	1.13	(d)	0.99	16
7.00	(7.40)	4,880	0.61	(k)	1.15	(k)	0.61	(k)	1.15	(k)	3.40	117
7.90	5.66	5,484	0.64		1.17		0.64		1.17		4.87	35
7.94	4.28	6,507	0.72	(l)	1.26	(l)	0.72	(l)	1.26	(l)	3.77	34
7.88	12.08	4,171	0.77		1.35		0.77		1.35		5.13	3

$10.63	13.61%	$37,778	0.32%		0.67%		0.32%		0.67%		1.30%	22%
9.52	(7.51)	31,927	0.14		0.67		0.14		0.67		3.88	125
10.67	5.87	40,600	0.15		0.67		0.15		0.67		5.86	30
10.84	5.57	35,891	0.21	(l)	0.76	(l)	0.21	(l)	0.76	(l)	4.00	31
10.68	13.39	27,180	0.25		0.97		0.25		0.97		6.87	6

10.58	13.48	8,902	0.57		0.92		0.57		0.92		1.03	22
9.51	(7.76)	8,412	0.39		0.92		0.39		0.92		3.58	125
10.66	5.53	18,048	0.40		0.92		0.40		0.92		5.61	30
10.84	5.34	9,445	0.46	(l)	1.01	(l)	0.46	(l)	1.01	(l)	4.22	31
10.68	13.08	5,701	0.50		1.22		0.50		1.22		5.13	6

10.57	13.14	780	0.80	(d)	1.15	(d)	0.80	(d)	1.15	(d)	0.81	22
9.52	(8.02)	797	0.64		1.17		0.64		1.17		3.56	125
10.68	5.41	629	0.65		1.17		0.65		1.17		4.47	30
10.84	5.02	1,022	0.71	(l)	1.26	(l)	0.71	(l)	1.26	(l)	4.09	31
10.69	12.83	488	0.75		1.47		0.75		1.47		6.66	6

$7.98	13.96%	$50,775	0.32%		0.67%		0.32%		0.67%		1.24%	23%
7.29	(7.36)	41,655	0.15		0.67		0.15		0.67		3.89	140
8.26	6.46	48,090	0.16		0.67		0.16		0.67		5.41	22
8.26	4.96	41,310	0.21	(l)	0.76	(l)	0.21	(l)	0.76	(l)	4.24	41
8.19	13.14	26,336	0.26		0.85		0.26		0.85		6.67	7

7.94	13.50	11,459	0.57		0.92		0.57		0.92		0.79	23
7.26	(7.56)	39,711	0.40		0.92		0.40		0.92		3.61	140
8.23	6.24	40,525	0.41		0.92		0.41		0.92		5.26	22
8.23	4.74	25,826	0.46	(l)	1.01	(l)	0.46	(l)	1.01	(l)	4.12	41
8.16	12.84	16,651	0.51		1.10		0.51		1.10		5.50	7

7.90	13.37	1,442	0.80	(d)	1.15	(d)	0.80	(d)	1.15	(d)	0.72	23
7.23	(7.80)	1,660	0.65		1.17		0.65		1.17		3.23	140
8.20	5.90	2,821	0.66		1.17		0.66		1.17		5.85	22
8.21	4.54	2,331	0.71	(l)	1.26	(l)	0.71	(l)	1.26	(l)	4.09	41
8.14	12.53	1,226	0.76		1.35		0.76		1.35		4.80	7

ANNUAL REPORT	MARCH 31, 2017	27

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® 2055 Fund
Institutional Class
03/31/2017	$9.15	$0.12	$1.13	$1.25	$(0.30)	$0.00	$0.00	$(0.30)
03/31/2016	10.32	0.36	(1.07)	(0.71)	(0.38)	(0.08)	0.00	(0.46)
12/31/2014 - 03/31/2015	10.00	0.03	0.29	0.32	0.00	0.00	0.00	0.00
Administrative Class
03/31/2017	9.13	0.09	1.15	1.24	(0.28)	0.00	0.00	(0.28)
03/31/2016	10.31	0.37	(1.10)	(0.73)	(0.37)	(0.08)	0.00	(0.45)
12/31/2014 - 03/31/2015	10.00	0.03	0.28	0.31	0.00	0.00	0.00	0.00
Class A
03/31/2017	9.12	0.06	1.15	1.21	(0.25)	0.00	0.00	(0.25)
03/31/2016	10.31	0.34	(1.10)	(0.76)	(0.35)	(0.08)	0.00	(0.43)
12/31/2014 - 03/31/2015	10.00	0.09	0.22	0.31	0.00	0.00	0.00	0.00

PIMCO REALPATH® Income Fund
Institutional Class
03/31/2017	$8.02	$0.21	$0.54	$0.75	$(0.31)	$0.00	$0.00	$(0.31)
03/31/2016	8.62	0.30	(0.60)	(0.30)	(0.30)	0.00	0.00	(0.30)
03/31/2015	8.71	0.39	0.06	0.45	(0.42)	(0.10)	(0.02)	(0.54)
03/31/2014	8.87	0.27	(0.19)	0.08	(0.24)	0.00	0.00	(0.24)
03/31/2013	8.52	0.36	0.40	0.76	(0.40)	0.00	(0.01)	(0.41)
Administrative Class
03/31/2017	8.02	0.19	0.53	0.72	(0.29)	0.00	0.00	(0.29)
03/31/2016	8.61	0.28	(0.59)	(0.31)	(0.28)	0.00	0.00	(0.28)
03/31/2015	8.70	0.33	0.10	0.43	(0.40)	(0.10)	(0.02)	(0.52)
03/31/2014	8.87	0.24	(0.19)	0.05	(0.22)	0.00	0.00	(0.22)
03/31/2013	8.50	0.38	0.36	0.74	(0.36)	0.00	(0.01)	(0.37)
Class A
03/31/2017	8.01	0.18	0.53	0.71	(0.28)	0.00	0.00	(0.28)
03/31/2016	8.61	0.28	(0.62)	(0.34)	(0.26)	0.00	0.00	(0.26)
03/31/2015	8.70	0.31	0.10	0.41	(0.38)	(0.10)	(0.02)	(0.50)
03/31/2014	8.86	0.21	(0.17)	0.04	(0.20)	0.00	0.00	(0.20)
03/31/2013	8.47	0.35	0.36	0.71	(0.31)	0.00	(0.01)	(0.32)

PIMCO Global Multi-Asset Fund (Consolidated)
Institutional Class
03/31/2017	$10.82	$0.28	$0.92	$1.20	$(0.25)	$0.00	$0.00	$(0.25)
03/31/2016	11.50	0.36	(1.04)	(0.68)	0.00	0.00	0.00	0.00
03/31/2015	10.41	0.30	0.85	1.15	0.00	0.00	(0.06)	(0.06)
03/31/2014	11.37	0.34	(1.20)	(0.86)	(0.07)	0.00	(0.03)	(0.10)
03/31/2013	11.35	0.29	0.15	0.44	(0.38)	(0.04)	0.00	(0.42)
Class P
03/31/2017	10.80	0.27	0.92	1.19	(0.24)	0.00	0.00	(0.24)
03/31/2016	11.50	0.35	(1.05)	(0.70)	0.00	0.00	0.00	0.00
03/31/2015	10.41	0.29	0.86	1.15	0.00	0.00	(0.06)	(0.06)
03/31/2014	11.37	0.31	(1.17)	(0.86)	(0.07)	0.00	(0.03)	(0.10)
03/31/2013	11.33	0.28	0.15	0.43	(0.35)	(0.04)	0.00	(0.39)
Class D
03/31/2017	10.74	0.22	0.90	1.12	(0.19)	0.00	0.00	(0.19)
03/31/2016	11.48	0.29	(1.03)	(0.74)	0.00	0.00	0.00	0.00
03/31/2015	10.42	0.23	0.86	1.09	0.00	0.00	(0.03)	(0.03)
03/31/2014	11.42	0.26	(1.19)	(0.93)	(0.04)	0.00	(0.03)	(0.07)
03/31/2013	11.27	0.21	0.16	0.37	(0.18)	(0.04)	0.00	(0.22)
Class A
03/31/2017	10.73	0.22	0.91	1.13	(0.19)	0.00	0.00	(0.19)
03/31/2016	11.48	0.30	(1.05)	(0.75)	0.00	0.00	0.00	0.00
03/31/2015	10.42	0.23	0.86	1.09	0.00	0.00	(0.03)	(0.03)
03/31/2014	11.42	0.27	(1.20)	(0.93)	(0.04)	0.00	(0.03)	(0.07)
03/31/2013	11.27	0.21	0.16	0.37	(0.18)	(0.04)	0.00	(0.22)

28	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.10	13.84%	$4,953	0.33%		0.68%		0.33%		0.68%		1.24%		36%
9.15	(6.78)	3,222	0.17		0.68		0.17		0.68		3.82		142
10.32	3.20	3,097	0.18	*	1.92	*	0.18	*	1.92	*	1.28	*	6

10.09	13.75	11	0.58		0.93		0.58		0.93		0.91		36
9.13	(7.04)	31	0.42		0.93		0.42		0.93		3.88		142
10.31	3.10	10	0.43	*	2.17	*	0.43	*	2.17	*	1.05	*	6

10.08	13.43	46	0.81	(d)	1.16	(d)	0.81	(d)	1.16	(d)	0.58		36
9.12	(7.29)	133	0.67		1.18		0.67		1.18		3.67		142
10.31	3.10	59	0.68	*	2.42	*	0.68	*	2.42	*	3.61	*	6

$8.46	9.58%	$13,780	0.15%		0.55%		0.15%		0.55%		2.54%		35%
8.02	(3.46)	15,833	0.03		0.55		0.03		0.55		3.67		74
8.62	5.27	30,810	0.04		0.55		0.04		0.55		4.38		50
8.71	0.96	18,227	0.15	(m)	0.65	(m)	0.15	(m)	0.65	(m)	3.12		26
8.87	9.04	15,873	0.23		0.75		0.23		0.75		4.03		74

8.45	9.16	16,071	0.40		0.80		0.40		0.80		2.26		35
8.02	(3.60)	26,837	0.28		0.80		0.28		0.80		3.40		74
8.61	5.02	57,610	0.29		0.80		0.29		0.80		3.81		50
8.70	0.61	28,156	0.40	(m)	0.90	(m)	0.40	(m)	0.90	(m)	2.72		26
8.87	8.85	27,540	0.48		1.00		0.48		1.00		4.27		74

8.44	8.98	7,800	0.63	(d)	1.03	(d)	0.63	(d)	1.03	(d)	2.10		35
8.01	(3.93)	7,163	0.53		1.05		0.53		1.05		3.37		74
8.61	4.74	8,673	0.54		1.05		0.54		1.05		3.56		50
8.70	0.48	8,635	0.65	(m)	1.15	(m)	0.65	(m)	1.15	(m)	2.47		26
8.86	8.46	9,077	0.73		1.25		0.73		1.25		3.95		74

$11.77	11.19%	$290,714	0.89%		1.13%		0.79%		1.03%		2.49%		327%
10.82	(5.91)	365,733	0.80		1.07		0.73		1.00		3.21		380
11.50	11.10	590,159	0.61		1.03		0.57		0.99		2.77		444
10.41	(7.53)	879,815	0.51		1.00		0.49		0.98		3.17		94
11.37	3.93	2,232,436	0.54		1.04		0.52		1.02		2.59		223

11.75	11.10	47,466	0.99		1.23		0.89		1.13		2.40		327
10.80	(6.09)	71,807	0.90		1.17		0.83		1.10		3.13		380
11.50	11.05	94,550	0.71		1.13		0.67		1.09		2.60		444
10.41	(7.58)	128,371	0.61		1.10		0.59		1.08		2.88		94
11.37	3.83	789,716	0.64		1.14		0.62		1.12		2.46		223

11.67	10.51	18,352	1.42	(d)	1.66	(d)	1.32	(d)	1.56	(d)	1.95		327
10.74	(6.45)	23,432	1.40		1.67		1.33		1.60		2.61		380
11.48	10.48	32,129	1.21		1.63		1.17		1.59		2.10		444
10.42	(8.13)	54,599	1.11		1.60		1.09		1.58		2.47		94
11.42	3.35	186,755	1.14		1.64		1.12		1.62		1.89		223

11.67	10.61	97,853	1.42	(d)	1.66	(d)	1.32	(d)	1.56	(d)	1.97		327
10.73	(6.53)	144,398	1.40		1.67		1.33		1.60		2.68		380
11.48	10.48	173,624	1.21		1.63		1.17		1.59		2.13		444
10.42	(8.14)	277,675	1.11		1.60		1.09		1.58		2.51		94
11.42	3.35	887,996	1.14		1.64		1.12		1.62		1.89		223

ANNUAL REPORT	MARCH 31, 2017	29

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Global Multi-Asset Fund (Consolidated) (Cont.)
Class C
03/31/2017	$10.46	$0.13	$0.89	$1.02	$(0.11)	$0.00	$0.00	$(0.11)
03/31/2016	11.28	0.21	(1.03)	(0.82)	0.00	0.00	0.00	0.00
03/31/2015	10.28	0.15	0.85	1.00	0.00	0.00	(0.00)^	(0.00)^
03/31/2014	11.31	0.19	(1.19)	(1.00)	(0.00)^	0.00	(0.03)	(0.03)
03/31/2013	11.13	0.13	0.15	0.28	(0.06)	(0.04)	0.00	(0.10)
Class R
03/31/2017	10.63	0.19	0.89	1.08	(0.16)	0.00	0.00	(0.16)
03/31/2016	11.40	0.26	(1.03)	(0.77)	0.00	0.00	0.00	0.00
03/31/2015	10.36	0.21	0.85	1.06	0.00	0.00	(0.02)	(0.02)
03/31/2014	11.36	0.25	(1.19)	(0.94)	(0.03)	0.00	(0.03)	(0.06)
03/31/2013	11.21	0.20	0.13	0.33	(0.14)	(0.04)	0.00	(0.18)

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.
(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.
(e)	Effective April 1, 2015, the Fund’s Investment advisory fee was decreased by 0.02% to an annual rate of 0.53%.
(f)	Effective October 1, 2013, the Fund’s Investment advisory fee was decreased by 0.15% to an annual rate of 0.55%.
(g)	Effective April 1, 2015, the Fund’s Investment advisory fee was decreased by 0.03% to an annual rate of 0.55%.
(h)	Effective October 1, 2013, the Fund’s Investment advisory fee was decreased by 0.12% to an annual rate of 0.58%.
(i)	Effective April 1, 2015, the Fund’s Investment advisory fee was decreased by 0.02% to an annual rate of 0.58%.
(j)	Effective October 1, 2013, the Fund’s Investment advisory fee was decreased by 0.15% to an annual rate of 0.60%.
(k)	Effective April 1, 2015, the Fund’s Investment advisory fee was decreased by 0.02% to an annual rate of 0.60%.
(l)	Effective October 1, 2013, the Fund’s Investment advisory fee was decreased by 0.18% to an annual rate of 0.62%.
(m)	Effective October 1, 2013, the Fund’s Investment advisory fee was decreased by 0.20% to an annual rate of 0.50%.

30	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$11.37	9.81%	$105,531	2.17	%(d)	2.41	%(d)	2.07	%(d)	2.31	%(d)	1.21%	327%
10.46	(7.27)	143,279	2.15		2.42		2.08		2.35		1.91	380
11.28	9.73	168,676	1.96		2.38		1.92		2.34		1.38	444
10.28	(8.83)	252,325	1.86		2.35		1.84		2.33		1.76	94
11.31	2.58	737,592	1.89		2.39		1.87		2.37		1.18	223

11.55	10.26	5,869	1.67	(d)	1.91	(d)	1.57	(d)	1.81	(d)	1.70	327
10.63	(6.75)	7,200	1.65		1.92		1.58		1.85		2.36	380
11.40	10.24	11,022	1.46		1.88		1.42		1.84		1.92	444
10.36	(8.27)	13,919	1.36		1.85		1.34		1.83		2.33	94
11.36	3.02	20,858	1.39		1.89		1.37		1.87		1.79	223

ANNUAL REPORT	MARCH 31, 2017	31

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Multi-Strategy Alternative Fund	PIMCO REALPATH® 2020 Fund	PIMCO REALPATH® 2025 Fund	PIMCO REALPATH® 2030 Fund

Assets:
Investments, at value
Investments in securities*	$7,787	$0	$112	$4,571
Investments in Affiliates	95,717	37,467	37,916	42,618
Financial Derivative Instruments
Exchange-traded or centrally cleared	94	29	27	55
Over the counter	1,538	21	21	29
Cash	652	90	1	1
Deposits with counterparty	932	113	108	137
Foreign currency, at value	6	8	15	43
Receivable for investments sold	51	14	17	25
Receivable for investments in Affiliates sold	0	4,458	4,634	5,314
Receivable for investments sold on a delayed-delivery basis	4	0	0	0
Receivable for Fund shares sold	105	30	33	31
Dividends receivable from Affiliates	82	102	94	94
Total Assets	106,968	42,332	42,978	52,918

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$469	$0	$0	$0
Financial Derivative Instruments
Exchange-traded or centrally cleared	86	6	6	39
Over the counter	1,333	12	15	120
Payable for investments purchased	49	3	3	4
Payable for investments in Affiliates purchased	82	3,937	4,365	4,821
Deposits from counterparty	370	0	0	0
Payable for Fund shares redeemed	45	5	4	4
Accrued investment advisory fees	29	4	5	8
Accrued supervisory and administrative fees	10	3	2	3
Accrued distribution fees	1	3	5	5
Accrued servicing fees	0	2	1	1
Total Liabilities	2,474	3,975	4,406	5,005

Net Assets	$104,494	$38,357	$38,572	$47,913

Net Assets Consist of:
Paid in capital	$106,487	$42,413	$41,822	$51,966
Undistributed (overdistributed) net investment income	(811)	1,210	873	1,120
Accumulated undistributed net realized (loss)	(2,164)	(6,650)	(5,928)	(8,333)
Net unrealized appreciation	982	1,384	1,805	3,160

Net Assets	$104,494	$38,357	$38,572	$47,913

Cost of investments in securities	$7,700	$0	$112	$4,455
Cost of investments in Affiliates	$94,661	$36,012	$36,039	$39,452
Cost of foreign currency held	$6	$9	$17	$49
Proceeds received on short sales	$444	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$298	$89	$85	$22

* Includes repurchase agreements of:	$0	$0	$112	$168

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

PIMCO REALPATH® 2035 Fund	PIMCO REALPATH® 2040 Fund	PIMCO REALPATH® 2045 Fund	PIMCO REALPATH® 2050 Fund	PIMCO REALPATH® 2055 Fund	PIMCO REALPATH® Income Fund

$3,234	$4,073	$5,159	$7,434	$559	$0
33,801	43,466	42,584	56,698	4,382	37,498

45	54	54	74	5	28
26	36	37	52	4	18
27	101	1	1	101	99
110	136	130	184	24	101
34	73	42	81	4	21
22	31	33	45	4	12
3,265	3,160	2,526	3,424	265	3,829
0	0	0	0	0	0
24	18	17	11	0	6
57	60	51	62	5	104
40,645	51,208	50,634	68,066	5,353	41,716

$0	$0	$0	$0	$0	$0

32	39	38	54	4	6
99	125	123	174	12	10
4	6	7	9	1	3
3,179	3,332	2,990	4,102	325	3,443
0	0	0	0	0	0
51	1	1	30	0	591
8	10	11	15	1	3
2	3	2	3	0	3
3	2	2	3	0	4
1	1	0	0	0	2
3,379	3,519	3,174	4,390	343	4,065

$37,266	$47,689	$47,460	$63,676	$5,010	$37,651

$39,100	$48,383	$47,256	$64,475	$4,892	$41,909
1,841	1,480	1,938	2,103	129	611
(6,498)	(5,823)	(5,266)	(8,149)	(353)	(5,783)
2,823	3,649	3,532	5,247	342	914

$37,266	$47,689	$47,460	$63,676	$5,010	$37,651

$3,140	$3,959	$5,047	$7,277	$548	$0
$30,977	$39,801	$39,050	$51,431	$4,040	$36,509
$32	$77	$45	$86	$4	$23
$0	$0	$0	$0	$0	$0
$19	$24	$26	$34	$3	$91

$0	$0	$276	$123	$0	$0

ANNUAL REPORT	MARCH 31, 2017	33

Statements of Assets and Liabilities (Cont.)

	PIMCO Multi-Strategy Alternative Fund	PIMCO REALPATH® 2020 Fund	PIMCO REALPATH® 2025 Fund	PIMCO REALPATH® 2030 Fund

Net Assets:
Institutional Class	$96,031	$16,091	$14,413	$22,548
Class P	4,083	N/A	N/A	N/A
Administrative Class	N/A	14,534	21,911	21,204
Class D	3,068	N/A	N/A	N/A
Class A	864	7,732	2,248	4,161
Class C	448	N/A	N/A	N/A

Shares Issued and Outstanding:
Institutional Class	9,776	1,986	1,473	2,894
Class P	416	N/A	N/A	N/A
Administrative Class	N/A	1,753	2,240	2,721
Class D	314	N/A	N/A	N/A
Class A	88	957	229	537
Class C	46	N/A	N/A	N/A

Net Asset Value Per Share Outstanding:
Institutional Class	$9.82	$8.10	$9.79	$7.79
Class P	9.82	N/A	N/A	N/A
Administrative Class	N/A	8.29	9.78	7.79
Class D	9.76	N/A	N/A	N/A
Class A	9.87	8.08	9.80	7.74
Class C	9.71	N/A	N/A	N/A

34	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

PIMCO REALPATH® 2035 Fund	PIMCO REALPATH® 2040 Fund	PIMCO REALPATH® 2045 Fund	PIMCO REALPATH® 2050 Fund	PIMCO REALPATH® 2055 Fund	PIMCO REALPATH® Income Fund

$19,725	$33,227	$37,778	$50,775	$4,953	$13,780
N/A	N/A	N/A	N/A	N/A	N/A
15,204	10,974	8,902	11,459	11	16,071
N/A	N/A	N/A	N/A	N/A	N/A
2,337	3,488	780	1,442	46	7,800
N/A	N/A	N/A	N/A	N/A	N/A

1,948	4,330	3,552	6,365	490	1,630
N/A	N/A	N/A	N/A	N/A	N/A
1,502	1,431	842	1,443	1	1,902
N/A	N/A	N/A	N/A	N/A	N/A
232	458	74	182	5	924
N/A	N/A	N/A	N/A	N/A	N/A

$10.12	$7.67	$10.63	$7.98	$10.10	$8.46
N/A	N/A	N/A	N/A	N/A	N/A
10.12	7.67	10.58	7.94	10.09	8.45
N/A	N/A	N/A	N/A	N/A	N/A
10.09	7.62	10.57	7.90	10.08	8.44
N/A	N/A	N/A	N/A	N/A	N/A

ANNUAL REPORT	MARCH 31, 2017	35

Consolidated Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Global Multi-Asset Fund

Assets:
Investments, at value
Investments in securities*	$537,413
Investments in Affiliates	128,798
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,101
Over the counter	7,240
Deposits with counterparty	3,980
Foreign currency, at value	29,849
Receivable for investments sold	524
Receivable for investments sold on a delayed-delivery basis	307
Receivable for TBA investments sold	75,024
Receivable for Fund shares sold	44
Interest and/or dividends receivable	1,471
Dividends receivable from Affiliates	280
Reimbursement receivable from PIMCO	35
Total Assets	789,066

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$77,968
Payable for sale-buyback transactions	20,638
Payable for short sales	2,098
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,141
Over the counter	9,845
Payable for investments purchased	1,981
Payable for investments in Affiliates purchased	246
Payable for TBA investments purchased	100,888
Deposits from counterparty	3,025
Payable for Fund shares redeemed	536
Overdraft due to custodian	274
Accrued investment advisory fees	429
Accrued supervisory and administrative fees	81
Accrued distribution fees	78
Accrued servicing fees	47
Other liabilities	6
Total Liabilities	223,281

Net Assets	$565,785

Net Assets Consist of:
Paid in capital	$712,150
(Overdistributed) net investment income	(2,143)
Accumulated undistributed net realized (loss)	(145,351)
Net unrealized appreciation	1,129

Net Assets	$565,785

Cost of investments in securities	$535,887
Cost of investments in Affiliates	$126,040
Cost of foreign currency held	$31,317
Proceeds received on short sales	$2,103
Cost or premiums of financial derivative instruments, net	$1,757

* Includes repurchase agreements of:	$54,189

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

PIMCO Global Multi-Asset Fund

Net Assets:
Institutional Class	$290,714
Class P	47,466
Class D	18,352
Class A	97,853
Class C	105,531
Class R	5,869

Shares Issued and Outstanding:
Institutional Class	24,709
Class P	4,040
Class D	1,572
Class A	8,383
Class C	9,282
Class R	508

Net Asset Value Per Share Outstanding:
Institutional Class	$11.77
Class P	11.75
Class D	11.67
Class A	11.67
Class C	11.37
Class R	11.55

ANNUAL REPORT	MARCH 31, 2017	37

Statements of Operations

Year Ended March 31, 2017
(Amounts in thousands†)	PIMCO Multi-Strategy Alternative Fund	PIMCO REALPATH® 2020 Fund	PIMCO REALPATH® 2025 Fund	PIMCO REALPATH® 2030 Fund

Investment Income:
Interest	$21	$(2)	$(2)	$(5)
Dividends	6	22	25	40
Dividends from Investments in Affiliates	2,429	1,096	927	1,132
Total Income	2,456	1,116	950	1,167

Expenses:
Investment advisory fees	793	234	219	312
Supervisory and administrative fees	84	44	26	43
Distribution and/or servicing fees - Administrative Class	0	45	59	63
Distribution and/or servicing fees - Class D	4	2 ^	1 ^	2 ^
Distribution fees - Class C	4	12 ^	3 ^	12 ^
Servicing fees - Class A	2	18	5	11
Servicing fees - Class C	1	4 ^	1 ^	4 ^
Dividends on short sales	2	0	0	0
Trustee fees	1	0	1	0
Interest expense	4	0	0	1
Miscellaneous expense	4	0	0	0
Total Expenses	899	359	315	448
Waiver and/or Reimbursement by PIMCO	(553)	(177)	(155)	(208)
Net Expenses	346	182	160	240

Net Investment Income	2,110	934	790	927

Net Realized Gain (Loss):
Investments in securities	79	(889)	(547)	(664)
Investments in Affiliates	(78)	514	300	477
Net capital gain distributions received from Affiliate investments	22	64	61	61
Exchange-traded or centrally cleared financial derivative instruments	(75)	(281)	(246)	(237)
Over the counter financial derivative instruments	555	1,203	1,455	2,146
Short sales	(24)	0	0	0
Foreign currency	(58)	(11)	(2)	(43)

Net Realized Gain	421	600	1,021	1,740

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	90	353	58	243
Investments in Affiliates	1,550	1,606	1,829	2,853
Exchange-traded or centrally cleared financial derivative instruments	(45)	(33)	(45)	(29)
Over the counter financial derivative instruments	(283)	527	408	466
Short sales	(23)	0	0	0
Foreign currency assets and liabilities	1	(1)	(2)	(7)

Net Change in Unrealized Appreciation	1,290	2,452	2,248	3,526

Net Increase in Net Assets Resulting from Operations	$3,821	$3,986	$4,059	$6,193

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class D and Class C Shares liquidated at the close of business on October 28, 2016.

38	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

PIMCO REALPATH® 2035 Fund	PIMCO REALPATH® 2040 Fund	PIMCO REALPATH® 2045 Fund	PIMCO REALPATH® 2050 Fund	PIMCO REALPATH® 2055 Fund	PIMCO REALPATH® Income Fund

$(4)	$(4)	$(3)	$(2)	$(1)	$(2)
34	46	36	72	3	19
757	878	692	971	61	1,159
787	920	725	1,041	63	1,176

244	314	278	430	25	220
26	40	24	41	3	43
48	38	21	51	0	50
1 ^	3 ^	1 ^	1 ^	0 ^	2 ^
1 ^	5 ^	1 ^	3 ^	0 ^	9 ^
5	10	2	4	0	19
1 ^	2 ^	0 ^	1 ^	0 ^	3 ^
0	0	0	0	0	0
0	0	0	1	0	0
1	1	1	1	0	0
0	0	0	0	0	0
327	413	328	533	28	346
(152)	(191)	(158)	(244)	(14)	(175)
175	222	170	289	14	171

612	698	555	752	49	1,005

(453)	(508)	(447)	(442)	(37)	(831)
489	639	136	1,240	3	696
28	24	23	29	2	48
(172)	(215)	(121)	(269)	(5)	(195)
1,812	2,427	2,474	3,683	250	1,287
0	0	0	0	0	0
(2)	7	10	33	1	3

1,702	2,374	2,075	4,274	214	1,008

231	261	232	313	17	247
2,269	2,904	2,827	3,838	269	1,288
(50)	(76)	(65)	(158)	(8)	(31)
285	401	126	235	(5)	351
0	0	0	0	0	0
2	(5)	(3)	(6)	0	(3)

2,737	3,485	3,117	4,222	273	1,852

$5,051	$6,557	$5,747	$9,248	$536	$3,865

ANNUAL REPORT	MARCH 31, 2017	39

Consolidated Statement of Operations

Year Ended March 31, 2017
(Amounts in thousands†)	PIMCO Global Multi-Asset Fund

Investment Income:
Interest, net of foreign taxes*	$12,868
Dividends	1,560
Dividends from Investments in Affiliates	7,699
Total Income	22,127

Expenses:
Investment advisory fees	6,252
Supervisory and administrative fees	1,278
Distribution and/or servicing fees - Class D	50
Distribution fees - Class C	918
Distribution fees - Class R	16
Servicing fees - Class A	286
Servicing fees - Class C	306
Servicing fees - Class R	16
Trustee fees	5
Interest expense	680
Total Expenses	9,807
Waiver and/or Reimbursement by PIMCO	(1,541)
Net Expenses	8,266

Net Investment Income	13,861

Net Realized Gain (Loss):
Investments in securities	(3,452)
Investments in Affiliates	(9,304)
Exchange-traded or centrally cleared financial derivative instruments	35,542
Over the counter financial derivative instruments	(4,447)
Foreign currency	(3,569)

Net Realized Gain	14,770

Net Change in Unrealized Appreciation:
Investments in securities	3,333
Investments in Affiliates	17,650
Exchange-traded or centrally cleared financial derivative instruments	3,421
Over the counter financial derivative instruments	11,295
Foreign currency assets and liabilities	184

Net Change in Unrealized Appreciation	35,883

Net Increase in Net Assets Resulting from Operations	$64,514

* Foreign tax withholdings	$21

†	A zero balance may reflect actual amounts rounding to less than one thousand.

40	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Multi-Strategy Alternative Fund		PIMCO REALPATH® 2020 Fund			PIMCO REALPATH® 2025 Fund

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017		Year Ended March 31, 2016	Year Ended March 31, 2017		Year Ended March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$2,110	$1,545	$934		$2,778	$790		$2,533
Net realized gain (loss)	421	(2,324)	600		(6,368)	1,021		(5,696)
Net change in unrealized appreciation (depreciation)	1,290	(464)	2,452		(1,085)	2,248		(1,118)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,821	(1,243)	3,986		(4,675)	4,059		(4,281)

Distributions to Shareholders:
From net investment income
Institutional Class	(3,350)	(1,026)	(382)		(852)	(459)		(622)
Class P	(176)	(1)	0		(2)^^	0		(0)^^
Administrative Class	0	0	(331)		(1,147)	(660)		(1,480)
Class D	(76)	(14)	(7	)^	(79)	(3	)^	(21)
Class A	(36)	(6)	(147)		(256)	(60)		(65)
Class C	(19)	(4)	(8	)^	(79)	(2	)^	(20)
Class R	0	0	0		(35)^^	0		(17)^^
From net realized capital gains
Institutional Class	0	0	0		(161)	0		0
Class P	0	0	0		(0)^^	0		0 ^^
Administrative Class	0	0	0		(216)	0		0
Class D	0	0	0	^	(19)	0	^	0
Class A	0	0	0		(61)	0		0
Class C	0	0	0	^	(24)	0	^	0
Class R	0	0	0		(9)^^	0		0 ^^
Tax basis return of capital
Institutional Class	(142)	0	0		0	0		0
Class P	(9)	0	0		(0)^^	0		0 ^^
Administrative Class	0	0	0		0	0		0
Class D	(3)	0	0	^	0	0	^	0
Class A	(2)	0	0		0	0		0
Class C	(1)	0	0	^	0	0	^	0
Class R	0	0	0		(0)^^	0		0 ^^

Total Distributions(a)	(3,814)	(1,051)	(875)		(2,940)	(1,184)		(2,225)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	51,448	34,728	(19,357)		(45,693)	(14,258)		(31,573)

Total Increase (Decrease) in Net Assets	51,455	32,434	(16,246)		(53,308)	(11,383)		(38,079)

Net Assets:
Beginning of year	53,039	20,605	54,603		107,911	49,955		88,034
End of year*	$104,494	$53,039	$38,357		$54,603	$38,572		$49,955

* Including undistributed (overdistributed) net investment income of:	$(811)	$2	$1,210		$50	$873		$(25)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
^	Class D and Class C Shares liquidated at the close of business on October 28, 2016.
^^	Class R and Class P Shares liquidated at the close of business on January 22, 2016.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2017	41

Statements of Changes in Net Assets (Cont.)

	PIMCO REALPATH® 2030 Fund			PIMCO REALPATH® 2035 Fund				PIMCO REALPATH® 2040 Fund

(Amounts in thousands†)	Year Ended March 31, 2017		Year Ended March 31, 2016	Year Ended March 31, 2017		Year Ended March 31, 2016		Year Ended March 31, 2017		Year Ended March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$927		$3,909	$612		$2,701		$698		$3,013
Net realized gain (loss)	1,740		(8,151)	1,702		(6,547)		2,374		(5,581)
Net change in unrealized appreciation (depreciation)	3,526		(3,007)	2,737		(1,879)		3,485		(4,163)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,193		(7,249)	5,051		(5,725)		6,557		(6,731)

Distributions to Shareholders:
From net investment income
Institutional Class	(842)		(1,242)	(327)		(944)		(1,208)		(1,420)
Class P	0		(0)^^	0		(0	)^^^	0		(0)^^
Administrative Class	(795)		(1,835)	(229)		(1,376)		(393)		(962)
Class D	(6	)^	(62)	(2	)^	(23)		(7	)^	(51)
Class A	(147)		(196)	(28)		(44)		(124)		(160)
Class C	(3	)^	(80)	0	^	(8)		(1	)^	(35)
Class R	0		(35)^^	0		(4	)^^	0		(13)^^
From net realized capital gains
Institutional Class	0		0	0		(166)		0		(473)
Class P	0		0 ^^	0		(0	)^^^	0		(0)^^
Administrative Class	0		0	0		(225)		0		(299)
Class D	0	^	0	0	^	(5)		0	^	(20)
Class A	0		0	0		(10)		0		(66)
Class C	0	^	0	0	^	(2)		0	^	(17)
Class R	0		0 ^^	0		(1	)^^	0		(6)^^
Tax basis return of capital
Institutional Class	0		0	0		0		0		0
Class P	0		0 ^^	0		(0	)^^^	0		0 ^^
Administrative Class	0		0	0		0		0		0
Class D	0	^	0	0	^	0		0	^	0
Class A	0		0	0		0		0		0
Class C	0	^	0	0	^	0		0	^	0
Class R	0		0 ^^	0		(0	)^^	0		0 ^^

Total Distributions(a)	(1,793)		(3,450)	(586)		(2,808)		(1,733)		(3,522)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(24,089)		(51,108)	(18,973)		(28,919)		(19,365)		(35,691)

Total Increase (Decrease) in Net Assets	(19,689)		(61,807)	(14,508)		(37,452)		(14,541)		(45,944)

Net Assets:
Beginning of year	67,602		129,409	51,774		89,226		62,230		108,174
End of year*	$47,913		$67,602	$37,266		$51,774		$47,689		$62,230

* Including undistributed (overdistributed) net investment income of:	$1,120		$(41)	$1,841		$25		$1,480		$18

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
^	Class D and Class C Shares liquidated at the close of business on October 28, 2016.
^^	Class R and Class P Shares liquidated at the close of business on January 22, 2016.
^^^	Class P Shares liquidated at the close of business on November 18, 2015.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

42	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

PIMCO REALPATH® 2045 Fund			PIMCO REALPATH® 2050 Fund			PIMCO REALPATH® 2055 Fund			PIMCO REALPATH® Income Fund

Year Ended March 31, 2017		Year Ended March 31, 2016	Year Ended March 31, 2017		Year Ended March 31, 2016	Year Ended March 31, 2017		Year Ended March 31, 2016	Year Ended March 31, 2017		Year Ended March 31, 2016

$555		$1,902	$752		$3,180	$49		$123	$1,005		$2,597
2,075		(5,042)	4,274		(8,544)	214		(335)	1,008		(4,408)
3,117		(1,182)	4,222		(1,029)	273		(13)	1,852		(1,930)

5,747		(4,322)	9,248		(6,393)	536		(225)	3,865		(3,741)

(624)		(1,221)	(1,879)		(1,498)	(127)		(122)	(525)		(760)
0		(0)^^	0		(1)^^	0		(1)^^	0		(3)^^
(162)		(406)	(395)		(1,231)	0		(1)	(615)		(1,177)
0	^	(17)	(2	)^	(31)	0	^	(0)	(8	)^	(54)
(14)		(26)	(55)		(65)	(3)		(5)	(262)		(238)
0	^	(3)	0	^	(16)	0	^	(0)	(7	)^	(63)
0		(2)^^	0		(8)^^	0		(0)^^	0		(5)^^

0		0	0		(536)	0		(27)	0		0
0		0 ^^	0		(0)^^	0		(0)^^	0		0 ^^
0		0	0		(438)	0		(0)	0		0
0	^	0	0	^	(14)	0	^	(0)	0	^	0
0		0	0		(27)	0		(1)	0		0
0	^	0	0	^	(8)	0	^	(0)	0	^	0
0		0 ^^	0		(4)^^	0		(0)^^	0		0 ^^

0		0	0		0	0		0	0		0
0		0 ^^	0		(0)^^	0		(0)^^	0		0 ^^
0		0	0		0	0		0	0		0
0	^	0	0	^	0	0	^	0	0	^	0
0		0	0		0	0		0	0		0
0	^	0	0	^	0	0	^	0	0	^	0
0		0 ^^	0		(0)^^	0		(0)^^	0		0 ^^

(800)		(1,675)	(2,331)		(3,877)	(130)		(157)	(1,417)		(2,300)

733		(12,496)	(27,799)		774	1,186		541	(17,880)		(44,630)

5,680		(18,493)	(20,882)		(9,496)	1,592		159	(15,432)		(50,671)

41,780		60,273	84,558		94,054	3,418		3,259	53,083		103,754
$47,460		$41,780	$63,676		$84,558	$5,010		$3,418	$37,651		$53,083

$1,938		$(127)	$2,103		$17	$129		$(5)	$611		$67

ANNUAL REPORT	MARCH 31, 2017	43

Consolidated Statements of Changes in Net Assets

	PIMCO Global Multi-Asset Fund

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016

(Decrease) in Net Assets from:

Operations:
Net investment income	$13,861	$29,057
Net realized gain (loss)	14,770	(70,883)
Net change in unrealized appreciation (depreciation)	35,883	(37,775)

Net Increase (Decrease) in Net Assets Resulting from Operations	64,514	(79,601)

Distributions to Shareholders:
From net investment income
Institutional Class	(6,955)	0
Class P	(1,111)	0
Administrative Class	(0)^	0
Class D	(323)	0
Class A	(1,837)	0
Class C	(1,186)	0
Class R	(91)	0
From net realized capital gain
Institutional Class	0	0
Class P	0	0
Administrative Class	0 ^	0
Class D	0	0
Class A	0	0
Class C	0	0
Class R	0	0

Total Distributions(a)	(11,503)	0

Fund Share Transactions:
Net (decrease) resulting from Fund share transactions**	(243,106)	(234,731)

Total (Decrease) in Net Assets	(190,095)	(314,332)

Net Assets:
Beginning of year	755,880	1,070,212
End of year*	$565,785	$755,880

* Including (overdistributed) net investment income of:	$(2,143)	$(6,703)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
^	Administrative Class Shares liquidated at the close of business on January 13, 2017.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

44	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Consolidated Statement of Cash Flows

Year Ended March 31,2017
(Amounts in thousands)	PIMCO Global Multi-Asset Fund

Cash Flows Provided by Operating Activities:

Net increase in net assets resulting from operations	$64,514

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(2,135,709)
Proceeds from sales of long-term securities	2,450,139
Proceeds from sales of short-term portfolio investments, net	25,553
Decrease in deposits with counterparty	6,746
(Increase) in receivable for investments sold	(35,237)
Decrease in interest and/or dividends receivable	382
Decrease in dividends receivable from Affiliates	521
Proceeds from exchange-traded or centrally cleared financial derivative instruments	38,290
Proceeds from over the counter financial derivative instruments	16,071
Decrease in reimbursement receivable from PIMCO	17
(Decrease) in payable for investments purchased	(7,662)
(Decrease) in deposits from counterparty	(13,326)
(Decrease) in accrued investment advisory fees	(50)
(Decrease) in accrued supervisory and administrative fees	(67)
(Decrease) in accrued distribution fees	(20)
(Decrease) in accrued servicing fees	(15)
Proceeds from short sales transactions, net	2,103
Payments on foreign currency transactions	(3,471)
(Decrease) in other liabilities	(2)
Net Realized (Gain) Loss
Investments in securities	3,452
Investments in Affiliates	9,304
Exchange-traded or centrally cleared financial derivative instruments	(35,542)
Over the counter financial derivative instruments	4,447
Foreign currency	3,569
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(3,333)
Investments in Affiliates	(17,650)
Exchange-traded or centrally cleared financial derivative instruments	(3,421)
Over the counter financial derivative instruments	(11,295)
Foreign currency assets and liabilities	(184)
Net amortization (accretion) on investments	(2,987)

Net Cash Provided by Operating Activities	355,137

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	43,846
Payments on shares redeemed	(298,019)
Increase in overdraft due to custodian	274
Cash distributions paid*	(1,357)
Proceeds from reverse repurchase agreements	2,666,594
Payments on reverse repurchase agreements	(2,764,578)
Proceeds from sale-buyback transactions	1,056,104
Payments on sale-buyback transactions	(1,062,440)

Net Cash (Used for) Financing Activities	(359,576)

Net (Decrease) in Cash and Foreign Currency	(4,439)

Cash and Foreign Currency:
Beginning of year	34,288
End of year	$29,849

* Reinvestment of distributions	$10,146

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$786

ANNUAL REPORT	MARCH 31, 2017	45

Schedule of Investments PIMCO Multi-Strategy Alternative Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 7.5%

COMMON STOCKS 0.5%

INFORMATION TECHNOLOGY 0.5%
Apple, Inc. (f)	3,650	$525

Total Common Stocks (Cost $438)		525

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.0%

SHORT-TERM NOTES 5.2%
Federal Home Loan Bank
0.507% due 04/03/2017 - 04/04/2017 (b)(c)	$1,400	1,400
0.528% due 04/12/2017 (b)(c)	600	600
0.538% due 04/12/2017 - 04/27/2017 (b)(c)	1,400	1,400
0.541% due 04/17/2017 (b)(c)	400	400
0.543% due 04/20/2017 (b)(c)	200	200
0.761% due 04/21/2017 (b)(c)	1,400	1,399

		5,399

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.8%
0.561% due 04/20/2017 - 04/27/2017 (a)(b)(f)(h)	$1,864	$1,863

Total Short-Term Instruments (Cost $7,262)		7,262

Total Investments in Securities (Cost $7,700)		7,787

	SHARES
INVESTMENTS IN AFFILIATES 91.6%

MUTUAL FUNDS (d) 77.6%
PIMCO Credit Absolute Return Fund	2,799,971	28,112
PIMCO EqS® Long/Short Fund	876,435	10,429
PIMCO Mortgage Opportunities Fund	1,990,961	21,841
PIMCO RAE Worldwide Long/Short PLUS Fund	927,842	9,297
PIMCO TRENDS Managed Futures Strategy Fund	1,115,082	10,437
PIMCO Unconstrained Bond Fund	93,522	1,020

Total Mutual Funds (Cost $80,079)		81,136

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 14.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.0%
PIMCO Short-Term Floating NAV Portfolio III	1,474,880	$14,581

Total Short-Term Instruments (Cost $14,582)		14,581

Total Investments in Affiliates (Cost $94,661)		95,717

Total Investments 99.1% (Cost $102,361)		$103,504

Financial Derivative Instruments (e)(g) 0.2% (Cost or Premiums, net $298)		213

Other Assets and Liabilities, net 0.7%		777

Net Assets 100.0%		$104,494

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SHORT SALES:

SHORT SALES ON EXCHANGE-TRADED FUNDS

Counterparty	Description	Shares	Proceeds	Payable for Short Sales(1)
MSC	Technology Select Sector SPDR Fund	8,756	$(444)	$(469)

Total Short Sales			$(444)	$(469)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Prime Brokerage Agreement
MSC	$0	$0	$0	$(469)	$(469)	$0	$(469)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$(469)

(1)	Payable for short sales includes $2 of dividends payable.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

46	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Apple, Inc.	$120.000	01/19/2018	215	$126	$70

Total Purchased Options				$126	$70

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE Technology Select Sector SPDR	$45.000	01/19/2018	612	$(106)	$(46)

Total Written Options				$(106)	$(46)

FUTURES CONTRACTS:

		Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description	Type				Asset	Liability
E-mini S&P 500 Index June Futures	Short	06/2017	10	$4	$3	$0
Euro STOXX 50 June Futures	Short	06/2017	2	0	0	0
Euro-Bobl June Futures	Short	06/2017	25	(16)	0	(3)
Put Options Strike @ EUR 120.000 on Euro-Bobl June Futures	Long	06/2017	99	0	0	0
Put Options Strike @ EUR 130.250 on Euro-Bobl June Futures	Long	06/2017	63	(1)	0	(2)
Put Options Strike @ EUR 131.000 on Euro-Bobl June Futures	Short	05/2017	99	(7)	5	0
Put Options Strike @ EUR 131.500 on Euro-Bobl June Futures	Short	05/2017	99	(12)	8	0
Put Options Strike @ EUR 132.000 on Euro-Bobl June Futures	Long	05/2017	99	19	0	(9)
Put Options Strike @ EUR 99.875 on Euribor 2-Year Note May Futures	Short	05/2017	145	(1)	3	0
Volatility S&P 500 Index April Futures	Short	04/2017	10	9	0	(5)
Volatility S&P 500 Index June Futures	Short	06/2017	4	4	0	0
Volatility S&P 500 Index May Futures	Short	05/2017	7	8	0	(1)
VSTOXX April Futures	Short	04/2017	7	0	0	0
VSTOXX June Futures	Short	06/2017	2	0	0	0
VSTOXX May Futures	Short	05/2017	4	0	0	0

Total Futures Contracts				$7	$19	$(20)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
				Amount				Asset	Liability
Pay(1)	3-Month CAD-Bank Bill	2.250%	06/16/2026	CAD	4,750	$(2)	$(32)	$0	$(7)
Receive	3-Month CAD-Bank Bill	1.750	12/16/2046		300	31	(5)	1	0
Receive(1)	3-Month USD-LIBOR	2.100	05/20/2026	$	600	17	(2)	0	(1)
Receive(1)	3-Month USD-LIBOR	1.500	06/21/2027		500	(43)	3	1	0
Pay(1)	6-Month AUD-BBR-BBSW	2.750	06/17/2026	AUD	570	(11)	(9)	0	0
Pay(1)	6-Month EUR-EURIBOR	1.100	05/20/2026	EUR	1,570	(7)	8	1	0
Pay(1)	6-Month EUR-EURIBOR	2.010	02/03/2037		800	6	6	0	(2)
Receive(1)	6-Month GBP-LIBOR	1.900	05/18/2026	GBP	2,610	(74)	(42)	0	(7)
Receive(1)	6-Month GBP-LIBOR	1.994	02/01/2037		600	(18)	(18)	0	(3)
Receive(1)	6-Month GBP-LIBOR	2.040	02/01/2037		100	(3)	(4)	0	0
Receive(1)	6-Month JPY-LIBOR	0.300	05/25/2026	JPY	295,000	9	20	2	0

						$(95)	$(75)	$5	$(20)

Total Swap Agreements						$(95)	$(75)	$5	$(20)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	47

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(f)	Securities with an aggregate market value of $1,004 and cash of $419 have been pledged as collateral as of March 31, 2017 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Cash of $363 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$70	$19	$5	$94	$(46)	$(20)	$(20)	$(86)

(1)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(g) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2017	AUD	245		$185	$0	$(3)
	04/2017	CAD	966		730	4	0
	04/2017	CHF	412		407	0	(4)
	04/2017		$59	CAD	79	1	0
	04/2017		107	GBP	84	0	(1)
	04/2017		753	JPY	87,715	35	0
BOA	04/2017	EUR	2,841		$3,014	0	(17)
	04/2017		$1,975	EUR	1,840	0	(12)
	04/2017		20	TRY	73	0	0
	04/2017		23	ZAR	307	0	(1)
	04/2017	ZAR	64		$5	0	0
	05/2017	EUR	1,840		1,977	12	0
	05/2017	NOK	3,905		454	0	(1)
BPS	04/2017	AUD	5		4	0	0
	04/2017	CAD	31		23	0	0
	04/2017	EUR	280		297	0	(1)
	04/2017		$27	CAD	35	0	0
	04/2017		340	MXN	6,998	33	0
	05/2017	GBP	19		$24	0	0
	05/2017		$457	SEK	4,110	2	0
CBK	04/2017	AUD	10		$8	0	0
	04/2017	BRL	15		5	0	0
	04/2017	CAD	33		25	0	0
	04/2017	EUR	2,706		2,908	22	0
	04/2017		$3,828	EUR	3,585	14	(18)
	04/2017		100	RUB	5,936	5	0
	04/2017		259	TRY	960	5	0
FBF	04/2017		5	CAD	7	0	0
	04/2017		10	JPY	1,100	0	0
GLM	04/2017	AUD	198		$150	0	(2)
	04/2017	CAD	74		56	0	0
	04/2017	CHF	4		4	0	0
	04/2017	EUR	1,232		1,312	3	(5)
	04/2017	GBP	61		75	0	(2)
	04/2017	JPY	1,400		12	0	0
	04/2017		$267	BRL	883	15	0
	04/2017		32	CAD	42	0	0
	04/2017		1,279	EUR	1,213	15	0
	04/2017		43	GBP	35	1	0
	04/2017		317	MXN	6,783	44	0
	04/2017		81	NOK	693	0	(1)
	04/2017		28	RUB	1,716	2	0
	05/2017	SEK	4,110		$466	7	0

48	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	04/2017	CAD	136		$102	$0	$0
	04/2017	EUR	616		654	0	(3)
IND	05/2017		$466	NOK	3,870	0	(16)
JPM	04/2017	CAD	58		$43	0	0
	04/2017	CHF	85		84	0	(1)
	04/2017	EUR	999		1,072	7	0
	04/2017	GBP	85		105	0	(2)
	04/2017	KRW	171,471		150	0	(4)
	04/2017	MXN	8,402		411	0	(37)
	04/2017		$4	EUR	4	0	0
	04/2017		52	MXN	1,059	5	0
	04/2017		247	ZAR	3,448	10	0
	05/2017	CNH	3,052		$456	13	0
	05/2017		$1,074	EUR	1,004	0	(1)
	05/2017		1	JPY	100	0	0
MSB	04/2017		44	BRL	138	0	0
NAB	05/2017		887	EUR	829	0	(2)
RBC	04/2017	KRW	180,339		$150	0	(11)
	04/2017		$6	CAD	8	0	0
	05/2017		4	NOK	35	0	0
SCX	04/2017	JPY	1,590		$14	0	0
	04/2017	NOK	694		84	3	0
	04/2017		$421	CHF	416	0	(5)
	04/2017		3,111	EUR	2,898	0	(20)
	05/2017	EUR	2,898		$3,115	20	0
	05/2017		$450	CNH	3,051	0	(8)
SOG	04/2017		37	TRY	144	2	0
SSB	04/2017	CAD	12		$9	0	0
UAG	04/2017	EUR	872		942	12	0
	04/2017		$891	EUR	829	0	(6)

Total Forward Foreign Currency Contracts						$292	$(184)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
BPS	Call - OTC EUR versus USD	$1.104	05/11/2017	EUR	14,937	$113	$30
	Call - OTC EUR versus USD	1.150	02/05/2018		12,400	257	144

						$370	$174

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.443%	06/29/2017	$ 3,400	$43	$40
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.443	06/29/2017	3,400	44	46
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.000	01/25/2019	EUR 10,500	652	475

							$739	$561

Total Purchased Options							$1,109	$735

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC EUR versus USD	$1.100	02/05/2018	EUR	6,200	$(255)	$(169)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	49

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 1-Year Interest Rate Swap(1)	6-Month EUR-EURIBOR	Pay	1.500%	01/25/2018	EUR 3,500	$(315)	$(230)
	Put - OTC 1-Year Interest Rate Swap(1)	6-Month EUR-EURIBOR	Pay	2.000	01/25/2018	3,500	(129)	(76)
	Put - OTC 1-Year Interest Rate Swap(1)	6-Month EUR-EURIBOR	Pay	2.500	01/25/2018	3,500	(50)	(22)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.485	09/29/2017	$ 2,200	(41)	(39)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.485	09/29/2017	2,200	(41)	(43)

							$(576)	$(410)

Total Written Options							$(831)	$(579)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		58		612		(58)		0		0		612
Notional Amount in $		$3,715		$30,042	$	(24,998)	$	(4,328)	$	(31)	$	4,400
Notional Amount in AUD	AUD	8,022	AUD	0	AUD	(5,348)	AUD	(2,674)	AUD	0	AUD	0
Notional Amount in CAD	CAD	7,911	CAD	0	CAD	(7,911)	CAD	0	CAD	0	CAD	0
Notional Amount in EUR	EUR	4,000	EUR	89,500	EUR	(73,400)	EUR	(3,400)	EUR	0	EUR	16,700
Notional Amount in SGD	SGD	4,400	SGD	0	SGD	0	SGD	(2,200)	SGD	(2,200)	SGD	0
Premiums		$(558)		$(1,236)	$	641	$	154	$	62	$	(937)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	S&P 500 Total Return Index	1,850	1-Month USD-LIBOR plus a specified spread	11/08/2017	$8,472	$0	$81	$81	$0
	Pay	S&P 500 Total Return Index	3,178	1-Month USD-LIBOR plus a specified spread	01/10/2018	14,553	0	138	138	0
CBK	Receive	ERAUSLT Index	28,567	1-Month USD-LIBOR plus a specified spread	11/08/2017	7,651	0	(48)	0	(48)
DUB	Receive	ERAUSLT Index	55,331	1-Month USD-LIBOR plus a specified spread	01/10/2018	14,819	0	(92)	0	(92)
JPM	Receive	JMABFNJ1 Index	23,114	0.700%	08/15/2017	2,316	0	(4)	0	(4)
MEI	Receive	RACNLGT Index	12,566	1-Month USD-LIBOR plus a specified spread	01/24/2018	19,396	0	119	119	0
	Pay	RACNSGT Index	13,228	1-Month USD-LIBOR plus a specified spread	01/24/2018	19,576	0	(261)	0	(261)

							$0	$(67)	$338	$(405)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	AUD versus USD 1-Year ATM Realized Volatility	12.100%	08/01/2017	$	25	$0	$(80)	$0	$(80)
DUB	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.900	06/12/2017		6	0	15	15	0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	8.300	06/15/2017		5	0	19	19	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.150	06/12/2017		6	0	(4)	0	(4)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	10.850	06/15/2017		5	0	(13)	0	(13)
GLM	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.350	04/25/2017		11	0	29	29	0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	7.400	08/10/2017		6	0	16	16	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	8.500	04/25/2017		11	0	3	3	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.350	08/10/2017		6	0	(10)	0	(10)
HUS	Pay	USD versus MXN 1-Year ATM Realized Volatility	14.800	08/01/2017		25	0	(35)	0	(35)
UAG	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.250	04/25/2017		17	0	43	43	0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.800	06/01/2017		6	0	13	13	0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	7.050	06/12/2017		6	0	16	16	0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	7.300	08/10/2017		6	0	15	15	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	8.500	04/25/2017		17	0	4	4	0

50	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.050%	06/01/2017	$	6	$0	$(10)	$0	$(10)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.300	06/12/2017		6	0	(4)	0	(4)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.250	08/10/2017		6	0	(9)	0	(9)

							$0	$8	$173	$(165)

Total Swap Agreements							$0	$(59)	$511	$(570)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(h)	Securities with an aggregate market value of $373 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
AZD	$40	$0	$0	$40	$(8)	$0	$0	$(8)	$32	$0	$32
BOA	12	0	0	12	(31)	0	(80)	(111)	(99)	122	23
BPS	35	174	219	428	(1)	(169)	0	(170)	258	(360)	(102)
CBK	46	0	0	46	(18)	0	(48)	(66)	(20)	0	(20)
DUB	0	0	34	34	0	0	(109)	(109)	(75)	(543)	(618)
GLM	87	561	48	696	(10)	(410)	(10)	(430)	266	0	266
HUS	0	0	0	0	(3)	0	(35)	(38)	(38)	0	(38)
IND	0	0	0	0	(16)	0	0	(16)	(16)	0	(16)
JPM	35	0	0	35	(45)	0	(4)	(49)	(14)	0	(14)
MEI	0	0	119	119	0	0	(261)	(261)	(142)	193	51
NAB	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
RBC	0	0	0	0	(11)	0	0	(11)	(11)	0	(11)
SCX	23	0	0	23	(33)	0	0	(33)	(10)	0	(10)
SOG	2	0	0	2	0	0	0	0	2	0	2
UAG	12	0	91	103	(6)	0	(23)	(29)	74	0	74

Total Over the Counter	$292	$735	$511	$1,538	$(184)	$(579)	$(570)	$(1,333)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$70	$0	$0	$70
Futures	0	0	3	0	16	19
Swap Agreements	0	0	0	0	5	5

	$0	$0	$73	$0	$21	$94

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$292	$0	$292
Purchased Options	0	0	0	174	561	735
Swap Agreements	0	0	338	173	0	511

	$0	$0	$338	$639	$561	$1,538

	$0	$0	$411	$639	$582	$1,632

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	51

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$46	$0	$0	$46
Futures	0	0	6	0	14	20
Swap Agreements	0	0	0	0	20	20

	$0	$0	$52	$0	$34	$86

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$184	$0	$184
Written Options	0	0	0	169	410	579
Swap Agreements	4	0	401	165	0	570

	$4	$0	$401	$518	$410	$1,333

	$4	$0	$453	$518	$444	$1,419

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(77)	$0	$0	$(77)
Written Options	0	0	(12)	0	0	(12)
Futures	0	0	(36)	0	2	(34)
Swap Agreements	0	0	0	0	48	48

	$0	$0	$(125)	$0	$50	$(75)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$167	$0	$167
Purchased Options	0	0	(6)	(110)	16	(100)
Written Options	0	0	0	149	(160)	(11)
Swap Agreements	4	0	352	143	0	499

	$4	$0	$346	$349	$(144)	$555

	$4	$0	$221	$349	$(94)	$480

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(56)	$0	$0	$(56)
Written Options	0	0	78	0	0	78
Futures	0	0	25	0	(18)	7
Swap Agreements	0	0	0	0	(74)	(74)

	$0	$0	$47	$0	$(92)	$(45)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$172	$0	$172
Purchased Options	0	0	4	(257)	(264)	(517)
Written Options	0	0	0	21	251	272
Swap Agreements	3	0	(91)	(122)	0	(210)

	$3	$0	$(87)	$(186)	$(13)	$(283)

	$3	$0	$(40)	$(186)	$(105)	$(328)

52	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Common Stocks
Information Technology	$525	$0	$0	$525
Short-Term Instruments
Short-Term Notes	0	5,399	0	5,399
U.S. Treasury Bills	0	1,863	0	1,863

	$525	$7,262	$0	$7,787

Investments in Affiliates, at Value
Mutual Funds	81,136	0	0	81,136
Short-Term Instruments
Central Funds Used for Cash Management Purposes	14,581	0	0	14,581

	$95,717	$0	$0	$95,717

Total Investments	$96,242	$7,262	$0	$103,504

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Short Sales, at Value - Liabilities
Exchange-Traded Funds	$(469)	$0	$0	$(469)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	19	75	0	94
Over the counter	0	1,538	0	1,538

	$19	$1,613	$0	$1,632

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(20)	(66)	0	(86)
Over the counter	0	(1,333)	0	(1,333)

	$(20)	$(1,399)	$0	$(1,419)

Total Financial Derivative Instruments	$(1)	$214	$0	$213

Totals	$95,772	$7,476	$0	$103,248

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	53

Schedule of Investments PIMCO REALPATH® 2020 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 97.7%

MUTUAL FUNDS (a) 79.1%
PIMCO CommodityRealReturn Strategy Fund®	107,593	$752
PIMCO Emerging Local Bond Fund	114,134	841
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	162,856	1,710
PIMCO High Yield Fund	190,505	1,696
PIMCO Income Fund	363,592	4,450
PIMCO Long Duration Total Return Fund	115,974	1,233
PIMCO Long-Term Credit Fund	106,108	1,234
PIMCO Real Return Asset Fund	307,740	2,560
PIMCO Real Return Fund	252,394	2,791
PIMCO RealEstateRealReturn Strategy Fund	131,265	1,078
PIMCO StocksPLUS® Fund	922,506	9,253
PIMCO Total Return Fund	272,307	2,756

Total Mutual Funds (Cost $28,899)		30,354

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 18.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 18.6%
PIMCO Short-Term Floating NAV Portfolio III	719,469	$7,113

Total Short-Term Instruments (Cost $7,113)		7,113

Total Investments in Affiliates (Cost $36,012)		37,467

Total Investments 97.7% (Cost $36,012)		$37,467

Financial Derivative Instruments (b)(c) 0.1% (Cost or Premiums, net $89)		32

Other Assets and Liabilities, net 2.2%		858

Net Assets 100.0%		$38,357

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500	1,850.000	06/16/2017	15	$23	$3
Put - CBOE S&P 500	1,950.000	06/16/2017	15	36	4
Put - CBOE S&P 500	1,700.000	12/15/2017	8	23	7
Put - CBOE S&P 500	1,850.000	12/15/2017	8	37	13

				$119	$27

Total Purchased Options				$119	$27

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500	1,700.000	06/16/2017	15	$(12)	$(1)
Put - CBOE S&P 500	1,500.000	12/15/2017	8	(12)	(4)

				$(24)	$(5)

Total Written Options				$(24)	$(5)

FUTURES CONTRACTS:

		Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description	Type				Asset	Liability
E-mini S&P 500 Index June Futures	Short	06/2017	6	$2	$2	$0

Total Futures Contracts				$2	$2	$0

54	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
Index/Tranches						Asset	Liability
CDX.IG-27 5-Year Index	1.000%	12/20/2021	$1,300	$(25)	$(12)	$0	$(0)
CDX.IG-28 5-Year Index	1.000	06/20/2022	1,600	(27)	(2)	0	(1)

				$(52)	$(14)	$0	$(1)

Total Swap Agreements				$(52)	$(14)	$0	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

Cash of $113 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$27	$2	$0	$29		$(5)	$0		$(1)	$(6)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	04/2017		$68	AUD	89	$0	$0
DUB	05/2017	PLN	125		$31	0	0
GLM	04/2017	EUR	63		67	0	(1)
	04/2017		$163	JPY	18,500	4	0

Total Forward Foreign Currency Contracts						$4	$(1)

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	26	59	0	(62)	0	23
Premiums	$(33)	$(59)	$ 0	$68	$ 0	$(24)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.092%	$ 300	$(6)	$8	$2	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	55

Schedule of Investments PIMCO REALPATH® 2020 Fund (Cont.)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	48,658	1-Month USD-LIBOR plus a specified spread	07/06/2017	$ 1,938	$0	$(6)	$0	$(6)
GST	Receive	Vanguard Small-Cap ETF	8,050	1-Month USD-LIBOR less a specified spread	07/06/2017	1,077	0	(5)	0	(5)
JPM	Receive	Vanguard FTSE Developed Markets ETF	36,284	1-Month USD-LIBOR less a specified spread	07/06/2017	4,948	0	15	15	0

							$0	$4	$15	$(11)

Total Swap Agreements							$(6)	$12	$17	$(11)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BPS	$0	$0	$0	$0	$0	$0	$(6)	$(6)	$(6)	$0	$(6)
CBK	0	0	2	2	0	0	0	0	2	0	2
GLM	4	0	0	4	(1)	0	0	(1)	3	0	3
GST	0	0	0	0	0	0	(5)	(5)	(5)	0	(5)
JPM	0	0	15	15	0	0	0	0	15	0	15

Total Over the Counter	$4	$0	$17	$21	$(1)	$0	$(11)	$(12)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

56	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$27	$0	$0	$27
Futures	0	0	2	0	0	2

	$0	$0	$29	$0	$0	$29

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4	$0	$4
Swap Agreements	0	2	15	0	0	17

	$0	$2	$15	$4	$0	$21

	$0	$2	$44	$4	$0	$50

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$5	$0	$0	$5
Swap Agreements	0	1	0	0	0	1

	$0	$1	$5	$0	$0	$6

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1
Swap Agreements	0	0	11	0	0	11

	$0	$0	$11	$1	$0	$12

	$0	$1	$16	$1	$0	$18

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(316)	$0	$0	$(316)
Written Options	0	0	68	0	0	68
Futures	0	0	70	0	0	70
Swap Agreements	0	(36)	0	0	(67)	(103)

	$0	$(36)	$(178)	$0	$(67)	$(281)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$596	$0	$596
Purchased Options	0	0	(42)	0	(541)	(583)
Swap Agreements	0	3	1,187	0	0	1,190

	$0	$3	$1,145	$596	$(541)	$1,203

	$0	$(33)	$967	$596	$(608)	$922

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$23	$0	$0	$23
Written Options	0	0	(1)	0	0	(1)
Futures	0	0	(57)	0	0	(57)
Swap Agreements	0	(14)	0	0	16	2

	$0	$(14)	$(35)	$0	$16	$(33)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(13)	$0	$(13)
Purchased Options	0	0	39	0	498	537
Swap Agreements	0	0	3	0	0	3

	$0	$0	$42	$(13)	$498	$527

	$0	$(14)	$7	$(13)	$514	$494

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	57

Schedule of Investments PIMCO REALPATH® 2020 Fund (Cont.)

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Mutual Funds	$30,354	$0	$0	$30,354
Short-Term Instruments
Central Funds Used for Cash Management Purposes	7,113	0	0	7,113

Total Investments	$37,467	$0	$0	$37,467

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2	27	0	29
Over the counter	0	21	0	21

	$2	$48	$0	$50

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(6)	$0	$(6)
Over the counter	0	(12)	0	(12)

	$0	$(18)	$0	$(18)

Total Financial Derivative Instruments	$2	$30	$0	$32

Totals	$37,469	$30	$0	$37,499

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

58	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® 2025 Fund

March 31, 2017

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (b) 0.3%
		$112

Total Short-Term Instruments (Cost $112)		112

Total Investments in Securities (Cost $112)		112

	SHARES
INVESTMENTS IN AFFILIATES 98.3%

MUTUAL FUNDS (a) 75.2%
PIMCO CommodityRealReturn Strategy Fund®	106,851	747
PIMCO Emerging Local Bond Fund	104,376	769
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	82,100	862
PIMCO High Yield Fund	174,340	1,552
PIMCO Income Fund	287,970	3,525
PIMCO Long Duration Total Return Fund	136,678	1,453
PIMCO Long-Term Credit Fund	125,043	1,454
PIMCO Real Return Asset Fund	351,761	2,927
PIMCO Real Return Fund	127,611	1,411

	SHARES	MARKET VALUE (000S)
PIMCO RealEstateRealReturn Strategy Fund	159,442	$1,309
PIMCO StocksPLUS® Fund	1,098,793	11,021
PIMCO Total Return Fund	195,008	1,973

Total Mutual Funds (Cost $27,126)		29,003

SHORT-TERM INSTRUMENTS 23.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 23.1%
PIMCO Short-Term Floating NAV Portfolio III	901,599	8,913

Total Short-Term Instruments (Cost $8,913)		8,913

Total Investments in Affiliates (Cost $36,039)		37,916

Total Investments 98.6% (Cost $36,151)		$38,028

Financial Derivative Instruments (c)(d) 0.1% (Cost or Premiums, net $85)		27

Other Assets and Liabilities, net 1.3%		517

Net Assets 100.0%		$38,572

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$112	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(118)	$112	$112

Total Repurchase Agreements						$(118)	$112	$112

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$112	$0	$0	$112	$(118)	$(6)

Total Borrowings and Other Financing Transactions	$112	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	59

Schedule of Investments PIMCO REALPATH® 2025 Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500	1,850.000	06/16/2017	14	$22	$3
Put - CBOE S&P 500	1,950.000	06/16/2017	14	33	4
Put - CBOE S&P 500	1,700.000	12/15/2017	8	23	7
Put - CBOE S&P 500	1,850.000	12/15/2017	7	32	11

				$110	$25

Total Purchased Options				$110	$25

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500	1,700.000	06/16/2017	14	$(11)	$(2)
Put - CBOE S&P 500	1,500.000	12/15/2017	7	(10)	(3)

				$(21)	$(5)

Total Written Options				$(21)	$(5)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Short	06/2017	6	$2	$2	$0

Total Futures Contracts				$2	$2	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-27 5-Year Index	1.000%	12/20/2021	$1,300	$(24)	$(12)	$0	$0
CDX.IG-28 5-Year Index	1.000	06/20/2022	1,700	(29)	(2)	0	(1)

				$(53)	$(14)	$0	$(1)

Total Swap Agreements				$(53)	$(14)	$0	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

Cash of $108 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$25	$2	$0	$27	$(5)	$0	$(1)	$(6)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

60	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	04/2017		$48	AUD	63	$0	$0
DUB	05/2017	PLN	148		$37	0	(1)
GLM	04/2017	EUR	100		105	0	(1)
	04/2017		$55	JPY	6,200	1	0

Total Forward Foreign Currency Contracts						$1	$(2)

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	24	52	0	(55)	0	21
Premiums	$(31)	$(50)	$ 0	$60	$ 0	$(21)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.092%	$ 200	$(4)	$5	$1	$0

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	59,111	1-Month USD-LIBOR plus a specified spread	07/06/2017	$ 2,357	$0	$(7)	$0	$(7)
GST	Receive	Vanguard Small-Cap ETF	9,718	1-Month USD-LIBOR less a specified spread	07/06/2017	1,301	0	(6)	0	(6)
JPM	Receive	Vanguard FTSE Developed Markets ETF	39,064	1-Month USD-LIBOR less a specified spread	07/06/2017	5,887	0	19	19	0

							$0	$6	$19	$(13)

Total Swap Agreements							$(4)	$11	$20	$(13)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BPS	$0	$0	$0	$0	$0	$0	$(7)	$(7)	$(7)	$0	$(7)
CBK	0	0	1	1	0	0	0	0	1	0	1
DUB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
GLM	1	0	0	1	(1)	0	0	(1)	0	0	0
GST	0	0	0	0	0	0	(6)	(6)	(6)	0	(6)
JPM	0	0	19	19	0	0	0	0	19	0	19

Total Over the Counter	$1	$0	$20	$21	$(2)	$0	$(13)	$(15)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	61

Schedule of Investments PIMCO REALPATH® 2025 Fund (Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$25	$0	$0	$25
Futures	0	0	2	0	0	2

	$0	$0	$27	$0	$0	$27

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1
Swap Agreements	0	1	19	0	0	20

	$0	$1	$19	$1	$0	$21

	$0	$1	$46	$1	$0	$48

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$5	$0	$0	$5
Swap Agreements	0	1	0	0	0	1

	$0	$1	$5	$0	$0	$6

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2	$0	$2
Swap Agreements	0	0	13	0	0	13

	$0	$0	$13	$2	$0	$15

	$0	$1	$18	$2	$0	$21

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(273)	$0	$0	$(273)
Written Options	0	0	60	0	0	60
Futures	0	0	64	0	0	64
Swap Agreements	0	(37)	0	0	(60)	(97)

	$0	$(37)	$(149)	$0	$(60)	$(246)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$547	$0	$547
Purchased Options	0	0	(37)	0	(411)	(448)
Swap Agreements	0	2	1,354	0	0	1,356

	$0	$2	$1,317	$547	$(411)	$1,455

	$0	$(35)	$1,168	$547	$(471)	$1,209

62	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$12	$0	$0	$12
Written Options	0	0	(1)	0	0	(1)
Futures	0	0	(58)	0	0	(58)
Swap Agreements	0	(14)	0	0	16	2

	$0	$(14)	$(47)	$0	$16	$(45)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(11)	$0	$(11)
Purchased Options	0	0	35	0	378	413
Swap Agreements	0	0	6	0	0	6

	$0	$0	$41	$(11)	$378	$408

	$0	$(14)	$(6)	$(11)	$394	$363

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$112	$0	$112

	$0	$112	$0	$112

Investments in Affiliates, at Value
Mutual Funds	29,003	0	0	29,003
Short-Term Instruments
Central Funds Used for Cash Management Purposes	8,913	0	0	8,913

	$37,916	$0	$0	$37,916

Total Investments	$37,916	$112	$0	$38,028

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$2	$25	$0	$27
Over the counter	0	21	0	21

	$2	$46	$0	$48

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(6)	0	(6)
Over the counter	0	(15)	0	(15)

	$0	$(21)	$0	$(21)

Total Financial Derivative Instruments	$2	$25	$0	$27

Totals	$37,918	$137	$0	$38,055

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	63

Schedule of Investments PIMCO REALPATH® 2030 Fund

			MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 9.6%

SHORT-TERM INSTRUMENTS 9.6%

REPURCHASE AGREEMENTS (d) 0.4%
			$168

		PRINCIPAL AMOUNT (000S)
JAPAN TREASURY BILLS 9.2%
(0.349)% due 06/05/2017 (a)(b)	JPY	490,000	4,403

Total Short-Term Instruments (Cost $4,455)			4,571

Total Investments in Securities (Cost $4,455)			4,571

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 88.9%

MUTUAL FUNDS (c) 71.5%
PIMCO CommodityRealReturn Strategy Fund®	132,942	$929
PIMCO Emerging Local Bond Fund	129,783	957
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	51,970	546
PIMCO High Yield Fund	216,786	1,929
PIMCO Income Fund	308,857	3,780
PIMCO Long Duration Total Return Fund	135,996	1,446
PIMCO Long-Term Credit Fund	124,425	1,447
PIMCO Real Return Asset Fund	350,075	2,913
PIMCO Real Return Fund	80,123	886
PIMCO RealEstateRealReturn Strategy Fund	220,000	1,806
PIMCO StocksPLUS® Fund	1,571,800	15,765
PIMCO Total Return Fund	182,910	1,851

Total Mutual Funds (Cost $31,089)		34,255

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 17.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 17.4%
PIMCO Short-Term Floating NAV Portfolio III	845,978	$8,363

Total Short-Term Instruments (Cost $8,363)		8,363

Total Investments in Affiliates (Cost $39,452)		42,618

Total Investments 98.5% (Cost $43,907)		$47,189

Financial Derivative Instruments (e)(f) (0.2)% (Cost or Premiums, net $22)		(75)

Other Assets and Liabilities, net 1.7%		799

Net Assets 100.0%		$47,913

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$168	U.S. Treasury Notes 1.625% due 12/31/2019(2)	$(176)	$168	$168

Total Repurchase Agreements						$(176)	$168	$168

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$168	$0	$0	$168	$(176)	$(8)

Total Borrowings and Other Financing Transactions	$168	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

64	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500	2,150.000	12/15/2017	11	$109	$53

Total Purchased Options				$109	$53

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,050.000	12/15/2017	11	$(81)	$(37)

Total Written Options				$(81)	$(37)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Short	06/2017	8	$3	$2	$0

Total Futures Contracts				$3	$2	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-27 5-Year Index	1.000%	12/20/2021	$2,200	$(42)	$(20)	$0	$(1)
CDX.IG-28 5-Year Index	1.000	06/20/2022	2,800	(47)	(3)	0	(1)

				$(89)	$(23)	$0	$(2)

Total Swap Agreements				$(89)	$(23)	$0	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

Cash of $137 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$53	$2	$0	$55		$(37)	$0		$(2)	$ (39)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	65

Schedule of Investments PIMCO REALPATH® 2030 Fund (Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	06/2017	JPY	240,000	$		2,113	$ 0	$(47)
CBK	04/2017		$49		AUD	65	0	0
	06/2017	JPY	250,000	$		2,202	0	(49)
DUB	05/2017	PLN	247			61	0	(1)
GLM	04/2017	EUR	215			227	0	(3)
	04/2017	JPY	1,600			14	0	0
	05/2017	ZAR	428			31	0	(1)

Total Forward Foreign Currency Contracts							$ 0	$(101)

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	0	17	0	(6)	0	11
Premiums	$0	$(86)	$ 0	$5	$ 0	$(81)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.092%	$ 300	$(6)	$8	$2	$0

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	85,188	1-Month USD-LIBOR plus a specified spread	07/06/2017	$ 3,397	$0	$(11)	$0	$(11)
GST	Receive	Vanguard Small-Cap ETF	14,075	1-Month USD-LIBOR less a specified spread	07/06/2017	1,884	0	(8)	0	(8)
JPM	Receive	Vanguard FTSE Developed Markets ETF	49,185	1-Month USD-LIBOR less a specified spread	07/06/2017	8,357	0	27	27	0

							$0	$8	$27	$(19)

Total Swap Agreements							$(6)	$16	$29	$(19)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$(47)	$0	$0	$(47)	$(47)	$0	$(47)
BPS	0	0	0	0	0	0	(11)	(11)	(11)	0	(11)
CBK	0	0	2	2	(49)	0	0	(49)	(47)	0	(47)
DUB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
GLM	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
GST	0	0	0	0	0	0	(8)	(8)	(8)	0	(8)
JPM	0	0	27	27	0	0	0	0	27	0	27

Total Over the Counter	$0	$0	$29	$29	$(101)	$0	$(19)	$(120)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

66	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$53	$0	$0	$53
Futures	0	0	2	0	0	2

	$0	$0	$55	$0	$0	$55

Over the counter
Swap Agreements	$0	$2	$27	$0	$0	$29

	$0	$2	$82	$0	$0	$84

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$37	$0	$0	$37
Swap Agreements	0	2	0	0	0	2

	$0	$2	$37	$0	$0	$39

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$101	$0	$101
Swap Agreements	0	0	19	0	0	19

	$0	$0	$19	$101	$0	$120

	$0	$2	$56	$101	$0	$159

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	67

Schedule of Investments PIMCO REALPATH® 2030 Fund (Cont.)

March 31, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(102)	$0	$0	$(102)
Written Options	0	0	5	0	0	5
Swap Agreements	0	(61)	0	0	(79)	(140)

	$0	$(61)	$(97)	$0	$(79)	$(237)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$679	$0	$679
Purchased Options	0	0	(55)	0	(572)	(627)
Swap Agreements	0	3	2,091	0	0	2,094

	$0	$3	$2,036	$679	$(572)	$2,146

	$0	$(58)	$1,939	$679	$(651)	$1,909

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$23	$0	$0	$23
Written Options	0	0	45	0	0	45
Futures	0	0	(96)	0	0	(96)
Swap Agreements	0	(23)	0	0	22	(1)

	$0	$(23)	$(28)	$0	$22	$(29)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(119)	$0	$(119)
Purchased Options	0	0	51	0	526	577
Swap Agreements	0	0	8	0	0	8

	$0	$0	$59	$(119)	$526	$466

	$0	$(23)	$31	$(119)	$548	$437

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$168	$0	$168
Japan Treasury Bills	0	4,403	0	4,403

	$0	$4,571	$0	$4,571

Investments in Affiliates, at Value
Mutual Funds	34,255	0	0	34,255
Short-Term Instruments
Central Funds Used for Cash Management Purposes	8,363	0	0	8,363

	$42,618	$0	$0	$42,618

Total Investments	$42,618	$4,571	$0	$47,189

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$2	$53	$0	$55
Over the counter	0	29	0	29

	$2	$82	$0	$84

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(39)	0	(39)
Over the counter	0	(120)	0	(120)

	$0	$(159)	$0	$(159)

Total Financial Derivative Instruments	$2	$(77)	$0	$(75)

Totals	$42,620	$4,494	$0	$47,114

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

68	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® 2035 Fund

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 8.7%

SHORT-TERM INSTRUMENTS 8.7%

JAPAN TREASURY BILLS 8.7%
(0.305)% due 04/24/2017 - 06/05/2017 (a)(b)	JPY	360,000	$3,234

Total Short-Term Instruments (Cost $3,140)			3,234

Total Investments in Securities (Cost $3,140)			3,234

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 90.7%

MUTUAL FUNDS (c) 68.7%
PIMCO CommodityRealReturn Strategy Fund®	106,801	$747
PIMCO Emerging Local Bond Fund	98,160	723
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	30,921	325
PIMCO High Yield Fund	163,824	1,458
PIMCO Income Fund	205,747	2,518
PIMCO Long Duration Total Return Fund	77,652	825
PIMCO Long-Term Credit Fund	71,035	826
PIMCO Real Return Asset Fund	158,770	1,321
PIMCO Real Return Fund	47,326	523
PIMCO RealEstateRealReturn Strategy Fund	191,658	1,574
PIMCO StocksPLUS® Fund	1,366,447	13,706
PIMCO Total Return Fund	104,788	1,060

Total Mutual Funds (Cost $22,782)		25,606

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 22.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 22.0%
PIMCO Short-Term Floating NAV Portfolio III	828,939	$8,195

Total Short-Term Instruments (Cost $8,195)		8,195

Total Investments in Affiliates (Cost $30,977)		33,801

Total Investments 99.4% (Cost $34,117)		$37,035

Financial Derivative Instruments (d)(e) (0.2)% (Cost or Premiums, net $19)		(60)

Other Assets and Liabilities, net 0.8%		291

Net Assets 100.0%		$37,266

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

(d) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500	2,150.000	12/15/2017	9	$89	$43

Total Purchased Options				$89	$43

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,050.000	12/15/2017	9	$(67)	$(30)

Total Written Options				$(67)	$(30)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Short	06/2017	6	$2	$2	$0

Total Futures Contracts				$2	$2	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	69

Schedule of Investments PIMCO REALPATH® 2035 Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-27 5-Year Index	1.000%	12/20/2021	$1,900	$(36)	$(17)	$0	$(1)
CDX.IG-28 5-Year Index	1.000	06/20/2022	2,400	(41)	(3)	0	(1)

				$(77)	$(20)	$0	$(2)

Total Swap Agreements				$(77)	$(20)	$0	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

Cash of $110 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$43	$2	$0	$45	$(30)	$0	$(2)	$(32)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BOA	06/2017	JPY	60,000	$528	$0	$(12)
BPS	04/2017		100,000	875	0	(24)
CBK	04/2017		150,000	1,313	0	(35)
	06/2017		50,000	441	0	(10)
DUB	05/2017	PLN	226	56	0	(1)
GLM	04/2017	EUR	67	71	0	(1)
	04/2017	JPY	2,300	20	0	0

Total Forward Foreign Currency Contracts					$0	$(83)

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	0	14	0	(5)	0	9
Premiums	$0	$(71)	$0	$4	$0	$(67)

70	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.092%	$ 200	$(4)	$5	$1	$0

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	74,219	1-Month USD-LIBOR plus a specified spread	07/06/2017	$ 2,959	$0	$(9)	$0	$(9)
GST	Receive	Vanguard Small-Cap ETF	11,718	1-Month USD-LIBOR less a specified spread	07/06/2017	1,569	0	(7)	0	(7)
JPM	Receive	Vanguard FTSE Developed Markets ETF	36,337	1-Month USD-LIBOR less a specified spread	07/06/2017	7,158	0	25	25	0

							$0	$9	$25	$(16)

Total Swap Agreements							$(4)	$14	$26	$(16)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$(12)	$0	$0	$(12)	$(12)	$0	$(12)
BPS	0	0	0	0	(24)	0	(9)	(33)	(33)	0	(33)
CBK	0	0	1	1	(45)	0	0	(45)	(44)	0	(44)
DUB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
GLM	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
GST	0	0	0	0	0	0	(7)	(7)	(7)	0	(7)
JPM	0	0	25	25	0	0	0	0	25	0	25

Total Over the Counter	$0	$0	$26	$26	$(83)	$0	$(16)	$(99)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	71

Schedule of Investments PIMCO REALPATH® 2035 Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$43	$0	$0	$43
Futures	0	0	2	0	0	2

	$0	$0	$45	$0	$0	$45

Over the counter
Swap Agreements	$0	$1	$25	$0	$0	$26

	$0	$1	$70	$0	$0	$71

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$30	$0	$0	$30
Swap Agreements	0	2	0	0	0	2

	$0	$2	$30	$0	$0	$32

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$83	$0	$83
Swap Agreements	0	0	16	0	0	16

	$0	$0	$16	$83	$0	$99

	$0	$2	$46	$83	$0	$131

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(70)	$0	$0	$(70)
Written Options	0	0	4	0	0	4
Futures	0	0	(8)	0	0	(8)
Swap Agreements	0	(52)	0	0	(46)	(98)

	$0	$(52)	$(74)	$0	$(46)	$(172)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$390	$0	$390
Purchased Options	0	0	(39)	0	(370)	(409)
Swap Agreements	0	2	1,829	0	0	1,831

	$0	$2	$1,790	$390	$(370)	$1,812

	$0	$(50)	$1,716	$390	$(416)	$1,640

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$7	$0	$0	$7
Written Options	0	0	36	0	0	36
Futures	0	0	(86)	0	0	(86)
Swap Agreements	0	(20)	0	0	13	(7)

	$0	$(20)	$(43)	$0	$13	$(50)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(100)	$0	$(100)
Purchased Options	0	0	36	0	341	377
Swap Agreements	0	0	8	0	0	8

	$0	$0	$44	$(100)	$341	$285

	$0	$(20)	$1	$(100)	$354	$235

72	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Short-Term Instruments
Japan Treasury Bills	$0	$3,234	$0	$3,234

	$0	$3,234	$0	$3,234

Investments in Affiliates, at Value
Mutual Funds	25,606	0	0	25,606
Short-Term Instruments
Central Funds Used for Cash Management Purposes	8,195	0	0	8,195

	$33,801	$0	$0	$33,801

Total Investments	$33,801	$3,234	$0	$37,035

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$2	$43	$0	$45
Over the counter	0	26	0	26

	$2	$69	$0	$71

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(32)	0	(32)
Over the counter	0	(99)	0	(99)

	$0	$(131)	$0	$(131)

Total Financial Derivative Instruments	$2	$(62)	$0	$(60)

Totals	$33,803	$3,172	$0	$36,975

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	73

Schedule of Investments PIMCO REALPATH® 2040 Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 8.5%

SHORT-TERM INSTRUMENTS 8.5%

SHORT-TERM NOTES 0.6%
Federal Home Loan Bank
0.751% due 05/11/2017 (b)(c)		$300	$300

JAPAN TREASURY BILLS 7.9%
(0.287)% due 04/24/2017 - 06/05/2017 (a)(b)	JPY	420,000	3,773

Total Short-Term Instruments (Cost $3,959)			4,073

Total Investments in Securities (Cost $3,959)			4,073

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 91.2%

MUTUAL FUNDS (d) 66.3%
PIMCO CommodityRealReturn Strategy Fund®	130,399	$911
PIMCO Emerging Local Bond Fund	106,825	787
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	37,274	391
PIMCO High Yield Fund	185,562	1,651
PIMCO Income Fund	210,280	2,574
PIMCO Long Duration Total Return Fund	75,435	802
PIMCO Long-Term Credit Fund	69,023	803
PIMCO Real Return Asset Fund	141,071	1,174
PIMCO Real Return Fund	56,195	622
PIMCO RealEstateRealReturn Strategy Fund	261,096	2,144
PIMCO StocksPLUS® Fund	1,876,223	18,819
PIMCO Total Return Fund	91,140	922

Total Mutual Funds (Cost $27,935)		31,600

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 24.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 24.9%
PIMCO Short-Term Floating NAV Portfolio III	1,200,311	$11,866

Total Short-Term Instruments (Cost $11,866)		11,866

Total Investments in Affiliates (Cost $39,801)		43,466

Total Investments 99.7% (Cost $43,760)		$47,539

Financial Derivative Instruments (e)(f) (0.2)% (Cost or Premiums, net $24)		(74)

Other Assets and Liabilities, net 0.5%		224

Net Assets 100.0%		$47,689

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Institutional Class Shares of each Fund.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500	2,150.000	12/15/2017	11	$109	$53

Total Purchased Options				$109	$53

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,050.000	12/15/2017	11	$(81)	$(37)

Total Written Options				$(81)	$(37)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Short	06/2017	4	$1	$1	$0

Total Futures Contracts				$1	$1	$0

74	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-27 5-Year Index	1.000%	12/20/2021	$2,400	$(45)	$(22)	$0	$(1)
CDX.IG-28 5-Year Index	1.000	06/20/2022	3,100	(53)	(4)	0	(1)

				$(98)	$(26)	$0	$(2)

Total Swap Agreements				$(98)	$(26)	$0	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

Cash of $136 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$53	$1	$0	$54		$(37)	$0		$(2)	$(39)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BOA	06/2017	JPY	10,000	$ 88	$0	$(2)
BPS	04/2017		160,000	1,400	0	(38)
CBK	04/2017		250,000	2,188	0	(58)
DUB	05/2017	PLN	198	49	0	(1)
GLM	04/2017	EUR	195	206	0	(2)
	04/2017	JPY	3,300	29	0	(1)

Total Forward Foreign Currency Contracts					$0	$(102)

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	0	18	0	(7)	0	11
Premiums	$0	$(87)	$ 0	$6	$ 0	$(81)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	75

Schedule of Investments PIMCO REALPATH® 2040 Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.092%	$ 200	$(4)	$5	$1	$0

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	102,646	1-Month USD-LIBOR plus a specified spread	07/06/2017	$ 4,093	$0	$(13)	$0	$(13)
GST	Receive	Vanguard Small-Cap ETF	15,849	1-Month USD-LIBOR less a specified spread	07/06/2017	2,122	0	(10)	0	(10)
JPM	Receive	Vanguard FTSE Developed Markets ETF	44,007	1-Month USD-LIBOR less a specified spread	07/06/2017	9,751	0	35	35	0

							$0	$12	$35	$(23)

Total Swap Agreements							$(4)	$17	$36	$(23)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$(2)	$0	$0	$(2)	$(2)	$0	$(2)
BPS	0	0	0	0	(38)	0	(13)	(51)	(51)	0	(51)
CBK	0	0	1	1	(58)	0	0	(58)	(57)	0	(57)
DUB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
GLM	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
GST	0	0	0	0	0	0	(10)	(10)	(10)	0	(10)
JPM	0	0	35	35	0	0	0	0	35	0	35

Total Over the Counter	$0	$0	$36	$36	$(102)	$0	$(23)	$(125)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

76	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$53	$0	$0	$53
Futures	0	0	1	0	0	1

	$0	$0	$54	$0	$0	$54

Over the counter
Swap Agreements	$0	$1	$35	$0	$0	$36

	$0	$1	$89	$0	$0	$90

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$37	$0	$0	$37
Swap Agreements	0	2	0	0	0	2

	$0	$2	$37	$0	$0	$39

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$102	$0	$102
Swap Agreements	0	0	23	0	0	23

	$0	$0	$23	$102	$0	$125

	$0	$2	$60	$102	$0	$164

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(88)	$0	$0	$(88)
Written Options	0	0	6	0	0	6
Futures	0	0	(16)	0	0	(16)
Swap Agreements	0	(66)	0	0	(51)	(117)

	$0	$(66)	$(98)	$0	$(51)	$(215)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$457	$0	$457
Purchased Options	0	0	(47)	0	(502)	(549)
Swap Agreements	0	2	2,517	0	0	2,519

	$0	$2	$2,470	$457	$(502)	$2,427

	$0	$(64)	$2,372	$457	$(553)	$2,212

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$10	$0	$0	$10
Written Options	0	0	44	0	0	44
Futures	0	0	(122)	0	0	(122)
Swap Agreements	0	(27)	0	0	19	(8)

	$0	$(27)	$(68)	$0	$19	$(76)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(116)	$0	$(116)
Purchased Options	0	0	44	0	462	506
Swap Agreements	0	0	11	0	0	11

	$0	$0	$55	$(116)	$462	$401

	$0	$(27)	$(13)	$(116)	$481	$325

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	77

Schedule of Investments PIMCO REALPATH® 2040 Fund (Cont.)

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Short-Term Instruments
Short-Term Notes	$0	$300	$0	$300
Japan Treasury Bills	0	3,773	0	3,773

	$0	$4,073	$0	$4,073

Investments in Affiliates, at Value
Mutual Funds	31,600	0	0	31,600
Short-Term Instruments
Central Funds Used for Cash Management Purposes	11,866	0	0	11,866

	$43,466	$0	$0	$43,466

Total Investments	$43,466	$4,073	$0	$47,539

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1	$53	$0	$54
Over the counter	0	36	0	36

	$1	$89	$0	$90

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(39)	0	(39)
Over the counter	0	(125)	0	(125)

	$0	$(164)	$0	$(164)

Total Financial Derivative Instruments	$1	$(75)	$0	$(74)

Totals	$43,467	$3,998	$0	$47,465

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

78	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® 2045 Fund

March 31, 2017

			MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 10.9%

SHORT-TERM INSTRUMENTS 10.9%

REPURCHASE AGREEMENTS (d) 0.6%
			$276

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 2.5%
Federal Home Loan Bank
0.543% due 04/18/2017 (a)(b)		$600	600
0.679% due 04/11/2017 (a)(b)		400	400
0.761% due 04/21/2017 (a)(b)		200	200

			1,200

JAPAN TREASURY BILLS 7.8%
(0.286)% due 04/24/2017 (a)(b)	JPY	410,000	3,683

Total Short-Term Instruments (Cost $5,047)			5,159

Total Investments in Securities (Cost $5,047)			5,159

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 89.7%

MUTUAL FUNDS (c) 64.8%
PIMCO CommodityRealReturn Strategy Fund®	135,983	$950
PIMCO Emerging Local Bond Fund	95,468	704
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	33,491	352
PIMCO High Yield Fund	158,654	1,412
PIMCO Income Fund	164,821	2,017
PIMCO Long Duration Total Return Fund	53,944	573
PIMCO Long-Term Credit Fund	49,341	574
PIMCO Real Return Asset Fund	124,472	1,036
PIMCO Real Return Fund	51,653	571
PIMCO RealEstateRealReturn Strategy Fund	273,862	2,248
PIMCO StocksPLUS® Fund	1,967,997	19,739
PIMCO Total Return Fund	56,485	572

Total Mutual Funds (Cost $27,214)		30,748

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 24.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 24.9%
PIMCO Short-Term Floating NAV Portfolio III	1,197,255	$11,836

Total Short-Term Instruments (Cost $11,836)		11,836

Total Investments in Affiliates (Cost $39,050)		42,584

Total Investments 100.6% (Cost $44,097)		$47,743

Financial Derivative Instruments (e)(f)(0.1)% (Cost or Premiums, net $26)		(70)

Other Assets and Liabilities, net (0.5)%		(213)

Net Assets 100.0%		$47,460

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$276	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(284)	$276	$276

Total Repurchase Agreements						$(284)	$276	$276

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$276	$0	$0	$276	$(284)	$(8)

Total Borrowings and Other Financing Transactions	$276	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	79

Schedule of Investments PIMCO REALPATH® 2045 Fund (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500	2,150.000	12/15/2017	11	$109	$53

Total Purchased Options				$109	$53

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,050.000	12/15/2017	11	$(81)	$(37)

Total Written Options				$(81)	$(37)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Short	06/2017	4	$1	$1	$0

Total Futures Contracts				$1	$1	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-27 5-Year Index	1.000%	12/20/2021	$1,700	$(32)	$(16)	$0	$(0)
CDX.IG-28 5-Year Index	1.000	06/20/2022	2,300	(39)	(2)	0	(1)

				$(71)	$(18)	$0	$(1)

Total Swap Agreements				$(71)	$(18)	$0	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

Cash of $130 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$53	$1	$0	$54	$(37)	$0	$(1)	$(38)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

80	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BPS	04/2017	JPY	160,000	$1,400	$0	$(38)
CBK	04/2017		250,000	2,188	0	(59)
DUB	05/2017	PLN	139	35	0	(1)
GLM	04/2017	EUR	100	105	0	(1)

Total Forward Foreign Currency Contracts					$0	$(99)

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	0	16	0	(5)	0	11
Premiums	$0	$(85)	$ 0	$4	$ 0	$(81)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.092%	$ 100	$(2)	$3	$1	$0

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	107,613	1-Month USD-LIBOR plus a specified spread	07/06/2017	$4,291	$0	$(14)	$0	$(14)
GST	Receive	Vanguard Small-Cap ETF	17,129	1-Month USD-LIBOR less a specified spread	07/06/2017	2,293	0	(10)	0	(10)
JPM	Receive	Vanguard FTSE Developed Markets ETF	42,095	1-Month USD-LIBOR less a specified spread	07/06/2017	10,142	0	36	36	0

							$0	$12	$36	$(24)

Total Swap Agreements							$(2)	$15	$37	$(24)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BPS	$0	$0	$0	$0	$(38)	$0	$(14)	$(52)	$(52)	$0	$(52)
CBK	0	0	1	1	(59)	0	0	(59)	(58)	0	(58)
DUB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
GLM	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
GST	0	0	0	0	0	0	(10)	(10)	(10)	0	(10)
JPM	0	0	36	36	0	0	0	0	36	0	36

Total Over the Counter	$0	$0	$37	$37	$(99)	$0	$(24)	$(123)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	81

Schedule of Investments PIMCO REALPATH® 2045 Fund (Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$53	$0	$0	$53
Futures	0	0	1	0	0	1

	$0	$0	$54	$0	$0	$54

Over the counter
Swap Agreements	$0	$1	$36	$0	$0	$37

	$0	$1	$90	$0	$0	$91

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$37	$0	$0	$37
Swap Agreements	0	1	0	0	0	1

	$0	$1	$37	$0	$0	$38

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$99	$0	$99
Swap Agreements	0	0	24	0	0	24

	$0	$0	$24	$99	$0	$123

	$0	$1	$61	$99	$0	$161

82	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(50)	$0	$0	$(50)
Written Options	0	0	4	0	0	4
Futures	0	0	(18)	0	0	(18)
Swap Agreements	0	(49)	0	0	(8)	(57)

	$0	$(49)	$(64)	$0	$(8)	$(121)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$397	$0	$397
Purchased Options	0	0	(28)	0	(207)	(235)
Swap Agreements	0	1	2,311	0	0	2,312

	$0	$1	$2,283	$397	$(207)	$2,474

	$0	$(48)	$2,219	$397	$(215)	$2,353

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(21)	$0	$0	$(21)
Written Options	0	0	45	0	0	45
Futures	0	0	(84)	0	0	(84)
Swap Agreements	0	(18)	0	0	13	(5)

	$0	$(18)	$(60)	$0	$13	$(65)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(103)	$0	$(103)
Purchased Options	0	0	27	0	190	217
Swap Agreements	0	0	12	0	0	12

	$0	$0	$39	$(103)	$190	$126

	$0	$(18)	$(21)	$(103)	$203	$61

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$276	$0	$276
Short-Term Notes	0	1,200	0	1,200
Japan Treasury Bills	0	3,683	0	3,683

	$0	$5,159	$0	$5,159

Investments in Affiliates, at Value
Mutual Funds	30,748	0	0	30,748
Short-Term Instruments
Central Funds Used for Cash Management Purposes	11,836	0	0	11,836

	$42,584	$0	$0	$42,584

Total Investments	$42,584	$5,159	$0	$47,743

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1	$53	$0	$54
Over the counter	0	37	0	37

	$1	$90	$0	$91

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(38)	0	(38)
Over the counter	0	(123)	0	(123)

	$0	$(161)	$0	$(161)

Total Financial Derivative Instruments	$1	$(71)	$0	$(70)

Totals	$42,585	$5,088	$0	$47,673

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	83

Schedule of Investments PIMCO REALPATH® 2050 Fund

			MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 11.7%

SHORT-TERM INSTRUMENTS 11.7%

REPURCHASE AGREEMENTS (d) 0.2%
			$123

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 3.3%
Federal Home Loan Bank
0.538% due 04/17/2017 (a)(b)		$200	200
0.543% due 04/18/2017 (a)(b)		800	799
0.558% due 05/22/2017 (a)(b)		102	102
0.710% due 04/11/2017 (a)(b)		200	200
0.751% due 04/17/2017 (a)(b)		200	200
0.756% due 04/19/2017 (a)(b)		200	200
0.761% due 04/21/2017 - 04/24/2017 (a)(b)		400	400

			2,101

JAPAN TREASURY BILLS 8.2%
(0.286)% due 04/24/2017 (a)(b)	JPY	580,000	5,210

Total Short-Term Instruments (Cost $7,277)			7,434

Total Investments in Securities (Cost $7,277)			7,434

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 89.0%

MUTUAL FUNDS (c) 64.0%
PIMCO CommodityRealReturn Strategy Fund®	176,322	$1,232
PIMCO Emerging Local Bond Fund	121,270	894
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	42,545	447
PIMCO High Yield Fund	201,327	1,792
PIMCO Income Fund	193,465	2,368
PIMCO Long Duration Total Return Fund	60,444	643
PIMCO Long-Term Credit Fund	55,284	643
PIMCO Real Return Asset Fund	154,354	1,284
PIMCO Real Return Fund	67,055	742
PIMCO RealEstateRealReturn Strategy Fund	377,011	3,095
PIMCO StocksPLUS® Fund	2,695,809	27,039
PIMCO Total Return Fund	59,928	606

Total Mutual Funds (Cost $35,518)		40,785

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 25.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.0%
PIMCO Short-Term Floating NAV Portfolio III	1,609,630	$15,913

Total Short-Term Instruments (Cost $15,913)		15,913

Total Investments in Affiliates (Cost $51,431)		56,698

Total Investments 100.7% (Cost $58,708)		$64,132

Financial Derivative Instruments (e)(f) (0.2)% (Cost or Premiums, net $34)		(102)

Other Assets and Liabilities, net (0.5)%		(354)

Net Assets 100.0%		$63,676

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$123	U.S. Treasury Notes 1.625% due 12/31/2019(2)	$(126)	$123	$123

Total Repurchase Agreements						$(126)	$123	$123

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$123	$0	$0	$123	$(126)	$(3)

Total Borrowings and Other Financing Transactions	$123	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

84	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500	2,150.000	12/15/2017	15	$149	$73

Total Purchased Options				$149	$73

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,050.000	12/15/2017	15	$(111)	$(50)

Total Written Options				$(111)	$(50)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Short	06/2017	5	$2	$1	$0

Total Futures Contracts				$2	$1	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-27 5-Year Index	1.000%	12/20/2021	$3,700	$(70)	$(34)	$0	$(2)
CDX.IG-28 5-Year Index	1.000	06/20/2022	4,800	(81)	(6)	0	(2)

				$(151)	$(40)	$0	$(4)

Total Swap Agreements				$(151)	$(40)	$0	$(4)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

Cash of $184 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$73	$1	$0	$74	$(50)	$0	$(4)	$(54)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	85

Schedule of Investments PIMCO REALPATH® 2050 Fund (Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BPS	04/2017	JPY	230,000	$2,012	$0	$(55)
CBK	04/2017		350,000	3,064	0	(82)
DUB	05/2017	PLN	249	62	0	(1)
GLM	04/2017	EUR	197	208	0	(3)
	04/2017	JPY	7,400	65	0	(1)

Total Forward Foreign Currency Contracts					$0	$(142)

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	0	26	0	(11)	0	15
Premiums	$0	$(120)	$ 0	$9	$ 0	$(111)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.092%	$ 200	$(4)	$5	$1	$0

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	147,035	1-Month USD-LIBOR plus a specified spread	07/06/2017	$ 5,863	$0	$(18)	$0	$(18)
GST	Receive	Vanguard Small-Cap ETF	23,504	1-Month USD-LIBOR less a specified spread	07/06/2017	3,146	0	(14)	0	(14)
JPM	Receive	Vanguard FTSE Developed Markets ETF	57,905	1-Month USD-LIBOR less a specified spread	07/06/2017	13,821	0	51	51	0

							$0	$19	$51	$(32)

Total Swap Agreements							$(4)	$24	$52	$(32)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BPS	$0	$0	$0	$0	$(55)	$0	$(18)	$(73)	$(73)	$0	$(73)
CBK	0	0	1	1	(82)	0	0	(82)	(81)	0	(81)
DUB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
GLM	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
GST	0	0	0	0	0	0	(14)	(14)	(14)	0	(14)
JPM	0	0	51	51	0	0	0	0	51	0	51

Total Over the Counter	$0	$0	$52	$52	$(142)	$0	$(32)	$(174)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

86	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$73	$0	$0	$73
Futures	0	0	1	0	0	1

	$0	$0	$74	$0	$0	$74

Over the counter
Swap Agreements	$0	$1	$51	$0	$0	$52

	$0	$1	$125	$0	$0	$126

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$50	$0	$0	$50
Swap Agreements	0	4	0	0	0	4

	$0	$4	$50	$0	$0	$54

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$142	$0	$142
Swap Agreements	0	0	32	0	0	32

	$0	$0	$32	$142	$0	$174

	$0	$4	$82	$142	$0	$228

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	87

Schedule of Investments PIMCO REALPATH® 2050 Fund (Cont.)

March 31, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(85)	$0	$0	$(85)
Written Options	0	0	9	0	0	9
Futures	0	0	(51)	0	0	(51)
Swap Agreements	0	(103)	0	0	(39)	(142)

	$0	$(103)	$(127)	$0	$(39)	$(269)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$399	$0	$399
Purchased Options	0	0	(52)	0	(355)	(407)
Swap Agreements	0	2	3,689	0	0	3,691

	$0	$2	$3,637	$399	$(355)	$3,683

	$0	$(101)	$3,510	$399	$(394)	$3,414

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(19)	$0	$0	$(19)
Written Options	0	0	61	0	0	61
Futures	0	0	(179)	0	0	(179)
Swap Agreements	0	(40)	0	0	19	(21)

	$0	$(40)	$(137)	$0	$19	$(158)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(159)	$0	$(159)
Purchased Options	0	0	48	0	327	375
Swap Agreements	0	0	19	0	0	19

	$0	$0	$67	$(159)	$327	$235

	$0	$(40)	$(70)	$(159)	$346	$77

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$123	$0	$123
Short-Term Notes	0	2,101	0	2,101
Japan Treasury Bills	0	5,210	0	5,210

	$0	$7,434	$0	$7,434

Investments in Affiliates, at Value
Mutual Funds	40,785	0	0	40,785
Short-Term Instruments
Central Funds Used for Cash Management Purposes	15,913	0	0	15,913

	$56,698	$0	$0	$56,698

Total Investments	$56,698	$7,434	$0	$64,132

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1	$73	$0	$74
Over the counter	0	52	0	52

	$1	$125	$0	$126

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(54)	0	(54)
Over the counter	0	(174)	0	(174)

	$0	$(228)	$0	$(228)

Total Financial Derivative Instruments	$1	$(103)	$0	$(102)

Totals	$56,699	$7,331	$0	$64,030

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

88	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® 2055 Fund

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 11.2%

SHORT-TERM INSTRUMENTS 11.2%

SHORT-TERM NOTES 4.0%
Federal Home Loan Bank
0.761% due 04/21/2017 (a)(b)		$200	$200

JAPAN TREASURY BILLS 7.2%
(0.286)% due 04/24/2017 (a)(b)	JPY	40,000	359

Total Short-Term Instruments (Cost $548)			559

Total Investments in Securities (Cost $548)			559

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 87.4%

MUTUAL FUNDS (c) 64.0%
PIMCO CommodityRealReturn Strategy Fund®	13,887	$97
PIMCO Emerging Local Bond Fund	9,538	70
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	3,346	35
PIMCO High Yield Fund	15,834	141
PIMCO Income Fund	15,217	186
PIMCO Long Duration Total Return Fund	4,752	51
PIMCO Long-Term Credit Fund	4,348	51
PIMCO Real Return Asset Fund	12,111	101
PIMCO Real Return Fund	5,274	58
PIMCO RealEstateRealReturn Strategy Fund	29,652	243
PIMCO StocksPLUS® Fund	212,034	2,127
PIMCO Total Return Fund	4,805	49

Total Mutual Funds (Cost $2,866)		3,209

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 23.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 23.4%
PIMCO Short-Term Floating NAV Portfolio III	118,709	$1,173

Total Short-Term Instruments (Cost $1,174)		1,173

Total Investments in Affiliates (Cost $4,040)		4,382

Total Investments 98.6% (Cost $4,588)		$4,941

Financial Derivative Instruments (d)(e)(0.1)% (Cost or Premiums, net $3)		(7)

Other Assets and Liabilities, net 1.5%		76

Net Assets 100.0%		$5,010

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500	2,150.000	12/15/2017	1	$10	$5

Total Purchased Options				$10	$5

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,050.000	12/15/2017	1	$(7)	$(4)

Total Written Options				$(7)	$(4)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Short	06/2017	1	$0	$0	$0

Total Futures Contracts				$0	$0	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	89

Schedule of Investments PIMCO REALPATH® 2055 Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-27 5-Year Index	1.000%	12/20/2021	$200	$(4)	$(2)	$0	$0
CDX.IG-28 5-Year Index	1.000	06/20/2022	200	(3)	0	0	0

				$(7)	$(2)	$0	$0

Total Swap Agreements				$(7)	$(2)	$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

Cash of $24 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$5	$0	$0	$5		$(4)	$0	$0	$(4)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BPS	04/2017	JPY	20,000	$ 175	$0	$(5)
CBK	04/2017		20,000	175	0	(5)
DUB	05/2017	PLN	13	3	0	0
GLM	04/2017	EUR	8	9	0	0

Total Forward Foreign Currency Contracts					$0	$(10)

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	0	1	0	0	0	1
Premiums	$0	$(7)	$ 0	$0	$ 0	$(7)

90	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	11,565	1-Month USD-LIBOR plus a specified spread	07/06/2017	$ 461	$0	$(1)	$0	$(1)
GST	Receive	Vanguard Small-Cap ETF	1,884	1-Month USD-LIBOR less a specified spread	07/06/2017	252	0	(1)	0	(1)
JPM	Receive	Vanguard FTSE Developed Markets ETF	4,524	1-Month USD-LIBOR less a specified spread	07/06/2017	1,087	0	4	4	0

							$0	$2	$4	$(2)

Total Swap Agreements							$0	$2	$4	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$(5)	$0	$(1)	$(6)	$(6)	$0	$(6)
CBK	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
GST	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
JPM	0	0	4	4	0	0	0	0	4	0	4

Total Over the Counter	$0	$0	$4	$4	$(10)	$0	$(2)	$(12)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$5	$0	$0	$5

Over the counter
Swap Agreements	$0	$0	$4	$0	$0	$4

	$0	$0	$9	$0	$0	$9

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$4	$0	$0	$4

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10	$0	$10
Swap Agreements	0	0	2	0	0	2

	$0	$0	$2	$10	$0	$12

	$0	$0	$6	$10	$0	$16

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	91

Schedule of Investments PIMCO REALPATH® 2055 Fund (Cont.)

March 31, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(3)	$0	$0	$(3)
Futures	0	0	4	0	0	4
Swap Agreements	0	(4)	0	0	(2)	(6)

	$0	$(4)	$1	$0	$(2)	$(5)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33	$0	$33
Purchased Options	0	0	(2)	0	0	(2)
Swap Agreements	0	0	219	0	0	219

	$0	$0	$217	$33	$0	$250

	$0	$(4)	$218	$33	$(2)	$245

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(3)	$0	$0	$(3)
Written Options	0	0	4	0	0	4
Futures	0	0	(8)	0	0	(8)
Swap Agreements	0	(2)	0	0	1	(1)

	$0	$(2)	$(7)	$0	$1	$(8)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8)	$0	$(8)
Purchased Options	0	0	2	0	0	2
Swap Agreements	0	0	1	0	0	1

	$0	$0	$3	$(8)	$0	$(5)

	$0	$(2)	$(4)	$(8)	$1	$(13)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Short-Term Instruments
Short-Term Notes	$0	$200	$0	$200
Japan Treasury Bills	0	359	0	359

	$0	$559	$0	$559

Investments in Affiliates, at Value
Mutual Funds	3,209	0	0	3,209
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,173	0	0	1,173

	$4,382	$0	$0	$4,382

Total Investments	$4,382	$559	$0	$4,941

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$5	$0	$5
Over the counter	0	4	0	4

	$0	$9	$0	$9

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(4)	0	(4)
Over the counter	0	(12)	0	(12)

	$0	$(16)	$0	$(16)

Total Financial Derivative Instruments	$0	$(7)	$0	$(7)

Totals	$4,382	$552	$0	$4,934

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

92	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Income Fund

March 31, 2017

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.6%

MUTUAL FUNDS (a) 82.8%
PIMCO CommodityRealReturn Strategy Fund®	106,941	748
PIMCO Emerging Local Bond Fund	129,370	953
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	223,488	2,347
PIMCO High Yield Fund	215,735	1,920
PIMCO Income Fund	420,632	5,149
PIMCO Long Duration Total Return Fund	85,923	913
PIMCO Long-Term Credit Fund	78,619	914
PIMCO Real Return Asset Fund	244,172	2,031
PIMCO Real Return Fund	343,060	3,794
PIMCO RealEstateRealReturn Strategy Fund	116,797	959
PIMCO StocksPLUS® Fund	819,885	8,223
PIMCO Total Return Fund	319,136	3,230

Total Mutual Funds (Cost $30,192)		31,181

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 16.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.8%
PIMCO Short-Term Floating NAV Portfolio III	638,956	$6,317

Total Short-Term Instruments (Cost $6,317)		6,317

Total Investments in Affiliates (Cost $36,509)		37,498

Total Investments 99.6% (Cost $36,509)		$37,498

Financial Derivative Instruments (b)(c) 0.1% (Cost or Premiums, net $91)		30

Other Assets and Liabilities, net 0.3%		123

Net Assets 100.0%		$37,651

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500	1,850.000	06/16/2017	15	$23	$3
Put - CBOE S&P 500	1,950.000	06/16/2017	15	36	4
Put - CBOE S&P 500	1,700.000	12/15/2017	8	23	7
Put - CBOE S&P 500	1,850.000	12/15/2017	8	37	13

				$119	$27

Total Purchased Options				$119	$27

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500	1,700.000	06/16/2017	15	$(12)	$(1)
Put - CBOE S&P 500	1,500.000	12/15/2017	8	(12)	(4)

				$(24)	$(5)

Total Written Options				$(24)	$(5)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Short	06/2017	3	$1	$1	$0

Total Futures Contracts				$1	$1	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	93

Schedule of Investments PIMCO REALPATH® Income Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-27 5-Year Index	1.000%	12/20/2021	$1,100	$(21)	$(10)	$0	$0
CDX.IG-28 5-Year Index	1.000	06/20/2022	1,500	(25)	(2)	0	(1)

				$(46)	$(12)	$0	$(1)

Total Swap Agreements				$(46)	$(12)	$0	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

Cash of $101 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$27	$1	$0	$28		$(5)	$0		$(1)	$(6)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	04/2017		$69	AUD	91	$0	$0
DUB	05/2017	PLN	121		$30	0	0
GLM	04/2017		$161	JPY	18,300	3	0

Total Forward Foreign Currency Contracts						$3	$0

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	25	57	0	(59)	0	23
Premiums	$(32)	$(56)	$ 0	$64	$ 0	$(24)

94	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.092%	$ 200	$(4)	$6	$2	$0

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	42,819	1-Month USD-LIBOR plus a specified spread	07/06/2017	$ 1,707	$0	$(6)	$0	$(6)
GST	Receive	Vanguard Small-Cap ETF	7,174	1-Month USD-LIBOR less a specified spread	07/06/2017	961	0	(4)	0	(4)
JPM	Receive	Vanguard FTSE Developed Markets ETF	32,844	1-Month USD-LIBOR less a specified spread	07/06/2017	4,366	0	13	13	0

							$0	$3	$13	$(10)

Total Swap Agreements							$(4)	$9	$15	$(10)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BPS	$0	$0	$0	$0	$0	$0	$(6)	$(6)	$(6)	$0	$(6)
CBK	0	0	2	2	0	0	0	0	2	0	2
GLM	3	0	0	3	0	0	0	0	3	0	3
GST	0	0	0	0	0	0	(4)	(4)	(4)	0	(4)
JPM	0	0	13	13	0	0	0	0	13	0	13

Total Over the Counter	$3	$0	$15	$18	$0	$0	$(10)	$(10)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	95

Schedule of Investments PIMCO REALPATH® Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$27	$0	$0	$27
Futures	0	0	1	0	0	1

	$0	$0	$28	$0	$0	$28

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3	$0	$3
Swap Agreements	0	2	13	0	0	15

	$0	$2	$13	$3	$0	$18

	$0	$2	$41	$3	$0	$46

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$5	$0	$0	$5
Swap Agreements	0	1	0	0	0	1

	$0	$1	$5	$0	$0	$6

Over the counter
Swap Agreements	$0	$0	$10	$0	$0	$10

	$0	$1	$15	$0	$0	$16

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(301)	$0	$0	$(301)
Written Options	0	0	64	0	0	64
Futures	0	0	139	0	0	139
Swap Agreements	0	(31)	0	0	(66)	(97)

	$0	$(31)	$(98)	$0	$(66)	$(195)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$634	$0	$634
Purchased Options	0	0	(39)	0	(356)	(395)
Swap Agreements	0	2	1,046	0	0	1,048

	$0	$2	$1,007	$634	$(356)	$1,287

	$0	$(29)	$909	$634	$(422)	$1,092

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$16	$0	$0	$16
Futures	0	0	(51)	0	0	(51)
Swap Agreements	0	(12)	0	0	16	4

	$0	$(12)	$(35)	$0	$16	$(31)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(16)	$0	$(16)
Purchased Options	0	0	36	0	328	364
Swap Agreements	0	0	3	0	0	3

	$0	$0	$39	$(16)	$328	$351

	$0	$(12)	$4	$(16)	$344	$320

96	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Mutual Funds	$31,181	$0	$0	$31,181
Short-Term Instruments
Central Funds Used for Cash Management Purposes	6,317	0	0	6,317

Total Investments	$37,498	$0	$0	$37,498

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1	27	0	28
Over the counter	0	18	0	18

	$1	$45	$0	$46

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(6)	$0	$(6)
Over the counter	0	(10)	0	(10)

	$0	$(16)	$0	$(16)

Total Financial Derivative Instruments	$1	$29	$0	$30

Totals	$37,499	$29	$0	$37,528

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	97

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%
Valeant Pharmaceuticals International, Inc.
5.450% due 08/05/2020		$512	$514
5.570% due 04/01/2022		2,714	2,729

Total Loan Participations and Assignments (Cost $3,071)			3,243

CORPORATE BONDS & NOTES 7.8%

BANKING & FINANCE 7.0%
AerCap Ireland Capital DAC
3.750% due 05/15/2019		100	103
4.625% due 10/30/2020		100	106
Ally Financial, Inc.
3.250% due 09/29/2017		6,000	6,034
BRFkredit A/S
2.000% due 10/01/2017	DKK	3,200	465
2.500% due 10/01/2047		579	85
4.000% due 01/01/2018		1,600	237
CIT Group, Inc.
4.250% due 08/15/2017		$100	101
5.000% due 05/15/2018		100	101
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		900	914
Deutsche Bank AG
1.350% due 05/30/2017		1,500	1,499
4.250% due 10/14/2021		2,900	2,975
6.000% due 09/01/2017		190	193
General Motors Financial Co., Inc.
2.625% due 07/10/2017		3,300	3,309
4.750% due 08/15/2017		800	809
Goldman Sachs Group, Inc.
2.331% due 09/15/2020		7,100	7,206
ING Bank NV
2.625% due 12/05/2022		800	799
International Lease Finance Corp.
6.250% due 05/15/2019		200	216
8.250% due 12/15/2020		200	236
Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	1,800	2,058
MetLife, Inc.
6.817% due 08/15/2018		$100	107
Navient Corp.
5.500% due 01/15/2019		600	623
Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2017	DKK	2,700	391
2.000% due 10/01/2017		6,600	958
2.000% due 01/01/2018		400	59
2.500% due 10/01/2047		1,051	153
Nykredit Realkredit A/S
1.000% due 07/01/2017		1,900	273
1.000% due 10/01/2017		9,800	1,418
2.000% due 10/01/2017		4,200	610
2.500% due 10/01/2047		3,509	512
Realkredit Danmark A/S
1.000% due 01/01/2018		800	116
1.000% due 04/01/2018		2,500	364
2.000% due 04/01/2017		3,300	473
2.000% due 01/01/2018		3,300	482
2.500% due 10/01/2047		3,542	518
Santander UK PLC
5.000% due 11/07/2023		$1,800	1,882
Toronto-Dominion Bank
2.250% due 03/15/2021		1,200	1,197
UBS AG
4.750% due 05/22/2023		1,900	1,946

			39,528

INDUSTRIALS 0.3%
Cigna Corp.
4.500% due 03/15/2021		200	214
Kinder Morgan Energy Partners LP
5.950% due 02/15/2018		200	207

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kinder Morgan, Inc.
7.250% due 06/01/2018	$100	$106
Pioneer Natural Resources Co.
6.875% due 05/01/2018	400	420
Telefonica Emisiones S.A.U.
5.134% due 04/27/2020	100	108
Time Warner Cable LLC
5.850% due 05/01/2017	200	201
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	200	199

		1,455

UTILITIES 0.5%
AT&T, Inc.
1.617% due 01/15/2020	700	705
Petrobras Global Finance BV
6.125% due 01/17/2022	2,100	2,207

		2,912

Total Corporate Bonds & Notes (Cost $43,809)		43,895

U.S. GOVERNMENT AGENCIES 6.0%
Fannie Mae
1.532% due 09/25/2041	4,185	4,220
4.000% due 10/01/2040†	9	10
Fannie Mae, TBA
3.000% due 05/01/2047	12,000	11,879
3.500% due 05/01/2032 - 06/01/2047	16,000	16,341
Freddie Mac
1.462% due 07/15/2041	1,473	1,476

Total U.S. Government Agencies (Cost $33,828)		33,926

U.S. TREASURY OBLIGATIONS 39.1%
U.S. Treasury Bonds
2.500% due 02/15/2046 (g)(l)	3,843	3,444
2.875% due 11/15/2046 (g)	16,710	16,211
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2020 (j)	9,023	9,160
0.125% due 04/15/2021	8,782	8,878
0.125% due 01/15/2022 (j)	537	541
0.125% due 01/15/2023 (j)(l)	631	631
0.125% due 07/15/2024 (l)	72	71
0.125% due 07/15/2026	19,605	19,143
0.250% due 01/15/2025 (j)	18,088	17,947
0.375% due 07/15/2023 (j)	1,983	2,016
0.375% due 07/15/2025	440	442
0.375% due 01/15/2027	12,065	12,022
0.625% due 01/15/2026 (j)(l)	1,441	1,469
0.750% due 02/15/2045	413	393
0.875% due 02/15/2047	503	496
1.250% due 07/15/2020 (j)	2,005	2,122
1.375% due 02/15/2044	2,657	2,935
1.625% due 01/15/2018 (j)	927	947
1.750% due 01/15/2028	23	26
1.875% due 07/15/2019 (j)	682	725
2.000% due 01/15/2026	759	862
2.125% due 02/15/2040 (j)	539	682
2.125% due 02/15/2041 (l)	444	563
2.375% due 01/15/2025 (g)(j)	22,857	26,381
2.500% due 01/15/2029 (g)	18,302	22,407
U.S. Treasury Notes
1.625% due 04/30/2019 (g)(j)(l)	29,100	29,302
1.875% due 02/28/2022 (g)	18,100	18,061
2.250% due 12/31/2023 (g)(l)	23,000	23,081

Total U.S. Treasury Obligations (Cost $219,596)		220,958

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 08/25/2035	152	154
2.820% due 08/25/2035	47	46
3.074% due 08/25/2033	140	140

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.238% due 07/25/2036 ^		$261	$246
Bear Stearns Commercial Mortgage Securities Trust
5.700% due 06/11/2050		509	515
Countrywide Alternative Loan Trust
1.638% due 02/25/2036		249	223
Countrywide Home Loan Mortgage Pass-Through Trust
1.622% due 03/25/2035		117	106
3.015% due 09/20/2036 ^		150	120
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		993	1,008
Structured Adjustable Rate Mortgage Loan Trust
3.113% due 01/25/2035		29	27
Structured Asset Mortgage Investments Trust
1.228% due 07/19/2035		59	58

Total Non-Agency Mortgage-Backed Securities (Cost $2,537)			2,643

ASSET-BACKED SECURITIES 2.2%
Aircraft Certificate Owner Trust
7.001% due 09/20/2022		357	384
Ares Euro CLO BV
0.104% due 05/15/2024	EUR	212	227
Avoca CLO PLC
0.159% due 05/16/2024		400	425
CIFC Funding Ltd.
2.239% due 01/29/2025		$1,200	1,201
CIT Mortgage Loan Trust
2.332% due 10/25/2037		2,726	2,714
Finn Square CLO Ltd.
2.367% due 12/24/2023		311	312
Jubilee CDO BV
0.023% due 07/30/2024	EUR	181	193
0.139% due 09/20/2022		399	426
Long Beach Mortgage Loan Trust
1.282% due 01/25/2036		$1,900	1,418
Navient Student Loan Trust
2.132% due 03/25/2066		1,074	1,086
OFSI Fund Ltd.
2.020% due 04/17/2025		1,200	1,202
Queen Street CLO BV
0.090% due 08/15/2024	EUR	217	231
Shackleton CLO Ltd.
2.240% due 10/20/2023		$2,590	2,593
VOLT LLC
3.500% due 03/25/2047		300	301

Total Asset-Backed Securities (Cost $12,319)			12,713

SOVEREIGN ISSUES 11.5%
Argentine Government International Bond
6.875% due 01/26/2027		3,200	3,242
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2017 (c)	BRL	37,800	11,498
0.000% due 01/01/2018 (c)		55,900	16,655
New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	939	661
Spain Government International Bond
2.150% due 10/31/2025	EUR	3,700	4,181
United Kingdom Gilt
0.125% due 03/22/2026 (d)	GBP	5,770	8,779
0.125% due 03/22/2044 (d)		1,085	2,195
0.125% due 03/22/2046 (d)		814	1,699
0.125% due 11/22/2065 (d)		1,499	4,508
1.875% due 11/22/2022 (d)		7,232	11,567

Total Sovereign Issues (Cost $64,108)			64,985

		SHARES
COMMON STOCKS 4.3%

CONSUMER DISCRETIONARY 0.7%
Cabela’s, Inc. (a)(i)		41,120	2,184
CST Brands, Inc.		38,973	1,874

			4,058

98	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.6%
Mead Johnson Nutrition Co.	16,162	$1,440
WhiteWave Foods Co. (a)	33,935	1,905

		3,345

HEALTH CARE 0.9%
Alere, Inc. (a)	55,595	2,209
VCA, Inc. (a)	13,948	1,276
Zeltiq Aesthetics, Inc. (a)	25,571	1,422

		4,907

INDUSTRIALS 0.3%
Joy Global, Inc.	66,806	1,887

INFORMATION TECHNOLOGY 0.9%
Brocade Communications Systems, Inc.	152,095	1,898
InvenSense, Inc. (a)(i)	99,197	1,253
NXP Semiconductor NV (a)	19,280	1,996

		5,147

MATERIALS 0.9%
Chemtura Corp. (a)	56,634	1,892
Multi Packaging Solutions International Ltd. (a)(i)	71,090	1,276
Valspar Corp.	18,400	2,041

		5,209

Total Common Stocks (Cost $25,356)		24,553

EXCHANGE-TRADED FUNDS 7.3%
iShares MSCI EAFE ETF	322,629	20,096
Vanguard REIT ETF	262,255	21,660

Total Exchange-Traded Funds (Cost $43,252)		41,756

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 15.7%

CERTIFICATES OF DEPOSIT 1.0%
Barclays Bank PLC
1.804% due 11/06/2017		$1,600	$1,603
Norinchukin Bank
1.733% due 10/10/2017		3,300	3,310
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017		1,000	1,003

			5,916

REPURCHASE AGREEMENTS (g) 9.6%
			54,189

ARGENTINA TREASURY BILLS 1.0%
2.93% due 05/26/2017 - 12/15/2017 (b)(c)		5,700	5,629

JAPAN TREASURY BILLS 3.8%
(0.336)% due 04/10/2017 - 05/08/2017 (b)(c)	JPY	2,370,000	21,290

MEXICO TREASURY BILLS 0.3%
6.746% due 05/25/2017 - 01/04/2018 (b)(c)	MXN	33,088	1,717

Total Short-Term Instruments (Cost $88,011)			88,741

Total Investments in Securities (Cost $535,887)			537,413

		SHARES
INVESTMENTS IN AFFILIATES 22.7%

MUTUAL FUNDS (e) 19.0%
PIMCO Capital Securities and Financials Fund		1,388,416	14,190
PIMCO Income Fund		3,378,454	41,352

	SHARES	MARKET VALUE (000S)
PIMCO Mortgage Opportunities Fund	2,166,435	$23,766
PIMCO RAE Fundamental PLUS Fund	2,649,648	19,290
PIMCO Real Return Limited Duration Fund	203,479	2,012
PIMCO TRENDS Managed Futures Strategy Fund	764,128	7,152

Total Mutual Funds (Cost $103,876)		107,762

EXCHANGE-TRADED FUNDS 3.2%
PIMCO Diversified Income Active Exchange-Traded Fund	131,043	6,561
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	260,000	11,357

Total Exchange-Traded Funds (Cost $19,046)		17,918

SHORT-TERM INSTRUMENTS 0.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.5%
PIMCO Short-Term Floating NAV Portfolio III	315,381	3,118

Total Short-Term Instruments (Cost $3,118)		3,118

Total Investments in Affiliates (Cost $126,040)		128,798

Total Investments 117.7% (Cost $661,927)		$666,211

Financial Derivative Instruments (h)(k) (0.6)% (Cost or Premiums, net $1,757)		(3,645)

Other Assets and Liabilities, net (17.1)%		(96,780)

Net Assets 100.0%		$565,785

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund II, Ltd., which is a 100% owned subsidiary of the Fund.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	0.970% †	03/31/2017	04/03/2017	$11,700	U.S. Treasury Notes 1.750% due 05/15/2023	$(11,964)	$11,700	$11,701
BPG	0.960 †	03/31/2017	04/03/2017	13,700	U.S. Treasury Bonds 3.000% due 11/15/2045	(14,043)	13,700	13,701
SAL	0.960 †	03/31/2017	04/03/2017	13,700	U.S. Treasury Notes 1.750% due 12/31/2020	(13,988)	13,700	13,701
SSB	0.050 †	03/31/2017	04/03/2017	1,089	U.S. Treasury Notes 1.625% - 3.500% due 12/31/2019 - 05/15/2020(2)	(1,112)	1,089	1,089
TDM	0.970 †	03/31/2017	04/03/2017	14,000	U.S. Treasury Bonds 2.875% due 05/15/2043	(14,487)	14,000	14,001

Total Repurchase Agreements						$(55,594)	$54,189	$54,193

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	99

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOM	0.790%	02/23/2017	04/21/2017	$(10,429)	$(10,438)
BOS	0.600	03/29/2017	04/05/2017	(1,298)	(1,298)
	1.100	03/29/2017	04/05/2017	(642)	(642)
GRE	1.050	03/16/2017	04/18/2017	(3,035)	(3,037)
	1.050	03/23/2017	04/24/2017	(8,688)	(8,691)
IND	0.760	02/06/2017	04/06/2017	(6,581)	(6,589)
	0.760	02/08/2017	04/10/2017	(1,215)	(1,216)
	0.760	02/21/2017	04/21/2017	(19,698)	(19,715)
	0.780	02/22/2017	04/21/2017	(101)	(101)
JPS	0.600	03/15/2017	04/17/2017	(15,854)	(15,859)
SCX	1.060	03/27/2017	05/26/2017	(10,380)	(10,382)

Total Reverse Repurchase Agreements					$(77,968)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
GSC	0.700%	03/28/2017	04/04/2017	$(16,798)	$(16,799)
TDM	0.980	03/22/2017	04/21/2017	(3,837)	(3,839)

Total Sale-Buyback Transactions					$(20,638)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.000%	04/01/2047	$ 2,000	$(2,103)	$(2,098)

Total Short Sales				$(2,103)	$(2,098)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(g)	Securities with an aggregate market value of $98,760 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
PIMCO Global Multi-Asset Fund
Global/Master Repurchase Agreement
BOM	$0	$(10,438)	$0	$(10,438)	$10,372	$(66)
BOS	0	(1,940)	0	(1,940)	1,935	(5)
GRE	0	(11,728)	0	(11,728)	11,773	45
IND	0	(27,621)	0	(27,621)	27,523	(98)
JPS	0	(15,859)	0	(15,859)	15,611	(248)
SCX	0	(10,382)	0	(10,382)	10,366	(16)
SSB	1,089	0	0	1,089	(1,112)	(23)

Master Securities Forward Transaction Agreement
GSC	0	0	(16,799)	(16,799)	16,764	(35)
TDM	0	0	(3,839)	(3,839)	3,817	(22)

PIMCO Cayman Commodity Fund II, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BCY	11,701	0	0	11,701	(11,964)	(263)
BPG	13,701	0	0	13,701	(14,043)	(342)
SAL	13,701	0	0	13,701	(13,988)	(287)
TDM	14,001	0	0	14,001	(14,487)	(486)

Total Borrowings and Other Financing Transactions	$54,193	$(77,968)	$(20,638)

100	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(67,586)	$(10,382)	$0	$(77,968)

Total	$0	$(67,586)	$(10,382)	$0	$(77,968)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(20,638)	0	0	(20,638)

Total	$0	$(20,638)	$0	$0	$(20,638)

Total Borrowings	$0	$(88,224)	$(10,382)	$0	$(98,606)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(98,606)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(102,860) at a weighted average interest rate of 0.592%.
(4)	Payable for sale-buyback transactions includes $(2) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX Natural Gas April Futures	$ 3.100	03/26/2018	35	$118	$80
Call - NYMEX Natural Gas August Futures	3.100	07/26/2018	35	117	77
Call - NYMEX Natural Gas December Futures	3.100	11/27/2018	35	117	127
Call - NYMEX Natural Gas February Futures	3.100	01/26/2018	35	117	233
Call - NYMEX Natural Gas January Futures	3.100	12/26/2017	35	117	230
Call - NYMEX Natural Gas July Futures	3.100	06/26/2018	35	117	74
Call - NYMEX Natural Gas June Futures	3.100	05/25/2018	35	117	70
Call - NYMEX Natural Gas March Futures	3.100	02/23/2018	35	117	224
Call - NYMEX Natural Gas May Futures	3.100	04/25/2018	35	117	68
Call - NYMEX Natural Gas November Futures	3.100	10/26/2018	35	117	100
Call - NYMEX Natural Gas October Futures	3.100	09/25/2018	35	117	84
Call - NYMEX Natural Gas September Futures	3.100	08/28/2018	35	117	79

				$1,405	$1,446

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June Futures	$ 109.750	05/26/2017	278	$3	$0
Call - CBOT U.S. Treasury 2-Year Note June Futures	110.000	05/26/2017	300	3	0
Call - CBOT U.S. Treasury 5-Year Note June Futures	128.000	05/26/2017	500	4	1
Put - CBOT U.S. Treasury 10-Year Note June Futures	99.000	05/26/2017	719	6	1
Put - CME 90-Day Eurodollar April Futures	98.500	04/13/2017	1,467	21	9
Put - CME 90-Day Eurodollar April Futures	98.625	04/13/2017	2,430	110	15

				$147	$26

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE S&P 500	2,400.000	06/16/2017	48	$179	$119
Put - CBOE S&P 500	2,250.000	12/15/2017	143	1,246	1,003
Call - EUREX EURO STOXX 50	3,375.000	06/16/2017	239	192	357
Call - EUREX EURO STOXX 50	3,400.000	06/16/2017	159	145	212

				$1,762	$1,691

Total Purchased Options				$3,314	$3,163

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	101

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - NYMEX Crude June Futures †	$ 44.000	05/17/2017	107	$(85)	$(22)
Call - NYMEX Crude June Futures †	54.000	05/17/2017	214	(79)	(163)
Put - NYMEX Natural Gas April Futures	2.600	03/26/2018	35	(60)	(64)
Call - NYMEX Natural Gas April Futures	3.750	03/26/2018	35	(57)	(30)
Put - NYMEX Natural Gas August Futures	2.600	07/26/2018	35	(60)	(66)
Call - NYMEX Natural Gas August Futures	3.750	07/26/2018	35	(57)	(28)
Put - NYMEX Natural Gas December Futures	2.600	11/27/2018	35	(60)	(64)
Call - NYMEX Natural Gas December Futures	3.750	11/27/2018	35	(57)	(58)
Put - NYMEX Natural Gas February Futures	2.600	01/26/2018	35	(60)	(31)
Call - NYMEX Natural Gas February Futures	3.750	01/26/2018	35	(57)	(137)
Put - NYMEX Natural Gas January Futures	2.600	12/26/2017	35	(60)	(21)
Call - NYMEX Natural Gas January Futures	3.750	12/26/2017	35	(57)	(126)
Put - NYMEX Natural Gas July Futures	2.600	06/26/2018	35	(60)	(65)
Call - NYMEX Natural Gas July Futures	3.750	06/26/2018	35	(57)	(26)
Put - NYMEX Natural Gas June Futures	2.600	05/25/2018	35	(60)	(65)
Call - NYMEX Natural Gas June Futures	3.750	05/25/2018	35	(57)	(23)
Put - NYMEX Natural Gas March Futures	2.600	02/23/2018	35	(60)	(44)
Call - NYMEX Natural Gas March Futures	3.750	02/23/2018	35	(57)	(138)
Put - NYMEX Natural Gas May Futures	2.600	04/25/2018	35	(60)	(68)
Call - NYMEX Natural Gas May Futures	3.750	04/25/2018	35	(57)	(23)
Put - NYMEX Natural Gas November Futures	2.600	10/26/2018	35	(60)	(74)
Call - NYMEX Natural Gas November Futures	3.750	10/26/2018	35	(57)	(43)
Put - NYMEX Natural Gas October Futures	2.600	09/25/2018	35	(60)	(72)
Call - NYMEX Natural Gas October Futures	3.750	09/25/2018	35	(57)	(33)
Put - NYMEX Natural Gas September Futures	2.600	08/28/2018	35	(60)	(72)
Call - NYMEX Natural Gas September Futures	3.750	08/28/2018	35	(57)	(30)

				$(1,568)	$(1,586)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$ 122.500	05/26/2017	295	$(222)	$(61)
Put - CBOT U.S. Treasury 10-Year Note June Futures	123.000	05/26/2017	92	(83)	(28)
Call - CBOT U.S. Treasury 10-Year Note June Futures	124.500	05/26/2017	214	(183)	(205)
Call - CBOT U.S. Treasury 10-Year Note June Futures	125.000	05/26/2017	108	(59)	(79)

				$(547)	$(373)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,325.000	04/21/2017	24	$(43)	$(20)
Put - CBOE S&P 500	2,300.000	05/19/2017	24	(39)	(39)
Put - CBOE S&P 500	2,250.000	06/16/2017	48	(96)	(91)
Call - CBOE S&P 500	2,450.000	06/16/2017	48	(77)	(43)
Put - CBOE S&P 500	2,050.000	12/15/2017	143	(1,058)	(479)
Call - EUREX EURO STOXX 50	3,450.000	04/21/2017	163	(35)	(115)
Put - EUREX EURO STOXX 50	3,100.000	06/16/2017	239	(200)	(72)
Put - EUREX EURO STOXX 50	3,200.000	06/16/2017	159	(157)	(73)
Put - OSE Nikkei 225	19,000.000	04/14/2017	33	(44)	(79)

				$(1,749)	$(1,011)

Total Written Options				$(3,864)	$(2,970)

102	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum July Futures †	Short	07/2017	52	$(78)	$0	$0
Arabica Coffee September Futures †	Short	09/2017	30	(8)	1	0
Brent Crude August Futures †	Long	06/2017	49	(106)	20	0
Copper July Futures †	Long	07/2017	3	(7)	0	0
Corn July Futures †	Short	07/2017	96	19	0	(32)
Cotton No. 2 July Futures †	Long	07/2017	50	2	25	0
E-mini S&P 500 Index June Futures	Long	06/2017	742	(361)	0	(200)
Euro STOXX 50 June Futures	Long	06/2017	1,096	1,046	316	0
Euro-BTP Italy Government Bond June Futures	Long	06/2017	48	112	3	(8)
Euro-Bund 10-Year Bond June Futures	Long	06/2017	122	114	38	(3)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	73	(3)	31	0
FTSE 100 Index June Futures	Long	06/2017	163	46	12	(50)
Gas Oil July Futures †	Short	07/2017	29	(59)	1	0
Gold 100 oz. August Futures †	Short	08/2017	9	(36)	0	(3)
Gold 100 oz. June Futures †	Short	06/2017	46	(57)	0	(15)
Hang Seng China Enterprises Index April Futures	Long	04/2017	44	(45)	0	(45)
Japan Government 10-Year Bond June Futures	Short	06/2017	18	(2)	27	0
JPX Nikkei Index 400 June Futures	Long	06/2017	1,887	(471)	0	(458)
Lead July Futures †	Long	07/2017	12	25	0	0
Mini MSCI Emerging Markets Index June Futures	Long	06/2017	1,005	1,247	0	(357)
Natural Gas July Futures †	Long	07/2017	47	78	0	0
New York Harbor ULSD July Futures †	Short	06/2017	33	60	0	(20)
Nickel July Futures †	Short	07/2017	2	12	0	0
Nikkei 225 Yen-denominated Futures June Futures	Short	06/2017	2	3	2	0
Platinum July Futures †	Long	07/2017	92	(202)	0	(15)
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling June Futures	Short	06/2017	218	3	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling June Futures	Long	06/2017	218	(12)	0	0
Russell 2000 Mini Index June Futures	Long	06/2017	78	79	12	(4)
S&P/Toronto Stock Exchange 60 June Futures	Long	06/2017	52	0	0	(56)
Silver July Futures †	Long	07/2017	5	33	1	0
Sugar No. 11 July Futures †	Long	06/2017	1	(2)	0	0
U.S. Treasury 2-Year Note June Futures	Short	06/2017	578	(97)	0	(45)
U.S. Treasury 5-Year Note June Futures	Short	06/2017	414	(128)	0	(68)
U.S. Treasury 10-Year Note June Futures	Long	06/2017	426	118	93	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	265	(438)	0	(86)
United Kingdom Long Gilt June Futures	Short	06/2017	59	(193)	4	(29)
Wheat July Futures †	Short	07/2017	94	66	0	(23)
WTI Crude August Futures †	Short	07/2017	8	(16)	0	(3)
WTI Crude December Futures †	Long	12/2018	105	(301)	33	0
Zinc July Futures †	Long	07/2017	22	(27)	0	0

Total Futures Contracts				$414	$619	$(1,520)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Altria Group, Inc.	1.000%	06/20/2021	0.234%	$900	$(28)	$(2)	$0	$0
Boston Scientific Corp.	1.000	06/20/2020	0.192	1,200	(31)	0	0	0
Cigna Corp.	1.000	03/20/2021	0.285	200	(6)	0	0	0
Kraft Heinz Foods Co.	1.000	09/20/2020	0.343	700	(16)	1	1	0

					$(81)	$(1)	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-28 5-Year Index	5.000%	06/20/2022	$	34,630	$(2,578)	$(228)	$5	$(27)
iTraxx Europe Main 26 5-Year Index	1.000	12/20/2021	EUR	11,900	(204)	(52)	0	(7)
iTraxx Europe Main 27 5-Year Index	1.000	06/20/2022		35,100	(521)	(57)	0	(21)

					$(3,303)	$(337)	$5	$(55)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	103

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	02/23/2018	$	75,500	$52	$12	$0	$0
Receive(5)	3-Month USD-LIBOR	0.996	04/05/2018		500	2	2	0	0
Pay(5)	3-Month USD-LIBOR	1.250	06/21/2019		43,100	(401)	(11)	15	0
Receive	3-Month USD-LIBOR	2.000	12/16/2020		22,500	(187)	815	0	(16)
Receive(5)	3-Month USD-LIBOR	1.250	06/21/2022		36,700	1,544	(101)	0	(35)
Pay(5)	3-Month USD-LIBOR	2.655	10/19/2023		22,000	228	229	24	0
Pay(5)	3-Month USD-LIBOR	2.678	10/25/2023		19,000	215	215	21	0
Pay(5)	3-Month USD-LIBOR	2.670	11/19/2023		9,000	93	93	10	0
Pay(5)	3-Month USD-LIBOR	2.681	12/12/2023		9,000	94	94	10	0
Pay(5)	3-Month USD-LIBOR	2.500	12/19/2023		30,600	57	24	25	0
Receive(5)	3-Month USD-LIBOR	2.500	02/22/2026		43,010	406	543	0	(43)
Receive(5)	3-Month USD-LIBOR	2.400	03/16/2026		36,200	508	644	0	(36)
Receive(5)	3-Month USD-LIBOR	1.850	07/27/2026		6,800	267	278	0	(6)
Pay(5)	3-Month USD-LIBOR	1.950	11/08/2026		10,400	(371)	(340)	9	0
Receive	3-Month USD-LIBOR	1.750	12/21/2026		3,790	193	(21)	0	(6)
Receive(5)	3-Month USD-LIBOR	1.500	06/21/2027		17,700	(1,530)	(1)	30	0
Receive(5)	3-Month USD-LIBOR	2.765	07/18/2028		31,400	(394)	(505)	0	(51)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		2,500	(226)	(22)	4	0
Receive(5)	3-Month USD-LIBOR	2.948	10/19/2048		6,000	(207)	(207)	0	(9)
Receive(5)	3-Month USD-LIBOR	2.969	10/25/2048		3,000	(117)	(117)	0	(5)
Receive(5)	3-Month USD-LIBOR	2.951	11/19/2048		2,000	(69)	(69)	0	(3)
Receive(5)	3-Month USD-LIBOR	2.953	12/12/2048		2,000	(69)	(69)	0	(3)
Receive(5)	3-Month USD-LIBOR	2.750	12/19/2048		6,700	54	(27)	0	(27)
Pay(5)	6-Month GBP-LIBOR	0.750	09/20/2019	GBP	56,700	(81)	71	0	(46)
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027		17,300	(547)	(344)	0	(92)
Receive	6-Month GBP-LIBOR	2.175	03/16/2046		3,510	(842)	(283)	0	(46)
Receive(5)	6-Month GBP-LIBOR	1.750	03/21/2048		2,750	(282)	(130)	0	(35)
Receive	6-Month JPY-LIBOR	0.250	09/18/2020	JPY	40,000	(2)	4	0	0
Receive	6-Month JPY-LIBOR	1.000	09/18/2023		1,080,000	540	153	0	(4)
Pay	6-Month JPY-LIBOR	1.000	03/20/2024		1,220,000	646	175	0	(6)
Pay	6-Month JPY-LIBOR	0.300	03/18/2026		210,000	12	(39)	0	(2)
Pay	6-Month JPY-LIBOR	1.500	12/20/2044		513,000	824	711	0	(17)
Pay	28-Day MXN-TIIE	7.030	11/10/2021	MXN	94,200	(31)	(23)	9	0
Pay	28-Day MXN-TIIE	7.350	11/17/2021		18,300	7	7	2	0
Pay	CPTFEMU	0.580	10/15/2017	EUR	12,000	38	78	19	0
Pay	CPTFEMU	0.830	05/15/2018		7,000	(81)	(51)	0	(1)
Pay	CPTFEMU	0.625	09/15/2018		4,800	20	33	0	0
Pay	CPTFEMU	0.650	10/15/2018		3,700	16	25	0	0
Pay	CPTFEMU	0.883	11/15/2018		3,500	22	22	0	0
Pay	CPTFEMU	0.875	05/15/2021		5,300	104	69	0	(6)
Pay	CPTFEMU	1.100	08/15/2026		1,700	(46)	34	8	0
Pay	CPTFEMU	1.385	12/15/2026		6,600	22	29	31	0
Pay	CPURNSA	2.027	11/23/2020	$	5,100	47	47	25	0
Pay	CPURNSA	2.021	11/25/2020		4,900	45	45	24	0
Pay	CPURNSA	1.550	07/26/2021		1,900	64	(1)	0	0
Pay	CPURNSA	1.603	09/12/2021		1,390	41	0	0	0
Pay	CPURNSA	1.730	07/26/2026		1,900	(101)	1	1	0
Pay	CPURNSA	1.801	09/12/2026		1,390	(64)	1	1	0
Pay	CPURNSA	1.780	09/15/2026		6,700	(323)	3	3	0
Pay	FRCPXTOB	0.890	11/15/2018	EUR	1,200	4	3	0	0
Pay	UKRPI	3.400	06/15/2030	GBP	28,700	302	292	0	(74)
Pay	UKRPI	3.530	10/15/2031		1,300	6	(16)	0	(16)
Pay	UKRPI	3.585	10/15/2046		1,700	(140)	(11)	32	0
Pay	UKRPI	3.428	03/15/2047		300	10	10	10	0

						$372	$2,374	$313	$(585)

Total Swap Agreements						$(3,012)	$2,036	$319	$(640)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(i)	Securities with an aggregate market value of $3,916 and cash of $1 have been pledged as collateral as of March 31, 2017 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(j)	Securities with an aggregate market value of $17,832 and cash of $3,775 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017.

104	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability(6)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO Global Multi-Asset Fund(7)	$3,163	$538	$319	$4,020	$(2,785)	$(1,409)	$(651)	$(4,845)
PIMCO Cayman Commodity Fund II, Ltd. (Subsidiary)(7)	0	81	0	81	(185)	(111)	0	(296)

Total Exchange-Traded or Centrally Cleared	$3,163	$619	$319	$4,101	$(2,970)	$(1,520)	$(651)	$(5,141)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin liability of $(11) for closed swap agreements is outstanding at period end.
(7)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	BRL	7,328		$2,313	$0	$(28)
	04/2017	DKK	5,557		829	33	0
	04/2017	ILS	4,088		1,092	0	(36)
	04/2017	JPY	2,475,771		22,264	26	0
	04/2017		$2,332	BRL	7,328	9	0
	04/2017		1	DKK	6	0	0
	04/2017		23,637	EUR	22,284	135	0
	05/2017	CNH	51,616		$7,457	0	(27)
	05/2017	JPY	80,000		710	0	(10)
	05/2017	MXN	4,698		231	0	(18)
	05/2017		$22,287	JPY	2,475,771	0	(27)
	05/2017		2,691	RUB	158,982	101	0
	07/2017		320	DKK	2,185	0	(6)
	08/2017	MXN	6,280		$315	0	(14)
BPS	04/2017	BRL	13,819		4,133	0	(281)
	04/2017	COP	4,282,363		1,461	0	(26)
	04/2017	EUR	15,377		16,584	180	0
	04/2017		$4,223	BRL	13,819	191	0
	04/2017		491	HUF	139,517	0	(9)
	04/2017		2,681	MXN	53,046	147	0
	05/2017		16,605	EUR	15,377	0	(180)
	05/2017		2,682	SEK	23,923	0	(8)
	06/2017		289	PHP	14,667	2	0
	08/2017	MXN	6,056		$303	0	(14)
	10/2017	BRL	16,000		4,667	0	(246)
	01/2018		3,050		845	0	(77)
	01/2018	DKK	6,100		894	6	0
	03/2018	MXN	20,580		984	0	(63)
	03/2018		$1,037	MXN	20,580	9	0
BRC	04/2017	AUD	7,140		$5,460	5	0
	05/2017		$5,458	AUD	7,140	0	(5)
	07/2017	DKK	1,919		$293	16	0
CBK	04/2017	CZK	12,155		487	5	0
	04/2017	EUR	3,898		4,150	0	(8)
	04/2017	JPY	1,020,000		8,787	0	(376)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	105

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2017		$7,574	CHF	7,604	$17	$0
	04/2017		486	HUF	139,394	0	(4)
	04/2017		971	TRY	3,539	0	(1)
	05/2017		280	RUB	16,847	16	0
DUB	04/2017		1,034	ILS	3,902	43	0
	04/2017		2,209	RUB	132,021	128	0
	05/2017		5,697	CNH	39,725	63	0
	05/2017		844	CNY	5,888	8	0
	01/2018	BRL	3,500		$970	0	(88)
GLM	04/2017	COP	1,424,110		486	0	(8)
	04/2017	CZK	12,173		487	5	0
	04/2017	EUR	3,560		3,752	0	(46)
	04/2017	KRW	544,800		487	0	(1)
	04/2017	MXN	64,421		3,105	0	(329)
	04/2017	TWD	14,813		487	0	(1)
	04/2017		$10,674	CAD	13,978	0	(163)
	04/2017		585	EUR	551	2	0
	04/2017		16,700	GBP	13,440	139	0
	04/2017		486	TRY	1,778	0	0
	04/2017		487	ZAR	6,102	0	(33)
	05/2017	GBP	13,440		$16,712	0	(138)
	05/2017	ZAR	13,370		971	0	(20)
	08/2017	MXN	1,020		51	0	(2)
	01/2018		3,164		155	0	(8)
HUS	04/2017		$5,424	INR	372,565	319	0
	04/2017		24,702	JPY	2,773,871	214	0
	04/2017		487	THB	16,831	3	0
	04/2017		487	TRY	1,777	0	0
	06/2017	COP	1,934,121		$636	0	(30)
	10/2017	DKK	24,367		3,729	202	0
IND	04/2017	BRL	8,400		2,405	0	(278)
	04/2017		$2,651	BRL	8,400	32	0
	04/2017		794	NOK	6,650	0	(20)
JPM	04/2017	BRL	36,700		$10,565	0	(1,158)
	04/2017	GBP	3,518		4,291	0	(116)
	04/2017	INR	209,530		3,196	0	(34)
	04/2017	KRW	1,630,456		1,461	2	(1)
	04/2017	NZD	715		508	7	0
	04/2017	RUB	27,983		488	0	(7)
	04/2017		$11,355	BRL	36,700	368	0
	04/2017		464	CHF	468	3	0
	04/2017		5,073	GBP	4,138	111	0
	04/2017		974	INR	63,801	9	0
	04/2017		1,269	MXN	24,508	38	0
	04/2017		2,649	SEK	23,923	21	0
	05/2017	CNH	197,144		$28,468	0	(117)
	05/2017	JPY	570,000		5,060	0	(66)
	06/2017	THB	7,261		207	0	(4)
	06/2017	TWD	8,728		283	0	(6)
	10/2017	BRL	21,800		6,412	0	(283)
	10/2017	DKK	2,090		320	18	0
	01/2018	BRL	5,850		1,617	0	(151)
MSB	04/2017	GBP	14,060		17,633	17	0
	06/2017		$1,257	SGD	1,769	9	0
NAB	04/2017	CAD	13,978		$10,441	0	(70)
	05/2017		$10,446	CAD	13,978	70	0
NGF	06/2017	MXN	1,590		$79	0	(6)
	07/2017		1,590		78	0	(6)
	08/2017		2,380		116	0	(8)
	11/2017		6,310		306	0	(19)
	01/2018	BRL	43,500		12,204	0	(941)
RBC	04/2017	CHF	8,072		8,126	68	0
	04/2017	DKK	3,995		582	9	0
	05/2017		$8,139	CHF	8,072	0	(68)
SCX	04/2017	BRL	34,288		$10,951	23	(25)
	04/2017	JPY	298,100		2,612	0	(65)
	04/2017		$5,498	AUD	7,140	0	(43)
	04/2017		10,945	BRL	34,288	7	0

106	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2017		$8,862	BRL	27,836	$0	$(29)
SOG	04/2017		487	THB	16,828	3	0
	04/2017		487	ZAR	6,307	0	(18)
	05/2017		4,635	CNH	32,325	52	0
	06/2017	CLP	615,800		$923	0	(7)
	06/2017		$1,979	HKD	15,347	0	(1)
	08/2017	TRY	2,967		$775	0	(11)
UAG	04/2017	JPY	700,000		6,026	0	(263)
	04/2017		$2,141	EUR	1,993	0	(15)
	05/2017		261	CNY	1,818	2	0
	06/2017	IDR	2,190,767		$162	0	(2)
	06/2017	KRW	952,005		830	0	(23)

Total Forward Foreign Currency Contracts						$2,893	$(6,192)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
MYI	Put - OTC S&P 500 U&I @ 2,065.160	10Y USISDA 1.865	07/20/2017	26,690	$684	$203

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150%	06/15/2018	$5,000	$501	$105
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018	5,000	501	759
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	124,100	4,913	892
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018	3,400	340	72
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018	3,400	340	516

							$ 6,595	$2,344

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor (1)	1.600%	3-Month USD-LIBOR	12/06/2019	$64,400	$901	$199
NGF	Call - OTC 2-Year Interest Rate Floor (1)	1.600	3-Month USD-LIBOR	12/06/2019	64,800	901	201

						$1,802	$400

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC EURO STOXX 50	3,156.850	12/15/2017	EUR	7	$356	$197

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047	$76.000	04/05/2017	$ 17,000	$1	$0

Total Purchased Options					$9,438	$3,144

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC iTraxx Europe 26 5-Year	Buy	0.675%	06/21/2017	EUR	5,800	$(8)	$(12)
	Put - OTC iTraxx Europe 26 5-Year	Sell	1.000	06/21/2017		5,800	(8)	(3)

							$(16)	$(15)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	107

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC GBP versus USD	$ 1.268	05/18/2017	GBP	10,028	$(71)	$(93)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$	12,000	$(106)	$0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	6,400	(291)	(72)
JPM	Cap - OTC YOY CPURNSA	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020	$	8,600	(23)	49
	Floor - OTC YOY CPURNSA	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020		8,600	(23)	49
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		11,700	(132)	(48)
	Floor - OTC YOY CPURNSA	238.643	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		5,200	(96)	(28)

							$(671)	$(50)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.455%	05/18/2017	$ 54,900	$(793)	$(462)
RYL	Call - OTC 5-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Receive	1.800	11/07/2017	13,000	(113)	(10)
	Put - OTC 5-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	2.600	11/07/2017	13,000	(113)	(220)

							$(1,019)	$(692)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor(1)	0.943%	3-Month USD-LIBOR	12/06/2019	$128,800	$(902)	$(72)
NGF	Call - OTC 2-Year Interest Rate Floor(1)	0.943	3-Month USD-LIBOR	12/06/2019	129,600	(901)	(73)

						$(1,803)	$(145)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC MSCI Emerging Markets	890.000	04/21/2017	$ 6	$(54)	$(6)
MYI	Call - OTC MSCI Emerging Markets	1,005.000	04/21/2017	6	(27)	(4)

					$(81)	$(10)

Total Written Options					$(3,661)	$(1,005)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		2,652		14,060		(6,921)		(6,596)		(444)		2,751
Notional Amount in $	$	484,801	$	865,158	$	(460,117)	$	(340,786)	$	(163,644)	$	385,412
Notional Amount in AUD	AUD	0	AUD	3,540	AUD	(3,540)	AUD	0	AUD	0	AUD	0
Notional Amount in BRL	BRL	0	BRL	2	BRL	0	BRL	(2)	BRL	0	BRL	0
Notional Amount in EUR	EUR	32,805	EUR	174,860	EUR	(56,557)	EUR	(102,248)	EUR	(30,860)	EUR	18,000
Notional Amount in GBP	GBP	0	GBP	51,184	GBP	0	GBP	(41,156)	GBP	0	GBP	10,028
Notional Amount in HKD	HKD	0	HKD	10	HKD	0	HKD	(10)	HKD	0	HKD	0
Notional Amount in JPY	JPY	0	JPY	23,174	JPY	(11,608)	JPY	(11,566)	JPY	0	JPY	0
Premiums	$	(5,764)	$	(19,985)	$	9,974	$	7,407	$	843	$	(7,525)

108	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Pay	EURMARGIN 2Q17 †	$8.050	06/30/2017	8,400	$(1)	$1	$0	$0
	Pay	EURMARGIN 3Q17 †	7.180	09/30/2017	9,000	(3)	4	1	0
	Receive	EURMARGIN 4Q17 †	4.090	12/31/2017	1,200	0	2	2	0
	Receive	PLATGOLD N7 †	238.250	07/07/2017	2,100	7	(135)	0	(128)
GST	Receive	PLATGOLD N7 †	232.800	07/05/2017	900	0	(60)	0	(60)
JPM	Pay	EURMARGIN 2Q17 †	8.010	06/30/2017	7,800	(2)	2	0	0
	Pay	EURMARGIN 3Q17 †	7.270	09/30/2017	5,301	0	0	0	0
	Receive	EURMARGIN CAL17 †	5.850	12/31/2017	54,000	0	65	65	0
MAC	Receive	EURMARGIN 4Q17 †	4.000	12/31/2017	1,800	1	2	3	0
MYC	Pay	EURMARGIN 3Q17 †	7.530	09/30/2017	1,599	0	0	0	0
	Receive	EURMARGIN 4Q17 †	4.740	12/31/2017	10,800	0	9	9	0
	Receive	EURMARGIN 4Q17 †	4.850	12/31/2017	10,800	0	8	8	0
SOG	Pay	EURMARGIN 2Q17 †	7.950	06/30/2017	1,800	0	0	0	0
	Pay	EURMARGIN 3Q17 †	7.150	09/30/2017	1,800	0	0	0	0

						$2	$(102)	$88	$(188)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2017(5)	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
MYC	Pioneer Natural Resources Co.	(1.000)%	06/20/2018	0.140%	$ 400	$8	$(12)	$0	$(4)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(5)		Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Deutsche Bank AG	1.000%	12/20/2017	0.355%	EUR	200	$(4)	$5	$1	$0
BPS	Barclays Bank PLC	1.000	06/20/2017	0.262		1,300	0	3	3	0
	Deutsche Bank AG	1.000	12/20/2017	0.355		1,200	(23)	30	7	0
BRC	Colombia Government International Bond	1.000	06/20/2021	1.009	$	200	(6)	6	0	0
CBK	Brazil Government International Bond	1.000	06/20/2021	1.800		200	(17)	11	0	(6)
	California State General Obligation Bonds, Series 2003	1.000	12/20/2017	0.092		20,500	(381)	524	143	0
	Deutsche Bank AG	1.000	12/20/2017	0.355	EUR	300	(4)	6	2	0
	Mexico Government International Bond	1.000	06/20/2021	0.989	$	200	(5)	5	0	0
	Russia Government International Bond	1.000	12/20/2021	1.494		1,300	(41)	13	0	(28)
DUB	Brazil Government International Bond	1.000	06/20/2021	1.800		300	(26)	17	0	(9)
	Brazil Government International Bond	1.000	12/20/2021	2.050		11,000	(918)	415	0	(503)
	Mexico Government International Bond	1.000	06/20/2021	0.989		1,600	(40)	41	1	0
HUS	Brazil Government International Bond	1.000	06/20/2021	1.800		2,100	(146)	80	0	(66)
	Colombia Government International Bond	1.000	06/20/2021	1.009		200	(6)	6	0	0
	Mexico Government International Bond	1.000	06/20/2021	0.989		300	(8)	8	0	0
JPM	Brazil Government International Bond	1.000	06/20/2021	1.800		100	(7)	4	0	(3)
	Brazil Government International Bond	1.000	12/20/2021	2.050		1,200	(93)	38	0	(55)
	Deutsche Bank AG	1.000	12/20/2017	0.355	EUR	300	(5)	7	2	0
	Deutsche Bank AG	1.000	12/20/2021	2.289		400	(83)	58	0	(25)
NGF	Russia Government International Bond	1.000	06/20/2021	1.292	$	500	(31)	25	0	(6)

							$(1,844)	$ 1,302	$159	$ (701)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	109

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(4)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
							Asset	Liability
DUB	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	$1,594	$ (34)	$33	$0	$(1)
GST	CMBX.NA.AAA.7 Index	0.500	01/17/2047	600	(19)	16	0	(3)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	8,800	(423)	304	0	(119)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	8,400	(534)	354	0	(180)
MEI	CMBX.NA.AAA.8 Index	0.500	10/17/2057	11,900	(618)	458	0	(160)

					$ (1,628)	$1,165	$0	$(463)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.565%	06/07/2018	$	1,100	$0	$7	$7	$0
	Receive	UKRPI	3.350	08/15/2030	GBP	2,300	(8)	(11)	0	(19)
BPS	Pay	CPTFEMU	0.550	10/15/2017	EUR	1,500	0	6	6	0
CBK	Receive	CPTFEMU	1.178	05/15/2026		1,300	0	(27)	0	(27)
MYC	Receive	CPURNSA	1.788	07/18/2026	$	300	0	(14)	0	(14)
	Receive	CPURNSA	1.810	07/19/2026		4,000	0	(183)	0	(183)
	Receive	CPURNSA	1.800	07/20/2026		2,300	0	(108)	0	(108)
	Receive	CPURNSA	1.805	09/20/2026		15,300	0	(707)	0	(707)
UAG	Receive	CPURNSA	2.063	05/12/2025		22,600	0	(155)	0	(155)

							$(8)	$(1,192)	$13	$(1,213)

TOTAL RETURN SWAPS ON COMMODITY, EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/Receive(8)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	SPGCINP Index†	11,127	(0.050)%	08/15/2017	$ 1,969	$0	$(23)	$0	$(23)
FBF	Receive	Swiss Market Index	820	3-Month USD-LIBOR plus a specified spread	06/16/2017	CHF 6,949	0	51	51	0
	Receive	EURO STOXX 50 Index	90,300	3-Month USD-LIBOR plus a specified spread	06/16/2017	EUR 10,846	0	401	401	0
	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	$ 9,335	0	(28)	0	(28)
GST	Receive	SPGCINP Index†	1,404	(0.050)%	08/15/2017	248	0	3	3	0
	Pay	SPGCINP Index†	5,926	(0.050)%	08/15/2017	1,049	0	(12)	0	(12)

							$0	$392	$455	$(63)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	SPGCCLP Index(9)	8.851%	06/16/2017	$ 1,456	$0	$43	$43	$0
	Receive	SPGCCLP Index(9)	9.303	06/16/2017	1,475	0	37	37	0
GST	Pay	GOLDLNPM Index(9)†	7.023	07/29/2020	6,604	0	240	240	0
	Pay	GOLDLNPM Index(9)†	7.840	09/09/2020	357	0	13	13	0
	Pay	SPGCCLP Index(9)	11.834	06/16/2017	1,475	0	0	0	0
	Pay	SPGCCLP Index(9)	12.076	06/16/2017	1,457	0	4	4	0
JPM	Pay	GOLDLNPM Index(9)†	9.000	07/24/2020	3,167	0	151	151	0
	Receive	GOLDLNPM Index(9)†	3.861	07/29/2020	5,929	0	(16)	0	(16)
	Receive	GOLDLNPM Index(9)†	3.976	07/29/2020	675	0	0	0	0

						$0	$472	$488	$(16)

Total Swap Agreements						$(3,470)	$2,025	$1,203	$(2,648)

110	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(l)	Securities with an aggregate market value of $5,295 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
PIMCO Global Multi-Asset Fund
BOA	$304	$0	$88	$392	$(166)	$0	$(19)	$(185)	$207	$(310)	$(103)
BPS	535	0	16	551	(904)	(93)	0	(997)	(446)	621	175
BRC	21	0	0	21	(5)	0	0	(5)	16	0	16
CBK	38	197	145	380	(389)	(15)	(61)	(465)	(85)	0	(85)
DUB	242	864	1	1,107	(88)	0	(513)	(601)	506	(574)	(68)
FAR	0	199	0	199	0	(72)	0	(72)	127	0	127
FBF	0	0	452	452	0	0	(28)	(28)	424	0	424
GLM	146	0	0	146	(749)	(534)	0	(1,283)	(1,137)	1,195	58
GST	0	0	4	4	0	0	(302)	(302)	(298)	343	45
HUS	738	0	0	738	(30)	0	(66)	(96)	642	(640)	2
IND	32	0	0	32	(298)	0	0	(298)	(266)	257	(9)
JPM	577	892	2	1,471	(1,943)	16	(83)	(2,010)	(539)	940	401
MEI	0	0	0	0	0	0	(160)	(160)	(160)	0	(160)
MSB	26	0	0	26	0	0	0	0	26	(100)	(74)
MYC	0	0	0	0	0	0	(1,016)	(1,016)	(1,016)	866	(150)
MYI	0	203	0	203	0	(4)	0	(4)	199	(210)	(11)
NAB	70	0	0	70	(70)	0	0	(70)	0	0	0
NGF	0	789	0	789	(980)	(73)	(6)	(1,059)	(270)	282	12
RBC	77	0	0	77	(68)	0	0	(68)	9	0	9
RYL	0	0	0	0	0	(230)	0	(230)	(230)	248	18
SCX	30	0	0	30	(162)	0	0	(162)	(132)	0	(132)
SOG	55	0	0	55	(37)	0	0	(37)	18	0	18
UAG	2	0	0	2	(303)	0	(155)	(458)	(456)	287	(169)
PIMCO Cayman Commodity Fund II, Ltd. (Subsidiary)
BPS	0	0	3	3	0	0	(151)	(151)	(148)	0	(148)
GST	0	0	256	256	0	0	(72)	(72)	184	(260)	(76)
JPM	0	0	216	216	0	0	(16)	(16)	200	(530)	(330)
MAC	0	0	3	3	0	0	0	0	3	0	3
MYC	0	0	17	17	0	0	0	0	17	(42)	(25)

Total Over the Counter	$2,893	$3,144	$1,203	$7,240	$(6,192)	$(1,005)	$(2,648)	$(9,845)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)	YOY options may have a series of expirations.
(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(9)	Variance Swap
(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	111

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$1,446	$0	$1,691	$0	$26	$3,163
Futures	81	0	342	0	196	619
Swap Agreements	0	6	0	0	313	319

	$1,527	$6	$2,033	$0	$535	$4,101

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,893	$0	$2,893
Purchased Options	0	0	400	0	2,744	3,144
Swap Agreements	579	159	452	0	13	1,203

	$579	$159	$852	$2,893	$2,757	$7,240

	$2,106	$165	$2,885	$2,893	$3,292	$11,341

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$1,586	$0	$1,011	$0	$373	$2,970
Futures	111	0	1,170	0	239	1,520
Swap Agreements	0	66	0	0	585	651

	$1,697	$66	$2,181	$0	$1,197	$5,141

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,192	$0	$6,192
Written Options	0	15	10	93	887	1,005
Swap Agreements	239	1,168	0	0	1,241	2,648

	$239	$1,183	$10	$6,285	$2,128	$9,845

	$1,936	$1,249	$2,191	$6,285	$3,325	$14,986

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(759)	$0	$(24)	$(783)
Written Options	210	0	3,417	0	180	3,807
Futures	679	0	38,209	0	(1,821)	37,067
Swap Agreements	0	(3,839)	0	0	(710)	(4,549)

	$889	$(3,839)	$40,867	$0	$(2,375)	$35,542

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,265	$0	$6,265
Purchased Options	0	0	(2,251)	(256)	(13,574)	(16,081)
Written Options	39	269	1,969	1,020	(402)	2,895
Swap Agreements	999	836	2,621	(1)	(1,981)	2,474

	$1,038	$1,105	$2,339	$7,028	$(15,957)	$(4,447)

	$1,927	$(2,734)	$43,206	$7,028	$(18,332)	$31,095

112	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$41	$0	$(24)	$0	$(122)	$(105)
Written Options	(17)	0	809	0	174	966
Futures	(1,196)	0	(136)	0	(320)	(1,652)
Swap Agreements	0	(394)	0	0	4,606	4,212

	$(1,172)	$(394)	$649	$0	$4,338	$3,421

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,792)	$0	$(3,792)
Purchased Options	0	0	1,215	239	14,573	16,027
Written Options	1	(30)	17	(45)	1,625	1,568
Swap Agreements	(219)	1,457	1	0	(3,747)	(2,508)

	$(218)	$1,427	$1,233	$(3,598)	$12,451	$11,295

	$(1,390)	$1,033	$1,882	$(3,598)	$16,789	$14,716

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$3,243	$0	$3,243
Corporate Bonds & Notes
Banking & Finance	0	39,528	0	39,528
Industrials	0	1,455	0	1,455
Utilities	0	2,912	0	2,912
U.S. Government Agencies	0	33,926	0	33,926
U.S. Treasury Obligations	0	220,958	0	220,958
Non-Agency Mortgage-Backed Securities	0	2,643	0	2,643
Asset-Backed Securities	0	12,713	0	12,713
Sovereign Issues	0	64,985	0	64,985
Common Stocks
Consumer Discretionary	4,058	0	0	4,058
Consumer Staples	3,345	0	0	3,345
Health Care	4,907	0	0	4,907
Industrials	1,887	0	0	1,887
Information Technology	5,147	0	0	5,147
Materials	5,209	0	0	5,209
Exchange-Traded Funds	41,756	0	0	41,756
Short-Term Instruments
Certificates of Deposit	0	5,916	0	5,916
Repurchase Agreements	0	54,189	0	54,189
Argentina Treasury Bills	0	5,629	0	5,629
Japan Treasury Bills	0	21,290	0	21,290
Mexico Treasury Bills	0	1,717	0	1,717

	$66,309	$471,104	$0	$537,413

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Mutual Funds	$107,762	$0	$0	$107,762
Exchange-Traded Funds	17,918	0	0	17,918
Short-Term Instruments
Central Funds Used for Cash Management Purposes	3,118	0	0	3,118

	$128,798	$0	$0	$128,798

Total Investments	$195,107	$471,104	$0	$666,211

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,098)	$0	$(2,098)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,089	2,012	0	4,101
Over the counter	0	6,840	400	7,240

	$2,089	$8,852	$400	$11,341

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,106)	(2,024)	0	(5,130)
Over the counter	0	(9,845)	0	(9,845)

	$(3,106)	$(11,869)	$0	$(14,975)

Total Financial Derivative Instruments	$(1,017)	$(3,017)	$400	$(3,634)

Totals	$194,090	$465,989	$400	$660,479

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	113

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the PIMCO Multi-Strategy Alternative Fund. Certain Funds may invest substantially all of their assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds (“Underlying PIMCO Funds”). Each of the PIMCO Global Multi-Asset Funds, PIMCO REALPATH® Funds and PIMCO Multi-Strategy Alternative Fund is further permitted to invest in the Underlying PIMCO Funds and other affiliated funds, including funds of the PIMCO ETF Trust, an affiliated investment company and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

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March 31, 2017

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO Multi-Strategy Alternative Fund	Quarterly	Quarterly
PIMCO REALPATH® 2020 Fund	Quarterly	Quarterly
PIMCO REALPATH® 2025 Fund	Quarterly	Quarterly
PIMCO REALPATH® 2030 Fund	Quarterly	Quarterly
PIMCO REALPATH® 2035 Fund	Quarterly	Quarterly
PIMCO REALPATH® 2040 Fund	Quarterly	Quarterly
PIMCO REALPATH® 2045 Fund	Quarterly	Quarterly
PIMCO REALPATH® 2050 Fund	Quarterly	Quarterly
PIMCO REALPATH® 2055 Fund	Quarterly	Quarterly
PIMCO REALPATH® Income Fund	Quarterly	Quarterly
PIMCO Global Multi-Asset Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statements of Cash Flows, as applicable, has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

ANNUAL REPORT	MARCH 31, 2017	115

Notes to Financial Statements (Cont.)

(f) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under ASC 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the

116	PIMCO ASSET ALLOCATION FUNDS

March 31, 2017

settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

ANNUAL REPORT	MARCH 31, 2017	117

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

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Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO Global Multi-Asset Fund and the PIMCO REALPATH® Funds may invest in some or all of the Underlying PIMCO Funds. The PIMCO Multi-Strategy Alternative Fund may invest in some or all of the Underlying PIMCO Funds or shares of any funds of PIMCO ETF Trust. Each of the PIMCO Global Multi-Asset Fund, PIMCO REALPATH® Funds, and PIMCO Multi-Strategy Alternative Fund is further permitted to invest in the Acquired Funds. Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to PIMCO. The Central Fund is considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2017 (amounts in thousands†):

PIMCO Multi-Strategy Alternative Fund
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Credit Absolute Return Fund	$5,651	$45,088	$(23,647)	$25	$995	$28,112	$667	$0
PIMCO EqS® Long/Short Fund	5,138	6,275	(1,191)	(17)	224	10,429	402	22
PIMCO Mortgage Opportunities Fund	16,980	35,079	(30,273)	(16)	71	21,841	921	0
PIMCO RAE Worldwide Long/Short PLUS Fund	5,217	6,038	(2,425)	(30)	497	9,297	289	0

ANNUAL REPORT	MARCH 31, 2017	119

Notes to Financial Statements (Cont.)

PIMCO Multi-Strategy Alternative Fund (Cont.)
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Short-Term Floating NAV Portfolio III	$9,542	$41,332	$(36,300)	$4	$3	$14,581	$132	$0
PIMCO TRENDS Managed Futures Strategy Fund	6,213	5,427	(849)	(47)	(307)	10,437	0	0
PIMCO Unconstrained Bond Fund	513	2,802	(2,365)	3	67	1,020	18	0
Totals	$49,254	$142,041	$(97,050)	$(78)	$1,550	$95,717	$2,429	$22

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

PIMCO REALPATH® 2020 Fund
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommodityRealReturn Strategy Fund®	$1,122	$79	$(544)	$(2)	$97	$752	$14	$0
PIMCO Emerging Local Bond Fund	0	841	0	0	0	841	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	1,240	850	(416)	(8)	44	1,710	15	0
PIMCO High Yield Fund	4,226	249	(2,997)	(178)	396	1,696	182	0
PIMCO Income Fund	6,789	1,070	(3,626)	47	170	4,450	300	0
PIMCO Long Duration Total Return Fund	2,674	234	(1,603)	(89)	17	1,233	114	64
PIMCO Long-Term Credit Fund	2,637	157	(1,633)	48	25	1,234	114	0
PIMCO Real Return Asset Fund	5,295	333	(3,153)	1	84	2,560	81	0
PIMCO Real Return Fund	5,627	453	(3,359)	(112)	182	2,791	61	0
PIMCO RealEstateRealReturn Strategy Fund	1,593	170	(725)	54	(14)	1,078	13	0
PIMCO Short-Term Floating NAV Portfolio III	6,445	34,164	(33,500)	6	(2)	7,113	64	0
PIMCO StocksPLUS® Fund	11,549	6,366	(10,017)	791	564	9,253	74	0
PIMCO Total Return Fund	2,618	1,097	(958)	(44)	43	2,756	64	0
Totals	$51,815	$46,063	$(62,531)	$514	$1,606	$37,467	$1,096	$64

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

PIMCO REALPATH® 2025 Fund
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommodityRealReturn Strategy Fund®	$1,016	$116	$(466)	$1	$80	$747	$13	$0
PIMCO Emerging Local Bond Fund	0	769	0	0	0	769	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	613	443	(212)	6	12	862	7	0
PIMCO High Yield Fund	3,836	342	(2,824)	(236)	434	1,552	163	0
PIMCO Income Fund	4,777	696	(2,100)	21	131	3,525	208	0
PIMCO Long Duration Total Return Fund	2,574	351	(1,406)	(64)	(2)	1,453	110	61
PIMCO Long-Term Credit Fund	2,541	267	(1,427)	44	29	1,454	109	0
PIMCO Real Return Asset Fund	5,101	577	(2,843)	7	85	2,927	80	0
PIMCO Real Return Fund	3,059	686	(2,376)	(123)	165	1,411	36	0
PIMCO RealEstateRealReturn Strategy Fund	1,959	113	(816)	64	(11)	1,309	16	0
PIMCO Short-Term Floating NAV Portfolio III	6,638	30,071	(27,800)	6	(2)	8,913	72	0
PIMCO StocksPLUS® Fund	12,287	5,224	(7,972)	569	913	11,021	89	0
PIMCO Total Return Fund	986	1,303	(316)	5	(5)	1,973	24	0
Totals	$45,387	$40,958	$(50,558)	$300	$1,829	$37,916	$927	$61

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

120	PIMCO ASSET ALLOCATION FUNDS

March 31, 2017

PIMCO REALPATH® 2030 Fund
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommodityRealReturn Strategy Fund®	$1,375	$120	$(686)	$3	$117	$929	$18	$0
PIMCO Emerging Local Bond Fund	0	957	0	0	0	957	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	690	58	(223)	1	20	546	8	0
PIMCO High Yield Fund	5,191	220	(3,756)	(326)	600	1,929	221	0
PIMCO Income Fund	5,912	450	(2,769)	43	144	3,780	257	0
PIMCO Long Duration Total Return Fund	2,657	439	(1,592)	(91)	33	1,446	114	61
PIMCO Long-Term Credit Fund	2,612	348	(1,596)	54	29	1,447	115	0
PIMCO Real Return Asset Fund	5,251	756	(3,202)	56	52	2,913	83	0
PIMCO Real Return Fund	1,794	343	(1,279)	51	(23)	886	21	0
PIMCO RealEstateRealReturn Strategy Fund	3,900	190	(2,394)	59	51	1,806	32	0
PIMCO Short-Term Floating NAV Portfolio III	10,769	35,687	(38,100)	10	(3)	8,363	88	0
PIMCO StocksPLUS® Fund	19,920	3,236	(9,842)	613	1,838	15,765	156	0
PIMCO Total Return Fund	767	1,327	(242)	4	(5)	1,851	19	0
Totals	$60,838	$44,131	$(65,681)	$477	$2,853	$42,618	$1,132	$61

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

PIMCO REALPATH® 2035 Fund
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommodityRealReturn Strategy Fund®	$1,046	$160	$(549)	$15	$75	$747	$13	$0
PIMCO Emerging Local Bond Fund	445	510	(238)	19	(13)	723	18	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	523	7	(221)	7	9	325	6	0
PIMCO High Yield Fund	3,523	400	(2,650)	(237)	422	1,458	150	0
PIMCO Income Fund	4,027	476	(2,113)	32	96	2,518	174	0
PIMCO Long Duration Total Return Fund	1,237	224	(614)	(10)	(12)	825	52	28
PIMCO Long-Term Credit Fund	1,203	173	(591)	25	16	826	54	0
PIMCO Real Return Asset Fund	1,589	452	(760)	42	(2)	1,321	27	0
PIMCO Real Return Fund	1,047	49	(587)	7	7	523	11	0
PIMCO RealEstateRealReturn Strategy Fund	4,015	447	(3,021)	94	39	1,574	33	0
PIMCO Short-Term Floating NAV Portfolio III	10,215	29,176	(31,200)	8	(4)	8,195	75	0
PIMCO StocksPLUS® Fund	16,931	2,852	(8,200)	485	1,638	13,706	131	0
PIMCO Total Return Fund	524	702	(166)	2	(2)	1,060	13	0
Totals	$46,325	$35,628	$(50,910)	$489	$2,269	$33,801	$757	$28

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

PIMCO REALPATH® 2040 Fund
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommodityRealReturn Strategy Fund®	$1,288	$128	$(618)	$(9)	$122	$911	$17	$0
PIMCO Emerging Local Bond Fund	1,179	52	(467)	43	(20)	787	52	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	644	7	(282)	9	13	391	8	0
PIMCO High Yield Fund	3,177	300	(2,000)	(200)	374	1,651	144	0
PIMCO Income Fund	3,800	432	(1,785)	29	98	2,574	174	0
PIMCO Long Duration Total Return Fund	1,071	157	(403)	(8)	(15)	802	46	24
PIMCO Long-Term Credit Fund	1,031	120	(383)	20	15	803	47	0
PIMCO Real Return Asset Fund	1,308	305	(462)	29	(6)	1,174	21	0
PIMCO Real Return Fund	1,288	15	(699)	10	8	622	15	0

ANNUAL REPORT	MARCH 31, 2017	121

Notes to Financial Statements (Cont.)

PIMCO REALPATH® 2040 Fund (Cont.)
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO RealEstateRealReturn Strategy Fund	$5,201	$445	$(3,663)	$115	$46	$2,144	$47	$0
PIMCO Short-Term Floating NAV Portfolio III	14,554	37,906	(40,600)	11	(5)	11,866	107	0
PIMCO StocksPLUS® Fund	22,264	3,276	(9,585)	587	2,277	18,819	184	0
PIMCO Total Return Fund	644	483	(205)	3	(3)	922	16	0
Totals	$57,449	$43,626	$(61,152)	$639	$2,904	$43,466	$878	$24

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

PIMCO REALPATH® 2045 Fund
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommodityRealReturn Strategy Fund®	$839	$152	$(116)	$(9)	$84	$950	$15	$0
PIMCO Emerging Local Bond Fund	849	116	(286)	16	9	704	51	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	419	7	(88)	3	11	352	6	0
PIMCO High Yield Fund	1,224	281	(173)	(15)	95	1,412	74	0
PIMCO Income Fund	1,636	380	(69)	0	70	2,017	99	0
PIMCO Long Duration Total Return Fund	655	124	(171)	(9)	(26)	573	38	23
PIMCO Long-Term Credit Fund	629	37	(104)	1	11	574	37	0
PIMCO Real Return Asset Fund	848	177	0	0	11	1,036	19	0
PIMCO Real Return Fund	839	58	(336)	3	7	571	13	0
PIMCO RealEstateRealReturn Strategy Fund	3,387	764	(1,990)	33	54	2,248	42	0
PIMCO Short-Term Floating NAV Portfolio III	9,934	18,598	(16,700)	7	(3)	11,836	98	0
PIMCO StocksPLUS® Fund	15,336	4,215	(2,424)	106	2,506	19,739	187	0
PIMCO Total Return Fund	419	155	0	0	(2)	572	13	0
Totals	$37,014	$25,064	$(22,457)	$136	$2,827	$42,584	$692	$23

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

PIMCO REALPATH® 2050 Fund
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommodityRealReturn Strategy Fund®	$1,698	$320	$(928)	$(39)	$181	$1,232	$22	$0
PIMCO Emerging Local Bond Fund	1,720	312	(1,192)	88	(34)	894	80	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	849	11	(441)	14	14	447	10	0
PIMCO High Yield Fund	2,137	515	(973)	(62)	175	1,792	94	0
PIMCO Income Fund	2,972	550	(1,252)	17	81	2,368	133	0
PIMCO Long Duration Total Return Fund	1,327	149	(814)	(12)	(7)	643	56	29
PIMCO Long-Term Credit Fund	1,274	57	(738)	38	12	643	57	0
PIMCO Real Return Asset Fund	1,029	586	(358)	28	(1)	1,284	18	0
PIMCO Real Return Fund	1,699	82	(1,066)	18	9	742	19	0
PIMCO RealEstateRealReturn Strategy Fund	6,859	1,356	(5,418)	218	80	3,095	61	0
PIMCO Short-Term Floating NAV Portfolio III	21,363	48,045	(53,500)	15	(10)	15,913	143	0
PIMCO StocksPLUS® Fund	32,075	6,530	(15,820)	912	3,342	27,039	257	0
PIMCO Total Return Fund	849	21	(265)	5	(4)	606	21	0
Totals	$75,851	$58,534	$(82,765)	$1,240	$3,838	$56,698	$971	$29

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

122	PIMCO ASSET ALLOCATION FUNDS

March 31, 2017

PIMCO REALPATH® 2055 Fund
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommodityRealReturn Strategy Fund®	$69	$28	$(5)	$(1)	$6	$97	$1	$0
PIMCO Emerging Local Bond Fund	69	29	(31)	1	2	70	5	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	34	15	(15)	0	1	35	1	0
PIMCO High Yield Fund	86	54	(5)	0	6	141	6	0
PIMCO Income Fund	120	65	(5)	0	6	186	8	0
PIMCO Long Duration Total Return Fund	54	24	(23)	(1)	(3)	51	3	2
PIMCO Long-Term Credit Fund	51	19	(20)	0	1	51	3	0
PIMCO Real Return Asset Fund	35	66	0	0	0	101	1	0
PIMCO Real Return Fund	68	26	(37)	0	1	58	1	0
PIMCO RealEstateRealReturn Strategy Fund	276	139	(178)	3	3	243	4	0
PIMCO Short-Term Floating NAV Portfolio III	665	1,407	(900)	1	0	1,173	8	0
PIMCO StocksPLUS® Fund	1,299	767	(185)	0	246	2,127	19	0
PIMCO Total Return Fund	34	15	0	0	0	49	1	0
Totals	$2,860	$2,654	$(1,404)	$3	$269	$4,382	$61	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

PIMCO REALPATH® Income Fund
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommodityRealReturn Strategy Fund®	$1,082	$91	$(520)	$(12)	$107	$748	$14	$0
PIMCO Emerging Local Bond Fund	0	953	0	0	0	953	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	1,629	1,212	(542)	(10)	58	2,347	19	0
PIMCO High Yield Fund	4,066	284	(2,646)	(43)	259	1,920	181	0
PIMCO Income Fund	8,925	903	(4,964)	88	197	5,149	402	0
PIMCO Long Duration Total Return Fund	1,929	245	(1,203)	(76)	18	913	86	48
PIMCO Long-Term Credit Fund	1,893	185	(1,214)	32	18	914	85	0
PIMCO Real Return Asset Fund	3,803	417	(2,247)	(3)	61	2,031	61	0
PIMCO Real Return Fund	5,430	372	(2,071)	(131)	194	3,794	61	0
PIMCO RealEstateRealReturn Strategy Fund	1,103	271	(440)	30	(5)	959	10	0
PIMCO Short-Term Floating NAV Portfolio III	7,354	35,261	(36,300)	5	(3)	6,317	60	0
PIMCO StocksPLUS® Fund	10,269	7,208	(10,469)	915	300	8,223	61	0
PIMCO Total Return Fund	4,904	368	(2,027)	(99)	84	3,230	119	0
Totals	$52,387	$47,770	$(64,643)	$696	$1,288	$37,498	$1,159	$48

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

PIMCO Global Multi-Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Capital Securities and Financials Fund	$5,269	$9,289	$(717)	$(28)	$377	$14,190	$443	$0
PIMCO Diversified Income Active Exchange-Traded Fund	6,131	0	0	0	430	6,561	273	0
PIMCO Emerging Markets Corporate Bond Fund	20	2	(23)	1	0	0	2	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	10,897	0	0	0	460	11,357	0	0
PIMCO Income Fund	145,490	5,592	(112,943)	(3,084)	6,297	41,352	5,592	0

ANNUAL REPORT	MARCH 31, 2017	123

Notes to Financial Statements (Cont.)

PIMCO Global Multi-Asset Fund (Cont.)
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Mortgage Opportunities Fund	$22,503	$1,202	$0	$0	$61	$23,766	$1,202	$0
PIMCO RAE Fundamental PLUS Fund	15,713	0	0	0	3,577	19,290	0	0
PIMCO Real Return Limited Duration Fund	0	2,006	0	0	6	2,012	0	0
PIMCO Short-Term Floating NAV Portfolio III	24,531	418,787	(440,200)	2	(2)	3,118	187	0
PIMCO StocksPLUS® Fund	69,045	0	(69,653)	(6,195)	6,803	0	0	0
PIMCO TRENDS Managed Futures Strategy Fund	7,511	0	0	0	(359)	7,152	0	0
Totals	$307,110	$436,878	$(623,536)	$(9,304)	$17,650	$128,798	$7,699	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Fund may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains (losses) with respect to the security

Exchange-Traded Funds  Certain Funds may invest in ETFs, which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, a Fund would bear a pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses a Fund bears directly in connection with its own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an

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equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2017, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie

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Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may

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result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of

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Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  Certain Funds may write or purchase a variety of options with non-standard payout structures or other features (“Barrier Options”). Barrier Options are generally traded OTC. Certain Funds may invest in various types of Barrier Options including down-and-in, down-and-out and up-and-in options. Down-and in and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date. Down-and-out options expire worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  Certain Funds may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Commodity Futures Contracts  Certain Funds may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Options on Exchange-Traded Funds  The Fund may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements.

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A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Straddle Options  Certain Funds may enter into differing forms of straddle options (“Straddle”). A Straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its

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obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Commodity Forward Swap Agreements  Certain Funds may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Certain Funds may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of

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period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  Certain Funds also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the

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payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Acquired Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Funds will be achieved. The NAV of each Fund will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Acquired Funds will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

Certain Funds’ investment performance depends upon how each Fund’s assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  A Fund’s (or Acquired Funds’) investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund (or Acquired Funds) will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund (or Acquired Funds) may lose money if these changes are not anticipated by the Fund’s (or Acquired Funds’) management. A Fund (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund (or Acquired Funds) to lose value. If a Fund (or Acquired Funds) lost enough value, the Fund (or Acquired Funds) could face increased shareholder redemptions, which could force the Fund (or Acquired Funds) to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund (or Acquired Funds). Also, a Fund (or Acquired Funds) may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund (or Acquired Funds) in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact a Fund’s (or Acquired

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Funds’) liquidity and net asset value. Such transactions may also increase a Fund’s (or Acquired Funds’) transaction costs or otherwise cause a Fund (or Acquired Funds) to perform differently than intended. Moreover, the Funds are subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If a Fund (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Acquired Funds), or, in the case of hedging positions, that the Fund’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the Fund’s (or Acquired Funds’) returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s (or Acquired Funds’) investments in commodity-linked financial derivative instruments may subject the Fund (or Acquired Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s (or Acquired Funds’) clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Fund (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Fund (or Acquired Funds). A Fund (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Acquired Funds) subsequently decreases, the Fund (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund (or Acquired Funds) may be subject to various netting arrangements (“Master Agreements”) with

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select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional

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provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). As the PIMCO REALPATH® Funds

approach their target dates and their portfolios become more conservative, the PIMCO REALPATH® Funds’ investment advisory contract provides that certain PIMCO REALPATH® Funds’ Investment Advisory Fee will periodically decrease over time according to set intervals. The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class		Class D		Class A	Class C		Class R
PIMCO Multi-Strategy Alternative Fund(1)	1.05%	0.10%	0.20%	N/A		0.25%		0.25%	0.25%		N/A
PIMCO REALPATH® 2020 Fund(1)	0.53%	0.05%	N/A	0.05%		0.30%	~	0.25%	0.30%	~	N/A
PIMCO REALPATH® 2025 Fund(1)	0.55%	0.05%	N/A	0.05%		0.30%	~	0.25%	0.30%	~	N/A
PIMCO REALPATH® 2030 Fund(1)	0.58%	0.05%	N/A	0.05%		0.30%	~	0.25%	0.30%	~	N/A
PIMCO REALPATH® 2035 Fund(1)	0.60%	0.05%	N/A	0.05%		0.30%	~	0.25%	0.30%	~	N/A
PIMCO REALPATH® 2040 Fund(1)	0.60%	0.05%	N/A	0.05%		0.30%	~	0.25%	0.30%	~	N/A
PIMCO REALPATH® 2045 Fund(1)	0.62%	0.05%	N/A	0.05%		0.30%	~	0.25%	0.30%	~	N/A
PIMCO REALPATH® 2050 Fund(1)	0.62%	0.05%	N/A	0.05%		0.30%	~	0.25%	0.30%	~	N/A
PIMCO REALPATH® 2055 Fund(1)	0.62%	0.05%	N/A	0.05%		0.30%	~	0.25%	0.30%	~	N/A
PIMCO REALPATH® Income Fund(1)	0.50%	0.05%	N/A	0.05%		0.30%	~	0.25%	0.30%	~	N/A
PIMCO Global Multi-Asset Fund(1)(2)	0.90%	0.05%	0.15%	0.05%	~	0.25%		0.25%	0.25%		0.25%

~	This share class was liquidated during the reporting period.
(1)

PIMCO has contractually agreed, through July 31, 2017, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds (as defined herein) indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds to the extent the Fund’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

(2)

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution,

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administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2017, the Distributor retained $7,047,450 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000, the valuation oversight committee lead receives an additional annual retainer of $11,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $5,750) and the governance committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the PIMCO Funds Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse the Funds, to the extent that the payment of each Fund’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed to PIMCO, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the Expense Limit.

136	PIMCO ASSET ALLOCATION FUNDS

March 31, 2017

The recoverable amounts to PIMCO at March 31, 2017, were as follows (amounts in thousands†):

Expiring within	12 months	13 - 24 months	25 - 36 months	Total
PIMCO Multi-Strategy Alternative Fund	$74	$1	$1	$76
PIMCO REALPATH® 2055 Fund	39	0	0	39

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class or Class M shares, as applicable, of these Underlying PIMCO Funds. The Underlying PIMCO Fund expenses incurred by a Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Fund’s assets.

PIMCO has contractually agreed, through July 31, 2017, to waive first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Funds in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Funds’ investments in Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended March 31, 2017, the Funds below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO Multi-Strategy Alternative Fund	$553
PIMCO REALPATH® 2020 Fund	177
PIMCO REALPATH® 2025 Fund	155
PIMCO REALPATH® 2030 Fund	208
PIMCO REALPATH® 2035 Fund	152
PIMCO REALPATH® 2040 Fund	191
PIMCO REALPATH® 2045 Fund	158
PIMCO REALPATH® 2050 Fund	244
PIMCO REALPATH® 2055 Fund	14
PIMCO REALPATH® Income Fund	175
PIMCO Global Multi-Asset Fund	1,013

PIMCO Cayman Commodity Fund II, Ltd. (the “GMA Subsidiary”), has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which the GMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the PIMCO Global Multi-Asset Fund (the “GMA Fund”) in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected in the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2017 the amount was $528,192. See Note 13, Basis for Consolidation in the Notes to Financial Statements for more information regarding the GMA Subsidiary.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2017, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Multi-Strategy Alternative Fund	$0	$200
PIMCO Global Multi-Asset Fund	4,473	11,963

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

ANNUAL REPORT	MARCH 31, 2017	137

Notes to Financial Statements (Cont.)

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2017, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
PIMCO Multi-Strategy Alternative Fund	$789	$789	$104,953	$64,478
PIMCO REALPATH® 2020 Fund	0	0	11,958	32,969
PIMCO REALPATH® 2025 Fund	0	0	11,025	27,325
PIMCO REALPATH® 2030 Fund	0	0	8,691	34,652
PIMCO REALPATH® 2035 Fund	0	0	6,650	25,618
PIMCO REALPATH® 2040 Fund	0	0	6,006	28,516
PIMCO REALPATH® 2045 Fund	0	0	6,787	11,499
PIMCO REALPATH® 2050 Fund	0	0	11,132	41,031
PIMCO REALPATH® 2055 Fund	0	0	1,271	976
PIMCO REALPATH® Income Fund	0	0	12,605	31,729
PIMCO Global Multi-Asset Fund	1,845,692	1,882,212	295,361	567,960

†	A zero balance may reflect actual amounts rounding to less than one thousand.

138	PIMCO ASSET ALLOCATION FUNDS

March 31, 2017

12. SHARES OF BENEFICIAL INTEREST

The Funds may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Multi-Strategy Alternative Fund				PIMCO REALPATH® 2020 Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017				Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares		Amount		Shares		Amount
Receipts for shares sold
Institutional Class	5,103	$50,751	8,054	$79,687	274		$2,175		422		$3,325
Class P	614	6,019	4	35	0		0		1	^^^	4	^^^
Administrative Class	0	0	0	0	377		3,028		1,222		9,973
Class D	258	2,537	114	1,098	6	^^	54	^^	13		97
Class A	63	624	110	1,093	351		2,780		223		1,786
Class C	22	219	63	607	21	^^	165	^^	135		1,056
Class R	0	0	0	0	0		0		20	^^^	158	^^^
Issued as reinvestment of distributions
Institutional Class	357	3,481	106	1,022	49		382		133		1,013
Class P	19	184	0	1	0		0		0	^^^	2	^^^
Administrative Class	0	0	0	0	42		331		174		1,363
Class D	8	79	1	14	1	^^	7	^^	13		98
Class A	4	37	1	6	19		146		42		317
Class C	2	20	0	4	1	^^	8	^^	14		103
Class R	0	0	0	0	0		0		4	^^^	32	^^^
Cost of shares redeemed
Institutional Class	(897)	(8,810)	(4,676)	(45,246)	(715)		(5,615)		(1,984)		(15,564)
Class P	(222)	(2,230)	0	0	0		0		(8	)^^^	(56	)^^^
Administrative Class	0	0	0	0	(1,882)		(15,079)		(5,206)		(42,222)
Class D	(66)	(654)	(5)	(50)	(245	)^^	(1,909	)^^	(182)		(1,392)
Class A	(45)	(448)	(357)	(3,471)	(332)		(2,601)		(367)		(2,796)
Class C	(37)	(361)	(7)	(72)	(409	)^^	(3,229	)^^	(181)		(1,416)
Class R	0	0	0	0	0		0		(209	)^^^	(1,574	)^^^
Net increase (decrease) resulting from Fund share transactions	5,183	$51,448	3,408	$34,728	(2,442)		$(19,357)		(5,721)		$(45,693)

ANNUAL REPORT	MARCH 31, 2017	139

Notes to Financial Statements (Cont.)

	PIMCO REALPATH® 2025 Fund								PIMCO REALPATH® 2030 Fund
	Year Ended 03/31/2017				Year Ended 03/31/2016				Year Ended 03/31/2017				Year Ended 03/31/2016
	Shares		Amount		Shares		Amount		Shares		Amount		Shares		Amount
Receipts for shares sold
Institutional Class	307		$2,931		224		$2,099		541		$4,089		886		$6,644
Class P	0		0		0	^^^	0	^^^	0		0		0	^^^	0	^^^
Administrative Class	431		4,102		1,291		12,322		552		4,146		1,550		11,643
Class D	15	^^	139	^^	9		88		7	^^	60	^^	11		73
Class A	67		638		61		588		87		661		136		1,024
Class C	9	^^	80	^^	13		118		47	^^	354	^^	136		1,007
Class R	0		0		5	^^^	50	^^^	0		0		25	^^^	193	^^^
Issued as reinvestment of distributions
Institutional Class	49		459		67		622		113		842		170		1,242
Class P	0		0		0	^^^	0	^^^	0		0		0	^^^	0	^^^
Administrative Class	70		660		160		1,480		107		795		250		1,835
Class D	0	^^	3	^^	2		21		1	^^	6	^^	8		62
Class A	6		58		7		63		19		143		26		190
Class C	0	^^	2	^^	2		20		0	^^	3	^^	11		80
Class R	0		0		2	^^^	17	^^^	0		0		2	^^^	15	^^^
Cost of shares redeemed
Institutional Class	(384)		(3,638)		(1,277)		(12,237)		(916)		(6,866)		(3,052)		(22,540)
Class P	0		0		(1	)^^^	(11	)^^^	0		0		(2	)^^^	(11	)^^^
Administrative Class	(1,848)		(17,502)		(3,538)		(33,283)		(2,863)		(21,542)		(6,277)		(46,805)
Class D	(83	)^^	(789	)^^	(185)		(1,848)		(204	)^^	(1,543	)^^	(200)		(1,531)
Class A	(57)		(542)		(87)		(835)		(263)		(1,967)		(259)		(1,870)
Class C	(90	)^^	(859	)^^	(25)		(231)		(431	)^^	(3,270	)^^	(112)		(816)
Class R	0		0		(72	)^^^	(616	)^^^	0		0		(222	)^^^	(1,543	)^^^
Net increase (decrease) resulting from Fund share transactions	(1,508)		$(14,258)		(3,342)		$(31,573)		(3,203)		$(24,089)		(6,913)		$(51,108)

140	PIMCO ASSET ALLOCATION FUNDS

March 31, 2017

PIMCO REALPATH® 2035 Fund								PIMCO REALPATH® 2040 Fund								PIMCO REALPATH® 2045 Fund
Year Ended 03/31/2017				Year Ended 03/31/2016				Year Ended 03/31/2017				Year Ended 03/31/2016				Year Ended 03/31/2017				Year Ended 03/31/2016
Shares		Amount		Shares		Amount		Shares		Amount		Shares		Amount		Shares		Amount		Shares		Amount

309		$2,950		481		$4,668		668		$4,918		1,160		$8,614		568		$5,681		484		$4,752
0		0		0	^^^^	0	^^^^	0		0		0	^^^	0	^^^	0		0		0	^^^	0	^^^
298		2,836		1,175		11,181		439		3,203		1,256		9,269		184		1,832		485		4,847
1	^^	10	^^	8		72		41	^^	297	^^	116		762		3	^^	32	^^	7		63
129		1,236		42		406		79		580		155		1,158		13		131		50		514
10	^^	97	^^	14		131		19	^^	135	^^	90		695		4	^^	40	^^	2		28
0		0		1	^^^	17	^^^	0		0		17	^^^	120	^^^	0		0		2	^^^	20	^^^

34		327		120		1,110		166		1,208		262		1,878		62		624		125		1,221
0		0		0	^^^^	0	^^^^	0		0		0	^^^	0	^^^	0		0		0	^^^	0	^^^
24		229		173		1,601		54		393		175		1,261		16		162		41		406
0	^^	2	^^	3		28		1	^^	7	^^	10		71		0	^^	0	^^	2		17
3		28		6		54		17		122		31		223		1		14		3		26
0	^^	0	^^	1		10		0	^^	1	^^	7		52		0	^^	0	^^	0		3
0		0		1	^^^	5	^^^	0		0		1	^^^	11	^^^	0		0		0	^^^	2	^^^

(652)		(6,155)		(1,309)		(12,273)		(782)		(5,739)		(2,948)		(21,097)		(434)		(4,384)		(1,058)		(10,530)
0		0		(2	)^^^^	(18	)^^^^	0		0		(1	)^^^	(6	)^^^	0		0		(1	)^^^	(11	)^^^
(1,988)		(18,944)		(3,632)		(34,301)		(2,461)		(18,062)		(4,599)		(34,965)		(242)		(2,413)		(1,335)		(13,213)
(81	)^^	(760	)^^	(46)		(467)		(350	)^^	(2,578	)^^	(99)		(756)		(59	)^^	(580	)^^	(24)		(249)
(42)		(398)		(59)		(551)		(336)		(2,444)		(182)		(1,314)		(24)		(243)		(28)		(267)
(45	)^^	(431	)^^	(10)		(95)		(194	)^^	(1,406	)^^	(129)		(966)		(16	)^^	(163	)^^	(4)		(45)
0		0		(51	)^^^	(497	)^^^	0		0		(100	)^^^	(701	)^^^	0		0		(9	)^^^	(80	)^^^
(2,000)		$(18,973)		(3,084)		$(28,919)		(2,639)		$(19,365)		(4,778)		$(35,691)		76		$733		(1,258)		$(12,496)

ANNUAL REPORT	MARCH 31, 2017	141

Notes to Financial Statements (Cont.)

	PIMCO REALPATH® 2050 Fund								PIMCO REALPATH® 2055 Fund
	Year Ended 03/31/2017				Year Ended 03/31/2016				Year Ended 03/31/2017				Year Ended 03/31/2016
	Shares		Amount		Shares		Amount		Shares		Amount		Shares		Amount
Receipts for shares sold
Institutional Class	1,400		$10,683		1,581		$12,108		169		$1,657		45		$396
Class P	0		0		3	^^^	25	^^^	0		0		1	^^^	10	^^^
Administrative Class	1,152		8,625		2,644		19,818		0		0		3		29
Class D	11	^^	87	^^	18		129		1	^^	2	^^	0		4
Class A	42		327		86		649		3		22		9		95
Class C	8	^^	59	^^	7		53		2	^^	20	^^	2		14
Class R	0		0		20	^^^	153	^^^	0		0		0	^^^	0	^^^
Issued as reinvestment of distributions
Institutional Class	249		1,879		274		2,034		13		127		16		149
Class P	0		0		0	^^^	1	^^^	0		0		0	^^^	1	^^^
Administrative Class	53		395		225		1,669		0		0		0		1
Class D	0	^^	2	^^	6		43		0	^^	0	^^	0		0
Class A	7		53		12		90		0		3		1		6
Class C	0	^^	0	^^	3		24		0	^^	0	^^	0		0
Class R	0		0		1	^^^	5	^^^	0		0		0	^^^	0	^^^
Cost of shares redeemed
Institutional Class	(996)		(7,617)		(1,967)		(15,318)		(45)		(445)		(8)		(66)
Class P	0		0		(5	)^^^	(32	)^^^	0		0		(7	)^^^	(66	)^^^
Administrative Class	(5,235)		(39,801)		(2,323)		(17,891)		(2)		(22)		(1)		(6)
Class D	(138	)^^	(1,045	)^^	(72)		(560)		(2	)^^	(16	)^^	0		0
Class A	(97)		(742)		(212)		(1,575)		(13)		(123)		(1)		(12)
Class C	(93	)^^	(704	)^^	(12)		(91)		(4	)^^	(39	)^^	(1)		(5)
Class R	0		0		(76	)^^^	(560	)^^^	0		0		(1	)^^^	(9	)^^^
Net increase (decrease) resulting from Fund share transactions	(3,637)		$(27,799)		213		$774		122		$1,186		58		$541

142	PIMCO ASSET ALLOCATION FUNDS

March 31, 2017

PIMCO REALPATH® Income Fund								PIMCO Global Multi-Asset Fund
Year Ended 03/31/2017				Year Ended 03/31/2016				Year Ended 03/31/2017		Year Ended 03/31/2016
Shares		Amount		Shares		Amount		Shares	Amount	Shares	Amount

407		$3,393		503		$4,166		2,207	$25,091	8,403	$95,142
0		0		2	^^^	19	^^^	655	7,328	4,491	51,102
175		1,450		713		5,844		0 ^	0 ^	11	135
2	^^	10	^^	7		69		104	1,171	1,195	13,763
392		3,276		341		2,738		489	5,487	4,241	47,610
31	^^	259	^^	53		447		410	4,478	3,812	41,986
0		0		11	^^^	94	^^^	24	258	89	997

64		525		94		760		562	6,305	0	0
0		0		0	^^^	3	^^^	71	800	0	0
75		615		146		1,177		0 ^	0 ^	0	0
1	^^	8	^^	7		54		29	321	0	0
32		260		30		237		149	1,654	0	0
1	^^	7	^^	8		62		90	980	0	0
0		0		0	^^^	4	^^^	8	86	0	0

(816)		(6,719)		(2,196)		(17,984)		(11,862)	(133,384)	(25,914)	(275,818)
0		0		(13	)^^^	(103	)^^^	(3,332)	(37,108)	(6,070)	(66,725)
(1,696)		(14,034)		(4,200)		(34,682)		(3)^	(33)^	(13)	(145)
(152	)^^	(1,262	)^^	(262)		(2,147)		(743)	(8,239)	(1,811)	(19,802)
(394)		(3,263)		(485)		(3,919)		(5,704)	(62,996)	(5,915)	(64,564)
(288	)^^	(2,405	)^^	(153)		(1,227)		(4,908)	(53,098)	(5,081)	(54,265)
0		0		(30	)^^^	(242	)^^^	(201)	(2,207)	(379)	(4,147)
(2,166)		$(17,880)		(5,424)		$(44,630)		(21,955)	$(243,106)	(22,941)	$(234,731)

^	Administrative Class Shares liquidated at the close of business on January 13, 2017.
^^	Class D and Class C Shares liquidated at the close of business on October 28, 2016.
^^^	Class R and Class P Shares liquidated at the close of business on January 22, 2016.
^^^^	Class P Shares liquidated at the close of business on November 18, 2015.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties
PIMCO REALPATH® 2055 Fund	0	1	0%	65%
PIMCO Global Multi-Asset Fund	1	0	14%	0%

13. BASIS FOR CONSOLIDATION

The GMA Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the GMA Fund in order to effect certain investments for the GMA Fund consistent with the GMA Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The GMA Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the GMA Fund and the GMA Subsidiary. The consolidated financial statements include the accounts of the GMA Fund and the GMA Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the GMA Fund and

ANNUAL REPORT	MARCH 31, 2017	143

Notes to Financial Statements (Cont.)

the GMA Subsidiary, comprising the entire issued share capital of the GMA Subsidiary, with the intent that the GMA Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the GMA Subsidiary to the GMA Fund (amounts in thousands).

Date of Incorporation	11/21/2008
Subscription Agreement	12/10/2008
Consolidated Fund Net Assets	$565,785
Subsidiary % of Fund Net Assets	9.7%
Subsidiary Financial Statement Information
Total assets	$56,413
Total liabilities	$1,511
Net assets	$54,902
Total income	$406
Net investment income (loss)	$(125)
Net realized gain (loss)	$1,340
Net change in unrealized appreciation (depreciation)	$(1,281)
Increase (decrease) in net assets resulting from operations	$(66)

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters. The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2014-2016, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds, through the GMA Subsidiary and/or the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income.

Based on the reasoning in such private letter rulings, the Funds will continue to seek to gain exposure to the commodity markets primarily through any investments in GMA Subsidiary or Underlying PIMCO Funds and their respective Subsidiaries and possibly through Underlying PIMCO Fund investments in commodity-linked notes.

It should be noted, however, that the IRS suspended the issuance of such rulings. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS has also revoked private letter rulings on the treatment of commodity linked notes on a prospective basis. The IRS has further issued proposed regulations that, if finalized , would generally treat a Fund’s income inclusion with respect to a Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a Subsidiary that are attributable to such income conclusion.

144	PIMCO ASSET ALLOCATION FUNDS

March 31, 2017

There can be no assurance that the IRS will not further change its position relating to whether that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes and other commodity-linked derivatives may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Funds’ taxable income or any distributions made by the Funds or result in the inability of a Fund or Underlying PIMCO Fund to operate as described in its Prospectus.

If, during a taxable year, the GMA Subsidiary and/or an Underlying PIMCO Fund Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

As of March 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Multi-Strategy Alternative Fund	$0	$0	$428	$0	$(1,650)	$0	$(771)
PIMCO REALPATH® 2020 Fund	1,215	0	1,221	0	(6,492)	0	0
PIMCO REALPATH® 2025 Fund	876	0	1,555	0	(5,681)	0	0
PIMCO REALPATH® 2030 Fund	1,025	0	2,956	0	(8,034)	0	0
PIMCO REALPATH® 2035 Fund	1,765	0	2,699	0	(6,298)	0	0
PIMCO REALPATH® 2040 Fund	1,387	0	3,500	0	(5,581)	0	0
PIMCO REALPATH® 2045 Fund	1,851	0	3,475	0	(5,122)	0	0
PIMCO REALPATH® 2050 Fund	1,977	0	5,112	0	(7,888)	0	0
PIMCO REALPATH® 2055 Fund	121	0	345	0	(348)	0	0
PIMCO REALPATH® Income Fund	617	0	654	0	(5,529)	0	0
PIMCO Global Multi-Asset Fund	0	0	184	(2,933)	(139,055)	0	(4,561)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, Lehman securities, short dividend expenditures, and return of capital distributions from underlying funds.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals at fiscal year-end and organizational costs.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through March 31, 2017 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through March 31, 2017 and Ordinary losses realized during the period January 1, 2017 through March 31, 2017, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2017, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Multi-Strategy Alternative Fund	$1,443	$207
PIMCO REALPATH® 2020 Fund	1,582	4,910
PIMCO REALPATH® 2025 Fund	1,671	4,010
PIMCO REALPATH® 2030 Fund	3,065	4,969
PIMCO REALPATH® 2035 Fund	2,393	3,905
PIMCO REALPATH® 2040 Fund	3,094	2,487
PIMCO REALPATH® 2045 Fund	2,305	2,817
PIMCO REALPATH® 2050 Fund	3,670	4,218
PIMCO REALPATH® 2055 Fund	208	140
PIMCO REALPATH® Income Fund	1,621	3,908
PIMCO Global Multi-Asset Fund	135,278	3,777

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2017	145

Notes to Financial Statements (Cont.)

March 31, 2017

As of March 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Multi-Strategy Alternative Fund	$102,868	$1,187	$(551)	$636
PIMCO REALPATH® 2020 Fund	36,232	1,415	(180)	1,235
PIMCO REALPATH® 2025 Fund	36,462	1,677	(111)	1,566
PIMCO REALPATH® 2030 Fund	44,203	3,069	(83)	2,986
PIMCO REALPATH® 2035 Fund	34,322	2,733	(20)	2,713
PIMCO REALPATH® 2040 Fund	44,005	3,621	(87)	3,534
PIMCO REALPATH® 2045 Fund	44,250	3,535	(42)	3,493
PIMCO REALPATH® 2050 Fund	58,976	5,201	(45)	5,156
PIMCO REALPATH® 2055 Fund	4,594	350	(3)	347
PIMCO REALPATH® Income Fund	36,830	930	(262)	668
PIMCO Global Multi-Asset Fund	664,340	7,913	(6,042)	1,871

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, Lehman securities, short dividend expenditures, and return of capital distributions from underlying funds for federal income tax purposes.

For the fiscal years ended March 31, 2017 and March 31, 2016, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2017			March 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Multi-Strategy Alternative Fund	$3,657	$0	$157	$1,051	$0	$0
PIMCO REALPATH® 2020 Fund	875	0	0	2,451	489	0
PIMCO REALPATH® 2025 Fund	1,184	0	0	2,225	0	0
PIMCO REALPATH® 2030 Fund	1,793	0	0	3,450	0	0
PIMCO REALPATH® 2035 Fund	586	0	0	2,401	407	0
PIMCO REALPATH® 2040 Fund	1,733	0	0	2,805	717	0
PIMCO REALPATH® 2045 Fund	800	0	0	1,675	0	0
PIMCO REALPATH® 2050 Fund	2,331	0	0	2,974	903	0
PIMCO REALPATH® 2055 Fund	130	0	0	157	0	0
PIMCO REALPATH® Income Fund	1,417	0	0	2,300	0	0
PIMCO Global Multi-Asset Fund	11,503	0	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

Effective April 1, 2017, all Class C shares with a minimum ten year holding period will be converted to Class A shares of the same Fund, for all Funds of the PIMCO Funds Trust that offer Class C Shares. This automatic conversion feature was approved by the Board on January 24, 2017.

On May 16, 2017, the Board approved the liquidation of the Class C shares of PIMCO Multi-Strategy Alternative Fund. The liquidation of the Class C shares is expected to occur on July 28, 2017.

There were no other subsequent events identified that require recognition or disclosure.

146	PIMCO ASSET ALLOCATION FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO Multi-Strategy Alternative Fund, PIMCO REALPATH® 2020 Fund, PIMCO REALPATH® 2025 Fund, PIMCO REALPATH® 2030 Fund, PIMCO REALPATH® 2035 Fund, PIMCO REALPATH® 2040 Fund, PIMCO REALPATH® 2045 Fund, PIMCO REALPATH® 2050 Fund, PIMCO REALPATH® 2055 Fund, PIMCO REALPATH® Income Fund and PIMCO Global Multi-Asset Fund

In our opinion, the (i) accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Global Multi-Asset Fund and its subsidiary as of March 31, 2017, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and (ii) accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the PIMCO Multi-Strategy Alternative Fund, PIMCO REALPATH® 2020 Fund, PIMCO REALPATH® 2025 Fund, PIMCO REALPATH® 2030 Fund, PIMCO REALPATH® 2035 Fund, PIMCO REALPATH® 2040 Fund, PIMCO REALPATH® 2045 Fund, PIMCO REALPATH® 2050 Fund, PIMCO REALPATH® 2055 Fund and PIMCO REALPATH® Income Fund, as of March 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods indicated, (eleven of the funds constituting the PIMCO Funds, hereafter referred to as the “Funds”), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

ANNUAL REPORT	MARCH 31, 2017	147

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GRE	RBS Securities, Inc.	MYI	Morgan Stanley & Co. International PLC
BCY	Barclays Capital, Inc.	GSC	Goldman Sachs & Co.	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BOM	Bank of Montreal	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada
BOS	Banc of America Securities LLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	RYL	Royal Bank of Scotland Group PLC
BPG	BNP Paribas Securities Corp.	JPM	JPMorgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	JPS	JPMorgan Securities, Inc.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	MAC	Macquarie Bank Limited	SOG	Societe Generale
CBK	Citibank N.A.	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC
FAR	Wells Fargo Bank National Association	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	PHP	Philippine Peso
BRL	Brazilian Real	HKD	Hong Kong Dollar	PLN	Polish Zloty
CAD	Canadian Dollar	HUF	Hungarian Forint	RUB	Russian Ruble
CHF	Swiss Franc	IDR	Indonesian Rupiah	SEK	Swedish Krona
CLP	Chilean Peso	ILS	Israeli Shekel	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	INR	Indian Rupee	THB	Thai Baht
CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	TRY	Turkish New Lira
COP	Colombian Peso	KRW	South Korean Won	TWD	Taiwanese Dollar
CZK	Czech Koruna	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand
EUR	Euro	NZD	New Zealand Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	EUREX	Eurex Exchange	OSE	Osaka Securities Exchange
CBOT	Chicago Board of Trade	FTSE	Financial Times Stock Exchange	OTC	Over the Counter
CME	Chicago Mercantile Exchange	NYMEX	New York Mercantile Exchange

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	ERAUSLT	eRAFI U.S. Large Strategy Index	RACNSGT	RAFI Global Short Index
CDX.IG	Credit Derivatives Index - Investment Grade	EURMARGIN	European Refined Margin	S&P 500	Standard & Poor’s 500 Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index	SPGCCLP	S&P Goldman Sachs Commodity Crude Oil Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	SPGCINP	S&P GSCI Industrial Metals ER
CPTFEMU	Eurozone HICP ex-Tobacco Index	IOS.FN.300.12	2012 Fannie Mae 3.0% Interest Only Synthetic Total Return Swap Index	UKRPI	United Kingdom Retail Price Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	JMABFNJ1	J.P. Morgan FNJ 1 Index	ULSD	Ultra-Low Sulfur Diesel
EAFE	Europe, Australasia, and Far East Stock Index	RACNLGT	RAFI Global Long Index

Other Abbreviations:
ATM	At-the-money	EURIBOR	Euro Interbank Offered Rate	SPDR	Standard & Poor’s Depositary Receipts
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
BBSW	Bank Bill Swap Reference Rate	MSCI	Morgan Stanley Capital International	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
BTP	Buoni del Tesoro Poliennali	OAT	Obligations Assimilables du Trésor	WTI	West Texas Intermediate
CDO	Collateralized Debt Obligation	oz.	Ounce	YOY	Year-Over-Year
CLO	Collateralized Loan Obligation	REIT	Real Estate Investment Trust

148	PIMCO ASSET ALLOCATION FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth for each Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Multi-Strategy Alternative Fund	17.08%	12.67%	$4	$0
PIMCO REALPATH® 2020 Fund	0.00%	0.21%	6	0
PIMCO REALPATH® 2025 Fund	0.00%	0.24%	11	0
PIMCO REALPATH® 2030 Fund	0.00%	0.21%	23	0
PIMCO REALPATH® 2035 Fund	0.00%	0.16%	6	0
PIMCO REALPATH® 2040 Fund	0.00%	0.13%	21	0
PIMCO REALPATH® 2045 Fund	0.00%	0.13%	0	0
PIMCO REALPATH® 2050 Fund	0.00%	0.14%	61	0
PIMCO REALPATH® 2055 Fund	0.00%	0.13%	0	0
PIMCO REALPATH® Income Fund	0.00%	0.16%	7	0
PIMCO Global Multi-Asset Fund	0.03%	2.88%	11,503	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

ANNUAL REPORT	MARCH 31, 2017	149

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162

Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge*** (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 – 10/16); Chief Operating Officer, PIMCO (7/09 – 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter G. Strelow*** (1970) Trustee	05/2017 to present	Managing Director, Chief Administrative Officer, PIMCO; President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard**** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Messrs. Harris, Hodge and Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	Effective May 16, 2017, Mr. Strelow became a Trustee of the Trust and Mr. Hodge retired from service as a Trustee of the Trust.
****	The information for the individuals listed is as of March 31, 2017 (as of May 16, 2017 for Mr. Strelow). Ms. Hubbard became a Trustee of the Trust effective February 14, 2017.

150	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013

Managing Director, Chief Administrative Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present

Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present

Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 – 10/16); Chief Operating Officer, PIMCO (7/09 – 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President – Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011

Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present

Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present

Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013

Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present

Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present

Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

ANNUAL REPORT	MARCH 31, 2017	151

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019

152	PIMCO ASSET ALLOCATION FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds

ANNUAL REPORT	MARCH 31, 2017	153

Privacy Policy1 (Cont.)

(Unaudited)

when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

154	PIMCO ASSET ALLOCATION FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3001AR_033117

PIMCO Funds

Annual Report

March 31, 2017

Bond Funds

PIMCO Extended Duration Fund

PIMCO GNMA Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Moderate Duration Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities Fund

PIMCO Total Return Fund II

PIMCO Total Return ESG Fund

PIMCO Unconstrained Bond Fund

Share Classes

∎	Institutional
∎	P
∎	Administrative
∎	D
∎	A
∎	C
∎	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		17
Benchmark Descriptions		19
Financial Highlights		20
Statements of Assets and Liabilities		30
Statements of Operations		34
Statements of Changes in Net Assets		36
Statements of Cash Flows		40
Notes to Financial Statements		145
Report of Independent Registered Public Accounting Firm		170
Glossary		171
Federal Income Tax Information		172
Management of the Trust		173
Privacy Policy		176

Fund	Fund Summary	Schedule of Investments

PIMCO Extended Duration Fund	7	42
PIMCO GNMA Fund	8	50
PIMCO Long Duration Total Return Fund	9	58
PIMCO Long-Term U.S. Government Fund	10	71
PIMCO Moderate Duration Fund	11	78
PIMCO Mortgage-Backed Securities Fund	12	89
PIMCO Mortgage Opportunities Fund	13	96
PIMCO Total Return Fund II	14	109
PIMCO Total Return ESG Fund*	15	117
PIMCO Unconstrained Bond Fund	16	129

* Prior to January 6, 2017, the PIMCO Total Return ESG Fund was named the PIMCO Total Return Fund III.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2017, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

In the early part of the reporting period in June 2016, the outcome of the U.K. referendum, or Brexit, prompted market volatility to rise, sovereign yields to rally significantly and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the fundamental backdrop of the global economy as remaining largely intact, and as expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of other political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain over this period.

At its December 2016 meeting, the European Central Bank (“ECB”) opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. On December 14, 2016, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25 percentage points to a range of 0.50%-0.75%. And on March 15, 2017, the Fed raised the rate again by 0.25 percentage points to a range of 0.75%-1.00%, representing their third rate increase in ten years.

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the March quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda, including the last-minute cancelation of the healthcare vote in the House of Representatives, left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. However, rising geopolitical tensions outside of the reporting period, namely Syria and North Korea, contributed to growing investor anxiety.

Financial market highlights of the twelve-month reporting period include:

∎

U.S. Treasury yields rose across the yield curve over the reporting period. The yield on the benchmark ten-year U.S. Treasury note was 2.40% at the end of the reporting period, up from 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, declined 1.44% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 0.44% over the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.48% over the reporting period, as represented by the Bloomberg Barclays U.S. TIPS Index. Real yields rose and the yield curve flattened as the Fed continued its normalization of interest rates and pro-growth sentiment emerged in the wake of the U.S. election. Market-based inflation expectations ended the period sharply higher as oil prices rallied and fears of policy-induced inflation lead to increased demand for U.S. TIPS.

∎

Diversified commodities posted positive returns, as represented by the Bloomberg Commodity Index Total Return, which returned 8.71% over the reporting period. The energy and industrial metals sectors led the rebound within commodity markets. Within energy, oil prices rose sharply as U.S. production growth slowed and the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to a coordinated cut to output. Base metals broadly gained on improved China sentiment and in anticipation of potential infrastructure spending in the U.S.

2	PIMCO BOND FUNDS

∎

Agency mortgage-backed securities (“MBS”) returned 0.17% over the reporting period, as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index. The asset class modestly outperformed like-duration U.S. Treasuries, as continued Fed intervention and strong overseas demand helped offset mortgage extension selling following the U.S. election. Non-Agency MBS continued to perform well due to improving housing fundamentals, limited new issuance, and sustained investor appetite.

∎

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 2.96% over the reporting period. Investment grade credit spreads tightened due to strong investor demand for high grade retail mutual funds and ETFs, low volatility, and corporate earnings strength. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 16.88% over the reporting period, which benefited from a strong rally of commodity sectors, namely the energy and metals & mining sectors.

∎

Tax-exempt municipal bonds returned 0.15% over the reporting period, as represented by the Bloomberg Barclays Municipal Bond Index. The municipal bond market benefited from constructive retail, institutional, and foreign demand through the first half of the reporting period. The positive sentiment reversed post-U.S. election as investors weighed possibilities of policy shifts around tax rates, a potential repeal of the tax exemption, and heightened infrastructure funding. Municipal bond investors remained focused on Puerto Rico as the island continued to default on select governmental issues and federally-led restructuring efforts moved forward.

∎

Emerging market (“EM”) debt sectors generally benefited from improving fundamentals in most emerging economies, stable commodity prices and accommodative global central banks. Better fundamentals attracted robust inflows into the asset class and also supported performance during the reporting period. Though returns were strong, the surprise result of the U.S. election weighed somewhat on performance in the latter half of the reporting period due to uncertainty surrounding the impact of future trade policy on EM countries. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 8.82% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.47% over the reporting period.

∎

Global equities generally posted strong positive returns in response to supportive central bank policies and healthy investor risk appetite over the full reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.17% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 17.22% over the reporting period. Global equities, as represented by the MSCI World Index, returned 14.77% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, real estate risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, short sale risk, responsible investing risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO BOND FUNDS

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO Extended Duration Fund	08/31/06	08/31/06	09/11/08	—	—	—	—	—	Diversified
PIMCO GNMA Fund	07/31/97	07/31/97	04/30/08	—	05/31/01	11/30/00	05/31/01	—	Diversified
PIMCO Long Duration Total Return Fund	08/31/06	08/31/06	09/11/08	—	10/31/14	—	—	—	Diversified
PIMCO Long-Term U.S. Government Fund	07/01/91	07/01/91	04/30/08	09/23/97	10/31/14	01/20/97	01/20/97	—	Diversified
PIMCO Moderate Duration Fund	12/31/96	12/31/96	12/31/09	07/24/15	—	—	—	—	Diversified
PIMCO Mortgage-Backed Securities Fund	07/31/97	07/31/97	04/30/08	12/13/01	04/08/98	07/31/00	07/31/00	—	Diversified
PIMCO Mortgage Opportunities Fund	10/22/12	10/22/12	10/22/12	—	10/22/12	10/22/12	10/22/12	—	Diversified
PIMCO Total Return Fund II	12/30/91	12/30/91	12/31/09	11/30/94	—	—	—	—	Diversified
PIMCO Total Return ESG Fund	05/01/91	05/01/91	03/31/09	04/11/97	—	—	—	—	Diversified
PIMCO Unconstrained Bond Fund	06/30/08	06/30/08	06/30/08	—	06/30/08	06/30/08	07/31/08	07/31/08	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other

ANNUAL REPORT	MARCH 31, 2017	5

Important Information About the Funds (Cont.)

delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO BOND FUNDS

PIMCO Extended Duration Fund

Institutional Class - PEDIX
Class P - PEDPX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

U.S. Treasury Obligations	92.2%
U.S. Government Agencies	3.4%
Non-Agency Mortgage-Backed Securities	2.2%
Corporate Bonds & Notes	0.8%
Short-Term Instruments‡	0.1%
Other	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO Extended Duration Fund Institutional Class	(7.15)%	5.66%	9.36%	9.11%
PIMCO Extended Duration Fund Class P	(7.25)%	5.55%	9.25%	9.00%
Citi STRIPS Index, 20+ Year Sub-Index	(7.27)%	6.00%	9.02%	8.72%
Lipper Corporate Debt Funds BBB-Rated Funds Average	3.52%	3.67%	5.06%	5.17%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.53% for Institutional Class shares, and 0.63% for Class P shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Extended Duration Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	The Fund’s overweight to the intermediate portion of the U.S. Treasury curve detracted from performance, as intermediate rates rose.

»	The Fund’s underweight to the long end of the U.S. Treasury yield curve contributed to performance, as long-end Treasury rates rose.

»	U.S. Treasury Inflation-Protected Securities held in lieu of nominal Treasuries contributed to performance, as breakeven inflation rates rose.

»	An out-of-benchmark allocation to investment grade corporates contributed to performance, as spreads tightened over the period.

»	Security selection within commercial mortgage backed securities contributed to performance, as selected issues outperformed like-duration Treasuries.

»	Security selection within agency debentures contributed to performance, as selected issues outperformed like-duration Treasuries.

»	Exposure to dollar-denominated Brazilian debt contributed to performance, as spreads tightened.

»	Long currency exposure to the Mexican peso contributed to performance, as the peso appreciated versus the U.S. dollar.

ANNUAL REPORT	MARCH 31, 2017	7

PIMCO GNMA Fund

Institutional Class - PDMIX	Class A - PAGNX
Class P - PPGNX	Class C - PCGNX
Class D - PGNDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

U.S. Government Agencies	86.6%
Asset-Backed Securities	6.5%
Non-Agency Mortgage-Backed Securities	3.6%
U.S. Treasury Obligations	3.1%
Short-Term Instruments‡	0.2%
Other	0.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO GNMA Fund Institutional Class	0.75%	1.94%	4.66%	5.59%
PIMCO GNMA Fund Class P	0.65%	1.84%	4.55%	5.49%
PIMCO GNMA Fund Class D	0.35%	1.53%	4.24%	5.17%
PIMCO GNMA Fund Class A	0.35%	1.53%	4.24%	5.17%
PIMCO GNMA Fund Class A (adjusted)	(3.39)%	0.76%	3.84%	4.97%
PIMCO GNMA Fund Class C	(0.40)%	0.78%	3.46%	4.38%
PIMCO GNMA Fund Class C (adjusted)	(1.38)%	0.78%	3.46%	4.38%
Bloomberg Barclays GNMA Index	0.09%	1.79%	4.23%	5.02%
Lipper GNMA Funds Average	(0.02)%	1.28%	3.83%	4.48%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.50% for Institutional Class shares, 0.60% for Class P shares, 0.90% for Class D shares, 0.90% for Class A shares, and 1.65% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO GNMA Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to agency collateralized mortgage obligations (CMOs) contributed to performance, as the sector outperformed like-duration Treasuries.

»	Exposure to non-agency mortgage-backed securities (MBS) contributed to performance, as the sector outperformed like-duration Treasuries.

»	Exposure to commercial mortgage-backed securities (CMBS) contributed to performance, as the sector outperformed like-duration Treasuries.

»	An overweight to agency MBS pass-throughs contributed to performance, as the sector outperformed like-duration Treasuries.

»	An overweight to the short end of the U.S. yield curve (0-5 yr.) detracted from performance, as U.S. Treasury rates increased.

8	PIMCO BOND FUNDS

PIMCO Long Duration Total Return Fund

Institutional Class - PLRIX
Class P - PLRPX
Class D - PLRDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Corporate Bonds & Notes	44.8%
U.S. Treasury Obligations	30.0%
U.S. Government Agencies	11.1%
Non-Agency Mortgage-Backed Securities	4.5%
Short-Term Instruments‡	1.5%
Other	8.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO Long Duration Total Return Fund Institutional Class	3.52%	5.31%	7.92%	7.85%
PIMCO Long Duration Total Return Fund Class P	3.42%	5.21%	7.81%	7.75%
PIMCO Long Duration Total Return Fund Class D	3.11%	4.89%	7.49%	7.43%
Bloomberg Barclays Long-Term Government/Credit Index	0.98%	4.84%	6.92%	6.89%
Lipper Corporate Debt Funds BBB-Rated Funds Average	3.52%	3.67%	5.06%	5.17%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.55% for Institutional Class shares, 0.65% for Class P shares, and 0.95% for Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Long Duration Total Return Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	The Fund’s overweight to the intermediate portion of the U.S. Treasury curve detracted from performance, as intermediate rates rose.

»	The Fund’s underweight to the long end of the U.S. Treasury curve contributed to performance, as long-end Treasury rates rose.

»	Exposure to European rates detracted from performance, as rates rose over most maturities during the reporting period.

»	U.S. Treasury Inflation-Protected Securities held in lieu of nominal Treasuries contributed to performance, as breakeven inflation rates rose.

»

An underweight to investment grade corporate credit detracted from performance, as spreads tightened over the reporting period. However, this underweight was more than offset by security selection, which contributed to performance, as selected issues outperformed like-duration Treasuries.

»

An out-of-benchmark allocation to non-investment-grade corporates contributed to performance, as spreads tightened. In addition, security selection was positive, as selected securities outperformed like-duration Treasuries.

»	Security selection within non-agency mortgage-backed securities (“MBS”) and commercial MBS contributed to performance, as selected issues outperformed like-duration Treasuries.

»	Security selection within agency debentures contributed to performance, as selected issues outperformed like-duration Treasuries.

»	An overweight to dollar-denominated Brazilian debt contributed to performance, as spreads tightened.

ANNUAL REPORT	MARCH 31, 2017	9

PIMCO Long-Term U.S. Government Fund

Institutional Class - PGOVX	Class D - PLGDX
Class P - PLTPX	Class A - PFGAX
Administrative Class - PLGBX	Class C - PFGCX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

U.S. Treasury Obligations	86.6%
U.S. Government Agencies	8.3%
Non-Agency Mortgage-Backed Securities	2.5%
Short-Term Instruments‡	1.3%
Corporate Bonds & Notes	1.1%
Other	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (07/01/91)
PIMCO Long-Term U.S. Government Fund Institutional Class	(4.21)%	3.95%	7.06%	8.56%
PIMCO Long-Term U.S. Government Fund Class P	(4.31)%	3.85%	6.96%	8.46%
PIMCO Long-Term U.S. Government Fund Administrative Class	(4.46)%	3.70%	6.80%	8.30%
PIMCO Long-Term U.S. Government Fund Class D	(4.58)%	3.54%	6.64%	8.14%
PIMCO Long-Term U.S. Government Fund Class A	(4.55)%	3.59%	6.67%	8.15%
PIMCO Long-Term U.S. Government Fund Class A (adjusted)	(8.13)%	2.80%	6.26%	7.96%
PIMCO Long-Term U.S. Government Fund Class C	(5.27)%	2.82%	5.88%	7.35%
PIMCO Long-Term U.S. Government Fund Class C (adjusted)	(6.20)%	2.82%	5.88%	7.35%
Bloomberg Barclays Long-Term Treasury Index	(5.00)%	4.04%	6.71%	7.89%	♦
Lipper General U.S. Government Funds Average	(1.35)%	1.20%	3.28%	4.80%	♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 06/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.535% for Institutional Class shares, 0.635% for Class P shares, 0.785% for Administrative Class shares, 0.885% for Class D shares, 0.885% for Class A shares, and 1.635% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Long-Term U.S. Government Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	The Fund’s overweight to the intermediate portion of the U.S. Treasury curve detracted from performance, as intermediate rates rose.

»	The Fund’s underweight to the long end of the U.S. Treasury curve contributed to performance, as long-end Treasury rates rose.

»	An out-of-benchmark allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to performance, as breakeven inflation rates rose.

»

Exposure to agency and non-agency mortgage-backed securities (“MBS”) contributed to performance, as these securities outperformed like-duration treasuries over the reporting period. Security selection also contributed to performance, as selected issues outperformed like-duration Treasuries.

»

An out-of-benchmark allocation to commercial MBS contributed to performance, as these securities outperformed like-duration treasuries. Security selection also contributed to performance, as selected issues outperformed like-duration Treasuries.

»	Security selection within agency debentures contributed to performance, as selected issues outperformed like-duration Treasuries.

»	The Fund’s out-of-benchmark allocation to investment grade corporate bonds contributed to performance, as spreads tightened.

10	PIMCO BOND FUNDS

PIMCO Moderate Duration Fund

Institutional Class - PMDRX
Class P - PMOPX
Administrative Class - PMAOX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Corporate Bonds & Notes	27.0%
Short-Term Instruments‡	19.2%
U.S. Government Agencies	17.5%
U.S. Treasury Obligations	10.9%
Sovereign Issues	10.8%
Asset-Backed Securities	7.7%
Non-Agency Mortgage-Backed Securities	5.8%
Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Moderate Duration Fund Institutional Class	2.23%	2.71%	5.04%	5.57%
PIMCO Moderate Duration Fund Class P	2.13%	2.60%	4.93%	5.46%
PIMCO Moderate Duration Fund Administrative Class	2.05%	2.46%	4.78%	5.30%
Bloomberg Barclays Intermediate Government/Credit Index	0.42%	1.88%	3.76%	4.80%
Lipper Short-Intermediate Investment Grade Debt Funds Average	1.55%	1.69%	3.14%	4.23%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.48% for Institutional Class shares, 0.58% for Class P shares, and 0.73% for Administrative Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Moderate Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Positions in non-agency mortgage-backed securities contributed to relative performance, as total returns in these securities were positive.

»	Positions in U.S. Treasury Inflation-Protected Securities contributed to relative performance, as breakeven inflation rates rose.

»	Exposure to high yield corporate spread duration contributed to relative performance, as spreads narrowed.

»	Short exposure to the French OAT-German Bund spread contributed to relative performance, as the spread widened.

»	An underweight to investment grade corporate spread duration detracted from relative performance, as spreads tightened.

»

Short positions against a basket of Asian emerging market currencies, particularly the Taiwanese dollar, detracted from relative performance, as these currencies generally appreciated against the U.S. dollar.

»	Short exposure to interest rates in the United Kingdom detracted from relative performance, as yields fell.

ANNUAL REPORT	MARCH 31, 2017	11

PIMCO Mortgage-Backed Securities Fund

Institutional Class - PTRIX	Class D - PTMDX
Class P - PMRPX	Class A - PMRAX
Administrative Class - PMTAX	Class C - PMRCX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

U.S. Government Agencies	81.5%
Asset-Backed Securities	8.2%
Non-Agency Mortgage-Backed Securities	3.6%
U.S. Treasury Obligations	3.4%
Short-Term Instruments‡	2.8%
Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Mortgage-Backed Securities Fund Institutional Class	2.04%	2.81%	4.86%	5.78%
PIMCO Mortgage-Backed Securities Fund Class P	1.94%	2.71%	4.76%	5.67%
PIMCO Mortgage-Backed Securities Fund Administrative Class	1.79%	2.56%	4.60%	5.52%
PIMCO Mortgage-Backed Securities Fund Class D	1.63%	2.40%	4.45%	5.36%
PIMCO Mortgage-Backed Securities Fund Class A	1.63%	2.40%	4.45%	5.36%
PIMCO Mortgage-Backed Securities Fund Class A (adjusted)	(2.17)%	1.62%	4.05%	5.16%
PIMCO Mortgage-Backed Securities Fund Class C	0.87%	1.64%	3.67%	4.57%
PIMCO Mortgage-Backed Securities Fund Class C (adjusted)	(0.12)%	1.64%	3.67%	4.57%
Bloomberg Barclays U.S. MBS Fixed Rate Index	0.17%	2.05%	4.20%	5.04%
Lipper U.S. Mortgage Funds Average	1.22%	2.24%	3.86%	4.40%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.50% for Institutional Class shares, 0.60% for Class P shares, 0.75% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, and 1.65% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Mortgage-Backed Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to non-agency mortgage-backed securities (MBS) contributed to performance, as the asset class outperformed like-duration Treasuries.

»	Exposure to agency collateralized mortgage obligations (CMOs) contributed to performance, as the asset class outperformed like-duration Treasuries.

»	Exposure to commercial mortgage-backed securities (CMBS) contributed to performance, as the asset class outperformed like-duration Treasuries.

»	Exposure to collateralized loan obligations (CLOs) contributed to performance, as the asset class outperformed the benchmark.

»	An underweight to the intermediate portion of the U.S. yield curve (7-10 yr.) contributed to performance, as U.S. Treasury rates increased.

»	An underweight to 30-year conventional MBS detracted from performance, as the asset class outperformed like-duration Treasuries.

12	PIMCO BOND FUNDS

PIMCO Mortgage Opportunities Fund

Institutional Class - PMZIX	Class A - PMZAX
Class P - PMZPX	Class C - PMZCX
Class D - PMZDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

U.S. Government Agencies	35.1%
Asset-Backed Securities	22.6%
U.S. Treasury Obligations	20.0%
Non-Agency Mortgage-Backed Securities	13.4%
Short-Term Instruments‡	8.2%
Corporate Bonds & Notes	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	Fund Inception (10/22/12)
PIMCO Mortgage Opportunities Fund Institutional Class	5.61%	6.42%
PIMCO Mortgage Opportunities Fund Class P	5.49%	6.30%
PIMCO Mortgage Opportunities Fund Class D	5.19%	5.99%
PIMCO Mortgage Opportunities Fund Class A	5.19%	5.99%
PIMCO Mortgage Opportunities Fund Class A (adjusted)	1.21%	5.08%
PIMCO Mortgage Opportunities Fund Class C	4.40%	5.20%
PIMCO Mortgage Opportunities Fund Class C (adjusted)	3.40%	5.20%
3 Month USD LIBOR Index	0.78%	0.41%
Lipper Absolute Return Funds Average	5.07%	2.72%	♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 10/31/2012.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.69% for Institutional Class shares, 0.79% for Class P shares, 1.09% for Class D shares, 1.09% for Class A shares, and 1.84% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Mortgage Opportunities Fund seeks maximum long-term return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of mortgage-related assets, including, but not limited to Agency residential and commercial mortgage-backed securities (“MBS”) and private label residential and commercial MBS, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Agency MBS refers to MBS issued by government-sponsored enterprises, such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). The Fund will invest in a broad array of mortgage-related securities in seeking to generate consistent, absolute returns across full market cycles. The remainder of the Fund’s assets may be invested in other types of “Fixed Income Instruments,” which include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	An overweight to U.S. duration detracted from performance, as U.S. Treasury yields increased.

»	Exposure to non-agency mortgage-backed securities (MBS) benefited performance, as the asset class outperformed like-duration Treasuries.

»	Exposure to agency MBS benefited performance, as the asset class outperformed like-duration Treasuries.

»	Exposure to commercial MBS benefited performance, as the asset class outperformed like-duration Treasuries.

»	Exposure to collateralized loan obligations benefited performance, as the asset class outperformed the Fund’s benchmark.

»	Exposure to student loan asset-backed securities benefited performance, as the asset class outperformed like-duration Treasuries.

ANNUAL REPORT	MARCH 31, 2017	13

PIMCO Total Return Fund II

Institutional Class - PMBIX	Administrative Class - PRADX
Class P - PMTPX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

U.S. Government Agencies	42.5%
Corporate Bonds & Notes	16.0%
U.S. Treasury Obligations	14.4%
Non-Agency Mortgage-Backed Securities	9.5%
Short-Term Instruments‡	8.3%
Asset-Backed Securities	7.1%
Other	2.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (12/30/91)
PIMCO Total Return Fund II Institutional Class	2.60%	2.51%	5.18%	6.24%
PIMCO Total Return Fund II Class P	2.50%	2.41%	5.08%	6.13%
PIMCO Total Return Fund II Administrative Class	2.34%	2.26%	4.92%	5.97%
Bloomberg Barclays U.S. Aggregate Index	0.44%	2.34%	4.27%	5.61%
Lipper Core Plus Bond Funds Average	3.17%	3.09%	4.73%	6.10%	♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 12/31/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.56% for Institutional Class shares, 0.66% for Class P shares, and 0.81% for Administrative Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Total Return Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. public- or private-sector entities. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least Baa by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Positions in U.S. Treasury Inflation-Protected Securities contributed to relative performance, as breakeven inflation rates rose.

»	Positions in non-agency mortgage-backed securities (MBS) contributed to relative performance, as total returns in these securities were positive.

»	U.S. interest rate strategies contributed to relative performance, particularly from instrument selection, as Treasuries outperformed U.S. dollar swaps.

»	Positions in taxable municipal bonds contributed to relative performance, as spreads tightened.

»	Void the emerging market issuers represented in the Fund’s benchmark detracted from relative performance, as spreads narrowed.

14	PIMCO BOND FUNDS

PIMCO Total Return ESG Fund

Institutional Class - PTSAX	Administrative Class - PRFAX
Class P - PRAPX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

U.S. Government Agencies	32.8%
Corporate Bonds & Notes	19.2%
U.S. Treasury Obligations	15.9%
Short-Term Instruments‡	13.7%
Asset-Backed Securities	8.2%
Sovereign Issues	5.4%
Other	4.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (05/01/91)
PIMCO Total Return ESG Fund Institutional Class	2.49%	2.75%	5.35%	6.82%
PIMCO Total Return ESG Fund Class P	2.39%	2.65%	5.24%	6.71%
PIMCO Total Return ESG Fund Administrative Class	2.23%	2.49%	5.09%	6.55%
Bloomberg Barclays U.S. Aggregate Index	0.44%	2.34%	4.27%	5.90%
Lipper Core Plus Bond Funds Average	3.17%	3.09%	4.73%	6.41%	♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 04/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.55% for Institutional Class shares, 0.65% for Class P shares, and 0.80% for Administrative Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Total Return ESG Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production of coal, or in the production or trade of pornographic materials. In addition, the Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Positions in non-agency mortgage-backed securities contributed to relative performance, as total returns in these securities were positive.

»	Positions in U.S. Treasury Inflation-Protected Securities contributed to relative performance, as breakeven inflation rates rose.

»	Exposure to high yield corporate spread duration contributed to relative performance, as spreads narrowed.

»	U.S. interest rate strategies contributed to relative performance, particularly instrument selection, as Treasuries outperformed U.S. dollar swaps.

»

Long U.S. dollar positions against a basket of Asian emerging market currencies, particularly the Taiwanese dollar, detracted from relative performance, as these currencies generally appreciated against the U.S. dollar.

»	An underweight to investment grade corporate spread duration detracted from relative performance, as spreads tightened.

»	Short exposure to interest rates in the United Kingdom detracted from relative performance, as yields fell.

ANNUAL REPORT	MARCH 31, 2017	15

PIMCO Unconstrained Bond Fund

Institutional Class - PFIUX	Class A - PUBAX
Class P - PUCPX	Class C - PUBCX
Class D - PUBDX	Class R - PUBRX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Asset-Backed Securities	23.4%
Corporate Bonds & Notes	23.3%
Short-Term Instruments‡	16.0%
U.S. Treasury Obligations	13.8%
Non-Agency Mortgage-Backed Securities	12.8%
U.S. Government Agencies	7.5%
Other	3.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (06/30/08)
PIMCO Unconstrained Bond Fund Institutional Class	9.48%	2.76%	4.19%
PIMCO Unconstrained Bond Fund Class P	9.37%	2.65%	4.08%
PIMCO Unconstrained Bond Fund Class D	9.04%	2.35%	3.77%
PIMCO Unconstrained Bond Fund Class A	9.04%	2.35%	3.77%
PIMCO Unconstrained Bond Fund Class A (adjusted)	4.93%	1.57%	3.32%
PIMCO Unconstrained Bond Fund Class C	8.12%	1.61%	3.02%
PIMCO Unconstrained Bond Fund Class C (adjusted)	7.12%	1.61%	3.02%
PIMCO Unconstrained Bond Fund Class R	8.77%	2.10%	3.52%
3 Month USD LIBOR Index	0.78%	0.41%	0.61%
Lipper Alternative Global Macro Funds Average	6.41%	2.36%	2.98%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.99% for Institutional Class shares, 1.09% for Class P shares, 1.39% for Class D shares, 1.39% for Class A shares, 2.14% for Class C shares, and 1.64% for Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Unconstrained Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Long exposure to non-agency mortgages contributed to performance, as the BAML Fixed Rate Home Equity Index, which generally tracks the price performance of non-agency mortgages, increased.

»	Long exposure to corporate credit contributed to performance, as the Bloomberg Barclays Corporate Average OAS, which generally measures corporate credit spreads, tightened.

»	Exposure to U.S. breakeven inflation contributed to performance, as U.S. breakeven inflation rates increased.

»	Exposure to Brazil local rates during the first four months of the reporting period contributed to performance, as Brazilian local rates decreased over that time.

»	Long positioning in the Russian ruble and Brazilian real contributed to performance, as the currencies appreciated versus the U.S. dollar.

»

Long exposure to emerging markets corporate external debt contributed to performance, as the CEMBI Diversified Index, which generally tracks the total return of external corporate emerging markets debt, increased.

»	Short exposure to U.K. duration detracted from performance, as U.K. rates decreased.

»	Short exposure to the Japanese yen detracted from performance, as the Japanese yen appreciated versus the U.S. dollar over the first seven months of the reporting period.

16	PIMCO BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2016 to March 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Extended Duration Fund
Institutional Class	$1,000.00	$843.40	$3.31	$1,000.00	$1,021.34	$3.63	0.72%
Class P	1,000.00	842.90	3.77	1,000.00	1,020.84	4.13	0.82
PIMCO GNMA Fund
Institutional Class	$1,000.00	$988.50	$2.53	$1,000.00	$1,022.39	$2.57	0.51%
Class P	1,000.00	988.00	3.02	1,000.00	1,021.89	3.07	0.61
Class D	1,000.00	986.60	4.51	1,000.00	1,020.39	4.58	0.91
Class A	1,000.00	986.60	4.51	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	982.90	8.21	1,000.00	1,016.65	8.35	1.66
PIMCO Long Duration Total Return Fund
Institutional Class	$1,000.00	$948.40	$3.74	$1,000.00	$1,021.09	$3.88	0.77%
Class P	1,000.00	947.90	4.23	1,000.00	1,020.59	4.38	0.87
Class D	1,000.00	946.50	5.68	1,000.00	1,019.10	5.89	1.17
PIMCO Long-Term U.S. Government Fund
Institutional Class	$1,000.00	$896.80	$3.24	$1,000.00	$1,021.52	$3.45	0.685%
Class P	1,000.00	896.30	3.71	1,000.00	1,021.02	3.96	0.785
Administrative Class	1,000.00	895.70	4.42	1,000.00	1,020.27	4.71	0.935
Class D	1,000.00	895.20	4.89	1,000.00	1,019.77	5.21	1.035
Class A	1,000.00	895.20	4.89	1,000.00	1,019.77	5.21	1.035
Class C	1,000.00	891.90	8.42	1,000.00	1,016.03	8.97	1.785

ANNUAL REPORT	MARCH 31, 2017	17

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Moderate Duration Fund
Institutional Class	$1,000.00	$1,000.30	$2.59	$1,000.00	$1,022.34	$2.62	0.52%
Class P	1,000.00	999.80	3.09	1,000.00	1,021.84	3.13	0.62
Administrative Class	1,000.00	999.70	3.84	1,000.00	1,021.09	3.88	0.77
PIMCO Mortgage-Backed Securities Fund
Institutional Class	$1,000.00	$994.50	$2.49	$1,000.00	$1,022.44	$2.52	0.50%
Class P	1,000.00	994.00	2.98	1,000.00	1,021.94	3.02	0.60
Administrative Class	1,000.00	993.30	3.73	1,000.00	1,021.19	3.78	0.75
Class D	1,000.00	992.50	4.47	1,000.00	1,020.44	4.53	0.90
Class A	1,000.00	992.60	4.47	1,000.00	1,020.44	4.53	0.90
Class C	1,000.00	988.90	8.18	1,000.00	1,016.70	8.30	1.65
PIMCO Mortgage Opportunities Fund
Institutional Class	$1,000.00	$1,017.60	$4.18	$1,000.00	$1,020.79	$4.18	0.83%
Class P	1,000.00	1,017.10	4.68	1,000.00	1,020.29	4.68	0.93
Class D	1,000.00	1,015.50	6.18	1,000.00	1,018.80	6.19	1.23
Class A	1,000.00	1,015.50	6.18	1,000.00	1,018.80	6.19	1.23
Class C	1,000.00	1,011.80	9.93	1,000.00	1,015.06	9.95	1.98
PIMCO Total Return Fund II
Institutional Class	$1,000.00	$988.90	$2.63	$1,000.00	$1,022.29	$2.67	0.53%
Class P	1,000.00	988.40	3.12	1,000.00	1,021.79	3.18	0.63
Administrative Class	1,000.00	987.60	3.87	1,000.00	1,021.04	3.93	0.78
PIMCO Total Return ESG Fund
Institutional Class	$1,000.00	$991.10	$3.08	$1,000.00	$1,021.84	$3.13	0.62%
Class P	1,000.00	990.60	3.57	1,000.00	1,021.34	3.63	0.72
Administrative Class	1,000.00	989.80	4.32	1,000.00	1,020.59	4.38	0.87
PIMCO Unconstrained Bond Fund
Institutional Class	$1,000.00	$1,045.10	$5.46	$1,000.00	$1,019.60	$5.39	1.07%
Class P	1,000.00	1,044.60	5.96	1,000.00	1,019.10	5.89	1.17
Class D	1,000.00	1,043.00	7.49	1,000.00	1,017.60	7.39	1.47
Class A	1,000.00	1,043.00	7.49	1,000.00	1,017.60	7.39	1.47
Class C	1,000.00	1,039.10	11.29	1,000.00	1,013.86	11.15	2.22
Class R	1,000.00	1,041.70	8.76	1,000.00	1,016.36	8.65	1.72

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8 in the Notes to Financial Statements.

18	PIMCO BOND FUNDS

Benchmark Descriptions

Index*	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Bloomberg Barclays GNMA Index	Bloomberg Barclays GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Bloomberg Barclays Intermediate Government/Credit Index	Bloomberg Barclays Intermediate Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of at least 1 year and less than 10 years.

Bloomberg Barclays Long-Term Government/Credit Index	Bloomberg Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more.

Bloomberg Barclays Long-Term Treasury Index	Bloomberg Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. MBS Fixed Rate Index	Bloomberg Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

Citi STRIPS Index, 20+ Year Sub-Index	Citi STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bond and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month- end. The included STRIPS are derived only from bonds in the Citi U.S. Treasury Bond Index, which include coupon strips with less than one year remaining to maturity.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	19

Financial Highlights

		Investment Operations				Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital		Total

PIMCO Extended Duration Fund
Institutional Class
03/31/2017	$8.66	$0.23		$(0.86)	$(0.63)	$(0.22)	$(0.37)	$0.00		$(0.59)
03/31/2016	9.02	0.22		(0.19)	0.03	(0.26)	(0.13)	0.00		(0.39)
03/31/2015	6.76	0.22		2.24	2.46	(0.20)	0.00	0.00		(0.20)
03/31/2014	7.82	0.22		(0.79)	(0.57)	(0.22)	(0.27)	0.00		(0.49)
03/31/2013	9.59	0.27		0.87	1.14	(0.26)	(2.65)	0.00		(2.91)
Class P
03/31/2017	8.66	0.22		(0.86)	(0.64)	(0.21)	(0.37)	0.00		(0.58)
03/31/2016	9.02	0.21		(0.19)	0.02	(0.25)	(0.13)	0.00		(0.38)
03/31/2015	6.76	0.21		2.25	2.46	(0.20)	0.00	0.00		(0.20)
03/31/2014	7.82	0.21		(0.79)	(0.58)	(0.21)	(0.27)	0.00		(0.48)
03/31/2013	9.59	0.27		0.86	1.13	(0.25)	(2.65)	0.00		(2.90)

PIMCO GNMA Fund
Institutional Class
03/31/2017	$11.36	$0.21		$(0.12)	$0.09	$(0.34)	$0.00	$0.00		$(0.34)
03/31/2016	11.41	0.18		0.05	0.23	(0.27)	0.00	(0.01)		(0.28)
03/31/2015	11.12	0.20		0.33	0.53	(0.24)	0.00	0.00		(0.24)
03/31/2014	11.54	0.18		(0.23)	(0.05)	(0.35)	(0.02)	(0.00	)^	(0.37)
03/31/2013	11.75	0.13		0.17	0.30	(0.33)	(0.18)	0.00		(0.51)
Class P
03/31/2017	11.36	0.19		(0.12)	0.07	(0.32)	0.00	0.00		(0.32)
03/31/2016	11.41	0.18		0.04	0.22	(0.26)	0.00	(0.01)		(0.27)
03/31/2015	11.12	0.20		0.32	0.52	(0.23)	0.00	0.00		(0.23)
03/31/2014	11.54	0.16		(0.22)	(0.06)	(0.34)	(0.02)	(0.00	)^	(0.36)
03/31/2013	11.75	0.12		0.17	0.29	(0.32)	(0.18)	0.00		(0.50)
Class D
03/31/2017	11.36	0.16		(0.12)	0.04	(0.29)	0.00	0.00		(0.29)
03/31/2016	11.41	0.14		0.04	0.18	(0.22)	0.00	(0.01)		(0.23)
03/31/2015	11.12	0.15		0.34	0.49	(0.20)	0.00	0.00		(0.20)
03/31/2014	11.54	0.13		(0.23)	(0.10)	(0.30)	(0.02)	(0.00	)^	(0.32)
03/31/2013	11.75	0.09		0.16	0.25	(0.28)	(0.18)	0.00		(0.46)
Class A
03/31/2017	11.36	0.16		(0.12)	0.04	(0.29)	0.00	0.00		(0.29)
03/31/2016	11.41	0.14		0.04	0.18	(0.22)	0.00	(0.01)		(0.23)
03/31/2015	11.12	0.15		0.34	0.49	(0.20)	0.00	0.00		(0.20)
03/31/2014	11.54	0.13		(0.23)	(0.10)	(0.30)	(0.02)	(0.00	)^	(0.32)
03/31/2013	11.75	0.09		0.16	0.25	(0.28)	(0.18)	0.00		(0.46)
Class C
03/31/2017	11.36	0.08		(0.12)	(0.04)	(0.21)	0.00	0.00		(0.21)
03/31/2016	11.41	0.05		0.05	0.10	(0.14)	0.00	(0.01)		(0.15)
03/31/2015	11.12	0.07		0.33	0.40	(0.11)	0.00	0.00		(0.11)
03/31/2014	11.54	0.05		(0.23)	(0.18)	(0.22)	(0.02)	(0.00	)^	(0.24)
03/31/2013	11.75	0.00	^	0.16	0.16	(0.19)^	(0.18)	0.00		(0.37)

PIMCO Long Duration Total Return Fund
Institutional Class
03/31/2017	$11.29	$0.49		$(0.12)	$0.37	$(0.48)	$(0.55)	$0.00		$(1.03)
03/31/2016	12.30	0.50		(0.60)	(0.10)	(0.60)	(0.31)	0.00		(0.91)
03/31/2015	11.07	0.48		1.21	1.69	(0.46)	0.00	0.00		(0.46)
03/31/2014	11.83	0.45		(0.64)	(0.19)	(0.44)	(0.13)	0.00		(0.57)
03/31/2013	11.54	0.47		0.72	1.19	(0.44)	(0.46)	0.00		(0.90)
Class P
03/31/2017	11.29	0.48		(0.12)	0.36	(0.47)	(0.55)	0.00		(1.02)
03/31/2016	12.30	0.49		(0.60)	(0.11)	(0.59)	(0.31)	0.00		(0.90)
03/31/2015	11.07	0.47		1.21	1.68	(0.45)	0.00	0.00		(0.45)
03/31/2014	11.83	0.44		(0.64)	(0.20)	(0.43)	(0.13)	0.00		(0.56)
03/31/2013	11.54	0.46		0.72	1.18	(0.43)	(0.46)	0.00		(0.89)

20	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$7.44	(7.15)%	$1,125,339	0.68%	0.68%	0.50%	0.50%	2.81%	93%
8.66	0.76	400,312	0.53	0.53	0.50	0.50	2.73	96
9.02	36.91	394,852	0.51	0.51	0.50	0.50	2.80	68
6.76	(6.84)	249,671	0.51	0.51	0.50	0.50	3.22	89
7.82	10.35	251,318	0.54	0.54	0.50	0.50	2.69	113

7.44	(7.25)	41,075	0.78	0.78	0.60	0.60	2.52	93
8.66	0.66	60,581	0.63	0.63	0.60	0.60	2.60	96
9.02	36.78	25,862	0.61	0.61	0.60	0.60	2.69	68
6.76	(6.93)	27,454	0.61	0.61	0.60	0.60	3.12	89
7.82	10.24	16,320	0.64	0.64	0.60	0.60	2.55	113

$11.11	0.75%	$296,252	0.51%	0.51%	0.50%	0.50%	1.82%	1,536%
11.36	2.04	347,336	0.50	0.50	0.50	0.50	1.62	1,609
11.41	4.85	314,908	0.50	0.50	0.50	0.50	1.79	1,880
11.12	(0.45)	302,964	0.50	0.50	0.50	0.50	1.59	1,212
11.54	2.59	486,148	0.51	0.51	0.50	0.50	1.14	1,502

11.11	0.65	63,938	0.61	0.61	0.60	0.60	1.70	1,536
11.36	1.94	90,151	0.60	0.60	0.60	0.60	1.56	1,609
11.41	4.74	59,958	0.60	0.60	0.60	0.60	1.73	1,880
11.12	(0.55)	53,095	0.60	0.60	0.60	0.60	1.47	1,212
11.54	2.49	110,566	0.61	0.61	0.60	0.60	1.05	1,502

11.11	0.35	79,589	0.91	0.91	0.90	0.90	1.42	1,536
11.36	1.63	101,997	0.90	0.90	0.90	0.90	1.22	1,609
11.41	4.43	104,653	0.90	0.90	0.90	0.90	1.37	1,880
11.12	(0.85)	121,340	0.90	0.90	0.90	0.90	1.17	1,212
11.54	2.18	219,259	0.91	0.91	0.90	0.90	0.74	1,502

11.11	0.35	173,854	0.91	0.91	0.90	0.90	1.43	1,536
11.36	1.63	232,328	0.90	0.90	0.90	0.90	1.20	1,609
11.41	4.43	265,934	0.90	0.90	0.90	0.90	1.37	1,880
11.12	(0.85)	334,991	0.90	0.90	0.90	0.90	1.20	1,212
11.54	2.18	583,927	0.91	0.91	0.90	0.90	0.75	1,502

11.11	(0.40)	74,234	1.66	1.66	1.65	1.65	0.68	1,536
11.36	0.88	91,958	1.65	1.65	1.65	1.65	0.45	1,609
11.41	3.65	109,530	1.65	1.65	1.65	1.65	0.62	1,880
11.12	(1.58)	137,233	1.65	1.65	1.65	1.65	0.42	1,212
11.54	1.42	275,788	1.66	1.66	1.65	1.65	0.01	1,502

$10.63	3.52%	$2,790,764	0.69%	0.69%	0.50%	0.50%	4.34%	116%
11.29	(0.40)	2,949,533	0.55	0.55	0.50	0.50	4.38	59
12.30	15.52	4,376,514	0.52	0.52	0.50	0.50	4.09	76
11.07	(1.46)	4,704,179	0.51	0.51	0.50	0.50	4.12	70
11.83	10.36	6,669,123	0.53	0.53	0.50	0.50	3.86	81

10.63	3.42	9,939	0.79	0.79	0.60	0.60	4.24	116
11.29	(0.50)	11,164	0.65	0.65	0.60	0.60	4.27	59
12.30	15.40	19,954	0.62	0.62	0.60	0.60	4.00	76
11.07	(1.56)	12,376	0.61	0.61	0.60	0.60	4.02	70
11.83	10.25	21,240	0.63	0.63	0.60	0.60	3.75	81

ANNUAL REPORT	MARCH 31, 2017	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long Duration Total Return Fund (Cont.)
Class D
03/31/2017	$11.29	$0.45	$(0.12)	$0.33	$(0.44)	$(0.55)	$0.00	$(0.99)
03/31/2016	12.30	0.45	(0.59)	(0.14)	(0.56)	(0.31)	0.00	(0.87)
10/31/2014 - 03/31/2015	11.73	0.20	0.55	0.75	(0.18)	0.00	0.00	(0.18)

PIMCO Long-Term U.S. Government Fund
Institutional Class
03/31/2017	$6.44	$0.17	$(0.44)	$(0.27)	$(0.17)	$(0.02)	$0.00	$(0.19)
03/31/2016	11.49	0.30	(0.46)	(0.16)	(0.27)	(4.62)	0.00	(4.89)
03/31/2015	9.79	0.30	1.67	1.97	(0.27)	0.00	0.00	(0.27)
03/31/2014	10.78	0.29	(0.81)	(0.52)	(0.29)	(0.18)	0.00	(0.47)
03/31/2013	10.89	0.30	0.65	0.95	(0.29)	(0.77)	0.00	(1.06)
Class P
03/31/2017	6.44	0.17	(0.45)	(0.28)	(0.16)	(0.02)	0.00	(0.18)
03/31/2016	11.49	0.28	(0.45)	(0.17)	(0.26)	(4.62)	0.00	(4.88)
03/31/2015	9.79	0.29	1.67	1.96	(0.26)	0.00	0.00	(0.26)
03/31/2014	10.78	0.29	(0.82)	(0.53)	(0.28)	(0.18)	0.00	(0.46)
03/31/2013	10.89	0.30	0.64	0.94	(0.28)	(0.77)	0.00	(1.05)
Administrative Class
03/31/2017	6.44	0.16	(0.45)	(0.29)	(0.15)	(0.02)	0.00	(0.17)
03/31/2016	11.49	0.28	(0.46)	(0.18)	(0.25)	(4.62)	0.00	(4.87)
03/31/2015	9.79	0.28	1.66	1.94	(0.24)	0.00	0.00	(0.24)
03/31/2014	10.78	0.27	(0.82)	(0.55)	(0.26)	(0.18)	0.00	(0.44)
03/31/2013	10.89	0.28	0.64	0.92	(0.26)	(0.77)	0.00	(1.03)
Class D
03/31/2017	6.44	0.15	(0.44)	(0.29)	(0.15)	(0.02)	0.00	(0.17)
03/31/2016	11.49	0.19	(0.39)	(0.20)	(0.23)	(4.62)	0.00	(4.85)
10/31/2014 - 03/31/2015	10.61	0.11	0.85	0.96	(0.08)	0.00	0.00	(0.08)
Class A
03/31/2017	6.44	0.15	(0.44)	(0.29)	(0.15)	(0.02)	0.00	(0.17)
03/31/2016	11.49	0.26	(0.45)	(0.19)	(0.24)	(4.62)	0.00	(4.86)
03/31/2015	9.79	0.26	1.67	1.93	(0.23)	0.00	0.00	(0.23)
03/31/2014	10.78	0.26	(0.82)	(0.56)	(0.25)	(0.18)	0.00	(0.43)
03/31/2013	10.89	0.26	0.65	0.91	(0.25)	(0.77)	0.00	(1.02)
Class C
03/31/2017	6.44	0.11	(0.45)	(0.34)	(0.10)	(0.02)	0.00	(0.12)
03/31/2016	11.49	0.19	(0.45)	(0.26)	(0.17)	(4.62)	0.00	(4.79)
03/31/2015	9.79	0.18	1.67	1.85	(0.15)	0.00	0.00	(0.15)
03/31/2014	10.78	0.18	(0.81)	(0.63)	(0.18)	(0.18)	0.00	(0.36)
03/31/2013	10.89	0.18	0.64	0.82	(0.16)	(0.77)	0.00	(0.93)

PIMCO Moderate Duration Fund
Institutional Class
03/31/2017	$10.13	$0.26	$(0.04)	$0.22	$(0.20)	$0.00	$0.00	$(0.20)
03/31/2016	10.53	0.27	(0.21)	0.06	(0.28)	(0.18)	0.00	(0.46)
03/31/2015	10.63	0.20	0.19	0.39	(0.35)	(0.14)	0.00	(0.49)
03/31/2014	10.89	0.17	(0.14)	0.03	(0.20)	(0.09)	0.00	(0.29)
03/31/2013	10.74	0.23	0.49	0.72	(0.32)	(0.25)	0.00	(0.57)
Class P
03/31/2017	10.13	0.25	(0.04)	0.21	(0.19)	0.00	0.00	(0.19)
03/31/2016	10.53	0.25	(0.21)	0.04	(0.26)	(0.18)	0.00	(0.44)
03/31/2015	10.63	0.19	0.19	0.38	(0.34)	(0.14)	0.00	(0.48)
03/31/2014	10.89	0.16	(0.14)	0.02	(0.19)	(0.09)	0.00	(0.28)
03/31/2013	10.74	0.22	0.49	0.71	(0.31)	(0.25)	0.00	(0.56)
Administrative Class
03/31/2017	10.13	0.25	(0.05)	0.20	(0.18)	0.00	0.00	(0.18)
07/24/2015 - 03/31/2016	10.39	0.13	(0.06)	0.07	(0.15)	(0.18)	0.00	(0.33)

22	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.63	3.11%	$9,443	1.09%		1.09%		0.90%		0.90%		4.00%		116%
11.29	(0.80)	683	0.95		0.95		0.90		0.90		3.97		59
12.30	6.37	9,164	0.92	*	0.92	*	0.90	*	0.90	*	3.75	*	76

$5.98	(4.21)%	$1,450,163	0.655%		0.655%		0.475%		0.475%		2.77%		61%
6.44	1.82	304,991	0.535		0.535		0.475		0.475		3.23		101
11.49	20.35	318,988	0.495		0.495		0.475		0.475		2.77		244
9.79	(4.67)	523,326	0.485		0.485		0.475		0.475		2.89		100
10.78	8.49	1,546,068	0.505		0.505		0.475		0.475		2.63		143

5.98	(4.31)	39,443	0.755		0.755		0.575		0.575		2.64		61
6.44	1.72	82,647	0.635		0.635		0.575		0.575		3.11		101
11.49	20.23	81,521	0.595		0.595		0.575		0.575		2.73		244
9.79	(4.77)	73,906	0.585		0.585		0.575		0.575		3.00		100
10.78	8.38	40,134	0.605		0.605		0.575		0.575		2.52		143

5.98	(4.46)	20,222	0.905		0.905		0.725		0.725		2.50		61
6.44	1.57	27,613	0.785		0.785		0.725		0.725		3.00		101
11.49	20.05	54,522	0.745		0.745		0.725		0.725		2.60		244
9.79	(4.91)	51,473	0.735		0.735		0.725		0.725		2.74		100
10.78	8.26	66,872	0.755		0.755		0.725		0.725		2.39		143

5.98	(4.58)	5,849	1.035	(c)	1.035	(c)	0.855	(c)	0.855	(c)	2.34		61
6.44	1.41	10,174	0.935		0.935		0.875		0.875		2.63		101
11.49	9.07	1,286	0.895	*	0.895	*	0.875	*	0.875	*	1.91	*	244

5.98	(4.55)	100,476	1.005		1.005		0.825		0.825		2.40		61
6.44	1.47	159,606	0.885		0.885		0.825		0.825		2.88		101
11.49	19.93	198,176	0.845		0.845		0.825		0.825		2.49		244
9.79	(5.01)	175,700	0.835		0.835		0.825		0.825		2.63		100
10.78	8.11	208,077	0.855		0.855		0.825		0.825		2.26		143

5.98	(5.27)	24,735	1.755		1.755		1.575		1.575		1.65		61
6.44	0.71	32,026	1.635		1.635		1.575		1.575		2.11		101
11.49	19.05	35,839	1.595		1.595		1.575		1.575		1.73		244
9.79	(5.71)	25,865	1.585		1.585		1.575		1.575		1.82		100
10.78	7.31	68,538	1.605		1.605		1.575		1.575		1.52		143

$10.15	2.23%	$1,358,377	0.50%		0.50%		0.46%		0.46%		2.53%		269%
10.13	0.54	1,463,730	0.48		0.48		0.46		0.46		2.61		217
10.53	3.75	1,709,990	0.46		0.46		0.46		0.46		1.85		254
10.63	0.31	2,433,490	0.46		0.46		0.46		0.46		1.56		237
10.89	6.84	2,666,070	0.46		0.46		0.46		0.46		2.08		373

10.15	2.13	6,434	0.60		0.60		0.56		0.56		2.44		269
10.13	0.44	6,800	0.58		0.58		0.56		0.56		2.46		217
10.53	3.65	5,285	0.56		0.56		0.56		0.56		1.79		254
10.63	0.20	13,298	0.56		0.56		0.56		0.56		1.51		237
10.89	6.73	31,824	0.56		0.56		0.56		0.56		2.00		373

10.15	2.05	15	0.75		0.75		0.71		0.71		2.39		269
10.13	0.66	9,304	0.73	*	0.73	*	0.71	*	0.71	*	1.87	*	217

ANNUAL REPORT	MARCH 31, 2017	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Mortgage-Backed Securities Fund
Institutional Class
03/31/2017	$10.56	$0.25	$(0.04)	$0.21	$(0.33)	$0.00	$0.00	$(0.33)
03/31/2016	10.57	0.18	0.08	0.26	(0.27)	0.00	0.00	(0.27)
03/31/2015	10.29	0.20	0.36	0.56	(0.27)	0.00	(0.01)	(0.28)
03/31/2014	10.58	0.13	(0.11)	0.02	(0.24)	(0.05)	(0.02)	(0.31)
03/31/2013	10.66	0.10	0.31	0.41	(0.37)	(0.12)	0.00	(0.49)
Class P
03/31/2017	10.56	0.24	(0.04)	0.20	(0.32)	0.00	0.00	(0.32)
03/31/2016	10.57	0.17	0.08	0.25	(0.26)	0.00	0.00	(0.26)
03/31/2015	10.29	0.19	0.36	0.55	(0.26)	0.00	(0.01)	(0.27)
03/31/2014	10.58	0.11	(0.10)	0.01	(0.23)	(0.05)	(0.02)	(0.30)
03/31/2013	10.66	0.10	0.30	0.40	(0.36)	(0.12)	0.00	(0.48)
Administrative Class
03/31/2017	10.56	0.23	(0.04)	0.19	(0.31)	0.00	0.00	(0.31)
03/31/2016	10.57	0.14	0.09	0.23	(0.24)	0.00	0.00	(0.24)
03/31/2015	10.29	0.17	0.36	0.53	(0.24)	0.00	(0.01)	(0.25)
03/31/2014	10.58	0.12	(0.12)	0.00	(0.22)	(0.05)	(0.02)	(0.29)
03/31/2013	10.66	0.09	0.30	0.39	(0.35)	(0.12)	0.00	(0.47)
Class D
03/31/2017	10.56	0.21	(0.04)	0.17	(0.29)	0.00	0.00	(0.29)
03/31/2016	10.57	0.14	0.07	0.21	(0.22)	0.00	0.00	(0.22)
03/31/2015	10.29	0.16	0.36	0.52	(0.23)	0.00	(0.01)	(0.24)
03/31/2014	10.58	0.10	(0.12)	(0.02)	(0.20)	(0.05)	(0.02)	(0.27)
03/31/2013	10.66	0.07	0.30	0.37	(0.33)	(0.12)	0.00	(0.45)
Class A
03/31/2017	10.56	0.21	(0.04)	0.17	(0.29)	0.00	0.00	(0.29)
03/31/2016	10.57	0.14	0.07	0.21	(0.22)	0.00	0.00	(0.22)
03/31/2015	10.29	0.16	0.36	0.52	(0.23)	0.00	(0.01)	(0.24)
03/31/2014	10.58	0.10	(0.12)	(0.02)	(0.20)	(0.05)	(0.02)	(0.27)
03/31/2013	10.66	0.07	0.30	0.37	(0.33)	(0.12)	0.00	(0.45)
Class C
03/31/2017	10.56	0.13	(0.04)	0.09	(0.21)	0.00	0.00	(0.21)
03/31/2016	10.57	0.06	0.08	0.14	(0.15)	0.00	0.00	(0.15)
03/31/2015	10.29	0.08	0.36	0.44	(0.15)	0.00	(0.01)	(0.16)
03/31/2014	10.58	0.02	(0.11)	(0.09)	(0.13)	(0.05)	(0.02)	(0.20)
03/31/2013	10.66	(0.02)	0.31	0.29	(0.25)	(0.12)	0.00	(0.37)

PIMCO Mortgage Opportunities Fund
Institutional Class
03/31/2017	$10.94	$0.45	$0.15	$0.60	$(0.57)	$0.00	$0.00	$(0.57)
03/31/2016	11.15	0.40	(0.15)	0.25	(0.46)	0.00	0.00	(0.46)
03/31/2015	11.06	0.35	0.14	0.49	(0.40)	0.00	0.00	(0.40)
03/31/2014	11.13	0.39	0.00	0.39	(0.44)	(0.02)	0.00	(0.46)
10/22/2012 - 03/31/2013	10.00	0.14	1.14	1.28	(0.15)	0.00	0.00	(0.15)
Class P
03/31/2017	10.94	0.47	0.12	0.59	(0.56)	0.00	0.00	(0.56)
03/31/2016	11.15	0.41	(0.18)	0.23	(0.44)	0.00	0.00	(0.44)
03/31/2015	11.06	0.34	0.14	0.48	(0.39)	0.00	0.00	(0.39)
03/31/2014	11.13	0.34	0.04	0.38	(0.43)	(0.02)	0.00	(0.45)
10/22/2012 - 03/31/2013	10.00	0.15	1.12	1.27	(0.14)	0.00	0.00	(0.14)
Class D
03/31/2017	10.94	0.41	0.15	0.56	(0.53)	0.00	0.00	(0.53)
03/31/2016	11.15	0.36	(0.16)	0.20	(0.41)	0.00	0.00	(0.41)
03/31/2015	11.06	0.31	0.13	0.44	(0.35)	0.00	0.00	(0.35)
03/31/2014	11.13	0.32	0.03	0.35	(0.40)	(0.02)	0.00	(0.42)
10/22/2012 - 03/31/2013	10.00	0.12	1.14	1.26	(0.13)	0.00	0.00	(0.13)

24	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.44	2.04%	$116,443	0.50%		0.50%		0.50%		0.50%		2.39%		1,611%
10.56	2.46	118,641	0.50		0.50		0.50		0.50		1.75		1,930
10.57	5.49	103,968	0.50		0.50		0.50		0.50		1.90		1,501
10.29	0.23	111,544	0.50		0.50		0.50		0.50		1.29		1,021
10.58	3.93	252,445	0.50		0.50		0.50		0.50		0.96		1,226

10.44	1.94	7,933	0.60		0.60		0.60		0.60		2.28		1,611
10.56	2.36	9,898	0.60		0.60		0.60		0.60		1.65		1,930
10.57	5.38	8,150	0.60		0.60		0.60		0.60		1.82		1,501
10.29	0.12	8,679	0.60		0.60		0.60		0.60		1.09		1,021
10.58	3.82	36,644	0.60		0.60		0.60		0.60		0.89		1,226

10.44	1.79	3,540	0.75		0.75		0.75		0.75		2.14		1,611
10.56	2.20	4,565	0.75		0.75		0.75		0.75		1.36		1,930
10.57	5.22	13,760	0.75		0.75		0.75		0.75		1.63		1,501
10.29	(0.02)	35,186	0.75		0.75		0.75		0.75		1.19		1,021
10.58	3.67	42,414	0.75		0.75		0.75		0.75		0.81		1,226

10.44	1.63	36,541	0.90		0.90		0.90		0.90		1.98		1,611
10.56	2.05	42,506	0.90		0.90		0.90		0.90		1.36		1,930
10.57	5.07	37,068	0.90		0.90		0.90		0.90		1.52		1,501
10.29	(0.17)	55,106	0.90		0.90		0.90		0.90		0.96		1,021
10.58	3.51	86,378	0.90		0.90		0.90		0.90		0.62		1,226

10.44	1.63	23,161	0.90		0.90		0.90		0.90		1.99		1,611
10.56	2.05	29,497	0.90		0.90		0.90		0.90		1.34		1,930
10.57	5.07	28,247	0.90		0.90		0.90		0.90		1.52		1,501
10.29	(0.17)	38,798	0.90		0.90		0.90		0.90		0.93		1,021
10.58	3.51	77,316	0.90		0.90		0.90		0.90		0.61		1,226

10.44	0.87	9,226	1.65		1.65		1.65		1.65		1.24		1,611
10.56	1.29	11,143	1.65		1.65		1.65		1.65		0.59		1,930
10.57	4.28	11,110	1.65		1.65		1.65		1.65		0.77		1,501
10.29	(0.92)	13,782	1.65		1.65		1.65		1.65		0.23		1,021
10.58	2.75	22,257	1.65		1.65		1.65		1.65		(0.15)		1,226

$10.97	5.61%	$2,058,869	0.78%		0.78%		0.60%		0.60%		4.03%		1,268%
10.94	2.24	1,400,621	0.69		0.69		0.60		0.60		3.60		1,146
11.15	4.47	1,183,060	0.61		0.61		0.60		0.60		3.15		1,133
11.06	3.59	1,104,355	0.61		0.61		0.60		0.60		3.58		736
11.13	12.79	328,002	0.62	*	0.67	*	0.60	*	0.65	*	2.97	*	427

10.97	5.49	326,786	0.88		0.88		0.70		0.70		4.24		1,268
10.94	2.12	542,161	0.79		0.79		0.70		0.70		3.71		1,146
11.15	4.36	90,964	0.71		0.71		0.70		0.70		3.05		1,133
11.06	3.49	11,550	0.71		0.71		0.70		0.70		3.05		736
11.13	12.74	11,097	0.72	*	0.77	*	0.70	*	0.75	*	3.01	*	427

10.97	5.19	103,653	1.18		1.18		1.00		1.00		3.68		1,268
10.94	1.83	69,778	1.09		1.09		1.00		1.00		3.29		1,146
11.15	4.05	35,899	1.01		1.01		1.00		1.00		2.74		1,133
11.06	3.18	34,083	1.01		1.01		1.00		1.00		2.88		736
11.13	12.59	42,136	1.02	*	1.07	*	1.00	*	1.05	*	2.38	*	427

ANNUAL REPORT	MARCH 31, 2017	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Mortgage Opportunities Fund (Cont.)
Class A
03/31/2017	$10.94	$0.41	$0.15	$0.56	$(0.53)	$0.00	$0.00	$(0.53)
03/31/2016	11.15	0.36	(0.16)	0.20	(0.41)	0.00	0.00	(0.41)
03/31/2015	11.06	0.31	0.13	0.44	(0.35)	0.00	0.00	(0.35)
03/31/2014	11.13	0.34	0.01	0.35	(0.40)	(0.02)	0.00	(0.42)
10/22/2012 - 03/31/2013	10.00	0.14	1.12	1.26	(0.13)	0.00	0.00	(0.13)
Class C
03/31/2017	10.94	0.33	0.14	0.47	(0.44)	0.00	0.00	(0.44)
03/31/2016	11.15	0.28	(0.16)	0.12	(0.33)	0.00	0.00	(0.33)
03/31/2015	11.06	0.23	0.13	0.36	(0.27)	0.00	0.00	(0.27)
03/31/2014	11.13	0.26	0.00	0.26	(0.31)	(0.02)	0.00	(0.33)
10/22/2012 - 03/31/2013	10.00	0.09	1.13	1.22	(0.09)	0.00	0.00	(0.09)

PIMCO Total Return Fund II
Institutional Class
03/31/2017	$9.68	$0.25	$0.00	$0.25	$(0.32)	$(0.02)	$(0.01)	$(0.35)
03/31/2016	10.30	0.27	(0.22)	0.05	(0.27)	(0.40)	0.00	(0.67)
03/31/2015	10.29	0.19	0.25	0.44	(0.25)	(0.18)	0.00	(0.43)
03/31/2014	10.65	0.20	(0.31)	(0.11)	(0.20)	(0.05)	0.00	(0.25)
03/31/2013	10.70	0.25	0.41	0.66	(0.26)	(0.45)	0.00	(0.71)
Class P
03/31/2017	9.68	0.24	0.00	0.24	(0.31)	(0.02)	(0.01)	(0.34)
03/31/2016	10.30	0.27	(0.23)	0.04	(0.26)	(0.40)	0.00	(0.66)
03/31/2015	10.29	0.18	0.25	0.43	(0.24)	(0.18)	0.00	(0.42)
03/31/2014	10.65	0.19	(0.31)	(0.12)	(0.19)	(0.05)	0.00	(0.24)
03/31/2013	10.70	0.23	0.42	0.65	(0.25)	(0.45)	0.00	(0.70)
Administrative Class
03/31/2017	9.68	0.22	0.00	0.22	(0.29)	(0.02)	(0.01)	(0.32)
03/31/2016	10.30	0.25	(0.22)	0.03	(0.25)	(0.40)	0.00	(0.65)
03/31/2015	10.29	0.17	0.24	0.41	(0.22)	(0.18)	0.00	(0.40)
03/31/2014	10.65	0.17	(0.31)	(0.14)	(0.17)	(0.05)	0.00	(0.22)
03/31/2013	10.70	0.22	0.42	0.64	(0.24)	(0.45)	0.00	(0.69)

PIMCO Total Return ESG Fund
Institutional Class
03/31/2017	$9.04	$0.28	$(0.05)	$0.23	$(0.26)	$(0.01)	$0.00	$(0.27)
03/31/2016	9.48	0.29	(0.30)	(0.01)	(0.27)	(0.14)	(0.02)	(0.43)
03/31/2015	9.46	0.19	0.34	0.53	(0.42)	(0.09)	0.00	(0.51)
03/31/2014	9.88	0.17	(0.29)	(0.12)	(0.19)	(0.11)	0.00	(0.30)
03/31/2013	9.76	0.23	0.47	0.70	(0.34)	(0.24)	0.00	(0.58)
Class P
03/31/2017	9.04	0.27	(0.05)	0.22	(0.25)	(0.01)	0.00	(0.26)
03/31/2016	9.48	0.28	(0.30)	(0.02)	(0.26)	(0.14)	(0.02)	(0.42)
03/31/2015	9.46	0.18	0.33	0.51	(0.40)	(0.09)	0.00	(0.49)
03/31/2014	9.88	0.15	(0.28)	(0.13)	(0.18)	(0.11)	0.00	(0.29)
03/31/2013	9.76	0.22	0.47	0.69	(0.33)	(0.24)	0.00	(0.57)
Administrative Class
03/31/2017	9.04	0.26	(0.06)	0.20	(0.23)	(0.01)	0.00	(0.24)
03/31/2016	9.48	0.27	(0.30)	(0.03)	(0.25)	(0.14)	(0.02)	(0.41)
03/31/2015	9.46	0.17	0.33	0.50	(0.39)	(0.09)	0.00	(0.48)
03/31/2014	9.88	0.14	(0.29)	(0.15)	(0.16)	(0.11)	0.00	(0.27)
03/31/2013	9.76	0.21	0.46	0.67	(0.31)	(0.24)	0.00	(0.55)

PIMCO Unconstrained Bond Fund
Institutional Class
03/31/2017	$10.19	$0.58	$0.38	$0.96	$(0.24)	$0.00	$0.00	$(0.24)
03/31/2016	11.18	0.45	(0.79)	(0.34)	(0.61)	0.00	(0.04)	(0.65)
03/31/2015	11.17	0.23	0.00	0.23	(0.22)	0.00	0.00	(0.22)
03/31/2014	11.55	0.18	(0.42)	(0.24)	(0.09)	(0.04)	(0.01)	(0.14)
03/31/2013	11.04	0.30	0.57	0.87	(0.35)	(0.01)	0.00	(0.36)

26	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.97	5.19%	$63,638	1.18%	1.18%	1.00%	1.00%	3.66%	1,268%
10.94	1.83	52,249	1.09	1.09	1.00	1.00	3.28	1,146
11.15	4.05	19,566	1.01	1.01	1.00	1.00	2.78	1,133
11.06	3.18	19,063	1.01	1.01	1.00	1.00	3.11	736
11.13	12.57	4,653	1.02 *	1.07 *	1.00 *	1.05 *	2.79 *	427

10.97	4.40	23,413	1.93	1.93	1.75	1.75	2.94	1,268
10.94	1.07	23,035	1.84	1.84	1.75	1.75	2.54	1,146
11.15	3.28	9,313	1.76	1.76	1.75	1.75	2.03	1,133
11.06	2.40	4,922	1.76	1.76	1.75	1.75	2.33	736
11.13	12.23	2,007	1.77 *	1.82 *	1.75 *	1.80 *	1.82 *	427

$9.58	2.60%	$566,900	0.56%	0.56%	0.50%	0.50%	2.54%	595%
9.68	0.66	774,684	0.56	0.56	0.50	0.50	2.76	516
10.30	4.30	1,048,223	0.50	0.50	0.50	0.50	1.86	363
10.29	(1.05)	2,591,315	0.50	0.50	0.50	0.50	1.89	353
10.65	6.23	3,026,082	0.50	0.50	0.50	0.50	2.26	374

9.58	2.50	11,355	0.66	0.66	0.60	0.60	2.43	595
9.68	0.55	10,534	0.66	0.66	0.60	0.60	2.76	516
10.30	4.19	11,371	0.60	0.60	0.60	0.60	1.75	363
10.29	(1.15)	11,878	0.60	0.60	0.60	0.60	1.79	353
10.65	6.13	17,169	0.60	0.60	0.60	0.60	2.14	374

9.58	2.34	12,993	0.81	0.81	0.75	0.75	2.30	595
9.68	0.40	13,754	0.81	0.81	0.75	0.75	2.53	516
10.30	4.04	21,822	0.75	0.75	0.75	0.75	1.60	363
10.29	(1.30)	53,896	0.75	0.75	0.75	0.75	1.64	353
10.65	5.97	69,577	0.75	0.75	0.75	0.75	2.00	374

$9.00	2.49%	$982,948	0.59%	0.59%	0.50%	0.50%	3.09%	557%
9.04	(0.04)	950,316	0.55	0.55	0.50	0.50	3.22	454
9.48	5.68	1,142,618	0.51	0.51	0.50	0.50	2.00	291
9.46	(1.29)	2,989,171	0.50	0.50	0.50	0.50	1.73	316
9.88	7.19	3,853,810	0.50	0.50	0.50	0.50	2.34	376

9.00	2.39	44,690	0.69	0.69	0.60	0.60	3.00	557
9.04	(0.14)	50,953	0.65	0.65	0.60	0.60	3.10	454
9.48	5.56	51,653	0.61	0.61	0.60	0.60	1.92	291
9.46	(1.39)	113,883	0.60	0.60	0.60	0.60	1.61	316
9.88	7.08	111,523	0.60	0.60	0.60	0.60	2.20	376

9.00	2.23	25,964	0.84	0.84	0.75	0.75	2.90	557
9.04	(0.29)	57,746	0.80	0.80	0.75	0.75	3.00	454
9.48	5.40	90,842	0.76	0.76	0.75	0.75	1.76	291
9.46	(1.54)	113,748	0.75	0.75	0.75	0.75	1.47	316
9.88	6.93	119,239	0.75	0.75	0.75	0.75	2.09	376

$10.91	9.48%	$2,715,487	1.09%	1.09%	0.90%	0.90%	5.45%	275%
10.19	(3.09)	2,841,833	0.99	0.99	0.90	0.90	4.20	389
11.18	2.11	6,729,631	0.90	0.90	0.90	0.90	2.04	270
11.17	(2.08)	17,451,412	0.90	0.90	0.90	0.90	1.59	728
11.55	8.00	16,836,479	0.91	0.91	0.90	0.90	2.65	786

ANNUAL REPORT	MARCH 31, 2017	27

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Unconstrained Bond Fund (Cont.)
Class P
03/31/2017	$10.19	$0.62	$0.32	$0.94	$(0.22)	$0.00	$0.00	$(0.22)
03/31/2016	11.18	0.44	(0.79)	(0.35)	(0.60)	0.00	(0.04)	(0.64)
03/31/2015	11.17	0.22	0.00	0.22	(0.21)	0.00	0.00	(0.21)
03/31/2014	11.55	0.17	(0.42)	(0.25)	(0.08)	(0.04)	(0.01)	(0.13)
03/31/2013	11.04	0.29	0.57	0.86	(0.34)	(0.01)	0.00	(0.35)
Class D
03/31/2017	10.19	0.54	0.37	0.91	(0.19)	0.00	0.00	(0.19)
03/31/2016	11.18	0.41	(0.79)	(0.38)	(0.57)	0.00	(0.04)	(0.61)
03/31/2015	11.17	0.17	0.02	0.19	(0.18)	0.00	0.00	(0.18)
03/31/2014	11.55	0.14	(0.43)	(0.29)	(0.04)	(0.04)	(0.01)	(0.09)
03/31/2013	11.04	0.27	0.56	0.83	(0.31)	(0.01)	0.00	(0.32)
Class A
03/31/2017	10.19	0.54	0.37	0.91	(0.19)	0.00	0.00	(0.19)
03/31/2016	11.18	0.41	(0.79)	(0.38)	(0.57)	0.00	(0.04)	(0.61)
03/31/2015	11.17	0.19	0.00	0.19	(0.18)	0.00	0.00	(0.18)
03/31/2014	11.55	0.14	(0.43)	(0.29)	(0.04)	(0.04)	(0.01)	(0.09)
03/31/2013	11.04	0.27	0.56	0.83	(0.31)	(0.01)	0.00	(0.32)
Class C
03/31/2017	10.20	0.46	0.36	0.82	(0.11)	0.00	0.00	(0.11)
03/31/2016	11.18	0.33	(0.79)	(0.46)	(0.48)	0.00	(0.04)	(0.52)
03/31/2015	11.14	0.11	0.00	0.11	(0.07)	0.00	0.00	(0.07)
03/31/2014	11.55	0.06	(0.43)	(0.37)	(0.00)^	(0.04)	(0.00)^	(0.04)
03/31/2013	11.04	0.20	0.55	0.75	(0.23)	(0.01)	0.00	(0.24)
Class R
03/31/2017	10.19	0.51	0.38	0.89	(0.17)	0.00	0.00	(0.17)
03/31/2016	11.17	0.39	(0.79)	(0.40)	(0.54)	0.00	(0.04)	(0.58)
03/31/2015	11.18	0.17	(0.01)	0.16	(0.17)	0.00	0.00	(0.17)
03/31/2014	11.55	0.11	(0.43)	(0.32)	(0.01)	(0.04)	(0.00)	(0.05)
03/31/2013	11.04	0.24	0.56	0.80	(0.28)	(0.01)	0.00	(0.29)

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.
(c)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

28	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.91	9.37%	$307,329	1.19%	1.19%	1.00%	1.00%	5.92%	275%
10.19	(3.19)	1,148,901	1.09	1.09	1.00	1.00	4.13	389
11.18	2.01	1,499,109	1.00	1.00	1.00	1.00	1.96	270
11.17	(2.18)	3,192,193	1.00	1.00	1.00	1.00	1.49	728
11.55	7.89	2,891,666	1.01	1.01	1.00	1.00	2.51	786

10.91	9.04	107,081	1.49	1.49	1.30	1.30	5.09	275
10.19	(3.48)	127,150	1.39	1.39	1.30	1.30	3.81	389
11.18	1.70	272,813	1.30	1.30	1.30	1.30	1.51	270
11.17	(2.47)	1,271,098	1.30	1.30	1.30	1.30	1.20	728
11.55	7.57	1,488,822	1.31	1.31	1.30	1.30	2.32	786

10.91	9.04	227,510	1.49	1.49	1.30	1.30	5.11	275
10.19	(3.48)	314,002	1.39	1.39	1.30	1.30	3.82	389
11.18	1.70	564,715	1.30	1.30	1.30	1.30	1.65	270
11.17	(2.47)	1,507,660	1.30	1.30	1.30	1.30	1.21	728
11.55	7.57	1,958,198	1.31	1.31	1.30	1.30	2.35	786

10.91	8.12	256,511	2.24	2.24	2.05	2.05	4.36	275
10.20	(4.15)	346,268	2.14	2.14	2.05	2.05	3.07	389
11.18	0.97	568,739	2.05	2.05	2.05	2.05	0.98	270
11.14	(3.18)	931,200	1.95	2.05	1.95	2.05	0.56	728
11.55	6.89	1,084,967	1.95	2.06	1.94	2.05	1.71	786

10.91	8.77	7,531	1.74	1.74	1.55	1.55	4.84	275
10.19	(3.64)	8,045	1.64	1.64	1.55	1.55	3.58	389
11.17	1.41	12,330	1.55	1.55	1.55	1.55	1.53	270
11.18	(2.73)	14,897	1.55	1.55	1.55	1.55	0.95	728
11.55	7.30	15,856	1.56	1.56	1.55	1.55	2.13	786

ANNUAL REPORT	MARCH 31, 2017	29

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Assets:
Investments, at value
Investments in securities*	$1,486,188	$1,323,573	$3,598,100	$2,050,976
Investments in Affiliates	1,069	140	54,464	25,229
Financial Derivative Instruments
Exchange-traded or centrally cleared	108	0	665	350
Over the counter	6,867	809	30,303	9,633
Cash	1	0	1	1
Deposits with counterparty	3,923	588	3,152	1,398
Foreign currency, at value	306	0	1,190	0
Receivable for investments sold	55,689	1,373	56,752	668
Receivable for investments sold on a delayed-delivery basis	0	0	0	0
Receivable for TBA investments sold	19,769	671,330	72,782	0
Receivable for Fund shares sold	2,346	566	664	420
Interest and/or dividends receivable	1,105	2,493	28,800	12,654
Dividends receivable from Affiliates	1	2	13	12
Other assets	0	0	0	0
Total Assets	1,577,372	2,000,874	3,846,886	2,101,341

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$268,059	$31,431	$784,360	$440,940
Payable for sale-buyback transactions	92,355	1,285	31,540	0
Payable for short sales	0	173,112	5,654	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	489	45	1,222	544
Over the counter	7,590	668	33,739	12,070
Payable for investments purchased	0	27,248	52,095	0
Payable for investments in Affiliates purchased	1	2	13	17
Payable for investments purchased on a delayed-delivery basis	0	0	0	4,624
Payable for TBA investments purchased	39,593	1,075,258	115,137	0
Deposits from counterparty	1,844	2,372	6,824	690
Payable for Fund shares redeemed	481	994	4,763	747
Distributions payable	37	103	143	54
Overdraft due to custodian	0	0	0	0
Accrued investment advisory fees	254	156	620	332
Accrued supervisory and administrative fees	255	206	622	384
Accrued distribution fees	0	69	2	23
Accrued servicing fees	0	56	0	28
Other liabilities	0	2	6	0
Total Liabilities	410,958	1,313,007	1,036,740	460,453

Net Assets	$1,166,414	$687,867	$2,810,146	$1,640,888

Net Assets Consist of:
Paid in capital	$1,187,528	$740,415	$2,683,434	$1,769,671
Undistributed (overdistributed) net investment income	(37)	208	2,213	15,387
Accumulated undistributed net realized gain (loss)	6,243	(41,863)	(933)	(110,138)
Net unrealized appreciation (depreciation)	(27,320)	(10,893)	125,432	(34,032)

Net Assets	$1,166,414	$687,867	$2,810,146	$1,640,888

Cost of investments in securities	$1,511,025	$1,332,817	$3,508,606	$2,088,063
Cost of investments in Affiliates	$1,069	$140	$54,464	$25,229
Cost of foreign currency held	$305	$0	$1,184	$0
Proceeds received on short sales	$0	$172,184	$5,655	$0
Cost or premiums of financial derivative instruments, net	$6	$803	$(688)	$(387)

* Includes repurchase agreements of:	$499	$2,388	$2,289	$966

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities Fund	PIMCO Total Return Fund II	PIMCO Total Return ESG Fund	PIMCO Unconstrained Bond Fund

$1,552,725	$335,027	$4,159,569	$806,164	$1,456,592	$3,490,483
83,200	9,678	345,996	46,402	68,726	584,006

2,628	0	173	519	1,442	3,338
6,079	15	15,858	233	2,799	81,090
0	71	0	0	12	665
2,918	894	11,081	2,223	762	3,984
1,714	0	283	0	1,724	4,888
9,058	3,736	2,250	21,395	1,297	146
0	0	22,187	0	0	0
142,846	199,430	1,849,672	243,697	325,740	327,534
744	89	9,264	619	575	1,578
7,894	703	12,104	2,903	5,817	26,446
73	4	327	33	89	503
0	0	3	0	0	0
1,809,879	549,647	6,428,767	1,124,188	1,865,575	4,524,661

$18,348	$0	$310,820	$16,197	$30,650	$185,132
0	0	722,910	0	0	0
0	57,986	602,132	4,523	0	0

825	40	566	326	627	3,639
9,814	138	20,600	934	13,475	22,512
8,052	5,145	65,590	2,870	7,901	30,885
31	4	327	35	89	18
76,608	0	0	0	15,090	0
322,093	289,137	2,097,648	491,784	742,081	588,441
2,339	29	25,915	510	784	63,901
682	194	3,132	313	675	3,440
230	10	1,293	147	114	1,845
5,461	0	0	15,035	0	0
307	44	795	131	237	1,946
258	54	620	132	241	1,082
0	15	38	3	6	201
0	7	19	0	0	112
5	0	3	0	3	58
445,053	352,803	3,852,408	532,940	811,973	903,212

$1,364,826	$196,844	$2,576,359	$591,248	$1,053,602	$3,621,449

$1,400,652	$207,113	$2,588,817	$588,525	$1,071,627	$3,887,162
(8,054)	98	3,212	692	(3,384)	82,733
(34,623)	(12,333)	(63,375)	(9,227)	(7,584)	(524,204)
6,851	1,966	47,705	11,258	(7,057)	175,758

$1,364,826	$196,844	$2,576,359	$591,248	$1,053,602	$3,621,449

$1,547,491	$333,288	$4,116,933	$795,148	$1,448,473	$3,366,913
$83,201	$9,678	$345,983	$46,401	$68,729	$584,057
$1,712	$0	$285	$0	$1,730	$4,905
$0	$57,724	$600,406	$4,524	$0	$0
$(1,760)	$(55)	$(9,950)	$(1,313)	$(780)	$(3,069)

$0	$0	$597	$0	$371	$2,512

ANNUAL REPORT	MARCH 31, 2017	31

Statements of Assets and Liabilities (Cont.)

	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Net Assets:
Institutional Class	$1,125,339	$296,252	$2,790,764	$1,450,163
Class P	41,075	63,938	9,939	39,443
Administrative Class	N/A	N/A	N/A	20,222
Class D	N/A	79,589	9,443	5,849
Class A	N/A	173,854	N/A	100,476
Class C	N/A	74,234	N/A	24,735
Class R	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:
Institutional Class	151,154	26,665	262,617	242,584
Class P	5,517	5,755	935	6,598
Administrative Class	N/A	N/A	N/A	3,383
Class D	N/A	7,163	889	978
Class A	N/A	15,648	N/A	16,808
Class C	N/A	6,682	N/A	4,138
Class R	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding:
Institutional Class	$7.44	$11.11	$10.63	$5.98
Class P	7.44	11.11	10.63	5.98
Administrative Class	N/A	N/A	N/A	5.98
Class D	N/A	11.11	10.63	5.98
Class A	N/A	11.11	N/A	5.98
Class C	N/A	11.11	N/A	5.98
Class R	N/A	N/A	N/A	N/A

32	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities Fund	PIMCO Total Return Fund II	PIMCO Total Return ESG Fund	PIMCO Unconstrained Bond Fund

$1,358,377	$116,443	$2,058,869	$566,900	$982,948	$2,715,487
6,434	7,933	326,786	11,355	44,690	307,329
15	3,540	N/A	12,993	25,964	N/A
N/A	36,541	103,653	N/A	N/A	107,081
N/A	23,161	63,638	N/A	N/A	227,510
N/A	9,226	23,413	N/A	N/A	256,511
N/A	N/A	N/A	N/A	N/A	7,531

133,850	11,153	187,741	59,154	109,221	248,939
634	760	29,799	1,185	4,965	28,174
1	339	N/A	1,356	2,886	N/A
N/A	3,500	9,452	N/A	N/A	9,817
N/A	2,218	5,803	N/A	N/A	20,856
N/A	884	2,135	N/A	N/A	23,516
N/A	N/A	N/A	N/A	N/A	690

$10.15	$10.44	$10.97	$9.58	$9.00	$10.91
10.15	10.44	10.97	9.58	9.00	10.91
10.15	10.44	N/A	9.58	9.00	N/A
N/A	10.44	10.97	N/A	N/A	10.91
N/A	10.44	10.97	N/A	N/A	10.91
N/A	10.44	10.97	N/A	N/A	10.91
N/A	N/A	N/A	N/A	N/A	10.91

ANNUAL REPORT	MARCH 31, 2017	33

Statements of Operations

Year Ended March 31, 2017
(Amounts in thousands†)	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Investment Income:
Interest, net of foreign taxes*	$23,460	$18,266	$144,399	$35,762
Dividends	0	0	1,457	0
Dividends from Investments in Affiliates	9	391	85	57
Total Income	23,469	18,657	145,941	35,819

Expenses:
Investment advisory fees	1,688	1,999	7,249	2,359
Supervisory and administrative fees	1,725	2,653	7,270	2,873
Distribution and/or servicing fees - Administrative Class	0	0	0	66
Distribution and/or servicing fees - Class D	0	230	15	30
Distribution fees - Class C	0	649	0	239
Distribution fees - Class R	0	0	0	0
Servicing fees - Class A	0	518	0	327
Servicing fees - Class C	0	216	0	80
Servicing fees - Class R	0	0	0	0
Trustee fees	4	6	22	7
Interest expense	1,191	68	5,511	1,804
Miscellaneous expense	0	13	6	0
Total Expenses	4,608	6,352	20,073	7,785

Net Investment Income	18,861	12,305	125,868	28,034

Net Realized Gain (Loss):
Investments in securities	18,318	(750)	104,360	8,742
Investments in Affiliates	(1)	44	3	1
Exchange-traded or centrally cleared financial derivative instruments	12,420	(1,490)	(14,352)	9,631
Over the counter financial derivative instruments	1,817	530	3,094	1,526
Short sales	0	(37)	154	0
Foreign currency	(37)	50	122	0

Net Realized Gain (Loss)	32,517	(1,653)	93,381	19,900

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(70,583)	(11,376)	(133,958)	(74,847)
Investments in Affiliates	0	(24)	0	0
Exchange-traded or centrally cleared financial derivative instruments	(1,635)	2,656	44,915	5,639
Over the counter financial derivative instruments	(982)	327	(3,522)	(2,234)
Short sales	0	1,025	30	0
Foreign currency assets and liabilities	12	0	9	0

Net Change in Unrealized Appreciation (Depreciation)	(73,188)	(7,392)	(92,526)	(71,442)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(21,810)	$3,260	$126,723	$(23,508)

* Foreign tax withholdings	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Administrative Class Shares liquidated at the close of business on January 13, 2017.

34	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities Fund	PIMCO Total Return Fund II	PIMCO Total Return ESG Fund	PIMCO Unconstrained Bond Fund

$44,291	$5,810	$106,173	$22,657	$38,531	$264,107
400	0	1,923	400	1,010	393
207	94	2,526	236	259	871
44,898	5,904	110,622	23,293	39,800	265,371

3,699	511	7,971	1,878	2,703	24,009
3,114	632	6,286	1,889	2,751	13,653
13	10	0	32	117	2 ^
0	92	191	0	0	278
0	80	183	0	0	2,227
0	0	0	0	0	20
0	70	133	0	0	660
0	27	61	0	0	742
0	0	0	0	0	20
11	1	16	6	8	31
567	2	3,954	432	947	7,586
4	0	10	1	3	9
7,408	1,425	18,805	4,238	6,529	49,237

37,490	4,479	91,817	19,055	33,271	216,134

(20,442)	171	(29,019)	9,689	(8,058)	144,255
15	15	97	8	(7)	(13)
(25,407)	229	(4,412)	(12,870)	(17,323)	(135,556)
35,032	378	9,592	3,405	42,377	585,606
14	(22)	1,101	33	2	0
(4,697)	4	(353)	0	(3,812)	(7,661)

(15,485)	775	(22,994)	265	13,179	586,631

(12,388)	(2,324)	3,395	(22,460)	(21,092)	(174,532)
(6)	(7)	0	(2)	(3)	(69)
32,855	906	20,476	23,736	30,565	214,945
(11,409)	(78)	26,438	(893)	(29,955)	(489,606)
107	(86)	980	8	0	0
299	0	(18)	0	73	713

9,458	(1,589)	51,271	389	(20,412)	(448,549)

$31,463	$3,665	$120,094	$19,709	$26,038	$354,216

$1	$0	$0	$0	$0	$49

ANNUAL REPORT	MARCH 31, 2017	35

Statements of Changes in Net Assets

	PIMCO Extended Duration Fund		PIMCO GNMA Fund		PIMCO Long Duration Total Return Fund

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$18,861	$9,827	$12,305	$10,870	$125,868	$164,652
Net realized gain (loss)	32,517	28,408	(1,653)	8,555	93,381	99,877
Net change in unrealized appreciation (depreciation)	(73,188)	(36,159)	(7,392)	(4,783)	(92,526)	(356,631)

Net Increase (Decrease) in Net Assets Resulting from Operations	(21,810)	2,076	3,260	14,642	126,723	(92,102)

Distributions to Shareholders:
From net investment income
Institutional Class	(17,487)	(10,444)	(9,907)	(7,573)	(121,627)	(196,785)
Class P	(917)	(1,101)	(2,143)	(1,577)	(468)	(833)
Administrative Class	0	0	0	0	0	0
Class D	0	0	(2,336)	(1,981)	(235)	(268)
Class A	0	0	(5,260)	(4,579)	0	0
Class C	0	0	(1,553)	(1,158)	0	0
Class R	0	0	0	0	0	0
From net realized capital gains
Institutional Class	(26,735)	(6,021)	0	0	(131,737)	(91,572)
Class P	(1,307)	(702)	0	0	(527)	(360)
Administrative Class	0	0	0	0	0	0
Class D	0	0	0	0	(408)	(149)
Class A	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Tax basis return of capital
Institutional Class	0	0	0	(384)	0	0
Class P	0	0	0	(83)	0	0
Administrative Class	0	0	0	0	0	0
Class D	0	0	0	(121)	0	0
Class A	0	0	0	(283)	0	0
Class C	0	0	0	(117)	0	0
Class R	0	0	0	0	0	0

Total Distributions(a)	(46,446)	(18,268)	(21,199)	(17,856)	(255,002)	(289,967)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	773,777	56,371	(157,964)	12,001	(22,955)	(1,062,183)

Total Increase (Decrease) in Net Assets	705,521	40,179	(175,903)	8,787	(151,234)	(1,444,252)

Net Assets:
Beginning of year	460,893	420,714	863,770	854,983	2,961,380	4,405,632
End of year*	$1,166,414	$460,893	$687,867	$863,770	$2,810,146	$2,961,380

* Including undistributed (overdistributed) net investment income of:	$(37)	$(372)	$208	$64	$2,213	$(675)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

36	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Long-Term U.S. Government Fund		PIMCO Moderate Duration Fund		PIMCO Mortgage-Backed Securities Fund		PIMCO Mortgage Opportunities Fund

Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

$28,034	$21,166	$37,490	$41,192	$4,479	$3,188	$91,817	$61,411
19,900	29,731	(15,485)	10,752	775	2,687	(22,994)	10,607
(71,442)	(42,660)	9,458	(45,860)	(1,589)	(1,104)	51,271	(35,690)

(23,508)	8,237	31,463	6,084	3,665	4,771	120,094	36,328

(20,842)	(10,383)	(29,410)	(42,416)	(3,695)	(2,754)	(95,106)	(52,135)
(1,864)	(2,148)	(129)	(169)	(246)	(200)	(16,797)	(16,243)
(640)	(1,044)	(100)	(89)	(113)	(204)	0	0
(267)	(155)	0	0	(995)	(941)	(3,620)	(2,149)
(3,020)	(4,336)	0	0	(747)	(603)	(2,565)	(1,251)
(497)	(503)	0	0	(207)	(146)	(985)	(523)
0	0	0	0	0	0	0	0

(2,789)	(100,917)	0	(25,798)	0	0	0	0
(151)	(33,737)	0	(119)	0	0	0	0
(90)	(11,304)	0	(154)	0	0	0	0
(22)	(428)	0	0	0	0	0	0
(430)	(53,713)	0	0	0	0	0	0
(114)	(10,772)	0	0	0	0	0	0

0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0

(30,726)	(229,440)	(29,639)	(68,745)	(6,003)	(4,848)	(119,073)	(72,301)

1,078,065	147,928	(116,832)	(172,780)	(17,068)	14,024	487,494	785,015

1,023,831	(73,275)	(115,008)	(235,441)	(19,406)	13,947	488,515	749,042

617,057	690,332	1,479,834	1,715,275	216,250	202,303	2,087,844	1,338,802
$1,640,888	$617,057	$1,364,826	$1,479,834	$196,844	$216,250	$2,576,359	$2,087,844

$15,387	$14,412	$(8,054)	$(15,254)	$98	$215	$3,212	$12,578

ANNUAL REPORT	MARCH 31, 2017	37

Statements of Changes in Net Assets (Cont.)

	PIMCO Total Return Fund II		PIMCO Total Return ESG Fund		PIMCO Unconstrained Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

(Decrease) in Net Assets from:

Operations:
Net investment income	$19,055	$25,039	$33,271	$35,771	$216,134	$294,587
Net realized gain (loss)	265	(868)	13,179	15,983	586,631	(435,976)
Net change in unrealized appreciation (depreciation)	389	(22,304)	(20,412)	(55,395)	(448,549)	(104,000)

Net Increase (Decrease) in Net Assets Resulting from Operations	19,709	1,867	26,038	(3,641)	354,216	(245,389)

Distributions to Shareholders:
From net investment income
Institutional Class	(23,961)	(24,616)	(27,801)	(30,572)	(59,985)	(238,898)
Class P	(341)	(195)	(1,309)	(1,363)	(13,903)	(75,737)
Administrative Class	(389)	(426)	(1,241)	(1,844)	(13)^	(103)
Class D	0	0	0	0	(2,043)	(9,702)
Class A	0	0	0	0	(4,875)	(21,118)
Class C	0	0	0	0	(3,259)	(19,060)
Class R	0	0	0	0	(128)	(541)
From net realized capital gains
Institutional Class	(1,754)	(33,088)	(608)	(14,563)	0	0
Class P	(26)	(177)	(30)	(670)	0	0
Administrative Class	(30)	(546)	(31)	(929)	0 ^	0
Class D	0	0	0	0	0	0
Class A	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Tax basis return of capital
Institutional Class	(460)	0	0	(1,716)	0	(17,898)
Class P	(7)	0	0	(80)	0	(5,202)
Administrative Class	(8)	0	0	(112)	0	(7)
Class D	0	0	0	0	0	(774)
Class A	0	0	0	0	0	(1,649)
Class C	0	0	0	0	0	(1,739)
Class R	0	0	0	0	0	(40)

Total Distributions(a)	(26,976)	(59,048)	(31,020)	(51,849)	(84,206)	(392,468)

Fund Share Transactions:
Net (decrease) resulting from Fund share transactions**	(200,457)	(225,263)	(431)	(170,608)	(1,436,526)	(4,223,542)

Total (Decrease) in Net Assets	(207,724)	(282,444)	(5,413)	(226,098)	(1,166,516)	(4,861,399)

Net Assets:
Beginning of year	798,972	1,081,416	1,059,015	1,285,113	4,787,965	9,649,364
End of year*	$591,248	$798,972	$1,053,602	$1,059,015	$3,621,449	$4,787,965

* Including undistributed (overdistributed) net investment income of:	$692	$4,239	$(3,384)	$(25,716)	$82,733	$(571,515)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
^	Administrative Class Shares liquidated at the close of business on January 13, 2017.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

38	PIMCO BOND FUNDS	See Accompanying Notes

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2017	39

Statements of Cash Flows

Year Ended March 31, 2017
(Amounts in thousands†)	PIMCO Extended Duration Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(21,810)

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(1,808,731)
Proceeds from sales of long-term securities	803,137
Purchases of (proceeds from) sales of short-term portfolio investments, net	1,687
(Increase) decrease in deposits with counterparty	(2,842)
(Increase) decrease in receivable for investments sold	(75,429)
(Increase) decrease in interest and/or dividends receivable	(458)
(Increase) decrease in dividends receivable from Affiliates	0
Proceeds from exchange-traded or centrally cleared financial derivative instruments	11,047
Proceeds from over the counter financial derivative instruments	1,857
Decrease in other assets	0
Increase (decrease) in payable for investments purchased	39,565
Increase (decrease) in deposits from counterparty	1,844
Increase (decrease) in accrued investment advisory fees	156
Increase (decrease) in accrued supervisory and administrative fees	151
Increase (decrease) in accrued distribution fees	0
Increase (decrease) in accrued servicing fees	0
Proceeds from (Payments on) short sales transactions, net	0
Proceeds from (Payments on) foreign currency transactions	(25)
Increase (decrease) in other liabilities	(1)
Net Realized (Gain) Loss
Investments in securities	(18,318)
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	(12,420)
Over the counter financial derivative instruments	(1,817)
Short sales	0
Foreign currency	37
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	70,583
Investments in Affiliates	0
Exchange-traded or centrally cleared financial derivative instruments	1,635
Over the counter financial derivative instruments	982
Short sales	0
Foreign currency assets and liabilities	(12)
Net amortization (accretion) on investments	(18,137)

Net Cash Provided by (Used for) Operating Activities	(1,027,318)

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	1,009,666
Payments on shares redeemed	(282,517)
Cash dividend paid*	(1,328)
Proceeds from reverse repurchase agreements	2,481,020
Payments on reverse repurchase agreements	(2,271,604)
Proceeds from sale-buyback transactions	1,469,787
Payments on sale-buyback transactions	(1,377,432)

Net Cash Received from (Used for) Financing Activities	1,027,592

Net Increase (Decrease) in Cash and Foreign Currency	274

Cash and Foreign Currency:
Beginning of year	33
End of year	$307

* Reinvestment of distributions	$45,118

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

40	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Mortgage Opportunities Fund	PIMCO Unconstrained Bond Fund

$126,723	$(23,508)	$120,094	$354,216

(4,482,517)	(2,231,054)	(48,976,348)	(15,066,924)
4,288,749	800,208	47,898,547	18,123,224
(55,737)	(23,057)	(285,130)	(574,829)
954	459	(7,442)	5,483
43,565	135	(756,735)	692,627
412	(9,106)	(3,807)	15,883
(2)	0	(294)	(421)
30,984	15,551	15,628	71,409
3,559	1,765	10,658	590,210
0	4	0	0
166,938	4,591	816,840	(421,455)
253	(67)	19,518	(510,129)
(11)	214	176	(592)
(10)	227	113	(388)
2	(5)	9	(52)
0	(14)	3	(32)
(14,253)	0	157,877	(105,061)
131	0	(371)	(6,924)
1	(1)	(4)	20

(104,360)	(8,742)	29,019	(144,255)
(3)	(1)	(97)	13
14,352	(9,631)	4,412	135,556
(3,094)	(1,526)	(9,592)	(585,606)
(154)	0	(1,101)	0
(122)	0	353	7,661

133,958	74,847	(3,395)	174,532
0	0	0	69
(44,915)	(5,639)	(20,476)	(214,945)
3,522	2,234	(26,438)	489,606
(30)	0	(980)	0
(9)	0	18	(713)
(9,596)	(822)	27,026	(9,180)

99,290	(1,412,938)	(991,919)	3,019,004

794,864	1,721,045	1,546,240	1,645,980
(1,093,255)	(671,999)	(1,165,714)	(3,163,112)
(4,562)	(1,561)	(21,477)	(23,014)
7,473,425	3,827,300	2,558,204	8,002,719
(7,283,282)	(3,459,188)	(2,376,943)	(9,479,023)
3,358,338	1,715,647	48,469,051	2,390,666
(3,344,067)	(1,718,306)	(48,020,497)	(2,390,666)

(98,539)	1,412,938	988,864	(3,016,450)

751	0	(3,055)	2,554

440	1	3,338	2,999
$1,191	$1	$283	$5,553

$250,454	$29,246	$97,468	$61,456

$4,741	$0	$4,059	$1,359

ANNUAL REPORT	MARCH 31, 2017	41

Schedule of Investments PIMCO Extended Duration Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 127.4%

CORPORATE BONDS & NOTES 1.1%

BANKING & FINANCE 0.4%
Deutsche Bank AG
4.250% due 10/14/2021	$1,300	$1,334
Dexia Credit Local S.A.
1.875% due 09/15/2021	1,600	1,544
Goldman Sachs Group, Inc.
2.789% due 10/28/2027	2,000	2,061

		4,939

INDUSTRIALS 0.2%
Georgia-Pacific LLC
7.750% due 11/15/2029	30	42
United Airlines Pass-Through Trust
2.875% due 04/07/2030	1,100	1,064
3.100% due 04/07/2030	1,100	1,059

		2,165

UTILITIES 0.5%
Consolidated Edison Co. of New York, Inc.
3.850% due 06/15/2046	3,200	3,080
Petrobras Global Finance BV
7.375% due 01/17/2027	1,150	1,219
8.375% due 05/23/2021	1,100	1,247

		5,546

Total Corporate Bonds & Notes (Cost $12,593)		12,650

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	95	91

Total Municipal Bonds & Notes (Cost $91)		91

U.S. GOVERNMENT AGENCIES 4.3%
Fannie Mae
0.000% due 11/15/2030 (a)	400	255
2.750% due 11/01/2031	796	759
3.000% due 07/25/2043	1,629	1,518
3.610% due 07/01/2029	1,600	1,645
3.700% due 09/01/2034	2,113	2,176
3.950% due 12/01/2045	600	610
4.000% due 02/25/2019	9	9
5.000% due 08/25/2033	59	67
5.500% due 04/25/2033 - 08/25/2035	85	92
6.000% due 12/25/2034	209	264
Fannie Mae, TBA
3.000% due 05/01/2047	15,000	14,849
3.500% due 05/01/2047	5,000	5,104
Freddie Mac
0.000% due 03/15/2028 - 07/15/2032 (a)	21,309	13,906
3.000% due 04/15/2053	1,729	1,617
5.500% due 02/15/2024	62	68
6.000% due 06/15/2035	337	385
Ginnie Mae
5.500% due 10/20/2037	168	198
NCUA Guaranteed Notes
1.148% due 11/06/2017	379	379
Residual Funding Corp. STRIPS (a)
0.000% due 04/15/2030	4,100	2,718
Resolution Funding Corp. STRIPS (a)
0.000% due 04/15/2028 - 04/15/2029	3,191	2,224
Small Business Administration
5.290% due 12/01/2027	143	154

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tennessee Valley Authority
4.625% due 09/15/2060	$1,000	$1,144

Total U.S. Government Agencies (Cost $48,958)		50,141

U.S. TREASURY OBLIGATIONS 117.5%
U.S. Treasury Bonds
2.500% due 02/15/2045 (d)	1,170	1,051
2.875% due 08/15/2045 (d)	3,340	3,239
2.875% due 11/15/2046 (d)	2,310	2,241
3.000% due 11/15/2044 (d)	2,700	2,688
3.000% due 02/15/2047 (d)	20,100	20,021
3.125% due 02/15/2043 (d)	44,800	45,690
3.625% due 08/15/2043 (d)	8,200	9,130
3.625% due 02/15/2044 (d)(h)	11,550	12,869
4.750% due 02/15/2041 (d)	24,300	31,819
U.S. Treasury Inflation Protected Securities (b)
0.375% due 07/15/2023 (d)	7,681	7,809
0.750% due 02/15/2045 (d)	787	751
1.375% due 02/15/2044 (d)	2,032	2,245
2.500% due 01/15/2029 (d)	1,199	1,468
U.S. Treasury Notes
1.625% due 05/31/2023 (d)	1,160	1,126
2.250% due 02/15/2027 (d)	44,300	43,735
U.S. Treasury STRIPS (a)
0.000% due 11/15/2028	17,500	13,043
0.000% due 05/15/2031	7,750	5,232
0.000% due 05/15/2032	21,700	14,145
0.000% due 05/15/2033	14,200	8,933
0.000% due 08/15/2033	50,000	31,178
0.000% due 05/15/2034	109,600	66,484
0.000% due 08/15/2034	44,900	27,015
0.000% due 11/15/2034	67,400	40,218
0.000% due 08/15/2035	22,500	13,075
0.000% due 11/15/2035	70,400	40,621
0.000% due 05/15/2036	52,000	29,432
0.000% due 11/15/2036	76,900	42,724
0.000% due 02/15/2037	24,500	13,499
0.000% due 05/15/2037 (d)	133,250	72,579
0.000% due 02/15/2042 (f)(h)	9,500	4,421
0.000% due 05/15/2042 (f)(h)	9,700	4,468
0.000% due 08/15/2042 (d)	207,500	94,544
0.000% due 11/15/2042	139,200	62,944
0.000% due 02/15/2043 (d)	166,700	74,628
0.000% due 05/15/2043	113,700	50,479
0.000% due 08/15/2043	136,500	60,067
0.000% due 11/15/2043 (d)	209,200	92,007
0.000% due 02/15/2044 (d)	165,900	72,253
0.000% due 02/15/2044 (h)	20,800	8,850
0.000% due 05/15/2044	88,500	38,182
0.000% due 11/15/2044	118,300	50,206
0.000% due 02/15/2045 (d)	160,700	67,526
0.000% due 05/15/2045	89,950	37,515
0.000% due 08/15/2045	76,000	31,424
0.000% due 02/15/2046	21,200	8,633
0.000% due 05/15/2046	21,200	8,564

Total U.S. Treasury Obligations (Cost $1,396,931)		1,370,771

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.8%
1166 Avenue of the Americas Commercial Mortgage Trust
5.690% due 10/13/2037	3,000	3,309
Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	800	864
4.957% due 08/10/2035	600	639
CityLine Commercial Mortgage Trust
2.778% due 11/10/2031	2,800	2,781
Core Industrial Trust
3.494% due 02/10/2037	1,100	1,082
Countrywide Home Loan Mortgage Pass-Through Trust
3.140% due 09/25/2047 ^	376	349
Credit Suisse Commercial Mortgage Trust
4.373% due 09/15/2037	1,700	1,601
Credit Suisse First Boston Mortgage Securities Corp.
2.809% due 07/25/2033	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DBWF Mortgage Trust
3.791% due 12/10/2036	$4,400	$4,584
GS Mortgage Securities Trust
3.602% due 10/10/2049	1,800	1,791
3.805% due 10/10/2035	800	810
Hilton USA Trust
4.194% due 11/05/2038	1,000	983
Hudson’s Bay Simon JV Trust
5.447% due 08/05/2034	1,000	969
JPMorgan Chase Commercial Mortgage Securities Trust
2.798% due 10/05/2031	2,800	2,820
JPMorgan Mortgage Trust
3.420% due 07/25/2035	141	142
Morgan Stanley Bank of America Merrill Lynch Trust
2.729% due 09/15/2049	600	588
VNDO Trust
3.805% due 01/10/2035	3,600	3,730
WaMu Mortgage Pass-Through Certificates Trust
1.368% due 01/25/2047	3	3
2.116% due 10/25/2046	8	7
Wells Fargo Commercial Mortgage Trust
3.486% due 12/15/2059	3,800	3,914
4.393% due 11/15/2043	1,100	1,165

Total Non-Agency Mortgage-Backed Securities (Cost $32,157)		32,132

ASSET-BACKED SECURITIES 0.6%
Bear Stearns Asset-Backed Securities Trust
3.041% due 07/25/2036	4	4
Dryden Senior Loan Fund
2.223% due 01/15/2025	800	801
Galaxy CLO Ltd.
2.278% due 11/16/2025	1,300	1,300
Navient Student Loan Trust
2.132% due 03/25/2066	1,367	1,383
Race Point CLO Ltd.
2.238% due 11/08/2024	1,215	1,216
Sunset Mortgage Loan Co. LLC
4.459% due 09/18/2045	283	284
Wells Fargo Home Equity Asset-Backed Securities Trust
1.252% due 07/25/2036	1,600	1,463
WhiteHorse Ltd.
2.235% due 02/03/2025	1,100	1,101

Total Asset-Backed Securities (Cost $7,455)		7,552

SOVEREIGN ISSUES 1.1%
Brazil Government International Bond
5.625% due 02/21/2047	2,300	2,237
Development Bank of Japan, Inc.
1.625% due 09/01/2021	1,500	1,447
Export-Import Bank of India
3.375% due 08/05/2026	1,200	1,149
Kuwait International Government Bond
2.750% due 03/20/2022	2,200	2,206
3.500% due 03/20/2027	3,300	3,339
Qatar Government International Bond
4.625% due 06/02/2046	200	206
Saudi Government International Bond
2.375% due 10/26/2021	600	590
3.250% due 10/26/2026	500	487
4.500% due 10/26/2046	700	691

Total Sovereign Issues (Cost $12,341)		12,352

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (c) 0.0%
		499

Total Short-Term Instruments (Cost $499)		499

Total Investments in Securities (Cost $1,511,025)		1,486,188

42	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%
PIMCO Short-Term Floating NAV Portfolio III	108,099	$1,069

Total Short-Term Instruments (Cost $1,069)		1,069

Total Investments in Affiliates (Cost $1,069)		1,069

Total Investments 127.5% (Cost $1,512,094)		$1,487,257

Financial Derivative Instruments (e)(g) (0.1)% (Cost or Premiums, net $6)		(1,104)

Other Assets and Liabilities, net (27.4)%		(319,739)

Net Assets 100.0%		$1,166,414

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Zero coupon security.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$499	U.S. Treasury Notes 1.625% due 12/31/2019(2)	$(514)	$499	$499

Total Repurchase Agreements						$(514)	$499	$499

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOM	0.790%	02/23/2017	04/21/2017	$(6,616)	$(6,622)
	0.810	01/23/2017	04/21/2017	(1,644)	(1,647)
BOS	0.820	01/03/2017	04/03/2017	(1,984)	(1,988)
	0.820	01/04/2017	04/04/2017	(57,721)	(57,838)
	1.050	03/14/2017	04/04/2017	(9,628)	(9,634)
BSN	0.820	01/19/2017	04/19/2017	(2,727)	(2,732)
	0.850	01/03/2017	04/03/2017	(55,229)	(55,347)
	0.850	01/05/2017	04/05/2017	(8,972)	(8,990)
	0.950	04/03/2017	05/03/2017	(55,689)	(55,689)
GRE	0.870	03/06/2017	04/06/2017	(3,325)	(3,327)
	1.000	03/13/2017	04/19/2017	(874)	(874)
	1.080	03/24/2017	04/07/2017	(3,347)	(3,348)
JPS	0.600	03/15/2017	04/17/2017	(2,192)	(2,192)
	0.880	03/21/2017	04/04/2017	(14,873)	(14,878)
	0.970	03/29/2017	04/05/2017	(5,019)	(5,019)
SGY	0.700	03/21/2017	04/04/2017	(37,924)	(37,934)

Total Reverse Repurchase Agreements					$(268,059)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	43

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BCY	0.750%	03/24/2017	04/04/2017	$(5,628)	$(5,629)
GSC	1.000	03/14/2017	04/25/2017	(1,387)	(1,388)
MSC	0.830	01/05/2017	04/05/2017	(26,887)	(26,941)
TDM	0.750	02/09/2017	04/10/2017	(13,193)	(13,208)
	0.760	02/22/2017	04/21/2017	(19,505)	(19,521)
	0.770	02/22/2017	04/21/2017	(25,646)	(25,668)

Total Sale-Buyback Transactions					$(92,355)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(d)	Securities with an aggregate market value of $361,457 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$0	$(8,269)	$0	$(8,269)	$8,291	$22
BOS	0	(69,460)	0	(69,460)	69,521	61
BSN	0	(122,758)	0	(122,758)	122,259	(499)
GRE	0	(7,549)	0	(7,549)	7,622	73
JPS	0	(22,089)	0	(22,089)	21,945	(144)
RYL	0	0	0	0	(190)	(190)
SGY	0	(37,934)	0	(37,934)	37,874	(60)
SSB	499	0	0	499	(514)	(15)
TOR	0	0	0	0	(169)	(169)

Master Securities Forward Transaction Agreement
BCY	0	0	(5,629)	(5,629)	5,627	(2)
GSC	0	0	(1,388)	(1,388)	1,428	40
MSB	0	0	0	0	(340)	(340)
MSC	0	0	(26,941)	(26,941)	27,110	169
TDM	0	0	(58,397)	(58,397)	58,283	(114)

Total Borrowings and Other Financing Transactions	$499	$(268,059)	$(92,355)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(212,370)	$0	$0	$(212,370)

Total	$0	$(212,370)	$0	$0	$(212,370)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(92,355)	0	0	(92,355)

Total	$0	$(92,355)	$0	$0	$(92,355)

Total Borrowings	$0	$(304,725)	$0	$0	$(304,725)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions(6)					$(304,725)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(161,364) at a weighted average interest rate of 0.721%.
(4)	Payable for sale-buyback transactions includes $(21) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	Unsettled reverse repurchase agreements liability of $(55,689) is outstanding at period end.

44	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME 90-Day Eurodollar June Futures	$98.500	06/19/2017	1,557	$42	$10

Total Purchased Options				$42	$10

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	Short	06/2017	221	$(45)	$0	$(18)
U.S. Treasury 10-Year Note June Futures	Short	06/2017	686	(127)	0	(150)
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	304	(234)	0	(95)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	221	171	69	0

Total Futures Contracts				$(235)	$69	$(263)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-27 5-Year Index	1.000%	12/20/2021	$ 6,300	$(119)	$(26)	$0	$(2)
CDX.IG-28 5-Year Index	1.000	06/20/2022	8,100	(137)	(9)	0	(3)
iTraxx Europe Main 25 5-Year Index	1.000	06/20/2021	EUR 14,600	(277)	5	0	(8)

				$(533)	$(30)	$0	$(13)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	06/30/2026	$		5,000	$352	$(60)	$0	$(8)
Receive	3-Month USD-LIBOR	1.515	06/30/2026			8,800	607	(106)	0	(15)
Receive	3-Month USD-LIBOR	1.555	06/30/2026			8,800	577	(107)	0	(15)
Receive	3-Month USD-LIBOR	1.750	12/21/2026			17,920	913	(237)	0	(26)
Receive(4)	3-Month USD-LIBOR	2.288	06/01/2027			1,600	23	(15)	0	(3)
Receive(4)	3-Month USD-LIBOR	1.500	06/21/2027			56,900	4,908	(521)	0	(96)
Receive	3-Month USD-LIBOR	2.500	06/15/2046			11,800	413	(304)	0	(20)
Receive(4)	3-Month USD-LIBOR	1.750	06/21/2047			18,400	3,830	(338)	0	(30)
Receive	28-Day MXN-TIIE	7.150	12/21/2018		MXN	165,700	4	6	4	0
Pay	28-Day MXN-TIIE	7.160	12/21/2018			148,800	5	5	4	0
Pay	28-Day MXN-TIIE	7.199	12/03/2021			6,500	0	0	1	0
Pay	28-Day MXN-TIIE	8.280	11/28/2036			39,400	125	125	15	0
Pay	28-Day MXN-TIIE	8.310	11/28/2036			13,000	43	42	5	0

							$11,800	$(1,510)	$29	$(213)

Total Swap Agreements							$11,267	$(1,540)	$29	$(226)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(f)	Securities with an aggregate market value of $5,161 and cash of $3,923 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$10	$69	$29	$108	$0	$(263)		$(226)	$(489)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	45

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	04/2017		$5,130	MXN	105,438	$491	$0
GLM	04/2017	EUR	108		$114	0	(1)
	05/2017		$11,478	JPY	1,304,900	260	0
JPM	04/2017	EUR	135		$145	1	0
	04/2017		$288	MXN	5,498	5	0

Total Forward Foreign Currency Contracts						$757	$(1)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	05/13/2019	$	1,700	$147	$168
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	02/07/2020		5,800	249	206
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.265	09/11/2017	EUR	14,400	145	61
CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.838	06/08/2017	$	9,300	54	14
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450	03/14/2018		30,800	704	432
DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/28/2017		229,500	155	34
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	11/07/2019		1,900	171	195
GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.722	05/22/2017		23,900	145	43
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.164	09/11/2017	EUR	4,900	56	30
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.223	09/11/2017		6,400	64	31
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.513	09/27/2019	$	14,600	912	1,867
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.725	11/07/2019		16,000	1,632	1,685
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	11/07/2019		3,700	337	380
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/28/2017		85,800	49	13
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.608	04/04/2019		8,900	489	951

								$5,309	$6,110

Total Purchased Options								$5,309	$6,110

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$3,400	$(31)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	05/13/2019	$	7,900	$(144)	$(171)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000	02/07/2020		14,200	(244)	(196)

46	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.338%	06/08/2017	$	9,300	$(56)	$(60)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	03/14/2018		30,800	(383)	(210)
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	11/07/2019		9,500	(171)	(243)
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.222	05/22/2017		23,900	(146)	(61)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	09/11/2017		30,500	(267)	(106)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.635	06/15/2017		17,600	(242)	(377)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.635	06/15/2017		17,600	(242)	(92)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	09/27/2019		73,000	(912)	(2,258)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	11/07/2019		98,500	(1,969)	(2,520)
RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/04/2019		44,500	(489)	(1,195)

								$(5,265)	$(7,489)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Call - OTC Fannie Mae, TBA 3.000% due 04/01/2047	$	98.820	04/05/2017	$13,300	$(29)	$(58)
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2047		102.078	04/05/2017	13,300	(20)	(42)

						$(49)	$(100)

Total Written Options						$(5,345)	$(7,589)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		487		0		(422)		(65)		0
Notional Amount in $		$51,800		$957,187		$(440,300)		$(105,187)		$(56,200)		$407,300
Notional Amount in EUR	EUR	12,200	EUR	205,200	EUR	(34,400)	EUR	(168,400)	EUR	(14,600)	EUR	0
Premiums		$(945)		$(7,383)		$2,059		$581		$343		$(5,345)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(h)	Securities with an aggregate market value of $2,082 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$0	$374	$0	$374	$0	$(367)	$0	$(367)	$7	$0	$7
BPS	491	0	0	491	0	0	0	0	491	(260)	231
BRC	0	61	0	61	0	0	0	0	61	0	61
CBK	0	446	0	446	0	(270)	0	(270)	176	(230)	(54)
DUB	0	229	0	229	0	(243)	0	(243)	(14)	(53)	(67)
GLM	260	104	0	364	(1)	(167)	0	(168)	196	(260)	(64)
JPM	6	0	0	6	0	(569)	0	(569)	(563)	566	3
MYC	0	3,932	0	3,932	0	(4,778)	0	(4,778)	(846)	815	(31)
RYL	0	964	0	964	0	(1,195)	0	(1,195)	(231)	251	20

Total Over the Counter	$757	$6,110	$0	$6,867	$(1)	$(7,589)	$0	$(7,590)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	47

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$10	$10
Futures	0	0	0	0	69	69
Swap Agreements	0	0	0	0	29	29

	$0	$0	$0	$0	$108	$108

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$757	$0	$757
Purchased Options	0	0	0	0	6,110	6,110

	$0	$0	$0	$757	$6,110	$6,867

	$0	$0	$0	$757	$6,218	$6,975

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$263	$263
Swap Agreements	0	13	0	0	213	226

	$0	$13	$0	$0	$476	$489

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1
Written Options	0	0	0	0	7,589	7,589

	$0	$0	$0	$1	$7,589	$7,590

	$0	$13	$0	$1	$8,065	$8,079

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$117	$117
Futures	0	0	0	0	6,097	6,097
Swap Agreements	0	(126)	0	0	6,332	6,206

	$0	$(126)	$0	$0	$12,546	$12,420

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(95)	$0	$(95)
Purchased Options	0	0	0	(123)	518	395
Written Options	0	325	0	31	1,160	1,516
Swap Agreements	0	1	0	0	0	1

	$0	$326	$0	$(187)	$1,678	$1,817

	$0	$200	$0	$(187)	$14,224	$14,237

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(32)	$(32)
Futures	0	0	0	0	(235)	(235)
Swap Agreements	0	(30)	0	0	(1,338)	(1,368)

	$0	$(30)	$0	$0	$(1,605)	$(1,635)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$428	$0	$428
Purchased Options	0	0	0	0	1,335	1,335
Written Options	0	(3)	0	0	(2,742)	(2,745)

	$0	$(3)	$0	$428	$(1,407)	$(982)

	$0	$(33)	$0	$428	$(3,012)	$(2,617)

48	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$4,939	$0	$4,939
Industrials	0	2,165	0	2,165
Utilities	0	5,546	0	5,546
Municipal Bonds & Notes
West Virginia	0	91	0	91
U.S. Government Agencies	0	50,141	0	50,141
U.S. Treasury Obligations	0	1,370,771	0	1,370,771
Non-Agency Mortgage-Backed Securities	0	32,132	0	32,132
Asset-Backed Securities	0	7,552	0	7,552
Sovereign Issues	0	12,352	0	12,352
Short-Term Instruments
Repurchase Agreements	0	499	0	499

	$0	$1,486,188	$0	$1,486,188

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,069	$0	$0	$1,069

Total Investments	$1,069	$1,486,188	$0	$1,487,257

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$79	$29	$0	$108
Over the counter	0	6,867	0	6,867

	$79	$6,896	$0	$6,975

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(263)	(226)	0	(489)
Over the counter	0	(7,590)	0	(7,590)

	$(263)	$(7,816)	$0	$(8,079)

Total Financial Derivative Instruments	$(184)	$(920)	$0	$(1,104)

Totals	$885	$1,485,268	$0	$1,486,153

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	49

Schedule of Investments PIMCO GNMA Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 192.4%

CORPORATE BONDS & NOTES 0.1%

BANKING & FINANCE 0.1%
Preferred Term Securities Ltd.
2.013% due 07/03/2033	$500	$410

Total Corporate Bonds & Notes (Cost $371)		410

U.S. GOVERNMENT AGENCIES 166.6%
Fannie Mae
1.607% due 10/25/2046 (a)	396	20
1.662% due 07/25/2044 (a)	1,312	66
1.694% due 07/25/2045 (a)	5,467	348
1.706% due 09/25/2045 (a)	1,109	64
1.734% due 10/25/2045 (a)	1,745	107
1.751% due 04/25/2055 (a)	2,055	129
1.804% due 07/25/2052 (a)	1,326	74
1.868% due 07/25/2044 (a)	1,655	80
1.876% due 08/25/2054 (a)	1,783	108
1.936% due 01/25/2045 (a)	1,645	93
1.950% due 03/25/2045 (a)	1,307	72
1.959% due 08/25/2055 (a)	1,297	86
1.999% due 08/25/2044 (a)	1,400	82
2.000% due 07/01/2028 - 09/01/2028	2,513	2,461
2.161% due 04/25/2046 (a)	1,050	58
2.289% due 01/25/2022 (a)	5,654	379
2.679% due 02/01/2042	1,423	1,477
2.758% due 09/01/2041	1,581	1,666
2.782% due 10/01/2037	7,579	8,017
2.826% due 01/01/2036	1,252	1,327
2.849% due 10/25/2042	788	685
2.960% due 05/01/2035	467	492
3.000% due 04/01/2031 - 12/01/2046	10,631	10,523
3.000% due 09/25/2039 - 05/25/2046 (a)	11,992	1,395
3.069% due 05/01/2038	4,583	4,866
3.320% due 01/01/2029	3,500	3,548
3.440% due 02/01/2032	5,000	5,099
3.500% due 03/01/2022 - 05/01/2056	21,456	22,232
3.500% due 04/25/2046 (a)	2,302	285
4.000% due 05/01/2019 - 07/01/2046	32,930	34,714
4.000% due 06/25/2044 (a)	405	61
4.500% due 02/01/2019 - 01/01/2042	11,717	12,372
4.500% due 06/25/2024 (a)	376	17
5.000% due 02/01/2025 - 11/01/2043	988	1,074
5.168% due 08/25/2042 (a)	1,783	284
5.218% due 11/25/2044 (a)	7,965	1,577
5.500% due 02/01/2027 - 11/01/2039	555	612
5.668% due 08/25/2018 (a)	23,544	1,249
5.800% due 02/01/2035	27	27
6.000% due 11/01/2017 - 10/01/2048	4,156	4,721
6.500% due 09/01/2036 - 09/01/2037	305	339
6.500% due 04/25/2038 (a)	197	47
7.503% due 10/25/2045	780	760
Fannie Mae, TBA
3.000% due 04/01/2032 - 05/01/2047	34,700	34,365
3.500% due 04/01/2032 - 04/01/2047	26,700	27,484
4.000% due 05/01/2047	7,000	7,316
Freddie Mac
0.000% due 05/15/2033 (b)(d)	509	463
0.982% due 01/25/2020 (a)	34,968	802
1.027% due 11/25/2022 (a)	7,590	357
1.198% due 04/25/2021 (a)	22,961	951
1.342% due 11/25/2019 (a)	12,242	331
1.654% due 10/15/2037 (a)	427	24
1.682% due 10/15/2037 (a)	5,189	338
1.769% due 10/15/2037 (a)	165	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.780% due 07/25/2019	$2,000	$1,988
1.788% due 11/15/2036 (a)	1,072	78
1.809% due 03/15/2037 (a)	454	31
1.830% due 06/15/2038 (a)	676	48
1.842% due 11/15/2038 (a)	1,367	92
1.917% due 08/15/2041 (a)	404	26
1.980% due 10/15/2041 (a)	989	67
2.019% due 05/15/2037 (a)	315	21
2.065% due 02/15/2038 (a)	815	56
2.123% due 02/15/2038 (a)	963	67
2.158% due 08/15/2036 (a)	816	53
2.500% due 01/01/2028 - 06/01/2043	7,431	7,117
2.500% due 01/15/2040 (a)	4,011	399
2.818% due 09/01/2037	1,784	1,891
2.829% due 09/01/2034	2,571	2,717
3.000% due 02/15/2033 - 12/15/2042 (a)	4,928	507
3.000% due 07/01/2043 - 08/01/2046	4,661	4,619
3.102% due 11/01/2036	845	895
3.137% due 10/01/2039	4,725	4,974
3.325% due 05/01/2031	8	8
3.381% due 11/01/2041	6,064	6,375
3.500% due 01/15/2043 (a)	1,240	234
4.000% due 02/01/2019 - 08/01/2042	6,235	6,599
4.000% due 11/15/2042 (a)	2,469	470
4.500% due 02/01/2019 - 08/01/2040	640	670
4.500% due 11/15/2019 - 12/15/2024 (a)	2,981	119
5.000% due 07/01/2033 - 03/01/2041	593	619
5.500% due 09/01/2034 - 03/01/2041	501	546
6.000% due 08/01/2023	16	17
7.500% due 08/15/2029 (a)	5	1
9.567% due 10/15/2035	410	470
10.175% due 05/15/2035	620	721
12.862% due 05/15/2041	3,747	4,717
Freddie Mac, TBA
2.500% due 04/01/2032	8,000	8,005
3.000% due 04/01/2032 - 04/01/2047	6,000	6,118
3.500% due 05/01/2047	3,000	3,062
4.000% due 05/01/2047	2,000	2,094
Ginnie Mae
0.000% due 12/20/2032 - 12/20/2040 (b)(d)	907	726
0.000% due 10/16/2042 - 01/16/2052 (a)	28,207	135
0.528% due 04/16/2042 (a)	9,249	340
0.719% due 11/16/2044 (a)	5,245	294
0.739% due 08/16/2052 (a)	27,402	748
0.952% due 08/16/2040 (a)	4,049	120
0.988% due 09/20/2045 (a)	2,720	106
0.992% due 11/16/2043 (a)	20,782	821
0.995% due 06/20/2042 (a)	2,142	82
1.008% due 11/20/2045 (a)	1,423	45
1.030% due 06/20/2043 (a)	1,657	54
1.033% due 08/20/2045 (a)	890	40
1.045% due 06/20/2042 (a)	1,973	61
1.128% due 01/16/2031 - 02/16/2032	195	195
1.150% due 10/20/2066	3,451	3,452
1.178% due 08/16/2032	12	12
1.228% due 12/16/2026 - 08/16/2031	124	124
1.280% due 01/20/2062 - 03/20/2065	2,614	2,617
1.360% due 09/20/2062	1,501	1,505
1.428% due 05/16/2027	17	17
1.460% due 08/20/2061 - 11/20/2065	10,281	10,260
1.461% due 02/20/2060	15,561	15,590
1.478% due 04/16/2032	60	61
1.480% due 12/20/2061 - 10/20/2065	18,004	18,076
1.500% due 09/20/2063	3,999	4,016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.530% due 10/20/2061 - 09/20/2065	$8,709	$8,729
1.580% due 05/20/2066 - 06/20/2066	9,557	9,576
1.791% due 03/20/2058	4,580	4,649
1.891% due 05/20/2061	8,169	8,299
2.000% due 02/20/2030 - 01/20/2034	587	606
2.080% due 09/20/2063	2,540	2,598
2.125% due 06/20/2038	185	192
2.482% due 04/20/2061	5,709	5,948
2.500% due 09/20/2027 (a)	5,617	450
2.500% due 06/15/2043 - 08/15/2043	789	765
3.000% due 11/20/2026 - 01/15/2046	23,841	24,081
3.000% due 01/20/2029 - 02/20/2043 (a)	11,115	1,314
3.150% due 11/15/2042 - 12/20/2042	786	799
3.500% due 09/15/2040 - 06/20/2046	77,648	80,721
3.500% due 01/20/2041 - 09/20/2046 (a)	9,739	1,625
3.750% due 06/20/2045 - 12/20/2045	4,848	5,084
4.000% due 12/20/2017 - 01/20/2046	18,792	19,769
4.000% due 10/20/2043 - 05/20/2044 (a)	1,377	239
4.050% due 04/15/2040 - 12/15/2040	3,357	3,555
4.480% due 01/20/2031	12,896	13,676
4.500% due 04/15/2030 - 06/20/2045	31,547	33,641
4.500% due 04/20/2045 (f)	34,993	37,408
4.875% due 08/15/2039 - 10/15/2040	691	750
5.000% due 12/20/2032 - 08/20/2044	20,366	22,146
5.250% due 08/20/2039	463	503
5.500% due 04/15/2025 - 04/20/2040	9,219	10,121
6.000% due 02/15/2029 - 02/20/2047	31,801	35,669
6.500% due 12/15/2023 - 10/20/2038	608	685
7.000% due 08/20/2031	1	1
7.500% due 12/15/2023 - 06/15/2032	179	212
7.503% due 09/20/2045	895	942
8.000% due 09/15/2030	2	2
Ginnie Mae, TBA
2.500% due 04/01/2047	2,000	1,940
3.000% due 04/01/2047	142,700	143,960
3.500% due 04/01/2047 - 05/01/2047	212,000	219,540
4.000% due 04/01/2047 - 05/01/2047	91,400	96,420
4.500% due 04/01/2047 - 05/01/2047	18,500	19,732
5.000% due 04/01/2047	7,000	7,630

Total U.S. Government Agencies (Cost $1,156,843)		1,146,099

U.S. TREASURY OBLIGATIONS 5.9%
U.S. Treasury Notes
1.625% due 06/30/2020 (f)(h)(j)	5,445	5,450
1.750% due 03/31/2022	100	99
1.750% due 05/15/2022 (j)	100	99
1.750% due 09/30/2022	300	295
1.875% due 02/28/2022 (f)	13,500	13,471
1.875% due 08/31/2022	300	298
2.000% due 08/31/2021 (f)(j)	1,800	1,810
2.000% due 10/31/2021 (f)	2,600	2,612
2.000% due 07/31/2022	200	200
2.000% due 11/15/2026	4,300	4,154
2.125% due 08/15/2021 (f)	2,900	2,934
2.125% due 12/31/2021	700	707

50	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.125% due 06/30/2022	$500	$503
2.250% due 12/31/2023 (f)	4,150	4,165
2.250% due 01/31/2024 (f)	2,300	2,307
2.250% due 02/15/2027 (f)	1,300	1,283

Total U.S. Treasury Obligations (Cost $40,339)		40,387

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.0%
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 08/25/2035	1,871	1,897
Bear Stearns Structured Products, Inc. Trust
3.504% due 01/26/2036	2,754	2,520
Credit Suisse First Boston Mortgage Securities Corp.
1.423% due 03/25/2032	14	13
Credit Suisse Mortgage Capital Certificates
4.791% due 05/27/2053	1,730	1,772
La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046	3,477	3,489
La Hipotecaria Panamanian Mortgage Trust
3.008% due 11/24/2042	5,363	5,365
LB Commercial Mortgage Trust
5.517% due 07/15/2044	242	243
Merrill Lynch Mortgage Investors Trust
2.710% due 10/25/2035	371	373
Mortgage Equity Conversion Asset Trust
1.470% due 02/25/2042	9,777	8,419
1.490% due 05/25/2042	25,405	21,842
Structured Asset Mortgage Investments Trust
1.638% due 09/19/2032	37	36
UBS-Barclays Commercial Mortgage Trust
1.259% due 04/10/2046 (a)	27,574	1,496
Wells Fargo Commercial Mortgage Trust
2.007% due 10/15/2045 (a)	12,557	851

Total Non-Agency Mortgage-Backed Securities (Cost $47,004)		48,316

ASSET-BACKED SECURITIES 12.5%
Amortizing Residential Collateral Trust
1.562% due 07/25/2032	19	18
Babson CLO Ltd.
0.000% due 10/17/2026 (c)	1,200	1,202
Blue Hill CLO Ltd.
2.203% due 01/15/2026	3,800	3,804
Carlyle Global Market Strategies CLO Ltd.
2.187% due 07/27/2026	1,000	1,001
Cent CLO Ltd.
0.000% due 07/27/2026	2,000	2,002

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Centex Home Equity Loan Trust
1.282% due 01/25/2032	$12	$11
CIFC Funding Ltd.
2.063% due 10/24/2025	1,900	1,900
2.235% due 05/24/2026	2,400	2,401
CIT Group Home Equity Loan Trust
1.320% due 06/25/2033	24	23
CVP Cascade CLO Ltd.
0.000% due 01/16/2026 (c)	1,900	1,904
Denali Capital CLO Ltd.
1.271% due 01/22/2022	641	640
Dryden Senior Loan Fund
0.000% due 10/15/2026 (c)	1,300	1,301
Flagship Ltd.
0.000% due 01/20/2026 (c)	1,700	1,700
Flatiron CLO Ltd.
2.018% due 07/17/2026	1,800	1,803
2.190% due 01/17/2026	7,000	7,004
2.247% due 10/25/2024	3,489	3,488
Galaxy CLO Ltd.
2.278% due 11/16/2025	2,700	2,701
Home Equity Asset Trust
1.582% due 11/25/2032	3	2
ICG US CLO Ltd.
0.000% due 10/15/2026 (c)	3,600	3,616
Jamestown CLO Ltd.
0.000% due 01/17/2027 (c)	8,300	8,300
KVK CLO Ltd.
0.000% due 01/15/2026	2,100	2,102
Long Fellow Place CLO Ltd.
2.139% due 01/15/2024	9,900	9,899
Madison Park Funding Ltd.
1.275% due 02/26/2021	2,805	2,804
1.988% due 01/19/2025	1,500	1,499
Massachusetts Educational Financing Authority
1.988% due 04/25/2038	1,315	1,312
Navient Student Loan Trust
2.132% due 03/25/2066	4,786	4,839
Nelder Grove CLO Ltd.
2.300% due 08/28/2026	2,200	2,202
Oaktree CLO Ltd.
2.250% due 10/20/2026	1,000	1,001
OZLM Funding Ltd.
2.673% due 01/17/2026	2,000	2,003
Regatta Funding Ltd.
0.000% due 10/25/2026 (c)	3,970	3,990

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Shackleton CLO Ltd.
0.000% due 01/13/2025 (c)	$1,000	$1,000
South Carolina Student Loan Corp.
1.805% due 03/02/2020	2,531	2,534
2.055% due 09/03/2024	4,300	4,267
Staniford Street CLO Ltd.
2.311% due 06/15/2025	700	700
THL Credit Wind River CLO Ltd.
2.290% due 04/18/2026	300	300
TICP CLO Ltd.
1.000% due 01/20/2027 (c)	700	700

Total Asset-Backed Securities (Cost $85,872)		85,973

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (e) 0.3%
		2,388

Total Short-Term Instruments (Cost $2,388)		2,388

Total Investments in Securities (Cost $1,332,817)		1,323,573

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	14,140	140

Total Short-Term Instruments (Cost $140)		140

Total Investments in Affiliates (Cost $140)		140

Total Investments 192.4% (Cost $1,332,957)		$1,323,713

Financial Derivative Instruments (g)(i) 0.0% (Cost or Premiums, net $803)		96

Other Assets and Liabilities, net (92.4)%		(635,942)

Net Assets 100.0%		$687,867

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$2,388	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(2,437)	$2,388	$2,388

Total Repurchase Agreements						$(2,437)	$2,388	$2,388

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	51

Schedule of Investments PIMCO GNMA Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOS	1.040%	03/17/2017	04/07/2017	$(1,790)	$(1,791)
BSN	0.790	03/08/2017	04/24/2017	(2,312)	(2,313)
	0.980	03/31/2017	04/05/2017	(1,798)	(1,798)
GRE	0.770	02/16/2017	04/17/2017	(999)	(1,000)
	1.000	03/13/2017	04/19/2017	(7,657)	(7,662)
JPS	0.840	01/17/2017	07/17/2017	(4,390)	(4,398)
	1.050	03/15/2017	04/12/2017	(10,107)	(10,112)
	1.050	03/17/2017	04/12/2017	(2,356)	(2,357)

Total Reverse Repurchase Agreements					$(31,431)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions
BCY	0.650%	03/31/2017	04/03/2017	$(1,285)	$(1,285)

Total Sale-Buyback Transactions					$(1,285)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
Fannie Mae, TBA	2.500%	04/01/2032	$11,000	$(10,957)	$(11,004)
Fannie Mae, TBA	3.000	04/01/2032	9,500	(9,687)	(9,740)
Fannie Mae, TBA	3.000	04/01/2047	5,700	(5,643)	(5,653)
Fannie Mae, TBA	3.500	04/01/2047	32,000	(32,528)	(32,737)
Fannie Mae, TBA	3.500	05/01/2047	6,500	(6,626)	(6,636)
Fannie Mae, TBA	4.000	04/01/2032	2,500	(2,574)	(2,583)
Fannie Mae, TBA	4.000	04/01/2047	14,100	(14,646)	(14,791)
Fannie Mae, TBA	4.000	05/01/2047	5,000	(5,214)	(5,235)
Fannie Mae, TBA	4.500	05/01/2047	5,500	(5,862)	(5,889)
Fannie Mae, TBA	5.500	04/01/2047	2,000	(2,213)	(2,222)
Ginnie Mae, TBA	3.500	04/01/2047	53,500	(55,049)	(55,413)
Ginnie Mae, TBA	6.000	04/01/2047	19,000	(21,185)	(21,209)

Total Short Sales				$(172,184)	$(173,112)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(f)	Securities with an aggregate market value of $33,408 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(1,791)	$0	$(1,791)	$1,798	$7
BSN	0	(4,111)	0	(4,111)	4,103	(8)
GRE	0	(8,662)	0	(8,662)	8,699	37
JPS	0	(16,867)	0	(16,867)	17,525	658
SSB	2,388	0	0	2,388	(2,437)	(49)

Master Securities Forward Transaction Agreement
BCY	0	0	(1,285)	(1,285)	1,283	(2)

Total Borrowings and Other Financing Transactions	$2,388	$(31,431)	$(1,285)

52	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(12,469)	$0	$0	$(12,469)
U.S. Treasury Obligations	0	(14,564)	0	(4,398)	(18,962)

Total	$0	$(27,033)	$0	$(4,398)	$(31,431)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(1,285)	0	0	(1,285)

Total	$0	$(1,285)	$0	$0	$(1,285)

Total Borrowings	$0	$(28,318)	$0	$(4,398)	$(32,716)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(32,716)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(8,130) at a weighted average interest rate of 0.588%.
(4)	Payable for short sales includes $1 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.717%	09/30/2022	$6,200	$130	$1	$0	$(7)
Receive	3-Month USD-LIBOR	2.400	06/30/2025	15,700	(193)	(121)	0	(25)
Pay	3-Month USD-LIBOR	2.250	12/21/2046	7,300	661	67	0	(12)
Receive(1)	3-Month USD-LIBOR	1.750	06/21/2047	750	156	(7)	0	(1)

					$754	$(60)	$0	$(45)

Total Swap Agreements					$754	$(60)	$0	$(45)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(h)	Securities with an aggregate market value of $1,228 and cash of $588 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$(45)	$(45)

(1)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	53

Schedule of Investments PIMCO GNMA Fund (Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.650%	05/15/2017	$	3,000	$26	$7
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.850	06/02/2017		27,000	242	31
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.050	09/05/2017		8,000	84	352
DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.550	05/15/2017		15,000	170	68
GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.650	05/15/2017		29,000	264	67
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	02/05/2018		236,000	236	103
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.650	05/15/2017		17,400	153	40
RBC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600	08/02/2017		129,500	57	89
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/28/2017		171,300	98	26

								$1,330	$783

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 04/01/2047	$	71.000	04/05/2017	$81,000	$3	$0
JPM	Put - OTC Ginnie Mae, TBA 3.500% due 04/01/2047		70.000	04/05/2017	35,000	1	0
	Put - OTC Ginnie Mae, TBA 3.500% due 05/01/2047		70.000	05/04/2017	20,000	1	0

						$5	$0

Total Purchased Options						$1,335	$783

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100%	05/15/2017	$	32,000	$(91)	$(2)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047	$102.117	04/05/2017	$	4,500	$(14)	$(4)
FAR	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	100.594	05/04/2017		2,500	(11)	(2)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047	101.750	05/04/2017		11,000	(30)	(78)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047	102.063	05/04/2017		5,000	(16)	(27)
	Call - OTC Fannie Mae, TBA 4.000% due 04/01/2047	105.465	04/05/2017		3,000	(4)	0
FBF	Call - OTC Fannie Mae, TBA 3.000% due 05/01/2047	99.898	05/04/2017		5,000	(13)	(11)
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047	100.543	04/05/2017		9,000	(21)	0
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2047	101.359	04/05/2017		2,000	(4)	(19)
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2047	102.109	04/05/2017		21,000	(55)	(61)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	101.164	05/04/2017		2,500	(10)	(5)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047	103.164	05/04/2017		2,500	(9)	(3)
GSC	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2047	101.352	04/05/2017		10,000	(22)	(96)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047	101.336	05/04/2017		6,500	(30)	(65)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047	103.039	05/04/2017		3,000	(6)	(5)
JPM	Put - OTC Fannie Mae, TBA 3.000% due 04/01/2047	96.820	04/05/2017		2,500	(5)	0
	Call - OTC Fannie Mae, TBA 3.000% due 04/01/2047	98.430	04/05/2017		3,000	(17)	(23)
	Call - OTC Fannie Mae, TBA 3.000% due 04/01/2047	98.520	04/05/2017		3,000	(18)	(21)
	Call - OTC Fannie Mae, TBA 3.000% due 04/01/2047	98.813	04/05/2017		15,000	(55)	(66)
	Call - OTC Fannie Mae, TBA 3.000% due 04/01/2047	98.820	04/05/2017		4,500	(10)	(20)
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047	100.547	04/05/2017		2,500	(5)	0
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2047	101.844	04/05/2017		8,000	(13)	(40)
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2047	102.078	04/05/2017		4,500	(7)	(14)
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2047	102.098	04/05/2017		2,500	(8)	(8)
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047	102.320	04/05/2017		5,500	(13)	(9)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047	101.844	05/04/2017		3,000	(11)	(20)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047	102.406	05/04/2017		7,500	(22)	(27)
	Call - OTC Fannie Mae, TBA 4.000% due 04/01/2047	104.555	04/05/2017		2,500	(4)	(10)
	Call - OTC Fannie Mae, TBA 4.000% due 05/01/2047	104.336	05/04/2017		2,500	(8)	(15)

						$(441)	$(649)

Total Written Options						$(532)	$(651)

54	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
Notional Amount in $	$55,000	$994,250	$(33,000)	$(598,750)	$(231,500)	$186,000
Premiums	$(112)	$(2,437)	$95	$1,364	$558	$(532)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
JPS	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.738%	06/15/2017	$ 20,000	$0	$3	$3	$0
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.748	06/15/2017	20,000	0	2	2	0
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.760	07/13/2017	15,000	0	(1)	0	(1)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.752	08/14/2017	25,000	0	0	0	0
SAL	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.760	06/15/2017	250,000	0	(13)	0	(13)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.760	07/13/2017	35,000	0	(2)	0	(2)

						$0	$(11)	$5	$ (16)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	$ 519	$0	$(1)	$0	$(1)
DUB	Receive	IOS.FN.650.67 Index	N/A	1-Month USD-LIBOR	01/12/2038	6,194	0	10	10	0
	Receive	IOS.FN.550.08 Index	N/A	1-Month USD-LIBOR	01/12/2039	336	0	5	5	0
SAL	Receive	IOS.FN.550.08 Index	N/A	1-Month USD-LIBOR	01/12/2039	1,825	0	6	6	0

							$0	$20	$21	$(1)

Total Swap Agreements							$0	$9	$26	$(17)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(j)	Securities with an aggregate market value of $94 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
CBK	$0	$390	$0	$390	$0	$0	$(1)	$(1)	$389	$(380)	$9
DUB	0	68	15	83	0	(6)	0	(6)	77	(385)	(308)
FAR	0	0	0	0	0	(107)	0	(107)	(107)	36	(71)
FBF	0	0	0	0	0	(99)	0	(99)	(99)	0	(99)
GLM	0	67	0	67	0	0	0	0	67	(300)	(233)
GSC	0	0	0	0	0	(166)	0	(166)	(166)	0	(166)
JPM	0	0	0	0	0	(273)	0	(273)	(273)	58	(215)
JPS	0	0	5	5	0	0	(1)	(1)	4	0	4
MYC	0	143	0	143	0	0	0	0	143	(379)	(236)
RBC	0	89	0	89	0	0	0	0	89	(260)	(171)
RYL	0	26	0	26	0	0	0	0	26	(60)	(34)
SAL	0	0	6	6	0	0	(15)	(15)	(9)	0	(9)

Total Over the Counter	$0	$783	$26	$809	$0	$(651)	$(17)	$(668)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	55

Schedule of Investments PIMCO GNMA Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Purchased Options	$0	$0	$0	$0	$783	$783
Swap Agreements	0	0	0	0	26	26

	$0	$0	$0	$0	$809	$809

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$45	$45

Over the counter
Written Options	$0	$0	$0	$0	$651	$651
Swap Agreements	0	0	0	0	17	17

	$0	$0	$0	$0	$668	$668

	$0	$0	$0	$0	$713	$713

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$77	$77
Swap Agreements	0	0	0	0	(1,567)	(1,567)

	$0	$0	$0	$0	$(1,490)	$(1,490)

Over the counter
Purchased Options	$0	$0	$0	$0	$(1,103)	$(1,103)
Written Options	0	0	0	0	1,417	1,417
Swap Agreements	0	51	0	0	165	216

	$0	$51	$0	$0	$479	$530

	$0	$51	$0	$0	$(1,011)	$(960)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2,656	$2,656

Over the counter
Purchased Options	$0	$0	$0	$0	$512	$512
Written Options	0	0	0	0	(199)	(199)
Swap Agreements	0	0	0	0	14	14

	$0	$0	$0	$0	$327	$327

	$0	$0	$0	$0	$2,983	$2,983

56	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$410	$0	$410
U.S. Government Agencies	0	1,146,099	0	1,146,099
U.S. Treasury Obligations	0	40,387	0	40,387
Non-Agency Mortgage-Backed Securities	0	9,201	39,115	48,316
Asset-Backed Securities	0	85,273	700	85,973
Short-Term Instruments
Repurchase Agreements	0	2,388	0	2,388

	$0	$1,283,758	$39,815	$1,323,573

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$140	$0	$0	$140

Total Investments	$140	$1,283,758	$39,815	$1,323,713

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(173,112)	$0	$(173,112)

Financial Derivative Instruments - Assets
Over the counter	$0	$809	$0	$809

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(45)	0	(45)
Over the counter	0	(668)	0	(668)

	$0	$(713)	$0	$(713)

Total Financial Derivative Instruments	$0	$96	$0	$96

Totals	$140	$1,110,742	$39,815	$1,150,697

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017(1)
Investments in Securities, at Value
U.S. Government Agencies	$428	$0	$(8)	$(1)	$(1)	$(14)	$0	$(404)	$0	$0
Non-Agency Mortgage-Backed Securities	42,022	3,726	(7,100)	197	776	(506)	0	0	39,115	(473)
Asset-Backed Securities	0	700	0	0	0	0	0	0	700	0

Totals	$42,450	$4,426	$(7,108)	$196	$775	$(520)	$0	$(404)	$39,815	$(473)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$8,854	Proxy Pricing	Base Price	100.000-100.375
	30,261	Third Party Vendor	Broker Quote	85.973-86.110
Asset-Backed Securities	700	Proxy Pricing	Base Price	100.000

Total	$39,815

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	57

Schedule of Investments PIMCO Long Duration Total Return Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 128.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%
Rise Ltd.
4.750% due 01/31/2021 (e)	$4,967	$4,945

Total Loan Participations and Assignments (Cost $4,989)		4,945

CORPORATE BONDS & NOTES 58.2%

BANKING & FINANCE 18.0%
AIG SunAmerica Global Financing
6.900% due 03/15/2032	735	950
Alleghany Corp.
4.900% due 09/15/2044	2,500	2,555
American Tower Corp.
2.250% due 01/15/2022	9,300	8,984
4.000% due 06/01/2025	13,400	13,580
Ameriprise Financial, Inc.
2.875% due 09/15/2026	10,500	10,099
Asian Development Bank
5.820% due 06/16/2028	500	623
Aviation Loan Trust
3.241% due 12/15/2022	3,545	3,221
Banco del Estado de Chile
2.000% due 11/09/2017	12,000	11,977
Bank One Corp.
7.625% due 10/15/2026	95	122
8.000% due 04/29/2027	100	131
Barclays Bank PLC
10.179% due 06/12/2021	9,060	11,371
Berkshire Hathaway, Inc.
4.500% due 02/11/2043	22,400	24,046
BGC Partners, Inc.
5.125% due 05/27/2021	2,000	2,089
Blackstone Holdings Finance Co. LLC
6.250% due 08/15/2042	2,000	2,362
CIT Group, Inc.
5.000% due 05/15/2018	100	101
Citigroup, Inc.
8.125% due 07/15/2039	5,571	8,208
CME Group, Inc.
5.300% due 09/15/2043	3,740	4,476
Cooperatieve Rabobank UA
11.000% due 06/30/2019 (d)	8,200	9,604
Credit Agricole S.A.
8.375% due 10/13/2019 (d)	10,000	11,162
Credit Suisse AG
6.500% due 08/08/2023	13,000	14,304
Deutsche Bank AG
4.250% due 10/14/2021	29,200	29,954
Dexia Credit Local S.A.
1.875% due 09/15/2021	11,900	11,484
Fidelity National Financial, Inc.
5.500% due 09/01/2022	700	740
First American Financial Corp.
4.300% due 02/01/2023	4,500	4,544
FMR LLC
4.950% due 02/01/2033	3,000	3,245
5.150% due 02/01/2043	11,300	12,481
GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035	39,510	41,805
Goldman Sachs Group, Inc.
2.789% due 10/28/2027	9,000	9,274
3.500% due 01/23/2025	800	798
6.125% due 02/15/2033	350	425
6.750% due 10/01/2037	4,035	4,993
HSBC Holdings PLC
3.600% due 05/25/2023	7,500	7,626
ING Groep NV
3.150% due 03/29/2022	2,500	2,509
International Lease Finance Corp.
8.625% due 01/15/2022	1,900	2,332

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Jackson National Life Global Funding
3.250% due 01/30/2024	$7,600	$7,647
JPMorgan Chase & Co.
5.000% due 07/01/2019 (d)	6,200	6,278
6.100% due 10/01/2024 (d)	13,900	14,706
7.900% due 04/30/2018 (d)	1,400	1,453
Kilroy Realty LP
4.250% due 08/15/2029	8,900	9,039
Kimco Realty Corp.
4.125% due 12/01/2046	5,900	5,469
LeasePlan Corp. NV
2.500% due 05/16/2018	2,800	2,808
Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^	1,200	80
MetLife, Inc.
5.700% due 06/15/2035	5,500	6,611
Metropolitan Life Global Funding
3.450% due 12/18/2026	7,000	7,059
Mitsubishi UFJ Financial Group, Inc.
2.998% due 02/22/2022	1,600	1,616
Mizuho Financial Group, Inc.
2.273% due 09/13/2021	3,700	3,618
2.953% due 02/28/2022	8,300	8,306
Mutual of Omaha Insurance Co.
4.297% due 07/15/2054	8,200	7,975
Nasdaq, Inc.
3.850% due 06/30/2026	7,000	6,975
Navient Corp.
5.625% due 08/01/2033	3,300	2,582
8.000% due 03/25/2020	3,900	4,246
New York Life Insurance Co.
6.750% due 11/15/2039	2,500	3,386
Northern Trust Corp.
4.600% due 10/01/2026 (d)	9,600	9,432
Northwestern Mutual Life Insurance Co.
6.063% due 03/30/2040	10,000	12,703
Omega Healthcare Investors, Inc.
4.500% due 01/15/2025	1,200	1,199
4.950% due 04/01/2024	2,000	2,061
Pacific Life Insurance Co.
9.250% due 06/15/2039	9,300	14,496
Provident Funding Associates LP
6.750% due 06/15/2021	5,290	5,422
Royal Bank of Scotland Group PLC
3.875% due 09/12/2023	3,200	3,158
8.625% due 08/15/2021 (d)	3,800	3,971
Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054	4,800	4,758
6.850% due 12/16/2039	6,900	9,136
UBS Group Funding Switzerland AG
4.253% due 03/23/2028	5,300	5,373
Vonovia Finance BV
5.000% due 10/02/2023	3,100	3,285
Wells Fargo & Co.
2.269% due 10/31/2023	4,800	4,892
5.900% due 06/15/2024 (d)	8,200	8,572
Wells Fargo Bank N.A.
6.600% due 01/15/2038	8,061	10,600
Welltower, Inc.
5.125% due 03/15/2043	12,400	12,898
Weyerhaeuser Co.
7.375% due 03/15/2032	17,200	22,669

		506,654

INDUSTRIALS 28.2%
21st Century Fox America, Inc.
3.375% due 11/15/2026 (a)	1,400	1,374
4.750% due 11/15/2046 (a)	700	704
5.400% due 10/01/2043	3,600	3,942
6.200% due 12/15/2034	2,000	2,364
AbbVie, Inc.
4.300% due 05/14/2036	4,400	4,271

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.400% due 11/06/2042	$10,709	$10,260
4.450% due 05/14/2046	2,100	2,017
4.500% due 05/14/2035	11,400	11,413
4.700% due 05/14/2045	900	901
Actavis Funding SCS
3.850% due 06/15/2024	7,477	7,629
4.550% due 03/15/2035	2,700	2,715
4.750% due 03/15/2045	10,600	10,711
4.850% due 06/15/2044	3,800	3,865
Activision Blizzard, Inc.
3.400% due 09/15/2026	3,600	3,522
ADT Corp.
4.125% due 06/15/2023	8,300	7,968
AEP Transmission Co. LLC
3.100% due 12/01/2026	6,200	6,128
American Airlines Pass-Through Trust
3.000% due 04/15/2030	5,000	4,794
3.250% due 04/15/2030	3,400	3,290
3.700% due 04/01/2028	2,213	2,227
4.000% due 01/15/2027	413	427
Amgen, Inc.
4.400% due 05/01/2045	8,700	8,476
4.563% due 06/15/2048	6,455	6,435
4.663% due 06/15/2051	10,179	10,199
Anadarko Petroleum Corp.
4.500% due 07/15/2044	7,385	6,991
6.450% due 09/15/2036	4,400	5,203
AngloGold Ashanti Holdings PLC
6.500% due 04/15/2040	8,100	8,120
AP Moller - Maersk A/S
3.750% due 09/22/2024	600	600
Applied Materials, Inc.
3.300% due 04/01/2027	2,100	2,105
Boston Scientific Corp.
7.375% due 01/15/2040	12,750	16,011
Broadcom Corp.
3.875% due 01/15/2027	10,800	10,890
Burlington Northern Santa Fe LLC
6.530% due 07/15/2037	200	254
CA, Inc.
4.700% due 03/15/2027	2,800	2,902
Canadian Natural Resources Ltd.
5.850% due 02/01/2035	2,090	2,258
CenterPoint Energy Resources Corp.
5.850% due 01/15/2041	4,600	5,457
Charter Communications Operating LLC
4.464% due 07/23/2022	6,200	6,537
5.375% due 05/01/2047 (a)	2,000	2,016
Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024	2,000	2,213
Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	1,300	1,395
Comcast Corp.
4.400% due 08/15/2035	9,300	9,655
6.400% due 03/01/2040	4,000	5,140
6.550% due 07/01/2039	1,150	1,492
7.050% due 03/15/2033	7,590	10,101
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	2,542	2,643
Corp. Nacional del Cobre de Chile
7.500% due 01/15/2019	200	219
Cox Communications, Inc.
3.350% due 09/15/2026	9,100	8,821
8.375% due 03/01/2039	3,118	3,904
CRH America, Inc.
3.875% due 05/18/2025	2,600	2,672
CSX Corp.
3.800% due 11/01/2046	8,200	7,506
6.150% due 05/01/2037	800	986
CVS Pass-Through Trust
6.036% due 12/10/2028	114	128
7.507% due 01/10/2032	17,893	22,032
Delphi Automotive PLC
4.400% due 10/01/2046	800	765

58	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	$10,391	$15,208
Diamond Finance Corp.
4.420% due 06/15/2021	3,800	3,977
DISH DBS Corp.
5.000% due 03/15/2023	8,500	8,560
Domtar Corp.
6.750% due 02/15/2044	5,000	5,266
Energy Transfer Partners LP
4.200% due 04/15/2027	1,500	1,485
4.900% due 03/15/2035	1,200	1,152
5.300% due 04/15/2047	9,200	8,864
6.050% due 06/01/2041	3,200	3,322
6.625% due 10/15/2036	5,200	5,794
Enterprise Products Operating LLC
4.450% due 02/15/2043	1,000	950
4.850% due 08/15/2042	642	649
4.850% due 03/15/2044	1,250	1,269
5.750% due 03/01/2035	600	659
5.950% due 02/01/2041	1,500	1,720
6.125% due 10/15/2039	800	932
6.875% due 03/01/2033	10,000	12,322
ERAC USA Finance LLC
4.500% due 02/15/2045	1,550	1,487
Everett Spinco, Inc.
2.875% due 03/27/2020	500	505
4.250% due 04/15/2024	500	509
FAGE International S.A.
5.625% due 08/15/2026	300	302
Fidelity National Information Services, Inc.
4.500% due 08/15/2046	600	585
Forest Laboratories LLC
4.375% due 02/01/2019	1,000	1,035
General Electric Co.
5.875% due 01/14/2038	2,749	3,474
Georgia-Pacific LLC
7.750% due 11/15/2029	80	111
8.000% due 01/15/2024	1,750	2,245
Gilead Sciences, Inc.
4.000% due 09/01/2036	3,900	3,713
4.150% due 03/01/2047	8,100	7,545
Goldcorp, Inc.
5.450% due 06/09/2044	2,300	2,439
GTL Trade Finance, Inc.
5.893% due 04/29/2024	1,245	1,254
Heineken NV
3.500% due 01/29/2028	12,100	12,190
Hess Corp.
7.300% due 08/15/2031	839	991
International Paper Co.
5.150% due 05/15/2046	4,700	4,923
Kansas City Southern
3.125% due 06/01/2026	1,100	1,036
KeySpan Corp.
5.803% due 04/01/2035	120	137
Kinder Morgan Energy Partners LP
5.800% due 03/15/2035	4,450	4,672
6.500% due 09/01/2039	7,000	7,784
6.950% due 01/15/2038	7,470	8,691
7.300% due 08/15/2033	3,000	3,506
Kraft Heinz Foods Co.
4.375% due 06/01/2046	4,000	3,753
5.200% due 07/15/2045	6,960	7,240
6.500% due 02/09/2040	9,000	10,784
7.125% due 08/01/2039	3,150	4,005
Lifestorage, LP
3.500% due 07/01/2026	1,400	1,342
Massachusetts Institute of Technology
4.678% due 07/01/2114	2,740	2,838
Microsoft Corp.
3.450% due 08/08/2036	4,700	4,464
3.500% due 02/12/2035	9,400	9,086
4.100% due 02/06/2037	9,300	9,582
4.250% due 02/06/2047	6,200	6,369

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Moody’s Corp.
5.250% due 07/15/2044	$8,000	$8,954
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (d)	10,000	10,525
NBCUniversal Media LLC
6.400% due 04/30/2040	9,500	12,147
New York and Presbyterian Hospital
3.563% due 08/01/2036	3,500	3,277
4.063% due 08/01/2056	900	846
4.763% due 08/01/2116	3,500	3,240
Newell Brands, Inc.
5.375% due 04/01/2036	700	787
Norwegian Air Shuttle ASA Pass Through Trust
4.875% due 11/10/2029	6,000	6,096
NVIDIA Corp.
3.200% due 09/16/2026	4,200	4,082
NXP BV
3.875% due 09/01/2022	6,100	6,253
Ooredoo International Finance Ltd.
5.000% due 10/19/2025	900	978
Oracle Corp.
3.850% due 07/15/2036	2,800	2,747
4.300% due 07/08/2034	2,000	2,080
4.500% due 07/08/2044	900	929
Petroleos Mexicanos
5.625% due 01/23/2046	8,800	7,869
6.500% due 06/02/2041	15,000	14,925
6.625% due 06/15/2038	3,600	3,672
Post Holdings, Inc.
5.000% due 08/15/2026	2,300	2,208
Pride International LLC
7.875% due 08/15/2040	3,500	3,255
QUALCOMM, Inc.
4.800% due 05/20/2045	2,800	2,927
QVC, Inc.
5.950% due 03/15/2043	3,500	3,222
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	850	948
Regency Energy Partners LP
5.875% due 03/01/2022	300	330
Reynolds American, Inc.
7.250% due 06/15/2037	200	266
Rockies Express Pipeline LLC
6.875% due 04/15/2040	4,700	4,923
Rockwell Collins, Inc.
2.800% due 03/15/2022 (a)	12,400	12,443
S&P Global, Inc.
2.950% due 01/22/2027	200	189
4.000% due 06/15/2025	2,300	2,368
Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	2,400	2,369
5.000% due 03/15/2027	2,700	2,825
5.625% due 02/01/2021	1,400	1,510
5.625% due 04/15/2023	700	760
5.750% due 05/15/2024	500	546
5.875% due 06/30/2026	5,900	6,516
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	9,600	9,529
2.400% due 09/23/2021	4,400	4,313
2.875% due 09/23/2023	700	680
3.200% due 09/23/2026	500	478
Southern Co.
3.250% due 07/01/2026	500	478
4.250% due 07/01/2036	5,400	5,245
4.400% due 07/01/2046	12,400	11,896
Southern Copper Corp.
5.250% due 11/08/2042	8,000	7,884
Southern Natural Gas Co. LLC
4.800% due 03/15/2047	1,400	1,420
Southwest Airlines Co.
3.000% due 11/15/2026	8,300	7,851
Spirit AeroSystems, Inc.
3.850% due 06/15/2026	400	400

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sprint Spectrum Co. LLC
3.360% due 03/20/2023	$3,200	$3,208
Telefonica Emisiones S.A.U.
4.103% due 03/08/2027	2,400	2,420
7.045% due 06/20/2036	7,100	8,810
Tennessee Gas Pipeline Co. LLC
7.000% due 10/15/2028	3,000	3,584
7.625% due 04/01/2037	4,720	5,741
8.375% due 06/15/2032	3,600	4,582
Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036	49	54
Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023	8,662	8,231
Texas Eastern Transmission LP
7.000% due 07/15/2032	3,250	4,073
Time Warner Cable LLC
4.500% due 09/15/2042	100	91
5.875% due 11/15/2040	1,000	1,065
6.550% due 05/01/2037	14,450	16,615
6.750% due 06/15/2039	2,700	3,180
7.300% due 07/01/2038	1,225	1,522
Time Warner, Inc.
5.350% due 12/15/2043	991	1,020
6.100% due 07/15/2040	7,780	8,791
Topaz Solar Farms LLC
4.875% due 09/30/2039	5,527	5,714
TTX Co.
4.200% due 07/01/2046	3,000	2,856
U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	5,538	5,673
4.625% due 12/03/2026	5,123	5,385
5.900% due 04/01/2026	3,095	3,452
United Airlines Pass-Through Trust
2.875% due 04/07/2030	600	581
3.100% due 04/07/2030	600	578
4.000% due 10/11/2027	1,830	1,899
4.300% due 02/15/2027	12,720	13,261
UnitedHealth Group, Inc.
4.625% due 07/15/2035	8,900	9,700
4.750% due 07/15/2045	5,700	6,260
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	300	299
WestJet Airlines Ltd.
3.500% due 06/16/2021	2,300	2,287
Whirlpool Corp.
4.500% due 06/01/2046	1,100	1,099
Woodside Finance Ltd.
3.700% due 09/15/2026	7,000	6,851

		791,442

UTILITIES 12.0%
AEP Texas, Inc.
6.650% due 02/15/2033	1,800	2,211
Allegheny Energy Supply Co. LLC
6.750% due 10/15/2039	11,500	16,574
American Water Capital Corp.
4.300% due 12/01/2042	2,600	2,722
AT&T, Inc.
4.500% due 05/15/2035	700	661
4.500% due 03/09/2048	65	58
4.550% due 03/09/2049	30,507	27,466
5.250% due 03/01/2037	7,800	7,968
5.350% due 09/01/2040	2,932	3,022
Berkshire Hathaway Energy Co.
6.125% due 04/01/2036	2,305	2,886
6.500% due 09/15/2037	5,300	6,915
BG Energy Capital PLC
5.125% due 10/15/2041	6,100	6,697
British Telecommunications PLC
9.125% due 12/15/2030	730	1,098
Cleco Corporate Holdings LLC
3.743% due 05/01/2026	6,500	6,438
4.973% due 05/01/2046	1,000	1,034

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	59

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Consolidated Edison Co. of New York, Inc.
3.850% due 06/15/2046	$8,000	$7,701
6.750% due 04/01/2038	9,190	12,458
Duke Energy Carolinas LLC
3.750% due 06/01/2045	2,000	1,914
Duke Energy Florida LLC
3.850% due 11/15/2042	4,600	4,490
6.350% due 09/15/2037	200	263
Duke Energy Ohio, Inc.
5.400% due 06/15/2033	110	124
Duke Energy Progress LLC
6.300% due 04/01/2038	800	1,034
E.ON International Finance BV
6.650% due 04/30/2038	1,000	1,228
Electricite de France S.A.
5.250% due 10/13/2055	1,071	1,096
Emera U.S. Finance LP
3.550% due 06/15/2026	1,100	1,083
4.750% due 06/15/2046	7,900	8,000
Exelon Corp.
4.450% due 04/15/2046	1,425	1,417
5.100% due 06/15/2045	19,400	21,050
Florida Power & Light Co.
4.050% due 10/01/2044	1,805	1,846
Indiana Michigan Power Co.
6.050% due 03/15/2037	800	977
Koninklijke KPN NV
8.375% due 10/01/2030	3,000	4,029
New York State Electric & Gas Corp.
3.250% due 12/01/2026	8,900	8,863
Niagara Mohawk Power Corp.
4.119% due 11/28/2042	3,500	3,443
Ohio Power Co.
5.850% due 10/01/2035	100	117
6.600% due 02/15/2033	30	37
6.600% due 03/01/2033	65	80
Pacific Gas & Electric Co.
6.350% due 02/15/2038	13,200	17,261
PacifiCorp
5.750% due 04/01/2037	60	73
6.000% due 01/15/2039	2,040	2,592
6.100% due 08/01/2036	60	76
Petrobras Global Finance BV
5.375% due 01/27/2021	2,800	2,890
6.125% due 01/17/2022	3,100	3,258
6.875% due 01/20/2040	6,900	6,603
8.375% due 05/23/2021	3,100	3,515
Plains All American Pipeline LP
2.850% due 01/31/2023	12,400	11,901
4.900% due 02/15/2045	4,700	4,409
Progress Energy, Inc.
7.750% due 03/01/2031	3,500	4,885
Public Service Electric & Gas Co.
4.000% due 06/01/2044	5,700	5,653
SES S.A.
3.600% due 04/04/2023	4,600	4,530
5.300% due 04/04/2043	3,800	3,314
Shell International Finance BV
3.625% due 08/21/2042	4,900	4,429
3.750% due 09/12/2046	2,600	2,396
4.000% due 05/10/2046	1,537	1,481
4.375% due 05/11/2045	4,500	4,578
Sierra Pacific Power Co.
6.750% due 07/01/2037	3,600	4,699
Southern California Edison Co.
6.000% due 01/15/2034	3,600	4,502
Southwestern Electric Power Co.
6.200% due 03/15/2040	2,100	2,620
Transcanada Trust
5.300% due 03/15/2077	4,400	4,356
Verizon Communications, Inc.
4.125% due 03/16/2027	1,100	1,121
4.522% due 09/15/2048	39,586	36,176
4.862% due 08/21/2046	7,200	6,951

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.012% due 04/15/2049	$3,574	$3,489
5.012% due 08/21/2054	8,419	8,070
5.250% due 03/16/2037	6,200	6,424
5.500% due 03/16/2047	3,800	3,999
Wisconsin Electric Power Co.
4.300% due 12/15/2045	3,600	3,691

		336,942

Total Corporate Bonds & Notes (Cost $1,576,113)		1,635,038

MUNICIPAL BONDS & NOTES 3.9%

CALIFORNIA 1.0%
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	6,800	9,339
Calleguas-Las Virgenes Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
5.944% due 07/01/2040	1,200	1,471
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	900	1,203
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	1,400	1,944
University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	14,500	14,268

		28,225

COLORADO 0.0%
Colorado State Certificates of Participation Bonds, (BABs), Series 2009
6.650% due 09/15/2045	1,000	1,241

GEORGIA 0.6%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	5,325	5,983
6.655% due 04/01/2057	8,500	9,560

		15,543

ILLINOIS 0.5%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	10,900	12,795
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	500	624

		13,419

KANSAS 0.1%
Kansas Development Finance Authority Revenue Bonds, Series 2015
4.927% due 04/15/2045	2,600	2,795

MISSISSIPPI 0.1%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.413% due 01/01/2040	3,100	3,829

OHIO 0.5%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.834% due 02/15/2041	6,480	9,309
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	4,935	4,828

		14,137

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 0.0%
Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2016
4.014% due 06/01/2033	$600	$595
4.144% due 06/01/2038	500	485

		1,080

TEXAS 0.8%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	5,450	7,079
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	13,100	13,914

		20,993

WEST VIRGINIA 0.3%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	7,895	7,573

Total Municipal Bonds & Notes (Cost $97,692)		108,835

U.S. GOVERNMENT AGENCIES 14.5%
Fannie Mae
0.000% due 03/23/2028 - 05/15/2030 (b)	43,912	28,523
1.042% due 07/25/2037	28	27
1.112% due 03/25/2036	8	8
1.182% due 10/27/2037	5	5
1.382% due 09/25/2032	10	10
1.814% due 06/01/2043	169	173
2.254% due 06/01/2035	984	1,035
2.616% due 10/01/2035	556	586
2.687% due 04/01/2035	501	528
2.689% due 12/01/2033	27	28
2.773% due 09/01/2035	45	47
2.800% due 06/01/2035	961	1,004
2.912% due 12/01/2034	516	541
2.942% due 11/01/2034	1,062	1,127
2.986% due 08/01/2035	74	78
2.998% due 05/25/2035	790	833
3.000% due 12/25/2046	1,166	995
3.405% due 11/01/2035	12	12
4.000% due 02/25/2019	9	9
5.000% due 08/25/2033	59	67
5.500% due 04/25/2033 - 09/25/2035	4,244	4,794
5.625% due 07/15/2037	31,070	41,823
5.900% due 07/25/2042	12	13
6.000% due 07/25/2031 - 03/25/2036	904	1,061
6.080% due 09/01/2028	1,800	2,304
6.496% due 05/25/2032	3	3
Fannie Mae, TBA
3.000% due 04/01/2047 - 05/01/2047	48,900	48,437
Federal Farm Credit Bank
5.125% due 07/09/2029	500	603
5.750% due 12/07/2028	20	25
Freddie Mac
0.000% due 03/15/2031 (b)	13,400	8,396
1.062% due 08/15/2019 - 10/15/2020	51	51
1.142% due 02/15/2019	15	15
1.312% due 01/15/2033	5	5
1.412% due 09/15/2030	3	3
1.796% due 02/25/2045	10	11
1.814% due 10/25/2044	42	43
2.850% due 04/01/2035	67	70
2.920% due 10/01/2035	53	56
2.976% due 06/01/2035	30	31
4.000% due 06/15/2041	13,650	14,838
5.000% due 03/01/2038 - 12/01/2038	1,191	1,305

60	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 02/15/2024	$82	$90
6.000% due 06/15/2035 - 10/01/2037	478	545
6.500% due 10/25/2043	85	100
6.750% due 03/15/2031 (i)	10,100	14,464
Ginnie Mae
2.125% due 05/20/2030	80	83
Israel Government AID Bond
0.000% due 08/15/2024 - 11/01/2024 (b)	9,298	7,561
5.500% due 09/18/2033	16,117	21,125
Residual Funding Corp. STRIPS (b)
0.000% due 01/15/2030 - 04/15/2030	266,167	177,238
Resolution Funding Corp. STRIPS (b)
0.000% due 07/15/2026 - 07/15/2029	31,474	22,499
Small Business Administration
5.290% due 12/01/2027	477	513
5.510% due 11/01/2027	131	141
Tennessee Valley Authority
4.875% due 01/15/2048	2,250	2,675

Total U.S. Government Agencies (Cost $369,969)		406,557

U.S. TREASURY OBLIGATIONS 39.0%
U.S. Treasury Bonds
2.500% due 02/15/2045 (g)	33,000	29,651
2.750% due 08/15/2042 (g)(k)	57,850	55,151
2.750% due 11/15/2042 (g)	46,650	44,421
2.875% due 05/15/2043	14,000	13,631
2.875% due 08/15/2045 (g)	125,730	121,919
2.875% due 11/15/2046 (g)	18,314	17,767
3.000% due 11/15/2044 (g)(i)	76,600	76,248
3.125% due 02/15/2042 (g)	10,000	10,232
3.125% due 02/15/2043 (g)(i)	181,686	185,295
3.375% due 05/15/2044 (i)(k)	2,600	2,774
3.625% due 08/15/2043 (g)(i)(k)	98,300	109,455
3.625% due 02/15/2044 (g)(k)	13,000	14,485
3.750% due 11/15/2043 (g)(k)	89,000	101,269
4.250% due 11/15/2040 (g)	8,200	10,012
4.375% due 05/15/2041 (g)	5,500	6,849
4.625% due 02/15/2040 (g)(i)(k)	14,900	19,138
U.S. Treasury Inflation Protected Securities (c)
0.375% due 07/15/2023 (g)(i)	84,657	86,074
2.500% due 01/15/2029 (g)(i)(k)	10,203	12,491
U.S. Treasury Notes
1.750% due 01/31/2023 (g)(k)	36,500	35,821
1.750% due 05/15/2023 (g)(i)(k)	7,020	6,868
1.875% due 02/28/2022 (g)	1,900	1,896
2.250% due 12/31/2023 (i)(k)	7,170	7,195
2.250% due 01/31/2024 (g)	23,625	23,696
2.250% due 02/15/2027	900	888
U.S. Treasury STRIPS (b)
0.000% due 05/15/2033	8,800	5,536
0.000% due 11/15/2033	18,800	11,613
0.000% due 05/15/2034	27,700	16,803
0.000% due 11/15/2035	4,500	2,596
0.000% due 02/15/2037	9,100	5,014
0.000% due 08/15/2037	8,900	4,798
0.000% due 08/15/2039	13,100	6,718
0.000% due 05/15/2040	19,850	9,863
0.000% due 08/15/2040	43,500	21,345
0.000% due 05/15/2042	1,300	599
0.000% due 08/15/2042	17,880	8,147
0.000% due 11/15/2042	12,000	5,426
0.000% due 05/15/2043	3,400	1,510
0.000% due 08/15/2043	400	177
0.000% due 02/15/2044	6,100	2,595

Total U.S. Treasury Obligations (Cost $1,127,629)		1,095,966

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.8%
1345 Avenue of the Americas & Park Avenue Plaza Trust
5.278% due 08/10/2035	6,000	6,787

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Home Mortgage Assets Trust
1.558% due 11/25/2046	$2,138	$1,108
American Home Mortgage Investment Trust
3.361% due 02/25/2045	19	19
BAMLL Commercial Mortgage Securities Trust
4.185% due 08/15/2046	13,300	14,057
Banc of America Funding Trust
3.080% due 02/20/2036	805	798
3.102% due 05/25/2035	21	21
3.500% due 01/20/2047 ^	63	55
Banc of America Mortgage Trust
6.500% due 09/25/2033	1	1
Banc of America Re-REMIC Trust
5.858% due 02/24/2051	373	372
5.899% due 12/24/2049	2,333	2,341
Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	2,500	2,699
4.957% due 08/10/2035	8,700	9,261
Bear Stearns Adjustable Rate Mortgage Trust
2.753% due 11/25/2030	67	64
2.820% due 08/25/2035	280	279
2.830% due 10/25/2035	149	144
3.113% due 10/25/2035	25	25
3.260% due 03/25/2035	984	993
3.290% due 11/25/2034	52	50
3.433% due 05/25/2047 ^	2,003	1,898
3.510% due 02/25/2034	21	21
3.636% due 03/25/2035	109	110
3.750% due 05/25/2034	1	1
Bear Stearns ALT-A Trust
3.135% due 11/25/2036 ^	207	169
3.176% due 11/25/2036	300	269
3.272% due 09/25/2035	6,542	5,644
Chase Mortgage Finance Trust
3.178% due 03/25/2037 ^	650	609
5.500% due 11/25/2035	5,000	4,784
Citigroup Mortgage Loan Trust, Inc.
1.052% due 01/25/2037	61	46
1.578% due 08/25/2035 ^	367	325
2.690% due 09/25/2035	193	200
2.760% due 09/25/2035	134	139
2.930% due 10/25/2035	93	93
COBALT Commercial Mortgage Trust
5.484% due 04/15/2047	15	15
Commercial Mortgage Trust
3.140% due 10/10/2036	4,300	4,241
Core Industrial Trust
3.494% due 02/10/2037	4,250	4,179
Countrywide Alternative Loan Trust
1.172% due 09/25/2046 ^	1,682	1,312
1.173% due 12/20/2046 ^	1,200	972
1.188% due 03/20/2046	280	235
1.262% due 02/25/2037	125	103
5.500% due 03/25/2036 ^	134	107
6.250% due 08/25/2037 ^	201	176
Countrywide Home Loan Mortgage Pass-Through Trust
1.442% due 05/25/2035	125	104
1.622% due 03/25/2035	366	310
3.076% due 04/20/2035	29	29
3.097% due 11/25/2034	156	154
3.122% due 08/25/2034 ^	119	102
3.124% due 11/20/2034	27	27
3.155% due 08/25/2034 ^	44	38
3.306% due 02/20/2036 ^	215	190
3.309% due 02/20/2036 ^	154	137
3.312% due 02/20/2035	48	49
5.250% due 05/25/2035	251	218
Countrywide Home Loan Reperforming REMIC Trust
1.402% due 07/25/2036	6,099	5,543
Credit Suisse First Boston Mortgage Securities Corp.
2.809% due 07/25/2033	29	28
2.975% due 08/25/2033	13	13
DBUBS Mortgage Trust
2.208% due 07/12/2044	4,410	4,470
DLJ Mortgage Acceptance Corp.
4.623% due 11/25/2023	9	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Downey Savings & Loan Association Mortgage Loan Trust
1.238% due 08/19/2045	$184	$159
First Horizon Mortgage Pass-Through Trust
2.971% due 08/25/2035	38	33
3.021% due 12/25/2034	9	9
GS Mortgage Securities Trust
2.777% due 10/10/2049	2,720	2,705
3.602% due 10/10/2049	5,225	5,069
GSMPS Mortgage Loan Trust
1.332% due 01/25/2036	773	653
GSR Mortgage Loan Trust
3.087% due 09/25/2035	106	110
3.144% due 11/25/2035	19	19
HarborView Mortgage Loan Trust
1.158% due 07/19/2046 ^	3,012	1,742
1.168% due 01/19/2038	764	668
1.218% due 03/19/2036	279	211
3.480% due 07/19/2035 ^	144	129
IndyMac Mortgage Loan Trust
1.182% due 06/25/2046	1,009	860
3.024% due 12/25/2034	32	30
3.462% due 04/25/2037	210	188
3.497% due 04/25/2037 ^	397	299
JPMorgan Chase Commercial Mortgage Securities Re-REMIC Trust
2.362% due 01/15/2033	2,687	2,694
JPMorgan Chase Commercial Mortgage Securities Trust
4.106% due 07/15/2046	10,734	10,979
JPMorgan Mortgage Trust
3.270% due 02/25/2035	10	10
3.420% due 07/25/2035	4,424	4,440
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045	2,119	2,151
MASTR Adjustable Rate Mortgages Trust
1.192% due 04/25/2046	911	665
3.050% due 11/21/2034	207	212
MASTR Alternative Loan Trust
5.500% due 01/25/2025	95	96
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.612% due 11/15/2031	71	66
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.352% due 12/15/2030	93	90
Merrill Lynch Mortgage Investors Trust
1.192% due 02/25/2036	414	397
1.232% due 11/25/2035	8	7
1.784% due 10/25/2035	14	13
2.543% due 10/25/2035	86	86
3.051% due 05/25/2033	25	25
3.244% due 02/25/2034	18	18
3.280% due 07/25/2034	197	197
3.369% due 05/25/2033	12	12
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.861% due 08/12/2049	2,593	2,604
Morgan Stanley Bank of America Merrill Lynch Trust
2.729% due 09/15/2049	3,100	3,038
Prime Mortgage Trust
1.382% due 02/25/2034	5	4
Residential Accredit Loans, Inc. Trust
1.192% due 04/25/2046	264	134
6.000% due 06/25/2036	89	75
Residential Asset Securitization Trust
1.382% due 01/25/2046 ^	282	130
SFAVE Commercial Mortgage Securities Trust
3.872% due 01/05/2043	13,400	13,131
Structured Adjustable Rate Mortgage Loan Trust
1.202% due 05/25/2037	316	268
2.038% due 01/25/2035	105	90
3.219% due 12/25/2034	282	278
3.255% due 08/25/2035	37	35
Structured Asset Mortgage Investments Trust
1.192% due 04/25/2036	1,443	1,286
1.202% due 05/25/2036	322	277

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	61

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.228% due 07/19/2035	$66	$62
1.262% due 02/25/2036 ^	665	570
1.292% due 12/25/2035 ^	12	10
1.638% due 10/19/2034	38	37
Structured Asset Securities Corp.
3.257% due 12/25/2033	33	33
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.893% due 02/25/2032	20	20
3.084% due 01/25/2032	15	15
WaMu Mortgage Pass-Through Certificates Trust
1.252% due 07/25/2045	6,600	6,312
1.252% due 12/25/2045	108	103
1.272% due 10/25/2045	1,448	1,419
1.292% due 01/25/2045	73	71
1.338% due 02/25/2047 ^	866	708
1.338% due 03/25/2047 ^	491	412
1.352% due 05/25/2034	725	646
1.368% due 01/25/2047	3	3
1.398% due 04/25/2047	1,894	1,715
1.638% due 08/25/2046	2,642	2,340
2.038% due 08/25/2042	2	2
2.099% due 05/25/2046	49	44
2.116% due 09/25/2046	29	28
2.116% due 10/25/2046	8	7
2.116% due 11/25/2046	95	86
2.716% due 12/25/2036 ^	450	415
3.039% due 02/25/2037 ^	635	577
3.137% due 03/25/2034	255	256
Washington Mutual Mortgage Loan Trust
1.810% due 05/25/2041	3	3
Washington Mutual Mortgage Pass-Through Certificates Trust
1.608% due 05/25/2046	718	576
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043	13,100	13,877
Wells Fargo Mortgage-Backed Securities Trust
3.044% due 09/25/2034	97	99
3.089% due 03/25/2036	854	844
3.094% due 01/25/2035	23	23

Total Non-Agency Mortgage-Backed Securities (Cost $156,708)		163,848

ASSET-BACKED SECURITIES 1.8%
Aircraft Certificate Owner Trust
7.001% due 09/20/2022	2,112	2,276
Amortizing Residential Collateral Trust
1.562% due 07/25/2032	1	1
Bear Stearns Asset-Backed Securities Trust
3.041% due 07/25/2036	103	98
3.346% due 10/25/2036	43	41
CIFC Funding Ltd.
2.239% due 01/29/2025	4,500	4,503
Citigroup Mortgage Loan Trust, Inc.
1.042% due 07/25/2045	12	8
Countrywide Asset-Backed Certificates
1.018% due 12/25/2031 ^	9	6
Credit Suisse Mortgage Capital Mortgage-Backed Trust
4.500% due 03/25/2021	4,500	4,514
Credit-Based Asset Servicing and Securitization LLC
0.898% due 07/25/2037	30	19
1.052% due 01/25/2037 ^	35	14
1.882% due 07/25/2035	85	79
4.258% due 04/25/2037	859	847
Dryden Senior Loan Fund
2.223% due 01/15/2025	3,900	3,905
Equity One Mortgage Pass-Through Trust
5.699% due 07/25/2034	925	915

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First NLC Trust
1.052% due 08/25/2037		$22	$13
GE-WMC Mortgage Securities Trust
1.022% due 08/25/2036		1	1
GSAMP Trust
1.052% due 12/25/2036		8	4
Lehman ABS Mortgage Loan Trust
1.072% due 06/25/2037		21	13
Long Beach Mortgage Loan Trust
1.542% due 10/25/2034		5	4
MASTR Specialized Loan Trust
1.242% due 02/25/2036		7,818	7,429
MESA Trust
1.782% due 12/25/2031		38	36
Navient Student Loan Trust
2.132% due 03/25/2066		5,665	5,728
New Century Home Equity Loan Trust
1.722% due 08/25/2034		17	16
2.062% due 01/25/2034		318	313
4.861% due 08/25/2035		259	269
Residential Asset Securities Corp. Trust
5.510% due 04/25/2033		638	669
Securitized Asset-Backed Receivables LLC Trust
1.112% due 05/25/2037 ^		62	49
SLM Student Loan Trust
2.538% due 04/25/2023		11,406	11,645
Soundview Home Loan Trust
1.062% due 06/25/2037		14	10
Sunset Mortgage Loan Co. LLC
4.459% due 09/18/2045		283	284
Wells Fargo Home Equity Asset-Backed Securities Trust
1.252% due 07/25/2036		3,400	3,108
WhiteHorse Ltd.
2.235% due 02/03/2025		4,400	4,402

Total Asset-Backed Securities (Cost $49,900)			51,219

SOVEREIGN ISSUES 3.7%
Brazil Government International Bond
5.625% due 02/21/2047		10,900	10,600
Colombia Government International Bond
6.125% due 01/18/2041		8,700	9,962
7.375% due 09/18/2037		720	922
Development Bank of Japan, Inc.
1.625% due 09/01/2021		10,400	10,032
Export-Import Bank of India
3.375% due 08/05/2026		11,600	11,110
Kazakhstan Government International Bond
6.500% due 07/21/2045		3,400	4,039
Mexico Government International Bond
4.600% due 01/23/2046		3,490	3,355
5.550% due 01/21/2045		350	379
5.750% due 10/12/2110		10,400	10,400
6.050% due 01/11/2040		4,785	5,485
Qatar Government International Bond
4.625% due 06/02/2046		1,200	1,233
6.400% due 01/20/2040		10,700	13,709
Saudi Government International Bond
2.375% due 10/26/2021		3,700	3,638
3.250% due 10/26/2026		3,600	3,505
4.500% due 10/26/2046		2,600	2,568
Spain Government International Bond
5.150% due 10/31/2044	EUR	8,800	13,533

Total Sovereign Issues (Cost $101,852)			104,470

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

FINANCIALS 0.0%
American International Group, Inc.	3,712	232

Total Common Stocks (Cost $108)		232

CONVERTIBLE PREFERRED SECURITIES 0.7%

BANKING & FINANCE 0.7%
Wells Fargo & Co.
7.500% (d)	15,300	18,956

Total Convertible Preferred Securities (Cost $15,982)		18,956

PREFERRED SECURITIES 0.2%

INDUSTRIALS 0.0%
Entergy Louisiana LLC
4.700% due 06/01/2063	20,000	458

UTILITIES 0.2%
Entergy Texas, Inc.
5.625% due 06/01/2064	156,000	4,115
SCE Trust
5.750% due 03/15/2024 (d)	43,000	1,172

		5,287

Total Preferred Securities (Cost $5,375)		5,745

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (f) 0.1%
		2,289

Total Short-Term Instruments (Cost $2,289)		2,289

Total Investments in Securities (Cost $3,508,606)		3,598,100

INVESTMENTS IN AFFILIATES 1.9%

SHORT-TERM INSTRUMENTS 1.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.9%
PIMCO Short-Term Floating NAV Portfolio III	5,509,177	54,464

Total Short-Term Instruments (Cost $54,464)		54,464

Total Investments in Affiliates (Cost $54,464)		54,464

Total Investments 130.0% (Cost $3,563,070)		$3,652,564

Financial Derivative Instruments (h)(j) (0.1)%
(Cost or Premiums, net $(688))		(3,993)

Other Assets and Liabilities, net (29.9)%		(838,425)

Net Assets 100.0%		$2,810,146

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.

62	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	01/31/2021	02/11/2014	$ 4,989	$4,945	0.18%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.500%	03/31/2017	04/03/2017	$1,273	U.S. Treasury Bonds 2.875% due 11/15/2046	$(1,274)	$1,273	$1,273
SSB	0.050	03/31/2017	04/03/2017	1,016	U.S. Treasury Notes 1.625% due 12/31/2019(2)	(1,038)	1,016	1,016

Total Repurchase Agreements						$(2,312)	$2,289	$2,289

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOM	0.790%	02/23/2017	04/21/2017	$(61,142)	$(61,195)
	0.810	01/23/2017	04/21/2017	(70,679)	(70,791)
BOS	0.820	01/04/2017	04/04/2017	(28,846)	(28,905)
	1.040	03/17/2017	04/07/2017	(2,497)	(2,498)
	1.040	03/20/2017	04/10/2017	(699)	(699)
BSN	0.850	01/03/2017	04/03/2017	(55,015)	(55,132)
	0.850	01/05/2017	04/05/2017	(15,522)	(15,554)
	0.850	03/02/2017	04/03/2017	(13,144)	(13,154)
	0.950	04/03/2017	05/03/2017	(8,499)	(8,499)
GRE	1.050	03/16/2017	04/18/2017	(16,200)	(16,209)
	1.050	03/23/2017	04/24/2017	(16,585)	(16,590)
	1.080	03/23/2017	04/06/2017	(25,287)	(25,295)
IND	0.770	02/13/2017	04/13/2017	(22,501)	(22,525)
	0.780	01/17/2017	04/13/2017	(6,217)	(6,228)
	0.790	01/17/2017	04/17/2017	(90,375)	(90,525)
	0.790	03/01/2017	04/17/2017	(11,653)	(11,661)
	0.810	01/18/2017	04/18/2017	(32,978)	(33,033)
	0.850	03/07/2017	04/07/2017	(9,377)	(9,382)
JPS	0.500	03/30/2017	04/04/2017	(11,550)	(11,550)
	0.500	04/04/2017	04/07/2017	(9,625)	(9,625)
SCX	0.830	01/18/2017	04/18/2017	(190,039)	(190,368)
	0.910	03/08/2017	04/10/2017	(82,987)	(83,042)
SGY	0.750	04/03/2017	04/11/2017	(1,900)	(1,900)

Total Reverse Repurchase Agreements					$(784,360)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BCY	0.650%	03/15/2017	04/17/2017	$(7,250)	$(7,253)
GSC	1.000	03/14/2017	04/25/2017	(24,274)	(24,287)

Total Sale-Buyback Transactions					$(31,540)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	63

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	6.000%	04/01/2047	$ 5,000	$(5,655)	$(5,654)

Total Short Sales				$(5,655)	$(5,654)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(g)	Securities with an aggregate market value of $814,195 and cash of $35 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$0	$(131,986)	$0	$(131,986)	$131,481	$(505)
BOS	1,273	(32,102)	0	(30,829)	30,737	(92)
BSN	0	(92,339)	0	(92,339)	91,992	(347)
GRE	0	(58,094)	0	(58,094)	58,234	140
IND	0	(173,354)	0	(173,354)	172,876	(478)
JPS	0	(21,175)	0	(21,175)	21,073	(102)
RYL	0	0	0	0	(289)	(289)
SCX	0	(273,410)	0	(273,410)	271,415	(1,995)
SGY	0	(1,900)	0	(1,900)	1,896	(4)
SSB	1,016	0	0	1,016	(1,038)	(22)

Master Securities Forward Transaction Agreement
BCY	0	0	(7,253)	(7,253)	7,116	(137)
GSC	0	0	(24,287)	(24,287)	24,047	(240)

Total Borrowings and Other Financing Transactions	$2,289	$(784,360)	$(31,540)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(764,336)	$0	$0	$(764,336)

Total	$0	$(764,336)	$0	$0	$(764,336)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(31,540)	0	0	(31,540)

Total	$0	$(31,540)	$0	$0	$(31,540)

Total Borrowings	$0	$(795,876)	$0	$0	$(795,876)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions(6)					$(795,876)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(773,564) at a weighted average interest rate of 0.690%.
(4)	Payable for sale-buyback transactions includes $(17) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	Unsettled reverse repurchase agreements liability of $(20,024) is outstanding at period end.

64	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME 90-Day Eurodollar June Futures	$98.500	06/19/2017	3,807	$103	$24

Total Purchased Options				$103	$24

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	Short	06/2017	846	$(74)	$0	$(66)
U.S. Treasury 5-Year Note June Futures	Short	06/2017	404	(60)	0	(66)
U.S. Treasury 10-Year Note June Futures	Long	06/2017	1,079	369	236	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	150	(116)	0	(47)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	749	102	234	0

Total Futures Contracts				$221	$470	$(179)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Hess Corp.	1.000%	06/20/2021	1.116%	$7,300	$(31)	$230	$5	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.IG-27 5-Year Index	1.000%	12/20/2021	$	130,600	$(2,469)	$(758)	$0	$(51)
CDX.IG-28 5-Year Index	1.000	06/20/2022		171,000	(2,898)	(190)	0	(67)
iTraxx Europe Main 25 5-Year Index	1.000	06/20/2021	EUR	42,100	(798)	15	0	(22)

					$(6,165)	$(933)	$0	$(140)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.350%	10/02/2025	$	14,800	$(153)	$(57)	$0	$(25)
Receive	3-Month USD-LIBOR	1.564	06/28/2026		6,500	422	464	0	(11)
Receive	3-Month USD-LIBOR	1.500	06/30/2026		25,900	1,822	1,973	0	(44)
Receive	3-Month USD-LIBOR	1.515	06/30/2026		56,500	3,901	4,265	0	(96)
Receive	3-Month USD-LIBOR	1.555	06/30/2026		59,800	3,920	4,309	0	(102)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		310,880	15,897	24,275	0	(466)
Receive(5)	3-Month USD-LIBOR	2.288	06/01/2027		22,500	323	323	0	(40)
Receive(5)	3-Month USD-LIBOR	1.500	06/21/2027		24,900	2,092	(75)	0	(36)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		43,700	1,528	4,733	0	(73)
Receive(5)	3-Month USD-LIBOR	1.750	06/21/2047		5,900	1,228	125	0	(10)
Receive	28-Day MXN-TIIE	7.150	12/21/2018	MXN	907,500	20	31	24	0
Pay	28-Day MXN-TIIE	7.160	12/21/2018		857,200	27	27	23	0
Pay	28-Day MXN-TIIE	8.300	02/07/2019		211,800	244	(1,947)	7	0
Pay	28-Day MXN-TIIE	7.199	12/03/2021		29,700	1	1	3	0
Pay	28-Day MXN-TIIE	5.750	06/05/2023		28,000	(117)	(158)	3	0
Pay	28-Day MXN-TIIE	8.280	11/28/2036		230,400	730	732	89	0
Pay	28-Day MXN-TIIE	8.310	11/28/2036		45,200	151	147	17	0

						$32,036	$39,168	$166	$(903)

Total Swap Agreements						$25,840	$38,465	$171	$(1,043)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	65

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(i)	Securities with an aggregate market value of $37,142 and cash of $3,184 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$24	$470	$171	$665	$0	$(179)	$(1,043)	$(1,222)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	EUR	15,085		$16,003	$1	$(91)
BPS	04/2017		$16,269	EUR	15,085	0	(176)
	04/2017		26,459	MXN	543,509	2,512	0
	05/2017	EUR	15,085		$16,290	177	0
	05/2017		$1,367	GBP	1,085	0	(6)
DUB	04/2017		473	RUB	28,289	27	0
FBF	04/2017		219	MXN	4,193	4	0
GLM	04/2017	CAD	1,078		$809	0	(2)
	05/2017		$27,252	JPY	3,098,200	618	0
JPM	04/2017		606	MXN	12,129	41	0
	05/2017		2,749	JPY	307,500	18	0

Total Forward Foreign Currency Contracts						$3,398	$(275)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	05/13/2019	$	11,600	$1,005	$1,143
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	02/07/2020		75,100	3,110	2,672
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.170	09/11/2017	EUR	3,500	38	21
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.513	09/30/2019	$	5,700	344	729
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.265	09/11/2017	EUR	35,500	357	150
DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/28/2017	$	1,099,200	742	164
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	11/07/2019		7,400	666	760

66	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250%	11/28/2017	$	61,100	$34	$9
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.164	09/11/2017	EUR	7,400	84	45
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.223	09/11/2017		20,600	205	101
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.680	11/30/2017	$	28,800	140	50
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.838	06/08/2017		107,800	628	161
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.513	09/27/2019		79,700	4,981	10,194
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.725	11/07/2019		43,000	4,299	4,528
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	11/07/2019		26,000	2,366	2,669
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/28/2017		612,700	349	91
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.608	04/04/2019		31,400	1,727	3,356

								$21,075	$26,843

Total Purchased Options								$21,075	$26,843

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$40,800	$(367)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	05/13/2019	$	55,600	$(1,014)	$(1,206)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000	02/07/2020		188,250	(3,121)	(2,597)
BPS	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	09/30/2019		28,500	(338)	(882)
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	11/07/2019		37,000	(666)	(946)
GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	09/11/2017		76,300	(666)	(266)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.635	06/15/2017		21,200	(292)	(454)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.635	06/15/2017		21,200	(292)	(111)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	09/11/2017		3,000	(27)	(10)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/30/2017		6,000	(145)	(67)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	09/27/2019		398,500	(4,981)	(12,326)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	11/07/2019		345,300	(6,672)	(8,833)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.338	06/08/2017		107,800	(627)	(696)
RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/04/2019		157,000	(1,727)	(4,218)

								$(20,568)	$(32,612)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Call - OTC Fannie Mae, TBA 3.000% due 05/01/2047	$	99.133	05/04/2017	$42,100	$(138)	$(215)

Total Written Options						$(21,073)	$(32,827)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		4,310		0		(3,183)		(1,127)		0
Notional Amount in $		$434,600		$4,454,505		$(2,652,000)		$(452,055)		$(256,500)		$1,528,550
Notional Amount in EUR	EUR	83,200	EUR	1,107,600	EUR	(198,100)	EUR	(950,600)	EUR	(42,100)	EUR	0
Premiums		$(9,533)		$(34,710)		$18,515		$3,030		$1,625		$(21,073)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	67

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	12/20/2021	2.050%	$ 200	$(18)	$9	$0	$(9)
BRC	Brazil Government International Bond	1.000	12/20/2021	2.050	400	(35)	17	0	(18)
DUB	Telstra Corp. Ltd.	1.000	06/20/2021	0.354	2,300	32	30	62	0
GST	Russia Government International Bond	1.000	12/20/2021	1.494	6,800	(195)	48	0	(147)
HUS	Colombia Government International Bond	1.000	12/20/2021	1.193	5,500	(88)	42	0	(46)
JPM	Brazil Government International Bond	1.000	12/20/2021	2.050	500	(42)	19	0	(23)
UAG	Brazil Government International Bond	1.000	12/20/2021	2.050	8,630	(447)	53	0	(394)

						$(793)	$218	$62	$(637)

Total Swap Agreements						$(793)	$218	$62	$(637)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(k)	Securities with an aggregate market value of $7,483 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities				Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter
BOA	$1	$3,815	$0	$3,816	$(91)	$(3,803)	$(9)	$(3,903)	$(87)	$170	$83
BPS	2,689	750	0	3,439	(182)	(882)	0	(1,064)	2,375	(2,390)	(15)
BRC	0	150	0	150	0	0	(18)	(18)	132	0	132
DUB	27	924	62	1,013	0	(946)	0	(946)	67	(310)	(243)
FAR	0	0	0	0	0	(215)	0	(215)	(215)	270	55
FBF	4	0	0	4	0	0	0	0	4	0	4
GLM	618	155	0	773	(2)	(266)	0	(268)	505	(420)	85
GST	0	0	0	0	0	0	(147)	(147)	(147)	0	(147)
HUS	0	0	0	0	0	0	(46)	(46)	(46)	0	(46)
JPM	59	50	0	109	0	(642)	(23)	(665)	(556)	636	80
MYC	0	17,552	0	17,552	0	(21,855)	0	(21,855)	(4,303)	2,777	(1,526)
RYL	0	3,447	0	3,447	0	(4,218)	0	(4,218)	(771)	770	(1)
UAG	0	0	0	0	0	0	(394)	(394)	(394)	441	47

Total Over the Counter	$3,398	$26,843	$62	$30,303	$(275)	$(32,827)	$(637)	$(33,739)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

68	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$24	$24
Futures	0	0	0	0	470	470
Swap Agreements	0	5	0	0	166	171

	$0	$5	$0	$0	$660	$665

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,398	$0	$3,398
Purchased Options	0	0	0	0	26,843	26,843
Swap Agreements	0	62	0	0	0	62

	$0	$62	$0	$3,398	$26,843	$30,303

	$0	$67	$0	$3,398	$27,503	$30,968

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$179	$179
Swap Agreements	0	140	0	0	903	1,043

	$0	$140	$0	$0	$1,082	$1,222

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$275	$0	$275
Written Options	0	0	0	0	32,827	32,827
Swap Agreements	0	637	0	0	0	637

	$0	$637	$0	$275	$32,827	$33,739

	$0	$777	$0	$275	$33,909	$34,961

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$890	$890
Futures	0	0	0	0	(6,857)	(6,857)
Swap Agreements	0	(2,913)	0	0	(5,472)	(8,385)

	$0	$(2,913)	$0	$0	$(11,439)	$(14,352)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(483)	$0	$(483)
Purchased Options	0	0	0	(803)	(5,266)	(6,069)
Written Options	0	1,713	0	212	7,312	9,237
Swap Agreements	0	409	0	0	0	409

	$0	$2,122	$0	$(1,074)	$2,046	$3,094

	$0	$(791)	$0	$(1,074)	$(9,393)	$(11,258)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(78)	$(78)
Futures	0	0	0	0	997	997
Swap Agreements	0	(703)	0	0	44,699	43,996

	$0	$(703)	$0	$0	$45,618	$44,915

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,344	$0	$2,344
Purchased Options	0	0	0	0	12,046	12,046
Written Options	0	(18)	0	0	(18,109)	(18,127)
Swap Agreements	0	215	0	0	0	215

	$0	$197	$0	$2,344	$(6,063)	$(3,522)

	$0	$(506)	$0	$2,344	$39,555	$41,393

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	69

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$4,945	$4,945
Corporate Bonds & Notes
Banking & Finance	0	506,654	0	506,654
Industrials	0	791,442	0	791,442
Utilities	0	336,942	0	336,942
Municipal Bonds & Notes
California	0	28,225	0	28,225
Colorado	0	1,241	0	1,241
Georgia	0	15,543	0	15,543
Illinois	0	13,419	0	13,419
Kansas	0	2,795	0	2,795
Mississippi	0	3,829	0	3,829
Ohio	0	14,137	0	14,137
Pennsylvania	0	1,080	0	1,080
Texas	0	20,993	0	20,993
West Virginia	0	7,573	0	7,573
U.S. Government Agencies	0	406,557	0	406,557
U.S. Treasury Obligations	0	1,095,966	0	1,095,966
Non-Agency Mortgage-Backed Securities	0	163,848	0	163,848
Asset-Backed Securities	0	51,219	0	51,219
Sovereign Issues	0	104,470	0	104,470
Common Stocks
Financials	232	0	0	232
Convertible Preferred Securities
Banking & Finance	0	18,956	0	18,956
Preferred Securities
Industrials	458	0	0	458
Utilities	4,115	1,172	0	5,287
Short-Term Instruments
Repurchase Agreements	0	2,289	0	2,289

	$4,805	$3,588,350	$4,945	$3,598,100

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$54,464	$0	$0	$54,464

Total Investments	$59,269	$3,588,350	$4,945	$3,652,564

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(5,654)	0	(5,654)
U.S. Treasury Obligations	0	0	0	0

	$0	$(5,654)	$0	$(5,654)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	494	171	0	665
Over the counter	0	30,303	0	30,303

	$494	$30,474	$0	$30,968

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(179)	(1,043)	0	(1,222)
Over the counter	0	(33,739)	0	(33,739)

	$(179)	$(34,782)	$0	$(34,961)

Total Financial Derivative Instruments	$315	$(4,308)	$0	$(3,993)

Totals	$59,584	$3,578,388	$4,945	$3,642,917

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

70	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Long-Term U.S. Government Fund

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.0%

CORPORATE BONDS & NOTES 1.4%

BANKING & FINANCE 0.6%
Goldman Sachs Group, Inc.
2.789% due 10/28/2027	$3,000	$3,091
Wells Fargo & Co.
2.269% due 10/31/2023	6,000	6,115

		9,206

INDUSTRIALS 0.5%
United Airlines Pass-Through Trust
2.875% due 04/07/2030	1,800	1,742
3.100% due 04/07/2030	1,800	1,734
Vessel Management Services, Inc.
3.432% due 08/15/2036	5,354	5,261

		8,737

UTILITIES 0.3%
Consolidated Edison Co. of New York, Inc.
3.850% due 06/15/2046	5,400	5,198

Total Corporate Bonds & Notes (Cost $23,347)		23,141

MUNICIPAL BONDS & NOTES 0.1%

NEW YORK 0.1%
Port Authority of New York & New Jersey Revenue Bonds, Series 2009
6.040% due 12/01/2029	675	843

Total Municipal Bonds & Notes (Cost $711)		843

U.S. GOVERNMENT AGENCIES 10.5%
Fannie Mae
0.000% due 05/15/2030 (a)	13,282	8,622
1.042% due 07/25/2037	271	265
1.178% due 03/18/2031	45	45
1.432% due 10/25/2030	3	3
1.814% due 06/01/2043 - 03/01/2044	497	507
1.882% due 04/25/2032	30	31
2.032% due 03/25/2022	28	29
2.392% due 10/01/2024	29	29
2.537% due 04/01/2028	24	24
2.595% due 08/01/2026	4	4
2.650% due 11/01/2023	16	16
2.750% due 11/01/2031	1,791	1,708
2.757% due 02/01/2028	4	4
2.790% due 04/01/2030	2,185	2,100
2.896% due 05/01/2025	4	4
2.923% due 07/01/2035	65	69
3.123% due 12/01/2027	27	28
3.214% due 11/01/2034	84	89
3.500% due 06/25/2044	2,627	2,615
3.875% due 10/01/2024	1	1
4.000% due 09/25/2044 - 10/25/2044	13,276	13,834
4.250% due 04/25/2037	491	515
4.500% due 10/25/2023 - 06/25/2025	2,718	2,875
5.380% due 07/01/2033	1,938	2,017
5.625% due 04/17/2028 - 07/15/2037	10,082	13,552
6.000% due 05/17/2027	273	300
6.500% due 02/01/2022 - 08/01/2037	1,330	1,485
6.750% due 06/25/2032	1,913	2,223
6.900% due 05/25/2023	41	45
6.950% due 07/25/2020	6	6
7.000% due 12/25/2022 - 03/01/2038	1,678	1,867
7.800% due 10/25/2022	6	6
9.000% due 06/01/2027 - 11/01/2030	32	34

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Federal Farm Credit Bank
5.125% due 07/09/2029	$675	$815
5.750% due 12/07/2028	500	637
Federal Housing Administration
6.896% due 07/01/2020	162	158
7.000% due 11/25/2019	48	46
7.430% due 10/01/2022 - 01/01/2024	18	18
Freddie Mac
1.312% due 01/15/2033	57	57
1.412% due 04/15/2029 - 12/15/2032	53	53
1.462% due 06/15/2031	24	24
1.814% due 10/25/2044	2,795	2,825
1.912% due 09/15/2021	7	7
1.960% due 10/25/2023	25	25
2.014% due 07/25/2044	724	728
2.631% due 10/01/2026	14	14
2.762% due 01/01/2028	21	22
2.766% due 06/01/2022	1	1
2.771% due 01/01/2028	14	15
2.825% due 09/01/2027	20	20
2.869% due 02/01/2028	41	41
3.000% due 05/01/2022	3	3
3.500% due 05/15/2042	5,490	5,403
4.000% due 04/01/2037 - 07/15/2042	8,829	8,912
4.500% due 02/15/2035 - 07/15/2035	4,590	4,817
5.500% due 07/15/2033 - 06/15/2035	6,738	7,568
6.000% due 05/15/2028 - 09/15/2029	42	48
6.250% due 09/15/2023	440	465
6.500% due 08/01/2022 - 10/25/2043	492	549
6.750% due 03/15/2031	100	143
7.000% due 07/15/2022 - 01/15/2024	111	124
Ginnie Mae
1.928% due 03/20/2031	247	252
2.000% due 03/20/2023 - 01/20/2028	111	114
2.125% due 04/20/2017 - 05/20/2032	408	418
2.250% due 11/20/2021 - 11/20/2027	95	97
2.500% due 09/20/2017 - 03/20/2025	9	9
3.000% due 12/20/2017 - 08/20/2018	4	5
3.500% due 03/20/2021	3	3
4.000% due 08/20/2044 - 09/20/2044	27,249	29,346
6.000% due 08/20/2033	2,182	2,560
6.500% due 08/20/2034 - 09/20/2034	15	18
NCUA Guaranteed Notes
1.148% due 11/06/2017	632	632
Residual Funding Corp. STRIPS
0.000% due 07/15/2020 - 04/15/2030 (a)	47,244	31,404
Resolution Funding Corp. STRIPS
0.000% due 10/15/2028 - 04/15/2029 (a)	12,439	8,630
Small Business Administration
5.240% due 08/01/2023	561	602
Tennessee Valley Authority
4.625% due 09/15/2060	3,800	4,347
Tennessee Valley Authority STRIPS
0.000% due 05/01/2030 (a)	7,400	4,779

Total U.S. Government Agencies (Cost $160,061)		171,706

U.S. TREASURY OBLIGATIONS 109.6%
U.S. Treasury Bonds
2.250% due 08/15/2046	2,600	2,200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 02/15/2045	$47,600	$42,769
2.750% due 11/15/2042	25,600	24,377
2.875% due 05/15/2043	65,800	64,066
2.875% due 08/15/2045 (d)	156,100	151,368
2.875% due 11/15/2046 (d)	4,890	4,744
3.000% due 05/15/2042	10,000	9,998
3.000% due 11/15/2044	99,000	98,546
3.000% due 05/15/2045	119,800	119,093
3.000% due 02/15/2047 (d)	41,200	41,038
3.125% due 02/15/2043	99,000	100,966
3.375% due 05/15/2044 (d)	102,300	109,163
3.625% due 08/15/2043 (d)	101,400	112,907
3.625% due 02/15/2044 (d)	113,200	126,127
3.750% due 11/15/2043 (d)	185,400	210,958
U.S. Treasury Inflation Protected Securities (b)
0.375% due 07/15/2023	15,424	15,683
0.750% due 02/15/2045	1,341	1,279
1.375% due 02/15/2044	2,605	2,878
2.500% due 01/15/2029	1,991	2,437
U.S. Treasury Notes
1.250% due 07/31/2023 (f)	32,350	30,617
1.375% due 08/31/2023	37,400	35,634
1.375% due 09/30/2023 (h)	5,900	5,615
1.500% due 03/31/2023 (f)(h)	10,600	10,233
1.625% due 05/31/2023 (h)	2,990	2,902
1.750% due 04/30/2022	47,100	46,618
1.750% due 01/31/2023	51,950	50,984
1.875% due 08/31/2022	50,300	49,915
2.000% due 08/31/2021 (d)(f)	107,600	108,195
2.000% due 10/31/2021 (f)	69,100	69,418
2.250% due 02/15/2027 (d)	91,100	89,938
U.S. Treasury STRIPS
0.000% due 08/15/2034 (a)	5,100	3,069
0.000% due 11/15/2034 (a)	7,600	4,535
0.000% due 08/15/2035 (a)	2,500	1,453
0.000% due 11/15/2035 (a)	5,100	2,943
0.000% due 11/15/2036 (a)	5,100	2,833
0.000% due 05/15/2037 (a)	5,000	2,723
0.000% due 05/15/2040 (a)	12,950	6,434
0.000% due 05/15/2042 (a)	37,900	17,459
0.000% due 08/15/2042 (a)	5,100	2,324
0.000% due 11/15/2042 (a)	5,100	2,306
0.000% due 05/15/2043 (a)	24,600	10,922
0.000% due 08/15/2043 (a)	2,700	1,193
0.000% due 11/15/2044 (a)	800	339

Total U.S. Treasury Obligations (Cost $1,846,128)		1,799,199

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.1%
BAMLL Commercial Mortgage Securities Trust
4.185% due 08/15/2046	9,800	10,358
Bear Stearns Adjustable Rate Mortgage Trust
3.018% due 04/25/2033	31	31
3.510% due 02/25/2034	219	220
3.552% due 01/25/2034	76	77
3.629% due 02/25/2033	13	13
Bear Stearns ALT-A Trust
3.272% due 09/25/2035	561	484
Bear Stearns Commercial Mortgage Securities Trust
5.694% due 06/11/2050	876	882
Bear Stearns Mortgage Securities, Inc.
3.385% due 06/25/2030	1	1
Commercial Mortgage Trust
3.140% due 10/10/2036	2,800	2,762
5.808% due 12/10/2049	137	138
Countrywide Alternative Loan Trust
1.162% due 05/25/2047	606	519
1.192% due 05/25/2035	548	460
Countrywide Home Loan Mortgage Pass-Through Trust
1.562% due 04/25/2035	107	93
1.622% due 03/25/2035	822	650
Credit Suisse Commercial Mortgage Trust
3.953% due 09/15/2037	10,000	10,269
Credit Suisse First Boston Mortgage Securities Corp.
2.809% due 07/25/2033	165	163
5.750% due 04/22/2033	98	100
6.500% due 04/25/2033	3	3

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	71

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DBWF Mortgage Trust
3.791% due 12/10/2036	$7,300	$7,605
First Republic Bank Mortgage Pass-Through Certificates
1.462% due 06/25/2030	51	46
HarborView Mortgage Loan Trust
1.218% due 03/19/2036	558	422
1.418% due 05/19/2035	475	438
3.480% due 07/19/2035 ^	249	223
Impac CMB Trust
1.482% due 10/25/2035	2,433	2,101
JPMorgan Chase Commercial Mortgage Securities Trust
2.798% due 10/05/2031	4,400	4,432
5.882% due 02/15/2051	169	170
JPMorgan Mortgage Trust
3.420% due 07/25/2035	263	264
Nomura Asset Acceptance Corp. Alternative Loan Trust
3.065% due 10/25/2035	2,383	2,211
Residential Accredit Loans, Inc. Trust
1.282% due 08/25/2035	456	367
6.000% due 06/25/2036	1,182	996
Sequoia Mortgage Trust
1.328% due 07/20/2033	332	313
1.678% due 10/19/2026	14	14
1.738% due 10/20/2027	6	6
Structured Adjustable Rate Mortgage Loan Trust
1.202% due 05/25/2037	1,417	1,202
Structured Asset Mortgage Investments Trust
1.202% due 05/25/2036	179	154
1.638% due 09/19/2032	12	12
1.818% due 10/19/2033	141	128
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.084% due 01/25/2032	1	1
WaMu Mortgage Pass-Through Certificates Trust
1.242% due 11/25/2045	36	35
1.292% due 01/25/2045	588	568
1.424% due 12/25/2046	644	611

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.638% due 02/25/2046	$1,063	$1,028
2.038% due 06/25/2042	28	27
2.038% due 08/25/2042	17	17
2.116% due 08/25/2046	377	355
Washington Mutual Mortgage Loan Trust
1.810% due 05/25/2041	4	4
Wells Fargo Mortgage-Backed Securities Trust
3.089% due 03/25/2036	675	663

Total Non-Agency Mortgage-Backed Securities (Cost $53,121)		51,636

ASSET-BACKED SECURITIES 0.2%
Amortizing Residential Collateral Trust
1.562% due 07/25/2032	23	22
Bear Stearns Asset-Backed Securities Trust
1.642% due 10/25/2032	64	63
1.982% due 11/25/2042	322	309
CIT Group Home Equity Loan Trust
1.320% due 06/25/2033	30	29
Credit-Based Asset Servicing and Securitization LLC
1.042% due 11/25/2036	15	9
L.A. Arena Funding LLC
7.656% due 12/15/2026	24	25
Massachusetts Educational Financing Authority
1.988% due 04/25/2038	297	296
Soundview Home Loan Trust
1.042% due 11/25/2036	177	74
Specialty Underwriting & Residential Finance Trust
1.782% due 10/25/2035	1,881	1,712
Sunset Mortgage Loan Co. LLC
4.459% due 09/18/2045	891	894
Washington Mutual Asset-Backed Certificates Trust
1.042% due 10/25/2036	109	52

Total Asset-Backed Securities (Cost $3,729)		3,485

PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (c) 0.1%
		$966

Total Short-Term Instruments (Cost $966)		966

Total Investments in Securities (Cost $2,088,063)		2,050,976

SHARES
INVESTMENTS IN AFFILIATES 1.5%

SHORT-TERM INSTRUMENTS 1.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.5%
PIMCO Short-Term Floating NAV Portfolio III	2,551,977	25,229

Total Short-Term Instruments (Cost $25,229)		25,229

Total Investments in Affiliates (Cost $25,229)		25,229

Total Investments 126.5% (Cost $2,113,292)		$2,076,205

Financial Derivative Instruments (e)(g) (0.2)% (Cost or Premiums, net $(387))		(2,631)

Other Assets and Liabilities, net (26.3)%		(432,686)

Net Assets 100.0%		$1,640,888

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Zero coupon security.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$966	U.S. Treasury Notes 2.000% due 08/31/2021(2)	$(986)	$966	$966

Total Repurchase Agreements						$(986)	$966	$966

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOM	0.810%	01/23/2017	04/21/2017	$(390)	$(391)
BOS	0.850	03/23/2017	04/03/2017	(39,750)	(39,760)
BSN	0.820	01/19/2017	04/19/2017	(26,764)	(26,809)
	0.850	01/03/2017	04/03/2017	(29,311)	(29,374)
GRE	0.550	03/17/2017	04/07/2017	(21,673)	(21,678)
IND	0.790	01/17/2017	04/17/2017	(13,624)	(13,647)

72	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
	0.790%	01/19/2017	04/19/2017	$(204,484)	$(204,817)
JPS	0.610	03/15/2017	04/05/2017	(4,664)	(4,665)
RDR	0.850	03/13/2017	04/11/2017	(99,750)	(99,799)

Total Reverse Repurchase Agreements					$(440,940)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(d)	Securities with an aggregate market value of $439,393 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(391)	$0	$(391)	$388	$(3)
BOS	0	(39,760)	0	(39,760)	39,654	(106)
BSN	0	(56,183)	0	(56,183)	55,896	(287)
GRE	0	(21,678)	0	(21,678)	21,917	239
IND	0	(218,464)	0	(218,464)	216,054	(2,410)
JPS	0	(4,665)	0	(4,665)	4,744	79
RBC	0	0	0	0	(724)	(724)
RDR	0	(99,799)	0	(99,799)	100,553	754
RYL	0	0	0	0	(296)	(296)
SSB	966	0	0	966	(986)	(20)

Total Borrowings and Other Financing Transactions	$966	$(440,940)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(440,940)	$0	$0	$(440,940)

Total Borrowings	$0	$(440,940)	$0	$0	$(440,940)

Gross amount of recognized liabilities for reverse repurchase agreements					$(440,940)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(258,709) at a weighted average interest rate of 0.673%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME 90-Day Eurodollar June Futures	$98.500	06/19/2017	2,313	$62	$14

Total Purchased Options				$62	$14

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	73

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	Short	06/2017	408	$(83)	$0	$(32)
U.S. Treasury 5-Year Note June Futures	Short	06/2017	321	(48)	0	(52)
U.S. Treasury 10-Year Note June Futures	Long	06/2017	201	79	44	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	431	(323)	0	(135)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	934	133	292	0

Total Futures Contracts				$(242)	$336	$(219)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	06/30/2026	$6,800	$478	$508	$0	$(12)
Receive	3-Month USD-LIBOR	1.515	06/30/2026	12,000	828	898	0	(21)
Receive	3-Month USD-LIBOR	1.555	06/30/2026	11,900	780	894	0	(20)
Receive	3-Month USD-LIBOR	1.750	12/21/2026	27,250	1,389	2,096	0	(40)
Receive(1)	3-Month USD-LIBOR	1.500	06/21/2027	93,000	8,022	(781)	0	(156)
Receive	3-Month USD-LIBOR	2.500	06/15/2046	10,400	364	2,000	0	(17)
Receive(1)	3-Month USD-LIBOR	1.750	06/21/2047	35,900	7,472	(282)	0	(59)

					$19,333	$5,333	$0	$(325)

Total Swap Agreements					$19,333	$5,333	$0	$(325)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(f)	Securities with an aggregate market value of $11,814 and cash of $1,447 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$14	$336	$0	$350	$0	$(219)	$(325)	$(544)

(1)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	05/13/2019	$	2,200	$191	$217
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	02/07/2020		28,600	1,178	1,017
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.680	11/30/2017		51,800	232	90
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.838	06/08/2017		6,400	37	10
DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/28/2017		377,700	255	56
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	11/07/2019		3,200	288	328
GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.722	05/22/2017		43,600	264	78
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.513	09/27/2019		21,800	1,362	2,788
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.725	11/07/2019		28,000	2,856	2,949
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	11/07/2019		6,400	582	657
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/28/2017		141,200	80	21
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.608	04/04/2019		13,300	732	1,422

								$8,057	$9,633

Total Purchased Options								$8,057	$9,633

74	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$8,000	$(66)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	16,800	(151)	0

						$(217)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	05/13/2019	$	10,600	$(193)	$(230)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000	02/07/2020		71,700	(1,183)	(989)
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.338	06/08/2017		6,400	(38)	(41)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/30/2017		10,800	(237)	(121)
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	11/07/2019		16,000	(288)	(409)
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.222	05/22/2017		43,600	(266)	(112)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.635	06/15/2017		17,500	(241)	(375)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.635	06/15/2017		17,500	(241)	(92)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	09/27/2019		109,000	(1,362)	(3,371)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	11/07/2019		172,000	(3,438)	(4,400)
RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/04/2019		66,500	(731)	(1,786)

								$(8,218)	$(11,926)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Call - OTC Fannie Mae, TBA 3.000% due 04/01/2047	$98.820	04/05/2017	$ 19,300	$(42)	$(84)
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2047	102.078	04/05/2017	19,300	(29)	(60)

					$(71)	$(144)

Total Written Options					$(8,506)	$(12,070)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	0	742	0	(628)	(114)	0
Notional Amount in $	$136,000	$1,288,700	$(702,200)	$(50,500)	$(67,000)	$605,000
Premiums	$(3,326)	$(9,950)	$3,885	$365	$520	$(8,506)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(h)	Securities with an aggregate market value of $2,574 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$0	$1,234	$0	$1,234	$0	$(1,219)	$0	$(1,219)	$15	$0	$15
CBK	0	100	0	100	0	(162)	0	(162)	(62)	0	(62)
DUB	0	384	0	384	0	(409)	0	(409)	(25)	(84)	(109)
GLM	0	78	0	78	0	(112)	0	(112)	(34)	0	(34)
JPM	0	0	0	0	0	(611)	0	(611)	(611)	574	(37)
MYC	0	6,394	0	6,394	0	(7,771)	0	(7,771)	(1,377)	1,143	(234)
RYL	0	1,443	0	1,443	0	(1,786)	0	(1,786)	(343)	167	(176)

Total Over the Counter	$0	$9,633	$0	$9,633	$0	$(12,070)	$0	$(12,070)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	75

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$14	$14
Futures	0	0	0	0	336	336

	$0	$0	$0	$0	$350	$350

Over the counter
Purchased Options	$0	$0	$0	$0	$9,633	$9,633

	$0	$0	$0	$0	$9,983	$9,983

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$219	$219
Swap Agreements	0	0	0	0	325	325

	$0	$0	$0	$0	$544	$544

Over the counter
Written Options	$0	$0	$0	$0	$12,070	$12,070

	$0	$0	$0	$0	$12,614	$12,614

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$170	$170
Futures	0	0	0	0	9,222	9,222
Swap Agreements	0	0	0	0	239	239

	$0	$0	$0	$0	$9,631	$9,631

Over the counter
Purchased Options	$0	$0	$0	$0	$(2,280)	$(2,280)
Written Options	0	0	0	0	3,797	3,797
Swap Agreements	0	9	0	0	0	9

	$0	$9	$0	$0	$1,517	$1,526

	$0	$9	$0	$0	$11,148	$11,157

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(48)	$(48)
Futures	0	0	0	0	35	35
Swap Agreements	0	0	0	0	5,652	5,652

	$0	$0	$0	$0	$5,639	$5,639

Over the counter
Purchased Options	$0	$0	$0	$0	$3,953	$3,953
Written Options	0	0	0	0	(6,187)	(6,187)

	$0	$0	$0	$0	$(2,234)	$(2,234)

	$0	$0	$0	$0	$3,405	$3,405

76	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$9,206	$0	$9,206
Industrials	0	8,737	0	8,737
Utilities	0	5,198	0	5,198
Municipal Bonds & Notes
New York	0	843	0	843
U.S. Government Agencies	0	166,882	4,824	171,706
U.S. Treasury Obligations	0	1,799,199	0	1,799,199
Non-Agency Mortgage-Backed Securities	0	51,636	0	51,636
Asset-Backed Securities	0	3,485	0	3,485
Short-Term Instruments
Repurchase Agreements	0	966	0	966

	$0	$2,046,152	$4,824	$2,050,976

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$25,229	$0	$0	$25,229

Total Investments	$25,229	$2,046,152	$4,824	$2,076,205

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$350	$0	$0	$350
Over the counter	0	9,633	0	9,633

	$350	$9,633	$0	$9,983

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(219)	(325)	0	(544)
Over the counter	0	(12,070)	0	(12,070)

	$(219)	$(12,395)	$0	$(12,614)

Total Financial Derivative Instruments	$131	$(2,762)	$0	$(2,631)

Totals	$25,360	$2,043,390	$4,824	$2,073,574

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	77

Schedule of Investments PIMCO Moderate Duration Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.8%

CORPORATE BONDS & NOTES 32.3%

BANKING & FINANCE 28.7%
Alexandria Real Estate Equities, Inc.
4.600% due 04/01/2022		$2,500	$2,659
Ally Financial, Inc.
6.250% due 12/01/2017		4,099	4,212
American International Group, Inc.
3.750% due 07/10/2025		1,400	1,394
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	1,400	444
4.750% due 01/15/2018 ^		1,400	444
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (f)		2,200	2,406
Bank of America Corp.
0.000% due 05/02/2017		$95	97
0.000% due 05/18/2017		95	97
2.151% due 11/09/2020		4,500	4,463
2.650% due 04/01/2019		1,800	1,822
5.650% due 05/01/2018		2,900	3,018
5.700% due 01/24/2022		900	1,011
6.400% due 08/28/2017		100	102
6.875% due 04/25/2018		9,500	9,999
Barclays Bank PLC
7.625% due 11/21/2022		200	219
7.750% due 04/10/2023		3,300	3,475
10.179% due 06/12/2021		515	646
Barclays PLC
3.144% due 08/10/2021		4,800	5,011
6.500% due 09/15/2019 (f)	EUR	2,200	2,391
Bear Stearns Cos. LLC
7.250% due 02/01/2018		$9,600	10,034
Blackstone CQP Holdco LP
6.500% due 03/20/2021		6,200	6,227
BRFkredit A/S
1.000% due 01/01/2018	DKK	49,600	7,189
2.000% due 10/01/2017		20,000	2,904
CIT Group, Inc.
5.250% due 03/15/2018		$16,300	16,758
Citigroup, Inc.
2.350% due 08/02/2021		6,000	5,912
2.485% due 09/01/2023		2,500	2,573
Cooperatieve Rabobank UA
11.000% due 06/30/2019 (f)		4,000	4,685
Credit Suisse Group Funding Guernsey Ltd.
3.125% due 12/10/2020		2,900	2,918
3.314% due 04/16/2021		4,700	4,933
3.450% due 04/16/2021		3,000	3,042
3.800% due 09/15/2022		2,000	2,031
Deutsche Bank AG
2.944% due 05/10/2019		7,400	7,530
Eksportfinans ASA
5.500% due 06/26/2017		1,000	1,007
Ford Motor Credit Co. LLC
1.684% due 09/08/2017		200	200
1.724% due 12/06/2017		300	300
2.240% due 06/15/2018		1,700	1,706
2.551% due 10/05/2018		7,634	7,697
3.200% due 01/15/2021		2,400	2,428
General Motors Financial Co., Inc.
3.200% due 07/13/2020		4,900	4,988
3.700% due 11/24/2020		500	515
6.750% due 06/01/2018		4,000	4,220
Goldman Sachs Group, Inc.
6.150% due 04/01/2018		500	521
HCP, Inc.
4.000% due 12/01/2022		2,500	2,582
Hospitality Properties Trust
4.250% due 02/15/2021		2,500	2,600
HSBC Holdings PLC
3.400% due 03/08/2021		200	205
5.100% due 04/05/2021		300	326

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
International Lease Finance Corp.
3.875% due 04/15/2018		$100	$102
7.125% due 09/01/2018		100	107
JPMorgan Chase & Co.
1.588% due 04/25/2018		500	502
2.400% due 06/07/2021		5,200	5,173
2.535% due 03/01/2021		4,300	4,436
2.550% due 03/01/2021		3,000	3,002
4.350% due 08/15/2021		1,900	2,035
7.900% due 04/30/2018 (f)		3,400	3,527
Lloyds Bank PLC
12.000% due 12/16/2024 (f)		10,600	14,273
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	2,200	3,012
MMcapS Funding Ltd.
1.443% due 12/26/2039		$526	421
Morgan Stanley
3.875% due 04/29/2024		100	103
3.875% due 01/27/2026		7,500	7,613
4.000% due 07/23/2025		100	103
Nordea Kredit Realkreditaktieselskab
1.000% due 04/01/2018	DKK	119,700	17,379
2.000% due 10/01/2017		67,800	9,842
Nykredit Realkredit A/S
1.000% due 04/01/2017		19,700	2,828
1.000% due 10/01/2017		73,900	10,692
1.000% due 04/01/2018		115,400	16,812
2.000% due 07/01/2017		25,000	3,609
2.000% due 10/01/2017		7,300	1,060
2.000% due 04/01/2018		81,200	11,943
OneMain Financial Holdings LLC
6.750% due 12/15/2019		$800	839
7.250% due 12/15/2021		700	737
Piper Jaffray Cos.
5.060% due 10/09/2018		1,000	1,022
QBE Insurance Group Ltd.
7.500% due 11/24/2043		200	227
Realkredit Danmark A/S
1.000% due 04/01/2017	DKK	34,100	4,890
1.000% due 04/01/2018		306,000	44,609
2.000% due 04/01/2017		62,200	8,922
2.000% due 01/01/2018		30,000	4,383
2.000% due 04/01/2018		8,400	1,235
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (f)		$9,100	10,283
Santander Holdings USA, Inc.
2.504% due 11/24/2017		4,900	4,932
2.700% due 05/24/2019		3,600	3,619
Santander UK Group Holdings PLC
2.875% due 10/16/2020		3,100	3,109
SL Green Realty Corp.
7.750% due 03/15/2020		700	787
Springleaf Finance Corp.
8.250% due 12/15/2020		1,700	1,861
Sumitomo Mitsui Banking Corp.
1.695% due 10/19/2018		4,000	4,012
Sumitomo Mitsui Financial Group, Inc.
2.934% due 03/09/2021		3,600	3,632
Toronto-Dominion Bank
2.009% due 04/07/2021		200	204
UBS AG
1.905% due 06/01/2020		1,100	1,104
5.125% due 05/15/2024		5,800	5,954
7.625% due 08/17/2022		250	290
UBS Group Funding Jersey Ltd.
3.000% due 04/15/2021		4,200	4,211
4.125% due 09/24/2025		100	102
Wells Fargo & Co.
1.501% due 04/22/2019		11,600	11,642

			391,121

INDUSTRIALS 1.7%
AbbVie, Inc.
3.600% due 05/14/2025		100	100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Actavis Funding SCS
2.350% due 03/12/2018	$100	$100
Altice Financing S.A.
7.500% due 05/15/2026	200	213
Continental Airlines Pass-Through Trust
8.048% due 05/01/2022	14	16
Diamond Finance Corp.
4.420% due 06/15/2021	2,100	2,198
5.450% due 06/15/2023	2,000	2,160
Dynegy, Inc.
6.750% due 11/01/2019	2,900	2,994
7.375% due 11/01/2022	2,200	2,189
7.625% due 11/01/2024	900	863
Energy Transfer Partners LP
4.750% due 01/15/2026	800	825
HCA, Inc.
3.750% due 03/15/2019	500	513
Kinder Morgan Energy Partners LP
4.250% due 09/01/2024	3,100	3,144
6.850% due 02/15/2020	1,000	1,113
Kinder Morgan, Inc.
2.000% due 12/01/2017	1,000	1,001
Prime Security Services Borrower LLC
9.250% due 05/15/2023	100	110
Regency Energy Partners LP
5.000% due 10/01/2022	2,500	2,661
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	3,500	3,474
Zimmer Biomet Holdings, Inc.
1.450% due 04/01/2017	100	100

		23,774

UTILITIES 1.9%
AT&T, Inc.
2.082% due 06/30/2020	6,300	6,377
3.000% due 06/30/2022	100	99
BP Capital Markets PLC
1.386% due 08/14/2018	7,000	7,019
Sprint Communications, Inc.
8.375% due 08/15/2017	400	409
Verizon Communications, Inc.
2.871% due 09/14/2018	10,900	11,133
3.000% due 11/01/2021	1,000	1,005

		26,042

Total Corporate Bonds & Notes (Cost $442,551)		440,937

MUNICIPAL BONDS & NOTES 1.0%

ALABAMA 0.3%
Alabama Economic Settlement Authority Revenue Notes, Series 2016
3.163% due 09/15/2025	4,000	4,027

CALIFORNIA 0.3%
University of California Revenue Bonds, (BABs), Series 2009
5.770% due 05/15/2043	3,400	4,166

ILLINOIS 0.3%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	1,800	1,819
7.750% due 01/01/2042	100	103
Chicago, Illinois General Obligation Notes, Series 2015
5.383% due 01/01/2019	1,950	1,959
5.633% due 01/01/2020	800	804
Illinois Finance Authority Revenue Bonds, (NPFGC Insured), Series 1997
3.906% due 01/01/2019	195	201

		4,886

78	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.1%
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2010
5.008% due 08/01/2027	$600	$686

Total Municipal Bonds & Notes (Cost $13,877)		13,765

U.S. GOVERNMENT AGENCIES 21.0%
Fannie Mae
1.042% due 07/25/2037	467	458
1.230% due 09/25/2046	6,516	6,529
1.462% due 11/25/2040	670	671
1.532% due 06/25/2041	4,118	4,137
1.662% due 02/25/2041	179	181
1.814% due 10/01/2044	37	38
2.310% due 08/01/2022	200	199
2.390% due 05/01/2037	13	14
2.529% due 04/01/2027	2	2
2.599% due 03/01/2034	15	16
2.819% due 10/01/2037	22	24
2.873% due 09/01/2036	9	9
2.965% due 06/01/2035	1,563	1,650
2.976% due 06/01/2036	19	20
3.069% due 05/01/2038	2,922	3,102
3.275% due 02/01/2035	21	22
3.335% due 11/01/2035	1	1
3.381% due 02/01/2037	9	9
4.000% due 03/01/2029 - 12/01/2031	4,562	4,828
4.500% due 08/01/2018 - 07/01/2042	1,655	1,762
5.000% due 01/01/2027 - 04/01/2039	1,937	2,114
5.500% due 02/01/2022 - 07/01/2041	10,940	12,208
5.508% due 05/01/2037	8	8
5.559% due 12/25/2042	145	158
6.000% due 08/01/2017 - 10/01/2040	938	1,062
6.500% due 04/01/2017 - 06/25/2044	23,739	26,664
7.000% due 11/01/2017 - 09/01/2031	5	6
7.500% due 11/01/2027 - 07/25/2041	12	14
8.000% due 11/01/2019 - 08/01/2031	7	8
Fannie Mae, TBA
3.000% due 05/01/2047	26,000	25,738
3.500% due 05/01/2047	74,000	75,544
4.000% due 04/01/2047 - 05/01/2047	74,000	77,580
5.500% due 05/01/2047	1,000	1,110
Freddie Mac
1.000% due 06/29/2017 (i)	800	800
1.142% due 02/15/2019	4	4
1.412% due 10/15/2040	5,252	5,246
1.512% due 12/15/2037	318	319
3.034% due 05/01/2037	35	37
3.581% due 05/01/2035	37	39
4.500% due 11/01/2029 - 05/01/2036	4,484	4,815
5.000% due 10/01/2033 - 07/01/2041	204	223
5.500% due 06/01/2017 - 07/01/2038	533	594
6.000% due 03/01/2020 - 11/01/2037	201	228
6.500% due 12/01/2021 - 07/25/2043	43	48
7.000% due 04/01/2032 - 01/01/2033	21	23
8.500% due 04/15/2025	64	75
Ginnie Mae
1.380% due 08/20/2065	3,907	3,875
1.528% due 02/16/2030	143	144
2.000% due 03/20/2028	110	114

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.125% due 06/20/2032 - 07/20/2034	$34	$35
2.250% due 11/20/2025	3	3
2.750% due 11/20/2034	3	3
3.000% due 03/20/2020	1	1
3.500% due 12/20/2017 - 02/15/2045	2,506	2,600
5.500% due 08/20/2017 - 11/20/2032	7,255	8,002
5.750% due 08/20/2037	20	23
6.500% due 01/20/2034 - 08/20/2034	18	21
7.000% due 07/15/2031 - 12/15/2032	18	20
8.000% due 04/15/2017 - 11/15/2022	1	0
9.500% due 08/15/2021 - 12/15/2021	2	2
Small Business Administration
4.340% due 03/01/2024	10	10
4.727% due 02/10/2019	9,663	10,020
4.750% due 07/01/2025	2,400	2,532
5.130% due 09/01/2023	2	2
U.S. Department of Housing and Urban Development
5.290% due 08/01/2017	670	673

Total U.S. Government Agencies (Cost $280,455)		286,417

U.S. TREASURY OBLIGATIONS 13.1%
U.S. Treasury Bonds
2.250% due 08/15/2046	1,900	1,608
2.500% due 02/15/2046	2,700	2,419
2.750% due 08/15/2042 (g)(k)	9,100	8,675
2.750% due 11/15/2042	4,800	4,571
2.875% due 05/15/2043 (g)(k)	14,000	13,631
2.875% due 08/15/2045	3,600	3,491
3.000% due 05/15/2042	2,100	2,100
3.000% due 11/15/2044	7,800	7,764
3.125% due 02/15/2043	3,200	3,264
3.625% due 08/15/2043	1,900	2,116
3.750% due 11/15/2043	7,300	8,306
4.250% due 05/15/2039 (k)	2,400	2,931
4.375% due 11/15/2039	9,700	12,039
4.375% due 05/15/2040	3,300	4,097
4.625% due 02/15/2040	3,400	4,367
U.S. Treasury Inflation Protected Securities (e)
0.250% due 01/15/2025 (i)	1,538	1,526
0.750% due 02/15/2042	1,505	1,450
1.750% due 01/15/2028	17,505	19,819
2.000% due 01/15/2026 (i)	35,537	40,361
2.500% due 01/15/2029	11,086	13,571
3.625% due 04/15/2028	7,508	9,992
U.S. Treasury Notes
1.750% due 09/30/2022 (i)(k)	3,200	3,152
1.875% due 10/31/2022 (i)(k)	5,600	5,547
2.000% due 08/31/2021 (i)(k)	800	804
2.000% due 07/31/2022 (k)	1,200	1,200
2.125% due 05/15/2025 (k)	50	49

Total U.S. Treasury Obligations (Cost $183,154)		178,850

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.0%
Adjustable Rate Mortgage Trust
3.082% due 10/25/2035 ^	71	64
American Home Mortgage Investment Trust
3.361% due 02/25/2045	513	519
Banc of America Funding Trust
1.218% due 05/20/2035	3,553	3,335
3.080% due 02/20/2036	337	334
3.102% due 05/25/2035	5,019	5,143
Banc of America Mortgage Trust
3.593% due 02/25/2034	77	76
5.500% due 07/25/2035	149	147
Bear Stearns Adjustable Rate Mortgage Trust
2.935% due 02/25/2033	8	8
3.081% due 04/25/2033	23	23

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.260% due 03/25/2035		$338	$341
3.344% due 07/25/2034		48	47
3.346% due 01/25/2035		58	57
3.405% due 10/25/2036 ^		1,359	1,171
3.510% due 02/25/2034		62	62
3.629% due 02/25/2033		25	24
3.636% due 03/25/2035		84	84
Bear Stearns ALT-A Trust
1.522% due 08/25/2035		3,325	3,226
3.085% due 10/25/2033		19	18
3.272% due 09/25/2035		523	451
3.311% due 10/25/2035		3,319	3,177
3.404% due 05/25/2035		1,472	1,425
Chase Mortgage Finance Trust
2.995% due 02/25/2037		247	245
Citicorp Mortgage Securities Trust
5.500% due 12/25/2036		257	262
Citigroup Commercial Mortgage Trust
2.192% due 07/15/2027		1,900	1,907
Citigroup Mortgage Loan Trust, Inc.
2.690% due 09/25/2035		2,462	2,548
3.534% due 03/25/2034		39	38
Countrywide Alternative Loan Trust
1.152% due 05/25/2047		660	579
1.158% due 02/20/2047 ^		3,551	2,591
1.252% due 08/25/2035		3,516	2,254
1.638% due 12/25/2035		66	59
Countrywide Commercial Mortgage Trust
6.208% due 11/12/2043		591	595
Countrywide Home Loan Mortgage Pass-Through Trust
1.562% due 04/25/2035		78	68
3.097% due 11/25/2034		644	633
3.312% due 02/20/2035		783	788
3.491% due 03/25/2034		663	652
5.000% due 08/25/2019		12	12
Credit Suisse Commercial Mortgage Trust
6.062% due 02/15/2041		6,653	6,728
Credit Suisse First Boston Mortgage Securities Corp.
1.423% due 03/25/2032		17	16
Eurohome UK Mortgages PLC
0.494% due 06/15/2044	GBP	1,818	2,186
Eurosail PLC
0.494% due 03/13/2045		4,928	6,024
0.504% due 12/15/2044		271	333
First Horizon Mortgage Pass-Through Trust
5.500% due 01/25/2035		$162	166
GSMSC Pass-Through Trust
5.500% due 10/26/2035		870	732
GSR Mortgage Loan Trust
3.087% due 09/25/2035		1,189	1,231
3.150% due 09/25/2035		161	167
HarborView Mortgage Loan Trust
1.168% due 01/19/2038		5,345	4,676
IndyMac Adjustable Rate Mortgage Trust
2.113% due 01/25/2032		26	23
IndyMac Mortgage Loan Trust
1.232% due 02/25/2037		10,900	7,285
JPMorgan Chase Commercial Mortgage Securities Trust
2.962% due 10/05/2028		3,700	3,725
5.829% due 02/12/2049		12	12
JPMorgan Mortgage Trust
2.828% due 02/25/2034		39	39
MASTR Reperforming Loan Trust
8.000% due 07/25/2035		140	146
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.772% due 08/15/2032		121	116
Merrill Lynch Mortgage Investors Trust
1.232% due 11/25/2035		75	71
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		25	25
5.790% due 06/12/2050		58	58
Morgan Stanley Mortgage Loan Trust
2.996% due 06/25/2036		149	147

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	79

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Re-REMIC Trust
5.949% due 08/15/2045		$945	$944
MortgageIT Trust
1.262% due 10/25/2035		1,030	954
Nomura Resecuritization Trust
0.978% due 12/26/2035		4,602	4,538
Prime Mortgage Trust
1.382% due 02/25/2034		84	79
Residential Funding Mortgage Securities, Inc. Trust
3.504% due 09/25/2035 ^		316	250
4.022% due 09/25/2035		749	667
ResLoC UK PLC
0.504% due 12/15/2043	GBP	1,525	1,808
RFTI Issuer Ltd.
2.662% due 08/15/2030		$2,315	2,313
Structured Adjustable Rate Mortgage Loan Trust
3.235% due 07/25/2034		206	205
Structured Asset Mortgage Investments Trust
1.172% due 09/25/2047		3,709	3,168
1.182% due 08/25/2036		394	387
1.228% due 07/19/2035		842	823
1.818% due 10/19/2033		37	33
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.893% due 02/25/2032		11	11
Waldorf Astoria Boca Raton Trust
2.262% due 06/15/2029		3,000	3,011
WaMu Mortgage Pass-Through Certificates Trust
1.272% due 10/25/2045		397	389
1.424% due 12/25/2046		97	92
1.838% due 11/25/2042		101	94
2.771% due 12/25/2036		2,402	2,073
Wells Fargo Mortgage-Backed Securities Trust
3.003% due 11/25/2034		2,047	2,046
3.089% due 03/25/2036		1,019	1,025
3.094% due 01/25/2035		1,609	1,625
3.106% due 07/25/2036 ^		1,916	1,850
3.113% due 06/25/2035		100	103
3.200% due 03/25/2035		191	191

Total Non-Agency Mortgage-Backed Securities (Cost $88,905)			95,548

ASSET-BACKED SECURITIES 9.2%
ACAS CLO Ltd.
2.388% due 10/25/2025		1,000	1,004
ACE Securities Corp. Home Equity Loan Trust
1.717% due 08/25/2035		2,181	2,170
ALESCO Preferred Funding Ltd.
1.486% due 12/23/2036		1,253	971
1.496% due 09/23/2036		1,883	1,488
1.906% due 09/23/2038		1,127	958
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.632% due 07/25/2035		1,000	833
Ares CLO Ltd.
2.308% due 10/12/2023		2,716	2,717
Babson CLO Ltd.
0.000% due 10/17/2026 (a)		3,100	3,104
Bosphorus CLO
1.430% due 10/15/2025	EUR	5,673	6,074
Carlyle Global Market Strategies CLO Ltd.
2.143% due 07/15/2025		$500	501
Centex Home Equity Loan Trust
5.170% due 09/25/2034		30	30
Chapel BV
0.033% due 07/17/2066	EUR	3,607	3,820
CIFC Funding Ltd.
2.063% due 10/24/2025		$3,000	3,001
CIT Mortgage Loan Trust
2.332% due 10/25/2037		3,505	3,489
Citigroup Mortgage Loan Trust, Inc.
1.142% due 12/25/2036		526	325
1.602% due 12/25/2035		3,639	3,578

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Asset-Backed Certificates
1.122% due 06/25/2035		$570	$451
1.382% due 06/25/2036		8,500	7,253
Countrywide Asset-Backed Certificates Trust
1.652% due 08/25/2035		500	488
Dell Equipment Finance Trust
1.877% due 12/22/2017		517	518
Ford Credit Auto Lease Trust
1.116% due 11/15/2019		3,000	3,000
1.560% due 11/15/2019		1,800	1,801
Fremont Home Loan Trust
1.252% due 02/25/2036		1,000	698
1.772% due 12/25/2029		45	38
GoldenTree Loan Opportunities Ltd.
2.188% due 04/25/2025		500	500
GSAMP Trust
1.372% due 01/25/2036		6,000	5,631
2.632% due 10/25/2034		104	98
Hillmark Funding Ltd.
1.302% due 05/21/2021		1,019	1,018
Home Equity Loan Trust
1.112% due 04/25/2037		100	100
JPMorgan Mortgage Acquisition Trust
1.222% due 05/25/2036		280	278
1.242% due 06/25/2037		11,500	10,542
Long Beach Mortgage Loan Trust
1.137% due 08/25/2036		6,852	4,153
Malin CLO BV
0.015% due 05/07/2023	EUR	1,835	1,958
MASTR Specialized Loan Trust
1.242% due 02/25/2036		$818	778
1.242% due 06/25/2046		801	709
1.352% due 01/25/2037		377	227
Morgan Stanley ABS Capital, Inc. Trust
1.912% due 11/25/2034		3,614	3,380
Morgan Stanley Capital, Inc. Trust
1.162% due 03/25/2036		91	76
Navient Private Education Loan Trust
2.412% due 01/16/2035		3,254	3,284
Palmer Square CLO Ltd.
2.423% due 10/17/2025		3,800	3,800
Panhandle-Plains Higher Education Authority, Inc.
2.128% due 10/01/2035		1,833	1,818
Panther CDO BV
0.082% due 10/15/2084	EUR	1,095	1,168
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.782% due 12/25/2034		$1,352	1,225
Penta CLO S.A.
0.000% due 06/04/2024	EUR	178	190
Regatta Funding Ltd.
0.000% due 10/25/2026 (a)		$2,800	2,814
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037		946	485
5.812% due 11/25/2036		5,036	3,093
Residential Asset Mortgage Products Trust
0.998% due 12/25/2035		864	678
1.342% due 02/25/2036		1,000	790
Soundview Home Loan Trust
1.657% due 06/25/2035		1,860	1,742
Structured Asset Investment Loan Trust
1.882% due 05/25/2035		2,500	2,198
Structured Asset Securities Corp. Mortgage Loan Trust
1.192% due 02/25/2037		3,527	3,125
1.652% due 11/25/2035		500	423
THL Credit Wind River CLO Ltd.
2.464% due 01/18/2026		8,300	8,312
Tralee CLO Ltd.
2.380% due 07/20/2026		900	901
Tropic CDO Ltd.
1.453% due 04/15/2035		1,561	1,295
Vericrest Opportunity Loan Trust
4.250% due 03/26/2046		1,806	1,819

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VOLT LLC
4.250% due 03/26/2046		$2,588	$2,614
Wells Fargo Home Equity Asset-Backed Securities Trust
1.232% due 07/25/2036		3,428	3,374
Westlake Automobile Receivables Trust
1.780% due 04/15/2020		3,100	3,102

Total Asset-Backed Securities (Cost $120,904)			126,008

SOVEREIGN ISSUES 12.9%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	1,100	1,191
6.500% due 06/10/2019		$300	322
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2017 (d)	BRL	28,300	8,608
0.000% due 01/01/2018 (d)		99,100	29,527
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		$17,000	17,029
Province of Ontario
1.100% due 10/25/2017		800	799
1.650% due 09/27/2019		12,000	11,959
2.000% due 01/30/2019		25,000	25,162
3.000% due 07/16/2018		25,000	25,494
3.150% due 06/02/2022	CAD	3,100	2,493
4.000% due 06/02/2021		2,000	1,654
4.400% due 06/02/2019		50,800	40,908
5.500% due 06/02/2018		300	238
Province of Quebec
3.500% due 07/29/2020		$600	629
3.500% due 12/01/2022	CAD	600	492
4.250% due 12/01/2021		10,600	8,913
4.500% due 12/01/2020		900	751

Total Sovereign Issues (Cost $185,801)			176,169

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (b)		4,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (f)		4,000	4,910

Total Preferred Securities (Cost $4,120)			4,910

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 16.9%

CERTIFICATES OF DEPOSIT 5.4%
Barclays Bank PLC
1.804% due 11/06/2017		$7,600	7,616
1.906% due 09/08/2017		7,600	7,617
Credit Suisse AG
1.920% due 09/12/2017		5,100	5,112
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017		2,100	2,106
Mizuho Bank Ltd.
1.820% due 12/12/2017		8,800	8,823
Natixis S.A.
1.846% due 09/25/2017		4,300	4,310
1.846% due 10/02/2017		10,900	10,931
Norinchukin Bank
1.733% due 10/10/2017		7,500	7,521
Sumitomo Mitsui Banking Corp.
1.831% due 09/15/2017		4,900	4,912

80	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017	$8,300	$8,323
1.882% due 09/18/2017	6,900	6,919

		74,190

COMMERCIAL PAPER 2.6%
Enbridge Energy Partners LP
1.731% due 05/11/2017	2,600	2,596
ENI Finance USA, Inc.
1.806% due 10/02/2017	4,400	4,366
Natixis NY
1.434% due 07/03/2017	4,700	4,686
NiSource Finance Corp.
1.404% due 04/13/2017	3,500	3,499
Plains All American Pipeline LP
1.980% due 04/21/2017	8,200	8,194
Standard Chartered Bank
1.465% due 07/03/2017	3,800	3,789
Syngenta Wilmington, Inc.
2.053% due 09/14/2017	8,600	8,528

		35,658

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.2%
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017		$3,000	$3,009

JAPAN TREASURY BILLS 8.6%
(0.294)% due 04/24/2017 - 06/19/2017 (c)(d)	JPY	12,990,000	116,707

U.S. TREASURY BILLS 0.1%
0.722% due 04/20/2017 (c)(d)(k)		$557	557

Total Short-Term Instruments (Cost $227,724)			230,121

Total Investments in Securities (Cost $1,547,491)			1,552,725

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.1%

SHORT-TERM INSTRUMENTS 6.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.1%
PIMCO Short-Term Floating NAV Portfolio III	8,415,930	$83,200

Total Short-Term Instruments (Cost $83,201)		83,200

Total Investments in Affiliates (Cost $83,201)		83,200

Total Investments 119.9% (Cost $1,630,692)		$1,635,925

Financial Derivative Instruments (h)(j) (0.1)% (Cost or Premiums, net $(1,760))		(1,932)

Other Assets and Liabilities, net (19.8)%		(269,167)

Net Assets 100.0%		$1,364,826

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOM	0.840%	01/27/2017	04/10/2017	$(6,547)	$(6,556)
BSN	0.850	01/05/2017	04/05/2017	(11,767)	(11,792)

Total Reverse Repurchase Agreements					$(18,348)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(g)	Securities with an aggregate market value of $18,359 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOM	$0	$(6,556)	$0	$(6,556)	$6,578	$22
BSN	0	(11,792)	0	(11,792)	11,781	(11)

Total Borrowings and Other Financing Transactions	$0	$(18,348)	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	81

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(18,348)	$0	$0	$(18,348)

Total Borrowings	$0	$(18,348)	$0	$0	$(18,348)

Gross amount of recognized liabilities for reverse repurchase agreements					$(18,348)

(1)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(68,604) at a weighted average interest rate of 0.741%.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note June Futures	$97.000	05/26/2017	400	$4	$1
Put - CBOT U.S. Treasury 5-Year Note June Futures	97.500	05/26/2017	376	3	0
Put - CBOT U.S. Treasury 5-Year Note June Futures	98.000	05/26/2017	222	2	0
Put - CBOT U.S. Treasury 5-Year Note June Futures	101.500	05/26/2017	816	7	1
Put - CBOT U.S. Treasury 5-Year Note June Futures	108.000	05/26/2017	998	9	1
Put - CBOT U.S. Treasury 10-Year Note June Futures	98.000	05/26/2017	223	2	0
Put - CBOT U.S. Treasury 10-Year Note June Futures	99.000	05/26/2017	40	0	0
Put - CBOT U.S. Treasury 10-Year Note June Futures	110.000	05/26/2017	2,802	24	3
Put - CME 90-Day Eurodollar June Futures	98.500	06/19/2017	1,909	53	12

				$104	$18

Total Purchased Options				$104	$18

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor September Futures	Long	09/2017	428	$9	$11	$0
90-Day Eurodollar December Futures	Short	12/2017	313	23	0	(8)
90-Day Eurodollar September Futures	Short	09/2017	156	24	4	0
Canada Government 10-Year Bond June Futures	Short	06/2017	243	(207)	90	0
Euro-BTP Italy Government Bond June Futures	Short	06/2017	27	(14)	4	(2)
Euro-Bund 10-Year Bond June Futures	Long	06/2017	665	203	206	(14)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	853	(1,163)	364	0
Put Options Strike @ EUR 142.000 on Euro-Bund 10-Year Bond June Futures	Long	06/2017	7	0	0	0
Put Options Strike @ EUR 143.000 on Euro-Bund 10-Year Bond June Futures	Long	06/2017	252	0	0	0
Put Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond June Futures	Long	06/2017	321	0	0	0
U.S. Treasury 5-Year Note June Futures	Long	06/2017	6,115	861	1,003	0
U.S. Treasury 10-Year Note June Futures	Long	06/2017	3,550	1,210	777	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	102	(79)	0	(32)
United Kingdom Long Gilt June Futures	Short	06/2017	219	(476)	16	(107)

Total Futures Contracts				$391	$2,475	$(163)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Verizon Communications, Inc.	1.000%	12/20/2017	0.303%	$	6,000	$33	$(1)	$0	$0
Volkswagen International Finance NV	1.000	06/20/2017	0.191	EUR	5,500	13	3	1	0
Volkswagen International Finance NV	1.000	12/20/2017	0.223		3,400	22	(7)	0	0

						$68	$(5)	$1	$0

82	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	2.700%	12/19/2024	CAD	14,700	$(859)	$(100)	$36	$0
Receive	3-Month CAD-Bank Bill	1.750	12/16/2046		1,100	115	130	4	0
Receive	3-Month USD-LIBOR	2.000	12/16/2019	$	34,700	(409)	364	0	(25)
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2021		30,400	912	(4)	0	(24)
Receive(4)	3-Month USD-LIBOR	1.450	06/28/2021		47,500	806	892	0	(21)
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2022		67,000	2,819	18	0	(64)
Receive	3-Month USD-LIBOR	2.250	12/16/2022		87,800	(1,138)	(1,668)	0	(83)
Receive	3-Month USD-LIBOR	2.350	08/05/2025		1,800	(7)	44	0	(3)
Receive	3-Month USD-LIBOR	2.250	06/15/2026		21,800	50	145	0	(33)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		13,210	673	1,008	0	(20)
Pay	3-Month USD-LIBOR	1.750	12/21/2026		13,210	(673)	51	20	0
Receive(4)	3-Month USD-LIBOR	1.500	06/21/2027		700	59	(3)	0	(1)
Receive	3-Month USD-LIBOR	2.250	12/21/2036		8,800	524	205	0	(12)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		96,900	(1,843)	2,044	0	(162)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		5,700	171	272	0	(8)
Receive(4)	6-Month GBP-LIBOR	1.000	09/20/2022	GBP	22,700	(118)	31	0	(74)
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027		16,900	(535)	(173)	0	(88)
Receive(4)	6-Month GBP-LIBOR	1.750	03/21/2048		3,100	(318)	(195)	0	(44)
Pay	6-Month JPY-LIBOR	0.300	03/18/2026	JPY	7,550,000	(419)	9	74	0

						$(190)	$3,070	$134	$(662)

Total Swap Agreements						$(122)	$3,065	$135	$(662)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(i)	Securities with an aggregate market value of $37,395 and cash of $2,918 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$18	$2,475	$135	$2,628	$0	$(163)	$(662)	$(825)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	BRL	5,621		$1,774	$0	$(21)
	04/2017	DKK	40,214		6,104	338	0
	04/2017	EUR	19,806		21,009	0	(120)
	04/2017		$8,894	AUD	11,597	0	(34)
	04/2017		1,794	BRL	5,621	1	0
	04/2017		41,747	DKK	290,656	5	(73)
	05/2017	JPY	680,000		$6,034	0	(81)
	06/2017		1,600,000		14,087	0	(317)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	83

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2017	TWD	1,098,808		$35,998	$0	$(323)
	07/2017	DKK	13,007		1,907	33	0
	07/2017		$10,841	DKK	75,200	0	(8)
	01/2018	DKK	80,902		$11,839	61	0
	04/2018		293,389		43,018	52	(2)
BPS	04/2017	BRL	2,646		839	0	(6)
	04/2017	CAD	659		503	7	0
	04/2017	DKK	9,705		1,417	25	0
	04/2017	EUR	206		219	0	(1)
	04/2017	ILS	428		114	0	(4)
	04/2017	JPY	640,000		5,600	0	(153)
	04/2017		$858	BRL	2,646	0	(12)
	04/2017		27,098	DKK	187,860	0	(159)
	04/2017		21,587	EUR	20,016	0	(234)
	05/2017	EUR	20,016		$21,615	235	0
	05/2017	JPY	340,000		3,004	0	(55)
	01/2018	BRL	281		82	0	(3)
	04/2018	DKK	255,466		37,581	171	(3)
	04/2018		$1,446	DKK	9,705	0	(24)
BRC	07/2017	DKK	25,500		$3,890	217	0
CBK	04/2017	EUR	433		457	0	(5)
	04/2017	JPY	980,000		8,578	0	(230)
	04/2017		$3,049	CAD	4,076	16	0
	05/2017	AUD	11,702		$8,932	0	(2)
	05/2017	JPY	280,000		2,489	0	(30)
	06/2017		2,170,000		19,077	0	(463)
	06/2017	KRW	30,059,191		26,573	0	(348)
	10/2017		$25,390	DKK	174,282	0	(159)
DUB	04/2017	BRL	9,704		$3,079	0	(21)
	04/2017	RUB	29,677		496	0	(29)
	04/2017		$3,100	BRL	9,704	3	(3)
	05/2017		1,900		6,056	22	0
	06/2017	SGD	21,120		$14,961	0	(147)
	01/2018	BRL	3,200		845	0	(122)
FBF	04/2017		7,117		2,274	3	(2)
	04/2017		$2,246	BRL	7,117	27	0
	05/2017	BRL	6,055		$1,900	0	(21)
GLM	04/2017	CAD	80,399		61,390	933	(1)
	04/2017	EUR	839		896	7	(6)
	04/2017	GBP	922		1,146	0	(9)
	04/2017	JPY	44,000		393	0	(3)
	04/2017		$14,236	DKK	98,432	0	(121)
	04/2017		16,359	GBP	13,177	151	0
	04/2017		618	MXN	12,872	68	0
	05/2017	GBP	12,140		$15,095	0	(125)
	07/2017	DKK	75,202		10,955	122	0
	10/2017		150,984		21,928	70	0
	04/2018		48,120		7,040	2	(10)
HUS	04/2017	BRL	5,256		1,659	0	(20)
	04/2017		$1,680	BRL	5,256	0	(1)
	04/2017		24,707	DKK	171,114	0	(170)
	04/2017		149	INR	10,259	9	0
	10/2017	DKK	121,253		$18,569	1,015	0
	01/2018	BRL	24,600		7,333	0	(101)
JPM	04/2017		7,192		2,300	3	0
	04/2017	EUR	193		209	3	0
	04/2017	NZD	374		266	4	0
	04/2017		$2,270	BRL	7,192	27	0
	04/2017		1,569	EUR	1,461	0	(10)
	05/2017	JPY	4,810,000		$42,699	0	(559)
	06/2017	THB	6,693		191	0	(4)
	10/2017	BRL	3,000		814	0	(108)
	10/2017	DKK	20,875		3,199	177	0
	01/2018	BRL	21,400		5,869	0	(597)
	01/2018		$81	BRL	281	3	0
MSB	04/2017	GBP	12,255		$15,369	15	0
NAB	04/2017		$56,451	CAD	75,573	379	0
	05/2017	CAD	75,573		$56,475	0	(378)

84	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
NGF	01/2018	BRL	49,700		$14,644	$0	$(374)
SCX	04/2017		$1,044	CAD	1,409	16	0
	06/2017	KRW	2,964,789		$2,575	0	(80)
	06/2017	TWD	467,247		15,161	0	(283)
	10/2017	BRL	25,300		6,875	0	(894)
TOR	04/2017		$6,218	DKK	43,430	10	0
	01/2018	BRL	200		$53	0	(8)
	04/2018	DKK	43,430		6,351	0	(10)
UAG	04/2017		77,568		11,790	666	0
	05/2017	JPY	1,180,000		10,440	0	(177)
	06/2017		310,000		2,712	0	(81)
	06/2017	KRW	9,004,442		7,853	0	(212)
	10/2017	DKK	50,170		7,657	394	0

Total Forward Foreign Currency Contracts						$5,290	$(7,557)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.940%	08/20/2018	$ 2,500	$244	$140
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.905	08/20/2018	8,000	789	473

							$1,033	$613

Total Purchased Options							$1,033	$613

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC USD versus BRL	BRL	3.250	04/26/2017	$9,700	$(59)	$(39)
FBF	Call - OTC USD versus BRL		3.250	04/26/2017	2,700	(20)	(11)
	Call - OTC USD versus BRL		3.380	06/26/2017	9,600	(96)	(90)
	Call - OTC USD versus BRL		3.550	10/02/2017	10,300	(154)	(154)
	Call - OTC USD versus BRL		6.300	01/11/2018	4,100	(218)	(2)
GLM	Call - OTC USD versus BRL		3.350	06/01/2017	2,900	(25)	(25)
HUS	Call - OTC USD versus ZAR	ZAR	13.580	06/27/2017	1,100	(14)	(40)
JPM	Call - OTC USD versus BRL	BRL	3.225	04/26/2017	3,300	(17)	(18)
	Call - OTC USD versus BRL		3.510	09/27/2017	8,300	(129)	(130)
	Call - OTC USD versus ZAR	ZAR	13.100	04/25/2017	4,600	(37)	(170)
	Call - OTC USD versus ZAR		14.000	05/02/2017	1,200	(11)	(11)
MSB	Call - OTC USD versus ZAR		13.500	04/25/2017	8,000	(71)	(168)
SOG	Call - OTC USD versus ZAR		14.000	05/02/2017	4,500	(43)	(43)

						$(894)	$(901)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	08/20/2018	$ 11,200	$(250)	$(107)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018	35,200	(785)	(336)

							$(1,035)	$(443)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	85

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	$	101.195	05/04/2017	$6,000	$(24)	$(12)
JPM	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047		100.422	05/04/2017	10,000	(42)	(7)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047		100.656	05/04/2017	4,000	(17)	(4)

						$(83)	$(23)

Total Written Options						$(2,012)	$(1,367)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		349		4,276		(2)		(2,749)		(1,874)		0
Notional Amount in $		$571,000		$775,300		$(111,500)		$(930,800)		$(167,300)		$136,700
Notional Amount in AUD	AUD	12,400	AUD	160,700	AUD	(7,900)	AUD	(129,700)	AUD	(35,500)	AUD	0
Notional Amount in EUR	EUR	89,700	EUR	21,300	EUR	(28,600)	EUR	(55,000)	EUR	(27,400)	EUR	0
Notional Amount in GBP	GBP	0	GBP	31,900	GBP	(4,500)	GBP	(19,800)	GBP	(7,600)	GBP	0
Premiums		$(4,054)		$(7,438)		$995		$6,430		$2,055		$(2,012)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Credit Suisse Group Finance	1.000%	06/20/2017	0.277%	EUR	3,200	$0	$7	$7	$0
FBF	Goldman Sachs Group, Inc.	1.000	12/20/2020	0.623	$	300	(1)	5	4	0
JPM	Goldman Sachs Group, Inc.	1.000	12/20/2020	0.623		11,600	(17)	179	162	0

							$(18)	$191	$173	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	$	193	$0	$1	$1	$0
JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017		579	0	2	2	0
MYC	CMBX.NA.BBB-.8 Index	3.000	10/17/2057		5,400	(867)	(23)	0	(890)

						$(867)	$(20)	$3	$(890)

Total Swap Agreements						$(885)	$171	$176	$(890)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(k)	Securities with an aggregate market value of $5,951 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$490	$0	$0	$490	$(979)	$0	$0	$(979)	$(489)	$548	$59
BPS	438	0	7	445	(654)	0	0	(654)	(209)	290	81
BRC	217	0	0	217	0	0	0	0	217	0	217
CBK	16	0	0	16	(1,237)	0	0	(1,237)	(1,221)	1,207	(14)
DUB	25	0	0	25	(322)	(39)	0	(361)	(336)	(57)	(393)
FBF	30	0	4	34	(23)	(269)	0	(292)	(258)	21	(237)
GLM	1,353	140	0	1,493	(275)	(132)	0	(407)	1,086	(1,060)	26
GST	0	0	1	1	0	0	0	0	1	0	1
HUS	1,024	0	0	1,024	(292)	(40)	0	(332)	692	(760)	(68)
JPM	217	0	164	381	(1,278)	(340)	0	(1,618)	(1,237)	1,310	73

86	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
MSB	$15	$0	$0	$15	$0	$(168)	$0	$(168)	$(153)	$(20)	$(173)
MYC	0	473	0	473	0	(336)	(890)	(1,226)	(753)	549	(204)
NAB	379	0	0	379	(378)	0	0	(378)	1	0	1
NGF	0	0	0	0	(374)	0	0	(374)	(374)	441	67
SCX	16	0	0	16	(1,257)	0	0	(1,257)	(1,241)	1,204	(37)
SOG	0	0	0	0	0	(43)	0	(43)	(43)	0	(43)
TOR	10	0	0	10	(18)	0	0	(18)	(8)	23	15
UAG	1,060	0	0	1,060	(470)	0	0	(470)	590	(630)	(40)

Total Over the Counter	$5,290	$613	$176	$6,079	$(7,557)	$(1,367)	$(890)	$(9,814)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$18	$18
Futures	0	0	0	0	2,475	2,475
Swap Agreements	0	1	0	0	134	135

	$0	$1	$0	$0	$2,627	$2,628

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,290	$0	$5,290
Purchased Options	0	0	0	0	613	613
Swap Agreements	0	176	0	0	0	176

	$0	$176	$0	$5,290	$613	$6,079

	$0	$177	$0	$5,290	$3,240	$8,707

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$163	$163
Swap Agreements	0	0	0	0	662	662

	$0	$0	$0	$0	$825	$825

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,557	$0	$7,557
Written Options	0	0	0	901	466	1,367
Swap Agreements	0	890	0	0	0	890

	$0	$890	$0	$8,458	$466	$9,814

	$0	$890	$0	$8,458	$1,291	$10,639

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	87

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

March 31, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(75)	$(75)
Written Options	0	0	0	0	825	825
Futures	0	0	0	0	(21,714)	(21,714)
Swap Agreements	0	428	0	0	(4,871)	(4,443)

	$0	$428	$0	$0	$(25,835)	$(25,407)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$27,169	$0	$27,169
Purchased Options	0	0	0	0	(1,729)	(1,729)
Written Options	0	92	0	3,408	2,684	6,184
Swap Agreements	0	3,251	0	118	39	3,408

	$0	$3,343	$0	$30,695	$994	$35,032

	$0	$3,771	$0	$30,695	$(24,841)	$9,625

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(84)	$(84)
Written Options	0	0	0	0	(17)	(17)
Futures	0	0	0	0	2,760	2,760
Swap Agreements	0	(5)	0	0	30,201	30,196

	$0	$(5)	$0	$0	$32,860	$32,855

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10,896)	$0	$(10,896)
Purchased Options	0	0	0	0	1,029	1,029
Written Options	0	(91)	0	484	(1,058)	(665)
Swap Agreements	0	(835)	0	0	(42)	(877)

	$0	$(926)	$0	$(10,412)	$(71)	$(11,409)

	$0	$(931)	$0	$(10,412)	$32,789	$21,446

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$391,121	$0	$391,121
Industrials	0	23,774	0	23,774
Utilities	0	26,042	0	26,042
Municipal Bonds & Notes
Alabama	0	4,027	0	4,027
California	0	4,166	0	4,166
Illinois	0	4,886	0	4,886
New York	0	686	0	686
U.S. Government Agencies	0	286,417	0	286,417
U.S. Treasury Obligations	0	178,850	0	178,850
Non-Agency Mortgage-Backed Securities	0	95,548	0	95,548
Asset-Backed Securities	0	126,008	0	126,008
Sovereign Issues	0	176,169	0	176,169
Preferred Securities
Banking & Finance	0	4,910	0	4,910
Short-Term Instruments
Certificates of Deposit	0	74,190	0	74,190
Commercial Paper	0	35,658	0	35,658
Short-Term Notes	0	3,009	0	3,009
Japan Treasury Bills	0	116,707	0	116,707
U.S. Treasury Bills	0	557	0	557

	$0	$1,552,725	$0	$1,552,725

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$83,200	$0	$0	$83,200

Total Investments	$83,200	$1,552,725	$0	$1,635,925

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,487	141	0	2,628
Over the counter	0	6,079	0	6,079

	$2,487	$6,220	$0	$8,707

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(163)	(662)	0	(825)
Over the counter	0	(9,814)	0	(9,814)

	$(163)	$(10,476)	$0	$(10,639)

Total Financial Derivative Instruments	$2,324	$(4,256)	$0	$(1,932)

Totals	$85,524	$1,548,469	$0	$1,633,993

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

88	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Mortgage-Backed Securities Fund

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 170.2%

CORPORATE BONDS & NOTES 0.9%

BANKING & FINANCE 0.4%
Preferred Term Securities Ltd.
2.013% due 07/03/2033	$900	$738

INDUSTRIALS 0.5%
Norwegian Air Shuttle ASA Pass Through Trust
4.875% due 11/10/2029	1,000	1,016

Total Corporate Bonds & Notes (Cost $1,668)		1,754

U.S. GOVERNMENT AGENCIES 142.7%
Fannie Mae
0.000% due 07/25/2022 (b)(d)	8	8
0.859% due 12/25/2036	1,643	1,607
1.102% due 03/25/2034	364	362
1.132% due 08/25/2034	28	27
1.222% due 06/25/2033	26	26
1.242% due 06/25/2032	124	120
1.282% due 03/25/2018	17	17
1.322% due 11/25/2032	43	42
1.378% due 04/18/2028	2	2
1.432% due 05/25/2023 - 07/25/2036	898	900
1.482% due 03/25/2032	192	192
1.577% due 05/01/2033	122	126
1.607% due 10/25/2046 (a)	87	4
1.632% due 02/25/2024	121	122
1.642% due 04/25/2037	1,030	1,045
1.662% due 07/25/2044 (a)	328	16
1.682% due 10/25/2037	968	986
1.694% due 07/25/2045 (a)	1,186	75
1.706% due 09/25/2045 (a)	246	14
1.734% due 10/25/2045 (a)	436	27
1.751% due 04/25/2055 (a)	514	32
1.804% due 07/25/2052 (a)	332	19
1.814% due 08/01/2042 - 10/01/2044	887	904
1.868% due 07/25/2044 (a)	276	13
1.876% due 08/25/2054 (a)	431	26
1.936% due 01/25/2045 (a)	326	18
1.950% due 03/25/2045 (a)	327	18
1.959% due 08/25/2055 (a)	324	22
1.982% due 04/25/2023 - 04/25/2032	108	112
1.999% due 08/25/2044 (a)	300	18
2.000% due 01/01/2028 - 09/01/2029	781	765
2.289% due 01/25/2022 (a)	6,339	425
2.368% due 02/01/2036	286	287
2.464% due 04/01/2035	100	105
2.497% due 11/01/2035	60	61
2.500% due 06/01/2028 - 08/01/2028	1,281	1,296
2.623% due 03/01/2032	47	48
2.634% due 08/01/2027	167	171
2.635% due 10/01/2028	8	8
2.675% due 09/01/2034	239	253
2.679% due 02/01/2042	345	359
2.714% due 03/01/2035	3	4
2.719% due 12/01/2034	412	431
2.724% due 04/01/2033	80	84
2.757% due 01/01/2035	178	185
2.758% due 09/01/2041	362	382
2.775% due 12/01/2035	304	306
2.782% due 10/01/2037	1,547	1,636
2.787% due 01/01/2035 - 10/01/2035	130	136
2.791% due 05/01/2035	35	37
2.795% due 05/01/2035	261	273
2.801% due 01/01/2035	67	69
2.824% due 02/01/2035	33	35
2.826% due 01/01/2036	368	390
2.831% due 10/01/2035	15	16
2.850% due 11/01/2034	17	18
2.881% due 06/01/2030 - 07/01/2035	79	83
2.935% due 03/01/2035	19	20
2.939% due 12/01/2034	7	7
2.944% due 07/25/2039	1,337	1,303
2.960% due 05/01/2035	107	113
2.986% due 05/01/2035	108	114
2.987% due 09/01/2035	70	74

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.998% due 05/25/2035	$180	$190
2.999% due 01/01/2035	41	43
3.000% due 06/01/2029 - 09/25/2045	4,665	4,667
3.000% due 04/25/2046 (a)	768	109
3.001% due 07/01/2035	80	84
3.002% due 03/01/2035	34	36
3.009% due 02/01/2035	84	88
3.069% due 05/01/2038	1,146	1,217
3.079% due 05/01/2023 - 12/01/2034	21	22
3.119% due 07/01/2035	35	37
3.235% due 02/01/2035	23	24
3.255% due 02/01/2035	44	46
3.259% due 02/01/2035	39	42
3.320% due 01/01/2029	1,000	1,014
3.330% due 07/01/2022	732	762
3.380% due 10/01/2032	129	130
3.405% due 11/01/2035	68	72
3.407% due 02/01/2035	29	30
3.440% due 02/01/2032	1,000	1,020
3.500% due 01/01/2027 - 05/01/2056	15,930	16,319
3.500% due 04/25/2046 (a)	767	95
3.600% due 08/01/2023	450	476
4.000% due 09/01/2018 - 11/25/2045	21,478	22,674
4.500% due 04/01/2018 - 08/25/2043	4,628	4,944
4.618% due 06/25/2044 (a)	1,303	194
4.823% due 04/25/2043 - 06/25/2043	1,300	1,245
4.973% due 03/25/2043	282	259
5.000% due 01/01/2019 - 01/01/2024	457	481
5.500% due 08/01/2024 - 11/01/2039	917	1,025
6.000% due 07/01/2017 - 11/01/2040	2,642	2,959
6.500% due 09/25/2023 - 11/01/2037	1,229	1,383
6.500% due 04/25/2038 (a)	49	12
7.000% due 09/25/2023	12	13
7.500% due 09/01/2034	1	2
7.503% due 10/25/2045	203	197
7.750% due 08/25/2022	7	8
Fannie Mae, TBA
2.500% due 05/01/2032	5,650	5,645
3.000% due 05/01/2032 - 05/01/2047	34,850	34,769
3.500% due 05/01/2032 - 04/01/2047	14,000	14,447
5.000% due 05/01/2047	5,000	5,457
Federal Housing Administration
7.430% due 06/01/2019	10	10
Freddie Mac
0.816% due 01/25/2023 (a)	22,685	863
1.027% due 11/25/2022 (a)	10,281	484
1.162% due 05/15/2035	58	58
1.198% due 04/25/2021 (a)	6,444	267
1.312% due 06/15/2032 - 12/15/2032	185	185
1.342% due 11/25/2019 (a)	3,574	97
1.357% due 11/25/2019 (a)	33,620	1,068
1.362% due 12/15/2031	90	91
1.412% due 09/15/2030	10	10
1.654% due 10/15/2037 (a)	95	5
1.682% due 10/15/2037 (a)	1,128	74
1.769% due 10/15/2037 (a)	41	2
1.788% due 11/15/2036 (a)	238	17
1.796% due 02/25/2045	258	264
1.809% due 03/15/2037 (a)	97	7
1.812% due 02/15/2021	119	120
1.830% due 06/15/2038 (a)	150	11
1.842% due 11/15/2038 (a)	293	20
1.853% due 02/01/2018	4	4
1.917% due 08/15/2041 (a)	87	6
1.980% due 10/15/2041 (a)	247	17
2.019% due 05/15/2037 (a)	79	5
2.065% due 02/15/2038 (a)	204	14
2.123% due 02/15/2038 (a)	206	14
2.158% due 08/15/2036 (a)	204	13
2.500% due 01/15/2045	767	757
2.730% due 02/01/2028	36	36
2.779% due 04/01/2035	75	79
2.798% due 04/01/2035	48	51
2.818% due 09/01/2037	382	405
2.829% due 09/01/2034	588	621
2.848% due 11/01/2031	32	34
2.859% due 01/01/2034	20	21
2.894% due 11/01/2028	1	1
3.000% due 06/15/2037 - 08/01/2046	5,767	5,531
3.017% due 08/01/2025	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.020% due 09/01/2035	$294	$309
3.048% due 05/01/2032	17	17
3.082% due 06/01/2035	36	38
3.102% due 11/01/2036	198	210
3.105% due 02/01/2035	9	9
3.137% due 10/01/2039	1,100	1,158
3.167% due 08/01/2036	32	34
3.250% due 03/01/2035	10	10
3.285% due 02/01/2035	6	6
3.352% due 01/01/2035	52	55
3.496% due 02/01/2035	19	21
3.500% due 12/15/2022 - 10/15/2044	667	641
3.500% due 01/15/2043 (a)	413	78
3.546% due 03/01/2035	15	16
4.000% due 03/15/2042 - 07/01/2043	3,820	4,009
4.000% due 09/15/2045 - 04/15/2046 (a)	2,909	558
4.500% due 03/15/2021 - 04/01/2044	1,043	1,130
5.000% due 08/01/2033 - 07/01/2041	5,011	5,476
5.500% due 12/01/2017 - 06/01/2040	2,922	3,262
5.500% due 10/15/2035 (a)	291	57
6.000% due 02/01/2024 - 05/01/2040	2,182	2,472
6.500% due 12/15/2023 - 05/15/2028	227	252
8.000% due 06/15/2026	5	5
10.175% due 05/15/2035	143	166
12.862% due 05/15/2041	212	266
Freddie Mac, TBA
2.500% due 04/01/2032 - 05/01/2047	4,000	3,904
3.000% due 04/01/2032 - 04/01/2047	11,500	11,445
3.500% due 05/01/2047	14,000	14,291
4.000% due 05/01/2047	9,000	9,421
4.500% due 05/01/2047	4,000	4,280
Ginnie Mae
0.988% due 09/20/2045 (a)	603	24
0.995% due 06/20/2042 (a)	535	21
1.008% due 11/20/2045 (a)	474	15
1.030% due 06/20/2043 (a)	415	14
1.045% due 06/20/2042 (a)	493	15
1.128% due 02/16/2032 - 07/16/2032	8	8
1.178% due 08/16/2032	91	92
1.478% due 04/16/2032	91	91
1.500% due 09/20/2063	1,000	1,004
1.530% due 09/20/2065	1,069	1,068
1.780% due 04/20/2063 - 08/20/2063	3,581	3,633
2.000% due 03/20/2027 - 03/20/2043	83	75
2.080% due 09/20/2063	847	866
2.125% due 06/20/2017 - 08/20/2026	13	14
2.500% due 12/20/2021	2	2
3.000% due 05/20/2039 (a)	408	49
3.000% due 10/15/2045	44	44
3.500% due 02/20/2018 - 10/20/2046	6,079	6,177
3.500% due 01/20/2041 - 08/20/2042 (a)	3,158	528
4.000% due 01/20/2018 - 03/20/2018	2	2
4.000% due 06/20/2045 (a)	1,864	326
4.070% due 01/15/2050	1,277	1,312
4.500% due 01/15/2035 - 06/20/2043	2,520	2,706
5.000% due 11/20/2034 - 08/20/2045	2,993	3,279
5.102% due 11/20/2045 (a)	1,439	289
5.500% due 09/15/2033 - 12/15/2039	365	407
6.000% due 05/20/2042	101	114

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	89

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 07/15/2024 - 08/15/2038	$560	$634
7.500% due 08/15/2027	1	1
7.503% due 09/20/2045	239	251
Ginnie Mae, TBA
3.000% due 04/01/2047	6,000	6,053
3.500% due 04/01/2047 - 05/01/2047	19,700	20,400
4.000% due 05/01/2047	7,800	8,225
4.500% due 05/01/2047	9,000	9,595

Total U.S. Government Agencies (Cost $279,309)		280,824

U.S. TREASURY OBLIGATIONS 6.0%
U.S. Treasury Notes
1.875% due 02/28/2022	6,700	6,686
2.000% due 08/31/2021	400	402
2.000% due 10/31/2021	900	904
2.000% due 11/15/2026	1,300	1,256
2.125% due 08/15/2021	700	708
2.250% due 01/31/2024	1,500	1,505
2.250% due 02/15/2027	400	395

Total U.S. Treasury Obligations (Cost $11,816)		11,856

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.3%
Angel Oak Mortgage Trust LLC
4.500% due 11/25/2045	34	34
Banc of America Funding Trust
1.268% due 05/20/2035 ^	78	55
3.500% due 01/20/2047 ^	464	407
Banc of America Mortgage Trust
3.622% due 07/20/2032	10	10
CBA Commercial Small Balance Commercial Mortgage
1.262% due 12/25/2036	104	98
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.262% due 01/25/2035	51	46
Citigroup Mortgage Loan Trust, Inc.
1.578% due 08/25/2035 ^	781	691
COLT Funding LLC
3.000% due 05/25/2046	261	264
Countrywide Alternative Loan Trust
1.178% due 07/20/2046 ^	105	55
1.192% due 05/25/2035	500	420
1.232% due 09/25/2046 ^	447	133
1.232% due 10/25/2046 ^	121	60
1.252% due 05/25/2036 ^	5	15
1.258% due 09/20/2046	358	147
1.322% due 10/25/2046 ^	396	72
1.352% due 11/25/2035 ^	23	6
Countrywide Commercial Mortgage Trust
6.208% due 11/12/2043	481	483
Countrywide Home Loan Mortgage Pass-Through Trust
1.282% due 04/25/2046 ^	28	25
1.322% due 03/25/2036	69	42
1.332% due 02/25/2036 ^	19	25
1.562% due 02/25/2035	4	4
1.562% due 04/25/2035	181	158
1.902% due 09/25/2034	225	160
2.360% due 04/25/2035	628	507
2.462% due 06/19/2031	37	34
Credit Suisse First Boston Mortgage Securities Corp.
3.067% due 09/25/2034	227	222
Credit Suisse Mortgage Capital Certificates
4.791% due 05/27/2053	480	492
GreenPoint Mortgage Funding Trust
1.182% due 10/25/2046	359	273
1.182% due 12/25/2046 ^	313	232
1.252% due 04/25/2036 ^	26	20
1.302% due 09/25/2046 ^	358	182
1.322% due 10/25/2046	351	217
GSR Mortgage Loan Trust
1.242% due 08/25/2046	319	150
HarborView Mortgage Loan Trust
1.166% due 07/21/2036	163	131

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.218% due 03/19/2036	$63	$48
HomeBanc Mortgage Trust
1.162% due 12/25/2036	178	160
IndyMac Mortgage Loan Trust
1.182% due 06/25/2046	155	133
1.182% due 11/25/2046	306	260
JPMorgan Chase Commercial Mortgage Securities Re-REMIC Trust
2.362% due 01/15/2033	1,393	1,397
La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046	869	872
La Hipotecaria Panamanian Mortgage Trust
3.008% due 11/24/2042	1,076	1,076
LB Commercial Mortgage Trust
5.517% due 07/15/2044	71	71
Lehman XS Trust
1.302% due 11/25/2046 ^	361	168
MASTR Adjustable Rate Mortgages Trust
1.282% due 05/25/2047 ^	319	219
1.322% due 05/25/2047 ^	319	155
MASTR Alternative Loan Trust
1.382% due 03/25/2036	1,080	231
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.612% due 11/15/2031	86	81
Residential Accredit Loans, Inc. Trust
1.182% due 12/25/2046 ^	282	228
1.212% due 05/25/2037 ^	57	14
1.252% due 05/25/2046 ^	170	132
3.546% due 08/25/2035 ^	203	105
Sequoia Mortgage Trust
1.678% due 10/19/2026	59	58
1.738% due 10/20/2027	13	12
Structured Asset Mortgage Investments Trust
1.638% due 09/19/2032	37	36
Thornburg Mortgage Securities Trust
3.277% due 10/25/2046	231	219
UBS-Barclays Commercial Mortgage Trust
1.259% due 04/10/2046 (a)	3,328	181
WaMu Mortgage Pass-Through Certificates Trust
1.482% due 07/25/2044	169	161
1.682% due 12/25/2045	317	142
Washington Mutual Mortgage Pass-Through Certificates Trust
1.232% due 07/25/2046 ^	27	11
1.358% due 12/25/2046	269	195
1.408% due 04/25/2047 ^	46	3
Wells Fargo Commercial Mortgage Trust
2.007% due 10/15/2045 (a)	3,232	219

Total Non-Agency Mortgage-Backed Securities (Cost $12,991)		12,457

ASSET-BACKED SECURITIES 14.3%
ACE Securities Corp. Home Equity Loan Trust
1.122% due 07/25/2036	1,922	1,398
Aegis Asset-Backed Securities Trust
1.682% due 03/25/2035	300	265
Amortizing Residential Collateral Trust
1.562% due 07/25/2032	25	24
1.682% due 10/25/2031	12	11
Amresco Residential Securities Corp. Mortgage Loan Trust
1.477% due 06/25/2028	91	88
1.612% due 09/25/2028	234	227
Bayview Opportunity Master Fund Trust
2.981% due 07/28/2034	328	330
3.598% due 02/28/2032	1,322	1,323
Carlyle Global Market Strategies CLO Ltd.
2.187% due 07/27/2026	300	300
Centex Home Equity Loan Trust
1.282% due 01/25/2032	12	12
CIT Group Home Equity Loan Trust
1.320% due 06/25/2033	90	87

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Global Markets Mortgage Securities, Inc.
1.957% due 10/25/2028	$57	$56
Citigroup Mortgage Loan Trust, Inc.
1.142% due 12/25/2036	987	610
Conseco Finance Home Equity Loan Trust
2.412% due 05/15/2032	396	390
Countrywide Asset-Backed Certificates
1.122% due 04/25/2047	270	237
1.662% due 06/25/2033	142	139
Denali Capital CLO Ltd.
1.271% due 01/22/2022	160	160
EMC Mortgage Loan Trust
1.521% due 08/25/2040	71	66
Flagship Ltd.
0.000% due 01/20/2026 (c)	500	500
Flatiron CLO Ltd.
2.247% due 10/25/2024	895	894
Fortress Credit BSL Ltd.
2.205% due 01/19/2025	400	402
GCAT LLC
4.250% due 10/25/2019	210	210
4.500% due 03/25/2021	770	775
GSAA Home Equity Trust
1.282% due 03/25/2037	359	236
Home Equity Asset Trust
1.582% due 11/25/2032	3	2
HSI Asset Securitization Corp. Trust
1.122% due 01/25/2037	535	394
Jamestown CLO Ltd.
0.000% due 01/17/2027 (c)	2,300	2,300
Madison Park Funding Ltd.
1.988% due 01/19/2025	400	400
Morgan Stanley ABS Capital, Inc. Trust
1.112% due 01/25/2037	1,267	689
Morgan Stanley Mortgage Loan Trust
1.342% due 04/25/2037	808	391
Navient Student Loan Trust
2.132% due 03/25/2066	1,172	1,185
Northwoods Capital Ltd.
0.000% due 11/04/2025 (c)	400	400
NYMT Residential
4.000% due 03/25/2021	573	571
Ocean Trails CLO
1.257% due 06/27/2022	840	841
Residential Asset Securities Corp. Trust
1.232% due 11/25/2036	766	490
Saxon Asset Securities Trust
2.732% due 12/25/2037	275	250
Securitized Asset-Backed Receivables LLC Trust
1.627% due 01/25/2035	919	816
Shackleton CLO Ltd.
0.000% due 01/13/2025 (c)	300	300
SMB Private Education Loan Trust
1.812% due 07/15/2022	496	497
Specialty Underwriting & Residential Finance Trust
1.662% due 01/25/2034	35	32
Staniford Street CLO Ltd.
2.311% due 06/15/2025	200	200
Structured Asset Investment Loan Trust
1.292% due 01/25/2036	1,600	1,281
United National Home Loan Owner Trust
7.410% due 03/25/2025 ^	56	56
Utah State Board of Regents
1.521% due 01/25/2057	1,850	1,847
Vericrest Opportunity Loan Trust
4.250% due 03/26/2046	867	873
VOLT LLC
3.375% due 02/25/2055	40	40
3.875% due 04/25/2055	9	9
4.250% due 03/26/2046	719	726

90	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Voya CLO Ltd.
2.320% due 10/15/2022	$4,790	$4,806

Total Asset-Backed Securities (Cost $27,504)		28,136

Total Investments in Securities (Cost $333,288)		335,027

	SHARES
INVESTMENTS IN AFFILIATES 4.9%

SHORT-TERM INSTRUMENTS 4.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.9%
PIMCO Short-Term Floating NAV Portfolio III	979,010	9,678

Total Short-Term Instruments (Cost $9,678)		9,678

Total Investments in Affiliates (Cost $9,678)		9,678

Total Investments 175.1% (Cost $342,966)		$344,705

Financial Derivative Instruments (e)(f) (0.1)% (Cost or Premiums, net $(55))		(163)

Other Assets and Liabilities, net (75.0)%		(147,698)

Net Assets 100.0%		$196,844

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	2.500%	04/01/2047	$ 2,600	$(2,435)	$(2,478)
Fannie Mae, TBA	3.000	04/01/2032	1,500	(1,532)	(1,538)
Fannie Mae, TBA	3.500	04/01/2047	11,500	(11,674)	(11,765)
Fannie Mae, TBA	3.500	05/01/2047	2,000	(2,039)	(2,042)
Fannie Mae, TBA	4.000	04/01/2047	8,940	(9,359)	(9,378)
Fannie Mae, TBA	4.000	05/01/2047	4,260	(4,442)	(4,460)
Fannie Mae, TBA	4.500	05/01/2047	7,500	(7,993)	(8,031)
Fannie Mae, TBA	5.500	04/01/2047	2,000	(2,214)	(2,222)
Fannie Mae, TBA	6.000	04/01/2047	6,000	(6,786)	(6,785)
Ginnie Mae, TBA	2.500	04/01/2047	4,000	(3,833)	(3,872)
Ginnie Mae, TBA	4.500	04/01/2047	2,000	(2,141)	(2,137)
Ginnie Mae, TBA	5.000	04/01/2047	3,000	(3,276)	(3,278)

Total Short Sales				$(57,724)	$(57,986)

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(294) at a weighted average interest rate of 0.104%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	91

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	1.750%	12/21/2023	$11,700	$293	$49	$0	$(15)
Receive	3-Month USD-LIBOR	2.200	02/03/2026	12,000	128	492	0	(22)
Pay	3-Month USD-LIBOR	2.250	12/21/2046	2,020	183	17	0	(3)
Receive(1)	3-Month USD-LIBOR	1.750	06/21/2047	150	31	(1)	0	0

					$635	$557	$0	$(40)

Total Swap Agreements					$635	$557	$0	$(40)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

Cash of $894 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$(40)	$(40)

(1)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250%	11/28/2017	$	45,900	$26	$7

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 04/01/2047	$	71.000	04/05/2017	$26,000	$1	$0
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047		76.000	04/05/2017	4,000	0	0

JPM	Put - OTC Freddie Mac, TBA 3.500% due 04/01/2047		70.000	04/05/2017	14,000	1	0

						$2	$0

Total Purchased Options						$28	$7

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	$	100.594	05/04/2017	$500	$(2)	$0
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047		101.750	05/04/2017	3,000	(8)	(21)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047		102.063	05/04/2017	1,500	(5)	(8)
	Call - OTC Fannie Mae, TBA 4.000% due 04/01/2047		105.465	04/05/2017	1,000	(1)	0

FBF	Call - OTC Fannie Mae, TBA 3.000% due 05/01/2047		99.898	05/04/2017	1,500	(4)	(3)
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047		100.543	04/05/2017	2,500	(6)	0
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047		101.164	05/04/2017	500	(2)	(1)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047		103.164	05/04/2017	500	(2)	(1)

GSC	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2047		101.352	04/05/2017	3,500	(8)	(34)

92	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.000% due 04/01/2047	$	96.820	04/05/2017	$500	$(1)	$0
	Call - OTC Fannie Mae, TBA 3.000% due 04/01/2047		98.430	04/05/2017	1,000	(6)	(8)
	Call - OTC Fannie Mae, TBA 3.000% due 04/01/2047		98.520	04/05/2017	1,000	(6)	(7)
	Call - OTC Fannie Mae, TBA 3.000% due 04/01/2047		98.813	04/05/2017	2,000	(7)	(9)
	Call - OTC Fannie Mae, TBA 3.000% due 04/01/2047		98.820	04/05/2017	1,000	(2)	(4)
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047		100.547	04/05/2017	500	(1)	0
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2047		101.844	04/05/2017	2,000	(3)	(10)
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2047		102.078	04/05/2017	1,000	(1)	(3)
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2047		102.098	04/05/2017	500	(2)	(1)
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047		102.320	04/05/2017	1,500	(3)	(3)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047		101.844	05/04/2017	1,000	(4)	(7)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047		102.406	05/04/2017	2,000	(6)	(7)
	Call - OTC Fannie Mae, TBA 4.000% due 04/01/2047		104.555	04/05/2017	500	(1)	(2)
	Call - OTC Fannie Mae, TBA 4.000% due 05/01/2047		104.336	05/04/2017	500	(2)	(3)

						$(83)	$(132)

Total Written Options						$(83)	$(132)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
Notional Amount in $	$12,000	$181,000	$ (7,500)	$(119,500)	$ (36,500)	$29,500
Premiums	$(24)	$(470)	$20	$295	$96	$(83)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
JPS	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.738%	06/15/2017	$5,000	$0	$1	$1	$0
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.748	06/15/2017	5,000	0	0	0	0
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.760	07/13/2017	5,000	0	0	0	0
SAL	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.760	06/15/2017	100,000	0	(5)	0	(5)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.760	07/13/2017	10,000	0	(1)	0	(1)

						$0	$(5)	$ 1	$(6)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	IOS.FN.650.67 Index	N/A	1-Month USD-LIBOR	01/12/2038	$ 1,526	$0	$2	$2	$0
	Receive	IOS.FN.550.08 Index	N/A	1-Month USD-LIBOR	01/12/2039	852	0	3	3	0
SAL	Receive	IOS.FN.550.08 Index	N/A	1-Month USD-LIBOR	01/12/2039	487	0	2	2	0

							$0	$7	$7	$0

Total Swap Agreements							$0	$2	$8	$(6)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
DUB	$0	$0	$5	$5	$0	$0	$0	$0	$5	$0	$5
FAR	0	0	0	0	0	(29)	0	(29)	(29)	0	(29)
FBF	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	93

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
GSC	$0	$0	$0	$0	$0	$(34)	$0	$(34)	$(34)	$0	$(34)
JPM	0	0	0	0	0	(64)	0	(64)	(64)	0	(64)
JPS	0	0	1	1	0	0	0	0	1	0	1
RYL	0	7	0	7	0	0	0	0	7	0	7
SAL	0	0	2	2	0	0	(6)	(6)	(4)	0	(4)

Total Over the Counter	$0	$7	$8	$15	$0	$(132)	$(6)	$(138)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Purchased Options	$0	$0	$0	$0	$7	$7
Swap Agreements	0	0	0	0	8	8

	$0	$0	$0	$0	$15	$15

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$40	$40

Over the counter
Written Options	$0	$0	$0	$0	$132	$132
Swap Agreements	0	0	0	0	6	6

	$0	$0	$0	$0	$138	$138

	$0	$0	$0	$0	$178	$178

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$320	$320
Swap Agreements	0	0	0	0	(91)	(91)

	$0	$0	$0	$0	$229	$229

Over the counter
Purchased Options	$0	$0	$0	$0	$(20)	$(20)
Written Options	0	0	0	0	307	307
Swap Agreements	0	46	0	0	45	91

	$0	$46	$0	$0	$332	$378

	$0	$46	$0	$0	$561	$607

94	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(17)	$(17)
Swap Agreements	0	0	0	0	923	923

	$0	$0	$0	$0	$906	$906

Over the counter
Purchased Options	$0	$0	$0	$0	$(13)	$(13)
Written Options	0	0	0	0	(67)	(67)
Swap Agreements	0	0	0	0	2	2

	$0	$0	$0	$0	$(78)	$(78)

	$0	$0	$0	$0	$828	$828

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$738	$0	$738
Industrials	0	1,016	0	1,016
U.S. Government Agencies	0	280,814	10	280,824
U.S. Treasury Obligations	0	11,856	0	11,856
Non-Agency Mortgage-Backed Securities	0	10,509	1,948	12,457
Asset-Backed Securities	0	27,736	400	28,136

	$0	$332,669	$2,358	$335,027

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$9,678	$0	$0	$9,678

Total Investments	$9,678	$332,669	$2,358	$344,705

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(57,986)	$0	$(57,986)

Financial Derivative Instruments - Assets
Over the counter	$0	$15	$0	$15

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(40)	0	(40)
Over the counter	0	(138)	0	(138)

	$0	$(178)	$0	$(178)

Total Financial Derivative Instruments	$0	$(163)	$0	$(163)

Totals	$9,678	$274,520	$2,358	$286,556

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017(1)
Investments in Securities, at Value
U.S. Government Agencies	$25	$0	$(14)	$(1)	$(1)	$1	$0	$0	$10	$0
Non-Agency Mortgage-Backed Securities	1,227	931	(155)	(1)	(5)	(49)	0	0	1,948	(50)
Asset-Backed Securities	1,001	400	(281)	0	0	6	0	(726)	400	0

Totals	$2,253	$1,331	$(450)	$(2)	$(6)	$(42)	$0	$(726)	$2,358	$(50)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$10	Proxy Pricing	Base Price	97.464
Non-Agency Mortgage-Backed Securities	1,948	Proxy Pricing	Base Price	100.000-100.375
Asset-Backed Securities	400	Proxy Pricing	Base Price	100.000

Total	$2,358

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	95

Schedule of Investments PIMCO Mortgage Opportunities Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 161.5%

CORPORATE BONDS & NOTES 1.2%

BANKING & FINANCE 1.2%
PHH Corp.
7.375% due 09/01/2019		$5,000	$5,456
Preferred Term Securities Ltd.
1.431% due 03/22/2037		442	362
1.431% due 09/22/2037		4,742	3,651
1.481% due 03/22/2038		2,305	1,890
1.511% due 09/23/2035		1,220	1,068
1.711% due 03/23/2035		4,000	2,620
SLM Student Loan Trust
0.894% due 03/15/2038	GBP	3,712	4,413
Ventas Realty LP
4.125% due 01/15/2026		$11,400	11,586

Total Corporate Bonds & Notes (Cost $29,115)			31,046

U.S. GOVERNMENT AGENCIES 61.3%
Fannie Mae
0.000% due 01/25/2033 - 07/25/2043 (b)(e)		1,238	860
0.024% due 01/25/2018 (a)		50,833	7
0.245% due 01/25/2044 (a)		11,087	104
0.855% due 09/25/2022 (a)		122,854	4,545
1.500% due 03/25/2042		2,299	1,815
1.582% due 02/25/2024		10	11
1.607% due 10/25/2046 (a)		1,498	74
1.662% due 07/25/2044 (a)		4,594	229
1.694% due 07/25/2045 (a)		20,552	1,307
1.706% due 09/25/2045 (a)		4,189	242
1.734% due 10/25/2045 (a)		6,107	373
1.751% due 04/25/2055 (a)		7,194	452
1.804% due 07/25/2052 (a)		4,641	260
1.832% due 07/25/2038		1,711	1,729
1.868% due 07/25/2044 (a)		6,069	294
1.876% due 08/25/2054 (a)		2,956	178
1.936% due 01/25/2045 (a)		6,128	345
1.950% due 03/25/2045 (a)		4,574	251
1.959% due 08/25/2055 (a)		4,541	302
1.999% due 08/25/2044 (a)		5,298	312
2.000% due 12/25/2042		80	48
2.161% due 04/25/2046 (a)		5,100	284
2.500% due 06/25/2022		1	1
2.500% due 12/25/2027 - 02/25/2028 (a)		9,168	749
2.728% due 06/01/2035		177	187
2.813% due 01/01/2035 (g)		1,255	1,326
2.989% due 12/01/2034		533	562
2.990% due 09/01/2025 (g)		6,990	7,026
3.000% due 12/25/2021 - 05/25/2046 (a)		156,834	19,698
3.000% due 09/25/2022 - 02/25/2044		23,621	22,196
3.000% due 04/01/2031 - 12/01/2046 (g)		43,910	44,599
3.014% due 01/01/2035		587	622
3.018% due 01/25/2033		3,525	3,181
3.320% due 01/01/2029 (g)		19,193	19,458
3.324% due 12/01/2035 (g)		2,780	2,920
3.330% due 07/01/2022		1,894	1,971
3.360% due 02/01/2032		11,385	11,501
3.440% due 02/01/2032 (g)		12,800	13,053
3.490% due 07/01/2026 (g)		4,182	4,344
3.500% due 10/25/2021 - 08/25/2046 (a)		79,467	8,996
3.500% due 12/01/2039 - 03/01/2040 (g)		7,845	8,076
3.500% due 01/25/2041 - 11/25/2045		13,993	13,978
3.534% due 08/25/2043		61	65
3.600% due 08/01/2023		450	476
3.690% due 08/01/2023 (g)		3,630	3,839
3.690% due 05/25/2042		54	57
3.750% due 05/25/2033		33	34
4.000% due 02/25/2024 - 07/25/2044 (a)		18,374	3,076

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 06/01/2033 - 03/25/2047	$9,789	$9,995
4.000% due 08/01/2033 - 06/01/2043 (g)	18,928	20,058
4.216% due 03/25/2047	2,491	2,372
4.339% due 10/25/2042	1,350	1,165
4.500% due 05/01/2018 - 01/01/2042	18,145	18,846
4.500% due 05/25/2025 (a)	3,103	99
4.500% due 04/01/2040 - 07/01/2042 (g)	9,834	10,661
4.618% due 06/25/2044 - 08/25/2044 (a)	121,537	17,668
4.968% due 10/25/2043 (a)	38,944	8,636
4.973% due 03/25/2043	1,974	1,814
4.982% due 05/25/2025	179	189
5.000% due 04/25/2033 - 07/25/2040	468	509
5.018% due 08/25/2046 (a)	9,017	1,965
5.068% due 11/25/2044 (a)	35,960	7,921
5.118% due 06/25/2037 - 03/25/2043 (a)	7,612	1,455
5.138% due 01/25/2043 (a)	29,730	6,099
5.168% due 05/25/2042 - 11/25/2042 (a)	21,581	3,618
5.218% due 06/25/2040 - 11/25/2044 (a)	17,265	2,856
5.268% due 03/25/2024 - 02/25/2043 (a)	58,907	9,721
5.448% due 03/25/2042 (a)	5,410	1,116
5.500% due 02/25/2029 - 01/25/2032 (a)	417	72
5.500% due 07/25/2034 - 11/01/2036	3,518	3,907
5.668% due 08/25/2018 - 04/25/2037 (a)	24,309	1,565
5.688% due 01/25/2018 (a)	7,677	101
5.718% due 10/25/2026 - 08/25/2040 (a)	9,354	1,186
5.768% due 09/25/2039 (a)	234	40
5.818% due 11/25/2036 (a)	2,948	552
5.918% due 04/25/2038 (a)	1,629	316
6.000% due 02/25/2033 (a)	356	73
6.000% due 02/25/2034	155	184
6.300% due 06/25/2031	51	52
6.421% due 08/25/2033	908	954
6.500% due 04/25/2038 (a)	795	190
6.502% due 10/25/2043	5,971	5,812
6.718% due 08/25/2034 (a)	1,509	319
7.000% due 12/25/2023 - 03/25/2049	82	94
7.043% due 11/25/2042 - 05/25/2043	479	485
7.503% due 10/25/2045	1,613	1,572
8.118% due 07/25/2033	1,959	2,200
8.131% due 10/25/2041	1,194	1,238
8.137% due 06/25/2043	7,632	7,599
8.231% due 11/25/2041	3,794	3,797
9.641% due 08/25/2043	1,780	1,777
10.697% due 03/25/2040	445	535
12.073% due 05/25/2043	887	979
15.175% due 09/25/2024	22	26
17.023% due 09/25/2023	6	7
21.593% due 12/25/2036	160	230
Fannie Mae, TBA
2.500% due 04/01/2032 - 04/01/2047	55,900	54,287
3.000% due 04/01/2032 - 05/01/2047	398,650	396,566
3.500% due 05/01/2032 - 04/01/2047	57,350	59,185
4.000% due 05/01/2047	33,500	35,073
4.500% due 05/01/2047	203,500	217,904
6.000% due 04/01/2047	2,000	2,262
Freddie Mac
0.000% due 09/15/2032 - 07/15/2042 (b)(e)	28,842	22,075
0.543% due 08/25/2022 (a)	109,454	2,614
0.874% due 09/25/2022 (a)	45,766	1,774

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.130% due 01/15/2038 - 10/15/2038 (g)	$27,973	$27,865
1.285% due 08/25/2019 (a)	146,154	4,012
1.357% due 11/25/2019 (a)	96,437	3,062
1.654% due 10/15/2037 (a)	1,615	90
1.682% due 10/15/2037 (a)	19,791	1,291
1.769% due 10/15/2037 (a)	578	33
1.788% due 11/15/2036 - 01/15/2038 (a)	17,059	1,045
1.809% due 03/15/2037 - 10/15/2038 (a)	16,685	1,131
1.830% due 06/15/2038 (a)	2,555	183
1.842% due 11/15/2038 (a)	5,176	349
1.917% due 08/15/2041 (a)	1,531	98
1.980% due 10/15/2041 (a)	3,462	234
2.019% due 05/15/2037 (a)	1,101	75
2.065% due 02/15/2038 (a)	2,851	196
2.123% due 02/15/2038 (a)	3,647	253
2.158% due 08/15/2036 (a)	2,856	186
2.500% due 09/15/2027 - 03/15/2031 (a)	35,233	3,159
2.750% due 06/15/2041	7,738	7,984
2.818% due 09/01/2037 (g)	6,755	7,158
3.000% due 04/15/2027 - 01/15/2046 (a)	35,184	3,874
3.000% due 06/15/2036 - 07/15/2044	13,484	12,856
3.500% due 03/15/2035 - 12/15/2045	7,187	7,016
3.500% due 01/15/2043 - 11/15/2045 (a)	12,150	2,222
3.500% due 04/15/2054 - 05/15/2054 (g)	37,310	34,738
4.000% due 04/15/2019 - 02/15/2045	35,202	36,667
4.000% due 12/01/2040 - 07/01/2043 (g)	5,934	6,295
4.000% due 04/15/2043 - 01/15/2046 (a)	25,754	4,846
4.232% due 05/25/2025	300	318
4.282% due 10/25/2027	250	268
4.459% due 11/15/2042	2,319	2,140
4.485% due 03/15/2045	1,092	1,047
4.500% due 04/01/2019 - 04/15/2044	10,569	10,588
4.500% due 12/01/2041 (g)	4,815	5,212
4.500% due 07/15/2042 (a)	6,953	1,504
4.519% due 11/15/2032	536	532
4.632% due 02/15/2033	3,068	2,808
4.978% due 09/15/2043 (a)	30,161	6,245
5.000% due 05/15/2019 - 12/15/2044	4,311	4,405
5.088% due 06/15/2018 - 05/15/2042 (a)	9,350	1,664
5.188% due 12/15/2042 - 08/15/2043 (a)	29,836	6,032
5.288% due 01/15/2033 - 06/15/2044 (a)	28,707	5,073
5.500% due 02/15/2033 - 05/15/2041	2,798	3,123
5.518% due 02/15/2037 (a)	1,347	239
5.688% due 01/15/2041 (a)	1,085	175
5.738% due 02/15/2032 - 03/15/2035 (a)	3,252	456
5.788% due 10/15/2034 - 07/15/2042 (a)	6,716	1,095
5.838% due 03/15/2037 (a)	1,333	203
6.000% due 07/15/2035	402	511
6.000% due 03/15/2044 (a)	869	192
6.279% due 12/15/2042	1,732	1,718
6.934% due 12/15/2023 (a)	754	99
7.000% due 03/01/2039	73	82
7.088% due 06/15/2031 (a)	339	71
7.136% due 09/17/2032	53	55
7.500% due 06/15/2042	1,705	1,895
7.503% due 07/15/2037 - 08/15/2045	8,937	8,737
7.976% due 10/15/2040	345	347
8.076% due 01/15/2041	455	524
8.131% due 09/15/2041	1,908	1,873
8.140% due 05/15/2024 (a)	405	76

96	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.175% due 05/15/2035	$286	$333
10.182% due 10/25/2027	249	318
10.859% due 05/15/2033	33	40
11.176% due 05/15/2033	10	12
11.723% due 02/15/2041	885	922
11.732% due 03/25/2025	690	870
12.289% due 04/15/2043	1,544	1,939
12.862% due 05/15/2041	895	1,126
13.703% due 10/15/2033	532	687
14.356% due 11/15/2034	17	23
14.989% due 05/15/2035	273	307
16.894% due 10/15/2023	67	87
Freddie Mac, TBA
3.500% due 05/01/2047	1,000	1,021
Ginnie Mae
0.000% due 06/20/2040 - 05/20/2041 (b)(e)	6,122	5,308
0.241% due 04/16/2053 (a)	2,301	37
0.320% due 05/16/2050 (a)	13,317	138
0.500% due 12/16/2043 (a)	1,430	3
0.683% due 08/16/2048 (a)	17,168	576
0.988% due 09/20/2045 (a)	10,259	402
0.995% due 06/20/2042 (a)	8,753	337
1.008% due 11/20/2045 (a)	6,641	208
1.030% due 06/20/2043 (a)	6,774	222
1.033% due 08/20/2045 (a)	4,311	192
1.045% due 06/20/2042 (a)	8,268	256
1.230% due 11/20/2060	1,525	1,517
1.280% due 03/20/2061	840	837
1.300% due 08/20/2062	1,457	1,453
1.510% due 12/16/2043 (a)	249	2
1.530% due 09/20/2065	3,111	3,108
1.679% due 05/16/2053 (a)	807	40
1.830% due 02/20/2066	4,768	4,836
2.013% due 12/20/2042	2,539	2,396
2.250% due 07/16/2045	3,380	2,736
2.500% due 03/20/2045	2	2
3.000% due 05/20/2039 - 02/20/2043 (a)	10,522	1,319
3.500% due 01/20/2041 - 09/20/2046 (a)	88,909	16,095
3.500% due 02/20/2043 - 04/20/2043	2,012	1,912
4.000% due 07/20/2039 - 11/20/2046	5,301	5,043
4.000% due 05/20/2044 - 10/16/2044 (a)	5,600	1,096
4.500% due 07/20/2039 - 01/15/2042	1,017	1,087
4.500% due 12/16/2041 - 03/16/2043 (a)	3,679	626
4.500% due 12/20/2041 - 05/20/2044 (g)	5,588	5,881
4.572% due 09/20/2043 (a)	4,844	628
4.572% due 01/20/2044	4,000	3,540
5.000% due 08/20/2034 - 11/20/2045	2,963	3,112
5.000% due 09/20/2038 - 05/16/2043 (a)	4,311	639
5.102% due 11/20/2045 (a)	16,244	3,258
5.122% due 06/16/2039 - 07/20/2043 (a)	3,883	509
5.172% due 11/16/2034 (a)	1,100	175
5.272% due 02/20/2042 (a)	949	88
5.302% due 07/20/2042 (a)	22,201	2,710
5.500% due 02/20/2034 - 04/20/2040	748	789
5.500% due 11/16/2037 (a)	131	15
5.602% due 10/20/2033 (a)	1,681	291
6.000% due 06/20/2037 - 06/20/2041	1,047	1,183
6.500% due 03/15/2035 (g)	1,099	1,292
7.284% due 02/20/2045	1,885	2,008
7.500% due 11/15/2030	22	25
7.503% due 09/20/2045	557	586
7.643% due 12/20/2040	4,000	4,342
8.000% due 05/17/2034	241	259
14.195% due 10/20/2045	4,304	5,036

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae, TBA
3.500% due 04/01/2047		$25,000	$25,894
4.000% due 05/01/2047		58,000	61,157

Total U.S. Government Agencies (Cost $1,582,399)			1,579,489

U.S. TREASURY OBLIGATIONS 35.0%
U.S. Treasury Notes
1.500% due 08/15/2026 (g)		14,000	12,952
1.750% due 03/31/2022 (g)(j)		22,900	22,684
1.750% due 05/15/2022 (g)		28,800	28,496
1.750% due 09/30/2022 (g)		57,200	56,333
1.875% due 02/28/2022 (g)		116,100	115,853
1.875% due 03/31/2022		40,000	39,911
1.875% due 08/31/2022 (g)		57,200	56,762
2.000% due 07/31/2022 (g)		37,500	37,488
2.000% due 11/15/2026 (g)		98,500	95,147
2.125% due 12/31/2021 (g)		147,600	148,995
2.125% due 06/30/2022 (g)		100,300	100,990
2.125% due 02/29/2024 (j)		2,750	2,735
2.250% due 12/31/2023 (g)		148,600	149,123
2.250% due 01/31/2024		24,110	24,182
2.250% due 02/15/2027 (g)		9,300	9,181

Total U.S. Treasury Obligations (Cost $898,271)			900,832

NON-AGENCY MORTGAGE-BACKED SECURITIES 23.5%
American Home Mortgage Assets Trust
1.272% due 08/25/2037 ^		11,572	6,090
3.510% due 01/25/2036		1,918	1,332
American Home Mortgage Investment Trust
1.382% due 03/25/2046		12,224	10,245
3.362% due 06/25/2045		546	535
Banc of America Alternative Loan Trust
6.000% due 06/25/2046 ^		3,856	3,032
Banc of America Funding Trust
3.429% due 02/20/2036		1,742	1,414
3.500% due 01/20/2047 ^		612	536
6.000% due 09/25/2036		41	39
Banc of America Mortgage Trust
3.245% due 05/25/2034		132	133
3.310% due 06/25/2034		178	174
3.446% due 11/20/2046 ^		312	260
3.464% due 04/25/2035 ^		581	544
Banc of America Re-REMIC Trust
5.899% due 12/24/2049		239	239
Bancaja Fondo de Titulizacion de Activos
0.055% due 02/20/2036	EUR	1,504	1,587
BCAP LLC Trust
0.948% due 01/26/2037		$5,652	4,294
2.543% due 10/26/2035		1,713	1,716
3.224% due 01/26/2034		647	638
3.336% due 12/26/2037		475	442
4.000% due 03/26/2036		1,916	1,916
Bear Stearns Adjustable Rate Mortgage Trust
3.175% due 10/25/2036 ^		887	779
3.328% due 10/25/2034		76	75
3.431% due 12/25/2046 ^		1,522	1,402
Bear Stearns ALT-A Trust
1.142% due 02/25/2034		75	69
1.302% due 08/25/2036 ^		13,688	12,133
1.482% due 01/25/2036 ^		2,447	2,198
3.140% due 08/25/2036 ^		8,817	6,213
3.430% due 04/25/2035		195	175
Bear Stearns Commercial Mortgage Securities Trust
6.222% due 06/11/2050		3,789	3,810
Bear Stearns Mortgage Funding Trust
1.212% due 09/25/2046 ^		211	182
Bear Stearns Structured Products, Inc. Trust
3.504% due 01/26/2036		6,264	5,732
Celtic Residential Irish Mortgage Securitisation PLC
0.031% due 12/14/2048	EUR	1,643	1,752
0.098% due 04/10/2048		4,627	4,936

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chase Mortgage Finance Trust
3.126% due 02/25/2037		$212	$213
Citigroup Commercial Mortgage Trust
2.192% due 07/15/2027		4,300	4,316
5.790% due 06/14/2050		83	83
Citigroup Mortgage Loan Trust, Inc.
2.990% due 03/25/2036 ^		134	128
3.040% due 05/25/2035		30	30
6.000% due 08/25/2037		4,014	3,148
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.256% due 07/15/2044		2,854	2,850
Commercial Mortgage Trust
1.737% due 12/10/2045 (a)		7,042	453
2.867% due 02/10/2048		5,000	3,889
3.424% due 03/10/2031		10,000	10,315
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		88	73
Countrywide Alternative Loan Trust
1.102% due 06/25/2036		6,425	5,405
1.122% due 04/25/2047		686	592
1.162% due 11/25/2036		9,801	8,789
1.172% due 09/25/2046 ^		4,331	3,377
1.296% due 11/20/2035		637	532
1.382% due 06/25/2036 ^		32	20
1.682% due 05/25/2036		343	186
2.038% due 08/25/2035		10,262	8,955
2.138% due 09/25/2035		932	839
3.087% due 05/25/2036		5,781	4,601
3.308% due 03/25/2047 ^		263	226
4.268% due 02/25/2035 (a)		850	24
5.968% due 10/25/2037 (a)		10,254	2,779
6.000% due 07/25/2036 ^		32,201	23,399
6.000% due 04/25/2037		7,274	5,690
6.000% due 04/25/2037 ^		1,649	1,261
6.000% due 07/25/2037		22,481	16,091
Countrywide Asset-Backed Certificates
1.222% due 04/25/2036		516	349
Countrywide Home Loan Mortgage Pass-Through Trust
1.642% due 02/25/2035		886	777
3.129% due 01/25/2036		155	141
3.155% due 08/25/2034 ^		1	1
3.196% due 03/25/2037 ^		1,249	892
3.218% due 11/19/2033		32	32
3.315% due 01/25/2036 ^		7,304	6,592
3.363% due 02/25/2047 ^		1,567	1,348
5.500% due 01/25/2035		439	445
5.750% due 05/25/2037 ^		49	41
6.000% due 01/25/2038		580	483
6.250% due 09/25/2037 ^		167	154
Countrywide Home Loan Reperforming REMIC Trust
7.500% due 06/25/2035 ^		1,370	1,408
Credit Suisse Mortgage Capital Certificates
3.171% due 09/27/2047		11,896	11,898
3.449% due 01/26/2047		8,314	6,144
4.791% due 05/27/2053		2,402	2,461
5.873% due 12/16/2049		36	36
6.365% due 10/26/2036		2,221	1,850
Deutsche ALT-A Securities, Inc.
1.132% due 03/25/2037 ^		2,480	2,049
1.282% due 09/25/2047 ^		43,032	35,510
Epic Drummond Ltd.
0.000% due 01/25/2022	EUR	3,546	3,729
Eurosail PLC
1.044% due 09/13/2045	GBP	9,463	11,793
1.114% due 09/13/2045		1,920	2,218
First Horizon Alternative Mortgage Securities Trust
3.284% due 07/25/2036		$326	297
First Horizon Mortgage Pass-Through Trust
2.971% due 08/25/2035		344	299
2.988% due 11/25/2035		71	65
Global Mortgage Securitization Ltd.
1.252% due 04/25/2032		1,822	1,739
GMAC Commercial Mortgage Securities, Inc.
5.044% due 12/10/2041 ^		10,305	10,567
GMAC Mortgage Corp. Loan Trust
3.746% due 05/25/2035		55	53

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	97

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Great Hall Mortgages PLC
1.282% due 06/18/2039		$964	$932
GS Mortgage Securities Corp. Trust
3.790% due 01/10/2031		4,967	4,907
4.067% due 02/10/2029		20,000	20,355
GS Mortgage Securities Trust
1.418% due 08/10/2043 (a)		59,885	2,298
5.949% due 08/10/2045		3,869	3,870
GSR Mortgage Loan Trust
6.250% due 08/25/2036 ^		1,306	960
HarborView Mortgage Loan Trust
1.168% due 01/19/2038		33,154	29,000
1.188% due 11/19/2036		13,642	10,806
1.288% due 08/19/2045		94	88
3.263% due 04/19/2034		249	247
HSI Asset Securitization Corp. Trust
1.792% due 07/25/2035		6,635	6,406
Hudson’s Bay Simon JV Trust
5.447% due 08/05/2034		10,000	9,693
Impac Secured Assets Trust
1.152% due 01/25/2037		5,361	4,954
1.262% due 08/25/2036		2,888	2,213
1.332% due 05/25/2036		84	76
IndyMac Mortgage Loan Trust
1.762% due 12/25/2034		595	494
3.031% due 08/25/2035		138	121
3.095% due 09/25/2036 ^		7,255	6,226
3.176% due 09/25/2036 ^		371	309
3.312% due 06/25/2037 ^		22,696	18,291
Infinity SoPRANo
0.000% due 11/05/2019	EUR	2,857	3,034
Jefferies Resecuritization Trust
3.024% due 02/26/2036		$1,232	1,218
6.875% due 06/25/2047		1,675	1,576
JPMorgan Alternative Loan Trust
1.142% due 09/25/2036		2,906	2,927
1.142% due 11/25/2036 ^		4,228	3,444
3.031% due 11/25/2036 ^		6,390	6,227
6.000% due 12/27/2036		5,442	4,432
JPMorgan Mortgage Trust
3.198% due 07/25/2035		21	21
3.561% due 04/25/2035		109	110
JPMorgan Resecuritization Trust
6.000% due 09/26/2036		11,791	9,515
La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046		9,464	9,498
La Hipotecaria Panamanian Mortgage Trust
3.008% due 11/24/2042		19,052	19,059
LB Commercial Mortgage Trust
5.517% due 07/15/2044		36	36
LB-UBS Commercial Mortgage Trust
0.709% due 02/15/2040 (a)		37,984	7
5.858% due 07/15/2040		1,259	1,262
Lehman Mortgage Trust
1.302% due 08/25/2036 ^		276	222
5.750% due 02/25/2037		8,488	7,383
Lehman XS Trust
1.102% due 08/25/2036 ^		518	430
1.882% due 08/25/2047		6,476	4,437
Luminent Mortgage Trust
1.212% due 05/25/2037 ^		79	64
Merrill Lynch Mortgage Investors Trust
1.784% due 10/25/2035		481	459
3.343% due 02/25/2036 ^		1,416	1,188
Mesdag Delta BV
0.000% due 01/25/2020	EUR	3,341	3,408
MODA SRL
1.151% due 08/22/2026		4,697	5,025
Morgan Stanley Bank of America Merrill Lynch Trust
1.037% due 12/15/2048 (a)		$8,928	419
Morgan Stanley Mortgage Loan Trust
1.252% due 09/25/2035		884	885
1.352% due 11/25/2035		3,628	3,529
1.882% due 02/25/2036 ^		706	612
3.293% due 09/25/2035 ^		176	126

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 10/25/2037		$1,383	$1,390
5.701% due 02/25/2047		3,564	2,470
Mortgage Equity Conversion Asset Trust
1.470% due 02/25/2042		4,281	3,686
1.480% due 01/25/2042		14,670	12,164
1.490% due 05/25/2042		4,932	4,240
MortgageIT Securities Corp. Mortgage Loan Trust
1.212% due 06/25/2047		6,542	5,520
New York Mortgage Trust
1.312% due 08/25/2035		1,178	1,095
RBSSP Resecuritization Trust
1.281% due 09/26/2034		319	306
6.000% due 06/26/2037		967	846
8.655% due 06/26/2037		764	587
Residential Accredit Loans, Inc. Trust
1.122% due 01/25/2037		8,940	7,417
1.182% due 10/25/2046		3,400	2,964
1.282% due 08/25/2035		355	286
1.332% due 08/25/2035 ^		1,920	1,401
1.382% due 10/25/2045		298	256
4.117% due 05/25/2035 ^		128	105
6.000% due 10/25/2034		491	514
8.000% due 04/25/2036 ^		420	392
Residential Asset Securitization Trust
6.250% due 08/25/2036		982	879
Residential Funding Mortgage Securities, Inc. Trust
4.525% due 04/25/2037		1,227	1,075
Royal Bank of Scotland Capital Funding Trust
5.695% due 09/16/2040		596	595
5.942% due 06/16/2049		1,690	1,687
6.101% due 12/16/2049		246	246
Rural Hipotecario Fondo De Titulizacion Hipotecaria
0.061% due 02/13/2033	EUR	425	452
Sandwell Commercial Finance PLC
0.737% due 09/30/2037	GBP	1,025	1,239
Sequoia Mortgage Trust
3.241% due 07/20/2037		$253	219
Sovereign Commercial Mortgage Securities Trust
6.095% due 07/22/2030		53	52
SRERS Funding Ltd.
1.104% due 05/09/2046		402	404
Structured Adjustable Rate Mortgage Loan Trust
3.255% due 08/25/2035		292	282
Structured Asset Mortgage Investments Trust
1.162% due 07/25/2046		134	111
1.172% due 07/25/2046 ^		8,823	6,911
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.274% due 09/25/2033		255	251
Theatre Hospitals PLC
3.357% due 10/15/2031	GBP	1,295	1,557
Thornburg Mortgage Securities Trust
1.882% due 03/25/2044		$74	71
Titan Europe Ltd.
0.000% due 04/23/2017	EUR	3,691	3,859
UBS-Barclays Commercial Mortgage Trust
0.172% due 08/10/2049 (a)		$178,586	2,163
Wachovia Bank Commercial Mortgage Trust
5.760% due 06/15/2049		1,567	1,566
WaMu Commercial Mortgage Securities Trust
4.321% due 03/23/2045		187	186
WaMu Mortgage Pass-Through Certificates Trust
1.372% due 10/25/2044		6,469	6,290
1.408% due 04/25/2047		1,945	1,602
1.722% due 11/25/2034		1,823	1,741
2.678% due 07/25/2037 ^		168	139
2.705% due 12/25/2036 ^		1,850	1,715
2.957% due 12/25/2035 ^		2,682	2,318
2.998% due 03/25/2037 ^		11,716	10,866
4.324% due 07/25/2037 ^		101	93
Washington Mutual Mortgage Pass-Through Certificates Trust
1.232% due 02/25/2036		529	441
1.338% due 01/25/2047		3,565	2,619
4.411% due 09/25/2036 ^		7,638	4,038
5.750% due 11/25/2035 ^		1,815	1,658

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Alternative Loan Trust
1.522% due 03/25/2037 ^		$1,413	$1,106
Wells Fargo Mortgage-Backed Securities Trust
1.482% due 06/25/2037 ^		260	223
3.074% due 03/25/2036		756	754
3.096% due 04/25/2036 ^		229	229
3.101% due 05/25/2036 ^		108	104
3.102% due 02/25/2035		20	20
3.103% due 01/25/2035		129	128
3.158% due 08/25/2033		25	26
6.000% due 09/25/2036 ^		39	38
Windermere CMBS Ltd.
0.121% due 04/22/2018	EUR	621	648

Total Non-Agency Mortgage-Backed Securities (Cost $586,343)			605,296

ASSET-BACKED SECURITIES 39.5%
Accredited Mortgage Loan Trust
1.112% due 02/25/2037		$831	817
1.260% due 09/25/2035		3,405	3,008
ACE Securities Corp. Home Equity Loan Trust
1.282% due 02/25/2036		3,311	3,140
1.597% due 12/25/2035		17,261	15,413
1.662% due 09/25/2035		4,756	4,134
1.957% due 11/25/2033		1,527	1,478
2.152% due 02/25/2035		19,953	18,547
Aegis Asset-Backed Securities Trust
1.682% due 03/25/2035		7,050	6,229
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
2.812% due 12/25/2034		2,995	2,576
Allegro CLO Ltd.
2.218% due 01/30/2026		7,600	7,609
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.432% due 07/25/2035		6,400	6,162
1.452% due 05/25/2035		5,000	4,866
1.897% due 01/25/2035		5,152	4,598
Ares CLO Ltd.
1.243% due 04/16/2021		1,407	1,408
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.772% due 10/25/2033		1,577	1,516
Asset-Backed Funding Certificates Trust
1.602% due 04/25/2034		2,908	2,882
2.232% due 06/25/2034		2,180	2,108
Asset-Backed Securities Corp. Home Equity Loan Trust
1.702% due 06/25/2035		1,223	1,202
1.942% due 11/25/2033		2,666	2,469
Babson CLO Ltd.
0.000% due 10/17/2026 (c)		4,500	4,506
2.299% due 01/15/2026		5,900	5,922
Ballyrock CLO Ltd.
2.232% due 05/20/2025		300	300
Bear Stearns Asset-Backed Securities Trust
1.132% due 11/25/2036		5,937	5,156
1.182% due 12/25/2036		8,743	8,387
1.182% due 04/25/2037 ^		3,898	4,255
1.482% due 12/25/2035		400	383
BlueMountain CLO Ltd.
2.275% due 04/30/2026		6,200	6,225
Bridgeport CLO Ltd.
1.382% due 06/18/2021		400	400
Business Loan Express Business Loan Trust
1.272% due 09/25/2038		4,525	3,973
Carlyle Global Market Strategies CLO Ltd.
2.187% due 07/27/2026		4,300	4,305
2.289% due 05/15/2025		19,900	19,924
Carrington Mortgage Loan Trust
1.202% due 12/25/2036		11,809	7,847
Cent CLO Ltd.
0.000% due 07/27/2026		6,900	6,906
2.369% due 10/29/2025		2,400	2,403

98	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Centerline REIT, Inc.
5.544% due 09/21/2045		$2,788	$2,797
Centex Home Equity Loan Trust
3.735% due 02/25/2032		986	1,001
Chapel BV
0.332% due 11/17/2064	EUR	3,075	3,248
CIFC Funding Ltd.
2.063% due 10/24/2025		$7,100	7,102
2.235% due 05/24/2026		8,200	8,203
2.239% due 01/29/2025		9,500	9,506
2.377% due 10/17/2026		12,900	12,930
Citigroup Mortgage Loan Trust, Inc.
1.112% due 08/25/2036		23,059	22,027
1.132% due 12/25/2036		4,363	2,324
1.142% due 09/25/2036		703	532
1.162% due 01/25/2037		4,501	2,963
1.242% due 07/25/2045		9,730	7,037
1.282% due 10/25/2036		11,023	7,963
1.392% due 10/25/2035		1,700	1,638
1.432% due 10/25/2035		4,229	3,879
Countrywide Asset-Backed Certificates
1.112% due 12/25/2036 ^		1,722	1,707
1.122% due 06/25/2037		2,887	2,400
1.122% due 07/25/2037 ^		4,240	3,672
1.122% due 06/25/2047		3,932	3,244
1.132% due 05/25/2037		7,476	7,128
1.162% due 06/25/2047		197	190
1.182% due 04/25/2036		99	99
1.182% due 09/25/2047		1,720	1,280
1.202% due 09/25/2037 ^		1,221	1,010
1.202% due 09/25/2047		4,400	3,940
1.282% due 07/25/2036		294	284
1.462% due 01/25/2036		900	894
1.612% due 02/25/2036		8,759	8,518
1.702% due 01/25/2036		10,300	8,920
1.942% due 08/25/2035		3,693	3,608
Countrywide Asset-Backed Certificates Trust
1.142% due 03/25/2037		1,380	1,345
1.222% due 03/25/2037		21,060	16,730
1.222% due 10/25/2046		10,000	8,726
1.242% due 09/25/2046		3,100	2,378
1.782% due 08/25/2047		379	365
1.882% due 10/25/2034		1,502	1,452
Credit Suisse Mortgage Capital Mortgage-Backed Trust
4.500% due 03/25/2021		2,600	2,608
Credit-Based Asset Servicing and Securitization LLC
0.898% due 07/25/2037		197	125
1.042% due 11/25/2036		2,302	1,336
1.927% due 04/25/2036		10,634	9,358
6.250% due 10/25/2036		1,100	1,131
CSAB Mortgage-Backed Trust
6.000% due 11/25/2036 ^		80	31
Dekania Europe CDO PLC
0.287% due 09/07/2035	EUR	13,000	12,759
Dryden Senior Loan Fund
2.223% due 01/15/2025		$13,400	13,416
2.289% due 11/15/2025		28,300	28,346
Ellington Loan Acquisition Trust
2.032% due 05/25/2037		4,818	4,384
EMC Mortgage Loan Trust
1.321% due 08/25/2040		1,270	1,187
Equifirst Loan Securitization Trust
1.172% due 04/25/2037		12,298	10,623
Faxtor ABS BV
0.659% due 07/25/2094	EUR	3,147	3,319
First Franklin Mortgage Loan Trust
1.142% due 04/25/2036		$6,746	6,177
1.482% due 12/25/2035		6,100	4,550
1.492% due 09/25/2035		95	95
1.792% due 04/25/2035		3,012	2,899
Flatiron CLO Ltd.
2.018% due 07/17/2026		6,000	6,009
2.190% due 01/17/2026		7,000	7,004
2.247% due 10/25/2024		9,661	9,660
Fortress Credit BSL Ltd.
2.205% due 01/19/2025		1,100	1,104

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fraser Sullivan CLO Ltd.
2.105% due 04/20/2023		$1,910	$1,910
Fremont Home Loan Trust
1.142% due 05/25/2036		21,654	13,058
1.912% due 04/25/2035		10,657	8,908
Grayson CLO Ltd.
1.279% due 11/01/2021		500	501
GSAA Home Equity Trust
1.212% due 04/25/2047		9,131	6,094
6.000% due 08/25/2047		1,695	1,569
GSAA Trust
1.282% due 05/25/2047		980	773
GSAMP Trust
1.102% due 12/25/2036		1,134	630
Harbourmaster Pro-Rata CLO BV
0.033% due 10/15/2022	EUR	6,683	7,128
Home Equity Asset Trust
1.452% due 01/25/2036		$16,000	13,609
House of Europe Funding PLC
0.000% due 12/15/2090	EUR	10,593	11,205
HSI Asset Securitization Corp. Trust
1.132% due 12/25/2036		$8,491	6,478
1.372% due 11/25/2035		1,700	1,435
IndyMac Mortgage Loan Trust
1.052% due 07/25/2036		13,260	5,883
JPMorgan Mortgage Acquisition Trust
1.132% due 03/25/2037		1,373	1,374
1.142% due 05/25/2036		4,214	4,155
1.152% due 04/25/2036		6,626	6,442
KVK CLO Ltd.
0.000% due 01/15/2026		7,700	7,706
LCM LP
2.285% due 10/19/2022		7,702	7,728
Lehman XS Trust
1.152% due 01/25/2037		385	357
Lockwood Grove CLO Ltd.
2.508% due 04/25/2025		5,650	5,647
Long Beach Mortgage Loan Trust
1.127% due 07/25/2036		28,017	19,341
1.132% due 05/25/2036		2,360	1,478
1.777% due 06/25/2034		172	168
1.882% due 06/25/2035		12,800	12,409
Long Fellow Place CLO Ltd.
2.139% due 01/15/2024		28,600	28,597
Madison Park Funding Ltd.
1.988% due 01/19/2025		6,600	6,597
2.275% due 07/20/2026		19,900	19,940
MASTR Asset-Backed Securities Trust
1.132% due 06/25/2036		10,636	5,692
1.142% due 10/25/2036		3,468	2,211
1.212% due 01/25/2037		13,286	5,425
1.222% due 10/25/2036		8,703	6,924
1.657% due 10/25/2035		321	319
Merrill Lynch Mortgage Investors Trust
1.092% due 08/25/2037		755	446
1.502% due 06/25/2035		905	880
1.702% due 06/25/2035		681	628
Morgan Stanley ABS Capital, Inc. Trust
1.912% due 07/25/2034		688	678
2.032% due 04/25/2035		200	151
2.882% due 02/25/2047		5,802	4,962
Morgan Stanley IXIS Real Estate Capital Trust
1.132% due 11/25/2036		17,257	8,422
Morgan Stanley Mortgage Loan Trust
1.222% due 04/25/2037		2,376	1,134
5.726% due 10/25/2036 ^		3,710	2,027
National Collegiate Student Loan Trust
1.112% due 06/26/2028		1,035	1,024
1.262% due 04/25/2029		278	278
1.533% due 06/25/2029		3,904	3,854
Navient Private Education Loan Trust
3.250% due 05/15/2040		7,500	7,453
Navient Student Loan Trust
2.132% due 03/25/2066		4,004	4,049

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nelder Grove CLO Ltd.
2.300% due 08/28/2026		$7,800	$7,809
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.392% due 02/25/2036		2,500	2,456
Northwoods Capital Ltd.
0.000% due 11/04/2025 (c)		1,800	1,800
NovaStar Mortgage Funding Trust
3.082% due 12/25/2034		5,712	5,632
Oaktree CLO Ltd.
2.250% due 10/20/2026		4,100	4,103
Option One Mortgage Loan Trust
1.172% due 01/25/2036		1,434	1,410
1.482% due 08/25/2032		866	831
Option One Mortgage Loan Trust Asset-Backed Certificates
1.622% due 07/25/2033		958	901
Ownit Mortgage Loan Trust
1.912% due 03/25/2036		985	982
OZLM Funding Ltd.
2.673% due 01/17/2026		7,400	7,410
OZLM Ltd.
2.299% due 04/17/2026		6,500	6,500
Pallas CDO BV
0.024% due 07/16/2082	EUR	18,491	18,660
Pangaea ABS SPV
0.019% due 12/28/2096		6,253	6,447
Panther CDO BV
0.027% due 03/20/2084		852	905
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.002% due 10/25/2034		$8,454	8,271
2.107% due 10/25/2034		21,500	18,791
2.857% due 09/25/2034		667	643
Pinnacle Park CLO Ltd.
2.211% due 04/15/2026		8,500	8,519
RAAC Trust
1.282% due 06/25/2044		91	76
1.682% due 03/25/2034		332	317
Race Point CLO Ltd.
2.238% due 11/08/2024		16,263	16,282
Residential Asset Mortgage Products Trust
1.142% due 02/25/2037		2,193	2,158
Residential Asset Securities Corp. Trust
1.132% due 07/25/2036		8,125	7,185
1.232% due 04/25/2037		310	299
RMF Euro CDO PLC
0.132% due 07/18/2023	EUR	265	283
Saxon Asset Securities Trust
1.482% due 11/25/2035		$9,000	7,622
Securitized Asset-Backed Receivables LLC Trust
1.957% due 03/25/2035		417	406
SG Mortgage Securities Trust
1.412% due 10/25/2035		3,000	2,903
Shackleton CLO Ltd.
2.240% due 10/20/2023		10,276	10,288
SLM Student Loan Trust
0.220% due 12/15/2033	EUR	1,839	1,864
0.223% due 07/25/2039		880	859
Specialty Underwriting & Residential Finance Trust
1.132% due 09/25/2037		$2,281	1,399
1.132% due 11/25/2037		1,057	693
1.332% due 03/25/2037		708	391
Staniford Street CLO Ltd.
2.311% due 06/15/2025		2,300	2,300
Stanwich Mortgage Loan Co.
3.844% due 10/16/2046		5,473	5,479
Structured Asset Investment Loan Trust
1.154% due 07/25/2036		2,713	1,749
Structured Asset Securities Corp. Mortgage Loan Trust
1.117% due 07/25/2036		1,736	1,638
1.142% due 03/25/2036		1,688	1,658

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	99

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Symphony CLO Ltd.
2.285% due 07/14/2026	$25,800	$25,839
THL Credit Wind River CLO Ltd.
2.290% due 04/18/2026	1,150	1,151
Tropic CDO Ltd.
1.343% due 07/15/2036	16,278	12,290
1.773% due 04/15/2034	2,833	2,323
U.S. Capital Funding Ltd.
1.290% due 10/10/2040	1,110	888
U.S. Residential Opportunity Fund Trust
3.598% due 10/27/2036	7,455	7,463
Venture CLO Ltd.
2.080% due 07/20/2022	8,459	8,469
Vericrest Opportunity Loan Trust
3.375% due 10/25/2058	359	359
Vibrant CLO Ltd.
2.363% due 07/17/2024	18,967	19,030
VOLT LLC
3.375% due 02/25/2055	1,330	1,329
3.500% due 06/26/2045	6,363	6,403
3.875% due 09/25/2045	3,477	3,510
3.875% due 04/25/2055	166	167
4.000% due 05/25/2046	1,097	1,109
4.250% due 03/26/2046	1,438	1,452
4.250% due 04/25/2046	13,247	13,413

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Voya CLO Ltd.
2.320% due 10/15/2022	$4,790	$4,806
Wells Fargo Home Equity Asset-Backed Securities Trust
1.562% due 03/25/2035	500	487
WhiteHorse Ltd.
2.235% due 02/03/2025	13,300	13,306
Wrightwood Capital Real Estate CDO Ltd.
1.372% due 11/21/2040	364	365

Total Asset-Backed Securities (Cost $995,868)		1,017,970

SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (f) 0.0%
		597

U.S. TREASURY BILLS 1.0%
0.607% due 04/20/2017 - 04/27/2017 (d)(e)(j)	24,349	24,339

Total Short-Term Instruments (Cost $24,937)		24,936

Total Investments in Securities (Cost $4,116,933)		4,159,569

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 13.4%

SHORT-TERM INSTRUMENTS 13.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.4%
PIMCO Short-Term Floating NAV Portfolio III	34,998,550	$345,996

Total Short-Term Instruments (Cost $345,983)		345,996

Total Investments in Affiliates (Cost $345,983)		345,996

Total Investments 174.9% (Cost $4,462,916)		$4,505,565

Financial Derivative Instruments (h)(i) (0.2)% (Cost or Premiums, net $(9,950))		(5,135)

Other Assets and Liabilities, net (74.7)%		(1,924,071)

Net Assets 100.0%		$2,576,359

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$597	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(611)	$597	$597

Total Repurchase Agreements						$(611)	$597	$597

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOS	1.060%	03/16/2017	04/19/2017	$(7,143)	$(7,147)
GSC	1.050	03/13/2017	04/12/2017	(10,923)	(10,930)
	1.070	03/17/2017	04/17/2017	(72,819)	(72,856)
JPS	1.050	03/01/2017	04/12/2017	(29,404)	(29,432)
NOM	0.850	01/18/2017	04/18/2017	(27,133)	(27,181)
	0.850	02/13/2017	04/18/2017	(27,635)	(27,667)
RDR	0.850	03/13/2017	04/11/2017	(99,500)	(99,549)
	1.000	03/13/2017	04/12/2017	(36,037)	(36,058)

Total Reverse Repurchase Agreements					$(310,820)

100	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BPG	0.920%	03/08/2017	04/07/2017	$(2,554)	$(2,556)
GSC	0.790	03/01/2017	04/03/2017	(269,453)	(269,648)
	0.850	03/29/2017	04/05/2017	(5,444)	(5,445)
	0.870	03/02/2017	04/03/2017	(114,628)	(114,717)
	0.900	03/30/2017	04/03/2017	(1,883)	(1,883)
	1.000	03/17/2017	04/07/2017	(4,603)	(4,605)
MSC	0.820	01/06/2017	04/06/2017	(1,838)	(1,842)
	1.060	03/17/2017	04/07/2017	(11,316)	(11,322)
NOM	0.750	03/02/2017	04/13/2017	(102,665)	(102,733)
	0.750	03/23/2017	04/06/2017	(89,653)	(89,673)
	0.870	03/09/2017	04/10/2017	(43,856)	(43,882)
TDM	0.730	01/09/2017	04/10/2017	(3,955)	(3,962)
	0.730	01/12/2017	04/12/2017	(8,424)	(8,437)
	0.750	02/16/2017	04/17/2017	(54,100)	(54,152)
	0.760	01/13/2017	04/13/2017	(8,039)	(8,053)

Total Sale-Buyback Transactions					$(722,910)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	3.000%	04/01/2047	$21,000	$(20,792)	$(20,828)
Fannie Mae, TBA	3.500	04/01/2047	191,500	(195,427)	(195,913)
Fannie Mae, TBA	3.500	05/01/2047	41,500	(42,304)	(42,366)
Fannie Mae, TBA	4.000	05/01/2047	96,000	(100,374)	(100,507)
Fannie Mae, TBA	4.500	05/01/2047	96,000	(102,714)	(102,795)
Ginnie Mae, TBA	3.000	04/01/2047	138,500	(138,795)	(139,723)

Total Short Sales				$(600,406)	$(602,132)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(g)	Securities with an aggregate market value of $1,046,441 and cash of $650 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(7,147)	$0	$(7,147)	$7,456	$309
GSC	0	(83,786)	0	(83,786)	86,363	2,577
JPS	0	(29,432)	0	(29,432)	34,738	5,306
NOM	0	(54,848)	0	(54,848)	56,727	1,879
RDR	0	(135,607)	0	(135,607)	136,727	1,120
SSB	597	0	0	597	(611)	(14)

Master Securities Forward Transaction Agreement
BPG	0	0	(2,556)	(2,556)	2,576	20
GSC	0	0	(396,298)	(396,298)	395,321	(977)
MSC	0	0	(13,164)	(13,164)	13,227	63
NOM	0	0	(236,288)	(236,288)	235,592	(696)
TDM	0	0	(74,604)	(74,604)	74,486	(118)

Total Borrowings and Other Financing Transactions	$597	$(310,820)	$(722,910)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	101

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(211,271)	$0	$0	$(211,271)
U.S. Treasury Obligations	0	(99,549)	0	0	(99,549)

Total	$0	$(310,820)	$0	$0	$(310,820)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(722,910)	0	0	(722,910)

Total	$0	$(722,910)	$0	$0	$(722,910)

Total Borrowings	$0	$(1,033,730)	$0	$0	$(1,033,730)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(1,033,730)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(641,204) at a weighted average interest rate of 0.560%.
(4)	Payable for sale-buyback transactions includes $(56) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	Long	06/2017	375	$125	$82	$0

Total Futures Contracts				$125	$82	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	1.850%	05/18/2017	$51,700	$349	$251	$1	$0
Receive	3-Month USD-LIBOR	1.750	12/16/2018	168,700	1,329	(329)	36	0
Pay	3-Month USD-LIBOR	1.750	12/21/2023	36,900	(926)	(1,983)	47	0
Receive	3-Month USD-LIBOR	2.400	06/30/2025	56,500	(694)	778	0	(91)
Receive	3-Month USD-LIBOR	2.220	07/09/2025	70,000	346	(1,120)	0	(115)
Receive	3-Month USD-LIBOR	2.500	09/18/2025	80,000	(1,071)	(375)	0	(134)
Receive	3-Month USD-LIBOR	1.923	03/04/2026	57,000	2,001	2,300	0	(100)
Receive	3-Month USD-LIBOR	2.000	03/23/2026	48,100	1,425	1,680	0	(83)
Pay	3-Month USD-LIBOR	2.250	12/21/2046	26,480	2,398	234	0	(43)
Receive(1)	3-Month USD-LIBOR	1.750	06/21/2047	3,250	(676)	7	7	0

					$4,481	$1,443	$91	$(566)

Total Swap Agreements					$4,481	$1,443	$91	$(566)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

Cash of $10,431 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$82	$91	$173	$0	$0	$(566)	$(566)

(1)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

102	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	04/2017	EUR	78,379		$83,294	$0	$(321)
CBK	04/2017		16,870		17,934	0	(62)
	04/2017		$2,548	EUR	2,357	0	(33)
GLM	04/2017		20,988	GBP	16,891	174	0
	05/2017	GBP	16,891		$21,003	0	(174)
JPM	04/2017		$4,343	EUR	4,045	0	(28)
MSB	04/2017	GBP	20,620		$25,860	26	0
SCX	04/2017		$95,377	EUR	88,847	0	(595)
	04/2017		4,526	GBP	3,729	146	0
	05/2017	EUR	88,847		$95,498	596	0

Total Forward Foreign Currency Contracts						$942	$(1,213)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.630%	03/12/2018	$ 2,495,000	$1,161	$488
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.650	05/15/2017	25,700	226	59
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.850	06/02/2017	253,400	2,268	292
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.050	09/05/2017	234,000	2,449	10,302
DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.550	05/15/2017	275,000	3,107	1,238
GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.650	05/15/2017	250,000	2,275	576
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	02/05/2018	965,000	965	423
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.650	05/15/2017	148,800	1,309	343
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/28/2017	1,041,700	594	156

							$14,354	$13,877

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
BRC	Call - OTC 1-Year Interest Rate Floor(1)	0.150%	3-Month USD-LIBOR	11/28/2017	$1,000,000	$900	$456
CBK	Call - OTC 1-Year Interest Rate Floor(1)	0.150	3-Month USD-LIBOR	11/28/2017	1,000,000	850	456

						$1,750	$912

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 04/01/2047	$	71.000	04/05/2017	$28,000	$1	$0
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047		76.000	04/05/2017	40,000	2	0
JPM	Put - OTC Fannie Mae, TBA 3.000% due 05/01/2047		68.000	05/04/2017	340,000	13	0
	Call - OTC Fannie Mae, TBA 3.500% due 06/01/2047		123.000	06/06/2017	105,000	4	4
	Put - OTC Fannie Mae, TBA 4.500% due 05/01/2047		72.000	05/04/2017	98,000	4	0
	Put - OTC Ginnie Mae, TBA 4.000% due 06/01/2047		73.000	06/06/2017	27,000	1	0

						$25	$4

Total Purchased Options						$16,129	$14,793

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100%	05/15/2017	$ 275,000	$ (784)	$(15)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	103

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Call - OTC 1-Year Interest Rate Floor(1)	0.040%	3-Month USD-LIBOR	11/28/2017	$2,000,000	$(1,040)	$(381)
CBK	Call - OTC 1-Year Interest Rate Floor(1)	0.040	3-Month USD-LIBOR	11/28/2017	2,000,000	(860)	(381)

						$(1,900)	$(762)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047	$102.117	04/05/2017	$24,500	$(73)	$(22)
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047	102.344	04/05/2017	2,000	(5)	(4)
FAR	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2047	102.172	04/05/2017	35,000	(115)	(87)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047	101.750	05/04/2017	37,000	(101)	(263)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047	102.063	05/04/2017	27,000	(84)	(143)
	Call - OTC Fannie Mae, TBA 4.000% due 04/01/2047	105.465	04/05/2017	15,000	(19)	(1)
FBF	Call - OTC Fannie Mae, TBA 3.000% due 05/01/2047	99.898	05/04/2017	24,000	(63)	(55)
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047	100.543	04/05/2017	49,500	(118)	0
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2047	101.359	04/05/2017	58,500	(126)	(559)
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2047	101.531	04/05/2017	5,000	(18)	(39)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	100.641	05/04/2017	6,500	(27)	(6)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	101.164	05/04/2017	11,000	(45)	(20)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047	101.336	05/04/2017	35,500	(162)	(354)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047	101.773	05/04/2017	17,000	(45)	(119)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047	103.164	05/04/2017	11,000	(38)	(14)
JPM	Put - OTC Fannie Mae, TBA 3.000% due 04/01/2047	96.820	04/05/2017	12,000	(25)	0
	Call - OTC Fannie Mae, TBA 3.000% due 04/01/2047	98.430	04/05/2017	15,500	(89)	(120)
	Call - OTC Fannie Mae, TBA 3.000% due 04/01/2047	98.520	04/05/2017	13,000	(76)	(90)
	Call - OTC Fannie Mae, TBA 3.000% due 04/01/2047	98.813	04/05/2017	41,000	(150)	(181)
	Call - OTC Fannie Mae, TBA 3.000% due 04/01/2047	98.820	04/05/2017	22,500	(49)	(98)
	Call - OTC Fannie Mae, TBA 3.000% due 05/01/2047	99.406	05/04/2017	68,500	(292)	(269)
	Call - OTC Fannie Mae, TBA 3.000% due 05/01/2047	99.887	05/04/2017	2,500	(7)	(6)
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047	100.547	04/05/2017	12,000	(26)	0
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2047	101.844	04/05/2017	42,500	(68)	(212)
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2047	102.078	04/05/2017	22,500	(33)	(70)
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2047	102.098	04/05/2017	12,000	(38)	(36)
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2047	102.188	04/05/2017	38,000	(119)	(91)
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047	102.320	04/05/2017	29,500	(69)	(50)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	100.656	05/04/2017	6,000	(26)	(6)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047	101.844	05/04/2017	16,500	(62)	(108)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047	102.406	05/04/2017	47,000	(136)	(172)
	Call - OTC Fannie Mae, TBA 4.000% due 04/01/2047	104.555	04/05/2017	12,000	(20)	(46)
	Call - OTC Fannie Mae, TBA 4.000% due 05/01/2047	104.336	05/04/2017	12,000	(40)	(73)

					$(2,364)	$(3,314)

Total Written Options					$(5,048)	$(4,091)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	0	375	0	(3)	(372)	0
Notional Amount in $	$122,000	$8,186,250	$(403,500)	$(2,202,000)	$(644,250)	$5,058,500
Premiums	$(224)	$(16,514)	$4,571	$5,359	$1,760	$(5,048)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(2)

Counterparty	Reference Obligation	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
							Asset	Liability
GST	Auto Loan ABS 2017 2.25-100% due 10/20/2022	0.600%	10/20/2022	$ 16,834	$ 0	$(3)	$ 0	$(3)

104	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
							Asset	Liability
BOA	ABX.HE.AA.6-1 Index	0.320%	07/25/2045	$6,069	$ (2,094)	$1,120	$0	$(974)
	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	13,018	(2,840)	1,247	0	(1,593)
BRC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	936	(207)	92	0	(115)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	25,000	(1,384)	1,047	0	(337)
CBK	CMBX.NA.AAA.4 Index	0.350	02/17/2051	769	(35)	35	0	0
DUB	CMBX.NA.AAA.9 Index	0.500	09/17/2058	2,000	(108)	65	0	(43)
FBF	CMBX.NA.AAA.4 Index	0.350	02/17/2051	73	(4)	4	0	0
	CMBX.NA.AAA.6 Index	0.500	05/11/2063	44,029	(971)	949	0	(22)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047	20,000	(608)	488	0	(120)
	CMBX.NA.BBB-.8 Index	3.000	10/17/2057	2,300	(360)	(19)	0	(379)
GST	CMBX.NA.A.6 Index	2.000	05/11/2063	26,400	(1,343)	(12)	0	(1,355)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051	256	(12)	12	0	0
	CMBX.NA.AAA.7 Index	0.500	01/17/2047	800	(38)	33	0	(5)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	7,300	(381)	283	0	(98)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	300	(13)	7	0	(6)
JPS	CMBX.NA.AAA.9 Index	0.500	09/17/2058	2,000	(108)	65	0	(43)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	1,600	(166)	(21)	0	(187)
MEI	CMBX.NA.BBB-.10 Index	3.000	11/17/2059	800	(76)	(5)	0	(81)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	6,000	(131)	(632)	0	(763)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	5,000	(153)	(300)	0	(453)
	CMBX.NA.BBB-.8 Index	3.000	10/17/2057	21,000	(1,609)	(1,853)	0	(3,462)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	800	(84)	(9)	0	(93)
MYC	CMBX.NA.AAA.7 Index	0.500	01/17/2047	50,000	(1,889)	1,589	0	(300)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	15,000	(1,431)	1,110	0	(321)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	21,300	(3,175)	687	0	(2,488)
SAL	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	7,795	(1,528)	574	0	(954)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	10,000	(283)	(623)	0	(906)

					$(21,031)	$5,933	$0	$(15,098)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
JPS	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.738%	06/15/2017	$ 90,000	$0	$16	$16	$0
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.748	06/15/2017	90,000	0	7	7	0
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.760	07/13/2017	255,000	0	(17)	0	(17)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.752	08/14/2017	130,000	0	(1)	0	(1)
SAL	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.760	06/15/2017	1,370,000	0	(67)	0	(67)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.755	09/13/2017	500,000	0	(39)	0	(39)

						$0	$(101)	$23	$(124)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	IOS.FN.650.67 Index	N/A	1-Month USD-LIBOR	01/12/2038	$ 24,920	$0	$41	$41	$0
	Receive	IOS.FN.550.08 Index	N/A	1-Month USD-LIBOR	01/12/2039	6,045	0	20	20	0
	Receive	IOS.FN.600.08 Index	N/A	1-Month USD-LIBOR	01/12/2039	4,308	0	4	4	0
	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	869	0	(2)	0	(2)
GST	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	23,532	0	(69)	0	(69)
SAL	Receive	IOS.FN.550.08 Index	N/A	1-Month USD-LIBOR	01/12/2039	8,803	0	29	29	0
	Receive	IOS.FN.600.08 Index	N/A	1-Month USD-LIBOR	01/12/2039	6,703	0	6	6	0

							$0	$29	$100	$(71)

Total Swap Agreements							$(21,031)	$5,858	$123	$(15,296)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	105

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(j)	Securities with an aggregate market value of $21,596 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$0	$0	$0	$0	$(2,567)	$(2,567)	$(2,567)	$2,690	$123
BPS	0	0	0	0	(321)	0	0	(321)	(321)	1,135	814
BRC	0	456	0	456	0	(381)	(452)	(833)	(377)	579	202
CBK	0	11,597	0	11,597	(95)	(381)	0	(476)	11,121	(11,941)	(820)
DUB	0	1,238	65	1,303	0	(41)	(45)	(86)	1,217	(4,077)	(2,860)
FAR	0	0	0	0	0	(494)	0	(494)	(494)	580	86
FBF	0	0	0	0	0	(1,166)	(521)	(1,687)	(1,687)	1,741	54
GLM	174	576	0	750	(174)	0	0	(174)	576	(780)	(204)
GST	0	0	0	0	0	0	(1,536)	(1,536)	(1,536)	3,154	1,618
JPM	0	4	0	4	(28)	(1,628)	0	(1,656)	(1,652)	1,288	(364)
JPS	0	0	23	23	0	0	(248)	(248)	(225)	(26)	(251)
MEI	0	0	0	0	0	0	(4,852)	(4,852)	(4,852)	4,734	(118)
MSB	26	0	0	26	0	0	0	0	26	(30)	(4)
MYC	0	766	0	766	0	0	(3,109)	(3,109)	(2,343)	720	(1,623)
RYL	0	156	0	156	0	0	0	0	156	(378)	(222)
SAL	0	0	35	35	0	0	(1,966)	(1,966)	(1,931)	1,593	(338)
SCX	742	0	0	742	(595)	0	0	(595)	147	0	147

Total Over the Counter	$942	$14,793	$123	$15,858	$(1,213)	$(4,091)	$(15,296)	$(20,600)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$82	$82
Swap Agreements	0	0	0	0	91	91

	$0	$0	$0	$0	$173	$173

106	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$942	$0	$942
Purchased Options	0	0	0	0	14,793	14,793
Swap Agreements	0	0	0	0	123	123

	$0	$0	$0	$942	$14,916	$15,858

	$0	$0	$0	$942	$15,089	$16,031

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$566	$566

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,213	$0	$1,213
Written Options	0	0	0	0	4,091	4,091
Swap Agreements	0	15,101	0	0	195	15,296

	$0	$15,101	$0	$1,213	$4,286	$20,600

	$0	$15,101	$0	$1,213	$4,852	$21,166

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	2,437	2,437
Swap Agreements	0	0	0	0	(6,850)	(6,850)

	$0	$0	$0	$0	$(4,412)	$(4,412)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,927	$0	$10,927
Purchased Options	0	0	0	0	(9,736)	(9,736)
Written Options	0	0	0	0	4,730	4,730
Swap Agreements	0	3,168	0	0	503	3,671

	$0	$3,168	$0	$10,927	$(4,503)	$9,592

	$0	$3,168	$0	$10,927	$(8,915)	$5,180

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$386	$386
Swap Agreements	0	0	0	0	20,090	20,090

	$0	$0	$0	$0	$20,476	$20,476

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,868	$0	$6,868
Purchased Options	0	0	0	0	10,024	10,024
Written Options	0	0	0	0	841	841
Swap Agreements	0	8,530	0	0	175	8,705

	$0	$8,530	$0	$6,868	$11,040	$26,438

	$0	$8,530	$0	$6,868	$31,516	$46,914

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	107

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$31,046	$0	$31,046
U.S. Government Agencies	0	1,579,489	0	1,579,489
U.S. Treasury Obligations	0	900,832	0	900,832
Non-Agency Mortgage-Backed Securities	0	556,612	48,684	605,296
Asset-Backed Securities	0	1,016,170	1,800	1,017,970
Short-Term Instruments
Repurchase Agreements	0	597	0	597
U.S. Treasury Bills	0	24,339	0	24,339

	$0	$4,109,085	$50,484	$4,159,569

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$345,996	$0	$0	$345,996

Total Investments	$345,996	$4,109,085	$50,484	$4,505,565

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(602,132)	$0	$(602,132)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	82	91	0	173
Over the counter	4	15,854	0	15,858

	$86	$15,945	$0	$16,031

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(566)	0	(566)
Over the counter	0	(20,597)	(3)	(20,600)

	$0	$(21,163)	$(3)	$(21,166)

Total Financial Derivative Instruments	$86	$(5,218)	$(3)	$(5,135)

Totals	$346,082	$3,501,735	$50,481	$3,898,298

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases(1)	Net Sales(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017(2)
Investments in Securities, at Value
U.S. Government Agencies	$18,102	$0	$(16,210)	$(293)	$0	$(82)	$0	$(1,517)	$0	$0
Non-Agency Mortgage-Backed Securities	44,418	11,805	(7,158)	119	745	(1,245)	0	0	48,684	(996)
Asset-Backed Securities	2,002	1,800	(562)	0	1	11	0	(1,452)	1,800	0

	$64,522	$13,605	$(23,930)	$(174)	$746	$(1,316)	$0	$(2,969)	$50,484	$(996)

Financial Derivative Instruments - Assets
Over the counter	$0	$0	$(2,334)	$0	$2,333	$(2)	$0	$0	$(3)	$1

Totals	$64,522	$13,605	$(26,264)	$(174)	$3,079	$(1,318)	$0	$(2,969)	$50,481	$(995)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$28,557	Proxy Pricing	Base Price	100.000-100.375
	20,127	Third Party Vendor	Broker Quote	82.921-99.841
Asset-Backed Securities	1,800	Proxy Pricing	Base Price	100.000

Financial Derivative Instruments - Assets
Over the counter	(3)	Indicative Market Quotation	Broker Quote	-

Total	$50,481

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

108	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund II

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 136.4%

CORPORATE BONDS & NOTES 23.1%

BANKING & FINANCE 11.9%
Air Lease Corp.
3.375% due 06/01/2021	$1,500	$1,530
Alexandria Real Estate Equities, Inc.
3.950% due 01/15/2027	1,500	1,502
American Tower Corp.
3.375% due 10/15/2026	1,000	955
Bank of America Corp.
6.400% due 08/28/2017	1,530	1,560
Bank of America N.A.
6.000% due 10/15/2036	1,500	1,849
Bank One Capital
8.750% due 09/01/2030	1,100	1,600
Bear Stearns Cos. LLC
6.400% due 10/02/2017	400	410
7.250% due 02/01/2018	2,200	2,300
BGC Partners, Inc.
5.125% due 05/27/2021	1,500	1,567
Capital One N.A.
2.192% due 08/17/2018	1,500	1,515
Citigroup, Inc.
1.554% due 05/01/2017	1,500	1,501
Citizens Bank N.A.
2.550% due 05/13/2021	2,700	2,687
Duke Realty LP
3.250% due 06/30/2026	1,900	1,845
Ford Motor Credit Co. LLC
2.375% due 01/16/2018	1,500	1,507
2.589% due 01/08/2019	1,500	1,528
2.875% due 10/01/2018	400	405
General Motors Financial Co., Inc.
3.150% due 01/15/2020	2,000	2,035
3.200% due 07/13/2020	2,200	2,239
3.200% due 07/06/2021	900	904
Goldman Sachs Group, Inc.
1.725% due 06/04/2017	1,000	1,001
2.201% due 04/23/2020	1,400	1,420
7.500% due 02/15/2019	1,557	1,709
HSBC Bank USA N.A.
6.000% due 08/09/2017	1,500	1,522
International Lease Finance Corp.
7.125% due 09/01/2018	1,500	1,604
JPMorgan Chase & Co.
1.588% due 04/25/2018	1,100	1,105
2.295% due 08/15/2021	1,000	990
2.400% due 06/07/2021	1,200	1,194
2.535% due 03/01/2021	2,000	2,063
4.350% due 08/15/2021	200	214
Kilroy Realty LP
4.375% due 10/01/2025	1,500	1,569
Kimco Realty Corp.
2.700% due 03/01/2024	1,800	1,709
Metropolitan Life Global Funding
3.450% due 12/18/2026	1,900	1,916
Morgan Stanley
2.210% due 01/20/2022	2,300	2,324
2.500% due 04/21/2021	2,000	1,991
3.125% due 07/27/2026	1,100	1,053
NYSE Holdings LLC
2.000% due 10/05/2017	50	50
Raymond James Financial, Inc.
3.625% due 09/15/2026	2,200	2,170
Santander Holdings USA, Inc.
2.504% due 11/24/2017	2,600	2,617
2.700% due 05/24/2019	2,700	2,714
WEA Finance LLC
3.250% due 10/05/2020	1,600	1,632
Wells Fargo & Co.
2.500% due 03/04/2021	1,900	1,895
7.980% due 03/15/2018 (e)	4,659	4,857

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WP Carey, Inc.
4.250% due 10/01/2026	$1,780	$1,765

		70,523

INDUSTRIALS 8.9%
American Airlines Pass-Through Trust
4.000% due 01/15/2027	2,064	2,133
Anheuser-Busch InBev Worldwide, Inc.
2.500% due 07/15/2022	3,100	3,067
Apple, Inc.
2.150% due 02/09/2022	1,500	1,486
Charter Communications Operating LLC
4.464% due 07/23/2022	1,500	1,581
CVS Health Corp.
2.750% due 12/01/2022	2,000	1,981
Daimler Finance North America LLC
2.250% due 03/02/2020	1,500	1,500
Ecolab, Inc.
4.350% due 12/08/2021	2,221	2,401
Energy Transfer Partners LP
5.300% due 04/15/2047	1,500	1,445
6.500% due 02/01/2042	610	660
Entergy Louisiana LLC
5.400% due 11/01/2024	1,500	1,713
EQT Midstream Partners LP
4.125% due 12/01/2026	2,300	2,282
ERAC USA Finance LLC
2.350% due 10/15/2019	1,500	1,501
Georgia-Pacific LLC
2.539% due 11/15/2019	1,500	1,513
Halliburton Co.
5.000% due 11/15/2045	2,000	2,109
HCA, Inc.
3.750% due 03/15/2019	1,500	1,537
Kinder Morgan Energy Partners LP
6.850% due 02/15/2020	1,100	1,225
Kinder Morgan, Inc.
2.000% due 12/01/2017	1,900	1,902
Merck & Co., Inc.
2.350% due 02/10/2022	2,100	2,103
2.750% due 02/10/2025	2,000	1,976
Nissan Motor Acceptance Corp.
2.000% due 03/08/2019	600	600
2.350% due 03/04/2019	556	560
Norfolk Southern Corp.
3.850% due 01/15/2024	1,900	1,992
ONEOK Partners LP
4.900% due 03/15/2025	600	636
Regency Energy Partners LP
5.000% due 10/01/2022	2,000	2,129
SBA Tower Trust
2.877% due 07/15/2021	1,900	1,891
Southern Co.
2.350% due 07/01/2021	2,300	2,260
Spirit AeroSystems, Inc.
3.850% due 06/15/2026	790	791
Time Warner Cable LLC
4.125% due 02/15/2021	2,036	2,120
Volkswagen Group of America Finance LLC
1.250% due 05/23/2017	1,400	1,399
1.492% due 11/20/2017	900	901
1.650% due 05/22/2018	1,600	1,596
Wynn Las Vegas LLC
5.500% due 03/01/2025	1,500	1,528

		52,518

UTILITIES 2.3%
AT&T, Inc.
1.617% due 01/15/2020	1,200	1,209
2.800% due 02/17/2021	1,500	1,506

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Duke Energy Corp.
3.050% due 08/15/2022	$2,500	$2,522
IPALCO Enterprises, Inc.
3.450% due 07/15/2020	1,500	1,524
MidAmerican Energy Co.
3.100% due 05/01/2027	1,500	1,498
Plains All American Pipeline LP
2.600% due 12/15/2019	2,000	2,000
PSEG Power LLC
3.000% due 06/15/2021	1,200	1,210
Verizon Communications, Inc.
2.871% due 09/14/2018	1,200	1,226
2.946% due 03/15/2022	828	825

		13,520

Total Corporate Bonds & Notes (Cost $135,447)		136,561

MUNICIPAL BONDS & NOTES 2.3%

CALIFORNIA 0.5%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	1,000	1,400
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	1,100	1,404
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	230

		3,034

FLORIDA 0.0%
Miami, Florida Revenue Bonds, Series 1989
8.650% due 07/01/2019	55	60

ILLINOIS 0.9%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	135	147
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	2,700	2,729
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	2,300	2,349

		5,225

IOWA 0.1%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	425	425

MASSACHUSETTS 0.0%
Commonwealth of Massachusetts General Obligation Bonds, (BABs), Series 2010
4.200% due 12/01/2021	100	107

PENNSYLVANIA 0.3%
Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2009
1.938% due 07/25/2029	1,650	1,653

TENNESSEE 0.5%
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	2,600	3,297

Total Municipal Bonds & Notes (Cost $12,968)		13,801

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	109

Schedule of Investments PIMCO Total Return Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 61.3%
Fannie Mae
1.042% due 12/25/2036	$221	$217
1.230% due 09/25/2046	1,946	1,950
1.407% due 10/25/2022	12	12
1.432% due 05/25/2023	12	12
1.482% due 02/25/2022	3	3
1.532% due 01/25/2022	5	5
1.582% due 08/25/2022	7	7
1.612% due 05/25/2040	1,755	1,770
1.682% due 04/25/2022 - 09/25/2022	9	8
1.814% due 07/01/2044	125	127
2.310% due 08/01/2022	500	497
2.954% due 09/01/2035	36	38
2.998% due 05/25/2035	139	146
3.046% due 01/01/2035	269	283
3.069% due 05/01/2038	1,547	1,642
3.190% due 04/01/2041	53	56
3.330% due 11/01/2021	271	281
3.500% due 01/01/2026	63	66
3.980% due 07/01/2021	38,300	40,605
4.000% due 08/01/2025 - 12/01/2041	930	982
4.500% due 09/01/2018 - 10/01/2042	6,009	6,454
5.000% due 12/01/2021 - 02/01/2041	179	195
5.500% due 03/01/2022 - 05/01/2041	4,050	4,499
5.559% due 12/25/2042	344	375
6.000% due 05/01/2017 - 01/01/2039	3,485	3,974
6.500% due 11/01/2021 - 06/25/2044	160	183
7.000% due 09/25/2020	1	1
8.000% due 10/01/2030	1	1
9.250% due 07/25/2019	7	7
Fannie Mae, TBA
3.000% due 05/01/2032 - 05/01/2047	43,000	42,803
3.500% due 04/01/2032 - 05/01/2047	98,000	101,541
Freddie Mac
1.662% due 08/15/2036	1,245	1,262
1.796% due 02/25/2045	165	169
2.065% due 02/15/2038 (a)	9,831	677
2.670% due 02/01/2023	12	12
2.791% due 12/01/2022	79	80
2.956% due 07/01/2030	30	32
4.000% due 04/01/2024 - 03/01/2044	2,522	2,664
4.500% due 02/01/2029 - 12/01/2040	1,099	1,185
5.000% due 01/01/2036 - 07/01/2040	120	131
5.500% due 01/01/2018 - 07/01/2039	1,312	1,456
6.000% due 11/01/2029 - 09/01/2038	4,014	4,550
7.000% due 07/15/2022	163	178
7.500% due 01/15/2023	433	475
8.000% due 11/01/2025 - 06/15/2030	257	309
9.000% due 12/15/2020	10	11
10.000% due 03/01/2021	1	1
Freddie Mac, TBA
3.500% due 05/01/2047	10,000	10,208
4.000% due 04/01/2047 - 05/01/2047	84,000	87,954
4.500% due 05/01/2047	4,000	4,280
Ginnie Mae
1.240% due 06/20/2065	3,959	3,938
1.271% due 02/20/2067	1,500	1,497
1.295% due 10/20/2062	3,657	3,645
1.328% due 06/16/2031	17	17
1.380% due 07/20/2065 - 08/20/2065	4,910	4,871
1.528% due 02/16/2030	23	23

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.530% due 08/20/2066	$1,896	$1,895
1.580% due 05/20/2066 - 07/20/2066	6,478	6,491
1.700% due 07/20/2065	3,674	3,701
2.000% due 01/20/2024 - 02/20/2027	346	354
2.125% due 06/20/2023 - 07/20/2030	641	662
2.250% due 12/20/2029	209	217
5.000% due 07/15/2034 - 06/15/2041	3,784	4,177
6.000% due 01/15/2024	1	1
7.500% due 03/15/2024 - 09/15/2025	2	3
8.000% due 01/15/2022 - 08/15/2024	8	8
9.500% due 01/20/2019 - 12/15/2021	1	1
Ginnie Mae, TBA
4.000% due 05/01/2047	3,000	3,163
5.000% due 04/01/2047	3,000	3,278
Small Business Administration
7.970% due 01/25/2025	71	73

Total U.S. Government Agencies (Cost $357,505)		362,389

U.S. TREASURY OBLIGATIONS 20.7%
U.S. Treasury Bonds
2.500% due 02/15/2045	2,800	2,516
2.750% due 08/15/2042 (h)	1,200	1,144
2.750% due 11/15/2042	7,000	6,665
2.875% due 05/15/2043	9,000	8,763
3.000% due 05/15/2042	2,700	2,700
3.000% due 11/15/2044	12,400	12,343
3.125% due 02/15/2043	4,000	4,079
3.125% due 08/15/2044	14,700	14,985
3.375% due 05/15/2044 (f)	16,200	17,287
3.625% due 08/15/2043 (j)	2,600	2,895
3.750% due 11/15/2043	2,600	2,958
4.250% due 05/15/2039 (j)	600	733
4.375% due 05/15/2040	2,800	3,477
4.500% due 08/15/2039 (j)	700	884
4.625% due 02/15/2040	1,600	2,055
U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2023 (h)	4,735	4,736
0.250% due 01/15/2025 (h)	923	916
0.750% due 02/15/2042	107	103
1.000% due 02/15/2046	512	521
1.375% due 02/15/2044	521	575
2.375% due 01/15/2025 (h)	3,608	4,164
2.500% due 01/15/2029	9,049	11,079
3.625% due 04/15/2028	300	400
3.875% due 04/15/2029	11,080	15,345
U.S. Treasury Notes
2.250% due 01/31/2024	1,000	1,003

Total U.S. Treasury Obligations (Cost $123,411)		122,326

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.7%
American Home Mortgage Investment Trust
3.361% due 02/25/2045	580	587
BAMLL Commercial Mortgage Securities Trust
2.132% due 01/15/2028	5,900	5,922
Banc of America Funding Trust
3.102% due 05/25/2035	612	627
BBCCRE Trust
3.966% due 08/10/2033	4,600	4,720
BCRR Trust
5.858% due 07/17/2040	1,400	1,401
Bear Stearns Adjustable Rate Mortgage Trust
3.081% due 04/25/2033	241	242
3.352% due 01/25/2035	1,692	1,671
3.534% due 02/25/2036 ^	655	632
Bear Stearns ALT-A Trust
3.272% due 09/25/2035	280	242
3.404% due 05/25/2035	1,885	1,826

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Commercial Mortgage Securities Trust
5.700% due 06/11/2050	$3,391	$3,432
Bear Stearns Mortgage Funding Trust
1.172% due 01/25/2037	6,868	5,760
Citigroup Commercial Mortgage Trust
5.779% due 12/10/2049	1,113	1,114
Citigroup Mortgage Loan Trust, Inc.
2.760% due 09/25/2035	637	661
2.930% due 10/25/2035	212	214
Countrywide Alternative Loan Trust
1.162% due 05/25/2047	1,212	1,037
Countrywide Home Loan Mortgage Pass-Through Trust
3.309% due 02/20/2036 ^	358	319
3.312% due 02/20/2035	16	16
Credit Suisse First Boston Mortgage Securities Corp.
2.887% due 09/25/2033	3,013	3,037
5.038% due 06/25/2032	51	51
Credit Suisse Mortgage Capital Certificates
3.240% due 01/27/2036	1,424	1,423
DLJ Acceptance Trust
11.000% due 08/01/2019	1	1
GS Mortgage Securities Trust
2.278% due 11/10/2045 (a)	1,117	84
Guaranteed Mortgage Corp.
9.300% due 07/20/2019	1	1
HomeBanc Mortgage Trust
1.232% due 03/25/2035	4,388	3,774
1.252% due 10/25/2035	3,219	3,124
IndyMac Adjustable Rate Mortgage Trust
2.203% due 01/25/2032	12	12
IndyMac Mortgage Loan Trust
3.169% due 11/25/2035 ^	1,380	1,155
JPMBB Commercial Mortgage Securities Trust
3.358% due 11/15/2048	3,200	3,307
JPMorgan Chase Commercial Mortgage Securities Re-REMIC Trust
2.362% due 01/15/2033	1,891	1,896
JPMorgan Commercial Mortgage-Backed Securities Trust
5.836% due 03/18/2051	1,571	1,573
JPMorgan Mortgage Trust
3.103% due 07/25/2035	841	838
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	180	180
Morgan Stanley Bank of America Merrill Lynch Trust
3.557% due 12/15/2047	1,700	1,771
Morgan Stanley Capital Trust
3.436% due 12/15/2049	2,200	2,241
3.446% due 07/13/2029	2,000	2,045
Morgan Stanley Mortgage Loan Trust
2.996% due 06/25/2036	4,341	4,278
Morgan Stanley Re-REMIC Trust
5.949% due 08/12/2045	107	107
Nomura Resecuritization Trust
0.978% due 12/26/2035	2,742	2,703
Prime Mortgage Trust
1.382% due 02/25/2034	135	128
RBSSP Resecuritization Trust
1.028% due 02/26/2037	1,928	1,829
3.275% due 12/25/2035	2,437	2,453
Residential Funding Mortgage Securities, Inc. Trust
4.261% due 02/25/2036 ^	259	233
Sequoia Mortgage Trust
1.618% due 04/19/2027	903	849
Structured Asset Mortgage Investments Trust
1.638% due 09/19/2032	159	155
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.893% due 02/25/2032	28	28
3.084% due 01/25/2032	22	22
5.463% due 07/25/2034	8,154	8,323
WaMu Mortgage Pass-Through Certificates Trust
1.272% due 10/25/2045	372	364
1.838% due 11/25/2042	136	127

110	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
1.482% due 07/25/2037 ^	$191	$162
3.048% due 12/25/2034	999	1,009
3.089% due 03/25/2036	1,109	1,116
3.094% due 01/25/2035	15	15

Total Non-Agency Mortgage-Backed Securities (Cost $77,547)		80,837

ASSET-BACKED SECURITIES 10.3%
Ally Auto Receivables Trust
1.840% due 08/15/2019	2,000	2,003
AmeriCredit Automobile Receivables Trust
1.520% due 06/10/2019	808	809
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.432% due 01/25/2036	4,137	4,044
1.682% due 05/25/2034	56	56
Asset-Backed Securities Corp. Home Equity Loan Trust
2.157% due 08/15/2033	2,604	2,496
B2R Mortgage Trust
2.567% due 06/15/2049	2,367	2,324
Dell Equipment Finance Trust
1.877% due 12/22/2017	383	383
DT Auto Owner Trust
1.560% due 06/15/2020	1,870	1,869
EMC Mortgage Loan Trust
1.518% due 05/25/2040	510	475
Exeter Automobile Receivables Trust
1.960% due 03/15/2021	1,814	1,813
First Franklin Mortgage Loan Trust
1.242% due 11/25/2036	2,452	2,441
1.492% due 09/25/2035	140	140
First Investors Auto Owner Trust
1.690% due 04/15/2021	1,445	1,444
Flagship Credit Auto Trust
1.930% due 12/15/2021	2,471	2,471
Fremont Home Loan Trust
1.042% due 01/25/2037	57	30
GM Financial Automobile Leasing Trust
1.670% due 09/20/2019	1,600	1,601
Home Equity Asset Trust
1.882% due 11/25/2034	1,806	1,776
JPMorgan Mortgage Acquisition Corp.
1.162% due 03/25/2036	916	912
MASTR Asset-Backed Securities Trust
1.672% due 03/25/2035	3,700	3,457
Morgan Stanley IXIS Real Estate Capital Trust
1.032% due 11/25/2036	17	8

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.482% due 07/25/2035	$806	$806
Pretium Mortgage Credit Partners LLC
4.375% due 11/27/2030	4,096	4,119
Residential Asset Securities Corp. Trust
1.252% due 04/25/2036	6,137	6,010
Santander Drive Auto Receivables Trust
1.490% due 02/18/2020	1,500	1,499
Securitized Asset-Backed Receivables LLC Trust
1.042% due 12/25/2036 ^	710	239
SLC Student Loan Trust
1.231% due 09/15/2026	1,711	1,704
SLM Private Education Loan Trust
1.850% due 06/17/2030	2,000	1,992
SLM Student Loan Trust
1.188% due 10/25/2029	1,500	1,487
SoFi Consumer Loan Program LLC
3.050% due 12/26/2025	1,989	1,993
SpringCastle America Funding LLC
3.050% due 04/25/2029	1,651	1,664
Structured Asset Investment Loan Trust
1.882% due 09/25/2034	1,594	1,576
2.107% due 07/25/2033	2,448	2,366
VOLT LLC
3.500% due 07/25/2046	1,883	1,898
4.250% due 03/26/2046	1,438	1,452
Westlake Automobile Receivables Trust
1.780% due 04/15/2020	1,300	1,301

Total Asset-Backed Securities (Cost $59,465)		60,658

	SHARES
PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.8%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)	4,000	4,910

Total Preferred Securities (Cost $4,120)		4,910

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.2%

COMMERCIAL PAPER 4.0%
Anthem, Inc.
1.100% due 04/03/2017	$1,500	1,500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Enbridge Energy Partners LP
1.700% due 05/11/2017	$4,600	$4,593
Entergy Corp.
1.320% due 04/17/2017	1,400	1,399
1.350% due 04/03/2017	3,000	3,000
1.440% due 05/08/2017	1,100	1,098
Marriott International
1.140% due 04/10/2017	4,600	4,599
Mondelez International, Inc.
1.100% due 05/08/2017	3,400	3,395
ONEOK Partners LP
1.400% due 04/03/2017	1,000	1,000
1.500% due 04/05/2017	1,400	1,400
Schlumberger Holdings
1.200% due 04/13/2017	1,400	1,399

		23,383

U.S. TREASURY BILLS 0.2%
0.734% due 04/20/2017 (b)(c)	1,301	1,299

Total Short-Term Instruments (Cost $24,685)		24,682

Total Investments in Securities (Cost $795,148)		806,164

	SHARES
INVESTMENTS IN AFFILIATES 7.8%

SHORT-TERM INSTRUMENTS 7.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.8%
PIMCO Short-Term Floating NAV Portfolio III	4,693,660	46,402

Total Short-Term Instruments (Cost $46,401)		46,402

Total Investments in Affiliates (Cost $46,401)		46,402

Total Investments 144.2% (Cost $841,549)		$852,566

Financial Derivative Instruments (g)(i) (0.1)%
(Cost or Premiums, net $(1,313))		(508)

Other Assets and Liabilities, net (44.1)%		(260,810)

Net Assets 100.0%		$591,248

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BSN	0.820%	03/01/2017	04/28/2017	$(16,185)	$(16,197)

Total Reverse Repurchase Agreements					$(16,197)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	111

Schedule of Investments PIMCO Total Return Fund II (Cont.)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	6.000%	04/01/2047	$4,000	$(4,524)	$(4,523)

Total Short Sales				$(4,524)	$(4,523)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(f)	Securities with an aggregate market value of $15,971 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BSN	$0	$(16,197)	$0	$(16,197)	$15,971	$(226)

Total Borrowings and Other Financing Transactions	$0	$(16,197)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(16,197)	$0	$0	$(16,197)

Total Borrowings	$0	$(16,197)	$0	$0	$(16,197)

Gross amount of recognized liabilities for reverse repurchase agreements					$(16,197)

(1)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(67,937) at a weighted average interest rate of 0.621%.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note June Futures	$98.000	05/26/2017	65	$1	$0
Put - CBOT U.S. Treasury 5-Year Note June Futures	99.500	05/26/2017	316	3	1
Put - CBOT U.S. Treasury 10-Year Note June Futures	102.000	05/26/2017	281	2	0
Put - CME 90-Day Eurodollar June Futures	98.500	06/19/2017	805	22	5

				$28	$6

Total Purchased Options				$28	$6

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	Short	06/2017	275	$(245)	$7	$0
U.S. Treasury 5-Year Note June Futures	Long	06/2017	1,208	238	198	0
U.S. Treasury 10-Year Note June Futures	Long	06/2017	1,295	467	283	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	123	(87)	0	(38)

Total Futures Contracts				$373	$488	$(38)

112	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay(1)	3-Month USD-LIBOR	1.250%	06/21/2019	$36,100	$336	$424	$0	$(12)
Receive	3-Month USD-LIBOR	2.000	12/16/2019	84,000	(983)	(534)	0	(43)
Receive(1)	3-Month USD-LIBOR	1.250	06/21/2021	57,600	1,727	(7)	0	(45)
Receive(1)	3-Month USD-LIBOR	1.450	06/28/2021	26,400	448	496	0	(12)
Receive(1)	3-Month USD-LIBOR	1.250	06/21/2022	12,400	522	3	0	(12)
Receive	3-Month USD-LIBOR	2.250	12/16/2022	3,800	(49)	(40)	0	(4)
Receive	3-Month USD-LIBOR	2.350	08/05/2025	1,100	(4)	2	0	(2)
Receive	3-Month USD-LIBOR	2.250	06/15/2026	34,600	80	229	0	(52)
Receive	3-Month USD-LIBOR	1.750	12/21/2026	21,210	1,081	1,646	0	(31)
Pay	3-Month USD-LIBOR	1.750	12/21/2026	16,700	(851)	65	25	0
Receive(1)	3-Month USD-LIBOR	1.500	06/21/2027	1,100	92	(4)	0	(2)
Receive	3-Month USD-LIBOR	2.750	12/16/2045	39,800	(757)	(3,334)	0	(67)
Receive	3-Month USD-LIBOR	2.500	06/15/2046	3,900	136	304	0	(6)

					$1,778	$(750)	$25	$(288)

Total Swap Agreements					$1,778	$(750)	$25	$(288)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(h)	Securities with an aggregate market value of $8,671 and cash of $2,223 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$6	$488	$25	$519	$0	$(38)	$(288)	$(326)

(1)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.940%	08/20/2018	$	1,500	$147	$84
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	08/21/2017		3,100	211	42
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.905	08/20/2018		1,400	140	83

								$498	$209

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047	$	70.000	04/05/2017	$3,000	$0	$0

Total Purchased Options						$498	$209

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	113

Schedule of Investments PIMCO Total Return Fund II (Cont.)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$7,000	$(59)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	16,900	(151)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	6,500	(84)	0
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	2,500	(19)	0
	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	6,700	(65)	0

						$(378)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	08/20/2018	$	6,400	$(143)	$(61)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	08/21/2017		13,800	(214)	(20)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		6,300	(140)	(60)

								$(497)	$(141)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	$	101.195	05/04/2017	$2,000	$(8)	$(4)
JPM	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047		100.422	05/04/2017	2,000	(9)	(1)

						$(17)	$(5)

Total Written Options						$(892)	$(146)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	194	2,305	0	(1,497)	(1,002)	0
Notional Amount in $	$345,400	$148,200	$(47,900)	$(349,200)	$(26,400)	$70,100
Premiums	$(1,863)	$(1,373)	$320	$1,673	$351	$(892)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	$	1,833	$0	$8	$8	$0
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047		4,300	(545)	156	0	(389)
JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017		3,954	0	16	16	0
MYC	CMBX.NA.BBB-.6 Index	3.000	05/11/2063		1,500	(130)	(61)	0	(191)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047		2,300	(272)	64	0	(208)

						$(947)	$183	$24	$(788)

Total Swap Agreements						$(947)	$183	$24	$(788)

114	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of March 31, 2017:

(j)	Securities with an aggregate market value of $890 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(4)
FBF	$0	$0	$0	$0	$0	$(4)	$0	$(4)	$(4)	$0	$(4)
GLM	0	84	0	84	0	(61)	0	(61)	23	0	23
GST	0	0	8	8	0	0	(389)	(389)	(381)	347	(34)
JPM	0	0	16	16	0	(1)	0	(1)	15	0	15
MYC	0	125	0	125	0	(80)	(399)	(479)	(354)	542	188

Total Over the Counter	$0	$209	$24	$233	$0	$(146)	$(788)	$(934)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	488	488
Swap Agreements	0	0	0	0	25	25

	$0	$0	$0	$0	$519	$519

Over the counter
Purchased Options	$0	$0	$0	$0	$209	$209
Swap Agreements	0	24	0	0	0	24

	$0	$24	$0	$0	$209	$233

	$0	$24	$0	$0	$728	$752

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$38	$38
Swap Agreements	0	0	0	0	288	288

	$0	$0	$0	$0	$326	$326

Over the counter
Written Options	$0	$0	$0	$0	$146	$146
Swap Agreements	0	788	0	0	0	788

	$0	$788	$0	$0	$146	$934

	$0	$788	$0	$0	$472	$1,260

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	115

Schedule of Investments PIMCO Total Return Fund II (Cont.)

March 31, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(27)	$(27)
Written Options	0	0	0	0	416	416
Futures	0	0	0	0	(6,482)	(6,482)
Swap Agreements	0	55	0	0	(6,832)	(6,777)

	$0	$55	$0	$0	$(12,925)	$(12,870)

Over the counter
Purchased Options	$0	$0	$0	$0	$(1,004)	$(1,004)
Written Options	0	5	0	0	1,503	1,508
Swap Agreements	0	2,901	0	0	0	2,901

	$0	$2,906	$0	$0	$499	$3,405

	$0	$2,961	$0	$0	$(12,426)	$(9,465)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(23)	$(23)
Written Options	0	0	0	0	21	21
Futures	0	0	0	0	1,125	1,125
Swap Agreements	0	0	0	0	22,613	22,613

	$0	$0	$0	$0	$23,736	$23,736

Over the counter
Purchased Options	$0	$0	$0	$0	$556	$556
Written Options	0	(4)	0	0	(590)	(594)
Swap Agreements	0	(855)	0	0	0	(855)

	$0	$(859)	$0	$0	$(34)	$(893)

	$0	$(859)	$0	$0	$23,702	$22,843

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$70,523	$0	$70,523
Industrials	0	52,518	0	52,518
Utilities	0	13,520	0	13,520
Municipal Bonds & Notes
California	0	3,034	0	3,034
Florida	0	60	0	60
Illinois	0	5,225	0	5,225
Iowa	0	425	0	425
Massachusetts	0	107	0	107
Pennsylvania	0	1,653	0	1,653
Tennessee	0	3,297	0	3,297
U.S. Government Agencies	0	360,892	1,497	362,389
U.S. Treasury Obligations	0	122,326	0	122,326
Non-Agency Mortgage-Backed Securities	0	80,836	1	80,837
Asset-Backed Securities	0	60,658	0	60,658
Preferred Securities
Banking & Finance	0	4,910	0	4,910
Short-Term Instruments
Commercial Paper	0	23,383	0	23,383
U.S. Treasury Bills	0	1,299	0	1,299

	$0	$804,666	$1,498	$806,164

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$46,402	$0	$0	$46,402

Total Investments	$46,402	$804,666	$1,498	$852,566

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,523)	$0	$(4,523)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	493	26	0	519
Over the counter	0	233	0	233

	$493	$259	$0	$752

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(38)	(288)	0	(326)
Over the counter	0	(934)	0	(934)

	$(38)	$(1,222)	$0	$(1,260)

Total Financial Derivative Instruments	$455	$(963)	$0	$(508)

Totals	$46,857	$799,180	$1,498	$847,535

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

116	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Total Return ESG Fund

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 138.3%

CORPORATE BONDS & NOTES 27.7%

BANKING & FINANCE 19.4%
AerCap Ireland Capital DAC
4.500% due 05/15/2021		$3,200	$3,357
Ally Financial, Inc.
6.250% due 12/01/2017		2,850	2,928
American Express Bank FSB
6.000% due 09/13/2017		6,200	6,324
American International Group, Inc.
4.125% due 02/15/2024		1,700	1,746
American Tower Corp.
5.000% due 02/15/2024		3,000	3,244
Banco de Credito e Inversiones
3.000% due 09/13/2017		2,000	2,009
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	1,100	349
4.750% due 01/15/2018 ^		1,000	317
Bank of America N.A.
6.000% due 10/15/2036		$4,600	5,670
Barclays PLC
3.144% due 08/10/2021		4,400	4,593
3.200% due 08/10/2021		800	801
3.250% due 02/12/2027	GBP	2,100	2,667
3.684% due 01/10/2023		$1,900	1,910
BBVA Bancomer S.A.
7.250% due 04/22/2020		3,300	3,637
Boston Properties LP
3.700% due 11/15/2018		2,800	2,871
Cantor Fitzgerald LP
6.500% due 06/17/2022		2,800	3,050
CIT Group, Inc.
4.250% due 08/15/2017		300	303
5.250% due 03/15/2018		1,100	1,131
5.500% due 02/15/2019		4,600	4,847
Citigroup, Inc.
2.900% due 12/08/2021		2,600	2,613
Cooperatieve Rabobank UA
6.875% due 03/19/2020	EUR	3,550	4,477
Credit Suisse Group Funding Guernsey Ltd.
3.314% due 04/16/2021		$3,200	3,359
3.750% due 03/26/2025		1,900	1,872
3.800% due 09/15/2022		2,700	2,742
Crown Castle International Corp.
5.250% due 01/15/2023		2,600	2,840
HCP, Inc.
4.000% due 12/01/2022		4,200	4,337
Hospitality Properties Trust
4.250% due 02/15/2021		800	832
HSBC Holdings PLC
6.000% due 09/29/2023 (f)	EUR	4,800	5,525
ING Bank NV
2.625% due 12/05/2022		$4,800	4,796
International Bank for Reconstruction & Development
1.750% due 11/22/2021		21,400	21,129
iStar, Inc.
4.000% due 11/01/2017		1,400	1,407
JPMorgan Chase & Co.
3.625% due 05/13/2024		2,700	2,761
KEB Hana Bank
3.125% due 06/26/2017		1,900	1,906
Kilroy Realty LP
4.375% due 10/01/2025		2,600	2,719
Lloyds Bank PLC
12.000% due 12/16/2024 (f)		7,800	10,503
Loews Corp.
2.625% due 05/15/2023		3,000	2,949
Macquarie Bank Ltd.
6.625% due 04/07/2021		1,825	2,059
Marsh & McLennan Cos., Inc.
3.750% due 03/14/2026		2,600	2,679
MGIC Investment Corp.
5.750% due 08/15/2023		2,400	2,538

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mizuho Bank Ltd.
1.603% due 09/25/2017		$4,500	$4,505
MMcapS Funding Ltd.
1.443% due 12/26/2039		351	281
Morgan Stanley
1.842% due 02/14/2020		2,700	2,707
2.210% due 01/20/2022		3,100	3,132
National Australia Bank Ltd.
2.400% due 12/07/2021		6,600	6,570
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2017	DKK	17,800	2,584
Nykredit Realkredit A/S
1.000% due 04/01/2017		14,200	2,038
1.000% due 10/01/2017		10,700	1,548
Piper Jaffray Cos.
5.060% due 10/09/2018		$1,000	1,023
Prologis LP
4.250% due 08/15/2023		800	851
Realkredit Danmark A/S
1.000% due 04/01/2018	DKK	105,800	15,423
SBA Communications Corp.
4.875% due 09/01/2024		$2,600	2,574
Sumitomo Mitsui Financial Group, Inc.
2.786% due 03/09/2021		5,100	5,267
Toronto-Dominion Bank
2.500% due 01/18/2023		3,600	3,608
UBS AG
1.615% due 06/01/2017		1,700	1,701
1.905% due 06/01/2020		1,900	1,908
UBS Group Funding Jersey Ltd.
3.000% due 04/15/2021		7,500	7,519
Unibail-Rodamco SE
1.793% due 04/16/2019		5,500	5,482

			204,518

INDUSTRIALS 5.8%
Apple, Inc.
2.850% due 02/23/2023		2,600	2,626
CA, Inc.
3.600% due 08/15/2022		4,800	4,876
Charter Communications Operating LLC
3.579% due 07/23/2020		5,000	5,149
Coca-Cola Co.
1.375% due 05/30/2019		3,400	3,386
CRH America, Inc.
8.125% due 07/15/2018		2,400	2,589
Diamond Finance Corp.
4.420% due 06/15/2021		600	628
5.450% due 06/15/2023		1,000	1,080
easyJet PLC
1.750% due 02/09/2023	EUR	2,500	2,756
Ecolab, Inc.
1.450% due 12/08/2017		$699	698
4.350% due 12/08/2021		279	302
General Mills, Inc.
1.400% due 10/20/2017		2,800	2,802
Intel Corp.
1.700% due 05/19/2021		3,800	3,722
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		1,786	1,779
Microsoft Corp.
3.000% due 10/01/2020		5,600	5,809
Norfolk Southern Corp.
5.750% due 04/01/2018		1,340	1,395
PepsiCo, Inc.
1.209% due 04/30/2018		4,000	4,003
President & Fellows of Harvard College
6.500% due 01/15/2039		3,985	5,733
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026		3,000	3,313
Telefonica Emisiones S.A.U.
3.192% due 04/27/2018		3,000	3,040

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Xylem, Inc.
3.250% due 11/01/2026	$2,400	$2,374
Zoetis, Inc.
3.250% due 02/01/2023	2,800	2,831

		60,891

UTILITIES 2.5%
Baltimore Gas & Electric Co.
3.350% due 07/01/2023	4,500	4,613
British Telecommunications PLC
2.350% due 02/14/2019	2,800	2,817
Consolidated Edison, Inc.
2.000% due 05/15/2021	3,300	3,245
Duke Energy Corp.
3.750% due 04/15/2024	3,000	3,090
Genesis Energy LP
5.625% due 06/15/2024	2,000	1,965
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022	715	395
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (g)	503	189
Pacific Gas & Electric Co.
2.450% due 08/15/2022	2,660	2,622
Southern Power Co.
2.500% due 12/15/2021	8,100	7,924

		26,860

Total Corporate Bonds & Notes (Cost $291,892)		292,269

MUNICIPAL BONDS & NOTES 1.9%

CALIFORNIA 1.6%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	1,000	1,400
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	1,000	1,277
California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040	4,100	6,008
California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	1,700	2,211
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	100	132
Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025	2,500	2,984
Los Angeles Community College District, California General Obligation Bonds, Series 2010
6.680% due 08/01/2036	1,000	1,350
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	800	1,074
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	231

		16,667

ILLINOIS 0.3%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	1,100	1,291
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	1,900	1,956

		3,247

Total Municipal Bonds & Notes (Cost $17,807)		19,914

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	117

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 47.6%
Fannie Mae
1.042% due 07/25/2037	$589	$577
1.090% due 06/25/2055	3,892	3,881
1.230% due 09/25/2046	2,877	2,883
1.232% due 05/25/2037	27	27
1.342% due 03/25/2037	53	53
1.582% due 05/25/2040	1,441	1,450
1.814% due 07/01/2044	106	108
2.310% due 08/01/2022	200	199
2.543% due 08/01/2035	890	922
2.694% due 08/01/2035	225	240
2.795% due 07/01/2035	944	997
2.809% due 04/01/2038	165	175
2.870% due 09/01/2027	3,400	3,359
2.897% due 09/01/2034	105	110
2.933% due 03/01/2033	9	10
2.936% due 01/01/2035	157	164
2.954% due 09/01/2035	36	38
2.956% due 04/01/2038	61	64
2.982% due 04/01/2038	50	54
2.998% due 05/25/2035	111	117
3.001% due 07/01/2034	7	8
3.061% due 09/01/2037	37	40
3.500% due 10/01/2025 - 11/01/2025	479	501
4.000% due 12/01/2018 - 11/01/2030	839	881
4.500% due 08/01/2018 - 10/01/2042	2,514	2,699
5.000% due 03/01/2034 - 02/01/2041	357	395
5.500% due 12/01/2018 - 07/01/2041	20,986	23,388
5.500% due 04/01/2034 (i)	7,557	8,472
5.866% due 02/01/2031	1	1
6.000% due 04/01/2017 - 09/01/2039	4,375	4,956
6.500% due 01/01/2026 - 06/25/2044	82	94
7.500% due 02/01/2027	81	88
Fannie Mae, TBA
3.000% due 05/01/2032 - 05/01/2047	87,000	86,732
3.500% due 04/01/2047 - 05/01/2047	142,000	145,039
4.000% due 04/01/2047 - 05/01/2047	73,500	77,072
4.500% due 04/01/2047 - 05/01/2047	29,000	31,091
6.000% due 04/01/2047	3,000	3,392
Freddie Mac
1.622% due 10/15/2037	19	20
2.791% due 12/01/2022	13	13
2.956% due 07/01/2030	9	9
3.082% due 08/15/2032	74	78
3.155% due 04/01/2038	236	251
3.226% due 04/01/2033	2	2
3.500% due 10/01/2025 - 11/01/2025	104	109
4.000% due 08/01/2030 - 02/01/2041	521	550
4.500% due 02/01/2029 - 01/01/2036	1,154	1,238
5.000% due 10/01/2039	35	39
5.500% due 06/01/2019 - 01/01/2039	885	982
6.000% due 08/01/2026 - 05/01/2040	3,977	4,502
6.500% due 05/15/2032	3,709	4,129
7.000% due 02/15/2027 - 07/01/2029	403	458
7.500% due 09/01/2025	5	5
Freddie Mac, TBA
3.500% due 05/01/2047	13,000	13,270
4.000% due 05/01/2047	40,000	41,872
4.500% due 05/01/2047	6,000	6,420
Ginnie Mae
1.150% due 06/20/2061	2,121	2,121
1.380% due 05/20/2065	1,373	1,362

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.528% due 02/16/2030	$29	$29
1.580% due 09/20/2066	6,017	6,029
2.000% due 01/20/2024 - 02/20/2032	421	435
2.125% due 06/20/2022 - 08/20/2027	132	136
2.250% due 10/20/2024 - 12/20/2026	95	98
4.000% due 09/20/2040	57	61
5.000% due 03/15/2033 - 05/15/2042	2,915	3,214
6.000% due 04/15/2037	38	43
7.000% due 08/15/2031 - 02/20/2032	10	12
Ginnie Mae, TBA
3.500% due 05/01/2047	2,000	2,070
4.000% due 05/01/2047	9,000	9,490
5.000% due 04/01/2047	1,000	1,093
Small Business Administration
5.130% due 09/01/2023	89	95
5.520% due 06/01/2024	520	555

Total U.S. Government Agencies (Cost $495,590)		501,067

U.S. TREASURY OBLIGATIONS 23.0%
U.S. Treasury Bonds
2.250% due 08/15/2046	3,000	2,538
2.500% due 02/15/2045	3,700	3,325
2.500% due 02/15/2046	2,000	1,792
2.750% due 11/15/2042	8,800	8,379
2.875% due 05/15/2043	2,600	2,531
2.875% due 08/15/2045	10,700	10,376
3.000% due 11/15/2044	16,600	16,524
3.125% due 08/15/2044	25,500	25,995
3.375% due 05/15/2044 (i)(m)	39,200	41,830
3.625% due 08/15/2043	1,200	1,336
3.750% due 11/15/2043	7,200	8,193
4.250% due 05/15/2039	1,700	2,076
4.375% due 11/15/2039	13,100	16,259
4.375% due 05/15/2040	700	869
4.500% due 08/15/2039	2,700	3,410
4.625% due 02/15/2040 (m)	1,100	1,413
U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2023 (k)	1,052	1,052
0.750% due 02/15/2045	3,197	3,050
1.750% due 01/15/2028	31,880	36,094
2.375% due 01/15/2025	7,473	8,625
2.500% due 01/15/2029	2,715	3,323
3.625% due 04/15/2028	1,201	1,599
3.875% due 04/15/2029	5,171	7,161
U.S. Treasury Notes
1.375% due 03/31/2020 (k)(m)	1,300	1,294
2.000% due 10/31/2021 (k)(m)	3,800	3,818
2.250% due 11/15/2024 (k)(m)	29,800	29,722

Total U.S. Treasury Obligations (Cost $244,041)		242,584

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.2%
Banc of America Mortgage Trust
3.196% due 09/25/2034	1,921	1,881
6.000% due 05/25/2037	3,520	2,924
BCAP LLC Trust
5.080% due 03/26/2037	357	351
BCRR Trust
5.858% due 07/17/2040	1,450	1,451
Bear Stearns Structured Products, Inc. Trust
3.289% due 12/26/2046	867	750
Countrywide Alternative Loan Trust
1.152% due 05/25/2047	960	841
1.158% due 02/20/2047 ^	2,486	1,813
GMAC Mortgage Corp. Loan Trust
4.750% due 01/25/2019	220	220
GSMPS Mortgage Loan Trust
1.382% due 04/25/2036	2,453	2,037

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSI Asset Loan Obligation Trust
3.248% due 09/25/2037 ^		$4,171	$3,346
IndyMac Adjustable Rate Mortgage Trust
2.203% due 01/25/2032		6	6
IndyMac Mortgage Loan Trust
3.090% due 01/25/2036 ^		1,445	1,210
3.815% due 01/25/2037 ^		1,777	1,763
JPMorgan Commercial Mortgage-Backed Securities Trust
5.836% due 03/18/2051		1,664	1,665
JPMorgan Mortgage Trust
6.500% due 07/25/2036 ^		3,400	2,733
LB-UBS Commercial Mortgage Trust
5.858% due 07/15/2040		38	38
Lehman Mortgage Trust
6.000% due 09/25/2037 ^		2,582	2,537
MASTR Alternative Loan Trust
5.000% due 11/25/2018		489	490
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		186	186
Morgan Stanley Bank of America Merrill Lynch Trust
3.150% due 03/15/2048		5,000	5,131
Morgan Stanley Re-REMIC Trust
5.949% due 08/12/2045		82	82
Residential Accredit Loans, Inc. Trust
1.167% due 08/25/2036		3,029	2,579
1.172% due 07/25/2036		2,641	2,320
Structured Asset Mortgage Investments Trust
1.112% due 03/25/2037		2,056	1,487
Thornburg Mortgage Securities Trust
3.277% due 10/25/2046		2,190	2,082
Wachovia Bank Commercial Mortgage Trust
6.053% due 02/15/2051		22	22
WaMu Mortgage Pass-Through Certificates Trust
1.838% due 11/25/2042		118	111
2.705% due 12/25/2036 ^		1,423	1,319
2.980% due 03/25/2037		2,325	2,280
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 08/25/2037 ^		296	292

Total Non-Agency Mortgage-Backed Securities (Cost $43,860)			43,947

ASSET-BACKED SECURITIES 11.8%
ACAS CLO Ltd.
2.215% due 07/18/2026		2,700	2,705
ALESCO Preferred Funding Ltd.
1.486% due 12/23/2036		1,253	971
1.496% due 09/23/2036		1,385	1,094
1.906% due 09/23/2038		601	511
AmeriCredit Automobile Receivables Trust
1.278% due 05/18/2020		2,700	2,701
Ares CLO Ltd.
2.220% due 04/17/2026		2,600	2,602
2.234% due 08/28/2025		2,600	2,606
2.308% due 10/12/2023		1,997	1,998
Babson CLO Ltd.
0.000% due 10/17/2026 (a)		2,400	2,403
Bear Stearns Asset-Backed Securities Trust
1.142% due 08/25/2036		684	703
Bosphorus CLO
1.430% due 10/15/2025	EUR	6,071	6,500
Carlyle Global Market Strategies CLO Ltd.
2.187% due 07/27/2026		$2,600	2,603
CELF Loan Partners PLC
0.051% due 05/03/2023	EUR	304	325
0.821% due 05/03/2023	GBP	936	1,174
Cent CLO Ltd.
0.000% due 07/27/2026		$2,700	2,702
CIFC Funding Ltd.
2.063% due 10/24/2025		2,000	2,000
2.235% due 05/24/2026		2,100	2,101

118	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Asset-Backed Certificates
1.018% due 12/25/2031 ^		$168	$126
1.212% due 05/25/2037		2,300	1,591
Dryden Senior Loan Fund
0.000% due 10/15/2026 (a)		2,700	2,701
DT Auto Owner Trust
1.560% due 06/15/2020		2,525	2,523
Galaxy CLO Ltd.
2.278% due 11/16/2025		2,600	2,601
GM Financial Automobile Leasing Trust
1.670% due 09/20/2019		3,000	3,002
Golden Credit Card Trust
1.171% due 02/15/2021		2,700	2,700
Goldentree Loan Opportunities Ltd.
2.244% due 04/19/2026		2,700	2,703
GSAMP Trust
1.052% due 12/25/2036		365	200
HSI Asset Loan Obligation Trust
1.042% due 12/25/2036		288	111
ING Investment Management CLO Ltd.
1.271% due 06/14/2022		2,125	2,129
JMP Credit Advisors CLO Ltd.
2.263% due 10/17/2025		2,700	2,700
JPMorgan Mortgage Acquisition Corp.
1.392% due 10/25/2035 ^		3,300	2,870
Lehman XS Trust
6.160% due 01/25/2036		4,727	3,735
Morgan Stanley ABS Capital, Inc. Trust
1.132% due 06/25/2036		3,629	3,101
2.232% due 07/25/2037		400	300
Morgan Stanley IXIS Real Estate Capital Trust
1.132% due 11/25/2036		11,044	5,390
Morgan Stanley Mortgage Loan Trust
1.342% due 04/25/2037		428	207
New Century Home Equity Loan Trust
3.982% due 01/25/2033 ^		1,797	1,575
Oak Hill Credit Partners Ltd.
0.000% due 07/20/2026		2,600	2,602
Oaktree CLO Ltd.
2.250% due 10/20/2026		2,600	2,602
Octagon Investment Partners Ltd.
2.069% due 04/15/2026		2,600	2,597
Option One Mortgage Loan Trust
1.202% due 02/25/2037		5,416	3,327
OZLM Funding Ltd.
2.673% due 01/17/2026		2,700	2,704
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.857% due 12/25/2034		6,460	5,386
Penta CLO S.A.
0.000% due 06/04/2024	EUR	42	45
Regatta Funding Ltd.
0.000% due 10/25/2026 (a)		$2,500	2,512
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		6,495	3,859
Residential Asset Securities Corp. Trust
1.132% due 08/25/2036		783	776
Securitized Term Auto Receivables Trust
1.510% due 04/25/2019		2,800	2,798
SLM Student Loan Trust
1.588% due 10/26/2026		2,451	2,456
SoFi Professional Loan Program LLC
1.550% due 03/26/2040		3,200	3,194
Symphony CLO Ltd.
2.203% due 10/17/2026		2,600	2,604
THL Credit Wind River CLO Ltd.
2.290% due 04/18/2026		2,600	2,602

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tropic CDO Ltd.
1.343% due 07/15/2036		$2,894	$2,185
Utah State Board of Regents
1.521% due 01/25/2057		2,900	2,896
Wells Fargo Home Equity Asset-Backed Securities Trust
1.572% due 11/25/2035		1,000	971
Westlake Automobile Receivables Trust
1.780% due 04/15/2020		2,400	2,402

Total Asset-Backed Securities (Cost $122,999)			124,482

SOVEREIGN ISSUES 7.8%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	1,000	1,083
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2018 (d)	BRL	60,600	18,055
0.000% due 04/01/2018 (d)		37,000	10,794
Export-Import Bank of Korea
4.000% due 01/29/2021		$9,500	9,950
Province of Ontario
1.650% due 09/27/2019		7,800	7,774
3.150% due 06/02/2022	CAD	8,400	6,756
4.000% due 10/07/2019		$4,400	4,635
4.000% due 06/02/2021	CAD	8,900	7,359
Province of Quebec
1.650% due 03/03/2022		15,925	11,972
Queensland Treasury Corp.
3.000% due 03/22/2024	AUD	5,200	4,020

Total Sovereign Issues (Cost $85,315)			82,398

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (b)		260,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 1.0%

BANKING & FINANCE 0.3%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (f)		2,000	2,455

INDUSTRIALS 0.0%
Centaur Funding Corp.
9.080% due 04/21/2020		125	146

REAL ESTATE 0.7%
Sovereign Real Estate Investment Trust
12.000% due 05/16/2020 (f)		6,000	7,522

Total Preferred Securities (Cost $10,093)			10,123

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 13.3%

CERTIFICATES OF DEPOSIT 2.9%
Barclays Bank PLC
1.804% due 11/06/2017		$7,700	7,716

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Natixis S.A.
1.846% due 09/25/2017		$1,900	$1,904
1.846% due 10/02/2017		9,900	9,928
Sumitomo Mitsui Banking Corp.
1.831% due 09/15/2017		2,600	2,607
Sumitomo Mitsui Trust Bank Ltd.
1.882% due 09/18/2017		8,600	8,624

			30,779

COMMERCIAL PAPER 0.5%
Hewlett Packard Enterprise Co.
1.140% due 04/03/2017		2,600	2,600
Standard Chartered Bank
1.430% due 07/03/2017		2,700	2,692

			5,292

REPURCHASE AGREEMENTS (h) 0.0%
			371

SHORT-TERM NOTES 0.2%
AmeriCredit Automobile Receivables Trust
0.920% due 02/20/2018		2,061	2,061

JAPAN TREASURY BILLS 9.5%
(0.346)% due 04/06/2017 - 06/19/2017 (c)(d)	JPY	11,090,000	99,634

U.S. TREASURY BILLS 0.2%
0.712% due 04/20/2017 - 04/27/2017 (c)(d)(m)		$1,672	1,671

Total Short-Term Instruments (Cost $136,876)			139,808

Total Investments in Securities (Cost $1,448,473)			1,456,592

		SHARES
INVESTMENTS IN AFFILIATES 6.5%

SHORT-TERM INSTRUMENTS 6.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.5%
PIMCO Short-Term Floating NAV Portfolio III		6,951,838	68,726

Total Short-Term Instruments (Cost $68,729)			68,726

Total Investments in Affiliates (Cost $68,729)			68,726

Total Investments 144.8% (Cost $1,517,202)			$1,525,318

Financial Derivative Instruments (j)(l) (0.9)% (Cost or Premiums, net $(780))			(9,861)

Other Assets and Liabilities, net (43.9)%			(461,855)

Net Assets 100.0%			$1,053,602

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	119

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Odebrecht Offshore Drilling Finance Ltd.	6.625%	10/01/2023	01/26/2015	$ 380	$189	0.02%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$371	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(380)	$371	$371

Total Repurchase Agreements						$(380)	$371	$371

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOM	0.840%	01/09/2017	04/10/2017	$(22,222)	$(22,266)
NOM	0.850	01/18/2017	04/18/2017	(8,369)	(8,384)

Total Reverse Repurchase Agreements					$(30,650)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(i)	Securities with an aggregate market value of $30,454 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(22,266)	$0	$(22,266)	$21,982	$(284)
NOM	0	(8,384)	0	(8,384)	8,472	88
SSB	371	0	0	371	(380)	(9)

Total Borrowings and Other Financing Transactions	$371	$(30,650)	$0

120	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(8,384)	$0	$0	$(8,384)
U.S. Treasury Obligations	0	(22,266)	0	0	(22,266)

Total Borrowings	$0	$(30,650)	$0	$0	$(30,650)

Gross amount of recognized liabilities for reverse repurchase agreements					$(30,650)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(119,990) at a weighted average interest rate of 0.741%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note June Futures	$101.500	05/26/2017	497	$4	$1
Put - CBOT U.S. Treasury 5-Year Note June Futures	103.000	05/26/2017	3	0	0
Put - CBOT U.S. Treasury 5-Year Note June Futures	108.000	05/26/2017	172	1	0
Put - CBOT U.S. Treasury 10-Year Note June Futures	104.000	05/26/2017	177	2	0
Put - CBOT U.S. Treasury 10-Year Note June Futures	106.000	05/26/2017	128	1	0
Put - CBOT U.S. Treasury 10-Year Note June Futures	106.500	05/26/2017	39	0	0
Put - CBOT U.S. Treasury 10-Year Note June Futures	110.000	05/26/2017	892	8	1
Put - CBOT U.S. Treasury 10-Year Note June Futures	112.500	05/26/2017	64	1	1
Put - CME 90-Day Eurodollar June Futures	98.500	06/19/2017	1,484	41	9

				$58	$12

Total Purchased Options				$58	$12

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor September Futures	Long	09/2017	333	$9	$9	$0
90-Day Eurodollar December Futures	Short	12/2017	286	20	0	(7)
90-Day Eurodollar September Futures	Short	09/2017	180	18	5	0
Canada Government 10-Year Bond June Futures	Short	06/2017	153	(130)	56	0
Euro-BTP Italy Government Bond June Futures	Short	06/2017	18	(3)	3	(1)
Euro-Bund 10-Year Bond June Futures	Long	06/2017	489	127	151	(11)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	680	(817)	290	0
Put Options Strike @ EUR 140.000 on Euro-Bund 10-Year Bond June Futures	Long	05/2017	52	0	0	0
Put Options Strike @ EUR 141.000 on Euro-Bund 10-Year Bond June Futures	Long	06/2017	90	0	0	0
Put Options Strike @ EUR 143.000 on Euro-Bund 10-Year Bond June Futures	Long	05/2017	121	0	0	0
Put Options Strike @ EUR 143.500 on Euro-Bund 10-Year Bond June Futures	Long	06/2017	61	0	0	0
Put Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond June Futures	Long	05/2017	155	0	0	0
U.S. Treasury 5-Year Note June Futures	Long	06/2017	2,940	476	482	0
U.S. Treasury 10-Year Note June Futures	Long	06/2017	1,535	472	336	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	90	(69)	0	(28)
United Kingdom Long Gilt June Futures	Short	06/2017	139	(354)	11	(68)

Total Futures Contracts				$(251)	$1,343	$(115)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	121

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Dominion Resources, Inc.	1.000%	06/20/2021	0.257%	$	2,400	$(74)	$(16)	$0	$(1)
Tesco PLC	1.000	06/20/2022	1.916	EUR	2,000	(97)	1	0	0

						$(171)	$(15)	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	2.700%	12/19/2024	CAD	10,500	$(613)	$(72)	$26	$0
Receive	3-Month CAD-Bank Bill	1.750	12/16/2046		800	84	95	2	0
Receive	3-Month USD-LIBOR	2.000	12/16/2019	$	1,100	(13)	(7)	0	(1)
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2020		38,900	738	(150)	0	(22)
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2021		55,100	1,652	(14)	0	(43)
Receive(4)	3-Month USD-LIBOR	1.450	06/28/2021		34,800	591	653	0	(15)
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2022		34,900	1,468	10	0	(33)
Receive	3-Month USD-LIBOR	2.250	12/16/2022		45,900	(595)	(822)	0	(43)
Receive	3-Month USD-LIBOR	2.350	08/05/2025		1,300	(5)	2	0	(2)
Receive	3-Month USD-LIBOR	2.250	06/15/2026		18,300	42	101	0	(28)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		9,700	494	735	0	(14)
Pay	3-Month USD-LIBOR	1.750	12/21/2026		1,900	(97)	7	3	0
Receive	3-Month USD-LIBOR	2.250	12/21/2036		5,500	328	143	0	(8)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		66,100	(1,257)	(5,534)	0	(111)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		5,300	150	167	0	(7)
Receive(4)	6-Month GBP-LIBOR	1.000	09/20/2022	GBP	17,700	(92)	24	0	(58)
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027		13,500	(427)	(139)	0	(72)
Receive(4)	6-Month GBP-LIBOR	1.750	03/21/2048		3,800	(390)	(93)	0	(54)
Pay	6-Month JPY-LIBOR	0.300	03/18/2026	JPY	5,690,000	(316)	5	56	0

						$1,742	$(4,889)	$87	$(511)

Total Swap Agreements						$1,571	$(4,904)	$87	$(512)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(k)	Securities with an aggregate market value of $14,587 and cash of $767 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$12	$1,343	$87	$1,442	$0	$(115)	$(512)	$(627)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

122	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2017	KRW	21,671,005		$19,173	$0	$(235)
BOA	04/2017	DKK	49,022		7,441	411	0
	04/2017	EUR	21,661		22,977	0	(131)
	04/2017	JPY	58,800		520	0	(8)
	04/2017		$6,446	AUD	8,405	0	(25)
	04/2017		10,252	DKK	71,508	2	0
	04/2017		703	EUR	653	0	(7)
	05/2017	JPY	220,000		$1,952	0	(26)
	05/2017		$434	IDR	6,065,150	20	0
	06/2017	JPY	1,780,000		$15,672	0	(353)
	06/2017	SGD	26,563		18,911	0	(90)
	07/2017		$1,609	DKK	11,160	0	(1)
	04/2018	DKK	73,553		$10,774	3	(1)
BPS	04/2017	BRL	83,008		26,721	206	0
	04/2017	CAD	320		244	3	0
	04/2017	EUR	236		250	0	(1)
	04/2017	JPY	580,000		4,959	0	(251)
	04/2017		$26,337	BRL	83,008	254	(76)
	04/2017		1,059	CAD	1,423	11	0
	04/2017		22,681	EUR	21,030	0	(246)
	05/2017	EUR	21,030		$22,710	247	0
	05/2017	JPY	240,000		2,121	0	(39)
	05/2017		$26,562	BRL	83,008	0	(222)
	10/2017	BRL	56,800		$15,601	0	(1,842)
	01/2018		121		35	0	(1)
CBK	04/2017		65,136		20,558	0	(248)
	04/2017	CAD	13,058		9,768	0	(51)
	04/2017	EUR	317		334	0	(4)
	04/2017	JPY	720,000		6,203	0	(266)
	04/2017		$20,796	BRL	65,137	11	0
	04/2017		7,706	CAD	10,153	0	(72)
	05/2017	AUD	13,593		$10,424	48	(1)
	05/2017	JPY	490,000		4,386	0	(21)
	06/2017		2,200,000		19,351	0	(457)
DUB	04/2017	BRL	35,343		10,471	0	(819)
	04/2017	RUB	20,974		351	0	(20)
	04/2017		$11,308	BRL	35,343	2	(21)
	01/2018	BRL	300		$79	0	(11)
FBF	04/2017	CAD	336		251	0	(2)
GLM	04/2017	BRL	17,900		5,231	0	(487)
	04/2017	CAD	33,543		25,611	388	0
	04/2017	EUR	664		710	6	(5)
	04/2017	GBP	4,932		6,077	0	(102)
	04/2017		$5,650	BRL	17,900	68	0
	04/2017		3,839	DKK	26,641	0	(19)
	04/2017		1,061	GBP	864	21	0
	07/2017	DKK	11,491		$1,674	19	0
	04/2018		15,150		2,220	2	0
HUS	04/2017		$5,014	DKK	34,725	0	(34)
	10/2017	DKK	28,963		$4,435	243	0
	01/2018	BRL	23,700		7,065	0	(97)
	04/2018		37,000		10,885	0	(138)
JPM	04/2017		54,900		16,119	0	(1,418)
	04/2017	EUR	320		346	5	0
	04/2017	JPY	1,250,000		10,669	0	(560)
	04/2017	NZD	348		247	3	0
	04/2017		$17,327	BRL	54,900	209	0
	04/2017		1,889	EUR	1,759	0	(12)
	05/2017	JPY	1,570,000		$13,937	0	(182)
	06/2017	THB	4,101		117	0	(2)
	10/2017	BRL	10,500		2,970	0	(255)
	01/2018		$35	BRL	121	1	0
MSB	04/2017	BRL	44,637		$14,088	0	(170)
	04/2017		$14,364	BRL	44,637	0	(106)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	123

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
NAB	04/2017		$26,652	CAD	35,681	$179	$0
	05/2017	CAD	35,681		$26,664	0	(178)
NGF	04/2017	BRL	100		29	0	(3)
	04/2017		$32	BRL	100	0	0
	01/2018	BRL	36,900		$10,873	0	(278)
SCX	04/2017		65,136		20,558	0	(248)
	04/2017		$20,792	BRL	65,136	14	0
	06/2017	KRW	2,137,448		$1,856	0	(58)
	06/2017	TWD	1,123,734		36,447	0	(698)
	06/2017		$4,022	SGD	5,651	20	0
	10/2017	BRL	18,300		$4,973	0	(647)
TOR	04/2017		38,300		11,251	0	(983)
	04/2017		$12,088	BRL	38,300	146	0
	04/2017		2,603	DKK	18,180	4	0
	04/2018	DKK	18,180		$2,659	0	(4)
UAG	04/2017	EUR	244		264	3	0
	04/2017	JPY	1,040,000		8,905	0	(438)
	05/2017		780,000		6,893	0	(125)
	05/2017		$546	IDR	7,635,810	26	0
	06/2017	JPY	220,000		$1,924	0	(58)
	06/2017	KRW	6,491,702		5,661	0	(153)

Total Forward Foreign Currency Contracts						$2,575	$(13,006)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.940%	08/20/2018	$ 1,800	$ 176	$101
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	08/21/2017	3,800	259	52

							$ 435	$153

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 05/01/2047	$	69.000	05/04/2017	$60,000	$2	$0
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047		74.000	05/04/2017	35,000	2	0
JPM	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047		70.000	05/04/2017	60,000	2	0

						$6	$0

Total Purchased Options						$441	$153

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$3,000	$(160)	$(1)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$6,500	$(55)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	15,700	(140)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	6,400	(83)	0
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	2,300	(17)	0

						$(295)	$0

124	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	08/20/2018	$	7,800	$(174)	$(74)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	08/21/2017		16,800	(260)	(24)

								$(434)	$(98)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	$	101.195	05/04/2017	$5,000	$(20)	$(10)
JPM	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047		100.422	05/04/2017	8,000	(34)	(6)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047		100.656	05/04/2017	4,000	(17)	(4)

						$(71)	$(20)

Total Written Options						$(960)	$(119)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		255		3,329		0		(2,302)		(1,282)		0
Notional Amount in $		$443,500		$553,800		$(86,500)		$(693,900)		$(141,400)		$75,500
Notional Amount in AUD	AUD	9,000	AUD	117,200	AUD	(5,700)	AUD	(94,600)	AUD	(25,900)	AUD	0
Notional Amount in EUR	EUR	65,500	EUR	31,500	EUR	(26,000)	EUR	(51,000)	EUR	(20,000)	EUR	0
Notional Amount in GBP	GBP	0	GBP	22,500	GBP	(3,600)	GBP	(13,300)	GBP	(5,600)	GBP	0
Premiums		$(2,962)		$(5,218)		$776		$4,838		$1,606		$(960)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BRC	Goldman Sachs Group, Inc.	1.000%	06/20/2021	0.679%	$ 1,000	$(9)	$22	$13	$0
FBF	Goldman Sachs Group, Inc.	1.000	12/20/2020	0.623	900	(4)	17	13	0
GST	Morgan Stanley	1.000	12/20/2020	0.614	100	0	1	1	0
JPM	Goldman Sachs Group, Inc.	1.000	12/20/2020	0.623	700	(3)	13	10	0
	Goldman Sachs Group, Inc.	1.000	06/20/2021	0.679	2,500	(3)	37	34	0

						$(19)	$90	$71	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
							Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	$3,200	$(99)	$80	$0	$(19)
MEI	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	2,600	(201)	(130)	0	(331)

					$(300)	$(50)	$0	$(350)

Total Swap Agreements					$(319)	$40	$71	$(350)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	125

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(m)	Securities with an aggregate market value of $11,568 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
AZD	$0	$0	$0	$0	$(235)	$0	$0	$(235)	$(235)	$314	$79
BOA	436	0	0	436	(642)	0	0	(642)	(206)	249	43
BPS	721	0	0	721	(2,678)	0	0	(2,678)	(1,957)	2,231	274
BRC	0	0	13	13	0	0	0	0	13	0	13
CBK	59	0	0	59	(1,120)	0	0	(1,120)	(1,061)	1,045	(16)
DUB	2	0	0	2	(871)	0	(19)	(890)	(888)	806	(82)
FBF	0	0	13	13	(2)	(11)	0	(13)	0	21	21
GLM	504	101	0	605	(613)	(74)	0	(687)	(82)	0	(82)
GST	0	0	1	1	0	0	0	0	1	0	1
HUS	243	0	0	243	(269)	0	0	(269)	(26)	0	(26)
JPM	218	0	44	262	(2,429)	(10)	0	(2,439)	(2,177)	2,531	354
MEI	0	0	0	0	0	0	(331)	(331)	(331)	423	92
MSB	0	0	0	0	(276)	0	0	(276)	(276)	171	(105)
MYC	0	52	0	52	0	(24)	0	(24)	28	(93)	(65)
NAB	179	0	0	179	(178)	0	0	(178)	1	0	1
NGF	0	0	0	0	(281)	0	0	(281)	(281)	262	(19)
SCX	34	0	0	34	(1,651)	0	0	(1,651)	(1,617)	1,646	29
TOR	150	0	0	150	(987)	0	0	(987)	(837)	1,150	313
UAG	29	0	0	29	(774)	0	0	(774)	(745)	678	(67)

Total Over the Counter	$2,575	$153	$71	$2,799	$(13,006)	$(119)	$(350)	$(13,475)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$12	$12
Futures	0	0	0	0	1,343	1,343
Swap Agreements	0	0	0	0	87	87

	$0	$0	$0	$0	$1,442	$1,442

126	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,575	$0	$2,575
Purchased Options	0	0	0	0	153	153
Swap Agreements	0	71	0	0	0	71

	$0	$71	$0	$2,575	$153	$2,799

	$0	$71	$0	$2,575	$1,595	$4,241

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$115	$115
Swap Agreements	0	1	0	0	511	512

	$0	$1	$0	$0	$626	$627

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,006	$0	$13,006
Written Options	0	0	0	1	118	119
Swap Agreements	0	350	0	0	0	350

	$0	$350	$0	$13,007	$118	$13,475

	$0	$351	$0	$13,007	$744	$14,102

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(76)	$(76)
Written Options	0	0	0	0	672	672
Futures	0	0	0	0	(10,402)	(10,402)
Swap Agreements	0	745	0	0	(8,262)	(7,517)

	$0	$745	$0	$0	$(18,068)	$(17,323)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$36,413	$0	$36,413
Purchased Options	0	0	0	0	(1,280)	(1,280)
Written Options	0	98	0	2,477	2,016	4,591
Swap Agreements	0	2,542	0	91	20	2,653

	$0	$2,640	$0	$38,981	$756	$42,377

	$0	$3,385	$0	$38,981	$(17,312)	$25,054

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(45)	$(45)
Written Options	0	0	0	0	(13)	(13)
Futures	0	0	0	0	3,369	3,369
Swap Agreements	0	(15)	0	0	27,269	27,254

	$0	$(15)	$0	$0	$30,580	$30,565

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(29,984)	$0	$(29,984)
Purchased Options	0	0	0	0	664	664
Written Options	0	(70)	0	537	(683)	(216)
Swap Agreements	0	(406)	0	0	(13)	(419)

	$0	$(476)	$0	$(29,447)	$(32)	$(29,955)

	$0	$(491)	$0	$(29,447)	$30,548	$610

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	127

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$204,518	$0	$204,518
Industrials	0	60,891	0	60,891
Utilities	0	26,860	0	26,860
Municipal Bonds & Notes
California	0	16,667	0	16,667
Illinois	0	3,247	0	3,247
U.S. Government Agencies	0	501,067	0	501,067
U.S. Treasury Obligations	0	242,584	0	242,584
Non-Agency Mortgage-Backed Securities	0	43,197	750	43,947
Asset-Backed Securities	0	124,482	0	124,482
Sovereign Issues	0	82,398	0	82,398
Preferred Securities
Banking & Finance	0	2,455	0	2,455
Industrials	0	146	0	146
Real Estate	0	7,522	0	7,522
Short-Term Instruments
Certificates of Deposit	0	30,779	0	30,779
Commercial Paper	0	5,292	0	5,292
Repurchase Agreements	0	371	0	371
Short-Term Notes	0	2,061	0	2,061
Japan Treasury Bills	0	99,634	0	99,634
U.S. Treasury Bills	0	1,671	0	1,671

	$0	$1,455,842	$750	$1,456,592

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$68,726	$0	$0	$68,726

Total Investments	$68,726	$1,455,842	$750	$1,525,318

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,353	89	0	1,442
Over the counter	0	2,799	0	2,799

	$1,353	$2,888	$0	$4,241

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(115)	(512)	0	(627)
Over the counter	0	(13,475)	0	(13,475)

	$(115)	$(13,987)	$0	$(14,102)

Total Financial Derivative Instruments	$1,238	$(11,099)	$0	$(9,861)

Totals	$69,964	$1,444,743	$750	$1,515,457

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

128	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Bond Fund

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%
CenturyLink, Inc.
6.000% due 02/17/2018		$7,700	$7,660
FMG Resources Pty. Ltd.
3.750% due 06/30/2019		2,465	2,481

Total Loan Participations and Assignments (Cost $10,118)			10,141

CORPORATE BONDS & NOTES 26.2%

BANKING & FINANCE 19.7%
ABN AMRO Bank NV
4.750% due 07/28/2025		1,400	1,445
AGFC Capital Trust
2.772% due 01/15/2067		6,600	3,729
Ally Financial, Inc.
3.500% due 01/27/2019		3,000	3,030
4.750% due 09/10/2018		5,000	5,150
6.250% due 12/01/2017		9,000	9,248
Aviation Loan Trust
3.241% due 12/15/2022		6,960	6,325
Banco Bilbao Vizcaya Argentaria S.A.
7.000% due 02/19/2019 (f)	EUR	2,600	2,780
Banco Popular Espanol S.A.
8.250% due 04/10/2020 (f)		1,200	1,180
Bank of America Corp.
0.510% due 03/28/2018	EUR	1,000	1,069
2.000% due 01/11/2018		$2,200	2,206
4.125% due 01/22/2024		11,000	11,506
4.382% due 10/21/2025	MXN	119,000	7,309
5.650% due 05/01/2018		$36,300	37,775
5.750% due 12/01/2017		14,275	14,654
6.000% due 09/01/2017		1,610	1,639
6.400% due 08/28/2017		7,150	7,290
6.500% due 07/15/2018		300	317
6.875% due 04/25/2018		62,300	65,572
6.875% due 11/15/2018		300	323
Barclays Bank PLC
7.700% due 04/25/2018 (f)		2,259	2,360
10.000% due 05/21/2021	GBP	25,675	41,405
14.000% due 06/15/2019 (f)		27,431	42,146
Bear Stearns Cos. LLC
6.400% due 10/02/2017		$26,200	26,832
Blackstone CQP Holdco LP
6.500% due 03/20/2021		3,400	3,415
BNP Paribas S.A.
7.375% due 08/19/2025 (f)		2,000	2,057
Cooperatieve Rabobank UA
2.500% due 01/19/2021		2,000	2,003
6.875% due 03/19/2020	EUR	4,000	5,045
11.000% due 06/30/2019 (f)		$300	351
Corp. Andina de Fomento
3.950% due 10/15/2021 (e)	MXN	262,978	13,803
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		$14,975	14,756
Deutsche Bank AG
4.250% due 10/14/2021		15,150	15,541
Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		5,383	5,613
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		4,203	4,352
Eksportfinans ASA
5.500% due 06/26/2017		10,000	10,068
Ford Motor Credit Co. LLC
6.625% due 08/15/2017		14,500	14,762
Goldman Sachs Group, Inc.
6.150% due 04/01/2018		300	313
HBOS PLC
5.374% due 06/30/2021	EUR	1,100	1,387
HSBC Bank USA N.A.
6.000% due 08/09/2017		$12,100	12,279

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSBC Holdings PLC
3.400% due 03/08/2021		$400	$409
4.300% due 03/08/2026		400	417
International Lease Finance Corp.
7.125% due 09/01/2018		5,300	5,666
JPMorgan Chase & Co.
2.250% due 01/23/2020		18,005	18,069
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		22,300	22,769
Lloyds Bank PLC
4.385% due 05/12/2017 (f)	EUR	600	695
12.000% due 12/16/2024 (f)		$19,250	25,920
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	2,500	3,423
Morgan Stanley
5.950% due 12/28/2017		$700	722
6.625% due 04/01/2018		3,500	3,664
MUFG Union Bank N.A.
2.625% due 09/26/2018		19,300	19,504
Nationwide Building Society
3.900% due 07/21/2025		2,800	2,908
Navient Corp.
5.000% due 06/15/2018		1,855	1,867
5.500% due 01/15/2019		7,186	7,463
5.875% due 03/25/2021		6,504	6,569
Novo Banco S.A.
5.000% due 04/23/2019	EUR	100	99
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		$600	647
QBE Insurance Group Ltd.
7.500% due 11/24/2043		17,650	20,077
Royal Bank of Scotland Group PLC
6.125% due 12/15/2022		180	191
6.400% due 10/21/2019		42,650	46,496
6.666% due 10/05/2017 (f)	CAD	5,300	4,402
6.990% due 10/05/2017 (f)		$20,945	23,668
7.387% due 09/22/2017 (f)	GBP	939	1,205
7.648% due 09/30/2031 (f)		$2,125	2,518
8.000% due 08/10/2025 (f)		900	895
Santander UK PLC
2.500% due 03/14/2019		24,500	24,701
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	EUR	3,400	4,096
Toronto-Dominion Bank
2.009% due 04/07/2021		$13,300	13,542
UBS AG
7.625% due 08/17/2022		35,100	40,670
Volkswagen Bank GmbH
0.081% due 11/27/2017	EUR	3,400	3,626
Wells Fargo & Co.
2.600% due 07/22/2020		$4,800	4,849
5.900% due 06/15/2024 (f)		1,300	1,359

			714,141

INDUSTRIALS 4.1%
AbbVie, Inc.
2.500% due 05/14/2020		700	705
3.600% due 05/14/2025		4,700	4,709
4.500% due 05/14/2035		4,500	4,505
Actavis Funding SCS
2.200% due 03/12/2018		6,300	6,343
Altice Financing S.A.
6.625% due 02/15/2023		700	730
Broadcom Corp.
3.000% due 01/15/2022		5,400	5,390
3.625% due 01/15/2024		500	504
Charter Communications Operating LLC
3.579% due 07/23/2020		1,300	1,339
4.464% due 07/23/2022		5,500	5,799
4.908% due 07/23/2025		10,200	10,788
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		1,800	1,883

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Continental Airlines Pass-Through Trust
6.703% due 12/15/2022		$112	$118
CVS Health Corp.
3.500% due 07/20/2022		500	515
5.125% due 07/20/2045		1,700	1,880
Diamond Finance Corp.
3.480% due 06/01/2019		3,550	3,641
4.420% due 06/15/2021		3,650	3,820
6.020% due 06/15/2026		2,250	2,462
DISH DBS Corp.
4.625% due 07/15/2017		300	303
Enterprise Products Operating LLC
5.200% due 09/01/2020		3,275	3,569
HCA, Inc.
3.750% due 03/15/2019		18,250	18,706
Imperial Tobacco Finance PLC
2.050% due 02/11/2018		4,300	4,306
Kinder Morgan Energy Partners LP
6.850% due 02/15/2020		5,534	6,162
Kraft Heinz Foods Co.
5.000% due 07/15/2035		200	209
Mallinckrodt International Finance S.A.
3.500% due 04/15/2018		1,200	1,204
QUALCOMM, Inc.
4.650% due 05/20/2035		1,500	1,561
4.800% due 05/20/2045		1,900	1,986
QVC, Inc.
3.125% due 04/01/2019		3,500	3,555
Reynolds American, Inc.
4.000% due 06/12/2022		800	841
Safeway, Inc.
7.250% due 02/01/2031		1,000	974
SFR Group S.A.
7.375% due 05/01/2026		8,300	8,580
Telenet Finance Luxembourg S.C.A.
6.250% due 08/15/2022	EUR	3,000	3,365
Universal Health Services, Inc.
3.750% due 08/01/2019		$20,800	21,138
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		500	1
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		570	588
7.000% due 03/15/2024		800	823
Zimmer Biomet Holdings, Inc.
2.000% due 04/01/2018		7,300	7,314
2.700% due 04/01/2020		3,600	3,628
3.150% due 04/01/2022		3,100	3,114
3.550% due 04/01/2025		1,500	1,486

			148,544

UTILITIES 2.4%
AES Corp.
4.055% due 06/01/2019		11,397	11,425
AT&T, Inc.
3.800% due 03/15/2022		100	104
Embarq Corp.
7.995% due 06/01/2036		3,900	3,900
Petrobras Global Finance BV
4.375% due 05/20/2023		50	48
6.625% due 01/16/2034	GBP	1,200	1,469
6.850% due 06/05/2115		$200	179
8.375% due 05/23/2021		22,450	25,453
Sprint Capital Corp.
6.900% due 05/01/2019		250	267
Sprint Communications, Inc.
8.375% due 08/15/2017		20,425	20,900
Telecom Italia SpA
4.500% due 01/25/2021	EUR	700	845
Transocean Proteus Ltd.
6.250% due 12/01/2024		$2,550	2,646
Verizon Communications, Inc.
2.137% due 03/16/2022		3,550	3,585

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	129

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.125% due 03/16/2022	$7,300	$7,333
3.500% due 11/01/2021	250	257
4.125% due 03/16/2027	7,400	7,542

		85,953

Total Corporate Bonds & Notes (Cost $944,396)		948,638

MUNICIPAL BONDS & NOTES 1.5%

CALIFORNIA 0.4%
California State General Obligation Notes, Series 2010
6.200% due 03/01/2019	15,000	16,335

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	3,200	3,294

WASHINGTON 0.8%
Energy Northwest, Washington Revenue Bonds, Series 2012
3.103% due 07/01/2023	4,300	4,421
Energy Northwest, Washington Revenue Notes, Series 2012
2.803% due 07/01/2021	8,500	8,685
2.953% due 07/01/2022	15,000	15,279

		28,385

WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (c)	34,905	1,763
7.467% due 06/01/2047	5,420	5,199

		6,962

Total Municipal Bonds & Notes (Cost $51,845)		54,976

U.S. GOVERNMENT AGENCIES 8.5%
Fannie Mae
0.859% due 12/25/2036	82	80
1.102% due 03/25/2034	85	84
1.112% due 03/25/2036	41	39
1.132% due 08/25/2034	31	31
1.282% due 12/25/2028	3	3
1.332% due 03/25/2037 - 05/25/2042	196	196
1.428% due 10/18/2030	3	3
1.528% due 04/18/2032	40	41
1.814% due 08/01/2042 - 10/01/2044	293	298
1.882% due 04/25/2032	2	2
2.125% due 11/25/2023	25	26
2.649% due 08/01/2029	12	12
2.688% due 05/01/2036	91	97
2.759% due 09/01/2031	15	16
2.768% due 09/01/2039	23	23
2.806% due 01/01/2036	183	194
2.875% due 09/01/2035	468	492
2.887% due 12/01/2034	45	47
2.942% due 11/01/2034	332	353
2.998% due 05/25/2035	28	29
3.003% due 09/01/2034	19	20
3.026% due 05/01/2036	10	11
3.079% due 12/01/2034	31	32
3.143% due 03/01/2036	292	308
3.260% due 02/01/2036	72	77
3.317% due 12/01/2035	2	2
3.500% due 10/01/2040 - 09/01/2046	26,392	27,028
4.229% due 08/01/2028	3	3
4.300% due 12/01/2036	28	29
4.750% due 03/01/2027	1	1
5.000% due 01/25/2035	22	24
5.610% due 01/25/2032	53	56

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.699% due 02/25/2033	$180	$193
5.750% due 08/25/2033	67	75
6.000% due 01/25/2033 - 07/25/2044	231	267
6.473% due 10/25/2031	2	2
6.500% due 06/01/2036 - 10/01/2038	3,455	3,980
6.589% due 10/25/2031	126	135
7.500% due 12/25/2019 - 06/25/2032	124	134
9.000% due 12/25/2019	13	14
Fannie Mae, TBA
3.000% due 05/01/2047	38,400	38,013
3.500% due 04/01/2047 - 06/01/2047	201,200	205,456
5.500% due 05/01/2047	1,000	1,110
Federal Housing Administration
6.896% due 07/01/2020	202	197
7.430% due 02/01/2023	3	3
7.465% due 11/01/2019	9	9
Freddie Mac
1.112% due 10/15/2020	1	1
1.262% due 12/15/2029	65	65
1.412% due 01/15/2032	10	10
1.537% due 10/25/2021 (a)	35,968	2,071
2.014% due 07/25/2044	2,548	2,564
2.492% due 05/01/2025	1	1
2.594% due 09/01/2035	11	12
2.848% due 12/01/2032	6	6
2.969% due 08/01/2035	15	16
3.021% due 09/01/2035	6	7
3.227% due 03/01/2036	115	122
4.768% due 05/25/2018	61	62
5.000% due 03/15/2021 - 08/15/2038	131	137
5.217% due 07/25/2033	2	3
5.411% due 11/25/2030	16	16
5.500% due 09/15/2039	142	158
6.000% due 05/15/2035	227	259
6.500% due 10/25/2043	85	100
6.555% due 09/25/2029	88	96
6.606% due 12/25/2030	143	166
7.000% due 07/25/2043	50	60
7.500% due 08/15/2030 - 03/25/2044	104	125
Ginnie Mae
1.278% due 05/20/2037	877	874
1.428% due 04/16/2032	10	10
1.478% due 12/16/2025	41	42
2.000% due 02/20/2024 - 01/20/2027	108	111
2.125% due 06/20/2021 - 07/20/2030	100	103
2.250% due 12/20/2021 - 10/20/2029	50	52
5.000% due 03/15/2039 - 05/15/2039	1,560	1,713
5.500% due 10/15/2034 - 03/15/2035	110	124
6.000% due 06/20/2038	39	42
8.000% due 03/20/2030	16	19
8.500% due 04/20/2030 - 07/20/2030	2	2
Ginnie Mae, TBA
4.000% due 05/01/2047	17,000	17,924
Small Business Administration
4.340% due 03/01/2024	63	66
4.760% due 09/01/2025	63	67
5.600% due 09/01/2028	265	290
6.220% due 12/01/2028	265	296
7.190% due 12/01/2019	29	30
7.200% due 10/01/2019	140	145

Total U.S. Government Agencies (Cost $306,059)		307,212

U.S. TREASURY OBLIGATIONS 15.5%
U.S. Treasury Bonds
2.500% due 02/15/2045	20	18

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 05/15/2046	$600	$537
U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2026 (k)	7,041	6,875
0.375% due 07/15/2023 (k)	203,507	206,914
0.625% due 01/15/2026	3,994	4,070
2.000% due 01/15/2026 (k)	6,852	7,782
U.S. Treasury Notes
1.250% due 07/31/2023 (i)(k)(m)	48,800	46,186
1.375% due 06/30/2023 (k)	6,402	6,116
1.625% due 02/15/2026 (k)(m)	8,910	8,378
2.000% due 05/31/2021 (i)(k)	38,300	38,592
2.000% due 07/31/2022 (i)(k)(m)	90,600	90,572
2.000% due 02/15/2025 (k)(m)	2,400	2,347
2.125% due 09/30/2021 (i)(k)	94,100	95,078
2.125% due 05/15/2025 (k)(m)	1,485	1,462
2.250% due 12/31/2023 (k)(m)	31,200	31,310
2.250% due 01/31/2024 (k)	9,520	9,548
2.375% due 08/15/2024 (k)(m)	4,600	4,636

Total U.S. Treasury Obligations (Cost $559,452)		560,421

NON-AGENCY MORTGAGE-BACKED SECURITIES 14.5%
Adjustable Rate Mortgage Trust
1.242% due 03/25/2036	454	318
3.082% due 10/25/2035 ^	1,828	1,656
3.362% due 09/25/2035	17	14
Ally Financial, Inc.
2.500% due 12/15/2017 (g)	30,000	29,922
American Home Mortgage Assets Trust
1.172% due 05/25/2046 ^	725	560
1.558% due 11/25/2046	11,811	6,122
1.608% due 10/25/2046	328	259
American Home Mortgage Investment Trust
2.862% due 09/25/2045	423	419
3.225% due 10/25/2034	26	26
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	882	821
Banc of America Funding Trust
1.168% due 10/20/2036	746	643
1.192% due 04/25/2037 ^	652	466
1.258% due 06/20/2047	2,000	1,616
1.382% due 05/25/2037 ^	411	324
3.171% due 06/20/2037 ^	245	230
3.368% due 10/20/2046 ^	2,957	2,367
5.500% due 09/25/2034	1,970	1,935
5.806% due 03/25/2037 ^	21	18
5.878% due 10/25/2036 ^	625	513
6.000% due 08/25/2037 ^	1,907	1,670
Banc of America Mortgage Trust
3.245% due 05/25/2034	342	344
3.593% due 02/25/2034	119	118
6.500% due 10/25/2031	4	5
BCAP LLC Trust
1.454% due 11/26/2046	4,973	4,807
2.456% due 04/26/2037	3,040	3,021
3.045% due 10/26/2036	387	269
4.000% due 04/26/2037	413	414
5.250% due 02/26/2036	3,264	2,744
5.250% due 06/26/2037	1,451	1,435
9.741% due 02/26/2036	2,091	790
12.075% due 04/26/2037	1,737	496
12.663% due 06/26/2036	3,356	1,340
BCRR Trust
5.949% due 08/17/2045	436	436
Bear Stearns Adjustable Rate Mortgage Trust
3.052% due 11/25/2034	230	225
3.081% due 05/25/2034	18	17
3.121% due 04/25/2034	84	84
3.121% due 08/25/2035	177	162
3.192% due 08/25/2035	343	308
3.276% due 10/25/2034	90	85
3.362% due 01/25/2034	446	446
3.389% due 05/25/2034	51	49
3.549% due 11/25/2034	7	7
3.629% due 02/25/2033	11	11

130	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns ALT-A Trust
1.182% due 02/25/2034	$150	$124
1.302% due 08/25/2036 ^	2,682	2,377
1.322% due 08/25/2036	1,098	952
1.422% due 04/25/2036	3,659	3,467
1.662% due 09/25/2034	51	50
1.682% due 09/25/2034	742	732
3.008% due 03/25/2036	2,122	1,474
3.144% due 03/25/2036	600	486
3.155% due 08/25/2036 ^	23	17
3.236% due 11/25/2035 ^	194	160
3.239% due 01/25/2036 ^	2,059	1,798
3.404% due 05/25/2035	4,077	4,016
3.404% due 11/25/2036 ^	785	714
Bear Stearns Asset-Backed Securities Trust
5.750% due 11/25/2034 ^	1,433	1,374
Bear Stearns Mortgage Funding Trust
1.172% due 01/25/2037	3,625	3,040
Chase Mortgage Finance Trust
3.193% due 07/25/2037	88	88
3.275% due 02/25/2037	113	113
ChaseFlex Trust
1.282% due 07/25/2037	964	763
1.442% due 07/25/2037 ^	515	267
4.301% due 08/25/2037 ^	3,425	2,866
6.000% due 02/25/2037 ^	1,015	754
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.212% due 05/25/2036	1,789	1,602
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	182	181
6.000% due 09/25/2037	425	441
Citigroup Commercial Mortgage Trust
2.690% due 04/10/2046	69	70
5.779% due 12/10/2049	61	62
Citigroup Global Markets Mortgage Securities, Inc.
1.482% due 05/25/2032	93	91
Citigroup Mortgage Loan Trust, Inc.
2.410% due 09/25/2035	589	573
2.990% due 11/25/2035	2,505	2,406
3.067% due 08/25/2035	1,419	1,399
3.067% due 08/25/2035 ^	158	110
3.318% due 11/25/2036 ^	1,048	924
3.491% due 02/25/2034	172	171
5.287% due 09/25/2037 ^	3,512	2,830
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044	37	37
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	937	815
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	881	733
Countrywide Alternative Loan Trust
1.058% due 12/25/2035	497	443
1.102% due 06/25/2036	1,783	1,500
1.122% due 04/25/2047	5,026	4,338
1.152% due 01/25/2037 ^	188	175
1.172% due 09/25/2046 ^	189	148
1.182% due 06/25/2037	29	26
1.206% due 07/20/2035	59	55
1.232% due 09/25/2046 ^	894	266
1.296% due 11/20/2035	4,101	3,307
1.332% due 05/25/2036 ^	1,804	916
1.332% due 05/25/2037 ^	72	38
1.352% due 02/25/2037 ^	14,268	5,185
1.382% due 05/25/2036	2,901	2,232
1.432% due 09/25/2035 ^	4,596	3,258
1.482% due 12/25/2035 ^	5,023	3,593
1.482% due 05/25/2037 ^	1,756	955
1.682% due 05/25/2036	2,077	1,126
1.692% due 07/25/2036 ^	1,627	811
1.732% due 08/25/2035 ^	146	118
1.782% due 12/25/2035 ^	1,066	884
1.882% due 12/25/2036 ^	7,178	3,877
2.118% due 01/25/2036	1,490	1,388
3.079% due 10/25/2035 ^	706	584
4.165% due 06/25/2047	279	248
5.250% due 06/25/2035 ^	33	31

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 04/25/2035		$743	$724
5.500% due 10/25/2035 ^		763	652
5.500% due 11/25/2035 ^		3,179	2,648
5.500% due 12/25/2035 ^		407	337
5.500% due 01/25/2036		663	553
5.500% due 03/25/2036 ^		86	68
5.750% due 07/25/2035 ^		3,043	2,700
6.000% due 04/25/2036 ^		1,140	895
6.000% due 01/25/2037 ^		1,451	1,279
6.000% due 02/25/2037 ^		3,447	2,483
6.000% due 03/25/2037 ^		1,567	1,174
6.000% due 08/25/2037 ^		912	754
6.250% due 11/25/2036 ^		788	694
6.500% due 09/25/2037 ^		1,629	1,162
Countrywide Home Loan Mortgage Pass-Through Trust
1.562% due 04/25/2035		4	3
1.622% due 03/25/2035		235	213
1.642% due 02/25/2035		90	79
1.722% due 02/25/2035		1,714	1,421
1.742% due 09/25/2034		8	7
2.658% due 07/25/2034		263	263
2.930% due 09/25/2034 ^		45	33
3.016% due 06/20/2035		26	23
3.061% due 11/19/2033		36	34
3.097% due 11/25/2034		101	100
3.155% due 08/25/2034 ^		13	11
3.155% due 08/25/2034		205	197
3.196% due 03/25/2037 ^		216	154
3.306% due 02/20/2036 ^		1,171	1,035
3.309% due 02/20/2036 ^		699	623
3.327% due 06/25/2033		343	343
3.332% due 10/19/2032		9	8
3.335% due 12/25/2033		41	41
5.500% due 03/25/2035		262	266
5.500% due 11/25/2035 ^		143	126
5.500% due 07/25/2037 ^		914	760
5.750% due 07/25/2037 ^		4,572	4,172
6.000% due 02/25/2036 ^		856	700
6.000% due 03/25/2036 ^		8	7
Countrywide Home Loan Reperforming REMIC Trust
1.322% due 06/25/2035		1,793	1,643
1.382% due 11/25/2034		47	41
Credit Suisse Commercial Mortgage Trust
1.028% due 02/27/2036		454	446
Credit Suisse First Boston Mortgage Securities Corp.
0.259% due 05/15/2023 (a)		205,026	1,442
1.423% due 03/25/2032		87	82
2.809% due 07/25/2033		9	8
6.000% due 01/25/2036 ^		1,780	1,237
Credit Suisse First Boston Mortgage-Backed Trust
7.000% due 02/25/2034		255	279
Credit Suisse Mortgage Capital Certificates
2.816% due 07/27/2037		3,934	3,501
3.182% due 02/26/2036		855	834
3.214% due 08/27/2046		4,112	4,160
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.250% due 08/25/2036 ^		843	710
7.000% due 08/25/2037		1,266	874
Deutsche ALT-A Securities, Inc.
1.082% due 08/25/2037 ^		1,222	1,011
1.102% due 08/25/2036		3,974	3,170
1.192% due 08/25/2037 ^		498	473
1.282% due 04/25/2037		846	514
Downey Savings & Loan Association Mortgage Loan Trust
1.238% due 08/19/2045		28	25
1.534% due 03/19/2046 ^		1,222	1,060
EF Hutton Trust
9.950% due 10/20/2018		1	1
EMF-NL BV
0.673% due 07/17/2041	EUR	1,200	1,120
EMF-NL Prime BV
0.473% due 04/17/2041		5,814	5,784
Eurosail BV
1.173% due 10/17/2040		3,239	3,462
First Horizon Alternative Mortgage Securities Trust
3.023% due 03/25/2035		$59	45

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.066% due 01/25/2036 ^		$8,175	$6,479
3.077% due 04/25/2036 ^		931	826
3.134% due 06/25/2036		1,087	895
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		1,682	1,451
First Horizon Mortgage Pass-Through Trust
2.971% due 08/25/2035		369	321
3.076% due 02/25/2034		471	471
First Republic Mortgage Loan Trust
1.262% due 11/15/2031		552	534
GMAC Mortgage Corp. Loan Trust
3.660% due 06/25/2034		8	8
GreenPoint Mortgage Funding Trust
1.252% due 11/25/2045		116	101
1.422% due 06/25/2045		17	15
Greenpoint Mortgage Pass-Through Certificates
3.674% due 10/25/2033		56	56
Grifonas Finance PLC
0.042% due 08/28/2039	EUR	849	715
GS Mortgage Securities Trust
3.135% due 06/10/2046		$310	316
GSMPS Mortgage Loan Trust
1.332% due 03/25/2035		72	64
GSR Mortgage Loan Trust
2.560% due 03/25/2033		19	19
2.707% due 06/25/2034		314	305
5.750% due 03/25/2036 ^		530	481
5.750% due 01/25/2037		1,158	1,082
6.000% due 02/25/2036 ^		3,059	2,448
6.000% due 03/25/2037 ^		1,958	1,863
6.000% due 05/25/2037 ^		777	720
6.500% due 09/25/2036 ^		572	447
HarborView Mortgage Loan Trust
1.158% due 11/19/2036		243	202
1.158% due 07/19/2046 ^		269	156
1.158% due 11/19/2046 ^		72	54
1.218% due 06/19/2035		94	86
1.228% due 01/19/2036		2,109	1,400
1.258% due 02/19/2036		1,525	1,108
1.288% due 11/19/2035		1,557	1,277
1.728% due 10/19/2035		914	737
1.798% due 11/19/2034		1,138	957
2.466% due 06/19/2045 ^		3,733	2,267
3.263% due 04/19/2034		12	12
HomeBanc Mortgage Trust
2.890% due 04/25/2037 ^		14,212	11,377
Impac CMB Trust
1.642% due 03/25/2035		195	181
Impac Secured Assets Trust
1.332% due 05/25/2036		327	297
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust
5.314% due 01/25/2051		402	444
IndyMac Mortgage Loan Trust
1.142% due 04/25/2037		791	678
1.172% due 09/25/2046		42	37
1.182% due 11/25/2046		679	577
1.232% due 02/25/2037		2,700	1,804
3.024% due 12/25/2034		769	730
3.090% due 01/25/2036 ^		703	589
3.144% due 01/25/2036		1,698	1,605
3.193% due 10/25/2034		1,993	1,937
3.312% due 06/25/2037 ^		1,122	904
3.313% due 06/25/2036		1,314	1,180
3.462% due 12/25/2036 ^		69	64
JPMorgan Alternative Loan Trust
1.122% due 03/25/2037		1,237	945
1.278% due 06/27/2037		724	580
3.313% due 05/25/2037 ^		2,223	1,887
5.500% due 11/25/2036 ^		1	1
5.654% due 05/26/2037		7,965	6,675
6.310% due 08/25/2036 ^		2,747	2,340
JPMorgan Chase Commercial Mortgage Securities Trust
2.554% due 04/15/2046		264	267
2.665% due 01/15/2046		264	267
3.414% due 01/15/2046		57	59

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	131

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.115% due 07/15/2041		$7	$7
5.716% due 02/15/2051		108	110
JPMorgan Mortgage Trust
2.822% due 11/25/2033		14	14
3.078% due 11/25/2035		740	707
3.263% due 04/25/2036 ^		483	446
3.283% due 07/25/2035		59	60
3.357% due 04/25/2037 ^		87	78
5.750% due 01/25/2036 ^		1,582	1,335
6.000% due 08/25/2037 ^		21	18
6.250% due 07/25/2036 ^		2,196	1,772
6.500% due 01/25/2036 ^		803	703
6.500% due 08/25/2036 ^		2,973	2,459
12.998% due 05/25/2034		204	203
JPMorgan Resecuritization Trust
2.853% due 06/27/2037		94	91
3.137% due 05/27/2037		2,646	2,582
LB Commercial Mortgage Trust
6.007% due 07/15/2044		2,918	2,929
Lehman XS Trust
1.182% due 08/25/2046		3,860	3,129
1.212% due 04/25/2046 ^		3,959	3,619
LMREC, Inc.
2.734% due 02/22/2032		15,000	15,118
MASTR Adjustable Rate Mortgages Trust
1.192% due 05/25/2047 ^		538	512
1.282% due 05/25/2047 ^		638	438
3.050% due 11/21/2034		86	88
3.283% due 05/25/2034		196	193
MASTR Seasoned Securitization Trust
3.481% due 10/25/2032		25	24
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.612% due 11/15/2031		139	131
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.352% due 12/15/2030		284	273
Merrill Lynch Alternative Note Asset Trust
0.948% due 02/25/2037		735	691
Merrill Lynch Mortgage Investors Trust
0.720% due 11/25/2029 (a)		2,984	58
1.232% due 11/25/2035		4	4
1.362% due 08/25/2035		2,536	2,459
1.642% due 06/25/2028		3	3
1.784% due 10/25/2035		528	504
2.960% due 02/25/2036		1,340	1,333
2.991% due 02/25/2033		37	36
3.204% due 03/25/2036 ^		1,594	1,159
3.369% due 05/25/2033		6	6
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.861% due 08/12/2049		181	182
Morgan Stanley Bank of America Merrill Lynch Trust
2.469% due 02/15/2046		128	129
2.657% due 05/15/2046		130	131
2.825% due 08/15/2045		138	140
3.912% due 07/15/2046		44	46
Morgan Stanley Mortgage Loan Trust
1.242% due 03/25/2036		754	598
2.954% due 08/25/2034		359	338
2.996% due 06/25/2036		56	55
3.014% due 06/25/2036		8,643	8,407
3.067% due 07/25/2035 ^		231	207
3.310% due 07/25/2035		386	358
3.346% due 08/25/2034		37	36
Morgan Stanley Re-REMIC Trust
5.949% due 08/12/2045		57	57
Mortgages PLC
0.816% due 10/31/2038	GBP	1,726	2,113
NAAC Reperforming Loan REMIC Trust Certificates
6.500% due 02/25/2035 ^		$954	935
Nomura Asset Acceptance Corp. Alternative Loan Trust
1.402% due 04/25/2047		8,818	6,063
3.065% due 10/25/2035		1,061	985
3.618% due 08/25/2035		735	720

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
1.362% due 12/25/2035		$6,532	$6,069
5.675% due 12/25/2035		388	392
Prime Mortgage Trust
1.382% due 02/25/2034		5	4
5.500% due 06/25/2036 ^		277	277
RBSGC Structured Trust
5.500% due 11/25/2035 ^		8,545	8,259
RBSSP Resecuritization Trust
1.018% due 06/27/2036		9,319	6,250
1.018% due 08/27/2037		2,379	2,199
Residential Accredit Loans, Inc. Trust
1.122% due 01/25/2037		2,333	1,936
1.162% due 05/25/2036		2,687	2,334
1.167% due 12/25/2036		177	146
1.232% due 02/25/2036 ^		408	309
1.232% due 08/25/2037		163	140
1.382% due 11/25/2036 ^		565	369
1.382% due 10/25/2045		367	316
1.662% due 12/25/2033		176	161
3.552% due 03/25/2035 ^		919	796
3.745% due 02/25/2035 ^		1,387	1,128
4.197% due 12/26/2034 ^		437	345
4.301% due 09/25/2035 ^		747	625
4.306% due 01/25/2036 ^		3,363	2,712
6.000% due 06/25/2036 ^		516	443
6.500% due 09/25/2037 ^		617	535
Residential Asset Securitization Trust
1.332% due 10/25/2018		6	6
1.382% due 01/25/2046 ^		2,260	1,040
1.432% due 02/25/2034		170	154
5.500% due 09/25/2035 ^		150	132
5.500% due 12/25/2035 ^		411	359
5.750% due 02/25/2036 ^		1,329	1,026
6.000% due 07/25/2036		631	533
6.000% due 07/25/2037 ^		1,808	1,232
Residential Funding Mortgage Securities, Inc. Trust
3.661% due 09/25/2036 ^		61	44
3.893% due 02/25/2036 ^		922	841
6.000% due 10/25/2036 ^		1,011	970
6.500% due 03/25/2032		32	33
RMAC Securities PLC
0.494% due 06/12/2044	GBP	1,013	1,198
Royal Bank of Scotland Capital Funding Trust
6.101% due 12/16/2049		$3,282	3,285
Securitized Asset Sales, Inc.
0.473% due 11/26/2023		36	31
Sequoia Mortgage Trust
1.497% due 11/22/2024		82	82
3.403% due 09/20/2046 ^		150	124
Sovereign Commercial Mortgage Securities Trust
6.095% due 07/22/2030		237	236
STRIPs Ltd.
5.000% due 03/24/2018		239	22
Structured Adjustable Rate Mortgage Loan Trust
1.202% due 06/25/2037		4,279	3,941
1.302% due 10/25/2035		7,238	6,129
2.038% due 01/25/2035		30	26
3.093% due 09/25/2036 ^		644	476
3.259% due 01/25/2035		251	231
3.267% due 04/25/2036 ^		871	685
3.306% due 10/25/2036 ^		800	592
3.310% due 03/25/2034		25	25
Structured Asset Mortgage Investments Trust
1.102% due 08/25/2036		390	338
1.162% due 07/25/2046		4,709	3,904
1.192% due 05/25/2036		299	230
1.192% due 08/25/2036 ^		1,924	1,642
1.228% due 07/19/2035		504	492
1.262% due 02/25/2036 ^		607	521
1.282% due 08/25/2036 ^		839	521
1.442% due 05/25/2045		88	78
1.558% due 07/19/2034		15	15
1.638% due 09/19/2032		5	5
1.678% due 03/19/2034		6	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.893% due 02/25/2032	$5	$5
3.084% due 01/25/2032	104	103
3.184% due 10/25/2031	21	21
3.244% due 03/25/2033	83	82
5.240% due 12/25/2034	3	3
Structured Asset Securities Corp. Trust
1.332% due 02/25/2035	40	38
Thornburg Mortgage Securities Trust
1.112% due 06/25/2037	34,764	33,373
2.687% due 10/25/2043	209	204
TIAA Seasoned Commercial Mortgage Trust
5.474% due 08/15/2039	267	270
UBS-Barclays Commercial Mortgage Trust
3.185% due 03/10/2046	86	88
3.244% due 04/10/2046	40	41
UBS-Citigroup Commercial Mortgage Trust
2.263% due 01/10/2045 (a)	27,038	2,255
Wachovia Mortgage Loan Trust LLC
3.176% due 10/20/2035	2,545	2,254
3.207% due 03/20/2037 ^	656	636
3.385% due 05/20/2036 ^	1,171	1,049
WaMu Mortgage Pass-Through Certificates Trust
1.252% due 12/25/2045	12	11
1.272% due 12/25/2045	892	842
1.368% due 01/25/2047	251	228
1.388% due 06/25/2047 ^	211	72
1.424% due 12/25/2046	515	489
1.618% due 06/25/2046	1,443	1,373
1.838% due 11/25/2042	22	21
2.038% due 06/25/2042	506	490
2.038% due 08/25/2042	212	203
2.099% due 05/25/2046	197	175
2.099% due 12/25/2046	564	547
2.318% due 10/25/2036 ^	71	60
2.353% due 05/25/2037	116	98
2.643% due 06/25/2037 ^	2,717	2,537
2.678% due 07/25/2037 ^	632	521
2.679% due 12/25/2032	4,349	4,349
2.732% due 03/25/2033	102	102
2.814% due 08/25/2035	934	924
2.826% due 10/25/2034	398	399
2.840% due 06/25/2033	170	172
2.846% due 09/25/2033	28	28
2.854% due 01/25/2036	1,882	1,881
2.867% due 03/25/2037 ^	52,974	48,911
2.998% due 03/25/2035	464	454
3.000% due 10/25/2036 ^	1,580	1,259
3.137% due 03/25/2034	6	6
Washington Mutual Mortgage Pass-Through Certificates Trust
1.408% due 04/25/2047	6,981	4,981
1.682% due 01/25/2036 ^	6,006	4,324
2.932% due 02/25/2033	12	12
3.121% due 06/25/2033	77	76
5.500% due 11/25/2035	228	197
5.750% due 11/25/2035 ^	1,556	1,421
6.000% due 10/25/2035 ^	777	615
Wells Fargo Alternative Loan Trust
1.332% due 06/25/2037 ^	3,440	2,366
Wells Fargo Mortgage-Backed Securities Trust
3.000% due 12/25/2033	4	4
3.044% due 09/25/2034	748	690
3.069% due 10/25/2033	464	470
3.093% due 07/25/2036 ^	2,968	2,931
3.096% due 04/25/2036 ^	76	76
3.101% due 05/25/2036 ^	545	521
3.164% due 03/25/2035	304	303
3.175% due 04/25/2036	655	641
3.239% due 04/25/2035	47	47
3.337% due 04/25/2036	278	255
5.750% due 03/25/2037 ^	19	19
6.000% due 03/25/2037 ^	1,991	1,978

Total Non-Agency Mortgage-Backed Securities (Cost $484,448)		523,296

132	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 26.3%
ACAS CLO Ltd.
2.388% due 10/25/2025		$8,500	$8,531
ACE Securities Corp. Home Equity Loan Trust
1.102% due 08/25/2036 ^		3,433	1,293
1.142% due 08/25/2036 ^		1,841	699
1.182% due 12/25/2036		6,215	2,691
1.662% due 09/25/2035		1,259	1,094
1.717% due 08/25/2035		781	777
1.957% due 11/25/2033		321	311
Aegis Asset-Backed Securities Trust
1.982% due 03/25/2035 ^		610	570
Aircraft Certificate Owner Trust
7.001% due 09/20/2022		2,498	2,691
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.107% due 11/25/2034		870	754
5.325% due 11/25/2035		21	22
Amortizing Residential Collateral Trust
1.682% due 10/25/2031		641	606
Argent Securities Trust
1.092% due 09/25/2036		463	196
1.132% due 06/25/2036		4,258	1,565
1.132% due 07/25/2036		2,603	1,172
1.132% due 09/25/2036		1,093	465
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.802% due 02/25/2034		1,340	1,238
Asset-Backed Funding Certificates Trust
1.092% due 01/25/2037		4,393	2,923
1.142% due 01/25/2037		2,110	1,413
1.682% due 06/25/2034		719	687
1.982% due 06/25/2037		68	53
2.032% due 03/25/2034		2,013	1,871
2.107% due 12/25/2032		640	624
Asset-Backed Securities Corp. Home Equity Loan Trust
1.412% due 11/25/2035		697	690
1.432% due 11/25/2035		1,200	1,128
2.077% due 02/25/2035		1,398	1,181
Bayview Financial Mortgage Pass-Through Trust
5.638% due 11/28/2036		305	303
Bayview Financial Revolving Asset Trust
1.711% due 02/28/2040		170	147
Bear Stearns Asset-Backed Securities Trust
1.142% due 08/25/2036		8,160	8,385
1.152% due 01/25/2037		2,270	2,198
1.182% due 12/25/2036		3,186	3,056
1.382% due 09/25/2046		904	792
1.412% due 11/25/2035 ^		1,601	1,575
1.412% due 12/25/2035		500	479
1.462% due 11/25/2035 ^		1,540	1,316
1.472% due 09/25/2035		2,266	2,182
1.732% due 09/25/2035		1,322	1,306
1.942% due 04/25/2035		2,939	2,919
1.982% due 11/25/2042		7	7
5.500% due 08/25/2036		737	738
6.500% due 10/25/2036 ^		5,287	4,084
Belle Haven ABS CDO Ltd.
1.395% due 11/03/2044		19,493	9,606
1.435% due 11/03/2044		29,224	14,402
Carrington Mortgage Loan Trust
1.132% due 05/25/2036		817	808
1.142% due 10/25/2036		1,655	1,103
1.222% due 06/25/2036		3,400	2,358
1.442% due 06/25/2035		1,309	1,282
1.882% due 05/25/2034		2,174	2,048
Cavendish Square Funding PLC
0.012% due 02/11/2055	EUR	216	229
Centex Home Equity Loan Trust
1.442% due 10/25/2035		$800	792
Citigroup Mortgage Loan Trust, Inc.
1.122% due 08/25/2036		2,332	2,294
1.142% due 09/25/2036		17,482	13,228
1.142% due 12/25/2036		2,821	1,810
1.222% due 10/25/2036		338	337

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citius Funding Ltd.
1.080% due 05/05/2046 ^	$453,062	$35,273
Conseco Finance Securitizations Corp.
7.770% due 09/01/2031	11,818	13,014
Countrywide Asset-Backed Certificates
1.122% due 08/25/2037	10,027	9,561
1.132% due 07/25/2036	8,792	8,825
1.132% due 12/25/2046	3,710	3,573
1.142% due 01/25/2046	579	554
1.152% due 06/25/2047	1,244	1,224
1.172% due 06/25/2047	10,263	9,965
1.262% due 09/25/2036	4,110	4,056
1.272% due 06/25/2036	4,199	4,135
1.282% due 06/25/2036	3,389	3,323
1.292% due 09/25/2037 ^	1,800	912
1.322% due 12/25/2036 ^	375	193
1.332% due 04/25/2036	1,900	1,872
1.462% due 01/25/2036	5,100	5,065
1.837% due 05/25/2036	5,000	4,850
1.852% due 04/25/2035	4,375	4,326
2.482% due 02/25/2035	4,400	4,164
2.587% due 01/25/2034 ^	1,413	1,381
4.149% due 04/25/2036	683	684
4.815% due 07/25/2036	499	510
4.880% due 10/25/2046 ^	2,588	2,438
Countrywide Asset-Backed Certificates Trust
1.132% due 10/25/2046 ^	1,580	1,555
1.332% due 04/25/2036	110	111
1.442% due 05/25/2036	350	337
1.582% due 07/25/2035	2,222	2,223
1.702% due 07/25/2034	1,497	1,429
5.251% due 12/25/2034	4,131	4,106
Credit Suisse First Boston Mortgage Securities Corp.
1.602% due 01/25/2032	7	6
Credit-Based Asset Servicing and Securitization LLC
1.132% due 11/25/2036	1,343	791
1.528% due 04/25/2036	3,039	2,724
3.825% due 01/25/2037 ^	1,588	699
3.929% due 03/25/2037 ^	11,628	6,427
Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030	204	235
7.790% due 05/25/2030 ^	541	554
Fairbanks Capital Mortgage Loan Trust
1.978% due 05/25/2028	13	13
Fieldstone Mortgage Investment Trust
0.938% due 11/25/2036	2,046	1,219
First Franklin Mortgage Loan Asset-Backed Certificates
1.807% due 05/25/2034	807	761
First Franklin Mortgage Loan Trust
1.122% due 09/25/2036	1,664	1,633
1.472% due 07/25/2035	300	272
1.927% due 03/25/2035	2,900	2,535
2.257% due 07/25/2034	1,107	1,077
Fremont Home Loan Trust
1.112% due 11/25/2036	6,710	3,015
1.132% due 01/25/2037	1,953	1,060
1.222% due 02/25/2037	5,162	3,009
1.232% due 05/25/2036	11,663	7,206
GSAA Home Equity Trust
1.262% due 07/25/2037	31,412	11,203
1.432% due 08/25/2037	1,181	1,097
4.999% due 09/25/2035	207	210
GSAMP Trust
1.032% due 12/25/2046	1,637	1,010
1.082% due 12/25/2046	5,973	3,710
1.132% due 09/25/2036	1,928	908
1.132% due 12/25/2046	3,843	2,404
1.212% due 12/25/2046	739	467
1.222% due 08/25/2036	1,428	1,184
1.252% due 04/25/2036	3,600	2,212
1.852% due 11/25/2034	2,169	2,029
Home Equity Asset Trust
1.472% due 12/25/2035	200	197
Home Equity Loan Trust
1.322% due 04/25/2037	3,000	1,827

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Home Equity Mortgage Trust
5.867% due 07/25/2036 ^		$237	$104
HSI Asset Securitization Corp. Trust
1.092% due 12/25/2036		4,730	2,027
1.152% due 12/25/2036		1,368	588
1.172% due 01/25/2037		2,493	1,816
1.202% due 12/25/2036		10,123	4,397
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.142% due 07/25/2037		3,903	2,479
1.182% due 07/25/2037		5,739	3,671
1.222% due 04/25/2037		3,056	1,964
IXIS Real Estate Capital Trust
1.212% due 01/25/2037		5,114	2,604
JPMorgan Mortgage Acquisition Trust
1.132% due 07/25/2036		2,276	1,156
1.142% due 07/25/2036 ^		1,965	825
6.130% due 07/25/2036 ^		1,564	909
L2L Education Loan Trust
1.252% due 06/15/2031		6,507	5,705
Lehman XS Trust
1.132% due 04/25/2037 ^		44	35
1.152% due 01/25/2037		2,182	2,024
1.242% due 05/25/2046 ^		44,387	31,922
Long Beach Mortgage Loan Trust
1.282% due 02/25/2036		2,604	1,804
1.322% due 01/25/2046		5,000	4,413
2.782% due 07/25/2032 ^		232	221
Malin CLO BV
0.000% due 05/07/2023	EUR	95	102
MASTR Asset-Backed Securities Trust
1.032% due 10/25/2036		$1,159	509
1.032% due 11/25/2036		76	37
1.132% due 08/25/2036		1,245	684
1.222% due 03/25/2036		4,844	3,031
1.222% due 10/25/2036		1,700	1,353
1.482% due 10/25/2035 ^		1,096	951
Merit Securities Corp.
6.690% due 07/28/2033		7	7
Meritage Mortgage Loan Trust
1.732% due 11/25/2035		418	411
Merrill Lynch Mortgage Investors Trust
1.092% due 08/25/2037		2,832	1,673
1.132% due 08/25/2037		17,089	10,154
1.432% due 02/25/2047		747	453
1.482% due 06/25/2036		531	522
4.695% due 02/25/2037 ^		1,788	337
Monroe Capital BSL CLO Ltd.
2.630% due 05/22/2027		47,000	47,186
Morgan Stanley ABS Capital, Inc. Trust
1.042% due 12/25/2036		4,931	3,177
1.092% due 03/25/2037		1,966	1,039
1.122% due 11/25/2036		12,920	8,035
1.132% due 09/25/2036		12,320	6,120
1.132% due 10/25/2036		27,263	16,615
1.132% due 11/25/2036		4,382	2,725
1.132% due 12/25/2036		1,091	710
1.142% due 09/25/2036		2,323	1,317
1.162% due 02/25/2037		2,600	1,177
1.182% due 02/25/2037		81	49
1.202% due 11/25/2036		6,986	4,391
1.222% due 06/25/2036		1,589	1,064
1.232% due 08/25/2036		169	104
1.232% due 03/25/2037		21,084	11,340
1.342% due 02/25/2037		4,062	1,890
1.897% due 03/25/2035		1,100	1,027
2.032% due 09/25/2033		1,424	1,374
2.032% due 06/25/2035 ^		4,000	2,752
Morgan Stanley Home Equity Loan Trust
1.082% due 12/25/2036		2,045	1,147
National Collegiate Student Loan Trust
1.242% due 02/26/2029		2,618	2,590
Nelnet Student Loan Trust
0.995% due 05/27/2025		348	341
1.148% due 10/25/2033		542	531
1.256% due 03/23/2037		323	316

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	133

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.347% due 03/25/2026	$611	$596
1.782% due 04/25/2046	67	67
New Century Home Equity Loan Trust
3.982% due 01/25/2033 ^	817	716
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.312% due 10/25/2036 ^	5,379	1,903
1.382% due 02/25/2037 ^	576	240
North Carolina State Education Assistance Authority
1.782% due 07/25/2039	1,053	1,052
NovaStar Mortgage Funding Trust
1.132% due 09/25/2036	5,001	2,903
1.152% due 11/25/2036	10,263	4,814
1.192% due 01/25/2037	3,873	1,793
1.232% due 10/25/2036	1,690	1,020
NZCG Funding Ltd.
2.587% due 04/27/2027	40,000	40,049
OCP CLO Ltd.
2.032% due 04/26/2026	10,000	9,988
OFSI Fund Ltd.
2.364% due 10/18/2026	28,988	29,051
OHA Credit Partners Ltd.
2.150% due 04/20/2025	10,305	10,316
Option One Mortgage Loan Trust
1.112% due 07/25/2037	1,443	928
1.162% due 04/25/2037	1,391	898
1.172% due 01/25/2036	407	400
1.202% due 01/25/2037	1,236	725
1.222% due 04/25/2037	1,508	957
1.232% due 03/25/2037	783	421
1.232% due 07/25/2037	1,953	1,274
Ownit Mortgage Loan Trust
1.132% due 05/25/2037	2,899	2,240
3.460% due 10/25/2035	908	592
Panhandle-Plains Higher Education Authority, Inc.
2.128% due 10/01/2035	4,492	4,456
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.452% due 09/25/2035	2,400	2,318
2.782% due 12/25/2034	754	681
People’s Financial Realty Mortgage Securities Trust
1.122% due 09/25/2036	2,877	1,243
RAAC Trust
1.282% due 06/25/2044	804	674
1.322% due 02/25/2036	800	766
1.322% due 08/25/2036	3,510	3,343
Renaissance Home Equity Loan Trust
1.482% due 12/25/2033	21	20
3.803% due 09/25/2037	6,999	5,646
5.612% due 04/25/2037	3,880	1,988
Residential Asset Mortgage Products Trust
1.482% due 09/25/2035	460	446
1.542% due 06/25/2032	6	6
Residential Asset Securities Corp. Trust
1.132% due 07/25/2036	10,440	9,233
1.132% due 08/25/2036	602	597
1.132% due 09/25/2036	6	6
1.162% due 04/25/2036	1,037	1,029
1.252% due 04/25/2036	568	556
1.252% due 07/25/2036	3,000	1,911
1.352% due 03/25/2036	252	244
1.672% due 08/25/2035	2,000	1,717
1.807% due 07/25/2034	641	593
1.822% due 12/25/2034	1,188	1,152
5.510% due 04/25/2033	3,529	3,699
SACO, Inc.
1.382% due 04/25/2035	6	5
Saxon Asset Securities Trust
1.152% due 10/25/2046	2,993	2,554
1.777% due 03/25/2035 ^	1,171	1,121
Securitized Asset-Backed Receivables LLC Trust
1.232% due 03/25/2036	3,543	2,216
1.747% due 02/25/2034	2,073	1,962
SG Mortgage Securities Trust
1.132% due 10/25/2036	5,100	3,985

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.192% due 10/25/2036		$2,300	$1,506
1.252% due 02/25/2036		7,357	3,887
Sierra Madre Funding Ltd.
1.173% due 09/07/2039		128,419	106,717
1.214% due 09/07/2039		55,074	45,767
SLC Student Loan Trust
1.439% due 05/15/2028		53	53
SLM Private Education Loan Trust
1.512% due 08/15/2022		26	26
1.850% due 06/17/2030		653	650
2.662% due 06/15/2045		432	438
4.162% due 05/16/2044		1,663	1,728
SLM Student Loan Trust
0.035% due 12/15/2023	EUR	6,025	6,361
1.138% due 04/25/2025		$30	30
1.208% due 07/25/2025		128	107
1.588% due 10/26/2026		532	534
2.238% due 07/27/2026		50	51
2.482% due 06/25/2043		103	97
2.482% due 09/25/2076		104	102
2.538% due 04/25/2023		9,540	9,739
2.782% due 11/25/2070		141	140
Soundview Home Loan Trust
1.092% due 02/25/2037		5,284	2,094
1.262% due 10/25/2036		6,675	5,711
1.807% due 06/25/2035		72	67
1.932% due 09/25/2037		4,204	3,656
Specialty Underwriting & Residential Finance Trust
1.102% due 03/25/2037		1,627	876
1.132% due 09/25/2037		5,834	2,775
Structured Asset Investment Loan Trust
1.702% due 10/25/2035		1,000	862
1.957% due 01/25/2035		1,713	1,455
2.107% due 01/25/2035		606	327
2.362% due 04/25/2033		36	31
2.557% due 01/25/2035		684	112
2.707% due 01/25/2035 ^		929	51
Structured Asset Securities Corp. Mortgage Loan Trust
1.302% due 05/25/2037		1,990	1,936
Structured Asset Securities Corp. Trust
1.442% due 09/25/2035		11,700	8,905
Talon Funding Ltd.
1.590% due 06/05/2035		2,481	1,253
Terwin Mortgage Trust
1.922% due 12/25/2034		84	81
4.262% due 09/25/2036		167	170
4.849% due 08/25/2036		137	139
Tralee CLO Ltd.
2.380% due 07/20/2026		25,900	25,921
Triaxx Prime CDO Ltd.
1.049% due 10/02/2039		19,497	15,079
1.243% due 10/02/2039		18,404	17,936
Washington Mutual Asset-Backed Certificates Trust
1.222% due 05/25/2036		2,599	1,964
Wells Fargo Home Equity Asset-Backed Securities Trust
2.032% due 02/25/2035		3,600	3,377

Total Asset-Backed Securities (Cost $874,548)			952,108

SOVEREIGN ISSUES 1.7%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	600	669
4.950% due 02/11/2020		300	343
Brazil Government International Bond
5.625% due 02/21/2047		$6,050	5,884
Kuwait International Government Bond
3.500% due 03/20/2027		14,900	15,078
New Zealand Government International Bond
2.000% due 09/20/2025 (e)	NZD	16,691	11,752
3.000% due 09/20/2030 (e)		4,447	3,438
Republic of Greece Government International Bond
3.000% due 02/24/2029	EUR	159	124
3.000% due 02/24/2031		59	45
3.000% due 02/24/2032		559	417

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 02/24/2033	EUR	459	$337
3.000% due 02/24/2037		359	253
3.000% due 02/24/2038		359	253
3.000% due 02/24/2039		112	79
3.000% due 02/24/2040		459	324
3.000% due 02/24/2041		459	323
3.000% due 02/24/2042		359	252
3.375% due 07/17/2017		6,000	6,313
4.750% due 04/17/2019 (i)		8,720	8,839
Saudi Government International Bond
2.375% due 10/26/2021		$600	590
3.250% due 10/26/2026		1,600	1,558
4.500% due 10/26/2046		5,100	5,038

Total Sovereign Issues (Cost $64,545)			61,909

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% (f)		3,500	4,336

Total Convertible Preferred Securities (Cost $4,179)			4,336

SHORT-TERM INSTRUMENTS 1.8%

CERTIFICATES OF DEPOSIT 0.9%
Barclays Bank PLC
1.804% due 11/06/2017		$12,175	12,200
Norinchukin Bank
1.733% due 10/10/2017		3,300	3,310
1.733% due 10/11/2017		2,000	2,006
1.733% due 10/12/2017		6,000	6,017
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017		9,175	9,200

			32,733

COMMERCIAL PAPER 0.6%
Energy Transfer Partners LP
1.700% due 04/13/2017		1,500	1,499
Hyundai Capital America
1.300% due 04/26/2017		1,900	1,898
ONEOK Partners LP
1.550% due 04/24/2017		8,250	8,244
Plains All American Pipeline LP
1.700% due 04/13/2017		1,500	1,499
1.900% due 05/01/2017		2,000	1,998
Viacom, Inc.
1.550% due 04/24/2017		5,500	5,496

			20,634

REPURCHASE AGREEMENTS (h) 0.1%
			2,512

ARGENTINA TREASURY BILLS 0.2%
2.950% due 09/29/2017 (c)(d)		9,100	8,970

MEXICO TREASURY BILLS 0.0%
6.702% due 08/17/2017 (c)(d)	MXN	15,200	792

U.S. TREASURY BILLS 0.0%
0.667% due 04/20/2017 - 04/27/2017 (b)(c)(k)(m)		$1,806	1,805

Total Short-Term Instruments (Cost $67,323)			67,446

Total Investments in Securities (Cost $3,366,913)			3,490,483

134	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 16.1%

SHORT-TERM INSTRUMENTS 16.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.1%
PIMCO Short-Term Floating NAV Portfolio III	59,074,026	$584,006

Total Short-Term Instruments (Cost $584,057)		584,006

Total Investments in Affiliates (Cost $584,057)		584,006

Total Investments 112.5% (Cost $3,950,970)		$4,074,489

Financial Derivative Instruments (j)(l) 1.6% (Cost or Premiums, net $(3,069))		58,277

Other Assets and Liabilities, net (14.1)%		(511,317)

Net Assets 100.0%		$3,621,449

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	12/15/2017	02/24/2017	$ 29,883	$29,922	0.83%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$2,512	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(2,565)	$2,512	$2,512

Total Repurchase Agreements						$(2,565)	$2,512	$2,512

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
MYI	(5.000)%	02/07/2017	TBD	(4)	EUR	(1,533)	$(1,623)
NXN	0.740	01/12/2017	04/12/2017		$	(59,213)	(59,312)
	0.750	02/08/2017	04/10/2017			(8,444)	(8,453)
	0.760	02/03/2017	04/04/2017			(55,759)	(55,828)
	0.770	01/18/2017	04/18/2017			(25,469)	(25,510)
	0.780	01/26/2017	04/26/2017			(34,356)	(34,406)

Total Reverse Repurchase Agreements							$(185,132)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	135

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(i)	Securities with an aggregate market value of $183,941 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
MYI	$0	$(1,623)	$0	$(1,623)	$1,622	$(1)
NXN	0	(183,509)	0	(183,509)	182,319	(1,190)
SSB	2,512	0	0	2,512	(2,565)	(53)

Total Borrowings and Other Financing Transactions	$2,512	$(185,132)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(183,509)	$0	$0	$(183,509)
Sovereign Issues	0	0	0	(1,623)	(1,623)

Total Borrowings	$0	$(183,509)	$0	$(1,623)	$(185,132)

Gross amount of recognized liabilities for reverse repurchase agreements					$(185,132)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(1,069,230) at a weighted average interest rate of 0.588%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(4)	Open maturity reverse repurchase agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$122.000	05/26/2017	1,429	$1,074	$212

Total Purchased Options				$1,074	$212

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/26/2017	1,429	$(221)	$(42)
Put - CBOT U.S. Treasury 10-Year Note May Futures	123.000	04/21/2017	1,123	(663)	(80)
Call - CBOT U.S. Treasury 10-Year Note May Futures	125.000	04/21/2017	1,123	(554)	(361)

				$(1,438)	$(483)

Total Written Options				$(1,438)	$(483)

136	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	Short	03/2018	6,441	$(788)	$0	$(322)
Australia Government 10-Year Bond June Futures	Long	06/2017	86	153	23	(4)
Euro-Bund 10-Year Bond June Futures	Long	06/2017	748	241	232	(16)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	601	(26)	257	0
U.S. Treasury 10-Year Note June Futures	Long	06/2017	7,476	1,414	1,635	0

Total Futures Contracts				$994	$2,147	$(342)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Berkshire Hathaway, Inc.	1.000%	09/20/2020	0.404%	$	36,400	$749	$257	$0	$(3)
Berkshire Hathaway, Inc.	1.000	03/20/2023	0.783		3,000	37	48	0	(3)
Caterpillar Financial Services Corp.	1.000	06/20/2019	0.224		2,500	44	1	0	0
Community Health Systems, Inc.	5.000	06/20/2021	8.089		10,000	(1,011)	1,840	0	(16)
Kraft Heinz Foods Co.	1.000	09/20/2018	0.116		1,850	(25)	4	0	0
MetLife, Inc.	1.000	12/20/2021	0.715		31,300	414	385	0	(13)
MetLife, Inc.	1.000	06/20/2022	0.816		28,000	265	32	4	0
Volkswagen International Finance NV	1.000	12/20/2017	0.223	EUR	1,100	7	(1)	0	0

						$480	$2,566	$4	$(35)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-27 5-Year Index	5.000%	12/20/2021	$	490,842	$(39,777)	$(10,102)	$0	$(365)
iTraxx Europe Main 26 5-Year Index	1.000	12/20/2021	EUR	9,300	(160)	(34)	0	(5)
iTraxx Europe Main 27 5-Year Index	1.000	06/20/2022		27,900	(414)	(45)	0	(17)
iTraxx Europe Senior 27 5-Year Index	1.000	06/20/2022		28,700	(188)	(16)	13	0

					$(40,539)	$(10,197)	$13	$(387)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.250%	06/15/2018	$	300	$0	$0	$0	$0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		822,750	(6,485)	28	0	(176)
Pay(5)	3-Month USD-LIBOR	1.250	06/21/2019		76,900	715	(63)	0	(27)
Receive(5)	3-Month USD-LIBOR	1.250	06/21/2020		1,363,100	25,855	(5,264)	0	(759)
Receive	3-Month USD-LIBOR	2.000	12/16/2020		532,800	4,431	(1,262)	372	0
Pay	3-Month USD-LIBOR	1.750	12/21/2023		22,400	562	66	0	(28)
Receive	3-Month USD-LIBOR	2.300	12/03/2025		103,800	(312)	360	0	(181)
Receive	3-Month USD-LIBOR	2.250	06/15/2026		79,300	238	376	0	(127)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		375,720	19,148	1,897	0	(556)
Receive(5)	3-Month USD-LIBOR	1.500	06/21/2027		217,400	18,263	(616)	0	(317)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		8,170	286	128	0	(13)
Receive(5)	3-Month USD-LIBOR	1.750	06/21/2047		9,150	(1,904)	20	20	0
Pay(5)	6-Month EUR-EURIBOR	0.250	09/20/2022	EUR	169,300	(362)	1,220	153	0
Receive(5)	6-Month EUR-EURIBOR	1.500	03/21/2048		34,500	(404)	(1,096)	107	0
Receive	6-Month GBP-LIBOR	2.050	09/23/2019	GBP	80,000	(3,498)	212	0	(83)
Receive	6-Month GBP-LIBOR	1.650	01/22/2020		3,300	(120)	(6)	0	(4)
Pay	6-Month JPY-LIBOR	0.300	03/18/2026	JPY	12,280,000	(681)	352	121	0
Pay	28-Day MXN-TIIE	6.750	08/31/2021	MXN	36,800	(33)	(1)	4	0
Pay	28-Day MXN-TIIE	7.278	03/22/2022		51,700	9	9	6	0
Pay	28-Day MXN-TIIE	7.317	03/23/2022		81,100	22	22	9	0
Pay	28-Day MXN-TIIE	5.990	01/30/2026		34,100	(173)	29	7	0
Receive	28-Day MXN-TIIE	6.080	03/10/2026		178,700	(858)	160	37	0
Pay	28-Day MXN-TIIE	7.380	11/04/2026		121,700	(9)	132	30	0
Pay	28-Day MXN-TIIE	7.740	02/22/2027		245,700	318	361	60	0
Pay	28-Day MXN-TIIE	7.730	02/25/2027		116,700	146	146	28	0
Pay	28-Day MXN-TIIE	7.733	02/25/2027		33,600	42	42	8	0
Pay	CPTFEMU	0.740	01/15/2020	EUR	10,300	12	26	0	(9)
Pay	UKRPI	3.400	06/15/2030	GBP	1,870	20	33	0	(5)
Pay	UKRPI	3.300	11/15/2030		28,210	(863)	480	0	(107)

						$54,365	$(2,209)	$962	$(2,392)

Total Swap Agreements						$14,306	$(9,840)	$979	$(2,814)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	137

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(k)	Securities with an aggregate market value of $123,659 and cash of $3,984 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$212	$2,147	$979	$3,338	$ (483)	$(342)	$ (2,814)	$(3,639)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	MXN	50,019		$2,434	$0	$(232)
	04/2017		$735	DKK	5,035	0	(13)
	04/2017		128	MXN	2,406	1	0
	06/2017		1,994	PEN	6,645	36	0
	07/2017	DKK	5,035		$738	13	0
BPS	04/2017	BRL	91,683		29,513	227	0
	04/2017	EUR	82,456		87,627	0	(337)
	04/2017	ILS	1,106		295	0	(10)
	04/2017		$29,503	BRL	91,683	0	(217)
	04/2017		59,622	EUR	55,282	0	(647)
	05/2017	EUR	55,282		$59,698	649	0
	05/2017	NZD	17,368		12,131	0	(35)
	05/2017		$29,338	BRL	91,683	0	(245)
	07/2017	BRL	418,000		$143,495	12,723	0
	07/2017		$138,024	BRL	483,000	13,084	0
CBK	04/2017		3,426	EUR	3,206	0	(6)
	05/2017		1,631	AUD	2,137	0	0
	06/2017		222	KRW	251,640	3	0
DUB	04/2017		15,700	PEN	51,859	254	0
	04/2017		404	RUB	24,146	23	0
	06/2017	SGD	27,090		$19,189	0	(188)
	07/2017		$139,295	BRL	486,000	12,751	0
	01/2021		2,352		10,311	277	0
GLM	04/2017	CAD	5,469		$4,176	64	0
	04/2017	EUR	815		859	0	(11)
	04/2017	GBP	602		749	0	(6)
	04/2017	NOK	2,440		290	6	0
	04/2017		$26,238	EUR	24,783	201	0
	04/2017		101,961	GBP	82,056	847	0

138	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2017	GBP	82,056		$102,031	$0	$(845)
	05/2017	SEK	12,260		1,391	20	0
	05/2017	ZAR	27,846		2,022	0	(42)
	08/2017	MXN	15,200		759	0	(36)
HUS	04/2017		$2,585	INR	177,549	152	0
	06/2017	HKD	12,085		$1,559	1	0
	01/2021	BRL	10,311		1,590	0	(1,040)
JPM	04/2017	DKK	5,035		730	8	0
	04/2017		$34,723	MXN	698,311	2,499	0
	06/2017	TWD	364,515		$11,814	0	(235)
MSB	04/2017	GBP	81,454		102,155	101	0
NAB	04/2017		$4,085	CAD	5,469	27	0
	05/2017	CAD	5,469		$4,087	0	(27)
SOG	04/2017	NZD	22,334		16,034	378	0
	05/2017		$17,080	RUB	1,024,371	910	0
UAG	06/2017	TWD	266,328		$8,646	0	(158)
	07/2017	BRL	551,000		192,800	20,419	0

Total Forward Foreign Currency Contracts						$65,674	$(4,330)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BRC	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600%	02/15/2018	GBP	80,350	$573	$324
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	58,300	2,966	3,272
GLM	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600	02/15/2018	GBP	72,750	509	293
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.550	02/21/2018		36,800	249	171
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.470	03/01/2018		36,100	239	206
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	109,500	5,656	6,145
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		368,300	2,090	1,003
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		51,750	2,488	2,868

								$14,770	$14,282

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047	$76.000	04/05/2017	$ 157,000	$6	$0

Total Purchased Options					$14,776	$14,282

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$	294,100	$(3,059)	$(4,028)
FBF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	02/15/2018		199,000	(1,152)	(594)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.980	02/21/2018		47,700	(265)	(160)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		549,800	(5,842)	(7,531)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	03/01/2018		46,600	(268)	(158)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		258,600	(2,737)	(3,619)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018		79,200	(2,090)	(1,026)

								$(15,413)	$(17,116)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	139

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	$100.547	05/04/2017	$ 65,900	$(288)	$(58)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	100.625	05/04/2017	13,500	(59)	(13)

					$(347)	$(71)

Total Written Options					$(15,760)	$(17,187)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		14,668		(3,372)		(6,607)		(1,014)		3,675
Notional Amount in $	$	2,082,800		$1,168,600		$(189,100)	$	(1,290,800)	$	(217,100)	$	1,554,400
Notional Amount in AUD	AUD	0	AUD	81,320	AUD	(81,320)	AUD	0	AUD	0	AUD	0
Notional Amount in EUR	EUR	201,200	EUR	358,800	EUR	(156,100)	EUR	(403,900)	EUR	0	EUR	0
Notional Amount in GBP	GBP	34,200	GBP	119,500	GBP	(41,700)	GBP	(112,000)	GBP	0	GBP	0
Premiums	$	(25,894)		$(18,716)		$6,697	$	18,129	$	2,586	$	(17,198)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	06/20/2021	1.009%	$	500	$(16)	$16	$0	$0
	Colombia Government International Bond	1.000	12/20/2021	1.193		1,700	(82)	68	0	(14)
	Italy Government International Bond	1.000	06/20/2019	0.720		4,800	(9)	40	31	0
	Mexico Government International Bond	1.000	12/20/2021	1.161		4,700	(184)	152	0	(32)

BPS	Colombia Government International Bond	1.000	06/20/2021	1.009		1,100	(35)	35	0	0
	Colombia Government International Bond	1.000	12/20/2021	1.193		2,500	(94)	73	0	(21)

BRC	Argentine Republic Government International Bond	5.000	06/20/2017	0.634		2,800	91	(58)	33	0
	Brazil Government International Bond	1.000	12/20/2021	2.050		2,300	(217)	112	0	(105)
	Colombia Government International Bond	1.000	06/20/2021	1.009		4,600	(148)	148	0	0
	Colombia Government International Bond	1.000	12/20/2021	1.193		400	(15)	12	0	(3)
	Italy Government International Bond	1.000	12/20/2019	0.848		22,700	(11)	111	100	0
	Mexico Government International Bond	1.000	12/20/2021	1.161		2,100	(81)	67	0	(14)

CBK	Mexico Government International Bond	1.000	12/20/2018	0.432		300	0	3	3	0
	Shire Acquisitions Investments Ireland DAC	1.000	12/20/2021	1.181	EUR	2,500	(93)	72	0	(21)

DUB	Argentine Republic Government International Bond	5.000	06/20/2017	0.634	$	3,200	108	(70)	38	0
	Colombia Government International Bond	1.000	06/20/2021	1.009		100	(3)	3	0	0
	Italy Government International Bond	1.000	03/20/2019	0.682		10,000	(197)	263	66	0
	Italy Government International Bond	1.000	09/20/2019	0.791		42,800	232	1	233	0

GST	Argentine Republic Government International Bond	5.000	06/20/2017	0.634		1,500	52	(34)	18	0
	California State General Obligation Bonds, Series 2003	1.000	09/20/2019	0.315		11,800	320	(118)	202	0
	Citigroup, Inc.	1.000	03/20/2019	0.313		1,000	10	4	14	0
	Colombia Government International Bond	1.000	06/20/2021	1.009		2,600	(84)	84	0	0
	Colombia Government International Bond	1.000	12/20/2021	1.193		200	(7)	5	0	(2)

HUS	Colombia Government International Bond	1.000	06/20/2021	1.009		200	(6)	6	0	0
	Colombia Government International Bond	1.000	12/20/2021	1.193		2,200	(106)	88	0	(18)
	Italy Government International Bond	1.000	03/20/2019	0.682		20,700	(438)	574	136	0

JPM	Colombia Government International Bond	1.000	06/20/2021	1.009		1,250	(40)	40	0	0

MYC	Brazil Government International Bond	1.000	03/20/2019	0.888		11,800	(417)	447	30	0
	Brazil Government International Bond	1.000	09/20/2019	1.070		11,800	(237)	222	0	(15)
	California State General Obligation Bonds, Series 2003	1.000	09/20/2024	0.990		11,400	81	(69)	12	0
	Italy Government International Bond	1.000	03/20/2019	0.682		9,900	(190)	255	65	0
	Italy Government International Bond	1.000	12/20/2019	0.848		17,000	(8)	83	75	0
	Ohio State General Obligation Bonds, Series 2007	1.000	09/20/2019	0.234		3,400	99	(34)	65	0

							$(1,725)	$2,601	$1,121	$(245)

140	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	UKRPI	3.338%	11/15/2030	GBP	790	$9	$(26)	$0	$(17)
FBF	Receive	UKRPI	3.400	06/15/2030		1,200	7	6	13	0
GLM	Pay	CPTFEMU	0.993	03/30/2020	EUR	86,200	(16)	(634)	0	(650)
	Receive	UKRPI	3.140	01/14/2030	GBP	40	0	(1)	0	(1)
JPM	Receive	UKRPI	3.300	11/15/2030		2,690	4	(86)	0	(82)

							$4	$(741)	$13	$(750)

Total Swap Agreements							$(1,721)	$1,860	$1,134	$(995)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(m)	Securities with an aggregate market value of $5,451 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$50	$0	$31	$81	$(245)	$0	$(63)	$(308)	$(227)	$348	$121
BPS	26,683	0	0	26,683	(1,491)	0	(21)	(1,512)	25,171	(24,480)	691
BRC	0	324	133	457	0	0	(122)	(122)	335	(339)	(4)
CBK	3	3,272	3	3,278	(6)	(4,028)	(21)	(4,055)	(777)	1,020	243
DUB	13,305	0	337	13,642	(188)	0	0	(188)	13,454	(20,296)	(6,842)
FBF	0	0	13	13	0	(594)	0	(594)	(581)	737	156
GLM	1,138	6,815	0	7,953	(940)	(7,691)	(651)	(9,282)	(1,329)	1,534	205
GST	0	0	234	234	0	0	(2)	(2)	232	(230)	2
HUS	153	0	136	289	(1,040)	0	(18)	(1,058)	(769)	895	126
JPM	2,507	0	0	2,507	(235)	(71)	(82)	(388)	2,119	(2,160)	(41)
MSB	101	0	0	101	0	0	0	0	101	(1,040)	(939)
MYC	0	3,871	247	4,118	0	(4,803)	(15)	(4,818)	(700)	180	(520)
NAB	27	0	0	27	(27)	0	0	(27)	0	0	0
SOG	1,288	0	0	1,288	0	0	0	0	1,288	(1,360)	(72)
UAG	20,419	0	0	20,419	(158)	0	0	(158)	20,261	(20,519)	(258)

Total Over the Counter	$65,674	$14,282	$1,134	$81,090	$(4,330)	$(17,187)	$(995)	$(22,512)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	141

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$212	$212
Futures	0	0	0	0	2,147	2,147
Swap Agreements	0	17	0	0	962	979

	$0	$17	$0	$0	$3,321	$3,338

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$65,674	$0	$65,674
Purchased Options	0	0	0	0	14,282	14,282
Swap Agreements	0	1,121	0	0	13	1,134

	$0	$1,121	$0	$65,674	$14,295	$81,090

	$0	$1,138	$0	$65,674	$17,616	$84,428

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$483	$483
Futures	0	0	0	0	342	342
Swap Agreements	0	422	0	0	2,392	2,814

	$0	$422	$0	$0	$3,217	$3,639

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,330	$0	$4,330
Written Options	0	0	0	0	17,187	17,187
Swap Agreements	0	245	0	0	750	995

	$0	$245	$0	$4,330	$17,937	$22,512

	$0	$667	$0	$4,330	$21,154	$26,151

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(232)	$(232)
Written Options	0	0	0	0	3,048	3,048
Futures	0	0	0	0	(24,522)	(24,522)
Swap Agreements	0	(16,483)	0	0	(97,367)	(113,850)

	$0	$(16,483)	$0	$0	$(119,073)	$(135,556)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$561,975	$0	$561,975
Purchased Options	0	0	0	(4,509)	(5,817)	(10,326)
Written Options	0	571	0	9,286	8,526	18,383
Swap Agreements	0	2,920	0	7	12,647	15,574

	$0	$3,491	$0	$566,759	$15,356	$585,606

	$0	$(12,992)	$0	$566,759	$(103,717)	$450,050

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(848)	$(848)
Written Options	0	0	0	0	955	955
Futures	0	0	0	0	9,256	9,256
Swap Agreements	0	(7,631)	0	0	213,213	205,582

	$0	$(7,631)	$0	$0	$222,576	$214,945

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(516,295)	$0	$(516,295)
Purchased Options	0	0	0	(965)	768	(197)
Written Options	0	(115)	0	(3,766)	(3,771)	(7,652)
Swap Agreements	0	5,698	0	0	28,840	34,538

	$0	$5,583	$0	$(521,026)	$25,837	$(489,606)

	$0	$(2,048)	$0	$(521,026)	$248,413	$(274,661)

142	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,481	$7,660	$10,141
Corporate Bonds & Notes
Banking & Finance	0	712,289	1,852	714,141
Industrials	0	148,544	0	148,544
Utilities	0	85,953	0	85,953
Municipal Bonds & Notes
California	0	16,335	0	16,335
Illinois	0	3,294	0	3,294
Washington	0	28,385	0	28,385
West Virginia	0	6,962	0	6,962
U.S. Government Agencies	0	307,003	209	307,212
U.S. Treasury Obligations	0	560,421	0	560,421
Non-Agency Mortgage-Backed Securities	0	486,677	36,619	523,296
Asset-Backed Securities	0	952,108	0	952,108
Sovereign Issues	0	61,909	0	61,909
Convertible Preferred Securities
Banking & Finance	0	4,336	0	4,336
Non-Agency Mortgage-Backed Securities	0	0	0	0
Short-Term Instruments
Certificates of Deposit	0	32,733	0	32,733
Commercial Paper	0	19,135	1,499	20,634
Repurchase Agreements	0	2,512	0	2,512
Argentina Treasury Bills	0	8,970	0	8,970
Mexico Treasury Bills	0	792	0	792
U.S. Treasury Bills	0	1,805	0	1,805

	$0	$3,442,644	$47,839	$3,490,483

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$584,006	$0	$0	$584,006

Total Investments	$584,006	$3,442,644	$47,839	$4,074,489

Short Sales, at Value - Liabilities
Non-Agency Mortgage-Backed Securities	$0	$0	$0	$0

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,147	1,191	0	3,338
Over the counter	0	81,090	0	81,090

	$2,147	$82,281	$0	$84,428

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(342)	(3,297)	0	(3,639)
Over the counter	0	(22,491)	(21)	(22,512)

	$(342)	$(25,788)	$(21)	$(26,151)

Total Financial Derivative Instruments	$1,805	$56,493	$(21)	$58,277

Totals	$585,811	$3,499,137	$47,818	$4,132,766

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases(1)	Net Sales(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017(2)
Investments in Securities, at Value
Loan Participations and Assignments	$0	$7,662	$0	$0	$0	$(2)	$0	$0	$7,660	$(2)
Corporate Bonds & Notes
Banking & Finance	30,822	0	(30,000)	1	0	382	647	0	1,852	(54)
U.S. Government Agencies	325	0	(127)	2	2	7	0	0	209	3
Non-Agency Mortgage-Backed Securities	1,213	29,865	(1,453)	(9)	466	(138)	6,675	0	36,619	21
Short-Term Instruments
Commercial Paper	0	1,499	0	0	0	0	0	0	1,499	0

	$32,360	$39,026	$(31,580)	$(6)	$468	$249	$7,322	$0	$47,839	$(32)

Financial Derivative Instruments - Liabilities
Over the counter	$(28)	$(93)	$0	$0	$0	$100	$0	$0	$(21)	$71

Totals	$32,332	$38,933	$(31,580)	$(6)	$468	$349	$7,322	$0	$47,818	$39

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	143

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

March 31, 2017

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$7,660	Proxy Pricing	Base Price	99.500
Corporate Bonds & Notes
Banking & Finance	1,205	Proxy Pricing	Base Price	101.000
	647	Third Party Vendor	Broker Quote	107.904
U.S. Government Agencies	209	Proxy Pricing	Base Price	97.464
Non-Agency Mortgage-Backed Securities	29,944	Proxy Pricing	Base Price	9.250-99.853
	6,675	Third Party Vendor	Broker Quote	83.809-86.500
Short-Term Instruments
Commercial Paper	1,499	Other Valuation Techniques(3)	—	—

Financial Derivative Instruments - Liabilities
Over the counter	(21)	Indicative Market Quotation	Broker Quote	(0.84)

Total	$47,818

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

144	PIMCO BOND FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2017

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of

Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and

ANNUAL REPORT	MARCH 31, 2017	145

Notes to Financial Statements (Cont.)

administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO Extended Duration Fund	Daily	Monthly
PIMCO GNMA Fund	Daily	Monthly
PIMCO Long Duration Total Return Fund	Daily	Monthly
PIMCO Long-Term U.S. Government Fund	Daily	Monthly
PIMCO Moderate Duration Fund	Daily	Monthly
PIMCO Mortgage-Backed Securities Fund	Daily	Monthly
PIMCO Mortgage Opportunities Fund	Daily	Monthly
PIMCO Total Return Fund II	Daily	Monthly
PIMCO Total Return ESG Fund	Daily	Monthly
PIMCO Unconstrained Bond Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a

Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods

146	PIMCO BOND FUNDS

March 31, 2017

ending after December 15, 2016, and interim periods thereafter. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under ASC 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes

ANNUAL REPORT	MARCH 31, 2017	147

Notes to Financial Statements (Cont.)

obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

148	PIMCO BOND FUNDS

March 31, 2017

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2017	149

Notes to Financial Statements (Cont.)

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company

150	PIMCO BOND FUNDS

March 31, 2017

created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in an affiliated Fund for the period ended March 31, 2017 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Extended Duration Fund	$2,735	$127,109	$(128,774)	$(1)	$0	$1,069	$9	$0
PIMCO GNMA Fund	136,929	531,791	(668,600)	44	(24)	140	391	0
PIMCO Long Duration Total Return Fund	176	809,985	(755,700)	3	0	54,464	85	0
PIMCO Long-Term U.S. Government Fund	146	382,057	(356,975)	1	0	25,229	57	0
PIMCO Moderate Duration Fund	52,084	665,207	(634,100)	15	(6)	83,200	207	0
PIMCO Mortgage-Backed Securities Fund	31,477	203,694	(225,501)	15	(7)	9,678	94	0
PIMCO Mortgage Opportunities Fund	64,673	1,483,826	(1,202,600)	97	0	345,996	2,526	0
PIMCO Total Return Fund II	17,961	405,936	(377,501)	8	(2)	46,402	236	0
PIMCO Total Return ESG Fund	5,178	523,659	(460,101)	(7)	(3)	68,726	259	0
PIMCO Unconstrained Bond Fund	84,217	2,617,471	(2,117,600)	(13)	(69)	584,006	871	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole

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Notes to Financial Statements (Cont.)

loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2017, the PIMCO Unconstrained Bond Fund had $7,659,854 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Real Estate Investment Trusts (“REITs”)  Certain Funds may invest in REITs, which are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of

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its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Funds at March 31, 2017 are disclosed in the Notes to Schedules of Investments.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S.

Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

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Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

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Notes to Financial Statements (Cont.)

Credit Default Swaptions  Certain Funds may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  Certain Funds may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, in applying certain of a Fund’s

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investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Certain Funds may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or

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Notes to Financial Statements (Cont.)

to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference

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less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, a Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact a Fund’s liquidity and net asset value. Such transactions may also increase a Fund’s transaction costs or otherwise cause a Fund to perform differently than intended. Moreover, the Funds are subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the

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Notes to Financial Statements (Cont.)

counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty.

As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

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Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class		Class D	Class A		Class C	Class R
PIMCO Extended Duration Fund	0.25%	0.25%	0.35%	N/A		N/A	0.40%	*	N/A	N/A
PIMCO GNMA Fund	0.25%	0.25%	0.35%	N/A		0.40%	0.40%		0.40%	N/A
PIMCO Long Duration Total Return Fund	0.25%	0.25%	0.35%	N/A		0.40%	0.40%	*	N/A	N/A
PIMCO Long-Term U.S. Government Fund	0.225%	0.25%	0.35%	0.25%		0.35%	0.35%		0.35%	N/A
PIMCO Moderate Duration Fund	0.25%	0.21%	0.31%	0.21%		N/A	N/A		N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.25%	0.25%	0.35%	0.25%		0.40%	0.40%		0.40%	N/A
PIMCO Mortgage Opportunities Fund	0.35%	0.25%	0.35%	N/A		0.40%	0.40%		0.40%	N/A
PIMCO Total Return Fund II	0.25%	0.25%	0.35%	0.25%		N/A	N/A		N/A	N/A
PIMCO Total Return ESG Fund	0.25%	0.25%	0.35%	0.25%		N/A	N/A		N/A	N/A
PIMCO Unconstrained Bond Fund	0.60%	0.30%	0.40%	0.30%	~	0.45%	0.45%		0.45%	0.45%

*	This share class has been registered with the Securities and Exchange Commission (the “SEC”), but is not operational.
~	This share class was liquidated during the reporting period.

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Notes to Financial Statements (Cont.)

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

Distribution and/or Servicing Fee
Administrative Class and Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2017, the Distributor retained $7,047,450 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000, the valuation oversight committee lead receives an additional annual retainer of $11,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $5,750) and the governance committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short-Term

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Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2017, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO GNMA Fund	$18,988	$0
PIMCO Long Duration Total Return Fund	6,604	10,678
PIMCO Long-Term U.S. Government Fund	64,919	64,390
PIMCO Moderate Duration Fund	19,738	35,025
PIMCO Mortgage Opportunities Fund	359	543
PIMCO Total Return Fund II	16,261	51,082
PIMCO Total Return ESG Fund	22,177	70,481
PIMCO Unconstrained Bond Fund	2,449	157,772

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2017, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
PIMCO Extended Duration Fund	$1,739,145	$790,095	$73,082	$16,206
PIMCO GNMA Fund	22,725,445	22,812,553	91,753	6,553
PIMCO Long Duration Total Return Fund	3,557,498	3,394,833	954,456	886,308
PIMCO Long-Term U.S. Government Fund	2,193,051	786,563	44,535	7,526
PIMCO Moderate Duration Fund	3,688,789	3,886,914	312,799	314,045
PIMCO Mortgage-Backed Securities Fund	6,023,829	6,023,783	28,713	6,897
PIMCO Mortgage Opportunities Fund	48,125,336	46,914,156	791,428	240,337
PIMCO Total Return Fund II	6,242,500	6,400,585	154,691	222,478
PIMCO Total Return ESG Fund	7,629,301	7,715,617	423,149	393,766
PIMCO Unconstrained Bond Fund	14,736,271	16,173,781	205,029	1,459,669

ANNUAL REPORT	MARCH 31, 2017	163

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Extended Duration Fund				PIMCO GNMA Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	122,897	$959,994	22,191	$179,474	10,986	$124,116	11,769	$133,428
Class P	6,681	51,592	9,977	83,164	2,979	33,564	5,500	62,233
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	1,671	18,876	3,972	44,905
Class A	0	0	0	0	3,202	36,154	4,612	52,174
Class C	0	0	0	0	773	8,768	1,447	16,370
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	5,749	42,942	1,970	15,781	838	9,454	671	7,591
Class P	285	2,176	221	1,773	162	1,831	118	1,332
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	206	2,327	185	2,092
Class A	0	0	0	0	423	4,768	394	4,464
Class C	0	0	0	0	120	1,349	98	1,113
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(23,691)	(212,705)	(21,753)	(172,326)	(15,717)	(176,648)	(9,485)	(107,442)
Class P	(8,440)	(70,222)	(6,075)	(51,495)	(5,317)	(60,054)	(2,942)	(33,262)
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	(3,687)	(41,561)	(4,357)	(49,293)
Class A	0	0	0	0	(8,417)	(94,996)	(7,875)	(89,111)
Class C	0	0	0	0	(2,301)	(25,912)	(3,055)	(34,593)
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	103,481	$773,777	6,531	$56,371	(14,079)	$(157,964)	1,052	$12,001

164	PIMCO BOND FUNDS

March 31, 2017

PIMCO Long Duration Total Return Fund				PIMCO Long-Term U.S. Government Fund				PIMCO Moderate Duration Fund
Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

68,579	$771,682	69,966	$811,805	250,191	$1,544,244	42,581	$397,188	25,905	$263,063	16,320	$167,011
397	4,591	644	7,323	6,186	40,025	8,588	64,045	129	1,313	316	3,256
0	0	0	0	1,514	9,872	1,419	12,320	198	2,031	1,044	10,708
1,425	16,637	153	1,738	3,830	24,975	4,474	30,762	0	0	0	0
0	0	0	0	13,773	88,876	24,706	204,098	0	0	0	0
0	0	0	0	1,919	12,456	2,235	16,257	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0

23,234	249,220	25,623	284,072	3,785	23,406	17,736	110,502	2,624	26,656	6,075	61,902
55	591	74	826	172	1,090	2,375	14,567	13	129	28	288
0	0	0	0	116	730	1,983	12,330	0	0	0	0
61	643	37	414	45	289	92	582	0	0	0	0
0	0	0	0	504	3,185	8,736	54,058	0	0	0	0
0	0	0	0	87	546	1,553	9,498	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0

(90,495)	(1,053,058)	(190,243)	(2,143,345)	(58,730)	(387,451)	(40,750)	(420,435)	(39,187)	(396,814)	(40,343)	(412,903)
(506)	(5,681)	(1,352)	(15,251)	(12,588)	(77,846)	(5,232)	(42,622)	(179)	(1,814)	(175)	(1,782)
0	0	0	0	(2,533)	(16,079)	(3,863)	(38,046)	(1,116)	(11,396)	(125)	(1,260)
(658)	(7,580)	(874)	(9,765)	(4,476)	(28,275)	(3,099)	(22,655)	0	0	0	0
0	0	0	0	(22,242)	(143,952)	(25,922)	(236,690)	0	0	0	0
0	0	0	0	(2,839)	(18,026)	(1,937)	(17,831)	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
2,092	$(22,955)	(95,972)	$(1,062,183)	178,714	$1,078,065	35,675	$147,928	(11,613)	$(116,832)	(16,860)	$(172,780)

ANNUAL REPORT	MARCH 31, 2017	165

Notes to Financial Statements (Cont.)

	PIMCO Mortgage-Backed Securities Fund				PIMCO Mortgage Opportunities Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	3,852	$40,695	3,948	$41,492	100,616	$1,114,211	55,588	$613,348
Class P	469	4,947	602	6,338	29,165	322,364	60,036	665,786
Administrative Class	66	700	271	2,849	0	0	0	0
Class D	1,393	14,647	2,845	29,927	5,661	62,329	6,276	69,463
Class A	375	3,954	948	9,980	4,013	44,333	4,063	44,794
Class C	126	1,332	200	2,102	743	8,206	1,910	21,158
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	349	3,668	260	2,733	7,094	77,844	4,536	49,993
Class P	19	200	15	155	1,140	12,500	379	4,171
Administrative Class	8	84	18	189	0	0	0	0
Class D	95	992	89	935	330	3,619	195	2,148
Class A	67	704	54	564	230	2,522	113	1,240
Class C	16	164	11	112	90	983	48	523
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(4,278)	(45,188)	(2,813)	(29,549)	(47,985)	(529,669)	(38,188)	(421,349)
Class P	(665)	(7,027)	(451)	(4,747)	(50,059)	(555,191)	(19,019)	(209,440)
Administrative Class	(167)	(1,764)	(1,159)	(12,242)	0	0	0	0
Class D	(2,012)	(21,191)	(2,417)	(25,375)	(2,917)	(32,229)	(3,312)	(36,514)
Class A	(1,016)	(10,686)	(882)	(9,266)	(3,216)	(35,476)	(1,154)	(12,717)
Class C	(313)	(3,299)	(207)	(2,173)	(803)	(8,852)	(688)	(7,589)
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(1,616)	$(17,068)	1,332	$14,024	44,102	$487,494	70,783	$785,015

166	PIMCO BOND FUNDS

March 31, 2017

PIMCO Total Return Fund II				PIMCO Total Return ESG Fund				PIMCO Unconstrained Bond Fund
Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

13,565	$131,544	8,233	$81,429	29,095	$262,669	14,200	$129,869	129,993	$1,366,196	36,209	$393,460
286	2,764	850	8,194	1,667	15,094	2,337	21,208	21,962	229,750	56,621	613,441
268	2,595	281	2,769	1,089	9,878	2,007	18,292	11 ^	104 ^	58	635
0	0	0	0	0	0	0	0	1,796	19,175	5,217	57,360
0	0	0	0	0	0	0	0	1,777	18,871	2,566	27,690
0	0	0	0	0	0	0	0	713	7,560	1,871	20,295
0	0	0	0	0	0	0	0	203	2,128	263	2,832

2,456	23,673	5,532	53,485	2,893	26,207	4,691	42,653	4,411	46,400	22,711	240,426
39	373	37	359	146	1,325	229	2,084	593	6,241	2,865	30,281
44	426	100	968	140	1,264	314	2,857	1 ^	13 ^	10	110
0	0	0	0	0	0	0	0	190	1,999	975	10,310
0	0	0	0	0	0	0	0	386	4,059	1,852	19,543
0	0	0	0	0	0	0	0	250	2,627	1,592	16,741
0	0	0	0	0	0	0	0	11	117	51	535

(36,877)	(355,944)	(35,564)	(352,656)	(27,892)	(251,572)	(34,322)	(315,137)	(164,352)	(1,720,370)	(382,070)	(4,112,352)
(228)	(2,208)	(903)	(9,041)	(2,484)	(22,528)	(2,380)	(21,854)	(107,118)	(1,120,470)	(80,848)	(864,820)
(377)	(3,680)	(1,079)	(10,770)	(4,732)	(42,768)	(5,517)	(50,580)	(185)^	(1,928)^	(76)	(826)
0	0	0	0	0	0	0	0	(4,646)	(48,744)	(18,120)	(194,764)
0	0	0	0	0	0	0	0	(12,121)	(127,256)	(24,123)	(259,243)
0	0	0	0	0	0	0	0	(11,395)	(119,692)	(20,369)	(218,519)
0	0	0	0	0	0	0	0	(314)	(3,306)	(627)	(6,677)
(20,824)	$(200,457)	(22,513)	$(225,263)	(78)	$(431)	(18,441)	$(170,608)	(137,834)	$(1,436,526)	(393,372)	$(4,223,542)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Administrative Class Shares liquidated at the close of business on January 13, 2017.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties
PIMCO Extended Duration Fund	0	2	0%	56%
PIMCO Long Duration Total Return Fund	1	0	11%	0%
PIMCO Long-Term U.S. Government Fund	0	2	0%	75%
PIMCO Mortgage-Backed Securities Fund	1	0	16%	0%
PIMCO Total Return ESG Fund	1	0	14%	0%

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters. The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable,

ANNUAL REPORT	MARCH 31, 2017	167

Notes to Financial Statements (Cont.)

to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2014-2016, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Extended Duration Fund	$7,759	$237	$(28,245)	$(865)	$0	$0	$0
PIMCO GNMA Fund	191	0	(11,916)	(103)	(40,720)	0	0
PIMCO Long Duration Total Return Fund	3,121	12,631	120,378	(956)	0	(8,462)	0
PIMCO Long-Term U.S. Government Fund	20,704	189	(36,642)	(749)	(112,285)	0	0
PIMCO Moderate Duration Fund	0	0	10,777	(2,953)	(35,275)	0	(8,375)
PIMCO Mortgage-Backed Securities Fund	26	0	1,637	(25)	(11,907)	0	0
PIMCO Mortgage Opportunities Fund	5,243	0	44,727	(1,721)	(60,707)	0	0
PIMCO Total Return Fund II	0	0	10,857	(929)	0	(7,146)	(59)
PIMCO Total Return ESG Fund	0	0	3,443	(1,789)	0	(5,919)	(13,760)
PIMCO Unconstrained Bond Fund	143,961	0	114,365	(5,969)	(518,070)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, convertible preferred securities, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals organizational costs, and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through March 31, 2017 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through March 31, 2017 and Ordinary losses realized during the period January 1, 2017 through March 31, 2017, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2017, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†)(7):

	Short-Term	Long-Term
PIMCO Extended Duration Fund	$0	$0
PIMCO GNMA Fund	19,286	21,434
PIMCO Long Duration Total Return Fund	0	0
PIMCO Long-Term U.S. Government Fund*	46,514	65,771
PIMCO Moderate Duration Fund	16,459	18,816
PIMCO Mortgage-Backed Securities Fund	3,653	8,254
PIMCO Mortgage Opportunities Fund	47,344	13,363
PIMCO Total Return Fund II	0	0
PIMCO Total Return ESG Fund	0	0
PIMCO Unconstrained Bond Fund	512,984	5,086

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

168	PIMCO BOND FUNDS

March 31, 2017

As of March 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(8)
PIMCO Extended Duration Fund	$1,512,267	$14,911	$(39,921)	$(25,010)
PIMCO GNMA Fund	1,334,106	8,407	(18,800)	(10,393)
PIMCO Long Duration Total Return Fund	3,567,575	167,702	(82,713)	84,989
PIMCO Long-Term U.S. Government Fund	2,115,988	19,372	(59,155)	(39,783)
PIMCO Moderate Duration Fund	1,631,749	30,596	(26,420)	4,176
PIMCO Mortgage-Backed Securities Fund	343,302	4,368	(2,965)	1,403
PIMCO Mortgage Opportunities Fund	4,466,287	83,115	(43,837)	39,278
PIMCO Total Return Fund II	842,464	15,371	(5,269)	10,102
PIMCO Total Return ESG Fund	1,518,353	23,561	(16,596)	6,965
PIMCO Unconstrained Bond Fund	3,951,906	226,130	(103,547)	122,583

(8)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback transactions, convertible preferred securities, and Lehman securities for federal income tax purposes.

For the fiscal years ended March 31, 2017 and March 31, 2016, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2017			March 31, 2016
	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital(10)	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital(10)
PIMCO Extended Duration Fund	$36,852	$9,594	$0	$12,614	$5,654	$0
PIMCO GNMA Fund	21,199	0	0	16,868	0	988
PIMCO Long Duration Total Return Fund	162,297	92,705	0	201,564	88,403	0
PIMCO Long-Term U.S. Government Fund	30,726	0	0	229,440	0	0
PIMCO Moderate Duration Fund	29,639	0	0	56,579	12,166	0
PIMCO Mortgage-Backed Securities Fund	6,003	0	0	4,848	0	0
PIMCO Mortgage Opportunities Fund	119,073	0	0	72,301	0	0
PIMCO Total Return Fund II	26,501	0	475	34,914	24,134	0
PIMCO Total Return ESG Fund	29,228	1,792	0	35,096	14,845	1,908
PIMCO Unconstrained Bond Fund	84,206	0	0	365,159	0	27,309

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(9)	Includes short-term capital gains distributed, if any.
(10)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

Effective April 1, 2017, all Class C shares with a minimum ten year holding period will be converted to Class A shares of the same Fund, for all Funds of the PIMCO Funds Trust that offer Class C Shares. This automatic conversion feature was approved by the Board on January 24, 2017.

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	MARCH 31, 2017	169

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO Extended Duration Fund, PIMCO GNMA Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities Fund, PIMCO Total Return Fund II, PIMCO Total Return ESG Fund and PIMCO Unconstrained Bond Fund

In our opinion, the (i) accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of each of the PIMCO Extended Duration Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Mortgage Opportunities Fund and PIMCO Unconstrained Bond Fund as of March 31, 2017, the results of each of their operations and of cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods indicated, and (ii) accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the PIMCO GNMA Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Total Return Fund II and PIMCO Total Return ESG Fund as of March 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods indicated, (ten of the funds constituting the PIMCO Funds, hereafter referred to as the “Funds”), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

170	PIMCO BOND FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GRE	RBS Securities, Inc.	NOM	Nomura Securities International Inc.
BCY	Barclays Capital, Inc.	GSC	Goldman Sachs & Co.	NXN	Natixis New York
BOA	Bank of America N.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BOM	Bank of Montreal	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets
BOS	Banc of America Securities LLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	RYL	Royal Bank of Scotland Group PLC
BPG	BNP Paribas Securities Corp.	JPM	JPMorgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	JPS	JPMorgan Securities, Inc.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	MEI	Merrill Lynch International	SGY	Societe Generale, New York
BSN	Bank of Nova Scotia	MSB	Morgan Stanley Bank, N.A	SOG	Societe Generale
CBK	Citibank N.A.	MSC	Morgan Stanley & Co., Inc.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	TDM	TD Securities (USA) LLC
FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	TOR	Toronto Dominion Bank
FBF	Credit Suisse International	NAB	National Australia Bank Ltd.	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.	UBS	UBS Securities LLC

Currency Abbreviations:
AUD	Australian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble
BRL	Brazilian Real	INR	Indian Rupee	SEK	Swedish Krona
CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
DKK	Danish Krone	KRW	South Korean Won	THB	Thai Baht
EUR	Euro	MXN	Mexican Peso	TWD	Taiwanese Dollar
GBP	British Pound	NOK	Norwegian Krone	USD (or $)	United States Dollar
HKD	Hong Kong Dollar	NZD	New Zealand Dollar	ZAR	South African Rand
IDR	Indonesian Rupiah	PEN	Peruvian New Sol

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPTFEMU	Eurozone HICP ex-Tobacco Index	IOS.FN.650.67	Fannie Mae Interest Only Synthetics Total Return Swap Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MTGEFNCL	FNMA 30-Year Coupon Index
CDX.IG	Credit Derivatives Index - Investment Grade	IOS.FN.300.12	2012 Fannie Mae 3.0% Interest Only Synthetic Total Return Swap Index	UKRPI	United Kingdom Retail Price Index
CMBX	Commercial Mortgage-Backed Index	IOS.FN.600.08	2008 Fannie Mae 6.0% Interest Only Synthetic Total Return Swap Index	USSW	10-Year USD Swap Spread (Semiannual Fixed Rate vs. 3-Month LIBOR)

Municipal Bond or Agency Abbreviations:
NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor
AID	Agency International Development	CMBS	Collateralized Mortgage-Backed Security	REIT	Real Estate Investment Trust
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	FSB	Federal Savings Bank	TBA	To-Be-Announced
BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	TBD	To Be Determined
CDO	Collateralized Debt Obligation	NCUA	National Credit Union Administration	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

ANNUAL REPORT	MARCH 31, 2017	171

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth for each Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Extended Duration Fund	0.00%	0.00%	$5,980	$18,448
PIMCO GNMA Fund	0.00%	0.00%	21,199	0
PIMCO Long Duration Total Return Fund	0.00%	1.19%	99,577	39,967
PIMCO Long-Term U.S. Government Fund	0.00%	0.00%	27,130	3,597
PIMCO Moderate Duration Fund	1.35%	1.35%	29,639	0
PIMCO Mortgage-Backed Securities Fund	0.00%	0.00%	6,003	0
PIMCO Mortgage Opportunities Fund	0.00%	0.00%	119,073	0
PIMCO Total Return Fund II	1.59%	1.59%	24,691	1,810
PIMCO Total Return ESG Fund	0.92%	0.92%	30,351	0
PIMCO Unconstrained Bond Fund	0.00%	0.47%	84,206	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

172	PIMCO BOND FUNDS

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162

Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge*** (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 – 10/16); Chief Operating Officer, PIMCO (7/09 – 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter G. Strelow*** (1970) Trustee	05/2017 to present	Managing Director, Chief Administrative Officer, PIMCO; President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard**** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Messrs. Harris, Hodge and Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	Effective May 16, 2017, Mr. Strelow became a Trustee of the Trust and Mr. Hodge retired from service as a Trustee of the Trust.
****	The information for the individuals listed is as of March 31, 2017 (as of May 16, 2017 for Mr. Strelow). Ms. Hubbard became a Trustee of the Trust effective February 14, 2017.

ANNUAL REPORT	MARCH 31, 2017	173

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013

Managing Director, Chief Administrative Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present

Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present

Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 – 10/16); Chief Operating Officer, PIMCO (7/09 – 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President – Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011

Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present

Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present

Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013

Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present

Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present

Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

174	PIMCO BOND FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019

ANNUAL REPORT	MARCH 31, 2017	175

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds

176	PIMCO BOND FUNDS

(Unaudited)

when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2017	177

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3002AR_033117

PIMCO Funds

Annual Report

March 31, 2017

Credit Bond Funds

PIMCO Credit Absolute Return Fund

PIMCO Diversified Income Fund

PIMCO High Yield Spectrum Fund

PIMCO Long-Term Credit Fund

PIMCO Low Duration Income Fund

PIMCO Senior Floating Rate Fund

PIMCO Capital Securities and Financials Fund

Share Classes

∎	Institutional
∎	P
∎	Administrative
∎	D
∎	A
∎	C

(1)	Consolidated Schedule of Investments

* Prior to January 23, 2017, the PIMCO Low Duration Income Fund was named the PIMCO Floating Income Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2017, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

In the early part of the reporting period in June 2016, the outcome of the U.K. referendum, or Brexit, prompted market volatility to rise, sovereign yields to rally significantly and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the fundamental backdrop of the global economy as remaining largely intact, and as expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of other political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain over this period.

At its December 2016 meeting, the European Central Bank (“ECB”) opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. On December 14, 2016, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25 percentage points to a range of 0.50%-0.75%. And on March 15, 2017, the Fed raised the rate again by 0.25 percentage points to a range of 0.75%-1.00%, representing their third rate increase in ten years.

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the March quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda, including the last-minute cancelation of the healthcare vote in the House of Representatives, left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. However, rising geopolitical tensions outside of the reporting period, namely Syria and North Korea, contributed to growing investor anxiety.

Financial market highlights of the twelve-month reporting period include:

∎

U.S. Treasury yields rose across the yield curve over the reporting period. The yield on the benchmark ten-year U.S. Treasury note was 2.40% at the end of the reporting period, up from 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, declined 1.44% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 0.44% over the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.48% over the reporting period, as represented by the Bloomberg Barclays U.S. TIPS Index. Real yields rose and the yield curve flattened as the Fed continued its normalization of interest rates and pro-growth sentiment emerged in the wake of the U.S. election. Market-based inflation expectations ended the period sharply higher as oil prices rallied and fears of policy-induced inflation lead to increased demand for U.S. TIPS.

∎

Diversified commodities posted positive returns, as represented by the Bloomberg Commodity Index Total Return, which returned 8.71% over the reporting period. The energy and industrial metals sectors led the rebound within commodity markets. Within energy, oil prices rose sharply as U.S. production growth slowed and the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to a coordinated cut to output. Base metals broadly gained on improved China sentiment and in anticipation of potential infrastructure spending in the U.S.

∎

Agency mortgage-backed securities (“MBS”) returned 0.17% over the reporting period, as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index. The asset class modestly outperformed like-duration U.S.

2	PIMCO CREDIT BOND FUNDS

Treasuries, as continued Fed intervention and strong overseas demand helped offset mortgage extension selling following the U.S. election. Non-Agency MBS continued to perform well due to improving housing fundamentals, limited new issuance, and sustained investor appetite.

∎

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 2.96% over the reporting period. Investment grade credit spreads tightened due to strong investor demand for high grade retail mutual funds and ETFs, low volatility, and corporate earnings strength. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 16.88% over the reporting period, which benefited from a strong rally of commodity sectors, namely the energy and metals & mining sectors.

∎

Tax-exempt municipal bonds returned 0.15% over the reporting period, as represented by the Bloomberg Barclays Municipal Bond Index. The municipal bond market benefited from constructive retail, institutional, and foreign demand through the first half of the reporting period. The positive sentiment reversed post-U.S. election as investors weighed possibilities of policy shifts around tax rates, a potential repeal of the tax exemption, and heightened infrastructure funding. Municipal bond investors remained focused on Puerto Rico as the island continued to default on select governmental issues and federally-led restructuring efforts moved forward.

∎

Emerging market (“EM”) debt sectors generally benefited from improving fundamentals in most emerging economies, stable commodity prices and accommodative global central banks. Better fundamentals attracted robust inflows into the asset class and also supported performance during the reporting period. Though returns were strong, the surprise result of the U.S. election weighed somewhat on performance in the latter half of the reporting period due to uncertainty surrounding the impact of future trade policy on EM countries. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 8.82% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.47% over the reporting period.

∎

Global equities generally posted strong positive returns in response to supportive central bank policies and healthy investor risk appetite over the full reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.17% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 17.22% over the reporting period. Global equities, as represented by the MSCI World Index, returned 14.77% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of these risks may include, but are not limited to, the following: new/small fund risk, interest rate risk, call risk, credit risk, capital and financial securities risk, concentration in banking industries risk, contingent convertible securities risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, senior loan risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, subsidiary risk, Regulation S securities risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO CREDIT BOND FUNDS

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. In addition, with respect to the PIMCO Senior Floating Rate Fund, the Average Annual Total Return table does not reflect any redemption fees that would have applied for shares that are held 30 or fewer calendar days. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A and Class C, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Diversification Status
PIMCO Credit Absolute Return Fund	08/31/11	08/31/11	08/31/11	—	08/31/11	08/31/11	08/31/11	Diversified
PIMCO Diversified Income Fund	07/31/03	07/31/03	04/30/08	10/29/04	07/31/03	07/31/03	07/31/03	Diversified
PIMCO High Yield Spectrum Fund	09/15/10	09/15/10	09/15/10	—	09/15/10	09/15/10	09/15/10	Diversified
PIMCO Long-Term Credit Fund	03/31/09	03/31/09	02/29/12	—	—	—	—	Diversified
PIMCO Low Duration Income Fund	07/30/04	07/30/04	04/30/08	—	07/30/04	07/30/04	09/30/04	Diversified
PIMCO Senior Floating Rate Fund	04/29/11	04/29/11	04/29/11	—	04/29/11	04/29/11	04/29/11	Diversified
PIMCO Capital Securities and Financials Fund	04/13/15	04/13/15	04/13/15	—	04/13/15	04/13/15	04/13/15	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and

ANNUAL REPORT	MARCH 31, 2017	5

Important Information About the Funds (Cont.)

may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO CREDIT BOND FUNDS

PIMCO Credit Absolute Return Fund

Institutional Class - PCARX	Class A - PZCRX
Class P - PPCRX	Class C - PCCRX
Class D - PDCRX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Short-Term Instruments‡	36.5%
Corporate Bonds & Notes	26.6%
U.S. Treasury Obligations	12.4%
Loan Participations and Assignments	8.5%
Asset-Backed Securities	7.5%
Non-Agency Mortgage-Backed Securities	7.0%
Other	1.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (08/31/11)
PIMCO Credit Absolute Return Fund Institutional Class	11.23%	3.60%	3.62%
PIMCO Credit Absolute Return Fund Class P	11.10%	3.48%	3.51%
PIMCO Credit Absolute Return Fund Class D	10.78%	3.17%	3.20%
PIMCO Credit Absolute Return Fund Class A	10.79%	3.18%	3.20%
PIMCO Credit Absolute Return Fund Class A (adjusted)	6.68%	2.40%	2.49%
PIMCO Credit Absolute Return Fund Class C	9.91%	2.42%	2.43%
PIMCO Credit Absolute Return Fund Class C (adjusted)	8.91%	2.42%	2.43%
3 Month USD LIBOR Index	0.78%	0.41%	0.41%
Lipper Alternative Credit Focus Funds Average	6.69%	2.27%	2.57%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.93% for Institutional Class shares, 1.03% for Class P shares, 1.33% for Class D shares, 1.33% for Class A shares, and 2.08% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Credit Absolute Return Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Security selection, industry and sector allocation, and management of market risk within and across credit and corporate markets are expected to be the main drivers of returns over time. “Fixed Income Instruments” include bonds, debt securities, bank loans and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Positive duration and long exposure to interest rates detracted from performance, as rates rose.

»	Long exposure to non-Agency MBS contributed to performance, as these securities rallied.

»	Long exposure to diversified financial credits contributed to performance, as the sector posted positive absolute returns.

»	Net long exposure to energy contributed to performance, as the sector posted positive absolute returns.

»	Select shorts in retail in the last quarter of the reporting period detracted from performance, as the sector posted positive absolute returns.

»	Select shorts in restaurants detracted from performance, as the sector posted positive absolute returns.

ANNUAL REPORT	MARCH 31, 2017	7

PIMCO Diversified Income Fund

Institutional Class - PDIIX	Class D - PDVDX
Class P - PDVPX	Class A - PDVAX
Administrative Class - PDAAX	Class C - PDICX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Corporate Bonds & Notes	38.0%
U.S. Treasury Obligations	15.9%
Asset-Backed Securities	11.9%
Sovereign Issues	10.9%
Non-Agency Mortgage-Backed Securities	8.7%
U.S. Government Agencies	6.5%
Short-Term Instruments‡	3.4%
Other	4.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (07/31/03)
PIMCO Diversified Income Fund Institutional Class	11.53%	5.35%	6.56%	7.31%
PIMCO Diversified Income Fund Class P	11.42%	5.25%	6.45%	7.20%
PIMCO Diversified Income Fund Administrative Class	11.25%	5.09%	6.30%	7.04%
PIMCO Diversified Income Fund Class D	11.09%	4.93%	6.14%	6.88%
PIMCO Diversified Income Fund Class A	11.09%	4.93%	6.14%	6.88%
PIMCO Diversified Income Fund Class A (adjusted)	6.92%	4.13%	5.73%	6.58%
PIMCO Diversified Income Fund Class C	10.26%	4.15%	5.35%	6.08%
PIMCO Diversified Income Fund Class C (adjusted)	9.26%	4.15%	5.35%	6.08%
Bloomberg Barclays Global Credit Hedged USD Index	5.45%	4.72%	5.32%	5.43%
1/3 each-Bloomberg Barclays Global Aggregate Credit ex Emerging Markets, USD Hedged; BofA Merrill Lynch BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	8.37%	5.58%	6.48%	7.10%
Lipper Multi-Sector Income Funds Average	7.17%	3.90%	5.07%	5.59%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.76% for Institutional Class shares, 0.86% for Class P shares, 1.01% for Administrative Class shares, 1.16% for Class D shares, 1.16% for Class A shares, and 1.91% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Diversified Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to non-agency mortgage-backed securities contributed to performance, as the sector outperformed the benchmark.

»	Exposure to Brazilian external debt contributed to performance, as the sector outperformed the benchmark.

»	Exposure to high yield financials contributed to performance, as the sector outperformed the benchmark.

»	Security selection within investment grade financials contributed to performance.

»	An underweight to U.S. duration benefited performance, as U.S. Treasury rates increased.

»	An underweight to high yield industrials detracted from performance, as the sector outperformed the benchmark.

»	Positioning within investment grade industrials detracted from performance.

8	PIMCO CREDIT BOND FUNDS

PIMCO High Yield Spectrum Fund

Institutional Class - PHSIX	Class A - PHSAX
Class P - PHSPX	Class C - PHSCX
Class D - PHSDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Corporate Bonds & Notes	87.5%
Short-Term Instruments‡	11.6%
Loan Participations and Assignments	0.7%
Common Stocks	0.1%
Convertible Bonds & Notes	0.1%
Other	0.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (09/15/10)
PIMCO High Yield Spectrum Fund Institutional Class	14.98%	7.19%	7.81%
PIMCO High Yield Spectrum Fund Class P	14.87%	7.08%	7.70%
PIMCO High Yield Spectrum Fund Class D	14.58%	6.81%	7.43%
PIMCO High Yield Spectrum Fund Class A	14.58%	6.81%	7.43%
PIMCO High Yield Spectrum Fund Class A (adjusted)	10.28%	6.01%	6.81%
PIMCO High Yield Spectrum Fund Class C	13.73%	6.02%	6.63%
PIMCO High Yield Spectrum Fund Class C (adjusted)	12.73%	6.02%	6.63%
BofA/Merrill Lynch Developed Markets High Yield Constrained (USDHedged) Index	15.50%	7.38%	7.79%
Lipper High Yield Funds Average	13.30%	5.57%	6.13%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 09/30/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.61% for Institutional Class shares, 0.71% for Class P shares, 0.96% for Class D shares, 0.96% for Class A shares, and 1.71% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO High Yield Spectrum Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by convertibles, warrants, forwards, or derivatives such as swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in Fixed Income Instruments and other securities of any rating below investment grade as rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Overweight exposure to healthcare detracted from performance, as the sector underperformed the broader market.

»	Underweight exposure to energy detracted from performance, as the sector outperformed the broader market.

»	Security selection in the energy sector detracted from performance, as the Fund’s holdings within energy underperformed the broader sector.

»	Security selection in telecommunications contributed to performance, as the Fund’s telecommunications positions outperformed the broader sector.

»	Security selection in the banking sector contributed to performance, as the Fund’s banking holdings outperformed the broader sector.

»	Security selection in the chemicals sector contributed to performance, as the Fund’s chemicals holdings outperformed the broader sector.

ANNUAL REPORT	MARCH 31, 2017	9

PIMCO Long-Term Credit Fund

Institutional Class - PTCIX
Class P - PLCPX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Corporate Bonds & Notes	52.5%
U.S. Treasury Obligations	27.2%
Municipal Bonds & Notes	4.7%
Loan Participations and Assignments	3.9%
Short-Term Instruments‡	3.9%
Other	7.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (03/31/09)
PIMCO Long-Term Credit Fund Institutional Class	7.79%	7.54%	11.36%
PIMCO Long-Term Credit Fund Class P	7.68%	7.43%	11.25%
Bloomberg Barclays U.S. Long Credit Index	4.89%	5.38%	9.92%
Lipper General Bond Funds Average	4.35%	4.18%	8.08%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.65% for Institutional Class shares, and 0.75% for Class P shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Long-Term Credit Fund seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	An underweight to duration contributed to performance, as rates rose.

»	Selection in banking contributed to performance due to an emphasis on Additional Tier 1/CoCo (“AT1”) securities, which outperformed the broader credit index.

»	A tactical allocation to non-agency mortgage-backed securities contributed to performance, as the sector outperformed.

»	A tactical allocation to external emerging markets quasi-sovereign debt was positive for performance, as the sector outperformed the credit market.

»	An underweight to chemicals detracted from performance, as the sector outperformed the broader market.

»	An overweight to midstream energy/pipelines contributed to performance, as the sector outperformed the broader market.

»	An underweight to technology detracted from performance, as the sector outperformed.

10	PIMCO CREDIT BOND FUNDS

PIMCO Low Duration Income Fund

Institutional Class - PFIIX	Class A - PFIAX
Class P - PFTPX	Class C - PFNCX
Class D - PFIDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Asset-Backed Securities	26.7%
Corporate Bonds & Notes	26.7%
U.S. Treasury Obligations	18.6%
Non-Agency Mortgage-Backed Securities	14.2%
U.S. Government Agencies	6.0%
Short-Term Instruments‡	2.7%
Other	5.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (07/30/04)
PIMCO Low Duration Income Fund Institutional Class	14.45%	4.10%	2.90%	3.84%
PIMCO Low Duration Income Fund Class P	14.34%	4.00%	2.80%	3.73%
PIMCO Low Duration Income Fund Class D	14.00%	3.68%	2.49%	3.42%
PIMCO Low Duration Income Fund Class A	14.00%	3.69%	2.49%	3.42%
PIMCO Low Duration Income Fund Class A (adjusted)	11.38%	3.21%	2.26%	3.23%
PIMCO Low Duration Income Fund Class C	13.65%	3.38%	2.19%	3.10%
PIMCO Low Duration Income Fund Class C (adjusted)	12.65%	3.38%	2.19%	3.10%
Bloomberg Barclays U.S. Aggregate 1-3 Years Indexª	0.74%	0.95%	2.42%	2.58%	♦
3 Month USD LIBOR Index	0.78%	0.41%	1.13%	1.73%
Equally weighted blend of three indices, at constant 0.25 year duration, as calculated by PIMCO: Bloomberg Barclays Global Aggregate Credit Component ex Emerging Markets, USD Hedged; BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Developed Markets Index, USD Hedged; and JPMorgan EMBI Global, USD Hedgedªª	11.12%	4.12%	—	—
Lipper Short Investment Grade Debt Funds Average	1.96%	1.34%	2.27%	2.49%	♦

All Fund returns are net of fees and expenses.

ª Prior to January 23, 2017, the Fund’s primary benchmark was the 3 Month USD LIBOR Index.

ªª Prior to January 23, 2017, the Fund’s secondary benchmark was the Equally weighted blend of three indices, at constant 0.25 year duration, as calculated by PIMCO: Bloomberg Barclays Global Aggregate Credit Component ex Emerging Markets, USD Hedged; BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Developed Markets Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged Index.

♦ Average annual total return since 07/31/2004.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.51% for Institutional Class shares, 0.61% for Class P shares, 0.91% for Class D shares, 0.91% for Class A shares, and 1.21% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Low Duration Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to high yield corporate spread duration contributed to performance, as spreads narrowed over the reporting period.

»	Exposure to U.S. dollar-denominated emerging market external debt contributed to performance, as spreads narrowed over the reporting period.

»	Exposure to investment grade corporate spread duration contributed to performance, as spreads tightened over the reporting period.

»	Positions in non-agency mortgage-backed securities contributed to performance, as total returns in these securities were positive over the reporting period.

»	Short positions against the Japanese yen detracted from performance, as the currency appreciated against the U.S. dollar over the reporting period.

ANNUAL REPORT	MARCH 31, 2017	11

PIMCO Senior Floating Rate Fund

Institutional Class - PSRIX	Class A - PSRZX
Class P - PSRPX	Class C - PSRWX
Class D - PSRDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Loan Participations and Assignments	81.9%
Short-Term Instruments‡	11.9%
Corporate Bonds & Notes	6.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (04/29/11)
PIMCO Senior Floating Rate Fund Institutional Class	6.96%	3.79%	3.73%
PIMCO Senior Floating Rate Fund Class P	6.85%	3.69%	3.63%
PIMCO Senior Floating Rate Fund Class D	6.63%	3.48%	3.42%
PIMCO Senior Floating Rate Fund Class A	6.63%	3.48%	3.42%
PIMCO Senior Floating Rate Fund Class A (adjusted)	4.26%	2.70%	2.76%
PIMCO Senior Floating Rate Fund Class C	5.84%	2.71%	2.66%
PIMCO Senior Floating Rate Fund Class C (adjusted)	4.84%	2.71%	2.66%
J.P. Morgan BB/B Leveraged Loan Index	7.51%	4.51%	4.23%
Lipper Loan Participation Funds Average	8.70%	3.85%	3.57%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 04/30/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.72% for Institutional Class shares, 0.82% for Class P shares, 1.02% for Class D shares, 1.02% for Class A shares, and 1.77% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Senior Floating Rate Fund seeks a high level of current income, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of floating or adjustable rate senior secured loans, senior corporate debt and other senior Fixed Income Instruments that effectively enable the Fund to achieve a floating rate of income. “Fixed Income Instruments” include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Security selection in healthcare detracted from performance, as the Fund’s healthcare holdings underperformed the broader sector.

»	Underweight exposure to energy detracted from performance, as the sector outperformed the broader market.

»	Security selection in metals and mining detracted from performance, as the Fund’s metals and mining holdings underperformed the broader sector.

»	Tactical allocation to high yield bonds contributed to performance, as the asset class outperformed the bank loan market.

»	Security selection in energy contributed to performance, as the Fund’s energy holdings outperformed the broader sector.

»	Underweight exposure to retail contributed to performance, as the sector underperformed the broader market.

12	PIMCO CREDIT BOND FUNDS

PIMCO Capital Securities and Financials Fund

Institutional Class - PFINX	Class A - PFANX
Class P - PFPNX	Class C - PFCNX
Class D - PFDNX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Corporate Bonds & Notes	76.4%
Short-Term Instruments‡	21.6%
Preferred Securities	1.4%
Common Stocks	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	Fund Inception (04/13/15)
PIMCO Capital Securities and Financials Fund Institutional Class	15.22%	6.47%
PIMCO Capital Securities and Financials Fund Class P	14.92%	6.36%
PIMCO Capital Securities and Financials Fund Class D	14.82%	6.08%
PIMCO Capital Securities and Financials Fund Class A	14.79%	6.11%
PIMCO Capital Securities and Financials Fund Class A (adjusted)	10.46%	4.07%
PIMCO Capital Securities and Financials Fund Class C	13.76%	5.25%
PIMCO Capital Securities and Financials Fund Class C (adjusted)	12.76%	5.25%
70% BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% BofA Merrill Lynch Contingent Capital Index (COCO)	10.31%	5.90%
Lipper Financial Services Funds Average	29.62%	11.38%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 04/30/2015.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.79% for Institutional Class shares, 0.89% for Class P shares, 1.14% for Class D shares, 1.14% for Class A shares, and 1.89% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Capital Securities and Financials Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Capital Securities and Financial Securities. “Capital Securities” include securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies) for purposes of satisfying their regulatory capital requirements. “Financial Securities” include Capital Securities and all other securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies). Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	An overweight to Additional Tier 1 securities contributed to performance, as these issues outperformed the broader market.

»	An underweight to legacy Tier 1 issues detracted from performance, as these issues outperformed the broader market.

»	Exposure to financial equity contributed to performance, as these stocks outperformed broader capital securities.

»	An underweight to Upper Tier 2 securities in the second half of the reporting period detracted from performance, as these issues outperformed the broader market.

»	An underweight to U.S. preferred securities contributed to performance, as these issues underperformed the broader market.

»	Net long USD vs. short GBP currency positioning contributed to performance, as the dollar rallied vs. Sterling.

ANNUAL REPORT	MARCH 31, 2017	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2016 to March 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Credit Absolute Return Fund
Institutional Class	$1,000.00	$1,042.10	$4.58	$1,000.00	$1,020.44	$4.53	0.90%
Class P	1,000.00	1,041.40	5.09	1,000.00	1,019.95	5.04	1.00
Class D	1,000.00	1,039.80	6.61	1,000.00	1,018.45	6.54	1.30
Class A	1,000.00	1,040.10	6.61	1,000.00	1,018.45	6.54	1.30
Class C	1,000.00	1,036.00	10.41	1,000.00	1,014.71	10.30	2.05
PIMCO Diversified Income Fund
Institutional Class	$1,000.00	$1,022.90	$3.88	$1,000.00	$1,021.09	$3.88	0.77%
Class P	1,000.00	1,022.40	4.39	1,000.00	1,020.59	4.38	0.87
Administrative Class	1,000.00	1,021.60	5.14	1,000.00	1,019.85	5.14	1.02
Class D	1,000.00	1,020.90	5.89	1,000.00	1,019.10	5.89	1.17
Class A	1,000.00	1,020.90	5.89	1,000.00	1,019.10	5.89	1.17
Class C	1,000.00	1,017.10	9.66	1,000.00	1,015.36	9.65	1.92
PIMCO High Yield Spectrum Fund
Institutional Class	$1,000.00	$1,050.50	$3.12	$1,000.00	$1,021.89	$3.07	0.61%
Class P	1,000.00	1,050.00	3.63	1,000.00	1,021.39	3.58	0.71
Class D	1,000.00	1,048.70	4.90	1,000.00	1,020.14	4.84	0.96
Class A	1,000.00	1,048.70	4.90	1,000.00	1,020.14	4.84	0.96
Class C	1,000.00	1,044.80	8.72	1,000.00	1,016.40	8.60	1.71

14	PIMCO CREDIT BOND FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Long-Term Credit Fund
Institutional Class	$1,000.00	$970.70	$3.64	$1,000.00	$1,021.24	$3.73	0.74%
Class P	1,000.00	970.20	4.13	1,000.00	1,020.74	4.23	0.84
PIMCO Low Duration Income Fund
Institutional Class	$1,000.00	$1,050.00	$3.17	$1,000.00	$1,021.84	$3.13	0.62%
Class P	1,000.00	1,049.50	3.68	1,000.00	1,021.34	3.63	0.72
Class D	1,000.00	1,048.00	5.21	1,000.00	1,019.85	5.14	1.02
Class A	1,000.00	1,048.00	5.21	1,000.00	1,019.85	5.14	1.02
Class C	1,000.00	1,046.40	6.73	1,000.00	1,018.35	6.64	1.32
PIMCO Senior Floating Rate Fund
Institutional Class	$1,000.00	$1,024.70	$3.63	$1,000.00	$1,021.34	$3.63	0.72%
Class P	1,000.00	1,024.20	4.14	1,000.00	1,020.84	4.13	0.82
Class D	1,000.00	1,023.10	5.14	1,000.00	1,019.85	5.14	1.02
Class A	1,000.00	1,023.10	5.14	1,000.00	1,019.85	5.14	1.02
Class C	1,000.00	1,019.30	8.91	1,000.00	1,016.11	8.90	1.77
PIMCO Capital Securities and Financials Fund (Consolidated)
Institutional Class	$1,000.00	$1,061.80	$4.11	$1,000.00	$1,020.94	$4.03	0.80%
Class P	1,000.00	1,059.70	4.62	1,000.00	1,020.44	4.53	0.90
Class D	1,000.00	1,059.10	5.90	1,000.00	1,019.20	5.79	1.15
Class A	1,000.00	1,059.00	5.90	1,000.00	1,019.20	5.79	1.15
Class C	1,000.00	1,054.70	9.73	1,000.00	1,015.46	9.55	1.90

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2017	15

Benchmark Descriptions

Index*	Description

1/3 each-Bloomberg Barclays Global Aggregate Credit ex Emerging Markets, USD Hedged; BofA Merrill Lynch BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	The Bloomberg Barclays Global Aggregate Credit ex Emerging Markets (USD Hedged) provides a broad-based measure of the global developed markets investment-grade fixed income markets. The BofA Merrill Lynch BB-B Rated Developed Markets High Yield Constrained Index (USD Hedged) tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global (USD Hedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments.

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

70% BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% BofA Merrill Lynch Contingent Capital Index (COCO)	The benchmark is a blend of 70% BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% BofA Merrill Lynch Contingent Capital Index (COCO). The BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody’s, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million. The BofA Merrill Lynch Contingent Capital Index tracks the performance of investment grade and below investment grade contingent capital debt publicly issued in the major domestic and eurobond markets. Qualifying securities must have a capital-dependent conversion feature and must be rated by either Moody’s, S&P or Fitch. In addition, qualifying securities must have at least one month remaining term to final maturity and at least 18 months to maturity at point of issuance. For investment grade debt, qualifying currencies and their respective minimum size requirements (in local currency terms) are: AUD 100 million; CAD 100 million; EUR 250 million; JPY 20 billion; GBP 100 million; and USD 250 million. For below investment grade debt, minimum size requirements are CAD 100 million, EUR 100 million, GBP 50 million, or USD 100 million.

Bloomberg Barclays Global Credit Hedged USD Index	Bloomberg Barclays Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Bloomberg Barclays U.S. Aggregate 1-3 Years Index	Bloomberg Barclays U.S. Aggregate 1-3 Years Index represents securities that are SEC-registered, taxable, and dollar denominated with a maturity between one and three years. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays U.S. Long Credit Index	Bloomberg Barclays U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

BofA/Merrill Lynch Developed Markets High Yield Constrained (USDHedged) Index	The BofA/Merrill Lynch Developed Markets High Yield Constrained (USD Hedged) Index is a subcomponent of the BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index that excludes all non-developed countries.

16	PIMCO CREDIT BOND FUNDS

Index*	Description

Equally weighted blend of three indices, at constant 0.25 year duration, as calculated by PIMCO: Bloomberg Barclays Global Aggregate Credit Component ex Emerging Markets, USD Hedged; BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Developed Markets Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	The benchmark is an equally weighted blend of the following three indices at constant 0.25 year duration: Bloomberg Barclays Global Aggregate Credit ex Emerging Markets, BofA Merrill Lynch BB-B Rated Developed Markets High Yield Constrained Index, JPMorgan EMBI Global; All USD Hedged. The Bloomberg Barclays Global Aggregate Credit ex Emerging Markets provides a broad-based measure of the global investment-grade fixed income markets excluding emerging markets. The BofA Merrill Lynch BB-B Rated Developed Markets High Yield Constrained Index tracks the performance of below investment grade bonds of developed markets corporate rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country.

J.P. Morgan BB/B Leveraged Loan Index	The J.P. Morgan BB/B Leveraged Loan Index is a subset of the broader Leveraged Loan Index, and as such follows all of the same inclusion rules, loan selection methodology and the rebalance process, with the sole exception being the tranche rating criteria.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	17

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Credit Absolute Return Fund
Institutional Class
03/31/2017	$9.32	$0.44	$0.59	$1.03	$(0.31)	$0.00	$0.00	$(0.31)
03/31/2016	10.02	0.35	(0.72)	(0.37)	(0.26)	(0.07)	0.00	(0.33)
03/31/2015	10.62	0.25	(0.07)	0.18	(0.40)	(0.38)	0.00	(0.78)
03/31/2014	10.70	0.18	(0.08)	0.10	(0.15)	(0.03)	0.00	(0.18)
03/31/2013	10.11	0.29	0.56	0.85	(0.24)	(0.02)	0.00	(0.26)
Class P
03/31/2017	9.30	0.42	0.60	1.02	(0.31)	0.00	0.00	(0.31)
03/31/2016	10.01	0.34	(0.73)	(0.39)	(0.25)	(0.07)	0.00	(0.32)
03/31/2015	10.61	0.26	(0.08)	0.18	(0.40)	(0.38)	0.00	(0.78)
03/31/2014	10.69	0.17	(0.08)	0.09	(0.14)	(0.03)	0.00	(0.17)
03/31/2013	10.11	0.28	0.55	0.83	(0.23)	(0.02)	0.00	(0.25)
Class D
03/31/2017	9.32	0.38	0.61	0.99	(0.29)	0.00	0.00	(0.29)
03/31/2016	10.03	0.30	(0.71)	(0.41)	(0.23)	(0.07)	0.00	(0.30)
03/31/2015	10.63	0.22	(0.08)	0.14	(0.36)	(0.38)	0.00	(0.74)
03/31/2014	10.72	0.15	(0.10)	0.05	(0.11)	(0.03)	0.00	(0.14)
03/31/2013	10.11	0.25	0.56	0.81	(0.18)	(0.02)	0.00	(0.20)
Class A
03/31/2017	9.34	0.42	0.58	1.00	(0.28)	0.00	0.00	(0.28)
03/31/2016	10.06	0.32	(0.74)	(0.42)	(0.23)	(0.07)	0.00	(0.30)
03/31/2015	10.66	0.22	(0.08)	0.14	(0.36)	(0.38)	0.00	(0.74)
03/31/2014	10.75	0.15	(0.10)	0.05	(0.11)	(0.03)	0.00	(0.14)
03/31/2013	10.11	0.25	0.56	0.81	(0.15)	(0.02)	0.00	(0.17)
Class C
03/31/2017	9.26	0.33	0.58	0.91	(0.23)	0.00	0.00	(0.23)
03/31/2016	9.98	0.24	(0.72)	(0.48)	(0.17)	(0.07)	0.00	(0.24)
03/31/2015	10.59	0.15	(0.09)	0.06	(0.29)	(0.38)	0.00	(0.67)
03/31/2014	10.70	0.07	(0.09)	(0.02)	(0.06)	(0.03)	0.00	(0.09)
03/31/2013	10.08	0.17	0.56	0.73	(0.09)	(0.02)	0.00	(0.11)

PIMCO Diversified Income Fund
Institutional Class
03/31/2017	$10.15	$0.47	$0.68	$1.15	$(0.52)	$0.00	$0.00	$(0.52)
03/31/2016	10.89	0.49	(0.47)	0.02	(0.70)	(0.06)	0.00	(0.76)
03/31/2015	11.63	0.49	(0.07)	0.42	(0.63)	(0.53)	0.00	(1.16)
03/31/2014	12.16	0.46	(0.36)	0.10	(0.55)	(0.08)	0.00	(0.63)
03/31/2013	11.64	0.48	0.74	1.22	(0.67)	(0.03)	0.00	(0.70)
Class P
03/31/2017	10.15	0.46	0.68	1.14	(0.51)	0.00	0.00	(0.51)
03/31/2016	10.89	0.48	(0.47)	0.01	(0.69)	(0.06)	0.00	(0.75)
03/31/2015	11.63	0.49	(0.08)	0.41	(0.62)	(0.53)	0.00	(1.15)
03/31/2014	12.16	0.45	(0.36)	0.09	(0.54)	(0.08)	0.00	(0.62)
03/31/2013	11.64	0.47	0.73	1.20	(0.65)	(0.03)	0.00	(0.68)
Administrative Class
03/31/2017	10.15	0.44	0.68	1.12	(0.49)	0.00	0.00	(0.49)
03/31/2016	10.89	0.47	(0.47)	0.00	(0.68)	(0.06)	0.00	(0.74)
03/31/2015	11.63	0.47	(0.07)	0.40	(0.61)	(0.53)	0.00	(1.14)
03/31/2014	12.16	0.43	(0.36)	0.07	(0.52)	(0.08)	0.00	(0.60)
03/31/2013	11.64	0.45	0.73	1.18	(0.63)	(0.03)	0.00	(0.66)
Class D
03/31/2017	10.15	0.43	0.68	1.11	(0.48)	0.00	0.00	(0.48)
03/31/2016	10.89	0.45	(0.47)	(0.02)	(0.66)	(0.06)	0.00	(0.72)
03/31/2015	11.63	0.45	(0.07)	0.38	(0.59)	(0.53)	0.00	(1.12)
03/31/2014	12.16	0.41	(0.35)	0.06	(0.51)	(0.08)	0.00	(0.59)
03/31/2013	11.64	0.43	0.74	1.17	(0.62)	(0.03)	0.00	(0.65)

18	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income	Portfolio Turnover Rate

$10.04	11.23%	$342,617	0.91%	0.91%	0.90%	0.90%	4.50%	146%
9.32	(3.77)	349,267	0.93	0.93	0.90	0.90	3.56	110
10.02	1.77	783,382	0.90	0.90	0.90	0.90	2.31	148
10.62	0.94	2,511,169	0.90	0.90	0.90	0.90	1.75	318
10.70	8.56	713,324	0.90	0.90	0.90	0.90	2.79	226

10.01	11.10	28,172	1.01	1.01	1.00	1.00	4.25	146
9.30	(3.97)	16,832	1.03	1.03	1.00	1.00	3.44	110
10.01	1.75	42,103	1.00	1.00	1.00	1.00	2.49	148
10.61	0.86	44,593	1.00	1.00	1.00	1.00	1.65	318
10.69	8.36	15,056	1.00	1.00	1.00	1.00	2.71	226

10.02	10.78	10,067	1.31	1.31	1.30	1.30	3.89	146
9.32	(4.18)	5,958	1.33	1.33	1.30	1.30	3.08	110
10.03	1.40	14,988	1.30	1.30	1.30	1.30	2.10	148
10.63	0.44	30,625	1.30	1.30	1.30	1.30	1.43	318
10.72	8.11	26,065	1.30	1.30	1.30	1.30	2.39	226

10.06	10.79	10,740	1.31	1.31	1.30	1.30	4.30	146
9.34	(4.21)	15,498	1.33	1.33	1.30	1.30	3.24	110
10.06	1.38	19,566	1.30	1.30	1.30	1.30	2.08	148
10.66	0.47	36,773	1.30	1.30	1.30	1.30	1.39	318
10.75	8.17	19,607	1.30	1.30	1.30	1.30	2.38	226

9.94	9.91	6,835	2.06	2.06	2.05	2.05	3.43	146
9.26	(4.83)	7,188	2.08	2.08	2.05	2.05	2.45	110
9.98	0.62	10,531	2.05	2.05	2.05	2.05	1.45	148
10.59	(0.24)	12,250	2.05	2.05	2.05	2.05	0.63	318
10.70	7.31	5,180	2.05	2.05	2.05	2.05	1.65	226

$10.78	11.53%	$2,383,388	0.77%	0.77%	0.76%	0.76%	4.42%	156%
10.15	0.27	1,876,489	0.76	0.76	0.75	0.75	4.71	99
10.89	3.85	2,132,087	0.76	0.76	0.75	0.75	4.27	59
11.63	1.02	4,929,952	0.75	0.75	0.75	0.75	3.94	80
12.16	10.62	6,388,188	0.75	0.75	0.75	0.75	3.97	184

10.78	11.42	84,476	0.87	0.87	0.86	0.86	4.27	156
10.15	0.17	53,679	0.86	0.86	0.85	0.85	4.63	99
10.89	3.74	50,087	0.86	0.86	0.85	0.85	4.25	59
11.63	0.92	72,021	0.85	0.85	0.85	0.85	3.83	80
12.16	10.51	116,078	0.85	0.85	0.85	0.85	3.87	184

10.78	11.25	12,535	1.02	1.02	1.01	1.01	4.09	156
10.15	0.02	8,983	1.01	1.01	1.00	1.00	4.47	99
10.89	3.59	9,663	1.01	1.01	1.00	1.00	4.14	59
11.63	0.77	9,325	1.00	1.00	1.00	1.00	3.68	80
12.16	10.34	12,590	1.00	1.00	1.00	1.00	3.72	184

10.78	11.09	54,828	1.17	1.17	1.16	1.16	4.00	156
10.15	(0.13)	46,148	1.16	1.16	1.15	1.15	4.31	99
10.89	3.43	57,048	1.16	1.16	1.15	1.15	3.95	59
11.63	0.62	70,643	1.15	1.15	1.15	1.15	3.50	80
12.16	10.18	177,151	1.15	1.15	1.15	1.15	3.57	184

ANNUAL REPORT	MARCH 31, 2017	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Diversified Income Fund (Cont.)
Class A
03/31/2017	$10.15	$0.43	$0.68	$1.11	$(0.48)	$0.00	$0.00	$(0.48)
03/31/2016	10.89	0.45	(0.47)	(0.02)	(0.66)	(0.06)	0.00	(0.72)
03/31/2015	11.63	0.45	(0.07)	0.38	(0.59)	(0.53)	0.00	(1.12)
03/31/2014	12.16	0.41	(0.35)	0.06	(0.51)	(0.08)	0.00	(0.59)
03/31/2013	11.64	0.43	0.74	1.17	(0.62)	(0.03)	0.00	(0.65)
Class C
03/31/2017	10.15	0.35	0.68	1.03	(0.40)	0.00	0.00	(0.40)
03/31/2016	10.89	0.37	(0.47)	(0.10)	(0.58)	(0.06)	0.00	(0.64)
03/31/2015	11.63	0.37	(0.08)	0.29	(0.50)	(0.53)	0.00	(1.03)
03/31/2014	12.16	0.33	(0.36)	(0.03)	(0.42)	(0.08)	0.00	(0.50)
03/31/2013	11.64	0.34	0.74	1.08	(0.53)	(0.03)	0.00	(0.56)

PIMCO High Yield Spectrum Fund
Institutional Class
03/31/2017	$9.22	$0.58	$0.77	$1.35	$(0.64)	$0.00	$0.00	$(0.64)
03/31/2016	10.15	0.60	(0.83)	(0.23)	(0.66)	(0.04)	0.00	(0.70)
03/31/2015	11.09	0.66	(0.50)	0.16	(0.66)	(0.44)	0.00	(1.10)
03/31/2014	11.06	0.69	0.18	0.87	(0.69)	(0.15)	0.00	(0.84)
03/31/2013	10.37	0.66	0.77	1.43	(0.74)	(0.00)^	0.00	(0.74)
Class P
03/31/2017	9.22	0.57	0.77	1.34	(0.63)	0.00	0.00	(0.63)
03/31/2016	10.15	0.59	(0.83)	(0.24)	(0.65)	(0.04)	0.00	(0.69)
03/31/2015	11.09	0.65	(0.50)	0.15	(0.65)	(0.44)	0.00	(1.09)
03/31/2014	11.06	0.67	0.19	0.86	(0.68)	(0.15)	0.00	(0.83)
03/31/2013	10.37	0.65	0.77	1.42	(0.73)	(0.00)^	0.00	(0.73)
Class D
03/31/2017	9.22	0.54	0.77	1.31	(0.60)	0.00	0.00	(0.60)
03/31/2016	10.15	0.57	(0.83)	(0.26)	(0.63)	(0.04)	0.00	(0.67)
03/31/2015	11.09	0.62	(0.49)	0.13	(0.63)	(0.44)	0.00	(1.07)
03/31/2014	11.06	0.64	0.19	0.83	(0.65)	(0.15)	0.00	(0.80)
03/31/2013	10.37	0.62	0.77	1.39	(0.70)	(0.00)^	0.00	(0.70)
Class A
03/31/2017	9.22	0.54	0.77	1.31	(0.60)	0.00	0.00	(0.60)
03/31/2016	10.15	0.57	(0.83)	(0.26)	(0.63)	(0.04)	0.00	(0.67)
03/31/2015	11.09	0.63	(0.50)	0.13	(0.63)	(0.44)	0.00	(1.07)
03/31/2014	11.06	0.65	0.18	0.83	(0.65)	(0.15)	0.00	(0.80)
03/31/2013	10.37	0.62	0.77	1.39	(0.70)	(0.00)^	0.00	(0.70)
Class C
03/31/2017	9.22	0.47	0.77	1.24	(0.53)	0.00	0.00	(0.53)
03/31/2016	10.15	0.50	(0.83)	(0.33)	(0.56)	(0.04)	0.00	(0.60)
03/31/2015	11.09	0.55	(0.50)	0.05	(0.55)	(0.44)	0.00	(0.99)
03/31/2014	11.06	0.57	0.18	0.75	(0.57)	(0.15)	0.00	(0.72)
03/31/2013	10.37	0.53	0.78	1.31	(0.62)	(0.00)^	0.00	(0.62)

PIMCO Long-Term Credit Fund
Institutional Class
03/31/2017	$11.40	$0.56	$0.32	$0.88	$(0.60)	$0.00	$(0.05)	$(0.65)
03/31/2016	13.27	0.61	(0.87)	(0.26)	(0.80)	(0.81)	0.00	(1.61)
03/31/2015	12.24	0.63	1.17	1.80	(0.77)	0.00	0.00	(0.77)
03/31/2014	13.01	0.56	(0.42)	0.14	(0.60)	(0.29)	(0.02)	(0.91)
03/31/2013	12.19	0.63	1.28	1.91	(0.79)	(0.30)	0.00	(1.09)
Class P
03/31/2017	11.40	0.54	0.33	0.87	(0.59)	0.00	(0.05)	(0.64)
03/31/2016	13.27	0.60	(0.87)	(0.27)	(0.79)	(0.81)	0.00	(1.60)
03/31/2015	12.24	0.62	1.17	1.79	(0.76)	0.00	0.00	(0.76)
03/31/2014	13.01	0.55	(0.42)	0.13	(0.59)	(0.29)	(0.02)	(0.90)
03/31/2013	12.19	0.62	1.27	1.89	(0.77)	(0.30)	0.00	(1.07)

20	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income	Portfolio Turnover Rate

$10.78	11.09%	$167,491	1.17%	1.17%	1.16%	1.16%	4.02%	156%
10.15	(0.13)	146,814	1.16	1.16	1.15	1.15	4.32	99
10.89	3.44	161,337	1.16	1.16	1.15	1.15	3.95	59
11.63	0.62	197,915	1.15	1.15	1.15	1.15	3.53	80
12.16	10.18	340,140	1.15	1.15	1.15	1.15	3.57	184

10.78	10.26	104,368	1.92	1.92	1.91	1.91	3.29	156
10.15	(0.88)	103,810	1.91	1.91	1.90	1.90	3.57	99
10.89	2.67	121,179	1.91	1.91	1.90	1.90	3.21	59
11.63	(0.13)	148,202	1.90	1.90	1.90	1.90	2.79	80
12.16	9.36	205,753	1.90	1.90	1.90	1.90	2.82	184

$9.93	14.98%	$1,505,442	0.61%	0.61%	0.60%	0.60%	5.92%	35%
9.22	(2.20)	1,673,680	0.61	0.61	0.60	0.60	6.29	30
10.15	1.69	1,890,637	0.61	0.61	0.60	0.60	6.19	34
11.09	8.25	3,085,230	0.60	0.60	0.60	0.60	6.23	47
11.06	14.29	2,898,520	0.58	0.60	0.58	0.60	6.10	30

9.93	14.87	142,214	0.71	0.71	0.70	0.70	5.82	35
9.22	(2.29)	128,077	0.71	0.71	0.70	0.70	6.20	30
10.15	1.59	64,836	0.71	0.71	0.70	0.70	6.09	34
11.09	8.14	59,699	0.70	0.70	0.70	0.70	6.14	47
11.06	14.18	48,123	0.68	0.70	0.68	0.70	5.99	30

9.93	14.58	66,956	0.96	0.96	0.95	0.95	5.55	35
9.22	(2.54)	51,364	0.96	0.96	0.95	0.95	5.90	30
10.15	1.32	62,401	0.96	0.96	0.95	0.95	5.81	34
11.09	7.87	53,329	0.95	0.95	0.95	0.95	5.84	47
11.06	13.90	74,278	0.93	0.95	0.93	0.95	5.75	30

9.93	14.58	43,592	0.96	0.96	0.95	0.95	5.55	35
9.22	(2.54)	18,560	0.96	0.96	0.95	0.95	5.94	30
10.15	1.33	17,739	0.96	0.96	0.95	0.95	5.84	34
11.09	7.87	34,733	0.95	0.95	0.95	0.95	5.87	47
11.06	13.90	35,623	0.93	0.95	0.93	0.95	5.74	30

9.93	13.73	9,777	1.71	1.71	1.70	1.70	4.81	35
9.22	(3.26)	6,123	1.71	1.71	1.70	1.70	5.19	30
10.15	0.58	9,605	1.71	1.71	1.70	1.70	5.10	34
11.09	7.08	11,948	1.70	1.70	1.70	1.70	5.16	47
11.06	13.05	3,389	1.68	1.70	1.68	1.70	5.00	30

$11.63	7.79%	$2,805,317	0.72%	0.72%	0.55%	0.55%	4.70%	114%
11.40	(1.24)	3,037,689	0.65	0.65	0.55	0.55	5.15	124
13.27	15.04	3,644,226	0.58	0.58	0.55	0.55	4.88	71
12.24	1.36	5,727,646	0.56	0.56	0.55	0.55	4.61	94
13.01	15.85	4,223,770	0.59	0.59	0.55	0.55	4.82	71

11.63	7.68	41,527	0.82	0.82	0.65	0.65	4.56	114
11.40	(1.34)	77,072	0.75	0.75	0.65	0.65	5.03	124
13.27	14.93	150,740	0.68	0.68	0.65	0.65	4.80	71
12.24	1.27	139,921	0.66	0.66	0.65	0.65	4.56	94
13.01	15.75	3,158	0.69	0.69	0.65	0.65	4.70	71

ANNUAL REPORT	MARCH 31, 2017	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Low Duration Income Fund
Institutional Class
03/31/2017	$7.67	$0.35	$0.74	$1.09	$(0.30)	$0.00	$0.00	$(0.30)
03/31/2016	8.26	0.36	(0.55)	(0.19)	(0.40)	0.00	0.00	(0.40)
03/31/2015	8.85	0.38	(0.54)	(0.16)	(0.43)	0.00	0.00	(0.43)
03/31/2014	8.94	0.32	(0.02)	0.30	(0.39)	0.00	0.00	(0.39)
03/31/2013	8.69	0.34	0.33	0.67	(0.42)	0.00	0.00	(0.42)
Class P
03/31/2017	7.67	0.32	0.76	1.08	(0.29)	0.00	0.00	(0.29)
03/31/2016	8.26	0.36	(0.56)	(0.20)	(0.39)	0.00	0.00	(0.39)
03/31/2015	8.85	0.38	(0.55)	(0.17)	(0.42)	0.00	0.00	(0.42)
03/31/2014	8.94	0.33	(0.04)	0.29	(0.38)	0.00	0.00	(0.38)
03/31/2013	8.69	0.33	0.33	0.66	(0.41)	0.00	0.00	(0.41)
Class D
03/31/2017	7.67	0.28	0.78	1.06	(0.27)	0.00	0.00	(0.27)
03/31/2016	8.26	0.33	(0.55)	(0.22)	(0.37)	0.00	0.00	(0.37)
03/31/2015	8.85	0.35	(0.55)	(0.20)	(0.39)	0.00	0.00	(0.39)
03/31/2014	8.94	0.30	(0.04)	0.26	(0.35)	0.00	0.00	(0.35)
03/31/2013	8.69	0.30	0.33	0.63	(0.38)	0.00	0.00	(0.38)
Class A
03/31/2017	7.67	0.31	0.75	1.06	(0.27)	0.00	0.00	(0.27)
03/31/2016	8.26	0.33	(0.55)	(0.22)	(0.37)	0.00	0.00	(0.37)
03/31/2015	8.85	0.35	(0.55)	(0.20)	(0.39)	0.00	0.00	(0.39)
03/31/2014	8.94	0.30	(0.04)	0.26	(0.35)	0.00	0.00	(0.35)
03/31/2013	8.69	0.30	0.33	0.63	(0.38)	0.00	0.00	(0.38)
Class C
03/31/2017	7.67	0.29	0.75	1.04	(0.25)	0.00	0.00	(0.25)
03/31/2016	8.26	0.31	(0.56)	(0.25)	(0.34)	0.00	0.00	(0.34)
03/31/2015	8.85	0.33	(0.55)	(0.22)	(0.37)	0.00	0.00	(0.37)
03/31/2014	8.94	0.28	(0.04)	0.24	(0.33)	0.00	0.00	(0.33)
03/31/2013	8.69	0.27	0.33	0.60	(0.35)	0.00	0.00	(0.35)

PIMCO Senior Floating Rate Fund
Institutional Class
03/31/2017	$9.65	$0.35	$0.31	$0.66	$(0.37)	$0.00	$0.00	$(0.37)
03/31/2016	10.07	0.37	(0.41)	(0.04)	(0.37)	0.00	(0.01)	(0.38)
03/31/2015	10.24	0.37	(0.14)	0.23	(0.38)	(0.02)	0.00	(0.40)
03/31/2014	10.35	0.35	(0.02)	0.33	(0.36)	(0.08)	0.00	(0.44)
03/31/2013	10.03	0.36	0.33	0.69	(0.36)	(0.01)	0.00	(0.37)
Class P
03/31/2017	9.65	0.34	0.31	0.65	(0.36)	0.00	0.00	(0.36)
03/31/2016	10.07	0.36	(0.40)	(0.04)	(0.37)	0.00	(0.01)	(0.38)
03/31/2015	10.24	0.35	(0.13)	0.22	(0.37)	(0.02)	0.00	(0.39)
03/31/2014	10.35	0.34	(0.02)	0.32	(0.35)	(0.08)	0.00	(0.43)
03/31/2013	10.03	0.34	0.34	0.68	(0.35)	(0.01)	0.00	(0.36)
Class D
03/31/2017	9.65	0.32	0.31	0.63	(0.34)	0.00	0.00	(0.34)
03/31/2016	10.07	0.34	(0.40)	(0.06)	(0.35)	0.00	(0.01)	(0.36)
03/31/2015	10.24	0.33	(0.13)	0.20	(0.35)	(0.02)	0.00	(0.37)
03/31/2014	10.35	0.32	(0.02)	0.30	(0.33)	(0.08)	0.00	(0.41)
03/31/2013	10.03	0.33	0.33	0.66	(0.33)	(0.01)	0.00	(0.34)
Class A
03/31/2017	9.65	0.32	0.31	0.63	(0.34)	0.00	0.00	(0.34)
03/31/2016	10.07	0.34	(0.40)	(0.06)	(0.35)	0.00	(0.01)	(0.36)
03/31/2015	10.24	0.33	(0.13)	0.20	(0.35)	(0.02)	0.00	(0.37)
03/31/2014	10.35	0.32	(0.02)	0.30	(0.33)	(0.08)	0.00	(0.41)
03/31/2013	10.03	0.33	0.33	0.66	(0.33)	(0.01)	0.00	(0.34)

22	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income	Portfolio Turnover Rate

$8.46	14.45%	$95,776	0.61	%(c)	0.62	%(c)	0.55	%(c)	0.56	%(c)	4.23%	243%
7.67	(2.38)	77,614	0.56		0.56		0.55		0.55		4.52	118
8.26	(1.93)	290,420	0.57		0.57		0.55		0.55		4.30	65
8.85	3.46	1,652,654	0.55		0.55		0.55		0.55		3.64	59
8.94	7.84	3,851,640	0.55		0.55		0.55		0.55		3.81	106

8.46	14.34	55,138	0.71	(d)	0.72	(d)	0.65	(d)	0.66	(d)	3.85	243
7.67	(2.49)	18,959	0.66		0.66		0.65		0.65		4.41	118
8.26	(2.02)	149,593	0.67		0.67		0.65		0.65		4.38	65
8.85	3.36	184,814	0.65		0.65		0.65		0.65		3.75	59
8.94	7.73	33,927	0.65		0.65		0.65		0.65		3.71	106

8.46	14.00	39,925	1.01	(e)	1.02	(e)	0.95	(e)	0.96	(e)	3.37	243
7.67	(2.77)	13,402	0.96		0.96		0.95		0.95		4.13	118
8.26	(2.32)	21,555	0.97		0.97		0.95		0.95		4.04	65
8.85	3.04	35,120	0.95		0.95		0.95		0.95		3.37	59
8.94	7.41	41,668	0.95		0.95		0.95		0.95		3.40	106

8.46	14.00	169,743	1.01	(e)	1.02	(e)	0.95	(e)	0.96	(e)	3.77	243
7.67	(2.77)	115,209	0.96		0.96		0.95		0.95		4.14	118
8.26	(2.32)	168,542	0.97		0.97		0.95		0.95		4.08	65
8.85	3.05	250,617	0.95		0.95		0.95		0.95		3.40	59
8.94	7.41	187,820	0.95		0.95		0.95		0.95		3.41	106

8.46	13.65	85,943	1.31	(e)	1.32	(e)	1.25	(e)	1.26	(e)	3.53	243
7.67	(3.06)	85,141	1.26		1.26		1.25		1.25		3.84	118
8.26	(2.61)	119,253	1.27		1.27		1.25		1.25		3.77	65
8.85	2.74	181,269	1.25		1.25		1.25		1.25		3.14	59
8.94	7.09	93,431	1.25		1.25		1.25		1.25		3.11	106

$9.94	6.96%	$1,148,303	0.74%		0.74%		0.70%		0.70%		3.53%	19%
9.65	(0.34)	789,164	0.72		0.72		0.70		0.70		3.71	31
10.07	2.27	2,340,115	0.71		0.71		0.70		0.70		3.62	33
10.24	3.27	2,201,007	0.75	(f)	0.75	(f)	0.75	(f)	0.75	(f)	3.41	132
10.35	7.00	2,268,461	0.80		0.80		0.80		0.80		3.54	125

9.94	6.85	13,970	0.84		0.84		0.80		0.80		3.44	19
9.65	(0.44)	12,493	0.82		0.82		0.80		0.80		3.61	31
10.07	2.17	22,696	0.81		0.81		0.80		0.80		3.47	33
10.24	3.17	39,664	0.85	(f)	0.85	(f)	0.85	(f)	0.85	(f)	3.34	132
10.35	6.89	6,409	0.90		0.90		0.90		0.90		3.36	125

9.94	6.63	13,532	1.04		1.04		1.00		1.00		3.24	19
9.65	(0.63)	13,734	1.02		1.02		1.00		1.00		3.42	31
10.07	1.97	18,870	1.01		1.01		1.00		1.00		3.27	33
10.24	2.96	37,385	1.05	(f)	1.05	(f)	1.05	(f)	1.05	(f)	3.12	132
10.35	6.68	10,143	1.10		1.10		1.10		1.10		3.24	125

9.94	6.63	87,065	1.04		1.04		1.00		1.00		3.24	19
9.65	(0.63)	64,230	1.02		1.02		1.00		1.00		3.42	31
10.07	1.97	95,000	1.01		1.01		1.00		1.00		3.28	33
10.24	2.96	163,245	1.05	(f)	1.05	(f)	1.05	(f)	1.05	(f)	3.14	132
10.35	6.67	31,245	1.10		1.10		1.10		1.10		3.22	125

ANNUAL REPORT	MARCH 31, 2017	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Senior Floating Rate Fund (Cont.)
Class C
03/31/2017	$9.65	$0.25	$0.31	$0.56	$(0.27)	$0.00	$0.00	$(0.27)
03/31/2016	10.07	0.26	(0.40)	(0.14)	(0.27)	0.00	(0.01)	(0.28)
03/31/2015	10.24	0.26	(0.14)	0.12	(0.27)	(0.02)	0.00	(0.29)
03/31/2014	10.35	0.25	(0.03)	0.22	(0.25)	(0.08)	0.00	(0.33)
03/31/2013	10.03	0.25	0.33	0.58	(0.25)	(0.01)	0.00	(0.26)

PIMCO Capital Securities and Financials Fund (Consolidated)
Institutional Class
03/31/2017	$9.44	$0.46	$0.94	$1.40	$(0.62)	$0.00	$0.00	$(0.62)
04/13/2015 - 03/31/2016	10.00	0.40	(0.58)	(0.18)	(0.31)	0.00	(0.07)	(0.38)
Class P
03/31/2017	9.45	0.42	0.96	1.38	(0.62)	0.00	0.00	(0.62)
04/13/2015 - 03/31/2016	10.00	0.40	(0.57)	(0.17)	(0.31)	0.00	(0.07)	(0.38)
Class D
03/31/2017	9.42	0.43	0.93	1.36	(0.59)	0.00	0.00	(0.59)
04/13/2015 - 03/31/2016	10.00	0.39	(0.60)	(0.21)	(0.30)	0.00	(0.07)	(0.37)
Class A
03/31/2017	9.43	0.42	0.95	1.37	(0.58)	0.00	0.00	(0.58)
04/13/2015 - 03/31/2016	10.00	0.37	(0.58)	(0.21)	(0.29)	0.00	(0.07)	(0.36)
Class C
03/31/2017	9.44	0.35	0.92	1.27	(0.54)	0.00	0.00	(0.54)
04/13/2015 - 03/31/2016	10.00	0.30	(0.57)	(0.27)	(0.22)	0.00	(0.07)	(0.29)

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.
(c)	Effective January 23, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.20%.
(d)	Effective January 23, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.30%.
(e)	Effective January 23, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.
(f)	Effective October 1, 2013, the Fund’s investment advisory fee was decreased by 0.10% to an annual rate of 0.40%.

24	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income		Portfolio Turnover Rate

$9.94	5.84%	$55,559	1.79%		1.79%		1.75%		1.75%		2.49%		19%
9.65	(1.38)	53,921	1.77		1.77		1.75		1.75		2.67		31
10.07	1.21	76,405	1.76		1.76		1.75		1.75		2.53		33
10.24	2.20	119,719	1.80	(f)	1.80	(f)	1.80	(f)	1.80	(f)	2.40		132
10.35	5.88	9,550	1.85		1.85		1.85		1.85		2.47		125

$10.22	15.22%	$60,707	0.80%		0.87%		0.80%		0.87%		4.62%		123%
9.44	(1.82)	27,417	0.79	*	1.14	*	0.79	*	1.14	*	4.21	*	209

10.21	14.92	6,002	0.90		0.97		0.90		0.97		4.19		123
9.45	(1.77)	361	0.89	*	1.24	*	0.89	*	1.24	*	4.22	*	209

10.19	14.82	5,626	1.15		1.22		1.15		1.22		4.29		123
9.42	(2.18)	2,773	1.14	*	1.49	*	1.14	*	1.49	*	4.26	*	209

10.22	14.79	1,954	1.15		1.22		1.15		1.22		4.22		123
9.43	(2.10)	2,375	1.14	*	1.49	*	1.14	*	1.49	*	3.97	*	209

10.17	13.76	586	1.90		1.97		1.90		1.97		3.49		123
9.44	(2.78)	154	1.89	*	2.24	*	1.89	*	2.24	*	3.22	*	209

ANNUAL REPORT	MARCH 31, 2017	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Credit Absolute Return Fund	PIMCO Diversified Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund

Assets:
Investments, at value
Investments in securities*	$296,135	$3,094,961	$1,577,932	$3,553,327	$528,421	$1,241,813
Investments in Affiliates	117,651	20,925	200,620	103,208	5,550	167,457
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,160	1,217	12	732	107	81
Over the counter	2,247	8,249	1,499	15,926	3,406	9
Cash	0	0	1	0	0	6,526
Deposits with counterparty	3,070	4,718	1,768	5,675	1,574	5,775
Foreign currency, at value	1,290	3,944	741	3,436	1,037	665
Receivable for investments sold	6,666	3,471	4,431	11,006	1,157	18,497
Receivable for TBA investments sold	0	169,664	0	74,415	34,584	0
Receivable for Fund shares sold	359	5,352	17,857	6,633	2,428	562
Interest and/or dividends receivable	2,227	28,649	28,246	34,397	3,155	1,593
Dividends receivable from Affiliates	121	7	199	92	1	170
Prepaid expenses	0	0	31	0	0	36
Other assets	2	0	0	0	0	0
Total Assets	430,928	3,341,157	1,833,337	3,808,847	581,420	1,443,184

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$72,875	$23,965	$701,082	$48,043	$0
Payable for sale-buyback transactions	0	37,109	0	0	1,492	0
Payable for short sales	6,215	17,968	0	0	2,969	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	649	152	1	1,368	129	0
Over the counter	2,826	20,058	2,075	16,028	2,321	2
Payable for investments purchased	21,161	37,294	29,573	35,108	12,303	121,204
Payable for investments in Affiliates purchased	94	16	199	2	1	170
Payable for investments purchased on a delayed-delivery basis	0	0	1,016	0	0	0
Payable for TBA investments purchased	0	339,437	0	194,277	64,177	650
Deposits from counterparty	1,134	3,661	981	6,314	1,464	0
Payable for Fund shares redeemed	73	2,901	6,378	5,706	1,478	1,635
Distributions payable	0	386	47	724	155	100
Overdraft due to custodian	2	0	0	0	7	0
Accrued investment advisory fees	216	1,127	509	758	96	467
Accrued supervisory and administrative fees	114	802	533	635	120	359
Accrued distribution fees	7	85	22	0	33	41
Accrued servicing fees	4	61	10	0	55	32
Other liabilities	2	139	47	1	52	95
Total Liabilities	32,497	534,071	65,356	962,003	134,895	124,755

Net Assets	$398,431	$2,807,086	$1,767,981	$2,846,844	$446,525	$1,318,429

Net Assets Consist of:
Paid in capital	$440,744	$2,852,664	$1,840,627	$2,820,165	$691,635	$1,375,926
Undistributed (overdistributed) net investment income	10,159	(5,134)	(17,471)	(1,439)	4,652	(779)
Accumulated undistributed net realized gain (loss)	(61,400)	(39,978)	(52,803)	(18,614)	(222,803)	(66,312)
Net unrealized appreciation (depreciation)	8,928	(466)	(2,372)	46,732	(26,959)	9,594

Net Assets	$398,431	$2,807,086	$1,767,981	$2,846,844	$446,525	$1,318,429

Cost of investments in securities	$293,561	$3,123,751	$1,579,859	$3,521,303	$563,013	$1,235,658
Cost of investments in Affiliates	$117,651	$20,925	$200,614	$103,208	$5,550	$167,458
Cost of foreign currency held	$1,296	$3,948	$750	$3,456	$1,038	$764
Proceeds received on short sales	$6,276	$17,715	$0	$0	$2,922	$0
Cost or premiums of financial derivative instruments, net	$(1,413)	$(30,422)	$0	$(6,630)	$(2,355)	$0

* Includes repurchase agreements of:	$29,523	$1,237	$1,871	$32,982	$960	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

	PIMCO Credit Absolute Return Fund	PIMCO Diversified Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund

Net Assets:
Institutional Class	$342,617	$2,383,388	$1,505,442	$2,805,317	$95,776	$1,148,303
Class P	28,172	84,476	142,214	41,527	55,138	13,970
Administrative Class	N/A	12,535	N/A	N/A	N/A	N/A
Class D	10,067	54,828	66,956	N/A	39,925	13,532
Class A	10,740	167,491	43,592	N/A	169,743	87,065
Class C	6,835	104,368	9,777	N/A	85,943	55,559

Shares Issued and Outstanding:
Institutional Class	34,123	221,112	151,613	241,236	11,324	115,501
Class P	2,814	7,837	14,322	3,571	6,519	1,405
Administrative Class	N/A	1,163	N/A	N/A	N/A	N/A
Class D	1,004	5,086	6,743	N/A	4,720	1,361
Class A	1,067	15,538	4,390	N/A	20,069	8,757
Class C	688	9,682	985	N/A	10,161	5,588

Net Asset Value Per Share Outstanding:
Institutional Class	$10.04	$10.78	$9.93	$11.63	$8.46	$9.94
Class P	10.01	10.78	9.93	11.63	8.46	9.94
Administrative Class	N/A	10.78	N/A	N/A	N/A	N/A
Class D	10.02	10.78	9.93	N/A	8.46	9.94
Class A	10.06	10.78	9.93	N/A	8.46	9.94
Class C	9.94	10.78	9.93	N/A	8.46	9.94

ANNUAL REPORT	MARCH 31, 2017	27

Consolidated Statement of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Capital Securities and Financials Fund

Assets:
Investments, at value
Investments in securities*	$65,439
Investments in Affiliates	13,011
Financial Derivative Instruments
Exchange-traded or centrally cleared	2
Over the counter	195
Cash	637
Deposits with counterparty	83
Foreign currency, at value	56
Receivable for investments sold	3,170
Receivable for Fund shares sold	108
Interest and/or dividends receivable	688
Dividends receivable from Affiliates	8
Reimbursement receivable from PIMCO	3
Total Assets	83,400

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$4
Over the counter	323
Payable for investments purchased	8,143
Payable for investments in Affiliates purchased	8
Accrued investment advisory fees	25
Accrued supervisory and administrative fees	20
Accrued distribution fees	1
Accrued servicing fees	1
Total Liabilities	8,525

Net Assets	$74,875

Net Assets Consist of:
Paid in capital	$74,010
(Overdistributed) net investment income	(251)
Accumulated undistributed net realized (loss)	(227)
Net unrealized appreciation	1,343

Net Assets	$74,875

Cost of investments in securities	$64,022
Cost of investments in Affiliates	$13,010
Cost of foreign currency held	$56
Cost or premiums of financial derivative instruments, net	$(73)

* Includes repurchase agreements of:	$300

28	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

PIMCO Capital Securities and Financials Fund

Net Assets:
Institutional Class	$60,707
Class P	6,002
Class D	5,626
Class A	1,954
Class C	586

Shares Issued and Outstanding:
Institutional Class	5,942
Class P	588
Class D	552
Class A	191
Class C	58

Net Asset Value Per Share Outstanding:
Institutional Class	$10.22
Class P	10.21
Class D	10.19
Class A	10.22
Class C	10.17

ANNUAL REPORT	MARCH 31, 2017	29

Statements of Operations

Year Ended March 31, 2017
(Amounts in thousands†)	PIMCO Credit Absolute Return Fund	PIMCO Diversified Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund

Investment Income:
Interest, net of foreign taxes*	$19,970	$133,849	$125,877	$160,132	$15,894	$47,858
Dividends, net of foreign taxes**	199	29	0	1,264	4	0
Dividends from Investments in Affiliates	958	1,028	1,482	436	153	1,348
Total Income	21,127	134,906	127,359	161,832	16,051	49,206

Expenses:
Investment advisory fees	2,346	11,713	5,847	8,964	1,013	4,602
Supervisory and administrative fees	1,230	8,354	6,093	7,555	1,182	3,533
Distribution and/or servicing fees - Administrative Class	0	26	0	0	0 ^	0
Distribution and/or servicing fees - Class D	18	137	160	5 ^^	57	35
Distribution fees - Class C	49	789	59	0	251	399
Servicing fees - Class A	32	395	64	0	314	173
Servicing fees - Class C	16	263	19	0	210	133
Trustee fees	3	18	14	22	3	8
Interest expense	20	212	276	5,044	188	411
Miscellaneous expense	0	151	4	0	57	47
Total Expenses	3,714	22,058	12,536	21,590	3,275	9,341
Waiver and/or Reimbursement by PIMCO	0	0	0	0	(39)	0
Net Expenses	3,714	22,058	12,536	21,590	3,236	9,341

Net Investment Income	17,413	112,848	114,823	140,242	12,815	39,865

Net Realized Gain (Loss):
Investments in securities	6,994	(8,178)	(29,406)	34,411	(9,072)	(4,191)
Investments in Affiliates	74	61	108	32	29	63
Exchange-traded or centrally cleared financial derivative instruments	(12,409)	(612)	684	27,832	(7,463)	1,773
Over the counter financial derivative instruments	518	22,685	18,001	18,816	7,028	(118)
Short sales	0	(17)	0	0	(2)	0
Foreign currency	(93)	(2,727)	(79)	108	(574)	10

Net Realized Gain (Loss)	(4,916)	11,212	(10,692)	81,199	(10,054)	(2,463)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	7,782	94,924	151,850	(19,653)	19,880	33,070
Investments in Affiliates	(34)	55	(48)	(4)	(13)	(15)
Exchange-traded or centrally cleared financial derivative instruments	16,686	15,430	(517)	24,690	15,327	3,938
Over the counter financial derivative instruments	3,748	36,350	8,272	13,996	5,255	218
Short sales	0	(118)	0	0	(25)	0
Foreign currency assets and liabilities	24	(258)	(124)	75	32	(75)

Net Change in Unrealized Appreciation	28,206	146,383	159,433	19,104	40,456	37,136

Net Increase in Net Assets Resulting from Operations	$40,703	$270,443	$263,564	$240,545	$43,217	$74,538

* Foreign tax withholdings - Interest	$5	$9	$3	$17	$0	$0

** Foreign tax withholdings - Dividends	$4	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Administrative Class Shares liquidated at the close of business on October 28, 2016.
^^	Class D Shares liquidated at the close of business on January 13, 2017.

30	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Consolidated Statement of Operations

Year Ended March 31, 2017
(Amounts in thousands)	PIMCO Capital Securities and Financials Fund

Investment Income:
Interest	$1,906
Dividends, net of foreign taxes*	76
Dividends from Investments in Affiliates	10
Total Income	1,992

Expenses:
Investment advisory fees	180
Supervisory and administrative fees	142
Distribution and/or servicing fees - Class D	11
Distribution fees - Class C	2
Servicing fees - Class A	3
Servicing fees - Class C	1
Miscellaneous expense	2
Total Expenses	341
Waiver and/or Reimbursement by PIMCO	(25)
Net Expenses	316

Net Investment Income	1,676

Net Realized Gain (Loss):
Investments in securities	697
Exchange-traded or centrally cleared financial derivative instruments	31
Over the counter financial derivative instruments	547
Foreign currency	(4)

Net Realized Gain	1,271

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	2,015
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	(19)
Over the counter financial derivative instruments	210
Foreign currency assets and liabilities	(17)

Net Change in Unrealized Appreciation	2,190

Net Increase in Net Assets Resulting from Operations	$5,137

* Foreign tax withholdings - Dividends	$2

ANNUAL REPORT	MARCH 31, 2017	31

Statements of Changes in Net Assets

	PIMCO Credit Absolute Return Fund			PIMCO Diversified Income Fund		PIMCO High Yield Spectrum Fund

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$17,413	$23,846		$112,848	$109,838	$114,823	$114,447
Net realized gain (loss)	(4,916)	(44,316)		11,212	(368)	(10,692)	(44,803)
Net change in unrealized appreciation (depreciation)	28,206	(8,458)		146,383	(108,686)	159,433	(106,824)

Net Increase (Decrease) in Net Assets Resulting from Operations	40,703	(28,928)		270,443	784	263,564	(37,180)

Distributions to Shareholders:
From net investment income
Institutional Class	(10,914)	(15,682)		(107,628)	(132,873)	(110,837)	(115,130)
Class P	(626)	(900)		(3,285)	(3,430)	(9,686)	(5,036)
Administrative Class	0	0		(501)	(598)	0	0
Class D	(295)	(269)		(2,447)	(3,257)	(3,935)	(2,660)
Class A	(313)	(448)		(7,113)	(9,806)	(1,628)	(1,063)
Class C	(153)	(165)		(3,926)	(6,179)	(429)	(443)
Class R	0	(16	)^^^	0	0	0	0
From net realized capital gains
Institutional Class	0	(3,560)		0	(10,232)	0	(6,869)
Class P	0	(210)		0	(245)	0	(275)
Administrative Class	0	0		0	(48)	0	0
Class D	0	(53)		0	(254)	0	(143)
Class A	0	(136)		0	(812)	0	(58)
Class C	0	(58)		0	(574)	0	(31)
Class R	0	(5	)^^^	0	0	0	0
Tax basis return of capital
Institutional Class	0	0		0	0	0	0
Class P	0	0		0	0	0	0
Administrative Class	0	0		0	0	0	0
Class D	0	0		0	0	0	0
Class A	0	0		0	0	0	0
Class C	0	0		0	0	0	0
Class R	0	0	^^^	0	0	0	0

Total Distributions(a)	(12,301)	(21,502)		(124,900)	(168,308)	(126,515)	(131,708)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions***	(24,714)	(426,070)		425,620	(127,954)	(246,872)	1,474
Fund Redemption Fee	0	0		0	0	0	0

Total Increase (Decrease) in Net Assets	3,688	(476,500)		571,163	(295,478)	(109,823)	(167,414)

Net Assets:
Beginning of year	394,743	871,243		2,235,923	2,531,401	1,877,804	2,045,218
End of year*	$398,431	$394,743		$2,807,086	$2,235,923	$1,767,981	$1,877,804

*Including undistributed (overdistributed) net investment income of:	$10,159	$5,888		$(5,134)	$(17,279)	$(17,471)	$(2,517)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
***	See Note 12 in the Notes to Financial Statements.
^	Administrative Class Shares liquidated at the close of business on October 28, 2016.
^^	Class D Shares liquidated at the close of business on January 13, 2017.
^^^	Class R Shares liquidated at the close of business on January 22, 2016.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

32	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

PIMCO Long-Term Credit Fund		PIMCO Low Duration Income Fund		PIMCO Senior Floating Rate Fund

Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

$140,242	$167,952	$12,815	$27,084	$39,865	$62,628
81,199	(20,643)	(10,054)	(28,212)	(2,463)	(56,810)
19,104	(218,714)	40,456	(24,471)	37,136	(16,060)

240,545	(71,405)	43,217	(25,599)	74,538	(10,242)

(147,440)	(214,480)	(2,862)	(12,257)	(37,687)	(58,322)
(4,050)	(6,307)	(978)	(5,937)	(466)	(666)
0	0	(5)^	(15)	0	0
(87)^^	(107)	(742)	(849)	(481)	(601)
0	0	(4,102)	(6,764)	(2,404)	(2,913)
0	0	(2,512)	(4,452)	(1,440)	(1,824)
0	0	0	0	0	(129)

0	(220,754)	0	0	0	0
0	(6,107)	0	0	0	0
0	0	0 ^	0	0	0
0 ^^	(143)	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

(12,640)	0	0	0	0	(1,130)
(355)	0	0	0	0	(13)
0	0	0 ^	0	0	0
(8)^^	0	0	0	0	(13)
0	0	0	0	0	(61)
0	0	0	0	0	(48)
0	0	0	0	0	(3)

(164,580)	(447,898)	(11,201)	(30,274)	(42,478)	(65,723)

(345,359)	(160,423)	103,917	(383,268)	352,819	(1,548,097)
0	0	0	0	8	19

(269,394)	(679,726)	135,933	(439,141)	384,887	(1,624,043)

3,116,238	3,795,964	310,592	749,733	933,542	2,557,585
$2,846,844	$3,116,238	$446,525	$310,592	$1,318,429	$933,542

$(1,439)	$(21,680)	$4,652	$1,345	$(779)	$(427)

ANNUAL REPORT	MARCH 31, 2017	33

Consolidated Statements of Changes in Net Assets

	PIMCO Capital Securities and Financials Fund

	March 31, 2017	Inception date through March 31, 2016

Increase in Net Assets from:

Operations:
Net investment income	$1,676	$1,313
Net realized gain (loss)	1,271	(878)
Net change in unrealized appreciation (depreciation)	2,190	(847)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,137	(412)

Distributions to Shareholders:
From net investment income
Institutional Class	(2,201)	(1,107)
Class P	(100)	(12)
Class D	(274)	(39)
Class A	(62)	(71)
Class C	(18)	(7)
Tax basis return of capital
Institutional Class	0	(221)
Class P	0	(2)
Class D	0	(3)
Class A	0	(12)
Class C	0	(2)

Total Distributions(a)	(2,655)	(1,476)

Fund Share Transactions:
Net increase resulting from Fund share transactions***	39,313	34,968

Total Increase in Net Assets	41,795	33,080

Net Assets:
Beginning of year	33,080	0
End of year*	$74,875	$33,080

* Including undistributed (overdistributed) net investment income of:	$(251)	$127

***	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

34	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Statement of Cash Flows

Year Ended March 31, 2017
(Amounts in thousands†)	PIMCO Long-Term Credit Fund

Cash Flows Provided by Operating Activities:

Net increase in net assets resulting from operations	$240,545

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(4,458,425)
Proceeds from sales of long-term securities	4,913,433
(Purchases) from sales of short-term portfolio investments, net	(112,341)
(Increase) in deposits with counterparty	(1,911)
(Increase) in receivable for investments sold	(40,134)
Decrease in interest and/or dividends receivable	4,002
(Increase) in dividends receivable from Affiliates	(83)
Proceeds from exchange-traded or centrally cleared financial derivative instruments	53,329
Proceeds from over the counter financial derivative instruments	11,685
Increase in payable for investments purchased	145,768
(Decrease) in deposits from counterparty	(5,847)
(Decrease) in accrued investment advisory fees	(2)
(Decrease) in accrued supervisory and administrative fees	(6)
Proceeds from foreign currency transactions	183
(Decrease) in other liabilities	(5)
Net Realized (Gain) Loss
Investments in securities	(34,411)
Investments in Affiliates	(32)
Exchange-traded or centrally cleared financial derivative instruments	(27,832)
Over the counter financial derivative instruments	(18,816)
Foreign currency	(108)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	19,653
Investments in Affiliates	4
Exchange-traded or centrally cleared financial derivative instruments	(24,690)
Over the counter financial derivative instruments	(13,996)
Foreign currency assets and liabilities	(75)
Net amortization (accretion) on investments	1,632

Net Cash Provided by Operating Activities	651,520

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	592,695
Payments on shares redeemed	(1,079,777)
Cash distributions paid*	(13,161)
Proceeds from reverse repurchase agreements	14,461,451
Payments on reverse repurchase agreements	(14,617,183)
Proceeds from sale-buyback transactions	1,909,940
Payments on sale-buyback transactions	(1,909,940)

Net Cash (Used for) Financing Activities	(655,975)

Net (Decrease) in Cash and Foreign Currency	(4,455)

Cash and Foreign Currency:
Beginning of year	7,891
End of year	$3,436

* Reinvestment of distributions	$152,212

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$4,871

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2017	35

Schedule of Investments PIMCO Credit Absolute Return Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 74.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 8.8%
AABS Ltd.
4.875% due 01/10/2038		$1,400	$1,397
Ancestry.com Operations, Inc.
4.250% due 10/19/2023		3,911	3,951
AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 (h)		1,938	1,958
BWAY Corp.
3.500% due 03/22/2024		1,400	1,399
CBS Radio, Inc.
3.803% due 03/02/2024		1,900	1,915
CCC Information Services, Inc.
TBD% due 03/29/2024		600	598
CenturyLink, Inc.
6.000% due 02/17/2018		6,800	6,765
Energy Future Intermediate Holding Co. LLC
4.304% due 06/30/2017		5,350	5,354
Freedom Mortgage Corp.
6.862% due 02/16/2022		900	915
Gardner Denver, Inc.
4.250% - 4.568% due 07/30/2020		2,927	2,925
Gartner, Inc.
2.000% due 03/14/2024		950	957
Gavilan Resources LLC
7.000% due 03/01/2024		1,700	1,694
Helix Gen Funding LLC
5.250% due 02/23/2024		500	508
Ineos Finance PLC
3.250% due 04/01/2024	EUR	1,300	1,385
Limetree Bay Terminals LLC
6.040% due 02/15/2024		$500	508
Prestige Brands, Inc.
3.732% due 01/26/2024		387	391
Serta Simmons Bedding LLC
4.538% due 11/08/2023		1,550	1,559
TEX Operations Co. LLC
3.732% due 08/04/2023		938	937

Total Loan Participations and Assignments (Cost $34,831)			35,116

CORPORATE BONDS & NOTES 27.6%

BANKING & FINANCE 14.5%
Alpha Star Holding Ltd.
4.970% due 04/09/2019		1,575	1,585
Aviation Loan Trust
3.241% due 12/15/2022		2,449	2,226
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (f)	EUR	900	984
Banco Santander S.A.
6.250% due 09/11/2021 (f)		800	845
Blackstone CQP Holdco LP
6.500% due 03/20/2021		$4,248	4,267
Cantor Fitzgerald LP
6.500% due 06/17/2022		1,600	1,743
7.875% due 10/15/2019		600	661
CBL & Associates LP
5.950% due 12/15/2026		1,300	1,256
CIT Group, Inc.
5.000% due 08/15/2022		1,890	1,983
5.000% due 08/01/2023		2,700	2,821
Credit Agricole S.A.
7.500% due 06/23/2026 (f)	GBP	600	768
Deutsche Bank AG
1.350% due 05/30/2017		$500	500
4.250% due 10/14/2021		900	923
Exeter Finance Corp.
9.750% due 05/20/2019		4,200	4,024
FBM Finance, Inc.
8.250% due 08/15/2021		1,100	1,171

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Flagstar Bancorp, Inc.
6.125% due 07/15/2021		$1,000	$1,067
Genworth Holdings, Inc.
6.515% due 05/22/2018		1,900	1,905
Intesa Sanpaolo SpA
7.700% due 09/17/2025 (f)		1,100	1,056
Jefferies Finance LLC
6.875% due 04/15/2022		450	432
7.375% due 04/01/2020		2,740	2,781
7.500% due 04/15/2021		800	810
Lloyds Banking Group PLC
7.875% due 06/27/2029 (f)	GBP	300	418
Nationwide Building Society
10.250% due 06/29/2049 (f)		8	1,348
Navient Corp.
6.500% due 06/15/2022		$1,250	1,262
OneMain Financial Holdings LLC
6.750% due 12/15/2019		1,500	1,573
Pinnacol Assurance
8.625% due 06/25/2034 (h)		3,000	3,009
Rio Oil Finance Trust
9.250% due 07/06/2024		3,137	3,191
Royal Bank of Scotland Group PLC
8.625% due 08/15/2021 (f)		1,350	1,411
SLM Corp.
5.125% due 04/05/2022 (a)		600	600
Societe Generale S.A.
8.000% due 09/29/2025 (f)		800	820
Springleaf Finance Corp.
5.250% due 12/15/2019		1,000	1,011
6.000% due 06/01/2020		1,500	1,528
8.250% due 12/15/2020		800	876
Stearns Holdings LLC
9.375% due 08/15/2020		4,050	4,111
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	EUR	750	904
TIG FinCo PLC
8.500% due 03/02/2020	GBP	837	1,078
8.750% due 04/02/2020		505	602

			57,550

INDUSTRIALS 10.8%
Accudyne Industries Borrower
7.750% due 12/15/2020		$2,300	1,949
Aleris International, Inc.
9.500% due 04/01/2021		1,000	1,080
Associated Materials LLC
9.000% due 01/01/2024		700	746
Aston Martin Capital Ltd.
6.500% due 04/15/2022 (a)		200	200
BMC Software Finance, Inc.
8.125% due 07/15/2021		1,950	1,974
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)		1,000	1,003
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(g)		246	286
11.250% due 06/01/2017 ^(g)		689	784
CPG Merger Sub LLC
8.000% due 10/01/2021		5,965	6,278
CSN Islands Corp.
6.875% due 09/21/2019		1,150	995
CSN Resources S.A.
6.500% due 07/21/2020		2,500	2,100
Dynegy, Inc.
6.750% due 11/01/2019		100	103
8.000% due 01/15/2025		2,350	2,262
8.034% due 02/02/2024		734	698
Endo Finance LLC
5.375% due 01/15/2023		50	43
6.000% due 07/15/2023		2,550	2,244
6.000% due 02/01/2025		1,050	900
Federal-Mogul Holdings LLC
4.875% due 04/15/2022	EUR	1,200	1,275

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hill-Rom Holdings, Inc.
5.000% due 02/15/2025	$400	$401
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019	2,400	2,292
Mallinckrodt International Finance S.A.
5.625% due 10/15/2023	200	191
Petroleos Mexicanos
8.000% due 05/03/2019	700	774
Ply Gem Industries, Inc.
6.500% due 02/01/2022	1,300	1,354
QGOG Constellation S.A.
6.250% due 11/09/2019	1,235	778
Rockies Express Pipeline LLC
5.625% due 04/15/2020	800	846
SFR Group S.A.
7.375% due 05/01/2026	1,100	1,137
SiTV LLC
10.375% due 07/01/2019	350	212
Studio City Co. Ltd.
7.250% due 11/30/2021	1,400	1,496
Triumph Group, Inc.
5.250% due 06/01/2022	3,150	3,040
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020	700	629
6.500% due 03/15/2022	4,300	4,434
6.750% due 08/15/2018	633	635

		43,139

UTILITIES 2.3%
Covanta Holding Corp.
5.875% due 07/01/2025	600	603
Genesis Energy LP
6.750% due 08/01/2022	3,000	3,108
Petrobras Global Finance BV
7.375% due 01/17/2027	2,900	3,073
8.375% due 05/23/2021	200	227
Sprint Capital Corp.
6.900% due 05/01/2019	1,000	1,070
Sprint Communications, Inc.
8.375% due 08/15/2017	1,100	1,125

		9,206

Total Corporate Bonds & Notes (Cost $108,905)		109,895

MUNICIPAL BONDS & NOTES 0.1%

NEW YORK 0.1%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	315	315

Total Municipal Bonds & Notes (Cost $291)		315

U.S. GOVERNMENT AGENCIES 0.1%
Freddie Mac
7.923% due 11/25/2055	394	222

Total U.S. Government Agencies (Cost $237)		222

U.S. TREASURY OBLIGATIONS 12.9%
U.S. Treasury Bonds
2.250% due 08/15/2046	2,626	2,222
2.500% due 02/15/2046	5,181	4,643
2.500% due 05/15/2046	4,051	3,627
2.875% due 11/15/2046	4,268	4,140
3.125% due 08/15/2044	4,200	4,281
U.S. Treasury Notes
1.125% due 06/30/2021	14,600	14,178
1.625% due 07/31/2020 (l)(n)	16,300	16,303
2.250% due 02/15/2027	1,945	1,920

Total U.S. Treasury Obligations (Cost $53,488)		51,314

36	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 7.3%
American Home Mortgage Investment Trust
3.111% due 11/25/2045 ^		$83	$63
Banc of America Alternative Loan Trust
14.780% due 09/25/2035 ^		1,153	1,348
Banc of America Funding Trust
3.254% due 09/20/2047 ^		1,312	996
7.000% due 10/25/2037 ^		339	213
BCAP LLC Trust
1.202% due 05/25/2047 ^		487	400
1.278% due 05/26/2035		38	36
Bear Stearns ALT-A Trust
3.342% due 04/25/2037		673	580
Bear Stearns Asset-Backed Securities Trust
1.332% due 12/25/2035 ^		625	404
Berica ABS SRL
0.019% due 12/31/2055	EUR	241	257
Berica Residential MBS SRL
0.066% due 03/31/2048		135	144
Chase Mortgage Finance Trust
3.156% due 09/25/2036 ^		$233	212
Citigroup Mortgage Loan Trust, Inc.
6.000% due 11/25/2036		119	124
Countrywide Alternative Loan Trust
1.168% due 09/20/2046		494	367
1.172% due 07/25/2046 ^		392	386
1.172% due 09/25/2046 ^		892	695
1.282% due 06/25/2035 ^		817	648
1.292% due 11/25/2035		231	193
1.382% due 04/25/2035 ^		703	566
2.282% due 10/25/2035 ^		405	336
5.750% due 07/25/2035 ^		230	204
6.000% due 08/25/2036 ^		521	459
6.000% due 05/25/2037 ^		1,307	998
Countrywide Home Loan Mortgage Pass-Through Trust
3.108% due 09/25/2037 ^		1,010	866
5.750% due 07/25/2037 ^		252	234
6.000% due 10/25/2034		18	19
Credit Suisse Mortgage Capital Certificates
2.810% due 12/29/2037		7,410	5,257
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036		1,148	861
Deutsche ALT-A Securities, Inc.
1.082% due 08/25/2037 ^		1,359	1,124
1.132% due 02/25/2047		3,909	2,844
First Horizon Alternative Mortgage Securities Trust
2.886% due 08/25/2035 ^		270	232
6.000% due 05/25/2036 ^		14	11
Impac Secured Assets Trust
1.132% due 11/25/2036		1,677	1,416
IndyMac Mortgage Loan Trust
1.232% due 02/25/2037		500	334
3.169% due 11/25/2035 ^		650	543
3.458% due 05/25/2037 ^		388	326
6.250% due 11/25/2037 ^		409	328
JPMorgan Alternative Loan Trust
3.031% due 11/25/2036 ^		627	611
MASTR Adjustable Rate Mortgages Trust
5.169% due 11/25/2034		451	441
Merrill Lynch Alternative Note Asset Trust
1.092% due 03/25/2037		2,666	1,126
Morgan Stanley Mortgage Loan Trust
3.172% due 11/25/2037		693	591
Residential Accredit Loans, Inc. Trust
1.332% due 08/25/2035 ^		1,170	854
3.539% due 07/25/2035		86	79
4.197% due 12/26/2034 ^		656	517
4.301% due 09/25/2035 ^		62	52
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036 ^		46	44
Structured Asset Securities Corp. Trust
1.332% due 02/25/2035		265	252
WaMu Mortgage Pass-Through Certificates Trust
1.720% due 07/25/2047 ^		136	105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.716% due 12/25/2036 ^	$283	$261

Total Non-Agency Mortgage-Backed Securities (Cost $27,189)		28,957

ASSET-BACKED SECURITIES 7.8%
ACE Securities Corp. Home Equity Loan Trust
1.532% due 12/25/2045 ^	1,000	674
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.212% due 01/25/2036	681	574
Asset-Backed Funding Certificates Trust
1.982% due 06/25/2037	544	428
2.032% due 03/25/2034	1,355	1,260
Bear Stearns Asset-Backed Securities Trust
1.152% due 05/25/2036 ^	1,640	1,658
2.782% due 07/25/2034	974	921
Citigroup Mortgage Loan Trust, Inc.
1.142% due 12/25/2036	1,579	976
Countrywide Asset-Backed Certificates
3.382% due 01/25/2034 ^	614	457
Credit-Based Asset Servicing and Securitization LLC
1.552% due 07/25/2036	1,700	1,651
GSAMP Trust
1.102% due 12/25/2036	605	336
1.212% due 12/25/2046	573	362
HSI Asset Securitization Corp. Trust
1.372% due 11/25/2035	1,600	1,351
Long Beach Mortgage Loan Trust
3.757% due 07/25/2033	1,297	1,274
MASTR Asset-Backed Securities Trust
1.092% due 08/25/2036	734	400
1.132% due 08/25/2036	1,661	912
Merrill Lynch Mortgage Investors Trust
1.162% due 03/25/2037	13	13
Morgan Stanley ABS Capital, Inc. Trust
1.112% due 01/25/2037	4,712	2,561
1.132% due 06/25/2036	1,014	866
1.132% due 10/25/2036	2,428	1,480
1.132% due 12/25/2036	145	95
1.212% due 09/25/2036	1,033	593
Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^	1,590	868
New Century Home Equity Loan Trust
3.982% due 01/25/2033 ^	163	143
People’s Financial Realty Mortgage Securities Trust
1.122% due 09/25/2036	4,396	1,899
Renaissance Home Equity Loan Trust
5.879% due 06/25/2037 ^	2,120	1,054
Residential Asset Mortgage Products Trust
1.008% due 12/25/2035	1,889	1,426
Residential Asset Securities Corp. Trust
1.862% due 08/25/2034	468	382
Securitized Asset-Backed Receivables LLC Trust
1.232% due 03/25/2036	1,772	1,108
1.232% due 05/25/2036	1,135	688
SG Mortgage Securities Trust
1.162% due 02/25/2036	1,479	845
Structured Asset Investment Loan Trust
2.107% due 01/25/2035	1,024	553
2.362% due 04/25/2033	35	30
2.557% due 01/25/2035	1,102	181
2.707% due 01/25/2035 ^	1,449	80
VOLT LLC
4.250% due 03/26/2046	2,875	2,904

Total Asset-Backed Securities (Cost $29,138)		31,003

	SHARES
COMMON STOCKS 1.4%

CONSUMER DISCRETIONARY 0.6%
China Lodging Group Ltd. SP - ADR (c)	3,090	192

	SHARES	MARKET VALUE (000S)
MGM Resorts International (k)	21,937	$601
Walt Disney Co. (k)	7,164	812
Wynn Macau Ltd.	180,800	368
Wynn Resorts Ltd.	2,759	316

		2,289

ENERGY 0.1%
BP PLC SP - ADR	11,890	410
Whitehaven Coal Ltd.	100,640	230

		640

FINANCIALS 0.4%
AIA Group Ltd.	63,000	397
Ally Financial, Inc.	11,600	236
American Financial Group, Inc.	2,300	219
CITIC Securities Co. Ltd. ‘H’	181,500	374
UniCredit SpA	30,396	469

		1,695

HEALTH CARE 0.1%
Pfizer, Inc. (k)	10,502	359

INDUSTRIALS 0.1%
Kansas City Southern	2,260	194
USG Corp. (c)	12,810	407

		601

TELECOMMUNICATION SERVICES 0.1%
Cellnex Telecom S.A.	13,230	219

Total Common Stocks (Cost $5,888)		5,803

WARRANTS 0.0%

UTILITIES 0.0%
Dynegy, Inc. - Exp. 02/02/2024	34,977	20

Total Warrants (Cost $92)		20

SHORT-TERM INSTRUMENTS 8.4%

REPURCHASE AGREEMENTS (i) 7.4%
		29,523

	PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 1.0%
2.651% due 06/16/2017 (d)(e)	$4,000	3,967

Total Short-Term Instruments (Cost $33,502)		33,490

Total Investments in Securities (Cost $293,561)		296,135

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	37

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 29.5%

SHORT-TERM INSTRUMENTS 29.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 29.5%
PIMCO Short-Term Floating NAV Portfolio III	11,900,782	$117,651

Total Short-Term Instruments (Cost $117,651)		117,651

Total Investments in Affiliates (Cost $117,651)		117,651

Total Investments 103.9% (Cost $411,212)		$413,786

Financial Derivative Instruments (j)(m) 0.0% (Cost or Premiums, net $(1,413))		(68)

Other Assets and Liabilities, net (3.9)%		(15,287)

Net Assets 100.0%		$398,431

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security did not produce income within the last twelve months.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	10/03/2021	10/02/2014	$1,938	$1,958	0.49%
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	3,000	3,009	0.76

				$4,938	$4,967	1.25%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.500%	03/24/2017	04/13/2017	$1,980	Caterpillar, Inc. 3.900% due 05/27/2021	$(1,984)	$1,980	$1,980
MBC	0.970	03/31/2017	04/03/2017	21,600	U.S. Treasury Notes 1.625% due 02/15/2026	(22,341)	21,600	21,602
RDR	0.600	03/30/2017	04/13/2017	4,173	Caterpillar, Inc. 3.900% due 05/27/2021	(1,984)	4,173	4,173
					ConocoPhillips Co. 5.950% due 03/15/2046	(2,246)
SSB	0.050	03/31/2017	04/03/2017	1,770	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(1,810)	1,770	1,770

Total Repurchase Agreements						$(30,365)	$29,523	$29,525

38	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

SHORT SALES:

SHORT SALES ON CORPORATE BONDS & NOTES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Caterpillar, Inc.	3.900%	05/27/2021	$ 3,700	$(4,064)	$(3,968)
ConocoPhillips Co.	5.950	03/15/2046	1,800	(2,212)	(2,247)

Total Short Sales				$(6,276)	$(6,215)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$1,980	$0	$0	$0	$1,980	$(1,984)	$(4)
MBC	21,602	0	0	0	21,602	(22,341)	(739)
RDR	4,173	0	0	0	4,173	(4,230)	(57)
SSB	1,770	0	0	0	1,770	(1,810)	(40)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(2,247)	(2,247)	0	(2,247)
WFS	0	0	0	(3,968)	(3,968)	0	(3,968)

Total Borrowings and Other Financing Transactions	$29,525	$0	$0	$(6,215)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(3,834) at a weighted average interest rate of (0.018)%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE iShares MSCI Emerging Markets Fund	$40.000	06/16/2017	1,294	$118	$112

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500	2,250.000	07/31/2017	17	$80	$55
Call - EUREX EURO STOXX 50	3,600.000	12/20/2019	250	744	643

				$824	$698

Total Purchased Options				$942	$810

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - EUREX EURO STOXX 50	2,300.000	12/20/2019	250	$(826)	$(296)

Total Written Options				$(826)	$(296)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	39

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2018	283	$(81)	$0	$(21)
90-Day Eurodollar March Futures	Short	03/2019	107	(33)	0	(8)
Australia Government 10-Year Bond June Futures	Long	06/2017	353	769	96	(14)
E-mini S&P 500 Index June Futures	Short	06/2017	30	12	8	0
Hang Seng China Enterprises Index April Futures	Long	04/2017	12	(12)	0	(12)
Mini MSCI Emerging Markets Index June Futures	Long	06/2017	48	73	0	(17)
U.S. Treasury 10-Year Note June Futures	Long	06/2017	673	230	147	0

Total Futures Contracts				$958	$251	$(72)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
ArcelorMittal	5.000%	12/20/2021	2.185%	EUR	1,600	$(221)	$(49)	$3	$0
Best Buy Co., Inc.	5.000	12/20/2021	1.458	$	1,800	(287)	(17)	0	0
Caterpillar, Inc.	1.000	06/20/2022	0.611		2,925	(58)	(6)	0	(1)
Darden Restaurants, Inc.	1.000	06/20/2021	0.382		2,950	(76)	(37)	0	(1)
EI du Pont de Nemours & Co.	1.000	12/20/2020	0.336		2,500	(61)	0	0	0
Halliburton Co.	1.000	06/20/2021	0.439		3,050	(71)	(41)	0	(2)
Navient Corp.	5.000	12/20/2021	3.850		1,700	85	92	0	(1)
Sprint Communications, Inc.	5.000	12/20/2017	0.543		2,450	84	(24)	0	0
Sprint Communications, Inc.	5.000	06/20/2020	1.969		1,000	95	49	1	0
Vodafone Group PLC	1.000	06/20/2022	0.861	EUR	2,650	(21)	(1)	0	0

						$(531)	$(34)	$4	$(5)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Year BRL-CDI	10.120%	01/02/2025	BRL	6,200	$15	$15	$0	$(1)
Pay	1-Year BRL-CDI	10.300	01/02/2025		15,100	70	51	0	(3)
Pay	3-Month NZD-BBR	3.000	03/21/2022	NZD	14,100	43	45	12	0
Pay	3-Month NZD-BBR	5.000	12/17/2024		6,100	567	136	4	0
Pay	3-Month NZD-BBR	3.000	12/16/2026		10,900	(212)	(415)	8	0
Receive(4)	3-Month USD-LIBOR	2.910	08/20/2019	$	41,500	(362)	(212)	0	(13)
Receive	3-Month USD-LIBOR	2.000	12/16/2019		87,500	(1,024)	(621)	0	(45)
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2020		29,300	556	(113)	0	(16)
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2021		14,900	447	(8)	0	(12)
Receive	3-Month USD-LIBOR	2.335	08/24/2025		4,900	(9)	8	0	(8)
Receive	3-Month USD-LIBOR	2.250	06/15/2026		6,100	14	334	0	(9)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		56,900	2,900	3,694	0	(84)
Receive(4)	3-Month USD-LIBOR	1.500	06/21/2027		700	59	(2)	0	(1)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		4,400	154	463	0	(7)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		8,000	724	1,376	0	(13)
Receive(4)	6-Month EUR-EURIBOR	1.000	09/20/2027	EUR	7,200	(100)	(20)	0	(3)
Receive(4)	6-Month GBP-LIBOR	1.000	09/20/2022	GBP	8,700	45	(12)	29	0
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027		11,400	(361)	(174)	0	(58)
Receive(4)	6-Month GBP-LIBOR	1.750	03/21/2048		200	(21)	(10)	0	(3)
Receive	6-Month JPY-LIBOR	1.000	09/18/2023	JPY	1,100	1	0	0	0
Receive(4)	6-Month JPY-LIBOR	0.450	03/20/2029		840,000	(22)	3	14	0
Receive(4)	6-Month JPY-LIBOR	0.415	03/25/2029		50,000	0	0	1	0
Pay	28-Day MXN-TIIE	5.630	07/07/2021	MXN	100,300	(316)	(341)	9	0
Pay	28-Day MXN-TIIE	6.750	08/31/2021		147,500	(133)	30	14	0
Pay	28-Day MXN-TIIE	5.810	09/29/2021		3,900	(12)	(22)	0	0
Pay	28-Day MXN-TIIE	5.740	04/24/2023		21,700	(90)	(90)	2	0
Pay	28-Day MXN-TIIE	5.738	04/25/2023		19,300	(80)	(80)	2	0
Pay	28-Day MXN-TIIE	5.925	08/04/2023		1,000	(4)	(4)	0	0
Pay	28-Day MXN-TIIE	5.935	08/04/2023		1,000	(4)	(4)	0	0

						$2,845	$4,027	$95	$(276)

Total Swap Agreements						$2,314	$3,993	$99	$(281)

40	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(k)	Securities with an aggregate market value of $1,773 and cash of $3 have been pledged as collateral as of March 31, 2017 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(l)	Securities with an aggregate market value of $9,135 and cash of $3,067 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$810	$251	$99	$1,160	$(296)	$(72)	$(281)	$(649)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2017	NZD	300		$208	$0	$(2)
	04/2017		$867	NZD	1,236	0	0
BOA	04/2017	EUR	8,069		$8,559	0	(49)
BPS	04/2017	AUD	374		283	0	(3)
	04/2017	BRL	3,071		969	0	(12)
	04/2017	EUR	390		414	0	(2)
	04/2017		$995	BRL	3,071	0	(14)
	04/2017		5,712	EUR	5,296	0	(62)
	05/2017	EUR	5,296		$5,719	62	0
	06/2017		$433	HKD	3,355	0	0
CBK	04/2017	AUD	1,967		$1,505	2	0
	04/2017	GBP	225		280	0	(2)
	04/2017		$1,958	AUD	2,547	0	(12)
	04/2017		4,911	EUR	4,563	2	(45)
DUB	04/2017		1,921	RUB	114,844	111	0
	06/2017	SGD	7,114		$5,039	0	(49)
GLM	04/2017	EUR	1,400		1,497	7	(4)
	04/2017	GBP	123		153	0	(1)
	04/2017		$5,093	GBP	4,093	35	0
	04/2017		2,016	MXN	41,966	221	0
	05/2017	GBP	3,209		$3,990	0	(33)
	12/2017	CNH	52,569		7,244	0	(272)
HUS	05/2017		$70	IDR	994,700	4	0
	06/2017	HKD	13,714		$1,769	1	0
	06/2017	KRW	4,424,154		3,834	0	(129)
	06/2017		$413	PEN	1,369	5	0
JPM	04/2017	NZD	1,205		$856	12	0
	04/2017		$106	MXN	2,028	2	0
	05/2017		411	ZAR	5,603	5	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	41

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MSB	04/2017	GBP	3,970		$4,979	$5	$0
SCX	04/2017	AUD	512		384	0	(8)
	04/2017	BRL	3,071		984	3	0
	04/2017		$969	BRL	3,071	12	0
	05/2017		978		3,071	0	(3)
	05/2017		7,555	CNH	52,482	55	0
	05/2017		340	IDR	4,764,780	17	0
	06/2017	KRW	436,362		$379	0	(12)
TOR	06/2017		$558	PEN	1,859	10	0
UAG	04/2017	INR	126,766		$1,842	0	(112)
	04/2017		$3,696	INR	253,949	218	0
	05/2017		160	IDR	2,237,600	8	0
	06/2017	KRW	1,325,286		$1,156	0	(31)
	06/2017		$1,097	IDR	14,813,614	8	0
	12/2017	CNH	59,061		$8,111	0	(333)

Total Forward Foreign Currency Contracts						$805	$(1,190)

PURCHASED OPTIONS:

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
DUB	Call - OTC EURO STOXX 50	3,631.000	12/20/2019	EUR	262	$913	$651

Total Purchased Options						$913	$651

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
SOG	Call - OTC iTraxx Europe 26 5-Year	Buy	0.650%	05/17/2017	EUR	29,693	$(23)	$(41)
	Put - OTC iTraxx Europe 26 5-Year	Sell	0.950	05/17/2017		29,693	(45)	(9)

							$(68)	$(50)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC EURO STOXX 50	2,300.000	12/20/2019	EUR	262	$(913)	$(310)

Total Written Options						$(981)	$(360)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		310		62		(60)		(62)		0		250
Notional Amount in $	$	35,040		$190,600		$(26,390)	$	(161,250)	$	(38,000)	$	0
Notional Amount in EUR	EUR	3,762	EUR	111,786	EUR	(9,900)	EUR	(41,300)	EUR	(4,700)	EUR	59,648
Premiums	$	(2,457)		$(602)		$642	$	510	$	100	$	(1,807)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Toshiba Corp.	1.000%	12/20/2017	7.669%	JPY	70,000	$(23)	$(6)	$0	$(29)
BPS	Brazil Government International Bond	1.000	12/20/2021	2.050	$	2,100	(131)	35	0	(96)
	Petroleos Mexicanos	1.000	06/20/2021	1.978		900	(88)	53	0	(35)

42	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	China Government International Bond	1.000%	12/20/2021	0.747%	$	2,900	$(25)	$59	$34	$0
	Toshiba Corp.	1.000	12/20/2017	7.669	JPY	10,000	(3)	(1)	0	(4)
CBK	Deutsche Bank AG	1.000	12/20/2017	0.659	EUR	500	(45)	46	1	0
	Toshiba Corp.	1.000	12/20/2017	7.669	JPY	10,000	(3)	(1)	0	(4)
	UniCredit SpA	1.000	12/20/2019	2.223	EUR	1,400	(75)	26	0	(49)
DUB	Petroleos Mexicanos	1.000	12/20/2021	2.213	$	300	(27)	11	0	(16)
	Toshiba Corp.	1.000	12/20/2017	7.669	JPY	10,000	(3)	(1)	0	(4)
HUS	Brazil Government International Bond	1.000	12/20/2021	2.050	$	4,200	(275)	83	0	(192)
	Mexico Government International Bond	1.000	12/20/2021	1.161		4,000	(119)	92	0	(27)
JPM	Toshiba Corp.	1.000	12/20/2017	7.669	JPY	10,000	(4)	0	0	(4)

							$(821)	$396	$35	$(460)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
CBK	CDX.HY-27 5-Year Index 25-35%	5.000%	12/20/2021	$	4,300	$423	$175	$598	$0
GST	CMBX.NA.BB.6 Index	5.000	05/11/2063		1,000	(144)	(59)	0	(203)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047		900	(90)	9	0	(81)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058		3,800	(859)	415	0	(444)

						$(670)	$540	$598	$(728)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month CNY-CNREPOFIX	3.750%	12/19/2021	CNY	9,800	$0	$(9)	$0	$(9)
BPS	Pay	3-Month CNY-CNREPOFIX	3.560	12/05/2021		14,800	0	(29)	0	(29)
DUB	Pay	3-Month CNY-CNREPOFIX	3.580	12/07/2021		6,300	0	(12)	0	(12)
JPM	Pay	3-Month CNY-CNREPOFIX	3.540	12/06/2021		11,400	0	(24)	0	(24)
	Pay	3-Month CNY-CNREPOFIX	3.500	12/12/2021		5,900	0	(14)	0	(14)
	Pay	3-Month NZD-BBR	5.000	12/17/2024	NZD	1,700	30	128	158	0

							$30	$40	$158	$(88)

Total Swap Agreements							$(1,461)	$976	$791	$(1,276)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(n)	Securities with an aggregate market value of $2,096 have been pledged as collateral for OTC financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
AZD	$0	$0	$0	$0	$(2)	$0	$0	$(2)	$(2)	$0	$(2)
BOA	0	0	0	0	(49)	0	(38)	(87)	(87)	0	(87)
BPS	62	0	0	62	(93)	0	(160)	(253)	(191)	274	83
BRC	0	0	34	34	0	0	(4)	(4)	30	0	30
CBK	4	0	599	603	(59)	0	(53)	(112)	491	(530)	(39)
DUB	111	651	0	762	(49)	(310)	(32)	(391)	371	(501)	(130)
GLM	263	0	0	263	(310)	0	0	(310)	(47)	291	244
GST	0	0	0	0	0	0	(728)	(728)	(728)	927	199
HUS	10	0	0	10	(129)	0	(219)	(348)	(338)	367	29
JPM	19	0	158	177	0	0	(42)	(42)	135	(310)	(175)
MSB	5	0	0	5	0	0	0	0	5	0	5
MYC	0	0	0	0	0	0	0	0	0	(3)	(3)
SCX	87	0	0	87	(23)	0	0	(23)	64	0	64
SOG	0	0	0	0	0	(50)	0	(50)	(50)	0	(50)
TOR	10	0	0	10	0	0	0	0	10	0	10
UAG	234	0	0	234	(476)	0	0	(476)	(242)	237	(5)

Total Over the Counter	$805	$651	$791	$2,247	$(1,190)	$(360)	$(1,276)	$(2,826)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	43

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$810	$0	$0	$810
Futures	0	0	8	0	243	251
Swap Agreements	0	4	0	0	95	99

	$0	$4	$818	$0	$338	$1,160

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$805	$0	$805
Purchased Options	0	0	651	0	0	651
Swap Agreements	0	633	0	0	158	791

	$0	$633	$651	$805	$158	$2,247

	$0	$637	$1,469	$805	$496	$3,407

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$296	$0	$0	$296
Futures	0	0	29	0	43	72
Swap Agreements	0	5	0	0	276	281

	$0	$5	$325	$0	$319	$649

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,190	$0	$1,190
Written Options	0	50	310	0	0	360
Swap Agreements	0	1,188	0	0	88	1,276

	$0	$1,238	$310	$1,190	$88	$2,826

	$0	$1,243	$635	$1,190	$407	$3,475

44	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(71)	$0	$0	$(71)
Written Options	0	0	26	0	22	48
Futures	0	0	(1,532)	0	(4,097)	(5,629)
Swap Agreements	0	879	0	0	(7,636)	(6,757)

	$0	$879	$(1,577)	$0	$(11,711)	$(12,409)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(217)	$0	$(217)
Purchased Options	0	0	0	(78)	(9)	(87)
Written Options	0	406	0	390	57	853
Swap Agreements	0	(130)	0	0	99	(31)

	$0	$276	$0	$95	$147	$518

	$0	$1,155	$(1,577)	$95	$(11,564)	$(11,891)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$352	$0	$0	$352
Written Options	0	0	526	0	0	526
Futures	0	0	108	0	1,696	1,804
Swap Agreements	0	(433)	0	0	14,437	14,004

	$0	$(433)	$986	$0	$16,133	$16,686

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$971	$0	$971
Purchased Options	0	0	297	16	6	319
Written Options	0	(73)	552	(149)	0	330
Swap Agreements	0	2,269	0	0	(141)	2,128

	$0	$2,196	$849	$838	$(135)	$3,748

	$0	$1,763	$1,835	$838	$15,998	$20,434

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$598	$22,935	$11,583	$35,116
Corporate Bonds & Notes
Banking & Finance	600	49,918	7,032	57,550
Industrials	0	43,139	0	43,139
Utilities	0	9,206	0	9,206
Municipal Bonds & Notes
New York	0	315	0	315
U.S. Government Agencies	0	0	222	222
U.S. Treasury Obligations	0	51,314	0	51,314
Non-Agency Mortgage-Backed Securities	0	28,957	0	28,957
Asset-Backed Securities	0	31,003	0	31,003
Common Stocks
Consumer Discretionary	2,289	0	0	2,289
Energy	640	0	0	640
Financials	1,695	0	0	1,695
Health Care	359	0	0	359
Industrials	601	0	0	601
Telecommunication Services	219	0	0	219
Warrants
Utilities	20	0	0	20
Short-Term Instruments
Repurchase Agreements	0	29,523	0	29,523
Argentina Treasury Bills	0	3,967	0	3,967

	$7,021	$270,277	$18,837	$296,135

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$117,651	$0	$0	$117,651

Total Investments	$124,672	$270,277	$18,837	$413,786

Short Sales, at Value - Liabilities
Corporate Bonds & Notes	0	(6,215)	0	(6,215)

	$0	$(6,215)	$0	$(6,215)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	251	909	0	1,160
Over the counter	0	2,247	0	2,247

	$251	$3,156	$0	$3,407

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(72)	(577)	0	(649)
Over the counter	0	(2,826)	0	(2,826)

	$(72)	$(3,403)	$0	$(3,475)

Total Financial Derivative Instruments	$179	$(247)	$0	$(68)

Totals	$124,851	$263,815	$18,837	$407,503

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	45

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

March 31, 2017

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017(1)
Investments in Securities, at Value
Loan Participations and Assignments	$4,087	$8,210	$(745)	$(1)	$(5)	$37	$0	$0	$11,583	$29
Corporate Bonds & Notes
Banking & Finance	25,218	0	(20,049)	87	(309)	2,085	0	0	7,032	(188)
U.S. Government Agencies	217	0	(4)	3	2	4	0	0	222	4
Asset-Backed Securities	4,004	0	(1,125)	0	1	24	0	(2,904)	0	0

Totals	$33,526	$8,210	$(21,923)	$89	$(311)	$2,150	$0	$(2,904)	$18,837	$(155)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$10,119	Proxy Pricing	Base Price	99.500-101.000
	1,464	Third Party Vendor	Broker Quote	100.688-101.500
Corporate Bonds & Notes
Banking & Finance	3,009	Proxy Pricing	Base Price	102.667
	4,023	Reference Instrument	Spread movement	204.000 bps
U.S. Government Agencies	222	Proxy Pricing	Base Price	56.188

Total	$18,837

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

46	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Diversified Income Fund

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.4%
AerCap Holdings N.V.
3.397% due 10/06/2023		$200	$202
Avolon Holdings Ltd.
2.250% due 09/20/2020		195	197
3.500% due 03/20/2022		1,296	1,316
CCC Information Services, Inc.
TBD% due 03/29/2024		100	100
Charter Communications Operating LLC
2.990% due 07/01/2020		97	98
2.990% due 01/15/2022		1,386	1,392
3.232% due 01/15/2024		4,455	4,483
Community Health Systems, Inc.
3.750% - 3.804% due 12/31/2019		1,328	1,322
4.000% - 4.054% due 01/27/2021		2,443	2,411
Cortes NP Acquisition Corp.
6.000% - 6.039% due 11/30/2023		484	489
Cyxtera Technologies, Inc.
4.750% due 03/28/2024		195	197
8.750% due 03/28/2025		160	161
Diamond Resorts Corp.
7.000% due 08/11/2023		1,493	1,506
Endo Luxembourg Finance Co. SARL
4.000% due 09/26/2022		2,666	2,671
Energy Future Intermediate Holding Co. LLC
4.304% due 06/30/2017		51,138	51,181
Flying Fortress, Inc.
3.397% due 10/30/2022		100	101
Gardner Denver, Inc.
4.250% - 4.568% due 07/30/2020		7,127	7,121
Gartner, Inc.
2.000% due 03/14/2024		132	133
Gates Global, Inc.
4.397% due 07/06/2021		2,690	2,699
Helix Gen Funding LLC
5.250% due 02/23/2024		215	218
Hilton Worldwide Finance LLC
2.982% due 10/25/2023		3,120	3,148
3.500% due 10/26/2020		229	231
Ineos Finance PLC
3.250% due 04/01/2024	EUR	700	746
Intelsat Jackson Holdings S.A.
3.887% due 06/30/2019		$3,771	3,720
Kinetic Concepts, Inc.
4.397% due 02/02/2024		300	300
Las Vegas Sands LLC
2.980% due 12/19/2020		3,214	3,219
Nielsen Finance LLC
3.354% due 10/04/2023		200	201
OGX
13.000% due 04/10/2049 ^		1,281	348
Rise Ltd.
4.750% due 01/31/2021 (h)		5,039	5,017
RPI Finance Trust
2.250% due 03/27/2023		543	545
Sprint Communications, Inc.
3.500% due 02/02/2024		14,600	14,621
TEX Operations Co. LLC
3.732% due 08/04/2023		7,235	7,226
UPC Financing Partnership
3.662% due 04/15/2025		1,000	1,004
Valeant Pharmaceuticals International, Inc.
5.450% due 08/05/2020		217	218
5.570% due 04/01/2022		4,470	4,493
Xella International GmbH
4.250% due 02/02/2024	EUR	800	854

Total Loan Participations and Assignments (Cost $123,960)			123,889

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 42.3%

BANKING & FINANCE 21.4%
AerCap Aviation Solutions BV
6.375% due 05/30/2017		$1,072	$1,080
AerCap Ireland Capital DAC
2.750% due 05/15/2017		1,600	1,602
3.750% due 05/15/2019		2,590	2,661
4.625% due 10/30/2020		4,355	4,606
5.000% due 10/01/2021		1,300	1,393
Akelius Residential Property AB
3.375% due 09/23/2020	EUR	123	142
Ally Financial, Inc.
3.250% due 09/29/2017		$650	654
3.250% due 02/13/2018		7,740	7,810
3.500% due 01/27/2019		1,470	1,485
3.600% due 05/21/2018		5,900	5,988
3.750% due 11/18/2019		380	384
4.125% due 03/30/2020		4,590	4,693
6.250% due 12/01/2017		10	10
8.000% due 11/01/2031		4,655	5,586
American International Group, Inc.
6.250% due 05/01/2036		5,600	6,626
American Tower Corp.
3.300% due 02/15/2021		100	101
Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 (g)	EUR	200	234
Banco do Brasil S.A.
6.000% due 01/22/2020		$5,300	5,658
9.000% due 06/18/2024 (g)		1,204	1,252
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (g)	EUR	4,900	5,358
Banque PSA Finance S.A.
5.750% due 04/04/2021		$1,447	1,566
Barclays Bank PLC
7.625% due 11/21/2022		28,617	31,352
14.000% due 06/15/2019 (g)	GBP	5,400	8,297
Barclays PLC
3.125% due 01/17/2024		3,100	3,995
3.250% due 02/12/2027		825	1,048
6.500% due 09/15/2019 (g)	EUR	1,250	1,359
Beaver Valley Funding Corp.
9.000% due 06/01/2017		$2	2
Blackstone CQP Holdco LP
6.500% due 03/20/2021		10,460	10,506
BNP Paribas S.A.
7.625% due 03/30/2021 (g)		2,700	2,875
BPCE S.A.
12.500% due 09/30/2019 (g)	EUR	100	136
BRFkredit A/S
1.000% due 01/01/2018	DKK	2,000	290
1.000% due 04/01/2018		2,430	354
1.000% due 10/01/2018		7,960	1,167
2.000% due 04/01/2018		1,380	203
4.000% due 01/01/2018		4,140	614
Cantor Fitzgerald LP
7.875% due 10/15/2019		$12,100	13,327
CIT Group, Inc.
3.875% due 02/19/2019		3,910	4,020
4.250% due 08/15/2017		34,580	34,926
5.000% due 05/15/2017		366	367
5.000% due 05/15/2018		750	756
5.000% due 08/15/2022		490	514
5.250% due 03/15/2018		1,480	1,522
5.375% due 05/15/2020		1,380	1,474
5.500% due 02/15/2019		1,190	1,254
6.625% due 04/01/2018		1,680	1,753
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	2,400	3,579
Cooperatieve Rabobank UA
8.400% due 06/29/2017 (g)		$5,900	5,993
11.000% due 06/30/2019 (g)		23,488	27,510
Credit Agricole S.A.
7.500% due 06/23/2026 (g)	GBP	200	256
7.875% due 01/23/2024 (g)		$800	816

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.125% due 09/19/2033		$2,600	$2,795
8.375% due 10/13/2019 (g)		9,230	10,303
Credit Suisse AG
6.500% due 08/08/2023		16,600	18,265
Crown Castle International Corp.
4.000% due 03/01/2027		199	201
CyrusOne LP
5.000% due 03/15/2024		168	173
5.375% due 03/15/2027		87	88
Deutsche Bank AG
1.350% due 05/30/2017		500	500
2.944% due 05/10/2019		140	142
4.250% due 10/14/2021		24,800	25,440
6.000% due 09/01/2017		70	71
Doctors Co.
6.500% due 10/15/2023		10,425	11,431
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		13,260	13,732
Equinix, Inc.
5.375% due 05/15/2027		567	587
General Motors Financial Co., Inc.
2.400% due 05/09/2019		100	100
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018 ^		1,332	40
Host Hotels & Resorts LP
3.875% due 04/01/2024		560	565
Howard Hughes Corp.
5.375% due 03/15/2025		538	534
HSBC Holdings PLC
3.262% due 03/13/2023		1,130	1,136
4.041% due 03/13/2028		1,020	1,032
6.000% due 09/29/2023 (g)	EUR	2,600	2,992
ING Groep NV
6.500% due 04/16/2025 (g)		$200	199
International Lease Finance Corp.
4.625% due 04/15/2021		150	158
5.875% due 04/01/2019		6,490	6,920
6.250% due 05/15/2019		300	323
8.250% due 12/15/2020		980	1,159
8.625% due 01/15/2022		100	123
8.875% due 09/01/2017		50	52
Intesa Sanpaolo SpA
6.500% due 02/24/2021		12,725	14,067
KBC Bank NV
8.000% due 01/25/2023		200	210
Kennedy Wilson Europe Real Estate PLC
3.950% due 06/30/2022	GBP	100	132
Liberty Mutual Finance Europe DAC
1.750% due 03/27/2024	EUR	260	282
Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		$200	214
Lloyds Bank PLC
12.000% due 12/16/2024 (g)		9,500	12,792
Lloyds Banking Group PLC
7.625% due 06/27/2023 (g)	GBP	400	548
Nationwide Building Society
10.250% due 06/29/2049 (g)		7	1,213
Navient Corp.
4.625% due 09/25/2017		$180	182
4.875% due 06/17/2019		100	103
5.500% due 01/15/2019		290	301
5.875% due 03/25/2021		4,045	4,085
6.500% due 06/15/2022		1,683	1,700
8.000% due 03/25/2020		17,660	19,227
Nordea Kredit Realkreditaktieselskab
1.000% due 04/01/2018	DKK	600	87
2.000% due 01/01/2018		2,430	356
2.000% due 04/01/2018		900	132
Novo Banco S.A.
5.000% due 04/23/2019	EUR	1,350	1,335
5.000% due 05/14/2019		5,400	5,317
5.000% due 05/21/2019		2,500	2,465
Nykredit Realkredit A/S
1.000% due 01/01/2018	DKK	2,800	407

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	47

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.000% due 04/01/2018	DKK	30,050	$4,378
1.000% due 07/01/2018		3,990	583
2.000% due 01/01/2018		8,000	1,171
2.000% due 04/01/2018		28,210	4,149
2.000% due 07/01/2018		1,380	203
Omega Healthcare Investors, Inc.
4.500% due 01/15/2025		$700	700
4.950% due 04/01/2024		1,900	1,958
OneMain Financial Holdings LLC
6.750% due 12/15/2019		14,310	15,008
7.250% due 12/15/2021		1,555	1,637
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018 (e)		960	941
Realkredit Danmark A/S
1.000% due 01/01/2018	DKK	8,200	1,191
1.000% due 04/01/2018		112,130	16,329
2.000% due 01/01/2018		7,620	1,113
2.000% due 04/01/2018		37,420	5,500
Rio Oil Finance Trust
9.250% due 07/06/2024		$16,001	16,281
Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	7,000	7,739
4.800% due 04/05/2026		$5,500	5,638
7.648% due 09/30/2031 (g)		1,850	2,192
8.000% due 08/10/2025 (g)		11,870	11,811
8.625% due 08/15/2021 (g)		5,500	5,747
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	2,125	2,416
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (g)	GBP	4,050	5,322
Santander UK PLC
5.000% due 11/07/2023		$2,300	2,404
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		16,050	17,315
SL Green Realty Corp.
4.500% due 12/01/2022		10,300	10,539
SLM Corp.
5.125% due 04/05/2022 (b)		1,670	1,670
Societe Generale S.A.
8.000% due 09/29/2025 (g)		10,121	10,374
Springleaf Finance Corp.
5.250% due 12/15/2019		4,930	4,985
6.900% due 12/15/2017		100	103
8.250% due 12/15/2020		1,365	1,495
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	2,867	3,454
Tesco Property Finance PLC
5.801% due 10/13/2040	GBP	108	142
6.052% due 10/13/2039		10,792	14,933
UBS AG
4.750% due 05/22/2023		$900	922
5.125% due 05/15/2024		200	205
7.625% due 08/17/2022		24,500	28,388
UBS Group Funding Switzerland AG
2.376% due 05/23/2023		2,500	2,507
3.491% due 05/23/2023		2,000	2,015
Woori Bank
2.875% due 10/02/2018		200	202

			597,030

INDUSTRIALS 15.6%
Air Canada Pass-Through Trust
3.600% due 09/15/2028		702	706
Alliance Data Systems Corp.
4.500% due 03/15/2022	EUR	250	274
ALROSA Finance S.A.
7.750% due 11/03/2020		$13,400	15,378
Altice Financing S.A.
7.500% due 05/15/2026		9,000	9,585
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	18,600	21,029
7.750% due 05/15/2022		$2,600	2,766
AMC Entertainment Holdings, Inc.
6.125% due 05/15/2027		391	395

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Airlines Pass-Through Trust
3.650% due 02/15/2029		$300	$302
4.375% due 04/01/2024		624	628
Applied Materials, Inc.
3.300% due 04/01/2027		720	722
4.350% due 04/01/2047		650	659
Aston Martin Capital Ltd.
5.750% due 04/15/2022 (b)	GBP	220	276
6.500% due 04/15/2022 (b)		$200	200
AutoNation, Inc.
3.350% due 01/15/2021		100	101
5.500% due 02/01/2020		80	86
6.750% due 04/15/2018		150	157
B&G Foods, Inc.
5.250% due 04/01/2025 (b)		428	433
Broadcom Corp.
2.375% due 01/15/2020		606	606
3.000% due 01/15/2022		850	848
3.625% due 01/15/2024		65	66
3.875% due 01/15/2027		436	440
BWAY Holding Co.
5.500% due 04/15/2024 (b)		703	710
7.250% due 04/15/2025 (b)		495	496
California Resources Corp.
8.000% due 12/15/2022		997	816
Cardtronics, Inc.
5.500% due 05/01/2025 (b)		157	159
CDW LLC
5.000% due 09/01/2025		298	304
Charter Communications Operating LLC
3.579% due 07/23/2020		400	412
4.908% due 07/23/2025		4,200	4,442
6.484% due 10/23/2045		1,100	1,274
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		3,900	4,080
Chobani LLC
7.500% due 04/15/2025 (b)		367	378
CommScope Technologies LLC
5.000% due 03/15/2027		366	366
Community Health Systems, Inc.
6.250% due 03/31/2023		817	836
Continental Airlines Pass-Through Trust
6.000% due 07/12/2020		487	505
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^		2,700	1
9.250% due 06/30/2020 ^		14,300	4
Cott Holdings, Inc.
5.500% due 04/01/2025		178	182
CSC Holdings LLC
7.625% due 07/15/2018		3,000	3,191
8.625% due 02/15/2019		5,300	5,830
CSN Resources S.A.
6.500% due 07/21/2020		380	318
CVS Pass-Through Trust
5.773% due 01/10/2033		333	374
5.926% due 01/10/2034		35	40
6.036% due 12/10/2028		103	116
6.943% due 01/10/2030		9,073	10,806
7.507% due 01/10/2032		6,124	7,540
8.353% due 07/10/2031		1,315	1,695
D.R. Horton, Inc.
4.000% due 02/15/2020		10	10
Delta Air Lines Pass-Through Trust
6.718% due 07/02/2024		33	37
7.750% due 06/17/2021		345	381
Diamond Resorts International, Inc.
7.750% due 09/01/2023		3,143	3,300
DISH DBS Corp.
4.250% due 04/01/2018		500	510
4.625% due 07/15/2017		2,970	2,996
7.875% due 09/01/2019		7,400	8,177
Dole Food Co., Inc.
7.250% due 06/15/2025 (b)		335	336
Dollar Tree, Inc.
5.250% due 03/01/2020		500	516

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eagle Acquisition Co. LLC
6.000% due 04/01/2025		$134	$139
Endo Finance LLC
5.375% due 01/15/2023		1,800	1,563
Enterprise Products Operating LLC
4.742% due 08/01/2066		7,175	7,166
7.034% due 01/15/2068		1,200	1,249
Everett Spinco, Inc.
2.875% due 03/27/2020		1,600	1,614
4.250% due 04/15/2024		247	252
4.750% due 04/15/2027		457	467
Flex Ltd.
5.000% due 02/15/2023		3,700	3,957
Forest Laboratories LLC
5.000% due 12/15/2021		50	54
Gartner, Inc.
5.125% due 04/01/2025		262	268
Goodyear Tire & Rubber Co.
4.875% due 03/15/2027		205	206
Harvest Operations Corp.
2.125% due 05/14/2018		210	210
HCA, Inc.
4.500% due 02/15/2027		6,360	6,376
4.750% due 05/01/2023		2,100	2,195
6.500% due 02/15/2020		600	658
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	900	923
Hexion, Inc.
10.375% due 02/01/2022		$211	211
13.750% due 02/01/2022		244	235
Hilton Worldwide Finance LLC
4.625% due 04/01/2025		1,033	1,046
4.875% due 04/01/2027		657	665
iHeartCommunications, Inc.
9.000% due 09/15/2022		8,900	6,719
KazMunayGas National Co. JSC
9.125% due 07/02/2018		3,500	3,775
Kinder Morgan, Inc.
7.750% due 01/15/2032		10,100	12,626
7.800% due 08/01/2031		2,300	2,892
Latam Airlines Pass-Through Trust
4.500% due 08/15/2025		4,735	4,640
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023		6,230	5,311
MCE Finance Ltd.
5.000% due 02/15/2021		5,700	5,797
Mitchells & Butlers Finance PLC
6.469% due 09/15/2032	GBP	1,700	2,670
New Albertson’s, Inc.
6.570% due 02/23/2028		$800	607
Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025		68	68
5.500% due 10/01/2021		12,300	12,807
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		433	451
OGX Austria GmbH
8.375% due 04/01/2022 ^		12,200	1
8.500% due 06/01/2018 ^		20,900	0
OI European Group BV
3.125% due 11/15/2024	EUR	300	320
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		$3,104	2,902
Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		581	606
5.500% due 02/15/2024		152	158
Petroleos de Venezuela S.A.
5.375% due 04/12/2027		17,345	6,010
5.500% due 04/12/2037		49,585	16,983
Petroleos Mexicanos
3.750% due 04/16/2026	EUR	3,900	4,116
5.125% due 03/15/2023		2,700	3,188
5.375% due 03/13/2022		$880	926
5.500% due 06/27/2044		3,546	3,147
6.375% due 02/04/2021		20,500	22,288

48	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.375% due 01/23/2045		$8,800	$8,625
6.500% due 03/13/2027		5,830	6,279
6.625% due 06/15/2035		9,900	10,286
6.625% due 06/15/2038		6,600	6,732
6.750% due 09/21/2047		7,081	7,206
Petronas Capital Ltd.
5.250% due 08/12/2019		500	533
Quintiles IMS, Inc.
3.250% due 03/15/2025	EUR	500	531
QVC, Inc.
4.450% due 02/15/2025		$100	97
5.950% due 03/15/2043		4,800	4,419
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		1,370	1,528
6.332% due 09/30/2027		500	575
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		18,600	19,158
6.875% due 02/15/2021		972	1,000
Rockies Express Pipeline LLC
6.000% due 01/15/2019		4,200	4,399
Rockwell Collins, Inc.
1.950% due 07/15/2019 (b)		130	130
2.800% due 03/15/2022 (b)		830	833
3.200% due 03/15/2024 (b)		450	450
3.500% due 03/15/2027 (b)		540	541
4.350% due 04/15/2047 (b)		270	271
Sabine Pass Liquefaction LLC
5.625% due 04/15/2023		200	217
5.750% due 05/15/2024		7,200	7,859
Schaeffler Finance BV
2.500% due 05/15/2020	EUR	4,500	4,880
SES Global Americas Holdings GP
2.500% due 03/25/2019		$100	100
SFR Group S.A.
5.625% due 05/15/2024	EUR	400	454
6.000% due 05/15/2022		$2,250	2,340
6.250% due 05/15/2024		13,200	13,332
7.375% due 05/01/2026		15,950	16,488
Smithfield Foods, Inc.
2.700% due 01/31/2020		120	120
3.350% due 02/01/2022		10	10
4.250% due 02/01/2027		150	152
Spirit Issuer PLC
6.582% due 12/28/2027	GBP	200	275
Sprint Spectrum Co. LLC
3.360% due 03/20/2023		$300	301
Symantec Corp.
5.000% due 04/15/2025		185	190
T-Mobile USA, Inc.
4.000% due 04/15/2022		420	429
6.250% due 04/01/2021		12,500	12,891
Team Health Holdings, Inc.
6.375% due 02/01/2025		7	7
Tech Data Corp.
3.700% due 02/15/2022		114	115
4.950% due 02/15/2027		294	297
Telefonica Emisiones S.A.U.
4.103% due 03/08/2027		710	716
5.213% due 03/08/2047		750	765
Time Warner Cable LLC
5.000% due 02/01/2020		200	213
Time Warner, Inc.
3.800% due 02/15/2027		479	475
Transocean, Inc.
9.000% due 07/15/2023		2,742	2,941
Unitymedia Hessen GmbH & Co. KG
5.625% due 04/15/2023	EUR	2,240	2,540
UPC Holding BV
6.375% due 09/15/2022		800	898
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		$1,300	4
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020		4,200	3,775
6.500% due 03/15/2022		450	464
7.000% due 03/15/2024		867	892

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	400	$507
Volkswagen Group of America Finance LLC
1.520% due 05/22/2018		$900	900
1.650% due 05/22/2018		500	499
WellCare Health Plans, Inc.
5.250% due 04/01/2025		503	520
Wind Acquisition Finance S.A.
4.000% due 07/15/2020	EUR	3,300	3,582
7.375% due 04/23/2021		$13,600	14,178
Wyndham Worldwide Corp.
4.150% due 04/01/2024		168	170
4.500% due 04/01/2027		188	190
Wynn Las Vegas LLC
4.250% due 05/30/2023		300	296
Yellowstone Energy LP
5.750% due 12/31/2026		3,291	3,298

			437,130

UTILITIES 5.3%
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034		1,877	626
CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020		310	309
CNOOC Finance Ltd.
3.000% due 05/09/2023		3,000	2,931
CNOOC Nexen Finance ULC
4.250% due 04/30/2024		200	209
Duquesne Light Holdings, Inc.
6.400% due 09/15/2020		20	22
Enable Midstream Partners LP
2.400% due 05/15/2019		50	50
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		17,300	17,512
6.000% due 11/27/2023		400	433
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020		7,800	7,936
6.510% due 03/07/2022		10,000	11,093
8.146% due 04/11/2018		2,900	3,073
8.625% due 04/28/2034		5,600	7,334
9.250% due 04/23/2019		200	225
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		100	103
Majapahit Holding BV
7.750% due 01/20/2020		6,310	7,135
8.000% due 08/07/2019		6,900	7,762
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		9,939	5,491
Pedernales Electric Cooperative, Inc.
5.952% due 11/15/2022		334	362
Petrobras Global Finance BV
5.375% due 01/27/2021		20,200	20,853
6.125% due 01/17/2022		576	605
6.875% due 01/20/2040		150	144
7.250% due 03/17/2044		200	199
7.375% due 01/17/2027		950	1,007
8.375% due 05/23/2021		20,745	23,520
8.750% due 05/23/2026		1,748	2,028
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		528	557
Sinopec Group Overseas Development Ltd.
2.500% due 04/28/2020		310	309
Sprint Capital Corp.
6.900% due 05/01/2019		2,610	2,793
Sprint Communications, Inc.
7.000% due 08/15/2020		740	796
8.375% due 08/15/2017		4,700	4,809
Telecom Italia SpA
7.375% due 12/15/2017	GBP	3,500	4,569
Terraform Global Operating LLC
9.750% due 08/15/2022		$6,600	7,433
Verizon Communications, Inc.
2.137% due 03/16/2022		840	848

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.125% due 03/16/2022	$1,690	$1,698
4.125% due 03/16/2027	2,530	2,579
5.250% due 03/16/2037	1,690	1,751
5.500% due 03/16/2047	960	1,010

		150,114

Total Corporate Bonds & Notes (Cost $1,223,379)		1,184,274

MUNICIPAL BONDS & NOTES 0.8%

CALIFORNIA 0.0%
California State Public Works Board Revenue Notes, Series 2011
5.786% due 12/01/2021	250	271

ILLINOIS 0.2%
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044	280	251
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	800	809
7.750% due 01/01/2042	2,475	2,548
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	470	480
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	1,565	1,429

		5,517

TEXAS 0.6%
Texas Public Finance Authority Revenue Notes, Series 2014
5.250% due 07/01/2017	11,865	11,867
8.250% due 07/01/2024	3,500	3,718

		15,585

Total Municipal Bonds & Notes (Cost $21,085)		21,373

U.S. GOVERNMENT AGENCIES 7.2%
Fannie Mae
1.428% due 10/18/2030	3	3
3.500% due 02/01/2045 - 01/01/2046	14,346	14,688
3.668% due 09/25/2040 (a)	1,143	117
4.818% due 09/25/2037 (a)	1,558	224
5.000% due 11/01/2035	73	80
6.500% due 06/25/2028	66	73
6.850% due 12/18/2027	41	46
Fannie Mae, TBA
3.000% due 05/01/2047	38,000	37,617
3.500% due 04/01/2047 - 05/01/2047	144,900	147,988
Freddie Mac
1.412% due 09/15/2030	11	11
1.796% due 02/25/2045	14	15
1.814% due 10/25/2044	85	86
2.014% due 07/25/2044	145	146
2.863% due 05/01/2023	5	5
6.500% due 07/25/2043	7	8
Ginnie Mae
2.000% due 03/20/2026	12	12
2.125% due 05/20/2026 - 07/20/2026	26	27
2.250% due 11/20/2023 - 11/20/2027	31	32
6.112% due 09/16/2042	811	819
9.250% due 06/20/2021	1	1
New Valley Generation
7.299% due 03/15/2019	177	186
Small Business Administration
4.340% due 03/01/2024	40	42
5.080% due 11/01/2022	87	92
5.130% due 09/01/2023	6	6
6.900% due 12/01/2020	44	46
7.190% due 12/01/2019	19	19

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	49

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.300% due 05/01/2017	$2	$2
Vendee Mortgage Trust
6.000% due 12/15/2030	250	255

Total U.S. Government Agencies (Cost $201,996)		202,646

U.S. TREASURY OBLIGATIONS 17.6%
U.S. Treasury Bonds
2.250% due 08/15/2046	6,300	5,330
2.500% due 02/15/2045 (l)	2,900	2,606
2.750% due 08/15/2042	1,800	1,716
2.750% due 11/15/2042	5,150	4,904
3.000% due 05/15/2042 (n)	4,000	3,999
3.125% due 02/15/2042 (n)	3,450	3,530
3.125% due 02/15/2043	23,500	23,967
3.750% due 11/15/2043	1,500	1,707
4.375% due 05/15/2040 (l)	10,150	12,603
4.625% due 02/15/2040 (l)	4,700	6,037
6.125% due 11/15/2027	5,350	7,199
6.250% due 05/15/2030	7,950	11,269
U.S. Treasury Notes
1.125% due 08/31/2021 (l)	57,300	55,517
1.375% due 08/31/2023 (l)(n)	20,700	19,723
1.875% due 01/31/2022 (j)	143,700	143,391
2.000% due 02/15/2025 (l)(n)	1,900	1,858
2.000% due 08/15/2025 (l)(n)	29,800	29,017
2.125% due 08/15/2021 (l)(n)	141,000	142,675
2.125% due 02/29/2024 (n)	17,100	17,006

Total U.S. Treasury Obligations (Cost $504,487)		494,054

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.7%
Adjustable Rate Mortgage Trust
3.104% due 01/25/2036 ^	334	308
3.118% due 01/25/2035	897	906
American Home Mortgage Assets Trust
1.172% due 05/25/2046 ^	363	280
1.192% due 10/25/2046	887	593
American Home Mortgage Investment Trust
3.112% due 12/25/2035	849	545
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051	1,593	1,602
5.894% due 02/10/2051	2,292	2,307
Banc of America Funding Trust
1.482% due 06/26/2035	790	767
3.213% due 09/20/2035 ^	147	127
3.673% due 03/20/2036	88	82
5.500% due 01/25/2036	168	173
6.000% due 07/25/2037 ^	506	395
6.000% due 08/25/2037 ^	300	263
Banc of America Mortgage Trust
3.446% due 11/20/2046 ^	2,516	2,094
3.449% due 02/25/2036 ^	32	29
3.490% due 11/25/2034	59	58
5.500% due 12/25/2020	89	90
5.500% due 11/25/2035 ^	96	94
6.000% due 10/25/2036 ^	275	235
BB-UBS Trust
2.892% due 06/05/2030	12,800	12,714
Bear Stearns Adjustable Rate Mortgage Trust
2.935% due 02/25/2033	4	4
3.121% due 08/25/2035	1,614	1,479
3.260% due 03/25/2035	8,339	8,412
3.288% due 02/25/2036 ^	981	836
3.346% due 01/25/2035	25	25
3.362% due 01/25/2034	14	14
3.460% due 01/25/2035	706	691
3.552% due 01/25/2034	3	3
3.629% due 02/25/2033	7	6
Bear Stearns ALT-A Trust
1.322% due 08/25/2036 ^	1,374	1,269
3.135% due 11/25/2036 ^	4,202	3,432
3.140% due 08/25/2036 ^	438	308
3.176% due 11/25/2036	267	239
3.272% due 09/25/2035	972	839

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.387% due 03/25/2036 ^		$416	$322
3.404% due 05/25/2035		245	240
3.404% due 11/25/2036 ^		231	210
Chase Mortgage Finance Trust
5.500% due 11/25/2035		877	856
5.500% due 07/25/2037 ^		2,043	1,653
Citigroup Global Markets Mortgage Securities, Inc.
1.482% due 05/25/2032		15	14
Citigroup Mortgage Loan Trust, Inc.
2.930% due 10/25/2035		478	481
2.997% due 05/25/2035		695	652
3.040% due 05/25/2035		81	80
3.067% due 08/25/2035 ^		121	84
3.203% due 04/25/2037 ^		450	362
3.210% due 10/25/2035 ^		716	714
3.365% due 09/25/2037 ^		839	723
3.534% due 03/25/2034		27	27
3.540% due 09/25/2037 ^		448	372
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^		1,390	1,210
COBALT Commercial Mortgage Trust
5.484% due 04/15/2047		196	196
Countrywide Alternative Loan Trust
1.102% due 06/25/2036		5,783	4,866
1.162% due 04/25/2046		14,605	12,134
1.173% due 12/20/2046 ^		1,910	1,547
1.188% due 07/20/2046 ^		822	455
1.258% due 09/20/2046		478	196
1.306% due 11/20/2035		262	223
1.638% due 12/25/2035		190	172
2.998% due 10/25/2035 ^		71	59
3.530% due 02/25/2037 ^		1,881	1,712
5.500% due 11/25/2035 ^		1,341	1,113
5.500% due 12/25/2035 ^		918	780
5.500% due 01/25/2036		368	307
5.750% due 02/25/2035		785	751
5.750% due 03/25/2037 ^		204	176
6.000% due 02/25/2037 ^		4,131	2,826
6.250% due 11/25/2036 ^		1,576	1,388
6.250% due 12/25/2036 ^		778	568
6.250% due 08/25/2037 ^		5,451	4,774
Countrywide Home Loan Mortgage Pass-Through Trust
1.282% due 04/25/2046 ^		51	44
1.442% due 05/25/2035		164	137
3.076% due 04/20/2035		191	190
3.316% due 07/20/2034		214	206
3.332% due 10/19/2032		4	3
3.536% due 02/25/2034		385	383
5.500% due 01/25/2035		439	445
5.500% due 09/25/2035 ^		497	495
5.500% due 12/25/2035 ^		560	511
6.000% due 05/25/2036 ^		319	272
6.000% due 01/25/2037 ^		6,701	5,774
Countrywide Home Loan Reperforming REMIC Trust
1.322% due 06/25/2035		158	145
Credit Suisse Commercial Mortgage Trust
5.958% due 09/15/2039		7,264	7,299
Credit Suisse First Boston Mortgage Securities Corp.
2.910% due 06/25/2033		256	254
6.000% due 01/25/2036 ^		1,060	736
Credit Suisse Mortgage Capital Certificates
3.182% due 02/26/2036		855	834
3.229% due 09/26/2047		887	888
Deutsche ALT-A Securities, Inc.
1.162% due 06/25/2037 ^		1,304	1,217
3.079% due 10/25/2035		105	87
5.500% due 12/25/2035 ^		562	492
Deutsche ALT-B Securities, Inc.
6.300% due 07/25/2036 ^		229	189
Deutsche Mortgage & Asset Receiving Corp.
1.878% due 07/27/2045		228	229
Dragon Finance BV
1.722% due 07/13/2023	GBP	5,695	6,832
EMF-NL Prime BV
0.473% due 04/17/2041	EUR	1,491	1,483
Eurosail PLC
0.121% due 09/10/2044		4,400	3,726

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.644% due 06/13/2045	GBP	136	$171
1.044% due 09/13/2045		8,383	9,725
1.294% due 06/13/2045		12,054	14,423
First Horizon Asset Securities, Inc.
2.946% due 02/25/2036		$318	299
First Horizon Mortgage Pass-Through Trust
2.936% due 02/25/2035		371	370
5.750% due 02/25/2036 ^		184	161
5.750% due 05/25/2037 ^		1,233	983
GMAC Mortgage Corp. Loan Trust
3.431% due 11/19/2035		196	180
3.800% due 04/19/2036 ^		101	91
GreenPoint Mortgage Funding Trust
1.252% due 11/25/2045		63	55
Greenpoint Mortgage Pass-Through Certificates
3.674% due 10/25/2033		360	356
GSR Mortgage Loan Trust
2.707% due 06/25/2034		102	100
3.150% due 09/25/2035		80	83
3.163% due 11/25/2035		1,233	1,187
3.226% due 11/25/2035 ^		137	119
3.315% due 05/25/2034		407	405
3.324% due 05/25/2035		515	479
3.355% due 01/25/2036 ^		165	155
6.000% due 02/25/2036 ^		2,599	2,131
6.000% due 03/25/2037 ^		493	469
6.000% due 05/25/2037 ^		190	176
HarborView Mortgage Loan Trust
0.971% due 09/19/2037		798	714
1.168% due 01/19/2038		977	855
3.033% due 06/19/2036 ^		234	163
HomeBanc Mortgage Trust
1.242% due 01/25/2036		577	514
2.883% due 04/25/2037 ^		137	122
IndyMac Mortgage Loan Trust
1.048% due 06/25/2037 ^		253	183
1.222% due 07/25/2035		76	67
3.011% due 07/25/2037		169	127
3.313% due 06/25/2036		525	472
3.318% due 08/25/2036		104	81
JPMorgan Alternative Loan Trust
1.092% due 09/25/2036 ^		707	712
1.122% due 03/25/2037		1,237	945
JPMorgan Chase Commercial Mortgage Securities Trust
5.505% due 01/12/2043		13,160	13,271
JPMorgan Mortgage Trust
2.748% due 07/27/2037		1,846	1,750
3.103% due 07/25/2035		125	124
3.172% due 08/25/2035 ^		647	622
3.184% due 07/25/2035		93	92
3.263% due 04/25/2036 ^		621	573
3.561% due 04/25/2035		1,234	1,246
4.501% due 06/25/2037 ^		3,073	2,729
5.750% due 01/25/2036 ^		385	324
JPMorgan Resecuritization Trust
1.284% due 03/26/2037		215	214
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		463	470
Lehman XS Trust
1.142% due 03/25/2047 ^		810	742
1.162% due 07/25/2037 ^		784	653
MASTR Adjustable Rate Mortgages Trust
1.222% due 05/25/2037		167	105
1.322% due 05/25/2047 ^		354	172
1.378% due 01/25/2047 ^		982	702
3.267% due 08/25/2034		45	45
3.382% due 11/25/2033		35	35
MASTR Alternative Loan Trust
1.382% due 03/25/2036		565	121
Merrill Lynch Alternative Note Asset Trust
3.392% due 06/25/2037 ^		242	176
Merrill Lynch Mortgage Investors Trust
1.192% due 02/25/2036		1,971	1,889
2.543% due 10/25/2035		763	762
3.004% due 05/25/2034		340	333
3.020% due 11/25/2035		186	186

50	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.068% due 12/25/2035		$1,536	$1,422
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		564	569
5.861% due 08/12/2049		210	211
Morgan Stanley Capital Trust
5.942% due 06/11/2049		1,802	1,814
Morgan Stanley Mortgage Loan Trust
3.172% due 11/25/2037		1,534	1,308
3.263% due 07/25/2035 ^		1,373	1,188
6.000% due 10/25/2037 ^		6,403	5,388
Nomura Asset Acceptance Corp. Alternative Loan Trust
5.820% due 03/25/2047		198	197
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
1.362% due 12/25/2035		1,451	1,349
Prime Mortgage Trust
1.482% due 02/25/2035		559	524
RBSGC Structured Trust
5.500% due 11/25/2035 ^		4,275	4,132
RBSSP Resecuritization Trust
1.281% due 09/26/2034		365	350
1.281% due 04/26/2037		293	278
Residential Accredit Loans, Inc. Trust
1.082% due 05/25/2037		610	526
1.172% due 07/25/2036		273	240
1.182% due 12/25/2046 ^		376	303
1.212% due 05/25/2037 ^		115	28
3.552% due 03/25/2035 ^		477	414
3.745% due 02/25/2035 ^		148	120
4.797% due 02/25/2036 ^		165	135
6.000% due 06/25/2036 ^		162	139
6.000% due 05/25/2037 ^		136	121
6.500% due 07/25/2036		624	541
Residential Asset Securitization Trust
1.382% due 01/25/2046 ^		1,106	509
6.000% due 02/25/2036		471	362
6.250% due 09/25/2037 ^		2,262	1,624
Residential Funding Mortgage Securities, Inc. Trust
3.504% due 09/25/2035 ^		287	227
3.893% due 02/25/2036 ^		748	682
6.000% due 10/25/2036 ^		721	691
Structured Adjustable Rate Mortgage Loan Trust
1.182% due 04/25/2047		957	714
3.093% due 09/25/2036 ^		2,290	1,694
3.107% due 05/25/2036 ^		3,182	2,930
3.113% due 01/25/2035		292	275
3.300% due 09/25/2035		3,515	3,128
3.617% due 03/25/2036 ^		123	102
Structured Asset Mortgage Investments Trust
1.202% due 05/25/2036		1,717	1,477
1.242% due 05/25/2046 ^		35	25
1.638% due 09/19/2032		37	36
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.157% due 06/25/2033		302	296
3.270% due 07/25/2032		1	1
6.000% due 11/25/2034		422	431
Structured Asset Securities Corp. Trust
5.500% due 12/25/2034		120	118
Uropa Securities PLC
0.547% due 06/10/2059	GBP	13,276	15,836
0.697% due 06/10/2059		3,067	3,303
0.897% due 06/10/2059		2,399	2,609
1.097% due 06/10/2059		2,556	2,690
Wachovia Mortgage Loan Trust LLC
3.010% due 08/20/2035 ^		$940	862
3.176% due 10/20/2035		111	98
WaMu Mortgage Pass-Through Certificates Trust
1.242% due 11/25/2045		1,348	1,285
1.252% due 12/25/2045		1,108	1,053
1.302% due 08/25/2045		989	958
1.338% due 02/25/2047 ^		803	656
1.388% due 06/25/2047 ^		164	56
1.424% due 12/25/2046		386	367
1.518% due 10/25/2046 ^		1,501	1,321
1.638% due 08/25/2046		3,200	2,835

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.838% due 11/25/2042		$3	$3
1.866% due 02/27/2034		39	39
2.038% due 06/25/2042		5	5
2.038% due 08/25/2042		6	6
2.116% due 07/25/2046		1,077	1,008
2.116% due 10/25/2046		260	244
2.705% due 12/25/2036 ^		534	495
2.785% due 09/25/2033		5,227	5,275
2.880% due 09/25/2036 ^		519	489
2.897% due 02/25/2037 ^		3,985	3,578
Washington Mutual Mortgage Pass-Through Certificates Trust
1.222% due 01/25/2047 ^		781	650
1.408% due 04/25/2047 ^		91	6
1.478% due 05/25/2047 ^		120	25
2.932% due 02/25/2033		2	2
Wells Fargo Mortgage-Backed Securities Trust
1.482% due 07/25/2037 ^		241	205
2.893% due 09/25/2033		88	87
3.029% due 12/25/2034		168	166
3.073% due 06/25/2035		539	550
3.079% due 10/25/2035		460	459
3.089% due 03/25/2036		1,274	1,267
3.093% due 07/25/2036 ^		179	177
3.101% due 05/25/2036 ^		369	353
3.162% due 11/25/2037 ^		1,293	1,223
3.170% due 07/25/2036 ^		531	504
3.231% due 04/25/2035		583	588
3.294% due 04/25/2036 ^		93	88
3.304% due 04/25/2035		124	124
5.500% due 03/25/2036		1,921	1,966
5.750% due 05/25/2036 ^		686	687
6.000% due 04/25/2037 ^		820	820

Total Non-Agency Mortgage-Backed Securities (Cost $263,252)			272,379

ASSET-BACKED SECURITIES 13.2%
ACAS CLO Ltd.
2.488% due 10/25/2025		25,500	25,557
ACE Securities Corp. Home Equity Loan Trust
1.282% due 02/25/2036		634	601
Adams Mill CLO Ltd.
2.453% due 07/15/2026		5,000	5,002
Aircraft Certificate Owner Trust
7.001% due 09/20/2022		3,596	3,875
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.432% due 01/25/2036		3,222	2,817
Ares CLO Ltd.
2.220% due 04/17/2026		1,000	1,001
Argent Securities Trust
1.252% due 05/25/2036		710	259
Asset-Backed Funding Certificates Trust
1.142% due 01/25/2037		900	603
1.202% due 01/25/2037		3,853	2,599
B2R Mortgage Trust
2.567% due 06/15/2049		8,778	8,618
Bear Stearns Asset-Backed Securities Trust
1.092% due 02/25/2037		371	356
1.302% due 08/25/2036		917	917
1.472% due 09/25/2035		1,000	963
1.782% due 10/27/2032		36	34
1.982% due 10/25/2037		450	435
2.182% due 10/25/2034		300	302
2.232% due 08/25/2037		1,471	1,417
Carlyle Global Market Strategies Euro CLO Ltd.
0.690% due 08/15/2027	EUR	2,700	2,884
Carrington Mortgage Loan Trust
1.442% due 06/25/2035		$1,103	1,081
CFIP CLO Ltd.
2.492% due 04/13/2025		6,800	6,828
CIFC Funding Ltd.
2.173% due 04/16/2025		8,200	8,219
Citigroup Mortgage Loan Trust, Inc.
1.232% due 08/25/2036		3,000	2,397

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Asset-Backed Certificates
1.152% due 06/25/2047		$655	$644
1.162% due 06/25/2047		1,032	995
1.242% due 11/25/2037		4,227	3,271
1.752% due 11/25/2035		148	147
4.776% due 04/25/2036		878	766
4.815% due 07/25/2036		1,300	1,296
4.880% due 10/25/2046 ^		1,147	1,042
Countrywide Asset-Backed Certificates Trust
1.132% due 02/25/2037		581	575
1.142% due 09/25/2046		106	100
1.332% due 04/25/2036		18	18
4.817% due 08/25/2035		834	864
CPS Auto Receivables Trust
1.620% due 01/15/2020		5,080	5,075
CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^		423	213
Dryden Euro CLO BV
0.692% due 08/23/2026	EUR	4,487	4,799
1.250% due 08/23/2026		300	323
Exeter Automobile Receivables Trust
1.960% due 03/15/2021		$1,194	1,193
Fieldstone Mortgage Investment Trust
0.938% due 11/25/2036		1,368	815
First Franklin Mortgage Loan Trust
1.122% due 09/25/2036		151	148
1.222% due 10/25/2036		1,650	1,195
2.257% due 07/25/2034		651	634
First NLC Trust
1.122% due 08/25/2037		215	125
1.262% due 08/25/2037		143	85
Flagship Credit Auto Trust
1.930% due 12/15/2021		1,045	1,045
Goldentree Credit Opportunities European CLO BV
1.133% due 06/10/2025	EUR	11,000	11,754
Goldentree Loan Opportunities Ltd.
2.244% due 04/19/2026		$1,550	1,552
GSAA Home Equity Trust
1.152% due 09/25/2036		1,553	819
1.282% due 03/25/2037		359	236
GSAA Trust
1.282% due 05/25/2047		362	285
Harbourmaster CLO BV
0.111% due 05/08/2023	EUR	100	106
Highlander Euro CDO BV
0.070% due 12/14/2022		6,266	6,638
Home Equity Asset Trust
1.262% due 08/25/2036		$1,000	940
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.222% due 11/25/2036		2,000	1,383
1.422% due 03/25/2036		6,000	5,000
JPMorgan Mortgage Acquisition Trust
1.132% due 07/25/2036		1,626	826
KKR Financial CLO Ltd.
2.491% due 01/23/2026		11,600	11,628
Limerock CLO Ltd.
2.234% due 10/20/2026		900	901
Long Beach Mortgage Loan Trust
1.362% due 08/25/2045		621	588
Madison Park Funding Ltd.
1.275% due 02/26/2021		594	593
Mariner CLO LLC
2.631% due 07/23/2026		25,000	25,040
MASTR Specialized Loan Trust
1.732% due 11/25/2035		200	162
Merrill Lynch Mortgage Investors Trust
1.052% due 04/25/2047		1,669	979
1.242% due 03/25/2037		2,500	2,031
1.292% due 12/25/2036		2,916	2,852
1.302% due 03/25/2037		1,000	684
Monroe Capital BSL CLO Ltd.
2.480% due 05/22/2027		13,800	13,862

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	51

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley ABS Capital, Inc. Trust
1.072% due 01/25/2037		$728	$413
1.082% due 09/25/2036		1,951	958
1.122% due 10/25/2036		2,634	1,480
1.202% due 10/25/2036		1,596	907
2.557% due 09/25/2034		1,403	1,296
Morgan Stanley Home Equity Loan Trust
1.332% due 04/25/2037		246	160
Morgan Stanley Mortgage Loan Trust
1.342% due 04/25/2037		333	161
5.726% due 10/25/2036 ^		293	160
National Collegiate Student Loan Trust
1.252% due 09/25/2029		10,595	10,477
Navient Private Education Loan Trust
2.012% due 12/15/2025		5,449	5,465
2.412% due 01/16/2035		8,439	8,517
New Century Home Equity Loan Trust
1.312% due 02/25/2036		1,175	1,154
Northwoods Capital Ltd.
2.444% due 01/18/2024		8,000	8,008
OCP CLO Ltd.
2.473% due 07/17/2026		6,800	6,820
OneMain Financial Issuance Trust
4.100% due 03/20/2028		3,700	3,794
Option One Mortgage Loan Trust
1.202% due 01/25/2037		577	338
Palmer Square CLO Ltd.
0.000% due 10/17/2027 (b)		25,150	25,254
2.423% due 10/17/2025		25,150	25,150
Phoenix Park CLO Ltd.
0.772% due 07/29/2027	EUR	250	268
Progress Residential Trust
2.443% due 09/17/2033		$13,850	14,043
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037		946	485
Residential Asset Securities Corp. Trust
1.132% due 08/25/2036		201	199
1.142% due 06/25/2036		413	408
1.432% due 09/25/2035		346	345
2.077% due 03/25/2035		634	535
Securitized Asset-Backed Receivables LLC Trust
1.042% due 12/25/2036 ^		220	74
1.272% due 11/25/2035		547	539
1.272% due 12/25/2035		1,004	916
SG Mortgage Securities Trust
1.192% due 10/25/2036		2,000	1,310
SLM Private Education Loan Trust
2.062% due 01/15/2026		3,200	3,234
SMB Private Education Loan Trust
1.562% due 11/15/2023		7,284	7,303
2.750% due 07/15/2027		12,800	12,915
SoFi Professional Loan Program LLC
1.480% due 05/26/2031		9,514	9,487
2.082% due 10/27/2036		10,703	10,848
Soundview Home Loan Trust
1.242% due 02/25/2037		1,616	660
Specialty Underwriting & Residential Finance Trust
1.282% due 12/25/2036		1,070	922
Structured Asset Investment Loan Trust
1.132% due 09/25/2036		1,236	1,097
1.142% due 05/25/2036		1,357	1,247
1.702% due 05/25/2035		1,350	1,285
Structured Asset Securities Corp. Mortgage Loan Trust
1.352% due 04/25/2036		100	91
TICP CLO Ltd.
2.480% due 07/20/2026		11,500	11,514

Total Asset-Backed Securities (Cost $362,032)			371,229

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 12.1%
Argentine Government International Bond
3.875% due 01/15/2022	EUR	80,220	$85,101
6.250% due 04/22/2019		$3,600	3,811
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	500	558
4.900% due 09/15/2021		1,550	1,753
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017		2,600	2,815
6.369% due 06/16/2018		$1,000	1,046
6.500% due 06/10/2019		1,000	1,074
Costa Rica Government International Bond
4.250% due 01/26/2023		6,000	5,828
9.995% due 08/01/2020		500	588
Dominican Republic International Bond
6.850% due 01/27/2045		3,000	3,120
6.875% due 01/29/2026		1,500	1,650
7.450% due 04/30/2044		1,700	1,887
Ecuador Government International Bond
9.650% due 12/13/2026		5,400	5,603
El Salvador Government International Bond
7.625% due 02/01/2041		4,100	3,787
7.650% due 06/15/2035		600	560
Ghana Government International Bond
10.750% due 10/14/2030		6,900	8,123
Hungary Government International Bond
5.750% due 11/22/2023		1,600	1,811
Indonesia Government International Bond
2.625% due 06/14/2023	EUR	7,500	8,403
3.375% due 07/30/2025		7,200	8,218
3.750% due 06/14/2028		23,350	26,720
Kuwait International Government Bond
2.750% due 03/20/2022		$4,115	4,126
3.500% due 03/20/2027		14,915	15,094
Mexico Government International Bond
4.750% due 03/08/2044		32,100	31,297
Morocco Government International Bond
3.500% due 06/19/2024	EUR	10,980	12,694
4.500% due 10/05/2020		2,200	2,631
Nigeria Government International Bond
7.875% due 02/16/2032		$5,200	5,437
Panama Government International Bond
6.700% due 01/26/2036		7,100	8,981
8.875% due 09/30/2027		2,700	3,817
Peru Government International Bond
8.750% due 11/21/2033		9,400	14,241
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	389,000	3,363
4.500% due 07/03/2017		380,000	3,327
Romania Government International Bond
2.875% due 10/28/2024	EUR	4,000	4,586
3.625% due 04/24/2024		4,500	5,397
Saudi Government International Bond
4.500% due 10/26/2046		$30,000	29,635
Trinidad & Tobago Government International Bond
4.500% due 08/04/2026		3,300	3,294
Uruguay Government International Bond
5.100% due 06/18/2050		7,700	7,431
7.625% due 03/21/2036		1,100	1,434
Venezuela Government International Bond
7.000% due 03/31/2038		2,700	1,067
8.250% due 10/13/2024		7,700	3,484
Vietnam Government International Bond
4.000% due 03/12/2028		5,270	5,190

Total Sovereign Issues (Cost $339,717)			338,982

		SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR		523,343	$0

FINANCIALS 0.0%
Hipotecaria Su Casita S.A. de C.V. (c)		157,773	0

Total Common Stocks (Cost $845)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.0%

CERTIFICATES OF DEPOSIT 0.2%
Barclays Bank PLC
1.906% due 09/08/2017		$5,100	5,112

REPURCHASE AGREEMENTS (i) 0.0%
			1,237

ARGENTINA TREASURY BILLS 0.4%
2.989% due 05/26/2017 - 06/16/2017 (d)(e)(f)		10,959	10,764

MEXICO TREASURY BILLS 2.4%
6.831% due 05/25/2017 - 03/01/2018 (d)(e)	MXN	1,318,807	68,040

U.S. TREASURY BILLS 0.0%
0.726% due 04/20/2017 (d)(e)(n)		$982	982

Total Short-Term Instruments (Cost $82,998)			86,135

Total Investments in Securities (Cost $3,123,751)			3,094,961

		SHARES
INVESTMENTS IN AFFILIATES 0.7%

SHORT-TERM INSTRUMENTS 0.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.7%
PIMCO Short-Term Floating NAV Portfolio III		2,116,675	20,925

Total Short-Term Instruments (Cost $20,925)			20,925

Total Investments in Affiliates (Cost $20,925)			20,925

Total Investments 111.0% (Cost $3,144,676)			$3,115,886

Financial Derivative Instruments (k)(m) (0.4)% (Cost or Premiums, net $(30,422))			(10,744)

Other Assets and Liabilities, net (10.6)%			(298,056)

Net Assets 100.0%			$2,807,086

52	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	01/31/2021	02/11/2014	$ 5,061	$5,017	0.18%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$1,237	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(1,264)	$1,237	$1,237

Total Repurchase Agreements						$(1,264)	$1,237	$1,237

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOS	1.000%	03/27/2017	04/03/2017	$(14,300)	$(14,303)
GRE	0.950	03/13/2017	04/13/2017	(25,475)	(25,489)
JPS	1.000	03/16/2017	04/06/2017	(33,066)	(33,083)

Total Reverse Repurchase Agreements					$(72,875)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
GSC	0.770%	03/07/2017	04/07/2017	$(37,088)	$(37,109)

Total Sale-Buyback Transactions					$(37,109)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES AND U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	2.500%	04/01/2047	$ 16,100	$(15,094)	$(15,346)
U.S. Treasury Notes	1.125	09/30/2021	2,710	(2,621)	(2,622)

Total Short Sales				$(17,715)	$(17,968)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	53

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(j)	Securities with an aggregate market value of $110,462 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(14,303)	$0	$0	$(14,303)	$14,269	$(34)
GRE	0	(25,489)	0	0	(25,489)	25,645	156
JPS	0	(33,083)	0	0	(33,083)	33,051	(32)
SSB	1,237	0	0	0	1,237	(1,264)	(27)

Master Securities Forward Transaction Agreement
GSC	0	0	(37,109)	0	(37,109)	37,220	111
NOM	0	0	0	(2,622)	(2,622)	0	(2,622)

Total Borrowings and Other Financing Transactions	$1,237	$(72,875)	$(37,109)	$(2,622)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(72,875)	$0	$0	$(72,875)

Total	$0	$(72,875)	$0	$0	$(72,875)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(37,109)	0	0	(37,109)

Total	$0	$(37,109)	$0	$0	$(37,109)

Total Borrowings	$0	$(109,984)	$0	$0	$(109,984)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(109,984)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(34,806) at a weighted average interest rate of 0.076%.
(4)	Payable for sale-buyback transactions includes $(3) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2019	724	$99	$45	$0
90-Day Eurodollar March Futures	Long	03/2019	1,241	(135)	93	0
90-Day Eurodollar March Futures	Long	03/2020	513	(155)	32	0
Euro-BTP Italy Government Bond June Futures	Long	06/2017	50	10	3	(8)
Euro-Bund 10-Year Bond June Futures	Long	06/2017	43	25	14	(1)
Euro-Buxl 30-Year Bond June Futures	Short	06/2017	17	(18)	3	(6)
U.S. Treasury 5-Year Note June Futures	Long	06/2017	1,223	199	201	0
U.S. Treasury 10-Year Note June Futures	Long	06/2017	682	233	149	0

Total Futures Contracts				$258	$540	$(15)

54	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
AES Corp.	5.000%	12/20/2018	0.530%	$ 8,300	$650	$ (106)	$0	$(4)
Anadarko Petroleum Corp.	1.000	06/20/2017	0.124	4,100	10	(8)	0	0
Berkshire Hathaway, Inc.	1.000	12/20/2021	0.578	2,200	43	27	0	(1)
Ford Motor Credit Co. LLC	5.000	12/20/2018	0.257	14,100	1,174	(133)	0	(2)
Ford Motor Credit Co. LLC	5.000	12/20/2019	0.475	1,500	184	(4)	0	(1)
Jaguar Land Rover Limited	5.000	03/20/2018	0.431	EUR 8,700	434	(53)	3	0
Navient Corp.	5.000	12/20/2021	3.850	$ 4,650	232	199	0	(3)
NRG Energy, Inc.	5.000	09/20/2017	0.290	4,200	103	(62)	1	0
Sprint Communications, Inc.	5.000	12/20/2021	2.818	27,400	2,594	2,412	31	0
Volkswagen International Finance NV	1.000	12/20/2020	0.698	EUR 900	11	10	0	0
Volkswagen International Finance NV	1.000	12/20/2021	0.882	100	1	1	0	0

					$ 5,436	$2,283	$35	$(11)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-25 5-Year Index	5.000%	12/20/2020	$30,821	$2,576	$1,983	$27	$0
CDX.HY-26 5-Year Index	5.000	06/20/2021	56,133	4,937	2,243	38	0
CDX.HY-27 5-Year Index	5.000	12/20/2021	194,258	15,742	2,695	144	0
CDX.IG-26 5-Year Index	1.000	06/20/2021	32,200	668	231	10	0
CDX.IG-27 5-Year Index	1.000	12/20/2021	69,000	1,304	468	27	0
CDX.IG-28 5-Year Index	1.000	06/20/2022	2,500	42	2	1	0

				$25,269	$7,622	$247	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	12/21/2026	$	14,800	$783	$983	$0	$(25)
Receive(5)	3-Month USD-LIBOR	1.500	06/21/2027		13,400	1,148	(47)	0	(22)
Pay	3-Month ZAR-JIBAR	8.000	03/15/2022	ZAR	23,700	25	22	0	(3)
Pay	3-Month ZAR-JIBAR	8.000	03/15/2024		349,000	157	130	0	(72)
Pay	3-Month ZAR-JIBAR	8.250	03/15/2024		17,000	25	21	0	(4)
Pay	6-Month AUD-BBR-BBSW	2.750	06/17/2026	AUD	34,600	(291)	(1,599)	21	0
Pay(5)	6-Month EUR-EURIBOR	0.250	09/20/2022	EUR	126,600	(270)	82	115	0
Receive(5)	6-Month EUR-EURIBOR	1.000	09/20/2027		18,800	261	89	8	0
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027	GBP	20,000	633	134	107	0
Pay	28-Day MXN-TIIE	5.610	07/07/2021	MXN	197,100	(628)	(86)	17	0
Pay	28-Day MXN-TIIE	5.798	09/06/2021		187,800	(545)	43	17	0
Pay	28-Day MXN-TIIE	7.030	11/10/2021		626,100	(208)	59	63	0
Pay	28-Day MXN-TIIE	7.350	11/17/2021		61,900	23	23	6	0
Pay	28-Day MXN-TIIE	7.388	11/17/2021		48,300	22	22	5	0
Pay	28-Day MXN-TIIE	7.199	12/03/2021		47,000	1	1	5	0
Pay	28-Day MXN-TIIE	7.538	02/23/2022		19,200	15	15	2	0
Pay	28-Day MXN-TIIE	5.950	01/30/2026		13,100	(69)	12	3	0
Receive	28-Day MXN-TIIE	6.080	03/10/2026		32,000	(154)	29	7	0
Pay	28-Day MXN-TIIE	7.865	02/02/2027		38,100	68	70	9	0
Pay	28-Day MXN-TIIE	8.010	02/04/2027		16,200	38	38	4	0
Pay	28-Day MXN-TIIE	7.818	02/17/2027		22,500	35	35	6	0

						$1,069	$76	$395	$(126)

Total Swap Agreements						$31,774	$9,981	$677	$(137)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	55

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(l)	Securities with an aggregate market value of $47,112 and cash of $4,718 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$540	$677	$1,217	$0	$(15)	$(137)	$(152)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017		$1,783	DKK	12,214	$0	$(31)
	04/2017		277,559	EUR	258,545	0	(1,743)
	04/2017		7,075	JPY	786,728	0	(8)
	05/2017	EUR	255,243		$274,345	1,709	0
	05/2017	JPY	786,728		7,082	9	0
	05/2017	MXN	61,640		3,032	0	(235)
	07/2017	DKK	12,214		1,791	31	0
	08/2017	MXN	17,049		854	0	(39)
	12/2017	CNH	181,492		25,322	0	(626)
	01/2018	DKK	10,874		1,596	13	0
	04/2018		39,290		5,751	8	(11)
	07/2018		2,736		409	6	0
BPS	04/2017	AUD	471		354	0	(6)
	04/2017		$194	MXN	3,672	2	0
	05/2017		117	ZAR	1,483	0	(7)
	08/2017	MXN	48,700		$2,438	0	(111)
	01/2018	DKK	14,298		2,099	18	0
	03/2018	MXN	304,748		14,573	0	(927)
	04/2018	DKK	29,501		4,347	27	0
CBK	04/2017	AUD	420		321	0	0
	04/2017	EUR	4,122		4,363	0	(34)
	04/2017		$5,613	EUR	5,272	11	0
	05/2017		151	ZAR	1,938	0	(7)
DUB	04/2017		6,782	RUB	405,387	393	0
	12/2017	CNH	1,268		$177	0	(5)
FBF	04/2017	DKK	2,802		406	4	0
	08/2017	MXN	56,293		2,818	0	(128)
GLM	04/2017	DKK	12,110		1,723	0	(13)
	04/2017	EUR	14,561		15,385	0	(149)
	04/2017	GBP	1,584		1,946	0	(39)

56	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2017		$9,462	EUR	8,908	$41	$0
	04/2017		103,440	GBP	83,246	859	0
	04/2017		19,104	MXN	392,843	1,836	0
	05/2017	GBP	83,246		$103,510	0	(857)
	05/2017	ZAR	12,890		964	19	(11)
	01/2018	DKK	4,971		720	0	(3)
	01/2018	MXN	27,300		1,333	0	(66)
	04/2018	DKK	138,640		20,476	192	(20)
HUS	04/2017	EUR	523		554	0	(4)
	04/2017	JPY	786,728		7,006	0	(61)
	05/2017		$292	ZAR	3,930	0	(1)
	06/2017		4,949	PEN	16,417	65	0
	04/2018	DKK	9,459		$1,408	23	0
JPM	04/2017	EUR	4,843		5,235	68	0
	04/2017		$471	MXN	9,243	22	0
	05/2017		375	ZAR	4,813	0	(18)
	08/2017	TRY	395		$103	0	(2)
	04/2018	DKK	3,575		524	0	0
MSB	04/2017	GBP	77,692		97,437	96	0
	01/2018	DKK	1,323		196	3	0
NGF	06/2017	MXN	18,176		898	0	(64)
	07/2017		18,176		894	0	(63)
	08/2017		27,189		1,327	0	(93)
	11/2017		90,486		4,388	0	(274)
SCX	04/2017	GBP	4,990		6,101	0	(151)
	04/2017		$1,238	GBP	1,020	40	0
SOG	05/2017		12,186	CNH	84,844	116	0
	08/2017	MXN	17,049		$854	0	(38)
TOR	08/2017		632,000		31,501	0	(1,575)
UAG	04/2017	EUR	248,676		263,804	0	(1,483)
	06/2017		$310	THB	10,897	7	0
	12/2017	CNH	2,302		$321	0	(8)

Total Forward Foreign Currency Contracts						$5,618	$(8,911)

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
Notional Amount in $	$ 286,844	$ 0	$ 0	$ (241,144)	$ (45,700)	$ 0
Notional Amount in EUR	EUR 151,900	EUR 42,800	EUR (31,200)	EUR (139,900)	EUR (23,600)	EUR 0
Premiums	$ (1,552)	$ (57)	$ 61	$ 1,205	$ 343	$ 0

As of March 31, 2017, there were no open written options.

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	CenturyLink, Inc.	(0.595)%	06/20/2017	0.238%	$	5,000	$0	$(5)	$0	$(5)
UAG	CSX Corp.	(0.880)	06/20/2017	0.047		5,000	0	(11)	0	(11)

							$0	$(16)	$0	$(16)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	57

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Anheuser-Busch InBev S.A.	1.000%	12/20/2017	0.214%	EUR	1,000	$5	$1	$6	$0
	Argentine Republic Government International Bond	5.000	12/20/2021	3.369	$	3,600	89	169	258	0
	Colombia Government International Bond	1.000	06/20/2021	1.009		200	(6)	6	0	0
	Colombia Government International Bond	1.000	12/20/2021	1.193		25,500	(1,031)	821	0	(210)
	Deutsche Bank AG	1.000	12/20/2017	0.355	EUR	80	(1)	1	0	0
	Mexico Government International Bond	1.000	12/20/2018	0.432	$	25,550	(94)	353	259	0
	Royal Bank of Scotland PLC	1.000	12/20/2021	0.874	EUR	300	(1)	3	2	0
	Russia Government International Bond	1.000	12/20/2021	1.494	$	41,900	(1,508)	603	0	(905)
BPS	Banco Espirito Santo S.A.	5.000	12/20/2021	9.034	EUR	600	(172)	86	0	(86)
	Brazil Government International Bond	1.000	03/20/2018	0.540	$	3,700	(45)	63	18	0
	Colombia Government International Bond	1.000	06/20/2021	1.009		600	(19)	19	0	0
	Colombia Government International Bond	1.000	12/20/2021	1.193		8,300	(292)	224	0	(68)
	Credit Suisse Group Finance	1.000	06/20/2017	0.277	EUR	3,500	0	7	7	0
	Deutsche Bank AG	1.000	12/20/2017	0.355		480	(9)	12	3	0
	Petrobras Global Finance BV	1.000	12/20/2021	2.820	$	200	(31)	15	0	(16)
	Petroleos Mexicanos	1.000	06/20/2021	1.978		5,000	(451)	259	0	(192)
	South Africa Government International Bond	1.000	06/20/2017	0.257		1,600	(45)	48	3	0
	Turkey Government International Bond	1.000	12/20/2019	1.347		38,945	(1,751)	1,408	0	(343)
BRC	Brazil Government International Bond	1.000	03/20/2023	2.506		2,800	(151)	(73)	0	(224)
	Colombia Government International Bond	1.000	06/20/2021	1.009		300	(10)	10	0	0
	Colombia Government International Bond	1.000	12/20/2021	1.193		18,300	(648)	497	0	(151)
	Indonesia Government International Bond	1.000	06/20/2022	1.273		21,700	(2,593)	2,313	0	(280)
	Petroleos Mexicanos	1.000	06/20/2021	1.978		10,000	(901)	518	0	(383)
	Petroleos Mexicanos	1.000	12/20/2021	2.213		700	(67)	30	0	(37)
	Philippines Government International Bond	1.000	06/20/2021	0.636		600	(17)	26	9	0
	Russia Government International Bond	1.000	06/20/2022	1.655		9,100	(319)	33	0	(286)
	Seagate Technology HDD Holdings	5.000	03/20/2018	0.081		800	55	(15)	40	0
	Seagate Technology HDD Holdings	5.000	06/20/2018	0.088		400	24	1	25	0
	South Africa Government International Bond	1.000	06/20/2017	0.257		3,360	(123)	130	7	0
	South Africa Government International Bond	1.000	09/20/2017	0.285		360	(13)	14	1	0
	Springleaf Finance Corp.	5.000	12/20/2021	3.600		2,300	(103)	240	137	0
CBK	Deutsche Bank AG	1.000	12/20/2017	0.355	EUR	1,500	(27)	35	8	0
	Deutsche Bank AG	1.000	12/20/2017	0.659		200	(18)	19	1	0
	Mexico Government International Bond	1.000	12/20/2018	0.432	$	14,075	(49)	191	142	0
	Royal Bank of Scotland PLC	1.000	12/20/2018	1.052	EUR	800	(20)	20	0	0
	Royal Bank of Scotland PLC	1.000	12/20/2021	0.874		300	(1)	3	2	0
	Shire Acquisitions Investments Ireland DAC	1.000	12/20/2021	1.181		1,200	(45)	35	0	(10)
	South Africa Government International Bond	1.000	06/20/2017	0.257	$	1,300	(35)	38	3	0
	South Africa Government International Bond	1.000	09/20/2017	0.285		1,050	(18)	22	4	0
	Turkey Government International Bond	1.000	03/20/2020	1.449		16,600	(769)	561	0	(208)
DUB	Colombia Government International Bond	1.000	06/20/2021	1.009		100	(3)	3	0	0
	Colombia Government International Bond	1.000	12/20/2021	1.193		17,900	(629)	482	0	(147)
	Export-Import Bank of China	1.000	09/20/2017	0.157		500	(19)	21	2	0
	Gazprom S.A.	1.490	09/20/2017	0.332		5,000	0	30	30	0
	Indonesia Government International Bond	1.000	12/20/2018	0.420		12,286	(488)	615	127	0
	Petroleos Mexicanos	1.000	06/20/2021	1.978		12,700	(1,137)	650	0	(487)
	Petroleos Mexicanos	1.000	12/20/2021	2.213		700	(66)	29	0	(37)
	South Africa Government International Bond	1.000	06/20/2017	0.257		1,320	(46)	49	3	0
FBF	Citigroup, Inc.	1.000	03/20/2018	0.197		9,600	(37)	116	79	0
	South Africa Government International Bond	1.000	12/20/2020	1.578		2,150	(83)	40	0	(43)
	Univision Communications, Inc.	5.000	09/20/2019	1.332		1,000	(110)	200	90	0
GST	Mexico Government International Bond	1.000	06/20/2022	1.298		21,350	(340)	37	0	(303)
	Petrobras Global Finance BV	1.000	06/20/2021	2.543		1,000	(174)	114	0	(60)
	Petrobras Global Finance BV	1.000	12/20/2021	2.820		9,200	(1,642)	922	0	(720)
	Petroleos Mexicanos	1.000	12/20/2021	2.213		5,700	(527)	228	0	(299)
	South Africa Government International Bond	1.000	09/20/2017	0.285		675	(19)	22	3	0
	South Africa Government International Bond	1.000	03/20/2020	1.254		15,000	(921)	817	0	(104)
	Springleaf Finance Corp.	5.000	12/20/2021	3.600		1,100	(37)	103	66	0
	Univision Communications, Inc.	5.000	09/20/2019	1.332		4,150	(456)	832	376	0
HUS	Brazil Government International Bond	1.000	03/20/2023	2.506		50	(3)	(1)	0	(4)
	Colombia Government International Bond	1.000	06/20/2021	1.009		200	(6)	6	0	0
	Colombia Government International Bond	1.000	12/20/2021	1.193		19,500	(804)	643	0	(161)
	Mexico Government International Bond	1.000	06/20/2022	1.298		9,150	(146)	16	0	(130)
	South Africa Government International Bond	1.000	06/20/2017	0.257		13,085	(437)	464	27	0
	South Africa Government International Bond	1.000	09/20/2017	0.285		2,131	(40)	48	8	0

58	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	South Africa Government International Bond	1.000%	03/20/2023	2.404%	$	750	$(78)	$22	$0	$(56)
	Turkey Government International Bond	1.000	12/20/2019	1.347		30,200	(1,352)	1,086	0	(266)
JPM	Banco Espirito Santo S.A.	5.000	12/20/2021	9.034	EUR	400	(111)	54	0	(57)
	Colombia Government International Bond	1.000	06/20/2021	1.009	$	100	(3)	3	0	0
	Deutsche Bank AG	1.000	12/20/2017	0.355	EUR	700	(10)	14	4	0
	Philippines Government International Bond	1.000	09/20/2017	0.150	$	1,160	(23)	28	5	0
	Philippines Government International Bond	1.000	06/20/2021	0.636		36,000	(866)	1,412	546	0
	Royal Bank of Scotland PLC	1.000	12/20/2021	0.874	EUR	400	1	2	3	0
	Springleaf Finance Corp.	5.000	12/20/2021	3.600	$	1,000	(39)	99	60	0
MYC	Banco Espirito Santo S.A.	5.000	12/20/2021	9.034	EUR	100	(27)	13	0	(14)
	Philippines Government International Bond	2.440	09/20/2017	0.150	$	300	0	3	3	0
	South Africa Government International Bond	1.000	12/20/2020	1.578		4,500	(147)	56	0	(91)
NGF	Saudi Arabia Government International Bond	1.000	06/20/2021	0.753		3,500	(92)	128	36	0
	South Africa Government International Bond	1.000	06/20/2021	1.753		21,200	(1,305)	678	0	(627)
	Turkey Government International Bond	1.000	12/20/2021	2.177		600	(55)	24	0	(31)
SOG	Deutsche Bank AG	1.000	12/20/2017	0.355	EUR	300	(4)	6	2	0
UAG	Philippines Government International Bond	1.000	09/20/2017	0.150	$	709	(20)	23	3	0
	South Africa Government International Bond	1.000	06/20/2017	0.257		1,305	(39)	42	3	0
	South Africa Government International Bond	1.000	12/20/2021	1.977		18,900	(1,385)	580	0	(805)

							$(24,935)	$19,505	$2,411	$(7,841)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

		Fixed Receive Rate	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
Counterparty	Index/Tranches						Asset	Liability
CBK	MCDX-27 5-Year Index	1.000%	12/20/2021	$12,700	$144	$38	$182	$0
DUB	CMBX.NA.AAA.9 Index	0.500	09/17/2058	2,800	(155)	95	0	(60)
GST	CMBX.NA.AAA.9 Index	0.500	09/17/2058	72,200	(2,775)	1,230	0	(1,545)
HUS	CDX.EM-19 5-Year Index	5.000	06/20/2018	729	62	(44)	18	0
JPM	CDX.EM-17 5-Year Index	5.000	06/20/2017	3,640	406	(386)	20	0
MEI	CMBX.NA.AAA.9 Index	0.500	09/17/2058	17,600	(712)	336	0	(376)
MYC	CMBX.NA.AAA.9 Index	0.500	09/17/2058	53,100	(2,128)	992	0	(1,136)
UAG	CMBX.NA.AAA.9 Index	0.500	09/17/2058	8,100	(329)	156	0	(173)

					$(5,487)	$2,417	$220	$(3,290)

Total Swap Agreements					$(30,422)	$21,906	$2,631	$(11,147)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(n)	Securities with an aggregate market value of $14,876 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$1,776	$0	$525	$2,301	$(2,693)	$0	$(1,120)	$(3,813)	$(1,512)	$1,693	$181
BPS	47	0	31	78	(1,051)	0	(705)	(1,756)	(1,678)	1,507	(171)
BRC	0	0	219	219	0	0	(1,361)	(1,361)	(1,142)	1,118	(24)
CBK	11	0	342	353	(41)	0	(218)	(259)	94	(70)	24
DUB	393	0	162	555	(5)	0	(731)	(736)	(181)	(230)	(411)
FBF	4	0	169	173	(128)	0	(43)	(171)	2	0	2
GLM	2,947	0	0	2,947	(1,158)	0	0	(1,158)	1,789	(1,730)	59
GST	0	0	445	445	0	0	(3,031)	(3,031)	(2,586)	2,853	267

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	59

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
HUS	$88	$0	$53	$141	$(66)	$0	$(617)	$(683)	$(542)	$560	$18
JPM	90	0	638	728	(20)	0	(57)	(77)	651	(627)	24
MEI	0	0	0	0	0	0	(376)	(376)	(376)	440	64
MSB	99	0	0	99	0	0	0	0	99	(990)	(891)
MYC	0	0	3	3	0	0	(1,241)	(1,241)	(1,238)	1,199	(39)
NGF	0	0	36	36	(494)	0	(658)	(1,152)	(1,116)	820	(296)
SCX	40	0	0	40	(151)	0	0	(151)	(111)	0	(111)
SOG	116	0	2	118	(38)	0	0	(38)	80	0	80
TOR	0	0	0	0	(1,575)	0	0	(1,575)	(1,575)	1,512	(63)
UAG	7	0	6	13	(1,491)	0	(989)	(2,480)	(2,467)	2,733	266

Total Over the Counter	$5,618	$0	$2,631	$8,249	$(8,911)	$0	$(11,147)	$(20,058)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$540	$540
Swap Agreements	0	282	0	0	395	677

	$0	$282	$0	$0	$935	$1,217

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,618	$0	$5,618
Swap Agreements	0	2,631	0	0	0	2,631

	$0	$2,631	$0	$5,618	$0	$8,249

	$0	$2,913	$0	$5,618	$935	$9,466

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$15	$15
Swap Agreements	0	11	0	0	126	137

	$0	$11	$0	$0	$141	$152

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,911	$0	$8,911
Swap Agreements	0	11,147	0	0	0	11,147

	$0	$11,147	$0	$8,911	$0	$20,058

	$0	$11,158	$0	$8,911	$141	$20,210

60	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(12,076)	$(12,076)
Swap Agreements	0	9,947	0	0	1,517	11,464

	$0	$9,947	$0	$0	$(10,559)	$(612)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,933	$0	$10,933
Written Options	0	643	0	619	0	1,262
Swap Agreements	0	10,490	0	0	0	10,490

	$0	$11,133	$0	$11,552	$0	$22,685

	$0	$21,080	$0	$11,552	$(10,559)	$22,073

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6,355	$6,355
Swap Agreements	0	8,093	0	0	982	9,075

	$0	$8,093	$0	$0	$7,337	$15,430

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,210	$0	$8,210
Purchased Options	0	0	0	173	0	173
Written Options	0	(360)	0	1,020	0	660
Swap Agreements	0	27,307	0	0	0	27,307

	$0	$26,947	$0	$9,403	$0	$36,350

	$0	$35,040	$0	$9,403	$7,337	$51,780

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$100	$118,291	$5,498	$123,889
Corporate Bonds & Notes
Banking & Finance	1,670	595,360	0	597,030
Industrials	276	433,105	3,749	437,130
Utilities	0	150,114	0	150,114
Municipal Bonds & Notes
California	0	271	0	271
Illinois	0	5,517	0	5,517
Texas	0	15,585	0	15,585
U.S. Government Agencies	0	202,646	0	202,646
U.S. Treasury Obligations	0	494,054	0	494,054
Non-Agency Mortgage-Backed Securities	0	272,379	0	272,379
Asset-Backed Securities	0	371,229	0	371,229
Sovereign Issues	0	338,982	0	338,982
Short-Term Instruments
Certificates of Deposit	0	5,112	0	5,112
Repurchase Agreements	0	1,237	0	1,237
Argentina Treasury Bills	0	10,764	0	10,764
Mexico Treasury Bills	0	68,040	0	68,040
U.S. Treasury Bills	0	982	0	982

	$2,046	$3,083,668	$9,247	$3,094,961

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$20,925	$0	$0	$20,925

Total Investments	$22,971	$3,083,668	$9,247	$3,115,886

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(15,346)	0	(15,346)
U.S. Treasury Obligations	0	(2,622)	0	(2,622)

	$0	$(17,968)	$0	$(17,968)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	540	677	0	1,217
Over the counter	0	8,249	0	8,249

	$540	$8,926	$0	$9,466

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(15)	(137)	0	(152)
Over the counter	0	(20,048)	(10)	(20,058)

	$(15)	$(20,185)	$(10)	$(20,210)

Total Financial Derivative Instruments	$525	$(11,259)	$(10)	$(10,744)

Totals	$23,496	$3,054,441	$9,237	$3,087,174

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	61

Schedule of Investments PIMCO High Yield Spectrum Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%
BWAY Corp.
6.750% due 03/02/2018		$2,875	$2,875
CDRH Parent, Inc.
9.000% due 07/01/2022		3,000	2,095
CenturyLink, Inc.
6.000% due 02/17/2018		8,000	7,958

Total Loan Participations and Assignments (Cost $13,801)			12,928

CORPORATE BONDS & NOTES 88.0%

BANKING & FINANCE 9.2%
Abe Investment Holdings, Inc.
7.000% due 10/15/2020		7,000	5,075
Alliant Holdings Intermediate LLC
8.250% due 08/01/2023		2,000	2,104
Ally Financial, Inc.
4.625% due 03/30/2025		2,000	1,998
5.125% due 09/30/2024		2,000	2,063
7.500% due 09/15/2020		2,000	2,251
8.000% due 03/15/2020		4,016	4,518
8.000% due 11/01/2031		668	797
Banco Bilbao Vizcaya Argentaria S.A.
7.000% due 02/19/2019 (f)	EUR	4,000	4,276
9.000% due 05/09/2018 (f)		$600	630
Banco Santander S.A.
6.250% due 09/11/2021 (f)	EUR	5,000	5,284
Barclays PLC
7.875% due 09/15/2022 (f)	GBP	2,000	2,603
8.000% due 12/15/2020 (f)	EUR	2,000	2,316
Blackstone CQP Holdco LP
6.500% due 03/20/2021		$3,000	3,013
BNP Paribas S.A.
7.375% due 08/19/2025 (f)		4,000	4,115
CIT Group, Inc.
5.000% due 08/15/2022		7,000	7,346
5.000% due 08/01/2023		2,000	2,090
Credit Agricole S.A.
7.875% due 01/23/2024 (f)		7,000	7,137
Credit Suisse Group AG
6.250% due 12/18/2024 (f)		1,000	1,018
7.500% due 12/11/2023 (f)		2,000	2,172
Crescent Communities LLC
8.875% due 10/15/2021		1,000	1,045
ESH Hospitality, Inc.
5.250% due 05/01/2025		4,000	4,042
FBM Finance, Inc.
8.250% due 08/15/2021		7,000	7,455
Greystar Real Estate Partners LLC
8.250% due 12/01/2022		2,000	2,168
Howard Hughes Corp.
5.375% due 03/15/2025		1,250	1,241
HUB International Ltd.
7.875% due 10/01/2021		2,000	2,090
Infinity Acquisition LLC
7.250% due 08/01/2022		5,000	4,600
Intelsat Connect Finance S.A.
12.500% due 04/01/2022		1,172	1,052
Intesa Sanpaolo SpA
5.017% due 06/26/2024		4,000	3,768
5.710% due 01/15/2026		3,000	2,912
7.700% due 09/17/2025 (f)		3,000	2,880
Jefferies Finance LLC
7.375% due 04/01/2020		2,500	2,538
Jefferies LoanCore LLC
6.875% due 06/01/2020		1,000	1,018
Lloyds Banking Group PLC
7.500% due 06/27/2024 (f)		10,000	10,601
Mercury Bondco PLC (8.250% Cash or 9.000% PIK)
8.250% due 05/30/2021 (b)	EUR	5,000	5,507

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Navient Corp.
5.000% due 10/26/2020		$2,000	$2,000
5.875% due 10/25/2024		3,000	2,812
6.125% due 03/25/2024		5,000	4,787
6.500% due 06/15/2022		1,500	1,515
8.000% due 03/25/2020		3,000	3,266
NFP Corp.
9.000% due 07/15/2021		2,500	2,651
OneMain Financial Holdings LLC
7.250% due 12/15/2021		2,500	2,631
Quicken Loans, Inc.
5.750% due 05/01/2025		2,000	1,975
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (f)		5,000	4,944
7.648% due 09/30/2031 (f)		4,000	4,740
8.000% due 08/10/2025 (f)		1,500	1,493
9.118% due 07/31/2017 (f)		350	359
SLM Corp.
5.125% due 04/05/2022 (a)		1,250	1,250
Societe Generale S.A.
7.875% due 12/18/2023 (f)		5,000	5,050
Springleaf Finance Corp.
7.750% due 10/01/2021		1,025	1,095
8.250% due 10/01/2023		3,900	4,129
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	895	1,238
UniCredit SpA
8.000% due 06/03/2024 (f)		$4,000	3,855

			163,513

INDUSTRIALS 71.7%
24 Hour Holdings LLC
8.000% due 06/01/2022		2,000	1,675
Accudyne Industries Borrower
7.750% due 12/15/2020		10,000	8,475
Adient Global Holdings Ltd.
4.875% due 08/15/2026		2,500	2,459
ADT Corp.
3.500% due 07/15/2022		2,000	1,925
4.125% due 06/15/2023		3,000	2,880
4.875% due 07/15/2032		2,500	2,000
Advanced Disposal Services, Inc.
5.625% due 11/15/2024		2,500	2,531
AECOM
5.125% due 03/15/2027		1,000	1,005
Air Medical Group Holdings, Inc.
6.375% due 05/15/2023		7,000	6,807
Albea Beauty Holdings S.A.
8.375% due 11/01/2019		1,000	1,046
Alcoa Nederland Holding BV
6.750% due 09/30/2024		500	539
7.000% due 09/30/2026		750	819
Aldesa Financial Services S.A.
7.250% due 04/01/2021	EUR	1,000	853
Alere, Inc.
6.375% due 07/01/2023		$1,500	1,532
Aleris International, Inc.
7.875% due 11/01/2020		5,000	4,962
9.500% due 04/01/2021		2,000	2,160
Alpha 3 BV
6.250% due 02/01/2025		4,000	4,060
Altice Financing S.A.
6.500% due 01/15/2022		1,000	1,050
6.625% due 02/15/2023		4,000	4,170
7.500% due 05/15/2026		1,000	1,065
Altice Finco S.A.
7.625% due 02/15/2025		1,500	1,547
8.125% due 01/15/2024		1,500	1,613
9.875% due 12/15/2020		2,200	2,322
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	1,000	1,131
7.625% due 02/15/2025		$5,000	5,303
7.750% due 05/15/2022		4,000	4,255

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Altice U.S. Finance Corp.
5.500% due 05/15/2026		$3,000	$3,090
AMC Networks, Inc.
5.000% due 04/01/2024		3,000	3,011
Anglo American Capital PLC
4.125% due 04/15/2021		1,000	1,020
4.450% due 09/27/2020		2,000	2,090
Antero Resources Corp.
5.000% due 03/01/2025		3,000	2,955
5.125% due 12/01/2022		1,000	1,018
Arconic, Inc.
5.125% due 10/01/2024		3,000	3,114
ARD Finance S.A. (7.125% Cash or 7.875% PIK)
7.125% due 09/15/2023 (b)		2,750	2,839
Ardagh Packaging Finance PLC
6.000% due 02/15/2025		2,000	2,028
7.250% due 05/15/2024		5,000	5,369
Ashland LLC
4.750% due 08/15/2022		2,000	2,077
6.875% due 05/15/2043		2,500	2,687
Associated Materials LLC
9.000% due 01/01/2024		5,000	5,325
Avaya, Inc.
7.000% due 04/01/2019 ^		2,000	1,590
Avon International Operations, Inc.
7.875% due 08/15/2022		2,000	2,120
BCD Acquisition, Inc.
9.625% due 09/15/2023		2,000	2,170
Berry Plastics Corp.
6.000% due 10/15/2022		2,825	2,998
Block Communications, Inc.
6.875% due 02/15/2025		625	664
BlueLine Rental Finance Corp.
9.250% due 03/15/2024		1,250	1,283
BMC Software Finance, Inc.
8.125% due 07/15/2021		5,000	5,062
Bombardier, Inc.
4.750% due 04/15/2019		1,500	1,528
7.500% due 03/15/2025		3,000	3,090
8.750% due 12/01/2021		4,000	4,390
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)		2,750	2,757
Boyd Gaming Corp.
6.875% due 05/15/2023		4,000	4,325
Builders FirstSource, Inc.
10.750% due 08/15/2023		750	876
Burger King Worldwide, Inc.
6.000% due 04/01/2022		4,000	4,160
BWAY Holding Co.
5.500% due 04/15/2024 (a)		1,500	1,515
Cablevision Systems Corp.
5.875% due 09/15/2022		5,000	5,056
8.000% due 04/15/2020		1,250	1,388
California Resources Corp.
8.000% due 12/15/2022		3,000	2,456
Camelot Finance S.A.
7.875% due 10/15/2024		3,000	3,187
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (b)		3,864	3,855
Carlson Travel, Inc.
9.500% due 12/15/2024		1,500	1,575
Carrizo Oil & Gas, Inc.
6.250% due 04/15/2023		3,000	3,022
Catalent Pharma Solutions, Inc.
4.750% due 12/15/2024	EUR	1,000	1,131
CCO Holdings LLC
5.125% due 02/15/2023		$2,000	2,065
5.125% due 05/01/2027		2,000	2,019
5.500% due 05/01/2026		3,000	3,112
5.750% due 09/01/2023		3,500	3,649
5.750% due 02/15/2026		5,000	5,262
5.875% due 04/01/2024		5,000	5,287

62	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Centene Corp.
5.625% due 02/15/2021		$1,500	$1,574
6.125% due 02/15/2024		1,375	1,480
Central Garden & Pet Co.
6.125% due 11/15/2023		1,000	1,060
Cequel Communications Holdings LLC
5.125% due 12/15/2021		3,000	3,060
6.375% due 09/15/2020		2,000	2,063
CeramTec Group GmbH
8.250% due 08/15/2021	EUR	5,000	5,688
Change Healthcare Holdings LLC
5.750% due 03/01/2025		$2,000	2,058
Chemours Co.
6.625% due 05/15/2023		2,000	2,130
7.000% due 05/15/2025		2,000	2,163
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		1,750	1,831
7.000% due 06/30/2024		2,000	2,212
Chesapeake Energy Corp.
6.625% due 08/15/2020		1,000	1,004
8.000% due 12/15/2022		5,000	5,256
Chobani LLC
7.500% due 04/15/2025 (a)		4,000	4,115
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		6,000	6,166
7.625% due 03/15/2020		4,500	4,526
Cliffs Natural Resources, Inc.
5.750% due 03/01/2025		875	851
CNH Industrial Capital LLC
4.875% due 04/01/2021		1,000	1,053
Codere Finance 2 Luxembourg S.A.
6.750% due 11/01/2021	EUR	1,250	1,344
CommScope Technologies LLC
6.000% due 06/15/2025		$2,000	2,105
CommScope, Inc.
5.000% due 06/15/2021		1,000	1,031
5.500% due 06/15/2024		1,500	1,557
Community Health Systems, Inc.
5.125% due 08/01/2021 (i)		1,250	1,241
6.250% due 03/31/2023		1,875	1,920
6.875% due 02/01/2022		6,000	5,160
7.125% due 07/15/2020		4,000	3,680
Concho Resources, Inc.
5.500% due 10/01/2022		1,000	1,039
5.500% due 04/01/2023		3,000	3,111
Concordia International Corp.
7.000% due 04/15/2023		3,000	593
9.500% due 10/21/2022		3,000	675
Conduent Finance, Inc.
10.500% due 12/15/2024		1,875	2,166
Constellium NV
5.750% due 05/15/2024		2,250	2,092
6.625% due 03/01/2025		1,000	968
Continental Resources, Inc.
3.800% due 06/01/2024		5,000	4,687
4.500% due 04/15/2023		3,500	3,430
4.900% due 06/01/2044		1,500	1,298
5.000% due 09/15/2022		2,000	2,028
Cooperativa Muratori & Cementisti-CMC di Ravenna SC
7.500% due 08/01/2021	EUR	2,000	2,068
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		$2,000	1
Cott Holdings, Inc.
5.500% due 04/01/2025		1,875	1,913
CPG Merger Sub LLC
8.000% due 10/01/2021		10,000	10,525
CSC Holdings LLC
5.250% due 06/01/2024		2,000	1,998
6.625% due 10/15/2025		1,000	1,090
10.125% due 01/15/2023		2,000	2,325
Darling Ingredients, Inc.
5.375% due 01/15/2022		2,000	2,077
DaVita, Inc.
5.000% due 05/01/2025		4,000	3,998
5.750% due 08/15/2022		2,000	2,077

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DBP Holding Corp.
7.750% due 10/15/2020		$4,000	$2,720
DEA Finance S.A.
7.500% due 10/15/2022	EUR	1,500	1,696
Dean Foods Co.
6.500% due 03/15/2023		$2,000	2,090
Dell, Inc.
7.100% due 04/15/2028		1,000	1,063
Diamond Finance Corp.
5.875% due 06/15/2021		1,000	1,052
7.125% due 06/15/2024		1,000	1,106
Diamond Offshore Drilling, Inc.
4.875% due 11/01/2043		1,000	730
Diamond Resorts International, Inc.
7.750% due 09/01/2023		2,125	2,231
Diamondback Energy, Inc.
4.750% due 11/01/2024		1,000	1,011
5.375% due 05/31/2025		1,250	1,288
Digicel Group Ltd.
7.125% due 04/01/2022		3,500	2,739
8.250% due 09/30/2020		1,500	1,295
Digicel Ltd.
6.000% due 04/15/2021		5,000	4,569
DISH DBS Corp.
5.000% due 03/15/2023		2,000	2,014
5.875% due 07/15/2022		3,000	3,159
5.875% due 11/15/2024		4,000	4,215
6.750% due 06/01/2021		3,000	3,246
7.750% due 07/01/2026		2,000	2,330
DJO Finance LLC
10.750% due 04/15/2020		3,750	3,066
DJO Finco, Inc.
8.125% due 06/15/2021		7,500	6,506
Dollar Tree, Inc.
5.750% due 03/01/2023		3,000	3,210
Douglas GmbH
6.250% due 07/15/2022	EUR	1,000	1,163
Dutch Lion BV (11.250% Cash or 12.000% PIK)
11.250% due 06/15/2020 (b)		4,012	2,504
Dynegy, Inc.
6.750% due 11/01/2019		$2,000	2,065
7.375% due 11/01/2022		2,000	1,990
7.625% due 11/01/2024		4,000	3,835
Eldorado Resorts, Inc.
7.000% due 08/01/2023		3,500	3,767
EMI Music Publishing Group North America Holdings, Inc.
7.625% due 06/15/2024		1,750	1,916
Endo Finance LLC
5.375% due 01/15/2023		3,500	3,038
5.750% due 01/15/2022		3,000	2,745
6.000% due 07/15/2023		3,000	2,640
6.000% due 02/01/2025		6,750	5,788
7.250% due 01/15/2022		2,000	1,900
Energy Transfer Equity LP
5.875% due 01/15/2024		3,000	3,202
7.500% due 10/15/2020		3,000	3,360
Ensco PLC
4.500% due 10/01/2024		1,000	848
5.200% due 03/15/2025		2,250	1,963
5.750% due 10/01/2044		3,000	2,265
Entertainment One Ltd.
6.875% due 12/15/2022	GBP	1,500	2,058
First Data Corp.
5.000% due 01/15/2024		$2,000	2,043
5.750% due 01/15/2024		3,000	3,106
7.000% due 12/01/2023		6,000	6,450
First Quantum Minerals Ltd.
7.000% due 02/15/2021		3,000	3,105
7.250% due 05/15/2022 (i)		2,500	2,584
7.250% due 04/01/2023		1,500	1,521
7.500% due 04/01/2025		750	759
Flex Acquisition Co., Inc.
6.875% due 01/15/2025		4,000	4,090

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FMG Resources Pty. Ltd.
6.875% due 04/01/2022		$1,517	$1,572
Freeport-McMoRan, Inc.
2.375% due 03/15/2018		2,000	1,990
3.550% due 03/01/2022		4,000	3,730
3.875% due 03/15/2023		2,250	2,080
4.000% due 11/14/2021		2,000	1,940
5.400% due 11/14/2034		5,000	4,375
Fresh Market, Inc.
9.750% due 05/01/2023		3,000	2,430
Galapagos Holding S.A.
7.000% due 06/15/2022	EUR	2,500	2,347
Gardner Denver, Inc.
6.875% due 08/15/2021		$15,000	15,562
Gates Global LLC
5.750% due 07/15/2022	EUR	3,000	3,272
6.000% due 07/15/2022		$5,000	5,112
GCP Applied Technologies, Inc.
9.500% due 02/01/2023		3,750	4,266
General Cable Corp.
5.750% due 10/01/2022		2,000	1,962
Genesys Telecommunications Laboratories, Inc.
10.000% due 11/30/2024		2,750	2,997
Greatbatch Ltd.
9.125% due 11/01/2023		4,000	4,230
Grinding Media, Inc.
7.375% due 12/15/2023		3,000	3,157
Gulfport Energy Corp.
6.000% due 10/15/2024		1,500	1,463
6.375% due 05/15/2025		3,000	2,955
6.625% due 05/01/2023		2,500	2,541
Halcon Resources Corp.
12.000% due 02/15/2022		2,000	2,345
Hanesbrands, Inc.
4.625% due 05/15/2024		2,000	1,983
HCA Holdings, Inc.
6.250% due 02/15/2021		3,000	3,246
HCA, Inc.
4.750% due 05/01/2023		5,000	5,225
5.250% due 06/15/2026		2,000	2,100
5.375% due 02/01/2025		2,500	2,606
5.875% due 03/15/2022		1,000	1,103
5.875% due 05/01/2023		3,000	3,247
6.500% due 02/15/2020		2,000	2,194
7.500% due 02/15/2022		4,000	4,585
HD Supply, Inc.
5.750% due 04/15/2024		2,250	2,372
Hearthside Group Holdings LLC
6.500% due 05/01/2022		5,000	5,031
Hema Bondco BV
8.500% due 12/15/2019	EUR	2,000	1,950
Hertz Corp.
5.500% due 10/15/2024 (i)		$1,500	1,311
5.875% due 10/15/2020		1,000	963
6.250% due 10/15/2022 (i)		1,000	955
Hexion, Inc.
6.625% due 04/15/2020		1,625	1,499
9.000% due 11/15/2020		2,250	1,710
10.375% due 02/01/2022		3,000	3,000
High Ridge Brands Co.
8.875% due 03/15/2025		1,750	1,789
Hilton Domestic Operating Co., Inc.
4.250% due 09/01/2024		2,000	1,985
HudBay Minerals, Inc.
7.250% due 01/15/2023		1,000	1,065
7.625% due 01/15/2025		1,750	1,908
iHeartCommunications, Inc.
9.000% due 03/01/2021		4,000	3,050
9.000% due 09/15/2022		1,250	944
IHO Verwaltungs GmbH
3.750% due 09/15/2026 (b)	EUR	4,000	4,345
4.500% due 09/15/2023 (b)		$2,000	1,983
4.750% due 09/15/2026 (b)		3,000	2,932

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	63

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Immucor, Inc.
11.125% due 08/15/2019		$6,000	$5,865
INEOS Group Holdings S.A.
5.375% due 08/01/2024	EUR	2,500	2,770
Informatica LLC
7.125% due 07/15/2023		$7,000	6,842
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		4,000	3,305
7.250% due 04/01/2019		2,500	2,397
7.250% due 10/15/2020		1,750	1,603
8.000% due 02/15/2024		2,000	2,125
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		868	525
8.125% due 06/01/2023		1,000	609
International Game Technology PLC
6.250% due 02/15/2022		4,000	4,290
6.500% due 02/15/2025		3,000	3,210
inVentiv Group Holdings, Inc.
7.500% due 10/01/2024		2,000	2,067
Jaguar Holding Co.
6.375% due 08/01/2023		7,500	7,856
JC Penney Corp., Inc.
5.875% due 07/01/2023		1,000	1,003
JH-Holding Finance S.A.
8.250% due 12/01/2022 (b)	EUR	2,000	2,315
KFC Holding Co.
5.250% due 06/01/2026		$2,000	2,040
Kinetic Concepts, Inc.
12.500% due 11/01/2021		9,000	10,012
Kirk Beauty One GmbH
8.750% due 07/15/2023	EUR	2,000	2,353
KLX, Inc.
5.875% due 12/01/2022		$5,000	5,175
Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023		8,500	8,670
Lamb Weston Holdings, Inc.
4.625% due 11/01/2024		1,000	1,023
4.875% due 11/01/2026		2,000	2,045
Landry’s, Inc.
6.750% due 10/15/2024		2,500	2,600
Level 3 Financing, Inc.
5.250% due 03/15/2026		3,000	3,026
LifePoint Health, Inc.
5.375% due 05/01/2024		3,000	3,058
Lion/Seneca France S.A.S.
7.875% due 04/15/2019	EUR	2,500	2,658
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023		$7,500	6,394
5.500% due 04/15/2025		1,500	1,388
5.750% due 08/01/2022		4,000	3,962
Matador Resources Co.
6.875% due 04/15/2023		1,625	1,706
McGraw-Hill Global Education Holdings LLC
7.875% due 05/15/2024		1,250	1,214
MDC Partners, Inc.
6.500% due 05/01/2024		2,500	2,397
Men’s Wearhouse, Inc.
7.000% due 07/01/2022		4,000	3,570
Mercer International, Inc.
6.500% due 02/01/2024		750	754
MGM Resorts International
6.000% due 03/15/2023		5,000	5,394
6.625% due 12/15/2021		5,000	5,550
6.750% due 10/01/2020		3,000	3,307
7.750% due 03/15/2022		5,000	5,778
Midas Intermediate Holdco LLC
7.875% due 10/01/2022		2,000	2,075
Monitchem Holdco S.A.
6.875% due 06/15/2022	EUR	2,500	2,610
MPH Acquisition Holdings LLC
7.125% due 06/01/2024		$4,000	4,310
MSCI, Inc.
4.750% due 08/01/2026		1,100	1,114

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
N&W Global Vending SpA
7.000% due 10/15/2023	EUR	3,250	$3,640
10.500% due 10/15/2023 (g)		2,000	2,298
Nature’s Bounty Co.
7.625% due 05/15/2021		$5,500	5,802
NCR Corp.
5.000% due 07/15/2022		2,000	2,040
Neiman Marcus Group Ltd. LLC
8.000% due 10/15/2021 (i)		1,500	911
Neiman Marcus Group Ltd. LLC (8.750% Cash or 9.500% PIK)
8.750% due 10/15/2021 (b)(i)		1,000	568
New Look Secured Issuer PLC
6.500% due 07/01/2022	GBP	5,000	5,529
Newfield Exploration Co.
5.625% due 07/01/2024		$5,000	5,294
5.750% due 01/30/2022		1,500	1,599
Nexstar Broadcasting, Inc.
5.625% due 08/01/2024		1,500	1,526
Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025		2,000	1,998
Noble Holding International Ltd.
4.625% due 03/01/2021		785	726
4.900% due 08/01/2020		115	114
7.750% due 01/15/2024		2,000	1,930
Novasep Holding S.A.S.
8.000% due 05/31/2019	EUR	1,628	1,668
Novelis Corp.
5.875% due 09/30/2026		$3,000	3,067
6.250% due 08/15/2024		3,000	3,135
NXP BV
4.125% due 06/01/2021		1,750	1,820
4.625% due 06/01/2023		1,750	1,857
Oasis Petroleum, Inc.
6.500% due 11/01/2021		1,000	1,008
6.875% due 03/15/2022		2,000	2,055
Open Text Corp.
5.875% due 06/01/2026		2,500	2,625
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		18,500	17,297
Pactiv LLC
7.950% due 12/15/2025		2,000	2,180
Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		1,500	1,566
5.500% due 02/15/2024		1,000	1,043
Party City Holdings, Inc.
6.125% due 08/15/2023		2,500	2,544
PDC Energy, Inc.
6.125% due 09/15/2024		1,000	1,030
Performance Food Group, Inc.
5.500% due 06/01/2024		1,000	1,025
PetSmart, Inc.
7.125% due 03/15/2023		8,000	7,620
Phosphorus Holdco PLC
10.000% due 04/01/2019 ^	GBP	2,000	75
Pilgrim’s Pride Corp.
5.750% due 03/15/2025		$2,000	2,025
Pinnacle Foods Finance LLC
4.875% due 05/01/2021		2,000	2,047
5.875% due 01/15/2024		2,000	2,095
Pinnacle Operating Corp.
9.000% due 05/15/2023		494	494
Platform Specialty Products Corp.
6.500% due 02/01/2022		3,000	3,127
Ply Gem Industries, Inc.
6.500% due 02/01/2022		7,000	7,354
Post Holdings, Inc.
5.000% due 08/15/2026		5,000	4,800
5.500% due 03/01/2025		1,000	1,003
5.750% due 03/01/2027		2,500	2,506
6.000% due 12/15/2022		1,000	1,056
7.750% due 03/15/2024		1,750	1,938
8.000% due 07/15/2025		1,000	1,128

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PQ Corp.
6.750% due 11/15/2022		$1,000	$1,068
PRA Holdings, Inc.
9.500% due 10/01/2023		7,500	8,362
Precision Drilling Corp.
5.250% due 11/15/2024		1,000	950
6.500% due 12/15/2021		1,000	1,003
6.625% due 11/15/2020		224	226
7.750% due 12/15/2023		1,500	1,586
Premier Foods Finance PLC
6.500% due 03/15/2021	GBP	3,000	3,817
Prestige Brands, Inc.
5.375% due 12/15/2021		$2,000	2,055
6.375% due 03/01/2024		2,000	2,110
Prime Security Services Borrower LLC
9.250% due 05/15/2023		5,000	5,494
PSPC Escrow Corp.
6.000% due 02/01/2023	EUR	1,000	1,101
PVH Corp.
4.500% due 12/15/2022		$2,000	2,030
Quintiles IMS, Inc.
5.000% due 10/15/2026		4,000	4,025
Quorum Health Corp.
11.625% due 04/15/2023 (i)		5,000	4,381
Rackspace Hosting, Inc.
8.625% due 11/15/2024		2,000	2,112
Radiate Holdco LLC
6.625% due 02/15/2025		2,000	1,979
Range Resources Corp.
5.000% due 08/15/2022		3,000	2,985
5.000% due 03/15/2023		2,500	2,472
Revlon Consumer Products Corp.
6.250% due 08/01/2024		1,500	1,500
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		2,000	2,060
7.000% due 07/15/2024		4,000	4,290
Rite Aid Corp.
6.125% due 04/01/2023		4,000	3,980
Riverbed Technology, Inc.
8.875% due 03/01/2023		4,250	4,367
Rivers Pittsburgh Borrower LP
6.125% due 08/15/2021		1,500	1,530
Rockies Express Pipeline LLC
5.625% due 04/15/2020		2,000	2,115
6.875% due 04/15/2040		1,250	1,309
Rowan Cos., Inc.
4.750% due 01/15/2024		2,000	1,805
4.875% due 06/01/2022		1,500	1,440
5.400% due 12/01/2042		500	378
5.850% due 01/15/2044		2,000	1,550
7.375% due 06/15/2025		1,500	1,519
RP Crown Parent LLC
7.375% due 10/15/2024		1,000	1,045
Schoeller Allibert Group BV
8.000% due 10/01/2021	EUR	3,000	3,444
Schumann SpA
7.000% due 07/31/2023		750	815
Scientific Games International, Inc.
6.250% due 09/01/2020		$1,900	1,810
10.000% due 12/01/2022		5,000	5,350
Sealed Air Corp.
5.250% due 04/01/2023		2,000	2,110
Sensata Technologies BV
4.875% due 10/15/2023		3,000	3,017
5.000% due 10/01/2025		1,750	1,772
5.625% due 11/01/2024		1,500	1,569
Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026		2,500	2,662
Sequa Corp.
7.000% due 12/15/2017		2,400	1,284
ServiceMaster Co. LLC
5.125% due 11/15/2024		3,250	3,339
7.450% due 08/15/2027		3,000	3,292

64	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SFR Group S.A.
6.000% due 05/15/2022		$4,000	$4,160
6.250% due 05/15/2024		5,000	5,050
7.375% due 05/01/2026		5,000	5,169
Shearer’s Foods LLC
9.000% due 11/01/2019		2,000	2,087
SIG Combibloc Holdings S.C.A.
7.750% due 02/15/2023	EUR	5,000	5,707
Signode Industrial Group Lux S.A.
6.375% due 05/01/2022		$6,000	6,184
Silversea Cruise Finance Ltd.
7.250% due 02/01/2025		500	529
Simmons Foods, Inc.
7.875% due 10/01/2021		4,000	4,210
Sinclair Television Group, Inc.
5.625% due 08/01/2024		2,000	2,030
5.875% due 03/15/2026		1,000	1,029
SiTV LLC
10.375% due 07/01/2019		3,000	1,815
Snai SpA
6.375% due 11/07/2021 (i)	EUR	1,500	1,698
Solera LLC
10.500% due 03/01/2024		$2,500	2,868
Sophia LP
9.000% due 09/30/2023		6,750	7,121
Southwestern Energy Co.
4.100% due 03/15/2022		3,000	2,812
5.800% due 01/23/2020		3,000	3,043
6.700% due 01/23/2025		2,000	1,990
Spectrum Brands, Inc.
5.750% due 07/15/2025		2,000	2,125
6.625% due 11/15/2022		3,500	3,706
Springs Industries, Inc.
6.250% due 06/01/2021		2,000	2,065
Standard Industries, Inc.
5.000% due 02/15/2027		1,750	1,719
5.375% due 11/15/2024		4,000	4,072
6.000% due 10/15/2025		4,000	4,150
Sterigenics-Nordion Holdings LLC
6.500% due 05/15/2023		5,000	5,125
Sterigenics-Nordion Topco LLC
8.125% due 11/01/2021 (b)		6,000	6,165
Swissport Investments S.A.
9.750% due 12/15/2022	EUR	1,500	1,751
Syniverse Foreign Holdings Corp.
9.125% due 01/15/2022		$2,557	2,480
Syniverse Holdings, Inc.
9.125% due 01/15/2019		443	415
T-Mobile USA, Inc.
6.375% due 03/01/2025		1,500	1,620
6.500% due 01/15/2026		3,000	3,292
6.625% due 04/01/2023		2,500	2,674
6.836% due 04/28/2023		2,250	2,413
Team Health Holdings, Inc.
6.375% due 02/01/2025		5,000	4,912
Teck Resources Ltd.
3.750% due 02/01/2023		3,250	3,169
4.500% due 01/15/2021		3,000	3,125
5.400% due 02/01/2043		500	479
6.000% due 08/15/2040		1,000	1,013
6.125% due 10/01/2035		4,000	4,150
TEGNA, Inc.
4.875% due 09/15/2021		750	763
5.500% due 09/15/2024		1,000	1,028
Teine Energy Ltd.
6.875% due 09/30/2022		3,550	3,639
Tempur Sealy International, Inc.
5.500% due 06/15/2026		3,500	3,460
Tenet Healthcare Corp.
5.000% due 03/01/2019		5,000	5,033
6.750% due 06/15/2023 (i)		4,000	3,940
8.125% due 04/01/2022		6,000	6,285
Terex Corp.
6.500% due 04/01/2020		2,000	2,033

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TES Finance PLC
6.750% due 07/15/2020	GBP	1,500	$1,658
Tesco PLC
5.125% due 04/10/2047	EUR	2,500	2,704
Tesoro Logistics LP
6.250% due 10/15/2022		$2,500	2,653
TI Group Automotive Systems LLC
8.750% due 07/15/2023		4,000	4,263
TransDigm, Inc.
6.000% due 07/15/2022		3,000	3,047
6.375% due 06/15/2026		2,000	2,006
6.500% due 07/15/2024		5,000	5,075
6.500% due 05/15/2025		3,000	3,034
Transocean, Inc.
5.550% due 10/15/2022		1,000	946
6.800% due 03/15/2038 (i)		4,000	3,310
7.500% due 04/15/2031		2,500	2,262
9.000% due 07/15/2023		4,000	4,290
TreeHouse Foods, Inc.
6.000% due 02/15/2024		2,000	2,105
Triumph Group, Inc.
4.875% due 04/01/2021		2,000	1,940
Tullow Oil PLC
6.000% due 11/01/2020		3,000	2,911
U.S. Concrete, Inc.
6.375% due 06/01/2024		3,000	3,120
U.S. Foods, Inc.
5.875% due 06/15/2024		2,500	2,606
United Rentals North America, Inc.
5.500% due 07/15/2025		4,000	4,135
7.625% due 04/15/2022		896	935
Unitymedia GmbH
3.750% due 01/15/2027	EUR	4,000	4,296
6.125% due 01/15/2025		$3,000	3,172
Unitymedia Hessen GmbH & Co. KG
4.000% due 01/15/2025	EUR	2,000	2,223
5.000% due 01/15/2025		$2,000	2,055
Univar USA, Inc.
6.750% due 07/15/2023		2,500	2,606
Univision Communications, Inc.
5.125% due 05/15/2023		3,000	3,000
5.125% due 02/15/2025		5,000	4,937
6.750% due 09/15/2022		2,618	2,756
UPCB Finance Ltd.
5.375% due 01/15/2025		4,000	4,045
Valeant Pharmaceuticals International, Inc.
4.500% due 05/15/2023	EUR	3,500	2,759
5.500% due 03/01/2023		$2,000	1,550
5.625% due 12/01/2021		5,000	4,050
5.875% due 05/15/2023		2,000	1,563
6.125% due 04/15/2025		2,000	1,548
6.375% due 10/15/2020		2,000	1,820
6.500% due 03/15/2022		500	516
6.750% due 08/15/2021		3,000	2,602
7.000% due 10/01/2020		1,500	1,373
7.000% due 03/15/2024		2,000	2,058
7.250% due 07/15/2022		3,000	2,572
7.500% due 07/15/2021		2,000	1,760
VeriSign, Inc.
4.625% due 05/01/2023		2,500	2,541
Verisure Holding AB
6.000% due 11/01/2022	EUR	1,700	1,965
Virgin Media Finance PLC
5.750% due 01/15/2025		$2,000	2,013
6.000% due 10/15/2024		3,000	3,120
Virgin Media Secured Finance PLC
4.875% due 01/15/2027	GBP	2,000	2,531
5.250% due 01/15/2026		$2,500	2,525
6.250% due 03/28/2029	GBP	1,000	1,361
Vizient, Inc.
10.375% due 03/01/2024		$4,000	4,575
Watco Cos. LLC
6.375% due 04/01/2023		3,000	3,060
Wave Holdco LLC (8.250% Cash or 9.000% PIK)
8.250% due 07/15/2019 (b)		3,631	3,663

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Weatherford International Ltd.
4.500% due 04/15/2022 (i)		$1,250	$1,203
7.000% due 03/15/2038		1,750	1,702
7.750% due 06/15/2021		1,500	1,624
8.250% due 06/15/2023 (i)		1,000	1,090
Welbilt, Inc.
9.500% due 02/15/2024		2,150	2,489
Welltec A/S
8.000% due 02/01/2019		1,500	1,511
Whiting Petroleum Corp.
5.000% due 03/15/2019		2,000	2,005
5.750% due 03/15/2021 (i)		4,000	3,995
6.250% due 04/01/2023 (i)		2,000	2,000
Williams Cos., Inc.
4.550% due 06/24/2024		5,000	5,062
Wind Acquisition Finance S.A.
4.750% due 07/15/2020		1,000	1,021
7.000% due 04/23/2021	EUR	3,000	3,324
7.375% due 04/23/2021		$2,000	2,085
Wittur International Holding GmbH
8.500% due 02/15/2023	EUR	5,000	5,410
WPX Energy, Inc.
6.000% due 01/15/2022		$1,000	1,025
7.500% due 08/01/2020		1,000	1,065
8.250% due 08/01/2023		1,500	1,676
Wynn Las Vegas LLC
5.375% due 03/15/2022		2,000	2,053
5.500% due 03/01/2025		4,000	4,075
Yum! Brands, Inc.
6.875% due 11/15/2037		1,750	1,811
Zayo Group LLC
5.750% due 01/15/2027		1,500	1,586
Zekelman Industries, Inc.
9.875% due 06/15/2023		5,000	5,600
ZF North America Capital, Inc.
4.750% due 04/29/2025		5,000	5,194
Ziggo Bond Finance BV
6.000% due 01/15/2027		2,000	1,995
Ziggo Secured Finance BV
5.500% due 01/15/2027		5,000	5,012

			1,267,101

UTILITIES 7.1%
AES Corp.
6.000% due 05/15/2026		2,000	2,080
8.000% due 06/01/2020		1,684	1,941
Alta Mesa Holdings LP
7.875% due 12/15/2024		1,000	1,045
Blue Racer Midstream LLC
6.125% due 11/15/2022		3,000	3,052
Calpine Corp.
5.375% due 01/15/2023		3,500	3,561
5.750% due 01/15/2025		3,000	2,992
CenturyLink, Inc.
5.800% due 03/15/2022		2,000	2,069
EP Energy LLC
9.375% due 05/01/2020		2,000	1,895
Extraction Oil & Gas Holdings LLC
7.875% due 07/15/2021		4,875	5,167
Frontier Communications Corp.
8.875% due 09/15/2020		2,000	2,118
10.500% due 09/15/2022		3,000	3,052
11.000% due 09/15/2025		2,000	1,949
Genesis Energy LP
6.750% due 08/01/2022		2,000	2,072
Great Western Petroleum LLC
9.000% due 09/30/2021		3,000	3,127
NGL Energy Partners LP
6.125% due 03/01/2025		1,250	1,219
NRG Energy, Inc.
6.250% due 07/15/2022		4,000	4,110
6.250% due 05/01/2024		3,500	3,507
6.625% due 03/15/2023		1,000	1,028

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	65

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.625% due 01/15/2027		$3,000	$3,008
7.625% due 01/15/2018		667	692
7.875% due 05/15/2021		696	719
Parsley Energy LLC
5.250% due 08/15/2025		5,000	5,075
Sprint Capital Corp.
6.900% due 05/01/2019		1,000	1,070
8.750% due 03/15/2032		4,000	4,820
Sprint Communications, Inc.
6.000% due 11/15/2022		7,000	7,175
7.000% due 08/15/2020		2,500	2,691
Sprint Corp.
7.125% due 06/15/2024		3,000	3,210
7.250% due 09/15/2021		5,000	5,411
7.625% due 02/15/2025 (i)		5,000	5,475
7.875% due 09/15/2023		10,000	11,100
Tallgrass Energy Partners LP
5.500% due 09/15/2024		2,000	2,020
Targa Resources Partners LP
4.250% due 11/15/2023		3,500	3,439
5.250% due 05/01/2023		5,000	5,137
Telecom Italia Capital S.A.
6.375% due 11/15/2033		5,000	5,078
Telecom Italia SpA
5.303% due 05/30/2024		7,000	7,105
Telefonica Europe BV
5.875% due 03/31/2024 (f)	EUR	2,000	2,338
TerraForm Power Operating LLC
6.375% due 02/01/2023		$3,000	3,131

			124,678

Total Corporate Bonds & Notes (Cost $1,552,567)			1,555,292

CONVERTIBLE BONDS & NOTES 0.1%

UTILITIES 0.1%
CHC Group LLC
0.000% due 09/15/2020		538	989

Total Convertible Bonds & Notes (Cost $367)			989

		SHARES
COMMON STOCKS 0.1%

CONSUMER DISCRETIONARY 0.1%
Desarrolladora Homex S.A.B. de C.V. (c)		294,527	13
Modular Space Corp.		146,349	1,830

			1,843

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.0%
NVHL S.A. ‘A’ (c)(g)	21,410	$36
NVHL S.A. ‘B’ (c)(g)	21,410	36
NVHL S.A. ‘C’ (c)(g)	21,410	36
NVHL S.A. ‘D’ (c)(g)	21,410	36
NVHL S.A. ‘E’ (c)(g)	21,410	36
NVHL S.A. ‘F’ (c)(g)	21,410	37
NVHL S.A. ‘G’ (c)(g)	21,410	37
NVHL S.A. ‘H’ (c)(g)	21,410	37
NVHL S.A. ‘I’ (c)(g)	21,410	37
NVHL S.A. ‘J’ (c)(g)	21,410	37

		365

INDUSTRIALS 0.0%
CHC Group LLC	10,468	149

UTILITIES 0.0%
Warren Resources, Inc.	13,442	49

Total Common Stocks (Cost $6,748)		2,406

WARRANTS 0.0%

INFORMATION TECHNOLOGY 0.0%
Novasep Holding SAS - Exp. 05/31/2019	517,500	27

Total Warrants (Cost $0)		27

PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Pinnacle Agriculture Holdings LLC
3.000% (g)	508,333	238

Total Preferred Securities (Cost $324)		238

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (h) 0.1%
		1,871

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
0.730% due 04/20/2017 - 04/27/2017 (d)(e)(l)	$4,183	$4,181

Total Short-Term Instruments (Cost $6,052)		6,052

Total Investments in Securities (Cost $1,579,859)		1,577,932

	SHARES
INVESTMENTS IN AFFILIATES 11.4%

SHORT-TERM INSTRUMENTS 11.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.4%
PIMCO Short-Term Floating NAV Portfolio III	20,293,314	200,620

Total Short-Term Instruments (Cost $200,614)		200,620

Total Investments in Affiliates (Cost $200,614)		200,620

Total Investments 100.6% (Cost $1,780,473)		$1,778,552

Financial Derivative Instruments (j)(k) 0.0% (Cost or Premiums, net $0)		(565)

Other Assets and Liabilities, net (0.6)%		(10,006)

Net Assets 100.0%		$1,767,981

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
N&W Global Vending SpA 10.500% due 10/15/2023	10/07/2016	$ 2,132	$2,298	0.13%
NVHL S.A. ‘A’	03/09/2012	69	36	0.00
NVHL S.A. ‘B’	03/09/2012	69	36	0.00
NVHL S.A. ‘C’	03/09/2012	69	36	0.00

66	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NVHL S.A. ‘D’	03/09/2012	$70	$36	0.00%
NVHL S.A. ‘E’	03/09/2012	70	36	0.00
NVHL S.A. ‘F’	03/09/2012	70	37	0.00
NVHL S.A. ‘G’	03/09/2012	70	37	0.00
NVHL S.A. ‘H’	03/09/2012	70	37	0.00
NVHL S.A. ‘I’	03/09/2012	70	37	0.01
NVHL S.A. ‘J’	03/09/2012	70	37	0.01
Pinnacle Agriculture Holdings LLC 3.000%	09/13/2013	324	238	0.01

		$3,153	$2,901	0.16%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$1,871	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(1,912)	$1,871	$1,871

Total Repurchase Agreements						$(1,912)	$1,871	$1,871

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
BCY	(4.000)%	03/29/2017	TBD	(4)	$	(881)	$(880)
	(3.250)	03/29/2017	TBD	(4)		(1,210)	(1,209)
	(3.000)	10/14/2016	10/14/2017			(1,693)	(1,669)
	(2.250)	07/29/2016	TBD	(4)		(749)	(737)
	(2.000)	03/02/2017	TBD	(4)		(525)	(524)
	(1.000)	03/14/2017	TBD	(4)		(3,564)	(3,562)
	(1.000)	03/15/2017	TBD	(4)		(486)	(486)
	(0.500)	02/10/2017	TBD	(4)		(872)	(871)
	(0.500)	02/27/2017	TBD	(4)		(2,748)	(2,747)
	(0.500)	03/10/2017	TBD	(4)		(1,122)	(1,122)
	0.250	03/17/2017	TBD	(4)		(5,273)	(5,274)
	0.250	03/30/2017	TBD	(4)		(1,881)	(1,881)
CFR	(1.500)	02/15/2017	TBD	(4)	EUR	(1,608)	(1,712)
RDR	(1.000)	03/17/2017	TBD	(4)	$	(366)	(366)
	(0.500)	03/27/2017	TBD	(4)		(925)	(925)

Total Reverse Repurchase Agreements							$(23,965)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(i)	Securities with an aggregate market value of $26,509 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$0	$(20,962)	$0	$(20,962)	$23,252	$2,290
CFR	0	(1,712)	0	(1,712)	1,698	(14)
RDR	0	(1,291)	0	(1,291)	1,302	11
SSB	1,871	0	0	1,871	(1,912)	(41)

Total Borrowings and Other Financing Transactions	$1,871	$(23,965)	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	67

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(23,965)	$(23,965)

Total Borrowings	$0	$0	$0	$(23,965)	$(23,965)

Gross amount of recognized liabilities for reverse repurchase agreements					$(23,965)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(24,699) at a weighted average interest rate of 1.327%.
(4)	Open maturity reverse repurchase agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-27 5-Year Index	5.000%	12/20/2021	$9,900	$802	$83	$7	$0
CDX.HY-28 5-Year Index	5.000	06/20/2022	10,000	745	62	5	(1)

				$1,547	$145	$12	$(1)

Total Swap Agreements				$1,547	$145	$12	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

Cash of $1,768 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$12	$12	$0	$0	$(1)	$ (1)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

68	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017		$108,309	EUR	100,894	$0	$(676)
	05/2017	EUR	100,894		$108,444	675	0
CBK	04/2017		$48,531	EUR	45,509	83	(64)
GLM	04/2017	EUR	5,680		$5,988	0	(71)
	04/2017		$4,516	EUR	4,251	20	0
	04/2017		25,020	GBP	20,157	234	0
	05/2017	GBP	15,815		$19,665	0	(163)
HUS	05/2017		1,115		1,395	0	(3)
JPM	04/2017	CHF	2,698		2,673	0	(21)
	04/2017		$18,455	EUR	17,190	0	(117)
	04/2017		17,191	GBP	14,022	377	0
MSB	04/2017	GBP	35,434		$44,439	44	0
RBC	04/2017		$3,310	CHF	3,333	17	0
SCX	04/2017	EUR	1,959		$2,085	0	(4)
	04/2017		$1,523	GBP	1,255	49	0
UAG	04/2017	EUR	160,205		$169,951	0	(956)

Total Forward Foreign Currency Contracts						$1,499	$(2,075)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(l)	Securities with an aggregate market value of $1,192 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$675	$0	$0	$675	$(676)	$0	$0	$(676)	$(1)	$0	$(1)
CBK	83	0	0	83	(64)	0	0	(64)	19	(410)	(391)
GLM	254	0	0	254	(234)	0	0	(234)	20	0	20
HUS	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
JPM	377	0	0	377	(138)	0	0	(138)	239	(390)	(151)
MSB	44	0	0	44	0	0	0	0	44	(450)	(406)
RBC	17	0	0	17	0	0	0	0	17	0	17
SCX	49	0	0	49	(4)	0	0	(4)	45	0	45
UAG	0	0	0	0	(956)	0	0	(956)	(956)	1,192	236

Total Over the Counter	$1,499	$0	$0	$1,499	$(2,075)	$0	$0	$(2,075)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$12	$0	$0	$0	$12

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	69

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,499	$0	$1,499

	$0	$12	$0	$1,499	$0	$1,511

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$0	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,075	$0	$2,075

	$0	$1	$0	$2,075	$0	$2,076

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$686	$0	$0	$(2)	$684

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,990	$0	$17,990
Swap Agreements	0	11	0	0	0	11

	$0	$11	$0	$17,990	$0	$18,001

	$0	$697	$0	$17,990	$(2)	$18,685

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(517)	$0	$0	$0	$(517)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,272	$0	$8,272

	$0	$(517)	$0	$8,272	$0	$7,755

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$4,970	$7,958	$12,928
Corporate Bonds & Notes
Banking & Finance	1,250	162,263	0	163,513
Industrials	0	1,263,135	3,966	1,267,101
Utilities	0	124,678	0	124,678
Convertible Bonds & Notes
Utilities	0	0	989	989
Common Stocks
Consumer Discretionary	1,843	0	0	1,843
Health Care	0	365	0	365
Industrials	0	0	149	149
Utilities	0	0	49	49
Warrants
Information Technology	0	0	27	27
Preferred Securities
Industrials	0	0	238	238
Short-Term Instruments
Repurchase Agreements	0	1,871	0	1,871
U.S. Treasury Bills	0	4,181	0	4,181

	$3,093	$1,561,463	$13,376	$1,577,932

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$200,620	$0	$0	$200,620

Total Investments	$203,713	$1,561,463	$13,376	$1,778,552

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	12	0	12
Over the counter	0	1,499	0	1,499

	$0	$1,511	$0	$1,511

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1)	0	(1)
Over the counter	0	(2,075)	0	(2,075)

	$0	$(2,076)	$0	$(2,076)

Total Financial Derivative Instruments	$0	$(565)	$0	$(565)

Totals	$203,713	$1,560,898	$13,376	$1,777,987

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

70	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Long-Term Credit Fund

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 124.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.9%
AerCap Holdings N.V.
3.397% due 10/06/2023		$9,000	$9,095
Apollo Aviation Securitization Equity Trust
5.125% due 12/15/2020		3,041	3,035
AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 (g)		12,132	12,261
Delta Air Lines, Inc.
2.898% - 3.052% due 09/30/2019 (g)		17,845	17,846
3.038% due 05/09/2019 (g)		4,761	4,760
Energy Future Intermediate Holding Co. LLC
4.304% due 06/30/2017		31,192	31,218
Harbour Aircraft Investments Ltd.
4.703% due 07/15/2041		4,130	4,103
Las Vegas Sands LLC
2.980% due 12/19/2020		19,260	19,291
Manitowoc Foodservice, Inc.
4.000% due 03/03/2023		846	856
Nielsen Finance LLC
3.354% due 10/04/2023		399	402
Norwegian Air Shuttle
4.110% - 4.250% due 06/24/2026 (g)		16,014	15,719
5.860% - 6.110% due 06/24/2021 (g)		10,319	10,373
Rise Ltd.
4.750% due 01/31/2021 (g)		3,505	3,489
TEX Operations Co. LLC
3.732% due 08/04/2023		8,183	8,173

Total Loan Participations and Assignments (Cost $140,523)			140,621

CORPORATE BONDS & NOTES 67.4%

BANKING & FINANCE 25.3%
Allstate Corp.
6.500% due 05/15/2067		1,400	1,600
Ally Financial, Inc.
8.000% due 11/01/2031		3,100	3,719
American International Group, Inc.
4.375% due 01/15/2055		13,200	11,798
4.800% due 07/10/2045		6,291	6,271
American Tower Corp.
2.250% due 01/15/2022		1,400	1,352
3.125% due 01/15/2027		6,300	5,908
3.375% due 10/15/2026		3,500	3,343
Arch Capital Finance LLC
5.031% due 12/15/2046		500	537
AvalonBay Communities, Inc.
3.900% due 10/15/2046		7,100	6,647
Aviation Loan Trust
3.241% due 12/15/2022		1,804	1,640
Banco Bilbao Vizcaya Argentaria S.A.
7.000% due 02/19/2019 (f)	EUR	10,000	10,691
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (f)		4,000	4,374
Banco Santander S.A.
6.250% due 09/11/2021 (f)		7,800	8,243
Bank of America Corp.
3.300% due 01/11/2023		$575	579
3.875% due 08/01/2025		4,500	4,587
7.750% due 05/14/2038		7,700	10,607
Bank One Capital
8.750% due 09/01/2030		275	400
Barclays Bank PLC
7.625% due 11/21/2022		200	219
Barclays PLC
3.650% due 03/16/2025		4,400	4,300
4.337% due 01/10/2028		2,400	2,400

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 01/12/2026		$4,100	$4,163
7.875% due 09/15/2022 (f)	GBP	800	1,041
BGC Partners, Inc.
5.375% due 12/09/2019		$10,775	11,336
Blackstone CQP Holdco LP
6.500% due 03/20/2021		17,619	17,696
BNP Paribas S.A.
7.375% due 08/19/2025 (f)		6,500	6,687
Cantor Fitzgerald LP
7.875% due 10/15/2019		6,030	6,641
Chubb INA Holdings, Inc.
4.350% due 11/03/2045		1,800	1,900
Citigroup, Inc.
3.200% due 10/21/2026		11,200	10,712
3.400% due 05/01/2026		1,000	975
4.750% due 05/18/2046		14,000	13,865
5.950% due 05/15/2025 (f)		2,725	2,841
CoBank ACB
6.250% due 10/01/2026 (f)		3,700	4,038
Cooperatieve Rabobank UA
5.250% due 08/04/2045		500	541
Credit Agricole S.A.
7.875% due 01/23/2024 (f)		4,000	4,079
8.125% due 09/19/2033		200	215
Credit Suisse AG
6.500% due 08/08/2023		7,675	8,445
Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020		2,000	2,004
Crown Castle International Corp.
4.000% due 03/01/2027		200	202
4.450% due 02/15/2026		6,465	6,734
5.250% due 01/15/2023		600	656
CyrusOne LP
5.375% due 03/15/2027		100	101
Depository Trust & Clearing Corp.
4.875% due 06/15/2020 (f)		8,250	8,467
Deutsche Bank AG
4.250% due 10/14/2021		7,300	7,488
Discover Bank
3.450% due 07/27/2026		2,000	1,923
Doctors Co.
6.500% due 10/15/2023		10,150	11,129
ERP Operating LP
4.500% due 06/01/2045		1,200	1,229
Essex Portfolio LP
3.375% due 04/15/2026		5,600	5,451
Exeter Finance Corp.
9.750% due 05/20/2019		6,300	6,035
Farmers Exchange Capital
5.454% due 10/15/2054		10,200	10,266
Fidelity National Financial, Inc.
5.500% due 09/01/2022		12,425	13,135
First American Financial Corp.
4.300% due 02/01/2023		900	909
First Republic Bank
4.375% due 08/01/2046		3,250	3,139
Flagstar Bancorp, Inc.
6.125% due 07/15/2021		6,100	6,508
FMR LLC
6.450% due 11/15/2039		4,500	5,752
GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		28,015	29,642
Goldman Sachs Group, Inc.
3.750% due 02/25/2026		6,200	6,251
4.750% due 10/21/2045		12,700	13,448
6.450% due 05/01/2036		1,000	1,198
Goodman Australia Industrial Fund Bond Issuer Pty. Ltd.
3.400% due 09/30/2026		5,000	4,855
Guardian Life Insurance Co. of America
7.375% due 09/30/2039		6,625	9,150
Host Hotels & Resorts LP
4.500% due 02/01/2026		1,900	1,969

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSBC Holdings PLC
3.600% due 05/25/2023		$3,000	$3,051
4.041% due 03/13/2028		5,300	5,363
5.250% due 09/16/2022 (f)	EUR	4,000	4,336
6.000% due 09/29/2023 (f)		1,055	1,214
6.500% due 09/15/2037		$300	371
6.800% due 06/01/2038		620	797
7.625% due 05/17/2032		1,800	2,382
Intesa Sanpaolo SpA
7.700% due 09/17/2025 (f)		1,500	1,440
Jefferies Finance LLC
7.375% due 04/01/2020		10,600	10,759
JPMorgan Chase & Co.
6.100% due 10/01/2024 (f)		6,000	6,348
6.125% due 04/30/2024 (f)		14,200	15,070
7.900% due 04/30/2018 (f)		15,000	15,563
KBC Bank NV
8.000% due 01/25/2023		9,600	10,075
Liberty Property LP
3.250% due 10/01/2026		2,000	1,921
Lloyds Banking Group PLC
7.875% due 06/27/2029 (f)	GBP	500	697
Manulife Financial Corp.
5.375% due 03/04/2046		$7,300	8,477
Marsh & McLennan Cos., Inc.
3.500% due 06/03/2024		5,400	5,518
4.350% due 01/30/2047		200	202
Massachusetts Mutual Life Insurance Co.
8.875% due 06/01/2039		1,805	2,936
MetLife Capital Trust
7.875% due 12/15/2067		11,950	14,758
Morgan Stanley
4.000% due 07/23/2025		15,000	15,500
Nationwide Building Society
4.000% due 09/14/2026		1,600	1,552
Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		2,500	4,029
Navient Corp.
5.625% due 08/01/2033		12,175	9,527
Neuberger Berman Group LLC
4.500% due 03/15/2027		400	407
4.875% due 04/15/2045		1,700	1,526
Northwestern Mutual Life Insurance Co.
6.063% due 03/30/2040		7,000	8,892
Novo Banco S.A.
5.000% due 05/14/2019	EUR	1,800	1,772
5.000% due 05/21/2019		5,300	5,226
5.000% due 05/23/2019		2,600	2,563
Ohio National Life Insurance Co.
6.875% due 06/15/2042		$500	619
Omega Healthcare Investors, Inc.
4.750% due 01/15/2028 (a)		4,300	4,256
Ontario Teachers’ Cadillac Fairview Properties Trust
3.875% due 03/20/2027		600	609
Pacific Life Insurance Co.
9.250% due 06/15/2039		14,605	22,764
Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		1,000	1,312
PHH Corp.
6.375% due 08/15/2021		2,000	2,025
Pinnacol Assurance
8.625% due 06/25/2034 (g)		7,000	7,020
Prudential Financial, Inc.
5.200% due 03/15/2044		5,000	5,140
Realty Income Corp.
3.000% due 01/15/2027		1,200	1,128
Rio Oil Finance Trust
9.250% due 07/06/2024		10,864	11,055
Royal Bank of Scotland Group PLC
3.875% due 09/12/2023		5,700	5,625
8.625% due 08/15/2021 (f)		2,685	2,806
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (f)	GBP	600	788

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	71

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SL Green Realty Corp.
4.500% due 12/01/2022		$2,800	$2,865
Spirit Realty LP
4.450% due 09/15/2026		2,000	1,976
Stearns Holdings LLC
9.375% due 08/15/2020		2,600	2,639
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	EUR	2,500	3,012
Suzano Austria GmbH
7.000% due 03/16/2047		$1,900	1,872
Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054		4,000	3,965
6.850% due 12/16/2039		4,395	5,819
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	787	1,003
5.661% due 10/13/2041		3,753	4,856
5.744% due 04/13/2040		98	129
7.623% due 07/13/2039		3,381	5,233
Trust F
6.950% due 01/30/2044		$3,300	3,354
U.S. Bancorp
5.300% due 04/15/2027 (f)		3,600	3,677
UBS AG
4.750% due 05/22/2023		5,800	5,940
7.625% due 08/17/2022		13,050	15,121
UBS Group Funding Jersey Ltd.
4.125% due 09/24/2025		6,600	6,723
UDR, Inc.
4.000% due 10/01/2025		600	613
VEREIT Operating Partnership LP
4.875% due 06/01/2026		300	314
Visa, Inc.
4.300% due 12/14/2045		9,900	10,417
Vonovia Finance BV
3.200% due 10/02/2017		200	201
Wachovia Capital Trust
5.570% due 05/01/2017 (f)		1,180	1,182
WEA Finance LLC
3.750% due 09/17/2024		1,400	1,418
Wells Fargo & Co.
3.550% due 09/29/2025		7,400	7,462
3.900% due 05/01/2045		17,400	16,696
5.375% due 11/02/2043		4,500	5,021
5.900% due 06/15/2024 (f)		3,000	3,136
7.980% due 03/15/2018 (f)		6,033	6,289
Wells Fargo Bank N.A.
6.600% due 01/15/2038		3,700	4,866
Welltower, Inc.
5.125% due 03/15/2043		2,300	2,392
6.500% due 03/15/2041		900	1,106
Weyerhaeuser Co.
6.950% due 10/01/2027		16,922	20,481
7.950% due 03/15/2025		200	246

			719,474

INDUSTRIALS 32.8%
AbbVie, Inc.
2.850% due 05/14/2023		200	196
4.300% due 05/14/2036		3,200	3,106
4.400% due 11/06/2042		2,739	2,624
4.450% due 05/14/2046		7,000	6,722
4.500% due 05/14/2035		1,200	1,201
4.700% due 05/14/2045		11,100	11,110
Actavis Funding SCS
4.550% due 03/15/2035		5,700	5,731
4.750% due 03/15/2045		16,610	16,784
4.850% due 06/15/2044		3,300	3,357
Actavis, Inc.
4.625% due 10/01/2042		3,000	2,957
ADT Corp.
4.875% due 07/15/2032		5,500	4,400
Alliance Data Systems Corp.
5.375% due 08/01/2022		1,300	1,316

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Altice Luxembourg S.A.
7.750% due 05/15/2022	$500	$532
American Airlines Pass-Through Trust
3.200% due 12/15/2029	2,900	2,840
Amgen, Inc.
4.663% due 06/15/2051	24,053	24,101
Anadarko Holding Co.
7.150% due 05/15/2028	1,722	2,073
Anadarko Petroleum Corp.
4.500% due 07/15/2044	5,000	4,733
6.450% due 09/15/2036	1,100	1,301
6.600% due 03/15/2046	3,000	3,633
7.000% due 11/15/2027	600	664
Anheuser-Busch InBev Finance, Inc.
4.700% due 02/01/2036	10,000	10,619
4.900% due 02/01/2046	22,700	24,607
Anheuser-Busch InBev Worldwide, Inc.
4.950% due 01/15/2042	5,600	6,063
Anthem, Inc.
4.625% due 05/15/2042	4,000	4,078
Apache Corp.
5.250% due 02/01/2042	2,300	2,412
Biogen, Inc.
5.200% due 09/15/2045	3,200	3,472
Block Communications, Inc.
6.875% due 02/15/2025	200	213
Braskem America Finance Co.
7.125% due 07/22/2041	6,800	7,245
Broadcom Corp.
3.875% due 01/15/2027	12,200	12,301
Buckeye Partners LP
5.600% due 10/15/2044	800	823
Burlington Northern Santa Fe LLC
4.375% due 09/01/2042	22,000	22,604
4.550% due 09/01/2044	3,200	3,382
Canadian Pacific Railway Co.
4.800% due 09/15/2035	2,000	2,178
6.125% due 09/15/2115	6,100	7,395
CBS Corp.
4.600% due 01/15/2045	2,150	2,105
4.900% due 08/15/2044	5,700	5,800
Cenovus Energy, Inc.
6.750% due 11/15/2039	200	229
Charter Communications Operating LLC
6.384% due 10/23/2035	800	912
6.484% due 10/23/2045	5,900	6,831
6.834% due 10/23/2055	22,555	26,298
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025	900	942
Cimarex Energy Co.
4.375% due 06/01/2024	200	208
Comcast Corp.
3.400% due 07/15/2046	5,500	4,699
4.750% due 03/01/2044	1,300	1,374
6.950% due 08/15/2037	4,500	6,067
Cox Communications, Inc.
4.700% due 12/15/2042	2,600	2,323
4.800% due 02/01/2035	4,800	4,532
8.375% due 03/01/2039	9,789	12,255
CSX Corp.
3.800% due 11/01/2046	1,800	1,648
3.950% due 05/01/2050	300	275
4.100% due 03/15/2044	1,200	1,156
4.750% due 05/30/2042	2,946	3,095
5.500% due 04/15/2041	400	460
CVS Pass-Through Trust
7.507% due 01/10/2032	15,437	19,008
Diamond Finance Corp.
4.420% due 06/15/2021	1,400	1,465
6.020% due 06/15/2026	3,000	3,282
8.100% due 07/15/2036	2,000	2,519
8.350% due 07/15/2046	5,700	7,419
Domtar Corp.
6.750% due 02/15/2044	1,600	1,685

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DP World Ltd.
6.850% due 07/02/2037	$3,800	$4,402
Dynegy, Inc.
8.034% due 02/02/2024	185	176
Ecopetrol S.A.
7.375% due 09/18/2043	13,500	14,492
El Paso Natural Gas Co. LLC
8.375% due 06/15/2032	9,300	11,738
Encana Corp.
7.200% due 11/01/2031	1,700	2,030
Endo Finance LLC
5.375% due 01/15/2023	1,000	868
6.000% due 07/15/2023	2,550	2,244
6.000% due 02/01/2025	3,300	2,830
Energy Transfer Partners LP
5.150% due 03/15/2045	6,500	6,135
6.125% due 12/15/2045	12,800	13,686
7.500% due 07/01/2038	14,004	16,592
Enterprise Products Operating LLC
4.450% due 02/15/2043	18,697	17,756
4.850% due 03/15/2044	18,179	18,450
5.950% due 02/01/2041	600	688
ERAC USA Finance LLC
4.200% due 11/01/2046	800	730
7.000% due 10/15/2037	400	507
FedEx Corp.
4.550% due 04/01/2046	1,000	1,004
4.750% due 11/15/2045	5,800	5,962
Georgia-Pacific LLC
8.875% due 05/15/2031	300	459
Heineken NV
4.350% due 03/29/2047	3,000	3,018
Hess Corp.
5.800% due 04/01/2047	1,400	1,460
7.300% due 08/15/2031	1,974	2,331
Hiland Partners Holdings LLC
5.500% due 05/15/2022	4,945	5,159
Hill-Rom Holdings, Inc.
5.000% due 02/15/2025	300	300
Humana, Inc.
4.800% due 03/15/2047	2,700	2,833
International Paper Co.
4.400% due 08/15/2047	16,600	15,730
5.150% due 05/15/2046	1,000	1,047
Kellogg Co.
4.500% due 04/01/2046	600	590
Kinder Morgan Energy Partners LP
6.950% due 01/15/2038	5,000	5,817
7.300% due 08/15/2033	25	29
7.400% due 03/15/2031	100	120
Kinder Morgan, Inc.
6.950% due 06/01/2028	3,795	4,106
7.420% due 02/15/2037	2,980	3,236
7.750% due 01/15/2032	2,572	3,215
7.800% due 08/01/2031	3,500	4,400
8.050% due 10/15/2030	3,825	4,640
KLA-Tencor Corp.
4.650% due 11/01/2024	2,500	2,666
Kraft Heinz Foods Co.
4.375% due 06/01/2046	3,400	3,190
5.000% due 07/15/2035	2,000	2,089
5.000% due 06/04/2042	1,466	1,489
5.200% due 07/15/2045	18,826	19,585
6.875% due 01/26/2039	3,500	4,379
Lockheed Martin Corp.
3.800% due 03/01/2045	1,200	1,128
4.700% due 05/15/2046	7,500	8,154
Lowe’s Cos., Inc.
3.700% due 04/15/2046	6,300	5,862
Mallinckrodt International Finance S.A.
5.750% due 08/01/2022	900	891
Medtronic, Inc.
4.375% due 03/15/2035	1,077	1,129
4.625% due 03/15/2045	9,750	10,498

72	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Micron Technology, Inc.
7.500% due 09/15/2023	$200	$224
Microsoft Corp.
4.100% due 02/06/2037	8,800	9,067
4.450% due 11/03/2045	3,500	3,705
4.500% due 02/06/2057	7,700	7,947
4.750% due 11/03/2055	4,000	4,298
Molson Coors Brewing Co.
4.200% due 07/15/2046	4,800	4,512
Motorola Solutions, Inc.
5.500% due 09/01/2044	5,000	4,837
National Fuel Gas Co.
5.200% due 07/15/2025	5,800	6,195
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (f)	11,000	11,577
NBCUniversal Media LLC
4.450% due 01/15/2043	8,100	8,146
5.950% due 04/01/2041	2,400	2,926
Newell Brands, Inc.
5.500% due 04/01/2046	800	911
Newfield Exploration Co.
5.375% due 01/01/2026	600	630
Norfolk Southern Corp.
4.450% due 06/15/2045	4,500	4,699
4.650% due 01/15/2046	6,400	6,869
Norwegian Air Shuttle ASA Pass Through Trust
4.875% due 11/10/2029	2,000	2,032
NXP BV
3.875% due 09/01/2022	8,500	8,713
ONEOK Partners LP
6.650% due 10/01/2036	14,735	17,196
Oracle Corp.
3.850% due 07/15/2036	9,900	9,713
4.000% due 07/15/2046	9,000	8,605
Petroleos Mexicanos
5.500% due 06/27/2044	4,365	3,874
5.625% due 01/23/2046	18,200	16,275
6.375% due 01/23/2045	5,200	5,097
6.750% due 09/21/2047	6,434	6,547
Pfizer, Inc.
5.600% due 09/15/2040	3,000	3,621
7.200% due 03/15/2039	3,724	5,320
Philip Morris International, Inc.
3.875% due 08/21/2042	2,600	2,432
4.250% due 11/10/2044	5,000	4,960
Pioneer Natural Resources Co.
7.200% due 01/15/2028	17,016	21,082
Pride International LLC
7.875% due 08/15/2040	4,100	3,813
QUALCOMM, Inc.
4.650% due 05/20/2035	3,700	3,850
4.800% due 05/20/2045	4,000	4,181
QVC, Inc.
4.450% due 02/15/2025	2,615	2,540
5.450% due 08/15/2034	900	832
Reynolds American, Inc.
7.250% due 06/15/2037	660	878
Rockwell Collins, Inc.
3.500% due 03/15/2027 (a)	1,200	1,203
4.350% due 04/15/2047 (a)	700	703
SFR Group S.A.
7.375% due 05/01/2026	3,900	4,032
Siemens Financieringsmaatschappij NV
4.200% due 03/16/2047	1,000	1,017
Southern Co.
4.250% due 07/01/2036	1,600	1,554
4.400% due 07/01/2046	5,800	5,564
Southern Natural Gas Co. LLC
7.350% due 02/15/2031	1,400	1,738
Spectra Energy Partners LP
4.500% due 03/15/2045	1,675	1,570
Standard Industries, Inc.
5.000% due 02/15/2027	1,500	1,474

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Statoil ASA
5.100% due 08/17/2040		$3,000	$3,413
Stryker Corp.
4.625% due 03/15/2046		5,000	5,161
Studio City Finance Ltd.
8.500% due 12/01/2020		3,400	3,570
Symantec Corp.
5.000% due 04/15/2025		750	768
Tech Data Corp.
4.950% due 02/15/2027		700	708
Telefonica Emisiones S.A.U.
5.213% due 03/08/2047		2,300	2,345
Tennessee Gas Pipeline Co. LLC
8.375% due 06/15/2032		1,275	1,623
Texas Eastern Transmission LP
7.000% due 07/15/2032		1,000	1,253
Thermo Fisher Scientific, Inc.
5.300% due 02/01/2044		900	1,025
Time Warner Cable LLC
5.250% due 07/15/2042	GBP	800	1,193
5.500% due 09/01/2041		$3,225	3,307
5.875% due 11/15/2040		2,641	2,812
6.550% due 05/01/2037		1,400	1,610
6.750% due 06/15/2039		4,859	5,723
7.300% due 07/01/2038		6,900	8,574
Time Warner, Inc.
4.900% due 06/15/2042		3,700	3,627
6.200% due 03/15/2040		5,275	6,042
Tyson Foods, Inc.
4.875% due 08/15/2034		2,700	2,769
U.S. Airways Pass-Through Trust
8.000% due 04/01/2021		755	817
United Airlines Pass-Through Trust
4.300% due 02/15/2027		61	63
UnitedHealth Group, Inc.
4.625% due 07/15/2035		9,358	10,199
4.750% due 07/15/2045		12,240	13,442
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020		9,400	8,448
6.375% due 10/15/2020		2,200	2,002
Viacom, Inc.
4.375% due 03/15/2043		5,874	5,109
5.850% due 09/01/2043		12,478	13,180
Virgin Australia Pass Through Trust
5.000% due 04/23/2025		3,081	3,208
Votorantim Cimentos S.A.
7.250% due 04/05/2041		500	511
Western Gas Partners LP
5.450% due 04/01/2044		4,624	4,766
Westmoreland Coal Co.
8.750% due 01/01/2022		4,500	4,253
Williams Cos., Inc.
8.750% due 03/15/2032		2,416	3,062
Williams Partners LP
4.900% due 01/15/2045		13,500	13,038
5.400% due 03/04/2044		2,500	2,559
Woodside Finance Ltd.
3.650% due 03/05/2025		100	99
Wynn Las Vegas LLC
5.500% due 03/01/2025		2,250	2,292
Yellowstone Energy LP
5.750% due 12/31/2026		1,563	1,567
Zimmer Biomet Holdings, Inc.
4.250% due 08/15/2035		205	193

			934,490

UTILITIES 9.3%
AT&T, Inc.
4.300% due 12/15/2042		6,813	6,078
4.350% due 06/15/2045		10,243	9,036
4.500% due 03/09/2048		22,077	19,848
4.800% due 06/15/2044		3,300	3,103

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.450% due 03/01/2047	$14,700	$15,022
5.700% due 03/01/2057	1,600	1,659
British Telecommunications PLC
9.125% due 12/15/2030	2,300	3,458
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034	3,507	1,170
Duke Energy Corp.
3.750% due 09/01/2046	5,550	5,023
E.ON International Finance BV
6.650% due 04/30/2038	600	737
Electricite de France S.A.
4.950% due 10/13/2045	8,600	8,662
Emera U.S. Finance LP
4.750% due 06/15/2046	2,500	2,532
Emera, Inc.
6.750% due 06/15/2076	1,000	1,096
Enable Midstream Partners LP
5.000% due 05/15/2044	3,693	3,380
Exelon Corp.
4.450% due 04/15/2046	5,100	5,072
Exelon Generation Co. LLC
6.250% due 10/01/2039	6,100	6,344
FirstEnergy Transmission LLC
5.450% due 07/15/2044	6,330	6,938
Great Plains Energy, Inc.
3.900% due 04/01/2027	600	606
4.850% due 04/01/2047	1,400	1,440
Indiana Michigan Power Co.
4.550% due 03/15/2046	400	424
Jersey Central Power & Light Co.
6.150% due 06/01/2037	250	291
Koninklijke KPN NV
8.375% due 10/01/2030	4,100	5,507
MidAmerican Energy Co.
4.250% due 05/01/2046	3,450	3,570
Monongahela Power Co.
5.400% due 12/15/2043	4,224	4,988
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022	1,645	909
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (g)	4,528	1,698
6.750% due 10/01/2023 (g)	1,406	527
Orange S.A.
9.000% due 03/01/2031	685	1,009
Pacific Gas & Electric Co.
4.250% due 03/15/2046	6,200	6,371
Petrobras Global Finance BV
5.375% due 01/27/2021	3,000	3,097
7.375% due 01/17/2027	12,700	13,458
8.375% due 05/23/2021	6,950	7,880
Piedmont Natural Gas Co., Inc.
3.640% due 11/01/2046	1,000	896
Plains All American Pipeline LP
4.300% due 01/31/2043	800	684
4.700% due 06/15/2044	7,900	7,174
4.900% due 02/15/2045	6,700	6,285
5.150% due 06/01/2042	4,300	4,093
6.650% due 01/15/2037	1,912	2,149
Saudi Electricity Global Sukuk Co.
5.500% due 04/08/2044	5,100	5,321
Shell International Finance BV
3.625% due 08/21/2042	1,000	904
3.750% due 09/12/2046	2,500	2,304
4.375% due 05/11/2045	1,925	1,958
Southern California Gas Co.
3.750% due 09/15/2042	1,200	1,169
Southwestern Electric Power Co.
6.200% due 03/15/2040	2,500	3,119
Telecom Italia Capital S.A.
7.721% due 06/04/2038	2,000	2,225
Terraform Global Operating LLC
9.750% due 08/15/2022	400	450

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	73

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Verizon Communications, Inc.
4.125% due 03/16/2027	$4,000	$4,077
4.672% due 03/15/2055	37,903	34,011
4.862% due 08/21/2046	4,100	3,958
5.012% due 08/21/2054	33,770	32,368
Virginia Electric & Power Co.
3.500% due 03/15/2027	1,600	1,636

		265,714

Total Corporate Bonds & Notes (Cost $1,893,465)		1,919,678

MUNICIPAL BONDS & NOTES 6.1%

CALIFORNIA 2.3%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	6,600	9,015
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
7.043% due 04/01/2050	9,100	13,157
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,300	2,936
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	2,600	3,571
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	700	900
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	5,000	6,723
7.618% due 08/01/2040	4,500	6,510
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	3,700	4,968
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	1,700	2,130
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	400	526
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	5,050	6,619
Riverside, California Sewer Revenue Bonds, (BABs), Series 2009
7.200% due 08/01/2039	2,500	2,735
Sacramento Municipal Utility District, California Revenue Bonds, (BABs), Series 2009
6.322% due 05/15/2036	300	380
University of California Revenue Bonds, (BABs), Series 2010
6.296% due 05/15/2050	200	238
Upland Community Facilities District, California Special Tax Bonds, Series 2012
3.875% due 09/01/2024	1,815	1,900
4.250% due 09/01/2028	2,450	2,551
5.000% due 09/01/2031	325	348
5.000% due 09/01/2034	1,000	1,062

		66,269

GEORGIA 0.4%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	10,200	11,472

ILLINOIS 0.3%
Chicago, Illinois General Obligation Bonds, Series 2009
6.050% due 01/01/2029	1,600	1,611
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	4,800	4,941

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	$400	$409
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,000	2,351

		9,312

INDIANA 0.1%
Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	800	1,063

MICHIGAN 0.0%
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	700	687

NEW JERSEY 0.0%
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	900	949

NEW YORK 1.0%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	400	589
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	3,300	4,187
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2010
5.267% due 05/01/2027	13,200	15,184
Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.310% due 08/01/2046	8,400	9,026

		28,986

OHIO 0.6%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
6.270% due 02/15/2050	6,495	7,789
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.834% due 02/15/2041	4,990	7,169
8.084% due 02/15/2050	1,000	1,543

		16,501

PENNSYLVANIA 0.5%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	13,970

TENNESSEE 0.2%
Tennessee State School Bond Authority Revenue Bonds, Series 2010
4.848% due 09/15/2027	3,610	4,074

TEXAS 0.5%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	4,000	5,195
Texas Transportation Commission State Highway Fund Revenue Bonds, Series 2010
5.178% due 04/01/2030	8,400	9,866

		15,061

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		$3,200	$2,691

WASHINGTON 0.1%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040		1,100	1,396

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		1,090	1,046

Total Municipal Bonds & Notes (Cost $146,305)			173,477

U.S. GOVERNMENT AGENCIES 4.2%
Fannie Mae, TBA
3.000% due 04/01/2047 - 05/01/2047		32,100	31,795
3.500% due 04/01/2047 - 05/01/2047		86,600	88,483

Total U.S. Government Agencies (Cost $119,789)			120,278

U.S. TREASURY OBLIGATIONS 35.0%
U.S. Treasury Bonds
2.250% due 08/15/2046		17,976	15,209
2.500% due 02/15/2045 (i)		86,860	78,045
2.500% due 05/15/2046		12,328	11,037
2.750% due 08/15/2042 (i)		146,275	139,450
2.750% due 11/15/2042 (i)		97,900	93,221
2.875% due 11/15/2046 (i)		164,876	159,952
3.000% due 11/15/2044 (i)		82,400	82,022
3.000% due 05/15/2045 (i)		84,175	83,679
4.625% due 02/15/2040 (k)(m)		11,750	15,092
U.S. Treasury Inflation Protected Securities (e)
0.375% due 07/15/2025 (k)		15,669	15,718
U.S. Treasury Notes
1.875% due 02/28/2022		3,200	3,193
2.000% due 08/15/2025 (i)(k)(m)		260,600	253,754
2.250% due 02/15/2027 (m)		45,088	44,513

Total U.S. Treasury Obligations (Cost $1,020,775)			994,885

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.2%
Banc of America Funding Trust
5.500% due 01/25/2036		253	260
5.750% due 03/25/2036		396	403
Bear Stearns Adjustable Rate Mortgage Trust
3.290% due 11/25/2034		1,655	1,599
Bear Stearns ALT-A Trust
3.204% due 11/25/2034		71	69
Bear Stearns Commercial Mortgage Securities Trust
5.700% due 06/11/2050		5,257	5,320
Berica Residential MBS SRL
0.066% due 03/31/2048	EUR	5,589	5,936
Chase Mortgage Finance Trust
4.351% due 12/25/2037 ^		$592	567
Citigroup Mortgage Loan Trust, Inc.
1.222% due 11/25/2036		1,971	1,818
Countrywide Alternative Loan Trust
1.312% due 09/25/2035		847	688
Countrywide Home Loan Mortgage Pass-Through Trust
3.076% due 04/20/2035		24	24
5.500% due 03/25/2035		273	277
Deutsche ALT-A Securities, Inc.
1.122% due 07/25/2047		366	324

74	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSMPS Mortgage Loan Trust
1.332% due 03/25/2035		$1,344	$1,197
Homestar Mortgage Acceptance Corp.
1.432% due 07/25/2034		51	51
IndyMac Mortgage Loan Trust
1.282% due 07/25/2035		654	588
JPMorgan Mortgage Trust
2.822% due 11/25/2033		21	20
Merrill Lynch Mortgage Investors Trust
2.543% due 10/25/2035		64	64
3.051% due 05/25/2033		16	15
Morgan Stanley Re-REMIC Trust
5.500% due 08/26/2047		195	195
Mortgages PLC
0.816% due 10/31/2038	GBP	2,893	3,542
NAAC Reperforming Loan REMIC Trust Certificates
1.432% due 02/25/2035 ^		$1,954	1,608
Nomura Asset Acceptance Corp. Alternative Loan Trust
1.848% due 02/25/2035		1,464	1,321
3.618% due 08/25/2035		760	745
OBP Depositor LLC Trust
4.646% due 07/15/2045		3,000	3,198
Residential Accredit Loans, Inc. Trust
3.552% due 03/25/2035 ^		764	662
3.745% due 02/25/2035 ^		1,151	936
Residential Funding Mortgage Securities, Inc. Trust
3.893% due 02/25/2036 ^		748	682
Sequoia Mortgage Trust
1.781% due 05/20/2034		1,283	1,233
Structured Adjustable Rate Mortgage Loan Trust
3.310% due 03/25/2034		34	34
WaMu Mortgage Pass-Through Certificates Trust
1.422% due 07/25/2044		629	597
1.536% due 11/25/2041		259	245
Wells Fargo Mortgage-Backed Securities Trust
2.857% due 12/25/2033		30	30
3.094% due 01/25/2035		69	69
3.103% due 01/25/2035		838	835

Total Non-Agency Mortgage-Backed Securities (Cost $35,171)			35,152

ASSET-BACKED SECURITIES 1.8%
ACE Securities Corp. Home Equity Loan Trust
1.777% due 01/25/2035		1,364	1,285
AIM Aviation Finance Ltd.
4.213% due 02/15/2040		4,341	4,325
Aircraft Certificate Owner Trust
7.001% due 09/20/2022		8,701	9,376
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.432% due 07/25/2035		2,200	2,118
1.852% due 07/25/2034		642	598
Asset-Backed Securities Corp. Home Equity Loan Trust
1.942% due 07/25/2035		2,000	1,930
Bayview Financial Acquisition Trust
6.101% due 05/28/2037		43	44
Bear Stearns Asset-Backed Securities Trust
1.402% due 12/25/2035		2,000	1,817
1.722% due 01/25/2034		7	7
Countrywide Asset-Backed Certificates Trust
1.582% due 08/25/2035		41	41
Eagle Ltd.
2.570% due 12/15/2039		1,050	1,043
ECAF Ltd.
4.947% due 06/15/2040		3,409	3,279
First Franklin Mortgage Loan Trust
1.472% due 09/25/2035		2,316	2,286
1.702% due 05/25/2035		818	808
Home Equity Asset Trust
2.032% due 07/25/2035		1,930	1,915
IXIS Real Estate Capital Trust
1.762% due 06/25/2035		1	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Labrador Aviation Finance Ltd.
4.300% due 01/15/2042		$3,464	$3,458
Lehman XS Trust
1.782% due 10/25/2035		451	440
Merrill Lynch Mortgage Investors Trust
1.202% due 08/25/2036		802	801
Morgan Stanley ABS Capital, Inc. Trust
1.302% due 11/25/2035		1,040	1,034
Morgan Stanley Home Equity Loan Trust
1.687% due 08/25/2035		882	866
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.482% due 07/25/2035		2,006	2,006
RAAC Trust
1.362% due 10/25/2046		155	140
1.462% due 03/25/2037		1,814	1,773
Residential Asset Mortgage Products Trust
1.232% due 08/25/2046		1,800	1,628
Residential Asset Securities Corp. Trust
1.442% due 10/25/2035		354	349
Saxon Asset Securities Trust
1.777% due 03/25/2035 ^		1,171	1,121
SLM Student Loan Trust
2.538% due 04/25/2023		7,194	7,344

Total Asset-Backed Securities (Cost $48,946)			51,833

SOVEREIGN ISSUES 1.9%
Argentine Government International Bond
6.875% due 01/26/2027		5,200	5,269
Brazil Government International Bond
5.000% due 01/27/2045		10,710	9,585
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2018 (c)	BRL	50,000	14,897
Mexico Government International Bond
4.600% due 01/23/2046		$6,075	5,840
Poland Government International Bond
2.500% due 07/25/2026	PLN	17,400	4,089
3.250% due 07/25/2025		2,700	680
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	75,000	648
4.500% due 07/03/2017		30,000	263
Saudi Government International Bond
4.500% due 10/26/2046		$11,300	11,162
South Africa Government International Bond
10.500% due 12/21/2026	ZAR	23,900	1,972

Total Sovereign Issues (Cost $55,424)			54,405

		SHARES
WARRANTS 0.0%

UTILITIES 0.0%
Dynegy, Inc. - Exp. 02/02/2024		8,823	5

Total Warrants (Cost $23)			5

PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.5%
AgriBank FCB
6.875% due 01/01/2024 (f)		40,000	4,283
Reinsurance Group of America, Inc.
6.200% due 09/15/2042		110,000	3,137
State Street Corp.
5.900% due 03/15/2024 (f)		188,900	5,116

			12,536

UTILITIES 0.3%
Entergy Arkansas, Inc.
4.750% due 06/01/2063		39,925	938
Entergy Texas, Inc.
5.625% due 06/01/2064		142,184	3,751

		SHARES	MARKET VALUE (000S)
SCE Trust
5.625% due 06/15/2017 (f)		18,000	$454
5.750% due 03/15/2024 (f)		161,000	4,387

			9,530

Total Preferred Securities (Cost $20,266)			22,066

SHORT-TERM INSTRUMENTS 1.5%

REPURCHASE AGREEMENTS (h) 1.2%
			32,982

		PRINCIPAL AMOUNT (000S)
MEXICO TREASURY BILLS 0.3%
6.752% due 08/17/2017 (c)(d)	MXN	135,000	7,030

U.S. TREASURY BILLS 0.0%
0.740% due 04/20/2017 - 04/27/2017 (b)(c)(m)		$915	915

Total Short-Term Instruments (Cost $40,616)			40,927

Total Investments in Securities (Cost $3,521,303)			3,553,327

		SHARES
INVESTMENTS IN AFFILIATES 3.6%

SHORT-TERM INSTRUMENTS 3.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.6%
PIMCO Short-Term Floating NAV Portfolio III		10,439,784	103,208

Total Short-Term Instruments (Cost $103,208)			103,208

Total Investments in Affiliates (Cost $103,208)			103,208

Total Investments 128.4% (Cost $3,624,511)			$3,656,535

Financial Derivative Instruments (j)(l) 0.0% (Cost or Premiums, net $(6,630))			(738)

Other Assets and Liabilities, net (28.4)%			(808,953)

Net Assets 100.0%			$2,846,844

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	75

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	10/03/2021	10/02/2014	$ 12,132	$12,261	0.43%
Delta Air Lines, Inc.	3.038	05/09/2019	05/05/2014	4,761	4,760	0.17
Delta Air Lines, Inc.	2.898 - 3.052	09/30/2019	09/29/2014	17,844	17,846	0.63
Norwegian Air Shuttle	4.110 - 4.250	06/24/2026	06/25/2014 - 09/08/2014	16,014	15,719	0.55
Norwegian Air Shuttle	5.860 - 6.110	06/24/2021	06/25/2014	10,319	10,373	0.36
Odebrecht Offshore Drilling Finance Ltd.	6.625	10/01/2023	12/08/2014 - 01/16/2015	4,212	1,698	0.06
Odebrecht Offshore Drilling Finance Ltd.	6.750	10/01/2023	02/09/2015	1,107	527	0.02
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	7,000	7,020	0.25
Rise Ltd.	4.750	01/31/2021	02/11/2014	3,520	3,489	0.12

				$ 76,909	$73,693	2.59%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
JPS	0.940%	03/31/2017	04/03/2017	$25,500	U.S. Treasury Bonds 3.750% due 11/15/2043	$(26,165)	$25,500	$25,502
SSB	0.050	03/31/2017	04/03/2017	7,482	U.S. Treasury Notes 1.625% due 12/31/2019(2)	(7,633)	7,482	7,482

Total Repurchase Agreements						$(33,798)	$32,982	$32,984

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
IND	0.760%	03/28/2017	04/06/2017	$(24,219)	$(24,222)
	0.790	03/01/2017	04/17/2017	(1,741)	(1,743)
JPS	0.690	03/31/2017	04/03/2017	(25,480)	(25,481)
	0.600	03/15/2017	04/17/2017	(59,012)	(59,031)
	0.610	03/15/2017	04/05/2017	(36,052)	(36,063)
NXN	0.750	01/13/2017	04/13/2017	(84,654)	(84,796)
	0.750	02/09/2017	04/10/2017	(48,388)	(48,441)
	0.760	01/17/2017	04/17/2017	(112,654)	(112,835)
	0.760	02/06/2017	04/06/2017	(47,563)	(47,619)
	0.770	01/23/2017	04/21/2017	(87,936)	(88,067)
	0.780	01/26/2017	04/26/2017	(128,756)	(128,943)
RDR	0.950	03/09/2017	06/08/2017	(43,812)	(43,841)

Total Reverse Repurchase Agreements					$(701,082)

76	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(i)	Securities with an aggregate market value of $700,889 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
IND	$0	$(25,965)	$0	$(25,965)	$25,519	$(446)
JPS	25,502	(120,575)	0	(95,073)	93,153	(1,920)
NXN	0	(510,701)	0	(510,701)	508,207	(2,494)
RBC	0	0	0	0	(1,286)	(1,286)
RDR	0	(43,841)	0	(43,841)	44,926	1,085
SSB	7,482	0	0	7,482	(7,633)	(151)

Total Borrowings and Other Financing Transactions	$32,984	$(701,082)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(657,241)	$(43,841)	$0	$(701,082)

Total Borrowings	$0	$(657,241)	$(43,841)	$0	$(701,082)

Gross amount of recognized liabilities for reverse repurchase agreements					$(701,082)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(841,237) at a weighted average interest rate of 0.577%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2018	2,899	$(835)	$0	$(217)
90-Day Eurodollar March Futures	Short	03/2019	1,316	(406)	0	(99)
90-Day Eurodollar September Futures	Short	09/2018	1,267	(327)	0	(95)
U.S. Treasury 10-Year Note June Futures	Long	06/2017	433	145	95	0

Total Futures Contracts				$(1,423)	$95	$(411)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Anadarko Petroleum Corp.	1.000%	06/20/2019	0.382%	$	1,000	$14	$14	$0	$0
Anadarko Petroleum Corp.	1.000	12/20/2020	0.776		3,250	27	90	0	0
AT&T, Inc.	1.000	03/20/2023	1.037		13,400	(22)	74	0	(13)
Berkshire Hathaway, Inc.	1.000	12/20/2020	0.437		3,900	81	25	0	(1)
Berkshire Hathaway, Inc.	1.000	12/20/2021	0.578		19,600	381	219	0	(5)
Berkshire Hathaway, Inc.	1.000	12/20/2023	0.888		5,000	37	79	0	(4)
Caterpillar, Inc.	1.000	12/20/2020	0.381		3,200	(73)	(7)	1	0
Deere & Co.	1.000	12/20/2020	0.248		1,925	(53)	(10)	0	0
Devon Energy Corp.	1.000	12/20/2020	0.746		13,350	127	380	1	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	77

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Enbridge, Inc.	1.000%	09/20/2017	0.259%	$	15,000	$59	$(3)	$1	$0
Ford Motor Co.	5.000	12/20/2021	1.212		15,700	2,684	313	0	(17)
General Motors Co.	5.000	12/20/2021	1.255		3,400	574	22	0	(4)
General Motors Co.	5.000	06/20/2022	1.443		7,800	1,365	(3)	0	(2)
Hess Corp.	1.000	06/20/2021	1.116		2,000	(9)	79	1	0
MetLife, Inc.	1.000	06/20/2021	0.589		5,700	98	58	1	0
MetLife, Inc.	1.000	09/20/2021	0.656		18,000	272	194	0	(5)
MetLife, Inc.	1.000	12/20/2021	0.715		8,500	112	111	0	(4)
MetLife, Inc.	1.000	06/20/2022	0.816		6,900	65	8	1	0
Pacific Gas & Electric Co.	1.000	06/20/2021	0.467		2,000	44	7	1	0
Prudential Financial, Inc.	1.000	06/20/2021	0.487		9,400	200	120	2	0
Shell International Finance BV	1.000	03/20/2021	0.471	EUR	8,000	183	50	1	0
Telefonica Emisiones S.A.U.	1.000	06/20/2021	0.813		12,000	106	218	3	0
Volkswagen International Finance NV	1.000	12/20/2020	0.698		2,450	30	25	0	(1)
Volkswagen International Finance NV	1.000	12/20/2021	0.882		3,900	25	55	0	(2)

						$6,327	$2,118	$13	$(58)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.EM-27 5-Year Index	1.000%	06/20/2022	$11,100	$(585)	$14	$0	$(17)
CDX.HY-26 5-Year Index	5.000	06/20/2021	10,692	940	457	8	0
CDX.HY-27 5-Year Index	5.000	12/20/2021	74,547	6,042	1,823	55	0
CDX.IG-27 5-Year Index	1.000	12/20/2021	262,350	4,960	1,878	102	0
CDX.IG-28 5-Year Index	1.000	06/20/2022	9,200	156	9	4	0

				$11,513	$4,181	$169	$(17)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Year BRL-CDI	10.120%	01/02/2025	BRL	51,400	$125	$125	$0	$(8)
Pay	1-Year BRL-CDI	10.300	01/02/2025		101,000	468	342	0	(16)
Receive	3-Month USD-LIBOR	2.250	03/16/2019	$	306,800	(3,935)	1,404	0	(90)
Receive(5)	3-Month USD-LIBOR	1.250	06/21/2022		26,600	1,119	7	0	(25)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		47,300	2,465	773	0	(76)
Receive(5)	3-Month USD-LIBOR	1.500	06/21/2027		9,800	823	(26)	0	(14)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		26,000	909	1,435	0	(43)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		26,400	2,391	1,124	0	(43)
Pay	3-Month ZAR-JIBAR	8.300	03/15/2027	ZAR	73,200	61	173	0	(26)
Pay(5)	3-Month ZAR-JIBAR	8.000	09/20/2027		25,900	(30)	(30)	0	(11)
Receive	6-Month EUR-EURIBOR	0.950	03/25/2025	EUR	1,200	(41)	3	0	(2)
Receive(5)	6-Month EUR-EURIBOR	1.000	09/20/2027		40,600	(565)	(187)	0	(18)
Pay(5)	6-Month EUR-EURIBOR	1.000	09/20/2027		6,000	(83)	(13)	0	(6)
Receive(5)	6-Month GBP-LIBOR	1.000	09/20/2022	GBP	75,500	393	(102)	248	0
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027		80,100	(2,535)	(1,349)	0	(410)
Receive(5)	6-Month GBP-LIBOR	1.750	03/21/2048		3,550	(365)	(168)	0	(45)
Receive	6-Month JPY-LIBOR	1.000	09/18/2023	JPY	2,480,000	(1,241)	121	10	0
Receive(5)	6-Month JPY-LIBOR	1.000	09/20/2024		4,420,000	(1,513)	115	25	0
Receive(5)	6-Month JPY-LIBOR	0.450	03/20/2029		340,000	(9)	0	6	0
Receive(5)	6-Month JPY-LIBOR	0.415	03/25/2029		40,000	0	0	1	0
Pay	6-Month JPY-LIBOR	1.250	06/17/2035		1,040,000	(1,055)	248	19	0
Pay	28-Day MXN-TIIE	5.798	09/06/2021	MXN	56,400	(164)	(14)	5	0
Pay	28-Day MXN-TIIE	7.278	03/22/2022		10,900	2	2	1	0
Pay	28-Day MXN-TIIE	7.317	03/23/2022		15,400	4	4	2	0
Pay	28-Day MXN-TIIE	5.740	04/24/2023		497,700	(2,069)	(615)	57	0
Pay	28-Day MXN-TIIE	5.738	04/25/2023		156,400	(651)	(44)	18	0
Pay	28-Day MXN-TIIE	5.925	08/04/2023		10,500	(40)	(2)	1	0
Pay	28-Day MXN-TIIE	5.935	08/04/2023		10,500	(40)	(2)	1	0
Pay	28-Day MXN-TIIE	7.380	11/04/2026		7,400	(1)	8	2	0
Pay	28-Day MXN-TIIE	7.740	02/22/2027		22,500	29	32	5	0
Pay	28-Day MXN-TIIE	6.190	01/03/2035		153,700	(1,351)	(1)	54	0
Pay	UKRPI	3.530	10/15/2031	GBP	10,600	46	(49)	0	(41)
Pay	UKRPI	3.585	10/15/2046		800	66	75	0	(8)

						$(6,787)	$3,389	$455	$(882)

Total Swap Agreements						$11,053	$9,688	$637	$(957)

78	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(k)	Securities with an aggregate market value of $57,253 and cash of $5,675 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$95	$637	$732	$0	$(411)	$(957)	$(1,368)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	INR	409,754		$5,954	$0	$(362)
	04/2017		$1,506	JPY	167,439	0	(2)
	05/2017	JPY	167,439		$1,507	2	0
	08/2017		$756	MXN	14,617	9	0
BPS	04/2017	BRL	44,396		$14,012	0	(169)
	04/2017	EUR	45,522		48,377	0	(186)
	04/2017		$14,390	BRL	44,396	0	(208)
	04/2017		46,074	EUR	42,720	0	(500)
	04/2017		328	MXN	6,194	2	0
	05/2017	EUR	42,720		$46,133	501	0
	01/2018	BRL	50,000		15,092	0	(17)
CBK	06/2017		$9,113	IDR	122,863,905	56	0
DUB	04/2017		13,485	RUB	806,055	781	0
	05/2017	PLN	19,678		$4,900	0	(60)
	06/2017	SGD	19,752		13,992	0	(137)
FBF	04/2017		$137	MXN	2,731	8	0
	08/2017	MXN	150,000		$7,509	0	(341)
GLM	04/2017	GBP	978		1,216	0	(9)
	04/2017		$19,629	GBP	15,797	163	0
	04/2017		14,018	MXN	291,752	1,534	0
	05/2017	GBP	15,797		$19,642	0	(163)
	05/2017	ZAR	27,760		2,025	6	(39)
HUS	04/2017	JPY	167,439		1,491	0	(13)
	05/2017		$101	ZAR	1,363	0	0
	06/2017	HKD	1,834		$237	0	0
	06/2017	KRW	11,625,078		10,073	0	(338)
	06/2017		$3,007	PEN	9,977	40	0
JPM	04/2017	BRL	44,396		$14,150	0	(31)
	04/2017		$14,012	BRL	44,396	169	0
	04/2017		2,405	EUR	2,225	0	(32)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	79

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2017		$522	MXN	10,202	$22	$0
	05/2017		14,068	BRL	44,396	21	0
	05/2017		3,569	ZAR	48,461	36	(13)
MSB	04/2017	GBP	14,819		$18,585	18	0
SCX	05/2017		$41,506	CNH	288,345	303	0
	05/2017		2,111	IDR	29,583,540	104	0
	06/2017	KRW	1,146,601		$996	0	(31)
	12/2017	CNH	281,412		38,714	0	(1,518)
SOG	04/2017		$614	EUR	577	1	0
	12/2017	CNH	203,098		$28,012	0	(1,025)
TOR	06/2017		$3,964	PEN	13,214	72	0
UAG	04/2017		19,484	INR	1,338,674	1,150	0
	05/2017		992	IDR	13,873,120	47	0
	06/2017	KRW	3,482,374		$3,037	0	(82)

Total Forward Foreign Currency Contracts						$5,045	$(5,276)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.933%	08/13/2018	$	8,500	$884	$477
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.230	02/19/2019		22,700	1,074	1,064
FAR	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690	08/26/2019		300	14	32
FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950	08/15/2017		6,700	413	1
GLM	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.550	02/21/2018	GBP	8,500	58	39
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.470	03/01/2018		10,000	66	57
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.100	03/08/2019	$	5,000	338	286
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.200	03/18/2019		20,900	1,045	1,057
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.630	12/16/2019		4,600	265	179
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950	08/15/2017		24,100	1,687	4
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	12/18/2017		18,000	1,454	489
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.185	09/17/2018		28,500	2,636	1,131
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.900	11/07/2019		12,800	1,216	1,122

								$11,150	$5,938

Total Purchased Options								$11,150	$5,938

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$10,900	$(94)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	7,000	(90)	0
DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	3,000	(30)	0

						$(214)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.900%	08/13/2018	$	37,400	$(884)	$(300)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	02/19/2019		116,200	(1,189)	(1,267)
FAR	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	08/26/2019		1,500	(15)	(36)
FBF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.910	08/15/2017		26,800	(415)	0
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.980	02/21/2018		11,000	(61)	(37)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.970	03/08/2019		21,800	(338)	(256)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	03/18/2019		104,500	(1,054)	(1,131)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/16/2019		20,100	(263)	(158)

80	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950%	08/15/2017	$	96,700	$(1,736)	$0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	12/18/2017		79,000	(1,484)	(266)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	03/01/2018		13,000	(75)	(44)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	09/17/2018		125,400	(2,648)	(953)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	11/07/2019		64,000	(1,216)	(1,301)

								$(11,378)	$(5,749)

Total Written Options								$(11,592)	$(5,749)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		1,022		(9)		(556)		(457)		0
Notional Amount in $	$	1,118,420	$	820,190	$	(415,450)	$	(764,860)	$	(20,000)	$	738,300
Notional Amount in EUR	EUR	74,700	EUR	374,700	EUR	(97,200)	EUR	(338,400)	EUR	(13,800)	EUR	0
Premiums	$	(15,334)	$	(4,737)	$	2,412	$	5,850	$	217	$	(11,592)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	06/20/2021	1.009%	$	2,000	$(64)	$64	$0	$0
	Mexico Government International Bond	1.000	06/20/2021	0.989		500	(10)	10	0	0
	Mexico Government International Bond	1.000	12/20/2021	1.161		4,000	(134)	107	0	(27)
	Morgan Stanley	1.000	06/20/2020	0.545		10,000	96	51	147	0
BPS	China Government International Bond	1.000	12/20/2020	0.568		4,000	(76)	140	64	0
	Deutsche Bank AG	1.000	12/20/2017	0.355	EUR	1,000	(16)	22	6	0
	Petrobras Global Finance BV	1.000	06/20/2018	0.693	$	5,400	(270)	292	22	0
BRC	Colombia Government International Bond	1.000	06/20/2021	1.009		5,500	(170)	170	0	0
	Mexico Government International Bond	1.000	06/20/2021	0.989		300	(6)	6	0	0
	Mexico Government International Bond	1.000	12/20/2021	1.161		4,000	(136)	109	0	(27)
CBK	Credit Suisse Group Finance	1.000	06/20/2017	0.277	EUR	800	3	(1)	2	0
	Deutsche Bank AG	1.000	12/20/2017	0.355		600	(8)	11	3	0
	Goldman Sachs Group, Inc.	1.000	09/20/2020	0.589	$	16,400	91	142	233	0
	Italy Government International Bond	1.000	12/20/2021	1.195		26,000	(765)	551	0	(214)
	Shire Acquisitions Investments Ireland DAC	1.000	12/20/2021	1.181	EUR	4,400	(163)	125	0	(38)
DUB	Colombia Government International Bond	1.000	06/20/2021	1.009	$	400	(12)	12	0	0
	Mexico Government International Bond	1.000	03/20/2019	0.466		15,050	115	48	163	0
FBF	Goldman Sachs Group, Inc.	1.000	09/20/2020	0.589		1,400	0	20	20	0
	Mexico Government International Bond	1.000	06/20/2021	0.989		4,500	(122)	126	4	0
GST	BHP Billiton Finance USA Ltd.	1.000	12/20/2020	0.538		2,600	(80)	124	44	0
	China Government International Bond	1.000	06/20/2021	0.647		6,400	(30)	124	94	0
	Gazprom OAO Via Gaz Capital S.A.	1.000	06/20/2020	1.393		8,800	(1,394)	1,290	0	(104)
	Mexico Government International Bond	1.000	06/20/2021	0.989		1,400	(41)	42	1	0
	Morgan Stanley	1.000	12/20/2020	0.614		1,100	(2)	18	16	0
HUS	China Government International Bond	1.000	09/20/2020	0.520		4,675	(41)	119	78	0
	China Government International Bond	1.000	06/20/2021	0.647		800	(8)	20	12	0
	Colombia Government International Bond	1.000	06/20/2021	1.009		2,250	(69)	69	0	0
JPM	Deutsche Bank AG	1.000	12/20/2017	0.355	EUR	400	(6)	8	2	0
	Goldman Sachs Group, Inc.	1.000	06/20/2020	0.550	$	10,000	57	88	145	0
	Goldman Sachs Group, Inc.	1.000	12/20/2020	0.623		1,800	7	18	25	0
	Masco Corp.	5.000	09/20/2020	0.509		7,000	993	84	1,077	0
	Mexico Government International Bond	1.000	12/20/2021	1.161		1,800	(58)	46	0	(12)
	UniCredit SpA	1.000	12/20/2019	2.223	EUR	500	(27)	9	0	(18)
MYC	Entergy Corp.	1.000	03/20/2021	0.499	$	2,500	(271)	320	49	0
	Mexico Government International Bond	1.000	03/20/2019	0.466		22,600	138	106	244	0
UAG	China Government International Bond	1.000	06/20/2021	0.647		1,000	(9)	24	15	0

							$(2,488)	$4,514	$2,466	$(440)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	81

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date		Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	CDX.HY-25 5-Year Index 25-35%	5.000%	12/20/2020	$	2,900	$73	$342	$415	$0
BRC	iTraxx Japan 26 5-Year Index	1.000	12/20/2021	JPY	23,000	5	0	5	0
CBK	CDX.HY-27 5-Year Index 25-35%	5.000	12/20/2021	$	250	20	15	35	0
	iTraxx Japan 26 5-Year Index	1.000	12/20/2021	JPY	10,000	2	0	2	0
	MCDX-27 5-Year Index	1.000	12/20/2021	$	55,400	629	167	796	0
DUB	iTraxx Japan 26 5-Year Index	1.000	12/20/2021	JPY	48,000	11	(1)	10	0
FBF	CMBX.NA.AAA.8 Index	0.500	10/17/2057	$	31,000	(1,534)	1,116	0	(418)
GST	CDX.HY-27 5-Year Index 25-35%	5.000	12/20/2021		2,500	211	136	347	0
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		2,200	(111)	81	0	(30)
	CMBX.NA.BB.6 Index	5.000	05/11/2063		4,800	(693)	(281)	0	(974)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047		8,100	(800)	67	0	(733)
	iTraxx Japan 26 5-Year Index	1.000	12/20/2021	JPY	22,000	5	0	5	0
JPM	CDX.HY-27 5-Year Index 25-35%	5.000	12/20/2021	$	250	21	14	35	0
	iTraxx Japan 27 5-Year Index	1.000	06/20/2022	JPY	67,000	18	0	18	0
MEI	CMBX.NA.AAA.8 Index	0.500	10/17/2057	$	1,600	(86)	64	0	(22)
	CMBX.NA.BB.6 Index	5.000	05/11/2063		2,400	(346)	(141)	0	(487)
	CMBX.NA.BBB-.10 Index	3.000	11/17/2059		1,600	(152)	(10)	0	(162)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047		2,700	(262)	18	0	(244)
MYC	CMBX.NA.AAA.9 Index	0.500	09/17/2058		1,000	(38)	17	0	(21)
	CMBX.NA.BB.6 Index	5.000	05/11/2063		2,300	(320)	(146)	0	(466)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058		3,400	(353)	(44)	0	(397)

						$(3,700)	$1,414	$1,668	$(3,954)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date		Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.273%	09/30/2020		$4,350	$0	$153	$153	$0
	Pay	CPURNSA	1.303	09/30/2020		19,500	0	656	656	0
BPS	Pay	3-Month CNY-CNREPOFIX	3.540	12/06/2021	CNY	76,400	0	(161)	0	(161)
GLM	Pay	3-Month CNY-CNREPOFIX	3.500	12/12/2021		32,000	0	(76)	0	(76)
JPM	Pay	3-Month CNY-CNREPOFIX	3.550	12/05/2021		93,400	0	(191)	0	(191)
	Pay	3-Month CNY-CNREPOFIX	3.580	12/07/2021		64,700	0	(121)	0	(121)
SCX	Pay	3-Month CNY-CNREPOFIX	3.710	12/19/2021		54,100	0	(60)	0	(60)

							$0	$200	$809	$(609)

Total Swap Agreements							$(6,188)	$6,128	$4,943	$(5,003)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(m)	Securities with an aggregate market value of $7,340 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$11	$0	$1,371	$1,382	$(364)	$0	$(27)	$(391)	$991	$(810)	$181
BPS	503	0	92	595	(1,080)	0	(161)	(1,241)	(646)	1,000	354
BRC	0	0	5	5	0	0	(27)	(27)	(22)	108	86
CBK	56	0	1,071	1,127	0	0	(252)	(252)	875	(820)	55
DUB	781	1,541	173	2,495	(197)	(1,567)	0	(1,764)	731	(1,211)	(480)
FAR	0	32	0	32	0	(36)	0	(36)	(4)	0	(4)
FBF	8	1	24	33	(341)	0	(418)	(759)	(726)	649	(77)
GLM	1,703	1,618	0	3,321	(211)	(1,582)	(76)	(1,869)	1,452	(1,380)	72
GST	0	0	507	507	0	0	(1,841)	(1,841)	(1,334)	1,533	199
HUS	40	0	90	130	(351)	0	0	(351)	(221)	274	53
JPM	248	0	1,302	1,550	(76)	0	(342)	(418)	1,132	(1,080)	52

82	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
MEI	$0	$0	$0	$0	$0	$0	$(915)	$(915)	$(915)	$991	$76
MSB	18	0	0	18	0	0	0	0	18	(90)	(72)
MYC	0	2,746	293	3,039	0	(2,564)	(884)	(3,448)	(409)	262	(147)
SCX	407	0	0	407	(1,549)	0	(60)	(1,609)	(1,202)	1,049	(153)
SOG	1	0	0	1	(1,025)	0	0	(1,025)	(1,024)	975	(49)
TOR	72	0	0	72	0	0	0	0	72	0	72
UAG	1,197	0	15	1,212	(82)	0	0	(82)	1,130	(1,010)	120

Total Over the Counter	$5,045	$5,938	$4,943	$15,926	$(5,276)	$(5,749)	$(5,003)	$(16,028)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$95	$95
Swap Agreements	0	182	0	0	455	637

	$0	$182	$0	$0	$550	$732

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,045	$0	$5,045
Purchased Options	0	0	0	0	5,938	5,938
Swap Agreements	0	4,134	0	0	809	4,943

	$0	$4,134	$0	$5,045	$6,747	$15,926

	$0	$4,316	$0	$5,045	$7,297	$16,658

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$411	$411
Swap Agreements	0	75	0	0	882	957

	$0	$75	$0	$0	$1,293	$1,368

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,276	$0	$5,276
Written Options	0	0	0	0	5,749	5,749
Swap Agreements	0	4,394	0	0	609	5,003

	$0	$4,394	$0	$5,276	$6,358	$16,028

	$0	$4,469	$0	$5,276	$7,651	$17,396

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	83

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$205	$205
Futures	0	0	0	0	(1,489)	(1,489)
Swap Agreements	0	41,344	0	0	(12,228)	29,116

	$0	$41,344	$0	$0	$(13,512)	$27,832

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,325	$0	$3,325
Purchased Options	0	(13)	0	(559)	(2,012)	(2,584)
Written Options	0	1,901	0	3,644	2,327	7,872
Swap Agreements	0	9,059	0	0	1,144	10,203

	$0	$10,947	$0	$6,410	$1,459	$18,816

	$0	$52,291	$0	$6,410	$(12,053)	$46,648

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,458	$5,458
Swap Agreements	0	(1,903)	0	0	21,135	19,232

	$0	$(1,903)	$0	$0	$26,593	$24,690

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,413	$0	$8,413
Purchased Options	0	0	0	79	(371)	(292)
Written Options	0	(605)	0	(1,367)	(109)	(2,081)
Swap Agreements	0	8,047	0	0	(91)	7,956

	$0	$7,442	$0	$7,125	$(571)	$13,996

	$0	$5,539	$0	$7,125	$26,022	$38,686

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$69,035	$71,586	$140,621
Corporate Bonds & Notes
Banking & Finance	0	706,419	13,055	719,474
Industrials	0	932,923	1,567	934,490
Utilities	0	265,714	0	265,714
Municipal Bonds & Notes
California	0	66,269	0	66,269
Georgia	0	11,472	0	11,472
Illinois	0	9,312	0	9,312
Indiana	0	1,063	0	1,063
Michigan	0	687	0	687
New Jersey	0	949	0	949
New York	0	28,986	0	28,986
Ohio	0	16,501	0	16,501
Pennsylvania	0	13,970	0	13,970
Tennessee	0	4,074	0	4,074
Texas	0	15,061	0	15,061
Virginia	0	2,691	0	2,691
Washington	0	1,396	0	1,396
West Virginia	0	1,046	0	1,046
U.S. Government Agencies	0	120,278	0	120,278
U.S. Treasury Obligations	0	994,885	0	994,885
Non-Agency Mortgage-Backed Securities	0	35,152	0	35,152
Asset-Backed Securities	0	47,508	4,325	51,833
Sovereign Issues	0	54,405	0	54,405
Warrants
Utilities	5	0	0	5
Preferred Securities
Banking & Finance	3,137	9,399	0	12,536
Utilities	4,689	4,841	0	9,530

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Short-Term Instruments
Repurchase Agreements	$0	$32,982	$0	$32,982
Mexico Treasury Bills	0	7,030	0	7,030
U.S. Treasury Bills	0	915	0	915

	$7,831	$3,454,963	$90,533	$3,553,327

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$103,208	$0	$0	$103,208

Total Investments	$111,039	$3,454,963	$90,533	$3,656,535

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	95	637	0	732
Over the counter	0	15,926	0	15,926

	$95	$16,563	$0	$16,658

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(411)	(957)	0	(1,368)
Over the counter	0	(15,990)	(38)	(16,028)

	$(411)	$(16,947)	$(38)	$(17,396)

Total Financial Derivative Instruments	$(316)	$(384)	$(38)	$(738)

Totals	$110,723	$3,454,579	$90,495	$3,655,797

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

84	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases(1)	Net Sales(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017(2)
Investments in Securities, at Value
Loan Participations and Assignments	$79,890	$4,498	$(12,211)	$(4)	$(3)	$(584)	$0	$0	$71,586	$(602)
Corporate Bonds & Notes
Banking & Finance	17,081	0	(4,235)	40	46	123	0	0	13,055	(441)
Industrials	0	1,657	(93)	0	0	3	0	0	1,567	3
Utilities	1,697	0	(1,656)	0	0	(41)	0	0	0	0
Asset-Backed Securities	1,622	0	(600)	0	0	21	4,325	(1,043)	4,325	0

	$100,290	$6,155	$(18,795)	$36	$43	$(478)	$4,325	$(1,043)	$90,533	$(1,040)

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$(163)	$0	$0	$125	$0	$0	$(38)	$125

Totals	$100,290	$6,155	$(18,958)	$36	$43	$(353)	$4,325	$(1,043)	$90,495	$(915)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$71,586	Proxy Pricing	Base Price	98.250-101.000
Corporate Bonds & Notes
Banking & Finance	7,020	Proxy Pricing	Base Price	102.667
	6,035	Reference Instrument	Spread movement	204.000 bps
Industrials	1,567	Proxy Pricing	Base Price	100.000
Asset-Backed Securities	4,325	Third Party Vendor	Broker Quote	99.625

Financial Derivative Instruments - Liabilities
Over the counter	(38)	Indicative Market Quotation	Broker Quote	(0.840)

Total	$90,495

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	85

Schedule of Investments PIMCO Low Duration Income Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 5.5%
AerCap Holdings N.V.
3.397% due 10/06/2023		$629	$635
Avolon Holdings Ltd.
2.250% due 09/20/2020		24	24
3.500% due 03/20/2022		162	164
BWAY Corp.
3.500% due 03/22/2024		70	70
Change Healthcare Holdings, Inc.
3.750% due 03/01/2024		500	502
Charter Communications Operating LLC
2.990% due 07/01/2020		780	783
2.990% due 01/03/2021		98	98
3.232% due 01/15/2024		891	897
Cortes NP Acquisition Corp.
6.000% - 6.039% due 11/30/2023		97	98
Cyxtera Technologies, Inc.
4.750% due 03/28/2024		27	27
Diamond Resorts Corp.
7.000% due 08/11/2023		199	201
Endo Luxembourg Finance Co. SARL
4.000% due 09/26/2022		790	791
Energy Future Intermediate Holding Co. LLC
4.304% due 06/30/2017		7,354	7,360
Gardner Denver, Inc.
4.250% - 4.568% due 07/30/2020		998	997
Gates Global, Inc.
4.397% due 07/06/2021		1,153	1,157
Hilton Worldwide Finance LLC
2.982% due 10/25/2023		2,694	2,718
3.500% due 10/26/2020		198	200
Ineos Finance PLC
3.250% due 04/01/2024	EUR	100	107
Intelsat Jackson Holdings S.A.
3.887% due 06/30/2019		$333	328
Las Vegas Sands LLC
2.980% due 12/19/2020		879	880
Nielsen Finance LLC
3.354% due 10/04/2023		100	101
OGX
13.000% due 04/10/2049 ^		751	204
Restaurant Brands International, Inc.
3.250% due 02/14/2024		48	48
Rise Ltd.
4.750% due 01/31/2021 (f)		3,240	3,225
RPI Finance Trust
2.250% due 03/27/2023		74	74
Sprint Communications, Inc.
3.500% due 02/02/2024		200	200
Univision Communications, Inc.
TBD% due 03/15/2024		199	198
UPC Financing Partnership
3.662% due 04/15/2025		100	100
Valeant Pharmaceuticals International, Inc.
5.570% due 04/01/2022		279	281
Ziggo Secured Finance BV
3.000% due 04/15/2025	EUR	1,800	1,921

Total Loan Participations and Assignments (Cost $24,723)			24,389

CORPORATE BONDS & NOTES 31.9%

BANKING & FINANCE 21.4%
AerCap Ireland Capital DAC
2.750% due 05/15/2017		$1,400	1,402
4.500% due 05/15/2021		500	525
5.000% due 10/01/2021		500	536
Akelius Residential Property AB
3.375% due 09/23/2020	EUR	100	116
Ally Financial, Inc.
3.250% due 02/13/2018		$1,900	1,917

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 01/27/2019		$100	$101
3.600% due 05/21/2018		1,900	1,928
4.125% due 03/30/2020		200	205
8.000% due 11/01/2031		330	396
Banco do Brasil S.A.
6.000% due 01/22/2020		700	747
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)	EUR	500	547
Barclays Bank PLC
7.750% due 04/10/2023		$1,500	1,580
14.000% due 06/15/2019 (e)	GBP	3,300	5,070
Bear Stearns Cos. LLC
7.250% due 02/01/2018		$500	523
BPCE S.A.
12.500% due 09/30/2019 (e)		1,400	1,694
BRFkredit A/S
1.000% due 01/01/2018	DKK	26,200	3,797
4.000% due 01/01/2018		50,500	7,489
CIT Group, Inc.
3.875% due 02/19/2019		$500	514
4.250% due 08/15/2017		2,000	2,020
5.375% due 05/15/2020		130	139
5.500% due 02/15/2019		1,901	2,003
Citigroup, Inc.
1.800% due 01/10/2020		300	301
Cooperatieve Rabobank UA
8.400% due 06/29/2017 (e)		8,822	8,962
Credit Agricole S.A.
8.125% due 10/26/2019 (e)	GBP	200	284
8.125% due 09/19/2033		$200	215
Credit Suisse AG
5.750% due 09/18/2025	EUR	700	838
Credit Suisse Group AG
3.574% due 01/09/2023		$500	500
Crown Castle International Corp.
4.000% due 03/01/2027		30	30
CyrusOne LP
5.000% due 03/15/2024		25	26
5.375% due 03/15/2027		13	13
Deutsche Bank AG
1.350% due 05/30/2017		100	100
4.250% due 10/14/2021		2,820	2,893
Dexia Credit Local S.A.
2.250% due 02/18/2020		1,500	1,498
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		217	225
Equinix, Inc.
5.375% due 05/15/2027		76	79
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018 ^		2,920	88
Howard Hughes Corp.
5.375% due 03/15/2025		79	78
International Lease Finance Corp.
8.250% due 12/15/2020		2,800	3,311
KBC Bank NV
8.000% due 01/25/2023		1,400	1,469
Kennedy Wilson Europe Real Estate PLC
3.950% due 06/30/2022	GBP	1,100	1,455
Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		$800	854
Navient Corp.
4.875% due 06/17/2019		2,815	2,889
6.500% due 06/15/2022		249	251
8.000% due 03/25/2020		3,600	3,919
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2017	DKK	26,100	3,789
Novo Banco S.A.
5.000% due 04/23/2019	EUR	506	500
5.000% due 05/21/2019		1,200	1,183
Nykredit Realkredit A/S
1.000% due 01/01/2018	DKK	14,900	2,161
1.000% due 04/01/2018		7,100	1,034
1.000% due 07/01/2018		7,100	1,037
2.000% due 04/01/2018		14,550	2,140

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Omega Healthcare Investors, Inc.
4.375% due 08/01/2023		$130	$132
4.500% due 01/15/2025		400	400
4.950% due 04/01/2024		800	825
OneMain Financial Holdings LLC
6.750% due 12/15/2019		1,600	1,678
7.250% due 12/15/2021		521	548
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018 (d)		484	475
Realkredit Danmark A/S
1.000% due 04/01/2018	DKK	30,750	4,481
2.000% due 01/01/2018		4,750	694
2.000% due 04/01/2018		4,750	698
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (e)		$200	198
8.625% due 08/15/2021 (e)		2,600	2,717
Springleaf Finance Corp.
6.900% due 12/15/2017		200	206
TIG FinCo PLC
8.500% due 03/02/2020	GBP	450	579
UBS AG
4.750% due 05/22/2023		$200	205
7.625% due 08/17/2022		2,100	2,433
WEA Finance LLC
2.700% due 09/17/2019		200	202
Wells Fargo & Co.
2.153% due 01/24/2023		3,686	3,730

			95,572

INDUSTRIALS 7.4%
Afren PLC
10.250% due 04/08/2019 ^		2,830	15
ALROSA Finance S.A.
7.750% due 11/03/2020		1,500	1,722
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	2,300	2,600
7.750% due 05/15/2022		$300	319
B&G Foods, Inc.
5.250% due 04/01/2025 (a)		60	61
Broadcom Corp.
2.375% due 01/15/2020		81	81
3.000% due 01/15/2022		110	110
BWAY Holding Co.
5.500% due 04/15/2024 (a)		100	101
7.250% due 04/15/2025 (a)		71	71
California Resources Corp.
8.000% due 12/15/2022		45	37
Cardtronics, Inc.
5.500% due 05/01/2025 (a)		23	23
CDW LLC
5.000% due 09/01/2025		41	42
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		700	732
Chobani LLC
7.500% due 04/15/2025 (a)		54	56
CommScope Technologies LLC
5.000% due 03/15/2027		51	51
Community Health Systems, Inc.
6.250% due 03/31/2023		112	115
Continental Airlines Pass-Through Trust
6.000% due 07/12/2020		315	327
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^		1,200	0
9.250% due 06/30/2020 ^		2,300	0
Cott Holdings, Inc.
5.500% due 04/01/2025		25	25
CVS Pass-Through Trust
7.507% due 01/10/2032		89	110
Delta Air Lines Pass-Through Trust
6.718% due 07/02/2024		501	559
7.750% due 06/17/2021		77	85
Diamond Finance Corp.
3.480% due 06/01/2019		294	302

86	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Diamond Resorts International, Inc.
7.750% due 09/01/2023		$317	$333
DISH DBS Corp.
7.875% due 09/01/2019		2,500	2,762
Dole Food Co., Inc.
7.250% due 06/15/2025 (a)		49	49
Dollar Tree, Inc.
5.250% due 03/01/2020		100	103
Eagle Acquisition Co. LLC
6.000% due 04/01/2025		19	20
Energy Transfer Partners LP
9.000% due 04/15/2019		407	459
Enterprise Products Operating LLC
7.034% due 01/15/2068		600	625
Everett Spinco, Inc.
4.250% due 04/15/2024		27	27
4.750% due 04/15/2027		50	51
Gartner, Inc.
5.125% due 04/01/2025		38	39
General Motors Co.
3.500% due 10/02/2018		100	102
Goodyear Tire & Rubber Co.
4.875% due 03/15/2027		29	29
HCA, Inc.
4.750% due 05/01/2023		500	522
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	300	308
Hexion, Inc.
10.375% due 02/01/2022		$28	28
13.750% due 02/01/2022		30	29
Hiland Partners Holdings LLC
5.500% due 05/15/2022		300	313
Hilton Worldwide Finance LLC
4.625% due 04/01/2025		142	144
4.875% due 04/01/2027		90	91
KazMunayGas National Co. JSC
9.125% due 07/02/2018		900	971
Kinder Morgan Energy Partners LP
5.300% due 09/15/2020		300	325
Latam Airlines Pass-Through Trust
4.500% due 08/15/2025		1,257	1,232
Masco Corp.
5.950% due 03/15/2022		110	124
MCE Finance Ltd.
5.000% due 02/15/2021		1,275	1,297
Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025		11	11
OGX Austria GmbH
8.375% due 04/01/2022 ^		8,500	1
8.500% due 06/01/2018 ^		10,900	0
Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		78	81
5.500% due 02/15/2024		21	22
Quintiles IMS, Inc.
3.250% due 03/15/2025	EUR	100	106
QVC, Inc.
4.850% due 04/01/2024		$30	30
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		1,400	1,442
Rockies Express Pipeline LLC
6.000% due 01/15/2019		1,300	1,362
Schaeffler Finance BV
2.500% due 05/15/2020	EUR	1,400	1,518
SFR Group S.A.
5.625% due 05/15/2024		200	227
6.250% due 05/15/2024		$500	505
7.375% due 05/01/2026		2,200	2,274
Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021		1,800	1,765
Smithfield Foods, Inc.
2.700% due 01/31/2020		20	20
Symantec Corp.
5.000% due 04/15/2025		25	26

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
T-Mobile USA, Inc.
6.250% due 04/01/2021		$1,800	$1,856
Tech Data Corp.
3.700% due 02/15/2022		23	23
4.950% due 02/15/2027		50	51
Telefonica Emisiones S.A.U.
5.213% due 03/08/2047		150	153
Time Warner, Inc.
3.800% due 02/15/2027		62	61
Unitymedia Hessen GmbH & Co. KG
5.625% due 04/15/2023	EUR	240	272
UPC Holding BV
6.375% due 09/15/2022		200	225
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		$1,400	4
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		62	64
7.000% due 03/15/2024		119	122
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	100	127
WellCare Health Plans, Inc.
5.250% due 04/01/2025		$69	71
Wind Acquisition Finance S.A.
7.375% due 04/23/2021		500	521
Wyndham Worldwide Corp.
4.150% due 04/01/2024		24	24
4.500% due 04/01/2027		27	27
Yellowstone Energy LP
5.750% due 12/31/2026		2,468	2,473

			32,991

UTILITIES 3.1%
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020		2,100	2,137
8.146% due 04/11/2018		970	1,028
Majapahit Holding BV
7.750% due 01/20/2020		2,500	2,827
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		2,860	1,580
Petrobras Global Finance BV
5.375% due 01/27/2021		3,200	3,303
6.125% due 01/17/2022		82	86
8.375% due 05/23/2021		400	453
Sprint Capital Corp.
6.900% due 05/01/2019		40	43
Terraform Global Operating LLC
9.750% due 08/15/2022		2,050	2,309

			13,766

Total Corporate Bonds & Notes (Cost $172,883)			142,329

MUNICIPAL BONDS & NOTES 0.3%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044		50	45
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		200	202
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		70	72
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		135	123

			442

TEXAS 0.2%
Texas Public Finance Authority Revenue Notes, Series 2014
5.250% due 07/01/2017		950	950

Total Municipal Bonds & Notes (Cost $1,393)			1,392

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 7.2%
Fannie Mae
1.332% due 09/25/2042	$12	$12
6.000% due 04/25/2043	8	10
Fannie Mae, TBA
3.500% due 05/01/2047	31,600	32,259
Ginnie Mae
1.228% due 12/16/2026	42	42

Total U.S. Government Agencies (Cost $31,962)		32,323

U.S. TREASURY OBLIGATIONS 22.2%
U.S. Treasury Notes
1.875% due 01/31/2022 (h)	25,500	25,445
2.125% due 08/15/2021 (h)(j)(l)	72,800	73,665

Total U.S. Treasury Obligations (Cost $101,382)		99,110

NON-AGENCY MORTGAGE-BACKED SECURITIES 17.0%
Adjustable Rate Mortgage Trust
3.082% due 10/25/2035 ^	701	635
3.192% due 11/25/2035 ^	239	203
3.699% due 08/25/2035	562	541
Arbor Realty Trust, Inc.
3.310% due 04/15/2027 (a)	2,200	2,183
Banc of America Funding Trust
3.004% due 06/25/2034	74	73
3.213% due 09/20/2035 ^	147	127
3.452% due 05/20/2036 ^	280	255
5.888% due 04/25/2037 ^	279	241
Banc of America Mortgage Trust
3.446% due 11/20/2046 ^	977	813
3.700% due 01/25/2036 ^	102	81
5.500% due 12/25/2020	36	36
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.680% due 06/10/2039	2,800	2,765
Bear Stearns Adjustable Rate Mortgage Trust
3.346% due 01/25/2035	12	11
Bear Stearns Commercial Mortgage Securities Trust
5.768% due 06/11/2040	6,600	6,618
Chase Mortgage Finance Trust
2.995% due 02/25/2037	236	234
5.500% due 12/25/2022 ^	922	750
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.648% due 10/15/2048	2,584	2,638
CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037 ^	129	115
Countrywide Alternative Loan Trust
1.152% due 06/25/2046	314	284
1.162% due 04/25/2046	3,457	2,872
1.258% due 09/20/2046	478	196
1.382% due 02/25/2036	345	241
1.486% due 11/20/2035 ^	136	33
5.500% due 03/25/2036 ^	86	68
6.000% due 03/25/2036	828	683
6.000% due 05/25/2037 ^	700	511
Countrywide Home Loan Mortgage Pass-Through Trust
2.360% due 04/25/2035	79	63
3.179% due 02/20/2036 ^	153	127
5.500% due 11/25/2035 ^	91	81
Credit Suisse Commercial Mortgage Trust
1.797% due 02/15/2031	4,200	4,205
Credit Suisse First Boston Mortgage Securities Corp.
1.423% due 03/25/2032	10	10
6.000% due 01/25/2036	341	257
Credit Suisse Mortgage Capital Certificates
3.220% due 11/26/2035	18	18
3.220% due 05/26/2036	194	196
Deutsche ALT-A Securities, Inc.
1.132% due 03/25/2037 ^	557	460
Deutsche ALT-B Securities, Inc.
5.869% due 10/25/2036 ^	177	159

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	87

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.886% due 10/25/2036 ^		$177	$159
Downey Savings & Loan Association Mortgage Loan Trust
1.288% due 10/19/2036 ^		418	232
Epic Drummond Ltd.
0.000% due 01/25/2022	EUR	325	342
Eurosail PLC
1.044% due 09/13/2045	GBP	2,794	3,242
First Horizon Asset Securities, Inc.
2.946% due 02/25/2036		$212	200
First Horizon Mortgage Pass-Through Trust
5.750% due 05/25/2037 ^		208	166
GS Mortgage Securities Trust
3.162% due 07/15/2031		4,900	4,871
GSR Mortgage Loan Trust
3.163% due 11/25/2035		48	46
HarborView Mortgage Loan Trust
2.466% due 06/19/2045 ^		1,153	700
Impac Secured Assets Trust
1.152% due 01/25/2037		753	696
IndyMac Mortgage Loan Trust
3.223% due 09/25/2035 ^		140	126
4.631% due 08/25/2037		830	751
JPMorgan Alternative Loan Trust
1.142% due 09/25/2036		226	228
3.013% due 12/25/2036		482	461
3.262% due 05/25/2036 ^		311	239
JPMorgan Chase Commercial Mortgage Securities Trust
5.505% due 01/12/2043		1,551	1,564
JPMorgan Mortgage Trust
3.103% due 07/25/2035		125	124
4.501% due 06/25/2037 ^		757	672
6.500% due 09/25/2035		389	383
JPMorgan Resecuritization Trust
1.284% due 03/26/2037		76	76
Lehman Mortgage Trust
6.000% due 09/25/2037 ^		516	507
MASTR Adjustable Rate Mortgages Trust
1.192% due 04/25/2046		702	512
MASTR Alternative Loan Trust
6.750% due 07/25/2036		567	392
Merrill Lynch Alternative Note Asset Trust
1.282% due 03/25/2037		322	139
Merrill Lynch Mortgage Investors Trust
3.020% due 11/25/2035		186	186
Merrill Lynch Mortgage Trust
5.167% due 10/12/2041		4,320	4,313
Mesdag Delta BV
0.000% due 01/25/2020	EUR	4,130	4,212
Morgan Stanley Capital Trust
5.242% due 10/12/2052		$2,000	2,006
Morgan Stanley Mortgage Loan Trust
3.263% due 07/25/2035 ^		162	140
Residential Accredit Loans, Inc. Trust
1.172% due 07/25/2036		437	384
1.998% due 09/25/2045		559	488
6.000% due 09/25/2036 ^		715	474
Residential Funding Mortgage Securities, Inc. Trust
4.306% due 08/25/2036 ^		232	205
Structured Adjustable Rate Mortgage Loan Trust
3.300% due 09/25/2035		987	878
Structured Asset Mortgage Investments Trust
1.112% due 03/25/2037		3,573	2,584
TBW Mortgage-Backed Trust
5.970% due 09/25/2036		473	51
Thrones PLC
1.208% due 11/15/2049	GBP	2,984	3,746
Titan Europe Ltd.
0.000% due 04/23/2017	EUR	920	962
Uropa Securities PLC
0.547% due 06/10/2059	GBP	1,470	1,753
0.697% due 06/10/2059		340	366
0.711% due 10/10/2040		4,100	4,328

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.897% due 06/10/2059	GBP	266	$289
1.097% due 06/10/2059		283	298
WaMu Mortgage Pass-Through Certificates Trust
1.262% due 11/25/2045		$1,002	893
1.424% due 12/25/2046		386	367
1.838% due 11/25/2042		154	144
2.846% due 09/25/2033		156	155
Wells Fargo Mortgage-Backed Securities Trust
2.893% due 09/25/2033		175	174
3.101% due 05/25/2036 ^		92	88
3.162% due 11/25/2037 ^		1,047	990

Total Non-Agency Mortgage-Backed Securities (Cost $76,635)			76,085

ASSET-BACKED SECURITIES 31.9%
ACAS CLO Ltd.
2.488% due 10/25/2025		3,500	3,508
Adams Mill CLO Ltd.
2.453% due 07/15/2026		1,500	1,500
Aircraft Certificate Owner Trust
7.001% due 09/20/2022		425	458
Allegro CLO Ltd.
2.218% due 01/30/2026		900	901
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.332% due 03/25/2033		417	404
Argent Securities Trust
1.132% due 06/25/2036		1,466	539
1.222% due 07/25/2036		1,370	629
Aspen Funding Ltd.
2.610% due 07/10/2037		3,800	3,725
Babson CLO Ltd.
2.180% due 07/20/2025		1,600	1,600
Bear Stearns Asset-Backed Securities Trust
1.222% due 06/25/2047		1,000	892
Carlyle Global Market Strategies Euro CLO Ltd.
0.690% due 08/15/2027	EUR	3,800	4,059
CELF Loan Partners PLC
1.432% due 12/15/2021		1,380	1,472
Countrywide Asset-Backed Certificates Trust
2.557% due 12/25/2034		$1,205	1,057
4.740% due 10/25/2035		165	169
Credit Suisse Mortgage Capital Certificates
1.582% due 09/25/2037		368	342
Dryden Senior Loan Fund
0.000% due 10/15/2026 (a)		4,000	4,002
EFS Volunteer LLC
1.888% due 10/25/2035		3,700	3,701
Flatiron CLO Ltd.
2.190% due 01/17/2026		5,500	5,503
Goldentree Credit Opportunities European CLO BV
1.133% due 06/10/2025	EUR	1,500	1,603
Greystone Commercial Real Estate Ltd.
2.493% due 03/15/2027		$4,000	4,008
GSAA Home Equity Trust
1.432% due 08/25/2037		690	641
GSAMP Trust
1.732% due 01/25/2034		3,240	3,112
Harbourmaster CLO BV
0.321% due 05/08/2023	EUR	5,250	5,503
HSI Asset Loan Obligation Trust
1.042% due 12/25/2036		$82	32
Jubilee CDO BV
0.361% due 08/21/2021	EUR	3,700	3,937
Long Beach Mortgage Loan Trust
1.132% due 06/25/2036		$11,785	6,343
1.282% due 02/25/2036		11,894	8,237
1.312% due 01/25/2046		30	30
Madison Park Funding Ltd.
1.275% due 02/26/2021		2,671	2,670
2.275% due 07/20/2026		900	902
Mariner CLO LLC
2.631% due 07/23/2026		3,400	3,405

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Asset-Backed Securities Trust
1.032% due 01/25/2037		$352	$140
Merrill Lynch Mortgage Investors Trust
1.242% due 04/25/2037		993	579
Morgan Stanley ABS Capital, Inc. Trust
1.687% due 12/25/2034		169	149
National Collegiate Student Loan Trust
1.222% due 07/25/2030		3,768	3,698
1.252% due 03/26/2029		3,562	3,516
1.252% due 09/25/2029		3,494	3,455
1.462% due 12/26/2033		5,000	4,670
NewMark Capital Funding CLO Ltd.
0.000% due 06/30/2026		4,000	4,001
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.312% due 10/25/2036 ^		2,690	951
NovaStar Mortgage Funding Trust
3.082% due 12/25/2034		3,515	3,466
OFSI Fund Ltd.
2.020% due 04/17/2025		3,700	3,707
OneMain Financial Issuance Trust
4.100% due 03/20/2028		500	513
OZLM Ltd.
2.052% due 01/20/2027		3,800	3,798
Pallas CDO BV
0.024% due 07/16/2082	EUR	4,074	4,112
Palmer Square CLO Ltd.
0.000% due 10/17/2027 (a)		$3,100	3,113
2.423% due 10/17/2025		3,500	3,500
People’s Choice Home Loan Securities Trust
1.927% due 05/25/2035 ^		1,600	1,282
Residential Asset Securities Corp. Trust
1.252% due 07/25/2036		1,500	955
Securitized Asset-Backed Receivables LLC Trust
1.272% due 12/25/2035		456	416
SLC Student Loan Trust
1.781% due 09/15/2018		1,107	1,108
SLM Student Loan Trust
1.588% due 04/27/2026		3,463	3,474
2.538% due 04/25/2023		7,291	7,439
SoFi Professional Loan Program LLC
2.082% due 10/27/2036		1,235	1,252
Specialty Underwriting & Residential Finance Trust
1.662% due 01/25/2034		17	16
Stichting Halcyon Structured Asset Management European CLO
0.079% due 07/24/2023	EUR	5,719	6,088
TICP CLO Ltd.
2.480% due 07/20/2026		$1,500	1,502
Wood Street CLO BV
0.039% due 09/14/2023	EUR	750	795

Total Asset-Backed Securities (Cost $141,964)			142,579

SOVEREIGN ISSUES 0.3%
Autonomous Community of Catalonia
4.900% due 09/15/2021		200	226
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	82,000	709
4.500% due 07/03/2017		60,000	526

Total Sovereign Issues (Cost $1,529)			1,461

		SHARES
COMMON STOCKS 0.0%

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR		307,008	0

FINANCIALS 0.0%
Hipotecaria Su Casita S.A. de C.V. (b)		345,787	0

Total Common Stocks (Cost $1,936)			0

88	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.0%

CERTIFICATES OF DEPOSIT 0.1%
Barclays Bank PLC
1.906% due 09/08/2017		$600	$601

REPURCHASE AGREEMENTS (g) 0.2%
			960

ARGENTINA TREASURY BILLS 0.4%
2.991% due 05/26/2017 - 12/15/2017 (c)(d)		1,560	1,532

JAPAN TREASURY BILLS 1.3%
(0.275)% due 05/01/2017 (c)(d)	JPY	630,000	5,660

Total Short-Term Instruments (Cost $8,606)			8,753

Total Investments in Securities (Cost $563,013)			528,421

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.3%

SHORT-TERM INSTRUMENTS 1.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.3%
PIMCO Short-Term Floating NAV Portfolio III	561,386	$5,550

Total Short-Term Instruments (Cost $5,550)		5,550

Total Investments in Affiliates (Cost $5,550)		5,550

Total Investments 119.6% (Cost $568,563)		$533,971

Financial Derivative Instruments (i)(k) 0.2% (Cost or Premiums, net $(2,355))		1,063

Other Assets and Liabilities, net (19.8)%		(88,509)

Net Assets 100.0%		$446,525

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	01/31/2021	02/11/2014	$ 3,254	$3,225	0.72%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$960	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(980)	$960	$960

Total Repurchase Agreements						$(980)	$960	$960

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOM	0.780%	01/10/2017	04/10/2017	$(5,916)	$(5,927)
	0.810	01/23/2017	04/21/2017	(6,105)	(6,114)
BOS	1.050	03/21/2017	04/04/2017	(2,323)	(2,324)
BSN	0.850	01/19/2017	04/03/2017	(7,557)	(7,570)
GRE	0.950	03/13/2017	04/13/2017	(17,545)	(17,555)
	1.050	03/16/2017	04/18/2017	(2,312)	(2,313)
JPS	1.000	03/16/2017	04/06/2017	(6,237)	(6,240)

Total Reverse Repurchase Agreements					$(48,043)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	89

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions
GSC	0.770%	03/07/2017	04/07/2017	$(1,491)	$(1,492)

Total Sale-Buyback Transactions					$(1,492)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES AND U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	2.500%	04/01/2047	$2,800	$(2,622)	$(2,669)
U.S. Treasury Notes	1.125	09/30/2021	310	(300)	(300)

Total Short Sales				$(2,922)	$(2,969)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(h)	Securities with an aggregate market value of $49,528 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(12,041)	$0	$0	$(12,041)	$11,940	$(101)
BOS	0	(2,324)	0	0	(2,324)	2,327	3
BSN	0	(7,570)	0	0	(7,570)	7,488	(82)
GRE	0	(19,868)	0	0	(19,868)	19,989	121
JPS	0	(6,240)	0	0	(6,240)	6,286	46
SSB	960	0	0	0	960	(980)	(20)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(300)	(300)	0	(300)
GSC	0	0	(1,492)	0	(1,492)	1,497	5

Total Borrowings and Other Financing Transactions	$960	$(48,043)	$(1,492)	$(300)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(48,043)	$0	$0	$(48,043)

Total	$0	$(48,043)	$0	$0	$(48,043)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(1,492)	0	0	(1,492)

Total	$0	$(1,492)	$0	$0	$(1,492)

Total Borrowings	$0	$(49,535)	$0	$0	$(49,535)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(49,535)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(24,582) at a weighted average interest rate of 0.585%.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

90	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond June Futures	Long	06/2017	21	$4	$1	$(3)
Euro-Bund 10-Year Bond June Futures	Short	06/2017	15	0	0	(5)
Euro-Buxl 30-Year Bond June Futures	Short	06/2017	7	(8)	1	(3)
U.S. Treasury 10-Year Note June Futures	Long	06/2017	254	51	56	0

Total Futures Contracts				$47	$58	$(11)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Anadarko Petroleum Corp.	1.000%	06/20/2017	0.124%	$	2,300	$6	$(4)	$0	$0
Berkshire Hathaway, Inc.	1.000	12/20/2021	0.578		300	6	3	0	0
Communications Sales & Leasing, Inc.	5.000	12/20/2017	0.237		1,150	42	511	0	0
Ford Motor Credit Co. LLC	5.000	12/20/2018	0.257		5,300	441	(45)	0	0
Ford Motor Credit Co. LLC	5.000	12/20/2019	0.475		800	98	0	0	0
Jaguar Land Rover Limited	5.000	03/20/2018	0.431	EUR	4,700	235	(29)	2	0
Navient Corp.	5.000	12/20/2021	3.850	$	550	27	16	0	0
NRG Energy, Inc.	5.000	06/20/2017	0.280		4,800	60	2,157	1	0
Sprint Communications, Inc.	5.000	12/20/2021	2.818		5,000	473	478	6	0
Volkswagen International Finance NV	1.000	12/20/2020	0.698	EUR	300	4	3	0	0

						$1,392	$3,090	$9	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	06/15/2023	$	40,500	$170	$533	$0	$(38)
Receive(4)	3-Month USD-LIBOR	2.550	03/23/2026		23,700	179	387	0	(24)
Receive(4)	3-Month USD-LIBOR	1.500	06/21/2027		1,800	156	(7)	0	(3)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		4,300	150	167	0	(7)
Receive(4)	3-Month USD-LIBOR	1.750	06/21/2047		3,900	813	(70)	0	(6)
Pay	3-Month ZAR-JIBAR	8.000	03/15/2022	ZAR	2,900	3	2	0	0
Pay	3-Month ZAR-JIBAR	8.000	03/15/2024		42,000	19	80	0	(9)
Pay	3-Month ZAR-JIBAR	8.250	03/15/2024		2,000	3	1	0	(1)
Receive(4)	3-Month ZAR-JIBAR	8.250	09/20/2027		50,200	3	11	11	0
Pay	6-Month AUD-BBR-BBSW	2.750	06/17/2026	AUD	12,500	(105)	26	7	0
Pay(4)	6-Month EUR-EURIBOR	0.250	09/20/2022	EUR	11,400	24	(7)	0	(10)
Receive(4)	6-Month EUR-EURIBOR	1.000	09/20/2027		2,200	(31)	(11)	0	(1)
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027	GBP	3,500	(111)	(63)	0	(19)
Pay	28-Day MXN-TIIE	5.610	07/07/2021	MXN	25,400	(81)	(11)	2	0
Pay	28-Day MXN-TIIE	5.798	09/06/2021		30,100	(87)	7	3	0
Pay	28-Day MXN-TIIE	7.030	11/10/2021		81,400	(27)	(4)	8	0
Pay	28-Day MXN-TIIE	7.350	11/17/2021		8,100	3	3	1	0
Pay	28-Day MXN-TIIE	7.388	11/17/2021		6,300	3	3	1	0
Pay	28-Day MXN-TIIE	7.199	12/03/2021		6,700	0	0	1	0
Pay	28-Day MXN-TIIE	7.538	02/23/2022		4,200	3	3	0	0
Pay	28-Day MXN-TIIE	5.950	01/30/2026		2,700	(14)	2	1	0
Receive	28-Day MXN-TIIE	6.080	03/10/2026		6,600	(32)	6	1	0
Pay	28-Day MXN-TIIE	7.865	02/02/2027		6,900	12	13	2	0
Pay	28-Day MXN-TIIE	8.010	02/04/2027		2,900	7	7	1	0
Pay	28-Day MXN-TIIE	7.818	02/17/2027		4,900	8	8	1	0

						$1,068	$1,086	$40	$(118)

Total Swap Agreements						$2,460	$4,176	$49	$(118)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	91

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(j)	Securities with an aggregate market value of $8,219 and cash of $1,574 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$58	$49	$107	$0	$(11)	$(118)	$(129)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	05/2017	CNH	257		$37	$0	$0
BOA	04/2017	BRL	1,131		357	0	(4)
	04/2017		$367	BRL	1,131	0	(6)
	04/2017		1,110	EUR	1,031	0	(10)
	04/2017		5,996	JPY	666,803	0	(7)
	05/2017	BRL	1,131		$365	6	0
	05/2017	JPY	666,803		6,003	7	0
	07/2017		$4,290	DKK	29,755	0	(3)
	12/2017	CNH	26,281		$3,667	0	(91)
	01/2018	DKK	19,981		2,901	7	(15)
	07/2018		7,100		1,052	6	0
BPS	04/2017	AUD	172		129	0	(2)
	04/2017	BRL	1,131		366	5	0
	04/2017	EUR	36,802		39,110	0	(151)
	04/2017		$357	BRL	1,131	4	0
	04/2017		42,431	EUR	39,343	0	(460)
	05/2017	EUR	39,343		$42,486	462	0
	01/2018	DKK	53,205		7,846	100	0
	04/2018		18,844		2,785	25	0
CBK	04/2017	AUD	2,155		1,649	2	0
	04/2017	EUR	4,339		4,621	6	(14)
	04/2017		$2,472	EUR	2,322	5	0
	05/2017	JPY	630,000		$5,586	0	(78)
DUB	04/2017		$972	RUB	58,126	56	0
	05/2017		3,727	CNH	25,786	12	0
FBF	04/2017	DKK	7,287		$1,054	10	0
GLM	04/2017	EUR	3,682		3,882	0	(46)
	04/2017	GBP	2,900		3,569	0	(65)
	04/2017		$4,230	DKK	29,172	0	(47)
	04/2017		1,719	EUR	1,623	12	0
	04/2017		24,112	GBP	19,405	200	0
	04/2017		1,899	MXN	39,516	208	0
	05/2017	GBP	19,405		$24,129	0	(200)
	07/2017	DKK	29,172		4,250	48	0

92	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2017	DKK	26,707		$3,913	$47	$0
	04/2018		9,410		1,389	12	0
HUS	04/2017	JPY	666,803		5,938	0	(52)
JPM	04/2017	GBP	103		126	0	(3)
	04/2017		$861	MXN	17,910	94	0
	05/2017		104	ZAR	1,373	0	(2)
	01/2018	DKK	26,111		$3,859	58	0
	04/2018		30,726		4,472	0	(27)
MSB	04/2017	GBP	12,943		16,232	16	0
SCX	04/2017		3,459		4,210	0	(123)
UAG	05/2017	ZAR	1,949		143	0	(2)

Total Forward Foreign Currency Contracts						$1,408	$(1,408)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047	$	76.000	04/05/2017	$17,000	$1	$0

Total Purchased Options						$1	$0

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
Notional Amount in $	$ 51,996	$ 0	$ 0	$ (45,096)	$ (6,900)	$ 0
Notional Amount in EUR	EUR 17,700	EUR 0	EUR (4,500)	EUR (9,800)	EUR (3,400)	EUR 0
Premiums	$ (274)	$ 0	$ 9	$ 213	$ 52	$ 0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Rohm & Haas Co.	(1.850)%	09/20/2017	0.058%	$	3,000	$0	$(28)	$0	$(28)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Argentine Republic Government International Bond	5.000%	12/20/2021	3.369%	$ 400	$10	$19	$29	$0
	Colombia Government International Bond	1.000	12/20/2021	1.193	1,500	(62)	50	0	(12)
	Mexico Government International Bond	1.000	06/20/2022	1.298	3,200	(51)	6	0	(45)
	New York State General Obligation Bonds, Series 2005	1.850	03/20/2021	0.348	1,900	0	110	110	0
	Russia Government International Bond	1.000	12/20/2021	1.494	300	(12)	6	0	(6)
BPS	Banco Espirito Santo S.A.	5.000	12/20/2021	9.034	EUR 200	(56)	27	0	(29)
	Deutsche Bank AG	1.000	12/20/2017	0.355	200	(4)	5	1	0
BRC	Brazil Government International Bond	1.000	06/20/2017	0.432	$ 2,000	(49)	52	3	0
	Petroleos Mexicanos	1.000	12/20/2021	2.213	100	(10)	5	0	(5)
	Russia Government International Bond	1.000	12/20/2021	1.494	3,500	(170)	94	0	(76)
	Seagate Technology HDD Holdings	5.000	03/20/2018	0.081	400	27	(7)	20	0
	Seagate Technology HDD Holdings	5.000	06/20/2018	0.088	300	18	1	19	0
	Springleaf Finance Corp.	5.000	12/20/2021	3.600	300	(13)	31	18	0
CBK	California State General Obligation Bonds, Series 2003	3.050	12/20/2020	0.484	6,000	0	561	561	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	93

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	California State General Obligation Bonds, Series 2003	2.650%	03/20/2021	0.530%	$ 1,800	$210	$(63)	$147	$0
	Deutsche Bank AG	1.000	12/20/2017	0.355	EUR 100	(2)	3	1	0
DUB	Brazil Government International Bond	1.000	06/20/2017	0.432	$ 1,350	(47)	49	2	0
	Colombia Government International Bond	1.000	12/20/2021	1.193	1,500	(56)	44	0	(12)
	Indonesia Government International Bond	1.000	12/20/2018	0.420	2,900	(128)	158	30	0
	Petroleos Mexicanos	1.000	12/20/2021	2.213	100	(9)	4	0	(5)
FBF	South Africa Government International Bond	1.000	12/20/2020	1.578	1,325	(51)	24	0	(27)
	Univision Communications, Inc.	5.000	09/20/2019	1.332	5,800	(638)	1,163	525	0
GST	Brazil Government International Bond	1.000	06/20/2017	0.432	2,650	(65)	69	4	0
	Petrobras Global Finance BV	1.000	12/20/2021	2.820	1,200	(219)	125	0	(94)
	Russia Government International Bond	1.000	12/20/2021	1.494	3,900	(131)	47	0	(84)
	South Africa Government International Bond	1.000	03/20/2020	1.254	2,000	(123)	109	0	(14)
	Springleaf Finance Corp.	5.000	12/20/2021	3.600	100	(3)	9	6	0
	Univision Communications, Inc.	5.000	09/20/2019	1.332	650	(72)	131	59	0
HUS	Mexico Government International Bond	1.000	06/20/2022	1.298	400	(6)	0	0	(6)
	South Africa Government International Bond	1.000	09/20/2017	0.285	570	(9)	11	2	0
JPM	Banco Espirito Santo S.A.	5.000	12/20/2021	9.034	EUR 200	(54)	25	0	(29)
	Deutsche Bank AG	1.000	12/20/2017	0.355	200	(3)	4	1	0
	South Africa Government International Bond	1.000	12/20/2021	1.977	$ 300	(21)	8	0	(13)
	Springleaf Finance Corp.	5.000	12/20/2021	3.600	100	(4)	10	6	0
MYC	Brazil Government International Bond	1.000	06/20/2017	0.432	3,400	(111)	117	6	0
	New York State General Obligation Bonds, Series 2005	1.950	12/20/2020	0.323	6,000	0	356	356	0
	South Africa Government International Bond	1.000	12/20/2020	1.578	2,760	(90)	34	0	(56)
NGF	Saudi Arabia Government International Bond	1.000	06/20/2021	0.753	1,000	(26)	36	10	0
UAG	Brazil Government International Bond	1.000	06/20/2017	0.432	6,775	(129)	140	11	0

						$(2,159)	$3,573	$1,927	$(513)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
							Asset	Liability
BPS	CDX.EM-17 5-Year Index	5.000%	06/20/2017	$3,640	$423	$(404)	$19	$0
CBK	MCDX-27 5-Year Index	1.000	12/20/2021	3,600	41	11	52	0
GST	CMBX.NA.AAA.9 Index	0.500	09/17/2058	12,200	(458)	197	0	(261)
MYC	CMBX.NA.AAA.9 Index	0.500	09/17/2058	5,200	(203)	92	0	(111)

					$(197)	$(104)	$71	$(372)

Total Swap Agreements					$(2,356)	$3,441	$1,998	$(913)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(l)	Securities with an aggregate market value of $1,277 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$26	$0	$139	$165	$(136)	$0	$(63)	$(199)	$(34)	$0	$(34)
BPS	596	0	20	616	(613)	0	(29)	(642)	(26)	483	457
BRC	0	0	60	60	0	0	(81)	(81)	(21)	264	243
CBK	13	0	761	774	(92)	0	0	(92)	682	(850)	(168)
DUB	68	0	32	100	0	0	(17)	(17)	83	(42)	41
FBF	10	0	525	535	0	0	(55)	(55)	480	(259)	221
GLM	527	0	0	527	(358)	0	0	(358)	169	0	169
GST	0	0	69	69	0	0	(453)	(453)	(384)	530	146
HUS	0	0	2	2	(52)	0	(6)	(58)	(56)	0	(56)
JPM	152	0	7	159	(32)	0	(42)	(74)	85	0	85

94	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
MSB	$16	$0	$0	$16	$0	$0	$0	$0	$16	$(20)	$(4)
MYC	0	0	362	362	0	0	(167)	(167)	195	(334)	(139)
NGF	0	0	10	10	0	0	0	0	10	0	10
SCX	0	0	0	0	(123)	0	0	(123)	(123)	0	(123)
UAG	0	0	11	11	(2)	0	0	(2)	9	0	9

Total Over the Counter	$1,408	$0	$1,998	$3,406	$(1,408)	$0	$(913)	$(2,321)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$58	$58
Swap Agreements	0	9	0	0	40	49

	$0	$9	$0	$0	$98	$107

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,408	$0	$1,408
Swap Agreements	0	1,998	0	0	0	1,998

	$0	$1,998	$0	$1,408	$0	$3,406

	$0	$2,007	$0	$1,408	$98	$3,513

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$11	$11
Swap Agreements	0	0	0	0	118	118

	$0	$0	$0	$0	$129	$129

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,408	$0	$1,408
Swap Agreements	0	913	0	0	0	913

	$0	$913	$0	$1,408	$0	$2,321

	$0	$913	$0	$1,408	$129	$2,450

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	95

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(16)	$(16)
Futures	0	0	0	0	(1,788)	(1,788)
Swap Agreements	0	(1,727)	0	0	(3,932)	(5,659)

	$0	$(1,727)	$0	$0	$(5,736)	$(7,463)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,559	$0	$2,559
Purchased Options	0	0	0	0	(2)	(2)
Written Options	0	85	0	138	0	223
Swap Agreements	0	4,248	0	0	0	4,248

	$0	$4,333	$0	$2,697	$(2)	$7,028

	$0	$2,606	$0	$2,697	$(5,738)	$(435)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	2,051	2,051
Swap Agreements	0	3,090	0	0	10,187	13,277

	$0	$3,090	$0	$0	$12,237	$15,327

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,204	$0	$2,204
Purchased Options	0	0	0	52	(1)	51
Written Options	0	(52)	0	130	0	78
Swap Agreements	0	2,922	0	0	0	2,922

	$0	$2,870	$0	$2,386	$(1)	$5,255

	$0	$5,960	$0	$2,386	$12,236	$20,582

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$20,960	$3,429	$24,389
Corporate Bonds & Notes
Banking & Finance	0	95,572	0	95,572
Industrials	0	30,518	2,473	32,991
Utilities	0	13,766	0	13,766
Municipal Bonds & Notes
Illinois	0	442	0	442
Texas	0	950	0	950
U.S. Government Agencies	0	32,323	0	32,323
U.S. Treasury Obligations	0	99,110	0	99,110
Non-Agency Mortgage-Backed Securities	0	76,085	0	76,085
Asset-Backed Securities	0	142,579	0	142,579
Sovereign Issues	0	1,461	0	1,461
Short-Term Instruments
Certificates of Deposit	0	601	0	601
Repurchase Agreements	0	960	0	960
Argentina Treasury Bills	0	1,532	0	1,532
Japan Treasury Bills	0	5,660	0	5,660

	$0	$522,519	$5,902	$528,421

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,550	$0	$0	$5,550

Total Investments	$5,550	$522,519	$5,902	$533,971

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,669)	$0	$(2,669)
U.S. Treasury Obligations	0	(300)	0	(300)

	$0	$(2,969)	$0	$(2,969)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	58	49	0	107
Over the counter	0	3,406	0	3,406

	$58	$3,455	$0	$3,513

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(11)	(118)	0	(129)
Over the counter	0	(2,321)	0	(2,321)

	$(11)	$(2,439)	$0	$(2,450)

Total Financial Derivative Instruments	$47	$1,016	$0	$1,063

Totals	$5,597	$520,566	$5,902	$532,065

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

96	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017(1)
Investments in Securities, at Value
Loan Participations and Assignments	$4,169	$0	$(679)	$(2)	$(3)	$(56)	$0	$0	$3,429	$(56)
Corporate Bonds & Notes
Banking & Finance	1,231	0	(1,444)	5	16	192	0	0	0	0
Industrials	0	2,615	(147)	0	0	6	0	(1)	2,473	5
Utilities	2,679	0	(2,615)	0	0	(64)	0	0	0	0
Common Stocks	0	0	0	0	0	0	0	0	0	0

Totals	$8,079	$2,615	$(4,885)	$3	$13	$78	$0	$(1)	$5,902	$(51)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$204	Other Valuation Techniques(2)	—	—
	3,225	Proxy Pricing	Base Price	99.500
Corporate Bonds & Notes
Industrials	2,473	Proxy Pricing	Base Price	100.000

Total	$5,902

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	97

Schedule of Investments PIMCO Senior Floating Rate Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 87.6%
Abacus Innovations Corp.
3.250% due 08/16/2023	$8,384	$8,483
Acadia Healthcare Co., Inc.
3.982% due 02/16/2023	5,685	5,738
Advanced Disposal Services, Inc.
3.698% due 11/10/2023	4,481	4,519
AdvancePierre Foods, Inc.
4.000% due 06/02/2023	943	955
AerCap Holdings N.V.
3.397% due 10/06/2023	13,025	13,162
Aerial Merger Sub, Inc.
3.250% due 08/28/2019	814	825
5.000% due 02/28/2024	2,811	2,851
9.500% due 02/24/2025	600	607
Air Medical Group Holdings, Inc.
4.250% due 04/28/2022	4,294	4,297
5.000% due 04/28/2022	6,168	6,217
Albertsons LLC
3.982% due 08/22/2021	4,975	5,005
4.302% due 06/22/2023	7,908	7,965
Alere, Inc.
4.250% due 06/18/2022	1,629	1,633
Alliant Holdings, Inc.
4.387% due 08/12/2022	3,915	3,948
Alpha 3 BV
4.147% due 01/31/2024	5,375	5,409
Altice Financing S.A.
3.898% due 07/24/2025	3,025	3,023
Altice U.S. Finance Corp.
3.887% due 01/25/2025	2,000	2,001
American Axle & Manufacturing, Inc.
3.000% due 03/08/2024	3,700	3,711
American Builders & Contractors Supply Co., Inc.
3.732% due 10/31/2023	9,116	9,168
American Renal Holdings, Inc.
4.750% due 09/20/2019	5,847	5,839
AmWINS Group, Inc.
3.750% - 5.750% due 01/25/2024	1,696	1,702
Ancestry.com Operations, Inc.
4.250% due 10/19/2023	9,801	9,903
9.270% due 10/19/2024	2,900	2,985
Aramark Services, Inc.
2.250% due 03/06/2024	2,500	2,518
Asurion LLC
4.232% due 07/08/2020	2,633	2,656
4.250% due 08/04/2022	1,281	1,289
4.750% due 11/03/2023	2,254	2,277
Atrium Innovations, Inc.
4.647% due 02/13/2021	4,131	4,161
AVAST Software BV
5.000% due 09/30/2022	2,222	2,240
Avolon Holdings Ltd.
2.250% due 09/20/2020	844	854
3.500% due 03/20/2022	7,381	7,493
AVSC Holdings Corp.
4.500% due 01/24/2021	7,946	7,975
AWAS Finance Luxembourg S.A.
3.780% due 07/16/2018	6,804	6,842
AWAS Finance Luxembourg SARL
4.360% due 06/10/2018	2,041	2,054
Axalta Coating Systems U.S. Holdings, Inc.
3.647% due 02/01/2023	3,559	3,595
B&G Foods, Inc.
3.811% due 11/02/2022	3,173	3,203
Bass Pro Group LLC
4.104% due 06/05/2020	3,673	3,622
5.897% due 06/09/2018	1,340	1,345
6.147% due 12/16/2023	3,935	3,801
BE Aerospace, Inc.
4.000% - 4.060% due 12/16/2021	5,135	5,157

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Beacon Roofing Supply, Inc.
3.662% - 5.750% due 10/01/2022	$5,161	$5,201
Berlin Packaging LLC
4.500% due 10/01/2021	5,857	5,898
Berry Plastics Group, Inc.
3.108% due 02/08/2020	453	455
3.108% due 01/06/2021	547	550
3.482% - 3.524% due 10/01/2022	5,263	5,309
3.524% due 01/19/2024	250	252
BJ’s Wholesale Club, Inc.
4.750% due 02/03/2024	5,025	4,925
Black Knight InfoServ LLC
3.250% due 05/27/2022	1,267	1,275
BMC Foreign Holding Co.
5.147% due 09/10/2020	288	289
BMC Software Finance, Inc.
5.000% due 09/10/2020	12,043	12,070
Boyd Gaming Corp.
3.593% due 09/15/2023	3,250	3,268
Brickman Group Ltd. LLC
4.000% - 4.022% due 12/18/2020	3,644	3,662
BWAY Corp.
3.500% due 03/22/2024	2,400	2,399
Cactus Wellhead LLC
7.147% due 07/31/2020	701	672
Calpine Corp.
3.900% due 01/15/2024	319	321
Camelot UK Holdco Ltd.
4.750% due 10/03/2023	2,413	2,424
Capital Automotive LP
4.000% due 03/24/2024	1,275	1,284
Capsugel Holdings U.S., Inc.
4.000% due 07/31/2021	6,365	6,374
Casablanca Holdings, Inc.
5.750% due 03/15/2024	2,400	2,387
Casella Waste Systems, Inc.
4.000% - 6.000% due 10/17/2023	1,147	1,158
Catalent Pharma Solutions, Inc.
3.750% due 05/20/2021	4,556	4,611
Cavium, Inc.
3.982% due 08/16/2022	1,025	1,028
CBS Radio, Inc.
3.803% due 03/02/2024	3,850	3,880
4.500% due 10/17/2023	1,468	1,483
CCC Information Services, Inc.
TBD% due 03/29/2024	550	549
TBD% due 03/29/2025	175	174
CDRH Parent, Inc.
5.320% due 07/01/2021	1,382	1,292
CenturyLink, Inc.
6.000% due 02/17/2018	2,000	1,990
CH Hold Corp.
1.500% due 02/01/2024	180	181
4.000% due 02/01/2024	1,795	1,811
8.250% due 02/01/2025	400	407
Change Healthcare Holdings, Inc.
3.750% due 03/01/2024	9,525	9,553
Charter Communications Operating LLC
2.990% due 07/01/2020	3,234	3,246
3.232% due 01/15/2024	14,730	14,821
Chobani LLC
5.250% due 10/07/2023	2,544	2,573
CityCenter Holdings LLC
3.732% due 10/16/2020	4,602	4,660
Coinstar LLC
5.250% due 09/27/2023	1,542	1,559
Columbus McKinnon Corp.
4.147% due 01/31/2024	656	663
CommScope, Inc.
3.482% due 12/29/2022	3,913	3,942
Community Health Systems, Inc.
4.000% - 4.054% due 01/27/2021	6,477	6,392

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Concordia International Corp.
5.250% due 10/21/2021	$2,313	$1,631
Consolidated Communications, Inc.
4.000% due 10/05/2023	1,850	1,863
Convatec, Inc.
3.482% due 10/31/2023	2,100	2,121
Cortes NP Acquisition Corp.
6.000% - 6.039% due 11/30/2023	4,040	4,084
CPG International, Inc.
4.897% due 09/30/2020	7,384	7,439
CSC Holdings LLC
22.500% due 07/09/2025	1,900	1,899
Cyxtera Technologies, Inc.
4.750% due 03/28/2024	1,925	1,940
8.750% due 03/28/2025	900	904
Darling International, Inc.
3.490% - 5.500% due 01/06/2021	3,386	3,431
DaVita Healthcare Partners, Inc.
3.732% due 06/24/2021	5,146	5,213
Dayton Power & Light Co.
4.240% due 08/24/2022	1,995	2,009
Dealer Tire LLC
4.938% due 12/22/2021	1,243	1,258
Dell, Inc.
3.350% due 09/07/2023	17,939	18,047
Delta SARL
4.568% due 02/01/2024	12,582	12,592
Diamond Resorts Corp.
7.000% due 08/11/2023	10,945	11,048
DigitalGlobe, Inc.
3.732% due 01/15/2024	2,943	2,956
DJO Finance LLC
4.250% due 06/08/2020	4,197	4,077
Dole Food Co., Inc.
4.500% due 03/16/2024	2,700	2,720
Doosan Infracore International, Inc.
4.500% due 05/28/2021	5,385	5,452
Dynegy, Inc.
4.250% due 06/27/2023	800	804
Eldorado Resorts LLC
2.750% due 03/13/2024	4,650	4,667
4.250% due 07/23/2022	1,644	1,647
Endo Luxembourg Finance Co. SARL
4.000% due 09/26/2022	4,514	4,522
Energy Future Intermediate Holding Co. LLC
4.304% due 06/30/2017	26,422	26,444
Envision Healthcare Corp.
4.150% due 12/01/2023	7,830	7,918
Equinix, Inc.
3.482% due 01/06/2023	2,615	2,634
Equinox Holdings, Inc.
4.250% due 03/03/2024	1,350	1,362
8.000% due 03/03/2025	450	458
ESH Hospitality, Inc.
3.482% due 08/30/2023	6,219	6,245
EWT Holdings Corp.
4.897% due 01/15/2021	3,397	3,423
5.647% due 01/15/2021	124	125
FCA U.S. LLC
3.390% due 12/31/2018	3,587	3,603
First Data Corp.
3.984% due 03/24/2021	6,664	6,722
3.984% due 07/10/2022	10,752	10,852
Flex Acquisition Co., Inc.
4.250% due 12/29/2023	7,100	7,160
Flying Fortress, Inc.
3.397% due 10/30/2022	3,600	3,637
Freedom Mortgage Corp.
6.862% due 02/16/2022	3,300	3,354
Gardner Denver, Inc.
4.250% - 4.568% due 07/30/2020	13,947	13,936

98	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gartner, Inc.
2.000% due 03/16/2022	$1,206	$1,211
2.000% due 03/14/2024	494	498
Gates Global, Inc.
4.397% due 07/06/2021	7,491	7,514
Gavilan Resources LLC
7.000% due 03/01/2024	2,500	2,491
Generac Power Systems, Inc.
3.748% due 05/31/2023	1,304	1,320
General Nutrition Centers, Inc.
3.490% due 03/04/2019	1,403	1,198
Global Payments, Inc.
3.482% due 04/22/2023	1,110	1,120
Go Daddy Operating Co. LLC
3.412% due 02/15/2024	1,600	1,604
Goodyear Tire & Rubber Co.
2.860% due 04/30/2019	375	379
Granite Acquisition, Inc.
5.147% due 12/19/2021	2,055	2,076
Greatbatch Ltd.
4.606% due 10/27/2022	650	652
5.401% due 10/27/2022	2,367	2,380
Grifols Worldwide Operations USA, Inc.
3.194% due 01/31/2025	7,550	7,578
HCA, Inc.
3.028% due 02/15/2024	5,801	5,856
4.031% due 03/17/2023	1,079	1,087
HD Supply, Inc.
3.732% due 08/13/2021	4,747	4,787
3.897% due 10/17/2023	3,508	3,537
Headwaters, Inc.
4.000% due 03/24/2022	2,119	2,127
Hearthside Group Holdings LLC
4.000% due 06/02/2021	1,815	1,828
Helix Gen Funding LLC
5.250% due 02/23/2024	1,225	1,244
Hertz Corp.
3.740% due 06/30/2023	5,955	5,973
Hilton Worldwide Finance LLC
2.982% due 10/25/2023	13,472	13,594
Hub International Ltd.
4.035% due 10/02/2020	4,896	4,923
Huntsman International LLC
3.732% due 10/01/2021	1,055	1,066
3.982% due 04/01/2023	4,397	4,447
Immucor, Inc.
5.000% due 08/17/2018	5,681	5,625
Ineos Styrolution Group GmbH
3.902% due 09/30/2021	1,272	1,280
Ineos U.S. Finance LLC
3.732% due 03/31/2022	10	10
3.732% due 04/01/2024	90	90
4.250% due 03/31/2022	5,127	5,158
Informatica Corp.
4.647% due 08/05/2022	3,108	3,097
Intelsat Jackson Holdings S.A.
3.887% due 06/30/2019	2,544	2,509
inVentiv Health, Inc.
4.804% due 11/09/2023	4,763	4,786
ION Media Networks, Inc.
4.500% due 12/18/2020	1,625	1,643
J. Crew Group, Inc.
4.000% - 4.147% due 03/05/2021	3,148	1,931
J.C. Penney Corp., Inc.
5.304% due 06/23/2023	590	587
Jaguar Holding Co.
4.250% - 4.397% due 08/18/2022	8,560	8,598
Jefferies Finance LLC
4.563% due 05/14/2020	1,928	1,926
Jeld-Wen, Inc.
4.750% due 07/01/2022	2,871	2,902
KAR Auction Services, Inc.
4.188% due 03/09/2021	900	907
4.500% due 03/09/2023	2,079	2,107

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kinetic Concepts, Inc.
4.397% due 02/02/2024	$11,000	$11,006
Klockner-Pentaplast of America, Inc.
4.397% due 04/28/2020	1,918	1,941
Kronos Worldwide, Inc.
4.150% due 02/18/2020	1,301	1,303
Kronos, Inc.
5.034% due 11/01/2023	4,090	4,118
Landry’s, Inc.
4.039% - 4.232% due 10/04/2023	741	748
Las Vegas Sands LLC
2.980% due 12/19/2020	8,607	8,621
Level 3 Financing, Inc.
3.227% due 02/22/2024	12,200	12,227
Lightstone Generation LLC
6.539% due 01/30/2024	3,200	3,241
Limetree Bay Terminals LLC
6.040% due 02/15/2024	1,300	1,320
Lions Gate Entertainment Corp.
3.982% due 12/08/2023	1,220	1,228
Live Nation Entertainment, Inc.
3.500% due 10/31/2023	2,478	2,499
LTF Merger Sub, Inc.
4.000% due 06/10/2022	4,773	4,795
LTS Buyer LLC
4.397% due 04/13/2020	3,622	3,654
Lumileds Holding BV
5.631% due 02/27/2024	4,600	4,658
MacDermid, Inc.
4.500% due 06/07/2020	958	969
4.982% due 06/07/2023	2,442	2,465
Mallinckrodt International Finance S.A.
3.498% due 03/19/2021	4,122	4,135
3.897% due 09/24/2024	2,831	2,835
Manitowoc Foodservice, Inc.
4.000% due 03/03/2023	4,707	4,760
Mauser U.S. Corporate LLC
4.500% due 07/31/2021	2,391	2,400
MGM Growth Properties Operating Partnership LP
3.482% due 04/25/2023	11,567	11,642
Michaels Stores, Inc.
3.750% due 01/30/2023	6,090	6,077
Micron Technology, Inc.
4.740% due 04/26/2022	223	226
Midas Intermediate Holdco LLC
3.750% due 08/18/2021	1,691	1,700
Misson Broadcasting, Inc.
3.943% due 01/17/2024	415	418
MKS Instruments, Inc.
3.732% due 05/01/2023	1,980	2,006
Moran Foods LLC
7.000% due 12/05/2023	3,890	3,887
MPG Holdco, Inc.
3.750% due 10/20/2021	1,782	1,787
MPH Acquisition Holdings LLC
4.897% due 06/07/2023	7,105	7,204
Mueller Water Products, Inc.
3.482% - 3.647% due 11/26/2021	2,406	2,433
Multi Packaging Solutions Ltd.
4.250% due 10/14/2023	1,419	1,429
Multi Packaging Solutions, Inc.
4.250% due 09/30/2020	2,884	2,898
Nature’s Bounty Co.
4.647% due 05/05/2023	1,489	1,498
Neiman Marcus Group Ltd. LLC
4.250% due 10/25/2020	8,276	6,680
Nextstar Broadcasting, Inc.
3.943% due 01/17/2024	4,286	4,314
NFP Corp.
4.647% due 01/06/2024	7,307	7,390
Nielsen Finance LLC
3.354% due 10/04/2023	998	1,006

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NRG Energy, Inc.
3.232% due 06/30/2023	$6,327	$6,360
Numericable U.S. LLC
3.000% due 06/21/2025	10,900	10,875
4.289% due 01/14/2025	3,017	3,025
5.289% due 01/15/2024	9,534	9,594
Oberthur Technologies S.A.
3.750% due 12/15/2023	1,608	1,614
3.750% due 01/10/2024	992	996
ON Semiconductor Corp.
4.232% due 03/31/2023	4,690	4,721
Onex TSG Holdings Corp.
5.000% due 07/31/2022	2,070	2,082
Orion Engineered Carbons GmbH
4.147% due 07/25/2021	1,626	1,641
Ortho-Clinical Diagnostics, Inc.
4.750% due 06/30/2021	10,695	10,630
Party City Holdings, Inc.
3.860% - 4.030% due 08/19/2022	1,795	1,794
Penn National Gaming, Inc.
3.524% due 01/19/2024	1,600	1,611
Petco Animal Supplies, Inc.
4.287% due 01/26/2023	1,386	1,311
PetSmart, Inc.
4.020% due 03/11/2022	6,171	5,918
Pinnacle Foods Finance LLC
2.811% due 02/02/2024	6,185	6,220
Ply Gem Industries, Inc.
4.147% due 02/01/2021	2,486	2,501
Prestige Brands, Inc.
3.732% due 01/26/2024	3,946	3,987
Prime Security Services Borrower LLC
4.250% due 05/02/2022	7,985	8,068
Quest Software U.S. Holdings, Inc.
7.000% due 10/31/2022	2,943	2,988
Quikrete Holdings, Inc.
4.232% due 11/15/2023	5,037	5,096
Quintiles IMS, Inc.
3.500% - 3.554% due 03/17/2021	4,843	4,878
Quorum Health Corp.
6.789% due 04/29/2022	3,550	3,481
Rackspace Hosting, Inc.
4.535% due 11/03/2023	3,067	3,094
Realogy Corp.
3.232% due 07/20/2022	4,218	4,254
Restaurant Brands International, Inc.
3.250% due 02/14/2024	3,950	3,952
3.250% - 3.397% due 02/16/2024	16,042	16,097
Rexnord LLC
3.750% - 3.903% due 08/21/2023	4,573	4,595
Reynolds Group Holdings, Inc.
3.982% due 02/05/2023	11,736	11,798
Riverbed Technology, Inc.
4.250% due 04/24/2022	4,827	4,830
RPI Finance Trust
2.250% due 03/27/2023	5,950	5,975
3.647% due 10/14/2022	3,053	3,066
Samsonite International S.A.
3.232% due 08/01/2023	2,388	2,411
SBA Senior Finance LLC
3.240% due 03/24/2021	5,095	5,116
3.240% due 06/10/2022	1,281	1,285
Scientific Games International, Inc.
4.846% - 6.022% due 10/01/2021	4,836	4,902
6.000% due 10/18/2020	5,618	5,694
Select Medical Corp.
4.500% due 03/06/2024	1,000	1,011
Sequa Corp.
5.250% due 06/19/2017	5,815	5,756
Serta Simmons Bedding LLC
4.538% due 11/08/2023	5,150	5,180
SIG Combibloc U.S. Acquisition, Inc.
4.000% due 03/13/2022	3,028	3,049

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	99

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sinclair Television Group, Inc.
3.240% due 01/03/2024	$3,217	$3,233
Six Flags Theme Parks, Inc.
3.240% - 5.250% due 06/30/2022	1,000	1,010
SolarWinds, Inc.
5.500% due 02/05/2023	1,855	1,859
Spectrum Brands, Inc.
3.352% - 3.509% due 06/23/2022	2,018	2,035
Sprint Communications, Inc.
3.500% due 02/02/2024	7,525	7,536
SS&C Technologies, Inc.
4.031% due 07/08/2022	3,710	3,736
Station Casinos LLC
3.450% due 06/08/2023	9,553	9,616
Sterigenics-Nordion Holdings LLC
TBD% due 03/23/2022	1,025	1,022
4.397% due 05/15/2022	4,201	4,217
Synchronoss Technologies, Inc.
4.082% due 01/19/2024	1,975	1,972
Syniverse Holdings, Inc.
4.000% due 04/23/2019	6,417	5,936
Team Health Holdings, Inc.
3.750% due 02/06/2024	4,258	4,246
Tectum Holdings, Inc.
5.802% - 5.897% due 08/24/2023	3,259	3,289
Telenet International Finance SARL
3.912% due 01/31/2025	2,800	2,816
Telesat Canada
4.150% due 11/17/2023	3,284	3,315
TEX Operations Co. LLC
3.732% due 08/04/2023	8,183	8,173
TI Group Automotive Systems LLC
3.732% due 06/30/2022	3,077	3,098
TransDigm, Inc.
3.982% due 06/09/2023	5,107	5,090
3.982% - 4.147% due 06/04/2021	1,997	1,996
3.982% - 4.147% due 05/14/2022	7,095	7,083
TransUnion LLC
3.482% due 04/09/2023	7,438	7,505
Tribune Media Co.
3.982% due 12/27/2020	510	515
3.982% due 01/27/2024	6,379	6,438
U.S. Foods, Inc.
3.732% due 06/27/2023	7,576	7,652
U.S. Renal Care, Inc.
5.397% due 12/31/2022	2,359	2,217
Univar USA, Inc.
3.732% due 07/01/2022	3,829	3,839
Univision Communications, Inc.
3.750% due 03/15/2024	17,419	17,318
UPC Financing Partnership
3.662% due 04/15/2025	2,700	2,712
USI, Inc.
4.250% due 12/27/2019	2,742	2,749
Valeant Pharmaceuticals International, Inc.
5.450% due 08/05/2020	6,969	6,995
5.570% due 04/01/2022	4,633	4,656
Vantiv LLC
3.412% due 09/27/2023	2,668	2,696
Veritas U.S., Inc.
6.772% due 01/27/2023	3,780	3,763
Virgin Media Bristol LLC
3.662% due 01/31/2025	8,500	8,535
Vizient, Inc.
5.000% due 02/13/2023	770	778
Waste Industries USA, Inc.
3.733% due 02/27/2020	2,057	2,069
West Corp.
3.482% - 3.647% due 06/17/2023	3,250	3,262
Westmoreland Coal Co.
7.647% due 12/16/2020	7,747	7,185
WEX, Inc.
4.482% due 07/01/2023	4,466	4,526

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wilsonart LLC
4.650% due 12/19/2023	$7,026	$7,084
WMG Acquisition Corp.
3.750% due 11/01/2023	1,927	1,937
Xerox Business Services LLC
6.334% due 12/07/2023	4,539	4,604
XPO Logistics, Inc.
4.302% due 11/01/2021	2,564	2,578
Yum! Brands, Inc.
2.978% due 06/16/2023	3,920	3,966
Zebra Technologies Corp.
3.600% due 10/27/2021	514	519
Ziggo Secured Finance BV
2.500% due 04/15/2025	4,275	4,280

Total Loan Participations and Assignments (Cost $1,149,763)		1,154,489

CORPORATE BONDS & NOTES 6.6%

BANKING & FINANCE 0.9%
Aircastle Ltd.
5.000% due 04/01/2023	150	158
Blackstone CQP Holdco LP
6.500% due 03/20/2021	2,100	2,109
CBRE Services, Inc.
5.000% due 03/15/2023	1,000	1,040
Crescent Communities LLC
8.875% due 10/15/2021	575	601
Crown Castle International Corp.
5.250% due 01/15/2023	1,000	1,092
CyrusOne LP
5.000% due 03/15/2024	100	103
FBM Finance, Inc.
8.250% due 08/15/2021	175	186
Howard Hughes Corp.
5.375% due 03/15/2025	250	248
Icahn Enterprises LP
6.750% due 02/01/2024	100	103
Ladder Capital Finance Holdings LLLP
5.250% due 03/15/2022	750	758
MGIC Investment Corp.
5.750% due 08/15/2023	450	476
MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026	250	244
Navient Corp.
5.875% due 03/25/2021	550	556
6.625% due 07/26/2021	625	648
PHH Corp.
6.375% due 08/15/2021	1,000	1,013
RHP Hotel Properties LP
5.000% due 04/15/2023	775	791
Starwood Property Trust, Inc.
5.000% due 12/15/2021	150	156
Stearns Holdings LLC
9.375% due 08/15/2020	1,750	1,776

		12,058

INDUSTRIALS 5.2%
Acadia Healthcare Co., Inc.
6.500% due 03/01/2024	200	211
ADT Corp.
4.125% due 06/15/2023	1,400	1,344
6.250% due 10/15/2021	1,400	1,529
AECOM
5.125% due 03/15/2027	425	427
5.750% due 10/15/2022	665	701
5.875% due 10/15/2024	565	603
Aleris International, Inc.
9.500% due 04/01/2021	300	324
Alliance Data Systems Corp.
5.250% due 12/01/2017	1,500	1,524
5.875% due 11/01/2021	100	104

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Altice Financing S.A.
7.500% due 05/15/2026	$875	$932
American Greetings Corp.
7.875% due 02/15/2025	50	53
Aramark Services, Inc.
4.750% due 06/01/2026	200	202
ARD Finance S.A. (7.125% Cash or 7.875% PIK)
7.125% due 09/15/2023 (b)	1,000	1,033
Ardagh Packaging Finance PLC
4.625% due 05/15/2023	1,800	1,820
Avon International Operations, Inc.
7.875% due 08/15/2022	450	477
Axalta Coating Systems LLC
4.875% due 08/15/2024	700	719
B&G Foods, Inc.
5.250% due 04/01/2025 (a)	200	202
BCD Acquisition, Inc.
9.625% due 09/15/2023	300	326
Beacon Roofing Supply, Inc.
6.375% due 10/01/2023	100	107
Black Knight InfoServe LLC
5.750% due 04/15/2023	656	687
BlueLine Rental Finance Corp.
9.250% due 03/15/2024	150	154
Boise Cascade Co.
5.625% due 09/01/2024	100	102
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)	475	476
Boyd Gaming Corp.
6.375% due 04/01/2026	200	215
Builders FirstSource, Inc.
5.625% due 09/01/2024	500	509
BWAY Holding Co.
5.500% due 04/15/2024 (a)	350	354
Camelot Finance S.A.
7.875% due 10/15/2024	225	239
CBS Radio, Inc.
7.250% due 11/01/2024	500	526
CCO Holdings LLC
5.125% due 05/01/2023	1,250	1,291
5.875% due 04/01/2024	650	687
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025	250	262
7.000% due 06/30/2024	400	443
Chobani LLC
7.500% due 04/15/2025 (a)	150	154
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022	1,000	1,043
CommScope Technologies LLC
5.000% due 03/15/2027	200	200
Community Health Systems, Inc.
6.250% due 03/31/2023	250	256
Cott Holdings, Inc.
5.500% due 04/01/2025	1,025	1,046
Crown Americas LLC
4.250% due 09/30/2026	550	530
Diamond Finance Corp.
5.450% due 06/15/2023	950	1,026
6.020% due 06/15/2026	300	328
7.125% due 06/15/2024	125	138
Diamond Resorts International, Inc.
7.750% due 09/01/2023	850	893
DISH DBS Corp.
5.875% due 07/15/2022	1,000	1,053
Eagle Acquisition Co. LLC
6.000% due 04/01/2025	100	103
Eagle Materials, Inc.
4.500% due 08/01/2026	100	100
Endo Finance LLC
5.750% due 01/15/2022	2,025	1,853
First Quantum Minerals Ltd.
7.250% due 04/01/2023	800	811
7.500% due 04/01/2025	600	608

100	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Flex Acquisition Co., Inc.
6.875% due 01/15/2025		$150	$153
Gartner, Inc.
5.125% due 04/01/2025		100	102
Gates Global LLC
6.000% due 07/15/2022		100	102
Goodyear Tire & Rubber Co.
4.875% due 03/15/2027		200	201
Graphic Packaging International, Inc.
4.125% due 08/15/2024		425	422
Gray Television, Inc.
5.125% due 10/15/2024		650	644
Great Canadian Gaming Corp.
6.625% due 07/25/2022	CAD	150	118
Gulfport Energy Corp.
6.000% due 10/15/2024		$225	219
6.375% due 05/15/2025		425	419
Harland Clarke Holdings Corp.
8.375% due 08/15/2022		100	103
HD Supply, Inc.
5.750% due 04/15/2024		200	211
Hill-Rom Holdings, Inc.
5.000% due 02/15/2025		225	225
Hilton Domestic Operating Co., Inc.
4.250% due 09/01/2024		225	223
Hilton Worldwide Finance LLC
4.625% due 04/01/2025		500	506
4.875% due 04/01/2027		425	430
iHeartCommunications, Inc.
9.000% due 09/15/2022		1,725	1,302
IHO Verwaltungs GmbH
4.500% due 09/15/2023 (b)		200	198
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		675	645
JC Penney Corp., Inc.
5.875% due 07/01/2023		50	50
KFC Holding Co.
5.000% due 06/01/2024		900	921
Kinetic Concepts, Inc.
7.875% due 02/15/2021		250	266
KLX, Inc.
5.875% due 12/01/2022		650	673
Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023		500	510
Lamar Media Corp.
5.750% due 02/01/2026		100	107
5.875% due 02/01/2022		200	207
Lamb Weston Holdings, Inc.
4.625% due 11/01/2024		225	230
Land O’ Lakes, Inc.
6.000% due 11/15/2022		250	277
Laredo Petroleum, Inc.
7.375% due 05/01/2022		500	521
Level 3 Financing, Inc.
5.250% due 03/15/2026		500	504
LifePoint Health, Inc.
5.375% due 05/01/2024		500	510
Live Nation Entertainment, Inc.
4.875% due 11/01/2024		200	201
Mallinckrodt International Finance S.A.
5.750% due 08/01/2022		1,000	991
MGM Resorts International
4.625% due 09/01/2026		875	853
Murphy Oil Corp.
6.875% due 08/15/2024		150	159
Murphy Oil USA, Inc.
6.000% due 08/15/2023		750	789
NCL Corp. Ltd.
4.750% due 12/15/2021		475	483
Netflix, Inc.
4.375% due 11/15/2026		800	787

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nexstar Broadcasting, Inc.
5.625% due 08/01/2024		$325	$331
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		965	902
Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		250	261
Penn National Gaming, Inc.
5.625% due 01/15/2027		100	100
Performance Food Group, Inc.
5.500% due 06/01/2024		125	128
Pinnacle Entertainment, Inc.
5.625% due 05/01/2024		125	127
Platform Specialty Products Corp.
6.500% due 02/01/2022		500	521
Post Holdings, Inc.
5.500% due 03/01/2025		250	251
5.750% due 03/01/2027		250	251
6.000% due 12/15/2022		300	317
PQ Corp.
6.750% due 11/15/2022		200	214
Precision Drilling Corp.
7.750% due 12/15/2023		300	317
Prime Security Services Borrower LLC
9.250% due 05/15/2023		650	714
Regency Energy Partners LP
4.500% due 11/01/2023		500	514
5.500% due 04/15/2023		600	626
5.875% due 03/01/2022		675	743
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		1,500	1,545
Rivers Pittsburgh Borrower LP
6.125% due 08/15/2021		500	510
Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		625	654
Scientific Games International, Inc.
7.000% due 01/01/2022		875	937
ServiceMaster Co. LLC
5.125% due 11/15/2024		650	668
SFR Group S.A.
6.000% due 05/15/2022		1,200	1,248
6.250% due 05/15/2024		350	354
7.375% due 05/01/2026		800	827
Springs Industries, Inc.
6.250% due 06/01/2021		1,550	1,600
SPX FLOW, Inc.
5.625% due 08/15/2024		475	480
Standard Industries, Inc.
5.375% due 11/15/2024		900	916
5.500% due 02/15/2023		375	384
Sterigenics-Nordion Topco LLC
8.125% due 11/01/2021 (b)		250	257
Symantec Corp.
5.000% due 04/15/2025		150	154
T-Mobile USA, Inc.
4.000% due 04/15/2022		1,700	1,738
5.125% due 04/15/2025		1,025	1,064
Team Health Holdings, Inc.
6.375% due 02/01/2025		375	368
Tempur Sealy International, Inc.
5.500% due 06/15/2026		550	544
TES Finance PLC
6.750% due 07/15/2020	GBP	400	442
Tesoro Logistics LP
5.875% due 10/01/2020		$196	202
Trinidad Drilling Ltd.
6.625% due 02/15/2025		75	75
U.S. Foods, Inc.
5.875% due 06/15/2024		450	469
United States Steel Corp.
8.375% due 07/01/2021		300	334
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		225	232
7.000% due 03/15/2024		400	412

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Valvoline, Inc.
5.500% due 07/15/2024	$100	$105
Videotron Ltd.
5.125% due 04/15/2027 (a)	600	600
Virgin Media Secured Finance PLC
5.500% due 08/15/2026	300	305
Western Digital Corp.
7.375% due 04/01/2023	750	824
Wolverine World Wide, Inc.
5.000% due 09/01/2026	125	118
XPO Logistics, Inc.
6.125% due 09/01/2023	150	157

		68,827

UTILITIES 0.5%
Blue Racer Midstream LLC
6.125% due 11/15/2022	500	509
Covanta Holding Corp.
5.875% due 07/01/2025	100	100
Frontier Communications Corp.
10.500% due 09/15/2022	300	305
Genesis Energy LP
5.625% due 06/15/2024	800	786
6.750% due 08/01/2022	775	803
LBC Tank Terminals Holding Netherlands BV
6.875% due 05/15/2023	250	261
Sprint Communications, Inc.
6.000% due 11/15/2022	2,000	2,050
Sprint Corp.
7.125% due 06/15/2024	1,000	1,070
7.875% due 09/15/2023	500	555

		6,439

Total Corporate Bonds & Notes (Cost $85,895)		87,324

Total Investments in Securities (Cost $1,235,658)		1,241,813

	SHARES
INVESTMENTS IN AFFILIATES 12.7%

SHORT-TERM INSTRUMENTS 12.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.7%
PIMCO Short-Term Floating NAV Portfolio III	16,938,795	167,457

Total Short-Term Instruments (Cost $167,458)		167,457

Total Investments in Affiliates (Cost $167,458)		167,457

Total Investments 106.9% (Cost $1,403,116)		$1,409,270

Financial Derivative Instruments (c)(d) 0.0% (Cost or Premiums, net $0)		88

Other Assets and Liabilities, net (6.9)%		(90,929)

Net Assets 100.0%		$1,318,429

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	101

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Payment in-kind security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(21) at a weighted average interest rate of (5.000)%. Average borrowings includes reverse repurchase agreements, of which there were none open at period end.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$55,490	$4,881	$2,845	$38	$0
CDX.HY-27 5-Year Index	5.000	12/20/2021	57,519	4,661	688	43	0

				$9,542	$3,533	$81	$0

Total Swap Agreements				$9,542	$3,533	$81	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

Cash of $5,775 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$81	$81	$0	$0	$0	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	04/2017		$1,141	EUR	1,075	$6	$0
HUS	05/2017	EUR	1,106		$1,184	3	0
	05/2017	GBP	737		923	0	(2)

Total Forward Foreign Currency Contracts						$9	$(2)

102	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BPS	$6	$0	$0	$6	$0	$0	$0	$0	$6	$0	$6
HUS	3	0	0	3	(2)	0	0	(2)	1	0	1

Total Over the Counter	$9	$0	$0	$9	$(2)	$0	$0	$(2)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$81	$0	$0	$0	$81

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9	$0	$9

	$0	$81	$0	$9	$0	$90

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2	$0	$2

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,776	$0	$0	$(3)	$1,773

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23	$0	$23
Swap Agreements	0	(141)	0	0	0	(141)

	$0	$(141)	$0	$23	$0	$(118)

	$0	$1,635	$0	$23	$(3)	$1,655

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$3,938	$0	$0	$0	$3,938

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$30	$0	$30
Swap Agreements	0	188	0	0	0	188

	$0	$188	$0	$30	$0	$218

	$0	$4,126	$0	$30	$0	$4,156

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	103

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$724	$1,120,759	$33,006	$1,154,489
Corporate Bonds & Notes
Banking & Finance	0	12,058	0	12,058
Industrials	600	68,227	0	68,827
Utilities	0	6,439	0	6,439

	$1,324	$1,207,483	$33,006	$1,241,813

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$167,457	$0	$0	$167,457

Total Investments	$168,781	$1,207,483	$33,006	$1,409,270

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$81	$0	$81
Over the counter	0	9	0	9

	$0	$90	$0	$90

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(2)	$0	$(2)

Total Financial Derivative Instruments	$0	$88	$0	$88

Totals	$168,781	$1,207,571	$33,006	$1,409,358

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchase	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017(1)
Investments in Securities, at Value
Loan Participations and Assignments	$38,925	$15,598	$(19,982)	$67	$(372)	$4,816	$10,453	$(16,499)	$33,006	$2,616

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$1,990	Proxy Pricing	Base Price	99.500
	31,016	Third Party Vendor	Broker Quote	92.750-101.500

Total	$33,006

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

104	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Capital Securities and Financials Fund

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 87.4%

CORPORATE BONDS & NOTES 80.1%

BANKING & FINANCE 70.0%
American Express Co.
4.900% due 03/15/2020 (d)		$1,000	$1,000
Australia & New Zealand Banking Group Ltd.
6.750% due 06/15/2026 (d)		2,000	2,202
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (d)	EUR	600	642
8.875% due 04/14/2021 (d)		1,000	1,170
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^		1,300	413
Banco Mare Nostrum S.A.
9.000% due 11/16/2026 †		200	257
Banco Popular Espanol S.A.
8.250% due 04/10/2020 (d)		200	196
Bank of Ireland
7.375% due 06/18/2020 (d)		500	573
Bank of New York Mellon Corp.
4.625% due 09/20/2026 (d)		$3,000	2,887
Barclays Bank PLC
7.625% due 11/21/2022		500	548
Barclays PLC
7.250% due 03/15/2023 †(d)	GBP	700	885
8.000% due 12/15/2020 (d)	EUR	700	811
BNP Paribas S.A.
6.750% due 03/14/2022 (d)		$1,000	1,014
7.375% due 08/19/2025 (d)		200	206
Charles Schwab Corp.
4.625% due 03/01/2022 (d)		3,300	3,267
Citigroup, Inc.
5.800% due 11/15/2019 (d)		1,500	1,547
CoBank ACB
6.250% due 10/01/2026 (d)		1,000	1,091
Cooperatieve Rabobank UA
6.625% due 06/29/2021 (d)	EUR	1,000	1,162
Credit Agricole S.A.
7.500% due 06/23/2026 (d)	GBP	1,000	1,280
Credit Suisse Group AG
6.250% due 12/18/2024 (d)		$400	407
7.500% due 12/11/2023 (d)		400	434
CYBG PLC
5.000% due 02/09/2026	GBP	200	248
Deutsche Bank AG
6.250% due 04/30/2020 (d)		$200	190
E*TRADE Financial Corp.
5.875% due 09/15/2026 (d)		2,000	2,065
Goldman Sachs Group, Inc.
5.375% due 05/10/2020 (d)		1,500	1,536
HSBC Holdings PLC
6.000% due 09/29/2023 †(d)	EUR	500	575
ING Groep NV
6.500% due 04/16/2025 (d)		$3,500	3,486
Intesa Sanpaolo SpA
5.710% due 01/15/2026		900	874
7.750% due 01/11/2027 †(d)	EUR	500	551

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase & Co.
6.000% due 08/01/2023 (d)		$1,000	$1,045
7.900% due 04/30/2018 (d)		2,000	2,075
Lloyds Banking Group PLC
7.875% due 06/27/2029 (d)	GBP	1,000	1,394
MGIC Investment Corp.
5.750% due 08/15/2023		$1,000	1,057
National Westminster Bank PLC
1.313% due 05/02/2017 (d)		200	162
Nationwide Building Society
10.250% due 06/29/2049 (d)	GBP	4	606
Pacific Life Insurance Co.
9.250% due 06/15/2039		$500	779
Royal Bank of Scotland Group PLC
8.625% due 08/15/2021 (d)		1,000	1,045
Santander UK Group Holdings PLC
6.750% due 06/24/2024 †(a)(d)	GBP	2,500	3,147
Societe Generale S.A.
8.000% due 09/29/2025 (d)		$1,200	1,230
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (d)	EUR	200	241
U.S. Bancorp
5.300% due 04/15/2027 (d)		$3,100	3,166
UBS AG
7.625% due 08/17/2022		750	869
UBS Group AG
5.750% due 02/19/2022 (d)	EUR	1,000	1,156
7.000% due 02/19/2025 †(d)		$1,000	1,078
UniCredit SpA
9.250% due 06/03/2022 †(d)	EUR	200	234
Virgin Money Holdings UK PLC
8.750% due 11/10/2021 †(d)	GBP	1,000	1,300
Wells Fargo & Co.
5.875% due 06/15/2025 (d)		$300	324

			52,425

INDUSTRIALS 8.1%
BHP Billiton Finance USA Ltd.
6.750% due 10/19/2075		600	680
Dairy Farmers of America, Inc.
7.125% due 12/01/2026 (d)		1,000	1,103
Land O’ Lakes, Inc.
7.250% due 04/04/2027 (a)(d)		1,500	1,513
SFR Group S.A.
7.375% due 05/01/2026		500	517
Southern Co.
5.500% due 03/15/2057		1,200	1,239
Viacom, Inc.
6.250% due 02/28/2057		1,000	1,004

			6,056

UTILITIES 2.0%
Transcanada Trust
5.300% due 03/15/2077		1,500	1,485

Total Corporate Bonds & Notes (Cost $58,573)			59,966

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.7%

FINANCIALS 0.7%
Assicurazioni Generali SpA	11,130	$177
Wells Fargo & Co.	5,950	331

Total Common Stocks (Cost $507)		508

PREFERRED SECURITIES 1.4%

BANKING & FINANCE 1.4%
Wells Fargo & Co.
5.850% due 09/15/2023 (d)	40,000	1,066

Total Preferred Securities (Cost $1,043)		1,066

SHORT-TERM INSTRUMENTS 5.2%

REPURCHASE AGREEMENTS (e) 0.4%
		300

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 4.8%
Federal Home Loan Bank
0.756% due 04/19/2017 (b)(c)	$700	700
0.761% due 04/21/2017 - 04/24/2017 (b)(c)	2,900	2,899

		3,599

Total Short-Term Instruments (Cost $3,899)		3,899

Total Investments in Securities (Cost $64,022)		65,439

	SHARES
INVESTMENTS IN AFFILIATES 17.4%

SHORT-TERM INSTRUMENTS 17.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 17.4%
PIMCO Short-Term Floating NAV Portfolio III	1,316,128	13,011

Total Short-Term Instruments (Cost $13,010)		13,011

Total Investments in Affiliates (Cost $13,010)		13,011

Total Investments 104.8% (Cost $77,032)		$78,450

Financial Derivative Instruments (f)(g) (0.2)% (Cost or Premiums, net $(73))		(130)

Other Assets and Liabilities, net (4.6)%		(3,445)

Net Assets 100.0%		$74,875

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Capital Securities Fund (Cayman) Ltd., which is a 100% owned subsidiary of the Fund.
^	Security is in default.
(a)	When-issued security.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	105

Consolidated Schedule of Investments PIMCO Capital Securities and Financials Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
NOM	0.900%	03/31/2017	04/03/2017	$300	U.S. Treasury Notes 2.250% due 01/31/2024	$(307)	$300	$300

Total Repurchase Agreements						$(307)	$300	$300

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
NOM	$300	$0	$0	$300	$(307)	$(7)

Total Borrowings and Other Financing Transactions	$300	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	Short	06/2017	1	$0	$0	$0
U.S. Treasury 5-Year Note June Futures	Long	06/2017	15	3	2	0
U.S. Treasury 10-Year Note June Futures	Short	06/2017	7	(3)	0	(2)

Total Futures Contracts				$0	$2	$(2)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive(1)	6-Month GBP-LIBOR	1.750%	03/21/2048	GBP	200	$(21)	$(9)	$0	$(2)

Total Swap Agreements						$(21)	$(9)	$0	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017: Cash of $53 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared(2)	$0	$2	$0	$2	$0	$(2)	$(2)	$(4)

(1)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

106	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2017	†	EUR	6,405		$6,805	$7	$(34)
BPS	04/2017	†		278		296	0	(1)
	04/2017	†		$9,211	EUR	8,540	0	(100)
	05/2017	†	EUR	8,541		$9,223	100	0
	05/2017	†	GBP	185		231	0	(2)
CBK	04/2017		EUR	541		576	0	(2)
	04/2017	†	GBP	1,128		1,383	0	(30)
	04/2017	†		$16	EUR	15	0	0
GLM	04/2017		EUR	1,626		$1,720	0	(14)
	04/2017	†	GBP	973		1,209	0	(10)
	04/2017			$312	EUR	295	3	0
	04/2017	†		5,911	GBP	4,757	50	0
	05/2017	†	GBP	4,752		$5,908	0	(49)
JPM	04/2017			$846	CHF	843	0	(5)
	05/2017		EUR	1,119		$1,197	1	0
MSB	04/2017		GBP	1,867		2,341	2	0
RBC	04/2017		CHF	2,120		2,134	18	0
	05/2017			$2,138	CHF	2,120	0	(18)
SCX	04/2017	†	GBP	1,094		$1,338	0	(33)
	04/2017			$1,261	CHF	1,277	14	0

Total Forward Foreign Currency Contracts							$195	$(298)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Deutsche Bank AG	1.000%	12/20/2021	2.289%	EUR	100	$(17)	$10	$0	$(7)
BPS	Deutsche Bank AG	1.000	12/20/2021	2.289		100	(17)	11	0	(6)
BRC	Deutsche Bank AG	1.000	12/20/2021	2.289		100	(18)	12	0	(6)
JPM	Deutsche Bank AG	1.000	12/20/2021	2.289		100	(21)	15	0	(6)

							$(73)	$48	$0	$(25)

Total Swap Agreements							$(73)	$48	$0	$(25)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
PIMCO Capital Securities and Financials Fund
BOA	$7	$0	$0	$7	$(28)	$0	$(7)	$(35)	$(28)	$0	$(28)
BPS	85	0	0	85	(85)	0	(6)	(91)	(6)	0	(6)
BRC	0	0	0	0	0	0	(6)	(6)	(6)	0	(6)
CBK	0	0	0	0	(27)	0	0	(27)	(27)	0	(27)
GLM	39	0	0	39	(50)	0	0	(50)	(11)	0	(11)
JPM	1	0	0	1	(5)	0	(6)	(11)	(10)	0	(10)
MSB	2	0	0	2	0	0	0	0	2	0	2
RBC	18	0	0	18	(18)	0	0	(18)	0	0	0
SCX	14	0	0	14	(16)	0	0	(16)	(2)	0	(2)

PIMCO Capital Securities Fund (Cayman) Ltd.
BOA	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
BPS	15	0	0	15	(18)	0	0	(18)	(3)	0	(3)
CBK	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
GLM	14	0	0	14	(23)	0	0	(23)	(9)	0	(9)
SCX	0	0	0	0	(17)	0	0	(17)	(17)	0	(17)

Total Over the Counter	$195	$0	$0	$195	$(298)	$0	$(25)	$(323)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	107

Consolidated Schedule of Investments PIMCO Capital Securities and Financials Fund (Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$195	$0	$195

	$0	$0	$0	$195	$2	$197

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	0	0	0	2	2

	$0	$0	$0	$0	$4	$4

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$298	$0	$298
Swap Agreements	0	25	0	0	0	25

	$0	$25	$0	$298	$0	$323

	$0	$25	$0	$298	$4	$327

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$34	$34
Swap Agreements	0	0	0	0	(3)	(3)

	$0	$0	$0	$0	$31	$31

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$540	$0	$540
Swap Agreements	0	7	0	0	0	7

	$0	$7	$0	$540	$0	$547

	$0	$7	$0	$540	$31	$578

108	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(14)	$(14)
Swap Agreements	0	0	0	0	(5)	(5)

	$0	$0	$0	$0	$(19)	$(19)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$161	$0	$161
Swap Agreements	0	49	0	0	0	49

	$0	$49	$0	$161	$0	$210

	$0	$49	$0	$161	$(19)	$191

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$52,425	$0	$52,425
Industrials	0	6,056	0	6,056
Utilities	0	1,485	0	1,485
Common Stocks
Financials	508	0	0	508
Preferred Securities
Banking & Finance	0	1,066	0	1,066
Short-Term Instruments
Repurchase Agreements	0	300	0	300
Short-Term Notes	0	3,599	0	3,599

	$508	$64,931	$0	$65,439

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$13,011	$0	$0	$13,011

Total Investments	$13,519	$64,931	$0	$78,450

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$2	$0	$0	$2
Over the counter	0	195	0	195

	$2	$195	$0	$197

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2)	(2)	0	(4)
Over the counter	0	(323)	0	(323)

	$(2)	$(325)	$0	$(327)

Total Financial Derivative Instruments	$0	$(130)	$0	$(130)

Totals	$13,519	$64,801	$0	$78,320

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	109

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A and Class C shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of

Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily declaring dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. For non-daily declaring dividend funds, income and non-class specific expenses are allocated daily to each class on the

110	PIMCO CREDIT BOND FUNDS

March 31, 2017

basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO Diversified Income Fund	Daily	Monthly
PIMCO High Yield Spectrum Fund	Daily	Monthly
PIMCO Long-Term Credit Fund	Daily	Monthly
PIMCO Low Duration Income Fund	Daily	Monthly
PIMCO Senior Floating Rate Fund	Daily	Monthly
PIMCO Capital Securities and Financials Fund	Quarterly	Quarterly
PIMCO Credit Absolute Return Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a

Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. The Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods

ANNUAL REPORT	MARCH 31, 2017	111

Notes to Financial Statements (Cont.)

ending after December 15, 2016, and interim periods thereafter. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under ASC 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes

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obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

ANNUAL REPORT	MARCH 31, 2017	113

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally,

U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

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Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the

Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

ANNUAL REPORT	MARCH 31, 2017	115

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in an affiliated Fund for the period ended March 31, 2017 (amounts in thousands†):

Fund Name	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Credit Absolute Return Fund	$83,253	$255,258	$(220,900)	$74	$(34)	$117,651	$958	$0
PIMCO Diversified Income Fund	166,782	1,057,628	(1,203,601)	61	55	20,925	1,028	0
PIMCO High Yield Spectrum Fund	156,178	1,019,582	(975,200)	108	(48)	200,620	1,482	0
PIMCO Long-Term Credit Fund	44,844	1,495,336	(1,437,000)	32	(4)	103,208	436	0
PIMCO Low Duration Income Fund	36,980	259,054	(290,500)	29	(13)	5,550	153	0
PIMCO Senior Floating Rate Fund	73,961	725,048	(631,600)	63	(15)	167,457	1,348	0
PIMCO Capital Securities and Financials Fund	0	16,910	(3,900)	0	1	13,011	10	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the

Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans

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(including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2017, the PIMCO Credit Absolute Return Fund, PIMCO High Yield Spectrum Fund and PIMCO Senior Floating Rate Fund had $6,850,910, $10,833,290 and $3,777,013, respectively, in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Notes to Financial Statements (Cont.)

Real Estate Investment Trusts (“REITs”)  Certain Funds may invest in REITs, which are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public, such as the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Funds at March  31, 2017 are disclosed in the Notes to Schedules of Investments.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Warrants  Certain Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock

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of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Line of Credit  The PIMCO High Yield Spectrum Fund and PIMCO Senior Floating Rate Fund entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Funds pay financing charges based on a combination of LIBOR-based variable plus a credit spread. The Funds also pay a fee of 0.15% per annum on the unused commitment amounts. The agreements expire on September 5, 2017 unless extended or renewed. There is a maximum available commitment amount for the Funds equal to $111,862,745 and $127,843,137, respectively. Prior to September 6, 2016, the maximum commitment amounts were $100,000,000 and $200,000,000, respectively. Commitment, upfront and interest fees of $262,063 and $410,913, respectively, paid by the Funds are disclosed as part of interest expense on the Statements of Operations.

During the period, there were no borrowings on this line of credit.

(b) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund

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will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(d) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(e) Short Sales  Certain Funds may enter into short sales transactions. Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b ) Futures Contracts  Certain Funds may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices

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of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Funds  Certain Funds may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the

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underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Certain Funds may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a

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seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a

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Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield,

coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, a Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact a Fund’s liquidity and net asset value. Such transactions may also increase a Fund’s transaction costs or otherwise cause a Fund to perform differently than intended. Moreover, the Funds are subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options,

124	PIMCO CREDIT BOND FUNDS

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have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty.

Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value

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Notes to Financial Statements (Cont.)

(securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class		Class D		Class A		Class C
PIMCO Credit Absolute Return Fund	0.60%	0.30%	0.40%	N/A		0.45%		0.45%		0.45%
PIMCO Diversified Income Fund	0.45%	0.30%	0.40%	0.30%		0.45%		0.45%		0.45%
PIMCO High Yield Spectrum Fund	0.30%	0.30%	0.40%	N/A		0.40%		0.40%		0.40%
PIMCO Long-Term Credit Fund	0.30%	0.25%	0.35%	N/A		0.40%	~	0.40%	*	N/A
PIMCO Low Duration Income Fund(1)	0.30%	0.20%	0.30%	0.25%	~	0.35%		0.35%		0.35%
PIMCO Senior Floating Rate Fund	0.40%	0.30%	0.40%	N/A		0.35%		0.35%		0.35%
PIMCO Capital Securities and Financials Fund(2)	0.44%	0.35%	0.45%	N/A		0.45%		0.45%		0.45%

*	This particular share class has been registered with the SEC, but has not yet launched.
~	This share class was liquidated during the reporting period.
(1)	PIMCO has contractually agreed, through July 31, 2018, to waive it’s investment advisory fee by 0.05% of the average daily net assets attributable to the Fund.
(2)

PIMCO has contractually agreed to waive the Fund’s advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”) to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75%, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
PIMCO Low Duration Income Fund	0.30%	0.25%
All other Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2017, the Distributor retained $7,047,450 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Redemption Fees  Shareholders of the PIMCO Senior Floating Rate Fund are subject to a redemption fee on redemptions and exchanges of

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Notes to Financial Statements (Cont.)

1.00% of the NAV of the PIMCO Senior Floating Rate Fund shares redeemed or exchanged. Redemption fees are charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000, the valuation oversight committee lead receives an additional annual retainer of $11,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $5,750) and the governance committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(f) Expense Limitation  Pursuant to the PIMCO Funds Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse the Funds, to the extent that the payment of each Fund’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Fee Waiver Agreement, PIMCO contractually agreed to reduce its Advisory Fee for the PIMCO Low Duration Income Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed to PIMCO, to the extent the Fund’s annualized organizational expenses and pro rata share of Trustee Fees plus the amount reimbursed do not exceed the Expense Limit. For the period ended March 31, 2017, the remaining recoverable amounts to PIMCO are disclosed in the table below (in thousands†):

	Expiring within
Fund Name	12 months	13 - 24 months	25 - 36 months	Total
PIMCO Low Duration Income Fund	$0	$0	$39	$39
PIMCO Capital Securities and Financials Fund	0	82	0	82

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(g) Acquired Fund Fees and Expenses  PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”), has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fees it receives from the Subsidiary in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO

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and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended March 31, 2017, the amount was $24,706. See Note 13, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Subsidiary.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2017, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Credit Absolute Return Fund	$19,471	$47,139
PIMCO Diversified Income Fund	72,824	144,170
PIMCO High Yield Spectrum Fund	24,169	85,496
PIMCO Long Term Credit Fund	50,905	163,572
PIMCO Low Duration Income Fund	17,862	68,936
PIMCO Senior Floating Rate Fund	102,076	12,870
PIMCO Capital Securities and Financials Fund	939	3,342

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2017, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
PIMCO Credit Absolute Return Fund	$78,768	$105,068	$332,682	$339,823
PIMCO Diversified Income Fund	3,486,628	3,027,681	1,502,605	1,035,986
PIMCO High Yield Spectrum Fund	0	0	619,108	882,423
PIMCO Long-Term Credit Fund	3,535,054	3,791,004	842,891	957,542
PIMCO Low Duration Income Fund	751,474	646,722	332,228	207,336
PIMCO Senior Floating Rate Fund	0	0	833,203	196,177
PIMCO Capital Securities and Financials Fund	0	0	67,537	40,467

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Credit Absolute Return Fund				PIMCO Diversified Income Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	11,703	$113,941	8,970	$86,307	81,594	$864,514	54,264	$572,531
Class P	2,023	19,939	1,424	14,158	4,693	49,878	2,843	29,241
Administrative Class	0	0	0	0	682	7,258	278	2,943
Class D	947	9,358	685	6,865	3,524	37,448	2,346	25,100
Class A	312	3,103	623	6,079	5,077	53,940	4,143	43,768
Class C	142	1,394	137	1,348	1,974	20,949	1,927	20,182
Class R	0	0	24 ^	241 ^	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	1,083	10,523	1,994	19,209	9,796	104,078	13,506	139,564
Class P	64	622	115	1,103	277	2,946	295	3,039
Administrative Class	0	0	0	0	47	501	63	646
Class D	30	293	33	320	228	2,421	336	3,472
Class A	32	310	60	579	625	6,639	944	9,738
Class C	16	153	23	222	318	3,373	551	5,679
Class R	0	0	1 ^	6 ^	0	0	0	0
Cost of shares redeemed
Institutional Class	(16,136)	(156,325)	(51,638)	(495,076)	(55,079)	(584,970)	(78,732)	(827,303)
Class P	(1,083)	(10,477)	(3,937)	(37,751)	(2,419)	(25,638)	(2,451)	(25,208)
Administrative Class	0	0	0	0	(451)	(4,731)	(343)	(3,608)
Class D	(612)	(6,001)	(1,572)	(15,266)	(3,211)	(34,012)	(3,375)	(35,579)
Class A	(936)	(9,179)	(969)	(9,339)	(4,623)	(48,983)	(5,441)	(56,887)
Class C	(247)	(2,368)	(438)	(4,209)	(2,833)	(29,991)	(3,381)	(35,272)
Class R	0	0	(92)^	(866)^	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(2,662)	$(24,714)	(44,557)	$(426,070)	40,219	$425,620	(12,227)	$(127,954)

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PIMCO High Yield Spectrum Fund				PIMCO Long-Term Credit Fund						PIMCO Low Duration Income Fund
Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017				Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
Shares	Amount	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount	Shares	Amount

68,696	$666,632	40,862	$380,931	45,391		$534,807		70,807	$851,260	6,352	$52,883	5,687	$45,764
6,348	61,275	8,483	76,590	3,984		46,341		1,176	13,431	5,962	49,613	2,206	17,800
0	0	0	0	0		0		0	0	1 ^^	16 ^^	3	28
11,282	109,684	8,845	83,866	227	^^^	2,788	^^^	172	2,126	5,576	46,152	1,351	10,903
5,111	49,957	3,477	33,396	0		0		0	0	12,301	102,215	3,968	32,232
499	4,828	157	1,481	0		0		0	0	2,418	20,060	1,186	9,595
0	0	0	0	0		0		0	0	0	0	0	0

11,198	108,814	12,789	121,606	12,752		150,858		35,420	399,934	310	2,530	1,453	11,660
996	9,686	564	5,310	107		1,262		5	56	84	690	172	1,380
0	0	0	0	0		0		0	0	1 ^^	5 ^^	2	15
401	3,901	285	2,724	8	^^^	92	^^^	22	249	89	732	103	825
162	1,584	113	1,081	0		0		0	0	448	3,660	732	5,843
43	421	49	470	0		0		0	0	255	2,080	455	3,626
0	0	0	0	0		0		0	0	0	0	0	0

(109,866)	(1,064,186)	(58,353)	(561,548)	(83,479)		(995,070)		(114,327)	(1,355,526)	(5,461)	(44,817)	(32,195)	(246,769)
(6,918)	(67,205)	(1,539)	(14,674)	(7,283)		(82,237)		(5,779)	(70,332)	(2,000)	(16,528)	(18,025)	(137,824)
0	0	0	0	0		0		0	0	(37)^^	(306)^^	(15)	(124)
(10,513)	(101,984)	(9,706)	(93,338)	(365	)^^^	(4,200	)^^^	(139)	(1,621)	(2,693)	(22,185)	(2,317)	(18,380)
(2,897)	(28,138)	(3,324)	(31,796)	0		0		0	0	(7,706)	(63,339)	(10,089)	(80,215)
(221)	(2,141)	(488)	(4,625)	0		0		0	0	(3,617)	(29,544)	(4,981)	(39,627)
0	0	0	0	0		0		0	0	0	0	0	0
(25,679)	$(246,872)	2,214	$1,474	(28,658)		$(345,359)		(12,643)	$(160,423)	12,283	$103,917	(50,304)	$(383,268)

ANNUAL REPORT	MARCH 31, 2017	131

Notes to Financial Statements (Cont.)

	PIMCO Senior Floating Rate Fund				PIMCO Capital Securities and Financials Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Inception date through 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	47,828	$470,477	7,124	$69,995	4,680	$47,542	4,759	$46,966
Class P	739	7,323	352	3,437	554	5,685	39	390
Administrative Class	0	0	0	0	0	0	0	0
Class D	623	6,160	574	5,587	497	4,969	293	2,760
Class A	4,566	45,227	1,900	18,836	205	2,059	247	2,457
Class C	1,321	13,072	957	9,462	53	530	48	475
Class R	0	0	206 ^	2,052 ^	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	3,698	36,523	5,954	58,692	221	2,201	138	1,328
Class P	47	466	69	679	10	100	1	14
Administrative Class	0	0	0	0	0	0	0	0
Class D	48	472	62	604	26	259	4	42
Class A	241	2,383	291	2,861	6	59	9	83
Class C	145	1,429	189	1,854	2	18	1	9
Class R	0	0	13 ^	125 ^	0	0	0	0
Cost of shares redeemed
Institutional Class	(17,817)	(175,615)	(163,570)	(1,612,355)	(1,862)	(18,557)	(1,994)	(19,154)
Class P	(676)	(6,680)	(1,379)	(13,499)	(14)	(136)	(2)	(24)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(734)	(7,243)	(1,085)	(10,538)	(265)	(2,652)	(3)	(29)
Class A	(2,707)	(26,723)	(4,964)	(48,665)	(272)	(2,632)	(4)	(37)
Class C	(1,467)	(14,444)	(3,141)	(30,830)	(13)	(132)	(33)	(312)
Class R	0	0	(666)^	(6,394)^	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	35,855	$352,827	(157,114)	$(1,548,097)	3,828	$39,313	3,503	$34,968

^	Class R Shares liquidated at the close of business on January 22, 2016.
^^	Administrative Class Shares liquidated at the close of business on October 28, 2016.
^^^	Class D Shares liquidated at the close of business on January 13, 2017.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties
PIMCO Credit Absolute Return Fund	2	0	28%	0%
PIMCO High Yield Spectrum Fund	0	2	0%	69%
PIMCO Long Term Credit Fund	1	0	18%	0%
PIMCO Senior Floating Rate Fund	0	2	0%	63%
PIMCO Capital Securities and Financials Fund	0	2	0%	45%

13. BASIS FOR CONSOLIDATION

The Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Capital Securities and Financials Fund (the “CSF Fund”) in order to effect certain investments for the CSF Fund consistent with the CSF Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The CSF Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the CSF Fund and the Subsidiary. The consolidated financial statements include the accounts of the CSF Fund and the Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into

132	PIMCO CREDIT BOND FUNDS

March 31, 2017

between the CSF Fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the CSF Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Subsidiary to the CSF Fund (amounts in thousands).

Date of Incorporation	02/04/2015
Subscription Agreement	03/01/2015
Fund Net Assets	$74,875
Subsidiary % of Fund Net Assets	6.6%
Subsidiary Financial Statement Information
Total assets	$8,199
Total liabilities	3,271
Net assets	$4,928
Total income	193
Net investment income (loss)	168
Net realized gain (loss)	(6)
Net change in unrealized appreciation (depreciation)	393
Increase (decrease) in net assets resulting from operations	$555

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters. The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2014-2016, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

As of March 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Credit Absolute Return Fund	$9,183	$0	$8,189	$(110)	$(59,575)	$0	$0
PIMCO Diversified Income Fund	0	0	(7,707)	(3,944)	(30,508)	0	(3,419)
PIMCO High Yield Spectrum Fund	0	0	(2,821)	(2,324)	(51,821)	0	(15,680)
PIMCO Long-Term Credit Fund	0	0	28,649	(1,970)	0	0	0
PIMCO Low Duration Income Fund	5,230	0	(32,478)	(816)	(217,046)	0	0
PIMCO Senior Floating Rate Fund	0	0	8,750	(108)	(65,695)	0	(444)
PIMCO Capital Securities and Financials Fund	0	0	1,357	(342)	(150)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.

ANNUAL REPORT	MARCH 31, 2017	133

Notes to Financial Statements (Cont.)

(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, passive foreign investment companies (PFICs), convertible preferred securities, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals, organizational costs, and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through March 31, 2017 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through March 31, 2017 and Ordinary losses realized during the period January 1, 2017 through March 31, 2017, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses. As of March 31, 2017, the Funds had accumulated capital losses expiring in the following years (amounts in thousands†):

	Expiration of Accumulated Capital Losses
	03/31/2018	03/31/2019
PIMCO Credit Absolute Return Fund	$0	$0
PIMCO Diversified Income Fund	0	0
PIMCO High Yield Spectrum Fund	0	0
PIMCO Long-Term Credit Fund	0	0
PIMCO Low Duration Income Fund	41,823	0
PIMCO Senior Floating Rate Fund	0	0
PIMCO Capital Securities and Financials Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2017, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†)(7):

	Short-Term	Long-Term
PIMCO Credit Absolute Return Fund	$35,283	$24,292
PIMCO Diversified Income Fund	0	30,508
PIMCO High Yield Spectrum Fund	0	51,821
PIMCO Long-Term Credit Fund	0	0
PIMCO Low Duration Income Fund	155,955	19,268
PIMCO Senior Floating Rate Fund*	0	65,695
PIMCO Capital Securities and Financials Fund	150	0

(7)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(8)
PIMCO Credit Absolute Return Fund	$412,292	$6,662	$(5,168)	$1,494
PIMCO Diversified Income Fund	3,149,750	75,513	(109,377)	(33,864)
PIMCO High Yield Spectrum Fund	1,781,466	60,609	(63,523)	(2,914)
PIMCO Long-Term Credit Fund	3,644,786	86,373	(74,624)	11,749
PIMCO Low Duration Income Fund	572,089	5,429	(43,547)	(38,118)
PIMCO Senior Floating Rate Fund	1,404,111	11,858	(6,699)	5,159
PIMCO Capital Securities and Financials Fund	77,114	1,461	(125)	1,336

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, sale/buyback transactions, convertible preferred securities, passive foreign investment companies (PFICs), and Lehman securities for federal income tax purposes.

134	PIMCO CREDIT BOND FUNDS

March 31, 2017

For the fiscal years ended March 31, 2017 and March 31, 2016, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2017			March 31, 2016
	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital(10)	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital(10)
PIMCO Credit Absolute Return Fund	$12,301	$0	$0	$18,984	$2,518	$0
PIMCO Diversified Income Fund	124,900	0	0	168,308	0	0
PIMCO High Yield Spectrum Fund	126,515	0	0	130,823	885	0
PIMCO Long-Term Credit Fund	151,577	0	13,003	368,392	79,506	0
PIMCO Low Duration Income Fund	11,201	0	0	30,274	0	0
PIMCO Senior Floating Rate Fund	42,478	0	0	64,455	0	1,268
PIMCO Capital Securities and Financials Fund	2,655	0	0	1,236	0	240

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(9)	Includes short-term capital gains distributed, if any.
(10)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

Effective April 1, 2017, all Class C shares with a minimum ten year holding period will be converted to Class A shares of the same Fund, for all Funds of the PIMCO Funds Trust that offer Class C Shares. This automatic conversion feature was approved by the Board on January 24, 2017.

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	MARCH 31, 2017	135

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO Credit Absolute Return Fund, PIMCO Diversified Income Fund, PIMCO Low Duration Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Fund, PIMCO Senior Floating Rate Fund and PIMCO Capital Securities and Financials Fund

In our opinion, the (i) accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Long-Term Credit Fund as of March 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, (ii) accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Capital Securities and Financials Fund and its subsidiary as of March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for the year then ended and for the period from April 13, 2015 (commencement of operations) through March 31, 2016 and the financial highlights for the year then ended and for the period from April 13, 2015 (commencement of operations) through March 31, 2016, and (iii) accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the PIMCO Credit Absolute Return Fund, PIMCO Diversified Income Fund, PIMCO Low Duration Income Fund, PIMCO High Yield Spectrum Fund and PIMCO Senior Floating Rate Fund as of March 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended, (seven of the funds constituting the PIMCO Funds, hereafter referred to as the “Funds”), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

136	PIMCO CREDIT BOND FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BCY	Barclays Capital, Inc.	GRE	RBS Securities, Inc.	NOM	Nomura Securities International Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	NXN	Natixis New York
BOM	Bank of Montreal	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BOS	Banc of America Securities LLC	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
BSN	Bank of Nova Scotia	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MBC	HSBC Bank Plc	TOR	Toronto Dominion Bank
CFR	Credit Suisse Securities (Europe) Ltd.	MEI	Merrill Lynch International	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	WFS	Wells Fargo Securities, LLC
FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.
FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PLN	Polish Zloty
BRL	Brazilian Real	IDR	Indonesian Rupiah	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CHF	Swiss Franc	JPY	Japanese Yen	THB	Thai Baht
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TRY	Turkish New Lira
DKK	Danish Krone	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound	PEN	Peruvian New Sol

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	EUREX	Eurex Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CNREPOFIX	China Fixing Repo Rates 7-Day	S&P 500	Standard & Poor’s 500 Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index
CDX.IG	Credit Derivatives Index - Investment Grade	MCDX	Municipal Bond Credit Derivative Index
CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
ADR	American Depositary Receipt	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt
BABs	Build America Bonds	JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced
BBR	Bank Bill Rate	JSC	Joint Stock Company	TBD	To Be Determined
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
BTP	Buoni del Tesoro Poliennali	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International

ANNUAL REPORT	MARCH 31, 2017	137

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth for each Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)

PIMCO Credit Absolute Return Fund	0.40%	0.67%	$12,301	$0
PIMCO Diversified Income Fund	0.01%	0.01%	124,901	0
PIMCO High Yield Spectrum Fund	0.00%	0.00%	126,516	0
PIMCO Long-Term Credit Fund	0.00%	0.77%	151,577	0
PIMCO Low Duration Income Fund	0.03%	0.03%	11,200	0
PIMCO Senior Floating Rate Fund	0.00%	0.00%	9,154	0
PIMCO Capital Securities and Financials Fund	0.55%	49.45%	1,254	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

138	PIMCO CREDIT BOND FUNDS

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162

Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge*** (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 – 10/16); Chief Operating Officer, PIMCO (7/09 – 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter G. Strelow*** (1970) Trustee	05/2017 to present	Managing Director, Chief Administrative Officer, PIMCO; President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard**** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Messrs. Harris, Hodge and Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	Effective May 16, 2017, Mr. Strelow became a Trustee of the Trust and Mr. Hodge retired from service as a Trustee of the Trust.
****	The information for the individuals listed is as of March 31, 2017 (as of May 16, 2017 for Mr. Strelow). Ms. Hubbard became a Trustee of the Trust effective February 14, 2017.

ANNUAL REPORT	MARCH 31, 2017	139

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013

Managing Director, Chief Administrative Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present

Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present

Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 – 10/16); Chief Operating Officer, PIMCO (7/09 – 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President – Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011

Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present

Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present

Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013

Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present

Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present

Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

140	PIMCO CREDIT BOND FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019

ANNUAL REPORT	MARCH 31, 2017	141

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can

142	PIMCO CREDIT BOND FUNDS

(Unaudited)

change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2017	143

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3003AR_033117

PIMCO Funds

Annual Report

March 31, 2017

Fundamental Index Funds

PIMCO RAE Fundamental Advantage PLUS Fund

PIMCO RAE Fundamental PLUS Fund

PIMCO RAE Fundamental PLUS EMG Fund

PIMCO RAE Fundamental PLUS International Fund

PIMCO RAE Fundamental PLUS Small Fund

PIMCO RAE Low Volatility PLUS Fund

PIMCO RAE Low Volatility PLUS EMG Fund

PIMCO RAE Low Volatility PLUS International Fund

PIMCO RAE Worldwide Long/Short PLUS Fund

Share Classes

∎	Institutional
∎	P
∎	Administrative
∎	D
∎	A
∎	C

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		16
Benchmark Descriptions		18
Financial Highlights		20
Statements of Assets and Liabilities		30
Statements of Operations		34
Statements of Changes in Net Assets		36
Notes to Financial Statements		148
Report of Independent Registered Public Accounting Firm		173
Glossary		174
Federal Income Tax Information		175
Management of the Trust		176
Privacy Policy		179

Fund	Fund Summary	Schedule of Investments

PIMCO RAE Fundamental Advantage PLUS Fund	7	39
PIMCO RAE Fundamental PLUS Fund	8	51
PIMCO RAE Fundamental PLUS EMG Fund	9	64
PIMCO RAE Fundamental PLUS International Fund	10	77
PIMCO RAE Fundamental PLUS Small Fund	11	89
PIMCO RAE Low Volatility PLUS Fund	12	99
PIMCO RAE Low Volatility PLUS EMG Fund	13	109
PIMCO RAE Low Volatility PLUS International Fund	14	122
PIMCO RAE Worldwide Long/Short PLUS Fund	15	134

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2017, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

In the early part of the reporting period in June 2016, the outcome of the U.K. referendum, or Brexit, prompted market volatility to rise, sovereign yields to rally significantly and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the fundamental backdrop of the global economy as remaining largely intact, and as expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of other political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain over this period.

At its December 2016 meeting, the European Central Bank (“ECB”) opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. And on December 14, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25 percentage points to a range of 0.50%-0.75%. It was their second rate increase in ten years.

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the March quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda, including the last-minute cancelation of the healthcare vote in the House of Representatives, left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. However, rising geopolitical tensions outside of the reporting period, namely Syria and North Korea, contributed to growing investor anxiety.

Financial market highlights of the twelve-month reporting period include:

∎

U.S. Treasury yields rose across the yield curve over the reporting period. The yield on the benchmark ten-year U.S. Treasury note was 2.40% at the end of the reporting period, up from 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, declined 1.44% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 0.44% over the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.48% over the reporting period, as represented by the Bloomberg Barclays U.S. TIPS Index. Real yields rose and the yield curve flattened as the Fed continued its normalization of interest rates and pro-growth sentiment emerged in the wake of the U.S. election. Market-based inflation expectations ended the period sharply higher as oil prices rallied and fears of policy-induced inflation lead to increased demand for U.S. TIPS.

∎

Diversified commodities posted positive returns, as represented by the Bloomberg Commodity Index Total Return, which returned 8.71% over the reporting period. The energy and industrial metals sectors led the rebound within commodity markets. Within energy, oil prices rose sharply as U.S. production growth slowed and the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to a coordinated cut to output. Base metals broadly gained on improved China sentiment and in anticipation of potential infrastructure spending in the U.S.

2	PIMCO FUNDAMENTAL INDEX FUNDS

∎

Agency mortgage-backed securities (“MBS”) returned 0.17% over the reporting period, as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index. The asset class modestly outperformed like-duration U.S. Treasuries, as continued Fed intervention and strong overseas demand helped offset mortgage extension selling following the U.S. election. Non-Agency MBS continued to perform well due to improving housing fundamentals, limited new issuance, and sustained investor appetite.

∎

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 2.96% over the reporting period. Investment grade credit spreads tightened due to strong investor demand for high grade retail mutual funds and ETFs, low volatility, and corporate earnings strength. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 16.88% over the reporting period, which benefited from a strong rally of commodity sectors, namely the energy and metals & mining sectors.

∎

Tax-exempt municipal bonds returned 0.15% over the reporting period, as represented by the Bloomberg Barclays Municipal Bond Index. The municipal bond market benefited from constructive retail, institutional, and foreign demand through the first half of the reporting period. The positive sentiment reversed post-U.S. election as investors weighed possibilities of policy shifts around tax rates, a potential repeal of the tax exemption, and heightened infrastructure funding. Municipal bond investors remained focused on Puerto Rico as the island continued to default on select governmental issues and federally-led restructuring efforts moved forward.

∎

Emerging market (“EM”) debt sectors generally benefited from improving fundamentals in most emerging economies, stable commodity prices and accommodative global central banks. Better fundamentals attracted robust inflows into the asset class and also supported performance during the reporting period. Though returns were strong, the surprise result of the U.S. election weighed somewhat on performance in the latter half of the reporting period due to uncertainty surrounding the impact of future trade policy on EM countries. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 8.82% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.47% over the reporting period.

∎

Global equities generally posted strong positive returns in response to supportive central bank policies and healthy investor risk appetite over the full reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.17% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 17.22% over the reporting period. Global equities, as represented by the MSCI World Index, returned 14.77% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of these risks may include, but are not limited to, the following: new/small fund risk, interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, management risk, small-cap and mid-cap company risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In

4	PIMCO FUNDAMENTAL INDEX FUNDS

certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Diversification Status
PIMCO RAE Fundamental Advantage PLUS Fund	02/29/08	02/29/08	06/30/10	—	07/31/08	07/31/08	07/31/08	Diversified
PIMCO RAE Fundamental PLUS Fund	06/30/05	06/30/05	04/30/08	06/30/05	06/30/05	06/30/05	06/30/05	Diversified
PIMCO RAE Fundamental PLUS EMG Fund	11/26/08	11/26/08	01/07/11	05/31/12	05/31/13	05/31/13	05/31/13	Diversified
PIMCO RAE Fundamental PLUS International Fund	09/30/11	09/30/11	05/30/14	—	02/28/14	02/28/14	02/28/14	Diversified
PIMCO RAE Fundamental PLUS Small Fund	09/30/11	09/30/11	05/30/14	—	02/28/14	02/28/14	02/28/14	Diversified
PIMCO RAE Low Volatility PLUS Fund	12/30/13	12/30/13	12/30/13	—	—	12/30/13	12/30/13	Diversified
PIMCO RAE Low Volatility PLUS EMG Fund	12/30/13	12/30/13	12/30/13	—	—	12/30/13	12/30/13	Diversified
PIMCO RAE Low Volatility PLUS International Fund	12/30/13	12/30/13	12/30/13	—	—	12/30/13	12/30/13	Diversified
PIMCO RAE Worldwide Long/Short PLUS Fund	12/04/14	12/04/14	12/04/14	—	—	12/04/14	12/04/14	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”),

any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions

ANNUAL REPORT	MARCH 31, 2017	5

Important Information About the Funds (Cont.)

and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Fundamental Advantage PLUS Fund

Institutional Class - PFATX	Class A - PTFAX
Class P - PFAPX	Class C - PTRCX
Class D - PFSDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 03/31/2017†§

Short-Term Instruments‡	33.5%
U.S. Treasury Obligations	15.7%
Corporate Bonds & Notes	13.9%
Non-Agency Mortgage-Backed Securities	13.5%
Asset-Backed Securities	12.0%
Other	11.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (02/29/08)
PIMCO RAE Fundamental Advantage PLUS Fund Institutional Class	5.57%	2.31%	4.29%
PIMCO RAE Fundamental Advantage PLUS Fund Class P	5.48%	2.23%	4.18%
PIMCO RAE Fundamental Advantage PLUS Fund Class D	5.16%	1.89%	3.85%
PIMCO RAE Fundamental Advantage PLUS Fund Class A	5.14%	1.89%	3.86%
PIMCO RAE Fundamental Advantage PLUS Fund Class A (adjusted)	1.21%	1.13%	3.43%
PIMCO RAE Fundamental Advantage PLUS Fund Class C	4.39%	1.16%	3.18%
PIMCO RAE Fundamental Advantage PLUS Fund Class C (adjusted)	3.39%	1.16%	3.18%
3 Month USD LIBOR Index	0.78%	0.41%	0.71%
Lipper Alternative Equity Market Neutral Funds Average	1.12%	1.83%	1.43%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.94% for the Institutional Class shares, 1.04% for Class P shares, 1.34% for Class D shares, 1.34% for Class A shares, and 2.09% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental Advantage PLUS Fund seeks maximum total return, consistent with prudent investment management, under normal circumstances, by obtaining long exposure to a portfolio of stocks (“RAE Fundamental US Large Model Portfolio”) and short exposure to the S&P 500 Index (“S&P 500”), and complementing this equity market neutral exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The RAE Fundamental US Large Model Portfolio stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Fundamental US Large Model Portfolio and short positions in swaps and futures are used to obtain exposure to the S&P 500. The Fund’s strategy of maintaining long exposure to the RAE Fundamental US Large Model Portfolio and short exposure to the S&P 500 can be characterized as “market neutral” because the long and the short exposures are intended to offset one another producing a net equity exposure that is approximately zero. At the same time, the Fund is designed to deliver the relative appreciation (or depreciation) of the RAE Fundamental US Large Model Portfolio over the S&P 500. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»

The Fund’s long exposure to the RAE Fundamental US Large Model Portfolio and short exposure to the S&P 500 contributed to returns as the model portfolio outperformed the S&P 500 by 0.06%, primarily due to the following:

»	Selection in materials contributed to relative returns, as the Fund’s holdings outperformed the index.

»	Selection in and underweight to healthcare contributed to relative returns, as the Fund’s holdings outperformed the index.

»	Selection in consumer discretionary detracted from relative returns, as the Fund’s holdings underperformed the index.

»	The Fund’s absolute return bond alpha strategy added to returns, primarily due to the following:

»	U.S. duration exposure added to performance driven by short exposure to the long end of the Treasury curve, where yields increased over the reporting period.

»	Holdings of non-agency mortgages contributed to performance, as the total returns in these securities were positive.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

»	Exposure to U.S. breakeven inflation added to returns, as U.S. breakeven inflation rates increased.

ANNUAL REPORT	MARCH 31, 2017	7

PIMCO RAE Fundamental PLUS Fund

Institutional Class - PXTIX	Class D - PIXDX
Class P - PIXPX	Class A - PIXAX
Administrative Class - PXTAX	Class C - PIXCX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 03/31/2017†§

Short-Term Instruments‡	36.3%
U.S. Treasury Obligations	31.2%
Corporate Bonds & Notes	9.6%
Non-Agency Mortgage-Backed Securities	8.3%
Asset-Backed Securities	8.1%
Other	6.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (06/30/05)
PIMCO RAE Fundamental PLUS Fund Institutional Class	22.77%	14.66%	11.16%	11.46%
PIMCO RAE Fundamental PLUS Fund Class P	22.54%	14.52%	11.04%	11.33%
PIMCO RAE Fundamental PLUS Fund Administrative Class	22.51%	14.33%	10.87%	11.17%
PIMCO RAE Fundamental PLUS Fund Class D	22.14%	14.17%	10.71%	11.01%
PIMCO RAE Fundamental PLUS Fund Class A	22.11%	14.17%	10.71%	11.00%
PIMCO RAE Fundamental PLUS Fund Class A (adjusted)	17.53%	13.30%	10.28%	10.64%
PIMCO RAE Fundamental PLUS Fund Class C	21.12%	13.30%	9.87%	10.19%
PIMCO RAE Fundamental PLUS Fund Class C (adjusted)	20.12%	13.30%	9.87%	10.19%
S&P 500 Index	17.17%	13.30%	7.51%	8.26%
Lipper Large-Cap Core Funds Average	15.89%	11.77%	6.62%	7.48%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.83% for the Institutional Class shares, 0.93% for Class P shares, 1.08% for Administrative Class shares, 1.23% for Class D shares, 1.23% for Class A shares, and 1.98% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental PLUS Fund seeks to exceed the total return of the S&P 500 Index (the “S&P 500”) under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. companies (“RAE Fundamental US Large Model Portfolio”), and complementing this equity exposure with an absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Fundamental US Large Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	The Fund’s exposure to the RAE Fundamental US Large Model Portfolio contributed to returns relative to the S&P 500 Index, primarily due to the following:

»	Selection in materials contributed to relative returns, as the Fund’s holdings outperformed the index.

»	Selection and underweight to healthcare contributed to relative returns, as the Fund’s holdings outperformed the index.

»	Selection in consumer discretionary detracted from relative returns, as the Fund’s holdings underperformed the index.

»	The Fund’s bond alpha strategy added to returns, primarily due to the following:

»	U.S. duration exposure added to performance driven by short exposure to the long end of the Treasury curve, where yields increased over the reporting period.

»	Holdings of non-agency mortgages contributed to performance, as the total returns in these securities were positive.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

»	Exposure to U.S. breakeven inflation added to returns, as U.S. breakeven inflation rates increased.

8	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Fundamental PLUS EMG Fund

Institutional Class - PEFIX	Class D - PEFDX
Class P - PEFPX	Class A - PEFFX
Administrative Class - PEFAX	Class C - PEFCX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 03/31/2017†§

U.S. Treasury Obligations	37.4%
Short-Term Instruments‡	21.8%
Asset-Backed Securities	11.3%
Corporate Bonds & Notes	10.5%
U.S. Government Agencies	8.9%
Non-Agency Mortgage- Backed Securities	5.3%
Other	4.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (11/26/08)
PIMCO RAE Fundamental PLUS EMG Fund Institutional Class	38.26%	2.90%	14.31%
PIMCO RAE Fundamental PLUS EMG Fund Class P	38.01%	2.78%	14.17%
PIMCO RAE Fundamental PLUS EMG Fund Administrative Class	37.94%	2.63%	14.02%
PIMCO RAE Fundamental PLUS EMG Fund Class - D	37.83%	2.46%	13.83%
PIMCO RAE Fundamental PLUS EMG Fund Class - A	37.61%	2.51%	13.87%
PIMCO RAE Fundamental PLUS EMG Fund Class - A (adjusted)	32.49%	1.72%	13.35%
PIMCO RAE Fundamental PLUS EMG Fund Class - C	36.57%	1.71%	12.99%
PIMCO RAE Fundamental PLUS EMG Fund Class - C (adjusted)	35.57%	1.71%	12.99%
MSCI Emerging Markets Index	17.22%	0.80%	10.36%
Lipper Emerging Market Funds Average	16.22%	1.10%	9.64%	♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 11/30/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 1.17% for the Institutional Class shares, 1.27% for Class P shares, 1.42% for Administrative Class shares, 1.57% for Class D shares, 1.57% for Class A shares, and 2.32% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental PLUS EMG Fund seeks to exceed the total return of the MSCI Emerging Markets Index (Net Dividends in USD) under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Fundamental Emerging Markets Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Fundamental Emerging Markets Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	The Fund’s exposure to the RAE Fundamental Emerging Markets Model Portfolio contributed to returns relative to the MSCI Emerging Markets Index (Net Dividends in USD), primarily due to the following:

»	Selection in and overweight to financials contributed to relative returns, as the Fund’s holdings outperformed the index.

»	Selection in and overweight to materials contributed to relative returns, as the Fund’s holdings outperformed the index.

»	Selection in utilities contributed to relative returns, as the Fund’s holdings outperformed the index.

»	Underweight to information technology detracted from relative returns, as the Fund’s holdings underperformed the index.

»	The Fund’s absolute return bond alpha strategy added to returns, primarily due to the following:

»	U.S. duration exposure added to performance driven by short exposure to the long end of the Treasury curve, where yields increased over the reporting period.

»	Holdings of non-agency mortgages contributed to performance, as the total returns in these securities were positive.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

»	Exposure to U.S. breakeven inflation added to returns, as U.S. breakeven inflation rates increased.

ANNUAL REPORT	MARCH 31, 2017	9

PIMCO RAE Fundamental PLUS International Fund

Institutional Class - PTSIX	Class A - PTSOX
Class P - PTIPX	Class C - PTSKX
Class D - PTSLX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 03/31/2017†§

Short-Term Instruments‡	38.5%
U.S. Treasury Obligations	28.0%
Asset-Backed Securities	12.4%
Corporate Bonds & Notes	9.5%
Non-Agency Mortgage-Backed Securities	7.8%
Other	3.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (09/30/11)
PIMCO RAE Fundamental PLUS International Fund Institutional Class	22.36%	7.57%	9.57%
PIMCO RAE Fundamental PLUS International Fund Class P	22.30%	7.48%	9.47%
PIMCO RAE Fundamental PLUS International Fund Class D	22.11%	7.20%	9.19%
PIMCO RAE Fundamental PLUS International Fund Class A	22.01%	7.20%	9.19%
PIMCO RAE Fundamental PLUS International Fund Class A (adjusted)	17.45%	6.39%	8.44%
PIMCO RAE Fundamental PLUS International Fund Class C	21.06%	6.40%	8.38%
PIMCO RAE Fundamental PLUS International Fund Class C (adjusted)	20.06%	6.40%	8.38%
MSCI EAFE Index	11.67%	5.83%	7.92%
Lipper International Multi-Cap Core Funds Average	11.28%	5.52%	7.95%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.83% for the Institutional Class shares, 0.93% for Class P shares, 1.18% for Class D shares, 1.18% for Class A shares, and 1.93% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental PLUS International Fund seeks to exceed the total return of the MSCI EAFE Net Dividend Index (USD Unhedged) under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to foreign (non-U.S.) countries (“RAE Fundamental International Large Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Fundamental International Large Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	The Fund’s exposure to the RAE Fundamental International Large Model Portfolio contributed to returns relative to the MSCI EAFE Index (USD Unhedged), primarily due to the following:

»	Selection in and overweight to materials contributed to relative returns, as the Fund’s holdings outperformed the index.

»	Selection in and underweight to healthcare contributed to relative returns, as the Fund’s holdings outperformed the index.

»	Selection in and overweight to telecommunication services detracted from relative returns, as the Fund’s holdings underperformed the index.

»	The Fund’s absolute return bond alpha strategy added to returns, primarily due to the following:

»	U.S. duration exposure added to performance driven by short exposure to the long end of the Treasury curve, where yields increased over the reporting period.

»	Holdings of non-agency mortgages contributed to performance, as the total returns in these securities were positive.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

»	Exposure to U.S. breakeven inflation added to returns, as U.S. breakeven inflation rates increased.

10	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Fundamental PLUS Small Fund

Institutional Class - PCFIX	Class A - PCFAX
Class P - PCCPX	Class C - PCFEX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 03/31/2017†§

Short-Term Instruments‡	48.1%
U.S. Treasury Obligations	27.3%
Non-Agency Mortgage-Backed Securities	11.4%
Corporate Bonds & Notes	6.7%
Asset-Backed Securities	4.1%
Other	2.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (09/30/11)
PIMCO RAE Fundamental PLUS Small Fund Institutional Class	32.15%	14.85%	19.38%
PIMCO RAE Fundamental PLUS Small Fund Class P	32.00%	14.74%	19.26%
PIMCO RAE Fundamental PLUS Small Fund Class D	31.57%	14.45%	18.96%
PIMCO RAE Fundamental PLUS Small Fund Class A	31.73%	14.44%	18.95%
PIMCO RAE Fundamental PLUS Small Fund Class A (adjusted)	26.81%	13.57%	18.12%
PIMCO RAE Fundamental PLUS Small Fund Class C	30.65%	13.58%	18.06%
PIMCO RAE Fundamental PLUS Small Fund Class C (adjusted)	29.65%	13.58%	18.06%
Russell 2000® Index	26.21%	12.35%	16.58%
Lipper Small-Cap Core Funds Average	21.99%	11.35%	15.48%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.87% for the Institutional Class shares, 0.97% for Class P shares, 1.22% for Class D shares, 1.22% for Class A shares, and 1.97% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental PLUS Small Fund seeks to exceed the total return of the Russell 2000® Index under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. small companies (“RAE Fundamental US Small Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Fundamental US Small Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	The Fund’s exposure to the RAE Fundamental US Small Model Portfolio detracted from returns relative to the Russell 2000® Index, primarily due to the following:

»	Underweight to materials contributed to relative returns, as the Fund’s holdings outperformed the index.

»	Selection in and overweight to consumer discretionary detracted from relative returns, as the Fund’s holdings underperformed the index.

»	Selection in financials detracted from relative returns, as the Fund’s holdings underperformed the index.

»	The Fund’s absolute return bond alpha strategy added to returns, primarily due to the following:

»	U.S. duration exposure added to performance driven by short exposure to the long end of the Treasury curve, where yields increased over the reporting period.

»	Holdings of non-agency mortgages contributed to performance, as the total returns in these securities were positive.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

»	Exposure to U.S. breakeven inflation added to returns, as U.S. breakeven inflation rates increased.

ANNUAL REPORT	MARCH 31, 2017	11

PIMCO RAE Low Volatility PLUS Fund

Institutional Class - PILVX	Class A - PXLVX
Class P - PPLVX	Class C - POLVX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 03/31/2017†§

Short-Term Instruments‡	39.9%
Corporate Bonds & Notes	16.7%
U.S. Treasury Obligations	15.7%
Asset-Backed Securities	15.2%
Non-Agency Mortgage-Backed Securities	11.6%
Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	Fund Inception (12/30/13)
PIMCO RAE Low Volatility PLUS Fund Institutional	16.03%	10.40%
PIMCO RAE Low Volatility PLUS Fund Class P	15.89%	10.28%
PIMCO RAE Low Volatility PLUS Fund Class A	15.59%	9.95%
PIMCO RAE Low Volatility PLUS Fund Class A (adjusted)	11.21%	8.67%
PIMCO RAE Low Volatility PLUS Fund Class C	14.73%	9.17%
PIMCO RAE Low Volatility PLUS Fund Class C (adjusted)	13.73%	9.17%
S&P 500 Index	17.17%	10.28%
Lipper Large-Cap Core Funds Average	15.89%	8.12%	♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 12/31/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.83% for the Institutional Class shares, 0.93% for Class P shares, 1.23% for Class A shares, and 1.98% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO RAE Low Volatility PLUS Fund seeks to exceed the total return of the S&P 500 (the “Benchmark Index”) under normal circumstances by obtaining exposure to a portfolio of stocks (“RAE Low Volatility US Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Low Volatility US Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	The Fund’s exposure to the RAE Low Volatility US Model Portfolio detracted from performance, as the model portfolio underperformed the S&P 500 Index, primarily due to the following:

»	Underweight to and selection in healthcare contributed to relative returns, as the sector underperformed the index.

»	Underweight to and selection in financials detracted from relative returns, as the Fund’s holdings underperformed the index.

»	Underweight to and selection in information technology detracted from relative returns, as the Fund’s holdings underperformed the index.

»	Overweight to consumer staples detracted from relative returns, as the sector underperformed the index.

»	Overweight to telecommunication services detracted from relative returns, as the sector underperformed the index.

»	The Fund’s absolute return bond alpha strategy added to returns, primarily due to the following:

»	U.S. duration exposure added to performance driven by short exposure to the long end of the Treasury curve, where yields increased over the reporting period.

»	Holdings of non-agency mortgages contributed to performance, as the total returns in these securities were positive.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

»	Exposure to U.S. breakeven inflation added to returns, as U.S. breakeven inflation rates increased.

12	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Low Volatility PLUS EMG Fund

Institutional Class - PLVLX	Class A - PLVVX
Class P - PLVWX	Class C - PLVOX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 03/31/2017†§

U.S. Treasury Obligations	34.1%
Short-Term Instruments‡	29.4%
Corporate Bonds & Notes	14.6%
Asset-Backed Securities	14.1%
Non-Agency Mortgage-Backed Securities	6.1%
Other	1.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	Fund Inception (12/30/13)
PIMCO RAE Low Volatility PLUS EMG Fund Institutional	20.87%	0.46%
PIMCO RAE Low Volatility PLUS EMG Fund Class P	20.80%	0.38%
PIMCO RAE Low Volatility PLUS EMG Fund Class A	20.40%	0.08%
PIMCO RAE Low Volatility PLUS EMG Fund Class A (adjusted)	15.88%	(1.09)%
PIMCO RAE Low Volatility PLUS EMG Fund Class C	19.37%	(0.73)%
PIMCO RAE Low Volatility PLUS EMG Fund Class C (adjusted)	18.37%	(0.73)%
MSCI Emerging Markets Index	17.22%	0.97%
Lipper Emerging Market Funds Average	16.22%	0.26%	♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 12/31/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 1.15% for the Institutional Class shares, 1.25% for Class P shares, 1.55% for Class A shares, and 2.30% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO RAE Low Volatility PLUS EMG Fund seeks to exceed the total return of the MSCI Emerging Markets Index (Net Dividends in USD) (the “Benchmark Index”) under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Low Volatility Emerging Markets Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Low Volatility Emerging Markets Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»

The Fund’s exposure to the RAE Low Volatility Emerging Markets Model Portfolio detracted from performance, as the model portfolio underperformed the MSCI Emerging Markets Index (Net Dividends in USD), primarily due to the following:

»	Overweight to and selection in energy contributed to relative returns, as the Fund’s holdings outperformed the index.

»	Underweight to and selection in healthcare contributed to relative returns, as the Fund’s holdings outperformed the index.

»	Underweight to and selection in information technology detracted from relative returns, as the Fund’s holdings underperformed the index.

»	Underweight to and selection in financials detracted from relative returns, as the Fund’s holdings underperformed the index.

»	Overweight to telecommunication services detracted from relative returns, as the sector underperformed the index.

»	The Fund’s absolute return bond alpha strategy added to returns, primarily due to the following:

»	U.S. duration exposure added to performance driven by short exposure to the long end of the Treasury curve, where yields increased over the reporting period.

»	Holdings of non-agency mortgages contributed to performance, as the total returns in these securities were positive.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

»	Exposure to U.S. breakeven inflation added to returns, as U.S. breakeven inflation rates increased.

ANNUAL REPORT	MARCH 31, 2017	13

PIMCO RAE Low Volatility PLUS International Fund

Institutional Class - PLVTX	Class A - PLVBX
Class P - PLVZX	Class C - PLVQX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 03/31/2017†§

Short-Term Instruments‡	39.9%
U.S. Treasury Obligations	19.4%
Corporate Bonds & Notes	17.1%
Asset-Backed Securities	15.6%
Non-Agency Mortgage- Backed Securities	5.1%
Other	2.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	Fund Inception (12/30/13)
PIMCO RAE Low Volatility PLUS International Fund Institutional Class	13.47%	3.77%
PIMCO RAE Low Volatility PLUS International Fund Class P	13.42%	3.71%
PIMCO RAE Low Volatility PLUS International Fund Class A	13.18%	3.42%
PIMCO RAE Low Volatility PLUS International Fund Class A (adjusted)	8.88%	2.21%
PIMCO RAE Low Volatility PLUS International Fund Class C	12.28%	2.67%
PIMCO RAE Low Volatility PLUS International Fund Class C (adjusted)	11.28%	2.67%
MSCI EAFE Index	11.67%	0.70%
Lipper International Multi-Cap Core Funds Average	11.28%	0.70%	♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 12/31/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.88% for the Institutional Class shares, 0.98% for Class P shares, 1.23% for Class A shares, and 1.98% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO RAE Low Volatility PLUS International Fund seeks to exceed the total return of the MSCI EAFE Net Dividend Index (USD Unhedged) (the “Benchmark Index”) under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to foreign (non-U.S.) countries (“RAE Low Volatility International Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Low Volatility International Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»

The Fund’s exposure to the RAE Low Volatility International Model Portfolio detracted from performance as the model portfolio underperformed the MSCI EAFE Net Dividend Index (USD Unhedged), primarily due to the following:

»	Overweight to and selection in energy contributed to relative returns, as the Fund’s holdings outperformed the index.

»	Selection in consumer staples contributed to relative returns, as the Fund’s holdings outperformed the index.

»	Overweight to and selection in telecommunication services detracted from relative returns, as the sector underperformed the index.

»	Underweight to and selection in financials detracted from relative returns, as the Fund’s holdings underperformed the index.

»	Overweight to utilities detracted from relative returns, as the sector underperformed the index.

»	The Fund’s absolute return bond alpha strategy added to returns, primarily due to the following:

»	U.S. duration exposure added to performance driven by short exposure to the long end of the Treasury curve, where yields increased over the reporting period.

»	Holdings of non-agency mortgages contributed to performance, as the total returns in these securities were positive.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

»	Exposure to U.S. breakeven inflation added to returns, as U.S. breakeven inflation rates increased.

14	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Worldwide Long/Short PLUS Fund

Institutional Class - PWLIX	Class A - PWLAX
Class P - PWLPX	Class C - PWLCX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 03/31/2017†§

Short-Term Instruments‡	37.8%
U.S. Treasury Obligations	27.3%
Corporate Bonds & Notes	15.9%
Asset-Backed Securities	11.2%
Non-Agency Mortgage-Backed Securities	6.3%
Other	1.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017

	1 Year	Fund Inception (12/04/14)
PIMCO RAE Worldwide Long/Short PLUS Fund Institutional	11.92%	3.74%
PIMCO RAE Worldwide Long/Short PLUS Fund Class P	11.83%	3.62%
PIMCO RAE Worldwide Long/Short PLUS Fund Class A	11.44%	3.26%
PIMCO RAE Worldwide Long/Short PLUS Fund Class A (adjusted)	5.32%	0.78%
PIMCO RAE Worldwide Long/Short PLUS Fund Class C	10.62%	2.55%
PIMCO RAE Worldwide Long/Short PLUS Fund Class C (adjusted)	9.62%	2.55%
3 Month USD LIBOR Index	0.78%	0.53%	♦
Lipper Alternative Long/Short Equity Funds Average	6.93%	1.83%	♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 11/30/2014.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 1.22% for the Institutional Class shares, 1.32% for Class P shares, 1.62% for Class A shares, and 2.37% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO RAE Worldwide Long/Short PLUS Fund seeks long-term capital appreciation, consistent with prudent investment management, under normal circumstances by obtaining long exposure to three separate stock portfolios representing developed and developing markets, short exposure to corresponding capitalization-weighted equity indexes, and complimenting this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The Fund normally will obtain long exposure to the RAE Low Volatility US Model Portfolio, RAE Low Volatility International Model Portfolio and the RAE Low Volatility Emerging Markets Model Portfolio (each, a “RAE Model Portfolio,” and collectively, the “RAE Model Portfolios”). The stocks comprising the RAE Model Portfolios are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Model Portfolios and short positions in swaps and futures are used to obtain exposure to capitalization-weighted indexes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	The Fund’s long/short equity strategy enhanced performance, as the Fund’s overall positive equity market exposure benefited from rising global equity markets during the reporting period.

»	The Fund’s absolute return bond alpha strategy added to returns, primarily due to the following:

»	U.S. duration exposure added to performance driven by short exposure to the long end of the Treasury curve, where yields increased over the reporting period.

»	Holdings of non-agency mortgages contributed to performance, as the total returns in these securities were positive.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

»	Exposure to U.S. breakeven inflation added to returns, as U.S. breakeven inflation rates increased.

ANNUAL REPORT	MARCH 31, 2017	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2016 to March 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class	$1,000.00	$1,028.10	$4.90	$1,000.00	$1,020.09	$4.89	0.97%
Class P	1,000.00	1,028.20	5.41	1,000.00	1,019.60	5.39	1.07
Class D	1,000.00	1,026.70	6.92	1,000.00	1,018.10	6.89	1.37
Class A	1,000.00	1,026.60	6.92	1,000.00	1,018.10	6.89	1.37
Class C	1,000.00	1,022.50	10.69	1,000.00	1,014.36	10.65	2.12
PIMCO RAE Fundamental PLUS Fund
Institutional Class	$1,000.00	$1,128.70	$4.72	$1,000.00	$1,020.49	$4.48	0.89%
Class P	1,000.00	1,127.90	5.25	1,000.00	1,020.00	4.99	0.99
Administrative Class	1,000.00	1,128.20	6.05	1,000.00	1,019.25	5.74	1.14
Class D	1,000.00	1,126.40	6.84	1,000.00	1,018.50	6.49	1.29
Class A	1,000.00	1,124.40	6.83	1,000.00	1,018.50	6.49	1.29
Class C	1,000.00	1,121.10	10.79	1,000.00	1,014.76	10.25	2.04
PIMCO RAE Fundamental PLUS EMG Fund
Institutional Class	$1,000.00	$1,178.50	$7.44	$1,000.00	$1,018.10	$6.89	1.37%
Class P	1,000.00	1,177.70	7.98	1,000.00	1,017.60	7.39	1.47
Administrative Class	1,000.00	1,176.50	8.79	1,000.00	1,016.85	8.15	1.62
Class D	1,000.00	1,175.90	9.60	1,000.00	1,016.11	8.90	1.77
Class A	1,000.00	1,175.90	9.60	1,000.00	1,016.11	8.90	1.77
Class C	1,000.00	1,170.80	13.64	1,000.00	1,012.37	12.64	2.52

16	PIMCO FUNDAMENTAL INDEX FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAE Fundamental PLUS International Fund
Institutional Class	$1,000.00	$1,134.80	$4.63	$1,000.00	$1,020.59	$4.38	0.87%
Class P	1,000.00	1,134.50	5.16	1,000.00	1,020.09	4.89	0.97
Class D	1,000.00	1,132.90	6.49	1,000.00	1,018.85	6.14	1.22
Class A	1,000.00	1,133.10	6.49	1,000.00	1,018.85	6.14	1.22
Class C	1,000.00	1,128.60	10.45	1,000.00	1,015.11	9.90	1.97
PIMCO RAE Fundamental PLUS Small Fund
Institutional Class	$1,000.00	$1,152.90	$4.72	$1,000.00	$1,020.54	$4.43	0.88%
Class P	1,000.00	1,151.40	5.26	1,000.00	1,020.04	4.94	0.98
Class D	1,000.00	1,149.60	6.59	1,000.00	1,018.80	6.19	1.23
Class A	1,000.00	1,150.70	6.60	1,000.00	1,018.80	6.19	1.23
Class C	1,000.00	1,145.50	10.59	1,000.00	1,015.06	9.95	1.98
PIMCO RAE Low Volatility PLUS Fund
Institutional Class	$1,000.00	$1,082.50	$4.26	$1,000.00	$1,020.84	$4.13	0.82%
Class P	1,000.00	1,081.00	4.77	1,000.00	1,020.34	4.63	0.92
Class A	1,000.00	1,079.80	6.33	1,000.00	1,018.85	6.14	1.22
Class C	1,000.00	1,076.50	10.20	1,000.00	1,015.11	9.90	1.97
PIMCO RAE Low Volatility PLUS EMG Fund
Institutional Class	$1,000.00	$1,080.10	$5.60	$1,000.00	$1,019.55	$5.44	1.08%
Class P	1,000.00	1,079.60	6.12	1,000.00	1,019.05	5.94	1.18
Class A	1,000.00	1,078.40	7.67	1,000.00	1,017.55	7.44	1.48
Class C	1,000.00	1,073.60	11.53	1,000.00	1,013.81	11.20	2.23
PIMCO RAE Low Volatility PLUS International Fund
Institutional Class	$1,000.00	$1,052.50	$4.30	$1,000.00	$1,020.74	$4.23	0.84%
Class P	1,000.00	1,052.60	4.81	1,000.00	1,020.24	4.73	0.94
Class A	1,000.00	1,051.90	6.09	1,000.00	1,019.00	5.99	1.19
Class C	1,000.00	1,047.80	9.90	1,000.00	1,015.26	9.75	1.94
PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class	$1,000.00	$1,064.00	$6.33	$1,000.00	$1,018.80	$6.19	1.23%
Class P	1,000.00	1,063.80	6.84	1,000.00	1,018.30	6.69	1.33
Class A	1,000.00	1,062.10	8.38	1,000.00	1,016.80	8.20	1.63
Class C	1,000.00	1,058.40	12.21	1,000.00	1,013.06	11.94	2.38

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2017	17

Benchmark Descriptions

Index*	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

MSCI EAFE Index	MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

*	It is not possible to invest directly in an unmanaged index.

18	PIMCO FUNDAMENTAL INDEX FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2017	19

Financial Highlights

		Investment Operations				Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class
03/31/2017	$9.70	$0.31		$0.23	$0.54	$0.00	$0.00	$0.00	$0.00
03/31/2016~	10.86	0.23		(0.86)	(0.63)	(0.53)	0.00	0.00	(0.53)
03/31/2015~	11.94	0.12		(0.42)	(0.30)	(0.78)	0.00	0.00	(0.78)
03/31/2014~	13.38	0.15		0.03	0.18	(1.62)	0.00	0.00	(1.62)
03/31/2013~	12.09	0.24		1.32	1.56	(0.27)	0.00	0.00	(0.27)
Class P
03/31/2017	9.68	0.30		0.23	0.53	0.00	0.00	0.00	0.00
03/31/2016~	10.86	0.22		(0.88)	(0.66)	(0.52)	0.00	0.00	(0.52)
03/31/2015~	11.91	0.12		(0.39)	(0.27)	(0.78)	0.00	0.00	(0.78)
03/31/2014~	13.35	0.12		0.03	0.15	(1.59)	0.00	0.00	(1.59)
03/31/2013~	12.06	0.27		1.26	1.53	(0.24)	0.00	0.00	(0.24)
Class D
03/31/2017	9.49	0.25		0.24	0.49	0.00	0.00	0.00	0.00
03/31/2016~	10.62	0.18		(0.83)	(0.65)	(0.48)	0.00	0.00	(0.48)
03/31/2015~	11.70	0.09		(0.42)	(0.33)	(0.75)	0.00	0.00	(0.75)
03/31/2014~	13.14	0.09		0.03	0.12	(1.56)	0.00	0.00	(1.56)
03/31/2013~	11.88	0.21		1.23	1.44	(0.18)	0.00	0.00	(0.18)
Class A
03/31/2017	9.53	0.26		0.23	0.49	0.00	0.00	0.00	0.00
03/31/2016~	10.71	0.19		(0.87)	(0.68)	(0.50)	0.00	0.00	(0.50)
03/31/2015~	11.76	0.09		(0.39)	(0.30)	(0.75)	0.00	0.00	(0.75)
03/31/2014~	13.20	0.09		0.03	0.12	(1.56)	0.00	0.00	(1.56)
03/31/2013~	11.91	0.21		1.23	1.44	(0.15)	0.00	0.00	(0.15)
Class C
03/31/2017	9.57	0.18		0.24	0.42	0.00	0.00	0.00	0.00
03/31/2016~	10.74	0.11		(0.83)	(0.72)	(0.45)	0.00	0.00	(0.45)
03/31/2015~	11.82	(0.00	)^	(0.42)	(0.42)	(0.66)	0.00	0.00	(0.66)
03/31/2014~	13.29	(0.00	)^	0.03	0.03	(1.50)	0.00	0.00	(1.50)
03/31/2013~	11.97	0.12		1.26	1.38	(0.06)	0.00	0.00	(0.06)

PIMCO RAE Fundamental PLUS Fund
Institutional Class
03/31/2017	$5.93	$0.15		$1.20	$1.35	$0.00	$0.00	$0.00	$0.00
03/31/2016	6.56	0.11		(0.39)	(0.28)	(0.19)	(0.16)	0.00	(0.35)
03/31/2015	7.01	0.04		0.56	0.60	(0.45)	(0.60)	0.00	(1.05)
03/31/2014	6.57	0.05		1.35	1.40	(0.96)	0.00	0.00	(0.96)
03/31/2013	5.86	0.08		1.37	1.45	(0.74)	0.00	0.00	(0.74)
Class P
03/31/2017	5.90	0.14		1.19	1.33	0.00	0.00	0.00	0.00
03/31/2016	6.52	0.10		(0.38)	(0.28)	(0.18)	(0.16)	0.00	(0.34)
03/31/2015	6.98	0.03		0.56	0.59	(0.45)	(0.60)	0.00	(1.05)
03/31/2014	6.55	0.05		1.33	1.38	(0.95)	0.00	0.00	(0.95)
03/31/2013	5.85	0.07		1.37	1.44	(0.74)	0.00	0.00	(0.74)
Administrative Class
03/31/2017	5.82	0.12		1.19	1.31	0.00	0.00	0.00	0.00
03/31/2016	6.43	0.09		(0.38)	(0.29)	(0.16)	(0.16)	0.00	(0.32)
03/31/2015	6.90	0.02		0.55	0.57	(0.44)	(0.60)	0.00	(1.04)
03/31/2014	6.48	0.04		1.33	1.37	(0.95)	0.00	0.00	(0.95)
03/31/2013	5.80	0.06		1.34	1.40	(0.72)	0.00	0.00	(0.72)
Class D
03/31/2017	5.69	0.12		1.14	1.26	0.00	0.00	0.00	0.00
03/31/2016	6.31	0.08		(0.37)	(0.29)	(0.17)	(0.16)	0.00	(0.33)
03/31/2015	6.78	0.01		0.55	0.56	(0.43)	(0.60)	0.00	(1.03)
03/31/2014	6.39	0.03		1.30	1.33	(0.94)	0.00	0.00	(0.94)
03/31/2013	5.72	0.05		1.33	1.38	(0.71)	0.00	0.00	(0.71)

20	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.24	5.57%	$382,282	0.95%	0.95%	0.89%	0.89%	3.09%	398%
9.70	(4.86)	535,687	0.94	0.94	0.89	0.89	2.20	602
10.86	(2.61)	2,354,316	0.90	0.90	0.89	0.89	1.13	413
11.94	1.57	3,158,822	0.89	0.89	0.89	0.89	1.09	262
13.38	12.83	3,172,910	0.90	0.90	0.89	0.89	1.94	321

10.21	5.48	5,878	1.05	1.05	0.99	0.99	2.96	398
9.68	(5.10)	10,230	1.04	1.04	0.99	0.99	2.13	602
10.86	(2.45)	23,634	1.00	1.00	0.99	0.99	1.05	413
11.91	1.45	44,362	0.99	0.99	0.99	0.99	1.01	262
13.35	12.71	51,049	1.00	1.00	0.99	0.99	2.03	321

9.98	5.16	10,964	1.35	1.35	1.29	1.29	2.57	398
9.49	(5.23)	13,191	1.34	1.34	1.29	1.29	1.80	602
10.62	(3.02)	47,957	1.30	1.30	1.29	1.29	0.76	413
11.70	1.24	61,031	1.29	1.29	1.29	1.29	0.70	262
13.14	12.24	53,320	1.30	1.30	1.29	1.29	1.73	321

10.02	5.14	9,554	1.35	1.35	1.29	1.29	2.62	398
9.53	(5.42)	21,009	1.34	1.34	1.29	1.29	1.86	602
10.71	(2.82)	29,625	1.30	1.30	1.29	1.29	0.74	413
11.76	1.24	76,013	1.29	1.29	1.29	1.29	0.69	262
13.20	12.21	58,810	1.30	1.30	1.29	1.29	1.78	321

9.99	4.39	8,381	2.10	2.10	2.04	2.04	1.83	398
9.57	(5.91)	9,959	2.09	2.09	2.04	2.04	1.08	602
10.74	(3.65)	22,367	2.05	2.05	2.04	2.04	0.00 †	413
11.82	0.36	38,619	2.04	2.04	2.04	2.04	(0.08)	262
13.29	11.53	21,996	2.05	2.05	2.04	2.04	1.02	321

$7.28	22.77%	$459,719	0.86%	0.86%	0.79%	0.79%	2.33%	552%
5.93	(4.33)	440,025	0.83	0.83	0.79	0.79	1.80	501
6.56	8.80	1,055,142	0.80	0.80	0.79	0.79	0.59	390
7.01	22.36	1,350,370	0.79	0.79	0.79	0.79	0.80	424
6.57	26.73	1,010,658	0.79	0.79	0.79	0.79	1.29	506

7.23	22.54	261,947	0.96	0.96	0.89	0.89	2.21	552
5.90	(4.29)	225,311	0.93	0.93	0.89	0.89	1.69	501
6.52	8.61	616,784	0.90	0.90	0.89	0.89	0.47	390
6.98	22.20	368,467	0.89	0.89	0.89	0.89	0.68	424
6.55	26.55	153,162	0.89	0.89	0.89	0.89	1.22	506

7.13	22.51	30,644	1.11	1.11	1.04	1.04	1.84	552
5.82	(4.49)	7,463	1.08	1.08	1.04	1.04	1.48	501
6.43	8.40	37,774	1.05	1.05	1.04	1.04	0.33	390
6.90	22.12	36,155	1.04	1.04	1.04	1.04	0.56	424
6.48	26.13	30,040	1.04	1.04	1.04	1.04	1.00	506

6.95	22.14	304,965	1.26	1.26	1.19	1.19	1.94	552
5.69	(4.65)	313,203	1.23	1.23	1.19	1.19	1.42	501
6.31	8.43	607,284	1.20	1.20	1.19	1.19	0.18	390
6.78	21.86	622,117	1.19	1.19	1.19	1.19	0.39	424
6.39	26.04	429,208	1.19	1.19	1.19	1.19	0.91	506

ANNUAL REPORT	MARCH 31, 2017	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Fundamental PLUS Fund (Cont.)
Class A
03/31/2017	$5.70	$0.12	$1.14	$1.26	$0.00	$0.00	$0.00	$0.00
03/31/2016	6.32	0.08	(0.37)	(0.29)	(0.17)	(0.16)	0.00	(0.33)
03/31/2015	6.80	0.01	0.54	0.55	(0.43)	(0.60)	0.00	(1.03)
03/31/2014	6.40	0.02	1.32	1.34	(0.94)	0.00	0.00	(0.94)
03/31/2013	5.72	0.05	1.33	1.38	(0.70)	0.00	0.00	(0.70)
Class C
03/31/2017	5.35	0.07	1.06	1.13	0.00	0.00	0.00	0.00
03/31/2016	5.96	0.04	(0.35)	(0.31)	(0.14)	(0.16)	0.00	(0.30)
03/31/2015	6.47	(0.04)	0.52	0.48	(0.39)	(0.60)	0.00	(0.99)
03/31/2014	6.16	(0.03)	1.25	1.22	(0.91)	0.00	0.00	(0.91)
03/31/2013	5.51	0.01	1.28	1.29	(0.64)	0.00	0.00	(0.64)

PIMCO RAE Fundamental PLUS EMG Fund
Institutional Class
03/31/2017	$7.83	$0.20	$2.73	$2.93	$(0.41)	$0.00	$0.00	$(0.41)
03/31/2016	9.44	0.17	(1.78)	(1.61)	0.00	0.00	0.00	0.00
03/31/2015	9.54	0.07	(0.16)	(0.09)	(0.01)	0.00	0.00	(0.01)
03/31/2014	10.09	0.05	(0.56)	(0.51)	(0.01)	(0.03)	0.00	(0.04)
03/31/2013	10.14	0.11	0.61	0.72	(0.77)	0.00	0.00	(0.77)
Class P
03/31/2017	7.83	0.20	2.71	2.91	(0.41)	0.00	0.00	(0.41)
03/31/2016	9.44	0.16	(1.77)	(1.61)	0.00	0.00	0.00	0.00
03/31/2015	9.55	0.06	(0.15)	(0.09)	(0.02)	0.00	0.00	(0.02)
03/31/2014	10.12	0.06	(0.60)	(0.54)	(0.00)^	(0.03)	0.00	(0.03)
03/31/2013	10.18	0.09	0.63	0.72	(0.78)	0.00	0.00	(0.78)
Administrative Class
03/31/2017	7.75	0.18	2.70	2.88	(0.39)	0.00	0.00	(0.39)
03/31/2016	9.37	0.15	(1.77)	(1.62)	0.00	0.00	0.00	0.00
03/31/2015	9.48	0.05	(0.16)	(0.11)	(0.00)^	0.00	0.00	(0.00)^
03/31/2014	10.06	0.03	(0.58)	(0.55)	(0.00)^	(0.03)	0.00	(0.03)
05/31/2012 - 03/31/2013	8.98	0.06	1.81	1.87	(0.79)	0.00	0.00	(0.79)
Class D
03/31/2017	7.72	0.17	2.69	2.86	(0.39)	0.00	0.00	(0.39)
03/31/2016	9.35	0.13	(1.76)	(1.63)	0.00	0.00	0.00	0.00
03/31/2015	9.50	0.04	(0.17)	(0.13)	(0.02)	0.00	0.00	(0.02)
05/31/2013 - 03/31/2014	9.77	0.00 ^	(0.23)	(0.23)	(0.01)	(0.03)	0.00	(0.04)
Class A
03/31/2017	7.76	0.17	2.69	2.86	(0.39)	0.00	0.00	(0.39)
03/31/2016	9.39	0.13	(1.76)	(1.63)	0.00	0.00	0.00	0.00
03/31/2015	9.52	0.04	(0.17)	(0.13)	(0.00)^	0.00	0.00	(0.00)^
05/31/2013 - 03/31/2014	9.77	(0.00)^	(0.21)	(0.21)	(0.01)	(0.03)	0.00	(0.04)
Class C
03/31/2017	7.59	0.10	2.63	2.73	(0.34)	0.00	0.00	(0.34)
03/31/2016	9.25	0.07	(1.73)	(1.66)	0.00	0.00	0.00	0.00
03/31/2015	9.44	(0.03)	(0.16)	(0.19)	(0.00)^	0.00	0.00	(0.00)^
05/31/2013 - 03/31/2014	9.77	(0.06)	(0.24)	(0.30)	(0.00)^	(0.03)	0.00	(0.03)

PIMCO RAE Fundamental PLUS International Fund
Institutional Class
03/31/2017	$7.48	$0.22	$1.44	$1.66	$(0.10)	$0.00	$0.00	$(0.10)
03/31/2016	8.95	0.16	(1.40)	(1.24)	(0.23)	0.00	0.00	(0.23)
03/31/2015	12.56	0.24	(1.08)	(0.84)	(0.34)	(2.43)	0.00	(2.77)
03/31/2014	11.26	0.14	2.73	2.87	(1.54)	(0.03)	0.00	(1.57)
03/31/2013	11.37	0.12	1.65	1.77	(1.70)	(0.18)	0.00	(1.88)
Class P
03/31/2017	7.47	0.23	1.42	1.65	(0.09)	0.00	0.00	(0.09)
03/31/2016	8.93	0.14	(1.39)	(1.25)	(0.21)	0.00	0.00	(0.21)
05/30/2014 - 03/31/2015	12.91	0.16	(1.37)	(1.21)	(0.34)	(2.43)	0.00	(2.77)

22	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$6.96	22.11%	$439,747	1.26%		1.26%		1.19%		1.19%		1.95%	552%
5.70	(4.63)	462,967	1.23		1.23		1.19		1.19		1.43	501
6.32	8.24	785,656	1.20		1.20		1.19		1.19		0.17	390
6.80	22.03	745,005	1.19		1.19		1.19		1.19		0.37	424
6.40	26.10	291,184	1.19		1.19		1.19		1.19		0.92	506

6.48	21.12	355,721	2.01		2.01		1.94		1.94		1.19	552
5.35	(5.26)	355,308	1.98		1.98		1.94		1.94		0.69	501
5.96	7.54	559,797	1.95		1.95		1.94		1.94		(0.58)	390
6.47	20.87	415,212	1.94		1.94		1.94		1.94		(0.40)	424
6.16	25.19	115,909	1.94		1.94		1.94		1.94		0.17	506

$10.35	38.26%	$1,219,248	1.27%		1.27%		1.15%		1.15%		2.29%	368%
7.83	(17.06)	1,973,502	1.17		1.17		1.15		1.15		2.02	482
9.44	(0.94)	3,010,359	1.15		1.15		1.15		1.15		0.73	537
9.54	(5.04)	5,266,628	1.20	(c)	1.20	(c)	1.20	(c)	1.20	(c)	0.55	328
10.09	6.95	5,989,049	1.25		1.25		1.25		1.25		1.08	399

10.33	38.01	41,744	1.37		1.37		1.25		1.25		2.06	368
7.83	(17.06)	7,589	1.27		1.27		1.25		1.25		1.90	482
9.44	(1.00)	7,575	1.25		1.25		1.25		1.25		0.57	537
9.55	(5.32)	9,259	1.30	(d)	1.30	(d)	1.30	(d)	1.30	(d)	0.60	328
10.12	6.91	5,648	1.35		1.35		1.35		1.35		0.89	399

10.24	37.94	435	1.52		1.52		1.40		1.40		1.98	368
7.75	(17.29)	265	1.42		1.42		1.40		1.40		1.82	482
9.37	(1.15)	263	1.40		1.40		1.40		1.40		0.48	537
9.48	(5.45)	217	1.45	(c)	1.45	(c)	1.45	(c)	1.45	(c)	0.27	328
10.06	20.64	127	1.50	*	1.50	*	1.50	*	1.50	*	0.73 *	399

10.19	37.83	25,087	1.67		1.67		1.55		1.55		1.86	368
7.72	(17.43)	4,809	1.57		1.57		1.55		1.55		1.69	482
9.35	(1.41)	5,393	1.55		1.55		1.55		1.55		0.39	537
9.50	(2.37)	3,420	1.59	*(e)	1.59	*(e)	1.59	*(e)	1.59	*(e)	0.03 *	328

10.23	37.61	7,396	1.67		1.67		1.55		1.55		1.83	368
7.76	(17.36)	4,026	1.57		1.57		1.55		1.55		1.55	482
9.39	(1.36)	10,935	1.55		1.55		1.55		1.55		0.36	537
9.52	(2.10)	3,842	1.59	*(e)	1.59	*(e)	1.59	*(e)	1.59	*(e)	(0.00)*†	328

9.98	36.57	2,268	2.42		2.42		2.30		2.30		1.10	368
7.59	(17.95)	1,618	2.32		2.32		2.30		2.30		0.89	482
9.25	(2.01)	1,890	2.30		2.30		2.30		2.30		(0.34)	537
9.44	(3.02)	665	2.34	*(e)	2.34	*(e)	2.34	*(e)	2.34	*(e)	(0.75)*	328

$9.04	22.36%	$942,949	0.87%		0.87%		0.82%		0.82%		2.66%	250%
7.48	(14.06)	619,564	0.83		0.83		0.82		0.82		1.89	465
8.95	(6.53)	1,096,358	0.83		0.83		0.82		0.82		2.07	857
12.56	26.29	2,805,349	0.84	(f)	0.84	(f)	0.83	(f)	0.83	(f)	1.18	414
11.26	16.05	3,418,499	0.85		0.85		0.84		0.84		1.05	452

9.03	22.30	4,830	0.97		0.97		0.92		0.92		2.83	250
7.47	(14.14)	3,777	0.93		0.93		0.92		0.92		1.72	465
8.93	(9.17)	2,752	0.93	*	0.93	*	0.92	*	0.92	*	2.00 *	857

ANNUAL REPORT	MARCH 31, 2017	23

Financial Highlights (Cont.)

		Investment Operations				Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Fundamental PLUS International Fund (Cont.)
Class D
03/31/2017	$7.45	$0.22		$1.42	$1.64	$(0.07)	$0.00	$0.00	$(0.07)
03/31/2016	8.93	0.13		(1.40)	(1.27)	(0.21)	0.00	0.00	(0.21)
03/31/2015	12.55	0.20		(1.09)	(0.89)	(0.30)	(2.43)	0.00	(2.73)
02/28/2014 - 03/31/2014	12.61	0.01		(0.07)	(0.06)	0.00	0.00	0.00	0.00
Class A
03/31/2017	7.47	0.21		1.42	1.63	(0.07)	0.00	0.00	(0.07)
03/31/2016	8.95	0.14		(1.41)	(1.27)	(0.21)	0.00	0.00	(0.21)
03/31/2015	12.56	0.20		(1.09)	(0.89)	(0.29)	(2.43)	0.00	(2.72)
02/28/2014 - 03/31/2014	12.61	0.01		(0.06)	(0.05)	0.00	0.00	0.00	0.00
Class C
03/31/2017	7.40	0.15		1.40	1.55	(0.02)	0.00	0.00	(0.02)
03/31/2016	8.88	0.07		(1.39)	(1.32)	(0.16)	0.00	0.00	(0.16)
03/31/2015	12.55	0.11		(1.08)	(0.97)	(0.27)	(2.43)	0.00	(2.70)
02/28/2014 - 03/31/2014	12.61	(0.00	)^	(0.06)	(0.06)	0.00	0.00	0.00	0.00

PIMCO RAE Fundamental PLUS Small Fund
Institutional Class
03/31/2017	$8.82	$0.29		$2.55	$2.84	$(0.06)	$0.00	$0.00	$(0.06)
03/31/2016	12.39	0.25		(1.51)	(1.26)	(0.39)	(1.92)	0.00	(2.31)
03/31/2015	12.33	0.23		0.60	0.83	(0.77)	0.00	0.00	(0.77)
03/31/2014	13.17	0.18		3.03	3.21	(4.00)	(0.05)	0.00	(4.05)
03/31/2013	12.42	0.17		2.62	2.79	(1.83)	(0.21)	0.00	(2.04)
Class P
03/31/2017	8.81	0.27		2.55	2.82	(0.06)	0.00	0.00	(0.06)
03/31/2016	12.38	0.25		(1.53)	(1.28)	(0.37)	(1.92)	0.00	(2.29)
05/30/2014 - 03/31/2015	12.01	0.13		1.02	1.15	(0.78)	0.00	0.00	(0.78)
Class D
03/31/2017	8.79	0.25		2.53	2.78	(0.03)	0.00	0.00	(0.03)
03/31/2016	12.37	0.22		(1.52)	(1.30)	(0.36)	(1.92)	0.00	(2.28)
03/31/2015	12.32	0.17		0.63	0.80	(0.75)	0.00	0.00	(0.75)
02/28/2014 - 03/31/2014	12.20	0.02		0.10	0.12	0.00	0.00	0.00	0.00
Class A
03/31/2017	8.77	0.25		2.53	2.78	(0.03)	0.00	0.00	(0.03)
03/31/2016	12.34	0.21		(1.51)	(1.30)	(0.35)	(1.92)	0.00	(2.27)
03/31/2015	12.32	0.12		0.66	0.78	(0.76)	0.00	0.00	(0.76)
02/28/2014 - 03/31/2014	12.20	0.02		0.10	0.12	0.00	0.00	0.00	0.00
Class C
03/31/2017	8.68	0.20		2.46	2.66	(0.00)^	0.00	0.00	(0.00)^
03/31/2016	12.27	0.15		(1.52)	(1.37)	(0.30)	(1.92)	0.00	(2.22)
03/31/2015	12.31	0.06		0.63	0.69	(0.73)	0.00	0.00	(0.73)
02/28/2014 - 03/31/2014	12.20	0.01		0.10	0.11	0.00	0.00	0.00	0.00

PIMCO RAE Low Volatility PLUS Fund
Institutional Class
03/31/2017	$10.99	$0.23		$1.52	$1.75	$(0.20)	$0.00	$0.00	$(0.20)
03/31/2016	10.81	0.17		0.22	0.39	(0.07)	(0.14)	0.00	(0.21)
03/31/2015	10.32	0.07		1.09	1.16	(0.67)	0.00	0.00	(0.67)
12/30/2013 - 03/31/2014	10.00	0.01		0.31	0.32	0.00	0.00	0.00	0.00
Class P
03/31/2017	10.97	0.20		1.53	1.73	(0.19)	0.00	0.00	(0.19)
03/31/2016	10.80	0.17		0.20	0.37	(0.06)	(0.14)	0.00	(0.20)
03/31/2015	10.32	0.05		1.10	1.15	(0.67)	0.00	0.00	(0.67)
12/30/2013 - 03/31/2014	10.00	0.01		0.31	0.32	0.00	0.00	0.00	0.00
Class A
03/31/2017	10.92	0.16		1.54	1.70	(0.18)	0.00	0.00	(0.18)
03/31/2016	10.76	0.13		0.20	0.33	(0.03)	(0.14)	0.00	(0.17)
03/31/2015	10.31	0.01		1.11	1.12	(0.67)	0.00	0.00	(0.67)
12/30/2013 - 03/31/2014	10.00	(0.00	)^	0.31	0.31	0.00	0.00	0.00	0.00

24	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.02	22.11%	$4,312	1.22%		1.22%		1.17%		1.17%		2.76%		250%
7.45	(14.43)	8,135	1.18		1.18		1.17		1.17		1.56		465
8.93	(6.89)	9,814	1.18		1.18		1.17		1.17		1.82		857
12.55	(0.48)	210	1.18	*	1.18	*	1.17	*	1.17	*	1.02	*	414

9.03	22.01	3,142	1.22		1.22		1.17		1.17		2.57		250
7.47	(14.37)	2,727	1.18		1.18		1.17		1.17		1.70		465
8.95	(6.96)	2,425	1.18		1.18		1.17		1.17		1.78		857
12.56	(0.40)	4,059	1.18	*	1.18	*	1.17	*	1.17	*	1.10	*	414

8.93	21.06	1,236	1.97		1.97		1.92		1.92		1.92		250
7.40	(15.00)	1,434	1.93		1.93		1.92		1.92		0.89		465
8.88	(7.60)	1,859	1.93		1.93		1.92		1.92		1.07		857
12.55	(0.48)	53	1.93	*	1.93	*	1.92	*	1.92	*	0.37	*	414

$11.60	32.15%	$65,475	0.88%		0.88%		0.84%		0.84%		2.83%		352%
8.82	(10.27)	47,436	0.87		0.87		0.84		0.84		2.26		526
12.39	6.82	391,557	0.85		0.85		0.84		0.84		1.85		722
12.33	26.01	531,938	0.84		0.84		0.84		0.84		1.36		378
13.17	25.22	526,969	0.84		0.84		0.84		0.84		1.40		385

11.57	32.00	3,584	0.98		0.98		0.94		0.94		2.52		352
8.81	(10.40)	1,389	0.97		0.97		0.94		0.94		2.21		526
12.38	9.64	4,475	0.95	*	0.95	*	0.94	*	0.94	*	1.31	*	722

11.54	31.57	4,832	1.23		1.23		1.19		1.19		2.47		352
8.79	(10.57)	4,550	1.22		1.22		1.19		1.19		2.06		526
12.37	6.56	6,897	1.20		1.20		1.19		1.19		1.41		722
12.32	0.98	637	1.19	*	1.19	*	1.19	*	1.19	*	2.38	*	378

11.52	31.73	3,861	1.23		1.23		1.19		1.19		2.42		352
8.77	(10.63)	2,252	1.22		1.22		1.19		1.19		1.93		526
12.34	6.45	6,255	1.20		1.20		1.19		1.19		0.99		722
12.32	0.98	68	1.19	*	1.19	*	1.19	*	1.19	*	2.20	*	378

11.34	30.65	2,928	1.98		1.98		1.94		1.94		2.00		352
8.68	(11.24)	4,017	1.97		1.97		1.94		1.94		1.39		526
12.27	5.67	4,536	1.95		1.95		1.94		1.94		0.53		722
12.31	0.90	35	1.94	*	1.94	*	1.94	*	1.94	*	1.47	*	378

$12.54	16.03%	$187,438	0.84%		0.84%		0.79%		0.79%		1.95%		342%
10.99	3.62	258,206	0.83		0.83		0.79		0.79		1.61		551
10.81	11.15	1,055,948	0.79		0.79		0.79		0.79		0.63		691
10.32	3.20	107,050	0.79	*	0.96	*	0.79	*	0.96	*	0.43	*	227

12.51	15.89	839	0.94		0.94		0.89		0.89		1.73		342
10.97	3.48	601	0.93		0.93		0.89		0.89		1.57		551
10.80	11.05	1,082	0.89		0.89		0.89		0.89		0.43		691
10.32	3.20	10	0.89	*	1.06	*	0.89	*	1.06	*	0.24	*	227

12.44	15.59	12,155	1.24		1.24		1.19		1.19		1.37		342
10.92	3.14	8,357	1.23		1.23		1.19		1.19		1.23		551
10.76	10.73	15,403	1.19		1.19		1.19		1.19		0.05		691
10.31	3.10	10	1.19	*	1.36	*	1.19	*	1.36	*	(0.07	)*	227

ANNUAL REPORT	MARCH 31, 2017	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Low Volatility PLUS Fund (Cont.)
Class C
03/31/2017	$10.80	$0.07	$1.52	$1.59	$(0.12)	$0.00	$0.00	$(0.12)
03/31/2016	10.69	0.05	0.20	0.25	(0.00)^	(0.14)	0.00	(0.14)
03/31/2015	10.29	(0.07)	1.11	1.04	(0.64)	0.00	0.00	(0.64)
12/30/2013 - 03/31/2014	10.00	(0.02)	0.31	0.29	0.00	0.00	0.00	0.00

PIMCO RAE Low Volatility PLUS EMG Fund
Institutional Class
03/31/2017	$7.97	$0.18	$1.47	$1.65	$(0.11)	$0.00	$0.00	$(0.11)
03/31/2016	9.73	0.11	(1.68)	(1.57)	(0.14)	0.00	(0.05)	(0.19)
03/31/2015	9.96	0.08	(0.02)	0.06	(0.26)	(0.03)	0.00	(0.29)
12/30/2013 - 03/31/2014	10.00	0.01	(0.05)	(0.04)	0.00	0.00	0.00	0.00
Class P
03/31/2017	7.96	0.17	1.47	1.64	(0.10)	0.00	0.00	(0.10)
03/31/2016	9.72	0.10	(1.67)	(1.57)	(0.14)	0.00	(0.05)	(0.19)
03/31/2015	9.95	0.07	(0.01)	0.06	(0.26)	(0.03)	0.00	(0.29)
12/30/2013 - 03/31/2014	10.00	0.00	(0.05)	(0.05)	0.00	0.00	0.00	0.00
Class A
03/31/2017	7.95	0.14	1.47	1.61	(0.08)	0.00	0.00	(0.08)
03/31/2016	9.70	0.07	(1.66)	(1.59)	(0.11)	0.00	(0.05)	(0.16)
03/31/2015	9.95	0.04	(0.02)	0.02	(0.24)	(0.03)	0.00	(0.27)
12/30/2013 - 03/31/2014	10.00	(0.01)	(0.04)	(0.05)	0.00	0.00	0.00	0.00
Class C
03/31/2017	7.86	0.07	1.45	1.52	(0.03)	0.00	0.00	(0.03)
03/31/2016	9.61	0.01	(1.65)	(1.64)	(0.06)	0.00	(0.05)	(0.11)
03/31/2015	9.93	(0.07)	0.01	(0.06)	(0.23)	(0.03)	0.00	(0.26)
12/30/2013 - 03/31/2014	10.00	(0.03)	(0.04)	(0.07)	0.00	0.00	0.00	0.00

PIMCO RAE Low Volatility PLUS International Fund
Institutional Class
03/31/2017	$9.16	$0.19	$1.03	$1.22	$(0.11)	$(0.04)	$0.00	$(0.15)
03/31/2016	10.12	0.14	(0.67)	(0.53)	(0.43)	0.00	0.00	(0.43)
03/31/2015	10.13	0.12	0.23	0.35	(0.36)	(0.00)^	0.00	(0.36)
12/30/2013 - 03/31/2014	10.00	0.02	0.11	0.13	0.00	0.00	0.00	0.00
Class P
03/31/2017	9.15	0.20	1.02	1.22	(0.11)	(0.04)	0.00	(0.15)
03/31/2016	10.11	0.13	(0.66)	(0.53)	(0.43)	0.00	0.00	(0.43)
03/31/2015	10.13	0.09	0.25	0.34	(0.36)	(0.00)^	0.00	(0.36)
12/30/2013 - 03/31/2014	10.00	0.00 ^	0.13	0.13	0.00	0.00	0.00	0.00
Class A
03/31/2017	9.12	0.17	1.02	1.19	(0.07)	(0.04)	0.00	(0.11)
03/31/2016	10.09	0.11	(0.67)	(0.56)	(0.41)	0.00	0.00	(0.41)
03/31/2015	10.12	0.08	0.24	0.32	(0.35)	(0.00)^	0.00	(0.35)
12/30/2013 - 03/31/2014	10.00	0.00 ^	0.12	0.12	0.00	0.00	0.00	0.00
Class C
03/31/2017	9.05	0.08	1.03	1.11	(0.04)	(0.04)	0.00	(0.08)
03/31/2016	10.03	0.03	(0.66)	(0.63)	(0.35)	0.00	0.00	(0.35)
03/31/2015	10.10	(0.01)	0.26	0.25	(0.32)	(0.00)^	0.00	(0.32)
12/30/2013 - 03/31/2014	10.00	(0.02)	0.12	0.10	0.00	0.00	0.00	0.00

PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class
03/31/2017	$9.33	$0.22	$0.87	$1.09	$(0.40)	$0.00	$0.00	$(0.40)
03/31/2016	9.82	0.15	(0.33)	(0.18)	(0.31)	0.00	0.00	(0.31)
12/04/2014 - 03/31/2015	10.00	0.02	(0.12)	(0.10)	(0.08)	0.00	0.00	(0.08)
Class P
03/31/2017	9.32	0.20	0.89	1.09	(0.40)	0.00	0.00	(0.40)
03/31/2016	9.82	0.14	(0.34)	(0.20)	(0.30)	0.00	0.00	(0.30)
12/04/2014 - 03/31/2015	10.00	0.01	(0.11)	(0.10)	(0.08)	0.00	0.00	(0.08)

26	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

			Ratios/Supplemental Data
				Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return		Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.27	14.73%		$5,431	1.99%		1.99%		1.94%		1.94%		0.60%		342%
10.80	2.40		2,472	1.98		1.98		1.94		1.94		0.45		551
10.69	10.01		9,804	1.94		1.94		1.94		1.94		(0.67)		691
10.29	2.90		10	1.94	*	2.11	*	1.94	*	2.11	*	(0.82	)*	227

$9.51	20.87%		$3,187,303	1.05%		1.20%		1.01%		1.16%		2.10%		278%
7.97	(16.14)		3,467,854	1.00		1.15		1.00		1.15		1.31		528
9.73	0.52		4,607,000	1.00		1.15		1.00		1.15		0.77		344
9.96	(0.40)		2,470,229	1.00	*	1.20	*	1.00	*	1.20	*	0.46	*	25

9.50	20.80		201	1.15		1.30		1.11		1.26		1.94		278
7.96	(16.21)		212	1.10		1.25		1.10		1.25		1.26		528
9.72	0.53		153	1.10		1.25		1.10		1.25		0.67		344
9.95	(0.50)		10	1.10	*	1.30	*	1.10	*	1.30	*	(0.10	)*	25

9.48	20.40		463	1.45		1.60		1.41		1.56		1.59		278
7.95	(16.42)		214	1.40		1.55		1.40		1.55		0.85		528
9.70	0.13		480	1.40		1.55		1.40		1.55		0.34		344
9.95	(0.50)		10	1.40	*	1.60	*	1.40	*	1.60	*	(0.41	)*	25

9.35	19.37		624	2.20		2.35		2.16		2.31		0.83		278
7.86	(17.01)		255	2.15		2.30		2.15		2.30		0.15		528
9.61	(0.73)		403	2.15		2.30		2.15		2.30		(0.68)		344
9.93	(0.70)		10	2.15	*	2.35	*	2.15	*	2.35	*	(1.16	)*	25

$10.23	13.47%		$1,519,165	0.85%		0.85%		0.82%		0.82%		1.99%		350%
9.16	(5.30)		1,469,785	0.88		0.88		0.82		0.82		1.40		573
10.12	3.61		2,488,373	0.82		0.82		0.82		0.82		1.20		545
10.13	1.30		2,007,386	0.82	*	0.85	*	0.82	*	0.85	*	0.86	*	31

10.22	13.42		7,260	0.95		0.95		0.92		0.92		2.01		350
9.15	(5.36)		418	0.98		0.98		0.92		0.92		1.40		573
10.11	3.52		319	0.92		0.92		0.92		0.92		0.92		545
10.13	1.30		33	0.92	*	0.95	*	0.92	*	0.95	*	0.18	*	31

10.20	13.18		2,540	1.20		1.20		1.17		1.17		1.73		350
9.12	(5.66)		2,471	1.23		1.23		1.17		1.17		1.13		573
10.09	3.25		1,110	1.17		1.17		1.17		1.17		0.73		545
10.12	1.20		48	1.17	*	1.20	*	1.17	*	1.20	*	0.09	*	31

10.08	12.28		906	1.95		1.95		1.92		1.92		0.78		350
9.05	(6.37)		338	1.98		1.98		1.92		1.92		0.36		573
10.03	2.59		325	1.92		1.92		1.92		1.92		(0.11)		545
10.10	1.00		15	1.92	*	1.95	*	1.92	*	1.95	*	(0.79	)*	31

$10.02	11.92%		$1,379,963	1.22%		1.22%		1.19%		1.19%		2.26%		231%
9.33	(1.76)		1,892,173	1.22		1.22		1.19		1.19		1.56		529
9.82	(0.96	)(g)	3,224,507	1.19	*	1.19	*	1.19	*	1.19	*	0.52	*	136

10.01	11.83		22	1.32		1.32		1.29		1.29		2.08		231
9.32	(1.90)		31	1.32		1.32		1.29		1.29		1.51		529
9.82	(1.00	)(g)	11	1.29	*	1.29	*	1.29	*	1.29	*	0.45	*	136

ANNUAL REPORT	MARCH 31, 2017	27

Financial Highlights (Cont.)

		Investment Operations				Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)
Class A
03/31/2017	$9.30	$0.17		$0.88	$1.05	$(0.38)	$0.00	$0.00	$(0.38)
03/31/2016	9.82	0.11		(0.34)	(0.23)	(0.29)	0.00	0.00	(0.29)
12/04/2014 - 03/31/2015	10.00	(0.00	)^	(0.11)	(0.11)	(0.07)	0.00	0.00	(0.07)
Class C
03/31/2017	9.28	0.05		0.92	0.97	(0.36)	0.00	0.00	(0.36)
03/31/2016	9.81	0.04		(0.33)	(0.29)	(0.24)	0.00	0.00	(0.24)
12/04/2014 - 03/31/2015	10.00	(0.02)		(0.11)	(0.13)	(0.06)	0.00	0.00	(0.06)

*	Annualized
^	Reflects an amount rounding to less than one cent.
†	Less than 0.005%.
~	A one for three reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.
(c)	Effective October 1, 2013, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.30%.
(d)	Effective October 1, 2013, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.40%.
(e)	Effective October 1, 2013, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.45%.
(f)	Effective October 1, 2013, the Fund’s Investment advisory fee was decreased by 0.02% to an annual rate of 0.57%.
(g)

Includes reimbursement by Adviser. See Note 8 in the Notes to Financial Statements. Excluding such reimbursement, the Total Return would have been (0.96)% for the Institutional Class, (1.10)% for Class P, (1.13)% for Class D, (1.18)% for Class A, and (1.37)% for Class C.

28	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

			Ratios/Supplemental Data
				Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return		Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.97	11.44%		$98	1.62%		1.62%		1.59%		1.59%		1.73%		231%
9.30	(2.28)		76	1.62		1.62		1.59		1.59		1.19		529
9.82	(1.08	)(g)	62	1.59	*	1.59	*	1.59	*	1.59	*	0.10	*	136

9.89	10.62		660	2.37		2.37		2.34		2.34		0.53		231
9.28	(2.94)		21	2.37		2.37		2.34		2.34		0.43		529
9.81	(1.27	)(g)	22	2.34	*	2.34	*	2.34	*	2.34	*	(0.64	)*	136

ANNUAL REPORT	MARCH 31, 2017	29

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE Fundamental PLUS Fund	PIMCO RAE Fundamental PLUS EMG Fund	PIMCO RAE Fundamental PLUS International Fund

Assets:
Investments, at value
Investments in securities*	$360,754	$1,381,482	$1,308,245	$665,322
Investments in Affiliates	85,977	490,927	92,785	294,362
Financial Derivative Instruments
Exchange-traded or centrally cleared	517	1,677	1,075	472
Over the counter	37,524	205,066	192,822	73,372
Cash	1	1	1	1
Deposits with counterparty	663	2,576	2,171	1,317
Foreign currency, at value	1,402	4,452	4,153	2,178
Receivable for investments sold	2,755	4,954	8,448	1,918
Receivable for investments sold on a delayed-delivery basis	28	70	69	29
Receivable for TBA investments sold	33,045	36,170	78,787	36,773
Receivable for Fund shares sold	37	5,807	8,985	51
Interest and/or dividends receivable	1,627	5,627	4,802	2,817
Dividends receivable from Affiliates	74	427	58	239
Reimbursement receivable from PIMCO	0	0	0	0
Total Assets	524,404	2,139,236	1,702,401	1,078,851

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$9,878	$102,715	$0
Payable for short sales	1,548	4,935	4,935	1,935
Financial Derivative Instruments
Exchange-traded or centrally cleared	893	2,998	2,198	1,032
Over the counter	40,653	29,775	23,681	10,025
Payable for investments purchased	21	0	0	0
Payable for investments in Affiliates purchased	53	427	58	239
Payable for investments purchased on a delayed-delivery basis	0	0	0	0
Payable for TBA investments purchased	32,939	36,034	78,869	36,633
Deposits from counterparty	30,778	187,646	191,287	71,820
Payable for Fund shares redeemed	103	12,799	1,138	12
Accrued investment advisory fees	245	907	980	474
Accrued supervisory and administrative fees	100	594	353	209
Accrued distribution fees	8	320	5	2
Accrued servicing fees	4	179	2	1
Other liabilities	0	1	2	0
Total Liabilities	107,345	286,493	406,223	122,382

Net Assets	$417,059	$1,852,743	$1,296,178	$956,469

Net Assets Consist of:
Paid in capital	$1,535,972	$1,583,158	$1,369,748	$1,008,881
Undistributed net investment income	4,274	78,998	117,291	39,017
Accumulated undistributed net realized gain (loss)	(1,129,563)	(8,380)	(398,692)	(158,987)
Net unrealized appreciation	6,376	198,967	207,831	67,558

Net Assets	$417,059	$1,852,743	$1,296,178	$956,469

Cost of Investments in securities	$353,821	$1,362,084	$1,272,516	$660,369
Cost of Investments in Affiliates	$85,976	$490,929	$92,783	$294,355
Cost of Foreign Currency Held	$1,406	$4,446	$4,163	$2,177
Proceeds Received on Short Sales	$1,547	$4,932	$4,932	$1,934
Cost or Premiums of Financial Derivative Instruments, net	$5,711	$9,268	$16,537	$5,194

* Includes repurchase agreements of:	$503	$1,315	$137	$454
† A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

PIMCO RAE Fundamental PLUS Small Fund	PIMCO RAE Low Volatility PLUS Fund	PIMCO RAE Low Volatility PLUS EMG Fund	PIMCO RAE Low Volatility PLUS International Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$54,266	$153,296	$2,716,418	$1,125,395	$1,300,479
23,831	55,360	538,508	434,149	96,876

64	217	2,408	1,467	1,843
3,890	13,783	372,733	91,071	65,204
1	1	1	4	4,266
1,000	923	3,107	1,412	2,645
285	704	6,462	3,330	4,235
196	21	2,306	2,994	8,236
2	18	126	59	98
4,464	4,168	49,991	27,821	26,735
1,883	22	0	464	0
158	458	11,058	3,430	3,537
27	60	470	443	96
0	0	14	0	0
90,067	229,031	3,703,602	1,692,039	1,514,250

$0	$0	$0	$0	$0
194	0	0	0	5,515

107	319	4,799	2,196	2,882
1,551	2,729	47,570	19,433	52,880
6	3,067	42,508	21,017	410
20	34	251	324	41
0	500	7,200	3,400	0
4,441	4,147	49,751	27,716	26,677
2,972	12,204	360,018	86,849	43,587
30	0	0	4	0
42	108	2,024	852	1,194
19	52	868	374	318
3	4	0	1	0
2	4	0	1	0
0	0	22	1	3
9,387	23,168	515,011	162,168	133,507

$80,680	$205,863	$3,188,591	$1,529,871	$1,380,743

$86,243	$169,640	$3,179,311	$1,466,288	$1,494,900
2,812	1,228	115,982	24,480	43,336
(12,134)	25,470	(469,343)	(34,483)	(173,950)
3,759	9,525	362,641	73,586	16,457

$80,680	$205,863	$3,188,591	$1,529,871	$1,380,743

$54,117	$153,578	$2,692,321	$1,124,378	$1,292,058
$23,830	$55,341	$538,506	$434,142	$96,882
$292	$725	$6,525	$3,330	$4,303
$193	$0	$0	$0	$5,513
$(678)	$2,740	$30,023	$13,144	$15,699

$1,081	$694	$1,354	$945	$207,900

ANNUAL REPORT	MARCH 31, 2017	31

Statements of Assets and Liabilities (Cont.)

	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE Fundamental PLUS Fund	PIMCO RAE Fundamental PLUS EMG Fund	PIMCO RAE Fundamental PLUS International Fund

Net Assets:
Institutional Class	$382,282	$459,719	$1,219,248	$942,949
Class P	5,878	261,947	41,744	4,830
Administrative Class	N/A	30,644	435	N/A
Class D	10,964	304,965	25,087	4,312
Class A	9,554	439,747	7,396	3,142
Class C	8,381	355,721	2,268	1,236

Shares Issued and Outstanding:
Institutional Class	37,334	63,180	117,828	104,280
Class P	576	36,223	4,040	535
Administrative Class	N/A	4,299	42	N/A
Class D	1,099	43,883	2,463	478
Class A	953	63,148	723	348
Class C	839	54,861	227	138

Net Asset Value Per Share Outstanding:
Institutional Class	$10.24	$7.28	$10.35	$9.04
Class P	10.21	7.23	10.33	9.03
Administrative Class	N/A	7.13	10.24	N/A
Class D	9.98	6.95	10.19	9.02
Class A	10.02	6.96	10.23	9.03
Class C	9.99	6.48	9.98	8.93

32	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

PIMCO RAE Fundamental PLUS Small Fund	PIMCO RAE Low Volatility PLUS Fund	PIMCO RAE Low Volatility PLUS EMG Fund	PIMCO RAE Low Volatility PLUS International Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$65,475	$187,438	$3,187,303	$1,519,165	$1,379,963
3,584	839	201	7,260	22
N/A	N/A	N/A	N/A	N/A
4,832	N/A	N/A	N/A	N/A
3,861	12,155	463	2,540	98
2,928	5,431	624	906	660

5,645	14,948	335,246	148,431	137,782
310	67	21	711	2
N/A	N/A	N/A	N/A	N/A
419	N/A	N/A	N/A	N/A
335	977	49	249	10
258	443	67	90	67

$11.60	$12.54	$9.51	$10.23	$10.02
11.57	12.51	9.50	10.22	10.01
N/A	N/A	N/A	N/A	N/A
11.54	N/A	N/A	N/A	N/A
11.52	12.44	9.48	10.20	9.97
11.34	12.27	9.35	10.08	9.89

ANNUAL REPORT	MARCH 31, 2017	33

Statements of Operations

Year Ended March 31, 2017
(Amounts in thousands†)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE Fundamental PLUS Fund	PIMCO RAE Fundamental PLUS EMG Fund	PIMCO RAE Fundamental PLUS International Fund

Investment Income:
Interest, net of foreign taxes*	$21,894	$54,304	$57,750	$23,583
Dividends	740	0	708	242
Dividends from Investments in Affiliates	902	1,719	637	750
Total Income	23,536	56,023	59,095	24,575

Expenses:
Investment advisory fees	3,734	9,472	14,147	3,960
Supervisory and administrative fees	1,517	6,248	5,049	1,750
Distribution and/or servicing fees - Administrative Class	0	29	1	0
Distribution and/or servicing fees - Class D	29	755	42	13
Distribution fees - Class C	68	2,607	14	10
Servicing fees - Class A	31	1,104	12	7
Servicing fees - Class C	23	869	4	4
Trustee fees	4	13	12	5
Interest expense	350	1,216	1,940	319
Miscellaneous expense	0	1	1	0
Total Expenses	5,756	22,314	21,222	6,068
Waiver and/or Reimbursement by PIMCO	0	0	0	0
Net Expenses	5,756	22,314	21,222	6,068

Net Investment Income	17,780	33,709	37,873	18,507

Net Realized Gain (Loss):
Investments in securities	14,703	(1,270)	31,242	(4,716)
Investments in Affiliates	95	100	52	30
Exchange-traded or centrally cleared financial derivative instruments	(25,444)	(39,731)	(69,734)	(8,285)
Over the counter financial derivative instruments	53,763	110,969	235,235	1,672
Short sales	(10)	0	(32)	(13)
Foreign currency	344	1,056	1,081	785

Net Realized Gain (Loss)	43,451	71,124	197,844	(10,527)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(11,434)	(699)	(30,456)	(934)
Investments in Affiliates	(23)	(62)	(13)	2
Exchange-traded or centrally cleared financial derivative instruments	32,939	72,730	102,920	30,046
Over the counter financial derivative instruments	(50,279)	169,399	242,835	116,831
Short sales	111	0	244	125
Foreign currency assets and liabilities	0	439	0	32

Net Change in Unrealized Appreciation (Depreciation)	(28,686)	241,807	315,530	146,102

Net Increase in Net Assets Resulting from Operations	$32,545	$346,640	$551,247	$154,082

* Foreign tax withholdings	$1	$0	$10	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class D Shares liquidated at the close of business on January 13, 2017.

34	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE Fundamental PLUS Small Fund	PIMCO RAE Low Volatility PLUS Fund	PIMCO RAE Low Volatility PLUS EMG Fund	PIMCO RAE Low Volatility PLUS International Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$2,277	$6,117	$98,916	$37,783	$61,576
15	6	5	5	0
163	548	4,168	1,479	771
2,455	6,671	103,089	39,267	62,347

389	1,302	27,898	7,876	16,874
177	629	9,849	3,465	4,489
0	0	0	0	0
11	4 ^	1 ^	0 ^	1 ^
27	37	4	4	2
7	27	1	6	0
9	12	1	1	1
1	2	24	10	13
27	110	1,344	412	528
0	0	162	1	2
648	2,123	39,284	11,775	21,910
0	0	(4,947)	0	0
648	2,123	34,337	11,775	21,910

1,807	4,548	68,752	27,492	40,437

(711)	(3,187)	(12,464)	(3,366)	5,752
9	41	810	37	57
(1,881)	(4,236)	(48,199)	(44,436)	3,204
13,451	40,595	(60,051)	16,181	123,358
(1)	0	0	1,962	(36)
76	147	2,316	1,072	1,517

10,943	33,360	(117,588)	(28,550)	133,852

21	2,083	4,963	6,370	(14,958)
(4)	(7)	(372)	(14)	(28)
3,281	8,467	137,785	74,738	56,485
1,415	(10,269)	544,910	104,396	(26,119)
0	0	0	2,317	674
11	(19)	(121)	(25)	(131)

4,724	255	687,165	187,782	15,923

$17,474	$38,163	$638,329	$186,724	$190,212

$0	$0	$71	$0	$5

ANNUAL REPORT	MARCH 31, 2017	35

Statements of Changes in Net Assets

	PIMCO RAE Fundamental Advantage PLUS Fund		PIMCO RAE Fundamental PLUS Fund		PIMCO RAE Fundamental PLUS EMG Fund

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$17,780	$32,380	$33,709	$38,191	$37,873	$45,654
Net realized gain (loss)	43,451	(229,321)	71,124	(163,696)	197,844	(497,698)
Net change in unrealized appreciation (depreciation)	(28,686)	90,937	241,807	(60,617)	315,530	15,450

Net Increase (Decrease) in Net Assets Resulting from Operations	32,545	(106,004)	346,640	(186,122)	551,247	(436,594)

Distributions to Shareholders:
From net investment income
Institutional Class	0	(87,159)	0	(22,716)	(56,859)	0
Class P	0	(989)	0	(11,736)	(1,166)	0
Administrative Class	0	0	0	(364)	(8)	0
Class D	0	(2,061)	0	(11,910)	(702)	0
Class A	0	(1,216)	0	(17,782)	(205)	0
Class C	0	(764)	0	(11,502)	(62)	0
From net realized capital gains
Institutional Class	0	0	0	(14,714)	0	0
Class P	0	0	0	(8,094)	0	0
Administrative Class	0	0	0	(222)	0	0
Class D	0	0	0	(9,503)	0	0
Class A	0	0	0	(14,498)	0	0
Class C	0	0	0	(11,606)	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	0	0
Class P	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0
Class D	0	0	0	0	0	0
Class A	0	0	0	0	0	0
Class C	0	0	0	0	0	0

Total Distributions(a)	0	(92,189)	0	(134,647)	(59,002)	0

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(205,562)	(1,689,630)	(298,174)	(1,537,391)	(1,187,876)	(608,012)

Total Increase (Decrease) in Net Assets	(173,017)	(1,887,823)	48,466	(1,858,160)	(695,631)	(1,044,606)

Net Assets:
Beginning of year	590,076	2,477,899	1,804,277	3,662,437	1,991,809	3,036,415
End of year*	$417,059	$590,076	$1,852,743	$1,804,277	$1,296,178	$1,991,809

*Including undistributed (overdistributed) net investment income of:	$4,274	$(76,690)	$78,998	$(33,530)	$117,291	$(64,705)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
^	Class D Shares liquidated at the close of business January 13, 2017.
(a)	Determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

36	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE Fundamental PLUS International Fund		PIMCO RAE Fundamental PLUS Small Fund		PIMCO RAE Low Volatility PLUS Fund		PIMCO RAE Low Volatility PLUS EMG Fund

Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

$18,507	$15,421	$1,807	$5,357	$4,548	$11,690	$68,752	$48,150
(10,527)	(136,844)	10,943	(44,443)	33,360	(23,865)	(117,588)	(532,764)
146,102	18,717	4,724	(4,806)	255	2,833	687,165	(171,062)

154,082	(102,706)	17,474	(43,892)	38,163	(9,342)	638,329	(655,676)

(7,882)	(21,309)	(311)	(8,591)	(3,740)	(3,889)	(39,995)	(61,857)
(48)	(36)	(18)	(122)	(11)	(3)	(2)	(4)
0	0	0	0	0	0	0	0
(40)	(179)	(11)	(209)	(28)^	(2)	(4)^	(17)
(26)	(73)	(11)	(137)	(170)	(23)	(3)	(5)
(4)	(37)	(0)	(131)	(52)	(1)	(3)	(2)

0	0	0	(31,894)	0	(6,325)	0	0
0	0	0	(426)	0	(8)	0	0
0	0	0	0	0	0	0	0
0	0	0	(821)	0 ^	(10)	0 ^	0
0	0	0	(468)	0	(85)	0	0
0	0	0	(746)	0	(41)	0	0

0	0	0	0	0	0	0	(19,997)
0	0	0	0	0	0	0	(1)
0	0	0	0	0	0	0	0
0	0	0	0	0 ^	0	0 ^	(4)
0	0	0	0	0	0	0	(2)
0	0	0	0	0	0	0	(2)

(8,000)	(21,634)	(351)	(43,545)	(4,001)	(10,387)	(40,007)	(81,891)

174,750	(353,231)	3,913	(266,639)	(98,538)	(797,670)	(878,687)	(402,012)

320,832	(477,571)	21,036	(354,076)	(64,376)	(817,399)	(280,365)	(1,139,579)

635,637	1,113,208	59,644	413,720	270,239	1,087,638	3,468,956	4,608,535

$956,469	$635,637	$80,680	$59,644	$205,863	$270,239	$3,188,591	$3,468,956

$39,017	$(477)	$2,812	$(1,780)	$1,228	$(23,112)	$115,982	$(53,796)

ANNUAL REPORT	MARCH 31, 2017	37

Statements of Changes in Net Assets (Cont.)

	PIMCO RAE Low Volatility PLUS International Fund		PIMCO RAE Worldwide Long/Short PLUS Fund

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$27,492	$26,424	$40,437	$46,662
Net realized gain (loss)	(28,550)	(35,650)	133,852	(151,961)
Net change in unrealized appreciation (depreciation)	187,782	(91,694)	15,923	(21,482)

Net Increase (Decrease) in Net Assets Resulting from Operations	186,724	(100,920)	190,212	(126,781)

Distributions to Shareholders:
From net investment income
Institutional Class	(15,883)	(81,031)	(71,972)	(96,954)
Class P	(97)	(21)	(1)	(1)
Administrative Class	0	0	0	0
Class D	(1)^	(13)	(10)^	(2)
Class A	(19)	(77)	(4)	(3)
Class C	(3)	(14)	(15)	(1)
From net realized capital gains
Institutional Class	(6,562)	0	0	0
Class P	(45)	0	0	0
Administrative Class	0	0	0	0
Class D	(0)^	0	0 ^	0
Class A	(11)	0	0	0
Class C	(3)	0	0	0
Tax basis return of capital
Institutional Class	0	0	0	0
Class P	0	0	0	0
Administrative Class	0	0	0	0
Class D	0 ^	0	0 ^	0
Class A	0	0	0	0
Class C	0	0	0	0

Total Distributions(a)	(22,624)	(81,156)	(72,002)	(96,961)

Fund Share Transactions:
Net (decrease) resulting from Fund share transactions**	(107,419)	(835,223)	(629,794)	(1,108,730)

Total Increase (Decrease) in Net Assets	56,681	(1,017,299)	(511,584)	(1,332,472)

Net Assets:
Beginning of year	1,473,190	2,490,489	1,892,327	3,224,799
End of year*	$1,529,871	$1,473,190	$1,380,743	$1,892,327

*Including undistributed (overdistributed) net investment income of:	$24,480	$(1,085)	$43,336	$(30,967)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
^	Class D Shares liquidated at the close of business January 13, 2017.
(a)	Determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

38	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 86.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%
Charter Communications Operating LLC
3.232% due 01/15/2024		$1,089	$1,096

Total Loan Participations and Assignments (Cost $1,087)			1,096

CORPORATE BONDS & NOTES 14.8%

BANKING & FINANCE 9.7%
Banco del Estado de Chile
4.125% due 10/07/2020		5,300	5,600
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	1,300	1,422
Banco Santander Chile
1.915% due 04/11/2017		$200	200
Bank of America Corp.
2.151% due 11/09/2020		600	595
Barclays Bank PLC
7.625% due 11/21/2022		1,800	1,972
Barclays PLC
3.200% due 08/10/2021		3,600	3,605
Bear Stearns Cos. LLC
7.250% due 02/01/2018		4,300	4,495
Blackstone CQP Holdco LP
6.500% due 03/20/2021		700	703
Deutsche Bank AG
4.250% due 10/14/2021		2,900	2,975
Ford Motor Credit Co. LLC
2.262% due 03/28/2019		1,300	1,304
General Motors Financial Co., Inc.
2.420% due 10/04/2019		4,000	4,070
Goldman Sachs Group, Inc.
2.209% due 11/15/2021		1,000	1,012
GSPA Monetization Trust
6.422% due 10/09/2029		124	137
HSBC Holdings PLC
2.650% due 01/05/2022		600	617
KBC Bank NV
8.000% due 01/25/2023		200	210
LeasePlan Corp. NV
3.000% due 10/23/2017		4,300	4,325
Navient Corp.
5.500% due 01/15/2019		1,000	1,039
Powszechna Kasa Oszczednosci Bank Polski S.A. Via PKO Finance AB
4.630% due 09/26/2022		1,200	1,266
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		3,156	3,171
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (d)	EUR	170	205
UBS AG
7.625% due 08/17/2022		$550	637
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020		500	504
4.125% due 09/24/2025		500	509

			40,573

INDUSTRIALS 4.1%
Actavis Funding SCS
2.350% due 03/12/2018		3,100	3,114
Anheuser-Busch InBev Finance, Inc.
3.650% due 02/01/2026		1,000	1,013
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		4,700	5,185
Charter Communications Operating LLC
4.464% due 07/23/2022		500	527
4.908% due 07/23/2025		1,000	1,058
6.384% due 10/23/2035		200	228
6.484% due 10/23/2045		400	463
6.834% due 10/23/2055		100	117

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CVS Health Corp.
3.500% due 07/20/2022	$100	$103
3.875% due 07/20/2025	974	1,005
5.125% due 07/20/2045	400	442
HCA, Inc.
3.750% due 03/15/2019	2,200	2,255
QUALCOMM, Inc.
4.800% due 05/20/2045	600	627
Reynolds American, Inc.
4.000% due 06/12/2022	200	210
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	380	377
2.400% due 09/23/2021	660	647

		17,371

UTILITIES 1.0%
AT&T, Inc.
1.617% due 01/15/2020	800	806
3.000% due 06/30/2022	800	796
4.500% due 05/15/2035	100	94
4.750% due 05/15/2046	200	188
Petrobras Global Finance BV
8.375% due 05/23/2021	1,900	2,154

		4,038

Total Corporate Bonds & Notes (Cost $60,733)		61,982

MUNICIPAL BONDS & NOTES 3.0%

CALIFORNIA 0.1%
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	230

ILLINOIS 2.0%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	1,200	1,409
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	800	998
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	500	505
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	1,285	1,321
6.725% due 04/01/2035	585	609
7.350% due 07/01/2035	3,500	3,738

		8,580

NEW JERSEY 0.4%
Middlesex County, New Jersey Improvement Authority Revenue Bonds, (AGM Insured), Series 2004
0.000% due 10/01/2022 (b)	1,935	1,573

OHIO 0.5%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
8.084% due 02/15/2050	1,500	2,314

Total Municipal Bonds & Notes (Cost $11,441)		12,697

U.S. GOVERNMENT AGENCIES 5.0%
Fannie Mae
2.310% due 08/01/2022	200	199
2.623% due 07/01/2035	424	448
2.782% due 03/01/2034	294	307
2.823% due 12/01/2034	117	124

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.870% due 09/01/2027		$1,000	$988
3.820% due 09/01/2021		4,668	4,945
4.500% due 09/25/2040		2,063	2,376
6.000% due 05/01/2036 - 04/01/2041		2,504	2,829
6.500% due 09/01/2036		404	449
Freddie Mac
3.500% due 07/15/2042		6,261	6,178
6.500% due 05/01/2035		543	614
Small Business Administration
5.490% due 03/01/2028		135	147
6.020% due 08/01/2028		1,068	1,194

Total U.S. Government Agencies (Cost $20,316)			20,798

U.S. TREASURY OBLIGATIONS 16.8%
U.S. Treasury Inflation Protected Securities (c)
0.625% due 01/15/2026 (h)(j)		2,555	2,604
1.750% due 01/15/2028 (g)(h)(j)		8,926	10,106
2.000% due 01/15/2026 (h)(j)		2,937	3,335
2.375% due 01/15/2025 (h)(j)		6,056	6,989
2.375% due 01/15/2027 (j)		11,923	14,108
U.S. Treasury Notes
0.750% due 10/31/2018 (j)		200	199
2.125% due 05/15/2025 (g)(j)		33,150	32,648

Total U.S. Treasury Obligations (Cost $71,912)			69,989

NON-AGENCY MORTGAGE-BACKED SECURITIES 14.4%
Banc of America Funding Trust
3.308% due 09/20/2046 ^		7,856	6,403
Bear Stearns Adjustable Rate Mortgage Trust
3.074% due 08/25/2033		233	233
Bear Stearns ALT-A Trust
3.404% due 05/25/2035		276	272
Chase Mortgage Finance Trust
3.175% due 09/25/2036 ^		1,811	1,619
Citigroup Mortgage Loan Trust, Inc.
1.222% due 11/25/2036		1,081	997
Countrywide Alternative Loan Trust
1.152% due 11/25/2036		5,201	4,752
Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 02/25/2037 ^		1,883	1,658
Eddystone Finance PLC
0.880% due 04/19/2021	GBP	2,989	3,744
First Horizon Alternative Mortgage Securities Trust
3.134% due 06/25/2036		$5,673	4,671
First Horizon Mortgage Pass-Through Trust
3.140% due 05/25/2034		52	52
IndyMac Mortgage Loan Trust
1.182% due 11/25/2046		5,639	4,788
JPMorgan Alternative Loan Trust
3.031% due 11/25/2036 ^		4,692	4,572
JPMorgan Mortgage Trust
2.748% due 07/27/2037		941	892
3.103% due 07/25/2035		1,202	1,198
3.334% due 04/25/2036 ^		9,423	8,938
5.750% due 01/25/2036 ^		64	54
Morgan Stanley Re-REMIC Trust
5.949% due 08/12/2045		38	38
Nomura Asset Acceptance Corp. Alternative Loan Trust
4.976% due 05/25/2035 ^		195	156
Prime Mortgage Trust
6.000% due 06/25/2036 ^		787	741
RBSSP Resecuritization Trust
1.028% due 02/26/2037		3,340	3,168
Residential Accredit Loans, Inc. Trust
6.000% due 01/25/2037 ^		313	274
6.000% due 03/25/2037		751	656
Sequoia Mortgage Trust
3.403% due 09/20/2046 ^		1,146	944

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	39

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Adjustable Rate Mortgage Loan Trust
3.180% due 08/25/2035		$288	$242
3.617% due 03/25/2036 ^		362	300
Thornburg Mortgage Securities Trust
2.402% due 03/25/2044		959	937
2.723% due 12/25/2044		1,175	1,167
WaMu Mortgage Pass-Through Certificates Trust
2.643% due 06/25/2037 ^		1,172	1,094
2.665% due 06/25/2037 ^		477	438
2.873% due 01/25/2035		593	603
Washington Mutual Mortgage Pass-Through Certificates Trust
1.232% due 02/25/2036		4,239	3,529
1.578% due 04/25/2046		501	396
Wells Fargo Mortgage-Backed Securities Trust
3.048% due 12/25/2034		96	97
3.174% due 06/25/2035		643	657

Total Non-Agency Mortgage-Backed Securities (Cost $56,567)			60,280

ASSET-BACKED SECURITIES 12.9%
Citigroup Mortgage Loan Trust, Inc.
1.172% due 05/25/2037		3,927	2,863
1.882% due 09/25/2035 ^		3,400	2,182
Countrywide Asset-Backed Certificates
2.032% due 08/25/2035		8,500	7,913
Fremont Home Loan Trust
1.472% due 07/25/2035		200	184
Hillmark Funding Ltd.
1.302% due 05/21/2021		749	748
IXIS Real Estate Capital Trust
1.662% due 02/25/2036		17	17
Lockwood Grove CLO Ltd.
2.508% due 04/25/2025		700	700
Long Fellow Place CLO Ltd.
2.139% due 01/15/2024		500	500
Merrill Lynch Mortgage Investors Trust
1.092% due 08/25/2037		17,281	10,207
Morgan Stanley ABS Capital, Inc. Trust
1.197% due 03/25/2037		3,663	1,836
Option One Mortgage Loan Trust
1.342% due 01/25/2036		6,400	5,260
Penta CLO S.A.
0.000% due 06/04/2024	EUR	64	68
Residential Asset Securities Corp. Trust
1.562% due 06/25/2033		$424	354
SLM Private Education Loan Trust
4.162% due 05/16/2044		2,028	2,109
SLM Student Loan Trust
0.035% due 12/15/2023	EUR	5,637	5,951
2.538% due 04/25/2023		$2,005	2,047

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Soundview Home Loan Trust
2.282% due 10/25/2037		$2,200	$1,563
South Carolina Student Loan Corp.
1.805% due 03/02/2020		934	935
2.055% due 09/03/2024		1,400	1,389
Specialty Underwriting & Residential Finance Trust
1.282% due 12/25/2036		4,993	4,305
Structured Asset Securities Corp. Mortgage Loan Trust
1.322% due 02/25/2036		1,500	1,412
Venture CDO Ltd.
1.261% due 07/22/2021		1,126	1,125

Total Asset-Backed Securities (Cost $54,443)			53,668

SOVEREIGN ISSUES 1.8%
Brazil Government International Bond
5.625% due 02/21/2047		1,300	1,264
Province of Ontario
5.500% due 06/02/2018	CAD	1,200	951
Qatar Government International Bond
5.250% due 01/20/2020		$4,800	5,174

Total Sovereign Issues (Cost $7,550)			7,389

		SHARES
PREFERRED SECURITIES 2.2%

BANKING & FINANCE 2.2%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)		7,400	9,083

Total Preferred Securities (Cost $7,622)			9,083

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 15.3%

CERTIFICATES OF DEPOSIT 3.3%
Abbey National Treasury Services PLC
1.400% due 07/07/2017		$100	100
Barclays Bank PLC
1.804% due 11/06/2017		2,800	2,806
Credit Suisse AG
1.920% due 09/12/2017		2,400	2,406
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017		800	802
Natixis S.A.
1.846% due 09/25/2017		4,000	4,009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017		$800	$802
1.882% due 09/18/2017		2,800	2,808

			13,733

COMMERCIAL PAPER 0.1%
Credit Suisse AG
1.507% due 07/03/2017		100	100
Standard Chartered Bank
1.465% due 07/03/2017		300	299

			399

REPURCHASE AGREEMENTS (e) 0.1%
			503

JAPAN TREASURY BILLS 11.8%
(0.313)% due 04/10/2017 - 04/24/2017 (a)(b)	JPY	5,470,000	49,137

Total Short-Term Instruments (Cost $62,150)			63,772

Total Investments in Securities (Cost $353,821)			360,754

		SHARES
INVESTMENTS IN AFFILIATES 20.6%

SHORT-TERM INSTRUMENTS 20.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 20.6%
PIMCO Short-Term Floating NAV Portfolio III		8,696,815	85,977

Total Short-Term Instruments (Cost $85,976)			85,977

Total Investments in Affiliates (Cost $85,976)			85,977

Total Investments 107.1% (Cost $439,797)			$446,731

Financial Derivative Instruments (f)(i) (0.8)% (Cost or Premiums, net $5,711)			(3,505)

Other Assets and Liabilities, net (6.3)%			(26,167)

Net Assets 100.0%			$417,059

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

40	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$503	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(514)	$503	$503

Total Repurchase Agreements						$(514)	$503	$503

SHORT SALES:

SHORT SALES ON U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Treasury Notes	1.125%	09/30/2021	$ 1,600	$(1,547)	$(1,548)

Total Short Sales				$(1,547)	$(1,548)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$503	$0	$0	$0	$503	$(514)	$(11)

Master Securities Forward Transaction Agreement
NOM	0	0	0	(1,548)	(1,548)	0	(1,548)

Total Borrowings and Other Financing Transactions	$503	$0	$0	$(1,548)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(24,525) at a weighted average interest rate of 0.675%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 5-Year Note June Futures	$128.000	05/26/2017	1	$0	$0
Put - CBOT U.S. Treasury 10-Year Note June Futures	96.000	05/26/2017	171	1	0
Put - CBOT U.S. Treasury 10-Year Note June Futures	101.000	05/26/2017	81	1	0

				$2	$0

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE Volatility S&P 500	16.000	05/17/2017	680	$135	$63

Total Purchased Options				$137	$63

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	41

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$125.000	04/21/2017	165	$(72)	$(53)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOE Volatility S&P 500	14.000	05/17/2017	680	$(176)	$(93)
Put - CBOE Volatility S&P 500	14.000	05/17/2017	680	(94)	(122)

				$(270)	$(215)

Total Written Options				$(342)	$(268)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	Long	06/2017	20	$37	$5	$(1)
Call Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	56	(32)	3	(9)
Euro-Bund 10-Year Bond June Futures	Long	06/2017	20	20	6	0
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	67	(3)	29	0
Put Options Strike @ EUR 131.000 on Euro-Bobl June Futures	Short	05/2017	167	(10)	9	0
Put Options Strike @ EUR 131.500 on Euro-Bobl June Futures	Short	05/2017	167	(16)	13	0
Put Options Strike @ EUR 132.000 on Euro-Bobl June Futures	Long	05/2017	167	23	0	(14)
Put Options Strike @ EUR 159.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	56	27	7	0
U.S. Treasury 2-Year Note June Futures	Short	06/2017	330	(67)	0	(26)
U.S. Treasury 5-Year Note June Futures	Long	06/2017	156	25	26	0
U.S. Treasury 10-Year Note June Futures	Short	06/2017	8	(8)	0	(2)
U.S. Treasury 30-Year Bond June Futures	Long	06/2017	203	144	63	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	85	65	27	0
United Kingdom Long Gilt June Futures	Long	06/2017	189	545	92	(14)

Total Futures Contracts				$750	$280	$(66)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Volkswagen International Finance NV	1.000%	12/20/2017	0.223%	EUR	150	$1	$0	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$6,930	$(609)	$(286)	$0	$(5)
CDX.IG-25 5-Year Index	1.000	12/20/2020	22,400	(457)	(447)	0	(4)
CDX.IG-27 5-Year Index	1.000	12/20/2021	41,800	(790)	(294)	0	(17)
CDX.IG-28 5-Year Index	1.000	06/20/2022	54,000	(915)	(60)	0	(21)

				$(2,771)	$(1,087)	$0	$(47)

42	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.750%	12/16/2046	CAD	2,900	$304	$(44)	$10	$0
Pay(5)	3-Month USD-LIBOR	2.200	11/24/2018	$	56,000	273	21	12	0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		58,500	(289)	(121)	2	(10)
Pay(5)	3-Month USD-LIBOR	1.250	06/21/2019		95,600	889	(78)	0	(33)
Receive(5)	3-Month USD-LIBOR	3.000	11/25/2020		28,800	(178)	(11)	0	(5)
Receive	3-Month USD-LIBOR	2.000	12/16/2020		136,000	1,131	(1,542)	95	0
Receive	3-Month USD-LIBOR	1.500	12/21/2021		11,100	(229)	(425)	10	0
Receive	3-Month USD-LIBOR	2.250	12/16/2022		9,700	(126)	(166)	0	(9)
Pay	3-Month USD-LIBOR	2.250	12/16/2022		29,800	(367)	1,333	0	(33)
Pay(5)	3-Month USD-LIBOR	2.500	12/15/2023		41,000	(124)	(71)	17	0
Receive(5)	3-Month USD-LIBOR	1.500	06/21/2024		9,400	486	30	0	(13)
Receive	3-Month USD-LIBOR	2.250	06/15/2026		1,000	4	76	0	(2)
Receive(5)	3-Month USD-LIBOR	2.750	12/15/2026		28,900	82	106	0	(14)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		59,810	3,049	4,552	0	(89)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		5,750	(109)	1,276	0	(10)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		3,750	131	814	0	(6)
Receive	3-Month USD-LIBOR	2.250	09/14/2046		6,500	619	799	0	(11)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		9,500	860	2,006	0	(15)
Receive(5)	3-Month USD-LIBOR	2.285	05/25/2048		8,400	854	915	0	(14)
Receive(5)	6-Month EUR-EURIBOR	1.000	09/20/2027	EUR	11,100	154	53	5	0
Pay(5)	6-Month EUR-EURIBOR	2.036	02/03/2037		9,900	97	97	0	(22)
Receive	6-Month GBP-LIBOR	2.000	03/18/2022	GBP	2,200	(158)	14	0	(7)
Receive(5)	6-Month GBP-LIBOR	1.000	09/20/2022		34,800	(181)	47	0	(114)
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027		5,600	(177)	(89)	0	(30)
Receive(5)	6-Month GBP-LIBOR	2.040	02/01/2037		1,600	(55)	(56)	0	(7)
Receive(5)	6-Month GBP-LIBOR	2.043	02/01/2037		7,200	(252)	(252)	0	(33)
Receive(5)	6-Month GBP-LIBOR	1.750	03/21/2048		2,800	(287)	(133)	0	(35)
Receive	6-Month JPY-LIBOR	0.500	09/20/2046	JPY	400,000	352	187	11	0
Pay	28-Day MXN-TIIE	5.660	11/05/2021	MXN	48,900	(161)	(161)	5	0
Pay	28-Day MXN-TIIE	5.375	01/07/2022		70,700	(289)	(345)	7	0

						$6,303	$8,832	$174	$(512)

Total Swap Agreements						$3,533	$7,745	$174	$(559)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(g)	Securities with an aggregate market value of $377 have been pledged as collateral as of March 31, 2017 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(h)	Securities with an aggregate market value of $8,443 and cash of $663 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$63	$280	$174	$517	$(268)	$(66)	$(559)	$(893)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	43

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

(i) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	EUR	13,828		$14,668	$0	$(84)
	04/2017		$711	EUR	660	0	(7)
	04/2017		3,990	JPY	443,700	0	(5)
	05/2017	JPY	443,700		$3,994	5	0
	05/2017	NOK	18,790		2,184	0	(5)

BPS	04/2017	BRL	41,368		12,498	68	(784)
	04/2017	MXN	113,415		5,661	0	(384)
	04/2017		$13,056	BRL	41,368	158	0
	04/2017		13,587	EUR	12,682	29	(87)
	05/2017	EUR	7,409		$8,001	87	0
	05/2017		$2,202	SEK	19,785	11	0
	12/2018	JPY	470,000		$4,283	0	(92)

CBK	04/2017		4,770,000		41,632	0	(1,239)
	05/2017		$13	AUD	17	0	0
	12/2018	JPY	790,000		$7,206	0	(147)
	12/2018		$11,417	JPY	1,260,000	312	0

DUB	04/2017	BRL	51,661		$16,013	0	(489)
	04/2017	RUB	285,391		4,775	0	(276)
	04/2017		$16,518	BRL	51,661	37	(54)

FBF	05/2017		3,777	RUB	227,565	219	0
	06/2017		214	TWD	6,525	2	0

GLM	04/2017	CAD	1,282		$962	0	(2)
	04/2017	GBP	3,051		3,759	0	(63)
	04/2017		$514	EUR	486	4	0
	04/2017		467	GBP	382	12	0
	04/2017		9,258	JPY	1,051,600	188	0
	04/2017		1,535	MXN	31,952	168	0
	05/2017	SEK	19,765		$2,242	32	0

HUS	04/2017	JPY	1,495,300		13,316	0	(115)
	06/2017	SGD	128		91	0	(1)
	01/2021	BRL	2,050		316	0	(207)

IND	05/2017		$2,246	NOK	18,635	0	(75)

JPM	04/2017	BRL	39,992		$12,221	0	(553)
	04/2017		$12,782	BRL	39,992	46	(54)

MSB	04/2017	BRL	10,541		$3,052	0	(315)
	04/2017		$3,327	BRL	10,541	40	0

SCX	04/2017	BRL	1,652		$529	1	0
	04/2017		$521	BRL	1,652	6	0
	05/2017		526		1,652	0	(2)

TOR	04/2017	BRL	10,541		$3,018	0	(349)
	04/2017		$3,327	BRL	10,541	40	0

UAG	04/2017	JPY	700,000		$6,026	0	(263)

Total Forward Foreign Currency Contracts						$1,465	$(5,652)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC EUR versus MXN	MXN	22.480	01/08/2018	EUR	3,420	$108	$339
	Put - OTC USD versus MXN		19.000	01/05/2018		$4,530	43	147
FBF	Put - OTC EUR versus MXN		22.480	01/08/2018	EUR	1,073	37	106
GLM	Call - OTC USD versus JPY	JPY	118.280	08/21/2017		$5,089	64	20
JPM	Put - OTC EUR versus USD		$1.045	04/19/2017	EUR	1,900	2	3
	Call - OTC USD versus JPY	JPY	118.280	08/21/2017		$2,600	24	10

							$278	$625

44	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	04/13/2018	$	1,600	$157	$36
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		1,600	156	209
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/13/2018		3,700	342	82
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		3,700	377	483
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	04/17/2019		6,400	733	284
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/17/2019		6,400	733	947
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750	10/12/2018	GBP	4,600	121	120
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	7,000	356	393
DUB	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.670	10/08/2018	GBP	3,400	90	99
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	14,000	725	786
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	10/11/2018	GBP	5,200	139	146
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017	$	207,900	98	37
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		35,800	203	97
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.240	05/16/2018		3,200	321	76
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240	05/16/2018		3,200	321	431
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.285	05/23/2018		5,900	585	156
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	05/23/2018		5,900	585	756
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		9,200	442	510
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	05/28/2019		10,600	1,221	523
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/28/2019		10,600	1,221	1,515
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017		37,900	22	7

								$8,948	$7,693

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
CBK	Call - OTC 1-Year Interest Rate Floor(1)	0.150%	3-Month USD-LIBOR	11/28/2017	$134,100	$114	$61
SOG	Call - OTC 1-Year Interest Rate Floor	0.400	3-Month USD-LIBOR	10/26/2017	122,100	12	0

						$126	$61

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount	Cost(2)	Market Value
MYC	Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	0.000%	09/21/2017	$ 600	$52	$53

Total Purchased Options					$9,404	$8,432

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC EUR versus MXN	MXN	27.600	01/08/2018	EUR	3,420	$(110)	$(16)
	Put - OTC USD versus MXN		18.000	01/05/2018		$9,060	(36)	(129)
FBF	Call - OTC EUR versus MXN		27.600	01/08/2018	EUR	1,073	(37)	(5)
	Call - OTC USD versus BRL	BRL	6.300	01/11/2018		$1,737	(93)	(1)
GLM	Call - OTC CAD versus JPY	JPY	90.000	08/21/2017	CAD	6,667	(64)	(14)
JPM	Call - OTC CAD versus JPY		90.000	08/21/2017		3,400	(24)	(7)
	Call - OTC EUR versus USD	$	1.076	04/19/2017	EUR	1,900	(16)	(7)
	Put - OTC EUR versus USD		1.076	04/19/2017		1,900	(16)	(22)

							$(396)	$(201)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	45

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	03/12/2020	$39,800	$(337)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	04/07/2020	79,100	(706)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	09/29/2020	10,700	(138)	0
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	14,400	(108)	0
	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	10,200	(100)	0

						$(1,389)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$	34,900	$(363)	$(478)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		69,700	(742)	(955)
MYC	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017		92,400	(98)	(57)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		45,900	(486)	(642)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018		7,700	(203)	(100)
RYL	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017		14,600	(22)	(9)

								$(1,914)	$(2,241)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Call - OTC 1-Year Interest Rate Floor(1)	0.040%	3-Month USD-LIBOR	11/28/2017	$ 268,200	$(115)	$(51)
SOG	Call - OTC 1-Year Interest Rate Floor	0.000	3-Month USD-LIBOR	10/26/2017	122,100	0	0

						$(115)	$(51)

Total Written Options						$(3,814)	$(2,493)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		14,995		(5,206)		(7,399)		(865)		1,525
Notional Amount in $		$408,737		$711,106		$(38,318)		$(225,942)		$(35,086)		$820,497
Notional Amount in CAD	CAD	0	CAD	10,067	CAD	0	CAD	0	CAD	0	CAD	10,067
Notional Amount in EUR	EUR	57,778	EUR	59,006	EUR	0	EUR	(87,790)	EUR	(20,701)	EUR	8,293
Notional Amount in GBP	GBP	0	GBP	26,240	GBP	0	GBP	(21,200)	GBP	(5,040)	GBP	0
Premiums		$(7,524)		$(6,439)		$2,547		$5,949		$1,311		$(4,156)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

		Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
Counterparty	Reference Entity							Asset	Liability
BOA	Korea Government International Bond	1.000%	09/20/2022	0.535%	$1,700	$25	$17	$42	$0

BPS	Korea Government International Bond	1.000	09/20/2022	0.535	800	13	7	20	0

MYC	Korea Government International Bond	1.000	09/20/2022	0.535	300	4	3	7	0

						$42	$27	$69	$0

46	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$1,325	$ (262)	$100	$0	$(162)
	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	2,000	268	(14)	254	0
CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	2,100	280	(13)	267	0
JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017	2,315	0	9	9	0

					$ 286	$82	$530	$(162)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month KRW-KORIBOR	1.260%	07/20/2026	KRW	1,880,000	$ 0	$95	$95	$0

DUB	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026		2,370,000	0	120	120	0

GLM	Pay	CPTFEMU	0.993	03/30/2020	EUR	11,500	(2)	(85)	0	(87)

JPM	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	3,754,000	0	190	190	0

							$ (2)	$320	$405	$(87)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	S&P 500 Total Return Index	2,136	1-Month USD-LIBOR plus a specified spread	11/08/2017	$9,782	$0	$93	$93	$0
	Pay	S&P 500 Total Return Index	87,888	1-Month USD-LIBOR plus a specified spread	11/29/2017	366,567	0	(32,095)	0	(32,095)
CBK	Receive	ERAUSLT Index	45,029	1-Month USD-LIBOR plus a specified spread	11/08/2017	12,059	0	(76)	0	(76)
	Receive	ERAUSLT Index	1,476,512	1-Month USD-LIBOR plus a specified spread	11/29/2017	366,537	0	26,440	26,440	0
	Pay	S&P 500 Total Return Index	2,067	1-Month USD-LIBOR plus a specified spread	01/10/2018	9,466	0	90	90	0
DUB	Receive	ERAUSLT Index	53,043	1-Month USD-LIBOR plus a specified spread	01/10/2018	14,206	0	(88)	0	(88)

							$0	$(5,636)	$26,623	$(32,259)

Total Swap Agreements							$326	$(5,207)	$27,627	$(32,508)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(j)	Securities with an aggregate market value of $35,003 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$5	$245	$391	$641	$(101)	$0	$(162)	$(263)	$378	$(290)	$88
BPS	353	1,796	113	2,262	(1,347)	0	(32,095)	(33,442)	(31,180)	33,488	2,308
BRC	0	120	0	120	0	0	0	0	120	(150)	(30)
CBK	312	454	26,797	27,563	(1,386)	(529)	(76)	(1,991)	25,572	(26,400)	(828)
DUB	37	585	120	742	(819)	(145)	(88)	(1,052)	(310)	(532)	(842)
FBF	221	106	0	327	0	(6)	0	(6)	321	(280)	41
GLM	404	806	0	1,210	(65)	(969)	(87)	(1,121)	89	0	89
HUS	0	0	0	0	(323)	0	0	(323)	(323)	267	(56)
IND	0	0	0	0	(75)	0	0	(75)	(75)	0	(75)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	47

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
JPM	$46	$159	$199	$404	$(607)	$(36)	$0	$(643)	$(239)	$0	$(239)
MSB	40	0	0	40	(315)	0	0	(315)	(275)	385	110
MYC	0	4,154	7	4,161	0	(799)	0	(799)	3,362	(3,617)	(255)
RYL	0	7	0	7	0	(9)	0	(9)	(2)	0	(2)
SCX	7	0	0	7	(2)	0	0	(2)	5	0	5
TOR	40	0	0	40	(349)	0	0	(349)	(309)	268	(41)
UAG	0	0	0	0	(263)	0	0	(263)	(263)	285	22

Total Over the Counter	$1,465	$8,432	$27,627	$37,524	$(5,652)	$(2,493)	$(32,508)	$(40,653)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$63	$0	$0	$63
Futures	0	0	0	0	280	280
Swap Agreements	0	0	0	0	174	174

	$0	$0	$63	$0	$454	$517

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,465	$0	$1,465
Purchased Options	0	0	0	625	7,807	8,432
Swap Agreements	0	599	26,623	0	405	27,627

	$0	$599	$26,623	$2,090	$8,212	$37,524

	$0	$599	$26,686	$2,090	$8,666	$38,041

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$215	$0	$53	$268
Futures	0	0	0	0	66	66
Swap Agreements	0	47	0	0	512	559

	$0	$47	$215	$0	$631	$893

48	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,652	$0	$5,652
Written Options	0	0	0	201	2,292	2,493
Swap Agreements	0	162	32,259	0	87	32,508

	$0	$162	$32,259	$5,853	$2,379	$40,653

	$0	$209	$32,474	$5,853	$3,010	$41,546

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(491)	$0	$(139)	$(630)
Written Options	0	0	328	0	1,053	1,381
Futures	0	0	0	0	(5,182)	(5,182)
Swap Agreements	0	(1,105)	0	0	(19,908)	(21,013)

	$0	$(1,105)	$(163)	$0	$(24,176)	$(25,444)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33,540	$0	$33,540
Purchased Options	0	0	0	(963)	(743)	(1,706)
Written Options	0	7	0	2,010	410	2,427
Swap Agreements	0	654	20,057	(1)	(1,208)	19,502

	$0	$661	$20,057	$34,586	$(1,541)	$53,763

	$0	$(444)	$19,894	$34,586	$(25,717)	$28,319

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(72)	$0	$13	$(59)
Written Options	0	0	55	0	19	74
Futures	0	0	0	0	3,302	3,302
Swap Agreements	0	(1,087)	0	0	30,709	29,622

	$0	$(1,087)	$(17)	$0	$34,043	$32,939

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(35,000)	$0	$(35,000)
Purchased Options	0	0	0	331	(1,181)	(850)
Written Options	0	(7)	0	31	(48)	(24)
Swap Agreements	0	233	(18,146)	0	3,508	(14,405)

	$0	$226	$(18,146)	$(34,638)	$2,279	$(50,279)

	$0	$(861)	$(18,163)	$(34,638)	$36,322	$(17,340)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,096	$0	$1,096
Corporate Bonds & Notes
Banking & Finance	0	40,436	137	40,573
Industrials	0	17,371	0	17,371
Utilities	0	4,038	0	4,038
Municipal Bonds & Notes
California	0	230	0	230
Illinois	0	8,580	0	8,580
New Jersey	0	1,573	0	1,573
Ohio	0	2,314	0	2,314

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
U.S. Government Agencies	$0	$20,798	$0	$20,798
U.S. Treasury Obligations	0	69,989	0	69,989
Non-Agency Mortgage-Backed Securities	0	60,280	0	60,280
Asset-Backed Securities	0	53,668	0	53,668
Sovereign Issues	0	7,389	0	7,389
Preferred Securities
Banking & Finance	0	9,083	0	9,083
Short-Term Instruments
Certificates of Deposit	0	13,733	0	13,733
Commercial Paper	0	399	0	399
Repurchase Agreements	0	503	0	503
Japan Treasury Bills	0	49,137	0	49,137

	$0	$360,617	$137	$360,754

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	49

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

March 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$85,977	$0	$0	$85,977

Total Investments	$85,977	$360,617	$137	$446,731

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(1,548)	$0	$(1,548)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	280	237	0	517
Over the counter	0	37,524	0	37,524

	$280	$37,761	$0	$38,041

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(66)	$(827)	$0	$(893)
Over the counter	0	(40,653)	0	(40,653)

	$(66)	$(41,480)	$0	$(41,546)

Total Financial Derivative Instruments	$214	$(3,719)	$0	$(3,505)

Totals	$86,191	$355,350	$137	$441,678

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

50	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental PLUS Fund

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 74.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%
Charter Communications Operating LLC
3.232% due 01/15/2024		$1,881	$1,893

Total Loan Participations and Assignments (Cost $1,877)			1,893

CORPORATE BONDS & NOTES 9.7%

BANKING & FINANCE 7.3%
Ally Financial, Inc.
3.500% due 01/27/2019		3,000	3,030
4.750% due 09/10/2018		3,115	3,209
6.250% due 12/01/2017		2,300	2,363
Banco del Estado de Chile
4.125% due 10/07/2020		4,000	4,226
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)	EUR	5,400	5,905
Bank of America Corp.
1.662% due 08/25/2017		$14,000	14,025
2.650% due 04/01/2019		16,900	17,103
5.650% due 05/01/2018		1,800	1,873
7.625% due 06/01/2019		2,300	2,565
Barclays Bank PLC
14.000% due 06/15/2019 (e)	GBP	1,075	1,652
Blackstone CQP Holdco LP
6.500% due 03/20/2021		$3,000	3,013
Deutsche Bank AG
4.250% due 10/14/2021		7,600	7,796
Eksportfinans ASA
5.500% due 06/26/2017		200	201
Ford Motor Credit Co. LLC
2.262% due 03/28/2019		1,100	1,103
General Motors Financial Co., Inc.
3.450% due 04/10/2022		5,300	5,332
4.750% due 08/15/2017		5,295	5,353
Goldman Sachs Group, Inc.
2.209% due 11/15/2021		2,600	2,631
HSBC Holdings PLC
3.400% due 03/08/2021		700	716
4.300% due 03/08/2026		500	521
HSBC USA, Inc.
1.804% due 08/07/2018		1,800	1,807
KBC Bank NV
8.000% due 01/25/2023		2,400	2,519
KEB Hana Bank
3.125% due 06/26/2017		3,200	3,210
LeasePlan Corp. NV
3.000% due 10/23/2017		2,000	2,012
Lloyds Bank PLC
12.000% due 12/16/2024 (e)		7,800	10,503
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	780	1,068
Morgan Stanley
2.318% due 04/25/2018		$13,900	14,046
MUFG Union Bank N.A.
1.434% due 05/05/2017		10,300	10,304
Powszechna Kasa Oszczednosci Bank Polski S.A. Via PKO Finance AB
4.630% due 09/26/2022		700	739
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (e)	EUR	690	831
UBS AG
7.625% due 08/17/2022		$3,350	3,882
Wells Fargo & Co.
1.501% due 04/22/2019		1,800	1,807

			135,345

INDUSTRIALS 1.9%
AbbVie, Inc.
1.800% due 05/14/2018		1,500	1,502

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 05/14/2020	$400	$403
3.200% due 11/06/2022	100	101
Actavis Funding SCS
2.350% due 03/12/2018	3,000	3,014
3.000% due 03/12/2020	1,300	1,322
3.450% due 03/15/2022	1,800	1,836
Charter Communications Operating LLC
4.464% due 07/23/2022	700	738
4.908% due 07/23/2025	1,500	1,586
6.384% due 10/23/2035	300	342
6.484% due 10/23/2045	700	810
6.834% due 10/23/2055	100	117
CVS Health Corp.
3.500% due 07/20/2022	200	206
HCA, Inc.
3.750% due 03/15/2019	13,800	14,145
Kraft Heinz Foods Co.
2.000% due 07/02/2018	300	301
3.500% due 07/15/2022	200	205
3.950% due 07/15/2025	200	203
QUALCOMM, Inc.
4.800% due 05/20/2045	700	732
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	960	953
2.400% due 09/23/2021	1,690	1,657
Zimmer Biomet Holdings, Inc.
2.000% due 04/01/2018	4,500	4,508

		34,681

UTILITIES 0.5%
Majapahit Holding BV
7.750% due 01/20/2020	500	565
Petrobras Global Finance BV
8.375% due 05/23/2021	1,800	2,041
Sprint Communications, Inc.
8.375% due 08/15/2017	6,750	6,907

		9,513

Total Corporate Bonds & Notes (Cost $178,920)		179,539

MUNICIPAL BONDS & NOTES 1.2%

CALIFORNIA 0.2%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	1,100	1,583
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	2,000	2,570

		4,153

COLORADO 0.4%
Denver, Colorado City & County School District No. 1 Certificates of Participation Bonds, Series 2011
7.017% due 12/15/2037	5,500	7,382

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	900	910
7.750% due 01/01/2042	1,500	1,544

		2,454

OHIO 0.2%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
8.084% due 02/15/2050	2,000	3,085

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.3%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	$4,000	$5,195

Total Municipal Bonds & Notes (Cost $22,645)		22,269

U.S. GOVERNMENT AGENCIES 4.0%
Fannie Mae
1.042% due 12/25/2036	110	109
1.332% due 03/25/2037 - 09/25/2042	407	406
1.362% due 07/25/2037	82	82
1.382% due 09/25/2035	147	147
1.612% due 05/25/2040	111	112
1.702% due 06/25/2037	63	64
1.712% due 06/25/2040	772	781
1.732% due 11/25/2039 - 01/25/2040	184	187
1.802% due 12/25/2039	53	54
1.814% due 06/01/2043 - 07/01/2044	194	198
1.882% due 07/25/2039	43	44
2.310% due 08/01/2022	200	199
2.479% due 11/01/2035	42	44
2.536% due 10/01/2034	15	15
2.663% due 05/01/2035	9	9
2.689% due 12/01/2033	91	95
2.734% due 11/01/2034	5	6
2.773% due 09/01/2035	145	154
2.787% due 10/01/2035	39	42
2.795% due 07/01/2035	134	141
2.800% due 03/01/2035	13	14
2.820% due 05/01/2036	88	92
2.830% due 08/01/2035	108	114
2.870% due 09/01/2027	100	99
2.915% due 07/01/2034	156	165
2.917% due 07/01/2036	79	83
2.920% due 06/01/2022	2,421	2,488
2.923% due 07/01/2035 - 09/01/2036	154	163
2.965% due 06/01/2035	204	216
2.986% due 08/01/2035	240	255
2.987% due 09/01/2035	50	52
2.998% due 05/25/2035	28	29
3.064% due 08/01/2036	83	88
3.155% due 05/01/2022	1,978	2,033
3.168% due 01/01/2035	119	125
3.177% due 06/01/2035	322	343
3.367% due 12/01/2033	18	19
4.000% due 05/01/2018 - 11/01/2028	7,613	7,956
4.500% due 02/01/2018 - 06/01/2042	10,664	11,218
5.000% due 06/01/2023 - 05/01/2041	5,338	5,838
5.500% due 10/01/2021 - 12/01/2039	2,788	3,106
6.000% due 05/01/2035 - 05/01/2041	767	870
6.500% due 09/01/2034	6	7
Freddie Mac
1.242% due 08/25/2031 - 02/15/2037	79	77
1.462% due 07/15/2041	737	738
1.482% due 06/15/2041	758	762
1.582% due 08/15/2037	177	178
1.612% due 08/15/2037	224	227
1.767% due 01/15/2038	116	118
1.796% due 02/25/2045	31	32
4.500% due 01/15/2041 - 04/01/2041	325	349
5.000% due 03/01/2038	3,616	3,952
5.500% due 06/01/2027 - 05/01/2040	1,780	1,975
6.000% due 02/01/2034 - 10/01/2039	2,075	2,355

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	51

Schedule of Investments PIMCO RAE Fundamental PLUS Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
3.500% due 01/15/2042 - 07/15/2045	$18,480	$19,175
5.000% due 06/15/2034 - 06/15/2041	4,146	4,561
6.000% due 05/15/2037 - 07/15/2037	94	107
NCUA Guaranteed Notes
1.432% due 10/07/2020	174	174
Small Business Administration
5.290% due 12/01/2027	167	180
5.600% due 09/01/2028	1,355	1,480

Total U.S. Government Agencies (Cost $73,601)		74,702

U.S. TREASURY OBLIGATIONS 31.6%
U.S. Treasury Bonds
2.500% due 02/15/2045	320	287
3.000% due 11/15/2044	3,250	3,235
3.000% due 05/15/2045	50	50
U.S. Treasury Inflation Protected Securities (d)
0.125% due 07/15/2022	22,495	22,684
0.125% due 01/15/2023 (j)	20,623	20,627
0.125% due 07/15/2024 (j)	21,070	20,892
0.250% due 01/15/2025	410	407
0.375% due 07/15/2023 (j)	47,693	48,491
0.375% due 01/15/2027	402	401
0.625% due 01/15/2026	4,293	4,374
0.750% due 02/15/2045	1,341	1,279
1.750% due 01/15/2028	9,854	11,156
2.375% due 01/15/2025 (j)	42,132	48,627
U.S. Treasury Notes
1.375% due 09/30/2020 (j)(l)	35,300	34,949
1.375% due 10/31/2020 (j)	42,700	42,235
1.500% due 08/15/2026	47,850	44,269
1.750% due 12/31/2020	58,300	58,347
2.000% due 11/30/2020 (j)(l)	10,200	10,306
2.000% due 07/31/2022 (l)	26,000	25,992
2.000% due 11/30/2022	45,800	45,628
2.000% due 08/15/2025 (i)(l)	6,400	6,232
2.000% due 11/15/2026	6,600	6,375
2.125% due 08/31/2020 (j)(l)	5,500	5,587
2.125% due 05/15/2025 (g)	96,850	95,384
2.375% due 08/15/2024	26,900	27,113

Total U.S. Treasury Obligations (Cost $589,197)		584,927

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.3%
American Home Mortgage Investment Trust
3.361% due 02/25/2045	67	67
ApS Resecuritization Trust
0.920% due 08/28/2054	12,849	10,693
Banc of America Funding Trust
1.168% due 10/20/2046 ^	323	251
1.258% due 06/20/2047	600	485
5.912% due 10/25/2036	7,333	6,116
Bear Stearns Adjustable Rate Mortgage Trust
3.362% due 01/25/2034	587	588
Bear Stearns ALT-A Trust
1.142% due 02/25/2034	281	259
1.422% due 07/25/2035	1,118	1,116
3.272% due 09/25/2035	75	65
Bear Stearns Structured Products, Inc. Trust
3.504% due 01/26/2036	302	277
Bella Vista Mortgage Trust
1.577% due 01/22/2045	2,439	2,255
Chase Mortgage Finance Trust
3.126% due 02/25/2037	1,356	1,361
ChaseFlex Trust
1.282% due 07/25/2037	993	786
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.028% due 01/25/2036	864	789
1.028% due 06/25/2036	877	798
1.282% due 08/25/2035	3,139	2,944

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
2.930% due 10/25/2035		$53	$53
3.040% due 05/25/2035		101	99
Countrywide Alternative Loan Resecuritization Trust
6.000% due 11/25/2034		2,141	2,220
Countrywide Alternative Loan Trust
1.142% due 12/25/2046 ^		2,975	2,871
1.162% due 05/25/2047		273	233
1.172% due 09/25/2046 ^		1,352	1,054
1.262% due 02/25/2037		1,436	1,187
1.482% due 05/25/2035 ^		8,927	7,105
2.198% due 08/25/2035		3,620	3,268
2.762% due 05/25/2036		1,452	1,064
6.000% due 06/25/2047		6,236	5,383
Countrywide Home Loan Mortgage Pass-Through Trust
1.782% due 09/25/2034		194	167
3.309% due 02/20/2036 ^		51	46
Deutsche ALT-A Securities, Inc.
1.312% due 02/25/2036		3,693	3,245
Eddystone Finance PLC
0.880% due 04/19/2021	GBP	2,941	3,684
First Horizon Alternative Mortgage Securities Trust
2.886% due 08/25/2035 ^		$424	365
First Horizon Mortgage Pass-Through Trust
2.971% due 08/25/2035		178	155
Greenpoint Mortgage Pass-Through Certificates
3.674% due 10/25/2033		135	133
GSR Mortgage Loan Trust
3.087% due 09/25/2035		318	329
3.144% due 11/25/2035		150	148
6.000% due 05/25/2037 ^		830	768
HarborView Mortgage Loan Trust
1.228% due 01/19/2036		840	557
1.518% due 03/19/2035		3,407	3,126
IndyMac Mortgage Loan Trust
1.182% due 11/25/2046		22,421	19,037
3.090% due 01/25/2036 ^		285	239
JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		21	18
LB Commercial Mortgage Trust
6.007% due 07/15/2044		2,918	2,929
Leek Finance Number Eighteen PLC
1.372% due 12/21/2038		1,997	2,156
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.352% due 12/15/2030		450	432
Merrill Lynch Mortgage Investors Trust
1.192% due 02/25/2036		213	205
2.543% due 10/25/2035		2,471	2,468
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		37	37
Residential Accredit Loans, Inc. Trust
1.167% due 08/25/2036		2,192	1,866
4.178% due 12/25/2035		805	706
Residential Asset Securitization Trust
6.000% due 09/25/2036		1,218	790
6.000% due 05/25/2037 ^		647	568
6.250% due 07/25/2036 ^		761	738
Sequoia Mortgage Trust
1.178% due 07/20/2036		707	672
1.188% due 06/20/2036		758	680
Structured Adjustable Rate Mortgage Loan Trust
1.302% due 10/25/2035		4,549	3,851
2.038% due 01/25/2035		241	206
3.113% due 01/25/2035		321	303
3.255% due 08/25/2035		164	159
3.300% due 09/25/2035		247	220
3.308% due 08/25/2034		313	310
Structured Asset Mortgage Investments Trust
1.228% due 07/19/2035		124	112
1.262% due 02/25/2036 ^		145	124
2.773% due 05/25/2047		5,214	3,746
Wachovia Mortgage Loan Trust LLC
3.385% due 05/20/2036 ^		370	331

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WaMu Mortgage Pass-Through Certificates Trust
1.252% due 12/25/2045	$9,006	$8,615
1.272% due 10/25/2045	51	50
1.622% due 01/25/2045	285	269
1.628% due 06/25/2046	9,503	8,682
1.638% due 02/25/2046	754	729
1.838% due 11/25/2042	52	48
1.866% due 02/27/2034	119	117
2.099% due 12/25/2046	592	575
2.116% due 08/25/2046	9,110	8,585
2.116% due 10/25/2046	156	146
2.497% due 01/25/2037 ^	1,342	1,206
2.665% due 06/25/2037 ^	4,268	3,923
2.716% due 12/25/2036 ^	413	381
Washington Mutual Mortgage Loan Trust
1.810% due 05/25/2041	2	2
Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 07/25/2036	3,174	2,706
Wells Fargo Alternative Loan Trust
3.193% due 07/25/2037 ^	7,452	6,372
Wells Fargo Mortgage-Backed Securities Trust
3.089% due 03/25/2036	240	241
3.106% due 07/25/2036 ^	2,783	2,687

Total Non-Agency Mortgage-Backed Securities (Cost $146,439)		154,347

ASSET-BACKED SECURITIES 8.2%
ACE Securities Corp. Home Equity Loan Trust
1.392% due 12/25/2035	4,500	3,712
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.802% due 02/25/2034	1,740	1,608

Asset-Backed Funding Certificates Trust
1.202% due 01/25/2037	4,262	2,875
2.032% due 03/25/2034	4,917	4,571
Asset-Backed Securities Corp. Home Equity Loan Trust
1.272% due 03/25/2036	11,443	8,862
1.942% due 07/25/2035	500	482
Bear Stearns Asset-Backed Securities Trust
1.142% due 08/25/2036	2,422	2,488
1.252% due 06/25/2036	4,800	4,461
1.662% due 10/25/2035	4,503	4,367
Cavalry CLO Ltd.
2.393% due 01/16/2024	168	168
CIT Mortgage Loan Trust
2.332% due 10/25/2037	6,296	6,267
Citigroup Mortgage Loan Trust, Inc.
1.142% due 09/25/2036	5,116	3,872
1.882% due 09/25/2035 ^	3,987	2,558
Countrywide Asset-Backed Certificates
1.132% due 01/25/2037	4,932	4,808
1.182% due 06/25/2037 ^	4,154	3,080
1.232% due 01/25/2046	8,216	6,506
1.232% due 06/25/2047	2,200	1,801
1.242% due 12/25/2036	7,261	6,312
4.880% due 10/25/2046 ^	2,649	2,496
Countrywide Asset-Backed Certificates Trust
1.332% due 04/25/2036	115	116
Countrywide Home Equity Loan Trust
1.132% due 12/15/2029	490	462
Credit Suisse Mortgage Capital Certificates
1.582% due 09/25/2037	6,157	5,723
Credit-Based Asset Servicing and Securitization LLC
1.042% due 11/25/2036	31	18
Fremont Home Loan Trust
1.042% due 01/25/2037	15	8
GSAMP Trust
1.222% due 12/25/2035	3,222	3,164
Hillmark Funding Ltd.
1.302% due 05/21/2021	165	165
Home Equity Asset Trust
2.582% due 12/25/2034	985	866

52	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lehman XS Trust
1.122% due 02/25/2037 ^		$3,174	$3,126
Lockwood Grove CLO Ltd.
2.508% due 04/25/2025		1,900	1,899
Long Beach Mortgage Loan Trust
1.542% due 10/25/2034		17	16
Long Fellow Place CLO Ltd.
2.139% due 01/15/2024		2,100	2,100
Morgan Stanley ABS Capital, Inc. Trust
1.112% due 01/25/2037		4,554	2,475
1.232% due 03/25/2037		3,904	2,100
1.912% due 11/25/2034		1,012	946
Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^		1,123	613
National Collegiate Student Loan Trust
1.222% due 11/27/2028		619	617
NovaStar Mortgage Funding Trust
1.112% due 03/25/2037		6,951	4,664
Panhandle-Plains Higher Education Authority, Inc.
2.128% due 10/01/2035		36	36
Residential Asset Mortgage Products Trust
1.142% due 02/25/2037		2,551	2,510
Residential Asset Securities Corp. Trust
1.132% due 08/25/2036		532	527
1.402% due 10/25/2035		1,000	948
Securitized Asset-Backed Receivables LLC Trust
1.232% due 05/25/2036		12,107	7,341
SG Mortgage Securities Trust
1.162% due 02/25/2036		12,813	7,318
SLM Private Education Loan Trust
4.162% due 05/16/2044		166	173
SLM Student Loan Trust
0.035% due 12/15/2023	EUR	853	901
Soundview Home Loan Trust
1.152% due 03/25/2037		$834	805
Specialty Underwriting & Residential Finance Trust
1.282% due 12/25/2036		3,495	3,013
Structured Asset Investment Loan Trust
1.702% due 06/25/2035		20,000	17,564
Structured Asset Securities Corp. Mortgage Loan Trust
1.142% due 03/25/2036		3,880	3,251
1.192% due 02/25/2037		5,771	5,113
1.302% due 05/25/2037		1,371	1,334
Venture CDO Ltd.
1.261% due 07/22/2021		183	182

Total Asset-Backed Securities (Cost $142,260)			151,388

SOVEREIGN ISSUES 1.2%
Brazil Government International Bond
5.625% due 02/21/2047		3,300	3,209

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Export-Import Bank of Korea
4.000% due 01/29/2021		$4,700	$4,923
Korea Development Bank
3.500% due 08/22/2017		300	302
Qatar Government International Bond
5.250% due 01/20/2020		3,600	3,880
Republic of Greece Government International Bond
4.500% due 07/03/2017	JPY	1,220,000	10,683

Total Sovereign Issues (Cost $21,995)			22,997

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		80,000	0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 10.3%

CERTIFICATES OF DEPOSIT 2.7%
Abbey National Treasury Services PLC
1.400% due 07/07/2017		$300	300
Barclays Bank PLC
1.804% due 11/06/2017		7,700	7,716
Credit Suisse AG
1.920% due 09/12/2017		6,300	6,315
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017		2,200	2,206
Natixis S.A.
1.846% due 09/25/2017		10,300	10,324
Norinchukin Bank
1.733% due 10/11/2017		10,700	10,731
Sumitomo Mitsui Banking Corp.
1.831% due 09/15/2017		3,100	3,108
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017		2,100	2,106
1.882% due 09/18/2017		7,200	7,220

			50,026

COMMERCIAL PAPER 0.6%
Bell Canada
1.230% due 04/17/2017		5,000	4,998
Credit Suisse AG
1.507% due 07/03/2017		400	399

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ENI Finance USA, Inc.
1.806% due 10/02/2017		$400	$397
Natixis NY
1.434% due 07/03/2017		300	299
NiSource Finance Corp.
1.404% due 04/13/2017		4,400	4,398
Standard Chartered Bank
1.465% due 07/03/2017		300	299

			10,790

REPURCHASE AGREEMENTS (f) 0.1%
			1,315

JAPAN TREASURY BILLS 6.9%
(0.315)% due 04/10/2017 - 04/24/2017 (b)(c)	JPY	14,170,000	127,289

Total Short-Term Instruments (Cost $185,150)			189,420

Total Investments in Securities (Cost $1,362,084)			1,381,482

		SHARES
INVESTMENTS IN AFFILIATES 26.5%

SHORT-TERM INSTRUMENTS 26.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 26.5%
PIMCO Short-Term Floating NAV Portfolio III		49,658,854	490,927

Total Short-Term Instruments (Cost $490,929)			490,927

Total Investments in Affiliates (Cost $490,929)			490,927

Total Investments 101.1% (Cost $1,853,013)			$1,872,409

Financial Derivative Instruments (h)(k) 9.4% (Cost or Premiums, net $9,268)			173,970

Other Assets and Liabilities, net (10.5)%			(193,636)

Net Assets 100.0%			$1,852,743

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	53

Schedule of Investments PIMCO RAE Fundamental PLUS Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$1,315	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(1,344)	$1,315	$1,315

Total Repurchase Agreements						$(1,344)	$1,315	$1,315

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
NXN	0.760%	01/17/2017	04/17/2017	$(9,863)	$(9,878)

Total Reverse Repurchase Agreements					$(9,878)

SHORT SALES:

SHORT SALES ON U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
U.S. Treasury Notes	1.125%	09/30/2021	$5,100	$(4,932)	$(4,935)

Total Short Sales				$(4,932)	$(4,935)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(g)	Securities with an aggregate market value of $9,849 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
NXN	$0	$(9,878)	$0	$0	$(9,878)	$9,849	$(29)
SSB	1,315	0	0	0	1,315	(1,344)	(29)

Master Securities Forward Transaction Agreement
NOM	0	0	0	(4,935)	(4,935)	0	(4,935)

Total Borrowings and Other Financing Transactions	$1,315	$(9,878)	$0	$(4,935)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(9,878)	$0	$0	$(9,878)

Total Borrowings	$0	$(9,878)	$0	$0	$(9,878)

Gross amount of recognized liabilities for reverse repurchase agreements					$(9,878)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(93,801) at a weighted average interest rate of 0.688%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

54	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

(4)	Payable for short sales includes $1 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE Volatility S&P 500	16.000	05/17/2017	2,689	$533	$248

Total Purchased Options				$533	$248

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$125.000	04/21/2017	727	$(317)	$(234)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOE Volatility S&P 500	14.000	05/17/2017	2,689	$(696)	$(369)
Put - CBOE Volatility S&P 500	14.000	05/17/2017	2,689	(374)	(481)

				$(1,070)	$(850)

Total Written Options				$(1,387)	$(1,084)

FUTURES CONTRACTS:

	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Australia Government 10-Year Bond June Futures	Long	06/2017	33	$58	$9	$(1)
Call Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	249	(140)	13	(40)
Euro-Bobl June Futures	Long	06/2017	14	(13)	2	0
Euro-Bund 10-Year Bond June Futures	Long	06/2017	64	12	20	(1)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	287	(12)	123	0
Put Options Strike @ EUR 131.000 on Euro-Bobl June Futures	Short	05/2017	711	(42)	38	0
Put Options Strike @ EUR 131.500 on Euro-Bobl June Futures	Short	05/2017	711	(69)	57	0
Put Options Strike @ EUR 132.000 on Euro-Bobl June Futures	Long	05/2017	711	96	0	(61)
Put Options Strike @ EUR 159.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	249	119	29	0
U.S. Treasury 2-Year Note June Futures	Short	06/2017	504	(44)	0	(39)
U.S. Treasury 5-Year Note June Futures	Short	06/2017	1,535	71	0	(252)
U.S. Treasury 10-Year Note June Futures	Long	06/2017	1,120	245	245	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2017	561	399	175	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	375	290	117	0
United Kingdom Long Gilt June Futures	Long	06/2017	291	787	142	(22)

Total Futures Contracts				$1,757	$970	$(416)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
General Motors Co.	5.000%	12/20/2021	1.255%	$2,700	$456	$25	$0	$(4)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	55

Schedule of Investments PIMCO RAE Fundamental PLUS Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$2,475	$218	$89	$2	$0
CDX.HY-27 5-Year Index	5.000	12/20/2021	1,584	128	39	1	0

				$346	$128	$3	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.750%	12/16/2046	CAD	11,700	$1,227	$(176)	$41	$0
Pay(5)	3-Month USD-LIBOR	2.200	11/24/2018	$	224,200	1,094	86	50	0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		462,300	(3,643)	(1,405)	0	(99)
Receive(5)	3-Month USD-LIBOR	3.000	11/25/2020		114,000	(704)	(46)	0	(22)
Receive	3-Month USD-LIBOR	2.000	12/16/2020		138,900	1,155	(3,640)	97	0
Receive	3-Month USD-LIBOR	1.500	12/21/2021		27,300	(564)	(1,045)	23	0
Pay	3-Month USD-LIBOR	2.250	12/16/2022		49,700	(612)	2,263	0	(55)
Pay	3-Month USD-LIBOR	2.000	06/15/2023		54,500	(273)	(1,933)	65	0
Pay(5)	3-Month USD-LIBOR	2.500	12/15/2023		140,000	(425)	(244)	56	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		2,000	9	151	0	(4)
Receive(5)	3-Month USD-LIBOR	2.750	12/15/2026		98,900	279	363	0	(49)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		177,620	9,168	9,499	0	(275)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		68,050	(1,295)	1,312	0	(114)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		14,600	510	1,710	0	(24)
Receive	3-Month USD-LIBOR	2.250	09/14/2046		19,400	1,848	2,384	0	(32)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		30,300	2,744	5,479	0	(50)
Receive(5)	3-Month USD-LIBOR	2.285	05/25/2048		19,600	1,993	2,101	0	(32)
Receive(5)	6-Month EUR-EURIBOR	1.000	09/20/2027	EUR	36,500	507	173	16	0
Pay(5)	6-Month EUR-EURIBOR	2.036	02/03/2037		40,700	400	400	0	(90)
Receive	6-Month GBP-LIBOR	1.650	01/22/2020	GBP	17,000	(621)	(318)	0	(21)
Receive	6-Month GBP-LIBOR	2.000	03/18/2022		52,600	(3,786)	(1,737)	0	(160)
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027		23,300	(737)	(530)	0	(116)
Receive(5)	6-Month GBP-LIBOR	2.040	02/01/2037		6,900	(239)	(241)	0	(31)
Receive(5)	6-Month GBP-LIBOR	2.043	02/01/2037		29,300	(1,024)	(1,024)	0	(133)
Receive(5)	6-Month GBP-LIBOR	1.750	03/21/2048		6,300	(647)	(262)	0	(89)
Receive	6-Month JPY-LIBOR	0.500	09/20/2046	JPY	1,540,000	1,355	761	43	0
Pay	28-Day MXN-TIIE	5.000	09/13/2017	MXN	171,200	(84)	(131)	1	0
Pay	28-Day MXN-TIIE	5.500	09/13/2017		24,000	(9)	(43)	0	0
Pay	28-Day MXN-TIIE	5.000	06/11/2018		38,500	(52)	(44)	0	0
Pay	28-Day MXN-TIIE	5.615	05/21/2021		60,400	(186)	(187)	5	0
Pay	28-Day MXN-TIIE	5.660	11/09/2021		96,200	(321)	(292)	9	0
Pay	28-Day MXN-TIIE	5.750	09/02/2022		14,000	(51)	(54)	2	0
Pay	28-Day MXN-TIIE	5.750	06/05/2023		100	0	0	0	0
Pay	28-Day MXN-TIIE	6.000	06/05/2023		18,000	(63)	(56)	2	0
Pay	28-Day MXN-TIIE	5.861	03/25/2025		3,300	(17)	(17)	1	0
Pay	28-Day MXN-TIIE	5.890	03/26/2025		48,400	(240)	(245)	8	0
Pay	28-Day MXN-TIIE	6.360	06/09/2025		1,800	(6)	(8)	0	0
Pay(5)	28-Day MXN-TIIE	7.635	06/09/2025		60,500	15	(132)	8	0
Pay	28-Day MXN-TIIE	6.710	09/20/2029		40,500	(159)	(136)	11	0
Pay	28-Day MXN-TIIE	6.810	06/19/2034		48,900	(248)	(335)	18	0

						$6,298	$12,401	$456	$(1,396)

Total Swap Agreements						$7,100	$12,554	$459	$(1,400)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(i)	Securities with an aggregate market value of $1,419 have been pledged as collateral as of March 31, 2017 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

56	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

(j)	Securities with an aggregate market value of $24,228 and cash of $2,576 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(6)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$248	$970	$459	$1,677	$(1,084)	$(514)	$(1,400)	$(2,998)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin liability of $(98) for closed futures is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017		$26,441	JPY	2,940,285	$0	$(31)
	04/2017		104	MXN	1,969	1	0
	05/2017	JPY	2,940,285		$26,469	32	0
	05/2017	NOK	76,710		8,916	0	(22)
BPS	04/2017	BRL	83,397		24,215	0	(2,424)
	04/2017	EUR	31,996		34,002	0	(131)
	04/2017	MXN	469,162		23,418	0	(1,590)
	04/2017		$26,321	BRL	83,397	318	0
	04/2017		35,411	EUR	33,192	124	(126)
	05/2017	EUR	10,810		$11,674	127	0
	05/2017		$8,982	SEK	80,715	43	0
	12/2018	JPY	1,780,000		$16,222	0	(348)
CBK	04/2017		12,160,000		106,089	0	(3,199)
	04/2017		$923	EUR	855	0	(11)
	12/2018	JPY	3,020,000		$27,549	0	(563)
	12/2018		$43,494	JPY	4,800,000	1,187	0
DUB	04/2017	BRL	110,000		$33,815	0	(1,322)
	04/2017	RUB	705,575		11,804	0	(683)
	04/2017		$35,303	BRL	110,000	0	(166)
FBF	05/2017		9,395	RUB	565,995	545	0
GLM	04/2017	EUR	1,196		$1,270	0	(5)
	04/2017		$7,011	GBP	5,642	58	0
	04/2017		37,743	JPY	4,287,400	767	0
	04/2017		9,283	MXN	193,214	1,016	0
	05/2017	GBP	5,642		$7,015	0	(58)
	05/2017	SEK	81,700		9,269	134	0
HUS	04/2017	BRL	60,417		19,511	212	0
	04/2017	JPY	7,227,685		64,363	0	(558)
	04/2017		$19,069	BRL	60,417	230	0
	04/2017		971	INR	66,692	57	0
	04/2017		110	MXN	2,174	6	0
	06/2017	HKD	4,016		$518	0	0
	06/2017	SGD	316		224	0	(2)
	01/2021	BRL	3,320		512	0	(335)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	57

Schedule of Investments PIMCO RAE Fundamental PLUS Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
IND	05/2017		$9,171	NOK	76,080	$0	$(306)
JPM	04/2017	BRL	123,636		$37,784	0	(1,709)
	04/2017		$39,515	BRL	123,636	143	(166)
	04/2017		245	MXN	4,757	9	0
	05/2017		3,949	CHF	3,910	0	(36)
MSB	04/2017	BRL	32,563		$9,428	0	(974)
	04/2017	GBP	5,642		7,076	7	0
	04/2017		$10,277	BRL	32,563	124	0
SCX	04/2017	BRL	2,917		$934	3	0
	04/2017		$921	BRL	2,917	11	0
	05/2017		929		2,917	0	(3)
TOR	04/2017	BRL	63,334		$19,034	0	(1,197)
	04/2017		$20,087	BRL	63,334	144	0
UAG	04/2017	JPY	2,010,000		$17,304	0	(754)
	05/2017	ZAR	4,794		351	0	(4)

Total Forward Foreign Currency Contracts						$5,298	$(16,723)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC EUR versus MXN	MXN	22.480	01/08/2018	EUR	13,612	$431	$1,349
	Put - OTC USD versus MXN		19.000	01/05/2018		$17,927	168	580
FBF	Put - OTC EUR versus MXN		22.480	01/08/2018	EUR	4,251	146	421
GLM	Call - OTC USD versus JPY	JPY	118.280	08/21/2017		$21,417	268	86
JPM	Put - OTC EUR versus USD	$	1.045	04/19/2017	EUR	8,400	10	11
	Call - OTC USD versus JPY	JPY	118.280	08/21/2017		$11,000	102	44

							$1,125	$2,491

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	04/13/2018	$	3,900	$381	$87
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		3,900	381	509
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/13/2018		7,600	702	169
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		7,600	775	991
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	04/17/2019		15,200	1,742	675
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/17/2019		15,200	1,742	2,249
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750	10/12/2018	GBP	12,900	339	337
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	20,200	1,028	1,134
DUB	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.670	10/08/2018	GBP	9,300	246	270
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	40,200	2,080	2,256
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	10/11/2018	GBP	14,100	377	395
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017	$	753,300	354	133
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		114,400	649	312
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.240	05/16/2018		7,800	782	185
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240	05/16/2018		7,800	782	1,051
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.285	05/23/2018		13,800	1,369	366
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	05/23/2018		13,800	1,369	1,769
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		12,900	620	715
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	05/28/2019		27,200	3,133	1,341
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/28/2019		27,200	3,133	3,888
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017		231,000	133	41

								$22,117	$18,873

58	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
BRC	Call - OTC 1-Year Interest Rate Floor(1)	0.150%	3-Month USD-LIBOR	11/28/2017	$488,200	$439	$223
SOG	Call - OTC 1-Year Interest Rate Floor	0.400	3-Month USD-LIBOR	10/26/2017	386,300	39	0

						$ 478	$ 223

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount	Cost(2)	Market Value
MYC	Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	0.000%	09/21/2017	$2,500	$218	$221

Total Purchased Options					$23,938	$21,808

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC EUR versus MXN	MXN	27.600	01/08/2018	EUR	13,612	$(437)	$(62)
	Put - OTC USD versus MXN		18.000	01/05/2018	$	35,854	(144)	(510)
FBF	Call - OTC EUR versus MXN		27.600	01/08/2018	EUR	4,251	(146)	(20)
	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$	4,381	(233)	(2)
GLM	Call - OTC CAD versus JPY	JPY	90.000	08/21/2017	CAD	28,056	(268)	(59)
JPM	Call - OTC CAD versus JPY		90.000	08/21/2017		14,400	(102)	(30)
	Call - OTC EUR versus USD	$	1.076	04/19/2017	EUR	8,400	(72)	(33)
	Put - OTC EUR versus USD		1.076	04/19/2017		8,400	(72)	(99)

							$(1,474)	$(815)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,300	$(11)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	500	(6)	0

						$(17)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$ 100,500	$(1,045)	$(1,376)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	200,600	(2,136)	(2,748)
MYC	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017	334,800	(355)	(206)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018	64,400	(682)	(901)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018	24,600	(649)	(319)
RYL	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017	88,800	(135)	(55)

							$ (5,002)	$(5,605)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Call - OTC 1-Year Interest Rate Floor(1)	0.040%	3-Month USD-LIBOR	11/28/2017	$976,400	$(508)	$(186)
SOG	Call - OTC 1-Year Interest Rate Floor	0.000	3-Month USD-LIBOR	10/26/2017	386,300	0	0

						$(508)	$(186)

Total Written Options						$(7,001)	$(6,606)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	59

Schedule of Investments PIMCO RAE Fundamental PLUS Fund (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		44,420		(13,981)		(21,182)		(3,152)		6,105
Notional Amount in $	$	643,366		$2,385,970		$(98,358)	$	(607,467)	$	(105,076)	$	2,218,435
Notional Amount in CAD	CAD	0	CAD	42,456	CAD	0	CAD	0	CAD	0	CAD	42,456
Notional Amount in EUR	EUR	153,480	EUR	183,154	EUR	0	EUR	(232,714)	EUR	(69,257)	EUR	34,663
Notional Amount in GBP	GBP	0	GBP	65,065	GBP	0	GBP	(52,000)	GBP	(13,065)	GBP	0
Premiums	$	(16,290)		$(20,138)		$6,949	$	16,692	$	4,399	$	(8,388)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Korea Government International Bond	1.000%	09/20/2022	0.535%	$ 1,000	$14	$11	$25	$0
BPS	Korea Government International Bond	1.000	09/20/2022	0.535	500	8	4	12	0
DUB	Export-Import Bank of China	1.000	06/20/2017	0.132	100	(4)	4	0	0
MYC	Korea Government International Bond	1.000	09/20/2022	0.535	200	3	2	5	0

						$21	$21	$42	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

		Fixed Receive Rate	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
Counterparty	Index/Tranches						Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$36,015	$ (7,347)	$2,940	$0	$(4,407)
	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	2,200	295	(15)	280	0
CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	2,200	294	(15)	279	0
GST	CDX.IG-9 10-Year Index 30-100%	0.548	12/20/2017	675	0	3	3	0
JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017	1,543	0	6	6	0

					$ (6,758)	$2,919	$568	$(4,407)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	3-Month KRW-KORIBOR	1.260%	07/20/2026	KRW 4,630,000	$0	$234	$234	$0
CBK	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	6,950,000	0	352	352	0
DUB	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	9,270,000	0	469	469	0
GLM	Pay	CPTFEMU	0.993	03/30/2020	EUR 48,300	(8)	(356)	0	(364)
HUS	Pay	28-Day MXN-TIIE	5.000	06/11/2018	MXN 43,500	(70)	11	0	(59)
JPM	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW 9,271,000	0	469	469	0

						$(78)	$1,179	$1,524	$(423)

TOTAL RETURN SWAPS ON AND EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	ERAUSLT Index	4,180,760	1-Month USD-LIBOR plus a specified spread	07/13/2017	$ 972,623	$0	$139,784	$139,784	$0
DUB	Receive	ERAUSLT Index	1,424,681	1-Month USD-LIBOR plus a specified spread	08/10/2017	343,953	0	35,245	35,245	0
FBF	Receive	ERAUSLT Index	222,075	1-Month USD-LIBOR plus a specified spread	03/21/2018	58,324	0	797	797	0

60	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Receive	ERAUSLT Index	972,916	1-Month USD-LIBOR plus a specified spread	05/15/2017	260,566	$0	$(1,616)	$0	$(1,616)
	Receive	ERAUSLT Index	196,410	1-Month USD-LIBOR plus a specified spread	03/21/2018	52,300	0	0	0	0

							$0	$174,210	$175,826	$(1,616)

Total Swap Agreements							$(6,815)	$178,329	$177,960	$(6,446)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(l)	Securities with an aggregate market value of $7,647 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$33	$596	$140,323	$140,952	$(53)	$0	$(4,407)	$(4,460)	$136,492	$(138,910)	$(2,418)
BPS	612	4,084	12	4,708	(4,619)	0	0	(4,619)	89	0	89
BRC	0	560	0	560	0	(186)	0	(186)	374	(390)	(16)
CBK	1,187	1,134	631	2,952	(3,773)	(1,376)	0	(5,149)	(2,197)	2,325	128
DUB	0	2,199	35,714	37,913	(2,171)	(572)	0	(2,743)	35,170	(52,600)	(17,430)
FBF	545	421	797	1,763	0	(22)	0	(22)	1,741	(1,910)	(169)
GLM	1,975	2,342	0	4,317	(63)	(2,807)	(364)	(3,234)	1,083	(780)	303
GST	0	0	3	3	0	0	0	0	3	0	3
HUS	505	0	0	505	(895)	0	(59)	(954)	(449)	546	97
IND	0	0	0	0	(306)	0	0	(306)	(306)	329	23
JPM	152	450	475	1,077	(1,911)	(162)	(1,616)	(3,689)	(2,612)	1,733	(879)
MSB	131	0	0	131	(974)	0	0	(974)	(843)	909	66
MYC	0	9,981	5	9,986	0	(1,426)	0	(1,426)	8,560	(9,001)	(441)
RYL	0	41	0	41	0	(55)	0	(55)	(14)	0	(14)
SCX	14	0	0	14	(3)	0	0	(3)	11	0	11
TOR	144	0	0	144	(1,197)	0	0	(1,197)	(1,053)	940	(113)
UAG	0	0	0	0	(758)	0	0	(758)	(758)	864	106

Total Over the Counter	$5,298	$21,808	$177,960	$205,066	$(16,723)	$(6,606)	$(6,446)	$(29,775)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	61

Schedule of Investments PIMCO RAE Fundamental PLUS Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$248	$0	$0	$248
Futures	0	0	0	0	970	970
Swap Agreements	0	3	0	0	456	459

	$0	$3	$248	$0	$1,426	$1,677

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,298	$0	$5,298
Purchased Options	0	0	0	2,491	19,317	21,808
Swap Agreements	0	610	175,826	0	1,524	177,960

	$0	$610	$175,826	$7,789	$20,841	$205,066

	$0	$613	$176,074	$7,789	$22,267	$206,743

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$850	$0	$234	$1,084
Futures	0	0	0	0	514	514
Swap Agreements	0	4	0	0	1,396	1,400

	$0	$4	$850	$0	$2,144	$2,998

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,723	$0	$16,723
Written Options	0	0	0	815	5,791	6,606
Swap Agreements	0	4,407	1,616	0	423	6,446

	$0	$4,407	$1,616	$17,538	$6,214	$29,775

	$0	$4,411	$2,466	$17,538	$8,358	$32,773

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,520)	$0	$(368)	$(1,888)
Written Options	0	0	1,115	0	3,318	4,433
Futures	0	0	433	0	(10,567)	(10,134)
Swap Agreements	0	2,512	0	0	(34,654)	(32,142)

	$0	$2,512	$28	$0	$(42,271)	$(39,731)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$54,978	$0	$54,978
Purchased Options	0	(8)	0	(2,675)	(2,025)	(4,708)
Written Options	0	17	0	5,454	1,139	6,610
Swap Agreements	0	1,434	55,247	(18)	(2,574)	54,089

	$0	$1,443	$55,247	$57,739	$(3,460)	$110,969

	$0	$3,955	$55,275	$57,739	$(45,731)	$71,238

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(284)	$0	$(3)	$(287)
Written Options	0	0	220	0	83	303
Futures	0	0	0	0	6,976	6,976
Swap Agreements	0	(1,584)	0	0	67,322	65,738

	$0	$(1,584)	$(64)	$0	$74,378	$72,730

62	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(47,202)	$0	$(47,202)
Purchased Options	0	8	0	1,415	(3,070)	(1,647)
Written Options	0	(16)	0	253	272	509
Swap Agreements	0	1,824	207,157	0	8,758	217,739

	$0	$1,816	$207,157	$(45,534)	$5,960	$169,399

	$0	$232	$207,093	$(45,534)	$80,338	$242,129

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,893	$0	$1,893
Corporate Bonds & Notes
Banking & Finance	0	135,345	0	135,345
Industrials	0	34,681	0	34,681
Utilities	0	9,513	0	9,513
Municipal Bonds & Notes
California	0	4,153	0	4,153
Colorado	0	7,382	0	7,382
Illinois	0	2,454	0	2,454
Ohio	0	3,085	0	3,085
Texas	0	5,195	0	5,195
U.S. Government Agencies	0	74,702	0	74,702
U.S. Treasury Obligations	0	584,927	0	584,927
Non-Agency Mortgage-Backed Securities	0	154,347	0	154,347
Asset-Backed Securities	0	151,388	0	151,388
Sovereign Issues	0	22,997	0	22,997
Short-Term Instruments
Certificates of Deposit	0	50,026	0	50,026
Commercial Paper	0	10,790	0	10,790
Repurchase Agreements	0	1,315	0	1,315
Japan Treasury Bills	0	127,289	0	127,289

	$0	$1,381,482	$0	$1,381,482

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$490,927	$0	$0	$490,927

Total Investments	$490,927	$1,381,482	$0	$1,872,409

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(4,935)	$0	$(4,935)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	970	707	0	1,677
Over the counter	0	205,066	0	205,066

	$970	$205,773	$0	$206,743

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(416)	(2,484)	0	(2,900)
Over the counter	0	(29,775)	0	(29,775)

	$(416)	$(32,259)	$0	$(32,675)

Total Financial Derivative Instruments	$554	$173,514	$0	$174,068

Totals	$491,481	$1,550,061	$0	$2,041,542

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	63

Schedule of Investments PIMCO RAE Fundamental PLUS EMG Fund

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.9%

CORPORATE BONDS & NOTES 11.3%

BANKING & FINANCE 8.6%
Ally Financial, Inc.
3.500% due 01/27/2019		$4,100	$	4,141
6.250% due 12/01/2017		2,800		2,877
Banco del Estado de Chile
4.125% due 10/07/2020		7,600		8,030
Banco Santander S.A.
6.250% due 09/11/2021 (e)	EUR	200		211
Bank of America Corp.
1.662% due 08/25/2017		$24,000		24,044
5.650% due 05/01/2018		1,400		1,457
6.875% due 04/25/2018		15,600		16,419
Bear Stearns Cos. LLC
7.250% due 02/01/2018		5,200		5,435
Blackstone CQP Holdco LP
6.500% due 03/20/2021		1,900		1,908
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		500		493
Deutsche Bank AG
4.250% due 10/14/2021		8,000		8,207
Ford Motor Credit Co. LLC
3.157% due 08/04/2020		5,300		5,390
General Motors Financial Co., Inc.
3.450% due 04/10/2022		2,200		2,213
4.750% due 08/15/2017		4,700		4,752
Goldman Sachs Group, Inc.
2.209% due 11/15/2021		2,800		2,834
GSPA Monetization Trust
6.422% due 10/09/2029		1,486		1,647
HBOS PLC
6.750% due 05/21/2018		1,300		1,362
HSBC Holdings PLC
3.400% due 03/08/2021		1,000		1,023
HSBC USA, Inc.
1.804% due 08/07/2018		1,400		1,405
KEB Hana Bank
3.125% due 06/26/2017		6,900		6,922
Macquarie Bank Ltd.
6.625% due 04/07/2021		1,384		1,561
Navient Corp.
5.500% due 01/15/2019		2,800		2,908
Powszechna Kasa Oszczednosci Bank Polski S.A. Via PKO Finance AB
4.630% due 09/26/2022		3,700		3,905
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (e)		800		904
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (e)	EUR	470		566
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020		$600		604
4.125% due 09/24/2025		700		713

				111,931

INDUSTRIALS 2.1%
Actavis Funding SCS
2.375% due 03/12/2020		100		102
3.450% due 03/15/2022		1,500		1,530
Asciano Finance Ltd.
5.000% due 04/07/2018		2,100		2,150
Braskem Finance Ltd.
5.750% due 04/15/2021		600		637
Charter Communications Operating LLC
4.464% due 07/23/2022		1,900		2,003
4.908% due 07/23/2025		1,500		1,586
6.384% due 10/23/2035		200		228
6.484% due 10/23/2045		400		463
6.834% due 10/23/2055		100		117
CVS Health Corp.
3.500% due 07/20/2022		100		103

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Forest Laboratories LLC
4.875% due 02/15/2021	$900	$	969
HCA, Inc.
3.750% due 03/15/2019	7,800		7,995
QUALCOMM, Inc.
4.800% due 05/20/2045	700		732
Ras Laffan Liquefied Natural Gas Co. Ltd.
6.750% due 09/30/2019	1,000		1,109
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	1,010		1,003
2.400% due 09/23/2021	1,740		1,706
Zimmer Biomet Holdings, Inc.
2.000% due 04/01/2018	4,000		4,007

			26,440

UTILITIES 0.6%
AT&T, Inc.
1.617% due 01/15/2020	4,300		4,330
Majapahit Holding BV
7.750% due 01/20/2020	1,800		2,035
Petrobras Global Finance BV
8.375% due 05/23/2021	1,300		1,474
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	113		120

			7,959

Total Corporate Bonds & Notes (Cost $143,392)			146,330

MUNICIPAL BONDS & NOTES 1.5%

CALIFORNIA 0.5%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	500		719
7.043% due 04/01/2050	1,100		1,590
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	200		257
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	2,900		4,021
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	100		115
7.021% due 08/01/2040	100		115

			6,817

ILLINOIS 0.2%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	800		809
7.750% due 01/01/2042	1,200		1,235

			2,044

NEBRASKA 0.0%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	100		121

NEW JERSEY 0.2%
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.250% due 06/15/2036	1,800		1,840

NEW YORK 0.1%
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	500		561

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	$1,000	$	1,239

			1,800

OHIO 0.1%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
8.084% due 02/15/2050	1,000		1,543

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100		132

TEXAS 0.2%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	1,900		2,468

WASHINGTON 0.2%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	2,400		3,046

Total Municipal Bonds & Notes (Cost $16,021)			19,811

U.S. GOVERNMENT AGENCIES 9.6%
Fannie Mae
1.332% due 07/25/2037	100		100
1.362% due 07/25/2037	124		125
1.382% due 09/25/2035	213		212
1.482% due 09/25/2041	9,539		9,570
1.702% due 06/25/2037	602		607
1.712% due 06/25/2040	762		771
2.310% due 08/01/2022	400		397
2.870% due 09/01/2027	4,100		4,051
3.000% due 08/01/2021 - 10/01/2021	6,725		6,902
3.445% due 03/01/2022	9,489		9,916
3.500% due 03/01/2027	61		63
4.000% due 12/01/2018 - 09/01/2026	4,812		5,054
4.500% due 06/01/2018 - 06/01/2030	1,942		2,075
5.000% due 07/01/2023 - 08/01/2043	19,577		21,424
5.500% due 09/01/2025 - 09/01/2041	18,104		20,183
6.000% due 12/01/2018 - 05/01/2041	16,475		18,621
FDIC Structured Sale Guaranteed Bonds
1.311% due 11/29/2037	1,727		1,724
Freddie Mac
1.462% due 07/15/2041	476		476
1.612% due 08/15/2037	501		507
1.622% due 10/15/2037	88		88
1.632% due 05/15/2037 - 09/15/2037	574		582
3.500% due 06/15/2036	55		56
5.000% due 07/01/2023 - 09/01/2040	8,260		9,003
5.500% due 03/01/2037 - 04/01/2038	417		463
Ginnie Mae
3.500% due 02/15/2045	294		305
5.000% due 08/15/2033 - 04/15/2042	10,242		11,280
Small Business Administration
6.220% due 12/01/2028	26		30

Total U.S. Government Agencies (Cost $122,311)			124,585

64	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 40.4%
U.S. Treasury Bonds
2.500% due 02/15/2045 (g)		$570	$	512
3.000% due 11/15/2044		2,850		2,837
3.000% due 05/15/2045		50		50
U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022		31,225		31,481
0.125% due 01/15/2023 (j)		27,567		27,573
0.375% due 07/15/2023		26,507		26,951
0.375% due 01/15/2027		1,940		1,934
0.625% due 01/15/2026		3,169		3,229
1.750% due 01/15/2028		22,374		25,331
2.375% due 01/15/2027		2,047		2,422
2.500% due 01/15/2029		4,751		5,816
3.625% due 04/15/2028		751		999
U.S. Treasury Notes
0.750% due 10/31/2018 (l)		100		99
1.375% due 09/30/2020 (g)(j)		51,000		50,493
1.375% due 10/31/2020 (j)		27,900		27,596
1.750% due 12/31/2020 (g)(j)(l)		84,200		84,267
1.875% due 08/31/2022 (g)		44,800		44,457
2.000% due 11/30/2020 (j)(l)		14,900		15,054
2.000% due 07/31/2022 (l)		30,200		30,191
2.000% due 08/15/2025		13,300		12,951
2.000% due 11/15/2026		10,200		9,853
2.125% due 08/31/2020 (g)		42,300		42,967
2.125% due 08/15/2021 (l)		300		304
2.125% due 05/15/2025 (g)(i)(l)		42,600		41,955
2.250% due 11/15/2025 (i)(l)		1,200		1,190
2.375% due 08/15/2024 (g)		33,200		33,463

Total U.S. Treasury Obligations (Cost $528,202)				523,975

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.8%
Banc of America Funding Trust
3.555% due 02/20/2035		177		175
Banc of America Mortgage Trust
3.240% due 06/25/2035		144		136
Banc of America Re-REMIC Trust
5.858% due 02/24/2051		344		344
BCAP LLC Trust
3.115% due 02/26/2035		2,031		1,991
3.336% due 12/26/2037		54		50
3.883% due 12/26/2035		4,672		4,600
Bear Stearns Adjustable Rate Mortgage Trust
2.820% due 08/25/2035		634		633
Bear Stearns ALT-A Trust
1.302% due 08/25/2036		3,778		3,105
Chase Mortgage Finance Trust
3.157% due 12/25/2035 ^		1,146		1,104
Citigroup Mortgage Loan Trust, Inc.
1.052% due 01/25/2037		506		381
2.990% due 03/25/2036 ^		797		759
3.534% due 03/25/2034		590		586
Countrywide Alternative Loan Trust
1.152% due 05/25/2047		1,260		1,105
1.182% due 05/25/2036		701		586
Countrywide Home Loan Mortgage Pass-Through Trust
3.306% due 02/20/2036 ^		24		21
Credit Suisse First Boston Mortgage Securities Corp.
3.044% due 02/25/2034		461		455
Deutsche ALT-A Securities, Inc.
1.142% due 01/25/2047		2,516		2,104
Downey Savings & Loan Association Mortgage Loan Trust
1.798% due 09/19/2044		337		325
Eddystone Finance PLC
0.880% due 04/19/2021	GBP	1,977		2,476
First Horizon Mortgage Pass-Through Trust
2.891% due 10/25/2035 ^		$1,565		1,311
GSR Mortgage Loan Trust
3.150% due 09/25/2035		338		350

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
HarborView Mortgage Loan Trust
1.228% due 01/19/2036	$4,853	$	3,220
1.318% due 06/20/2035	1,079		1,043
HomeBanc Mortgage Trust
1.292% due 03/25/2035	2,617		2,125
IndyMac Mortgage Loan Trust
1.242% due 06/25/2035	371		316
JPMorgan Mortgage Trust
3.172% due 08/25/2035 ^	466		448
3.184% due 07/25/2035	770		764
5.750% due 01/25/2036 ^	21		18
LB Commercial Mortgage Trust
6.007% due 07/15/2044	1,719		1,725
Merrill Lynch Mortgage Investors Trust
1.232% due 11/25/2035	1,447		1,341
3.293% due 09/25/2035 ^	479		432
Morgan Stanley Mortgage Loan Trust
1.242% due 04/25/2035	3,698		3,464
3.310% due 07/25/2035	1,323		1,227
Prime Mortgage Trust
6.000% due 06/25/2036 ^	1,482		1,397
Provident Funding Mortgage Loan Trust
3.140% due 10/25/2035	2,841		2,832
Residential Accredit Loans, Inc. Trust
1.162% due 09/25/2036	4,288		3,648
1.482% due 03/25/2035	1,758		1,271
1.482% due 08/25/2035 ^	5,256		3,704
2.138% due 08/25/2035	133		117
4.178% due 12/25/2035	4,946		4,342
4.301% due 09/25/2035 ^	1,132		948
Structured Adjustable Rate Mortgage Loan Trust
2.132% due 12/25/2037 ^	5,710		4,409
Structured Asset Mortgage Investments Trust
1.442% due 05/25/2045	13		11
Wachovia Mortgage Loan Trust LLC
3.226% due 10/20/2035 ^	1,116		1,016
WaMu Mortgage Pass-Through Certificates Trust
1.272% due 12/25/2045	1,092		1,031
2.116% due 11/25/2046	4,522		4,104
2.665% due 06/25/2037 ^	4,116		3,783
2.705% due 12/25/2036 ^	356		330
Washington Mutual Mortgage Pass-Through Certificates Trust
4.411% due 09/25/2036	4,278		2,259
Wells Fargo Mortgage-Backed Securities Trust
3.200% due 03/25/2035	742		742

Total Non-Agency Mortgage-Backed Securities (Cost $66,714)			74,664

ASSET-BACKED SECURITIES 12.3%
ACE Securities Corp. Home Equity Loan Trust
1.392% due 12/25/2035	18,011		14,857
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.257% due 05/25/2033	1,297		1,209
Asset-Backed Securities Corp. Home Equity Loan Trust
1.942% due 07/25/2035	2,400		2,315
Bear Stearns Asset-Backed Securities Trust
1.142% due 08/25/2036	1,790		1,839
1.662% due 10/25/2035	10,976		10,643
CIT Mortgage Loan Trust
2.332% due 10/25/2037	3,765		3,747
Citigroup Mortgage Loan Trust, Inc.
1.222% due 10/25/2036	2,706		2,697
1.262% due 08/25/2036	13,000		10,910
1.882% due 09/25/2035 ^	3,400		2,182
Countrywide Asset-Backed Certificates
1.182% due 08/25/2036	9,751		9,482
1.272% due 08/25/2036	238		230
Hillmark Funding Ltd.
1.302% due 05/21/2021	869		868

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
HSI Asset Securitization Corp. Trust
1.372% due 12/25/2035		$21,531	$	18,377
JPMorgan Mortgage Acquisition Trust
1.222% due 05/25/2036		8,773		8,421
Lockwood Grove CLO Ltd.
2.508% due 04/25/2025		2,000		1,999
Long Beach Mortgage Loan Trust
1.142% due 12/25/2036		3,232		2,034
Long Fellow Place CLO Ltd.
2.139% due 01/15/2024		1,400		1,400
MASTR Asset-Backed Securities Trust
1.082% due 08/25/2036		14,521		7,040
Morgan Stanley ABS Capital, Inc. Trust
1.162% due 03/25/2037		5,857		3,123
1.302% due 11/25/2035		2,317		2,304
National Collegiate Student Loan Trust
1.222% due 11/27/2028		749		747
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.392% due 02/25/2036		3,200		3,143
Octagon Investment Partners Ltd.
1.574% due 05/05/2023		3,344		3,347
Option One Mortgage Loan Trust
1.122% due 01/25/2037		3,295		1,914
Park Place Securities, Inc.
1.432% due 09/25/2035		182		182
Penta CLO S.A.
0.000% due 06/04/2024	EUR	170		181
Residential Asset Mortgage Products Trust
2.857% due 10/25/2034		$9,816		8,210
Residential Asset Securities Corp. Trust
1.362% due 02/25/2036		7,500		7,067
1.442% due 11/25/2035		900		813
SLM Private Education Loan Trust
4.162% due 05/16/2044		931		968
SLM Student Loan Trust
0.035% due 12/15/2023	EUR	1,474		1,556
Soundview Home Loan Trust
1.112% due 12/25/2036		$1,175		1,160
2.282% due 10/25/2037		5,900		4,191
Specialty Underwriting & Residential Finance Trust
1.132% due 09/25/2037		2,986		1,831
Structured Asset Investment Loan Trust
1.912% due 06/25/2035		13,234		10,105
Venture CDO Ltd.
1.261% due 07/22/2021		2,892		2,888
VOLT LLC
3.500% due 03/25/2047		2,700		2,708
Washington Mutual Asset-Backed Certificates Trust
1.042% due 11/25/2036		4,390		2,005

Total Asset-Backed Securities (Cost $142,207)				158,693

SOVEREIGN ISSUES 3.1%
Brazil Government International Bond
5.625% due 02/21/2047		4,000		3,890
Export-Import Bank of Korea
4.000% due 01/29/2021		8,100		8,484
Korea Development Bank
3.500% due 08/22/2017		2,400		2,418
Province of Ontario
1.650% due 09/27/2019		600		598
3.000% due 07/16/2018		7,700		7,852
4.000% due 10/07/2019		1,400		1,475
4.400% due 04/14/2020		6,600		7,073
Qatar Government International Bond
5.250% due 01/20/2020		7,600		8,191

Total Sovereign Issues (Cost $39,310)				39,981

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	65

Schedule of Investments PIMCO RAE Fundamental PLUS EMG Fund (Cont.)

	SHARES		MARKET VALUE (000S)
PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.1%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)	1,000	$	1,228

REAL ESTATE 0.5%
Sovereign Real Estate Investment Trust
12.000% due 05/16/2020 (e)	4,800		6,018

Total Preferred Securities (Cost $7,222)			7,246

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 16.3%

CERTIFICATES OF DEPOSIT 2.8%
Abbey National Treasury Services PLC
1.400% due 07/07/2017	$400		400
Barclays Bank PLC
1.804% due 11/06/2017	7,100		7,115
Credit Suisse AG
1.920% due 09/12/2017	6,600		6,616
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017	2,200		2,206
Natixis S.A.
1.846% due 09/25/2017	10,700		10,725
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017	2,200		2,206
1.882% due 09/18/2017	7,500		7,521

			36,789

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
COMMERCIAL PAPER 0.1%
Credit Suisse AG
1.507% due 07/03/2017		$400	$	399
ENI Finance USA, Inc.
1.806% due 10/02/2017		500		496
Natixis NY
1.434% due 07/03/2017		300		299
Standard Chartered Bank
1.465% due 07/03/2017		300		299

				1,493

REPURCHASE AGREEMENTS (f) 0.0%
				137

JAPAN TREASURY BILLS 13.4%
(0.319)% due 04/10/2017 - 04/24/2017 (a)(b)	JPY	19,390,000		174,179

U.S. TREASURY BILLS 0.0%
0.487% due 04/20/2017 (b)(c)(l)		$362		362

Total Short-Term Instruments (Cost $207,137)				212,960

Total Investments in Securities (Cost $1,272,516)				1,308,245

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.2%

SHORT-TERM INSTRUMENTS 7.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.2%
PIMCO Short-Term Floating NAV Portfolio III	9,385,458		$92,785

Total Short-Term Instruments (Cost $92,783)			92,785

Total Investments in Affiliates (Cost $92,783)			92,785

Total Investments 108.1% (Cost $1,365,299)		$	1,401,030

Financial Derivative Instruments (h)(k) 13.0%
(Cost or Premiums, net $16,537)			168,018

Other Assets and Liabilities, net (21.1)%			(272,870)

Net Assets 100.0%		$	1,296,178

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$137	U.S. Treasury Notes 1.625% due 12/31/2019(2)	$(141)	$137	$137

Total Repurchase Agreements						$(141)	$137	$137

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOM	0.810%	01/23/2017	04/21/2017	$(6,176)	$(6,186)
BOS	1.050	03/14/2017	04/04/2017	(15,960)	(15,969)
BSN	0.850	01/05/2017	04/05/2017	(8,624)	(8,642)
	0.850	01/19/2017	04/03/2017	(34,254)	(34,314)
GRE	1.000	03/13/2017	04/19/2017	(2,376)	(2,377)

66	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
SCX	0.780%	02/13/2017	04/13/2017	$(7,309)	$(7,317)
	0.830	01/18/2017	04/18/2017	(17,754)	(17,785)
	1.000	03/14/2017	04/13/2017	(10,120)	(10,125)

Total Reverse Repurchase Agreements					$(102,715)

SHORT SALES:

SHORT SALES ON U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
U.S. Treasury Notes	1.125%	09/30/2021	$5,100	$(4,932)	$(4,935)

Total Short Sales				$(4,932)	$(4,935)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(g)	Securities with an aggregate market value of $102,520 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$0	$(6,186)	$0	$0	$(6,186)	$6,148	$(38)
BOS	0	(15,969)	0	0	(15,969)	16,013	44
BSN	0	(42,956)	0	0	(42,956)	42,634	(322)
GRE	0	(2,377)	0	0	(2,377)	2,376	(1)
SCX	0	(35,227)	0	0	(35,227)	35,293	66
SSB	137	0	0	0	137	(141)	(4)

Master Securities Forward Transaction Agreement
NOM	0	0	0	(4,935)	(4,935)	0	(4,935)

Total Borrowings and Other Financing Transactions	$137	$(102,715)	$0	$(4,935)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(102,715)	$0	$0	$(102,715)

Total Borrowings	$0	$(102,715)	$0	$0	$(102,715)

Gross amount of recognized liabilities for reverse repurchase agreements					$(102,715)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(195,363) at a weighted average interest rate of 0.725%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(4)	Payable for short sales includes $1 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	67

Schedule of Investments PIMCO RAE Fundamental PLUS EMG Fund (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE Volatility S&P 500	16.000	05/17/2017	1,868	$370	$173

Total Purchased Options				$370	$173

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$125.000	04/21/2017	514	$(224)	$(165)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOE Volatility S&P 500	14.000	05/17/2017	1,868	$(484)	$(256)
Put - CBOE Volatility S&P 500	14.000	05/17/2017	1,868	(259)	(335)

				$(743)	$(591)

Total Written Options				$(967)	$(756)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	Long	06/2017	28	$52	$7	$(1)
Call Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	176	(99)	9	(28)
Euro-Bund 10-Year Bond June Futures	Long	06/2017	259	47	80	(6)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	195	(8)	83	0
Mini MSCI Emerging Markets Index June Futures	Long	06/2017	576	393	0	(204)
Put Options Strike @ EUR 131.000 on Euro-Bobl June Futures	Short	05/2017	483	(29)	26	0
Put Options Strike @ EUR 131.500 on Euro-Bobl June Futures	Short	05/2017	483	(47)	39	0
Put Options Strike @ EUR 132.000 on Euro-Bobl June Futures	Long	05/2017	483	67	0	(41)
Put Options Strike @ EUR 159.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	176	84	21	0
U.S. Treasury 2-Year Note June Futures	Short	06/2017	1,926	(168)	0	(150)
U.S. Treasury 5-Year Note June Futures	Short	06/2017	150	7	0	(25)
U.S. Treasury 10-Year Note June Futures	Long	06/2017	695	130	152	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2017	519	369	162	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	157	121	49	0
United Kingdom Long Gilt June Futures	Long	06/2017	114	351	56	(9)

Total Futures Contracts				$1,270	$684	$(464)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
General Motors Co.	5.000%	12/20/2021	1.255%	$1,200	$203	$11	$0	$(2)

68	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$ 7,920	$697	$288	$5	$0
CDX.HY-27 5-Year Index	5.000	12/20/2021	5,148	417	125	4	0
CDX.IG-27 5-Year Index	1.000	12/20/2021	39,300	(743)	(264)	0	(15)
CDX.IG-28 5-Year Index	1.000	06/20/2022	50,900	(863)	(57)	0	(20)

				$(492)	$92	$9	$(35)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.750%	12/16/2046	CAD	7,800	$818	$(117)	$27	$0
Pay(5)	3-Month USD-LIBOR	2.200	11/24/2018	$	169,700	828	65	38	0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		82,500	(219)	515	6	(12)
Pay(5)	3-Month USD-LIBOR	1.250	06/21/2019		110,900	1,031	(91)	0	(38)
Receive(5)	3-Month USD-LIBOR	3.000	11/25/2020		87,000	(537)	(35)	0	(17)
Receive	3-Month USD-LIBOR	1.500	12/21/2021		29,000	(599)	(974)	25	0
Pay	3-Month USD-LIBOR	2.250	12/16/2022		9,100	(112)	407	0	(10)
Pay(5)	3-Month USD-LIBOR	2.500	12/15/2023		116,100	(353)	(202)	47	0
Receive(5)	3-Month USD-LIBOR	1.500	06/21/2024		35,700	1,847	113	0	(48)
Receive	3-Month USD-LIBOR	2.300	12/03/2025		19,500	(59)	1,378	0	(34)
Receive	3-Month USD-LIBOR	2.250	06/15/2026		1,600	7	94	0	(3)
Receive(5)	3-Month USD-LIBOR	2.750	12/15/2026		82,000	231	301	0	(40)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		104,910	5,415	5,878	0	(162)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		66,650	(1,268)	9,538	0	(112)
Receive(5)	3-Month USD-LIBOR	2.285	05/25/2048		21,200	2,155	2,843	0	(35)
Receive(5)	6-Month EUR-EURIBOR	1.000	09/20/2027	EUR	5,600	78	27	3	0
Pay(5)	6-Month EUR-EURIBOR	2.036	02/03/2037		27,200	268	267	0	(60)
Receive	6-Month GBP-LIBOR	1.650	01/22/2020	GBP	11,100	(405)	15	0	(14)
Receive	6-Month GBP-LIBOR	2.000	03/18/2022		32,200	(2,318)	157	0	(98)
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027		12,400	(392)	(259)	0	(66)
Receive(5)	6-Month GBP-LIBOR	2.040	02/01/2037		4,600	(159)	(161)	0	(21)
Receive(5)	6-Month GBP-LIBOR	2.043	02/01/2037		19,600	(685)	(685)	0	(89)
Receive(5)	6-Month GBP-LIBOR	1.750	03/21/2048		4,300	(442)	(198)	0	(61)
Receive	6-Month JPY-LIBOR	0.500	09/20/2046	JPY	1,110,000	976	523	31	0
Pay	28-Day MXN-TIIE	5.000	09/13/2017	MXN	9,100	(4)	(4)	0	0
Pay	28-Day MXN-TIIE	5.500	09/13/2017		315,000	(116)	(183)	2	0
Pay	28-Day MXN-TIIE	5.250	06/11/2018		13,800	(16)	(11)	0	0
Pay	28-Day MXN-TIIE	5.500	06/11/2018		17,100	(18)	(18)	0	0
Pay	28-Day MXN-TIIE	5.615	05/21/2021		32,900	(101)	(66)	3	0
Pay	28-Day MXN-TIIE	5.660	11/05/2021		54,500	(180)	(118)	5	0
Pay	28-Day MXN-TIIE	5.750	09/02/2022		31,100	(114)	(75)	3	0
Pay	28-Day MXN-TIIE	6.000	09/02/2022		27,000	(82)	(98)	3	0
Pay	28-Day MXN-TIIE	6.810	06/19/2034		43,600	(221)	(297)	16	0
Pay	CPTFEMU	0.740	01/15/2020	EUR	23,200	26	242	0	(21)

						$5,280	$18,771	$209	$(941)

Total Swap Agreements						$4,991	$18,874	$218	$(978)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(i)	Securities with an aggregate market value of $970 have been pledged as collateral as of March 31, 2017 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(j)	Securities with an aggregate market value of $14,611 and cash of $2,227 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	69

Schedule of Investments PIMCO RAE Fundamental PLUS EMG Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$173	$684	$218	$1,075	$(756)	$(464)	$(978)	$(2,198)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. Treasury obligation issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	EUR	13,883		$14,726	$0	$(84)
	04/2017		$10,471	JPY	1,164,318	0	(12)
	05/2017	JPY	1,164,318		$10,482	13	0
	05/2017	NOK	51,390		5,973	0	(15)
BPS	04/2017	BRL	118,312		35,546	166	(2,412)
	04/2017	MXN	315,656		15,756	0	(1,070)
	04/2017		$37,341	BRL	118,312	451	0
	04/2017		15,949	EUR	15,028	83	0
	05/2017		6,028	SEK	54,170	29	0
	12/2018	JPY	1,400,000		$12,759	0	(274)
CBK	04/2017		16,190,000		141,136	0	(4,368)
	05/2017		$72	AUD	94	0	0
	12/2018	JPY	2,370,000		$21,620	0	(442)
	12/2018		$34,161	JPY	3,770,000	933	0
DUB	04/2017	BRL	154,919		$47,997	0	(1,488)
	04/2017	RUB	639,190		10,694	0	(619)
	04/2017		$49,566	BRL	154,919	88	(169)
FBF	04/2017		105	MXN	2,094	6	0
	05/2017		10,330	RUB	622,347	600	0
GLM	04/2017	EUR	837		$888	0	(5)
	04/2017	GBP	3,259		4,016	0	(67)
	04/2017		$1,637	EUR	1,548	15	0
	04/2017		25,132	JPY	2,854,800	511	0
	04/2017		5,532	MXN	108,927	274	0
	05/2017	SEK	54,060		$6,133	88	0
	05/2017		$620	ZAR	8,529	13	0
HUS	04/2017	JPY	4,019,118		$35,791	0	(310)
	04/2017		$455	INR	31,273	27	0
	06/2017	KRW	630,524		$546	0	(18)
	06/2017	SGD	376		266	0	(3)
	01/2021	BRL	2,630		405	0	(265)
IND	05/2017		$6,143	NOK	50,965	0	(205)
JPM	04/2017	BRL	122,905		$37,560	0	(1,699)
	04/2017	CHF	112		111	0	(1)
	04/2017		$39,282	BRL	122,905	143	(165)
	04/2017		509	MXN	10,302	40	0
MSB	04/2017	BRL	32,371		$9,372	0	(968)
	04/2017		$10,217	BRL	32,371	123	0

70	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SCX	04/2017	BRL	10,162		$3,255	$8	$0
	04/2017		$3,207	BRL	10,162	39	0
	05/2017		3,235		10,162	0	(11)
	06/2017	KRW	62,190		$54	0	(2)
SOG	06/2017		$541	HKD	4,194	0	0
TOR	04/2017	BRL	32,370		$9,267	0	(1,073)
	04/2017		$10,217	BRL	32,370	123	0
UAG	04/2017	JPY	3,200,000		$27,548	0	(1,201)
	06/2017	KRW	188,878		165	0	(4)

Total Forward Foreign Currency Contracts						$3,773	$(16,950)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC EUR versus MXN	MXN	22.480	01/08/2018	EUR	9,623	$305	$954
	Put - OTC USD versus MXN		19.000	01/05/2018	$	12,692	119	411
FBF	Put - OTC EUR versus MXN		22.480	01/08/2018	EUR	3,009	103	298
GLM	Call - OTC USD versus JPY	JPY	118.280	08/21/2017	$	14,854	186	59
JPM	Put - OTC EUR versus USD	$	1.045	04/19/2017	EUR	5,800	7	7
	Call - OTC USD versus JPY	JPY	118.280	08/21/2017	$	7,600	70	31

							$790	$1,760

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	04/13/2018	$	4,400	$430	$98
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		4,400	430	574
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/13/2018		8,200	758	182
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		8,200	836	1,070
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	04/17/2019		17,000	1,948	754
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/17/2019		17,000	1,948	2,516
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750	10/12/2018	GBP	13,500	355	353
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	15,200	773	853
DUB	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.670	10/08/2018	GBP	9,600	254	279
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	30,200	1,563	1,695
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	10/11/2018	GBP	14,800	395	415
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017	$	610,700	287	108
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		95,300	541	259
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.240	05/16/2018		8,700	872	206
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240	05/16/2018		8,700	872	1,172
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.285	05/23/2018		14,900	1,478	395
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	05/23/2018		14,900	1,478	1,910
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		28,050	1,349	1,555
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	05/28/2019		25,700	2,960	1,267
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/28/2019		25,700	2,960	3,674
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017		134,300	77	24

								$22,564	$19,359

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
CBK	Call - OTC 1-Year Interest Rate Floor (1)	0.150%	3-Month USD-LIBOR	11/28/2017	$393,800	$335	$180
SOG	Call - OTC 1-Year Interest Rate Floor	0.400	3-Month USD-LIBOR	10/26/2017	373,700	37	0

						$372	$180

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	71

Schedule of Investments PIMCO RAE Fundamental PLUS EMG Fund (Cont.)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount	Cost(2)	Market Value
MYC	Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	0.000%	09/21/2017	$ 1,800	$157	$159

Total Purchased Options					$23,883	$21,458

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC EUR versus MXN	MXN	27.600	01/08/2018	EUR	9,623	$(309)	$(44)
	Put - OTC USD versus MXN		18.000	01/05/2018	$	25,384	(102)	(361)
FBF	Call - OTC EUR versus MXN		27.600	01/08/2018	EUR	3,009	(103)	(14)
	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$	3,500	(186)	(2)
GLM	Call - OTC CAD versus JPY	JPY	90.000	08/21/2017	CAD	19,459	(186)	(40)
JPM	Call - OTC CAD versus JPY		90.000	08/21/2017		10,000	(70)	(21)
	Call - OTC EUR versus USD	$	1.076	04/19/2017	EUR	5,800	(50)	(23)
	Put - OTC EUR versus USD		1.076	04/19/2017		5,800	(50)	(68)

							$(1,056)	$(573)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$2,100	$(19)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	2,400	(31)	0
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	1,000	(7)	0

						$(57)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5 - Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$75,500	$(785)	$(1,034)
GLM	Put - OTC 5 - Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	150,800	(1,606)	(2,065)
MYC	Put - OTC 2 - Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017	271,400	(287)	(167)
	Put - OTC 5 - Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018	140,200	(1,484)	(1,962)
	Call - OTC 10 - Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018	20,500	(541)	(266)
RYL	Put - OTC 2 - Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017	51,700	(79)	(32)

							$ (4,782)	$(5,526)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Call - OTC 1-Year Interest Rate Floor(1)	0.040%	3-Month USD-LIBOR	11/28/2017	$787,600	$(339)	$(150)
SOG	Call - OTC 1-Year Interest Rate Floor	0.000	3-Month USD-LIBOR	10/26/2017	373,700	0	0

						$(339)	$(150)

Total Written Options						$(6,234)	$(6,249)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		42,482		(14,783)		(20,925)		(2,524)		4,250
Notional Amount in $	$	638,420		$2,077,621		$(94,004)	$	(618,950)	$	(97,303)	$	1,905,784
Notional Amount in CAD	CAD	0	CAD	29,459	CAD	0	CAD	0	CAD	0	CAD	29,459
Notional Amount in EUR	EUR	149,994	EUR	164,835	EUR	0	EUR	(229,947)	EUR	(60,650)	EUR	24,232
Notional Amount in GBP	GBP	0	GBP	77,376	GBP	0	GBP	(63,600)	GBP	(13,776)	GBP	0
Premiums	$	(15,400)		$(18,300)		$6,481	$	16,314	$	3,704	$	(7,201)

72	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Korea Government International Bond	1.000%	09/20/2022	0.535%	$	3,200	$46	$32	$78	$0
BPS	Korea Government International Bond	1.000	09/20/2022	0.535		1,600	26	13	39	0
DUB	Mexico Government International Bond	1.000	09/20/2017	0.184		1,700	(24)	31	7	0
GST	Mexico Government International Bond	1.000	06/20/2017	0.176		700	(7)	9	2	0
HUS	U.S. Treasury Notes	0.250	06/20/2017	0.132	EUR	6,200	(13)	16	3	0
JPM	Mexico Government International Bond	1.000	06/20/2017	0.176	$	9,600	(127)	149	22	0
MYC	Korea Government International Bond	1.000	09/20/2022	0.535		500	8	4	12	0
	Mexico Government International Bond	1.000	09/20/2017	0.184		1,400	(20)	26	6	0

							$(111)	$280	$169	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
							Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	$2,000	$268	$(14)	$254	$0
BRC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	3,898	(804)	326	0	(478)
CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	1,000	133	(6)	127	0

					$(403)	$306	$381	$(478)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	3-Month KRW-KORIBOR	1.260%	07/20/2026	KRW	13,380,000	$0	$677	$677	$0
GLM	Pay	28-Day MXN-TIIE	5.750	06/05/2023	MXN	400	(1)	(1)	0	(2)
HUS	Pay	28-Day MXN-TIIE	5.500	06/11/2018		2,400	0	(2)	0	(2)
JPM	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	11,553,000	0	584	584	0

							$(1)	$1,258	$1,261	$(4)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	ERAEMLT Index	305,591	1-Month USD-LIBOR plus a specified spread	08/10/2017	$644,835	$0	$127,979	$127,979	$0
	Receive	ERAEMLT Index	127,664	1-Month USD-LIBOR plus a specified spread	09/07/2017	285,727	0	36,795	36,795	0
FBF	Receive	ERAEMLT Index	4,534	1-Month USD-LIBOR plus a specified spread	11/08/2017	11,393	0	72	72	0
MEI	Receive	ERAEMLT Index	58,367	1-Month USD-LIBOR plus a specified spread	11/08/2017	146,660	0	934	934	0

							$0	$165,780	$165,780	$0

Total Swap Agreements							$(515)	$167,624	$167,591	$(482)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	73

Schedule of Investments PIMCO RAE Fundamental PLUS EMG Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(l)	Securities with an aggregate market value of $8,374 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$13	$672	$165,106	$165,791	$(111)	$0	$0	$(111)	$165,680	$(176,720)	$(11,040)
BPS	729	4,522	39	5,290	(3,756)	0	0	(3,756)	1,534	(1,180)	354
BRC	0	353	0	353	0	0	(478)	(478)	(125)	0	(125)
CBK	933	1,033	127	2,093	(4,810)	(1,184)	0	(5,994)	(3,901)	4,031	130
DUB	88	1,644	684	2,416	(2,276)	(405)	0	(2,681)	(265)	(1,747)	(2012)
FBF	606	298	72	976	0	(16)	0	(16)	960	(840)	120
GLM	901	1,754	0	2,655	(72)	(2,105)	(2)	(2,179)	476	(380)	96
GST	0	0	2	2	0	0	0	0	2	(10)	(8)
HUS	27	0	3	30	(596)	0	(2)	(598)	(568)	739	171
IND	0	0	0	0	(205)	0	0	(205)	(205)	0	(205)
JPM	183	453	606	1,242	(1,865)	(112)	0	(1,977)	(735)	307	(428)
MEI	0	0	934	934	0	0	0	0	934	(2,605)	(1,671)
MSB	123	0	0	123	(968)	0	0	(968)	(845)	936	91
MYC	0	10,705	18	10,723	0	(2,395)	0	(2,395)	8,328	(8,910)	(582)
RYL	0	24	0	24	0	(32)	0	(32)	(8)	0	(8)
SCX	47	0	0	47	(13)	0	0	(13)	34	2	36
TOR	123	0	0	123	(1,073)	0	0	(1,073)	(950)	1,117	167
UAG	0	0	0	0	(1,205)	0	0	(1,205)	(1,205)	1,242	37

Total Over the Counter	$3,773	$21,458	$167,591	$192,822	$(16,950)	$(6,249)	$(482)	$(23,681)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. Treasury obligation issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

74	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$173	$0	$0	$173
Futures	0	0	0	0	684	684
Swap Agreements	0	9	0	0	209	218

	$0	$9	$173	$0	$893	$1,075

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,773	$0	$3,773
Purchased Options	0	0	0	1,760	19,698	21,458
Swap Agreements	0	550	165,780	0	1,261	167,591

	$0	$550	$165,780	$5,533	$20,959	$192,822

	$0	$559	$165,953	$5,533	$21,852	$193,897

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$591	$0	$165	$756
Futures	0	0	204	0	260	464
Swap Agreements	0	37	0	0	941	978

	$0	$37	$795	$0	$1,366	$2,198

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,950	$0	$16,950
Written Options	0	0	0	573	5,676	6,249
Swap Agreements	0	478	0	0	4	482

	$0	$478	$0	$17,523	$5,680	$23,681

	$0	$515	$795	$17,523	$7,046	$25,879

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,481)	$0	$(440)	$(1,921)
Written Options	0	0	1,025	0	2,933	3,958
Futures	0	0	(811)	0	(15,681)	(16,492)
Swap Agreements	0	4,524	0	0	(59,803)	(55,279)

	$0	$4,524	$(1,267)	$0	$(72,991)	$(69,734)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,414	$0	$13,414
Purchased Options	0	0	0	(2,463)	(1,973)	(4,436)
Written Options	0	16	0	5,680	1,188	6,884
Swap Agreements	0	1,184	220,784	(14)	(2,581)	219,373

	$0	$1,200	$220,784	$16,617	$(3,366)	$235,235

	$0	$5,724	$219,517	$16,617	$(76,357)	$165,501

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(197)	$0	$13	$(184)
Written Options	0	0	153	0	59	212
Futures	0	0	(568)	0	7,173	6,605
Swap Agreements	0	(1,906)	0	0	98,193	96,287

	$0	$(1,906)	$(612)	$0	$105,438	$102,920

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	75

Schedule of Investments PIMCO RAE Fundamental PLUS EMG Fund (Cont.)

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(12,844)	$0	$(12,844)
Purchased Options	0	0	0	910	(3,168)	(2,258)
Written Options	0	(16)	0	106	(100)	(10)
Swap Agreements	0	(454)	250,553	0	7,848	257,947

	$0	$(470)	$250,553	$(11,828)	$4,580	$242,835

	$0	$(2,376)	$249,941	$(11,828)	$110,018	$345,755

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$110,284	$1,647	$111,931
Industrials	0	26,440	0	26,440
Utilities	0	7,959	0	7,959
Municipal Bonds & Notes
California	0	6,817	0	6,817
Illinois	0	2,044	0	2,044
Nebraska	0	121	0	121
New Jersey	0	1,840	0	1,840
New York	0	1,800	0	1,800
Ohio	0	1,543	0	1,543
Tennessee	0	132	0	132
Texas	0	2,468	0	2,468
Washington	0	3,046	0	3,046
U.S. Government Agencies	0	124,585	0	124,585
U.S. Treasury Obligations	0	523,975	0	523,975
Non-Agency Mortgage-Backed Securities	0	74,664	0	74,664
Asset-Backed Securities	0	158,693	0	158,693
Sovereign Issues	0	39,981	0	39,981
Preferred Securities
Banking & Finance	0	1,228	0	1,228
Real Estate	0	6,018	0	6,018
Short-Term Instruments
Certificates of Deposit	0	36,789	0	36,789
Commercial Paper	0	1,493	0	1,493
Repurchase Agreements	0	137	0	137
Japan Treasury Bills	0	174,179	0	174,179
U.S. Treasury Bills	0	362	0	362

	$0	$1,306,598	$1,647	$1,308,245

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$92,785	$0	$0	$92,785

Total Investments	$92,785	$1,306,598	$1,647	$1,401,030

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(4,935)	$0	$(4,935)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	684	391	0	1,075
Over the counter	0	192,822	0	192,822

	$684	$193,213	$0	$193,897

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(464)	(1,734)	0	(2,198)
Over the counter	0	(23,681)	0	(23,681)

	$(464)	$(25,415)	$0	$(25,879)

Total Financial Derivative Instruments	$220	$167,798	$0	$168,018

Totals	$93,005	$1,469,461	$1,647	$1,564,113

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

76	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental PLUS International Fund

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 69.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%
AWAS Finance Luxembourg S.A.
3.780% due 07/16/2018		$2,878	$2,895
Charter Communications Operating LLC
3.232% due 01/15/2024		495	498
OGX
13.000% due 04/10/2049 ^		151	41
Valeant Pharmaceuticals International, Inc.
5.450% due 12/11/2019		1,495	1,501

Total Loan Participations and Assignments (Cost $4,985)			4,935

CORPORATE BONDS & NOTES 9.6%

BANKING & FINANCE 7.1%
American International Group, Inc.
4.125% due 02/15/2024		2,100	2,157
Aviation Loan Trust
3.241% due 12/15/2022		4,833	4,393
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (g)	EUR	1,700	1,859
Bank of America Corp.
2.018% due 04/01/2019		$4,900	4,944
2.151% due 11/09/2020		1,200	1,190
Barclays PLC
3.200% due 08/10/2021		3,200	3,205
Blackstone CQP Holdco LP
6.500% due 03/20/2021		1,400	1,406
BPCE S.A.
1.778% due 06/17/2017		2,400	2,403
Credit Agricole S.A.
1.665% due 06/12/2017		6,400	6,405
Deutsche Bank AG
4.250% due 10/14/2021		6,600	6,770
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		652	675
Eksportfinans ASA
5.500% due 06/26/2017		1,800	1,812
Ford Motor Credit Co. LLC
3.157% due 08/04/2020		2,100	2,136
General Motors Financial Co., Inc.
2.400% due 04/10/2018		2,600	2,614
2.420% due 10/04/2019		1,100	1,119
2.625% due 07/10/2017		500	501
3.250% due 05/15/2018		2,500	2,535
Goldman Sachs Group, Inc.
2.209% due 11/15/2021		1,000	1,012
HBOS PLC
6.750% due 05/21/2018		400	419
Hospitality Properties Trust
5.000% due 08/15/2022		800	853
HSBC Holdings PLC
2.650% due 01/05/2022		600	617
3.400% due 03/08/2021		700	716
4.300% due 03/08/2026		500	521
4.875% due 01/14/2022		900	976
International Lease Finance Corp.
7.125% due 09/01/2018		500	535
JPMorgan Chase & Co.
6.000% due 01/15/2018		6,000	6,203
Morgan Stanley
5.500% due 01/26/2020		500	543
Navient Corp.
5.500% due 01/15/2019		900	935
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (g)		100	99
SL Green Realty Corp.
5.000% due 08/15/2018		3,500	3,619
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	350	422

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS AG
7.625% due 08/17/2022	$400	$463
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020	200	201
4.125% due 09/24/2025	200	204
Weyerhaeuser Co.
7.375% due 10/01/2019	2,850	3,196

		67,658

INDUSTRIALS 1.4%
AbbVie, Inc.
2.500% due 05/14/2020	200	202
3.600% due 05/14/2025	200	200
4.500% due 05/14/2035	100	100
4.700% due 05/14/2045	100	100
Actavis Funding SCS
3.000% due 03/12/2020	500	509
Boston Scientific Corp.
6.000% due 01/15/2020	1,700	1,864
Charter Communications Operating LLC
4.464% due 07/23/2022	300	316
4.908% due 07/23/2025	800	846
6.384% due 10/23/2035	200	228
6.484% due 10/23/2045	300	347
6.834% due 10/23/2055	100	117
CVS Health Corp.
3.500% due 07/20/2022	100	103
3.875% due 07/20/2025	532	549
Kinder Morgan Energy Partners LP
5.000% due 10/01/2021	200	215
Kraft Heinz Foods Co.
3.500% due 07/15/2022	100	102
3.950% due 07/15/2025	100	102
5.000% due 07/15/2035	100	104
5.200% due 07/15/2045	100	104
Nissan Motor Acceptance Corp.
2.116% due 03/08/2019	1,100	1,111
OGX Austria GmbH
8.500% due 06/01/2018 ^	3,900	0
QUALCOMM, Inc.
4.800% due 05/20/2045	200	209
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	380	377
2.400% due 09/23/2021	650	637
U.S. Airways Pass-Through Trust
5.900% due 04/01/2026	1,393	1,553
Viacom, Inc.
4.250% due 09/01/2023	2,400	2,465
WestRock RKT Co.
4.900% due 03/01/2022	900	976

		13,436

UTILITIES 1.1%
AT&T, Inc.
1.617% due 01/15/2020	1,500	1,511
4.500% due 05/15/2035	100	94
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022	143	79
Petrobras Global Finance BV
5.375% due 01/27/2021	100	103
Puget Energy, Inc.
5.625% due 07/15/2022	1,800	1,994
Sinopec Group Overseas Development Ltd.
1.750% due 04/10/2017	6,600	6,600

		10,381

Total Corporate Bonds & Notes (Cost $94,202)		91,475

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.9%

COLORADO 0.1%
Denver, Colorado City & County School District No. 1 Certificates of Participation Bonds, Series 2011
7.017% due 12/15/2037	$500	$671

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	100	101
7.750% due 01/01/2042	200	206
Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	500	590

		897

NEW YORK 0.4%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.668% due 11/15/2039	2,800	3,739
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	150	181

		3,920

OHIO 0.3%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.834% due 02/15/2041	1,800	2,586
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	300	294

		2,880

Total Municipal Bonds & Notes (Cost $7,838)		8,368

U.S. GOVERNMENT AGENCIES 1.5%
Fannie Mae
0.000% due 08/25/2039 (b)(d)	1,623	1,515
1.312% due 04/25/2037	23	23
1.332% due 07/25/2037	29	28
1.502% due 10/25/2040	87	87
5.000% due 08/01/2033	83	91
5.068% due 03/25/2037 (a)	778	128
5.118% due 04/25/2037 (a)	1,963	300
5.168% due 11/25/2039 (a)	374	57
5.398% due 03/25/2037 (a)	903	146
5.418% due 05/25/2037 (a)	2,383	381
5.500% due 03/01/2028	19	21
5.808% due 04/25/2037 (a)	4,254	717
6.218% due 02/25/2037 (a)	392	76
6.668% due 07/25/2033 (a)	227	51
8.200% due 11/25/2040	4	5
10.166% due 01/25/2041	5,985	7,698
Freddie Mac
1.212% due 05/15/2037	27	27
5.000% due 04/15/2041	1,624	1,853
5.500% due 03/15/2034	382	428
5.658% due 09/15/2036 (a)	661	110
9.036% due 02/15/2040	169	206
10.463% due 02/15/2041	3	4
12.197% due 09/15/2041	602	773
NCUA Guaranteed Notes
1.148% due 11/06/2017	211	211

Total U.S. Government Agencies (Cost $15,474)		14,936

U.S. TREASURY OBLIGATIONS 28.1%
U.S. Treasury Bonds
2.500% due 02/15/2046	3,800	3,405
3.000% due 11/15/2044	1,000	996

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	77

Schedule of Investments PIMCO RAE Fundamental PLUS International Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Inflation Protected Securities (f)
0.250% due 01/15/2025		$461	$458
0.375% due 07/15/2023		4,279	4,351
0.625% due 01/15/2026		1,431	1,458
0.750% due 02/15/2045 (l)		619	590
2.000% due 01/15/2026		13,582	15,426
2.375% due 01/15/2025 (l)		17,329	20,001
2.375% due 01/15/2027 (l)		16,740	19,808
2.500% due 01/15/2029		9,615	11,771
U.S. Treasury Notes
1.375% due 09/30/2020 (n)		200	198
1.375% due 10/31/2020 (n)		100	99
1.500% due 08/15/2026		5,100	4,718
1.625% due 05/15/2026		9,700	9,098
1.750% due 12/31/2020 (n)		200	200
1.875% due 11/30/2021 (l)		35,300	35,261
1.875% due 08/31/2022		36,200	35,923
1.875% due 10/31/2022 (l)		28,900	28,627
2.000% due 11/30/2020 (n)		100	101
2.000% due 07/31/2022		51,900	51,884
2.000% due 08/15/2025 (k)(l)(n)		9,850	9,591
2.000% due 11/15/2026		2,700	2,608
2.125% due 08/31/2020 (n)		100	102
2.125% due 05/15/2025 (l)		12,500	12,311

Total U.S. Treasury Obligations (Cost $270,458)			268,985

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.8%
Alliance Bancorp Trust
1.222% due 07/25/2037		7,860	5,778
Ally Financial, Inc.
2.500% due 12/15/2017 (h)		5,000	4,987
American Home Mortgage Assets Trust
1.558% due 11/25/2046		12,859	6,665
American Home Mortgage Investment Trust
3.361% due 02/25/2045		342	346
Banc of America Funding Trust
3.171% due 06/20/2037 ^		216	203
6.000% due 08/25/2036 ^		164	160
Banc of America Mortgage Trust
3.246% due 06/25/2035		8	8
3.349% due 06/25/2034		109	108
3.406% due 05/25/2033		215	217
3.535% due 01/25/2035		85	80
3.593% due 02/25/2034		89	88
Banc of America Re-REMIC Trust
5.858% due 02/24/2051		21	21
Bear Stearns Adjustable Rate Mortgage Trust
2.910% due 02/25/2036		67	66
Bear Stearns ALT-A Trust
1.302% due 01/25/2047		424	330
Chase Mortgage Finance Trust
3.206% due 01/25/2036		94	89
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.212% due 05/25/2036		1,396	1,249
Citigroup Commercial Mortgage Trust
5.790% due 06/14/2050		366	366
Citigroup Mortgage Loan Trust, Inc.
2.760% due 09/25/2035		319	330
2.930% due 10/25/2035		246	247
3.210% due 10/25/2035 ^		327	326
CitiMortgage Alternative Loan Trust
6.000% due 12/25/2036 ^		538	478
6.000% due 06/25/2037 ^		718	625
Claris Finance SRL
0.137% due 10/31/2060	EUR	2,609	2,782
Countrywide Alternative Loan Trust
1.152% due 11/25/2036		$5,867	5,360
1.188% due 09/20/2046		185	120
1.276% due 11/20/2035		529	425
1.282% due 08/25/2035		2,967	2,552
1.502% due 12/25/2035		78	65
2.038% due 08/25/2035		255	223
2.118% due 01/25/2036		869	809

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.400% due 08/25/2018	$136	$115
6.000% due 08/25/2036 ^	447	393
Countrywide Home Loan Mortgage Pass-Through Trust
1.582% due 05/25/2035	450	381
1.642% due 02/25/2035	54	46
3.007% due 10/20/2034	148	133
5.750% due 05/25/2037 ^	47	42
Credit Suisse First Boston Mortgage Securities Corp.
3.123% due 09/25/2034	248	245
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 08/25/2036 ^	315	275
Deutsche ALT-A Securities, Inc.
1.482% due 02/25/2035	704	662
First Horizon Alternative Mortgage Securities Trust
2.937% due 12/25/2035	440	364
GS Mortgage Securities Trust
5.162% due 12/10/2043	1,585	1,729
GSR Mortgage Loan Trust
2.430% due 04/25/2032	78	71
3.077% due 09/25/2035	576	578
3.112% due 12/25/2034	118	119
3.144% due 11/25/2035	393	389
3.163% due 11/25/2035	156	150
3.217% due 07/25/2035	102	100
5.500% due 01/25/2037	348	347
Impac Secured Assets CMN Owner Trust
3.148% due 07/25/2035	302	229
IndyMac Mortgage Loan Trust
1.172% due 09/25/2046	592	512
JPMorgan Mortgage Trust
3.199% due 07/25/2035	1,107	1,086
3.245% due 06/25/2035	60	59
3.283% due 07/25/2035	37	37
MASTR Adjustable Rate Mortgages Trust
3.050% due 11/21/2034	146	150
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.772% due 08/15/2032	337	323
Merrill Lynch Alternative Note Asset Trust
1.092% due 03/25/2037	830	351
Merrill Lynch Mortgage Investors Trust
2.861% due 02/25/2033	331	324
3.577% due 05/25/2036	809	751
5.250% due 08/25/2036	426	437
Morgan Stanley Capital Trust
4.661% due 06/15/2044	250	271
Morgan Stanley Mortgage Loan Trust
2.996% due 06/25/2036	33	32
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037	408	372
MortgageIT Securities Corp. Mortgage Loan Trust
1.212% due 06/25/2047	10,202	8,609
PHH Alternative Mortgage Trust
1.172% due 07/25/2037	425	423
Royal Bank of Scotland Capital Funding Trust
5.695% due 09/16/2040	469	468
5.942% due 06/16/2049	483	482
Sequoia Mortgage Trust
1.761% due 05/20/2034	242	233
Structured Asset Mortgage Investments Trust
1.192% due 04/25/2036	410	365
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.482% due 12/25/2033	6	6
2.705% due 05/25/2032	3	3
3.227% due 02/25/2034	877	878
Suntrust Adjustable Rate Mortgage Loan Trust
3.310% due 01/25/2037 ^	883	836
Thornburg Mortgage Securities Trust
2.994% due 06/25/2047 ^	1,730	1,567
5.750% due 06/25/2047	355	318
Wachovia Bank Commercial Mortgage Trust
5.760% due 06/15/2049	658	657

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WaMu Mortgage Pass-Through Certificates Trust
1.252% due 12/25/2045	$1,508	$1,434
1.388% due 06/25/2047	1,511	1,342
1.424% due 12/25/2046	177	168
2.116% due 08/25/2046	377	355
2.814% due 08/25/2035	325	321
2.902% due 06/25/2033	468	467
Washington Mutual Mortgage Pass-Through Certificates Trust
1.468% due 11/25/2046	12,059	8,883
Wells Fargo Mortgage-Backed Securities Trust
3.101% due 05/25/2036 ^	90	86
3.102% due 02/25/2035	341	343

Total Non-Agency Mortgage-Backed Securities (Cost $72,086)		74,420

ASSET-BACKED SECURITIES 12.5%
ACE Securities Corp. Home Equity Loan Trust
1.882% due 12/25/2034	2,287	2,136
Bear Stearns Asset-Backed Securities Trust
1.152% due 03/25/2037	7,697	8,780
Carrington Mortgage Loan Trust
1.222% due 06/25/2036	3,000	2,080
CIT Education Loan Trust
1.251% due 03/15/2026	554	551
Citigroup Mortgage Loan Trust, Inc.
1.282% due 10/25/2036	796	575
1.882% due 09/25/2035 ^	2,000	1,283
COA Summit CLO Ltd.
2.380% due 04/20/2023	2,848	2,851
Countrywide Asset-Backed Certificates
0.968% due 07/25/2036	3,494	3,451
1.122% due 06/25/2047	4,121	3,399
1.202% due 09/25/2037 ^	2,103	1,740
1.272% due 06/25/2036	638	628
Countrywide Asset-Backed Certificates Trust
1.122% due 03/25/2037	1,438	1,323
1.142% due 03/25/2037	238	232
1.332% due 05/25/2036	252	251
1.612% due 08/25/2035	4,000	3,911
2.353% due 03/25/2035	5,500	4,902
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036	8,765	4,267
EMC Mortgage Loan Trust
2.071% due 02/25/2041	34	34
Gallatin CLO Ltd.
2.293% due 07/15/2023	942	942
GSAA Home Equity Trust
1.082% due 03/25/2047	1,219	650
IXIS Real Estate Capital Trust
1.662% due 02/25/2036	2	2
JPMorgan Mortgage Acquisition Corp.
1.172% due 05/25/2035	176	174
Long Fellow Place CLO Ltd.
2.139% due 01/15/2024	700	700
Morgan Stanley ABS Capital, Inc. Trust
1.072% due 01/25/2037	947	537
1.092% due 03/25/2037	3,653	1,931
1.112% due 02/25/2037	4,227	2,160
1.197% due 03/25/2037	12,524	6,276
1.897% due 03/25/2035	1,000	934
Morgan Stanley Dean Witter Capital, Inc. Trust
1.962% due 02/25/2033	596	570
North Carolina State Education Assistance Authority
1.782% due 07/25/2039	2,256	2,254
Octagon Investment Partners Ltd.
1.574% due 05/05/2023	2,354	2,357
Panhandle-Plains Higher Education Authority, Inc.
2.128% due 10/01/2035	180	178
RAAC Trust
1.322% due 08/25/2036	1,300	1,238
Renaissance Home Equity Loan Trust
5.893% due 06/25/2037 ^	13,066	6,512

78	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Mortgage Products Trust
1.282% due 03/25/2036		$2,749	$2,560
1.322% due 03/25/2036		8,000	6,613
1.502% due 07/25/2035		5,350	4,878
Residential Asset Securities Corp. Trust
1.232% due 11/25/2036		5,649	3,611
Securitized Asset-Backed Receivables LLC Trust
1.272% due 11/25/2035		7,888	7,767
1.942% due 01/25/2036 ^		2,650	1,744
SLM Student Loan Trust
0.007% due 06/17/2024	EUR	346	363
Soundview Home Loan Trust
1.222% due 07/25/2036		$2,000	1,548
Specialty Underwriting & Residential Finance Trust
1.132% due 06/25/2037		276	171
1.282% due 12/25/2036		9,986	8,609
Structured Asset Investment Loan Trust
1.342% due 10/25/2035		5,160	5,095
Structured Asset Securities Corp. Mortgage Loan Trust
1.072% due 06/25/2037		175	173
1.192% due 02/25/2037		5,579	4,943
Wells Fargo Home Equity Asset-Backed Securities Trust
1.482% due 12/25/2035		1,900	1,639

Total Asset-Backed Securities (Cost $113,427)			119,523

SOVEREIGN ISSUES 0.5%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	2,800	3,122
4.900% due 09/15/2021		600	679
Brazil Government International Bond
5.625% due 02/21/2047		$1,100	1,070

Total Sovereign Issues (Cost $5,881)			4,871

		SHARES
COMMON STOCKS 0.0%

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR		61,369	0

Total Common Stocks (Cost $0)			0

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.3%

REAL ESTATE 0.3%
SL Green Realty Corp.
6.500% due 08/10/2017 (g)	121,300	$3,092

Total Preferred Securities (Cost $3,016)		3,092

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.8%

CERTIFICATES OF DEPOSIT 2.0%
Abbey National Treasury Services PLC
1.400% due 07/07/2017	$100	100
Barclays Bank PLC
1.804% due 11/06/2017	3,000	3,006
Credit Suisse AG
1.920% due 09/12/2017	2,500	2,506
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017	800	802
Natixis S.A.
1.846% due 09/25/2017	4,000	4,010
Norinchukin Bank
1.733% due 10/10/2017	4,100	4,112
Sumitomo Mitsui Banking Corp.
1.831% due 09/15/2017	1,200	1,203
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017	800	802
1.882% due 09/18/2017	2,800	2,808

		19,349

COMMERCIAL PAPER 0.3%
Credit Suisse AG
1.507% due 07/03/2017	100	100
NiSource Finance Corp.
1.404% due 04/13/2017	2,250	2,249
Standard Chartered Bank
1.465% due 07/03/2017	300	299

		2,648

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (i) 0.0%
			$454

SHORT-TERM NOTES 0.2%
Federal Home Loan Bank
0.751% due 05/11/2017 (d)(e)		$1,600	1,599

JAPAN TREASURY BILLS 5.3%
(0.320)% due 04/10/2017 - 04/24/2017 (c)(d)	JPY	5,610,000	50,394

U.S. TREASURY BILLS 0.0%
0.734% due 04/20/2017 (c)(d)(n)		$273	273

Total Short-Term Instruments (Cost $73,002)			74,717

Total Investments in Securities (Cost $660,369)			665,322

		SHARES
INVESTMENTS IN AFFILIATES 30.8%

SHORT-TERM INSTRUMENTS 30.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 30.8%
PIMCO Short-Term Floating NAV Portfolio III		29,775,648	294,362

Total Short-Term Instruments (Cost $294,355)			294,362

Total Investments in Affiliates (Cost $294,355)			294,362

Total Investments 100.3% (Cost $954,724)			$959,684

Financial Derivative Instruments (j)(m) 6.6% (Cost or Premiums, net $5,194)			62,787

Other Assets and Liabilities, net (6.9)%			(66,002)

Net Assets 100.0%			$956,469

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	12/15/2017	02/24/2017	$ 4,980	$4,987	0.52%

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	79

Schedule of Investments PIMCO RAE Fundamental PLUS International Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$454	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(466)	$454	$454

Total Repurchase Agreements						$(466)	$454	$454

SHORT SALES:

SHORT SALES ON U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Treasury Notes	1.125%	09/30/2021	$2,000	$(1,934)	$(1,935)

Total Short Sales				$(1,934)	$(1,935)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$454	$0	$0	$0	$454	$(466)	$(12)
Master Securities Forward Transaction Agreement
NOM	0	0	0	(1,935)	(1,935)	0	(1,935)

Total Borrowings and Other Financing Transactions	$454	$0	$0	$(1,935)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(19,556) at a weighted average interest rate of 0.555%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE Volatility S&P 500	16.000	05/17/2017	993	$196	$92

Total Purchased Options				$196	$92

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$125.000	04/21/2017	367	$(160)	$(118)

80	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOE Volatility S&P 500	14.000	05/17/2017	993	$(257)	$(136)
Put - CBOE Volatility S&P 500	14.000	05/17/2017	993	(138)	(178)

				$(395)	$(314)

Total Written Options				$(555)	$(432)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	Long	06/2017	10	$19	$3	$0
Call Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	126	(71)	7	(20)
Euro-Bobl June Futures	Long	06/2017	166	(125)	18	0
Euro-Bund 10-Year Bond June Futures	Long	06/2017	1	2	0	0
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	138	(6)	59	0
Put Options Strike @ EUR 131.000 on Euro-Bobl June Futures	Short	05/2017	343	(20)	18	0
Put Options Strike @ EUR 131.500 on Euro-Bobl June Futures	Short	05/2017	343	(33)	27	0
Put Options Strike @ EUR 132.000 on Euro-Bobl June Futures	Long	05/2017	343	47	0	(29)
Put Options Strike @ EUR 159.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	126	60	15	0
U.S. Treasury 2-Year Note June Futures	Short	06/2017	58	(12)	0	(5)
U.S. Treasury 5-Year Note June Futures	Long	06/2017	57	12	9	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2017	93	66	29	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	236	182	74	0
United Kingdom Long Gilt June Futures	Long	06/2017	11	34	5	(1)

Total Futures Contracts				$155	$264	$(55)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Sprint Communications, Inc.	5.000%	12/20/2019	1.693%		$2,500	$222	$84	$0	$(2)
Volkswagen International Finance NV	1.000	12/20/2017	0.223	EUR	100	1	0	0	0

						$223	$84	$0	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$2,079	$183	$117	$1	$0
CDX.HY-27 5-Year Index	5.000	12/20/2021	1,386	112	34	1	0
CDX.IG-27 5-Year Index	1.000	12/20/2021	11,900	(225)	(110)	0	(5)
CDX.IG-28 5-Year Index	1.000	06/20/2022	15,300	(259)	(17)	0	(6)

				$(189)	$24	$2	$(11)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.750%	12/16/2046	CAD	5,900	$619	$(89)	$20	$0
Pay(5)	3-Month USD-LIBOR	2.200	11/24/2018	$	84,600	413	32	19	0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		201,400	(1,588)	(635)	0	(43)
Pay(5)	3-Month USD-LIBOR	1.250	06/21/2019		50,700	471	(41)	0	(18)
Receive(5)	3-Month USD-LIBOR	3.000	11/25/2020		43,000	(266)	(17)	0	(8)
Pay(5)	3-Month USD-LIBOR	2.500	12/15/2023		52,700	(160)	(92)	21	0
Receive	3-Month USD-LIBOR	2.085	12/18/2025		1,500	23	23	0	(3)
Receive	3-Month USD-LIBOR	2.250	06/15/2026		500	2	38	0	(1)
Receive(5)	3-Month USD-LIBOR	2.750	12/15/2026		37,200	105	137	0	(18)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		39,400	2,020	3,069	0	(59)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	81

Schedule of Investments PIMCO RAE Fundamental PLUS International Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	12/16/2045	$	17,800	$(339)	$(149)	$0	$(30)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		4,100	143	516	0	(7)
Receive	3-Month USD-LIBOR	2.250	09/14/2046		5,700	543	700	0	(9)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		12,200	1,105	2,190	0	(20)
Receive(5)	3-Month USD-LIBOR	1.750	06/21/2047		33,000	6,868	94	0	(54)
Receive(5)	3-Month USD-LIBOR	2.285	05/25/2048		7,100	722	772	0	(12)
Receive(5)	6-Month EUR-EURIBOR	1.000	09/20/2027	EUR	12,300	171	58	6	0
Pay(5)	6-Month EUR-EURIBOR	2.036	02/03/2037		20,600	203	203	0	(46)
Receive	6-Month GBP-LIBOR	2.000	03/18/2022	GBP	31,700	(2,282)	(1,578)	0	(96)
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027		1,600	51	11	8	0
Receive(5)	6-Month GBP-LIBOR	2.040	02/01/2037		3,500	(121)	(122)	0	(16)
Receive(5)	6-Month GBP-LIBOR	2.043	02/01/2037		14,800	(517)	(517)	0	(67)
Receive(5)	6-Month GBP-LIBOR	1.750	03/21/2048		2,000	(205)	(95)	0	(25)
Receive	6-Month JPY-LIBOR	0.500	09/20/2046	JPY	700,000	616	294	20	0
Pay	28-Day MXN-TIIE	5.660	11/05/2021	MXN	111,600	(368)	(368)	11	0
Pay	28-Day MXN-TIIE	7.780	12/22/2023		61,600	90	90	9	0

						$8,319	$4,524	$114	$(532)

Total Swap Agreements						$8,353	$4,632	$116	$(545)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(k)	Securities with an aggregate market value of $779 have been pledged as collateral as of March 31, 2017 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(l)	Securities with an aggregate market value of $13,036 and cash of $1,317 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$92	$264	$116	$472	$(432)	$(55)	$(545)	$(1,032)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	EUR	24,558		$26,050	$0	$(149)
	04/2017		$1,001	EUR	930	0	(9)
	04/2017		8,718	JPY	969,393	0	(10)
	05/2017	JPY	969,393		$8,727	11	0
	05/2017	NOK	36,940		4,294	0	(10)
	05/2017		$2,400	CAD	3,136	0	(41)
	07/2017	DKK	1,705		$246	0	0

82	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	04/2017	BRL	55,534		$17,023	$125	$(841)
	04/2017	MXN	236,621		11,811	0	(802)
	04/2017		$17,527	BRL	55,534	212	0
	04/2017		12,006	EUR	11,313	63	0
	04/2017		285	ILS	1,069	10	0
	04/2017		120	MXN	2,266	1	0
	05/2017		115	GBP	91	0	(1)
	05/2017		4,329	SEK	38,900	20	0
	12/2018	JPY	670,000		$6,106	0	(131)
CBK	04/2017		4,630,000		40,349	0	(1,262)
	12/2018		1,130,000		10,308	0	(211)
	12/2018		$16,310	JPY	1,800,000	445	0
DUB	04/2017	BRL	38,100		$11,712	0	(458)
	04/2017	RUB	290,688		4,863	0	(282)
	04/2017		$12,228	BRL	38,100	0	(57)
FBF	05/2017		3,874	RUB	233,400	225	0
	06/2017		258	TWD	7,877	2	0
GLM	04/2017	EUR	586		$622	0	(3)
	04/2017		$19,227	JPY	2,184,100	391	0
	04/2017		5,496	MXN	114,379	601	0
	05/2017	CAD	3,247		$2,475	32	0
	05/2017	SEK	40,995		4,651	67	0
	05/2017		$617	CAD	809	0	(8)
HUS	04/2017	BRL	27,492		$8,677	0	(105)
	04/2017	JPY	3,153,493		28,082	0	(243)
	04/2017		$8,718	BRL	27,492	64	0
	06/2017	HKD	1,920		$248	0	0
	06/2017	KRW	247,449		214	0	(7)
	01/2021	BRL	970		149	0	(98)
IND	05/2017		$4,460	NOK	37,000	0	(149)
JPM	04/2017	BRL	42,880		$13,105	0	(592)
	04/2017	CHF	567		562	0	(4)
	04/2017		$13,705	BRL	42,880	50	(58)
	04/2017		4,905	EUR	4,569	0	(31)
	08/2017		125	TRY	482	2	0
MSB	04/2017	BRL	11,284		$3,267	0	(337)
	04/2017		$3,561	BRL	11,284	43	0
NAB	05/2017	EUR	8,332		$8,918	18	0
RBC	04/2017	DKK	1,705		248	4	0
TOR	04/2017	BRL	11,285		3,231	0	(374)
	04/2017		$3,562	BRL	11,285	43	0
UAG	04/2017	JPY	980,000		$8,436	0	(368)
	05/2017	ZAR	3,973		291	0	(3)

Total Forward Foreign Currency Contracts						$2,429	$(6,644)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC EUR versus MXN	MXN	22.480	01/08/2018	EUR	6,849	$217	$679
	Put - OTC USD versus MXN		19.000	01/05/2018		$8,277	78	268
FBF	Put - OTC EUR versus MXN		22.480	01/08/2018	EUR	2,148	73	213
GLM	Call - OTC USD versus JPY	JPY	118.280	08/21/2017		$10,484	131	42
JPM	Put - OTC EUR versus USD		$1.045	04/19/2017	EUR	4,200	5	5
	Call - OTC USD versus JPY	JPY	118.280	08/21/2017		$5,400	50	22

							$554	$1,229

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	83

Schedule of Investments PIMCO RAE Fundamental PLUS International Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	04/13/2018	$	1,400	$137	$31
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		1,400	137	183
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/13/2018		2,800	259	62
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		2,800	286	365
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	04/17/2019		5,400	619	240
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/17/2019		5,400	619	799
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750	10/12/2018	GBP	5,100	134	133
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	5,900	300	331
DUB	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.670	10/08/2018	GBP	3,600	95	105
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	11,700	605	657
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	10/11/2018	GBP	5,500	147	154
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017	$	284,200	134	50
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		44,200	251	120
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.240	05/16/2018		2,800	281	66
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240	05/16/2018		2,800	281	377
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.285	05/23/2018		4,800	476	127
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	05/23/2018		4,800	476	615
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		12,000	577	665
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	05/28/2019		10,700	1,232	528
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/28/2019		10,700	1,232	1,530
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017		87,300	50	16

								$8,328	$7,154

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
CBK	Call - OTC 1-Year Interest Rate Floor(1)	0.150%	3-Month USD-LIBOR	11/28/2017	$182,800	$ 156	$ 83
SOG	Call - OTC 1-Year Interest Rate Floor	0.400	3-Month USD-LIBOR	10/26/2017	153,800	15	0

						$ 171	$ 83

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount	Cost(2)	Market Value
MYC	Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	0.000%	09/21/2017	$ 1,300	$113	$115

Total Purchased Options					$9,166	$8,581

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC EUR versus MXN	MXN	27.600	01/08/2018	EUR	6,849	$(220)	$(31)
	Put - OTC USD versus MXN		18.000	01/05/2018	$	16,554	(67)	(235)
FBF	Call - OTC EUR versus MXN		27.600	01/08/2018	EUR	2,148	(73)	(10)
	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$	1,236	(66)	(1)
GLM	Call - OTC CAD versus JPY	JPY	90.000	08/21/2017	CAD	13,734	(131)	(29)
JPM	Call - OTC CAD versus JPY		90.000	08/21/2017		7,000	(49)	(15)
	Call - OTC EUR versus USD	$	1.076	04/19/2017	EUR	4,200	(36)	(16)
	Put - OTC EUR versus USD		1.076	04/19/2017		4,200	(36)	(49)

							$(678)	$(386)

84	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$	29,500	$(307)	$(404)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		58,700	(625)	(804)
MYC	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017		126,300	(134)	(78)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		60,100	(636)	(841)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018		9,500	(251)	(123)
RYL	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017		33,600	(51)	(21)

								$(2,004)	$(2,271)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Call - OTC 1-Year Interest Rate Floor(1)	0.040%	3-Month USD-LIBOR	11/28/2017	$365,600	$(157)	$(70)
SOG	Call - OTC 1-Year Interest Rate Floor	0.000	3-Month USD-LIBOR	10/26/2017	153,800	0	0

						$(157)	$(70)

Total Written Options						$(2,839)	$(2,727)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		16,567		(4,876)		(7,989)		(1,349)		2,353
Notional Amount in $		$247,739		$911,868		$(34,980)		$(231,767)		$(37,970)		$854,890
Notional Amount in CAD	CAD	0	CAD	20,734	CAD	0	CAD	0	CAD	0	CAD	20,734
Notional Amount in EUR	EUR	55,684	EUR	72,382	EUR	0	EUR	(81,881)	EUR	(28,788)	EUR	17,397
Notional Amount in GBP	GBP	0	GBP	22,915	GBP	0	GBP	(17,800)	GBP	(5,115)	GBP	0
Premiums		$(5,726)		$(7,882)		$2,238		$6,250		$1,726		$(3,394)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$3,742	$ (772)	$314	$0	$(458)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	3-Month KRW-KORIBOR	1.260%	07/20/2026	KRW 1,610,000	$0	$81	$81	$0
CBK	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	2,410,000	0	122	122	0
DUB	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	3,220,000	0	163	163	0
	Receive	3-Month KRW-KORIBOR	1.815	01/04/2027	3,450,000	0	23	23	0
GLM	Pay	CPTFEMU	0.993	03/30/2020	EUR 9,800	(2)	(72)	0	(74)
JPM	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW 3,214,000	0	163	163	0

						$ (2)	$480	$552	$(74)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	ERADXULT Index	111,427	1-Month USD-LIBOR plus a specified spread	02/14/2018	$176,913	$0	$2,822	$2,822	$0
	Receive	ERADXULT Index	51,991	1-Month USD-LIBOR plus a specified spread	03/21/2018	82,916	0	950	950	0
FBF	Receive	ERADXULT Index	256,411	1-Month USD-LIBOR plus a specified spread	08/10/2017	361,900	0	51,783	51,783	0
	Receive	ERADXULT Index	20,375	1-Month USD-LIBOR plus a specified spread	03/21/2018	32,999	0	(122)	0	(122)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	85

Schedule of Investments PIMCO RAE Fundamental PLUS International Fund (Cont.)

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MEI	Receive	ERADXULT Index	151,640	1-Month USD-LIBOR plus a specified spread	01/10/2018	$238,199	$0	$6,255	$6,255	$0

							$0	$61,688	$61,810	$(122)

Total Swap Agreements							$(774)	$62,482	$62,362	$(654)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(n)	Securities with an aggregate market value of $3,080 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$11	$214	$81	$306	$(219)	$0	$(458)	$(677)	$(371)	$454	$83
BPS	431	1,466	0	1,897	(1,775)	0	0	(1,775)	122	(170)	(48)
BRC	0	133	0	133	0	0	0	0	133	(180)	(47)
CBK	445	414	122	981	(1,473)	(474)	0	(1,947)	(966)	1,119	153
DUB	0	1,052	3,958	5,010	(797)	(266)	0	(1,063)	3,947	(17,863)	(13,916)
FBF	227	213	51,783	52,223	0	(11)	(122)	(133)	52,090	(54,440)	(2,350)
GLM	1,091	699	0	1,790	(11)	(833)	(74)	(918)	872	(850)	22
HUS	64	0	0	64	(453)	0	0	(453)	(389)	330	(59)
IND	0	0	0	0	(149)	0	0	(149)	(149)	0	(149)
JPM	52	181	163	396	(685)	(80)	0	(765)	(369)	0	(369)
MEI	0	0	6,255	6,255	0	0	0	0	6,255	(7,540)	(1,285)
MSB	43	0	0	43	(337)	0	0	(337)	(294)	484	190
MYC	0	4,193	0	4,193	0	(1,042)	0	(1,042)	3,151	(3,328)	(177)
NAB	18	0	0	18	0	0	0	0	18	0	18
RBC	4	0	0	4	0	0	0	0	4	0	4
RYL	0	16	0	16	0	(21)	0	(21)	(5)	0	(5)
TOR	43	0	0	43	(374)	0	0	(374)	(331)	274	(57)
UAG	0	0	0	0	(371)	0	0	(371)	(371)	419	48

Total Over the Counter	$2,429	$8,581	$62,362	$73,372	$(6,644)	$(2,727)	$(654)	$(10,025)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

86	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$92	$0	$0	$92
Futures	0	0	0	0	264	264
Swap Agreements	0	2	0	0	114	116

	$0	$2	$92	$0	$378	$472

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,429	$0	$2,429
Purchased Options	0	0	0	1,229	7,352	8,581
Swap Agreements	0	0	61,810	0	552	62,362

	$0	$0	$61,810	$3,658	$7,904	$73,372

	$0	$2	$61,902	$3,658	$8,282	$73,844

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$314	$0	$118	$432
Futures	0	0	0	0	55	55
Swap Agreements	0	13	0	0	532	545

	$0	$13	$314	$0	$705	$1,032

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,644	$0	$6,644
Written Options	0	0	0	386	2,341	2,727
Swap Agreements	0	458	122	0	74	654

	$0	$458	$122	$7,030	$2,415	$10,025

	$0	$471	$436	$7,030	$3,120	$11,057

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(530)	$0	$(133)	$(663)
Written Options	0	0	399	0	1,400	1,799
Futures	0	0	4,034	0	(2,577)	1,457
Swap Agreements	0	(108)	0	0	(10,770)	(10,878)

	$0	$(108)	$3,903	$0	$(12,080)	$(8,285)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,035	$0	$4,035
Purchased Options	0	(1)	0	(1,032)	(689)	(1,722)
Written Options	0	6	0	2,103	424	2,533
Swap Agreements	0	(1,059)	(2,720)	(8)	613	(3,174)

	$0	$(1,054)	$(2,720)	$5,098	$348	$1,672

	$0	$(1,162)	$1,183	$5,098	$(11,732)	$(6,613)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(105)	$0	$0	$(105)
Written Options	0	0	81	0	42	123
Futures	0	0	0	0	1,396	1,396
Swap Agreements	0	(131)	0	0	28,763	28,632

	$0	$(131)	$(24)	$0	$30,201	$30,046

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	87

Schedule of Investments PIMCO RAE Fundamental PLUS International Fund (Cont.)

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,365)	$0	$(2,365)
Purchased Options	0	1	0	626	(1,167)	(540)
Written Options	0	(6)	0	151	(11)	134
Swap Agreements	0	2,461	115,904	0	1,237	119,602

	$0	$2,456	$115,904	$(1,588)	$59	$116,831

	$0	$2,325	$115,880	$(1,588)	$30,260	$146,877

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$4,894	$41	$4,935
Corporate Bonds & Notes
Banking & Finance	0	67,658	0	67,658
Industrials	0	13,436	0	13,436
Utilities	0	10,381	0	10,381
Municipal Bonds & Notes
Colorado	0	671	0	671
Illinois	0	897	0	897
New York	0	3,920	0	3,920
Ohio	0	2,880	0	2,880
U.S. Government Agencies	0	14,936	0	14,936
U.S. Treasury Obligations	0	268,985	0	268,985
Non-Agency Mortgage-Backed Securities	0	69,433	4,987	74,420
Asset-Backed Securities	0	119,523	0	119,523
Sovereign Issues	0	4,871	0	4,871
Preferred Securities
Real Estate	0	3,092	0	3,092
Short-Term Instruments
Certificates of Deposit	0	19,349	0	19,349
Commercial Paper	0	2,648	0	2,648
Repurchase Agreements	0	454	0	454
Short-Term Notes	0	1,599	0	1,599
Japan Treasury Bills	0	50,394	0	50,394
U.S. Treasury Bills	0	273	0	273

	$0	$660,294	$5,028	$665,322

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$294,362	$0	$0	$294,362

Total Investments	$294,362	$660,294	$5,028	$959,684

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(1,935)	$0	$(1,935)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	264	208	0	472
Over the counter	0	73,372	0	73,372

	$264	$73,580	$0	$73,844

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(55)	(977)	0	(1,032)
Over the counter	0	(10,025)	0	(10,025)

	$(55)	$(11,002)	$0	$(11,057)

Total Financial Derivative Instruments	$209	$62,578	$0	$62,787

Totals	$294,571	$720,937	$5,028	$1,020,536

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

88	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental PLUS Small Fund

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 67.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%
Hilton Worldwide Finance LLC
2.928% - 2.982% due 10/25/2023		$552	$557
3.500% due 10/26/2020		41	41
OGX
13.000% due 04/10/2049 ^		62	17

Total Loan Participations and Assignments (Cost $643)			615

CORPORATE BONDS & NOTES 6.4%

BANKING & FINANCE 4.2%
Aviation Loan Trust
3.241% due 12/15/2022		651	592
Barclays PLC
3.200% due 08/10/2021		300	300
Blackstone CQP Holdco LP
6.500% due 03/20/2021		100	100
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		250	246
General Motors Financial Co., Inc.
2.420% due 10/04/2019		300	305
Goldman Sachs Group, Inc.
2.209% due 11/15/2021		100	101
HBOS PLC
6.750% due 05/21/2018		400	419
HSBC Holdings PLC
2.650% due 01/05/2022		200	206
4.300% due 03/08/2026		200	208
International Lease Finance Corp.
7.125% due 09/01/2018		500	535
Lloyds Bank PLC
12.000% due 12/16/2024 (e)		100	135
Navient Corp.
5.500% due 01/15/2019		100	104
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (e)	EUR	30	36
Volkswagen Bank GmbH
0.081% due 11/27/2017		100	107

			3,394

INDUSTRIALS 1.9%
AbbVie, Inc.
3.600% due 05/14/2025		$100	100
Anheuser-Busch InBev Finance, Inc.
3.650% due 02/01/2026		200	203
Charter Communications Operating LLC
4.464% due 07/23/2022		200	211
4.908% due 07/23/2025		200	211
6.484% due 10/23/2045		100	116
CNPC General Capital Ltd.
2.750% due 05/14/2019		200	202
CVS Health Corp.
5.125% due 07/20/2045		100	110
Kinder Morgan Energy Partners LP
5.000% due 10/01/2021		200	215
OGX Austria GmbH
8.375% due 04/01/2022 ^		1,000	0
8.500% due 06/01/2018 ^		600	0
QUALCOMM, Inc.
4.800% due 05/20/2045		100	104
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		30	30
2.400% due 09/23/2021		60	59

			1,561

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.3%
AT&T, Inc.
1.617% due 01/15/2020	$100	$101
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022	215	118
Verizon Communications, Inc.
4.812% due 03/15/2039	21	21

		240

Total Corporate Bonds & Notes (Cost $6,537)		5,195

MUNICIPAL BONDS & NOTES 0.4%

ILLINOIS 0.3%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	100	101
7.750% due 01/01/2042	100	103

		204

OHIO 0.1%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.750% due 06/01/2034	100	95

Total Municipal Bonds & Notes (Cost $279)		299

U.S. GOVERNMENT AGENCIES 0.9%
Freddie Mac
5.000% due 04/15/2041	400	457
5.500% due 03/15/2034	264	296

Total U.S. Government Agencies (Cost $736)		753

U.S. TREASURY OBLIGATIONS 26.5%
U.S. Treasury Bonds
2.500% due 02/15/2046	600	538
U.S. Treasury Inflation Protected Securities (d)
2.375% due 01/15/2027	3,733	4,418
U.S. Treasury Notes
1.375% due 09/30/2020	3,600	3,564
1.375% due 10/31/2020	1,900	1,879
1.500% due 08/15/2026	800	740
1.750% due 12/31/2020	5,800	5,805
2.000% due 11/30/2020 (h)(j)	1,050	1,061
2.000% due 11/15/2026	300	290
2.125% due 08/31/2020	3,000	3,047

Total U.S. Treasury Obligations (Cost $21,584)		21,342

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.1%
Banc of America Mortgage Trust
3.535% due 01/25/2035	89	84
3.593% due 02/25/2034	65	65
Bear Stearns Adjustable Rate Mortgage Trust
2.910% due 02/25/2036	66	66
Bear Stearns ALT-A Trust
3.127% due 11/25/2035 ^	932	846
Chase Mortgage Finance Trust
6.000% due 11/25/2036 ^	200	164
ChaseFlex Trust
1.282% due 07/25/2037	567	449
Citigroup Mortgage Loan Trust, Inc.
2.930% due 10/25/2035	40	40
3.044% due 08/25/2035	40	39
3.067% due 08/25/2035 ^	158	110
Countrywide Alternative Loan Trust
1.152% due 11/25/2036	1,207	1,102
1.276% due 11/20/2035	78	63
2.038% due 08/25/2035	43	37
2.118% due 01/25/2036	186	174

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
1.642% due 02/25/2035		$54	$46
3.007% due 10/20/2034		289	259
3.155% due 08/25/2034		99	95
Credit Suisse First Boston Mortgage Securities Corp.
5.000% due 07/25/2020		23	23
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 03/25/2037 ^		166	141
Deutsche ALT-A Securities, Inc.
1.482% due 02/25/2035		605	569
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		103	89
GSR Mortgage Loan Trust
3.144% due 11/25/2035		65	65
3.163% due 11/25/2035		114	110
5.500% due 01/25/2037		322	320
JPMorgan Chase Commercial Mortgage Securities Re-REMIC Trust
2.362% due 01/15/2033		100	100
JPMorgan Mortgage Trust
3.199% due 07/25/2035		555	547
Luminent Mortgage Trust
1.222% due 04/25/2036		478	371
Morgan Stanley Mortgage Loan Trust
2.996% due 06/25/2036		30	30
Morgan Stanley Re-REMIC Trust
1.315% due 02/26/2037		319	258
5.250% due 05/26/2037		306	279
Structured Adjustable Rate Mortgage Loan Trust
1.282% due 08/25/2036 ^		547	426
Structured Asset Mortgage Investments Trust
1.212% due 02/25/2036 ^		1,072	944
Structured Asset Securities Corp.
6.000% due 05/25/2034		11	11
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.482% due 12/25/2033		4	4
Thornburg Mortgage Securities Trust
2.994% due 06/25/2047 ^		505	455
5.750% due 06/25/2047		32	29
WaMu Mortgage Pass-Through Certificates Trust
1.262% due 11/25/2045		66	59
2.116% due 08/25/2046		377	355
Wells Fargo Mortgage-Backed Securities Trust
3.050% due 11/25/2036 ^		96	91

Total Non-Agency Mortgage-Backed Securities (Cost $7,793)			8,915

ASSET-BACKED SECURITIES 4.0%
CIT Mortgage Loan Trust
2.332% due 10/25/2037		281	280
Countrywide Asset-Backed Certificates Trust
1.582% due 08/25/2035		11	11
EMC Mortgage Loan Trust
1.228% due 05/25/2043		200	197
HSI Asset Securitization Corp. Trust
1.162% due 04/25/2037		1,363	962
IXIS Real Estate Capital Trust
1.662% due 02/25/2036		2	2
JPMorgan Mortgage Acquisition Corp.
1.172% due 05/25/2035		137	135
Lockwood Grove CLO Ltd.
2.508% due 04/25/2025		300	300
Morgan Stanley ABS Capital, Inc. Trust
1.197% due 03/25/2037		1,485	744
Morgan Stanley Dean Witter Capital, Inc. Trust
1.962% due 02/25/2033		502	480
SLM Student Loan Trust
0.007% due 06/17/2024	EUR	121	127

Total Asset-Backed Securities (Cost $2,793)			3,238

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	89

Schedule of Investments PIMCO RAE Fundamental PLUS Small Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.2%
Brazil Government International Bond
5.625% due 02/21/2047	$200	$195

Total Sovereign Issues (Cost $193)		195

	SHARES
COMMON STOCKS 0.0%

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR	25,380	0

Total Common Stocks (Cost $0)		0

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 17.0%

CERTIFICATES OF DEPOSIT 2.2%
Barclays Bank PLC
1.804% due 11/06/2017	$200	201
Credit Suisse AG
1.920% due 09/12/2017	200	201
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017	100	100
Natixis S.A.
1.846% due 09/25/2017	400	401
Norinchukin Bank
1.733% due 10/11/2017	400	401
Sumitomo Mitsui Banking Corp.
1.831% due 09/15/2017	100	100
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017	100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.882% due 09/18/2017		$300	$301

			1,805

COMMERCIAL PAPER 0.6%
Engie
1.638% due 10/04/2017		200	198
NiSource Finance Corp.
1.404% due 04/13/2017		250	250

			448

REPURCHASE AGREEMENTS (f) 1.3%
			1,081

SHORT-TERM NOTES 7.2%
Federal Home Loan Bank
0.720% due 04/07/2017 (b)(c)		2,200	2,200
0.730% due 04/17/2017 (b)(c)		2,300	2,299
0.751% due 04/17/2017 - 05/11/2017 (b)(c)		1,000	1,000
0.761% due 04/26/2017 (b)(c)		200	200
Kraft Heinz Foods Co.
1.600% due 06/30/2017		100	100

			5,799

JAPAN TREASURY BILLS 5.7%
(0.315)% due 04/10/2017 - 04/24/2017 (a)(b)	JPY	510,000	4,581

Total Short-Term Instruments (Cost $13,559)			13,714

Total Investments in Securities (Cost $54,117)			54,266

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 29.5%

SHORT-TERM INSTRUMENTS 29.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 29.5%
PIMCO Short-Term Floating NAV Portfolio III	2,410,601	$23,831

Total Short-Term Instruments (Cost $23,830)		23,831

Total Investments in Affiliates (Cost $23,830)		23,831

Total Investments 96.8% (Cost $77,947)		$78,097

Financial Derivative Instruments (g)(i) 2.8% (Cost or Premiums, net $(678))		2,296

Other Assets and Liabilities, net 0.4%		287

Net Assets 100.0%		$80,680

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$1,081	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(1,103)	$1,081	$1,081

Total Repurchase Agreements						$(1,103)	$1,081	$1,081

SHORT SALES:

SHORT SALES ON U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Treasury Notes	1.125%	09/30/2021	$200	$(193)	$(194)

Total Short Sales				$(193)	$(194)

90	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$1,081	$0	$0	$0	$1,081	$(1,103)	$(22)

Master Securities Forward Transaction Agreement
NOM	0	0	0	(194)	(194)	0	(194)

Total Borrowings and Other Financing Transactions	$1,081	$0	$0	$(194)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(170) at a weighted average interest rate of 0.515%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE Volatility S&P 500	16.000	05/17/2017	112	$22	$10

Total Purchased Options				$22	$10

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$125.000	04/21/2017	31	$(13)	$(10)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOE Volatility S&P 500	14.000	05/17/2017	112	$(29)	$(15)
Put - CBOE Volatility S&P 500	14.000	05/17/2017	112	(16)	(20)

				$(45)	$(35)

Total Written Options				$(58)	$(45)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	Long	06/2017	3	$6	$1	$0
Call Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	11	(6)	1	(2)
Euro-Bobl June Futures	Long	06/2017	12	(11)	1	0
Euro-Bund 10-Year Bond June Futures	Long	06/2017	11	9	3	0
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	12	(1)	5	0
Put Options Strike @ EUR 131.000 on Euro-Bobl June Futures	Short	05/2017	31	(2)	2	0
Put Options Strike @ EUR 131.500 on Euro-Bobl June Futures	Short	05/2017	31	(3)	2	0
Put Options Strike @ EUR 132.000 on Euro-Bobl June Futures	Long	05/2017	31	4	0	(3)
Put Options Strike @ EUR 159.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	11	5	1	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	91

Schedule of Investments PIMCO RAE Fundamental PLUS Small Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	Short	06/2017	2	$0	$0	$0
U.S. Treasury 5-Year Note June Futures	Short	06/2017	3	(1)	0	(1)
U.S. Treasury 10-Year Note June Futures	Long	06/2017	55	15	12	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2017	22	16	7	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	24	20	8	0
United Kingdom Long Gilt June Futures	Long	06/2017	1	3	1	0

Total Futures Contracts				$54	$44	$(6)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Volkswagen International Finance NV	1.000%	12/20/2017	0.223%	EUR	100	$1	$0	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-25 5-Year Index	5.000%	12/20/2020	$1,862	$(156)	$(151)	$0	$(1)
CDX.IG-27 5-Year Index	1.000	12/20/2021	1,700	(32)	(16)	0	(1)
CDX.IG-28 5-Year Index	1.000	06/20/2022	2,300	(39)	(2)	0	(1)

				$(227)	$(169)	$0	$(3)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.750%	12/16/2046	CAD	500	$52	$(7)	$2	$0
Pay(5)	3-Month USD-LIBOR	2.200	11/24/2018	$	8,800	43	3	2	0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		10,100	(51)	(22)	0	(2)
Pay(5)	3-Month USD-LIBOR	1.250	06/21/2019		16,700	155	(14)	0	(6)
Receive(5)	3-Month USD-LIBOR	3.000	11/25/2020		4,500	(28)	(2)	0	(1)
Receive	3-Month USD-LIBOR	1.500	12/21/2021		600	(12)	(23)	1	0
Pay	3-Month USD-LIBOR	2.250	12/16/2022		1,800	(22)	82	0	(2)
Pay(5)	3-Month USD-LIBOR	2.500	12/15/2023		5,700	(17)	(10)	2	0
Receive(5)	3-Month USD-LIBOR	2.750	12/15/2026		4,000	11	15	0	(2)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		4,800	250	207	0	(8)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		2,000	(38)	0	0	(3)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		1,350	43	148	0	(2)
Receive	3-Month USD-LIBOR	2.250	09/14/2046		500	48	61	0	(1)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		1,900	172	337	0	(3)
Receive(5)	3-Month USD-LIBOR	2.285	05/25/2048		800	81	91	0	(1)
Receive(5)	6-Month EUR-EURIBOR	1.000	09/20/2027	EUR	100	(1)	(1)	0	0
Pay(5)	6-Month EUR-EURIBOR	2.036	02/03/2037		1,800	18	18	0	(4)
Receive	6-Month GBP-LIBOR	2.000	03/18/2022	GBP	500	(36)	(31)	0	(2)
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027		900	(29)	(16)	0	(5)
Receive(5)	6-Month GBP-LIBOR	2.040	02/01/2037		300	(10)	(10)	0	(1)
Receive(5)	6-Month GBP-LIBOR	2.043	02/01/2037		1,300	(46)	(45)	0	(6)
Receive(5)	6-Month GBP-LIBOR	1.750	03/21/2048		300	(31)	(15)	0	(4)
Receive	6-Month JPY-LIBOR	0.500	09/20/2046	JPY	60,000	53	29	2	0
Pay	28-Day MXN-TIIE	5.615	05/21/2021	MXN	4,100	(13)	(13)	0	0
Pay	28-Day MXN-TIIE	5.640	06/04/2021		5,000	(15)	(15)	0	0
Pay	28-Day MXN-TIIE	5.660	11/09/2021		6,100	(20)	(20)	1	0

						$557	$747	$10	$(53)

Total Swap Agreements						$331	$578	$10	$(56)

92	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(h)	Securities with an aggregate market value of $101 have been pledged as collateral as of March 31, 2017 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Cash of $1,000 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$10	$44	$10	$64	$(45)	$(6)	$(56)	$(107)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	EUR	1,768		$1,875	$0	$(11)
	05/2017	NOK	3,300		384	0	(1)
BPS	04/2017	BRL	4,138		1,281	11	(52)
	04/2017		$1,306	BRL	4,138	16	0
	04/2017		977	EUR	921	5	0
	05/2017		387	SEK	3,475	2	0
	12/2018	JPY	70,000		$638	0	(14)
CBK	04/2017		440,000		3,838	0	(116)
	05/2017		$1	AUD	2	0	0
	05/2017		291	RUB	17,505	16	0
	12/2018	JPY	130,000		$1,186	0	(24)
	12/2018		$1,812	JPY	200,000	50	0
DUB	04/2017	BRL	2,400		$738	0	(28)
	04/2017	RUB	20,635		345	0	(20)
	04/2017		$770	BRL	2,400	0	(4)
GLM	04/2017	EUR	55		$58	0	0
	04/2017		$66	EUR	62	0	0
	04/2017		1,587	JPY	180,300	32	0
	04/2017		460	MXN	9,579	50	0
	05/2017	SEK	3,470		$394	6	0
HUS	04/2017	JPY	254,800		2,269	0	(20)
	01/2021	BRL	330		51	0	(33)
IND	05/2017		$394	NOK	3,270	0	(13)
JPM	04/2017	BRL	2,602		$795	0	(36)
	04/2017		$832	BRL	2,602	3	(4)
	04/2017		453	EUR	422	0	(3)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	93

Schedule of Investments PIMCO RAE Fundamental PLUS Small Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MSB	04/2017	BRL	697		$202	$0	$(21)
	04/2017		$220	BRL	697	3	0
SCX	04/2017	BRL	260		$83	0	0
	04/2017	MXN	19,759		983	0	(70)
	04/2017		$82	BRL	260	1	0
	05/2017		83		260	0	0
TOR	04/2017	BRL	2,611		$803	0	(30)
	04/2017		$828	BRL	2,611	6	0
UAG	04/2017	JPY	70,000		$603	0	(26)
WST	05/2017	GBP	76		95	0	(1)

Total Forward Foreign Currency Contracts						$201	$(527)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC EUR versus MXN	MXN	22.480	01/08/2018	EUR	584	$19	$58
	Put - OTC USD versus MXN		19.000	01/05/2018	$	783	7	25
FBF	Put - OTC EUR versus MXN		22.480	01/08/2018	EUR	184	6	18
GLM	Call - OTC USD versus JPY	JPY	118.280	08/21/2017	$	943	12	4
JPM	Put - OTC EUR versus USD	$	1.045	04/19/2017	EUR	400	0	1
	Call - OTC USD versus JPY	JPY	118.280	08/21/2017	$	500	5	2

							$49	$108

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	04/13/2018	$	100	$10	$2
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		100	10	13
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/13/2018		200	18	5
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		200	20	26
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	04/17/2019		400	46	18
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/17/2019		400	46	59
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750	10/12/2018	GBP	500	13	13
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	500	25	28
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		1,100	57	62
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	10/11/2018	GBP	500	13	14
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017	$	30,800	14	6
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		4,700	27	13
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.240	05/16/2018		300	30	7
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240	05/16/2018		300	30	40
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.285	05/23/2018		500	50	13
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	05/23/2018		500	50	64
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		750	36	42
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	05/28/2019		1,100	127	54
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/28/2019		1,100	127	157
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017		7,900	5	1

								$754	$637

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
BRC	Call - OTC 1-Year Interest Rate Floor (1)	0.150%	3-Month USD-LIBOR	11/28/2017	$20,200	$18	$9
SOG	Call - OTC 1-Year Interest Rate Floor	0.400	3-Month USD-LIBOR	10/26/2017	13,900	1	0

						$19	$9

94	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount	Cost(2)	Market Value
MYC	Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	0.000%	09/21/2017	$ 100	$9	$9

Total Purchased Options					$831	$763

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC EUR versus MXN	MXN	27.600	01/08/2018	EUR	584	$(19)	$(3)
	Put - OTC USD versus MXN		18.000	01/05/2018	$	1,566	(6)	(22)
FBF	Call - OTC EUR versus MXN		27.600	01/08/2018	EUR	184	(6)	(1)
	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$	144	(8)	0
GLM	Call - OTC CAD versus JPY	JPY	90.000	08/21/2017	CAD	1,235	(12)	(2)
JPM	Call - OTC CAD versus JPY		90.000	08/21/2017		600	(4)	(1)
	Call - OTC EUR versus USD	$	1.076	04/19/2017	EUR	400	(4)	(2)
	Put - OTC EUR versus USD		1.076	04/19/2017		400	(3)	(5)

							$(62)	$(36)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$ 2,700	$(28)	$(37)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	5,500	(59)	(75)
MYC	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017	13,700	(14)	(8)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018	3,700	(39)	(52)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018	1,000	(26)	(13)
RYL	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017	3,000	(5)	(2)

							$ (171)	$(187)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Call - OTC 1-Year Interest Rate Floor(1)	0.040%	3-Month USD-LIBOR	11/28/2017	$40,400	$(21)	$(8)
SOG	Call - OTC 1-Year Interest Rate Floor	0.000	3-Month USD-LIBOR	10/26/2017	13,900	0	0

						$(21)	$(8)

Total Written Options						$(254)	$(231)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		1,647		(490)		(773)		(129)		255
Notional Amount in $	$	20,406	$	94,318	$	(2,958)	$	(22,437)	$	(3,719)	$	85,610
Notional Amount in CAD	CAD	0	CAD	1,835	CAD	0	CAD	0	CAD	0	CAD	1,835
Notional Amount in EUR	EUR	6,604	EUR	8,221	EUR	0	EUR	(10,562)	EUR	(2,695)	EUR	1,568
Notional Amount in GBP	GBP	0	GBP	2,282	GBP	0	GBP	(1,800)	GBP	(482)	GBP	0
Premiums	$	(515)	$	(787)	$	215	$	607	$	168	$	(312)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Volvo Treasury AB	1.000%	03/20/2021	0.496%	EUR	100	$(5)	$7	$2	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	95

Schedule of Investments PIMCO RAE Fundamental PLUS Small Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$6,236	$ (1,280)	$516	$0	$(764)
	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	200	27	(2)	25	0
CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	300	40	(2)	38	0

					$ (1,213)	$512	$63	$(764)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month KRW-KORIBOR	1.260%	07/20/2026	KRW	160,000	$0	$8	$8	$0
CBK	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026		250,000	0	12	12	0
DUB	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026		330,000	0	17	17	0
GLM	Pay	CPTFEMU	0.993	03/30/2020	EUR	3,800	(1)	(28)	0	(29)
JPM	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	330,000	0	17	17	0

							$(1)	$26	$54	$(29)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	ERAUSST Index	15,552	1-Month USD-LIBOR less a specified spread	11/29/2017	$46,493	$0	$2,653	$2,653	$0
FBF	Receive	ERAUSST Index	9,962	1-Month USD-LIBOR less a specified spread	10/26/2017	31,327	0	154	154	0

							$0	$2,807	$2,807	$0

Total Swap Agreements							$(1,219)	$3,352	$2,926	$(793)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(j)	Securities with an aggregate market value of $687 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$0	$15	$35	$50	$(12)	$0	$(764)	$(776)	$(726)	$687	$(39)
BPS	34	108	2,653	2,795	(66)	0	0	(66)	2,729	(2,580)	149
BRC	0	22	0	22	0	(8)	0	(8)	14	0	14
CBK	66	28	50	144	(140)	(37)	0	(177)	(33)	0	(33)
DUB	0	83	17	100	(52)	(25)	0	(77)	23	(42)	(19)
FBF	0	18	154	172	0	(1)	0	(1)	171	0	171
GLM	88	66	0	154	0	(77)	(29)	(106)	48	0	48
HUS	0	0	0	0	(53)	0	0	(53)	(53)	0	(53)
IND	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)
JPM	3	17	17	37	(43)	(8)	0	(51)	(14)	0	(14)
MSB	3	0	0	3	(21)	0	0	(21)	(18)	0	(18)
MYC	0	405	0	405	0	(73)	0	(73)	332	(390)	(58)
RYL	0	1	0	1	0	(2)	0	(2)	(1)	0	(1)
SCX	1	0	0	1	(70)	0	0	(70)	(69)	0	(69)
TOR	6	0	0	6	(30)	0	0	(30)	(24)	0	(24)
UAG	0	0	0	0	(26)	0	0	(26)	(26)	0	(26)
WST	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)

Total Over the Counter	$201	$763	$2,926	$3,890	$(527)	$(231)	$(793)	$(1,551)

96	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$10	$0	$0	$10
Futures	0	0	0	0	44	44
Swap Agreements	0	0	0	0	10	10

	$0	$0	$10	$0	$54	$64

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$201	$0	$201
Purchased Options	0	0	0	108	655	763
Swap Agreements	0	65	2,807	0	54	2,926

	$0	$65	$2,807	$309	$709	$3,890

	$0	$65	$2,817	$309	$763	$3,954

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$35	$0	$10	$45
Futures	0	0	0	0	6	6
Swap Agreements	0	3	0	0	53	56

	$0	$3	$35	$0	$69	$107

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$527	$0	$527
Written Options	0	0	0	36	195	231
Swap Agreements	0	764	0	0	29	793

	$0	$764	$0	$563	$224	$1,551

	$0	$767	$35	$563	$293	$1,658

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	97

Schedule of Investments PIMCO RAE Fundamental PLUS Small Fund (Cont.)

March 31, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(57)	$0	$(19)	$(76)
Written Options	0	0	42	0	128	170
Futures	0	0	150	0	(1,143)	(993)
Swap Agreements	0	(111)	0	0	(871)	(982)

	$0	$(111)	$135	$0	$(1,905)	$(1,881)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,388	$0	$2,388
Purchased Options	0	0	0	(98)	(64)	(162)
Written Options	0	0	0	217	39	256
Swap Agreements	0	125	10,943	0	(99)	10,969

	$0	$125	$10,943	$2,507	$(124)	$13,451

	$0	$14	$11,078	$2,507	$(2,029)	$11,570

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(12)	$0	$3	$(9)
Written Options	0	0	9	0	4	13
Futures	0	0	0	0	924	924
Swap Agreements	0	(116)	0	0	2,469	2,353

	$0	$(116)	$(3)	$0	$3,400	$3,281

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,078)	$0	$(2,078)
Purchased Options	0	0	0	57	(116)	(59)
Written Options	0	0	0	7	11	18
Swap Agreements	0	467	2,777	0	290	3,534

	$0	$467	$2,777	$(2,014)	$185	$1,415

	$0	$351	$2,774	$(2,014)	$3,585	$4,696

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$598	$17	$615
Corporate Bonds & Notes
Banking & Finance	0	3,394	0	3,394
Industrials	0	1,561	0	1,561
Utilities	0	240	0	240
Municipal Bonds & Notes
Illinois	0	204	0	204
Ohio	0	95	0	95
U.S. Government Agencies	0	753	0	753
U.S. Treasury Obligations	0	21,342	0	21,342
Non-Agency Mortgage-Backed Securities	0	8,915	0	8,915
Asset-Backed Securities	0	3,238	0	3,238
Sovereign Issues	0	195	0	195
Short-Term Instruments
Certificates of Deposit	0	1,805	0	1,805
Commercial Paper	0	448	0	448
Repurchase Agreements	0	1,081	0	1,081
Short-Term Notes	0	5,799	0	5,799
Japan Treasury Bills	0	4,581	0	4,581

	$0	$54,249	$17	$54,266

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$23,831	$0	$0	$23,831

Total Investments	$23,831	$54,249	$17	$78,097

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(194)	$0	$(194)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	44	20	0	64
Over the counter	0	3,890	0	3,890

	$44	$3,910	$0	$3,954

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(6)	(101)	0	(107)
Over the counter	0	(1,551)	0	(1,551)

	$(6)	$(1,652)	$0	$(1,658)

Total Financial Derivative Instruments	$38	$2,258	$0	$2,296

Totals	$23,869	$56,313	$17	$80,199

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

98	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 74.5%

CORPORATE BONDS & NOTES 16.9%

BANKING & FINANCE 12.2%
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (f)	EUR	1,000	$1,094
Banco Santander Chile
1.915% due 04/11/2017		$700	700
Bank of America Corp.
1.662% due 08/25/2017		100	100
2.650% due 04/01/2019		100	101
Barclays PLC
3.200% due 08/10/2021		1,200	1,202
Bear Stearns Cos. LLC
7.250% due 02/01/2018		1,300	1,359
Blackstone CQP Holdco LP
6.500% due 03/20/2021		300	301
BPCE S.A.
1.778% due 06/17/2017		900	901
BRFkredit A/S
2.000% due 04/01/2018	DKK	500	73
4.000% due 01/01/2018		1,900	282
Caixa Economica Federal
2.375% due 11/06/2017		$100	100
Credit Agricole S.A.
1.665% due 06/12/2017		2,000	2,001
Deutsche Bank AG
4.250% due 10/14/2021		1,000	1,026
Dexia Credit Local S.A.
2.000% due 01/22/2021	EUR	200	228
Ford Motor Credit Co. LLC
2.262% due 03/28/2019		$200	201
General Motors Financial Co., Inc.
2.420% due 10/04/2019		1,000	1,018
Goldman Sachs Group, Inc.
2.201% due 04/23/2020		1,300	1,319
2.209% due 11/15/2021		300	304
HBOS PLC
6.750% due 05/21/2018		100	105
HSBC Holdings PLC
2.650% due 01/05/2022		300	309
HSBC USA, Inc.
1.804% due 08/07/2018		500	502
International Lease Finance Corp.
7.125% due 09/01/2018		500	534
JPMorgan Chase & Co.
1.588% due 04/25/2018		1,100	1,105
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	332	455
Morgan Stanley
2.318% due 04/25/2018		$200	202
3.875% due 04/29/2024		600	618
5.950% due 12/28/2017		400	412
Nordea Kredit Realkreditaktieselskab
2.000% due 01/01/2018	DKK	900	132
Nykredit Realkredit A/S
1.000% due 01/01/2018		1,600	232
1.000% due 04/01/2018		3,600	524
1.000% due 07/01/2018		6,800	993
2.000% due 04/01/2018		4,800	706
2.000% due 07/01/2018		400	59
Realkredit Danmark A/S
1.000% due 01/01/2018		4,500	654
1.000% due 04/01/2018		7,300	1,063
2.000% due 04/01/2017		2,000	287
2.000% due 01/01/2018		1,900	278
2.000% due 04/01/2018		2,400	353
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (f)		$400	395
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	EUR	80	96
Swedbank Hypotek AB
1.375% due 03/28/2018		$500	499

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS AG
1.853% due 03/26/2018		$2,100	$2,109
Volkswagen Bank GmbH
0.081% due 11/27/2017	EUR	100	107

			25,039

INDUSTRIALS 3.3%
AbbVie, Inc.
2.500% due 05/14/2020		$200	202
3.600% due 05/14/2025		200	200
4.500% due 05/14/2035		100	100
4.700% due 05/14/2045		100	100
Actavis Funding SCS
4.750% due 03/15/2045		600	606
Anheuser-Busch InBev Finance, Inc.
3.650% due 02/01/2026		500	507
Charter Communications Operating LLC
4.464% due 07/23/2022		300	316
4.908% due 07/23/2025		400	423
6.384% due 10/23/2035		100	114
6.484% due 10/23/2045		100	116
6.834% due 10/23/2055		100	117
CNPC General Capital Ltd.
1.936% due 05/14/2017		200	200
2.750% due 05/14/2019		700	707
CVS Health Corp.
3.500% due 07/20/2022		200	206
Forest Laboratories LLC
4.875% due 02/15/2021		200	215
Kraft Heinz Foods Co.
2.000% due 07/02/2018		100	100
3.500% due 07/15/2022		100	102
3.950% due 07/15/2025		100	102
5.000% due 07/15/2035		100	104
5.200% due 07/15/2045		100	104
Roche Holdings, Inc.
1.492% due 09/30/2019		1,600	1,608
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		190	189
2.400% due 09/23/2021		160	157
Zimmer Biomet Holdings, Inc.
4.250% due 08/15/2035		318	300

			6,895

UTILITIES 1.4%
AT&T, Inc.
3.000% due 06/30/2022		600	597
4.500% due 05/15/2035		100	94
5.000% due 03/01/2021		100	108
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		72	40
Petrobras Global Finance BV
3.750% due 01/14/2021	EUR	500	552
8.375% due 05/23/2021		$500	567
Sprint Communications, Inc.
8.375% due 08/15/2017		400	409
SSE PLC
5.625% due 10/01/2017 (f)	EUR	500	547

			2,914

Total Corporate Bonds & Notes (Cost $35,082)			34,848

U.S. GOVERNMENT AGENCIES 0.3%
Fannie Mae
1.042% due 07/25/2037		$19	19
Freddie Mac
1.312% due 11/15/2043		462	462

Total U.S. Government Agencies (Cost $478)			481

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 16.0%
U.S. Treasury Bonds
3.000% due 11/15/2044		$500	$498
3.125% due 08/15/2044		6,300	6,422
U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2022		6,442	6,496
0.125% due 01/15/2023 (j)		3,788	3,789
0.125% due 07/15/2024		5,114	5,071
0.375% due 07/15/2023		2,609	2,653
0.375% due 01/15/2027		201	200
0.625% due 01/15/2026		613	625
2.375% due 01/15/2025		1,160	1,338
2.500% due 01/15/2029		1,018	1,246
U.S. Treasury Notes
1.875% due 11/30/2021 (i)(j)(l)		4,200	4,196
2.250% due 02/15/2027		300	296

Total U.S. Treasury Obligations (Cost $32,547)			32,830

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.8%
Banc of America Funding Trust
3.500% due 01/20/2047 ^		1,351	1,183
BCAP LLC Trust
1.192% due 05/25/2047		299	245
5.250% due 04/26/2037		679	666
Bear Stearns Adjustable Rate Mortgage Trust
3.121% due 08/25/2035		807	739
3.510% due 02/25/2034		289	291
3.574% due 01/25/2034		67	64
Bear Stearns ALT-A Trust
3.176% due 11/25/2036		467	418
Bear Stearns Structured Products, Inc. Trust
3.504% due 01/26/2036		2,082	1,905
Berica Residential MBS SRL
0.066% due 03/31/2048	EUR	116	123
Citigroup Commercial Mortgage Trust
2.123% due 09/10/2045 (a)		$908	56
Citigroup Mortgage Loan Trust, Inc.
2.760% due 09/25/2035		31	32
Claris Finance SRL
0.137% due 10/31/2060	EUR	428	457
Countrywide Alternative Loan Trust
1.058% due 12/25/2035		$31	28
1.192% due 07/25/2046		548	469
1.202% due 08/25/2047		1,893	1,838
1.382% due 08/25/2035		771	505
1.482% due 12/25/2035 ^		130	93
6.000% due 01/25/2037 ^		597	527
Countrywide Home Loan Mortgage Pass-Through Trust
3.023% due 10/20/2035		261	229
3.052% due 02/20/2036		741	577
3.097% due 11/25/2034		23	23
3.306% due 02/20/2036 ^		454	401
3.332% due 10/19/2032		17	16
Countrywide Home Loan Reperforming REMIC Trust
6.500% due 03/25/2035 ^		78	78
Credit Suisse First Boston Mortgage Securities Corp.
1.632% due 11/25/2031		53	44
Eurohome UK Mortgages PLC
0.494% due 06/15/2044	GBP	316	380
Hyatt Hotel Portfolio Trust
2.162% due 11/15/2029		$5,400	5,417
IndyMac Mortgage Loan Trust
3.090% due 05/25/2036 ^		148	127
3.432% due 06/25/2035 ^		324	286
JPMorgan Mortgage Trust
3.185% due 08/25/2036 ^		35	32
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.352% due 12/15/2030		11	10
Merrill Lynch Alternative Note Asset Trust
1.182% due 03/25/2037		3,683	1,572

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	99

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
1.232% due 11/25/2035		$4	$4
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037		645	590
Newgate Funding PLC
0.510% due 12/01/2050	GBP	900	1,011
Puma SE
2.415% due 10/18/2045	AUD	276	210
2.530% due 05/13/2045		281	214
RMAC PLC
0.005% due 06/12/2037	EUR	1,651	1,685
RMAC Securities PLC
0.496% due 06/12/2044	GBP	721	852
Structured Asset Mortgage Investments Trust
1.228% due 07/19/2035		$29	27
Thornburg Mortgage Securities Trust
2.994% due 06/25/2047 ^		36	33
WaMu Mortgage Pass-Through Certificates Trust
1.638% due 02/25/2046		58	56
Wells Fargo Commercial Mortgage Trust
1.942% due 02/15/2027		300	301
Wells Fargo Mortgage-Backed Securities Trust
3.153% due 03/25/2035		469	471

Total Non-Agency Mortgage-Backed Securities (Cost $25,524)			24,285

ASSET-BACKED SECURITIES 15.4%
ACAS CLO Ltd.
2.165% due 01/15/2027		400	400
ACE Securities Corp. Home Equity Loan Trust
1.602% due 02/25/2036 ^		536	473
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.897% due 01/25/2035		1,110	990
Amortizing Residential Collateral Trust
1.562% due 07/25/2032		825	790
Bear Stearns Asset-Backed Securities Trust
1.432% due 08/25/2036		300	269
2.377% due 01/25/2035		15	12
Citigroup Mortgage Loan Trust, Inc.
1.042% due 07/25/2045		311	220
1.142% due 12/25/2036		197	122
COA Summit CLO Ltd.
2.380% due 04/20/2023		85	85
Countrywide Asset-Backed Certificates
1.112% due 12/25/2036 ^		2,387	2,367
1.122% due 05/25/2035		1,248	1,052
1.122% due 08/25/2037		492	410
1.122% due 06/25/2047 ^		761	586
1.232% due 06/25/2047		300	246
1.342% due 02/25/2036		90	90
Fortress Credit BSL Ltd.
0.000% due 10/19/2025 (b)		200	200
Fortress Credit Investments Ltd.
2.273% due 07/17/2023		996	996
Franklin CLO Ltd.
1.268% due 08/09/2019		837	837
Fraser Sullivan CLO Ltd.
2.105% due 04/20/2023		603	603
Gallatin CLO Ltd.
2.293% due 07/15/2023		90	90
GSAMP Trust
1.122% due 06/25/2036		587	535
1.132% due 09/25/2036		1,471	693
2.632% due 10/25/2034		138	131
Hildene CLO Ltd.
0.000% due 01/17/2026 (b)		250	250
0.000% due 07/19/2026 (b)		500	500
HSI Asset Securitization Corp. Trust
1.092% due 12/25/2036		1,770	759
JPMorgan Mortgage Acquisition Corp.
1.687% due 09/25/2035		239	188
Lockwood Grove CLO Ltd.
2.508% due 04/25/2025		300	300

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Long Beach Mortgage Loan Trust
1.542% due 09/25/2034		$312	$292
Long Fellow Place CLO Ltd.
2.139% due 01/15/2024		300	300
MASTR Asset-Backed Securities Trust
1.222% due 08/25/2036		1,038	578
Morgan Stanley ABS Capital, Inc. Trust
1.062% due 09/25/2036		38	21
1.112% due 10/25/2036		142	115
Navient Private Education Loan Trust
1.612% due 09/16/2024		281	282
Northwoods Capital Ltd.
0.000% due 11/04/2025 (b)		250	250
OHA Credit Partners Ltd.
1.000% due 10/20/2025		500	500
OHA Loan Funding Ltd.
2.391% due 01/23/2027		900	902
OneMain Financial Issuance Trust
2.470% due 09/18/2024		298	299
Option One Mortgage Loan Trust
1.202% due 01/25/2037		165	97
Panther CDO BV
0.027% due 03/20/2084	EUR	98	104
Popular ABS Mortgage Pass-Through Trust
1.232% due 06/25/2047 ^		$851	816
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		2,598	1,543
Residential Asset Mortgage Products Trust
1.322% due 03/25/2036		2,700	2,232
2.632% due 11/25/2034		267	259
Residential Asset Securities Corp. Trust
1.132% due 08/25/2036		304	285
1.152% due 11/25/2036		814	737
Seneca Park CLO Ltd.
0.000% due 07/17/2026 (b)		300	300
Soundview Home Loan Trust
1.142% due 11/25/2036		150	140
Specialty Underwriting & Residential Finance Trust
1.957% due 12/25/2035		546	500
SpringCastle America Funding LLC
3.050% due 04/25/2029		869	875
Structured Asset Investment Loan Trust
1.957% due 09/25/2034		2,006	1,799
Structured Asset Securities Corp. Mortgage Loan Trust
1.162% due 05/25/2047		2,500	2,139
TICP CLO Ltd.
0.000% due 07/20/2026 (b)		600	600
WaMu Asset-Backed Certificates Trust
1.132% due 01/25/2037		2,109	1,586

Total Asset-Backed Securities (Cost $31,403)			31,745

SOVEREIGN ISSUES 0.6%
Brazil Government International Bond
5.625% due 02/21/2047		400	389
Korea Land & Housing Corp.
1.875% due 08/02/2017		900	900

Total Sovereign Issues (Cost $1,286)			1,289

SHORT-TERM INSTRUMENTS 13.5%

CERTIFICATES OF DEPOSIT 3.1%
Barclays Bank PLC
1.804% due 11/06/2017		1,000	1,002
Credit Suisse AG
1.920% due 09/12/2017		800	802
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017		300	301
Natixis S.A.
1.846% due 09/25/2017		1,300	1,303
Norinchukin Bank
1.733% due 10/12/2017		1,400	1,404

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sumitomo Mitsui Banking Corp.
1.831% due 09/15/2017		$400	$401
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017		300	301
1.882% due 09/18/2017		900	902

			6,416

COMMERCIAL PAPER 1.9%
Anthem, Inc.
1.230% due 04/10/2017		200	200
Enbridge Energy Partners LP
1.910% due 06/16/2017		250	249
1.910% due 06/19/2017		250	249
Enbridge, Inc.
1.250% due 05/01/2017		300	299
Engie
1.590% due 10/04/2017		300	298
ENI Finance USA, Inc.
1.500% due 07/17/2017		250	249
Monsanto Co.
1.350% due 04/25/2017		250	250
ONEOK Partners LP
1.550% due 04/24/2017		400	400
Plains All American Pipeline LP
1.700% due 04/06/2017		300	300
1.950% due 04/17/2017		250	250
Southern Co.
1.250% due 04/24/2017		250	250
Syngenta Wilmington, Inc.
2.000% due 09/14/2017		500	496
Viacom, Inc.
1.550% due 04/24/2017		400	400

			3,890

REPURCHASE AGREEMENTS (g) 0.3%
			694

SHORT-TERM NOTES 0.1%
Kraft Heinz Foods Co.
1.600% due 06/30/2017		200	200

JAPAN TREASURY BILLS 8.1%
(0.316)% due 04/10/2017 - 04/24/2017 (c)(d)	JPY	1,850,000	16,618

Total Short-Term Instruments (Cost $27,258)			27,818

Total Investments in Securities (Cost $153,578)			153,296

		SHARES
INVESTMENTS IN AFFILIATES 26.9%

SHORT-TERM INSTRUMENTS 26.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 26.9%
PIMCO Short-Term Floating NAV Portfolio III		5,599,805	55,360

Total Short-Term Instruments (Cost $55,341)			55,360

Total Investments in Affiliates (Cost $55,341)			55,360

Total Investments 101.4% (Cost $208,919)			$208,656

Financial Derivative Instruments (h)(k) 5.3% (Cost or Premiums, net $2,740)			10,952

Other Assets and Liabilities, net (6.7)%			(13,745)

Net Assets 100.0%			$205,863

100	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$694	U.S. Treasury Notes 1.625% due 12/31/2019(2)	$(710)	$694	$694

Total Repurchase Agreements						$(710)	$694	$694

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$694	$0	$0	$694	$(710)	$(16)

Total Borrowings and Other Financing Transactions	$694	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(3,187) at a weighted average interest rate of 0.615%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$96.000	05/26/2017	200	$2	$0

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE Volatility S&P 500	16.000	05/17/2017	368	$73	$34

Total Purchased Options				$75	$34

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$125.000	04/21/2017	88	$(38)	$(28)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	101

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

OPTIONS ON INDICES
Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOE Volatility S&P 500	14.000	05/17/2017	368	$(96)	$(51)
Put - CBOE Volatility S&P 500	14.000	05/17/2017	368	(51)	(66)

				$(147)	$(117)

Total Written Options				$(185)	$(145)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	30	$(17)	$2	$(5)
E-mini S&P 500 Index June Futures	Long	06/2017	5	(3)	0	(1)
Euro-Bund 10-Year Bond June Futures	Long	06/2017	38	53	12	(1)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	34	(1)	14	0
Put Options Strike @ EUR 131.000 on Euro-Bobl June Futures	Short	05/2017	85	(5)	5	0
Put Options Strike @ EUR 131.500 on Euro-Bobl June Futures	Short	05/2017	85	(8)	7	0
Put Options Strike @ EUR 132.000 on Euro-Bobl June Futures	Long	05/2017	85	12	0	(7)
Put Options Strike @ EUR 159.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	30	14	4	0
U.S. Treasury 2-Year Note June Futures	Long	06/2017	132	25	10	0
U.S. Treasury 5-Year Note June Futures	Long	06/2017	14	3	2	0
U.S. Treasury 10-Year Note June Futures	Long	06/2017	206	51	45	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2017	75	53	23	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	11	8	3	0
United Kingdom Long Gilt June Futures	Long	06/2017	13	40	6	(1)

Total Futures Contracts				$225	$133	$(15)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Volkswagen International Finance NV	1.000%	12/20/2017	0.223%	EUR	100	$1	$0	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.750%	12/16/2046	CAD	1,400	$147	$(21)	$5	$0
Pay(4)	3-Month USD-LIBOR	2.200	11/24/2018	$	30,800	150	12	7	0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		37,100	(293)	(119)	0	(8)
Receive(4)	3-Month USD-LIBOR	1.750	01/05/2019		1,400	0	0	0	0
Pay(4)	3-Month USD-LIBOR	1.250	06/21/2019		13,200	123	(11)	0	(5)
Receive(4)	3-Month USD-LIBOR	3.000	11/25/2020		15,700	(97)	(6)	0	(3)
Receive	3-Month USD-LIBOR	2.000	12/16/2020		18,100	151	(120)	13	0
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2022		9,500	400	5	0	(9)
Receive	3-Month USD-LIBOR	2.000	06/15/2023		1,600	7	40	0	(2)
Pay(4)	3-Month USD-LIBOR	2.500	12/15/2023		19,500	(59)	(34)	8	0
Receive(4)	3-Month USD-LIBOR	1.500	06/21/2024		13,200	683	42	0	(18)
Receive	3-Month USD-LIBOR	2.150	12/03/2025		2,400	23	49	0	(4)
Receive	3-Month USD-LIBOR	2.300	12/03/2025		500	(2)	6	0	(1)
Receive(4)	3-Month USD-LIBOR	2.750	12/15/2026		7,000	20	26	0	(3)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		9,000	473	104	0	(15)
Receive(4)	3-Month USD-LIBOR	1.500	06/21/2027		2,500	(216)	13	4	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		6,000	210	366	0	(10)
Receive	3-Month USD-LIBOR	2.250	09/14/2046		4,400	419	541	0	(7)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		3,800	344	653	0	(6)
Receive(4)	3-Month USD-LIBOR	2.285	05/25/2048		3,200	325	349	0	(5)
Pay(4)	6-Month EUR-EURIBOR	2.036	02/03/2037	EUR	4,700	46	46	0	(10)
Receive	6-Month GBP-LIBOR	2.000	03/18/2022	GBP	2,900	(209)	(185)	0	(9)
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027		1,800	(57)	(32)	0	(10)
Receive(4)	6-Month GBP-LIBOR	2.040	02/01/2037		800	(28)	(28)	0	(4)
Receive(4)	6-Month GBP-LIBOR	2.043	02/01/2037		3,400	(119)	(119)	0	(16)

102	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive(4)	6-Month GBP-LIBOR	1.750%	03/21/2048	GBP	800	$(82)	$(40)	$0	$(11)
Receive	6-Month JPY-LIBOR	0.500	09/20/2046	JPY	190,000	167	108	5	0
Pay	28-Day MXN-TIIE	6.075	09/21/2021	MXN	34,700	(82)	(82)	3	0
Pay	28-Day MXN-TIIE	5.675	11/09/2021		53,300	(176)	(260)	5	0
Receive	28-Day MXN-TIIE	6.062	02/09/2026		16,900	82	82	0	(3)

						$2,350	$1,385	$50	$(159)

Total Swap Agreements						$2,351	$1,385	$50	$(159)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(i)	Securities with an aggregate market value of $289 have been pledged as collateral as of March 31, 2017 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(j)	Securities with an aggregate market value of $1,186 and cash of $923 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$34	$133	$50	$217	$(145)	$(15)	$(159)	$(319)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	DKK	4,563		$678	$23	$0
	04/2017	EUR	10,001		10,608	0	(61)
	04/2017		$1,896	JPY	210,800	0	(2)
	05/2017	JPY	210,800		$1,898	2	0
	05/2017	NOK	8,905		1,035	0	(2)
	07/2017		$518	DKK	3,549	0	(6)
	01/2018	DKK	8,137		$1,190	6	0
	04/2018		1,435		211	0	0
	07/2018		7,619		1,129	6	0
BPS	04/2017	BRL	7,135		2,313	33	0
	04/2017		$2,252	BRL	7,135	27	0
	04/2017		829	DKK	5,682	0	(14)
	04/2017		7,957	EUR	7,418	14	(58)
	05/2017	EUR	4,923		$5,316	58	0
	05/2017		$1,043	SEK	9,375	5	0
	04/2018	DKK	7,528		$1,119	17	0
	12/2018	JPY	250,000		2,278	0	(49)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	103

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	04/2017	AUD	542		$415	$1	$0
	04/2017	JPY	1,580,000		13,782	0	(418)
	04/2017		$614	EUR	568	0	(8)
	06/2017		159	KRW	179,405	2	0
	12/2018	JPY	420,000		$3,831	0	(78)
	12/2018		$6,071	JPY	670,000	166	0
DUB	04/2017	BRL	7,892		$2,491	0	(30)
	04/2017	RUB	174,329		2,917	0	(169)
	04/2017		$2,503	BRL	7,892	18	0
FBF	04/2017	DKK	6,979		$1,010	9	0
	05/2017		$2,324	RUB	140,040	135	0
GLM	04/2017	EUR	153		$162	0	(1)
	04/2017		$148	DKK	1,022	0	(2)
	04/2017		145	EUR	137	1	0
	04/2017		2,747	GBP	2,211	23	0
	04/2017		4,408	JPY	500,700	90	0
	04/2017		727	MXN	15,138	79	0
	05/2017	GBP	2,211		$2,749	0	(23)
	05/2017	SEK	9,370		1,063	15	0
	05/2017	ZAR	3,914		284	0	(6)
	07/2017	DKK	1,022		149	2	0
	04/2018		11,517		1,708	22	(1)
HUS	04/2017	JPY	711,500		6,336	0	(55)
	01/2021	BRL	1,010		156	0	(102)
IND	05/2017		$1,064	NOK	8,830	0	(35)
JPM	04/2017		2,180	EUR	2,031	0	(14)
MSB	04/2017	GBP	2,211		$2,773	3	0
	01/2018	DKK	1,945		288	5	0
RBC	04/2017		3,635		529	8	0
	01/2018		1,740		251	0	(2)
SCX	04/2017	BRL	757		242	1	0
	04/2017	MXN	53,009		2,638	0	(187)
	04/2017		$239	BRL	757	3	0
	05/2017		241		757	0	(1)
UAG	04/2017	JPY	270,000		$2,324	0	(101)
	04/2017		$229	EUR	213	0	(2)

Total Forward Foreign Currency Contracts						$774	$(1,427)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC EUR versus MXN	MXN	22.480	01/08/2018	EUR	1,866	$59	$185
	Put - OTC USD versus MXN		19.000	01/05/2018	$	2,458	23	80
FBF	Put - OTC EUR versus MXN		22.480	01/08/2018	EUR	584	20	58
GLM	Call - OTC USD versus JPY	JPY	118.280	08/21/2017	$	2,557	32	10
JPM	Put - OTC EUR versus USD	$	1.045	04/19/2017	EUR	1,000	1	1
	Call - OTC USD versus JPY	JPY	118.280	08/21/2017	$	1,300	12	5

							$147	$339

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	04/13/2018	$	600	$58	$13
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		600	59	78
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/13/2018		1,200	111	27
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		1,200	122	157
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	04/17/2019		2,400	275	107
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/17/2019		2,400	275	355
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750	10/12/2018	GBP	1,700	45	44
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	6,100	310	342

104	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.670%	10/08/2018	GBP	1,200	$32	$35
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	3,500	176	196
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	10/11/2018	GBP	1,800	48	51
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017	$	104,400	49	19
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		15,800	90	43
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.240	05/16/2018		1,200	120	28
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240	05/16/2018		1,200	120	162
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.285	05/23/2018		2,200	218	58
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	05/23/2018		2,200	218	282
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	05/28/2019		4,400	507	217
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/28/2019		4,400	507	629
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017		30,700	18	5

								$3,358	$2,848

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost		Market Value
CBK	Call - OTC 1-Year Interest Rate Floor(1)	0.150%	3-Month USD-LIBOR	11/28/2017	$67,400	$	57	$31
SOG	Call - OTC 1-Year Interest Rate Floor	0.400	3-Month USD-LIBOR	10/26/2017	53,600		6	0

						$	63	$31

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount	Cost(2)	Market Value
MYC	Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	0.000%	09/21/2017	$200	$18	$18

Total Purchased Options					$3,586	$3,236

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)		Market Value
DUB	Call - OTC EUR versus MXN	MXN	27.600	01/08/2018	EUR	1,866	$	(60)	$	(8)
	Put - OTC USD versus MXN		18.000	01/05/2018	$	4,916		(20)		(70)
FBF	Call - OTC EUR versus MXN		27.600	01/08/2018	EUR	584		(20)		(3)
	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$	1,072		(57)		(1)
GLM	Call - OTC CAD versus JPY	JPY	90.000	08/21/2017	CAD	3,350		(32)		(7)
JPM	Call - OTC CAD versus JPY		90.000	08/21/2017		1,700		(12)		(3)
	Call - OTC EUR versus USD	$	1.076	04/19/2017	EUR	1,000		(8)		(4)
	Put - OTC EUR versus USD		1.076	04/19/2017		1,000		(9)		(12)

							$	(218)	$	(108)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)		Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$ 30,700	$	(319)	$	(420)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	19,100		(197)		(262)
MYC	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017	46,400		(49)		(29)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018	3,400		(90)		(44)
RYL	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017	11,800		(18)		(7)

							$	(673)	$	(762)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Call - OTC 1-Year Interest Rate Floor(1)	0.040%	3-Month USD-LIBOR	11/28/2017	$134,800	$(58)	$(26)
SOG	Call - OTC 1-Year Interest Rate Floor	0.000	3-Month USD-LIBOR	10/26/2017	53,600	0	0

						$(58)	$(26)

Total Written Options						$(949)	$(896)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	105

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		6,298		(2,173)		(2,892)		(409)		824
Notional Amount in $		$100,340		$350,514		$(30,916)		$(96,798)		$(17,352)		$305,788
Notional Amount in CAD	CAD	0	CAD	5,050	CAD	0	CAD	0	CAD	0	CAD	5,050
Notional Amount in EUR	EUR	20,434	EUR	25,470	EUR	0	EUR	(32,529)	EUR	(8,925)	EUR	4,450
Notional Amount in GBP	GBP	0	GBP	5,274	GBP	0	GBP	(3,600)	GBP	(1,674)	GBP	0
Premiums		$(3,505)		$(2,846)		$1,949		$2,596		$672		$(1,134)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	$	800	$107	$(6)	$101	$0
CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019		800	107	(5)	102	0

						$214	$(11)	$203	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month KRW-KORIBOR	1.260%	07/20/2026	KRW	590,000	$0	$30	$30	$0
CBK	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026		890,000	0	45	45	0
DUB	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026		1,190,000	0	60	60	0
GLM	Pay	CPTFEMU	0.993	03/30/2020	EUR	6,500	(1)	(48)	0	(49)
JPM	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	1,191,000	0	61	61	0

							$(1)	$148	$196	$(49)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	RALVEIUT Index	1,059,846	1-Month USD-LIBOR plus a specified spread	11/29/2017	$138,466	$0	$9,374	$9,374	$0
CBK	Receive	RALVEIUT Index	303,775	1-Month USD-LIBOR plus a specified spread	07/13/2017	42,674	0	(298)	0	(298)
	Receive	RALVEIUT Index	105,445	1-Month USD-LIBOR plus a specified spread	10/12/2017	14,760	0	(59)	0	(59)

							$0	$9,017	$9,374	$(357)

Total Swap Agreements							$213	$9,154	$9,773	$(406)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(l)	Securities with an aggregate market value of $859 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$37	$91	$131	$259	$(71)	$0	$0	$(71)	$188	$0	$188
BPS	154	646	9,374	10,174	(121)	0	0	(121)	10,053	(10,373)	(320)
BRC	0	44	0	44	0	0	0	0	44	0	44
CBK	169	373	147	689	(504)	(446)	(357)	(1,307)	(618)	859	241
DUB	18	300	60	378	(199)	(78)	0	(277)	101	(127)	(26)
FBF	144	58	0	202	0	(4)	0	(4)	198	0	198
GLM	232	206	0	438	(33)	(269)	(49)	(351)	87	0	87
HUS	0	0	0	0	(157)	0	0	(157)	(157)	0	(157)

106	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
IND	$0	$0	$0	$0	$(35)	$0	$0	$(35)	$(35)	$0	$(35)
JPM	0	57	61	118	(14)	(19)	0	(33)	85	(301)	(216)
MSB	8	0	0	8	0	0	0	0	8	(10)	(2)
MYC	0	1,456	0	1,456	0	(73)	0	(73)	1,383	(1,512)	(129)
RBC	8	0	0	8	(2)	0	0	(2)	6	0	6
RYL	0	5	0	5	0	(7)	0	(7)	(2)	0	(2)
SCX	4	0	0	4	(188)	0	0	(188)	(184)	0	(184)
UAG	0	0	0	0	(103)	0	0	(103)	(103)	0	(103)

Total Over the Counter	$774	$3,236	$9,773	$13,783	$(1,427)	$(896)	$(406)	$(2,729)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$34	$0	$0	$34
Futures	0	0	0	0	133	133
Swap Agreements	0	0	0	0	50	50

	$0	$0	$34	$0	$183	$217

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$774	$0	$774
Purchased Options	0	0	0	339	2,897	3,236
Swap Agreements	0	203	9,374	0	196	9,773

	$0	$203	$9,374	$1,113	$3,093	$13,783

	$0	$203	$9,408	$1,113	$3,276	$14,000

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$117	$0	$28	$145
Futures	0	0	1	0	14	15
Swap Agreements	0	0	0	0	159	159

	$0	$0	$118	$0	$201	$319

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,427	$0	$1,427
Written Options	0	0	0	108	788	896
Swap Agreements	0	0	357	0	49	406

	$0	$0	$357	$1,535	$837	$2,729

	$0	$0	$475	$1,535	$1,038	$3,048

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	107

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

March 31, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(212)	$0	$(55)	$(267)
Written Options	0	0	162	0	436	598
Futures	0	0	248	0	(2,642)	(2,394)
Swap Agreements	0	0	0	0	(2,173)	(2,173)

	$0	$0	$198	$0	$(4,434)	$(4,236)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,126	$0	$6,126
Purchased Options	0	0	0	(405)	(506)	(911)
Written Options	0	5	0	488	268	761
Swap Agreements	0	228	34,683	(1)	(291)	34,619

	$0	$233	$34,683	$6,208	$(529)	$40,595

	$0	$233	$34,881	$6,208	$(4,963)	$36,359

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(39)	$0	$7	$(32)
Written Options	0	0	30	0	10	40
Futures	0	0	(3)	0	2,284	2,281
Swap Agreements	0	0	0	0	6,178	6,178

	$0	$0	$(12)	$0	$8,479	$8,467

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,296)	$0	$(2,296)
Purchased Options	0	0	0	183	(399)	(216)
Written Options	0	(4)	0	118	113	227
Swap Agreements	0	(64)	(8,849)	0	929	(7,984)

	$0	$(68)	$(8,849)	$(1,995)	$643	$(10,269)

	$0	$(68)	$(8,861)	$(1,995)	$9,122	$(1,802)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$25,039	$0	$25,039
Industrials	0	6,895	0	6,895
Utilities	0	2,914	0	2,914
U.S. Government Agencies	0	481	0	481
U.S. Treasury Obligations	0	32,830	0	32,830
Non-Agency Mortgage-Backed Securities	0	24,285	0	24,285
Asset-Backed Securities	0	30,395	1,350	31,745
Sovereign Issues	0	1,289	0	1,289
Short-Term Instruments
Certificates of Deposit	0	6,416	0	6,416
Commercial Paper	0	3,890	0	3,890
Repurchase Agreements	0	694	0	694
Short-Term Notes	0	200	0	200
Japan Treasury Bills	0	16,618	0	16,618

	$0	$151,946	$1,350	$153,296

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$55,360	$0	$0	$55,360

Total Investments	$55,360	$151,946	$1,350	$208,656

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	133	84	0	217
Over the counter	0	13,783	0	13,783

	$133	$13,867	$0	$14,000

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(15)	(304)	0	(319)
Over the counter	0	(2,729)	0	(2,729)

	$(15)	$(3,033)	$0	$(3,048)

Total Financial Derivative Instruments	$118	$10,834	$0	$10,952

Totals	$55,478	$162,780	$1,350	$219,608

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

108	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 85.2%

CORPORATE BONDS & NOTES 14.9%

BANKING & FINANCE 12.4%
Ally Financial, Inc.
4.750% due 09/10/2018		$5,800	$5,974
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (f)		12,800	13,450
Banco de Credito e Inversiones
3.000% due 09/13/2017		3,500	3,516
Banco Santander S.A.
6.250% due 09/11/2021 (f)	EUR	3,200	3,382
Bank of America Corp.
2.000% due 01/11/2018		$600	602
2.018% due 04/01/2019		4,300	4,339
2.650% due 04/01/2019		1,000	1,012
5.650% due 05/01/2018		6,500	6,764
5.750% due 12/01/2017		1,200	1,232
6.000% due 09/01/2017		1,700	1,731
6.400% due 08/28/2017		1,000	1,019
7.625% due 06/01/2019		5,400	6,022
Barclays Bank PLC
10.179% due 06/12/2021		25,400	31,878
Barclays PLC
8.000% due 12/15/2020 (f)	EUR	800	926
Bear Stearns Cos. LLC
6.400% due 10/02/2017		$1,600	1,639
7.250% due 02/01/2018		17,500	18,292
Blackstone CQP Holdco LP
6.500% due 03/20/2021		5,000	5,022
BPCE S.A.
1.778% due 06/17/2017		16,600	16,618
BRFkredit A/S
2.000% due 04/01/2018	DKK	6,500	955
4.000% due 01/01/2018		23,700	3,515
CIT Group, Inc.
5.250% due 03/15/2018		$4,245	4,364
Credit Agricole S.A.
1.665% due 06/12/2017		25,800	25,818
Credit Suisse AG
6.500% due 08/08/2023		10,000	11,003
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		250	246
Deutsche Bank AG
4.250% due 10/14/2021		14,850	15,233
Eksportfinans ASA
5.500% due 06/26/2017		3,500	3,524
Ford Motor Credit Co. LLC
2.262% due 03/28/2019		2,000	2,006
General Motors Financial Co., Inc.
2.420% due 10/04/2019		12,300	12,516
2.625% due 07/10/2017		6,200	6,218
Goldman Sachs Group, Inc.
1.720% due 05/22/2017		4,500	4,504
2.061% due 10/23/2019		1,700	1,719
2.201% due 04/23/2020		5,800	5,884
2.209% due 11/15/2021		6,000	6,072
HBOS PLC
6.750% due 05/21/2018		3,000	3,142
HSBC Holdings PLC
2.650% due 01/05/2022		2,200	2,263
3.400% due 03/08/2021		1,900	1,944
4.300% due 03/08/2026		1,400	1,459
HSBC USA, Inc.
1.804% due 08/07/2018		2,100	2,108
JPMorgan Chase & Co.
1.588% due 04/25/2018		2,300	2,310
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	1,400	1,917
Macquarie Bank Ltd.
6.625% due 04/07/2021		$84	95
Mitsubishi UFJ Trust & Banking Corp.
1.600% due 10/16/2017		11,300	11,301

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
2.318% due 04/25/2018		$2,350	$2,375
5.500% due 01/26/2020		3,400	3,691
5.950% due 12/28/2017		3,600	3,712
Navient Corp.
5.500% due 01/15/2019		5,600	5,816
Nordea Kredit Realkreditaktieselskab
2.000% due 01/01/2018	DKK	13,100	1,918
Nykredit Realkredit A/S
1.000% due 01/01/2018		6,800	986
1.000% due 04/01/2018		26,200	3,817
1.000% due 07/01/2018		13,900	2,030
2.000% due 07/01/2017		19,800	2,858
2.000% due 04/01/2018		71,000	10,443
2.000% due 07/01/2018		6,600	970
Realkredit Danmark A/S
1.000% due 01/01/2018		74,200	10,780
1.000% due 04/01/2018		185,400	26,998
2.000% due 04/01/2017		12,800	1,836
2.000% due 01/01/2018		35,100	5,128
2.000% due 04/01/2018		56,100	8,246
Royal Bank of Canada
3.770% due 03/30/2018	CAD	3,700	2,855
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (f)		$700	692
8.000% due 08/10/2025 (f)		400	398
Stadshypotek AB
4.250% due 10/10/2017	AUD	400	309
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	EUR	1,160	1,398
Swedbank Hypotek AB
1.375% due 03/28/2018		$3,100	3,095
UBS AG
1.676% due 08/14/2019		9,800	9,834
1.853% due 03/26/2018		18,800	18,878
7.625% due 08/17/2022		950	1,101
Wachovia Corp.
1.401% due 06/15/2017		2,200	2,201
Wells Fargo & Co.
1.501% due 04/22/2019		8,900	8,932

			394,831

INDUSTRIALS 1.1%
AbbVie, Inc.
2.500% due 05/14/2020		800	806
3.200% due 11/06/2022		200	202
3.600% due 05/14/2025		700	701
4.500% due 05/14/2035		500	500
4.700% due 05/14/2045		400	400
Actavis Funding SCS
2.375% due 03/12/2020		600	614
4.750% due 03/15/2045		2,600	2,627
Charter Communications Operating LLC
4.464% due 07/23/2022		3,200	3,374
4.908% due 07/23/2025		2,200	2,327
6.384% due 10/23/2035		300	342
6.484% due 10/23/2045		900	1,042
6.834% due 10/23/2055		100	117
CNPC General Capital Ltd.
1.936% due 05/14/2017		5,500	5,502
2.750% due 05/14/2019		2,000	2,021
CVS Health Corp.
3.500% due 07/20/2022		200	206
Forest Laboratories LLC
4.875% due 02/15/2021		2,600	2,800
5.000% due 12/15/2021		400	434
Kraft Heinz Foods Co.
2.000% due 07/02/2018		400	401
3.500% due 07/15/2022		200	205
3.950% due 07/15/2025		100	102
5.000% due 07/15/2035		100	104
5.200% due 07/15/2045		300	312
Nakilat, Inc.
6.067% due 12/31/2033		1,500	1,732

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QUALCOMM, Inc.
4.800% due 05/20/2045		$1,000	$1,045
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		3,960	3,931
2.400% due 09/23/2021		5,040	4,941

			36,788

UTILITIES 1.4%
AT&T, Inc.
1.617% due 01/15/2020		4,700	4,733
4.500% due 05/15/2035		300	283
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		2,449	1,353
Petrobras Global Finance BV
3.750% due 01/14/2021	EUR	1,600	1,766
Sprint Communications, Inc.
8.375% due 08/15/2017		$17,400	17,805
SSE PLC
5.625% due 10/01/2017 (f)	EUR	1,000	1,094
Verizon Communications, Inc.
2.871% due 09/14/2018		$14,200	14,504
4.500% due 09/15/2020		1,600	1,707

			43,245

Total Corporate Bonds & Notes (Cost $472,636)			474,864

MUNICIPAL BONDS & NOTES 0.4%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		1,100	1,112
7.750% due 01/01/2042		1,800	1,853

			2,965

NEW YORK 0.1%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.668% due 11/15/2039		1,000	1,335

OHIO 0.0%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.834% due 02/15/2041		700	1,006

WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		6,270	6,014

Total Municipal Bonds & Notes (Cost $10,451)			11,320

U.S. GOVERNMENT AGENCIES 0.5%
Fannie Mae
3.500% due 11/01/2025 - 06/01/2045		594	614
Freddie Mac
1.312% due 11/15/2043		462	462
Ginnie Mae
3.500% due 05/15/2042 - 04/15/2045		13,764	14,279
NCUA Guaranteed Notes
1.148% due 11/06/2017		337	337

Total U.S. Government Agencies (Cost $15,671)			15,692

U.S. TREASURY OBLIGATIONS 34.8%
U.S. Treasury Bonds
2.500% due 02/15/2046		12,750	11,425

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	109

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 11/15/2044		$3,150	$3,135
3.000% due 05/15/2045		9,400	9,345
3.125% due 08/15/2044		26,800	27,320
U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2022 (k)		27,459	27,689
0.125% due 07/15/2024 (k)		80,700	80,019
0.250% due 01/15/2025 (k)		13,894	13,786
0.375% due 01/15/2027		503	501
0.625% due 01/15/2026		5,111	5,207
1.750% due 01/15/2028		4,985	5,644
2.375% due 01/15/2025		3,221	3,718
2.375% due 01/15/2027		93,935	111,152
2.500% due 01/15/2029		14,027	17,172
U.S. Treasury Notes
1.375% due 09/30/2020 (k)(m)		16,200	16,039
1.375% due 10/31/2020 (k)(m)		5,600	5,539
1.750% due 12/31/2020 (k)		30,900	30,925
1.750% due 05/15/2023 (m)		2,100	2,054
1.875% due 11/30/2021 (k)		90,400	90,301
1.875% due 08/31/2022 (k)		223,200	221,491
1.875% due 10/31/2022		141,400	140,063
2.000% due 11/30/2020 (j)(k)(m)		5,500	5,557
2.000% due 07/31/2022 (k)		81,000	80,975
2.000% due 11/15/2026		62,300	60,179
2.125% due 08/31/2020 (j)(k)(m)		10,600	10,767
2.125% due 11/30/2023 (m)		2,380	2,372
2.125% due 05/15/2025 (k)		72,750	71,649
2.250% due 12/31/2023 (m)		3,700	3,713
2.250% due 11/15/2024 (k)		15,000	14,961
2.250% due 11/15/2025 (k)		37,499	37,179
2.750% due 11/15/2023 (k)(m)		900	932

Total U.S. Treasury Obligations (Cost $1,106,743)			1,110,809

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.2%
Adjustable Rate Mortgage Trust
3.319% due 01/25/2036 ^		12,571	11,223
Ally Financial, Inc.
2.500% due 12/15/2017 (g)		5,000	4,987
Banc of America Mortgage Trust
3.406% due 05/25/2033		133	135
5.500% due 02/25/2035		810	815
BCAP LLC Trust
1.192% due 05/25/2047		298	245
5.250% due 04/26/2037		2,545	2,498
Bear Stearns Adjustable Rate Mortgage Trust
3.211% due 08/25/2035		2,220	2,082
3.510% due 02/25/2034		289	291
3.534% due 02/25/2036 ^		25	24
Bear Stearns ALT-A Trust
1.302% due 01/25/2047		15,941	12,415
1.462% due 02/25/2036		5,707	5,001
3.135% due 11/25/2036 ^		1,102	900
3.308% due 01/25/2036		2,544	2,363
Bear Stearns Structured Products, Inc. Trust
3.504% due 01/26/2036		6,214	5,686
Citigroup Commercial Mortgage Trust
2.123% due 09/10/2045 (a)		7,266	448
Citigroup Mortgage Loan Trust, Inc.
1.052% due 01/25/2037		2,828	2,130
5.500% due 07/25/2034		9,905	10,059
CitiMortgage Alternative Loan Trust
6.000% due 10/25/2037 ^		5,569	5,058
Claris Finance SRL
0.137% due 10/31/2060	EUR	1,869	1,993
Countrywide Alternative Loan Trust
1.173% due 12/20/2046 ^		$3,203	2,595
1.382% due 08/25/2035		3,684	2,413
6.000% due 08/25/2036 ^		4,434	3,901
6.000% due 03/25/2037 ^		1,294	855
Countrywide Asset-Backed Certificates
1.782% due 11/25/2035		241	239
Countrywide Home Loan Mortgage Pass-Through Trust
3.052% due 02/20/2036		3,157	2,459

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Reperforming REMIC Trust
6.500% due 03/25/2035 ^		$313	$311
Deutsche ALT-A Securities, Inc.
1.172% due 02/25/2037		6,888	5,642
Eddystone Finance PLC
0.880% due 04/19/2021	GBP	4,918	6,159
Farringdon Mortgages PLC
1.007% due 01/15/2037		705	879
Giovecca Mortgages SRL
0.271% due 04/23/2048	EUR	1,044	1,115
GSR Mortgage Loan Trust
3.087% due 09/25/2035		$541	561
3.144% due 11/25/2035		355	352
3.379% due 04/25/2036		256	235
6.250% due 10/25/2036 ^		2,002	1,896
HarborView Mortgage Loan Trust
1.128% due 01/25/2047		948	815
1.178% due 09/19/2046		393	321
1.218% due 12/19/2036 ^		59	49
JPMorgan Chase Commercial Mortgage Securities Re-REMIC Trust
2.362% due 01/15/2033		5,771	5,788
JPMorgan Mortgage Trust
6.000% due 06/25/2037		4,469	3,673
LB Commercial Mortgage Trust
6.007% due 07/15/2044		4,261	4,277
Lehman XS Trust
1.142% due 03/25/2047 ^		1,558	1,428
MASTR Alternative Loan Trust
6.500% due 12/25/2034		3,476	3,884
Merrill Lynch Alternative Note Asset Trust
1.182% due 03/25/2037		53,604	25,350
Merrill Lynch Mortgage Investors Trust
1.784% due 10/25/2035		20	19
Prime Mortgage Trust
1.382% due 02/25/2034		569	538
Residential Accredit Loans, Inc. Trust
1.182% due 05/25/2047		736	669
6.000% due 05/25/2037 ^		7,737	6,873
RMAC PLC
0.005% due 06/12/2037	EUR	1,621	1,654
Royal Bank of Scotland Capital Funding Trust
5.942% due 06/16/2049		$896	895
Structured Adjustable Rate Mortgage Loan Trust
2.132% due 12/25/2037 ^		10,167	7,849
Structured Asset Mortgage Investments Trust
1.112% due 03/25/2037		661	478
1.182% due 10/25/2036		3,434	2,937
1.192% due 05/25/2046		4,467	3,404
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.893% due 02/25/2032		8	7
3.084% due 01/25/2032		6	6
WaMu Mortgage Pass-Through Certificates Trust
2.038% due 08/25/2042		3	3
2.116% due 09/25/2046		914	886
Washington Mutual Mortgage Pass-Through Certificates Trust
1.102% due 10/25/2036 ^		10,204	5,050
1.388% due 02/25/2047 ^		13,511	10,230
2.932% due 02/25/2033		278	274
Wells Fargo Alternative Loan Trust
6.250% due 07/25/2037 ^		5,735	5,435
Wells Fargo Commercial Mortgage Trust
1.942% due 02/15/2027		7,300	7,317
Wells Fargo Mortgage-Backed Securities Trust
3.337% due 04/25/2036		151	139

Total Non-Agency Mortgage-Backed Securities (Cost $204,356)			198,213

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 14.4%
ACAS CLO Ltd.
2.165% due 01/15/2027	$7,200	$7,200
ACE Securities Corp. Home Equity Loan Trust
1.957% due 05/25/2034	3,006	2,812
1.957% due 07/25/2035	500	443
2.857% due 05/25/2034	509	467
Allegro CLO Ltd.
2.218% due 01/30/2026	13,500	13,516
Ameriquest Mortgage Securities Trust
1.222% due 10/25/2036	21,378	9,918
1.372% due 03/25/2036	400	389
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.897% due 01/25/2035	4,558	4,067
Argent Securities Trust
1.172% due 03/25/2036	6,143	4,621
Asset-Backed Funding Certificates Trust
1.982% due 06/25/2037	68	53
Citigroup Mortgage Loan Trust, Inc.
1.142% due 12/25/2036	954	589
1.222% due 10/25/2036	676	674
1.282% due 10/25/2036	13,066	11,190
4.574% due 10/25/2037	1,168	1,147
COA Summit CLO Ltd.
2.380% due 04/20/2023	85	85
Countrywide Asset-Backed Certificates
1.122% due 06/25/2035	2,906	2,302
1.122% due 03/25/2037	3,565	2,969
1.122% due 08/25/2037	1,784	1,485
1.122% due 06/25/2047 ^	819	632
1.132% due 01/25/2037	2,608	2,480
1.162% due 11/25/2047 ^	14,794	12,172
1.182% due 08/25/2036	15,969	15,527
1.182% due 06/25/2037 ^	2,344	1,738
1.182% due 06/25/2047	2,299	1,784
1.202% due 05/25/2047	5,000	3,713
1.212% due 05/25/2037	11,500	7,953
1.222% due 03/25/2036	2,234	1,825
1.232% due 01/25/2046	7,093	5,617
1.312% due 07/25/2036	721	608
Countrywide Asset-Backed Certificates Trust
1.112% due 04/25/2046	2,745	2,239
1.122% due 02/25/2037	4,635	3,998
1.122% due 03/25/2037	1,992	1,833
1.132% due 02/25/2037	581	575
1.132% due 03/25/2047	12,018	11,309
1.142% due 03/25/2037	690	672
1.242% due 09/25/2046	5,600	4,296
First Franklin Mortgage Loan Trust
1.092% due 12/25/2037	17,071	11,378
Fortress Credit BSL Ltd.
0.000% due 10/19/2025 (b)	3,100	3,100
Fortress Credit Investments Ltd.
2.273% due 07/17/2023	1,494	1,494
Franklin CLO Ltd.
1.268% due 08/09/2019	2,721	2,720
Fremont Home Loan Trust
1.132% due 10/25/2036	15,275	7,966
Gallatin CLO Ltd.
2.293% due 07/15/2023	1,929	1,928
GE-WMC Asset-Backed Pass-Through Certificates
1.232% due 12/25/2035	8,027	7,717
GSAMP Trust
2.632% due 10/25/2034	596	564
Hildene CLO Ltd.
0.000% due 01/17/2026 (b)	2,750	2,750
0.000% due 07/19/2026 (b)	7,300	7,300
Home Equity Loan Trust
1.142% due 04/25/2037	5,200	4,891
HSI Asset Securitization Corp. Trust
1.312% due 02/25/2036	5,000	4,077
JPMorgan Mortgage Acquisition Trust
1.072% due 07/25/2036	2,301	1,157

110	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.117% due 07/25/2036		$3,651	$2,626
1.222% due 11/25/2036		10,820	9,206
1.242% due 06/25/2037		5,600	5,134
Lockwood Grove CLO Ltd.
2.508% due 04/25/2025		3,600	3,598
Long Beach Mortgage Loan Trust
1.142% due 08/25/2036		18,211	9,564
Long Fellow Place CLO Ltd.
2.139% due 01/15/2024		3,400	3,400
Madison Park Funding Ltd.
2.329% due 08/15/2022		6,785	6,823
MASTR Asset-Backed Securities Trust
1.142% due 10/25/2036		7,177	4,576
1.222% due 08/25/2036		4,197	2,340
Merrill Lynch Mortgage Investors Trust
1.052% due 04/25/2047		10,336	6,062
Morgan Stanley ABS Capital, Inc. Trust
1.062% due 09/25/2036		173	97
1.112% due 10/25/2036		615	497
1.222% due 06/25/2036		3,973	2,661
1.232% due 03/25/2037		1,562	840
1.422% due 11/25/2035		4,688	3,755
1.912% due 03/25/2035		900	889
Morgan Stanley Home Equity Loan Trust
1.152% due 04/25/2037		5,895	3,745
Northwoods Capital Ltd.
0.000% due 11/04/2025 (b)		3,450	3,450
NovaStar Mortgage Funding Trust
1.152% due 11/25/2036		9,438	4,427
Octagon Investment Partners Ltd.
1.574% due 05/05/2023		2,661	2,664
OHA Credit Partners Ltd.
1.000% due 10/20/2025		7,200	7,200
OHA Loan Funding Ltd.
2.391% due 01/23/2027		11,700	11,732
OneMain Financial Issuance Trust
2.470% due 09/18/2024		2,681	2,689
Panther CDO BV
0.027% due 03/20/2084	EUR	324	344
Popular ABS Mortgage Pass-Through Trust
1.232% due 06/25/2047 ^		$3,616	3,467
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		16,632	9,881
6.998% due 09/25/2037 ^		2,427	1,483
Residential Asset Mortgage Products Trust
1.202% due 12/25/2036		8,872	7,370
1.398% due 07/25/2034		11,502	7,956
Residential Asset Securities Corp. Trust
1.132% due 08/25/2036		1,321	1,239
1.222% due 08/25/2036		11,000	8,447
1.422% due 12/25/2035		13,186	10,632
Securitized Asset-Backed Receivables LLC Trust
1.232% due 05/25/2036		2,270	1,376
Seneca Park CLO Ltd.
0.000% due 07/17/2026 (b)		4,400	4,400
SLM Student Loan Trust
0.035% due 12/15/2023	EUR	1,319	1,392
Soundview Home Loan Trust
1.092% due 02/25/2037		$547	217
1.132% due 06/25/2036		299	284
1.142% due 11/25/2036		690	646
1.222% due 07/25/2036		12,000	9,286
1.232% due 07/25/2037		4,360	3,312
2.282% due 10/25/2037		10,700	7,601
Specialty Underwriting & Residential Finance Trust
1.957% due 12/25/2035		2,341	2,142
SpringCastle America Funding LLC
3.050% due 04/25/2029		15,558	15,673
Structured Asset Investment Loan Trust
1.402% due 11/25/2035		12,000	9,692
Structured Asset Securities Corp. Mortgage Loan Trust
1.212% due 01/25/2037		5,006	3,358
1.322% due 02/25/2036		2,500	2,354

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.352% due 04/25/2036	$2,500	$2,282
1.432% due 05/25/2037	6,900	5,856
Structured Asset Securities Corp. Trust
1.442% due 09/25/2035	5,100	3,882
Symphony CLO LP
2.110% due 01/09/2023	6,077	6,093
TICP CLO Ltd.
0.000% due 07/20/2026 (b)	8,300	8,300
U.S. Residential Opportunity Fund Trust
3.475% due 07/27/2036	2,281	2,275
Venture CDO Ltd.
1.261% due 07/22/2021	304	304
Voya CLO Ltd.
2.343% due 10/15/2022	15,624	15,646
WaMu Asset-Backed Certificates Trust
1.207% due 05/25/2047	5,144	4,183

Total Asset-Backed Securities (Cost $444,259)		459,288

SOVEREIGN ISSUES 0.9%
Brazil Government International Bond
5.625% due 02/21/2047	6,900	6,710
Export-Import Bank of Korea
4.000% due 01/29/2021	2,900	3,038
Korea Development Bank
3.000% due 09/14/2022	3,700	3,743
Province of Ontario
3.000% due 07/16/2018	15,000	15,296

Total Sovereign Issues (Cost $28,562)		28,787

SHORT-TERM INSTRUMENTS 13.1%

CERTIFICATES OF DEPOSIT 3.2%
Abbey National Treasury Services PLC
1.400% due 07/07/2017	1,200	1,201
Barclays Bank PLC
1.804% due 11/06/2017	12,700	12,726
Credit Suisse AG
1.920% due 09/12/2017	12,050	12,079
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017	4,100	4,111
Natixis S.A.
1.846% due 09/25/2017	19,500	19,546
Norinchukin Bank
1.733% due 10/10/2017	5,900	5,917
1.733% due 10/11/2017	20,600	20,659
Sumitomo Mitsui Banking Corp.
1.831% due 09/15/2017	6,000	6,015
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017	4,100	4,111
1.882% due 09/18/2017	14,100	14,139

		100,504

COMMERCIAL PAPER 2.5%
Anthem, Inc.
1.230% due 04/10/2017	3,200	3,199
1.250% due 04/24/2017	2,500	2,498
Bell Canada
1.190% due 05/10/2017	2,500	2,497
Credit Suisse AG
1.470% due 07/03/2017	800	798
Enbridge Energy Partners LP
1.900% due 06/23/2017	1,000	997
1.910% due 06/16/2017	1,750	1,745
1.910% due 06/19/2017	2,900	2,891
Enbridge, Inc.
1.250% due 05/01/2017	3,200	3,197
Energy Transfer Partners LP
1.700% due 04/13/2017	2,500	2,499
Engie
1.590% due 10/04/2017	3,300	3,277

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ENI Finance USA, Inc.
1.500% due 07/17/2017		$2,900	$2,888
Entergy Corp.
1.320% due 04/17/2017		2,500	2,498
1.350% due 04/12/2017		2,500	2,499
Monsanto Co.
1.250% due 04/13/2017		1,500	1,499
1.350% due 04/25/2017		1,750	1,749
Natixis NY
1.400% due 07/03/2017		700	698
ONEOK Partners LP
1.500% due 04/07/2017		2,400	2,399
1.550% due 04/24/2017		6,500	6,495
Plains All American Pipeline LP
1.700% due 04/06/2017		4,700	4,699
1.700% due 04/13/2017		1,500	1,499
1.900% due 05/01/2017		2,500	2,497
1.950% due 04/17/2017		1,750	1,749
1.950% due 04/21/2017		5,000	4,997
1.950% due 04/24/2017		2,000	1,998
Southern Co.
1.250% due 04/24/2017		950	949
Standard Chartered Bank
1.430% due 07/03/2017		1,300	1,296
Syngenta Wilmington, Inc.
2.000% due 09/14/2017		6,100	6,049
2.020% due 09/14/2017		900	892
TransCanada PipeLines Ltd.
1.300% due 04/18/2017		2,000	1,999
Viacom, Inc.
1.550% due 04/24/2017		6,500	6,495

			79,442

REPURCHASE AGREEMENTS (h) 0.0%
			1,354

SHORT-TERM NOTES 0.0%
Kraft Heinz Foods Co.
1.600% due 06/30/2017		700	700

JAPAN TREASURY BILLS 7.4%
(0.309)% due 04/10/2017 - 04/24/2017 (c)(d)	JPY	26,210,000	235,445

Total Short-Term Instruments (Cost $409,643)			417,445

Total Investments in Securities (Cost $2,692,321)			2,716,418

		SHARES
INVESTMENTS IN AFFILIATES 16.9%

SHORT-TERM INSTRUMENTS 16.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.9%
PIMCO Short-Term Floating NAV Portfolio III		54,471,792	538,508

Total Short-Term Instruments (Cost $538,506)			538,508

Total Investments in Affiliates (Cost $538,506)			538,508

Total Investments 102.1% (Cost $3,230,827)			$3,254,926

Financial Derivative Instruments (i)(l) 10.1% (Cost or Premiums, net $30,023)			322,772

Other Assets and Liabilities, net (12.2)%			(389,107)

Net Assets 100.0%			$3,188,591

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	111

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	12/15/2017	02/24/2017	$ 4,980	$4,987	0.16%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$1,354	U.S. Treasury Notes 1.625% due 12/31/2019(2)	$(1,386)	$1,354	$1,354

Total Repurchase Agreements						$(1,386)	$1,354	$1,354

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$1,354	$0	$0	$1,354	$(1,386)	$(32)

Total Borrowings and Other Financing Transactions	$1,354	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(58,711) at a weighted average interest rate of 0.474%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE Volatility S&P 500	16.000	05/17/2017	4,386	$869	$405

Total Purchased Options				$869	$405

112	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$125.000	04/21/2017	1,293	$(564)	$(415)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOE Volatility S&P 500	14.000	05/17/2017	4,386	$(1,136)	$(602)
Put - CBOE Volatility S&P 500	14.000	05/17/2017	4,386	(609)	(785)

				$(1,745)	$(1,387)

Total Written Options				$(2,309)	$(1,802)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	Long	06/2017	45	$80	$12	$(2)
Call Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	443	(249)	24	(71)
Euro-Bund 10-Year Bond June Futures	Long	06/2017	582	67	180	(12)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	502	(20)	214	0
Mini MSCI Emerging Markets Index June Futures	Long	06/2017	890	1,357	0	(316)
Put Options Strike @ EUR 131.000 on Euro-Bobl June Futures	Short	05/2017	1,213	(69)	65	0
Put Options Strike @ EUR 131.500 on Euro-Bobl June Futures	Short	05/2017	1,213	(115)	97	0
Put Options Strike @ EUR 132.000 on Euro-Bobl June Futures	Long	05/2017	1,213	163	0	(104)
Put Options Strike @ EUR 159.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	443	212	52	0
U.S. Treasury 2-Year Note June Futures	Short	06/2017	530	(46)	0	(41)
U.S. Treasury 5-Year Note June Futures	Long	06/2017	2,131	380	266	(1)
U.S. Treasury 10-Year Note June Futures	Long	06/2017	57	(8)	12	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2017	1,037	74	324	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	205	158	64	0
United Kingdom Long Gilt June Futures	Long	06/2017	218	593	107	(16)

Total Futures Contracts				$2,577	$1,417	$(563)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$14,949	$1,315	$759	$11	$0
CDX.HY-27 5-Year Index	5.000	12/20/2021	9,603	778	234	7	0
CDX.IG-23 5-Year Index	1.000	12/20/2019	69,700	1,250	1,193	14	0
CDX.IG-24 5-Year Index	1.000	06/20/2020	24,300	498	628	9	0
CDX.IG-25 5-Year Index	1.000	12/20/2020	6,400	130	141	1	0
CDX.IG-27 5-Year Index	1.000	12/20/2021	3,800	72	26	2	0
CDX.IG-28 5-Year Index	1.000	06/20/2022	400	7	0	0	0

				$4,050	$2,981	$44	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.750%	12/16/2046	CAD	19,900	$2,086	$(300)	$69	$0
Pay(4)	3-Month USD-LIBOR	2.200	11/24/2018		$386,100	1,885	147	86	0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		244,500	(1,930)	(880)	0	(52)
Receive(4)	3-Month USD-LIBOR	1.750	01/05/2019		576,000	39	22	0	(147)
Pay(4)	3-Month USD-LIBOR	1.250	06/21/2019		299,200	2,782	(244)	0	(104)
Receive	3-Month USD-LIBOR	2.000	12/16/2019		37,200	(435)	(264)	0	(19)
Receive(4)	3-Month USD-LIBOR	3.000	11/25/2020		196,800	(1,216)	(79)	0	(38)
Receive	3-Month USD-LIBOR	2.000	12/16/2020		153,300	1,275	(1,019)	107	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	113

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive(4)	3-Month USD-LIBOR	1.250%	06/21/2022		$116,500	$4,902	$32	$0	$(111)
Receive	3-Month USD-LIBOR	2.000	06/15/2023		34,200	144	849	0	(32)
Pay(4)	3-Month USD-LIBOR	2.500	12/15/2023		246,500	(749)	(430)	99	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		1,300	6	1	0	(2)
Receive(4)	3-Month USD-LIBOR	2.750	12/15/2026		174,000	490	639	0	(86)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		292,110	15,220	14,996	0	(468)
Receive(4)	3-Month USD-LIBOR	1.500	06/21/2027		36,200	(3,129)	193	61	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		76,700	2,682	5,742	0	(127)
Receive	3-Month USD-LIBOR	2.250	09/14/2046		25,000	2,382	3,072	0	(41)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		114,600	10,377	19,704	0	(188)
Receive(4)	3-Month USD-LIBOR	2.285	05/25/2048		36,800	3,742	3,889	0	(60)
Pay(4)	6-Month EUR-EURIBOR	2.036	02/03/2037	EUR	69,200	681	680	0	(154)
Receive	6-Month GBP-LIBOR	2.000	03/18/2022	GBP	66,700	(4,801)	(4,151)	0	(203)
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027		33,000	(1,044)	(751)	0	(164)
Receive(4)	6-Month GBP-LIBOR	2.040	02/01/2037		11,700	(406)	(409)	0	(53)
Receive(4)	6-Month GBP-LIBOR	2.043	02/01/2037		49,900	(1,744)	(1,744)	0	(227)
Receive(4)	6-Month GBP-LIBOR	1.750	03/21/2048		9,200	(945)	(382)	0	(130)
Receive	6-Month JPY-LIBOR	0.500	09/20/2046	JPY	2,610,000	2,296	1,475	74	0
Pay	28-Day MXN-TIIE	5.145	04/02/2020	MXN	290,000	(881)	(612)	10	0
Pay	28-Day MXN-TIIE	5.615	05/21/2021		41,200	(127)	(128)	3	0
Pay	28-Day MXN-TIIE	5.610	07/07/2021		11,900	(38)	(38)	1	0
Pay	28-Day MXN-TIIE	6.075	09/21/2021		179,100	(422)	(422)	16	0
Pay	28-Day MXN-TIIE	5.675	11/09/2021		40,400	(134)	(197)	4	0
Pay	28-Day MXN-TIIE	5.680	11/09/2021		86,600	(285)	(285)	8	0
Pay	28-Day MXN-TIIE	5.430	11/17/2021		40,600	(156)	(146)	4	0
Pay	28-Day MXN-TIIE	5.780	10/06/2022		3,000	(11)	(11)	0	0
Pay	CPTFEMU	0.740	01/15/2020	EUR	30,900	35	322	0	(28)

						$32,571	$39,271	$542	$(2,434)

Total Swap Agreements						$36,621	$42,252	$586	$(2,434)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(j)	Securities with an aggregate market value of $3,324 have been pledged as collateral as of March 31, 2017 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(k)	Securities with an aggregate market value of $39,436 and cash of $3,107 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$405	$1,417	$586	$2,408	$(1,802)	$(563)	$(2,434)	$(4,799)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

114	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	BRL	99,300		$31,341	$0	$(378)
	04/2017	DKK	31,660		4,697	157	0
	04/2017		$29,713	BRL	99,300	2,006	0
	04/2017		26,212	JPY	2,914,800	0	(31)
	05/2017	JPY	2,914,800		$26,240	32	0
	05/2017	NOK	129,155		15,012	0	(37)
	05/2017	SEK	132,647		15,012	180	0
	07/2017		$2,728	DKK	18,604	0	(48)
	01/2018	DKK	115,063		$16,838	87	0
	04/2018		20,700		3,037	5	0
	07/2018		6,905		1,029	12	0
BPS	04/2017	BRL	256,451		76,050	57	(5,925)
	04/2017	EUR	66,372		70,534	0	(271)
	04/2017	MXN	794,434		39,654	0	(2,693)
	04/2017		$80,940	BRL	256,451	977	0
	04/2017		11,088	DKK	75,963	0	(195)
	04/2017		56,171	EUR	52,667	203	(189)
	04/2017		152	MXN	2,883	1	0
	05/2017	EUR	16,183		$17,475	190	0
	05/2017		$16,799	BRL	52,716	0	(71)
	05/2017		15,125	SEK	135,915	72	0
	04/2018	DKK	181,756		$26,966	347	0
	12/2018	JPY	3,100,000		28,251	0	(606)
BRC	07/2017	DKK	20,196		3,081	171	0
CBK	04/2017	JPY	23,430,000		204,648	0	(5,937)
	04/2017		$1,418	EUR	1,312	0	(19)
	06/2017		828	KRW	936,258	11	0
	12/2018	JPY	5,210,000		$47,527	0	(971)
	12/2018		$75,299	JPY	8,310,000	2,056	0
DUB	04/2017	BRL	339,074		$104,839	0	(3,471)
	04/2017	RUB	1,372,493		22,962	0	(1,329)
	04/2017		$108,371	BRL	339,074	272	(334)
FBF	04/2017	DKK	14,265		$2,064	19	0
GLM	04/2017	CAD	3,787		2,842	0	(5)
	04/2017	EUR	2,048		2,175	0	(9)
	04/2017	GBP	2,493		3,072	0	(52)
	04/2017		$2,170	EUR	2,047	14	0
	04/2017		13,730	GBP	11,080	153	0
	04/2017		63,582	JPY	7,222,500	1,293	0
	04/2017		14,686	MXN	305,658	1,607	0
	05/2017	GBP	9,165		$11,396	0	(94)
	05/2017	SEK	4,403		499	7	0
	05/2017		$789	NOK	6,557	0	(25)
	05/2017	ZAR	24,411		$1,773	0	(37)
	04/2018	DKK	170,129		25,220	317	(13)
HUS	04/2017	BRL	117,677		38,003	413	0
	04/2017	JPY	10,137,300		90,274	0	(782)
	04/2017		$37,141	BRL	117,677	448	0
	06/2017	HKD	70,610		$9,106	6	0
	06/2017	SGD	606		429	0	(4)
	01/2021	BRL	4,390		677	0	(443)
IND	05/2017		$14,650	NOK	121,538	0	(489)
JPM	04/2017	BRL	245,130		$74,382	0	(3,920)
	04/2017	CHF	109		108	0	(1)
	04/2017	DKK	47,777		6,930	79	0
	04/2017		$78,312	BRL	245,130	286	(297)
	04/2017		13,306	EUR	12,394	0	(84)
	04/2017		169	MXN	3,239	4	0
	08/2017		815	TRY	3,128	14	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	115

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MSB	04/2017	BRL	78,533		$22,737	$0	$(2,348)
	04/2017	GBP	8,587		10,769	11	0
	04/2017		$24,786	BRL	78,533	299	0
	01/2018	DKK	27,345		$4,052	71	0
RBC	01/2018		25,930		3,743	0	(32)
SCX	04/2017	BRL	52,960		16,715	0	(202)
	04/2017		$17,092	BRL	52,960	0	(175)
	05/2017	BRL	52,960		$16,991	186	0
	05/2017		$207	HUF	58,982	0	(3)
SOG	05/2017		17,123	RUB	1,026,960	912	0
TOR	04/2017	BRL	78,534		$22,482	0	(2,604)
	04/2017		$24,787	BRL	78,534	299	0
UAG	04/2017	JPY	2,780,000		$23,932	0	(1,043)
	06/2017	MYR	16,873		3,746	0	(40)

Total Forward Foreign Currency Contracts						$13,274	$(35,207)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC EUR versus MXN	MXN	22.480	01/08/2018	EUR	23,010	$729	$2,281
	Put - OTC USD versus MXN		19.000	01/05/2018	$	29,378	276	951
FBF	Put - OTC EUR versus MXN		22.480	01/08/2018	EUR	7,198	247	714
GLM	Call - OTC USD versus JPY	JPY	118.280	08/21/2017	$	37,043	463	148
JPM	Put - OTC EUR versus USD	$	1.045	04/19/2017	EUR	14,500	18	18
	Call - OTC USD versus JPY	JPY	118.280	08/21/2017	$	19,100	176	76

							$1,909	$4,188

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	04/13/2018	$	7,400	$723	$165
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		7,400	724	965
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/13/2018		14,200	1,312	316
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		14,200	1,448	1,853
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	04/17/2019		30,200	3,460	1,340
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/17/2019		30,200	3,460	4,469
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750	10/12/2018	GBP	26,600	700	695
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	25,400	1,292	1,426
DUB	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.670	10/08/2018	GBP	18,300	485	532
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	50,600	2,618	2,840
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	10/11/2018	GBP	27,100	724	760
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017	$	1,317,000	620	233
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		203,400	1,154	554
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.240	05/16/2018		15,200	1,523	360
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240	05/16/2018		15,200	1,523	2,048
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.285	05/23/2018		25,900	2,569	686
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	05/23/2018		25,900	2,569	3,320
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		57,850	2,781	3,206
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	05/28/2019		43,000	4,953	2,120
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/28/2019		43,000	4,953	6,147
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017		379,000	219	67

								$39,810	$34,102

116	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
BRC	Call - OTC 1-Year Interest Rate Floor (1)	0.150%	3-Month USD-LIBOR	11/28/2017	$838,000	$754	$382
SOG	Call - OTC 1-Year Interest Rate Floor	0.400	3-Month USD-LIBOR	10/26/2017	762,400	76	1

						$830	$383

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount	Cost(2)	Market Value
MYC	Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	0.000%	09/21/2017	$4,400	$384	$389

Total Purchased Options					$42,933	$39,062

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC EUR versus MXN	MXN	27.600	01/08/2018	EUR	23,010	$(739)	$(105)
	Put - OTC USD versus MXN		18.000	01/05/2018		$58,756	(236)	(836)
FBF	Call - OTC EUR versus MXN		27.600	01/08/2018	EUR	7,198	(247)	(33)
	Call - OTC USD versus BRL	BRL	6.300	01/11/2018		$6,515	(347)	(3)
GLM	Call - OTC CAD versus JPY	JPY	90.000	08/21/2017	CAD	48,527	(464)	(101)
JPM	Call - OTC CAD versus JPY		90.000	08/21/2017		25,000	(176)	(52)
	Call - OTC EUR versus USD		$1.076	04/19/2017	EUR	14,500	(124)	(58)
	Put - OTC EUR versus USD		1.076	04/19/2017		14,500	(124)	(171)

							$(2,457)	$(1,359)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$ 126,800	$ (1,319)	$(1,737)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	252,800	(2,692)	(3,463)
MYC	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017	585,500	(620)	(360)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018	289,300	(3,062)	(4,048)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018	43,800	(1,156)	(568)
RYL	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017	145,800	(222)	(90)

							$ (9,071)	$(10,266)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Call - OTC 1-Year Interest Rate Floor(1)	0.040%	3-Month USD-LIBOR	11/28/2017	$1,676,000	$(871)	$(319)
SOG	Call - OTC 1-Year Interest Rate Floor	0.000	3-Month USD-LIBOR	10/26/2017	762,400	0	0

						$(871)	$(319)

Total Written Options						$(12,399)	$(11,944)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		81,966		(28,320)		(37,992)		(5,589)		10,065
Notional Amount in $	$	1,138,092		$4,619,596		$(167,890)	$	(1,452,875)	$	(189,252)	$	3,947,671
Notional Amount in CAD	CAD	0	CAD	73,527	CAD	0	CAD	0	CAD	0	CAD	73,527
Notional Amount in EUR	EUR	265,638	EUR	335,830	EUR	0	EUR	(414,811)	EUR	(127,449)	EUR	59,208
Notional Amount in GBP	GBP	0	GBP	132,696	GBP	0	GBP	(107,600)	GBP	(25,096)	GBP	0
Premiums	$	(27,069)		$(38,225)		$12,222	$	30,696	$	7,668	$	(14,708)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	117

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
							Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	$ 3,000	$402	$(21)	$381	$0
CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	4,000	534	(26)	508	0

					$936	$(47)	$889	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month KRW-KORIBOR	1.260%	07/20/2026	KRW	17,250,000	$0	$873	$873	$0
CBK	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026		14,620,000	0	739	739	0
DUB	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026		11,980,000	0	606	606	0
GLM	Pay	CPTFEMU	0.993	03/30/2020	EUR	55,600	(7)	(412)	0	(419)
JPM	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	19,503,000	0	987	987	0

							$(7)	$2,793	$3,205	$(419)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	RALVEIET Index	3,798,764	1-Month USD-LIBOR plus a specified spread	05/15/2017	$345,943	$0	$51,464	$51,464	$0
	Receive	RALVEIET Index	3,151,592	1-Month USD-LIBOR plus a specified spread	06/07/2017	279,955	0	49,765	49,765	0
FBF	Receive	RALVEIET Index	2,385,345	1-Month USD-LIBOR plus a specified spread	06/07/2017	211,992	0	37,698	37,698	0
	Receive	RALVEIET Index	123,306	1-Month USD-LIBOR plus a specified spread	07/13/2017	12,660	0	248	248	0
	Receive	RALVEIET Index	3,097,719	1-Month USD-LIBOR plus a specified spread	11/29/2017	291,083	0	33,198	33,198	0
GST	Receive	RALVEIET Index	3,108,036	1-Month USD-LIBOR plus a specified spread	06/21/2017	276,106	0	49,054	49,054	0
JPM	Receive	RALVEIET Index	4,599,975	1-Month USD-LIBOR plus a specified spread	07/31/2017	432,690	0	48,511	48,511	0
	Receive	RALVEIET Index	4,599,974	1-Month USD-LIBOR plus a specified spread	08/10/2017	452,303	0	29,223	29,223	0
	Receive	RALVEIET Index	1,780,283	1-Month USD-LIBOR plus a specified spread	10/26/2017	182,105	0	4,099	4,099	0
	Receive	RALVEIET Index	3,363,382	1-Month USD-LIBOR plus a specified spread	03/07/2018	338,928	0	13,043	13,043	0

							$0	$316,303	$316,303	$0

Total Swap Agreements							$929	$319,049	$320,397	$(419)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(m)	Securities with an aggregate market value of $12,672 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$2,479	$1,130	$102,483	$106,092	$(494)	$0	$0	$(494)	$105,598	$(110,250)	$(4,652)
BPS	1,847	7,978	0	9,825	(9,950)	0	0	(9,950)	(125)	1,396	1,271
BRC	171	1,077	0	1,248	0	(319)	0	(319)	929	(890)	39

118	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
CBK	$2,067	$1,426	$1,247	$4,740	$(6,927)	$(1,737)	$0	$(8,664)	$(3,924)	$4,120	$196
DUB	272	3,764	606	4,642	(5,134)	(941)	0	(6,075)	(1,433)	(2,864)	(4,297)
FBF	19	714	71,144	71,877	0	(36)	0	(36)	71,841	(75,450)	(3,609)
GLM	3,391	2,988	0	6,379	(235)	(3,564)	(419)	(4,218)	2,161	(1,880)	281
GST	0	0	49,054	49,054	0	0	0	0	49,054	(50,930)	(1,876)
HUS	867	0	0	867	(1,229)	0	0	(1,229)	(362)	613	251
IND	0	0	0	0	(489)	0	0	(489)	(489)	300	(189)
JPM	383	854	95,863	97,100	(4,302)	(281)	0	(4,583)	92,517	(104,226)	(11,709)
MSB	381	0	0	381	(2,348)	0	0	(2,348)	(1,967)	2,330	363
MYC	0	19,063	0	19,063	0	(4,976)	0	(4,976)	14,087	(14,943)	(856)
RBC	0	0	0	0	(32)	0	0	(32)	(32)	0	(32)
RYL	0	67	0	67	0	(90)	0	(90)	(23)	(60)	(83)
SCX	186	0	0	186	(380)	0	0	(380)	(194)	0	(194)
SOG	912	1	0	913	0	0	0	0	913	(980)	(67)
TOR	299	0	0	299	(2,604)	0	0	(2,604)	(2,305)	2,603	298
UAG	0	0	0	0	(1,083)	0	0	(1,083)	(1,083)	1,029	(54)

Total Over the Counter	$13,274	$39,062	$320,397	$372,733	$(35,207)	$(11,944)	$(419)	$(47,570)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$405	$0	$0	$405
Futures	0	0	0	0	1,417	1,417
Swap Agreements	0	44	0	0	542	586

	$0	$44	$405	$0	$1,959	$2,408

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,274	$0	$13,274
Purchased Options	0	0	0	4,188	34,874	39,062
Swap Agreements	0	889	316,303	0	3,205	320,397

	$0	$889	$316,303	$17,462	$38,079	$372,733

	$0	$933	$316,708	$17,462	$40,038	$375,141

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	119

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$1,387	$0	$415	$1,802
Futures	0	0	316	0	247	563
Swap Agreements	0	0	0	0	2,434	2,434

	$0	$0	$1,703	$0	$3,096	$4,799

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35,207	$0	$35,207
Written Options	0	0	0	1,359	10,585	11,944
Swap Agreements	0	0	0	0	419	419

	$0	$0	$0	$36,566	$11,004	$47,570

	$0	$0	$1,703	$36,566	$14,100	$52,369

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(2,830)	$0	$(664)	$(3,494)
Written Options	0	0	2,063	0	5,973	8,036
Futures	0	0	2,490	0	(50,227)	(47,737)
Swap Agreements	0	16,242	0	0	(21,246)	(5,004)

	$0	$16,242	$1,723	$0	$(66,164)	$(48,199)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,821	$0	$19,821
Purchased Options	0	0	0	(4,747)	(4,700)	(9,447)
Written Options	0	30	0	10,559	3,376	13,965
Swap Agreements	0	505	(82,829)	(21)	(2,045)	(84,390)

	$0	$535	$(82,829)	$25,612	$(3,369)	$(60,051)

	$0	$16,777	$(81,106)	$25,612	$(69,533)	$(108,250)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(464)	$0	$9	$(455)
Written Options	0	0	359	0	148	507
Futures	0	0	494	0	29,889	30,383
Swap Agreements	0	(7,295)	0	0	114,645	107,350

	$0	$(7,295)	$389	$0	$144,691	$137,785

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(16,145)	$0	$(16,145)
Purchased Options	0	0	0	2,177	(5,796)	(3,619)
Written Options	0	(28)	0	363	132	467
Swap Agreements	0	(59)	551,864	0	12,402	564,207

	$0	$(87)	$551,864	$(13,605)	$6,738	$544,910

	$0	$(7,382)	$552,253	$(13,605)	$151,429	$682,695

120	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$394,831	$0	$394,831
Industrials	0	36,788	0	36,788
Utilities	0	43,245	0	43,245
Municipal Bonds & Notes
Illinois	0	2,965	0	2,965
New York	0	1,335	0	1,335
Ohio	0	1,006	0	1,006
West Virginia	0	6,014	0	6,014
U.S. Government Agencies	0	15,692	0	15,692
U.S. Treasury Obligations	0	1,110,809	0	1,110,809
Non-Agency Mortgage-Backed Securities	0	193,226	4,987	198,213
Asset-Backed Securities	0	440,338	18,950	459,288
Sovereign Issues	0	28,787	0	28,787
Short-Term Instruments
Certificates of Deposit	0	100,504	0	100,504
Commercial Paper	0	76,943	2,499	79,442
Repurchase Agreements	0	1,354	0	1,354
Short-Term Notes	0	700	0	700
Japan Treasury Bills	0	235,445	0	235,445

	$0	$2,689,982	$26,436	$2,716,418

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$538,508	$0	$0	$538,508

Total Investments	$538,508	$2,689,982	$26,436	$3,254,926

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1,417	$991	$0	$2,408
Over the counter	0	372,733	0	372,733

	$1,417	$373,724	$0	$375,141

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(563)	(4,236)	0	(4,799)
Over the counter	0	(47,570)	0	(47,570)

	$(563)	$(51,806)	$0	$(52,369)

Total Financial Derivative Instruments	$854	$321,918	$0	$322,772

Totals	$539,362	$3,011,900	$26,436	$3,577,698

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	121

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 73.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%
Charter Communications Operating LLC
TBD% due 01/15/2024		$1,386	$1,395
Energy Future Intermediate Holding Co. LLC
TBD% due 06/30/2017		1,500	1,501
Las Vegas Sands LLC
TBD% due 12/19/2020		7,623	7,635

Total Loan Participations and Assignments (Cost $10,559)			10,531

CORPORATE BONDS & NOTES 17.4%

BANKING & FINANCE 13.7%
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (f)		5,200	5,464
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (f)	EUR	1,000	1,094
Bank of America Corp.
2.018% due 04/01/2019		$3,200	3,229
2.650% due 04/01/2019		4,500	4,554
5.650% due 05/01/2018		2,200	2,289
6.000% due 09/01/2017		3,100	3,156
Barclays PLC
3.200% due 08/10/2021		5,900	5,909
6.500% due 09/15/2019 (f)	EUR	800	869
Blackstone CQP Holdco LP
6.500% due 03/20/2021		$2,700	2,712
BPCE S.A.
1.778% due 06/17/2017		14,800	14,816
BRFkredit A/S
2.000% due 04/01/2018	DKK	3,300	485
4.000% due 01/01/2018		11,600	1,720
Credit Agricole S.A.
1.665% due 06/12/2017		$11,700	11,708
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		600	609
Deutsche Bank AG
4.250% due 10/14/2021		5,800	5,950
Dexia Credit Local S.A.
1.375% due 09/18/2019	EUR	100	111
2.000% due 01/22/2021		100	114
2.250% due 01/30/2019		$500	502
Eksportfinans ASA
5.500% due 06/26/2017		600	604
EUROFIMA
6.250% due 12/28/2018	AUD	100	82
Ford Motor Credit Co. LLC
2.375% due 01/16/2018		$1,800	1,808
3.000% due 06/12/2017		3,200	3,209
General Motors Financial Co., Inc.
2.420% due 10/04/2019		7,000	7,123
Goldman Sachs Group, Inc.
2.201% due 04/23/2020		3,000	3,043
2.209% due 11/15/2021		1,900	1,923
HBOS PLC
6.750% due 05/21/2018		3,700	3,876
HSBC Holdings PLC
2.650% due 01/05/2022		1,500	1,543
3.400% due 03/08/2021		800	819
4.300% due 03/08/2026		800	834
HSBC USA, Inc.
1.804% due 08/07/2018		1,300	1,305
International Lease Finance Corp.
7.125% due 09/01/2018		1,000	1,069
JPMorgan Chase & Co.
1.588% due 04/25/2018		23,300	23,400
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	600	491
LeasePlan Corp. NV
2.500% due 05/16/2018		$7,500	7,520

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	2,100	$2,875
Morgan Stanley
2.318% due 04/25/2018		$700	707
5.500% due 01/26/2020		3,500	3,799
5.950% due 12/28/2017		1,000	1,031
6.625% due 04/01/2018		2,500	2,617
Nordea Kredit Realkreditaktieselskab
2.000% due 01/01/2018	DKK	7,000	1,025
Nykredit Realkredit A/S
1.000% due 01/01/2018		9,100	1,320
1.000% due 04/01/2018		38,100	5,551
2.000% due 04/01/2018		47,400	6,972
2.000% due 07/01/2018		3,300	485
Realkredit Danmark A/S
1.000% due 01/01/2018		58,000	8,426
1.000% due 04/01/2018		51,200	7,459
2.000% due 04/01/2017		10,000	1,435
2.000% due 01/01/2018		74,300	10,854
2.000% due 04/01/2018		16,300	2,396
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (f)		$500	494
8.000% due 08/10/2025 (f)		400	398
SL Green Realty Corp.
4.500% due 12/01/2022		2,600	2,660
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	EUR	610	735
Swedbank Hypotek AB
1.375% due 03/28/2018		$6,100	6,090
UBS AG
1.853% due 03/26/2018		9,800	9,841
5.875% due 12/20/2017		3,000	3,091
7.625% due 08/17/2022		3,800	4,403
Volkswagen Bank GmbH
0.081% due 11/27/2017	EUR	900	960
Vonovia Finance BV
3.200% due 10/02/2017		$100	101

			209,665

INDUSTRIALS 2.2%
AbbVie, Inc.
2.500% due 05/14/2020		400	403
3.200% due 11/06/2022		100	101
3.600% due 05/14/2025		400	401
4.500% due 05/14/2035		200	200
4.700% due 05/14/2045		200	200
Actavis Funding SCS
2.375% due 03/12/2020		200	205
4.550% due 03/15/2035		1,200	1,207
Charter Communications Operating LLC
4.464% due 07/23/2022		600	633
4.908% due 07/23/2025		1,100	1,163
6.384% due 10/23/2035		200	228
6.484% due 10/23/2045		500	579
6.834% due 10/23/2055		100	117
CNPC General Capital Ltd.
1.936% due 05/14/2017		3,500	3,501
2.750% due 05/14/2019		1,200	1,213
CVS Health Corp.
3.500% due 07/20/2022		100	103
Forest Laboratories LLC
4.875% due 02/15/2021		1,000	1,077
Nissan Motor Acceptance Corp.
1.950% due 09/12/2017		5,900	5,906
QUALCOMM, Inc.
4.800% due 05/20/2045		600	627
Roche Holdings, Inc.
1.492% due 09/30/2019		3,500	3,517
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		980	973
2.400% due 09/23/2021		850	833
U.S. Airways Pass-Through Trust
5.900% due 04/01/2026		2,399	2,675

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WestRock RKT Co.
4.900% due 03/01/2022		$4,100	$4,444
Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025		3,100	3,070

			33,376

UTILITIES 1.5%
AT&T, Inc.
1.617% due 01/15/2020		900	906
1.962% due 11/27/2018		100	101
2.082% due 06/30/2020		600	607
4.500% due 05/15/2035		200	189
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		2,574	1,422
Orange S.A.
8.000% due 12/20/2017	GBP	100	132
Petrobras Global Finance BV
5.375% due 01/27/2021		$200	206
8.375% due 05/23/2021		3,800	4,308
Sprint Communications, Inc.
8.375% due 08/15/2017		4,845	4,958
Verizon Communications, Inc.
2.871% due 09/14/2018		9,200	9,397
4.500% due 09/15/2020		1,100	1,174

			23,400

Total Corporate Bonds & Notes (Cost $265,910)			266,441

MUNICIPAL BONDS & NOTES 0.4%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		600	607
7.750% due 01/01/2042		1,000	1,029

			1,636

RHODE ISLAND 0.1%
Rhode Island Student Loan Authority Revenue Bonds, Series 2014
1.484% due 10/02/2028		1,256	1,248

WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		3,760	3,606

Total Municipal Bonds & Notes (Cost $6,033)			6,490

U.S. GOVERNMENT AGENCIES 1.6%
Fannie Mae
1.042% due 07/25/2037		925	906
3.500% due 04/01/2029		106	111
Freddie Mac
1.312% due 11/15/2043		20,508	20,533
Ginnie Mae
3.500% due 02/15/2045 - 06/15/2045		2,679	2,779

Total U.S. Government Agencies (Cost $24,249)			24,329

U.S. TREASURY OBLIGATIONS 19.8%
U.S. Treasury Bonds
2.500% due 02/15/2045		5,740	5,157
2.875% due 08/15/2045		500	485
3.000% due 11/15/2044		2,250	2,240
3.000% due 05/15/2045		3,550	3,529
3.125% due 08/15/2044		15,400	15,699
U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2022 (k)		55,868	56,337

122	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 01/15/2023 (k)		$16,730	$16,733
0.125% due 07/15/2024 (k)		1,432	1,420
0.250% due 01/15/2025 (k)		18,135	17,994
0.375% due 01/15/2027		1,247	1,242
0.625% due 01/15/2026		2,249	2,291
0.750% due 02/15/2045		1,134	1,082
1.750% due 01/15/2028		33,155	37,538
2.375% due 01/15/2025		3,865	4,461
2.500% due 01/15/2029		1,584	1,939
U.S. Treasury Notes
1.375% due 09/30/2020		49,100	48,612
1.375% due 10/31/2020 (k)(m)		2,000	1,978
1.500% due 08/15/2026		11,900	11,009
1.625% due 05/15/2026		3,200	3,001
1.750% due 05/15/2023 (j)(m)		2,090	2,045
1.875% due 11/30/2021 (m)		2,700	2,697
1.875% due 10/31/2022		4,900	4,854
2.000% due 11/30/2020 (k)(m)		8,100	8,184
2.125% due 08/31/2020 (m)		15,000	15,237
2.125% due 08/15/2021		14,300	14,470
2.125% due 11/30/2023 (m)		2,580	2,571
2.250% due 12/31/2023		3,800	3,813
2.250% due 11/15/2024		15,700	15,659
2.500% due 05/15/2024 (m)		500	509

Total U.S. Treasury Obligations (Cost $303,744)			302,786

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.2%
Ally Financial, Inc.
2.500% due 12/15/2017 (g)		5,000	4,987
American Home Mortgage Assets Trust
1.172% due 10/25/2046		342	228
BCAP LLC Trust
1.192% due 05/25/2047		298	245
5.250% due 04/26/2037		2,036	1,998
Bear Stearns Adjustable Rate Mortgage Trust
3.510% due 02/25/2034		289	291
Bear Stearns ALT-A Trust
3.308% due 01/25/2036		393	365
Berica ABS SRL
0.019% due 12/31/2055	EUR	4,646	4,948
Citigroup Commercial Mortgage Trust
2.123% due 09/10/2045 (a)		$19,982	1,231
Citigroup Mortgage Loan Trust, Inc.
2.930% due 10/25/2035		80	80
Claris Finance SRL
0.137% due 10/31/2060	EUR	7,982	8,511
Countrywide Alternative Loan Trust
1.382% due 08/25/2035		$1,697	1,111
2.688% due 10/20/2035		1,965	1,378
6.000% due 06/25/2047		5,233	4,516
Countrywide Home Loan Mortgage Pass-Through Trust
3.052% due 02/20/2036		1,779	1,385
Downey Savings & Loan Association Mortgage Loan Trust
2.881% due 07/19/2044		36	36
GP Portfolio Trust
1.862% due 02/15/2027		66	66
HarborView Mortgage Loan Trust
1.128% due 01/25/2047		510	439
3.480% due 07/19/2035 ^		582	520
HomeBanc Mortgage Trust
1.252% due 10/25/2035		343	333
IndyMac Mortgage Loan Trust
1.462% due 04/25/2035		1,637	1,476
Maxis Loans Securitisation
3.380% due 09/12/2041	AUD	12	9
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.352% due 12/15/2030		$104	100
Merrill Lynch Alternative Note Asset Trust
1.092% due 03/25/2037		17,847	7,537
1.182% due 03/25/2037		17,269	8,644

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
3.005% due 04/25/2035		$740	$720
Merrill Lynch Mortgage-Backed Securities Trust
3.502% due 04/25/2037 ^		294	254
Prime Mortgage Trust
1.382% due 02/25/2034		43	41
RBSSP Resecuritization Trust
1.018% due 06/27/2036		1,300	1,104
Residential Asset Securitization Trust
5.500% due 08/25/2034		619	631
RMAC PLC
0.005% due 06/12/2037	EUR	1,651	1,685
Royal Bank of Scotland Capital Funding Trust
6.101% due 12/16/2049		$369	370
Structured Adjustable Rate Mortgage Loan Trust
3.248% due 04/25/2035		90	85
Structured Asset Mortgage Investments Trust
1.192% due 04/25/2036		117	104
Thornburg Mortgage Securities Trust
2.994% due 06/25/2047 ^		3,457	3,107
WaMu Mortgage Pass-Through Certificates Trust
1.292% due 01/25/2045		147	142
1.388% due 06/25/2047		2,709	2,406
2.665% due 06/25/2037 ^		3,020	2,775
Washington Mutual Mortgage Pass-Through Certificates Trust
2.932% due 02/25/2033		2	2
Wells Fargo Commercial Mortgage Trust
1.942% due 02/15/2027		14,900	14,935
Wells Fargo Mortgage-Backed Securities Trust
3.337% due 04/25/2036		353	325
5.750% due 05/25/2036 ^		667	668

Total Non-Agency Mortgage-Backed Securities (Cost $87,100)			79,788

ASSET-BACKED SECURITIES 15.9%
ACAS CLO Ltd.
2.165% due 01/15/2027		3,200	3,200
ACE Securities Corp. Home Equity Loan Trust
1.392% due 12/25/2035		4,500	3,712
1.882% due 08/25/2035		1,800	1,542
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.897% due 01/25/2035		2,616	2,334
Argent Securities Trust
1.172% due 03/25/2036		3,279	2,467
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.362% due 02/25/2036		1,805	1,377
Bear Stearns Asset-Backed Securities Trust
1.092% due 02/25/2037		1,149	1,103
1.932% due 10/25/2037		3,673	3,089
Cadogan Square CLO BV
0.040% due 01/17/2023	EUR	19	20
CIFC Funding Ltd.
2.450% due 12/05/2024		$8,447	8,468
Citigroup Mortgage Loan Trust, Inc.
1.142% due 12/25/2036		1,999	1,271
1.242% due 03/25/2037		697	543
1.382% due 11/25/2046		1,580	1,418
COA Summit CLO Ltd.
2.380% due 04/20/2023		85	85
Countrywide Asset-Backed Certificates
1.122% due 05/25/2035		966	814
1.122% due 06/25/2035		2,878	2,280
1.122% due 05/25/2037		6,156	5,322
1.122% due 06/25/2037		3,923	3,261
1.122% due 08/25/2037		984	819
1.122% due 06/25/2047 ^		410	316
1.162% due 11/25/2047 ^		5,987	5,061
1.182% due 06/25/2047		1,341	1,041
1.212% due 05/25/2037		6,000	4,150

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.272% due 01/25/2037		$16,600	$12,386
1.422% due 04/25/2036		7,000	6,422
1.472% due 02/25/2036		6,000	5,606
2.782% due 12/25/2033		935	907
Countrywide Asset-Backed Certificates Trust
1.242% due 09/25/2046		3,200	2,455
1.782% due 08/25/2047		1,060	1,023
Ellington Loan Acquisition Trust
2.032% due 05/25/2037		4,408	4,011
First Franklin Mortgage Loan Trust
1.462% due 12/25/2035		392	381
Fortress Credit BSL Ltd.
0.000% due 10/19/2025 (b)		1,500	1,500
Fortress Credit Investments Ltd.
2.273% due 07/17/2023		1,494	1,494
Gallatin CLO Ltd.
2.293% due 07/15/2023		1,346	1,345
GSAMP Trust
2.632% due 10/25/2034		312	295
Hildene CLO Ltd.
0.000% due 01/17/2026 (b)		1,400	1,400
0.000% due 07/19/2026 (b)		3,500	3,500
HSI Asset Securitization Corp. Trust
1.312% due 02/25/2036		2,600	2,120
JPMorgan Mortgage Acquisition Trust
1.122% due 10/25/2036		7,616	7,536
1.142% due 05/25/2036		960	947
1.242% due 06/25/2037		3,200	2,933
LCM LP
2.285% due 10/19/2022		11,167	11,206
Lockwood Grove CLO Ltd.
2.508% due 04/25/2025		1,500	1,499
Long Beach Mortgage Loan Trust
1.132% due 05/25/2036		2,504	1,569
1.142% due 08/25/2036		2,496	1,311
Long Fellow Place CLO Ltd.
2.139% due 01/15/2024		1,700	1,700
MASTR Asset-Backed Securities Trust
1.222% due 08/25/2036		2,491	1,388
1.442% due 06/25/2035		506	485
Morgan Stanley ABS Capital, Inc. Trust
1.062% due 09/25/2036		92	51
1.112% due 10/25/2036		355	286
1.212% due 09/25/2036		6,109	3,509
2.782% due 03/25/2034		1,441	1,379
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.132% due 07/25/2036		668	611
Northwoods Capital Ltd.
0.000% due 11/04/2025 (b)		1,800	1,800
NovaStar Mortgage Funding Trust
1.152% due 11/25/2036		4,593	2,155
Octagon Investment Partners Ltd.
1.574% due 05/05/2023		1,672	1,674
OHA Credit Partners Ltd.
1.000% due 10/20/2025		3,400	3,400
OHA Loan Funding Ltd.
2.391% due 01/23/2027		5,000	5,014
OneMain Financial Issuance Trust
2.470% due 09/18/2024		2,681	2,689
Panther CDO BV
0.027% due 03/20/2084	EUR	213	226
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.972% due 09/25/2034		$937	913
Popular ABS Mortgage Pass-Through Trust
1.232% due 06/25/2047 ^		1,957	1,876
1.312% due 07/25/2036		5,600	4,472
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		6,217	3,693
Residential Asset Mortgage Products Trust
0.998% due 12/25/2035		2,648	2,081
1.322% due 03/25/2036		2,500	2,067

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	123

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.572% due 11/25/2035		$6,000	$4,542
1.882% due 08/25/2034		1,488	1,444
2.632% due 11/25/2034		321	310
Residential Asset Securities Corp. Trust
1.132% due 08/25/2036		683	641
1.222% due 11/25/2036		8,400	5,587
1.382% due 02/25/2036		1,000	915
1.402% due 10/25/2035		300	284
Securitized Asset-Backed Receivables LLC Trust
1.072% due 07/25/2036		4,484	2,248
1.232% due 05/25/2036		1,513	918
1.252% due 03/25/2036		532	426
1.942% due 01/25/2036 ^		5,659	3,723
Seneca Park CLO Ltd.
0.000% due 07/17/2026 (b)		2,300	2,300
Soundview Home Loan Trust
1.092% due 02/25/2037		310	123
1.142% due 11/25/2036		360	337
Specialty Underwriting & Residential Finance Trust
1.957% due 08/25/2034		870	846
1.957% due 12/25/2035		1,248	1,142
SpringCastle America Funding LLC
3.050% due 04/25/2029		4,433	4,465
Structured Asset Investment Loan Trust
1.112% due 07/25/2036		3,128	2,292
Structured Asset Securities Corp. Mortgage Loan Trust
1.162% due 05/25/2047		12,100	10,355
1.212% due 05/25/2047		3,600	2,948
1.292% due 08/25/2046		19,372	14,914
Structured Asset Securities Corp. Trust
1.442% due 09/25/2035		3,000	2,283
TICP CLO Ltd.
0.000% due 07/20/2026 (b)		4,200	4,200
U.S. Residential Opportunity Fund Trust
3.598% due 10/27/2036		5,369	5,370
WaMu Asset-Backed Certificates Trust
1.132% due 01/25/2037		1,356	1,020
Wells Fargo Home Equity Asset-Backed Securities Trust
1.482% due 12/25/2035		3,400	2,934

Total Asset-Backed Securities (Cost $238,307)			243,575

SOVEREIGN ISSUES 0.3%
Brazil Government International Bond
5.625% due 02/21/2047		2,100	2,042
Kommunalbanken A/S
4.500% due 07/18/2022	AUD	500	411
Korea Hydro & Nuclear Power Co. Ltd.
1.830% due 05/22/2017		$1,800	1,800

Total Sovereign Issues (Cost $4,291)			4,253

SHORT-TERM INSTRUMENTS 12.2%

CERTIFICATES OF DEPOSIT 2.1%
Abbey National Treasury Services PLC
1.400% due 07/07/2017		200	200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Barclays Bank PLC
1.804% due 11/06/2017	$5,700	$5,712
Credit Suisse AG
1.920% due 09/12/2017	4,200	4,210
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017	1,500	1,504
Natixis S.A.
1.846% due 09/25/2017	4,600	4,611
Norinchukin Bank
1.733% due 10/12/2017	7,900	7,923
Sumitomo Mitsui Banking Corp.
1.831% due 09/15/2017	2,100	2,105
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017	1,500	1,504
1.882% due 09/18/2017	4,900	4,914

		32,683

COMMERCIAL PAPER 4.2%
Anthem, Inc.
1.230% due 04/10/2017	1,600	1,600
Bell Canada
1.190% due 05/18/2017	5,000	4,992
Credit Suisse AG
1.470% due 07/03/2017	300	299
Ecolab, Inc.
1.200% due 04/13/2017	5,000	4,998
Enbridge Energy Partners LP
1.700% due 05/02/2017	2,500	2,497
1.700% due 05/10/2017	2,500	2,496
1.910% due 06/16/2017	1,000	997
1.910% due 06/19/2017	1,600	1,595
Enbridge, Inc.
1.250% due 05/01/2017	1,500	1,498
Engie
1.590% due 10/04/2017	1,300	1,291
ENI Finance USA, Inc.
1.500% due 07/17/2017	1,600	1,594
Entergy Corp.
1.440% due 05/08/2017	2,500	2,496
1.490% due 04/03/2017	2,000	2,000
Hewlett Packard Enterprise Co.
1.140% due 04/03/2017	5,000	5,000
Humana, Inc.
1.100% due 04/04/2017	2,000	2,000
Marriott International
1.140% due 04/11/2017	3,000	2,999
Monsanto Co.
1.350% due 04/25/2017	1,000	999
Natixis NY
1.400% due 07/03/2017	300	299
NiSource Finance Corp.
1.220% due 04/04/2017	850	850
ONEOK Partners LP
1.500% due 04/07/2017	1,600	1,600
1.550% due 04/24/2017	3,100	3,098

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Plains All American Pipeline LP
1.700% due 04/03/2017		$2,500	$2,500
1.950% due 04/17/2017		1,000	999
1.950% due 04/24/2017		1,000	999
Schlumberger Holdings
1.210% due 05/18/2017		2,500	2,496
Sempra Energy Holdings
1.480% due 08/21/2017		5,000	4,971
Southern Co.
1.250% due 04/24/2017		800	799
Standard Chartered Bank
1.430% due 07/03/2017		300	299
Syngenta Wilmington, Inc.
2.000% due 09/14/2017		3,400	3,372
Viacom, Inc.
1.550% due 04/24/2017		3,100	3,100

			64,733

REPURCHASE AGREEMENTS (h) 0.1%
			945

JAPAN TREASURY BILLS 5.8%
(0.319)% due 04/10/2017 - 04/24/2017 (c)(d)	JPY	9,890,000	88,841

Total Short-Term Instruments (Cost $184,185)			187,202

Total Investments in Securities (Cost $1,124,378)			1,125,395

		SHARES
INVESTMENTS IN AFFILIATES 28.4%

SHORT-TERM INSTRUMENTS 28.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 28.4%
PIMCO Short-Term Floating NAV Portfolio III		43,915,559	434,149

Total Short-Term Instruments (Cost $434,142)			434,149

Total Investments in Affiliates (Cost $434,142)			434,149

Total Investments 101.9% (Cost $1,558,520)			$1,559,544

Financial Derivative Instruments (i)(l) 4.6% (Cost or Premiums, net $13,144)			70,909

Other Assets and Liabilities, net (6.5)%			(100,582)

Net Assets 100.0%			$1,529,871

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

124	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	12/15/2017	02/24/2017	$ 4,980	$4,987	0.33%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$945	U.S. Treasury Notes 1.625% due 12/31/2019(2)	$(967)	$945	$945

Total Repurchase Agreements						$(967)	$945	$945

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$945	$0	$0	$945	$(967)	$(22)

Total Borrowings and Other Financing Transactions	$945	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(33,426) at a weighted average interest rate of 0.426%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE Volatility S&P 500	16.000	05/17/2017	2,305	$457	$213

Total Purchased Options				$457	$213

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$125.000	04/21/2017	646	$(282)	$(207)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOE Volatility S&P 500	14.000	05/17/2017	2,305	$(597)	$(316)
Put - CBOE Volatility S&P 500	14.000	05/17/2017	2,305	(320)	(413)

				$(917)	$(729)

Total Written Options				$(1,199)	$(936)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	125

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	Long	06/2017	24	$43	$7	$(1)
Call Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	220	(124)	12	(35)
Euro-Bobl June Futures	Long	06/2017	122	(92)	13	0
Euro-Bund 10-Year Bond June Futures	Long	06/2017	145	39	45	(3)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	263	(11)	112	0
Mini MSCI EAFE Index June Futures	Long	06/2017	36	61	0	(8)
Put Options Strike @ EUR 131.000 on Euro-Bobl June Futures	Short	05/2017	651	(39)	35	0
Put Options Strike @ EUR 131.500 on Euro-Bobl June Futures	Short	05/2017	651	(63)	52	0
Put Options Strike @ EUR 132.000 on Euro-Bobl June Futures	Long	05/2017	651	88	0	(55)
Put Options Strike @ EUR 159.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	220	105	26	0
U.S. Treasury 2-Year Note June Futures	Short	06/2017	472	(41)	0	(37)
U.S. Treasury 5-Year Note June Futures	Long	06/2017	270	63	44	0
U.S. Treasury 10-Year Note June Futures	Long	06/2017	2,274	721	498	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2017	427	304	133	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	77	59	24	0
United Kingdom Long Gilt June Futures	Long	06/2017	68	209	33	(5)

Total Futures Contracts				$1,322	$1,034	$(144)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Volkswagen International Finance NV	1.000%	12/20/2017	0.223%	EUR 250	$2	$0	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-27 5-Year Index	1.000%	12/20/2021	$900	$(17)	$(1)	$0	$(1)
CDX.IG-28 5-Year Index	1.000	06/20/2022	800	13	1	0	0

				$(4)	$0	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month CAD-Bank Bill	1.750%	12/16/2046	CAD 10,700	$1,122	$(161)	$37	$0
Pay(5)	3-Month USD-LIBOR	2.200	11/24/2018	$ 192,100	938	73	43	0
Receive	3-Month USD-LIBOR	1.750	12/16/2018	85,800	(342)	(126)	4	(14)
Receive(5)	3-Month USD-LIBOR	1.750	01/05/2019	191,800	13	7	0	(49)
Pay(5)	3-Month USD-LIBOR	1.250	06/21/2019	130,000	1,209	(106)	0	(45)
Receive	3-Month USD-LIBOR	2.000	12/16/2019	70,300	(822)	(499)	0	(36)
Receive(5)	3-Month USD-LIBOR	3.000	11/25/2020	97,400	(602)	(39)	0	(19)
Receive(5)	3-Month USD-LIBOR	1.250	06/21/2022	56,500	2,377	66	0	(54)
Receive	3-Month USD-LIBOR	1.934	09/01/2022	54,300	445	445	0	(57)
Receive	3-Month USD-LIBOR	2.000	06/15/2023	10,300	43	421	0	(10)
Pay(5)	3-Month USD-LIBOR	2.500	12/15/2023	108,300	(329)	(189)	43	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026	400	2	0	0	(1)
Receive(5)	3-Month USD-LIBOR	2.750	12/15/2026	76,400	215	281	0	(38)
Receive	3-Month USD-LIBOR	1.750	12/21/2026	104,200	5,458	4,253	0	(170)
Receive(5)	3-Month USD-LIBOR	1.500	06/21/2027	19,600	(1,694)	104	33	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046	24,450	855	1,598	0	(40)
Receive	3-Month USD-LIBOR	2.250	09/14/2046	14,100	1,343	1,732	0	(23)
Pay	3-Month USD-LIBOR	2.250	12/21/2046	51,700	4,682	7,124	0	(85)
Receive(5)	3-Month USD-LIBOR	2.285	05/25/2048	15,600	1,586	1,678	0	(25)
Receive(5)	6-Month EUR-EURIBOR	1.000	09/20/2027	EUR 10,700	149	51	5	0
Pay(5)	6-Month EUR-EURIBOR	2.036	02/03/2037	37,700	371	371	0	(84)
Receive	6-Month GBP-LIBOR	2.000	03/18/2022	GBP 33,300	(2,397)	(2,083)	0	(101)

126	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive(5)	6-Month GBP-LIBOR	1.500%	09/20/2027	GBP 12,000	$(380)	$(260)	$0	$(64)
Receive(5)	6-Month GBP-LIBOR	2.040	02/01/2037	6,400	(222)	(224)	0	(29)
Receive(5)	6-Month GBP-LIBOR	2.043	02/01/2037	27,100	(947)	(947)	0	(123)
Receive(5)	6-Month GBP-LIBOR	1.750	03/21/2048	3,800	(390)	(180)	0	(48)
Receive	6-Month JPY-LIBOR	0.500	09/20/2046	JPY 1,330,000	1,170	719	38	0
Pay	28-Day MXN-TIIE	5.145	04/02/2020	MXN 142,500	(433)	(300)	5	0
Pay	28-Day MXN-TIIE	6.075	09/21/2021	900	(2)	(2)	0	0
Pay	28-Day MXN-TIIE	5.680	11/09/2021	93,700	(309)	(309)	9	0
Pay	28-Day MXN-TIIE	5.430	11/17/2021	10,100	(39)	(36)	1	0
Pay(5)	28-Day MXN-TIIE	7.635	06/09/2025	15,900	4	4	2	0

					$13,074	$13,466	$220	$(1,115)

Total Swap Agreements					$13,072	$13,466	$220	$(1,116)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(j)	Securities with an aggregate market value of $1,761 have been pledged as collateral as of March 31, 2017 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(k)	Securities with an aggregate market value of $11,966 and cash of $1,412 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$213	$1,034	$220	$1,467	$(936)	$(144)	$(1,116)	$(2,196)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2017		$1,081	JPY	120,100	$0	$(2)
BOA	04/2017	DKK	27,085		$4,013	129	0
	04/2017		$13,459	JPY	1,496,600	0	(16)
	05/2017	JPY	1,496,600		$13,473	16	0
	05/2017	NOK	70,830		8,233	0	(20)
	07/2017		$3,395	DKK	23,265	0	(44)
	01/2018	DKK	118,555		$17,372	112	0
	04/2018		11,067		1,624	3	0
	07/2018		3,453		515	6	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	127

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	04/2017	BRL	114,953		$35,155	$247	$(1,811)
	04/2017	EUR	50,904		54,096	0	(208)
	04/2017	MXN	432,117		21,569	0	(1,465)
	04/2017		$36,281	BRL	114,953	438	0
	04/2017		7,232	DKK	49,544	0	(127)
	04/2017		43,107	EUR	40,287	110	(239)
	04/2017		339	ILS	1,271	12	0
	04/2017		120	MXN	2,266	1	0
	05/2017	EUR	20,454		$22,087	240	0
	05/2017		$8,309	SEK	74,660	39	0
	04/2018	DKK	74,258		$11,036	161	0
	12/2018	JPY	1,480,000		13,488	0	(289)
CBK	04/2017	AUD	456		349	1	0
	04/2017	JPY	8,250,000		71,922	0	(2,224)
	04/2017		$833	EUR	771	0	(11)
	12/2018	JPY	2,500,000		$22,806	0	(466)
	12/2018		$36,064	JPY	3,980,000	984	0
DUB	04/2017	BRL	136,957		$42,551	0	(1,197)
	04/2017	RUB	601,847		10,069	0	(583)
	04/2017		$43,745	BRL	136,957	127	(124)
FBF	05/2017		8,039	RUB	484,305	467	0
GLM	04/2017	CAD	3,147		$2,362	0	(4)
	04/2017	EUR	1,060		1,126	0	(5)
	04/2017	GBP	4,144		5,106	0	(86)
	04/2017		$924	DKK	6,376	0	(10)
	04/2017		1,005	EUR	948	6	0
	04/2017		34,747	JPY	3,947,000	706	0
	04/2017		8,513	MXN	177,183	931	0
	05/2017	SEK	74,285		$8,428	122	0
	07/2017	DKK	6,376		929	10	0
	04/2018		84,665		12,552	159	(6)
HUS	04/2017	JPY	5,443,600		48,476	0	(420)
	06/2017	HKD	892		115	0	0
	06/2017	SGD	108		76	0	(1)
	01/2021	BRL	2,330		359	0	(235)
IND	05/2017		$8,442	NOK	70,035	0	(282)
JPM	04/2017	BRL	92,425		$28,245	0	(1,278)
	04/2017	CHF	277		274	0	(2)
	04/2017	DKK	34,834		5,053	58	0
	04/2017		$29,540	BRL	92,425	107	(124)
	04/2017		10,691	EUR	9,958	0	(68)
	04/2017		127	MXN	2,612	13	0
	08/2017		510	TRY	1,957	9	0
MSB	04/2017	BRL	24,344		$7,048	0	(728)
	04/2017		$7,683	BRL	24,344	93	0
	01/2018	DKK	14,135		$2,095	37	0
RBC	05/2017		$1,075	JPY	120,100	4	0
	01/2018	DKK	13,830		$1,996	0	(17)
SCX	04/2017		$1,010	GBP	830	30	0
TOR	04/2017	BRL	24,344		$6,969	0	(807)
	04/2017		$7,683	BRL	24,344	93	0
	01/2018	DKK	23,156		$3,387	16	0
UAG	04/2017	JPY	1,640,000		14,118	0	(616)
	04/2017		$1,305	EUR	1,215	0	(9)
	05/2017	ZAR	2,734		$200	0	(2)

Total Forward Foreign Currency Contracts						$5,487	$(13,526)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC EUR versus MXN	MXN	22.480	01/08/2018	EUR	12,180	$386	$1,207
	Put - OTC USD versus MXN		19.000	01/05/2018		$15,862	149	513

128	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
FBF	Put - OTC EUR versus MXN	MXN	22.480	01/08/2018	EUR	3,818	$131	$379
GLM	Call - OTC USD versus JPY	JPY	118.280	08/21/2017		$19,717	246	79
JPM	Put - OTC EUR versus USD	$	1.045	04/19/2017	EUR	7,300	9	9
	Call - OTC USD versus JPY	JPY	118.280	08/21/2017		$10,200	94	41

							$1,015	$2,228

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	04/13/2018	$	3,100	$303	$69
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		3,100	303	404
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/13/2018		6,000	554	133
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		6,000	612	783
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	04/17/2019		12,200	1,398	542
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/17/2019		12,200	1,398	1,806
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750	10/12/2018	GBP	10,300	271	269
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	14,400	733	808
DUB	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.670	10/08/2018	GBP	7,400	196	215
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	28,700	1,485	1,611
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	10/11/2018	GBP	11,200	299	314
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017	$	627,100	295	111
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		89,300	507	243
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.240	05/16/2018		6,200	621	147
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240	05/16/2018		6,200	621	835
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.285	05/23/2018		10,700	1,061	284
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	05/23/2018		10,700	1,061	1,371
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		19,050	916	1,056
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	05/28/2019		21,200	2,442	1,045
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/28/2019		21,200	2,442	3,031
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017		216,200	125	38

								$17,643	$15,115

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
CBK	Call - OTC 1-Year Interest Rate Floor(1)	0.150%	3-Month USD-LIBOR	11/28/2017	$400,700	$341	$183
SOG	Call - OTC 1-Year Interest Rate Floor	0.400	3-Month USD-LIBOR	10/26/2017	324,700	32	0

						$373	$183

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount	Cost(2)	Market Value
MYC	Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	0.000%	09/21/2017	$ 2,200	$192	$195

Total Purchased Options					$19,223	$17,721

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC EUR versus MXN	MXN	27.600	01/08/2018	EUR	12,180	$(391)	$(55)
	Put - OTC USD versus MXN		18.000	01/05/2018	$	31,724	(128)	(451)

FBF	Call - OTC EUR versus MXN		27.600	01/08/2018	EUR	3,818	(131)	(17)
	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$	3,057	(163)	(2)

GLM	Call - OTC CAD versus JPY	JPY	90.000	08/21/2017	CAD	25,829	(247)	(54)

JPM	Call - OTC CAD versus JPY		90.000	08/21/2017		13,300	(94)	(28)
	Call - OTC EUR versus USD	$	1.076	04/19/2017	EUR	7,300	(62)	(29)
	Put - OTC EUR versus USD		1.076	04/19/2017		7,300	(62)	(86)

							$(1,278)	$(722)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	129

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$	72,300	$(752)	$(990)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		143,900	(1,532)	(1,971)
MYC	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017		278,700	(295)	(172)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		95,200	(1,008)	(1,332)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018		19,200	(507)	(249)
RYL	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017		83,100	(126)	(51)

								$(4,220)	$(4,765)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Call - OTC 1-Year Interest Rate Floor(1)	0.040%	3-Month USD-LIBOR	11/28/2017	$801,400	$(344)	$(153)
SOG	Call - OTC 1-Year Interest Rate Floor	0.000	3-Month USD-LIBOR	10/26/2017	324,700	0	0
						$(344)	$(153)

Total Written Options						$(5,842)	$(5,640)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		34,689		(10,958)		(15,769)		(2,706)		5,256
Notional Amount in $	$	530,935		$2,043,419		$(78,065)	$	(564,336)		$(78,672)		$1,853,281
Notional Amount in CAD	CAD	0	CAD	39,129	CAD	0	CAD	0	CAD	0	CAD	39,129
Notional Amount in EUR	EUR	122,492	EUR	149,854	EUR	0	EUR	(184,547)	EUR	(57,201)	EUR	30,598
Notional Amount in GBP	GBP	0	GBP	42,751	GBP	0	GBP	(33,000)	GBP	(9,751)	GBP	0
Premiums	$	(12,836)		$(16,417)		$5,477	$	13,149		$3,586		$(7,041)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
							Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	$1,900	$254	$(12)	$242	$0

CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	1,900	254	(13)	241	0

					$508	$(25)	$483	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month KRW-KORIBOR	1.260%	07/20/2026	KRW	2,950,000	$0	$149	$149	$0

CBK	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026		4,430,000	0	224	224	0

DUB	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026		5,900,000	0	299	299	0

GLM	Pay	CPTFEMU	0.993	03/30/2020	EUR	35,400	(3)	(264)	0	(267)

JPM	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	5,897,000	0	298	298	0

							$ (3)	$706	$970	$(267)

130	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	RALVEIIT Index	920,745	1-Month USD-LIBOR plus a specified spread	11/29/2017	$	98,898	$0	$8,638	$8,638	$0

DUB	Receive	RALVEIIT Index	2,793,966	1-Month USD-LIBOR plus a specified spread	07/31/2017		311,268	0	14,786	14,786	0
	Receive	RALVEIIT Index	1,333,283	1-Month USD-LIBOR plus a specified spread	10/12/2017		152,050	0	3,561	3,561	0

FBF	Receive	RALVEIIT Index	1,473,135	1-Month USD-LIBOR plus a specified spread	05/11/2017		168,954	0	3,046	3,046	0
	Receive	RALVEIIT Index	3,461,936	1-Month USD-LIBOR plus a specified spread	06/07/2017		378,021	0	26,141	26,141	0
	Receive	RALVEIIT Index	1,619,974	1-Month USD-LIBOR plus a specified spread	11/29/2017		186,135	0	2,876	2,876	0

JPM	Receive	RALVEIIT Index	1,450,779	1-Month USD-LIBOR plus a specified spread	11/08/2017		161,912	0	7,362	7,362	0

								$0	$66,410	$66,410	$0

Total Swap Agreements								$505	$67,091	$67,863	$(267)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(m)	Securities with an aggregate market value of $3,429 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$0	$0	$0	$0	$(2)	$0	$0	$(2)	$(2)	$0	$(2)
BOA	266	473	391	1,130	(80)	0	0	(80)	1,050	(990)	60
BPS	1,248	3,264	0	4,512	(4,139)	0	0	(4,139)	373	389	762
BRC	0	269	0	269	0	0	0	0	269	(310)	(41)
CBK	985	991	9,103	11,079	(2,701)	(1,143)	0	(3,844)	7,235	(7,310)	(75)
DUB	127	1,935	18,646	20,708	(1,904)	(506)	0	(2,410)	18,298	(39,676)	(21,378)
FBF	467	379	32,063	32,909	0	(19)	0	(19)	32,890	(40,133)	(7,243)
GLM	1,934	1,690	0	3,624	(111)	(2,025)	(267)	(2,403)	1,221	(1,120)	101
HUS	0	0	0	0	(656)	0	0	(656)	(656)	569	(87)
IND	0	0	0	0	(282)	0	0	(282)	(282)	298	16
JPM	187	364	7,660	8,211	(1,472)	(143)	0	(1,615)	6,596	(8,101)	(1,505)
MSB	130	0	0	130	(728)	0	0	(728)	(598)	703	105
MYC	0	8,318	0	8,318	0	(1,753)	0	(1,753)	6,565	(7,010)	(445)
RBC	4	0	0	4	(17)	0	0	(17)	(13)	0	(13)
RYL	0	38	0	38	0	(51)	0	(51)	(13)	0	(13)
SCX	30	0	0	30	0	0	0	0	30	0	30
TOR	109	0	0	109	(807)	0	0	(807)	(698)	769	71
UAG	0	0	0	0	(627)	0	0	(627)	(627)	702	75

Total Over the Counter	$5,487	$17,721	$67,863	$91,071	$(13,526)	$(5,640)	$(267)	$(19,433)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	131

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$213	$0	$0	$213
Futures	0	0	0	0	1,034	1,034
Swap Agreements	0	0	0	0	220	220

	$0	$0	$213	$0	$1,254	$1,467

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,487	$0	$5,487
Purchased Options	0	0	0	2,228	15,493	17,721
Swap Agreements	0	483	66,410	0	970	67,863

	$0	$483	$66,410	$7,715	$16,463	$91,071

	$0	$483	$66,623	$7,715	$17,717	$92,538

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$729	$0	$207	$936
Futures	0	0	8	0	136	144
Swap Agreements	0	1	0	0	1,115	1,116

	$0	$1	$737	$0	$1,458	$2,196

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,526	$0	$13,526
Written Options	0	0	0	722	4,918	5,640
Swap Agreements	0	0	0	0	267	267

	$0	$0	$0	$14,248	$5,185	$19,433

	$0	$1	$737	$14,248	$6,643	$21,629

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,133)	$0	$(311)	$(1,444)
Written Options	0	0	914	0	2,691	3,605
Futures	0	0	1,854	0	(21,881)	(20,027)
Swap Agreements	0	2,652	0	0	(29,222)	(26,570)

	$0	$2,652	$1,635	$0	$(48,723)	$(44,436)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,774	$0	$13,774
Purchased Options	0	0	0	(2,142)	(1,967)	(4,109)
Written Options	0	14	0	4,263	1,318	5,595
Swap Agreements	0	336	2,238	(13)	(1,640)	921

	$0	$350	$2,238	$15,882	$(2,289)	$16,181

	$0	$3,002	$3,873	$15,882	$(51,012)	$(28,255)

132	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(244)	$0	$15	$(229)
Written Options	0	0	188	0	74	262
Futures	0	0	41	0	15,964	16,005
Swap Agreements	0	(1,674)	0	0	60,374	58,700

	$0	$(1,674)	$(15)	$0	$76,427	$74,738

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8,966)	$0	$(8,966)
Purchased Options	0	0	0	1,146	(2,438)	(1,292)
Written Options	0	(13)	0	229	57	273
Swap Agreements	0	(72)	108,412	0	6,041	114,381

	$0	$(85)	$108,412	$(7,591)	$3,660	$104,396

	$0	$(1,759)	$108,397	$(7,591)	$80,087	$179,134

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$10,531	$0	$10,531
Corporate Bonds & Notes
Banking & Finance	0	209,665	0	209,665
Industrials	0	33,376	0	33,376
Utilities	0	23,400	0	23,400
Municipal Bonds & Notes
Illinois	0	1,636	0	1,636
Rhode Island	0	1,248	0	1,248
West Virginia	0	3,606	0	3,606
U.S. Government Agencies	0	24,329	0	24,329
U.S. Treasury Obligations	0	302,786	0	302,786
Non-Agency Mortgage-Backed Securities	0	74,801	4,987	79,788
Asset-Backed Securities	0	234,175	9,400	243,575
Sovereign Issues	0	4,253	0	4,253
Short-Term Instruments
Certificates of Deposit	0	32,683	0	32,683
Commercial Paper	0	64,733	0	64,733
Repurchase Agreements	0	945	0	945
Japan Treasury Bills	0	88,841	0	88,841

	$0	$1,111,008	$14,387	$1,125,395

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$434,149	$0	$0	$434,149

Total Investments	$434,149	$1,111,008	$14,387	$1,559,544

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,034	433	0	1,467
Over the counter	0	91,071	0	91,071

	$1,034	$91,504	$0	$92,538

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(144)	(2,052)	0	(2,196)
Over the counter	0	(19,433)	0	(19,433)

	$(144)	$(21,485)	$0	$(21,629)

Total Financial Derivative Instruments	$890	$70,019	$0	$70,909

Totals	$435,039	$1,181,027	$14,387	$1,630,453

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	133

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%
AWAS Finance Luxembourg S.A.
3.780% due 07/16/2018		$157	$158
BMC Foreign Holding Co.
5.147% due 09/10/2020		489	490
BMC Software Finance, Inc.
5.000% due 09/10/2020		879	881
Charter Communications Operating LLC
2.990% due 07/01/2020		586	589
3.232% due 01/15/2024		2,277	2,291
Energy Future Intermediate Holding Co. LLC
4.304% due 06/30/2017		300	300
Las Vegas Sands LLC
2.980% due 12/19/2020		3,218	3,223

Total Loan Participations and Assignments (Cost $7,898)			7,932

CORPORATE BONDS & NOTES 16.0%

BANKING & FINANCE 11.1%
Aviation Capital Group Corp.
7.125% due 10/15/2020		800	916
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (f)	EUR	2,900	3,171
Bank of America Corp.
2.018% due 04/01/2019		$13,800	13,925
2.650% due 04/01/2019		3,700	3,744
6.000% due 09/01/2017		5,400	5,498
6.875% due 04/25/2018		7,275	7,657
Barclays Bank PLC
10.179% due 06/12/2021		400	502
14.000% due 06/15/2019 (f)	GBP	900	1,383
Barclays PLC
3.200% due 08/10/2021		$5,200	5,207
6.500% due 09/15/2019 (f)	EUR	2,000	2,174
8.000% due 12/15/2020 (f)		2,200	2,548
Blackstone CQP Holdco LP
6.500% due 03/20/2021		$2,200	2,210
BPCE S.A.
1.778% due 06/17/2017		13,500	13,515
2.500% due 07/15/2019		1,300	1,306
Credit Agricole S.A.
1.665% due 06/12/2017		10,500	10,507
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		1,000	985
Deutsche Bank AG
4.250% due 10/14/2021		4,900	5,027
Dexia Credit Local S.A.
1.875% due 07/17/2017	GBP	300	377
2.000% due 01/22/2021	EUR	100	114
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$725	750
FMS Wertmanagement AoeR
0.750% due 12/15/2017	GBP	2,900	3,645
Ford Motor Credit Co. LLC
1.626% due 09/08/2017		$5,120	5,124
General Motors Financial Co., Inc.
2.400% due 04/10/2018		7,300	7,339
3.450% due 04/10/2022		10,100	10,161
Goldman Sachs Group, Inc.
2.209% due 11/15/2021		3,100	3,137
HDFC Bank Ltd.
3.000% due 03/06/2018		600	605
HSBC Holdings PLC
2.650% due 01/05/2022		1,800	1,852
3.400% due 03/08/2021		1,500	1,535
HSBC USA, Inc.
1.804% due 08/07/2018		2,600	2,610
Industrial & Commercial Bank of China Ltd.
3.231% due 11/13/2019		900	918

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
International Lease Finance Corp.
7.125% due 09/01/2018		$100	$107
JPMorgan Chase & Co.
1.588% due 04/25/2018		2,500	2,511
6.000% due 01/15/2018		5,000	5,169
KBC Bank NV
8.000% due 01/25/2023		800	840
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	925	1,266
Morgan Stanley
2.318% due 04/25/2018		$300	303
5.500% due 07/24/2020		200	218
PNC Bank N.A.
1.800% due 11/05/2018		7,400	7,409
Rio Oil Finance Trust
9.250% due 07/06/2024		273	278
Stadshypotek AB
1.250% due 05/23/2018		1,000	996
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	EUR	560	675
Swedbank Hypotek AB
1.375% due 03/28/2018		$6,200	6,190
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020		800	806
4.125% due 09/24/2025		1,000	1,019
Wells Fargo & Co.
1.521% due 09/14/2018		5,400	5,412
2.600% due 07/22/2020		1,900	1,919

			153,560

INDUSTRIALS 2.3%
Actavis Funding SCS
2.375% due 03/12/2020		200	205
4.550% due 03/15/2035		2,300	2,313
Amgen, Inc.
1.650% due 05/22/2019		1,000	1,008
3.450% due 10/01/2020		400	416
BRF S.A.
4.750% due 05/22/2024		1,800	1,744
Charter Communications Operating LLC
4.464% due 07/23/2022		700	738
4.908% due 07/23/2025		1,600	1,692
6.384% due 10/23/2035		300	342
6.484% due 10/23/2045		700	810
6.834% due 10/23/2055		100	117
CNH Industrial Capital LLC
3.625% due 04/15/2018		500	508
Continental Airlines Pass-Through Trust
7.250% due 05/10/2021		151	168
CVS Health Corp.
3.500% due 07/20/2022		200	206
3.875% due 07/20/2025		1,582	1,633
Daimler Finance North America LLC
1.875% due 01/11/2018		1,100	1,101
Forest Laboratories LLC
4.375% due 02/01/2019		900	932
4.875% due 02/15/2021		1,200	1,292
HCA, Inc.
4.750% due 05/01/2023		2,300	2,404
6.500% due 02/15/2020		1,100	1,207
Nissan Motor Acceptance Corp.
2.116% due 03/08/2019		2,800	2,828
QUALCOMM, Inc.
4.800% due 05/20/2045		700	732
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		1,160	1,151
2.400% due 09/23/2021		2,020	1,980
Tencent Holdings Ltd.
2.000% due 05/02/2017		400	400
U.S. Airways Pass-Through Trust
5.900% due 04/01/2026		2,399	2,675

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	$3,800	$3,829

		32,431

UTILITIES 2.6%
AT&T, Inc.
1.617% due 01/15/2020	3,800	3,827
4.500% due 05/15/2035	300	283
CNOOC Nexen Finance ULC
1.625% due 04/30/2017	2,800	2,801
Sinopec Group Overseas Development Ltd.
1.750% due 04/10/2017	3,800	3,800
1.790% due 04/10/2017	15,800	15,800
Sprint Communications, Inc.
8.375% due 08/15/2017	5,000	5,116
Verizon Communications, Inc.
2.871% due 09/14/2018	3,400	3,473
4.500% due 09/15/2020	400	427

		35,527

Total Corporate Bonds & Notes (Cost $221,697)		221,518

MUNICIPAL BONDS & NOTES 0.2%

ILLINOIS 0.2%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	1,000	1,011
7.750% due 01/01/2042	1,600	1,647

Total Municipal Bonds & Notes (Cost $2,557)		2,658

U.S. GOVERNMENT AGENCIES 0.3%
Fannie Mae
3.500% due 06/01/2045	269	276
4.868% due 03/25/2041 (a)	8,230	1,143
5.718% due 03/25/2036 (a)	4,835	767
5.768% due 05/25/2036 (a)	949	71
22.633% due 12/25/2036	337	502
Freddie Mac
5.558% due 07/15/2036 (a)	3,977	589
5.788% due 04/15/2036 (a)	1,630	201
NCUA Guaranteed Notes
1.234% due 03/06/2020	30	30

Total U.S. Government Agencies (Cost $4,020)		3,579

U.S. TREASURY OBLIGATIONS 27.7%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2024 (j)	95,327	94,521
0.250% due 01/15/2025	44,912	44,562
U.S. Treasury Notes
0.750% due 10/31/2018 (l)	100	99
1.375% due 09/30/2020 (j)	60,500	59,899
1.375% due 10/31/2020 (j)(l)	44,800	44,313
1.500% due 08/15/2026 (l)	20,600	19,058
1.750% due 05/15/2023 (l)	2,330	2,279
2.000% due 08/15/2025 (i)(l)	22,400	21,812
2.000% due 11/15/2026	2,700	2,608
2.125% due 08/31/2020 (j)(l)	10,000	10,158
2.125% due 08/15/2021 (l)	300	304
2.125% due 11/30/2023 (l)	2,760	2,750
2.125% due 05/15/2025 (l)	21,600	21,273
2.250% due 11/15/2025	59,000	58,496

Total U.S. Treasury Obligations (Cost $385,285)		382,132

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.4%
Adjustable Rate Mortgage Trust
3.362% due 09/25/2035	84	70

134	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Funding Trust
1.188% due 04/20/2047 ^		$240	$208
3.039% due 09/20/2034		108	107
BCAP LLC Trust
5.250% due 04/26/2037		170	167
Bear Stearns Adjustable Rate Mortgage Trust
2.905% due 08/25/2033		233	231
2.935% due 02/25/2033		10	10
2.996% due 01/25/2033		1,433	1,442
3.047% due 04/25/2033		101	102
3.344% due 07/25/2034		350	341
3.346% due 01/25/2035		20	20
3.510% due 02/25/2034		33	33
Bear Stearns ALT-A Trust
1.482% due 01/25/2036 ^		309	278
3.085% due 10/25/2033		19	19
3.404% due 05/25/2035		123	119
Citigroup Mortgage Loan Trust, Inc.
2.410% due 09/25/2035		12	11
Claris Finance SRL
0.137% due 10/31/2060	EUR	156	166
Countrywide Alternative Loan Trust
1.152% due 11/25/2036		$437	399
1.162% due 05/25/2047		485	415
1.302% due 11/25/2035		8,299	7,004
1.382% due 08/25/2037		481	371
1.638% due 12/25/2035		7	7
5.500% due 11/25/2035		163	129
Countrywide Home Loan Mortgage Pass-Through Trust
1.642% due 02/25/2035		88	76
3.134% due 11/19/2033		300	296
3.140% due 09/25/2047 ^		6	6
3.155% due 08/25/2034		177	169
5.750% due 07/25/2037 ^		8,171	7,455
Credit Suisse First Boston Mortgage Securities Corp.
1.423% due 03/25/2032		12	11
Deutsche ALT-A Securities, Inc.
1.732% due 10/25/2047		6,992	5,750
Eurohome UK Mortgages PLC
0.494% due 06/15/2044	GBP	711	855
First Horizon Mortgage Pass-Through Trust
3.076% due 02/25/2034		$72	72
GSR Mortgage Loan Trust
3.144% due 11/25/2035		19	19
6.000% due 03/25/2032		3	3
IndyMac Mortgage Loan Trust
1.222% due 07/25/2035		4	3
1.622% due 07/25/2045		159	135
JPMorgan Mortgage Trust
3.357% due 04/25/2037		266	238
MASTR Adjustable Rate Mortgages Trust
1.192% due 04/25/2046		10	7
3.187% due 10/25/2033		2,606	2,232
Merrill Lynch Mortgage Investors Trust
1.232% due 11/25/2035		949	880
3.051% due 05/25/2033		184	181
Merrill Lynch Mortgage-Backed Securities Trust
3.502% due 04/25/2037 ^		19	17
Morgan Stanley Re-REMIC Trust
5.949% due 08/12/2045		233	233
Residential Accredit Loans, Inc. Trust
1.152% due 01/25/2037		7,358	5,777
Sequoia Mortgage Trust
1.614% due 03/20/2035		40	36
2.960% due 01/20/2047 ^		14	11
Structured Adjustable Rate Mortgage Loan Trust
3.211% due 05/25/2034		98	99
3.222% due 11/25/2035 ^		7,745	6,781
Structured Asset Mortgage Investments Trust
1.678% due 02/19/2035		88	82
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.272% due 08/25/2032		16	16
Thornburg Mortgage Securities Trust
2.994% due 06/25/2047 ^		36	33

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WaMu Mortgage Pass-Through Certificates Trust
1.424% due 07/25/2047	$1,223	$1,065
1.518% due 10/25/2046 ^	15,884	13,978
2.099% due 12/25/2046	451	438
2.116% due 08/25/2046	10,529	9,923
2.456% due 04/25/2037 ^	19	17
2.497% due 01/25/2037 ^	6	5
2.716% due 12/25/2036 ^	6	5
Washington Mutual Mortgage Pass-Through Certificates Trust
1.608% due 05/25/2046	8	6
2.932% due 02/25/2033	6	6
3.100% due 02/25/2033	10	10
Wells Fargo Alternative Loan Trust
3.193% due 07/25/2037 ^	209	178
6.250% due 07/25/2037 ^	7,058	6,688
Wells Fargo Commercial Mortgage Trust
3.244% due 12/15/2047	12,000	12,345

Total Non-Agency Mortgage-Backed Securities (Cost $85,307)		87,786

ASSET-BACKED SECURITIES 11.4%
ACE Securities Corp. Home Equity Loan Trust
2.782% due 10/25/2032	98	96
Argent Securities Trust
1.092% due 09/25/2036	1,467	622
Carrington Mortgage Loan Trust
1.242% due 02/25/2037	7,685	6,051
Citigroup Mortgage Loan Trust, Inc.
1.132% due 12/25/2036	7,562	4,028
1.142% due 09/25/2036	1,133	857
Countrywide Asset-Backed Certificates
1.122% due 07/25/2037 ^	6,629	5,741
1.122% due 12/25/2046	16,816	12,620
1.132% due 06/25/2047 ^	5,254	4,943
1.172% due 06/25/2047	2,540	2,467
1.232% due 01/25/2046	9,653	7,644
1.232% due 06/25/2047	2,300	1,883
1.262% due 09/25/2036	4,888	4,823
1.382% due 06/25/2036	1,100	939
2.077% due 12/25/2034	2,864	2,760
Countrywide Asset-Backed Certificates Trust
1.452% due 04/25/2036	11,420	10,142
2.107% due 12/25/2034	5,800	5,726
First Franklin Mortgage Loan Trust
1.702% due 03/25/2035	38	38
Fremont Home Loan Trust
1.312% due 01/25/2036	1,500	1,354
GSAA Trust
1.102% due 06/25/2036	1,608	805
GSAMP Trust
1.132% due 12/25/2046	739	462
HSI Asset Securitization Corp. Trust
1.092% due 12/25/2036	18,583	7,963
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.192% due 04/25/2037	604	437
JPMorgan Mortgage Acquisition Trust
1.132% due 07/25/2036	1,707	867
Lehman XS Trust
1.122% due 02/25/2037 ^	5,497	5,415
Lockwood Grove CLO Ltd.
2.508% due 04/25/2025	2,100	2,099
Long Fellow Place CLO Ltd.
2.139% due 01/15/2024	1,900	1,900
MASTR Asset-Backed Securities Trust
1.222% due 03/25/2036	1,221	764
Morgan Stanley ABS Capital, Inc. Trust
1.112% due 01/25/2037	5,522	3,147
1.112% due 02/25/2037	9,633	7,095
1.122% due 08/25/2036	9,406	5,632
Morgan Stanley Mortgage Loan Trust
1.342% due 04/25/2037	855	414

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.312% due 10/25/2036 ^		$3,074	$1,087
NovaStar Mortgage Funding Trust
1.142% due 10/25/2036		5,109	3,029
Ownit Mortgage Loan Trust
1.582% due 10/25/2036 ^		1,057	908
People’s Choice Home Loan Securities Trust
1.702% due 05/25/2035 ^		481	470
Residential Asset Mortgage Products Trust
1.432% due 04/25/2035		853	852
2.857% due 10/25/2034		10,105	8,451
Residential Asset Securities Corp. Trust
1.222% due 10/25/2036		25,000	20,430
Soundview Home Loan Trust
1.242% due 02/25/2037		2,586	1,055
VOLT LLC
4.250% due 02/26/2046		2,253	2,270
WaMu Asset-Backed Certificates Trust
1.222% due 05/25/2047		12,645	8,689

Total Asset-Backed Securities (Cost $152,328)			156,975

SOVEREIGN ISSUES 0.5%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	200	223
4.950% due 02/11/2020		1,400	1,602
Brazil Government International Bond
5.625% due 02/21/2047		$4,000	3,890
Korea Land & Housing Corp.
1.875% due 08/02/2017		1,300	1,300

Total Sovereign Issues (Cost $7,099)			7,015

SHORT-TERM INSTRUMENTS 31.1%

CERTIFICATES OF DEPOSIT 3.2%
Abbey National Treasury Services PLC
1.400% due 07/07/2017		400	400
Barclays Bank PLC
1.804% due 11/06/2017		9,300	9,319
Credit Suisse AG
1.920% due 09/12/2017		7,500	7,518
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017		2,600	2,607
Natixis S.A.
1.846% due 09/25/2017		12,300	12,329
Sumitomo Mitsui Banking Corp.
1.831% due 09/15/2017		1,700	1,704
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017		2,400	2,407
1.882% due 09/18/2017		8,600	8,624

			44,908

COMMERCIAL PAPER 0.1%
Credit Suisse AG
1.507% due 07/03/2017		500	499
ENI Finance USA, Inc.
1.806% due 10/02/2017		500	496
Natixis NY
1.434% due 07/03/2017		600	598
Standard Chartered Bank
1.465% due 07/03/2017		300	299

			1,892

REPURCHASE AGREEMENTS (g) 15.1%
			207,900

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	135

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 1.8%
Federal Home Loan Bank
0.710% due 04/03/2017 (c)(d)		$25,000	$25,000

JAPAN TREASURY BILLS 10.9%
(0.314)% due 04/10/2017 - 04/24/2017 (b)(c)	JPY	16,830,000	151,184

Total Short-Term Instruments (Cost $425,867)			430,884

Total Investments in Securities (Cost $1,292,058)			1,300,479

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.0%

SHORT-TERM INSTRUMENTS 7.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.0%
PIMCO Short-Term Floating NAV Portfolio III	9,799,330	$96,876

Total Short-Term Instruments (Cost $96,882)		96,876

Total Investments in Affiliates (Cost $96,882)		96,876

Total Investments 101.2% (Cost $1,388,940)		$1,397,355

Financial Derivative Instruments (h)(k) 0.8% (Cost or Premiums, net $15,699)		11,285

Other Assets and Liabilities, net (2.0)%		(27,897)

Net Assets 100.0%		$1,380,743

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.830%	03/28/2017	04/11/2017	$63,300	U.S. Treasury Bonds 3.375% - 3.625% due 08/15/2043 - 05/15/2044	$(65,471)	$63,300	$63,309
IND	0.750	03/31/2017	04/03/2017	4,400	U.S. Treasury Notes 1.500% due 08/15/2026	(4,491)	4,400	4,400
NOM	0.760	03/28/2017	04/04/2017	50,000	U.S. Treasury Notes 2.375% due 08/15/2024	(50,938)	50,000	50,006
	0.900	03/31/2017	04/03/2017	90,200	U.S. Treasury Notes 2.250% due 12/31/2023	(92,194)	90,200	90,207

Total Repurchase Agreements						$(213,094)	$207,900	$207,922

SHORT SALES:

SHORT SALES ON U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Treasury Notes	1.125%	09/30/2021	$5,700	$(5,513)	$(5,515)

Total Short Sales				$(5,513)	$(5,515)

136	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Cash of $890 has been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$63,309	$0	$0	$0	$63,309	$(64,581)	$(1,272)
IND	4,400	0	0	0	4,400	(4,491)	(91)
NOM	140,213	0	0	0	140,213	(143,132)	(2,919)

Master Securities Forward Transaction Agreement
NOM	0	0	0	(5,515)	(5,515)	0	(5,515)

Total Borrowings and Other Financing Transactions	$207,922	$0	$0	$(5,515)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $1 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(37,123) at a weighted average interest rate of 0.613%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE Volatility S&P 500	16.000	05/17/2017	2,590	$513	$239

Total Purchased Options				$513	$239

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$125.000	04/21/2017	549	$(239)	$(177)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOE Volatility S&P 500	14.000	05/17/2017	2,590	$(671)	$(355)
Put - CBOE Volatility S&P 500	14.000	05/17/2017	2,590	(360)	(464)

				$(1,031)	$(819)

Total Written Options				$(1,270)	$(996)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	137

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	Long	06/2017	39	$73	$11	$(2)
Call Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	188	(106)	10	(30)
E-mini S&P 500 Index June Futures	Long	06/2017	882	12	0	(238)
Euro STOXX 50 June Futures	Long	06/2017	1,407	1,027	405	0
Euro-Bund 10-Year Bond June Futures	Long	06/2017	388	109	120	(8)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	220	(9)	94	0
FTSE 100 Index June Futures	Long	06/2017	340	60	26	(104)
Nikkei 225 Yen-denominated Futures June Futures	Long	06/2017	240	(202)	16	(237)
Put Options Strike @ EUR 131.000 on Euro-Bobl June Futures	Short	05/2017	544	(32)	29	0
Put Options Strike @ EUR 131.500 on Euro-Bobl June Futures	Short	05/2017	544	(53)	44	0
Put Options Strike @ EUR 132.000 on Euro-Bobl June Futures	Long	05/2017	544	74	0	(47)
Put Options Strike @ EUR 159.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	188	90	22	0
U.S. Treasury 2-Year Note June Futures	Short	06/2017	649	(56)	0	(51)
U.S. Treasury 5-Year Note June Futures	Long	06/2017	1,919	322	275	0
U.S. Treasury 10-Year Note June Futures	Short	06/2017	547	(507)	0	(120)
U.S. Treasury 30-Year Bond June Futures	Long	06/2017	589	419	184	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	328	253	102	0
United Kingdom Long Gilt June Futures	Long	06/2017	98	302	48	(7)

Total Futures Contracts				$1,776	$1,386	$(844)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
General Motors Co.	5.000%	12/20/2021	1.255%		$5,200	$878	$48	$0	$(7)
Volkswagen International Finance NV	1.000	12/20/2017	0.223	EUR	600	4	(1)	0	0

						$882	$47	$0	$(7)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$4,059	$357	$148	$3	$0
CDX.HY-27 5-Year Index	5.000	12/20/2021	2,574	209	63	2	0

				$566	$211	$5	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.750%	12/16/2046	CAD	9,000	$944	$(136)	$31	$0
Pay(5)	3-Month USD-LIBOR	2.200	11/24/2018		$218,700	1,068	84	48	0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		543,800	(4,285)	(1,652)	0	(116)
Receive(5)	3-Month USD-LIBOR	3.000	11/25/2020		111,300	(688)	(45)	0	(21)
Receive(5)	3-Month USD-LIBOR	1.250	06/21/2022		14,600	614	4	0	(14)
Pay(5)	3-Month USD-LIBOR	2.500	12/15/2023		148,000	(449)	(258)	59	0
Receive(5)	3-Month USD-LIBOR	1.500	06/21/2024		98,300	5,085	312	0	(133)
Receive	3-Month USD-LIBOR	2.250	06/15/2026		2,300	10	119	0	(4)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		70,420	3,649	3,292	0	(111)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		59,600	(1,134)	6,766	0	(100)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		12,500	437	1,442	0	(21)
Receive	3-Month USD-LIBOR	2.250	09/14/2046		6,300	600	774	0	(10)
Receive(5)	3-Month USD-LIBOR	2.285	05/25/2048		20,400	2,074	2,163	0	(33)
Receive(5)	6-Month EUR-EURIBOR	1.000	09/20/2027	EUR	3,800	(53)	(20)	0	(2)
Pay(5)	6-Month EUR-EURIBOR	2.036	02/03/2037		31,400	309	309	0	(70)
Receive	6-Month GBP-LIBOR	2.000	03/18/2022	GBP	16,400	(1,180)	(357)	0	(50)
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027		27,400	(867)	(623)	0	(136)
Receive(5)	6-Month GBP-LIBOR	2.040	02/01/2037		5,300	(184)	(185)	0	(24)
Receive(5)	6-Month GBP-LIBOR	2.043	02/01/2037		22,600	(790)	(790)	0	(103)
Receive(5)	6-Month GBP-LIBOR	1.750	03/21/2048		6,200	(637)	(286)	0	(87)

138	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	6-Month JPY-LIBOR	0.500%	09/20/2046	JPY	1,310,000	$1,152	$602	$37	$0
Pay	28-Day MXN-TIIE	5.840	09/14/2021	MXN	85,400	(244)	(360)	8	0
Pay	28-Day MXN-TIIE	5.905	09/22/2021		199,600	(542)	(618)	18	0
Pay	28-Day MXN-TIIE	5.780	10/06/2022		40,400	(147)	(151)	5	0
Pay	28-Day MXN-TIIE	5.980	08/26/2024		46,300	(199)	(239)	7	0

						$4,543	$10,147	$213	$(1,035)

Total Swap Agreements						$5,991	$10,405	$218	$(1,042)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(i)	Securities with an aggregate market value of $974 have been pledged as collateral as of March 31, 2017 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(j)	Securities with an aggregate market value of $30,420 and cash of $1,981 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$239	$1,386	$218	$1,843	$(996)	$(844)	$(1,042)	$(2,882)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	DKK	19,410		$2,833	$50	$0
	04/2017		$174,669	JPY	19,423,226	0	(204)
	05/2017	CNH	7,334		$1,060	0	(4)
	05/2017	JPY	19,423,226		174,852	213	0
	05/2017	RUB	138,897		2,351	0	(88)
	05/2017	ZAR	1,713		125	0	(2)
	06/2017		$389	CLP	261,416	6	0
	06/2017		228	COP	684,415	8	0
	07/2017	ILS	32,999		$9,105	0	(31)
	07/2017		$2,846	DKK	19,410	0	(50)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	139

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	04/2017	BRL	130,088		$38,782	$140	$(2,912)
	04/2017	EUR	39,647		42,133	0	(162)
	04/2017		$41,057	BRL	130,088	497	0
	04/2017		46,752	EUR	43,614	92	(316)
	04/2017		119	MXN	2,255	1	0
	05/2017	EUR	27,050		$29,211	317	0
	05/2017		$8,691	SEK	77,535	0	(27)
	06/2017	PHP	69,308		$1,365	0	(9)
	12/2018	JPY	1,760,000		16,039	0	(344)
BRC	04/2017		$6,823	AUD	8,922	0	(7)
	05/2017	AUD	8,922		$6,820	7	0
	05/2017		$1,607	ILS	6,038	61	0
CBK	04/2017	BRL	58,401		$18,432	0	(223)
	04/2017	CHF	22,477		22,390	0	(50)
	04/2017	JPY	14,520,000		126,703	0	(3,796)
	04/2017		$18,397	BRL	58,401	257	0
	04/2017		85,326	CAD	113,586	88	0
	04/2017		3,206	EUR	2,971	0	(37)
	04/2017		391	INR	25,708	5	0
	05/2017	CAD	113,586		$85,364	0	(85)
	06/2017	IDR	4,571,820		340	0	(1)
	06/2017	MYR	5,485		1,221	0	(10)
	06/2017	TWD	10,227		333	0	(5)
	06/2017		$258	COP	749,232	0	0
	06/2017		4,708	IDR	63,480,590	29	0
	06/2017		576	KRW	658,253	14	0
	06/2017		918	MYR	4,089	0	0
	06/2017		37	PHP	1,877	0	0
	06/2017		574	THB	20,268	16	0
	12/2018	JPY	2,980,000		$27,184	0	(555)
	12/2018		$42,950	JPY	4,740,000	1,172	0
DUB	04/2017	BRL	104,100		$31,771	0	(1,482)
	04/2017	ILS	33,764		8,948	0	(373)
	04/2017	RUB	1,086,043		18,170	0	(1,052)
	04/2017		$33,409	BRL	104,100	0	(157)
	05/2017	PLN	20,702		$5,155	0	(63)
	06/2017	SGD	7,198		5,099	0	(50)
FBF	05/2017		$12,536	RUB	755,245	728	0
GLM	04/2017	CAD	127,136		$97,087	1,484	0
	04/2017	EUR	6,390		6,743	0	(73)
	04/2017	GBP	4,103		5,070	0	(70)
	04/2017	JPY	105,100		925	0	(19)
	04/2017		$1,268	CAD	1,690	2	0
	04/2017		1,085	EUR	1,023	7	0
	04/2017		105,851	GBP	85,201	897	0
	04/2017		29,038	JPY	3,298,500	590	0
	04/2017		7,117	MXN	148,115	779	0
	04/2017		8,298	SEK	74,725	41	0
	05/2017	GBP	84,305		$104,827	0	(868)
	05/2017		$5,605	ZAR	77,185	117	0
HUS	04/2017	BRL	41,645		$13,144	0	(159)
	04/2017	CHF	1,157		1,149	0	(6)
	04/2017	DKK	798		114	0	0
	04/2017	GBP	846		1,035	0	(25)
	04/2017	JPY	23,599,786		210,159	0	(1,822)
	04/2017	MXN	7,882		412	0	(8)
	04/2017	SEK	22,461		2,510	4	0
	04/2017		$203	AUD	267	1	0
	04/2017		13,206	BRL	41,645	97	0
	04/2017		8,820	CAD	11,860	98	0
	04/2017		268	CZK	6,774	0	0
	04/2017		3,098	DKK	21,458	0	(21)
	04/2017		452	EUR	425	1	0
	04/2017		210	ILS	765	1	0
	04/2017		263	INR	17,065	0	0
	04/2017		6,649	JPY	761,560	191	0

140	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2017	AUD	131		$100	$0	$0
	05/2017	CNH	6,170		893	0	(2)
	05/2017	EUR	672		720	2	0
	05/2017	GBP	959		1,200	0	(2)
	05/2017	HUF	390,909		1,341	0	(12)
	05/2017	PLN	8,180		2,015	0	(47)
	05/2017	SEK	2,838		318	1	0
	05/2017		$314	CAD	419	1	0
	05/2017		368	CHF	368	0	0
	05/2017		1,948	CNH	13,499	9	0
	05/2017		1,231	JPY	137,076	1	0
	05/2017		212	PLN	840	0	0
	05/2017	ZAR	20,169		$1,531	36	0
	06/2017	HKD	397,578		51,275	31	0
	06/2017	KRW	14,605,490		12,656	0	(425)
	06/2017		$2,598	HKD	20,153	0	(1)
	06/2017		123	SGD	174	1	0
	06/2017		2,030	THB	70,478	21	(1)
	07/2017	DKK	1,030		$149	0	0
	01/2021	BRL	3,920		604	0	(395)
IND	04/2017		$9,157	NOK	76,689	0	(225)
JPM	04/2017	BRL	116,994		$35,438	0	(1,933)
	04/2017	CHF	2,419		2,396	0	(19)
	04/2017	INR	66,482		968	0	(57)
	04/2017	NZD	1,037		737	10	0
	04/2017		$37,393	BRL	116,994	135	(157)
	04/2017		1,047	EUR	975	0	(7)
	04/2017		1,041	INR	71,345	59	0
	04/2017		4,085	MXN	82,430	309	0
	04/2017		2,797	SEK	25,271	24	0
	05/2017	CNH	6,696		$969	0	(2)
	05/2017		$281	BRL	894	3	0
	06/2017	THB	730,816		$20,828	0	(427)
	06/2017		$417	CLP	277,030	2	0
	06/2017		346	KRW	386,676	0	0
	06/2017		1,803	TWD	54,588	1	0
MSB	04/2017	BRL	39,116		$11,325	0	(1,170)
	04/2017	GBP	80,252		100,647	100	0
	04/2017		$12,346	BRL	39,116	149	0
	04/2017		611	INR	41,951	36	0
RBC	04/2017	DKK	1,250		$182	3	0
	04/2017		$26,229	CHF	26,053	0	(219)
	05/2017	CHF	26,053		$26,271	219	0
SCX	04/2017	AUD	9,189		7,076	55	0
	04/2017	BRL	11,826		3,787	10	0
	04/2017	MXN	360,529		17,944	0	(1,273)
	04/2017		$3,733	BRL	11,826	45	0
	04/2017		602	INR	41,502	38	0
	04/2017		1,942	JPY	221,600	49	0
	05/2017		3,765	BRL	11,826	0	(12)
	05/2017		331	PLN	1,329	4	0
	06/2017	KRW	1,440,564		$1,251	0	(39)
SOG	04/2017	CZK	107,206		4,195	0	(46)
	06/2017	CLP	6,402,874		9,598	0	(76)
	08/2017		$1,390	TRY	5,325	21	0
TOR	04/2017	BRL	39,116		$11,198	0	(1,297)
	04/2017		$12,346	BRL	39,116	149	0
UAG	04/2017	INR	794,194		$11,540	0	(701)
	04/2017	JPY	2,310,000		19,886	0	(867)
	04/2017	NOK	71,000		8,250	0	(20)
	04/2017		$441	INR	30,411	28	0
	04/2017		486	RUB	27,510	1	0
	06/2017	KRW	4,375,177		$3,816	0	(103)
	06/2017	MYR	115,900		25,730	0	(275)
	06/2017	TWD	1,378,193		45,151	0	(405)

Total Forward Foreign Currency Contracts						$9,564	$(25,381)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	141

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC EUR versus MXN	MXN	22.480	01/08/2018	EUR	11,922	$378	$1,182
	Put - OTC USD versus MXN		19.000	01/05/2018	$	16,264	153	526
FBF	Put - OTC EUR versus MXN		22.480	01/08/2018	EUR	3,725	128	369
GLM	Call - OTC USD versus JPY	JPY	118.280	08/21/2017	$	16,383	205	66
JPM	Put - OTC EUR versus USD	$	1.045	04/19/2017	EUR	6,200	7	8
	Call - OTC USD versus JPY	JPY	118.280	08/21/2017	$	8,500	78	34

							$949	$2,185

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	04/13/2018	$	4,100	$401	$91
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		4,100	401	535
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/13/2018		7,800	721	173
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		7,800	795	1,018
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	04/17/2019		15,800	1,810	701
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/17/2019		15,800	1,810	2,338
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750	10/12/2018	GBP	14,300	376	374
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	24,100	1,226	1,352
DUB	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.670	10/08/2018	GBP	10,100	267	294
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	48,000	2,484	2,694
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	10/11/2018	GBP	15,300	409	429
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017	$	741,200	349	131
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		121,400	689	331
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.240	05/16/2018		8,200	822	194
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240	05/16/2018		8,200	822	1,105
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.285	05/23/2018		14,500	1,438	384
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	05/23/2018		14,500	1,438	1,858
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		31,750	1,526	1,760
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	05/28/2019		25,600	2,949	1,262
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/28/2019		25,600	2,949	3,660
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017		218,900	126	39

								$23,808	$20,723

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
BRC	Call - OTC 1-Year Interest Rate Floor(1)	0.150%	3-Month USD-LIBOR	11/28/2017	$477,100	$430	$218
SOG	Call - OTC 1-Year Interest Rate Floor	0.400	3-Month USD-LIBOR	10/26/2017	431,700	43	0

						$473	$218

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount	Cost(2)	Market Value
MYC	Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	0.000%	09/21/2017	$ 1,900	$166	$168

Total Purchased Options					$25,396	$23,294

142	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC EUR versus MXN	MXN	27.600	01/08/2018	EUR	11,922	$(383)	$(54)
	Put - OTC USD versus MXN		18.000	01/05/2018	$	32,528	(131)	(463)
FBF	Call - OTC EUR versus MXN		27.600	01/08/2018	EUR	3,725	(128)	(17)
	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$	5,470	(291)	(3)
GLM	Call - OTC CAD versus JPY	JPY	90.000	08/21/2017	CAD	21,462	(205)	(45)
JPM	Call - OTC CAD versus JPY		90.000	08/21/2017		11,100	(78)	(23)
	Call - OTC EUR versus USD	$	1.076	04/19/2017	EUR	6,200	(53)	(24)
	Put - OTC EUR versus USD		1.076	04/19/2017		6,200	(53)	(73)

							$(1,322)	$(702)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$ 120,200	$ (1,250)	$(1,646)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	239,900	(2,555)	(3,286)
MYC	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017	329,400	(349)	(203)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018	158,800	(1,681)	(2,222)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018	26,100	(689)	(338)
RYL	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017	84,200	(128)	(52)

							$ (6,652)	$(7,747)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Call - OTC 1-Year Interest Rate Floor(1)	0.040%	3-Month USD-LIBOR	11/28/2017	$954,200	$(496)	$(182)
SOG	Call - OTC 1-Year Interest Rate Floor	0.000	3-Month USD-LIBOR	10/26/2017	431,700	0	0

						$(496)	$(182)

Total Written Options						$(8,470)	$(8,631)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		45,774		(15,085)		(22,018)		(2,942)		5,729
Notional Amount in $	$	870,112		$2,467,746		$(131,585)	$	(705,254)	$	(118,521)	$	2,382,498
Notional Amount in CAD	CAD	0	CAD	32,562	CAD	0	CAD	0	CAD	0	CAD	32,562
Notional Amount in EUR	EUR	194,916	EUR	183,701	EUR	0	EUR	(281,872)	EUR	(68,698)	EUR	28,047
Notional Amount in GBP	GBP	0	GBP	78,390	GBP	0	GBP	(62,800)	GBP	(15,590)	GBP	0
Premiums	$	(21,068)		$(20,620)		$8,512	$	18,932	$	4,504	$	(9,740)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$7,795	$(1,609)	$654	$0	$(955)
	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	13,700	1,858	(118)	1,740	0
BRC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	15,591	(3,256)	1,347	0	(1,909)
CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	18,700	2,543	(167)	2,376	0

					$(464)	$1,716	$4,116	$(2,864)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	143

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month KRW-KORIBOR	1.260%	07/20/2026	KRW	5,580,000	$0	$282	$282	$0
CBK	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026		8,370,000	0	423	423	0
DUB	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026		3,690,000	0	187	187	0
GLM	Pay	CPTFEMU	0.993	03/30/2020	EUR	62,400	(6)	(465)	0	(471)
JPM	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	11,173,000	0	565	565	0

							$(6)	$992	$1,457	$(471)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	S&P 500 Total Return Index	91,489	1-Month USD-LIBOR plus a specified spread	01/10/2018	$418,969	$0	$3,977	$3,977	$0
	Pay	NDDUWXUS Index	13,973	1-Month USD-LIBOR plus a specified spread	01/24/2018	72,397	0	(689)	0	(689)
	Receive	RALVEIET Index	481,376	1-Month USD-LIBOR plus a specified spread	01/24/2018	49,423	0	967	967	0
	Receive	RALVEIUT Index	2,041,581	1-Month USD-LIBOR plus a specified spread	02/14/2018	286,789	0	(2,013)	0	(2,013)
CBK	Receive	RALVEIUT Index	3,857,537	1-Month USD-LIBOR plus a specified spread	01/10/2018	541,907	0	(3,813)	0	(3,813)
DUB	Receive	RALVEIUT Index	43,424	1-Month USD-LIBOR plus a specified spread	10/26/2017	6,079	0	(24)	0	(24)
	Pay	NDUEEGF Index	9,478	1-Month USD-LIBOR plus a specified spread	11/29/2017	3,913	0	(95)	0	(95)
FBF	Receive	RALVEIIT Index	1,531,960	1-Month USD-LIBOR plus a specified spread	05/11/2017	175,307	0	3,170	3,170	0
	Receive	RALVEIET Index	1,634,988	1-Month USD-LIBOR plus a specified spread	07/13/2017	167,864	0	3,286	3,286	0
	Receive	RALVEIIT Index	196,737	1-Month USD-LIBOR plus a specified spread	11/29/2017	22,605	0	350	350	0
	Receive	RALVEIIT Index	2,992,960	1-Month USD-LIBOR plus a specified spread	01/10/2018	343,263	0	6,177	6,177	0
	Receive	RALVEIIT Index	1,851,217	1-Month USD-LIBOR plus a specified spread	01/24/2018	212,316	0	3,819	3,819	0
	Receive	RALVEIIT Index	488,206	1-Month USD-LIBOR plus a specified spread	02/22/2018	55,992	0	1,007	1,007	0
GST	Receive	RALVEIET Index	579,148	1-Month USD-LIBOR plus a specified spread	07/13/2017	59,461	0	1,166	1,166	0
MEI	Receive	RALVEIET Index	371,593	1-Month USD-LIBOR plus a specified spread	05/11/2017	37,666	0	859	859	0
	Receive	RALVEIET Index	199,110	1-Month USD-LIBOR plus a specified spread	11/29/2017	20,367	0	460	460	0
	Pay	NDDUWXUS Index	70,369	1-Month USD-LIBOR plus a specified spread	01/24/2018	363,375	0	(5,809)	0	(5,809)
	Pay	NDUEEGF Index	156,213	3-Month USD-LIBOR plus a specified spread	02/22/2018	65,109	0	(661)	0	(661)
SOG	Pay	NDUEEGF Index	361,325	1-Month USD-LIBOR plus a specified spread	01/24/2018	150,434	0	(2,429)	0	(2,429)
UBS	Receive	RALVEIET Index	663,107	1-Month USD-LIBOR plus a specified spread	08/24/2017	67,829	0	1,535	1,535	0

							$0	$11,240	$26,773	$(15,533)

Total Swap Agreements							$(470)	$13,948	$32,346	$(18,868)

144	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(l)	Securities with an aggregate market value of $25,634 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$277	$626	$2,022	$2,925	$(379)	$0	$(955)	$(1,334)	$1,591	$(1,720)	$(129)
BPS	1,047	4,230	4,944	10,221	(3,770)	0	(2,702)	(6,472)	3,749	(2,890)	859
BRC	68	592	0	660	(7)	(182)	(1,909)	(2,098)	(1,438)	1,523	85
CBK	1,581	1,352	2,799	5,732	(4,762)	(1,646)	(3,813)	(10,221)	(4,489)	3,293	(1,196)
DUB	0	2,002	187	2,189	(3,177)	(517)	(119)	(3,813)	(1,624)	482	(1,142)
FBF	728	369	17,809	18,906	0	(20)	0	(20)	18,886	(25,680)	(6,794)
GLM	3,917	2,760	0	6,677	(1,030)	(3,331)	(471)	(4,832)	1,845	(2,110)	(265)
GST	0	0	1,166	1,166	0	0	0	0	1,166	(1,750)	(584)
HUS	496	0	0	496	(2,926)	0	0	(2,926)	(2,430)	1,941	(489)
IND	0	0	0	0	(225)	0	0	(225)	(225)	0	(225)
JPM	543	471	565	1,579	(2,602)	(120)	0	(2,722)	(1,143)	939	(204)
MEI	0	0	1,319	1,319	0	0	(6,470)	(6,470)	(5,151)	7,953	2,802
MSB	285	0	0	285	(1,170)	0	0	(1,170)	(885)	734	(151)
MYC	0	10,853	0	10,853	0	(2,763)	0	(2,763)	8,090	(9,410)	(1,320)
RBC	222	0	0	222	(219)	0	0	(219)	3	0	3
RYL	0	39	0	39	0	(52)	0	(52)	(13)	0	(13)
SCX	201	0	0	201	(1,324)	0	0	(1,324)	(1,123)	1,314	191
SOG	21	0	0	21	(122)	0	(2,429)	(2,551)	(2,530)	4,419	1,889
TOR	149	0	0	149	(1,297)	0	0	(1,297)	(1,148)	1,470	322
UAG	29	0	0	29	(2,371)	0	0	(2,371)	(2,342)	459	(1,883)
UBS	0	0	1,535	1,535	0	0	0	0	1,535	0	1,535

Total Over the Counter	$9,564	$23,294	$32,346	$65,204	$(25,381)	$(8,631)	$(18,868)	$(52,880)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	145

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$239	$0	$0	$239
Futures	0	0	447	0	939	1,386
Swap Agreements	0	5	0	0	213	218

	$0	$5	$686	$0	$1,152	$1,843

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,564	$0	$9,564
Purchased Options	0	0	0	2,185	21,109	23,294
Swap Agreements	0	4,116	26,773	0	1,457	32,346

	$0	$4,116	$26,773	$11,749	$22,566	$65,204

	$0	$4,121	$27,459	$11,749	$23,718	$67,047

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$819	$0	$177	$996
Futures	0	0	579	0	265	844
Swap Agreements	0	7	0	0	1,035	1,042

	$0	$7	$1,398	$0	$1,477	$2,882

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$25,381	$0	$25,381
Written Options	0	0	0	702	7,929	8,631
Swap Agreements	0	2,864	15,533	0	471	18,868

	$0	$2,864	$15,533	$26,083	$8,400	$52,880

	$0	$2,871	$16,931	$26,083	$9,877	$55,762

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,626)	$0	$(433)	$(2,059)
Written Options	0	0	1,094	0	3,266	4,360
Futures	0	0	7,868	0	(8,611)	(743)
Swap Agreements	0	4,197	0	0	(2,551)	1,646

	$0	$4,197	$7,336	$0	$(8,329)	$3,204

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,382	$0	$15,382
Purchased Options	0	(11)	0	(3,070)	(2,331)	(5,412)
Written Options	0	24	0	6,336	1,335	7,695
Swap Agreements	0	2,133	109,366	(7)	(5,799)	105,693

	$0	$2,146	$109,366	$18,641	$(6,795)	$123,358

	$0	$6,343	$116,702	$18,641	$(15,124)	$126,562

146	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(274)	$0	$13	$(261)
Written Options	0	0	212	0	63	275
Futures	55	0	1,431	0	5,209	6,695
Swap Agreements	0	(840)	0	0	50,616	49,776

	$55	$(840)	$1,369	$0	$55,901	$56,485

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,225	$0	$6,225
Purchased Options	0	10	0	1,169	(2,826)	(1,647)
Written Options	0	(23)	0	9	(106)	(120)
Swap Agreements	0	1,580	(43,961)	0	11,804	(30,577)

	$0	$1,567	$(43,961)	$7,403	$8,872	$(26,119)

	$55	$727	$(42,592)	$7,403	$64,773	$30,366

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$7,932	$0	$7,932
Corporate Bonds & Notes
Banking & Finance	0	153,560	0	153,560
Industrials	0	32,431	0	32,431
Utilities	0	35,527	0	35,527
Municipal Bonds & Notes
Illinois	0	2,658	0	2,658
U.S. Government Agencies	0	3,579	0	3,579
U.S. Treasury Obligations	0	382,132	0	382,132
Non-Agency Mortgage-Backed Securities	0	87,786	0	87,786
Asset-Backed Securities	0	156,975	0	156,975
Sovereign Issues	0	7,015	0	7,015
Short-Term Instruments
Certificates of Deposit	0	44,908	0	44,908
Commercial Paper	0	1,892	0	1,892
Repurchase Agreements	0	207,900	0	207,900
Short-Term Notes	0	25,000	0	25,000
Japan Treasury Bills	0	151,184	0	151,184

	$0	$1,300,479	$0	$1,300,479

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$96,876	$0	$0	$96,876

Total Investments	$96,876	$1,300,479	$0	$1,397,355

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(5,515)	$0	$(5,515)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,386	457	0	1,843
Over the counter	0	65,204	0	65,204

	$1,386	$65,661	$0	$67,047

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(844)	(2,038)	0	(2,882)
Over the counter	0	(52,880)	0	(52,880)

	$(844)	$(54,918)	$0	$(55,762)

Total Financial Derivative Instruments	$542	$10,743	$0	$11,285

Totals	$97,418	$1,305,707	$0	$1,403,125

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	147

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A and Class C shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based

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on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO RAE Fundamental Advantage PLUS Fund	Quarterly	Quarterly
PIMCO RAE Fundamental PLUS Fund	Quarterly	Quarterly
PIMCO RAE Fundamental PLUS EMG Fund	Quarterly	Quarterly
PIMCO RAE Fundamental PLUS International Fund	Quarterly	Quarterly
PIMCO RAE Fundamental PLUS Small Fund	Quarterly	Quarterly
PIMCO RAE Low Volatility PLUS Fund	Quarterly	Quarterly
PIMCO RAE Low Volatility PLUS EMG Fund	Quarterly	Quarterly
PIMCO RAE Low Volatility PLUS International Fund	Quarterly	Quarterly
PIMCO RAE Worldwide Long/Short PLUS Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain

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relationships under ASC 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the

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value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker

Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest

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Notes to Financial Statements (Cont.)

rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the

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terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in an affiliated Fund for the period ended March 31, 2017 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO RAE Fundamental Advantage PLUS Fund	$94,003	$832,502	$(840,600)	$95	$(23)	$85,977	$902	$0
PIMCO RAE Fundamental PLUS Fund	210,771	1,673,318	(1,393,200)	100	(62)	490,927	1,719	0
PIMCO RAE Fundamental PLUS EMG Fund	79,109	1,516,437	(1,502,800)	52	(13)	92,785	637	0
PIMCO RAE Fundamental PLUS International Fund	18,880	1,070,650	(795,200)	30	2	294,362	750	0
PIMCO RAE Fundamental PLUS Small Fund	10,463	91,263	(77,900)	9	(4)	23,831	163	0
PIMCO RAE Low Volatility PLUS Fund	86,377	253,249	(284,300)	41	(7)	55,360	548	0
PIMCO RAE Low Volatility PLUS EMG Fund	805,202	2,980,968	(3,248,100)	810	(372)	538,508	4,168	0
PIMCO RAE Low Volatility PLUS International Fund	80,747	1,684,279	(1,330,900)	37	(14)	434,149	1,479	0
PIMCO RAE Worldwide Long/Short PLUS Fund	109,776	782,371	(795,300)	57	(28)	96,876	771	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Fund may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of

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Notes to Financial Statements (Cont.)

ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed- delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2017, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed

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securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Funds at March 31, 2017 are disclosed in the Notes to Schedules of Investments.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home

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Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund

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may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales   Certain Funds may enter into short sales transactions. Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which

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expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  Certain Funds may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Straddle Options  Certain Funds may enter into differing forms of straddle options (“Straddle”). A Straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements   Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows,

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assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Certain Funds may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation,

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other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a

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party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, a Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact a Fund’s liquidity and net asset value. Such transactions may also increase a Fund’s transaction costs or otherwise cause a Fund to perform differently than intended. Moreover, the Funds are subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or

ANNUAL REPORT	MARCH 31, 2017	161

Notes to Financial Statements (Cont.)

the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as

162	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2017

such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

ANNUAL REPORT	MARCH 31, 2017	163

Notes to Financial Statements (Cont.)

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO RAE Fundamental Advantage PLUS Fund	0.64%	0.25%	0.35%	N/A	0.40%	0.40%	0.40%	N/A
PIMCO RAE Fundamental PLUS Fund	0.54%	0.25%	0.35%	0.25%	0.40%	0.40%	0.40%	N/A
PIMCO RAE Fundamental PLUS EMG Fund	0.85%	0.30%	0.40%	0.30%	0.45%	0.45%	0.45%	N/A
PIMCO RAE Fundamental PLUS International Fund	0.57%	0.25%	0.35%	N/A	0.35%	0.35%	0.35%	0.35%	*
PIMCO RAE Fundamental PLUS Small Fund	0.59%	0.25%	0.35%	N/A	0.35%	0.35%	0.35%	0.35%	*
PIMCO RAE Low Volatility PLUS Fund	0.54%	0.25%	0.35%	N/A	0.40%~	0.40%	0.40%	N/A
PIMCO RAE Low Volatility PLUS EMG Fund(1)	0.85%	0.30%	0.40%	N/A	0.45%~	0.45%	0.45%	N/A
PIMCO RAE Low Volatility PLUS International Fund	0.57%	0.25%	0.35%	N/A	0.35%~	0.35%	0.35%	N/A
PIMCO RAE Worldwide Long/Short PLUS Fund	0.94%	0.25%	0.35%	N/A	0.40%~	0.40%	0.40%	N/A

*	This share class has been registered with the Securities and Exchange Commision (the “SEC”), but is not operational.
~	This share class was liquidated during the reporting period.
(1)	PIMCO has contractually agreed, through July 31, 2017, to waive its investment advisory fee by 0.15% of the average daily net assets of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2017, the Distributor retained $7,047,450 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing

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March 31, 2017

costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000, the valuation oversight committee lead receives an additional annual retainer of $11,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $5,750) and the governance committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Term

Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the PIMCO Funds Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Supervisory and Administrative Fee, or reimburse the Fund’s, to the extent that the payment of each Fund’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percent of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Fee Waiver Agreement, PIMCO contractually agreed to reduce its Advisory Fee for the PIMCO RAE Low Volatility PLUS EMG Fund. PIMCO may receive reimbursement by the PIMCO RAE Low Volatility PLUS EMG Fund of any portion of the Advisory Fee waived pursuant to the terms of the Fee Waiver Agreement during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees or Supervisory and Administration Fee pursuant to the Expense Limitation Agreement, exceed 0.0049% of the Class of the Fund’s average net assets; 2) exceed the total Reimbursement Amount, which is the portion of the Advisory Fee that is waived, reduced or reimbursed pursuant to the Fee Waiver Agreement; or 3) include any amounts previously reimbursed to PIMCO. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed to PIMCO, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the Expense Limit. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at March 31, 2017 were as follows (amounts in thousands):

Expiring within	12 months	13 - 24 months	25 - 36 months	Total
PIMCO RAE Low Volatility PLUS EMG Fund	$6,379	$5,548	$4,947	$16,874

For the period ended March 31, 2017, the amount waived was $4,923,277.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

ANNUAL REPORT	MARCH 31, 2017	165

Notes to Financial Statements (Cont.)

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2017, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO RAE Fundamental Advantage PLUS Fund	$11,847	$17,608
PIMCO RAE Fundamental PLUS Fund	—	66,141
PIMCO RAE Fundamental PLUS EMG Fund	12,753	88,877
PIMCO RAE Fundamental PLUS International Fund	119,486	37,615
PIMCO RAE Fundamental PLUS Small Fund	827	547
PIMCO RAE Low Volatility PLUS Fund	—	30,434
PIMCO RAE Low Volatility PLUS EMG Fund	42,652	104,898
PIMCO RAE Low Volatility PLUS International Fund	160	44,839
PIMCO RAE Worldwide Long/Short PLUS Fund	9,264	166,828

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2017, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
PIMCO RAE Fundamental Advantage PLUS Fund	$1,905,910	$2,074,482	$92,417	$166,077
PIMCO RAE Fundamental PLUS Fund	8,552,267	8,678,053	220,068	611,671
PIMCO RAE Fundamental PLUS EMG Fund	6,236,224	6,683,170	205,606	545,071
PIMCO RAE Fundamental PLUS International Fund	1,346,647	1,399,088	198,156	229,322
PIMCO RAE Fundamental PLUS Small Fund	156,100	156,775	9,054	12,053
PIMCO RAE Low Volatility PLUS Fund	604,212	652,578	47,028	106,318
PIMCO RAE Low Volatility PLUS EMG Fund	7,088,547	7,407,583	570,145	680,189
PIMCO RAE Low Volatility PLUS International Fund	4,071,114	4,648,414	317,811	457,322
PIMCO RAE Worldwide Long/Short PLUS Fund	3,351,760	4,078,350	198,571	606,526

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March 31, 2017

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Fundamental Advantage PLUS Fund				PIMCO RAE Fundamental PLUS Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares~	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	30,838	$305,801	24,454	$252,663	18,954	$126,179	44,414	$270,726
Class P	83	823	1,097	10,957	17,380	116,372	15,465	96,029
Administrative Class	0	0	0	0	3,736	25,429	351	2,161
Class D	1,054	10,540	1,196	12,120	9,080	58,473	9,687	56,957
Class A	88	870	1,025	9,649	14,108	90,324	22,008	133,358
Class C	153	1,514	92	903	8,653	52,166	11,432	64,570
Issued as reinvestment of distributions
Institutional Class	0	0	8,588	86,618	0	0	6,155	37,275
Class P	0	0	92	925	0	0	2,567	15,444
Administrative Class	0	0	0	0	0	0	97	586
Class D	0	0	206	2,037	0	0	3,668	21,267
Class A	0	0	118	1,169	0	0	5,076	29,455
Class C	0	0	67	668	0	0	3,815	20,746
Cost of shares redeemed
Institutional Class	(48,748)	(489,707)	(194,496)	(1,970,862)	(29,928)	(193,001)	(137,376)	(828,456)
Class P	(564)	(5,668)	(2,310)	(23,321)	(19,327)	(124,732)	(74,418)	(454,089)
Administrative Class	0	0	0	0	(718)	(4,636)	(5,038)	(31,052)
Class D	(1,345)	(13,306)	(4,524)	(43,850)	(20,242)	(126,398)	(54,626)	(324,790)
Class A	(1,340)	(12,947)	(1,708)	(17,106)	(32,155)	(200,470)	(70,222)	(413,606)
Class C	(355)	(3,482)	(1,198)	(12,200)	(20,216)	(117,880)	(42,732)	(233,972)
Net increase (decrease) resulting from Fund share transactions	(20,136)	$(205,562)	(167,301)	$(1,689,630)	(50,675)	$(298,174)	(259,677)	$(1,537,391)

	PIMCO RAE Fundamental PLUS EMG Fund				PIMCO RAE Fundamental PLUS International Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	19,580	$177,714	36,103	$269,305	58,816	$473,578	27,738	$197,140
Class P	3,812	35,453	3,701	36,393	122	1,029	543	3,774
Administrative Class	36	341	8	61	0	0	0	0
Class D	4,088	36,377	642	5,380	183	1,500	885	6,915
Class A	353	3,445	361	3,182	70	557	217	1,879
Class C	98	923	122	1,130	15	131	97	868
Issued as reinvestment of distributions
Institutional Class	6,364	56,737	0	0	933	7,663	2,573	21,297
Class P	129	1,166	0	0	6	48	4	36
Administrative Class	1	8	0	0	0	0	0	0
Class D	79	702	0	0	5	40	22	179
Class A	23	205	0	0	3	26	9	72
Class C	7	62	0	0	1	4	4	37
Cost of shares redeemed
Institutional Class	(160,230)	(1,469,474)	(103,024)	(875,908)	(38,344)	(301,403)	(69,994)	(572,649)
Class P	(871)	(7,802)	(3,533)	(32,969)	(99)	(817)	(349)	(2,944)
Administrative Class	(29)	(249)	(2)	(15)	0	0	0	0
Class D	(2,327)	(21,126)	(596)	(5,410)	(801)	(6,289)	(915)	(7,790)
Class A	(172)	(1,530)	(1,007)	(8,247)	(90)	(732)	(132)	(1,075)
Class C	(91)	(828)	(113)	(914)	(72)	(585)	(116)	(970)
Net increase (decrease) resulting from Fund share transactions	(129,150)	$(1,187,876)	(67,338)	$(608,012)	20,748	$174,750	(39,414)	$(353,231)

ANNUAL REPORT	MARCH 31, 2017	167

Notes to Financial Statements (Cont.)

	PIMCO RAE Fundamental PLUS Small Fund				PIMCO RAE Low Volatility PLUS Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,579	$27,806	2,163	$22,264	2,652	$31,039	23	$247
Class P	291	3,297	194	2,375	44	526	49	518
Administrative Class	0	0	0	0	0	0	0	0
Class D	394	4,254	200	2,220	224 ^	2,659 ^	12	128
Class A	203	2,250	197	2,282	381	4,430	290	3,041
Class C	110	1,171	205	2,200	418	4,774	108	1,141
Issued as reinvestment of distributions
Institutional Class	27	310	4,374	40,475	311	3,730	966	10,214
Class P	2	18	59	548	1	11	1	11
Administrative Class	0	0	0	0	0	0	0	0
Class D	1	8	112	1,030	2 ^	28 ^	1	12
Class A	1	11	65	603	14	169	10	106
Class C	0	0	98	877	4	52	4	42
Cost of shares redeemed
Institutional Class	(2,338)	(24,101)	(32,756)	(325,066)	(11,512)	(137,701)	(75,159)	(788,383)
Class P	(141)	(1,448)	(456)	(4,891)	(33)	(386)	(95)	(1,021)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(494)	(5,100)	(352)	(3,783)	(281)^	(3,305)^	(459)	(4,941)
Class A	(126)	(1,312)	(512)	(5,649)	(183)	(2,157)	(967)	(10,293)
Class C	(314)	(3,251)	(211)	(2,124)	(208)	(2,407)	(801)	(8,492)
Net increase (decrease) resulting from Fund share transactions	195	$3,913	(26,620)	$(266,639)	(8,166)	$(98,538)	(76,017)	$(797,670)

	PIMCO RAE Low Volatility PLUS EMG Fund				PIMCO RAE Low Volatility PLUS International Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	21,527	$179,769	40,048	$300,664	68,307	$656,521	10,920	$94,520
Class P	4	37	25	246	1,091	9,977	36	378
Administrative Class	0	0	0	0	0	0	0	0
Class D	360 ^	3,085 ^	412	3,212	4 ^	29 ^	20	216
Class A	38	335	16	161	165	1,620	354	3,407
Class C	183	1,584	8	78	66	630	33	323
Issued as reinvestment of distributions
Institutional Class	4,705	39,995	10,155	81,854	2,308	22,445	8,498	81,031
Class P	0	2	1	5	15	142	2	21
Administrative Class	0	0	0	0	0	0	0	0
Class D	0 ^	4 ^	3	21	0 ^	1 ^	1	13
Class A	0	3	1	7	3	30	8	77
Class C	0	3	1	4	1	5	1	14
Cost of shares redeemed
Institutional Class	(126,010)	(1,098,444)	(88,888)	(784,459)	(82,703)	(792,472)	(104,682)	(1,012,472)
Class P	(10)	(86)	(15)	(132)	(441)	(4,215)	(24)	(241)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(413)^	(3,567)^	(413)	(3,195)	(23)^	(218)^	(38)	(371)
Class A	(16)	(145)	(39)	(315)	(190)	(1,784)	(201)	(1,861)
Class C	(148)	(1,262)	(19)	(163)	(14)	(130)	(29)	(278)
Net increase (decrease) resulting from Fund share transactions	(99,780)	$(878,687)	(38,704)	$(402,012)	(11,411)	$(107,419)	(85,101)	$(835,223)

168	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2017

PIMCO RAE Worldwide Long/Short PLUS Fund
Year Ended 03/31/2017		Year Ended 03/31/2016
Shares	Amount	Shares	Amount

31,873	$307,489	32,959	$329,887
0	0	2	22
0	0	0	0
137 ^	1,347 ^	11	99
4	32	8	73
67	642	2	21

7,446	71,972	10,602	96,954
0	1	0	1
0	0	0	0
1 ^	10 ^	0	2
0	4	0	3
2	15	0	1

(104,381)	(1,009,857)	(168,931)	(1,535,450)
(1)	(12)	0	(1)
0	0	0	0
(141)^	(1,380)^	(28)	(268)
(2)	(20)	(6)	(54)
(4)	(37)	(2)	(20)

(64,999)	$(629,794)	(125,383)	$(1,108,730)

^	Class D Shares liquidated at the close of business January 13, 2017.
†	A zero balance may reflect actual amounts rounding to less than one thousand.
~	A one for three reverse share split, effective August 7, 2015, has been retroactively applied.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties
PIMCO RAE Fundamental Advantage PLUS Fund	0	2	0%	83%
PIMCO RAE Fundamental PLUS EMG Fund	0	2	0%	78%
PIMCO RAE Fundamental PLUS International Fund	0	2	0%	93%
PIMCO RAE Fundamental PLUS Small Fund	0	1	0%	52%
PIMCO RAE Low Volatility PLUS Fund	0	2	0%	88%
PIMCO RAE Low Volatility PLUS EMG Fund	0	2	0%	97%
PIMCO RAE Low Volatility PLUS International Fund	0	2	0%	96%
PIMCO RAE Worldwide Long/Short PLUS Fund	0	2	0%	95%

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

ANNUAL REPORT	MARCH 31, 2017	169

Notes to Financial Statements (Cont.)

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters. The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2014-2016, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO RAE Fundamental Advantage PLUS Fund	$0	$0	$9,733	$(128)	$(1,128,518)	$0	$0
PIMCO RAE Fundamental PLUS Fund	64,427	0	211,433	(929)	(5,346)	0	0
PIMCO RAE Fundamental PLUS EMG Fund	103,942	0	218,123	(441)	(395,194)	0	0
PIMCO RAE Fundamental PLUS International Fund	42,385	0	62,882	(1,070)	(156,609)	0	0
PIMCO RAE Fundamental PLUS Small Fund	7,748	0	3,803	(28)	(17,086)	0	0
PIMCO RAE Low Volatility PLUS Fund	14,311	11,705	10,477	(270)	0	0	0
PIMCO RAE Low Volatility PLUS EMG Fund	107,676	0	368,217	(2,785)	(463,828)	0	0
PIMCO RAE Low Volatility PLUS International Fund	21,197	0	75,407	(1,618)	(31,403)	0	0
PIMCO RAE Worldwide Long/Short PLUS Fund	36,548	0	19,988	(1,860)	(168,833)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, convertible preferred securities, Lehman securities, and sale/buyback transactions.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and organizational costs at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through March 31, 2017 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through March 31, 2017 and Ordinary losses realized during the period January 1, 2017 through March 31, 2017, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

170	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2017

The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses. As of March 31, 2017, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Expiration of Accumulated Capital Losses(7)
	03/31/2018	03/31/2019
PIMCO RAE Fundamental Advantage PLUS Fund*	$137,539	$192,616
PIMCO RAE Fundamental PLUS Fund	0	0
PIMCO RAE Fundamental PLUS EMG Fund	0	0
PIMCO RAE Fundamental PLUS International Fund	0	0
PIMCO RAE Fundamental PLUS Small Fund	0	0
PIMCO RAE Low Volatility PLUS Fund	0	0
PIMCO RAE Low Volatility PLUS EMG Fund	0	0
PIMCO RAE Low Volatility PLUS International Fund	0	0
PIMCO RAE Worldwide Long/Short PLUS Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2017, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†)(7):

	Short-Term	Long-Term
PIMCO RAE Fundamental Advantage PLUS Fund*	$599,552	$198,811
PIMCO RAE Fundamental PLUS Fund	5,346	0
PIMCO RAE Fundamental PLUS EMG Fund	14,985	380,209
PIMCO RAE Fundamental PLUS International Fund	51,689	104,920
PIMCO RAE Fundamental PLUS Small Fund*	13,898	3,188
PIMCO RAE Low Volatility PLUS Fund	0	0
PIMCO RAE Low Volatility PLUS EMG Fund	165,387	298,441
PIMCO RAE Low Volatility PLUS International Fund	0	31,403
PIMCO RAE Worldwide Long/Short PLUS Fund	124,183	44,650

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(8)
PIMCO RAE Fundamental Advantage PLUS Fund	$440,502	$13,365	$(7,136)	$6,229
PIMCO RAE Fundamental PLUS Fund	1,853,224	31,112	(11,927)	19,185
PIMCO RAE Fundamental PLUS EMG Fund	1,366,602	42,166	(7,738)	34,428
PIMCO RAE Fundamental PLUS International Fund	955,343	14,716	(10,375)	4,341
PIMCO RAE Fundamental PLUS Small Fund	78,094	1,920	(1,917)	3
PIMCO RAE Low Volatility PLUS Fund	209,122	2,789	(3,255)	(466)
PIMCO RAE Low Volatility PLUS EMG Fund	3,231,617	46,033	(22,724)	23,309
PIMCO RAE Low Volatility PLUS International Fund	1,558,728	16,329	(15,513)	816
PIMCO RAE Worldwide Long/Short PLUS Fund	1,389,081	17,786	(9,512)	8,274

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback transactions, Lehman securities, and convertible preferred securities for federal income tax purposes.

ANNUAL REPORT	MARCH 31, 2017	171

Notes to Financial Statements (Cont.)

March 31, 2017

For the fiscal years ended March 31, 2017 and March 31, 2016, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2017			March 31, 2016
	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital(10)	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital(10)
PIMCO RAE Fundamental Advantage PLUS Fund	$0	$0	$0	$92,189	$0	$0
PIMCO RAE Fundamental PLUS Fund	0	0	0	72,004	62,643	0
PIMCO RAE Fundamental PLUS EMG Fund	59,002	0	0	0	0	0
PIMCO RAE Fundamental PLUS International Fund	8,000	0	0	21,634	0	0
PIMCO RAE Fundamental PLUS Small Fund	351	0	0	9,192	34,353	0
PIMCO RAE Low Volatility PLUS Fund	4,001	0	0	3,922	6,465	0
PIMCO RAE Low Volatility PLUS EMG Fund	40,007	0	0	61,884	1	20,006
PIMCO RAE Low Volatility PLUS International Fund	16,005	6,619	0	81,153	3	0
PIMCO RAE Worldwide Long/Short PLUS Fund	72,002	0	0	96,961	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(9)	Includes short-term capital gains distributed, if any.
(10)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

Effective April 1, 2017, all Class C shares with a minimum ten year holding period will be converted to Class A shares of the same Fund, for all Funds of the PIMCO Funds Trust that offer Class C Shares. This automatic conversion feature was approved by the Board on January 24, 2017.

The Board approved the liquidation of PIMCO RAE Worldwide Fundamental Advantage PLUS Fund. The liquidation of the fund occurred on April 28, 2017.

On May 16, 2017, the Board approved the liquidations of the Class C shares of PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The liquidations of the Class C shares are expected to occur on July 28, 2017.

There were no other subsequent events identified that require recognition or disclosure.

172	PIMCO FUNDAMENTAL INDEX FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund (nine of the funds constituting the PIMCO Funds, hereafter referred to as the “Funds”) as of March 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

ANNUAL REPORT	MARCH 31, 2017	173

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GRE	RBS Securities, Inc.	NXN	Natixis New York
BOA	Bank of America N.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BOM	Bank of Montreal	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
BOS	Banc of America Securities LLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
BRC	Barclays Bank PLC	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.
BSN	Bank of Nova Scotia	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	NAB	National Australia Bank Ltd.	UBS	UBS Securities LLC
FBF	Credit Suisse International	NOM	Nomura Securities International Inc.	WST	Westpac Banking Corp.
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona
CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht
COP	Colombian Peso	KRW	South Korean Won	TRY	Turkish New Lira
CZK	Czech Koruna	MXN	Mexican Peso	TWD	Taiwanese Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
EUR	Euro	NOK	Norwegian Krone	ZAR	South African Rand
GBP	British Pound	NZD	New Zealand Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	FTSE	Financial Times Stock Exchange	OTC	Over the Counter
CBOT	Chicago Board of Trade

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	ERADXULT	eRAFI International Large Strategy Index	NDUEEGF	iShares MSCI Emerging Markets ETF
CDX.HY	Credit Derivatives Index - High Yield	ERAEMLT	eRAFI Emerging Markets Strategy Index	RALVEIET	RA Emerging Markets Low Volatility Equity Income Total Return Index
CDX.IG	Credit Derivatives Index - Investment Grade	ERAUSLT	eRAFI U.S. Large Strategy Index	RALVEIIT	RA International Low Volatility Equity Income Total Return Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	ERAUSST	eRAFI U.S. Small Strategy Index	RALVEIUT	RA U.S. Low Volatility Equity Income Total Return Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	NDDUWXUS	MSCI Daily TR Net World Ex USA Index	S&P 500	Standard & Poor’s 500 Index
EAFE	Europe, Australasia, and Far East Stock Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	FDIC	Federal Deposit Insurance Corp.	OAT	Obligations Assimilables du Trésor
ALT	Alternate Loan Trust	KORIBOR	Korea Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt
CDO	Collateralized Debt Obligation	MBS	Mortgage-Backed Security	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International	TBD%	Interest rate to be determined when loan settles
EURIBOR	Euro Interbank Offered Rate	NCUA	National Credit Union Administration	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

174	PIMCO FUNDAMENTAL INDEX FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth for each Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO RAE Fundamental Advantage PLUS Fund	0.00%	0.00%	$0	$0
PIMCO RAE Fundamental PLUS Fund	0.00%	0.00%	0	0
PIMCO RAE Fundamental PLUS EMG Fund	0.00%	0.22%	59,002	0
PIMCO RAE Fundamental PLUS International Fund	0.57%	0.57%	8,000	0
PIMCO RAE Fundamental PLUS Small Fund	4.15%	4.15%	44	0
PIMCO RAE Low Volatility PLUS Fund	0.13%	0.13%	4,001	0
PIMCO RAE Low Volatility PLUS EMG Fund	0.00%	0.01%	40,007	0
PIMCO RAE Low Volatility PLUS International Fund	0.03%	0.03%	16,003	0
PIMCO RAE Worldwide Long/Short PLUS Fund	0.00%	0.00%	72,002	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

ANNUAL REPORT	MARCH 31, 2017	175

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162

Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge*** (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 – 10/16); Chief Operating Officer, PIMCO (7/09 – 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter G. Strelow*** (1970) Trustee	05/2017 to present	Managing Director, Chief Administrative Officer, PIMCO; President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard**** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Messrs. Harris, Hodge and Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	Effective May 16, 2017, Mr. Strelow became a Trustee of the Trust and Mr. Hodge retired from service as a Trustee of the Trust.
****	The information for the individuals listed is as of March 31, 2017 (as of May 16, 2017 for Mr. Strelow). Ms. Hubbard became a Trustee of the Trust effective February 14, 2017.

176	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013

Managing Director, Chief Administrative Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present

Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present

Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 – 10/16); Chief Operating Officer, PIMCO (7/09 – 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President – Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011

Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present

Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present

Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013

Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present

Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present

Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

ANNUAL REPORT	MARCH 31, 2017	177

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019

178	PIMCO FUNDAMENTAL INDEX FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can

ANNUAL REPORT	MARCH 31, 2017	179

Privacy Policy1 (Cont.)

(Unaudited)

change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

180	PIMCO FUNDAMENTAL INDEX FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3004AR_033117

PIMCO Funds

Annual Report

March 31, 2017

International Bond Funds

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO Foreign Bond Fund (Unhedged)

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Fund (Unhedged)

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

Share Classes

∎	Institutional
∎	P
∎	Administrative
∎	D
∎	A
∎	C
∎	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		15
Benchmark Descriptions		17
Financial Highlights		18
Statements of Assets and Liabilities		28
Statements of Operations		32
Statements of Changes in Net Assets		34
Statements of Cash Flows		36
Notes to Financial Statements		148
Report of Independent Registered Public Accounting Firm		175
Glossary		176
Federal Income Tax Information		177
Management of the Trust		178
Privacy Policy		181

Fund	Fund Summary	Schedule of Investments

PIMCO Emerging Markets Bond Fund	7	37
PIMCO Emerging Markets Corporate Bond Fund	8	50
PIMCO Emerging Markets Currency Fund	9	59
PIMCO Emerging Markets Full Spectrum Bond Fund	10	71
PIMCO Foreign Bond Fund (Unhedged)	11	73
PIMCO Global Advantage® Strategy Bond Fund	12	93
PIMCO Global Bond Fund (Unhedged)	13	112
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	14	130

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2017, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

In the early part of the reporting period in June 2016, the outcome of the U.K. referendum, or Brexit, prompted market volatility to rise, sovereign yields to rally significantly and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the fundamental backdrop of the global economy as remaining largely intact, and as expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of other political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain over this period.

At its December 2016 meeting, the European Central Bank (“ECB”) opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. On December 14, 2016, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25 percentage points to a range of 0.50%-0.75%. And on March 15, 2017, the Fed raised the rate again by 0.25 percentage points to a range of 0.75%-1.00%, representing their third rate increase in ten years.

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the March quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda, including the last-minute cancelation of the healthcare vote in the House of Representatives, left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. However, rising geopolitical tensions outside of the reporting period, namely Syria and North Korea, contributed to growing investor anxiety.

Financial market highlights of the twelve-month reporting period include:

∎

U.S. Treasury yields rose across the yield curve over the reporting period. The yield on the benchmark ten-year U.S. Treasury note was 2.40% at the end of the reporting period, up from 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, declined 1.44% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 0.44% over the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.48% over the reporting period, as represented by the Bloomberg Barclays U.S. TIPS Index. Real yields rose and the yield curve flattened as the Fed continued its normalization of interest rates and pro-growth sentiment emerged in the wake of the U.S. election. Market-based inflation expectations ended the period sharply higher as oil prices rallied and fears of policy-induced inflation lead to increased demand for U.S. TIPS.

∎

Diversified commodities posted positive returns, as represented by the Bloomberg Commodity Index Total Return, which returned 8.71% over the reporting period. The energy and industrial metals sectors led the rebound within commodity markets. Within energy, oil prices rose sharply as U.S. production growth slowed and the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to a coordinated cut to output. Base metals broadly gained on improved China sentiment and in anticipation of potential infrastructure spending in the U.S.

2	PIMCO INTERNATIONAL BOND FUNDS

∎

Agency mortgage-backed securities (“MBS”) returned 0.17% over the reporting period, as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index. The asset class modestly outperformed like-duration U.S. Treasuries, as continued Fed intervention and strong overseas demand helped offset mortgage extension selling following the U.S. election. Non-Agency MBS continued to perform well due to improving housing fundamentals, limited new issuance, and sustained investor appetite.

∎

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 2.96% over the reporting period. Investment grade credit spreads tightened due to strong investor demand for high grade retail mutual funds and ETFs, low volatility, and corporate earnings strength. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 16.88% over the reporting period, which benefited from a strong rally of commodity sectors, namely the energy and metals & mining sectors.

∎

Tax-exempt municipal bonds returned 0.15% over the reporting period, as represented by the Bloomberg Barclays Municipal Bond Index. The municipal bond market benefited from constructive retail, institutional, and foreign demand through the first half of the reporting period. The positive sentiment reversed post-U.S. election as investors weighed possibilities of policy shifts around tax rates, a potential repeal of the tax exemption, and heightened infrastructure funding. Municipal bond investors remained focused on Puerto Rico as the island continued to default on select governmental issues and federally-led restructuring efforts moved forward.

∎

Emerging market (“EM”) debt sectors generally benefited from improving fundamentals in most emerging economies, stable commodity prices and accommodative global central banks. Better fundamentals attracted robust inflows into the asset class and also supported performance during the reporting period. Though returns were strong, the surprise result of the U.S. election weighed somewhat on performance in the latter half of the reporting period due to uncertainty surrounding the impact of future trade policy on EM countries. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 8.82% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.47% over the reporting period.

∎

Global equities generally posted strong positive returns in response to supportive central bank policies and healthy investor risk appetite over the full reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.17% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 17.22% over the reporting period. Global equities, as represented by the MSCI World Index, returned 14.77% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest its respective assets in funds of PIMCO Funds and funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”) and other affiliated and unaffiliated funds in which the Fund may invest (collectively, “Acquired Funds”). The cost of investing in the PIMCO Emerging Markets Full Spectrum Bond Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: allocation risk, acquired fund risk, new/small fund risk interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, smaller company risk, issuer non-diversification risk, leveraging risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. The

4	PIMCO INTERNATIONAL BOND FUNDS

credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”), or in some cases two broad-based securities market indices, and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO Emerging Markets Bond Fund	07/31/97	07/31/97	04/30/08	09/30/98	03/31/00	07/31/97	07/31/97	—	Diversified
PIMCO Emerging Markets Corporate Bond Fund	07/01/09	07/01/09	10/15/10	—	—	11/18/11	11/18/11	—	Diversified
PIMCO Emerging Markets Currency Fund	05/31/05	05/31/05	04/30/08	09/29/06	05/31/05	05/31/05	05/31/05	—	Diversified
PIMCO Emerging Markets Full Spectrum Bond Fund	02/25/13	02/25/13	02/25/13	—	—	02/25/13	02/25/13	—	Diversified
PIMCO Foreign Bond Fund (Unhedged)	04/30/04	04/30/04	04/30/08	02/28/06	04/30/04	07/30/04	07/30/04	—	Diversified
PIMCO Global Advantage® Strategy Bond Fund	02/05/09	02/05/09	02/05/09	—	02/05/09	02/05/09	02/05/09	02/05/09	Diversified
PIMCO Global Bond Fund (Unhedged)	11/23/93	11/23/93	11/19/10	07/31/96	07/31/08	—	—	—	Non-diversified
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	10/02/95	02/25/98	04/30/08	09/30/03	—	10/02/95	10/02/95	—	Non-diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor

ANNUAL REPORT	MARCH 31, 2017	5

Important Information About the Funds (Cont.)

any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Bond Fund

Institutional Class - PEBIX	Class D - PEMDX
Class P - PEMPX	Class A - PAEMX
Administrative Class - PEBAX	Class C - PEBCX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of 03/31/2017†§

United States‡	10.6%
Brazil	9.9%
Mexico	9.1%
Indonesia	7.8%
Argentina	6.8%
Other	55.8%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Emerging Markets Bond Fund Institutional Class	13.78%	4.20%	6.08%	9.58%
PIMCO Emerging Markets Bond Fund Class P	13.66%	4.10%	5.97%	9.47%
PIMCO Emerging Markets Bond Fund Administrative Class	13.48%	3.94%	5.81%	9.31%
PIMCO Emerging Markets Bond Fund Class D	13.36%	3.79%	5.65%	9.15%
PIMCO Emerging Markets Bond Fund Class A	13.36%	3.79%	5.66%	9.14%
PIMCO Emerging Markets Bond Fund Class A (adjusted)	9.11%	3.00%	5.25%	8.93%
PIMCO Emerging Markets Bond Fund Class C	12.51%	3.02%	4.87%	8.34%
PIMCO Emerging Markets Bond Fund Class C (adjusted)	11.51%	3.02%	4.87%	8.34%
JPMorgan Emerging Markets Bond Index (EMBI) Global	8.82%	5.25%	6.91%	8.30%
Lipper Emerging Market Hard Currency Debt Funds Average	10.52%	3.53%	5.87%	8.29%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.83% for the Institutional Class shares, 0.93% for Class P shares, 1.08% for Administrative Class shares, 1.20% for Class D shares, 1.20% for Class A shares, and 1.95% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Long exposure to Brazilian corporate and quasi-sovereign external debt contributed to performance.

»	Long exposure to Russian corporate and quasi-sovereign external debt contributed to performance.

»	Long exposure to Kazakh corporate and quasi-sovereign external debt contributed to performance.

»	An overweight to Indonesian quasi-sovereign external debt contributed to performance.

»	An underweight to Lebanese external debt detracted from performance.

»	An underweight to Ukrainian external debt detracted from performance.

ANNUAL REPORT	MARCH 31, 2017	7

PIMCO Emerging Markets Corporate Bond Fund

Institutional Class - PEMIX	Class A - PECZX
Class P - PMIPX	Class C - PECCX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of 03/31/2017†§

United States‡	13.2%
Virgin Islands (British)	6.3%
Brazil	6.2%
Cayman Islands	5.4%
Luxembourg	5.1%
Other	63.8%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (07/01/09)
PIMCO Emerging Markets Corporate Bond Fund Institutional Class	12.81%	3.47%	6.17%
PIMCO Emerging Markets Corporate Bond Fund Class P	12.70%	3.37%	6.08%
PIMCO Emerging Markets Corporate Bond Fund Class A	12.36%	3.06%	5.75%
PIMCO Emerging Markets Corporate Bond Fund Class A (adjusted)	8.18%	2.28%	5.23%
PIMCO Emerging Markets Corporate Bond Fund Class C	11.53%	2.29%	4.96%
PIMCO Emerging Markets Corporate Bond Fund Class C (adjusted)	10.53%	2.29%	4.96%
JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	9.11%	5.79%	8.40%
Lipper Emerging Market Hard Currency Debt Funds Average	10.52%	3.53%	7.63%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 06/30/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.95% for the Institutional Class shares, 1.05% for Class P shares, 1.35% for Class A shares, and 2.10% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Corporate Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of corporate Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	An overweight to Brazilian quasi-sovereign and corporate external debt contributed to performance.

»	An overweight to Indonesian corporate external debt contributed to performance.

»	An overweight to Ukrainian corporate external debt contributed to performance.

»	Security selection within Nigerian corporate external debt detracted from performance.

»	An underweight to Chinese corporate external debt detracted from performance.

8	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Currency Fund

Institutional Class - PLMIX	Class D - PLMDX
Class P - PLMPX	Class A - PLMAX
Administrative Class - PDEVX	Class C - PLMCX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of 03/31/2017†§

Brazil	22.7%
United States‡	19.5%
Japan	14.9%
Czech Republic	6.9%
Other	36.0%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (05/31/05)
PIMCO Emerging Markets Currency Fund Institutional Class	6.76%	(0.72)%	2.01%	3.19%
PIMCO Emerging Markets Currency Fund Class P	6.66%	(0.82)%	1.90%	3.09%
PIMCO Emerging Markets Currency Fund Administrative Class	6.43%	(0.98)%	1.74%	2.93%
PIMCO Emerging Markets Currency Fund Class D	6.34%	(1.12)%	1.60%	2.78%
PIMCO Emerging Markets Currency Fund Class A	6.34%	(1.11)%	1.60%	2.78%
PIMCO Emerging Markets Currency Fund Class A (adjusted)	2.35%	(1.87)%	1.21%	2.44%
PIMCO Emerging Markets Currency Fund Class C	5.54%	(1.85)%	0.84%	2.01%
PIMCO Emerging Markets Currency Fund Class C (adjusted)	4.54%	(1.85)%	0.84%	2.01%
JPMorgan Emerging Local Markets Index Plus (Unhedged)	3.27%	(1.43)%	1.86%	3.14%
JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	3.27%	(1.43)%	1.68%	2.94%
Lipper Alternative Currency Strategies Average	2.58%	(1.85)%	0.26%	1.46%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.86% for the Institutional Class shares, 0.96% for Class P shares, 1.11% for Administrative Class shares, 1.26% for Class D shares, 1.26% for Class A shares, and 2.01% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Currency Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, emerging markets countries. The Fund’s investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of emerging market countries may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Long exposure to Brazilian local rates contributed to performance.

»	An overweight to the Russian ruble contributed to performance.

»	Long exposure to Argentine local rates contributed to performance.

»	An overweight to the Mexican peso detracted from performance.

»	An overweight to the Polish zloty detracted from performance.

ANNUAL REPORT	MARCH 31, 2017	9

PIMCO Emerging Markets Full Spectrum Bond Fund

Institutional Class - PFSIX	Class A - PFSSX
Class P - PFSPX	Class C - PFSCX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top Holdings as of 03/31/20171§

PIMCO Emerging Local Bond Fund	50.0%
PIMCO Emerging Markets Bond Fund	26.5%
PIMCO Emerging Markets Corporate Bond Fund	22.4%
[1]	% of Investments, at value.

§	Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	Fund Inception (02/25/13)
PIMCO Emerging Markets Full Spectrum Bond Fund Institutional Class	10.27%	(1.55)%
PIMCO Emerging Markets Full Spectrum Bond Fund Class P	10.16%	(1.65)%
PIMCO Emerging Markets Full Spectrum Bond Fund Class A	9.83%	(1.94)%
PIMCO Emerging Markets Full Spectrum Bond Fund Class A (adjusted)	5.78%	(2.85)%
PIMCO Emerging Markets Full Spectrum Bond Fund Class C	9.02%	(2.67)%
PIMCO Emerging Markets Full Spectrum Bond Fund Class C (adjusted)	8.02%	(2.67)%
50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	7.30%	0.05%
Lipper Emerging Market Hard Currency Debt Funds Average	10.52%	1.53%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 02/28/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.88% for the Institutional Class shares, 1.98% for Class P shares, 2.28% for Class A shares and 3.03% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Full Spectrum Bond Fund seeks maximum total return, consistent with prudent investment management. The Fund is designed to provide dynamic exposure to a broad range of emerging market fixed income asset classes, such as external debt obligations of sovereign, quasi-sovereign, and corporate entities; currencies, and local currency-denominated obligations of sovereigns, quasi-sovereigns, and corporate issuers. PIMCO uses a three-step active management approach in seeking to achieve the Fund’s investment objective: 1) develop a target asset allocation to implement across the eligible investments; 2) identify additional opportunities for country and security selection designed to add value beyond the target asset allocation within each of the eligible investments; and 3) employ additional investment strategies designed to either mitigate or emphasize risks resulting from the implementation of the target asset allocation. This active management approach is driven by PIMCO’s global macroeconomic views, emerging markets expertise and experience across a wide range of investment instruments. The Fund’s assets are allocated in a manner that reflects PIMCO’s views regarding the attractiveness of key investment risk factors, considering both return potential and volatility, and includes an assessment of aggregate country, issuer and currency exposures. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	The outperformance of PIMCO’s local debt strategy relative to the local debt component of the Fund’s blended benchmark contributed to performance.

»	The outperformance of PIMCO’s external sovereign debt strategy relative to the external sovereign debt component of the Fund’s blended benchmark contributed to performance.

»	The outperformance of PIMCO’s external corporate debt strategy relative to the external corporate debt component of the Fund’s blended benchmark contributed to performance.

»	An underweight to external sovereign debt over the first six months of the reporting period detracted from performance.

10	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Foreign Bond Fund (Unhedged)

Institutional Class - PFUIX	Class D - PFBDX
Class P - PFUPX	Class A - PFUAX
Administrative Class - PFUUX	Class C - PFRCX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of 03/31/2017†§

Japan	27.0%
United States‡	27.0%
Denmark	9.2%
United Kingdom	8.1%
Canada	5.3%
Other	23.4%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (04/30/04)
PIMCO Foreign Bond Fund (Unhedged) Institutional Class	0.35%	0.30%	4.68%	4.57%
PIMCO Foreign Bond Fund (Unhedged) Class P	0.25%	0.20%	4.57%	4.47%
PIMCO Foreign Bond Fund (Unhedged) Administrative Class	0.10%	0.05%	4.42%	4.31%
PIMCO Foreign Bond Fund (Unhedged) Class D	(0.05)%	(0.10)%	4.25%	4.14%
PIMCO Foreign Bond Fund (Unhedged) Class A	(0.05)%	(0.10)%	4.24%	4.13%
PIMCO Foreign Bond Fund (Unhedged) Class A (adjusted)	(3.80)%	(0.86)%	3.84%	3.82%
PIMCO Foreign Bond Fund (Unhedged) Class C	(0.80)%	(0.85)%	3.46%	3.35%
PIMCO Foreign Bond Fund (Unhedged) Class C (adjusted)	(1.79)%	(0.85)%	3.46%	3.35%
Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index	(3.93)%	(1.13)%	2.58%	3.16%
Lipper International Income Funds Average	1.33%	0.93%	4.23%	4.59%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.52% for the Institutional Class shares, 0.62% for Class P shares, 0.77% for Administrative Class shares, 0.92% for Class D shares, 0.92% for Class A shares, and 1.67% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Foreign Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Strategic underweight in the euro contributed to relative performance, as the currency depreciated versus the U.S. dollar.

»	Holdings of non-agency mortgage-backed securities (MBS) contributed to relative performance, as total returns of these securities were positive.

»	Exposure to corporate financial spread duration contributed to relative performance, as spreads narrowed.

»	Strategic overweight in the British pound detracted from relative performance, as the currency depreciated versus the U.S. dollar.

»	Strategic overweight in the Swedish krona detracted from relative performance, as the currency depreciated versus the U.S. dollar.

»	An overweight to duration in Italy detracted from relative performance, as yields rose.

ANNUAL REPORT	MARCH 31, 2017	11

PIMCO Global Advantage® Strategy Bond Fund

Institutional Class - PSAIX	Class A - PGSAX
Class P - PGBPX	Class C - PAFCX
Class D - PGSDX	Class R - PSBRX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of 03/31/2017†§

United States‡	42.1%
United Kingdom	9.7%
Japan	7.4%
Cayman Islands	3.9%
Other	36.9%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (02/05/09)
PIMCO Global Advantage® Strategy Bond Fund Institutional Class	6.78%	0.90%	4.23%
PIMCO Global Advantage® Strategy Bond Fund Class P	6.67%	0.80%	4.13%
PIMCO Global Advantage® Strategy Bond Fund Class D	6.35%	0.50%	3.83%
PIMCO Global Advantage® Strategy Bond Fund Class A	6.35%	0.50%	3.82%
PIMCO Global Advantage® Strategy Bond Fund Class A (adjusted)	2.38%	(0.27)%	3.33%
PIMCO Global Advantage® Strategy Bond Fund Class C	5.56%	(0.25)%	3.04%
PIMCO Global Advantage® Strategy Bond Fund Class C (adjusted)	4.56%	(0.25)%	3.04%
PIMCO Global Advantage® Strategy Bond Fund Class R	6.09%	0.25%	3.56%
Bloomberg Barclays U.S. Aggregate Index	0.44%	2.34%	4.07%
PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged)	2.08%	1.95%	4.21%
Lipper Global Income Funds Average	1.81%	1.34%	4.46%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.74% for the Institutional Class shares, 0.84% for Class P shares, 1.14% for Class D shares, 1.14% for Class A shares, 1.89% for Class C shares, and 1.39% for Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Global Advantage® Strategy Bond Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Holdings of non-agency mortgage-backed securities contributed to relative performance, as total returns were positive.

»	Exposure to high yield corporate spread duration contributed to performance, as sector spreads narrowed.

»	Exposure to Petrobras, a quasi-sovereign energy issuer, contributed to relative performance, as sector spreads narrowed.

»	An underweight to investment grade corporate spread duration detracted from relative performance, as spreads narrowed.

»	An overweight to duration in Italy detracted from relative performance, as yields rose.

»	An overweight to duration in Turkey detracted from relative performance, as yields rose.

12	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Global Bond Fund (Unhedged)

Institutional Class - PIGLX	Administrative Class - PADMX
Class P - PGOPX	Class D - PGBDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of 03/31/2017†§

United States‡	33.0%
Japan	21.3%
Denmark	10.3%
United Kingdom	7.5%
Other	27.9%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (11/23/93)
PIMCO Global Bond Fund (Unhedged) Institutional Class	1.79%	1.35%	4.90%	5.97%
PIMCO Global Bond Fund (Unhedged) Class P	1.69%	1.25%	4.79%	5.87%
PIMCO Global Bond Fund (Unhedged) Administrative Class	1.54%	1.10%	4.64%	5.72%
PIMCO Global Bond Fund (Unhedged) Class D	1.39%	0.94%	4.48%	5.55%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index	(1.90)%	0.38%	3.34%	4.90%♦
Lipper Global Income Funds Average	1.81%	1.34%	3.58%	4.94%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 11/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.57% for the Institutional Class shares, 0.67% for Class P shares, 0.82% for Administrative Class shares, and 0.97% for Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Global Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Securities may be denominated in major foreign currencies or the U.S. dollar. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Holdings of non-agency mortgage-backed securities contributed to relative performance, as total returns were positive.

»	Exposure to corporate financial spread duration contributed to relative performance, as spreads narrowed.

»	An underweight to long-term U.S. yields contributed to relative performance, as long-term rates rose.

»	An underweight to investment grade corporate spread duration detracted from relative performance, as spreads narrowed.

»	Long and then subsequent short positioning in the euro detracted from performance, as the euro depreciated then appreciated versus the U.S. dollar during second half of the reporting period.

»	Overweight to long-term Italian yields detracted from relative performance, as long-term rates rose.

ANNUAL REPORT	MARCH 31, 2017	13

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

Institutional Class - PGBIX	Class A - PAIIX
Class P - PGNPX	Class C - PCIIX
Administrative Class - PGDAX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund commenced operations.

Geographic Breakdown as of 03/31/2017†§

United States‡	41.4%
Japan	18.6%
United Kingdom	7.3%
Canada	4.3%
Other	28.4%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (10/02/95)
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Institutional Class	4.88%	4.67%	5.85%	6.63%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class P	4.77%	4.56%	5.75%	6.52%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Administrative Class	4.62%	4.41%	5.60%	6.36%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class A	4.51%	4.30%	5.47%	6.22%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class A (adjusted)	0.59%	3.51%	5.06%	6.03%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class C	3.73%	3.52%	4.68%	5.43%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class C (adjusted)	2.73%	3.52%	4.68%	5.43%
Bloomberg Barclays Global Aggregate (USD Hedged) Index	1.09%	3.43%	4.31%	5.48%♦
Lipper Global Income Funds Average	1.81%	1.34%	3.58%	4.78%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 09/30/1995.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.57% for the Institutional Class shares, 0.67% for Class P shares, 0.82% for Administrative Class shares, 0.92% for Class A shares and 1.67% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Global Bond Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Securities may be denominated in major foreign currencies or the U.S. dollar. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Holdings of non-agency mortgage-backed securities contributed to relative performance, as total returns were positive.

»	Exposure to corporate financial spread duration contributed to relative performance, as spreads narrowed.

»	An underweight to the short and long end of the yield curve in the U.S. contributed to relative performance, as rates rose.

»	An overweight to the long end of the yield curve in Italy detracted from relative performance, as long-term rates rose.

»	Tactical long U.S. dollar positioning against the Swiss franc detracted from performance, as the franc appreciated versus the U.S. dollar.

14	PIMCO INTERNATIONAL BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2016 to March 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Emerging Markets Bond Fund
Institutional Class	$1,000.00	$1,019.20	$4.18	$1,000.00	$1,020.79	$4.18	0.83%
Class P	1,000.00	1,018.70	4.68	1,000.00	1,020.29	4.68	0.93
Administrative Class	1,000.00	1,017.90	5.43	1,000.00	1,019.55	5.44	1.08
Class D	1,000.00	1,017.30	6.04	1,000.00	1,018.95	6.04	1.20
Class A	1,000.00	1,017.30	6.04	1,000.00	1,018.95	6.04	1.20
Class C	1,000.00	1,013.50	9.79	1,000.00	1,015.21	9.80	1.95
PIMCO Emerging Markets Corporate Bond Fund
Institutional Class	$1,000.00	$1,043.00	$4.84	$1,000.00	$1,020.19	$4.78	0.95%
Class P	1,000.00	1,042.50	5.35	1,000.00	1,019.70	5.29	1.05
Class A	1,000.00	1,041.00	6.87	1,000.00	1,018.20	6.79	1.35
Class C	1,000.00	1,037.10	10.67	1,000.00	1,014.46	10.55	2.10
PIMCO Emerging Markets Currency Fund
Institutional Class	$1,000.00	$1,030.80	$4.40	$1,000.00	$1,020.59	$4.38	0.87%
Class P	1,000.00	1,030.30	4.91	1,000.00	1,020.09	4.89	0.97
Administrative Class	1,000.00	1,028.90	5.67	1,000.00	1,019.35	5.64	1.12
Class D	1,000.00	1,028.70	6.42	1,000.00	1,018.60	6.39	1.27
Class A	1,000.00	1,028.70	6.42	1,000.00	1,018.60	6.39	1.27
Class C	1,000.00	1,024.90	10.20	1,000.00	1,014.86	10.15	2.02

ANNUAL REPORT	MARCH 31, 2017	15

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class	$1,000.00	$1,020.70	$0.55	$1,000.00	$1,024.38	$0.56	0.11%
Class P	1,000.00	1,020.20	1.06	1,000.00	1,023.88	1.06	0.21
Class A	1,000.00	1,018.70	2.57	1,000.00	1,022.39	2.57	0.51
Class C	1,000.00	1,014.90	6.33	1,000.00	1,018.65	6.34	1.26
PIMCO Foreign Bond Fund (Unhedged)
Institutional Class	$1,000.00	$948.80	$2.96	$1,000.00	$1,021.89	$3.07	0.61%
Class P	1,000.00	948.40	3.45	1,000.00	1,021.39	3.58	0.71
Administrative Class	1,000.00	947.70	4.18	1,000.00	1,020.64	4.33	0.86
Class D	1,000.00	946.90	4.90	1,000.00	1,019.90	5.09	1.01
Class A	1,000.00	946.90	4.90	1,000.00	1,019.90	5.09	1.01
Class C	1,000.00	943.40	8.53	1,000.00	1,016.16	8.85	1.76
PIMCO Global Advantage® Strategy Bond Fund
Institutional Class	$1,000.00	$1,013.30	$3.92	$1,000.00	$1,021.04	$3.93	0.78%
Class P	1,000.00	1,012.80	4.42	1,000.00	1,020.54	4.43	0.88
Class D	1,000.00	1,011.30	5.92	1,000.00	1,019.05	5.94	1.18
Class A	1,000.00	1,011.30	5.92	1,000.00	1,019.05	5.94	1.18
Class C	1,000.00	1,007.50	9.66	1,000.00	1,015.31	9.70	1.93
Class R	1,000.00	1,010.00	7.17	1,000.00	1,017.80	7.19	1.43
PIMCO Global Bond Fund (Unhedged)
Institutional Class	$1,000.00	$961.80	$3.08	$1,000.00	$1,021.79	$3.18	0.63%
Class P	1,000.00	961.30	3.57	1,000.00	1,021.29	3.68	0.73
Administrative Class	1,000.00	960.60	4.30	1,000.00	1,020.54	4.43	0.88
Class D	1,000.00	959.90	5.03	1,000.00	1,019.80	5.19	1.03
PIMCO Global Bond Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$997.60	$2.89	$1,000.00	$1,022.04	$2.92	0.58%
Class P	1,000.00	997.10	3.39	1,000.00	1,021.54	3.43	0.68
Administrative Class	1,000.00	996.40	4.13	1,000.00	1,020.79	4.18	0.83
Class A	1,000.00	995.90	4.63	1,000.00	1,020.29	4.68	0.93
Class C	1,000.00	992.20	8.34	1,000.00	1,016.55	8.45	1.68

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8 in the Notes to Financial Statements.

16	PIMCO INTERNATIONAL BOND FUNDS

Benchmark Descriptions

Index*	Description

50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	The benchmark is a blend of 50% JPMorgan Global Bond Index Emerging Markets- Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified. The JPMorgan Global Bond Index Emerging Markets — Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. JPMorgan Corporate Emerging Market Bond Index Diversified tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries.

Bloomberg Barclays Global Aggregate (USD Hedged) Index	Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Bloomberg Barclays Global Aggregate (USD Unhedged) Index	Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index	Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	The JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI) is a uniquely weighted version of the CEMBI index. It limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, more balanced weightings for countries included in the index. The countries covered in the CEMBI Diversified are identical to those covered by the CEMBI.

JPMorgan Emerging Local Markets Index Plus (Unhedged)	JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade.

JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. For periods prior to May 2010, the JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) contains back-tested index data which re-calculates the index return using bid-side FX Spot, Forwards, and LIBOR rates.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged)	The PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real asset, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. PIMCO’s GLADI methodology is intellectual property covered by U.S. Patent No. 8,306,892. GLOBAL ADVANTAGE and GLADI are trademarks of Pacific Investment Management Company LLC.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	17

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Bond Fund
Institutional Class
03/31/2017	$9.70	$0.55	$0.76	$1.31	$(0.45)	$0.00	$(0.13)	$(0.58)
03/31/2016	10.23	0.48	(0.45)	0.03	(0.51)	(0.05)	0.00	(0.56)
03/31/2015	10.83	0.51	(0.42)	0.09	(0.56)	(0.13)	0.00	(0.69)
03/31/2014	12.20	0.52	(0.91)	(0.39)	(0.57)	(0.41)	0.00	(0.98)
03/31/2013	11.67	0.52	0.64	1.16	(0.62)	(0.01)	0.00	(0.63)
Class P
03/31/2017	9.70	0.54	0.76	1.30	(0.44)	0.00	(0.13)	(0.57)
03/31/2016	10.23	0.47	(0.45)	0.02	(0.50)	(0.05)	0.00	(0.55)
03/31/2015	10.83	0.50	(0.43)	0.07	(0.54)	(0.13)	0.00	(0.67)
03/31/2014	12.20	0.52	(0.92)	(0.40)	(0.56)	(0.41)	0.00	(0.97)
03/31/2013	11.67	0.51	0.64	1.15	(0.61)	(0.01)	0.00	(0.62)
Administrative Class
03/31/2017	9.70	0.53	0.75	1.28	(0.42)	0.00	(0.13)	(0.55)
03/31/2016	10.23	0.45	(0.45)	0.00	(0.48)	(0.05)	0.00	(0.53)
03/31/2015	10.83	0.48	(0.42)	0.06	(0.53)	(0.13)	0.00	(0.66)
03/31/2014	12.20	0.50	(0.92)	(0.42)	(0.54)	(0.41)	0.00	(0.95)
03/31/2013	11.67	0.50	0.63	1.13	(0.59)	(0.01)	0.00	(0.60)
Class D
03/31/2017	9.70	0.51	0.76	1.27	(0.41)	0.00	(0.13)	(0.54)
03/31/2016	10.23	0.44	(0.45)	(0.01)	(0.47)	(0.05)	0.00	(0.52)
03/31/2015	10.83	0.47	(0.43)	0.04	(0.51)	(0.13)	0.00	(0.64)
03/31/2014	12.20	0.48	(0.92)	(0.44)	(0.52)	(0.41)	0.00	(0.93)
03/31/2013	11.67	0.47	0.64	1.11	(0.57)	(0.01)	0.00	(0.58)
Class A
03/31/2017	9.70	0.51	0.76	1.27	(0.41)	0.00	(0.13)	(0.54)
03/31/2016	10.23	0.44	(0.45)	(0.01)	(0.47)	(0.05)	0.00	(0.52)
03/31/2015	10.83	0.47	(0.43)	0.04	(0.51)	(0.13)	0.00	(0.64)
03/31/2014	12.20	0.48	(0.92)	(0.44)	(0.52)	(0.41)	0.00	(0.93)
03/31/2013	11.67	0.48	0.63	1.11	(0.57)	(0.01)	0.00	(0.58)
Class C
03/31/2017	9.70	0.44	0.76	1.20	(0.34)	0.00	(0.13)	(0.47)
03/31/2016	10.23	0.37	(0.45)	(0.08)	(0.40)	(0.05)	0.00	(0.45)
03/31/2015	10.83	0.39	(0.43)	(0.04)	(0.43)	(0.13)	0.00	(0.56)
03/31/2014	12.20	0.39	(0.91)	(0.52)	(0.44)	(0.41)	0.00	(0.85)
03/31/2013	11.67	0.38	0.64	1.02	(0.48)	(0.01)	0.00	(0.49)

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class
03/31/2017	$9.83	$0.48	$0.76	$1.24	$(0.49)	$0.00	$0.00	$(0.49)
03/31/2016	10.52	0.48	(0.68)	(0.20)	(0.49)	0.00	0.00	(0.49)
03/31/2015	11.35	0.48	(0.78)	(0.30)	(0.53)	0.00	0.00	(0.53)
03/31/2014	12.14	0.42	(0.58)	(0.16)	(0.40)	(0.20)	(0.03)	(0.63)
03/31/2013	11.36	0.45	0.86	1.31	(0.46)	(0.07)	0.00	(0.53)
Class P
03/31/2017	9.83	0.47	0.76	1.23	(0.48)	0.00	0.00	(0.48)
03/31/2016	10.52	0.47	(0.68)	(0.21)	(0.48)	0.00	0.00	(0.48)
03/31/2015	11.35	0.48	(0.79)	(0.31)	(0.52)	0.00	0.00	(0.52)
03/31/2014	12.14	0.40	(0.58)	(0.18)	(0.38)	(0.20)	(0.03)	(0.61)
03/31/2013	11.36	0.43	0.87	1.30	(0.45)	(0.07)	0.00	(0.52)
Class A
03/31/2017	9.83	0.44	0.75	1.19	(0.44)	0.00	0.00	(0.44)
03/31/2016	10.52	0.44	(0.68)	(0.24)	(0.45)	0.00	0.00	(0.45)
03/31/2015	11.35	0.44	(0.79)	(0.35)	(0.48)	0.00	0.00	(0.48)
03/31/2014	12.14	0.37	(0.58)	(0.21)	(0.35)	(0.20)	(0.03)	(0.58)
03/31/2013	11.36	0.40	0.87	1.27	(0.42)	(0.07)	0.00	(0.49)

18	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income	Portfolio Turnover Rate

$10.43	13.78%	$1,400,479	0.83%		0.83%		0.83%		0.83%		5.37%	44%
9.70	0.45	1,032,754	0.83		0.83		0.83		0.83		4.89	43
10.23	0.69	1,635,008	0.83		0.83		0.83		0.83		4.67	22
10.83	(3.04)	4,903,275	0.83		0.83		0.83		0.83		4.65	28
12.20	10.10	5,678,069	0.83		0.83		0.83		0.83		4.32	38

10.43	13.66	114,136	0.93		0.93		0.93		0.93		5.26	44
9.70	0.36	113,311	0.93		0.93		0.93		0.93		4.76	43
10.23	0.59	199,908	0.93		0.93		0.93		0.93		4.64	22
10.83	(3.14)	208,435	0.93		0.93		0.93		0.93		4.55	28
12.20	9.99	419,405	0.93		0.93		0.93		0.93		4.23	38

10.43	13.48	4,503	1.08		1.08		1.08		1.08		5.12	44
9.70	0.20	4,560	1.08		1.08		1.08		1.08		4.59	43
10.23	0.44	6,969	1.08		1.08		1.08		1.08		4.43	22
10.83	(3.29)	12,079	1.08		1.08		1.08		1.08		4.38	28
12.20	9.83	31,702	1.08		1.08		1.08		1.08		4.09	38

10.43	13.36	149,869	1.20		1.20		1.20		1.20		4.99	44
9.70	0.08	135,730	1.20		1.20		1.20		1.20		4.51	43
10.23	0.30	190,697	1.25	(d)	1.25	(d)	1.25	(d)	1.25	(d)	4.30	22
10.83	(3.45)	285,514	1.25		1.25		1.25		1.25		4.22	28
12.20	9.64	495,087	1.25		1.25		1.25		1.25		3.91	38

10.43	13.36	153,067	1.20		1.20		1.20		1.20		5.00	44
9.70	0.09	162,167	1.20		1.20		1.20		1.20		4.50	43
10.23	0.30	211,391	1.25	(d)	1.25	(d)	1.25	(d)	1.25	(d)	4.30	22
10.83	(3.45)	375,097	1.25		1.25		1.25		1.25		4.23	28
12.20	9.64	701,218	1.25		1.25		1.25		1.25		3.91	38

10.43	12.51	65,724	1.95		1.95		1.95		1.95		4.25	44
9.70	(0.66)	71,150	1.95		1.95		1.95		1.95		3.78	43
10.23	(0.45)	97,383	2.00	(d)	2.00	(d)	2.00	(d)	2.00	(d)	3.57	22
10.83	(4.17)	136,114	2.00		2.00		2.00		2.00		3.48	28
12.20	8.83	235,760	2.00		2.00		2.00		2.00		3.15	38

$10.58	12.81%	$136,911	0.95%		0.95%		0.95%		0.95%		4.68%	94%
9.83	(1.89)	139,423	1.05	(e)	1.05	(e)	1.05	(e)	1.05	(e)	4.73	69
10.52	(2.84)	296,880	1.15		1.15		1.15		1.15		4.23	98
11.35	(1.30)	1,373,245	1.15		1.15		1.15		1.15		3.66	126
12.14	11.73	989,144	1.17	(f)	1.17	(f)	1.17	(f)	1.17	(f)	3.72	105

10.58	12.70	616	1.05		1.05		1.05		1.05		4.58	94
9.83	(1.99)	626	1.15	(e)	1.15	(e)	1.15	(e)	1.15	(e)	4.63	69
10.52	(2.93)	1,519	1.25		1.25		1.25		1.25		4.26	98
11.35	(1.40)	626	1.25		1.25		1.25		1.25		3.41	126
12.14	11.62	222,082	1.27	(f)	1.27	(f)	1.27	(f)	1.27	(f)	3.61	105

10.58	12.36	984	1.35		1.35		1.35		1.35		4.28	94
9.83	(2.28)	948	1.45	(e)	1.45	(e)	1.45	(e)	1.45	(e)	4.31	69
10.52	(3.22)	1,891	1.55		1.55		1.55		1.55		3.88	98
11.35	(1.69)	3,837	1.55		1.55		1.55		1.55		3.23	126
12.14	11.32	13,739	1.57	(f)	1.57	(f)	1.57	(f)	1.57	(f)	3.32	105

ANNUAL REPORT	MARCH 31, 2017	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Corporate Bond Fund (Cont.)
Class C
03/31/2017	$9.83	$0.37	$0.75	$1.12	$(0.37)	$0.00	$0.00	$(0.37)
03/31/2016	10.52	0.36	(0.68)	(0.32)	(0.37)	0.00	0.00	(0.37)
03/31/2015	11.35	0.36	(0.79)	(0.43)	(0.40)	0.00	0.00	(0.40)
03/31/2014	12.14	0.28	(0.58)	(0.30)	(0.26)	(0.20)	(0.03)	(0.49)
03/31/2013	11.36	0.31	0.87	1.18	(0.33)	(0.07)	0.00	(0.40)

PIMCO Emerging Markets Currency Fund
Institutional Class
03/31/2017	$8.75	$0.28	$0.30	$0.58	$(0.26)	$0.00	$0.00	$(0.26)
03/31/2016	9.09	0.22	(0.34)	(0.12)	(0.08)	0.00	(0.14)	(0.22)
03/31/2015	10.18	0.21	(1.08)	(0.87)	(0.22)	0.00	0.00	(0.22)
03/31/2014	10.55	0.14	(0.36)	(0.22)	(0.06)	0.00	(0.09)	(0.15)
03/31/2013	10.53	0.16	0.09	0.25	(0.23)	0.00	0.00	(0.23)
Class P
03/31/2017	8.75	0.27	0.30	0.57	(0.25)	0.00	0.00	(0.25)
03/31/2016	9.09	0.22	(0.35)	(0.13)	(0.07)	0.00	(0.14)	(0.21)
03/31/2015	10.18	0.19	(1.07)	(0.88)	(0.21)	0.00	0.00	(0.21)
03/31/2014	10.55	0.13	(0.37)	(0.24)	(0.05)	0.00	(0.08)	(0.13)
03/31/2013	10.53	0.15	0.09	0.24	(0.22)	0.00	0.00	(0.22)
Administrative Class
03/31/2017	8.75	0.25	0.30	0.55	(0.23)	0.00	0.00	(0.23)
03/31/2016	9.09	0.21	(0.35)	(0.14)	(0.07)	0.00	(0.13)	(0.20)
03/31/2015	10.18	0.19	(1.09)	(0.90)	(0.19)	0.00	0.00	(0.19)
03/31/2014	10.55	0.12	(0.37)	(0.25)	(0.05)	0.00	(0.07)	(0.12)
03/31/2013	10.53	0.12	0.10	0.22	(0.20)	0.00	0.00	(0.20)
Class D
03/31/2017	8.75	0.24	0.31	0.55	(0.23)	0.00	0.00	(0.23)
03/31/2016	9.09	0.19	(0.34)	(0.15)	(0.07)	0.00	(0.12)	(0.19)
03/31/2015	10.18	0.17	(1.08)	(0.91)	(0.18)	0.00	0.00	(0.18)
03/31/2014	10.55	0.10	(0.37)	(0.27)	(0.04)	0.00	(0.06)	(0.10)
03/31/2013	10.53	0.12	0.09	0.21	(0.19)	0.00	0.00	(0.19)
Class A
03/31/2017	8.75	0.24	0.31	0.55	(0.23)	0.00	0.00	(0.23)
03/31/2016	9.09	0.19	(0.34)	(0.15)	(0.07)	0.00	(0.12)	(0.19)
03/31/2015	10.18	0.16	(1.07)	(0.91)	(0.18)	0.00	0.00	(0.18)
03/31/2014	10.55	0.10	(0.37)	(0.27)	(0.04)	0.00	(0.06)	(0.10)
03/31/2013	10.53	0.12	0.09	0.21	(0.19)	0.00	0.00	(0.19)
Class C
03/31/2017	8.75	0.17	0.31	0.48	(0.16)	0.00	0.00	(0.16)
03/31/2016	9.09	0.12	(0.34)	(0.22)	(0.04)	0.00	(0.08)	(0.12)
03/31/2015	10.18	0.09	(1.08)	(0.99)	(0.10)	0.00	0.00	(0.10)
03/31/2014	10.55	0.03	(0.37)	(0.34)	(0.01)	0.00	(0.02)	(0.03)
03/31/2013	10.53	0.04	0.09	0.13	(0.11)	0.00	0.00	(0.11)

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class
03/31/2017	$7.31	$0.40	$0.33	$0.73	$(0.39)	$0.00	$0.00	$(0.39)
03/31/2016	7.94	0.36	(0.62)	(0.26)	(0.37)	0.00	0.00	(0.37)
03/31/2015	8.96	0.43	(1.00)	(0.57)	(0.43)	(0.02)	0.00	(0.45)
03/31/2014	9.94	0.35	(0.91)	(0.56)	(0.42)	0.00 ^	0.00	(0.42)
02/25/2013 - 03/31/2013	10.00	0.04	(0.06)	(0.02)	(0.04)	0.00	0.00	(0.04)
Class P
03/31/2017	7.31	0.39	0.34	0.73	(0.39)	0.00	0.00	(0.39)
03/31/2016	7.94	0.36	(0.63)	(0.27)	(0.36)	0.00	0.00	(0.36)
03/31/2015	8.96	0.42	(1.00)	(0.58)	(0.42)	(0.02)	0.00	(0.44)
03/31/2014	9.94	0.37	(0.94)	(0.57)	(0.41)	0.00 ^	0.00	(0.41)
02/25/2013 - 03/31/2013	10.00	0.04	(0.06)	(0.02)	(0.04)	0.00	0.00	(0.04)

20	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income	Portfolio Turnover Rate

$10.58	11.53%	$493	2.10%		2.10%		2.10%		2.10%		3.53%	94%
9.83	(3.01)	403	2.20	(e)	2.20	(e)	2.20	(e)	2.20	(e)	3.56	69
10.52	(3.94)	715	2.30		2.30		2.30		2.30		3.20	98
11.35	(2.42)	854	2.30		2.30		2.30		2.30		2.45	126
12.14	10.44	1,698	2.32	(f)	2.32	(f)	2.32	(f)	2.32	(f)	2.53	105

$9.07	6.76%	$4,006,383	0.87%		0.87%		0.85%		0.85%		3.12%	82%
8.75	(1.27)	3,907,369	0.86		0.86		0.85		0.85		2.56	64
9.09	(8.70)	6,012,591	0.85		0.85		0.85		0.85		2.14	76
10.18	(2.12)	5,652,597	0.85		0.85		0.85		0.85		1.39	53
10.55	2.40	6,403,792	0.85		0.85		0.85		0.85		1.57	58

9.07	6.66	7,050	0.97		0.97		0.95		0.95		3.03	82
8.75	(1.36)	6,745	0.96		0.96		0.95		0.95		2.47	64
9.09	(8.79)	20,371	0.95		0.95		0.95		0.95		1.94	76
10.18	(2.22)	45,109	0.95		0.95		0.95		0.95		1.32	53
10.55	2.30	94,860	0.95		0.95		0.95		0.95		1.46	58

9.07	6.43	138	1.12		1.12		1.10		1.10		2.88	82
8.75	(1.52)	4,745	1.11		1.11		1.10		1.10		2.34	64
9.09	(8.93)	9,764	1.10		1.10		1.10		1.10		1.92	76
10.18	(2.37)	6,876	1.10		1.10		1.10		1.10		1.15	53
10.55	2.14	9,082	1.10		1.10		1.10		1.10		1.18	58

9.07	6.34	14,215	1.27		1.27		1.25		1.25		2.73	82
8.75	(1.66)	16,394	1.26		1.26		1.25		1.25		2.16	64
9.09	(9.07)	31,509	1.25		1.25		1.25		1.25		1.67	76
10.18	(2.52)	66,487	1.25		1.25		1.25		1.25		1.02	53
10.55	2.00	138,932	1.25		1.25		1.25		1.25		1.16	58

9.07	6.34	11,702	1.27		1.27		1.25		1.25		2.73	82
8.75	(1.66)	17,595	1.26		1.26		1.25		1.25		2.16	64
9.09	(9.07)	25,822	1.25		1.25		1.25		1.25		1.64	76
10.18	(2.51)	64,820	1.25		1.25		1.25		1.25		1.01	53
10.55	2.00	113,719	1.25		1.25		1.25		1.25		1.15	58

9.07	5.54	6,202	2.02		2.02		2.00		2.00		1.98	82
8.75	(2.39)	8,329	2.01		2.01		2.00		2.00		1.42	64
9.09	(9.75)	13,839	2.00		2.00		2.00		2.00		0.91	76
10.18	(3.24)	29,694	2.00		2.00		2.00		2.00		0.26	53
10.55	1.24	49,064	2.00		2.00		2.00		2.00		0.41	58

$7.65	10.27%	$364,302	0.11%		0.99%		0.11%		0.99%		5.28%	16%
7.31	(3.24)	340,542	0.04		0.99		0.04		0.99		4.91	42
7.94	(6.67)	403,846	0.04		0.99		0.04		0.99		4.91	28
8.96	(5.59)	315,036	0.07		0.99		0.07		0.99		3.86	29
9.94	(0.21)	3,907	0.05	*	12.24	*	0.05	*	12.24	*	4.20 *	16

7.65	10.16	1,559	0.21		1.09		0.21		1.09		5.12	16
7.31	(3.34)	4,004	0.14		1.09		0.14		1.09		4.76	42
7.94	(6.77)	8,669	0.14		1.09		0.14		1.09		4.79	28
8.96	(5.69)	9,878	0.17		1.09		0.17		1.09		4.15	29
9.94	(0.22)	49	0.15	*	12.34	*	0.15	*	12.34	*	4.21 *	16

ANNUAL REPORT	MARCH 31, 2017	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Full Spectrum Bond Fund (Cont.)
Class A
03/31/2017	$7.31	$0.37	$0.33	$0.70	$(0.36)	$0.00	$0.00	$(0.36)
03/31/2016	7.94	0.34	(0.63)	(0.29)	(0.34)	0.00	0.00	(0.34)
03/31/2015	8.96	0.39	(1.00)	(0.61)	(0.39)	(0.02)	0.00	(0.41)
03/31/2014	9.94	0.32	(0.92)	(0.60)	(0.38)	0.00 ^	0.00	(0.38)
02/25/2013 - 03/31/2013	10.00	0.04	(0.06)	(0.02)	(0.04)	0.00	0.00	(0.04)
Class C
03/31/2017	7.31	0.31	0.34	0.65	(0.31)	0.00	0.00	(0.31)
03/31/2016	7.94	0.28	(0.63)	(0.35)	(0.28)	0.00	0.00	(0.28)
03/31/2015	8.96	0.33	(1.00)	(0.67)	(0.33)	(0.02)	0.00	(0.35)
03/31/2014	9.94	0.22	(0.88)	(0.66)	(0.32)	0.00 ^	0.00	(0.32)
02/25/2013 - 03/31/2013	10.00	0.03	(0.06)	(0.03)	(0.03)	0.00	0.00	(0.03)

PIMCO Foreign Bond Fund (Unhedged)
Institutional Class
03/31/2017	$9.66	$0.25	$(0.21)	$0.04	$(0.13)	$0.00	$(0.06)	$(0.19)
03/31/2016	9.62	0.23	(0.02)	0.21	0.00	(0.03)	(0.14)	(0.17)
03/31/2015	10.34	0.27	(0.77)	(0.50)	(0.22)	0.00	0.00	(0.22)
03/31/2014	10.41	0.29	(0.10)	0.19	(0.15)	0.00	(0.11)	(0.26)
03/31/2013	10.87	0.30	(0.05)	0.25	(0.37)	(0.34)	0.00	(0.71)
Class P
03/31/2017	9.66	0.24	(0.21)	0.03	(0.12)	0.00	(0.06)	(0.18)
03/31/2016	9.62	0.22	(0.02)	0.20	0.00	(0.03)	(0.13)	(0.16)
03/31/2015	10.34	0.26	(0.77)	(0.51)	(0.21)	0.00	0.00	(0.21)
03/31/2014	10.41	0.28	(0.10)	0.18	(0.14)	0.00	(0.11)	(0.25)
03/31/2013	10.87	0.28	(0.04)	0.24	(0.36)	(0.34)	0.00	(0.70)
Administrative Class
03/31/2017	9.66	0.21	(0.20)	0.01	(0.10)	0.00	(0.06)	(0.16)
03/31/2016	9.62	0.21	(0.02)	0.19	0.00	(0.03)	(0.12)	(0.15)
03/31/2015	10.34	0.24	(0.76)	(0.52)	(0.20)	0.00	0.00	(0.20)
03/31/2014	10.41	0.27	(0.11)	0.16	(0.12)	0.00	(0.11)	(0.23)
03/31/2013	10.87	0.27	(0.04)	0.23	(0.35)	(0.34)	0.00	(0.69)
Class D
03/31/2017	9.66	0.21	(0.21)	0.00	(0.09)	0.00	(0.06)	(0.15)
03/31/2016	9.62	0.20	(0.02)	0.18	0.00	(0.03)	(0.11)	(0.14)
03/31/2015	10.34	0.23	(0.77)	(0.54)	(0.18)	0.00	0.00	(0.18)
03/31/2014	10.41	0.25	(0.11)	0.14	(0.10)	0.00	(0.11)	(0.21)
03/31/2013	10.87	0.25	(0.04)	0.21	(0.33)	(0.34)	0.00	(0.67)
Class A
03/31/2017	9.66	0.21	(0.21)	0.00	(0.09)	0.00	(0.06)	(0.15)
03/31/2016	9.62	0.19	(0.01)	0.18	0.00	(0.03)	(0.11)	(0.14)
03/31/2015	10.34	0.24	(0.78)	(0.54)	(0.18)	0.00	0.00	(0.18)
03/31/2014	10.41	0.25	(0.11)	0.14	(0.10)	0.00	(0.11)	(0.21)
03/31/2013	10.87	0.26	(0.05)	0.21	(0.33)	(0.34)	0.00	(0.67)
Class C
03/31/2017	9.66	0.14	(0.22)	(0.08)	(0.01)	0.00	(0.06)	(0.07)
03/31/2016	9.62	0.13	(0.02)	0.11	0.00	(0.02)	(0.05)	(0.07)
03/31/2015	10.34	0.16	(0.77)	(0.61)	(0.11)	0.00	0.00	(0.11)
03/31/2014	10.41	0.18	(0.11)	0.07	(0.03)	0.00	(0.11)	(0.14)
03/31/2013	10.87	0.17	(0.05)	0.12	(0.24)	(0.34)	0.00	(0.58)

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class
03/31/2017	$10.06	$0.30	$0.37	$0.67	$(0.01)	$0.00	$(0.20)	$(0.21)
03/31/2016	10.38	0.22	(0.32)	(0.10)	0.00	0.00	(0.22)	(0.22)
03/31/2015	11.25	0.25	(0.84)	(0.59)	0.00	(0.03)	(0.25)	(0.28)
03/31/2014	11.56	0.25	(0.19)	0.06	(0.22)	(0.11)	(0.04)	(0.37)
03/31/2013	11.47	0.22	0.22	0.44	(0.23)	(0.12)	0.00	(0.35)

22	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income	Portfolio Turnover Rate

$7.65	9.83%	$1,094	0.51%	1.39%	0.51%	1.39%	4.86%	16%
7.31	(3.63)	1,427	0.44	1.39	0.44	1.39	4.48	42
7.94	(7.05)	2,856	0.44	1.39	0.44	1.39	4.46	28
8.96	(5.97)	4,580	0.47	1.39	0.47	1.39	3.51	29
9.94	(0.25)	220	0.45 *	12.64 *	0.45 *	12.64 *	3.92 *	16

7.65	9.02	413	1.26	2.14	1.26	2.14	4.15	16
7.31	(4.35)	318	1.19	2.14	1.19	2.14	3.77	42
7.94	(7.74)	378	1.19	2.14	1.19	2.14	3.77	28
8.96	(6.66)	436	1.22	2.14	1.22	2.14	2.41	29
9.94	(0.31)	47	1.20 *	13.39 *	1.20 *	13.39 *	3.51 *	16

$9.51	0.35%	$578,721	0.60%	0.60%	0.50%	0.50%	2.56%	267%
9.66	2.31	715,413	0.52	0.52	0.50	0.50	2.50	327
9.62	(4.92)	1,244,376	0.54	0.54	0.50	0.50	2.67	312
10.34	1.86	1,503,661	0.52	0.52	0.50	0.50	2.86	187
10.41	2.08	3,738,584	0.53	0.53	0.50	0.50	2.70	424

9.51	0.25	66,644	0.70	0.70	0.60	0.60	2.44	267
9.66	2.21	73,243	0.62	0.62	0.60	0.60	2.40	327
9.62	(5.02)	104,780	0.64	0.64	0.60	0.60	2.54	312
10.34	1.76	101,674	0.62	0.62	0.60	0.60	2.80	187
10.41	1.98	182,025	0.63	0.63	0.60	0.60	2.58	424

9.51	0.10	33,544	0.85	0.85	0.75	0.75	2.19	267
9.66	2.06	18,614	0.77	0.77	0.75	0.75	2.21	327
9.62	(5.16)	17,139	0.79	0.79	0.75	0.75	2.38	312
10.34	1.61	16,727	0.77	0.77	0.75	0.75	2.67	187
10.41	1.86	20,550	0.78	0.78	0.75	0.75	2.46	424

9.51	(0.05)	371,472	1.00	1.00	0.90	0.90	2.11	267
9.66	1.90	338,436	0.92	0.92	0.90	0.90	2.11	327
9.62	(5.30)	485,559	0.94	0.94	0.90	0.90	2.27	312
10.34	1.45	572,446	0.92	0.92	0.90	0.90	2.51	187
10.41	1.67	772,164	0.93	0.93	0.90	0.90	2.30	424

9.51	(0.05)	62,578	1.00	1.00	0.90	0.90	2.18	267
9.66	1.91	89,231	0.92	0.92	0.90	0.90	2.09	327
9.62	(5.30)	115,075	0.94	0.94	0.90	0.90	2.36	312
10.34	1.46	209,289	0.92	0.92	0.90	0.90	2.51	187
10.41	1.67	335,706	0.93	0.93	0.90	0.90	2.32	424

9.51	(0.80)	18,596	1.75	1.75	1.65	1.65	1.42	267
9.66	1.14	25,357	1.67	1.67	1.65	1.65	1.36	327
9.62	(6.00)	36,759	1.69	1.69	1.65	1.65	1.56	312
10.34	0.70	55,472	1.67	1.67	1.65	1.65	1.76	187
10.41	0.92	88,316	1.68	1.68	1.65	1.65	1.56	424

$10.52	6.78%	$453,803	0.77%	0.77%	0.70%	0.70%	2.89%	341%
10.06	(0.92)	903,363	0.74	0.74	0.70	0.70	2.17	263
10.38	(5.34)	1,719,172	0.71	0.71	0.70	0.70	2.22	141
11.25	0.57	2,998,065	0.70	0.70	0.70	0.70	2.20	241
11.56	3.83	4,904,822	0.70	0.70	0.70	0.70	1.86	385

ANNUAL REPORT	MARCH 31, 2017	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Global Advantage® Strategy Bond Fund (Cont.)
Class P
03/31/2017	$10.06	$0.28	$0.38	$0.66	$(0.01)	$0.00	$(0.19)	$(0.20)
03/31/2016	10.38	0.22	(0.33)	(0.11)	0.00	0.00	(0.21)	(0.21)
03/31/2015	11.25	0.33	(0.93)	(0.60)	0.00	(0.03)	(0.24)	(0.27)
03/31/2014	11.56	0.24	(0.19)	0.05	(0.21)	(0.11)	(0.04)	(0.36)
03/31/2013	11.47	0.20	0.23	0.43	(0.22)	(0.12)	0.00	(0.34)
Class D
03/31/2017	10.06	0.25	0.38	0.63	(0.01)	0.00	(0.16)	(0.17)
03/31/2016	10.38	0.18	(0.32)	(0.14)	0.00	0.00	(0.18)	(0.18)
03/31/2015	11.25	0.23	(0.86)	(0.63)	0.00	(0.03)	(0.21)	(0.24)
03/31/2014	11.56	0.20	(0.18)	0.02	(0.18)	(0.11)	(0.04)	(0.33)
03/31/2013	11.47	0.17	0.22	0.39	(0.18)	(0.12)	0.00	(0.30)
Class A
03/31/2017	10.06	0.26	0.37	0.63	(0.01)	0.00	(0.16)	(0.17)
03/31/2016	10.38	0.18	(0.32)	(0.14)	0.00	0.00	(0.18)	(0.18)
03/31/2015	11.25	0.23	(0.86)	(0.63)	0.00	(0.03)	(0.21)	(0.24)
03/31/2014	11.56	0.20	(0.18)	0.02	(0.18)	(0.11)	(0.04)	(0.33)
03/31/2013	11.47	0.17	0.22	0.39	(0.18)	(0.12)	0.00	(0.30)
Class C
03/31/2017	10.06	0.18	0.38	0.56	(0.01)	0.00	(0.09)	(0.10)
03/31/2016	10.38	0.10	(0.31)	(0.21)	0.00	0.00	(0.11)	(0.11)
03/31/2015	11.25	0.14	(0.85)	(0.71)	0.00	(0.02)	(0.14)	(0.16)
03/31/2014	11.56	0.12	(0.19)	(0.07)	(0.09)	(0.11)	(0.04)	(0.24)
03/31/2013	11.47	0.08	0.23	0.31	(0.10)	(0.12)	0.00	(0.22)
Class R
03/31/2017	10.06	0.23	0.38	0.61	(0.01)	0.00	(0.14)	(0.15)
03/31/2016	10.38	0.15	(0.31)	(0.16)	0.00	0.00	(0.16)	(0.16)
03/31/2015	11.25	0.14	(0.80)	(0.66)	0.00	(0.03)	(0.18)	(0.21)
03/31/2014	11.56	0.18	(0.19)	(0.01)	(0.15)	(0.11)	(0.04)	(0.30)
03/31/2013	11.47	0.14	0.22	0.36	(0.15)	(0.12)	0.00	(0.27)

PIMCO Global Bond Fund (Unhedged)
Institutional Class
03/31/2017	$9.18	$0.22	$(0.05)	$0.17	$(0.20)	$0.00	$0.00	$(0.20)
03/31/2016	9.12	0.20	0.03	0.23	(0.00)^	0.00	(0.17)	(0.17)
03/31/2015	9.51	0.24	(0.41)	(0.17)	(0.22)	0.00	0.00	(0.22)
03/31/2014	9.74	0.26	(0.25)	0.01	(0.01)	0.00	(0.23)	(0.24)
03/31/2013	10.07	0.28	0.16	0.44	(0.47)	(0.30)	0.00	(0.77)
Class P
03/31/2017	9.18	0.21	(0.05)	0.16	(0.19)	0.00	0.00	(0.19)
03/31/2016	9.12	0.19	0.03	0.22	(0.00)^	0.00	(0.16)	(0.16)
03/31/2015	9.51	0.23	(0.41)	(0.18)	(0.21)	0.00	0.00	(0.21)
03/31/2014	9.74	0.25	(0.25)	0.00	(0.01)	0.00	(0.22)	(0.23)
03/31/2013	10.07	0.26	0.17	0.43	(0.46)	(0.30)	0.00	(0.76)
Administrative Class
03/31/2017	9.18	0.20	(0.06)	0.14	(0.17)	0.00	0.00	(0.17)
03/31/2016	9.12	0.18	0.02	0.20	(0.00)^	0.00	(0.14)	(0.14)
03/31/2015	9.51	0.22	(0.41)	(0.19)	(0.20)	0.00	0.00	(0.20)
03/31/2014	9.74	0.24	(0.25)	(0.01)	(0.01)	0.00	(0.21)	(0.22)
03/31/2013	10.07	0.26	0.15	0.41	(0.44)	(0.30)	0.00	(0.74)
Class D
03/31/2017	9.18	0.19	(0.06)	0.13	(0.16)	0.00	0.00	(0.16)
03/31/2016	9.12	0.17	0.02	0.19	(0.00)^	0.00	(0.13)	(0.13)
03/31/2015	9.51	0.21	(0.41)	(0.20)	(0.19)	0.00	0.00	(0.19)
03/31/2014	9.74	0.22	(0.25)	(0.03)	(0.01)	0.00	(0.19)	(0.20)
03/31/2013	10.07	0.24	0.16	0.40	(0.43)	(0.30)	0.00	(0.73)

24	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income	Portfolio Turnover Rate

$10.52	6.67%	$3,768	0.87%	0.87%	0.80%	0.80%	2.71%	341%
10.06	(1.02)	4,354	0.84	0.84	0.80	0.80	2.13	263
10.38	(5.43)	15,463	0.81	0.81	0.80	0.80	2.94	141
11.25	0.47	27,308	0.80	0.80	0.80	0.80	2.11	241
11.56	3.73	71,695	0.80	0.80	0.80	0.80	1.77	385

10.52	6.35	4,038	1.17	1.17	1.10	1.10	2.41	341
10.06	(1.32)	6,575	1.14	1.14	1.10	1.10	1.79	263
10.38	(5.72)	15,229	1.11	1.11	1.10	1.10	2.04	141
11.25	0.17	35,023	1.10	1.10	1.10	1.10	1.81	241
11.56	3.42	69,613	1.10	1.10	1.10	1.10	1.47	385

10.52	6.35	8,484	1.17	1.17	1.10	1.10	2.47	341
10.06	(1.32)	14,080	1.14	1.14	1.10	1.10	1.79	263
10.38	(5.72)	24,495	1.11	1.11	1.10	1.10	2.07	141
11.25	0.17	50,863	1.10	1.10	1.10	1.10	1.82	241
11.56	3.42	135,127	1.10	1.10	1.10	1.10	1.47	385

10.52	5.56	5,463	1.92	1.92	1.85	1.85	1.70	341
10.06	(2.05)	7,692	1.89	1.89	1.85	1.85	1.04	263
10.38	(6.42)	13,106	1.86	1.86	1.85	1.85	1.28	141
11.25	(0.57)	23,362	1.85	1.85	1.85	1.85	1.06	241
11.56	2.65	37,482	1.85	1.85	1.85	1.85	0.73	385

10.52	6.09	2,939	1.42	1.42	1.35	1.35	2.20	341
10.06	(1.56)	3,740	1.39	1.39	1.35	1.35	1.53	263
10.38	(5.95)	5,220	1.36	1.36	1.35	1.35	1.28	141
11.25	(0.08)	5,740	1.35	1.35	1.35	1.35	1.56	241
11.56	3.16	6,712	1.35	1.35	1.35	1.35	1.22	385

$9.15	1.79%	$294,292	0.61%	0.61%	0.55%	0.55%	2.39%	433%
9.18	2.54	409,319	0.57	0.57	0.55	0.55	2.29	380
9.12	(1.82)	495,294	0.57	0.57	0.55	0.55	2.58	358
9.51	0.18	654,419	0.56	0.56	0.55	0.55	2.78	161
9.74	4.15	782,717	0.58	0.58	0.55	0.55	2.76	285

9.15	1.69	959	0.71	0.71	0.65	0.65	2.26	433
9.18	2.44	753	0.67	0.67	0.65	0.65	2.18	380
9.12	(1.92)	972	0.67	0.67	0.65	0.65	2.46	358
9.51	0.08	1,200	0.66	0.66	0.65	0.65	2.62	161
9.74	4.05	3,855	0.68	0.68	0.65	0.65	2.57	285

9.15	1.54	107,463	0.86	0.86	0.80	0.80	2.15	433
9.18	2.29	121,198	0.82	0.82	0.80	0.80	2.04	380
9.12	(2.06)	144,369	0.82	0.82	0.80	0.80	2.31	358
9.51	(0.07)	180,999	0.81	0.81	0.80	0.80	2.52	161
9.74	3.89	237,905	0.83	0.83	0.80	0.80	2.50	285

9.15	1.39	14,370	1.01	1.01	0.95	0.95	2.00	433
9.18	2.13	18,517	0.97	0.97	0.95	0.95	1.90	380
9.12	(2.21)	23,786	0.97	0.97	0.95	0.95	2.19	358
9.51	(0.22)	37,291	0.96	0.96	0.95	0.95	2.36	161
9.74	3.74	62,806	0.98	0.98	0.95	0.95	2.34	285

ANNUAL REPORT	MARCH 31, 2017	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Global Bond Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2017	$10.00	$0.20	$0.28	$0.48	$(0.26)	$0.00	$0.00	$(0.26)
03/31/2016	10.59	0.17	(0.20)	(0.03)	(0.44)	(0.12)	0.00	(0.56)
03/31/2015	10.29	0.23	0.74	0.97	(0.67)	0.00	0.00	(0.67)
03/31/2014	10.56	0.24	(0.19)	0.05	(0.22)	(0.10)	0.00	(0.32)
03/31/2013	10.34	0.24	0.65	0.89	(0.36)	(0.31)	0.00	(0.67)
Class P
03/31/2017	10.00	0.19	0.28	0.47	(0.25)	0.00	0.00	(0.25)
03/31/2016	10.59	0.16	(0.20)	(0.04)	(0.43)	(0.12)	0.00	(0.55)
03/31/2015	10.29	0.21	0.75	0.96	(0.66)	0.00	0.00	(0.66)
03/31/2014	10.56	0.23	(0.19)	0.04	(0.21)	(0.10)	0.00	(0.31)
03/31/2013	10.34	0.23	0.65	0.88	(0.35)	(0.31)	0.00	(0.66)
Administrative Class
03/31/2017	10.00	0.18	0.28	0.46	(0.24)	0.00	0.00	(0.24)
03/31/2016	10.59	0.14	(0.19)	(0.05)	(0.42)	(0.12)	0.00	(0.54)
03/31/2015	10.29	0.20	0.75	0.95	(0.65)	0.00	0.00	(0.65)
03/31/2014	10.56	0.21	(0.19)	0.02	(0.19)	(0.10)	0.00	(0.29)
03/31/2013	10.34	0.21	0.65	0.86	(0.33)	(0.31)	0.00	(0.64)
Class A
03/31/2017	10.00	0.16	0.29	0.45	(0.23)	0.00	0.00	(0.23)
03/31/2016	10.59	0.14	(0.20)	(0.06)	(0.41)	(0.12)	0.00	(0.53)
03/31/2015	10.29	0.19	0.75	0.94	(0.64)	0.00	0.00	(0.64)
03/31/2014	10.56	0.20	(0.19)	0.01	(0.18)	(0.10)	0.00	(0.28)
03/31/2013	10.34	0.20	0.65	0.85	(0.32)	(0.31)	0.00	(0.63)
Class C
03/31/2017	10.00	0.09	0.28	0.37	(0.15)	0.00	0.00	(0.15)
03/31/2016	10.59	0.06	(0.20)	(0.14)	(0.33)	(0.12)	0.00	(0.45)
03/31/2015	10.29	0.11	0.75	0.86	(0.56)	0.00	0.00	(0.56)
03/31/2014	10.56	0.13	(0.20)	(0.07)	(0.10)	(0.10)	0.00	(0.20)
03/31/2013	10.34	0.12	0.65	0.77	(0.24)	(0.31)	0.00	(0.55)

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.
(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Effective October 1, 2014, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.50%.
(e)	Effective October 1, 2015, the Fund’s Investment advisory fee was decreased by 0.20% to an annual rate of 0.55%.
(f)	Effective October 1, 2012, the Fund’s Investment advisory fee was decreased by 0.10% to an annual rate of 0.75%.

26	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income	Portfolio Turnover Rate

$10.22	4.88%	$572,631	0.57%	0.57%	0.55%	0.55%	1.94%	395%
10.00	(0.09)	492,168	0.57	0.57	0.55	0.55	1.64	354
10.59	9.68	397,372	0.56	0.56	0.55	0.55	2.16	338
10.29	0.49	365,991	0.56	0.56	0.55	0.55	2.34	181
10.56	8.77	448,928	0.57	0.57	0.55	0.55	2.24	361

10.22	4.77	72,658	0.67	0.67	0.65	0.65	1.82	395
10.00	(0.19)	49,706	0.67	0.67	0.65	0.65	1.57	354
10.59	9.58	45,144	0.66	0.66	0.65	0.65	1.96	338
10.29	0.39	22,806	0.66	0.66	0.65	0.65	2.25	181
10.56	8.66	23,985	0.67	0.67	0.65	0.65	2.14	361

10.22	4.62	8,900	0.82	0.82	0.80	0.80	1.72	395
10.00	(0.34)	7,322	0.82	0.82	0.80	0.80	1.42	354
10.59	9.41	5,439	0.81	0.81	0.80	0.80	1.87	338
10.29	0.24	3,147	0.81	0.81	0.80	0.80	2.08	181
10.56	8.51	4,887	0.82	0.82	0.80	0.80	2.00	361

10.22	4.51	80,744	0.92	0.92	0.90	0.90	1.60	395
10.00	(0.44)	71,768	0.92	0.92	0.90	0.90	1.33	354
10.59	9.30	73,910	0.91	0.91	0.90	0.90	1.80	338
10.29	0.13	65,435	0.91	0.91	0.90	0.90	1.99	181
10.56	8.39	81,766	0.92	0.92	0.90	0.90	1.90	361

10.22	3.73	22,700	1.67	1.67	1.65	1.65	0.86	395
10.00	(1.20)	26,066	1.67	1.67	1.65	1.65	0.58	354
10.59	8.50	26,823	1.66	1.66	1.65	1.65	1.04	338
10.29	(0.61)	23,505	1.66	1.66	1.65	1.65	1.24	181
10.56	7.59	28,449	1.67	1.67	1.65	1.65	1.16	361

ANNUAL REPORT	MARCH 31, 2017	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Assets:
Investments, at value
Investments in securities*	$1,794,260	$134,959	$3,655,400	$567
Investments in Affiliates	96,631	1,759	451,886	367,030
Financial Derivative Instruments
Exchange-traded or centrally cleared	140	12	200	0
Over the counter	23,180	40	232,621	0
Cash	0	1	7	1
Deposits with counterparty	19,481	231	4,984	0
Foreign currency, at value	2,312	78	1,069	0
Receivable for investments sold	24,121	4,716	4,181	0
Receivable for investments sold on a delayed-delivery basis	0	0	0	0
Receivable for TBA investments sold	0	0	16,414	0
Receivable for Fund shares sold	2,703	0	81	276
Interest and/or dividends receivable	25,988	1,786	25,640	0
Dividends receivable from Affiliates	89	2	399	1,728
Other assets	0	0	0	0
Total Assets	1,988,905	143,584	4,392,881	369,602

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$15,455	$1,558	$8,251	$0
Payable for sale-buyback transactions	0	0	0	0
Payable for short sales	0	0	16,415	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	201	19	266	0
Over the counter	27,255	105	166,957	0
Payable for investments purchased	30,159	2,697	223	0
Payable for investments in Affiliates purchased	38	2	370	1,728
Payable for investments purchased on a delayed-delivery basis	0	0	0	0
Payable for TBA investments purchased	0	0	0	0
Deposits from counterparty	11,433	0	151,421	0
Payable for Fund shares redeemed	2,727	23	149	454
Distributions payable	1,518	54	35	16
Overdraft due to custodian	10,760	0	0	0
Accrued investment advisory fees	761	70	1,631	0
Accrued supervisory and administrative fees	692	51	1,454	36
Accrued distribution fees	79	0	7	0
Accrued servicing fees	48	0	4	0
Other liabilities	1	1	8	0
Total Liabilities	101,127	4,580	347,191	2,234

Net Assets	$1,887,778	$139,004	$4,045,690	$367,368

Net Assets Consist of:
Paid in capital	$2,163,515	$209,268	$4,938,560	$448,132
Undistributed (overdistributed) net investment income	120	(224)	(13,554)	134
Accumulated undistributed net realized (loss)	(236,939)	(65,893)	(983,354)	(70,640)
Net unrealized appreciation (depreciation)	(38,918)	(4,147)	104,038	(10,258)

Net Assets	$1,887,778	$139,004	$4,045,690	$367,368

Cost of investments in securities	$1,842,495	$139,152	$3,631,684	$567
Cost of investments in Affiliates	$96,627	$1,759	$451,876	$377,288
Cost of foreign currency held	$2,314	$76	$1,074	$0
Proceeds received on short sales	$0	$0	$16,414	$0
Cost or premiums of financial derivative instruments, net	$(12,607)	$(111)	$(8,972)	$0

* Includes repurchase agreements of:	$0	$544	$7,860	$567

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

PIMCO Foreign Bond Fund (Unhedged)	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Fund (Unhedged)	PIMCO Global Bond Fund (U.S. Dollar-Hedged)

$1,372,388	$564,846	$507,044	$885,823
26	7,312	27,662	1,680

1,666	891	659	955
28,592	12,101	7,592	9,239
1	0	1	0
18,544	6,244	7,538	6,526
5,789	2,300	1,407	1,793
382,434	234,373	157,994	220,190
36,668	9,177	21,253	0
107,231	77,385	83,772	121,190
14,882	793	88	2,231
7,277	3,589	2,942	4,215
0	17	23	4
113	16	55	0
1,975,611	919,044	818,030	1,253,846

$209,906	$51,527	$72,544	$19,786
28,090	2,781	391	0
4,196	0	19,199	6,865

1,636	824	463	680
22,382	6,309	5,995	8,288
393,110	237,918	162,084	232,057
2	6	4	8
0	6,033	0	0
157,321	128,109	135,649	225,144
18,585	6,458	3,408	2,267
7,965	192	863	617
167	4	102	74
0	61	0	0
251	175	98	168
317	135	119	217
102	5	26	17
18	4	0	23
8	8	1	2
844,056	440,549	400,946	496,213

$1,131,555	$478,495	$417,084	$757,633

$1,201,531	$512,957	$429,452	$764,630
(72,918)	(16,542)	(16,451)	(7,059)
(4,726)	(29,328)	(7,109)	(9,649)
7,668	11,408	11,192	9,711

$1,131,555	$478,495	$417,084	$757,633

$1,375,875	$566,466	$505,467	$884,969
$26	$7,311	$27,660	$1,680
$5,798	$2,327	$1,420	$1,819
$4,207	$0	$19,145	$6,851
$(1,430)	$(2,525)	$(656)	$(1,080)

$4,061	$1,917	$15,635	$8,679

ANNUAL REPORT	MARCH 31, 2017	29

Statements of Assets and Liabilities (Cont.)

	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Net Assets:
Institutional Class	$1,400,479	$136,911	$4,006,383	$364,302
Class P	114,136	616	7,050	1,559
Administrative Class	4,503	N/A	138	N/A
Class D	149,869	N/A	14,215	N/A
Class A	153,067	984	11,702	1,094
Class C	65,724	493	6,202	413
Class R	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:
Institutional Class	134,265	12,945	441,701	47,618
Class P	10,942	58	777	204
Administrative Class	432	N/A	15	N/A
Class D	14,368	N/A	1,567	N/A
Class A	14,674	93	1,290	143
Class C	6,301	47	684	54
Class R	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding:
Institutional Class	$10.43	$10.58	$9.07	$7.65
Class P	10.43	10.58	9.07	7.65
Administrative Class	10.43	N/A	9.07	N/A
Class D	10.43	N/A	9.07	N/A
Class A	10.43	10.58	9.07	7.65
Class C	10.43	10.58	9.07	7.65
Class R	N/A	N/A	N/A	N/A

30	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

PIMCO Foreign Bond Fund (Unhedged)	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Fund (Unhedged)	PIMCO Global Bond Fund (U.S. Dollar-Hedged)

$578,721	$453,803	$294,292	$572,631
66,644	3,768	959	72,658
33,544	N/A	107,463	8,900
371,472	4,038	14,370	N/A
62,578	8,484	N/A	80,744
18,596	5,463	N/A	22,700
N/A	2,939	N/A	N/A

60,889	43,163	32,173	56,044
7,012	358	105	7,111
3,529	N/A	11,749	871
39,083	384	1,571	N/A
6,584	807	N/A	7,903
1,957	520	N/A	2,222
N/A	280	N/A	N/A

$9.51	$10.52	$9.15	$10.22
9.51	10.52	9.15	10.22
9.51	N/A	9.15	10.22
9.51	10.52	9.15	N/A
9.51	10.52	N/A	10.22
9.51	10.52	N/A	10.22
N/A	10.52	N/A	N/A

ANNUAL REPORT	MARCH 31, 2017	31

Statements of Operations

Year Ended March 31, 2017
(Amounts in thousands†)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Investment Income:
Interest, net of foreign taxes*	$106,860	$8,037	$140,307	$0
Dividends	0	0	0	0
Dividends from Investments in Affiliates	774	121	5,615	19,317
Total Income	107,634	8,158	145,922	19,317

Expenses:
Investment advisory fees	7,804	796	16,459	2,117
Supervisory and administrative fees	7,161	582	14,692	1,443
Distribution and/or servicing fees - Administrative Class	12	0	10	0
Distribution and/or servicing fees - Class D	371	0 ^	37	3 ^
Distribution fees - Class C	527	3	55	3
Distribution fees - Class R	0	0	0	0
Servicing fees - Class A	399	3	36	4
Servicing fees - Class C	176	1	19	1
Servicing fees - Class R	0	0	0	0
Trustee fees	12	1	27	3
Interest expense	79	2	674	0
Miscellaneous expense	0	0	0	3
Total Expenses	16,541	1,388	32,009	3,577
Waiver and/or Reimbursement by PIMCO	0	0	0	(3,164)
Net Expenses	16,541	1,388	32,009	413

Net Investment Income	91,093	6,770	113,913	18,904

Net Realized Gain (Loss):
Investments in securities	(11,918)	2,729	59,967	4
Investments in Affiliates	146	9	764	(8,350)
Exchange-traded or centrally cleared financial derivative instruments	(649)	37	(8,245)	0
Over the counter financial derivative instruments	(17,680)	206	172,647	0
Foreign currency	499	43	3,236	0

Net Realized Gain (Loss)	(29,602)	3,024	228,369	(8,346)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	119,671	7,233	80,296	0
Investments in Affiliates	(64)	(3)	(337)	24,559
Exchange-traded or centrally cleared financial derivative instruments	3,965	(3)	23,816	0
Over the counter financial derivative instruments	19,056	87	(188,718)	0
Foreign currency assets and liabilities	100	(8)	(168)	0

Net Change in Unrealized Appreciation (Depreciation)	142,728	7,306	(85,111)	24,559

Net Increase in Net Assets Resulting from Operations	$204,219	$17,100	$257,171	$35,117

* Foreign tax withholdings	$4	$2	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class D Shares liquidated at the close of business on January 13, 2017.

32	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Foreign Bond Fund (Unhedged)	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Fund (Unhedged)	PIMCO Global Bond Fund (U.S. Dollar-Hedged)

$38,018	$25,603	$15,178	$17,406
13	13	7	1
115	68	68	98
38,146	25,684	15,253	17,505

3,035	2,810	1,270	1,742
3,795	2,153	1,550	2,248
60	0	300	21
894	14	41	0
170	51	0	187
0	8	0	0
202	29	0	186
57	17	0	62
0	8	0	0
9	6	4	5
1,183	515	290	164
8	3	1	2
9,413	5,614	3,456	4,617
0	0	0	0
9,413	5,614	3,456	4,617

28,733	20,070	11,797	12,888

(27,821)	(22,582)	(7,450)	(875)
2	10	2	(1)
704	(12,760)	(867)	1,990
1,433	19,320	(5,303)	6,495
13,916	4,635	6,637	3,555

(11,766)	(11,377)	(6,981)	11,164

(11,334)	10,598	(4,120)	(7,499)
0	(5)	2	0
18,943	17,036	8,442	7,866
(28,593)	820	(1,520)	5,945
4,692	5,592	216	655

(16,292)	34,041	3,020	6,967

$675	$42,734	$7,836	$31,019

$0	$112	$0	$0

ANNUAL REPORT	MARCH 31, 2017	33

Statements of Changes in Net Assets

	PIMCO Emerging Markets Bond Fund		PIMCO Emerging Markets Corporate Bond Fund		PIMCO Emerging Markets Currency Fund		PIMCO Emerging Markets Full Spectrum Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$91,093	$96,698	$6,770	$10,744	$113,913	$129,876	$18,904	$17,518
Net realized gain (loss)	(29,602)	(117,299)	3,024	(38,336)	228,369	(612,917)	(8,346)	(49,119)
Net change in unrealized appreciation (depreciation)	142,728	(6,147)	7,306	19,521	(85,111)	342,930	24,559	15,581

Net Increase (Decrease) in Net Assets Resulting from Operations	204,219	(26,748)	17,100	(8,071)	257,171	(140,111)	35,117	(16,020)

Distributions to Shareholders:
From net investment income
Institutional Class	(54,702)	(73,386)	(6,702)	(10,830)	(106,230)	(47,334)	(18,412)	(17,117)
Class P	(5,038)	(7,920)	(29)	(59)	(192)	(120)	(171)	(251)
Administrative Class	(201)	(324)	0	0	(109)	(52)	0	0
Class D	(6,011)	(7,637)	(5)^	(9)	(378)	(175)	(61)^	(106)
Class A	(6,451)	(9,193)	(43)	(60)	(368)	(162)	(70)	(97)
Class C	(2,317)	(3,353)	(16)	(20)	(131)	(55)	(18)	(12)
Class R	0	0	0	0	0	0	0	0
From net realized capital gains
Institutional Class	0	(7,712)	0	0	0	0	0	0
Class P	0	(729)	0	0	0	0	0	0
Administrative Class	0	(29)	0	0	0	0	0	0
Class D	0	(801)	0 ^	0	0	0	0 ^	0
Class A	0	(958)	0	0	0	0	0	0
Class C	0	(432)	0	0	0	0	0	0
Class R	0	0	0	0	0	0	0	0
Tax basis return of capital
Institutional Class	(15,239)	0	0	0	0	(80,056)	0	0
Class P	(1,440)	0	0	0	0	(202)	0	0
Administrative Class	(59)	0	0	0	0	(89)	0	0
Class D	(1,833)	0	0 ^	0	0	(295)	0 ^	0
Class A	(1,968)	0	0	0	0	(274)	0	0
Class C	(867)	0	0	0	0	(94)	0	0
Class R	0	0	0	0	0	0	0	0

Total Distributions(a)	(96,126)	(112,474)	(6,795)	(10,978)	(107,408)	(128,908)	(18,732)	(17,583)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	260,013	(682,462)	(12,815)	(140,684)	(65,250)	(1,883,700)	2,818	(37,300)

Total Increase (Decrease) in Net Assets	368,106	(821,684)	(2,510)	(159,733)	84,513	(2,152,719)	19,203	(70,903)

Net Assets:
Beginning of year	1,519,672	2,341,356	141,514	301,247	3,961,177	6,113,896	348,165	419,068
End of year*	$1,887,778	$1,519,672	$139,004	$141,514	$4,045,690	$3,961,177	$367,368	$348,165

*Including undistributed (overdistributed) net investment income of:	$120	$(6,562)	$(224)	$(454)	$(13,554)	$(234,530)	$134	$(38)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
^	Class D Shares liquidated at the close of business on January 13, 2017.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

34	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Foreign Bond Fund (Unhedged)		PIMCO Global Advantage® Strategy Bond Fund		PIMCO Global Bond Fund (Unhedged)		PIMCO Global Bond Fund (U.S. Dollar-Hedged)

Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

$28,733	$37,056	$20,070	$32,025	$11,797	$12,742	$12,888	$8,926
(11,766)	(126,636)	(11,377)	(111,449)	(6,981)	(21,203)	11,164	(6,705)
(16,292)	95,053	34,041	44,379	3,020	19,608	6,967	(1,181)

675	5,473	42,734	(35,045)	7,836	11,147	31,019	1,040

(8,428)	0	(1,318)	0	(7,841)	(19)	(13,767)	(20,385)
(796)	0	(7)	0	(18)	0	(1,476)	(1,922)
(217)	0	0	0	(2,239)	(5)	(192)	(280)
(2,972)	0	(9)	0	(279)	(1)	0	0
(723)	0	(18)	0	0	0	(1,659)	(2,999)
(31)	0	(6)	0	0	0	(361)	(861)
0	0	(4)	0	0	0	0	0

0	(3,968)	0	0	0	0	0	(5,783)
0	(288)	0	0	0	0	0	(541)
0	(61)	0	0	0	0	0	(83)
0	(1,140)	0	0	0	0	0	0
0	(304)	0	0	0	0	0	(896)
0	(45)	0	0	0	0	0	(318)
0	0	0	0	0	0	0	0

(4,385)	(14,861)	(13,243)	(32,447)	0	(7,966)	0	0
(457)	(1,078)	(74)	(199)	0	(15)	0	0
(159)	(227)	0	0	0	(2,063)	0	0
(2,379)	(4,268)	(87)	(160)	0	(289)	0	0
(538)	(1,139)	(184)	(339)	0	0	0	0
(151)	(168)	(60)	(111)	0	0	0	0
0	0	(45)	(68)	0	0	0	0

(21,236)	(27,547)	(15,055)	(33,324)	(10,377)	(10,358)	(17,455)	(34,068)

(108,178)	(721,320)	(488,988)	(784,512)	(130,162)	(115,423)	97,039	131,370

(128,739)	(743,394)	(461,309)	(852,881)	(132,703)	(114,634)	110,603	98,342

1,260,294	2,003,688	939,804	1,792,685	549,787	664,421	647,030	548,688
$1,131,555	$1,260,294	$478,495	$939,804	$417,084	$549,787	$757,633	$647,030

$(72,918)	$(79,990)	$(16,542)	$(28,416)	$(16,451)	$(16,317)	$(7,059)	$(17,546)

ANNUAL REPORT	MARCH 31, 2017	35

Statement of Cash Flows

Year Ended March 31, 2017
(Amounts in thousands)	PIMCO Foreign Bond Fund (Unhedged)

Cash Flows Provided by Operating Activities:

Net increase in net assets resulting from operations	$675

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(3,503,148)
Proceeds from sales of long-term securities	3,647,510
(Purchases) from sales of short-term portfolio investments, net	(40,381)
(Increase) in deposits with counterparty	(12,394)
(Increase) in receivable for investments sold	(152,106)
Decrease in interest and/or dividends receivable	3,136
(Increase) in dividends receivable from Affiliates	1
Proceeds from exchange-traded or centrally cleared financial derivative instruments	18,856
Proceeds from over the counter financial derivative instruments	3,649
Increase in payable for investments purchased	170,476
(Decrease) in deposits from counterparty	(13,566)
(Decrease) in accrued investment advisory fees	(17)
(Decrease) in accrued supervisory and administrative fees	(13)
Increase in accrued distribution fees	12
(Decrease) in accrued servicing fees	(6)
Payments on short sales transactions, net	(61,240)
Proceeds from foreign currency transactions	16,632
Increase in other liabilities	4
Net Realized (Gain) Loss
Investments in securities	27,821
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	(704)
Over the counter financial derivative instruments	(1,433)
Foreign currency	(13,916)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	11,334
Exchange-traded or centrally cleared financial derivative instruments	(18,943)
Over the counter financial derivative instruments	28,593
Foreign currency assets and liabilities	(4,692)
Net amortization (accretion) on investments	7,992

Net Cash Provided by Operating Activities	114,130

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	442,328
Payments on shares redeemed	(577,144)
Cash distributions paid*	(2,716)
Proceeds from reverse repurchase agreements	1,641,658
Payments on reverse repurchase agreements	(1,602,112)
Proceeds from sale-buyback transactions	682,396
Payments on sale-buyback transactions	(696,771)

Net Cash (Used for) Financing Activities	(112,361)

Net Increase in Cash and Foreign Currency	1,769

Cash and Foreign Currency:
Beginning of year	4,021
End of year	$5,790

* Reinvestment of distributions	$18,512

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$1,214

36	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Fund

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.1%

ARGENTINA 5.4%

SOVEREIGN ISSUES 5.4%
Argentine Government International Bond
2.500% due 12/31/2038	$14,800	$9,354
5.625% due 01/26/2022	11,600	11,893
6.250% due 04/22/2019	8,900	9,421
6.625% due 07/06/2028	900	884
6.875% due 04/22/2021	9,160	9,847
6.875% due 01/26/2027	6,200	6,282
7.125% due 07/06/2036	3,300	3,196
7.500% due 04/22/2026	26,000	27,651
7.625% due 04/22/2046	6,000	6,111
8.280% due 12/31/2033	2,664	2,860
8.750% due 06/02/2017	10,300	10,465
8.750% due 05/07/2024	900	1,035
Provincia de Buenos Aires
9.950% due 06/09/2021	1,200	1,368
10.875% due 01/26/2021	1,000	1,150
Provincia de Cordoba
7.125% due 06/10/2021	550	571

Total Argentina (Cost $100,795)		102,088

AZERBAIJAN 1.2%

CORPORATE BONDS & NOTES 0.9%
Southern Gas Corridor CJSC
6.875% due 03/24/2026	$15,800	17,362

SOVEREIGN ISSUES 0.3%
Republic of Azerbaijan International Bond
4.750% due 03/18/2024	5,400	5,448

Total Azerbaijan (Cost $22,035)		22,810

BRAZIL 9.9%

CORPORATE BONDS & NOTES 5.8%
Banco do Brasil S.A.
3.875% due 10/10/2022	$11,311	10,876
Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028	27,300	27,163
Caixa Economica Federal
2.375% due 11/06/2017	500	501
Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021	3,405	3,492
6.875% due 07/30/2019	7,350	7,796
Petrobras Global Finance BV
4.028% due 03/17/2020	100	103
4.875% due 03/17/2020	2,500	2,570
5.375% due 01/27/2021	4,700	4,852
5.625% due 05/20/2043	8,900	7,389
5.750% due 01/20/2020	11,396	11,994
6.125% due 01/17/2022	3,700	3,889
6.250% due 03/17/2024	1,000	1,029
6.750% due 01/27/2041	3,700	3,482
6.850% due 06/05/2115	4,000	3,585
6.875% due 01/20/2040	12,450	11,915
7.375% due 01/17/2027	3,500	3,709
8.375% due 05/23/2021	2,500	2,834
Samarco Mineracao S.A.
5.750% due 10/24/2023 ^	4,500	2,992

		110,171

SOVEREIGN ISSUES 4.1%
Brazil Government International Bond
2.625% due 01/05/2023	1,250	1,163
4.250% due 01/07/2025	1,600	1,578
5.000% due 01/27/2045	5,000	4,475
5.625% due 01/07/2041	1,350	1,320
5.625% due 02/21/2047	4,900	4,765

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2018 (d)	BRL	212,250	$63,239

			76,540

Total Brazil (Cost $180,641)			186,711

CAYMAN ISLANDS 1.5%

CORPORATE BONDS & NOTES 1.5%
Interoceanica Finance Ltd.
0.000% due 05/15/2030 (d)		$7,400	4,662
Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		4,800	5,124
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		27,073	14,958
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (f)		3,606	1,352
6.750% due 10/01/2023 (f)		7,810	2,929

Total Cayman Islands (Cost $45,957)			29,025

CHILE 2.9%

CORPORATE BONDS & NOTES 2.9%
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042		$2,900	2,704
4.500% due 08/13/2023		800	859
4.500% due 09/16/2025 (g)		11,700	12,348
4.875% due 11/04/2044		2,200	2,256
5.625% due 10/18/2043		1,000	1,120
Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024		12,500	12,943
GNL Quintero S.A.
4.634% due 07/31/2029		6,400	6,560
Itau CorpBanca
3.875% due 09/22/2019		6,400	6,611
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		9,878	9,841

Total Chile (Cost $53,181)			55,242

CHINA 1.5%

CORPORATE BONDS & NOTES 1.4%
Sinopec Group Overseas Development Ltd.
4.375% due 10/17/2023		$16,500	17,479
4.875% due 05/17/2042		5,710	6,242
Three Gorges Finance Cayman Islands Ltd.
3.150% due 06/02/2026		2,100	2,037

			25,758

SOVEREIGN ISSUES 0.1%
China Development Bank Corp.
5.840% due 01/03/2019	CNY	3,510	528
China Government International Bond
3.290% due 04/18/2020		8,250	1,206
3.380% due 05/23/2023		1,200	176
4.080% due 08/22/2023		1,100	168

			2,078

Total China (Cost $28,154)			27,836

COLOMBIA 1.8%

CORPORATE BONDS & NOTES 1.0%
Ecopetrol S.A.
4.125% due 01/16/2025		$200	194
5.375% due 06/26/2026		2,500	2,563
5.875% due 09/18/2023		1,100	1,195
5.875% due 05/28/2045		8,200	7,532
7.375% due 09/18/2043		7,500	8,051

			19,535

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.8%
Colombia Government International Bond
4.375% due 07/12/2021	$800	$850
6.125% due 01/18/2041	4,100	4,695
7.375% due 09/18/2037	7,275	9,319

		14,864

Total Colombia (Cost $33,713)		34,399

COSTA RICA 0.5%

SOVEREIGN ISSUES 0.5%
Costa Rica Government International Bond
4.250% due 01/26/2023	$3,130	3,040
5.625% due 04/30/2043	7,300	6,424
7.000% due 04/04/2044	900	910

Total Costa Rica (Cost $11,325)		10,374

DOMINICAN REPUBLIC 0.9%

SOVEREIGN ISSUES 0.9%
Dominican Republic International Bond
5.500% due 01/27/2025	$4,100	4,187
5.950% due 01/25/2027	7,900	8,088
6.850% due 01/27/2045	1,600	1,664
6.875% due 01/29/2026	2,700	2,970

Total Dominican Republic (Cost $16,666)		16,909

ECUADOR 1.0%

SOVEREIGN ISSUES 1.0%
Ecuador Government International Bond
9.650% due 12/13/2026	$8,000	8,300
10.750% due 03/28/2022	9,500	10,070

Total Ecuador (Cost $17,680)		18,370

EGYPT 0.2%

SOVEREIGN ISSUES 0.2%
Egypt Government International Bond
6.125% due 01/31/2022	$2,100	2,188
7.500% due 01/31/2027	800	851

Total Egypt (Cost $2,900)		3,039

EL SALVADOR 1.2%

SOVEREIGN ISSUES 1.2%
El Salvador Government International Bond
5.875% due 01/30/2025	$8,300	7,457
6.375% due 01/18/2027	900	810
7.625% due 09/21/2034	3,070	3,101
7.650% due 06/15/2035	4,650	4,341
7.750% due 01/24/2023	500	512
8.250% due 04/10/2032	6,410	6,386

Total El Salvador (Cost $25,346)		22,607

ETHIOPIA 0.2%

SOVEREIGN ISSUES 0.2%
Ethiopia International Bond
6.625% due 12/11/2024	$4,000	3,853

Total Ethiopia (Cost $3,986)		3,853

GABON 0.5%

SOVEREIGN ISSUES 0.5%
Gabon Government International Bond
6.375% due 12/12/2024	$10,004	9,710

Total Gabon (Cost $9,879)		9,710

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	37

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GERMANY 0.6%

CORPORATE BONDS & NOTES 0.6%
Deutsche Bank AG
4.250% due 10/14/2021		$10,600	$10,874

Total Germany (Cost $10,610)			10,874

GHANA 0.1%

SOVEREIGN ISSUES 0.1%
Ghana Government International Bond
9.250% due 09/15/2022		$1,200	1,252

Total Ghana (Cost $1,200)			1,252

GUATEMALA 1.1%

SOVEREIGN ISSUES 1.1%
Guatemala Government International Bond
4.875% due 02/13/2028		$3,600	3,679
5.750% due 06/06/2022		16,300	17,927

Total Guatemala (Cost $20,486)			21,606

HONG KONG 1.0%

CORPORATE BONDS & NOTES 1.0%
CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020		$900	898
CNOOC Nexen Finance ULC
4.250% due 04/30/2024		10,700	11,167
Nexen Energy ULC
6.400% due 05/15/2037		1,130	1,410
7.500% due 07/30/2039		3,370	4,722

Total Hong Kong (Cost $17,644)			18,197

INDIA 0.6%

SOVEREIGN ISSUES 0.6%
Export-Import Bank of India
3.375% due 08/05/2026		$11,600	11,110

Total India (Cost $11,704)			11,110

INDONESIA 7.9%

CORPORATE BONDS & NOTES 4.4%
Majapahit Holding BV
7.750% due 01/20/2020		$3,607	4,078
Pelabuhan Indonesia PT
4.250% due 05/05/2025		2,600	2,595
5.375% due 05/05/2045		2,000	1,960
Pertamina Persero PT
4.300% due 05/20/2023		4,000	4,132
4.875% due 05/03/2022		12,000	12,743
5.250% due 05/23/2021		3,000	3,225
5.625% due 05/20/2043		1,000	1,029
6.000% due 05/03/2042		27,158	28,861
6.450% due 05/30/2044		5,700	6,449
Perusahaan Gas Negara Persero Tbk
5.125% due 05/16/2024		1,000	1,063
Perusahaan Listrik Negara PT
5.500% due 11/22/2021		14,900	16,223

			82,358

SOVEREIGN ISSUES 3.5%
Indonesia Government International Bond
2.625% due 06/14/2023	EUR	3,200	3,585
4.125% due 01/15/2025		$2,000	2,058
4.625% due 04/15/2043		400	404
4.750% due 01/08/2026		1,100	1,173
5.125% due 01/15/2045		5,000	5,311
5.250% due 01/08/2047		2,000	2,150
5.375% due 10/17/2023		5,000	5,540

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.625% due 02/17/2037		$6,360	$7,838
6.750% due 01/15/2044		15,900	20,479
7.750% due 01/17/2038		7,225	10,004
8.500% due 10/12/2035		2,400	3,489
Perusahaan Penerbit SBSN Indonesia
3.400% due 03/29/2022		3,700	3,715

			65,746

Total Indonesia (Cost $140,104)			148,104

IRELAND 2.2%

CORPORATE BONDS & NOTES 2.2%
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		$2,050	2,090
6.604% due 02/03/2021		5,000	5,500
Rosneft Oil Co. Via Rosneft International Finance Ltd.
4.199% due 03/06/2022		1,500	1,504
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,000	1,513
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021 (g)		$2,100	2,382
Vnesheconombank Via VEB Finance PLC
6.025% due 07/05/2022		26,500	28,484

Total Ireland (Cost $39,242)			41,473

ISRAEL 0.6%

CORPORATE BONDS & NOTES 0.5%
Israel Electric Corp. Ltd.
5.000% due 11/12/2024		$2,000	2,106
7.250% due 01/15/2019		6,000	6,503

			8,609

SOVEREIGN ISSUES 0.1%
Israel Government International Bond
4.500% due 01/30/2043		1,100	1,134

Total Israel (Cost $9,643)			9,743

IVORY COAST 0.5%

SOVEREIGN ISSUES 0.5%
Ivory Coast Government International Bond
5.375% due 07/23/2024		$7,600	7,259
5.750% due 12/31/2032		98	91
6.375% due 03/03/2028		1,500	1,473

Total Ivory Coast (Cost $9,063)			8,823

JAMAICA 0.2%

SOVEREIGN ISSUES 0.2%
Jamaica Government International Bond
6.750% due 04/28/2028		$1,500	1,670
7.875% due 07/28/2045		1,700	1,947

Total Jamaica (Cost $3,199)			3,617

JORDAN 0.5%

SOVEREIGN ISSUES 0.5%
Jordan Government International Bond
5.750% due 01/31/2027		$10,200	10,017

Total Jordan (Cost $10,163)			10,017

KAZAKHSTAN 3.7%

CORPORATE BONDS & NOTES 2.9%
Kazakhstan Temir Zholy Finance Co. JSC
6.375% due 10/06/2020		$7,000	7,588
KazMunayGas National Co. JSC
6.375% due 04/09/2021		10,781	11,868

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 05/05/2020		$22,178	$24,509
Samruk-Energy JSC
3.750% due 12/20/2017		7,400	7,413
Tengizchevroil Finance Co. International Ltd.
4.000% due 08/15/2026		4,000	3,843

			55,221

SOVEREIGN ISSUES 0.8%
Kazakhstan Government International Bond
4.875% due 10/14/2044		10,600	10,444
6.500% due 07/21/2045		4,500	5,346

			15,790

Total Kazakhstan (Cost $67,328)			71,011

KENYA 0.0%

SOVEREIGN ISSUES 0.0%
Kenya Government International Bond
5.875% due 06/24/2019		$400	415

Total Kenya (Cost $414)			415

KUWAIT 0.3%

SOVEREIGN ISSUES 0.3%
Kuwait International Government Bond
3.500% due 03/20/2027		$6,000	6,072

Total Kuwait (Cost $5,942)			6,072

LITHUANIA 0.1%

SOVEREIGN ISSUES 0.1%
Lithuania Government International Bond
6.125% due 03/09/2021		$1,600	1,812

Total Lithuania (Cost $1,741)			1,812

LUXEMBOURG 4.5%

ASSET-BACKED SECURITIES 0.1%
Sovereign Credit Opportunities S.A.
3.000% due 09/30/2019	EUR	1,800	1,835

CORPORATE BONDS & NOTES 4.4%
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		$12,400	12,552
6.000% due 11/27/2023		7,700	8,335
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020		2,000	2,035
6.510% due 03/07/2022		12,913	14,324
7.288% due 08/16/2037		3,000	3,509
8.625% due 04/28/2034		1,100	1,440
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
7.750% due 05/29/2018		7,250	7,681
Sberbank of Russia Via SB Capital S.A.
5.180% due 06/28/2019		4,200	4,425
5.500% due 02/26/2024		4,900	5,056
5.717% due 06/16/2021		8,600	9,278
6.125% due 02/07/2022		13,085	14,365

			83,000

Total Luxembourg (Cost $80,770)			84,835

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Petronas Capital Ltd.
4.500% due 03/18/2045		$900	952

Total Malaysia (Cost $889)			952

38	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

		SHARES	MARKET VALUE (000S)
MEXICO 9.1%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (b)		93,349	$0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 6.1%
Banco Nacional de Comercio Exterior SNC
3.800% due 08/11/2026		$4,400	4,323
BBVA Bancomer S.A.
6.500% due 03/10/2021		2,650	2,915
Comision Federal de Electricidad
4.750% due 02/23/2027		2,800	2,814
5.750% due 02/14/2042		4,850	4,820
6.125% due 06/16/2045		4,900	5,059
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		900	0
Petroleos Mexicanos
4.250% due 01/15/2025		2,000	1,925
4.875% due 01/24/2022		26,175	26,992
5.500% due 01/21/2021		2,500	2,653
5.500% due 06/27/2044		32,630	28,961
5.625% due 01/23/2046		1,450	1,297
6.375% due 01/23/2045		8,700	8,527
6.500% due 06/02/2041		9,620	9,572
6.625% due 06/15/2035		975	1,013
6.875% due 08/04/2026		12,500	13,906
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		4,900	13

			114,790

SOVEREIGN ISSUES 3.0%
Mexico Government International Bond
4.000% due 03/15/2115	EUR	9,550	8,895
4.150% due 03/28/2027		$7,126	7,260
4.600% due 01/23/2046		7,412	7,125
5.550% due 01/21/2045		4,120	4,465
5.750% due 10/12/2110		15,300	15,300
6.050% due 01/11/2040		11,702	13,413

			56,458

Total Mexico (Cost $186,177)			171,248

MONGOLIA 0.3%

SOVEREIGN ISSUES 0.3%
Mongolia Government International Bond
5.125% due 12/05/2022		$3,930	3,713
10.875% due 04/06/2021		2,400	2,772

Total Mongolia (Cost $6,287)			6,485

MOROCCO 0.3%

SOVEREIGN ISSUES 0.3%
Morocco Government International Bond
5.500% due 12/11/2042		$5,800	6,205

Total Morocco (Cost $6,080)			6,205

NAMIBIA 0.1%

SOVEREIGN ISSUES 0.1%
Namibia Government International Bond
5.250% due 10/29/2025		$1,400	1,416

Total Namibia (Cost $1,388)			1,416

NETHERLANDS 0.9%

CORPORATE BONDS & NOTES 0.7%
CIMPOR Financial Operations BV
5.750% due 07/17/2024		$14,000	12,460

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%
Petroleo Netherland BV
3.287% due 04/25/2019	$4,645	$4,547

Total Netherlands (Cost $17,349)		17,007

NIGERIA 0.5%

SOVEREIGN ISSUES 0.5%
Nigeria Government International Bond
7.875% due 02/16/2032	$9,300	9,724

Total Nigeria (Cost $9,459)		9,724

OMAN 0.5%

SOVEREIGN ISSUES 0.5%
Oman Government International Bond
3.625% due 06/15/2021	$300	304
5.375% due 03/08/2027	7,900	8,274
6.500% due 03/08/2047	1,000	1,057

Total Oman (Cost $9,166)		9,635

PANAMA 1.3%

CORPORATE BONDS & NOTES 0.1%
ENA Norte Trust
4.950% due 04/25/2028	$1,505	1,557

SOVEREIGN ISSUES 1.2%
Panama Government International Bond
4.000% due 09/22/2024	2,000	2,097
4.300% due 04/29/2053	1,500	1,429
6.700% due 01/26/2036	2,000	2,530
7.125% due 01/29/2026	7,642	9,677
8.125% due 04/28/2034	2,860	3,804
8.875% due 09/30/2027	735	1,039
9.375% due 01/16/2023	900	1,168
9.375% due 04/01/2029	1,000	1,470

		23,214

Total Panama (Cost $24,494)		24,771

PARAGUAY 0.6%

SOVEREIGN ISSUES 0.6%
Paraguay Government International Bond
4.625% due 01/25/2023	$1,000	1,045
4.700% due 03/27/2027	4,200	4,263
6.100% due 08/11/2044	5,700	6,142

Total Paraguay (Cost $10,918)		11,450

PERU 1.0%

CORPORATE BONDS & NOTES 0.1%
Union Andina de Cementos S.A.A.
5.875% due 10/30/2021	$1,650	1,720

SOVEREIGN ISSUES 0.9%
Corp. Financiera de Desarrollo S.A.
4.750% due 02/08/2022	7,400	7,890
4.750% due 07/15/2025	2,000	2,121
Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023	7,700	7,777

		17,788

Total Peru (Cost $18,951)		19,508

PHILIPPINES 0.3%

CORPORATE BONDS & NOTES 0.3%
Energy Development Corp.
6.500% due 01/20/2021	$940	1,048

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024		$4,300	$5,501

Total Philippines (Cost $6,737)			6,549

POLAND 0.6%

SOVEREIGN ISSUES 0.6%
Poland Government International Bond
3.250% due 04/06/2026		$12,000	11,923

Total Poland (Cost $11,918)			11,923

ROMANIA 0.1%

SOVEREIGN ISSUES 0.1%
Romania Government International Bond
2.750% due 10/29/2025	EUR	600	677
2.875% due 05/26/2028		100	110
6.125% due 01/22/2044		$300	370

Total Romania (Cost $1,138)			1,157

RUSSIA 0.7%

CORPORATE BONDS & NOTES 0.3%
SCF Capital Ltd.
5.375% due 06/16/2023		$5,200	5,383
VimpelCom Holdings BV
5.200% due 02/13/2019		100	104

			5,487

SOVEREIGN ISSUES 0.4%
Russia Government International Bond
4.500% due 04/04/2022 (g)		2,200	2,338
4.500% due 04/04/2022		1,600	1,700
5.625% due 04/04/2042		1,000	1,102
12.750% due 06/24/2028		1,525	2,693

			7,833

Total Russia (Cost $12,831)			13,320

SAUDI ARABIA 0.1%

SOVEREIGN ISSUES 0.1%
Saudi Government International Bond
3.250% due 10/26/2026		$1,000	974

Total Saudi Arabia (Cost $987)			974

SENEGAL 0.4%

SOVEREIGN ISSUES 0.4%
Senegal Government International Bond
8.750% due 05/13/2021		$6,300	7,158

Total Senegal (Cost $6,955)			7,158

SERBIA 0.3%

SOVEREIGN ISSUES 0.3%
Serbia Government International Bond
4.875% due 02/25/2020		$4,000	4,154
5.875% due 12/03/2018		900	948
7.250% due 09/28/2021		1,100	1,256

Total Serbia (Cost $6,310)			6,358

SLOVENIA 0.9%

SOVEREIGN ISSUES 0.9%
Slovenia Government International Bond
5.250% due 02/18/2024		$15,700	17,659

Total Slovenia (Cost $17,845)			17,659

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	39

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH AFRICA 2.0%

CORPORATE BONDS & NOTES 1.4%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$2,950	$3,112
6.500% due 04/15/2040		1,300	1,303
Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		6,950	7,003
6.750% due 08/06/2023		10,600	10,719
Myriad International Holdings BV
5.500% due 07/21/2025		4,800	4,997

			27,134

SOVEREIGN ISSUES 0.6%
South Africa Government International Bond
4.875% due 04/14/2026		3,300	3,324
5.000% due 10/12/2046		3,800	3,536
5.375% due 07/24/2044		200	197
5.875% due 05/30/2022		3,500	3,827

			10,884

Total South Africa (Cost $38,738)			38,018

SPAIN 0.3%

SOVEREIGN ISSUES 0.3%
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	4,100	4,638
Autonomous Community of Valencia
2.013% due 09/04/2017		250	269

Total Spain (Cost $5,036)			4,907

SRI LANKA 1.7%

CORPORATE BONDS & NOTES 0.4%
National Savings Bank
5.150% due 09/10/2019		$7,600	7,748

SOVEREIGN ISSUES 1.3%
Sri Lanka Government International Bond
5.125% due 04/11/2019		600	616
5.750% due 01/18/2022		7,000	7,200
5.875% due 07/25/2022		1,700	1,748
6.000% due 01/14/2019		300	311
6.125% due 06/03/2025		5,100	5,112
6.250% due 10/04/2020		800	844
6.250% due 07/27/2021		3,500	3,694
6.825% due 07/18/2026		500	518
6.850% due 11/03/2025		4,100	4,250

			24,293

Total Sri Lanka (Cost $30,924)			32,041

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%
Africa Finance Corp.
4.375% due 04/29/2020		$1,200	1,242

Total Supranational (Cost $1,193)			1,242

SWEDEN 0.2%

CORPORATE BONDS & NOTES 0.2%
Powszechna Kasa Oszczednosci Bank Polski S.A. Via PKO Finance AB
4.630% due 09/26/2022		$3,550	3,747

Total Sweden (Cost $3,720)			3,747

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TANZANIA 0.2%

SOVEREIGN ISSUES 0.2%
Tanzania Government International Bond
7.421% due 03/09/2020		$4,267	$4,519

Total Tanzania (Cost $4,451)			4,519

TRINIDAD AND TOBAGO 0.6%

CORPORATE BONDS & NOTES 0.4%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$6,229	6,166
9.750% due 08/14/2019		975	1,034

			7,200

SOVEREIGN ISSUES 0.2%
Trinidad & Tobago Government International Bond
4.500% due 08/04/2026		3,100	3,094

Total Trinidad and Tobago (Cost $10,369)			10,294

TUNISIA 0.5%

SOVEREIGN ISSUES 0.5%
Banque Centrale de Tunisie International Bond
3.280% due 08/09/2027	JPY	100,000	769
5.750% due 01/30/2025		$1,500	1,448
8.250% due 09/19/2027		5,800	6,344

Total Tunisia (Cost $8,540)			8,561

TURKEY 3.3%

CORPORATE BONDS & NOTES 0.3%
Hazine Mustesarligi Varlik Kiralama A/S
5.004% due 04/06/2023 (a)		$3,600	3,600
Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		2,526	2,378

			5,978

SOVEREIGN ISSUES 3.0%
Export Credit Bank of Turkey
5.375% due 02/08/2021		1,500	1,513
5.375% due 10/24/2023		2,800	2,757
Turkey Government International Bond
6.000% due 03/25/2027		14,900	15,499
6.000% due 01/14/2041		16,580	16,424
6.750% due 05/30/2040		13,900	14,905
6.875% due 03/17/2036		3,900	4,235
7.250% due 03/05/2038		1,000	1,131

			56,464

Total Turkey (Cost $67,614)			62,442

UKRAINE 2.4%

SOVEREIGN ISSUES 2.4%
Ukraine Government International Bond
7.750% due 09/01/2019		$18,300	18,698
7.750% due 09/01/2020		13,700	13,701
7.750% due 09/01/2021		1,000	987
7.750% due 09/01/2023		2,600	2,463
7.750% due 09/01/2024		3,000	2,815
7.750% due 09/01/2027		6,300	5,793

Total Ukraine (Cost $43,685)			44,457

UNITED ARAB EMIRATES 0.3%

CORPORATE BONDS & NOTES 0.3%
DP World Ltd.
6.850% due 07/02/2037		$4,800	5,561

Total United Arab Emirates (Cost $5,302)			5,561

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 5.4%

ASSET-BACKED SECURITIES 0.1%
CSAB Mortgage-Backed Trust
5.720% due 09/25/2036	$272	$164
6.172% due 06/25/2036 ^	423	213
Morgan Stanley Mortgage Loan Trust
1.342% due 04/25/2037	380	184
6.000% due 07/25/2047 ^	134	107
RAAC Trust
1.332% due 02/25/2046	1,047	1,010
Soundview Home Loan Trust
1.332% due 03/25/2036	1,300	1,110

		2,788

CORPORATE BONDS & NOTES 1.5%
AT&T, Inc.
1.617% due 01/15/2020	3,400	3,424
Rio Oil Finance Trust
9.250% due 07/06/2024	19,320	19,658
9.750% due 01/06/2027	3,895	3,944
Southern Copper Corp.
5.250% due 11/08/2042	2,100	2,069

		29,095

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.7%
Adjustable Rate Mortgage Trust
3.192% due 11/25/2035 ^	239	203
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051	1,593	1,602
Banc of America Funding Trust
3.433% due 11/20/2035 ^	192	173
5.888% due 04/25/2037 ^	279	241
BCAP LLC Trust
2.512% due 05/26/2037	4,598	3,823
Bear Stearns Adjustable Rate Mortgage Trust
3.288% due 02/25/2036 ^	178	152
3.346% due 01/25/2035	23	23
Citigroup Mortgage Loan Trust, Inc.
2.410% due 09/25/2035	377	367
3.058% due 07/25/2046 ^	134	114
Countrywide Alternative Loan Trust
1.152% due 01/25/2037 ^	125	116
1.302% due 11/25/2035	205	173
1.332% due 05/25/2036 ^	925	470
5.750% due 03/25/2037 ^	204	176
6.250% due 11/25/2036 ^	132	116
Countrywide Home Loan Mortgage Pass-Through Trust
3.140% due 09/25/2047 ^	96	89
3.190% due 04/20/2036 ^	103	92
3.196% due 03/25/2037 ^	144	103
3.363% due 02/25/2047 ^	149	128
Deutsche ALT-A Securities, Inc.
3.079% due 10/25/2035	105	87
5.000% due 10/25/2018	41	41
5.500% due 12/25/2035 ^	281	246
Deutsche ALT-B Securities, Inc.
5.869% due 10/25/2036 ^	177	159
5.886% due 10/25/2036 ^	177	159
GSMPS Mortgage Loan Trust
1.332% due 01/25/2036	266	225
HarborView Mortgage Loan Trust
3.381% due 08/19/2036 ^	45	42
IndyMac Mortgage Loan Trust
1.282% due 06/25/2037 ^	185	95
3.024% due 06/25/2036	226	214
3.112% due 08/25/2036	265	254
3.260% due 10/25/2035	179	147
JPMorgan Mortgage Trust
3.078% due 11/25/2035	130	124
3.169% due 08/25/2035	250	250
3.367% due 04/25/2035	55	55

40	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Luminent Mortgage Trust
0.958% due 12/25/2036 ^	$131	$116
MASTR Alternative Loan Trust
1.382% due 03/25/2036	147	31
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	451	455
Morgan Stanley Capital Trust
5.942% due 06/11/2049	212	213
Residential Accredit Loans, Inc. Trust
6.500% due 07/25/2037	739	657
Sequoia Mortgage Trust
2.960% due 01/20/2047 ^	89	73
Structured Adjustable Rate Mortgage Loan Trust
2.861% due 10/25/2037 ^	150	124
3.093% due 09/25/2036 ^	429	318
3.107% due 05/25/2036 ^	483	445
3.142% due 11/25/2035 ^	150	119
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	568	62
WaMu Mortgage Pass-Through Certificates Trust
1.352% due 05/25/2034	150	134
2.456% due 04/25/2037 ^	133	117
2.497% due 01/25/2037 ^	193	174
2.540% due 05/25/2037 ^	261	211
2.770% due 12/25/2036 ^	405	384

		13,892

U.S. GOVERNMENT AGENCIES 0.0%
Federal Home Loan Bank
4.125% due 12/13/2019	100	107
Israel Government AID Bond
5.500% due 04/26/2024	100	120

		227

U.S. TREASURY OBLIGATIONS 3.1%
U.S. Treasury Bonds
2.500% due 02/15/2046 (k)	28,200	25,270
U.S. Treasury Notes
1.375% due 04/30/2021 (i)(k)	33,500	32,939

		58,209

Total United States (Cost $106,199)		104,211

URUGUAY 1.8%

SOVEREIGN ISSUES 1.8%
Uruguay Government International Bond
4.375% due 10/27/2027	$10,675	11,198

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 08/14/2024	$3,098	$3,295
5.100% due 06/18/2050	11,700	11,291
7.875% due 01/15/2033	6,650	8,741

Total Uruguay (Cost $34,150)		34,525

VENEZUELA 3.0%

CORPORATE BONDS & NOTES 1.4%
Petroleos de Venezuela S.A.
5.375% due 04/12/2027	$46,929	16,261
5.500% due 04/12/2037	19,263	6,598
8.500% due 11/02/2017	3,967	3,312

		26,171

SOVEREIGN ISSUES 1.6%
Venezuela Government International Bond
6.000% due 12/09/2020	7,860	3,902
7.000% due 03/31/2038	19,240	7,600
7.650% due 04/21/2025	15,989	6,715
8.250% due 10/13/2024	25,239	11,421
9.000% due 05/07/2023	2	1
9.250% due 05/07/2028	240	103

		29,742

Total Venezuela (Cost $97,529)		55,913

VIETNAM 0.1%

SOVEREIGN ISSUES 0.1%
Vietnam Government International Bond
4.000% due 03/12/2028	$1,700	1,674

Total Vietnam (Cost $1,534)		1,674

VIRGIN ISLANDS (BRITISH) 0.8%

CORPORATE BONDS & NOTES 0.8%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	$6,100	6,161
QGOG Constellation S.A.
6.250% due 11/09/2019	1,500	945
Rosneft Finance S.A.
7.250% due 02/02/2020	3,550	3,926
7.875% due 03/13/2018	3,500	3,677

Total Virgin Islands (British) (Cost $14,391)		14,709

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.7%

ARGENTINA TREASURY BILLS 1.4%
3.029% due 04/17/2017 - 09/15/2017 (c)(d)		$26,600	$26,527

JAPAN TREASURY BILLS 0.3%
(0.417)% due 04/06/2017 (d)(e)	JPY	610,000	5,479

Total Short-Term Instruments (Cost $31,730)			32,006

Total Investments in Securities (Cost $1,842,495)			1,794,260

		SHARES
INVESTMENTS IN AFFILIATES 5.1%

SHORT-TERM INSTRUMENTS 5.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.1%
PIMCO Short-Term Floating NAV Portfolio III		9,774,504	96,631

Total Short-Term Instruments (Cost $96,627)			96,631

Total Investments in Affiliates (Cost $96,627)			96,631

Total Investments 100.2% (Cost $1,939,122)			$1,890,891

Financial Derivative Instruments (h)(j) (0.2)% (Cost or Premiums, net $(12,607))			(4,136)

Other Assets and Liabilities, net 0.0%			1,023

Net Assets 100.0%			$1,887,778

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Odebrecht Offshore Drilling Finance Ltd.	6.750%	10/01/2023	05/28/2014 - 05/11/2015	$7,810	$2,929	0.16%
Odebrecht Offshore Drilling Finance Ltd.	6.625	10/01/2023	11/18/2014 - 05/12/2015	3,606	1,352	0.07

				$11,416	$4,281	0.23%

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	41

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BRC	(0.250)%	03/10/2017	TBD	(2)	$(899)	$(899)
JML	(0.650)	03/22/2017	06/20/2017		(10,456)	(10,454)
	(0.250)	03/28/2017	06/20/2017		(4,102)	(4,102)

Total Reverse Repurchase Agreements						$(15,455)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(g)	Securities with an aggregate market value of $15,500 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BRC	$0	$(899)	$0	$(899)	$907	$8
JML	0	(14,556)	0	(14,556)	14,586	30

Total Borrowings and Other Financing Transactions	$0	$(15,455)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$(10,454)	$(899)	$(11,353)
Sovereign Issues	0	0	(4,102)	0	(4,102)

Total Borrowings	$0	$0	$(14,556)	$(899)	$(15,455)

Gross amount of recognized liabilities for reverse repurchase agreements					$(15,455)

(1)

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(26,279) at a weighted average interest rate of (0.590)%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	Long	06/2017	272	$91	$60	$0

Total Futures Contracts				$91	$60	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.EM-27 5-Year Index	1.000%	06/20/2022	$85,100	$(4,482)	$108	$0	$(127)

42	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Year BRL-CDI	11.360%	07/03/2017	BRL	603,100	$(63)	$(26)	$0	$(6)
Pay	1-Year BRL-CDI	10.590	01/02/2018		435,100	(387)	(181)	13	0
Pay	1-Year BRL-CDI	12.120	01/02/2018		102,500	371	294	0	(3)
Pay	1-Year BRL-CDI	13.375	01/02/2018		22,100	107	102	0	(1)
Pay	1-Year BRL-CDI	9.500	01/02/2019		116,800	(18)	(37)	0	(5)
Pay	1-Year BRL-CDI	11.610	01/02/2019		80,000	(638)	(559)	4	0
Pay	1-Year BRL-CDI	12.435	01/02/2019		7,500	(77)	(61)	0	0
Pay	1-Year BRL-CDI	12.440	01/02/2019		200	2	2	0	0
Pay	1-Year BRL-CDI	16.150	01/04/2021		22,320	(1,132)	(367)	1	0
Pay	1-Year BRL-CDI	10.240	01/02/2025		39,400	145	105	2	(6)
Pay	1-Year BRL-CDI	11.260	01/02/2025		16,200	257	115	0	(3)
Pay	1-Year BRL-CDI	11.680	01/02/2025		11,200	228	221	0	(2)
Pay	1-Year BRL-CDI	12.285	01/02/2025		25,900	617	535	0	(6)
Receive	3-Month USD-LIBOR	2.350	10/02/2025	$	300	(3)	(3)	0	(1)
Receive(4)	3-Month USD-LIBOR	1.500	06/21/2027		33,900	(2,930)	12	57	0
Receive	3-Month USD-LIBOR	2.750	12/16/2045		22,700	(432)	196	0	(38)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		500	18	39	0	(1)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		800	72	138	0	(1)

						$(3,863)	$525	$77	$(73)

Total Swap Agreements						$(8,345)	$633	$77	$(200)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(i)	Securities with an aggregate market value of $15,732 and cash of $1,772 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(5)		Total	Market Value	Variation Margin Liability(5)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$60	$80	$140	$0	$0	$(201)	$(201)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(5)	Unsettled variation margin asset of $3 and liability of $(1) for closed swap agreements is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	EUR	21,414		$22,715	$0	$(130)
	05/2017	CNY	25,439		3,649	0	(31)
	07/2017	CNH	371,028		54,351	735	0
	07/2017		$52,632	BRL	180,000	3,682	0
BPS	04/2017	BRL	61,800		$17,730	0	(2,011)
	04/2017		$19,505	BRL	61,800	235	0
	04/2017		20,420	EUR	18,934	0	(221)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	43

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2017	EUR	18,934		$20,446	$222	$0
	10/2017		$53,149	BRL	198,000	7,657	0
CBK	04/2017	BRL	100,000		$31,562	0	(381)
	04/2017		$30,094	BRL	100,000	1,849	0
DUB	06/2017	SGD	7,579		$5,369	0	(53)
FBF	04/2017	BRL	3,558		1,123	0	(14)
	04/2017		$1,126	BRL	3,558	11	0
GLM	04/2017	EUR	1,711		$1,804	0	(21)
	04/2017	JPY	82,300		724	0	(15)
	04/2017		$4,444	EUR	4,191	27	0
	04/2017		6,490	GBP	5,223	54	0
	05/2017	GBP	5,223		$6,494	0	(54)
	05/2017	ZAR	30,948		2,247	0	(47)
HUS	06/2017	KRW	2,517,224		2,181	0	(73)
	12/2017	CNH	25,548		3,504	0	(149)
JPM	04/2017	BRL	191,600		55,153	0	(6,049)
	04/2017	JPY	330,000		2,813	0	(151)
	04/2017		$56,867	BRL	191,600	4,335	0
	06/2017	TWD	328,175		$10,636	0	(212)
	10/2017	BRL	198,000		55,999	0	(4,807)
	01/2018		212,250		61,158	0	(2,979)
MSB	04/2017		90,000		26,135	0	(2,614)
	04/2017	GBP	5,223		6,550	6	0
	04/2017		$26,781	BRL	90,000	1,967	0
	07/2017	BRL	180,000		$51,551	0	(4,762)
SCX	04/2017		3,558		1,139	3	0
	04/2017		$1,123	BRL	3,558	14	0
	05/2017		1,133		3,558	0	(4)
	06/2017	KRW	248,278		$216	0	(7)
UAG	04/2017	JPY	280,000		2,386	0	(129)
	05/2017		$18,037	CNH	124,689	43	0
	06/2017	KRW	754,052		$658	0	(18)
	06/2017	MYR	963		214	0	(2)
	07/2017	CNH	24,637		3,608	48	0
	07/2017		$13,922	CNH	97,145	116	0

Total Forward Foreign Currency Contracts						$21,004	$(24,934)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Call - OTC USD versus BRL	BRL	3.300	05/04/2017	$5,700	$(58)	$(20)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$9,100	$(117)	$0

Total Written Options						$(175)	$(20)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
Notional Amount in $		$10,800		$156,387		$(1,700)	$	(91,387)	$	(59,300)	$	14,800
Notional Amount in EUR	EUR	0	EUR	8,000	EUR	0	EUR	0	EUR	(8,000)	EUR	0
Notional Amount in GBP	GBP	0	GBP	10,100	GBP	0	GBP	(10,100)	GBP	0	GBP	0
Premiums		$(129)		$(1,470)		$11	$	874	$	539	$	(175)

44	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	12/20/2018	0.819%	$6,300	$(302)	$324	$22	$0
	Brazil Government International Bond	1.000	06/20/2020	1.331	2,200	(135)	113	0	(22)
	Brazil Government International Bond	1.000	12/20/2021	2.050	1,950	(105)	16	0	(89)
	Brazil Government International Bond	1.000	09/20/2025	2.955	1,755	(357)	119	0	(238)
	Colombia Government International Bond	1.000	06/20/2019	0.507	12,500	(55)	195	140	0
	Colombia Government International Bond	1.000	09/20/2020	0.809	1,600	(87)	98	11	0
	Panama Government International Bond	1.000	03/20/2019	0.474	7,500	(42)	122	80	0
	Peru Government International Bond	1.000	03/20/2019	0.376	10,000	(151)	277	126	0
	Peru Government International Bond	1.000	09/20/2020	0.603	700	(29)	39	10	0
	Russia Government International Bond	1.000	12/20/2020	1.128	3,300	(409)	395	0	(14)
	Russia Government International Bond	1.000	06/20/2021	1.292	14,700	(1,058)	891	0	(167)
BPS	Colombia Government International Bond	1.000	12/20/2021	1.193	2,000	(52)	36	0	(16)
	Indonesia Government International Bond	1.000	12/20/2021	1.159	300	(9)	7	0	(2)
	Mexico Government International Bond	1.000	06/20/2017	0.176	800	4	(2)	2	0
	Mexico Government International Bond	1.000	06/20/2018	0.318	1,300	10	1	11	0
	Peru Government International Bond	1.000	06/20/2018	0.290	3,700	35	(2)	33	0
BRC	Argentine Republic Government International Bond	5.000	06/20/2021	2.984	2,400	41	152	193	0
	Brazil Government International Bond	1.000	06/20/2018	0.595	10,000	(191)	244	53	0
	Brazil Government International Bond	1.000	06/20/2019	0.942	400	(16)	17	1	0
	Brazil Government International Bond	1.000	12/20/2020	1.599	10,100	(1,683)	1,472	0	(211)
	Colombia Government International Bond	1.000	09/20/2020	0.809	1,500	(85)	95	10	0
	Indonesia Government International Bond	1.000	03/20/2024	1.652	4,100	(566)	402	0	(164)
	Mexico Government International Bond	1.000	06/20/2017	0.176	4,500	22	(12)	10	0
	Mexico Government International Bond	1.000	09/20/2021	1.080	10,748	(635)	602	0	(33)
	Panama Government International Bond	1.000	12/20/2021	1.090	2,900	(34)	23	0	(11)
	Russia Government International Bond	1.000	12/20/2020	1.128	5,400	(632)	609	0	(23)
	South Africa Government International Bond	1.000	12/20/2021	1.977	3,000	(214)	86	0	(128)
CBK	Brazil Government International Bond	1.000	06/20/2018	0.595	5,000	(95)	122	27	0
	Colombia Government International Bond	1.000	06/20/2019	0.507	6,100	27	41	68	0
	Indonesia Government International Bond	1.000	03/20/2024	1.652	4,100	(560)	396	0	(164)
	Panama Government International Bond	1.000	06/20/2019	0.498	2,200	14	11	25	0
	Uruguay Government International Bond	1.000	06/20/2020	1.412	11,200	(108)	(30)	0	(138)
DUB	Brazil Government International Bond	1.000	06/20/2018	0.595	4,300	(68)	91	23	0
	Colombia Government International Bond	1.000	06/20/2019	0.507	4,200	(10)	57	47	0
	Colombia Government International Bond	1.000	09/20/2020	0.809	1,000	(56)	63	7	0
	Mexico Government International Bond	1.000	09/20/2021	1.080	4,000	(157)	145	0	(12)
	Mexico Government International Bond	1.000	12/20/2021	1.161	7,500	(189)	138	0	(51)
	Panama Government International Bond	1.000	03/20/2019	0.474	2,000	(12)	33	21	0
	Panama Government International Bond	1.000	06/20/2019	0.498	14,300	98	65	163	0
	Penerbangan Malaysia Bhd.	1.000	12/20/2018	0.342	14,300	(174)	341	167	0
	Penerbangan Malaysia Bhd.	1.000	06/20/2019	0.415	400	0	5	5	0
	Penerbangan Malaysia Bhd.	1.000	03/20/2020	0.589	2,100	(18)	44	26	0
FBF	Brazil Government International Bond	1.000	09/20/2020	1.475	1,600	(113)	88	0	(25)
	Brazil Government International Bond	1.000	12/20/2021	2.05	2,400	(122)	12	0	(110)
	Colombia Government International Bond	1.000	09/20/2020	0.809	600	(32)	36	4	0
	Mexico Government International Bond	1.000	12/20/2021	1.161	2,500	(62)	45	0	(17)
	Peru Government International Bond	1.000	03/20/2019	0.376	2,100	(31)	57	26	0
GST	Argentine Republic Government International Bond	5.000	06/20/2021	2.984	2,100	22	147	169	0
	Brazil Government International Bond	1.000	06/20/2019	0.942	2,200	(97)	101	4	0
	Brazil Government International Bond	1.000	12/20/2020	1.599	1,300	(176)	149	0	(27)
	Chile Government International Bond	1.000	09/20/2020	0.456	3,000	8	48	56	0
	Colombia Government International Bond	1.000	06/20/2019	0.507	5,000	24	32	56	0
	Indonesia Government International Bond	1.000	03/20/2024	1.652	3,600	(492)	348	0	(144)
	Mexico Government International Bond	1.000	06/20/2021	0.989	2,400	(46)	48	2	0
	Panama Government International Bond	1.000	06/20/2019	0.498	4,100	22	25	47	0
	Russia Government International Bond	1.000	12/20/2020	1.128	7,250	(900)	870	0	(30)
HUS	Brazil Government International Bond	1.000	06/20/2018	0.595	3,300	(49)	67	18	0
	Brazil Government International Bond	1.000	09/20/2020	1.475	1,200	(88)	70	0	(18)
	Brazil Government International Bond	1.000	12/20/2020	1.599	1,100	(149)	126	0	(23)
	Colombia Government International Bond	1.000	06/20/2019	0.507	10,000	(66)	178	112	0
	Mexico Government International Bond	1.000	12/20/2021	1.161	2,200	(29)	14	0	(15)
	Panama Government International Bond	1.000	06/20/2019	0.498	8,700	55	44	99	0
	Russia Government International Bond	1.000	12/20/2020	1.128	1,100	(112)	107	0	(5)
	Turkey Government International Bond	1.000	12/20/2019	1.347	18,600	(827)	663	0	(164)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	45

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
JPM	Brazil Government International Bond	1.000%	09/20/2018	0.727%	$ 5,000	$(213)	$235	$22	$0
	Brazil Government International Bond	1.000	12/20/2019	1.173	1,300	(49)	44	0	(5)
	Brazil Government International Bond	1.000	09/20/2020	1.475	600	(46)	37	0	(9)
	Colombia Government International Bond	1.000	06/20/2019	0.507	10,900	46	76	122	0
	Gazprom OAO Via Gaz Capital S.A.	1.000	12/20/2020	1.618	2,200	(372)	325	0	(47)
	Mexico Government International Bond	1.000	12/20/2021	1.161	3,800	(53)	27	0	(26)
	Panama Government International Bond	1.000	06/20/2019	0.498	11,000	54	72	126	0
	Panama Government International Bond	1.000	12/20/2021	1.090	2,300	(28)	20	0	(8)
	Peru Government International Bond	1.000	06/20/2018	0.290	1,300	11	1	12	0
NGF	Russia Government International Bond	1.000	12/20/2020	1.128	3,000	(323)	310	0	(13)
	Saudi Arabia Government International Bond	1.000	12/20/2021	0.889	300	1	1	2	0
	South Africa Government International Bond	1.000	12/20/2021	1.977	200	(13)	5	0	(8)
SCX	Nigeria Government International Bond	5.000	09/20/2017	5.076	2,000	5	(2)	3	0
UAG	Brazil Government International Bond	1.030	07/20/2017	0.438	3,875	0	15	15	0
	Brazil Government International Bond	1.000	06/20/2022	2.249	2,100	(149)	25	0	(124)

						$(12,432)	$12,307	$2,176	$(2,301)

Total Swap Agreements						$(12,432)	$12,307	$2,176	$(2,301)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(k)	Securities with an aggregate market value of $16,603 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$4,417	$0	$389	$4,806	$(161)	$0	$(530)	$(691)	$4,115	$(4,050)	$65
BPS	8,114	0	46	8,160	(2,232)	0	(18)	(2,250)	5,910	(5,580)	330
BRC	0	0	267	267	0	0	(570)	(570)	(303)	532	229
CBK	1,849	0	120	1,969	(381)	0	(302)	(683)	1,286	(1,530)	(244)
DUB	0	0	459	459	(53)	0	(63)	(116)	343	(429)	(86)
FBF	11	0	30	41	(14)	0	(152)	(166)	(125)	0	(125)
GLM	81	0	0	81	(137)	(20)	0	(157)	(76)	192	116
GST	0	0	334	334	0	0	(201)	(201)	133	0	133
HUS	0	0	229	229	(222)	0	(225)	(447)	(218)	264	46
JPM	4,335	0	282	4,617	(14,198)	0	(95)	(14,293)	(9,676)	10,072	396
MSB	1,973	0	0	1,973	(7,376)	0	0	(7,376)	(5,403)	5,484	81
NGF	0	0	2	2	0	0	(21)	(21)	(19)	58	39
SCX	17	0	3	20	(11)	0	0	(11)	9	0	9
UAG	207	0	15	222	(149)	0	(124)	(273)	(51)	0	(51)

Total Over the Counter	$21,004	$0	$2,176	$23,180	$(24,934)	$(20)	$(2,301)	$(27,255)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

46	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$60	$60
Swap Agreements	0	0	0	0	80	80

	$0	$0	$0	$0	$140	$140

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,004	$0	$21,004
Swap Agreements	0	2,176	0	0	0	2,176

	$0	$2,176	$0	$21,004	$0	$23,180

	$0	$2,176	$0	$21,004	$140	$23,320

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$127	$0	$0	$74	$201

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24,934	$0	$24,934
Written Options	0	0	0	20	0	20
Swap Agreements	0	2,301	0	0	0	2,301

	$0	$2,301	$0	$24,954	$0	$27,255

	$0	$2,428	$0	$24,954	$74	$27,456

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,309)	$(1,309)
Swap Agreements	0	537	0	0	123	660

	$0	$537	$0	$0	$(1,186)	$(649)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7,425)	$0	$(7,425)
Purchased Options	0	0	0	(187)	(19)	(206)
Written Options	0	0	0	604	282	886
Swap Agreements	0	6,402	0	0	(17,337)	(10,935)

	$0	$6,402	$0	$(7,008)	$(17,074)	$(17,680)

	$0	$6,939	$0	$(7,008)	$(18,260)	$(18,329)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$80	$80
Swap Agreements	0	16	0	0	3,869	3,885

	$0	$16	$0	$0	$3,949	$3,965

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,123)	$0	$(3,123)
Written Options	0	0	0	35	2	37
Swap Agreements	0	6,593	0	0	15,549	22,142

	$0	$6,593	$0	$(3,088)	$15,551	$19,056

	$0	$6,609	$0	$(3,088)	$19,500	$23,021

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	47

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$102,088	$0	$102,088
Azerbaijan
Corporate Bonds & Notes	0	17,362	0	17,362
Sovereign Issues	0	5,448	0	5,448
Brazil
Corporate Bonds & Notes	0	110,171	0	110,171
Sovereign Issues	0	76,540	0	76,540
Cayman Islands
Corporate Bonds & Notes	0	24,363	4,662	29,025
Chile
Corporate Bonds & Notes	0	55,242	0	55,242
China
Corporate Bonds & Notes	0	25,758	0	25,758
Sovereign Issues	0	2,078	0	2,078
Colombia
Corporate Bonds & Notes	0	19,535	0	19,535
Sovereign Issues	0	14,864	0	14,864
Costa Rica
Sovereign Issues	0	10,374	0	10,374
Dominican Republic
Sovereign Issues	0	16,909	0	16,909
Ecuador
Sovereign Issues	0	18,370	0	18,370
Egypt
Sovereign Issues	0	3,039	0	3,039
El Salvador
Sovereign Issues	0	22,607	0	22,607
Ethiopia
Sovereign Issues	0	3,853	0	3,853
Gabon
Sovereign Issues	0	9,710	0	9,710
Germany
Corporate Bonds & Notes	0	10,874	0	10,874
Ghana
Sovereign Issues	0	1,252	0	1,252
Guatemala
Sovereign Issues	0	21,606	0	21,606
Hong Kong
Corporate Bonds & Notes	0	18,197	0	18,197
India
Sovereign Issues	0	11,110	0	11,110
Indonesia
Corporate Bonds & Notes	0	82,358	0	82,358
Sovereign Issues	0	65,746	0	65,746
Ireland
Corporate Bonds & Notes	0	41,473	0	41,473
Israel
Corporate Bonds & Notes	0	8,609	0	8,609
Sovereign Issues	0	1,134	0	1,134
Ivory Coast
Sovereign Issues	0	8,823	0	8,823
Jamaica
Sovereign Issues	0	3,617	0	3,617
Jordan
Sovereign Issues	0	10,017	0	10,017
Kazakhstan
Corporate Bonds & Notes	0	55,221	0	55,221
Sovereign Issues	0	15,790	0	15,790
Kenya
Sovereign Issues	0	415	0	415
Kuwait
Sovereign Issues	0	6,072	0	6,072
Lithuania
Sovereign Issues	0	1,812	0	1,812

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Luxembourg
Asset-Backed Securities	$0	$0	$1,835	$1,835
Corporate Bonds & Notes	0	83,000	0	83,000
Malaysia
Corporate Bonds & Notes	0	952	0	952
Mexico
Corporate Bonds & Notes	0	114,790	0	114,790
Sovereign Issues	0	56,458	0	56,458
Mongolia
Sovereign Issues	0	6,485	0	6,485
Morocco
Sovereign Issues	0	6,205	0	6,205
Namibia
Sovereign Issues	0	1,416	0	1,416
Netherlands
Corporate Bonds & Notes	0	12,460	0	12,460
Loan Participations and Assignments	0	0	4,547	4,547
Nigeria
Sovereign Issues	0	9,724	0	9,724
Oman
Sovereign Issues	0	9,635	0	9,635
Panama
Corporate Bonds & Notes	0	1,557	0	1,557
Sovereign Issues	0	23,214	0	23,214
Paraguay
Sovereign Issues	0	11,450	0	11,450
Peru
Corporate Bonds & Notes	0	1,720	0	1,720
Sovereign Issues	0	17,788	0	17,788
Philippines
Corporate Bonds & Notes	0	6,549	0	6,549
Poland
Sovereign Issues	0	11,923	0	11,923
Romania
Sovereign Issues	0	1,157	0	1,157
Russia
Corporate Bonds & Notes	0	5,487	0	5,487
Sovereign Issues	0	7,833	0	7,833
Saudi Arabia
Sovereign Issues	0	974	0	974
Senegal
Sovereign Issues	0	7,158	0	7,158
Serbia
Sovereign Issues	0	6,358	0	6,358
Slovenia
Sovereign Issues	0	17,659	0	17,659
South Africa
Corporate Bonds & Notes	0	27,134	0	27,134
Sovereign Issues	0	10,884	0	10,884
Spain
Sovereign Issues	0	4,907	0	4,907
Sri Lanka
Corporate Bonds & Notes	0	7,748	0	7,748
Sovereign Issues	0	24,293	0	24,293
Supranational
Corporate Bonds & Notes	0	1,242	0	1,242
Sweden
Corporate Bonds & Notes	0	3,747	0	3,747
Tanzania
Sovereign Issues	0	4,519	0	4,519
Trinidad and Tobago
Corporate Bonds & Notes	0	7,200	0	7,200
Sovereign Issues	0	3,094	0	3,094
Tunisia
Sovereign Issues	0	8,561	0	8,561
Turkey
Corporate Bonds & Notes	0	5,978	0	5,978

48	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Sovereign Issues	$0	$56,464	$0	$56,464
Ukraine
Sovereign Issues	0	44,457	0	44,457
United Arab Emirates
Corporate Bonds & Notes	0	5,561	0	5,561
United States
Asset-Backed Securities	0	2,788	0	2,788
Corporate Bonds & Notes	0	29,095	0	29,095
Non-Agency Mortgage-Backed Securities	0	13,892	0	13,892
U.S. Government Agencies	0	227	0	227
U.S. Treasury Obligations	0	58,209	0	58,209
Uruguay
Sovereign Issues	0	34,525	0	34,525
Venezuela
Corporate Bonds & Notes	0	26,171	0	26,171
Sovereign Issues	0	29,742	0	29,742
Vietnam
Sovereign Issues	0	1,674	0	1,674
Virgin Islands (British)
Corporate Bonds & Notes	0	14,709	0	14,709
Short-Term Instruments
Argentina Treasury Bills	0	26,527	0	26,527
Japan Treasury Bills	0	5,479	0	5,479

	$0	$1,783,216	$11,044	$1,794,260

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$96,631	$0	$0	$96,631

Total Investments	$96,631	$1,783,216	$11,044	$1,890,891

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	60	77	0	137
Over the counter	0	23,180	0	23,180

	$60	$23,257	$0	$23,317

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(200)	0	(200)
Over the counter	0	(27,255)	0	(27,255)

	$0	$(27,455)	$0	$(27,455)

Total Financial Derivative Instruments	$60	$(4,198)	$0	$(4,138)

Totals	$96,691	$1,779,018	$11,044	$1,886,753

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	49

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.1%

ARGENTINA 2.8%

CORPORATE BONDS & NOTES 2.8%
Cia General de Combustibles S.A.
9.500% due 11/07/2021	$400	$425
Genneia S.A.
8.750% due 01/20/2022	1,200	1,254
Petrobras Argentina S.A.
7.375% due 07/21/2023	1,000	1,046
YPF S.A.
8.500% due 07/28/2025	1,000	1,087
8.750% due 04/04/2024	100	111

Total Argentina (Cost $3,690)		3,923

AUSTRIA 0.6%

CORPORATE BONDS & NOTES 0.6%
Sappi Papier Holding GmbH
7.500% due 06/15/2032	$900	891

Total Austria (Cost $857)		891

AZERBAIJAN 1.2%

CORPORATE BONDS & NOTES 1.2%
International Bank of Azerbaijan OJSC
5.625% due 06/11/2019	$300	300
Southern Gas Corridor CJSC
6.875% due 03/24/2026	1,300	1,397

Total Azerbaijan (Cost $1,685)		1,697

BARBADOS 0.4%

CORPORATE BONDS & NOTES 0.4%
Columbus Cable Barbados Ltd.
7.375% due 03/30/2021	$500	537

Total Barbados (Cost $515)		537

BERMUDA 4.2%

CORPORATE BONDS & NOTES 4.2%
CBQ Finance Ltd.
2.875% due 06/24/2019	$1,800	1,816
7.500% due 11/18/2019	800	894
Digicel Group Ltd.
8.250% due 09/30/2020	965	833
Digicel Ltd.
6.000% due 04/15/2021	900	822
Noble Group Ltd.
6.750% due 01/29/2020	1,000	966
Ooredoo International Finance Ltd.
3.250% due 02/21/2023	500	495

Total Bermuda (Cost $5,883)		5,826

BRAZIL 6.1%

CORPORATE BONDS & NOTES 6.1%
Andrade Gutierrez International S.A.
4.000% due 04/30/2018	$400	373
Banco BTG Pactual S.A.
4.000% due 01/16/2020	710	693
Banco do Brasil S.A.
6.250% due 04/15/2024 (f)	400	336
BR Properties S.A.
9.000% due 05/01/2017 (f)	636	642
Braskem America Finance Co.
7.125% due 07/22/2041	200	213
Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021	500	513

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CSN Resources S.A.
6.500% due 07/21/2020		$210	$176
Odebrecht Finance Ltd.
4.375% due 04/25/2025		300	111
7.125% due 06/26/2042		1,050	388
Petrobras Global Finance BV
7.375% due 01/17/2027		300	318
8.375% due 05/23/2021		1,500	1,701
Samarco Mineracao S.A.
4.125% due 11/01/2022 ^		200	131
5.375% due 09/26/2024 ^		600	396
5.750% due 10/24/2023 ^		200	133
Suzano Austria GmbH
5.750% due 07/14/2026		550	562
Vale Overseas Ltd.
6.875% due 11/21/2036		600	648
Votorantim Cimentos S.A.
3.500% due 07/13/2022	EUR	500	536
7.250% due 04/05/2041		$560	573

Total Brazil (Cost $8,011)			8,443

CANADA 0.6%

CORPORATE BONDS & NOTES 0.6%
First Quantum Minerals Ltd.
7.000% due 02/15/2021		$800	828

Total Canada (Cost $591)			828

CAYMAN ISLANDS 5.3%

CORPORATE BONDS & NOTES 5.3%
ADCB Finance Cayman Ltd.
2.625% due 03/10/2020		$500	504
Alpha Star Holding Ltd.
4.970% due 04/09/2019		500	503
Baidu, Inc.
3.500% due 11/28/2022		300	307
BR Malls International Finance Ltd.
8.500% due 07/21/2017 (f)		400	403
Braskem Finance Ltd.
7.250% due 06/05/2018		200	211
Comcel Trust via Comunicaciones Celulares S.A.
6.875% due 02/06/2024		650	677
Global A&T Electronics Ltd. (i)
10.000% due 02/01/2019		200	146
Hutchison Whampoa International Ltd.
3.625% due 10/31/2024		600	616
MAF Global Securities Ltd.
7.125% due 10/29/2018 (f)		400	423
MCE Finance Ltd.
5.000% due 02/15/2021		250	254
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (g)		3,941	1,478
QNB Finance Ltd.
2.750% due 10/31/2018		300	304
2.875% due 04/29/2020		300	303
Sable International Finance Ltd.
6.875% due 08/01/2022		400	425
Swire Pacific MTN Financing Ltd.
4.500% due 10/09/2023		200	216
Tencent Holdings Ltd.
3.375% due 03/05/2018		200	203
Wynn Macau Ltd.
5.250% due 10/15/2021		450	460

Total Cayman Islands (Cost $9,548)			7,433

CHILE 1.9%

CORPORATE BONDS & NOTES 1.9%
Celulosa Arauco y Constitucion S.A.
4.500% due 08/01/2024		$100	103
4.750% due 01/11/2022		300	315

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cencosud S.A.
5.150% due 02/12/2025	$950	$992
Colbun S.A.
4.500% due 07/10/2024	400	409
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	409	407
4.500% due 08/15/2025	493	483

Total Chile (Cost $2,628)		2,709

CHINA 2.2%

CORPORATE BONDS & NOTES 2.2%
CCCI Treasure Ltd.
3.500% due 04/21/2020 (f)	$300	302
Industrial & Commercial Bank of China Ltd.
4.875% due 09/21/2025	300	318
Proven Honour Capital Ltd.
4.125% due 05/19/2025	200	203
4.125% due 05/06/2026	400	402
Sinopec Group Overseas Development Ltd.
1.750% due 09/29/2019	1,800	1,773

Total China (Cost $2,982)		2,998

	SHARES
COLOMBIA 2.4%

COMMON STOCKS 0.2%
Pacific Exploration and Production Corp. (c)	8,095	252

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 2.2%
Banco de Bogota S.A.
5.375% due 02/19/2023	$250	261
Bancolombia S.A.
5.125% due 09/11/2022	700	732
5.950% due 06/03/2021	240	264
Colombia Telecomunicaciones S.A. ESP
5.375% due 09/27/2022	200	202
Ecopetrol S.A.
5.875% due 05/28/2045	500	459
7.375% due 09/18/2043	400	429
Grupo Aval Ltd.
4.750% due 09/26/2022	650	652

		2,999

Total Colombia (Cost $4,275)		3,251

GERMANY 0.7%

CORPORATE BONDS & NOTES 0.7%
Deutsche Bank AG
4.250% due 10/14/2021	$1,000	1,026

Total Germany (Cost $1,000)		1,026

GHANA 0.6%

SOVEREIGN ISSUES 0.6%
Ghana Government International Bond
9.250% due 09/15/2022	$800	835

Total Ghana (Cost $832)		835

GUATEMALA 0.2%

CORPORATE BONDS & NOTES 0.2%
Industrial Senior Trust
5.500% due 11/01/2022	$325	326

Total Guatemala (Cost $326)		326

50	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HONG KONG 1.7%

CORPORATE BONDS & NOTES 1.7%
AIA Group Ltd.
3.200% due 03/11/2025	$300	$295
CNOOC Finance Ltd.
3.000% due 05/09/2023	700	684
Franshion Brilliant Ltd.
5.750% due 03/19/2019	500	525
Huarong Finance Co. Ltd.
4.500% due 01/16/2020	800	828

Total Hong Kong (Cost $2,325)		2,332

INDIA 2.4%

CORPORATE BONDS & NOTES 2.4%
ABJA Investment Co. Pte. Ltd.
5.950% due 07/31/2024	$250	259
Adani Ports & Special Economic Zone Ltd.
3.950% due 01/19/2022	1,000	1,013
Bharti Airtel Ltd.
4.375% due 06/10/2025	500	500
ICICI Bank Ltd.
3.500% due 03/18/2020	500	509
Indian Oil Corp. Ltd.
5.625% due 08/02/2021	300	330
NTPC Ltd.
4.750% due 10/03/2022	300	320
ONGC Videsh Ltd.
4.625% due 07/15/2024	350	368

Total India (Cost $3,233)		3,299

INDONESIA 0.8%

CORPORATE BONDS & NOTES 0.8%
Bukit Makmur Mandiri Utama PT
7.750% due 02/13/2022	$300	311
Perusahaan Gas Negara Persero Tbk
5.125% due 05/16/2024	700	744

Total Indonesia (Cost $981)		1,055

IRELAND 1.2%

CORPORATE BONDS & NOTES 1.2%
Alfa Bank AO Via Alfa Bond Issuance PLC
7.750% due 04/28/2021	$500	571
Borets Finance Ltd.
7.625% due 09/26/2018	300	312
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022	300	306
Rosneft Oil Co. Via Rosneft International Finance Ltd.
4.199% due 03/06/2022	500	501

Total Ireland (Cost $1,510)		1,690

ISLE OF MAN 0.4%

CORPORATE BONDS & NOTES 0.4%
Greenko Dutch BV
8.000% due 08/01/2019	$500	529

Total Isle of Man (Cost $528)		529

ISRAEL 0.9%

CORPORATE BONDS & NOTES 0.9%
Israel Electric Corp. Ltd.
5.625% due 06/21/2018	$1,200	1,249

Total Israel (Cost $1,246)		1,249

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JORDAN 0.6%

SOVEREIGN ISSUES 0.6%
Jordan Government International Bond
5.750% due 01/31/2027	$800	$786

Total Jordan (Cost $797)		786

KAZAKHSTAN 0.5%

CORPORATE BONDS & NOTES 0.5%
Zhaikmunai LLP
6.375% due 02/14/2019	$700	682

Total Kazakhstan (Cost $715)		682

KUWAIT 1.2%

SOVEREIGN ISSUES 1.2%
Kuwait International Government Bond
2.750% due 03/20/2022	$800	802
3.500% due 03/20/2027	800	810

Total Kuwait (Cost $1,587)		1,612

LUXEMBOURG 5.0%

CORPORATE BONDS & NOTES 5.0%
Altice Financing S.A.
7.500% due 05/15/2026	$400	426
Altice Finco S.A.
7.625% due 02/15/2025	1,700	1,753
Evraz Group S.A.
8.250% due 01/28/2021	200	224
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	820	830
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022	300	333
8.146% due 04/11/2018	400	424
Kernel Holding S.A.
8.750% due 01/31/2022	1,000	1,038
MHP S.A.
8.250% due 04/02/2020	600	607
Sberbank of Russia Via SB Capital S.A.
5.500% due 02/26/2024	1,300	1,341

Total Luxembourg (Cost $6,423)		6,976

MALAYSIA 1.2%

CORPORATE BONDS & NOTES 1.2%
Petronas Capital Ltd.
5.250% due 08/12/2019	$1,600	1,707

Total Malaysia (Cost $1,702)		1,707

MAURITIUS 2.5%

CORPORATE BONDS & NOTES 2.5%
Greenko Investment Co.
4.875% due 08/16/2023	$800	786
HTA Group Ltd.
9.125% due 03/08/2022	400	398
MTN Mauritius Investment Ltd.
4.755% due 11/11/2024	500	474
6.500% due 10/13/2026	500	511
Neerg Energy Ltd.
6.000% due 02/13/2022	1,300	1,321

Total Mauritius (Cost $3,476)		3,490

	SHARES
MEXICO 3.0%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (c)	172,487	0

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 3.0%
America Movil S.A.B. de C.V.
6.125% due 03/30/2040		$350	$410
Banco Mercantil del Norte S.A.
5.750% due 10/04/2031		550	540
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
5.950% due 01/30/2024		400	415
BBVA Bancomer S.A.
6.500% due 03/10/2021		430	473
6.750% due 09/30/2022		500	561
Cemex S.A.B. de C.V.
5.700% due 01/11/2025		200	208
Fomento Economico Mexicano S.A.B. de C.V.
2.875% due 05/10/2023		200	194
Grupo Bimbo S.A.B. de C.V.
3.875% due 06/27/2024		350	352
Grupo Televisa S.A.B.
6.125% due 01/31/2046		300	319
Hipotecaria Su Casita S.A. de C.V.
9.110% due 06/28/2018 ^	MXN	17,999	29
Trust F
6.950% due 01/30/2044		$700	712

			4,213

Total Mexico (Cost $6,862)			4,213

MOROCCO 0.8%

CORPORATE BONDS & NOTES 0.8%
OCP S.A.
4.500% due 10/22/2025		$1,200	1,187

Total Morocco (Cost $1,180)			1,187

NETHERLANDS 4.2%

CORPORATE BONDS & NOTES 3.9%
CIMPOR Financial Operations BV
5.750% due 07/17/2024		$1,100	979
Indo Energy Finance BV
6.375% due 01/24/2023		1,050	1,003
Marfrig Holdings Europe BV
6.875% due 06/24/2019		200	206
Metinvest BV
9.373% due 12/31/2021 (b)		745	691
SABIC Capital BV
2.625% due 10/03/2018		400	404
Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023	EUR	800	839
VTR Finance BV
6.875% due 01/15/2024		$1,200	1,251

			5,373

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%
Petroleo Netherland BV
3.287% due 04/25/2019		474	464

Total Netherlands (Cost $5,485)			5,837

PANAMA 0.9%

CORPORATE BONDS & NOTES 0.9%
Global Bank Corp.
4.500% due 10/20/2021		$1,200	1,192

Total Panama (Cost $1,199)			1,192

PERU 1.2%

CORPORATE BONDS & NOTES 1.2%
Banco de Credito del Peru
4.250% due 04/01/2023		$750	780

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	51

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco Internacional del Peru
5.750% due 10/07/2020	$250	$275
Union Andina de Cementos S.A.A.
5.875% due 10/30/2021	350	365
Volcan Cia Minera S.A.A.
5.375% due 02/02/2022	300	304

Total Peru (Cost $1,617)		1,724

PHILIPPINES 0.6%

CORPORATE BONDS & NOTES 0.6%
JGSH Philippines Ltd.
4.375% due 01/23/2023	$600	615
SM Investments Corp.
4.875% due 06/10/2024	200	210

Total Philippines (Cost $808)		825

QATAR 0.9%

CORPORATE BONDS & NOTES 0.5%
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	$264	279
5.838% due 09/30/2027	350	390

		669

SOVEREIGN ISSUES 0.4%
Qatar Government International Bond
6.550% due 04/09/2019	500	545

Total Qatar (Cost $1,216)		1,214

RUSSIA 0.9%

CORPORATE BONDS & NOTES 0.9%
VimpelCom Holdings BV
5.950% due 02/13/2023 (i)	$700	747
7.504% due 03/01/2022	420	477

Total Russia (Cost $1,117)		1,224

SINGAPORE 2.9%

CORPORATE BONDS & NOTES 2.9%
Alam Synergy Pte. Ltd.
6.950% due 03/27/2020	$320	330
Flex Ltd.
4.750% due 06/15/2025	550	579
Oversea-Chinese Banking Corp. Ltd.
4.250% due 06/19/2024	1,671	1,722
SingTel Group Treasury Pte. Ltd.
3.250% due 06/30/2025	300	302
4.500% due 09/08/2021	300	323
United Overseas Bank Ltd.
3.750% due 09/19/2024	800	816

Total Singapore (Cost $3,977)		4,072

SOUTH AFRICA 2.4%

CORPORATE BONDS & NOTES 2.4%
African Bank Ltd.
6.000% due 02/08/2020	$700	712
AngloGold Ashanti Holdings PLC
5.125% due 08/01/2022	400	413
FirstRand Bank Ltd.
4.250% due 04/30/2020	300	307
Myriad International Holdings BV
5.500% due 07/21/2025	1,500	1,561
Sasol Financing International Ltd.
4.500% due 11/14/2022	400	406

Total South Africa (Cost $3,173)		3,399

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 0.7%

CORPORATE BONDS & NOTES 0.7%
Shinhan Bank
3.875% due 03/24/2026	$400	$402
Woori Bank
4.750% due 04/30/2024	600	620

		1,022

Total South Korea (Cost $1,032)		1,022

SUPRANATIONAL 0.4%

CORPORATE BONDS & NOTES 0.4%
African Export-Import Bank
4.750% due 07/29/2019	$500	519

Total Supranational (Cost $502)		519

SWEDEN 0.1%

CORPORATE BONDS & NOTES 0.1%
Powszechna Kasa Oszczednosci Bank Polski S.A. Via PKO Finance AB
4.630% due 09/26/2022	$200	211

Total Sweden (Cost $206)		211

THAILAND 3.5%

CORPORATE BONDS & NOTES 3.5%
PTT Exploration & Production PCL
4.875% due 06/18/2019 (f)	$900	923
PTT Global Chemical PCL
4.250% due 09/19/2022	500	524
PTT PCL
3.375% due 10/25/2022	600	608
Siam Commercial Bank PCL
3.500% due 04/07/2019	2,200	2,247
Thai Oil PCL
3.625% due 01/23/2023	500	510

Total Thailand (Cost $4,761)		4,812

TURKEY 3.8%

CORPORATE BONDS & NOTES 3.8%
Akbank TAS
5.125% due 03/31/2025	$500	475
Arcelik A/S
5.000% due 04/03/2023	200	198
KOC Holding A/S
5.250% due 03/15/2023	500	508
Turk Telekomunikasyon A/S
4.875% due 06/19/2024	300	290
Turkiye Garanti Bankasi A/S
4.750% due 10/17/2019	600	611
Turkiye Halk Bankasi A/S
4.750% due 02/11/2021	400	384
Turkiye Is Bankasi
5.000% due 04/30/2020	700	698
Turkiye Sise ve Cam Fabrikalari A/S
4.250% due 05/09/2020	200	200
Turkiye Vakiflar Bankasi TAO
6.000% due 11/01/2022	400	392
Yapi ve Kredi Bankasi A/S
4.000% due 01/22/2020 (i)	700	686
5.750% due 02/24/2022	800	797

Total Turkey (Cost $5,255)		5,239

UNITED ARAB EMIRATES 3.1%

CORPORATE BONDS & NOTES 3.1%
Abu Dhabi National Energy Co. PJSC
3.625% due 01/12/2023	$900	912

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Burgan Tier Financing Ltd.
7.250% due 09/30/2019 (f)	$300	$309
DP World Ltd.
6.850% due 07/02/2037	1,550	1,796
First Gulf Bank PJSC
2.625% due 02/24/2020	300	300
National Bank of Abu Dhabi PJSC
5.250% due 06/17/2020 (f)	300	309
NBK Tier 1 Financing Ltd.
5.750% due 04/09/2021 (f)	600	621

Total United Arab Emirates (Cost $4,152)		4,247

UNITED KINGDOM 2.1%

CORPORATE BONDS & NOTES 2.1%
Afren PLC
15.000% due 04/25/2017 ^(g)	$1,927	337
6.625% due 12/09/2020 ^	682	3
Hikma Pharmaceuticals PLC
4.250% due 04/10/2020	300	303
MARB BondCo PLC
7.000% due 03/15/2024	400	398
Petra Diamonds U.S. Treasury PLC
8.250% due 05/31/2020	250	262
Tullow Oil PLC
6.000% due 11/01/2020	270	262
6.250% due 04/15/2022	500	470
Vedanta Resources PLC
8.250% due 06/07/2021	800	862

Total United Kingdom (Cost $4,668)		2,897

UNITED STATES 11.3%

CORPORATE BONDS & NOTES 2.9%
Brookfield Finance LLC
4.000% due 04/01/2024	$700	705
Hyundai Capital America
3.000% due 03/18/2021	600	603
3.100% due 04/05/2022 (a)	1,300	1,298
Navient Corp.
6.500% due 06/15/2022	200	202
Rio Oil Finance Trust
9.250% due 07/06/2024	394	400
9.750% due 01/06/2027	235	238
Southern Copper Corp.
5.250% due 11/08/2042	290	286
Terraform Global Operating LLC
9.750% due 08/15/2022	300	338

		4,070

U.S. TREASURY OBLIGATIONS 8.4%
U.S. Treasury Notes
1.875% due 01/31/2022	8,900	8,881
2.000% due 08/31/2021 (k)	1,300	1,307
2.000% due 12/31/2021	1,500	1,506

		11,694

Total United States (Cost $15,602)		15,764

VIRGIN ISLANDS (BRITISH) 6.2%

CORPORATE BONDS & NOTES 6.2%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	$250	253
Grupo Unicomer Co. Ltd.
7.875% due 04/01/2024	700	735
GTL Trade Finance, Inc.
7.250% due 10/20/2017	3,530	3,622
Hongkong Electric Finance Ltd.
2.875% due 05/03/2026	250	238
NWD MTN Ltd.
4.375% due 11/30/2022	200	208

52	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 02/26/2021	$200	$213
QGOG Constellation S.A.
6.250% due 11/09/2019	2,000	1,260
Studio City Co. Ltd.
5.875% due 11/30/2019	1,000	1,042
Studio City Finance Ltd.
8.500% due 12/01/2020	500	525
Yingde Gases Investment Ltd.
7.250% due 02/28/2020	500	493

Total Virgin Islands (British) (Cost $8,352)		8,589

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (h) 0.4%
		544

ARGENTINA TREASURY BILLS 0.1%
3.351% due 09/15/2017 (d)(e)	$100	98

Total Short-Term Instruments (Cost $642)		642

Total Investments in Securities (Cost $139,152)		134,959

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.3%

SHORT-TERM INSTRUMENTS 1.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.3%
PIMCO Short-Term Floating NAV Portfolio III	177,907	$1,759

Total Short-Term Instruments (Cost $1,759)		1,759

Total Investments in Affiliates (Cost $1,759)		1,759

Total Investments 98.4% (Cost $140,911)		$136,718

Financial Derivative Instruments (j)(l) (0.1)% (Cost or Premiums, net $(111))		(72)

Other Assets and Liabilities, net 1.7%		2,358

Net Assets 100.0%		$139,004

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security did not produce income within the last twelve months.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Afren PLC	15.000%	04/25/2017	04/30/2015	$1,925	$337	0.24%
Odebrecht Offshore Drilling Finance Ltd.	6.625	10/01/2023	02/20/2014 - 12/19/2014	3,801	1,478	1.06

				$5,726	$1,815	1.30%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$544	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(557)	$544	$544

Total Repurchase Agreements						$(557)	$544	$544

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BRC	(0.850)%	03/13/2017	TBD	(4)	$(686)	$(686)
	(0.750)	03/16/2017	TBD	(4)	(732)	(732)
JML	(1.907)	02/21/2017	04/05/2017		(140)	(140)

Total Reverse Repurchase Agreements						$(1,558)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	53

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(i)	Securities with an aggregate market value of $1,579 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BRC	$0	$(1,418)	$0	$(1,418)	$1,433	$15
JML	0	(140)	0	(140)	146	6
SSB	544	0	0	544	(557)	(13)

Total Borrowings and Other Financing Transactions	$544	$(1,558)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(1,418)	$(1,418)
Sovereign Issues	0	(140)	0	0	(140)

Total Borrowings	$0	$(140)	$0	$(1,418)	$(1,558)

Gross amount of recognized liabilities for reverse repurchase agreements					$(1,558)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(2,740) at a weighted average interest rate of (1.043)%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(4)	Open maturity reverse repurchase agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	Short	06/2017	28	$(10)	$0	$(6)

Total Futures Contracts				$(10)	$0	$(6)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Banco Bilbao Vizcaya Argentaria	1.000%	12/20/2021	1.069%	EUR	1,400	$(4)	$2	$0	$(2)
Santander Inernational Debt	1.000	06/20/2022	1.004		1,200	0	3	0	(1)

						$(4)	$5	$0	$(3)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive(4)	3-Month USD-LIBOR	1.250%	06/21/2022	$15,000	$(631)	$12	$12	$0
Receive(4)	3-Month USD-LIBOR	1.750	06/21/2047	3,700	770	(10)	0	(10)

					$139	$2	$12	$(10)

Total Swap Agreements					$135	$7	$12	$(13)

54	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(k)	Securities with an aggregate market value of $1,229 and cash of $231 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$12	$12	$0	$(6)	$(13)	$(19)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	04/2017		$1,458	EUR	1,352	$0	$(16)
	05/2017	EUR	1,352		$1,460	16	0
GLM	04/2017		1,352		1,425	0	(17)
	04/2017	JPY	22,100		195	0	(4)

Total Forward Foreign Currency Contracts						$16	$(37)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BRC	China Government International Bond	1.000%	06/20/2022	0.827%	$ 1,400	$(13)	$25	$12	$0
CBK	Saudi Arabia Government International Bond	1.000	12/20/2021	0.889	800	2	2	4	0
DUB	Brazil Government International Bond	1.000	12/20/2021	2.050	1,500	(94)	26	0	(68)
GST	Saudi Arabia Government International Bond	1.000	12/20/2021	0.889	1,400	(6)	14	8	0

						$(111)	$67	$24	$(68)

Total Swap Agreements						$(111)	$67	$24	$(68)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BPS	$16	$0	$0	$16	$(16)	$0	$0	$(16)	$0	$0	$0
BRC	0	0	12	12	0	0	0	0	12	0	12
CBK	0	0	4	4	0	0	0	0	4	0	4

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	55

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
DUB	$0	$0	$0	$0	$0	$0	$(68)	$(68)	$(68)	$0	$(68)
GLM	0	0	0	0	(21)	0	0	(21)	(21)	0	(21)
GST	0	0	8	8	0	0	0	0	8	0	8

Total Over the Counter	$16	$0	$24	$40	$(37)	$0	$(68)	$(105)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$12	$12

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16	$0	$16
Swap Agreements	0	24	0	0	0	24

	$0	$24	$0	$16	$0	$40

	$0	$24	$0	$16	$12	$52

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6
Swap Agreements	0	3	0	0	10	13

	$0	$3	$0	$0	$16	$19

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$37	$0	$37
Swap Agreements	0	68	0	0	0	68

	$0	$68	$0	$37	$0	$105

	$0	$71	$0	$37	$16	$124

56	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$35	$35
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$0	$35	$37

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$82	$0	$82
Swap Agreements	0	124	0	0	0	124

	$0	$124	$0	$82	$0	$206

	$0	$126	$0	$82	$35	$243

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(10)	$(10)
Swap Agreements	0	5	0	0	2	7

	$0	$5	$0	$0	$(8)	$(3)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23	$0	$23
Swap Agreements	0	64	0	0	0	64

	$0	$64	$0	$23	$0	$87

	$0	$69	$0	$23	$(8)	$84

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$3,923	$0	$3,923
Austria
Corporate Bonds & Notes	0	891	0	891
Azerbaijan
Corporate Bonds & Notes	0	1,697	0	1,697
Barbados
Corporate Bonds & Notes	0	537	0	537
Bermuda
Corporate Bonds & Notes	0	5,826	0	5,826
Brazil
Corporate Bonds & Notes	0	8,443	0	8,443
Canada
Corporate Bonds & Notes	0	828	0	828
Cayman Islands
Corporate Bonds & Notes	0	7,433	0	7,433
Chile
Corporate Bonds & Notes	0	2,709	0	2,709
China
Corporate Bonds & Notes	0	2,998	0	2,998
Colombia
Common Stocks	252	0	0	252
Corporate Bonds & Notes	0	2,999	0	2,999
Germany
Corporate Bonds & Notes	0	1,026	0	1,026
Ghana
Sovereign Issues	0	835	0	835
Guatemala
Corporate Bonds & Notes	0	326	0	326
Hong Kong
Corporate Bonds & Notes	0	2,332	0	2,332
India
Corporate Bonds & Notes	0	3,299	0	3,299

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Indonesia
Corporate Bonds & Notes	$0	$1,055	$0	$1,055
Ireland
Corporate Bonds & Notes	0	1,690	0	1,690
Isle of Man
Corporate Bonds & Notes	0	529	0	529
Israel
Corporate Bonds & Notes	0	1,249	0	1,249
Jordan
Sovereign Issues	0	786	0	786
Kazakhstan
Corporate Bonds & Notes	0	682	0	682
Kuwait
Sovereign Issues	0	1,612	0	1,612
Luxembourg
Corporate Bonds & Notes	0	6,976	0	6,976
Malaysia
Corporate Bonds & Notes	0	1,707	0	1,707
Mauritius
Corporate Bonds & Notes	0	3,490	0	3,490
Mexico
Corporate Bonds & Notes	0	4,184	29	4,213
Morocco
Corporate Bonds & Notes	0	1,187	0	1,187
Netherlands
Corporate Bonds & Notes	0	5,373	0	5,373
Loan Participations and Assignments	0	0	464	464
Panama
Corporate Bonds & Notes	0	1,192	0	1,192
Peru
Corporate Bonds & Notes	0	1,724	0	1,724
Philippines
Corporate Bonds & Notes	0	825	0	825

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	57

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

March 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Qatar
Corporate Bonds & Notes	$0	$669	$0	$669
Sovereign Issues	0	545	0	545
Russia
Corporate Bonds & Notes	0	1,224	0	1,224
Singapore
Corporate Bonds & Notes	0	4,072	0	4,072
South Africa
Corporate Bonds & Notes	0	3,399	0	3,399
South Korea
Corporate Bonds & Notes	0	1,022	0	1,022
Supranational
Corporate Bonds & Notes	0	519	0	519
Sweden
Corporate Bonds & Notes	0	211	0	211
Thailand
Corporate Bonds & Notes	0	4,812	0	4,812
Turkey
Corporate Bonds & Notes	0	5,239	0	5,239
United Arab Emirates
Corporate Bonds & Notes	0	4,247	0	4,247
United Kingdom
Corporate Bonds & Notes	0	2,560	337	2,897
United States
Corporate Bonds & Notes	0	4,070	0	4,070
U.S. Treasury Obligations	0	11,694	0	11,694
Virgin Islands (British)
Corporate Bonds & Notes	0	8,589	0	8,589

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Short-Term Instruments
Repurchase Agreements	$0	$544	$0	$544
Argentina Treasury Bills	0	98	0	98

	$252	$133,877	$830	$134,959

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,759	$0	$0	$1,759

Total Investments	$2,011	$133,877	$830	$136,718

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	12	0	12
Over the counter	0	40	0	40

	$0	$52	$0	$52

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(6)	(13)	0	(19)
Over the counter	0	(105)	0	(105)

	$(6)	$(118)	$0	$(124)

Total Financial Derivative Instruments	$(6)	$(66)	$0	$(72)

Totals	$2,005	$133,811	$830	$136,646

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

58	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Currency Fund

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.3%

ARGENTINA 3.0%

SOVEREIGN ISSUES 3.0%
Argentine Government International Bond
6.250% due 04/22/2019		$4,850	$5,134
8.750% due 06/02/2017		58,700	59,639
15.500% due 10/17/2026	ARS	23,715	1,631
16.000% due 10/17/2023		229,239	15,810
18.200% due 10/03/2021		542,700	37,914

Total Argentina (Cost $116,880)			120,128

BERMUDA 0.2%

CORPORATE BONDS & NOTES 0.2%
CBQ Finance Ltd.
3.375% due 04/11/2017		$7,100	7,118

Total Bermuda (Cost $7,103)			7,118

BRAZIL 23.1%

CORPORATE BONDS & NOTES 2.6%
Banco do Brasil S.A.
6.000% due 01/22/2020		$5,000	5,338
Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		400	398
Caixa Economica Federal
2.375% due 11/06/2017		6,200	6,216
4.500% due 10/03/2018		12,750	13,056
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		5,475	5,807
Itau Unibanco Holding S.A.
2.850% due 05/26/2018		22,200	22,367
5.750% due 01/22/2021 (g)		500	536
Petrobras Global Finance BV
3.000% due 01/15/2019		2,960	2,964
4.028% due 03/17/2020		2,000	2,058
4.875% due 03/17/2020		2,200	2,262
5.750% due 01/20/2020		6,000	6,315
5.875% due 03/01/2018		2,200	2,264
6.125% due 01/17/2022		7,100	7,462
7.875% due 03/15/2019		500	545
8.375% due 05/23/2021		23,100	26,190

			103,778

SOVEREIGN ISSUES 20.5%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	34,600	37,465
6.369% due 06/16/2018		$22,020	23,031
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2017 (b)	BRL	1,182,600	368,229
0.000% due 01/01/2018 (b)		936,530	279,037
0.000% due 07/01/2018 (b)		338,000	96,461
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2017 (d)		5,667	1,807
10.000% due 01/01/2027		68,200	21,770

			827,800

Total Brazil (Cost $910,721)			931,578

CANADA 0.1%

CORPORATE BONDS & NOTES 0.1%
Harvest Operations Corp.
2.125% due 05/14/2018		$2,600	2,605

Total Canada (Cost $2,604)			2,605

CAYMAN ISLANDS 1.9%

CORPORATE BONDS & NOTES 1.9%
Alibaba Group Holding Ltd.
1.574% due 11/28/2017		$7,400	7,398

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.625% due 11/28/2017		$21,300	$21,300
Anstock Ltd.
2.125% due 07/24/2017		7,200	7,197
Baidu, Inc.
2.250% due 11/28/2017		800	803
3.250% due 08/06/2018		4,000	4,062
Braskem Finance Ltd.
7.250% due 06/05/2018		3,892	4,111
DP World Sukuk Ltd.
6.250% due 07/02/2017		3,000	3,038
Hutchison Whampoa International Ltd.
1.625% due 10/31/2017		400	400
Interoceanica Finance Ltd.
0.000% due 11/30/2018 (b)		3,852	3,775
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		1,144	631
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (e)		3,019	1,132
6.750% due 10/01/2023 (e)		1,158	434
Pemex Finance Ltd.
9.150% due 11/15/2018		3,938	4,153
10.610% due 08/15/2017		31	32
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018 (b)		6,870	6,733
QNB Finance Ltd.
2.452% due 05/20/2018		4,900	4,930
Tencent Holdings Ltd.
2.000% due 05/02/2017		5,700	5,701

Total Cayman Islands (Cost $76,704)			75,830

CHILE 0.7%

CORPORATE BONDS & NOTES 0.7%
Banco de Credito e Inversiones
3.000% due 09/13/2017		$3,000	3,014
Banco del Estado de Chile
2.000% due 11/09/2017		16,500	16,468
Banco Santander Chile
1.915% due 04/11/2017		9,900	9,902
Itau CorpBanca
3.875% due 09/22/2019		700	723

Total Chile (Cost $30,163)			30,107

CHINA 3.6%

CORPORATE BONDS & NOTES 3.2%
Agricultural Bank of China Ltd.
1.962% due 05/21/2018		$25,700	25,773
CNPC General Capital Ltd.
1.947% due 11/25/2017		1,500	1,504
Sinopec Capital Ltd.
1.875% due 04/24/2018		4,584	4,576
Sinopec Group Overseas Development Ltd.
1.750% due 04/10/2017		10,000	10,001
1.750% due 09/29/2019		3,300	3,250
1.790% due 04/10/2017		82,250	82,252
2.500% due 10/17/2018		1,400	1,408

			128,764

SOVEREIGN ISSUES 0.4%
China Development Bank Corp.
5.840% due 01/03/2019	CNY	2,160	325
China Government International Bond
2.480% due 12/01/2020		5,000	686
3.290% due 04/18/2020		5,140	751
3.380% due 05/23/2023		700	103
4.080% due 08/22/2023		700	107
Export-Import Bank of China
3.350% due 06/18/2017		100,000	14,493

			16,465

Total China (Cost $147,300)			145,229

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COLOMBIA 0.4%

CORPORATE BONDS & NOTES 0.4%
Ecopetrol S.A.
4.250% due 09/18/2018		$10,000	$10,315
7.625% due 07/23/2019		5,135	5,713

			16,028

SOVEREIGN ISSUES 0.0%
Bogota Distrito Capital
9.750% due 07/26/2028	COP	60,000	22
Colombia Government International Bond
7.375% due 03/18/2019		$700	773
Colombian TES
7.000% due 05/04/2022	COP	1,816,000	656

			1,451

Total Colombia (Cost $17,766)			17,479

CROATIA 0.5%

SOVEREIGN ISSUES 0.5%
Croatia Government International Bond
6.250% due 04/27/2017		$8,880	8,903
6.750% due 11/05/2019		10,835	11,812

Total Croatia (Cost $20,524)			20,715

CZECH REPUBLIC 5.0%

SOVEREIGN ISSUES 5.0%
Czech Republic Government International Bond
0.000% due 11/09/2017 (b)	CZK	250,000	9,937
0.060% due 12/09/2020		2,500,000	99,981
0.850% due 03/17/2018		755,300	30,296
1.200% due 07/23/2017		1,587,800	63,343

Total Czech Republic (Cost $208,831)			203,557

EL SALVADOR 0.1%

SOVEREIGN ISSUES 0.1%
El Salvador Government International Bond
7.375% due 12/01/2019		$3,700	3,816

Total El Salvador (Cost $3,938)			3,816

GERMANY 0.5%

CORPORATE BONDS & NOTES 0.5%
Deutsche Bank AG
2.475% due 01/18/2019		$400	403
4.250% due 10/14/2021		19,100	19,593

Total Germany (Cost $19,521)			19,996

HONG KONG 0.9%

CORPORATE BONDS & NOTES 0.9%
AIA Group Ltd.
1.750% due 03/13/2018		$18,800	18,756
China Shenhua Overseas Capital Co. Ltd.
2.500% due 01/20/2018		4,600	4,618
CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020		1,900	1,895
CNOOC Finance Ltd.
1.750% due 05/09/2018		950	947
CNOOC Nexen Finance ULC
1.625% due 04/30/2017		6,400	6,401
CNPC General Capital Ltd.
1.950% due 04/16/2018		850	850
2.750% due 05/14/2019		1,400	1,415

Total Hong Kong (Cost $34,870)			34,882

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	59

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIA 1.0%

CORPORATE BONDS & NOTES 0.3%
Indian Railway Finance Corp. Ltd.
3.417% due 10/10/2017		$9,150	$9,213
State Bank of India
4.125% due 08/01/2017		3,900	3,927

			13,140

SOVEREIGN ISSUES 0.7%
Export-Import Bank of India
4.000% due 08/07/2017		27,450	27,653

Total India (Cost $40,719)			40,793

INDONESIA 2.0%

CORPORATE BONDS & NOTES 1.3%
Bank Negara Indonesia Persero Tbk PT
4.125% due 04/27/2017		$15,810	15,828
Majapahit Holding BV
7.250% due 06/28/2017		20,445	20,711
7.750% due 01/20/2020		1,250	1,413
8.000% due 08/07/2019		13,620	15,322

			53,274

SOVEREIGN ISSUES 0.7%
Indonesia Government International Bond
6.875% due 01/17/2018		3,700	3,852
11.625% due 03/04/2019		13,600	16,100
Lembaga Pembiayaan Ekspor Indonesia
3.750% due 04/26/2017		10,068	10,081

			30,033

Total Indonesia (Cost $82,834)			83,307

IRELAND 0.0%

CORPORATE BONDS & NOTES 0.0%
Vnesheconombank Via VEB Finance PLC
3.035% due 02/21/2018	EUR	1,700	1,851

Total Ireland (Cost $1,835)			1,851

JAPAN 0.3%

CORPORATE BONDS & NOTES 0.3%
Sumitomo Mitsui Banking Corp.
1.695% due 10/19/2018		$13,450	13,490

Total Japan (Cost $13,450)			13,490

KAZAKHSTAN 1.8%

CORPORATE BONDS & NOTES 1.8%
Intergas Finance BV
6.375% due 05/14/2017		$10,928	10,991
KazMunayGas National Co. JSC
9.125% due 07/02/2018		19,850	21,410
Samruk-Energy JSC
3.750% due 12/20/2017		41,900	41,976

Total Kazakhstan (Cost $73,961)			74,377

LUXEMBOURG 3.1%

CORPORATE BONDS & NOTES 3.1%
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020		$700	712
5.338% due 09/25/2020	GBP	200	271
5.999% due 01/23/2021		$2,280	2,468
8.146% due 04/11/2018		31,200	33,064
9.250% due 04/23/2019		22,125	24,854

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		$12,800	$13,064
6.299% due 05/15/2017		7,020	7,058
7.750% due 05/29/2018		9,700	10,281
Sberbank of Russia Via SB Capital S.A.
5.180% due 06/28/2019		11,300	11,905
Severstal OAO Via Steel Capital S.A.
4.450% due 03/19/2018		5,510	5,618
6.700% due 10/25/2017		16,430	16,861
VTB Bank OJSC Via VTB Capital S.A.
6.000% due 04/12/2017		280	280

Total Luxembourg (Cost $124,673)			126,436

MALAYSIA 0.0%

SOVEREIGN ISSUES 0.0%
Export-Import Bank of Malaysia Bhd.
2.875% due 12/14/2017		$400	402

Total Malaysia (Cost $403)			402

MEXICO 1.7%

CORPORATE BONDS & NOTES 1.7%
America Movil S.A.B. de C.V.
6.000% due 06/09/2019	MXN	232,400	12,046
6.450% due 12/05/2022		140,400	7,064
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		$630	0
Petroleos Mexicanos
3.044% due 07/18/2018		14,200	14,448
5.750% due 03/01/2018		33,819	34,935

Total Mexico (Cost $78,126)			68,493

NETHERLANDS 0.8%

CORPORATE BONDS & NOTES 0.6%
ING Bank NV
2.286% due 03/22/2019		$24,500	24,842
Waha Aerospace BV
3.925% due 07/28/2020		182	187

			25,029

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%
Petroleo Netherland BV
3.287% due 04/25/2019		8,437	8,259

Total Netherlands (Cost $32,661)			33,288

PERU 0.7%

CORPORATE BONDS & NOTES 0.2%
BBVA Banco Continental S.A.
3.250% due 04/08/2018		$6,700	6,802

SOVEREIGN ISSUES 0.5%
Fondo MIVIVIENDA S.A.
7.000% due 02/14/2024	PEN	59,800	18,616

Total Peru (Cost $24,926)			25,418

QATAR 0.0%

SOVEREIGN ISSUES 0.0%
Qatar Government International Bond
5.250% due 01/20/2020		$600	647
6.550% due 04/09/2019		600	654

Total Qatar (Cost $1,300)			1,301

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RUSSIA 0.0%

SOVEREIGN ISSUES 0.0%
Russia Government International Bond
7.600% due 04/14/2021	RUB	3,500	$62

Total Russia (Cost $114)			62

SERBIA 0.2%

SOVEREIGN ISSUES 0.2%
Serbia Government International Bond
4.875% due 02/25/2020		$5,000	5,192
5.250% due 11/21/2017		4,000	4,084

Total Serbia (Cost $9,223)			9,276

SOUTH AFRICA 0.2%

CORPORATE BONDS & NOTES 0.2%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020 (g)		$7,560	7,976

Total South Africa (Cost $7,899)			7,976

SOUTH KOREA 2.5%

CORPORATE BONDS & NOTES 0.7%
GS Caltex Corp.
5.500% due 04/24/2017		$4,800	4,809
Hyundai Capital Services, Inc.
3.500% due 09/13/2017		10,340	10,419
Industrial Bank of Korea
2.375% due 07/17/2017		400	401
KEB Hana Bank
2.000% due 04/02/2018		698	698
3.125% due 06/26/2017		4,050	4,063
3.500% due 10/25/2017		5,506	5,562
KT Corp.
1.750% due 04/22/2017		900	900
SK Broadband Co. Ltd.
2.875% due 10/29/2018		950	958

			27,810

SOVEREIGN ISSUES 1.8%
Korea Development Bank
3.500% due 08/22/2017		700	705
3.875% due 05/04/2017		1,000	1,002
Korea Expressway Corp.
1.625% due 04/28/2017		2,300	2,300
1.875% due 10/22/2017		400	400
Korea Hydro & Nuclear Power Co. Ltd.
1.830% due 05/22/2017		37,000	36,992
2.875% due 10/02/2018		700	708
Korea Land & Housing Corp.
1.875% due 08/02/2017		7,450	7,449
Korea National Oil Corp.
1.753% due 03/27/2020		19,000	19,031
Korea Resources Corp.
2.125% due 05/02/2018		2,330	2,335
Korea Western Power Co. Ltd.
3.125% due 05/10/2017		3,000	3,003

			73,925

Total South Korea (Cost $101,717)			101,735

SRI LANKA 0.3%

SOVEREIGN ISSUES 0.3%
Sri Lanka Government International Bond
5.125% due 04/11/2019		$13,300	13,645

Total Sri Lanka (Cost $13,417)			13,645

60	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TANZANIA 0.3%

SOVEREIGN ISSUES 0.3%
Tanzania Government International Bond
7.421% due 03/09/2020	$9,533	$10,098

Total Tanzania (Cost $9,813)		10,098

THAILAND 0.2%

CORPORATE BONDS & NOTES 0.2%
Bangkok Bank PCL
2.750% due 03/27/2018	$650	654
Siam Commercial Bank PCL
3.375% due 09/19/2017	7,500	7,543

Total Thailand (Cost $8,201)		8,197

TURKEY 2.5%

CORPORATE BONDS & NOTES 0.0%
Hazine Mustesarligi Varlik Kiralama A/S
2.803% due 03/26/2018	$400	399
4.557% due 10/10/2018	200	204

		603

SOVEREIGN ISSUES 2.5%
Export Credit Bank of Turkey
5.875% due 04/24/2019	68,300	70,867
Turkey Government International Bond
6.750% due 04/03/2018	800	832
7.500% due 07/14/2017	22,000	22,370
7.500% due 11/07/2019	5,000	5,483

		99,552

Total Turkey (Cost $99,834)		100,155

UNITED ARAB EMIRATES 0.2%

CORPORATE BONDS & NOTES 0.2%
Dolphin Energy Ltd.
5.888% due 06/15/2019	$7,230	7,581

Total United Arab Emirates (Cost $7,596)		7,581

UNITED KINGDOM 0.1%

CORPORATE BONDS & NOTES 0.1%
Afren PLC
15.000% due 04/25/2017 ^(e)	$13,145	2,300

Total United Kingdom (Cost $13,132)		2,300

UNITED STATES 5.4%

ASSET-BACKED SECURITIES 0.7%
AFC Home Equity Loan Trust
1.558% due 02/25/2029	$159	137
Bear Stearns Asset-Backed Securities Trust
3.041% due 07/25/2036	127	121
Citigroup Mortgage Loan Trust, Inc.
1.042% due 07/25/2045	131	93
Countrywide Asset-Backed Certificates Trust
1.132% due 03/25/2047	500	471
Credit-Based Asset Servicing and Securitization LLC
0.898% due 07/25/2037	46	29
Educational Funding Co. LLC
1.288% due 10/25/2029	1,683	1,653
GE-WMC Mortgage Securities Trust
1.022% due 08/25/2036	35	20
GSAA Trust
1.282% due 05/25/2047	362	285
GSAMP Trust
1.052% due 12/25/2036	119	65

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSI Asset Loan Obligation Trust
1.042% due 12/25/2036		$47	$18
HSI Asset Securitization Corp. Trust
1.122% due 01/25/2037		1,771	1,305
JPMorgan Mortgage Acquisition Trust
1.092% due 08/25/2036		2,991	1,802
Lehman XS Trust
6.160% due 01/25/2036		3,502	2,767
MASTR Asset-Backed Securities Trust
1.032% due 01/25/2037		217	86
1.202% due 11/25/2036		1,734	1,158
Morgan Stanley Mortgage Loan Trust
1.212% due 02/25/2037		315	163
5.988% due 11/25/2036		1,444	670
New Century Home Equity Loan Trust
1.162% due 05/25/2036		425	363
RAAC Trust
1.332% due 02/25/2046		14,518	13,999
Securitized Asset-Backed Receivables LLC Trust
1.042% due 12/25/2036 ^		304	102
1.062% due 11/25/2036 ^		222	82
1.272% due 12/25/2035		1,368	1,248
Soundview Home Loan Trust
1.332% due 03/25/2036		1,800	1,537
Vericrest Opportunity Loan Trust
4.250% due 03/26/2046		506	509
Wells Fargo Home Equity Asset-Backed Securities Trust
1.302% due 03/25/2037		1,500	1,141

			29,824

CORPORATE BONDS & NOTES 2.8%
AbbVie, Inc.
1.800% due 05/14/2018		14,300	14,319
AT&T, Inc.
1.617% due 01/15/2020		7,500	7,552
Bank of America Corp.
4.382% due 10/21/2025	MXN	35,000	2,150
6.875% due 04/25/2018		$9,900	10,420
Bank of America N.A.
1.750% due 06/05/2018		10,000	10,027
CIT Group, Inc.
4.250% due 08/15/2017		23,425	23,659
DISH DBS Corp.
4.250% due 04/01/2018		1,100	1,121
4.625% due 07/15/2017		1,300	1,311
International Lease Finance Corp.
6.250% due 05/15/2019		1,300	1,401
8.250% due 12/15/2020		300	355
Morgan Stanley
1.842% due 02/14/2020		15,100	15,137
Navient Corp.
6.500% due 06/15/2022		2,300	2,323
OneMain Financial Holdings LLC
6.750% due 12/15/2019		100	105
Rio Oil Finance Trust
9.250% due 07/06/2024		1,727	1,758
9.750% due 01/06/2027		1,596	1,616
Santander Holdings USA, Inc.
2.504% due 11/24/2017		6,000	6,040
Springleaf Finance Corp.
6.900% due 12/15/2017		400	412
Tennessee Gas Pipeline Co. LLC
7.500% due 04/01/2017		2,000	2,000
Volkswagen Group of America Finance LLC
1.250% due 05/23/2017		800	799
1.423% due 05/23/2017		9,800	9,803
1.650% due 05/22/2018		400	399

			112,707

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%
American Home Mortgage Investment Trust
1.382% due 03/25/2046		3,514	2,945

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Mortgage Trust
3.172% due 07/25/2034	$137	$139
BCAP LLC Trust
2.512% due 05/26/2037	6,155	5,117
Countrywide Alternative Loan Trust
1.142% due 09/25/2047	1,826	1,711
1.332% due 05/25/2036 ^	2,368	1,203
2.998% due 10/25/2035 ^	71	59
Countrywide Home Loan Mortgage Pass-Through Trust
3.076% due 04/20/2035	719	717
3.179% due 02/20/2036 ^	153	127
Credit Suisse First Boston Mortgage Securities Corp.
2.910% due 06/25/2033	660	654
GSMPS Mortgage Loan Trust
1.332% due 01/25/2036	320	270
Structured Adjustable Rate Mortgage Loan Trust
3.235% due 07/25/2034	1,442	1,436
Structured Asset Mortgage Investments Trust
1.132% due 02/25/2037	2,868	2,376
1.378% due 04/19/2035	1,316	1,242
Thornburg Mortgage Securities Trust
2.994% due 06/25/2047 ^	1,108	996
WaMu Mortgage Pass-Through Certificates Trust
1.352% due 05/25/2034	369	329
2.980% due 03/25/2037	255	250

		19,571

U.S. GOVERNMENT AGENCIES 0.0%
Fannie Mae
1.814% due 06/01/2043 - 07/01/2044	255	260
2.771% due 11/01/2035	26	27
2.919% due 09/01/2035	68	73
3.019% due 08/01/2035	18	19
3.028% due 10/01/2035	13	14
3.080% due 09/01/2035	25	26
3.412% due 11/01/2035	132	141
Freddie Mac
1.262% due 09/25/2031	133	131
2.969% due 08/01/2035	10	11
5.000% due 10/01/2033 - 12/01/2041	1,178	1,292

		1,994

U.S. TREASURY OBLIGATIONS 1.4%
U.S. Treasury Bonds
2.500% due 02/15/2046 (i)(k)	64,700	57,977

Total United States (Cost $227,458)		222,073

VIRGIN ISLANDS (BRITISH) 1.4%

CORPORATE BONDS & NOTES 1.4%
Cheung Kong Infrastructure Finance BVI Ltd.
1.852% due 06/20/2017	$7,700	7,695
GTL Trade Finance, Inc.
7.250% due 10/20/2017	11,850	12,158
Rosneft Finance S.A.
7.875% due 03/13/2018	36,441	38,283

Total Virgin Islands (British) (Cost $57,934)		58,136

SHORT-TERM INSTRUMENTS 25.6%

CERTIFICATES OF DEPOSIT 1.9%
Barclays Bank PLC
1.906% due 09/08/2017	$24,700	24,756
Credit Suisse AG
1.920% due 09/12/2017	24,700	24,759
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017	27,400	27,474

		76,989

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	61

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 2.0%
Bell Canada
1.210% due 05/18/2017	$5,000	$4,992
1.220% due 05/15/2017	10,000	9,986
1.220% due 05/16/2017	5,000	4,993
Entergy Corp.
1.445% due 05/18/2017	9,750	9,732
Humana, Inc.
1.117% due 04/04/2017	5,000	4,999
1.168% due 04/05/2017	3,000	3,000
1.188% due 04/03/2017	2,650	2,650
Marriott International
1.158% due 04/17/2017	4,750	4,747
Mondelez International, Inc.
1.098% due 05/22/2017	6,750	6,737
1.118% due 05/12/2017	9,600	9,586
ONEOK Partners LP
1.422% due 04/03/2017	4,750	4,750
1.473% due 04/03/2017	5,000	5,000
Schlumberger Holdings
1.230% due 05/18/2017	2,500	2,496
1.230% due 05/23/2017	2,500	2,496
Sempra Energy Holdings
1.512% due 08/21/2017	5,000	4,971

		81,135

REPURCHASE AGREEMENTS (f) 0.2%
		7,860

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 1.3%
3.000% due 04/17/2017 (b)(c)		$52,500	$52,438

CZECH REPUBLIC TREASURY BILLS 2.0%
(1.347)% due 06/30/2017 - 09/29/2017 (a)(b)	CZK	2,022,000	80,138

JAPAN TREASURY BILLS 14.1%
(0.371)% due 04/06/2017 - 04/10/2017 (a)(b)	JPY	63,560,000	570,929

MEXICO TREASURY BILLS 3.1%
6.801% due 08/17/2017 - 01/04/2018 (a)(b)	MXN	2,387,300	124,053

U.S. TREASURY BILLS 1.0%
0.747% due 04/20/2017 - 04/27/2017 (a)(b)(k)		$38,444	38,428

Total Short-Term Instruments (Cost $1,003,533)			1,031,970

Total Investments in Securities (Cost $3,631,684)			3,655,400

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 11.2%

SHORT-TERM INSTRUMENTS 11.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.2%
PIMCO Short-Term Floating NAV Portfolio III	45,709,692	$451,886

Total Short-Term Instruments (Cost $451,876)		451,886

Total Investments in Affiliates (Cost $451,876)		451,886

Total Investments 101.5% (Cost $4,083,560)		$4,107,286

Financial Derivative Instruments (h)(j) 1.6% (Cost or Premiums, net $(8,972))		65,598

Other Assets and Liabilities, net (3.1)%		(127,194)

Net Assets 100.0%		$4,045,690

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Afren PLC	15.000%	04/25/2017	04/30/2015	$13,132	$2,300	0.06%
Odebrecht Offshore Drilling Finance Ltd.	6.625	10/01/2023	06/25/2015 - 09/21/2015	1,441	1,132	0.03
Odebrecht Offshore Drilling Finance Ltd.	6.750	10/01/2023	06/25/2015 - 09/22/2015	776	434	0.01

				$15,349	$3,866	0.10%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$7,860	U.S. Treasury Notes 1.625% due 12/31/2019(2)	$(8,021)	$7,860	$7,860

Total Repurchase Agreements						$(8,021)	$7,860	$7,860

62	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
JML	(0.250)%	03/22/2017	04/04/2017	$(4,074)	$(4,074)
	(0.650)	03/22/2017	06/20/2017	(532)	(532)
	(0.250)	04/04/2017	06/20/2017	(3,645)	(3,645)

Total Reverse Repurchase Agreements					$(8,251)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Freddie Mac, TBA	5.000%	04/01/2047	$13,000	$(14,154)	$(14,156)
Freddie Mac, TBA	6.000	04/01/2047	2,000	(2,260)	(2,259)

Total Short Sales				$(16,414)	$(16,415)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(g)	Securities with an aggregate market value of $8,132 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
JML	$0	$(8,251)	$0	$(8,251)	$8,132	$(119)
SSB	7,860	0	0	7,860	(8,021)	(161)

Total Borrowings and Other Financing Transactions	$7,860	$(8,251)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(4,074)	$(532)	$0	$(4,606)

Total Borrowings	$0	$(4,074)	$(532)	$0	$(4,606)

Gross amount of recognized liabilities for reverse repurchase agreements(5)					$(4,606)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(36,463) at a weighted average interest rate of (0.016%). Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(5)	Unsettled reverse repurchase agreements liability of $(3,645) is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	Long	06/2017	217	$135	$47	$0

Total Futures Contracts				$135	$47	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	63

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Airbus Group Finance BV	1.000%	12/20/2017	0.130%	EUR 2,000	$14	$0	$0	$0
Volkswagen International Finance NV	1.000	12/20/2017	0.223	1,200	8	1	0	0

					$22	$1	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Year BRL-CDI	11.360%	07/03/2017	BRL	1,287,900	$(134)	$(55)	$0	$(13)
Pay	1-Year BRL-CDI	10.590	01/02/2018		929,500	(827)	(427)	44	(17)
Pay	1-Year BRL-CDI	12.120	01/02/2018		221,700	802	612	0	(6)
Pay	1-Year BRL-CDI	13.000	01/02/2018		441,200	(995)	(1,627)	13	0
Pay	1-Year BRL-CDI	13.730	01/02/2018		21,200	(148)	(103)	1	0
Pay	1-Year BRL-CDI	15.500	01/02/2018		62,200	(1,068)	(324)	2	0
Pay	1-Year BRL-CDI	9.500	01/02/2019		251,200	(39)	(79)	0	(11)
Pay	1-Year BRL-CDI	11.610	01/02/2019		173,000	(1,379)	(1,156)	8	0
Pay	1-Year BRL-CDI	12.150	01/02/2019		178,800	(1,610)	(1,430)	8	0
Pay	1-Year BRL-CDI	15.960	01/02/2019		197,700	6,436	2,550	0	(10)
Pay	1-Year BRL-CDI	12.055	01/04/2021		28,900	362	367	0	(2)
Pay	1-Year BRL-CDI	12.230	01/04/2021		23,300	348	349	0	(2)
Pay	1-Year BRL-CDI	12.850	01/04/2021		49,180	1,200	716	0	(4)
Pay	1-Year BRL-CDI	10.240	01/02/2025		84,200	310	223	1	(15)
Pay	1-Year BRL-CDI	11.260	01/02/2025		35,000	555	248	0	(7)
Pay	1-Year BRL-CDI	11.680	01/02/2025		21,700	442	430	0	(4)
Pay	1-Year BRL-CDI	12.285	01/02/2025		67,500	1,609	1,394	0	(15)
Receive	3-Month USD-LIBOR	1.500	12/16/2017	$	480,600	(2,501)	(210)	21	0
Receive	3-Month USD-LIBOR	1.100	01/11/2018		1,221,800	1,936	1,490	49	0
Receive	3-Month USD-LIBOR	1.750	12/21/2026		13,900	739	110	0	(24)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		51,900	(987)	447	0	(87)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		1,200	42	94	0	(2)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		2,100	190	361	0	(3)
Pay	3-Month ZAR-JIBAR	8.000	03/15/2022	ZAR	40,100	42	36	0	(6)
Receive	28-Day MXN-TIIE	6.240	02/01/2021	MXN	484,200	841	1,601	0	(35)

						$6,166	$5,617	$147	$(263)

Total Swap Agreements						$6,188	$5,618	$147	$(263)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(i)	Securities with an aggregate market value of $7,808 and cash of $4,972 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(4)		Total	Market Value	Variation Margin Liability(4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$47	$153	$200	$0	$0	$(266)	$(266)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Unsettled variation margin asset of $6 and liability of $(3) for closed swap agreements is outstanding at period end.

64	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	INR	567,261		$8,459	$0	$(284)
	04/2017	RUB	45,516		786	0	(20)
	04/2017		$8,928	INR	602,908	365	0
	04/2017		28,710	MXN	628,000	4,791	0
	05/2017		191,909	CNY	1,337,703	1,633	0
	05/2017		18,753	RUB	1,122,128	954	0
	06/2017		39,416	COP	119,026,799	1,615	0
	06/2017		25,316	TWD	772,739	227	0
	07/2017	CNH	171,477		$25,117	338	0
	07/2017		$6,133	ILS	22,226	21	0
	08/2017		4,077	TRY	15,253	0	(36)
BPS	04/2017	BRL	199,647		$57,257	6	(6,521)
	04/2017	EUR	37,521		39,874	0	(153)
	04/2017		$63,703	BRL	199,647	422	(353)
	04/2017		25,718	EUR	23,846	0	(279)
	05/2017	EUR	23,846		$25,751	280	0
	06/2017		$2,744	PEN	9,151	50	0
	06/2017		43,220	PHP	2,194,491	273	0
	07/2017	BRL	138,000		$46,920	3,746	0
	08/2017	MXN	890,818		44,595	0	(2,025)
	01/2018	BRL	147,300		40,798	0	(3,713)
BRC	04/2017		$1,558	RON	6,545	0	(24)
	04/2017		83,177	RUB	4,844,033	2,556	0
	07/2017		28,835	ILS	104,409	72	0
CBK	04/2017	BRL	61,507		$19,413	0	(234)
	04/2017	JPY	68,490,000		594,522	0	(20,795)
	04/2017		$19,637	BRL	61,507	10	0
	04/2017		88,963	MXN	1,834,599	8,828	0
	06/2017		9,936	CLP	6,677,724	153	0
	06/2017		66,712	IDR	899,478,684	408	0
	06/2017		394,158	KRW	445,872,045	5,157	0
	06/2017		19,943	RUB	1,299,885	2,815	0
	07/2017		54,665	BRL	196,329	6,757	0
	08/2017		9,353	TRY	35,421	31	0
	12/2017		69,950	CNH	493,634	623	0
DUB	04/2017	BRL	373,675		$117,582	0	(1,780)
	04/2017		$118,486	BRL	373,675	953	(77)
	04/2017		4,899	COP	14,344,272	76	0
	04/2017		48,436	ILS	182,765	2,016	0
	05/2017		116,846	BRL	373,675	1,730	0
	05/2017		7,006	CNY	48,869	64	0
	05/2017		209,645	PLN	841,887	2,580	0
	06/2017	IDR	109,738,641		$8,097	0	(92)
	06/2017		$63,806	IDR	863,426,855	624	0
	07/2017	CNH	14,060		$2,075	43	0
	07/2017		$125,005	BRL	526,180	39,612	0
	01/2018	BRL	346,068		$96,141	0	(8,423)
	01/2018		$14,323	BRL	58,888	3,435	0
FBF	04/2017	BRL	17,143		$5,411	0	(65)
	04/2017		$5,425	BRL	17,143	51	0
	04/2017		38,848	JPY	4,400,000	677	0
	05/2017		25,924	RUB	1,560,000	1,473	0
	06/2017		140,237	TWD	4,284,928	1,403	0
	07/2017	BRL	72,500		$20,089	0	(2,593)
	01/2018		43,850		8,770	0	(4,453)
GLM	04/2017	CAD	637		478	0	(1)
	04/2017	JPY	25,800		227	0	(5)
	04/2017		$14,495	EUR	13,675	93	0
	04/2017		11,843	GBP	9,531	98	0
	04/2017		98,845	MXN	2,050,844	10,473	0
	05/2017	GBP	9,531		$11,851	0	(98)
	05/2017		$91,207	RUB	5,348,724	2,729	0
	05/2017		75,572	ZAR	1,040,600	1,577	0
	06/2017	CZK	442,000		$17,772	126	0
	07/2017	BRL	665,100		175,026	0	(33,051)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	65

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2017		$8,957	PEN	30,557	$328	$0
	01/2018	BRL	420,000		$112,194	0	(14,720)
	01/2018	MXN	199,400		9,737	0	(485)
HUS	04/2017	CZK	7,270		292	4	0
	04/2017	MXN	17,121		893	0	(20)
	04/2017		$16,328	COP	47,799,567	252	0
	04/2017		5,728	INR	394,089	346	0
	04/2017		99,248	MXN	2,050,844	10,070	0
	05/2017	PLN	2,013		$509	2	0
	05/2017		$72,245	CNY	504,154	698	0
	05/2017	ZAR	46,899		$3,485	8	0
	06/2017	HKD	14,220		1,834	1	0
	06/2017	THB	14,666		423	0	(4)
	06/2017		$4,613	COP	14,002,797	214	0
	06/2017		34,463	PEN	114,932	639	0
	06/2017		111,774	THB	3,903,708	1,765	0
	07/2017	CZK	483,500		$19,387	45	0
	08/2017	TRY	1,122		298	1	0
	12/2017	CNH	21,091		2,893	0	(123)
IND	04/2017	BRL	191,200		54,738	0	(6,336)
	04/2017		$60,346	BRL	191,200	729	0
JPM	04/2017	BRL	614,100		$187,301	0	(8,860)
	04/2017	CHF	484		479	0	(4)
	04/2017	INR	795,047		11,566	0	(689)
	04/2017	JPY	11,340,000		96,662	0	(5,204)
	04/2017	MXN	5,855		306	0	(6)
	04/2017		$186,662	BRL	614,100	9,499	0
	04/2017		15,169	CZK	381,665	0	(68)
	04/2017		56,816	INR	3,957,874	4,189	0
	04/2017		58,895	MXN	1,214,376	5,836	0
	04/2017		1,330	RON	5,578	0	(22)
	04/2017		14,183	RUB	831,625	535	0
	05/2017		85,799		5,002,181	2,050	0
	06/2017	CZK	641,000		$25,753	162	0
	06/2017	IDR	108,532,257		8,011	0	(88)
	06/2017		$21,671	IDR	292,125,080	128	0
	06/2017		56,033	MYR	252,317	580	0
	07/2017	BRL	413,600		$124,996	4,646	(9,045)
	08/2017	CZK	326,000		12,928	0	(144)
	09/2017		613,000		24,803	159	0
	07/2018	BRL	295,000		85,248	0	(1,318)
MSB	04/2017		68,914		21,990	0	(23)
	04/2017	GBP	9,531		11,953	12	0
	04/2017		$21,750	BRL	68,914	263	0
	04/2017		25,347	RUB	1,452,450	360	0
	06/2017		293,577	SGD	413,305	2,064	0
	11/2017	CZK	250,000		$10,087	4	0
	12/2017	CNH	183,920		25,428	0	(866)
NAB	05/2017	EUR	51,959		55,614	114	0
SCX	04/2017	BRL	160,593		50,720	6	(584)
	04/2017		$51,513	BRL	160,593	13	(229)
	04/2017		8,804	INR	616,632	701	0
	04/2017		6,946	RON	29,209	0	(99)
	05/2017		2,334	BRL	7,332	0	(8)
	05/2017		38,012	CNY	265,000	329	0
	05/2017		27,046	HUF	7,699,041	0	(405)
	05/2017		17,137	PLN	68,691	179	0
	06/2017		78,656	THB	2,759,258	1,596	0
SOG	04/2017	CZK	107,491		$4,206	0	(47)
	04/2017		$9,727	ILS	36,002	211	0
	04/2017		189,909	JPY	21,590,000	4,056	0
	05/2017		49,250	CNY	344,208	551	0
	06/2017		36,195	CLP	24,146,364	286	0
	08/2017		7,666	PEN	25,401	56	0
	08/2017		119,555	TRY	457,684	1,705	0
	03/2018	CZK	767,130		$31,420	177	0
TOR	06/2017		$20,559	CLP	13,735,545	193	0
	07/2017	BRL	374,746		$98,604	0	(18,636)

66	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2017	MXN	1,297,082		$64,650	$0	$(3,232)
UAG	04/2017	EUR	51,959		55,820	390	0
	04/2017	JPY	9,760,000		83,159	0	(4,514)
	04/2017		$257,347	INR	17,707,592	15,590	0
	05/2017	CNH	52,211		$7,571	0	0
	05/2017		$46,221	CNH	319,525	110	0
	05/2017		30,678	CNY	214,033	289	0
	06/2017		31,723	IDR	429,351,907	316	0
	06/2017		89,206	MYR	401,829	953	0
	07/2017	BRL	393,400		$134,549	11,473	0
	07/2017	CNH	347,449		50,913	705	0
	07/2017	CZK	604,300		25,349	1,172	0
	07/2017		$75,650	BRL	348,141	33,267	0
	12/2017	CNH	566,044		$77,732	0	(3,193)

Total Forward Foreign Currency Contracts						$231,991	$(164,047)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.620%	12/18/2017	$	3,200	$2	$7

Total Purchased Options								$2	$7

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus RUB	RUB	58.300	04/21/2017	$	1,000	$(9)	$(34)
	Call - OTC USD versus RUB		65.000	04/21/2017		1,000	(12)	0
CBK	Call - OTC USD versus RUB		88.000	06/05/2017		44,318	(1,330)	(2)
FBF	Call - OTC USD versus BRL	BRL	4.000	12/11/2017		22,400	(883)	(172)
	Call - OTC USD versus BRL		6.300	01/11/2018		48,705	(2,681)	(24)
	Call - OTC USD versus BRL		5.500	03/01/2018		24,484	(1,677)	(41)
HUS	Put - OTC USD versus MXN	MXN	19.675	04/06/2017		27,700	(242)	(1,383)
	Put - OTC USD versus RUB	RUB	58.300	04/21/2017		31,200	(385)	(1,075)
	Call - OTC USD versus RUB		65.000	04/21/2017		31,200	(266)	(3)
JPM	Call - OTC USD versus BRL	BRL	4.000	12/11/2017		13,900	(552)	(107)
SOG	Call - OTC USD versus RUB	RUB	60.500	05/23/2017		13,800	(133)	(67)
	Call - OTC USD versus RUB		80.000	06/05/2017		23,000	(466)	(2)

							$(8,636)	$(2,910)

Total Written Options							$(8,636)	$(2,910)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
Notional Amount in $		$570,019		$828,806		$(301,893)	$	(609,605)	$	(204,620)	$	282,707
Notional Amount in EUR	EUR	0	EUR	57,300	EUR	0	EUR	(42,800)	EUR	(14,500)	EUR	0
Notional Amount in GBP	GBP	0	GBP	18,400	GBP	0	GBP	(18,400)	GBP	0	GBP	0
Premiums		$(12,260)		$(10,289)		$4,153	$	7,152	$	2,608	$	(8,636)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	12/20/2017	0.260%	$	3,100	$(14)	$32	$18	$0
	Colombia Government International Bond	1.000	06/20/2019	0.507		1,300	(3)	18	15	0
	South Africa Government International Bond	1.000	12/20/2017	0.319		9,400	(125)	175	50	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	67

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Mexico Government International Bond	1.000%	06/20/2017	0.176%	$	2,300	$11	$(6)	$5	$0
	Mexico Government International Bond	1.000	06/20/2018	0.318		2,800	21	3	24	0
BRC	Colombia Government International Bond	1.000	06/20/2019	0.507		4,400	19	30	49	0
	Russia Government International Bond	1.000	06/20/2017	0.238		7,100	(42)	57	15	0
	South Africa Government International Bond	1.000	12/20/2017	0.319		7,100	(108)	146	38	0
DUB	Colombia Government International Bond	1.000	06/20/2019	0.507		11,100	(27)	151	124	0
GST	Chile Government International Bond	1.000	09/20/2020	0.456		7,000	19	113	132	0
	Colombia Government International Bond	1.000	12/20/2017	0.260		6,500	(39)	77	38	0
	Colombia Government International Bond	1.000	06/20/2019	0.507		4,100	20	26	46	0
	Russia Government International Bond	1.000	12/20/2017	0.211		7,200	(120)	164	44	0
HUS	Mexico Government International Bond	1.000	06/20/2017	0.176		8,200	40	(22)	18	0
SCX	Nigeria Government International Bond	5.000	09/20/2017	5.076		4,100	10	(3)	7	0

							$(338)	$961	$623	$0

Total Swap Agreements							$(338)	$961	$623	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(k)	Securities with an aggregate market value of $75,050 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$9,944	$0	$83	$10,027	$(340)	$(34)	$0	$(374)	$9,653	$(9,430)	$223
BPS	4,777	0	29	4,806	(13,044)	0	0	(13,044)	(8,238)	9,215	977
BRC	2,628	0	102	2,730	(24)	0	0	(24)	2,706	(2,920)	(214)
CBK	24,782	7	0	24,789	(21,029)	(2)	0	(21,031)	3,758	(6,536)	(2,778)
DUB	51,133	0	124	51,257	(10,372)	0	0	(10,372)	40,885	(54,499)	(13,614)
FBF	3,604	0	0	3,604	(7,111)	(237)	0	(7,348)	(3,744)	3,368	(376)
GLM	15,424	0	0	15,424	(48,360)	0	0	(48,360)	(32,936)	33,613	677
GST	0	0	260	260	0	0	0	0	260	(270)	(10)
HUS	14,045	0	18	14,063	(147)	(2,461)	0	(2,608)	11,455	(11,780)	(325)
IND	729	0	0	729	(6,336)	0	0	(6,336)	(5,607)	6,344	737
JPM	27,784	0	0	27,784	(25,448)	(107)	0	(25,555)	2,229	(4,720)	(2,491)
MSB	2,703	0	0	2,703	(889)	0	0	(889)	1,814	(2,140)	(326)
NAB	114	0	0	114	0	0	0	0	114	0	114
SCX	2,824	0	7	2,831	(1,325)	0	0	(1,325)	1,506	(5,671)	(4,165)
SOG	7,042	0	0	7,042	(47)	(69)	0	(116)	6,926	(7,730)	(804)
TOR	193	0	0	193	(21,868)	0	0	(21,868)	(21,675)	22,511	836
UAG	64,265	0	0	64,265	(7,707)	0	0	(7,707)	56,558	(56,633)	(75)

Total Over the Counter	$231,991	$7	$623	$232,621	$(164,047)	$(2,910)	$0	$(166,957)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

68	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$47	$47
Swap Agreements	0	0	0	0	153	153

	$0	$0	$0	$0	$200	$200

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$231,991	$0	$231,991
Purchased Options	0	0	0	0	7	7
Swap Agreements	0	623	0	0	0	623

	$0	$623	$0	$231,991	$7	$232,621

	$0	$623	$0	$231,991	$207	$232,821

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$266	$266

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$164,047	$0	$164,047
Written Options	0	0	0	2,910	0	2,910

	$0	$0	$0	$166,957	$0	$166,957

	$0	$0	$0	$166,957	$266	$167,223

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,708)	$(1,708)
Swap Agreements	0	14	0	0	(6,551)	(6,537)

	$0	$14	$0	$0	$(8,259)	$(8,245)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$160,192	$0	$160,192
Purchased Options	0	0	0	(250)	378	128
Written Options	0	0	0	9,931	0	9,931
Swap Agreements	0	2,273	0	0	123	2,396

	$0	$2,273	$0	$169,873	$501	$172,647

	$0	$2,287	$0	$169,873	$(7,758)	$164,402

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$136	$136
Swap Agreements	0	0	0	0	23,680	23,680

	$0	$0	$0	$0	$23,816	$23,816

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(199,780)	$0	$(199,780)
Purchased Options	0	0	0	325	4	329
Written Options	0	0	0	4,055	0	4,055
Swap Agreements	0	(325)	0	0	7,003	6,678

	$0	$(325)	$0	$(195,400)	$7,007	$(188,718)

	$0	$(325)	$0	$(195,400)	$30,823	$(164,902)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	69

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$120,128	$0	$120,128
Bermuda
Corporate Bonds & Notes	0	7,118	0	7,118
Brazil
Corporate Bonds & Notes	0	103,778	0	103,778
Sovereign Issues	0	827,800	0	827,800
Canada
Corporate Bonds & Notes	0	2,605	0	2,605
Cayman Islands
Corporate Bonds & Notes	0	72,055	3,775	75,830
Chile
Corporate Bonds & Notes	0	30,107	0	30,107
China
Corporate Bonds & Notes	0	128,764	0	128,764
Sovereign Issues	0	16,465	0	16,465
Colombia
Corporate Bonds & Notes	0	16,028	0	16,028
Sovereign Issues	0	1,451	0	1,451
Croatia
Sovereign Issues	0	20,715	0	20,715
Czech Republic
Sovereign Issues	0	203,557	0	203,557
El Salvador
Sovereign Issues	0	3,816	0	3,816
Germany
Corporate Bonds & Notes	0	19,996	0	19,996
Hong Kong
Corporate Bonds & Notes	0	34,882	0	34,882
India
Corporate Bonds & Notes	0	13,140	0	13,140
Sovereign Issues	0	27,653	0	27,653
Indonesia
Corporate Bonds & Notes	0	53,274	0	53,274
Sovereign Issues	0	30,033	0	30,033
Ireland
Corporate Bonds & Notes	0	1,851	0	1,851
Japan
Corporate Bonds & Notes	0	13,490	0	13,490
Kazakhstan
Corporate Bonds & Notes	0	74,377	0	74,377
Luxembourg
Corporate Bonds & Notes	0	126,436	0	126,436
Malaysia
Sovereign Issues	0	402	0	402
Mexico
Corporate Bonds & Notes	0	68,493	0	68,493
Netherlands
Corporate Bonds & Notes	0	25,029	0	25,029
Loan Participations and Assignments	0	0	8,259	8,259
Peru
Corporate Bonds & Notes	0	6,802	0	6,802
Sovereign Issues	0	18,616	0	18,616
Qatar
Sovereign Issues	0	1,301	0	1,301
Russia
Sovereign Issues	0	62	0	62
Serbia
Sovereign Issues	0	9,276	0	9,276
South Africa
Corporate Bonds & Notes	0	7,976	0	7,976
South Korea
Corporate Bonds & Notes	0	27,810	0	27,810
Sovereign Issues	0	73,925	0	73,925

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Sri Lanka
Sovereign Issues	$0	$13,645	$0	$13,645
Tanzania
Sovereign Issues	0	10,098	0	10,098
Thailand
Corporate Bonds & Notes	0	8,197	0	8,197
Turkey
Corporate Bonds & Notes	0	603	0	603
Sovereign Issues	0	99,552	0	99,552
United Arab Emirates
Corporate Bonds & Notes	0	7,581	0	7,581
United Kingdom
Corporate Bonds & Notes	0	0	2,300	2,300
United States
Asset-Backed Securities	0	29,824	0	29,824
Corporate Bonds & Notes	0	112,707	0	112,707
Non-Agency Mortgage-Backed Securities	0	19,571	0	19,571
U.S. Government Agencies	0	1,994	0	1,994
U.S. Treasury Obligations	0	57,977	0	57,977
Virgin Islands (British)
Corporate Bonds & Notes	0	58,136	0	58,136
Short-Term Instruments
Certificates of Deposit	0	76,989	0	76,989
Commercial Paper	0	81,135	0	81,135
Repurchase Agreements	0	7,860	0	7,860
Argentina Treasury Bills	0	52,438	0	52,438
Czech Republic Treasury Bills	0	80,138	0	80,138
Japan Treasury Bills	0	570,929	0	570,929
Mexico Treasury Bills	0	124,053	0	124,053
U.S. Treasury Bills	0	38,428	0	38,428

	$0	$3,641,066	$14,334	$3,655,400

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$451,886	$0	$0	$451,886

Total Investments	$451,886	$3,641,066	$14,334	$4,107,286

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(16,415)	$0	$(16,415)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	47	147	0	194
Over the counter	0	232,621	0	232,621

	$47	$232,768	$0	$232,815

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(263)	0	(263)
Over the counter	0	(166,957)	0	(166,957)

	$0	$(167,220)	$0	$(167,220)

Total Financial Derivative Instruments	$47	$65,548	$0	$65,595

Totals	$451,933	$3,690,199	$14,334	$4,156,466

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

70	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Full Spectrum Bond Fund

March 31, 2017

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
		$567

Total Short-Term Instruments (Cost $567)		567

Total Investments in Securities (Cost $567)		567

	SHARES
INVESTMENTS IN AFFILIATES 99.9%

UNITED STATES 98.9%

MUTUAL FUNDS (a) 98.9%
PIMCO Emerging Local Bond Fund	24,950,021	183,882
PIMCO Emerging Markets Bond Fund	9,332,569	97,339

	SHARES	MARKET VALUE (000S)
PIMCO Emerging Markets Corporate Bond Fund	7,766,971	$82,174

Total United States (Cost $373,653)		363,395

SHORT-TERM INSTRUMENTS 1.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.0%
PIMCO Short-Term Floating NAV Portfolio III	367,712	3,635

Total Short-Term Instruments (Cost $3,635)		3,635

Total Investments in Affiliates (Cost $377,288)		367,030

Total Investments 100.1% (Cost $377,855)		$367,597

Other Assets and Liabilities, net (0.1)%		(229)

Net Assets 100.0%		$367,368

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$567	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(578)	$567	$567

Total Repurchase Agreements						$(578)	$567	$567

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$567	$0	$0	$567	$(578)	$(11)

Total Borrowings and Other Financing Transactions	$567	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	71

Schedule of Investments PIMCO Emerging Markets Full Spectrum Bond Fund (Cont.)

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$567	$0	$567

	$0	$567	$0	$567

Investments in Affiliates, at Value
United States
Mutual Funds	363,395	0	0	363,395

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,635	$0	$0	$3,635

	$367,030	$0	$0	$367,030

Total Investments	$367,030	$567	$0	$367,597

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

72	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged)

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 121.3%

AUSTRALIA 0.3%

CORPORATE BONDS & NOTES 0.1%
National Australia Bank Ltd.
2.250% due 03/16/2021		$1,400	$1,393

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
Puma SE
2.530% due 05/13/2045	AUD	2,846	2,171

Total Australia (Cost $4,089)			3,564

BELGIUM 0.4%

CORPORATE BONDS & NOTES 0.4%
KBC Bank NV
8.000% due 01/25/2023		$4,400	4,617

Total Belgium (Cost $4,570)			4,617

BRAZIL 0.6%

CORPORATE BONDS & NOTES 0.6%
Petrobras Global Finance BV
4.375% due 05/20/2023		$1,700	1,615
7.375% due 01/17/2027		800	848
8.375% due 05/23/2021		3,700	4,195

Total Brazil (Cost $5,757)			6,658

CANADA 6.6%

CORPORATE BONDS & NOTES 0.7%
Bank of Nova Scotia
1.875% due 04/26/2021		$4,500	4,414
Royal Bank of Canada
2.300% due 03/22/2021		3,200	3,205

			7,619

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%
Canadian Mortgage Pools
1.011% due 06/01/2020	CAD	1,578	1,180
1.211% due 07/01/2020		3,986	2,992
1.211% due 08/01/2020		1,392	1,045

			5,217

SOVEREIGN ISSUES 5.4%
Canada Government International Bond
1.500% due 12/01/2044 (e)(i)		1,232	1,119
Canada Housing Trust
2.900% due 06/15/2024 (i)		1,700	1,367
3.150% due 09/15/2023 (i)		2,700	2,202
Province of Alberta
1.250% due 06/01/2020 (i)		6,300	4,728
2.350% due 06/01/2025 (i)		6,500	4,908
Province of British Columbia
2.300% due 06/18/2026 (i)		7,700	5,797
Province of Ontario
2.500% due 04/27/2026		$4,200	4,109
2.600% due 06/02/2025 (i)	CAD	16,700	12,884
3.150% due 06/02/2022		25,100	20,188
Province of Quebec
2.500% due 09/01/2026 (i)		200	152
5.000% due 12/01/2038		3,200	3,092

			60,546

Total Canada (Cost $79,951)			73,382

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 4.0%

ASSET-BACKED SECURITIES 4.0%
ACAS CLO Ltd.
2.165% due 01/15/2027		$5,600	$5,600
2.215% due 07/18/2026		2,800	2,806
Blue Hill CLO Ltd.
2.203% due 01/15/2026		2,800	2,803
Bowman Park CLO Ltd.
2.233% due 11/23/2025		2,800	2,801
Hillmark Funding Ltd.
1.302% due 05/21/2021		1,229	1,227
Jamestown CLO Ltd.
0.000% due 01/17/2027 (b)		4,000	4,000
Nelder Grove CLO Ltd.
2.300% due 08/28/2026		2,800	2,803
Northwoods Capital Ltd.
0.000% due 11/04/2025 (b)		5,600	5,600
Oak Hill Credit Partners Ltd.
0.000% due 07/20/2026		5,500	5,503
Octagon Investment Partners Ltd.
2.069% due 04/15/2026		2,800	2,797
Staniford Street CLO Ltd.
2.311% due 06/15/2025		3,100	3,100
Symphony CLO LP
2.110% due 01/09/2023		2,170	2,176
THL Credit Wind River CLO Ltd.
2.290% due 04/18/2026		4,300	4,303

Total Cayman Islands (Cost $45,464)			45,519

DENMARK 11.1%

CORPORATE BONDS & NOTES 10.5%
BRFkredit A/S
4.000% due 01/01/2018	DKK	235,200	34,881
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2017		20,400	2,961
2.000% due 10/01/2047		12,923	1,815
2.500% due 10/01/2037		1,963	293
2.500% due 10/01/2047		2,424	354
Nykredit Realkredit A/S
1.000% due 07/01/2017		43,400	6,247
1.000% due 10/01/2017		130,400	18,866
2.000% due 10/01/2017		20,500	2,976
2.000% due 10/01/2037		18,027	2,633
2.000% due 10/01/2047		15,698	2,204
2.500% due 10/01/2037		35,398	5,281
2.500% due 10/01/2047		100,359	14,639
Realkredit Danmark A/S
2.000% due 01/01/2018		78,800	11,512
2.000% due 10/01/2037		13,414	1,957
2.000% due 10/01/2047		35,997	5,059
2.500% due 10/01/2037		3,262	487
2.500% due 10/01/2047		47,554	6,958

			119,123

SOVEREIGN ISSUES 0.6%
Denmark Government International Bond
3.000% due 11/15/2021		44,100	7,278

Total Denmark (Cost $130,923)			126,401

FRANCE 4.6%

CORPORATE BONDS & NOTES 1.3%
Dexia Credit Local S.A.
1.875% due 09/15/2021		$6,400	6,177
2.250% due 02/18/2020		6,000	5,990
SFR Group S.A.
7.375% due 05/01/2026		2,200	2,274

			14,441

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.3%
France Government International Bond
1.250% due 05/25/2036 (i)	EUR	15,700	$15,610
3.250% due 05/25/2045 (i)		16,300	22,186

			37,796

Total France (Cost $52,369)			52,237

GERMANY 0.6%

CORPORATE BONDS & NOTES 0.6%
Deutsche Bank AG
1.350% due 05/30/2017		$1,100	1,100
4.250% due 10/14/2021		5,600	5,744

Total Germany (Cost $6,700)			6,844

GREECE 0.2%

SOVEREIGN ISSUES 0.2%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	275,000	2,377

Total Greece (Cost $2,371)			2,377

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,200	1,206

Total Guernsey, Channel Islands (Cost $1,197)			1,206

IRELAND 0.2%

CORPORATE BONDS & NOTES 0.2%
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		$1,700	1,688
2.400% due 09/23/2021		800	784

Total Ireland (Cost $2,478)			2,472

ITALY 2.7%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
Casa D’este Finance SRL
0.020% due 09/15/2040	EUR	1,176	1,252
Giovecca Mortgages SRL
0.271% due 04/23/2048		191	204

			1,456

SOVEREIGN ISSUES 2.6%
Italy Buoni Poliennali Del Tesoro
2.150% due 11/12/2017 (e)(i)		4,522	4,915
2.450% due 09/01/2033 (i)		14,100	14,531
2.700% due 03/01/2047 (i)		5,200	4,973
2.800% due 03/01/2067 (i)		3,000	2,692
3.250% due 09/01/2046 (i)		2,000	2,142

			29,253

Total Italy (Cost $34,158)			30,709

JAPAN 14.2%

CORPORATE BONDS & NOTES 0.7%
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		$1,200	1,211
Sumitomo Mitsui Financial Group, Inc.
2.786% due 03/09/2021		6,400	6,610

			7,821

SOVEREIGN ISSUES 13.5%
Development Bank of Japan, Inc.
1.625% due 09/01/2021		4,000	3,859

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	73

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Japan Bank for International Cooperation
2.000% due 11/04/2021		$2,300	$2,246
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		5,200	5,120
Japan Government International Bond
0.500% due 09/20/2046	JPY	1,070,000	8,788
1.400% due 09/20/2034		12,540,000	129,752
1.600% due 03/20/2033		2,000	21
Tokyo Metropolitan Government
2.000% due 05/17/2021		$2,600	2,539

			152,325

Total Japan (Cost $146,129)			160,146

JERSEY, CHANNEL ISLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%
UBS Group Funding Jersey Ltd.
4.125% due 04/15/2026		$3,100	3,157

Total Jersey, Channel Islands (Cost $3,094)			3,157

KUWAIT 0.8%

SOVEREIGN ISSUES 0.8%
Kuwait International Government Bond
2.750% due 03/20/2022		$2,300	2,306
3.500% due 03/20/2027		7,200	7,286

Total Kuwait (Cost $9,416)			9,592

LUXEMBOURG 0.0%

ASSET-BACKED SECURITIES 0.0%
Penta CLO S.A.
0.000% due 06/04/2024	EUR	110	118

Total Luxembourg (Cost $149)			118

NETHERLANDS 2.3%

ASSET-BACKED SECURITIES 0.6%
Carlyle Global Market Strategies Euro CLO Ltd.
0.690% due 08/15/2027	EUR	4,500	4,807
Chapel BV
0.332% due 11/17/2064		283	299
Highlander Euro CDO BV
0.000% due 05/01/2023		1,250	1,331
Panther CDO BV
0.082% due 10/15/2084		576	615

			7,052

CORPORATE BONDS & NOTES 1.7%
Bank Nederlandse Gemeenten NV
4.750% due 03/06/2023	AUD	3,000	2,496
Cooperatieve Rabobank UA
2.500% due 01/19/2021		$4,050	4,056
ING Bank NV
2.625% due 12/05/2022		9,050	9,042
ING Groep NV
2.302% due 03/29/2022		1,800	1,804
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	EUR	1,200	1,446
Vonovia Finance BV
5.000% due 10/02/2023		$500	530

			19,374

Total Netherlands (Cost $26,645)			26,426

NORWAY 0.9%

CORPORATE BONDS & NOTES 0.8%
DNB Bank ASA
2.375% due 06/02/2021		$1,400	1,385

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DNB Boligkreditt A/S
2.500% due 03/28/2022		$2,800	$2,797
Eksportfinans ASA
1.570% due 02/14/2018	JPY	500,000	4,537

			8,719

SOVEREIGN ISSUES 0.1%
Kommunalbanken A/S
4.500% due 07/18/2022	AUD	1,900	1,561

Total Norway (Cost $11,272)			10,280

POLAND 0.4%

SOVEREIGN ISSUES 0.4%
Poland Government International Bond
2.250% due 04/25/2022	PLN	16,600	4,066
3.250% due 07/25/2025		300	75

Total Poland (Cost $4,201)			4,141

PORTUGAL 0.2%

CORPORATE BONDS & NOTES 0.2%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	4,400	1,396
4.750% due 01/15/2018 ^		1,500	476

Total Portugal (Cost $6,688)			1,872

QATAR 0.1%

SOVEREIGN ISSUES 0.1%
Qatar Government International Bond
4.625% due 06/02/2046		$1,200	1,233

Total Qatar (Cost $1,172)			1,233

SAUDI ARABIA 1.1%

SOVEREIGN ISSUES 1.1%
Saudi Government International Bond
2.375% due 10/26/2021		$11,200	11,011
3.250% due 10/26/2026		1,000	974

Total Saudi Arabia (Cost $12,085)			11,985

SLOVENIA 2.8%

SOVEREIGN ISSUES 2.8%
Slovenia Government International Bond
4.125% due 02/18/2019		$5,900	6,123
5.250% due 02/18/2024		17,300	19,458
5.500% due 10/26/2022		200	225
5.850% due 05/10/2023		4,800	5,521

Total Slovenia (Cost $29,619)			31,327

SOUTH KOREA 0.1%

SOVEREIGN ISSUES 0.1%
Korea Hydro & Nuclear Power Co. Ltd.
1.830% due 05/22/2017		$1,600	1,600

Total South Korea (Cost $1,600)			1,600

SPAIN 1.3%

CORPORATE BONDS & NOTES 0.1%
Banco Popular Espanol S.A.
8.250% due 04/10/2020 (f)	EUR	800	786

SOVEREIGN ISSUES 1.2%
Autonomous Community of Catalonia
4.750% due 06/04/2018		1,100	1,227
4.900% due 09/15/2021		1,400	1,584
4.950% due 02/11/2020 (i)		3,300	3,776

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Autonomous Community of Madrid
4.300% due 09/15/2026	EUR	3,400	$4,401
4.688% due 03/12/2020		1,000	1,210
Spain Government International Bond
0.750% due 07/30/2021		1,100	1,200

			13,398

Total Spain (Cost $14,810)			14,184

SUPRANATIONAL 1.0%

CORPORATE BONDS & NOTES 1.0%
Asian Development Bank
0.500% due 03/24/2020	AUD	2,100	1,505
4.625% due 03/06/2019	NZD	13,000	9,459

Total Supranational (Cost $12,220)			10,964

SWEDEN 1.7%

CORPORATE BONDS & NOTES 1.7%
Stadshypotek AB
2.500% due 09/18/2019	SEK	72,000	8,541
2.500% due 04/05/2022 (b)		$2,200	2,198
Svenska Handelsbanken AB
2.302% due 03/30/2021		3,900	3,982
Swedbank Hypotek AB
3.750% due 12/20/2017	SEK	40,700	4,682

Total Sweden (Cost $21,657)			19,403

SWITZERLAND 0.7%

CORPORATE BONDS & NOTES 0.5%
Credit Suisse AG
3.000% due 10/29/2021		$1,200	1,212
6.500% due 08/08/2023		3,800	4,181

			5,393

SOVEREIGN ISSUES 0.2%

SWITZERLAND GOVERNMENT INTERNATIONAL BOND
3.500% due 04/08/2033	CHF	1,400	2,145

Total Switzerland (Cost $7,387)			7,538

UNITED KINGDOM 9.5%

CORPORATE BONDS & NOTES 4.5%
Barclays Bank PLC
7.625% due 11/21/2022		$4,400	4,820
7.750% due 04/10/2023		5,338	5,621
Barclays PLC
6.500% due 09/15/2019 (f)	EUR	3,085	3,353
7.000% due 09/15/2019 (f)	GBP	1,700	2,127
8.250% due 12/15/2018 (f)		$1,200	1,264
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	800	1,128
Frontier Finance PLC
8.000% due 03/23/2022		2,400	3,001
HSBC Holdings PLC
3.346% due 03/08/2021		$1,300	1,370
5.100% due 04/05/2021		2,300	2,502
6.500% due 05/20/2024	GBP	1,800	2,922
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)		1,700	2,328
7.875% due 06/27/2029 (f)		400	558
Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	2,641	2,920
Santander UK Group Holdings PLC
2.875% due 10/16/2020		$1,200	1,204
3.125% due 01/08/2021		1,200	1,207
7.375% due 06/24/2022 (f)	GBP	1,000	1,314
Severn Trent Utilities Finance PLC
6.250% due 06/07/2029		500	900

74	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tesco PLC
5.000% due 03/24/2023	GBP	600	$832
6.125% due 02/24/2022		3,300	4,771
Tesco Property Finance PLC
5.411% due 07/13/2044		836	1,066
Virgin Media Secured Finance PLC
4.875% due 01/15/2027		600	759
5.000% due 04/15/2027		1,300	1,647
Virgin Money PLC
2.250% due 04/21/2020		2,200	2,822

			50,436

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.4%
Business Mortgage Finance PLC
2.358% due 02/15/2041		2,667	3,268
EuroMASTR PLC
0.544% due 06/15/2040		347	414
Eurosail PLC
1.294% due 06/13/2045		2,520	3,015
Paragon Mortgages PLC
0.718% due 05/15/2041		494	595
Preferred Residential Securities PLC
1.094% due 12/15/2042		795	861
RMAC Securities PLC
1.270% due 06/12/2044		$298	285
Southern Pacific Financing PLC
0.947% due 12/10/2042	GBP	456	514
Towd Point Mortgage Funding PLC
1.556% due 02/20/2054		4,426	5,563
Uropa Securities PLC
0.547% due 06/10/2059		787	939
0.697% due 06/10/2059		182	196
0.897% due 06/10/2059		142	155
1.097% due 06/10/2059		152	160

			15,965

SOVEREIGN ISSUES 3.6%
United Kingdom Gilt
3.250% due 01/22/2044 (i)		4,200	6,918
3.500% due 01/22/2045 (i)		3,200	5,536
4.250% due 12/07/2040 (i)		13,100	24,401
4.750% due 12/07/2030 (i)		200	357
4.750% due 12/07/2038 (i)		2,100	4,088

			41,300

Total United Kingdom (Cost $109,433)			107,701

UNITED STATES 31.4%

ASSET-BACKED SECURITIES 2.2%
ACE Securities Corp. Home Equity Loan Trust
1.452% due 10/25/2035		$2,000	1,898
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.852% due 07/25/2034		642	599
Amortizing Residential Collateral Trust
1.562% due 07/25/2032		8	7
1.682% due 10/25/2031		2	2
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.802% due 02/25/2034		348	322
Bear Stearns Asset-Backed Securities Trust
1.382% due 09/25/2046		1,213	1,063
CIT Group Home Equity Loan Trust
1.320% due 06/25/2033		36	35
Citigroup Mortgage Loan Trust, Inc.
1.042% due 07/25/2045		1,027	728
1.052% due 05/25/2037		154	115
Countrywide Asset-Backed Certificates
1.018% due 12/25/2031 ^		9	7
1.322% due 12/25/2036 ^		94	48
1.957% due 06/25/2035		99	99

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse First Boston Mortgage Securities Corp.
1.602% due 01/25/2032	$2	$2
Credit-Based Asset Servicing and Securitization LLC
0.898% due 07/25/2037	202	128
Home Equity Asset Trust
1.582% due 11/25/2032	1	1
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^	421	161
Lehman XS Trust
1.132% due 04/25/2037 ^	820	649
Merrill Lynch Mortgage Investors Trust
1.062% due 09/25/2037	199	75
1.102% due 02/25/2037	48	24
1.482% due 06/25/2036	531	522
Morgan Stanley ABS Capital, Inc. Trust
1.032% due 07/25/2036	111	50
1.927% due 06/25/2034	1,036	997
Morgan Stanley Home Equity Loan Trust
1.332% due 04/25/2037	1,637	1,065
Morgan Stanley Mortgage Loan Trust
1.342% due 04/25/2037	523	253
5.919% due 09/25/2046 ^	1,895	910
Navient Private Education Loan Trust
1.612% due 09/16/2024	1,293	1,296
OneMain Financial Issuance Trust
2.470% due 09/18/2024	2,681	2,689
People’s Choice Home Loan Securities Trust
2.332% due 01/25/2035	2,000	1,816
Popular ABS Mortgage Pass-Through Trust
1.292% due 06/25/2047 ^	1,769	1,342
Renaissance Home Equity Loan Trust
1.482% due 12/25/2033	353	333
Residential Asset Mortgage Products Trust
1.747% due 06/25/2035	1,319	1,306
Residential Asset Securities Corp. Trust
1.482% due 07/25/2032 ^	21	20
Securitized Asset-Backed Receivables LLC Trust
1.032% due 12/25/2036	40	23
1.042% due 12/25/2036 ^	34	11
1.112% due 05/25/2037 ^	546	429
SG Mortgage Securities Trust
1.132% due 10/25/2036	1,800	1,406
Soundview Home Loan Trust
1.042% due 11/25/2036	35	15
1.112% due 12/25/2036	715	706
1.232% due 08/25/2037	3,000	2,466
Structured Asset Investment Loan Trust
1.342% due 10/25/2035	473	467
Structured Asset Securities Corp. Mortgage Loan Trust
2.284% due 04/25/2035	241	230
Washington Mutual Asset-Backed Certificates Trust
1.042% due 10/25/2036	54	26

		24,341

CORPORATE BONDS & NOTES 5.3%
AbbVie, Inc.
2.300% due 05/14/2021	2,600	2,570
American International Group, Inc.
3.900% due 04/01/2026	4,200	4,215
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021	1,400	1,412
3.300% due 02/01/2023	1,200	1,223
Aviation Capital Group Corp.
7.125% due 10/15/2020	300	344
Brixmor Operating Partnership LP
4.125% due 06/15/2026	2,700	2,722
Celgene Corp.
2.300% due 08/15/2018	1,400	1,411
CenturyLink, Inc.
6.000% due 04/01/2017	2,800	2,800

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Charter Communications Operating LLC
4.464% due 07/23/2022	$600	$633
4.908% due 07/23/2025	2,200	2,327
6.384% due 10/23/2035	4,200	4,789
Citigroup, Inc.
2.032% due 06/07/2019	2,400	2,423
2.650% due 10/26/2020	1,700	1,712
Emera U.S. Finance LP
2.700% due 06/15/2021	3,100	3,085
Ford Motor Credit Co. LLC
5.875% due 08/02/2021	800	890
JPMorgan Chase & Co.
2.550% due 03/01/2021	2,900	2,902
Kinder Morgan, Inc.
5.000% due 02/15/2021	600	641
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^	14,600	983
MUFG Americas Holdings Corp.
3.000% due 02/10/2025	3,800	3,679
OneMain Financial Holdings LLC
6.750% due 12/15/2019	400	420
Oracle Corp.
1.900% due 09/15/2021	1,200	1,180
Pricoa Global Funding
2.200% due 06/03/2021	2,500	2,466
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	800	863
6.250% due 03/15/2022	200	222
Santander Holdings USA, Inc.
2.504% due 11/24/2017	800	805
Southern Co.
2.950% due 07/01/2023	3,200	3,119
Ventas Realty LP
3.125% due 06/15/2023	1,500	1,482
Verizon Communications, Inc.
5.250% due 03/16/2037	3,000	3,108
Wells Fargo & Co.
2.153% due 01/24/2023	2,800	2,833
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	1,600	1,607
3.550% due 04/01/2025	1,500	1,486

		60,352

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%
Energy Future Intermediate Holding Co. LLC
4.304% due 06/30/2017	2,500	2,502

MUNICIPAL BONDS & NOTES 0.2%
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	800	924
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	425	425
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	100	134
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	500	571

		2,054

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.4%
Adjustable Rate Mortgage Trust
3.362% due 09/25/2035	218	182
3.956% due 07/25/2035	281	274
Ally Financial, Inc.
2.500% due 12/15/2017 (g)	5,000	4,987
American Home Mortgage Assets Trust
1.172% due 09/25/2046 ^	1,330	1,096

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	75

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Home Mortgage Investment Trust
2.862% due 09/25/2045	$297	$295
Banc of America Funding Trust
3.395% due 11/20/2034	840	801
3.500% due 01/20/2047 ^	232	203
3.551% due 10/20/2046 ^	979	731
5.500% due 09/25/2035	1,390	1,471
5.750% due 11/25/2035	550	569
6.000% due 08/25/2036 ^	287	281
Banc of America Mortgage Trust
3.129% due 07/25/2035	105	98
3.226% due 09/25/2035 ^	279	268
5.500% due 11/25/2035 ^	164	160
BCAP LLC Trust
1.354% due 01/26/2047	905	810
3.222% due 02/26/2036	214	214
5.250% due 02/26/2036	1,240	1,043
5.250% due 08/26/2037	1,000	1,032
Bear Stearns Adjustable Rate Mortgage Trust
2.820% due 08/25/2035	158	158
2.935% due 02/25/2033	5	5
3.081% due 05/25/2034	118	111
3.111% due 05/25/2033	66	66
3.113% due 10/25/2035	3	3
3.204% due 10/25/2033	137	138
3.249% due 11/25/2034	1,059	875
3.288% due 02/25/2036 ^	476	405
3.389% due 05/25/2034	356	345
3.510% due 02/25/2034	25	25
Bear Stearns ALT-A Trust
3.135% due 11/25/2036 ^	1,831	1,495
3.155% due 08/25/2036 ^	92	70
3.236% due 11/25/2035 ^	70	58
3.404% due 11/25/2036 ^	577	525
3.527% due 08/25/2036 ^	1,719	1,272
Bear Stearns Asset-Backed Securities Trust
1.232% due 08/25/2020 ^	238	155
Bear Stearns Structured Products, Inc. Trust
3.504% due 01/26/2036	168	154
Bella Vista Mortgage Trust
1.226% due 05/20/2045	38	28
Chase Mortgage Finance Trust
3.275% due 02/25/2037	615	620
Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	140	134
Citigroup Mortgage Loan Trust, Inc.
2.690% due 09/25/2035	516	534
3.067% due 08/25/2035	365	360
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.022% due 09/25/2035 ^	2,292	2,015
CitiMortgage Alternative Loan Trust
5.750% due 07/25/2022	345	346
Commercial Mortgage Trust
0.585% due 03/10/2046 (a)	12,000	364
1.673% due 01/10/2046 (a)	18,477	981
Countrywide Alternative Loan Trust
1.058% due 12/25/2035	44	39
1.142% due 02/25/2047	489	416
1.152% due 05/25/2047	447	392
1.182% due 06/25/2037	1,300	1,171
1.188% due 03/20/2046	76	64
1.192% due 05/25/2035	1,381	1,160
1.192% due 07/25/2046 ^	66	52
1.192% due 07/25/2046	1,056	905
1.232% due 09/25/2046 ^	1,689	503
1.242% due 07/25/2046 ^	934	531
1.258% due 09/20/2046	1,354	557
1.332% due 05/25/2037 ^	722	385
1.382% due 06/25/2036 ^	423	265
2.038% due 08/25/2035	425	371
2.052% due 11/25/2035	556	474
2.592% due 11/25/2035	395	347
5.250% due 06/25/2035 ^	256	240
6.250% due 08/25/2037 ^	604	529
6.500% due 08/25/2032	283	280

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
1.322% due 03/25/2036	$383	$234
1.422% due 05/25/2035	444	301
1.562% due 04/25/2035	71	62
1.622% due 03/25/2035	1,326	1,062
1.642% due 02/25/2035	211	185
1.662% due 02/25/2035	95	84
3.097% due 11/25/2034	55	54
3.121% due 01/20/2035	115	115
3.122% due 08/25/2034 ^	47	41
3.122% due 11/20/2034	911	870
3.140% due 09/25/2047 ^	1,022	951
3.155% due 08/25/2034 ^	98	84
3.190% due 04/20/2036 ^	275	245
3.218% due 11/19/2033	13	13
3.309% due 02/20/2036 ^	635	566
Credit Suisse Commercial Mortgage Trust
6.500% due 07/26/2036 ^	734	401
Credit Suisse First Boston Mortgage Securities Corp.
2.132% due 03/25/2034 ^	68	67
2.809% due 07/25/2033	20	20
6.000% due 12/25/2035	360	354
Credit Suisse Mortgage Capital Certificates
5.873% due 12/16/2049	287	286
DBUBS Mortgage Trust
0.301% due 11/10/2046 (a)	15,100	164
0.746% due 11/10/2046 (a)	11,811	241
Deutsche ALT-A Securities, Inc.
5.500% due 12/25/2035 ^	642	562
Deutsche ALT-B Securities, Inc.
1.082% due 10/25/2036 ^	82	54
6.300% due 07/25/2036 ^	523	432
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
3.054% due 06/26/2035	156	156
First Horizon Alternative Mortgage Securities Trust
2.886% due 08/25/2035 ^	1,059	913
First Horizon Mortgage Pass-Through Trust
2.971% due 08/25/2035	175	152
5.000% due 10/25/2020	44	44
GMAC Mortgage Corp. Loan Trust
3.660% due 06/25/2034	49	48
GreenPoint Mortgage Funding Trust
1.162% due 01/25/2037	1,075	919
1.182% due 12/25/2046 ^	1,044	773
1.192% due 04/25/2036	663	566
1.252% due 11/25/2045	74	64
1.422% due 06/25/2045	318	279
Greenpoint Mortgage Pass-Through Certificates
3.674% due 10/25/2033	84	83
GS Mortgage Securities Corp.
0.207% due 05/03/2032 (a)	65,000	1,246
1.590% due 02/10/2046 (a)	17,930	1,257
GS Mortgage Securities Trust
2.278% due 11/10/2045 (a)	24,195	1,822
GSR Mortgage Loan Trust
1.242% due 08/25/2046	851	400
2.560% due 03/25/2033	121	120
3.087% due 09/25/2035	271	280
3.324% due 05/25/2035	265	246
HarborView Mortgage Loan Trust
0.971% due 09/19/2037	1,174	1,049
1.166% due 07/21/2036	713	572
1.218% due 03/19/2036	181	137
1.258% due 02/19/2036	545	396
1.288% due 11/19/2035	957	785
1.678% due 01/19/2035	62	48
3.163% due 07/19/2035	111	98
3.480% due 07/19/2035 ^	20	18
HomeBanc Mortgage Trust
1.162% due 12/25/2036	45	40
Impac CMB Trust
1.642% due 03/25/2035	39	36
1.762% due 10/25/2034	459	442

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IndyMac Mortgage Loan Trust
1.018% due 06/25/2037	$801	$726
1.192% due 05/25/2046	1,522	1,341
1.232% due 02/25/2037	1,600	1,069
1.272% due 11/25/2036 ^	576	378
3.024% due 12/25/2034	160	152
3.158% due 08/25/2035	289	241
3.384% due 11/25/2035 ^	673	630
JPMorgan Alternative Loan Trust
1.222% due 10/25/2036	4,334	3,716
3.243% due 12/25/2035 ^	3,181	2,800
5.500% due 11/25/2036 ^	7	5
JPMorgan Chase Commercial Mortgage Securities Trust
1.217% due 12/15/2047 (a)	78,749	3,811
JPMorgan Mortgage Trust
2.748% due 07/27/2037	1,250	1,186
2.822% due 11/25/2033	106	102
3.169% due 08/25/2035	584	584
3.215% due 10/25/2035	258	259
3.283% due 07/25/2035	295	297
3.304% due 02/25/2036 ^	798	747
Lehman XS Trust
1.222% due 11/25/2046 ^	64	20
1.302% due 11/25/2046 ^	801	373
MASTR Adjustable Rate Mortgages Trust
1.192% due 04/25/2046	323	236
1.322% due 05/25/2047 ^	1,063	516
MASTR Alternative Loan Trust
1.382% due 03/25/2036	467	100
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.352% due 12/15/2030	4	3
Merrill Lynch Mortgage Investors Trust
1.232% due 11/25/2035	436	413
2.840% due 06/25/2035	426	418
2.991% due 02/25/2033	136	132
3.398% due 06/25/2037	352	341
Merrill Lynch Mortgage-Backed Securities Trust
3.502% due 04/25/2037 ^	31	27
Morgan Stanley Bank of America Merrill Lynch Trust
1.302% due 05/15/2046 (a)	61,161	2,922
1.497% due 02/15/2046 (a)	21,225	1,290
Nomura Asset Acceptance Corp. Alternative Loan Trust
3.065% due 10/25/2035	481	446
3.555% due 02/25/2036 ^	180	151
3.618% due 08/25/2035	698	684
5.820% due 03/25/2047	515	512
6.138% due 03/25/2047	441	438
RBSSP Resecuritization Trust
2.877% due 10/26/2036	315	318
Residential Accredit Loans, Inc. Trust
1.132% due 02/25/2047	1,458	876
1.192% due 04/25/2046	88	45
1.282% due 01/25/2035	555	550
3.546% due 08/25/2035 ^	127	65
4.301% due 09/25/2035 ^	320	268
6.000% due 06/25/2037 ^	608	520
Residential Asset Securitization Trust
1.432% due 12/25/2036 ^	419	120
6.250% due 10/25/2036 ^	282	251
6.500% due 08/25/2036 ^	779	492
Residential Funding Mortgage Securities, Inc. Trust
3.412% due 06/25/2035	416	406
3.504% due 09/25/2035 ^	316	250
Sequoia Mortgage Trust
1.328% due 07/20/2033	266	251
3.040% due 04/20/2035	176	183
Structured Adjustable Rate Mortgage Loan Trust
1.202% due 05/25/2037	86	73
2.038% due 01/25/2035	38	32
2.861% due 10/25/2037 ^	350	290
3.309% due 04/25/2034	381	379
3.327% due 04/25/2035	1,455	1,342
3.379% due 02/25/2034	184	184

76	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments Trust
1.172% due 07/25/2046 ^	$1,099	$913
1.192% due 04/25/2036	410	365
1.202% due 09/25/2047	157	133
1.228% due 07/19/2035	218	212
1.292% due 12/25/2035 ^	35	29
1.442% due 05/25/2045	442	390
1.558% due 07/19/2034	9	9
2.138% due 08/25/2047 ^	1,852	1,667
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.705% due 05/25/2032	6	6
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	189	20
Thornburg Mortgage Securities Trust
2.994% due 06/25/2047 ^	2,531	2,281
UBS-Barclays Commercial Mortgage Trust
1.748% due 12/10/2045 (a)	58,545	4,121
UBS-Citigroup Commercial Mortgage Trust
2.263% due 01/10/2045 (a)	14,462	1,206
WaMu Mortgage Pass-Through Certificates Trust
1.262% due 11/25/2045	364	325
1.272% due 07/25/2045	631	608
1.272% due 10/25/2045	167	163
1.292% due 01/25/2045	169	163
1.424% due 12/25/2046	451	428
1.554% due 05/25/2046	1,262	1,170
1.622% due 01/25/2045	114	108
1.722% due 11/25/2034	950	907
1.962% due 11/25/2034	643	616
2.038% due 06/25/2042	90	87
2.038% due 08/25/2042	67	64
2.099% due 12/25/2046	564	547
2.116% due 11/25/2046	191	173
2.456% due 04/25/2037 ^	1,359	1,194
2.716% due 12/25/2036 ^	46	42
2.753% due 03/25/2036	1,359	1,237
2.769% due 08/25/2034	472	475
2.840% due 06/25/2033	72	73
2.929% due 02/25/2037 ^	683	622
2.998% due 03/25/2035	589	593
3.001% due 12/25/2035	941	870
3.088% due 02/25/2037 ^	398	376
3.137% due 03/25/2034	439	441
Washington Mutual Mortgage Loan Trust
1.810% due 05/25/2041	19	19
Washington Mutual Mortgage Pass-Through Certificates Trust
1.232% due 07/25/2046 ^	89	37
1.578% due 07/25/2046 ^	530	356
1.608% due 05/25/2046	1,954	1,568
2.932% due 02/25/2033	2	2
6.000% due 10/25/2035 ^	666	527
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	183	166
Wells Fargo Mortgage-Backed Securities Trust
3.089% due 03/25/2036	90	88
3.144% due 04/25/2036	247	247
3.337% due 04/25/2036 ^	30	2
6.000% due 10/25/2036 ^	222	217
Wells Fargo-RBS Commercial Mortgage Trust
0.321% due 03/15/2048 (a)	26,228	515
1.355% due 03/15/2045 (a)	60,009	2,909

		118,123

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp.
4.125% due 01/16/2018	15,700	398

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 7.0%
Fannie Mae
1.042% due 07/25/2037	$540	$529
1.102% due 03/25/2034	9	9
1.132% due 08/25/2034	7	7
1.182% due 10/27/2037	15	15
1.382% due 06/25/2029 - 06/25/2036	134	135
1.432% due 01/25/2044	720	724
1.814% due 06/01/2043 - 10/01/2044	182	185
1.848% due 03/01/2033	75	78
2.289% due 01/25/2022 (a)	18,845	1,263
2.723% due 06/01/2035	56	59
2.750% due 09/01/2019	1	1
2.788% due 05/01/2026	7	7
2.887% due 12/01/2034	34	36
2.942% due 11/01/2034	759	805
2.954% due 09/01/2035	39	41
3.490% due 12/01/2020	4,699	4,882
4.300% due 12/01/2036	68	71
5.700% due 08/01/2018	2,082	2,129
6.000% due 04/25/2043 - 07/25/2044	626	716
6.500% due 06/25/2044	13	15
Fannie Mae, TBA
3.000% due 04/01/2047	22,200	22,018
3.500% due 05/01/2032 - 05/01/2047	31,300	31,972
FDIC Structured Sale Guaranteed Bonds
1.311% due 11/29/2037	252	252
Federal Housing Administration
6.896% due 07/01/2020	129	126
Freddie Mac
0.874% due 09/25/2022 (a)	22,883	887
1.027% due 11/25/2022 (a)	27,960	1,315
1.130% due 01/15/2038	2,284	2,275
1.242% due 08/25/2031	23	23
1.285% due 08/25/2019 (a)	36,543	1,003
1.357% due 11/25/2019 (a)	32,028	1,017
1.362% due 12/15/2031	31	31
1.512% due 12/15/2037	784	786
1.788% due 01/15/2038 (a)	2,284	132
1.814% due 10/25/2044	661	668
2.826% due 06/01/2024	10	11
2.858% due 08/01/2035	40	42
3.021% due 09/01/2035	37	39
3.125% due 03/01/2036	226	231
3.196% due 10/01/2035	32	33
3.301% due 11/01/2035	43	45
Ginnie Mae
2.250% due 10/20/2029	11	12
6.000% due 08/20/2034	4,063	4,587
NCUA Guaranteed Notes
1.234% due 03/06/2020	227	227

		79,439

U.S. TREASURY OBLIGATIONS 6.1%
U.S. Treasury Bonds
5.250% due 02/15/2029 (m)	300	385
U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022 (m)	215	216
0.125% due 07/15/2022 (i)(k)(m)	23,973	24,175
0.125% due 01/15/2023 (i)(k)(m)	21,149	21,153
0.625% due 01/15/2026 (m)	51	52
0.750% due 02/15/2045 (m)	52	49
2.000% due 01/15/2026 (m)	551	626
2.375% due 01/15/2025 (m)	64	74
2.500% due 01/15/2029 (i)	2,036	2,493
U.S. Treasury STRIPS (d)
0.000% due 11/15/2023 (i)(k)(m)	7,300	6,280
0.000% due 05/15/2026 (i)(k)	17,300	13,761

		69,264

Total United States (Cost $355,026)		356,473

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 21.1%

CERTIFICATES OF DEPOSIT 0.3%
Barclays Bank PLC
1.906% due 09/08/2017		$3,100	$3,107

REPURCHASE AGREEMENTS (h) 0.4%
			4,061

JAPAN TREASURY BILLS 18.6%
(0.298)% due 04/17/2017 - 06/19/2017 (c)(d)	JPY	23,490,000	211,042

MEXICO TREASURY BILLS 0.9%
7.017% due 11/30/2017 - 03/01/2018 (c)	MXN	197,600	9,955

U.S. TREASURY BILLS 0.9%
0.712% due 04/20/2017 - 04/27/2017 (c)(d)(i)(m)		$10,101	10,097

Total Short-Term Instruments (Cost $233,245)			238,262

Total Investments in Securities (Cost $1,375,875)			1,372,388

		SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III		2,679	26

Total Short-Term Instruments (Cost $26)			26

Total Investments in Affiliates (Cost $26)			26

Total Investments 121.3% (Cost $1,375,901)			$1,372,414

Financial Derivative Instruments (j)(l) 0.6% (Cost or Premiums, net $(1,430))			6,240

Other Assets and Liabilities, net (21.9)%			(247,099)

Net Assets 100.0%			$1,131,555

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	77

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	12/15/2017	02/24/2017	$ 4,980	$4,987	0.44%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$4,061	U.S. Treasury Notes 1.625% due 12/31/2019(2)	$(4,147)	$4,061	$4,061

Total Repurchase Agreements						$(4,147)	$4,061	$4,061

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
BOS	0.820%	01/04/2017	04/04/2017			$(549)	$(550)
	1.050	03/14/2017	04/04/2017			(5,131)	(5,135)
	1.100	03/29/2017	04/05/2017			(1,249)	(1,250)
BPS	(0.300)	02/02/2017	05/03/2017		EUR	(20,207)	(21,547)
BSN	0.850	01/05/2017	04/05/2017			$(9,086)	(9,105)
	0.950	04/03/2017	05/03/2017			(958)	(959)
DBL	(0.850)	08/25/2016	TBD	(4)	EUR	(2,039)	(2,163)
GRE	0.810	03/01/2017	04/03/2017			$(7,872)	(7,878)
	1.050	03/16/2017	04/18/2017			(3,301)	(3,303)
	1.050	03/23/2017	04/24/2017			(2,654)	(2,655)
IND	(0.300)	03/08/2017	05/04/2017		EUR	(2,315)	(2,469)
	0.350	01/17/2017	04/20/2017		GBP	(10,101)	(12,664)
	0.770	02/13/2017	04/13/2017			$(14,216)	(14,231)
	0.850	03/07/2017	04/07/2017			(10,270)	(10,276)
MEI	0.900	03/24/2017	04/07/2017		CAD	(2,923)	(2,198)
	0.900	03/28/2017	04/07/2017			(8,300)	(6,242)
SCX	(0.560)	02/13/2017	04/24/2017		EUR	(5,718)	(6,095)
	(0.480)	01/24/2017	04/25/2017			(23,863)	(25,433)
	(0.480)	02/14/2017	04/25/2017			(15,747)	(16,788)
	(0.470)	03/08/2017	04/24/2017			(4,137)	(4,412)
	0.350	03/08/2017	04/20/2017		GBP	(1,360)	(1,704)
	0.380	01/17/2017	04/20/2017			(9,554)	(11,980)
	0.380	03/08/2017	04/20/2017			(285)	(357)
	0.390	01/24/2017	04/20/2017			(11,821)	(14,821)
UBS	(0.320)	02/02/2017	05/03/2017		EUR	(11,216)	(11,959)
	(0.320)	02/14/2017	05/03/2017			(12,878)	(13,732)

Total Reverse Repurchase Agreements							$(209,906)

78	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)		Payable for Sale-Buyback Transactions(5)
BPG	1.060%	03/15/2017	04/17/2017		$(1,474)	$(1,474)
MSC	0.830	01/05/2017	04/05/2017		(3,501)	(3,509)
TDM	0.680	03/23/2017	04/07/2017	CAD	(1,492)	(1,118)
	0.730	03/24/2017	04/07/2017		(1,833)	(1,371)
	0.920	03/23/2017	04/07/2017		(6,559)	(4,921)
	0.920	03/29/2017	04/07/2017		(6,737)	(5,035)
	0.960	03/21/2017	04/07/2017		(6,302)	(4,720)
	0.960	03/23/2017	04/07/2017		(7,929)	(5,942)

Total Sale-Buyback Transactions						$(28,090)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.000%	04/01/2047	$4,000	$(4,207)	$(4,196)

Total Short Sales				$(4,207)	$(4,196)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(i)	Securities with an aggregate market value of $237,071 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(6)
Global/Master Repurchase Agreement
BOS	$0	$(6,935)	$0	$(6,935)	$7,056	$121
BPS	0	(21,547)	0	(21,547)	19,393	(2,154)
BSN	0	(10,064)	0	(10,064)	10,132	68
DBL	0	(2,163)	0	(2,163)	2,174	11
GRE	0	(13,836)	0	(13,836)	13,899	63
IND	0	(39,640)	0	(39,640)	39,706	66
MEI	0	(8,440)	0	(8,440)	8,374	(66)
SCX	0	(81,590)	0	(81,590)	79,159	(2,431)
SSB	4,061	0	0	4,061	(4,147)	(86)
UBS	0	(25,691)	0	(25,691)	25,992	301

Master Securities Forward Transaction Agreement
BPG	0	0	(1,474)	(1,474)	1,491	17
BPS	0	0	0	0	262	262
MSC	0	0	(3,509)	(3,509)	3,551	42
MYI	0	0	0	0	333	333
TDM	0	0	(23,107)	(23,107)	23,085	(22)

Total Borrowings and Other Financing Transactions	$4,061	$(209,906)	$(28,090)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	79

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(102,694)	$(49,707)	$(2,163)	$(154,564)
U.S. Treasury Obligations	0	(54,383)	0	0	(54,383)

Total	$0	$(157,077)	$(49,707)	$(2,163)	$(208,947)

Sale-Buyback Transactions
Sovereign Issues	0	(23,107)	0	0	(23,107)
U.S. Treasury Obligations	0	(4,983)	0	0	(4,983)

Total	$0	$(28,090)	$0	$0	$(28,090)

Total Borrowings	$0	$(185,167)	$(49,707)	$(2,163)	$(237,037)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions(7)					$(237,037)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(267,147) at a weighted average interest rate of 0.246%.
(4)	Open maturity reverse repurchase agreement.
(5)	Payable for sale-buyback transactions includes $(3) of deferred price drop.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(7)	Unsettled reverse repurchase agreements liability of $(959) is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June Futures	$110.250	05/26/2017	1,533	$13	$2
Put - CBOT U.S. Treasury 5-Year Note June Futures	101.500	05/26/2017	37	0	0
Put - CBOT U.S. Treasury 5-Year Note June Futures	109.000	05/26/2017	396	3	0
Put - CBOT U.S. Treasury 10-Year Note June Futures	104.000	05/26/2017	60	1	0
Put - CBOT U.S. Treasury 10-Year Note June Futures	110.000	05/26/2017	823	7	1
Put - CBOT U.S. Treasury 10-Year Note June Futures	111.000	05/26/2017	93	1	0
Put - CBOT U.S. Treasury 10-Year Note June Futures	112.000	05/26/2017	584	5	1
Call - CBOT U.S. Treasury 30-Year Bond June Futures	200.000	05/26/2017	188	2	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June Futures	105.000	05/26/2017	104	1	0

				$33	$4

Total Purchased Options				$33	$4

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	Long	03/2018	206	$66	$10	$0
90-Day Eurodollar March Futures	Short	03/2019	206	(109)	0	(15)
90-Day Eurodollar September Futures	Long	09/2017	743	(71)	0	(18)
90-Day Eurodollar September Futures	Short	09/2018	743	(5)	0	(56)
Australia Government 3-Year Note June Futures	Long	06/2017	27	12	1	(1)
Australia Government 10-Year Bond June Futures	Long	06/2017	121	215	33	(5)
Call Options Strike @ EUR 148.500 on Euro-Oat June Futures	Short	06/2017	5	(1)	1	(1)
Call Options Strike @ EUR 166.000 on Euro-Bund 10-Year Bond June Futures	Short	06/2017	38	15	0	0
Canada Government 10-Year Bond June Futures	Long	06/2017	189	173	0	(70)
Euro-Bobl June Futures	Short	06/2017	95	(6)	0	(10)
Euro-Bono June Futures	Long	06/2017	9	9	1	(2)
Euro-BTP Italy Government Bond June Futures	Long	06/2017	163	32	10	(26)
Euro-Bund 10-Year Bond June Futures	Long	06/2017	146	(100)	45	(3)
Euro-Buxl 30-Year Bond June Futures	Long	06/2017	73	94	27	(14)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	160	(84)	68	0

80	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Schatz June Futures	Long	06/2017	728	$(72)	$27	$0
Japan Government 10-Year Bond June Futures	Long	06/2017	59	103	0	(90)
Put Options Strike @ EUR 111.300 on Euro-Schatz June Futures	Long	06/2017	728	(4)	0	0
Put Options Strike @ EUR 140.000 on Euro-Bund 10-Year Bond June Futures	Long	06/2017	333	0	0	0
U.S. Treasury 2-Year Note June Futures	Short	06/2017	1,533	(134)	0	(120)
U.S. Treasury 5-Year Note June Futures	Long	06/2017	433	70	71	0
U.S. Treasury 10-Year Note June Futures	Long	06/2017	1,460	232	319	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	188	(145)	0	(59)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	104	80	33	0
United Kingdom Long Gilt June Futures	Long	06/2017	190	516	93	(14)

Total Futures Contracts				$886	$739	$(504)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Altria Group, Inc.	1.000%	12/20/2020	0.200%		$3,000	$(89)	$(1)	$1	$0
BASF SE	1.000	12/20/2020	0.259	EUR	200	(6)	0	0	0
BAT International Finance PLC	1.000	12/20/2020	0.422		2,100	(49)	(4)	1	0
Bayer AG	1.000	12/20/2020	0.326		1,300	(36)	(6)	1	0
Fortum OYJ	1.000	12/20/2020	0.516		200	(4)	0	0	0
Koninklijke DSM NV	1.000	12/20/2020	0.258		1,900	(57)	2	0	0
Pfizer, Inc.	1.000	12/20/2020	0.218		$2,000	(58)	1	0	0
Reynolds American, Inc.	1.000	12/20/2020	0.239		3,400	(95)	5	1	0
Shell International Finance BV	1.000	12/20/2026	1.122	EUR	2,000	(23)	13	1	0
Telia Co. AB	1.000	12/20/2020	0.429		900	(21)	1	0	0
Tesco PLC	1.000	06/20/2021	1.525		1,300	(30)	27	0	0
Tesco PLC	1.000	06/20/2022	1.916		2,400	(116)	0	0	(1)
United Utilities PLC	1.000	12/20/2020	0.569		300	(5)	0	0	0
UnitedHealth Group, Inc.	1.000	12/20/2020	0.194		$2,100	(62)	(5)	0	0

						$ (651)	$33	$ 5	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.IG-26 10-Year Index	1.000%	06/20/2026	$	4,300	$10	$(46)	$0	$(2)
CDX.IG-27 5-Year Index	1.000	12/20/2021		4,900	93	11	2	0
CDX.IG-28 5-Year Index	1.000	06/20/2022		36,300	615	50	14	0
iTraxx Europe Main 26 5-Year Index	1.000	12/20/2021	EUR	253,600	(4,357)	(1,365)	0	(146)
iTraxx Europe Main 27 5-Year Index	1.000	06/20/2022		69,800	(1,035)	(56)	0	(42)
iTraxx Europe Senior 25 5-Year Index	1.000	06/20/2021		42,200	(494)	(397)	19	0

					$(5,168)	$(1,803)	$35	$(190)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Year BRL-CDI	10.100%	01/02/2019	BRL	600,400	$(1,185)	$123	$27	$0
Pay	1-Year BRL-CDI	12.360	01/04/2021		13,100	236	211	0	(1)
Pay	1-Year BRL-CDI	10.300	01/02/2025		212,300	983	161	0	(34)
Pay	1-Year BRL-CDI	12.800	01/02/2025		1,900	61	42	0	0
Receive	3-Month CAD-Bank Bill	2.700	12/19/2024	CAD	24,900	(1,455)	93	62	0
Pay	3-Month CHF-LIBOR	0.050	03/16/2026	CHF	7,200	1	13	0	0
Pay(5)	3-Month USD-LIBOR	1.000	05/15/2018	$	112,600	(497)	(48)	7	0
Pay(5)	3-Month USD-LIBOR	1.750	06/18/2018		409,200	268	234	29	0
Receive(5)	3-Month USD-LIBOR	1.250	05/15/2019		112,600	725	25	0	(34)
Receive(5)	3-Month USD-LIBOR	2.250	06/18/2019		409,200	(409)	(380)	0	(59)
Receive(5)	3-Month USD-LIBOR	1.250	06/21/2022		27,100	1,140	(91)	0	(26)
Receive	3-Month USD-LIBOR	2.000	08/31/2022		64,300	280	956	0	(68)
Receive	3-Month USD-LIBOR	2.000	06/15/2023		22,500	95	937	0	(21)
Receive	3-Month USD-LIBOR	1.750	12/21/2023		69,700	1,683	783	0	(69)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	81

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay(5)	3-Month USD-LIBOR	2.793%	11/12/2024	$	13,300	$125	$125	$13	$0
Pay(5)	3-Month USD-LIBOR	2.798	11/12/2024		50,900	489	489	51	0
Receive	3-Month USD-LIBOR	1.750	12/21/2026		200,220	8,298	2,918	31	(269)
Receive(5)	3-Month USD-LIBOR	1.500	06/21/2027		18,800	(1,625)	299	32	0
Receive	3-Month USD-LIBOR	2.500	06/15/2036		3,300	(57)	(115)	5	0
Receive(5)	3-Month USD-LIBOR	2.098	07/01/2041		14,400	324	77	0	(3)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		9,200	833	402	0	(15)
Receive(5)	3-Month USD-LIBOR	2.953	11/12/2049		2,300	(65)	(65)	0	(3)
Receive(5)	3-Month USD-LIBOR	2.955	11/12/2049		8,800	(251)	(251)	0	(11)
Pay	3-Month ZAR-JIBAR	8.500	03/15/2027	ZAR	83,900	156	209	0	(30)
Pay(5)	6-Month EUR-EURIBOR	0.000	09/20/2019	EUR	53,800	60	12	12	0
Pay(5)	6-Month EUR-EURIBOR	0.250	09/20/2022		208,300	(445)	60	189	0
Pay	6-Month EUR-EURIBOR	1.000	11/30/2025		13,500	524	(10)	20	0
Receive(5)	6-Month EUR-EURIBOR	1.000	09/20/2027		25,800	359	65	5	(15)
Pay(5)	6-Month EUR-EURIBOR	1.000	09/20/2027		29,400	409	(103)	27	0
Receive(5)	6-Month EUR-EURIBOR	1.500	03/21/2048		33,100	(387)	(145)	44	0
Pay(5)	6-Month GBP-LIBOR	0.750	09/20/2019	GBP	138,600	198	(72)	113	0
Receive(5)	6-Month GBP-LIBOR	1.000	09/20/2022		8,900	(46)	(57)	0	(29)
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027		42,200	(1,335)	(523)	0	(224)
Receive(5)	6-Month GBP-LIBOR	1.750	03/21/2048		3,250	334	116	46	0
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	13,370,000	133	(94)	0	(1)
Receive	6-Month JPY-LIBOR	0.500	09/18/2022		3,270,000	(621)	148	11	0
Pay	6-Month JPY-LIBOR	0.300	03/18/2026		1,340,000	74	(63)	0	(13)
Pay	6-Month JPY-LIBOR	1.250	06/17/2035		850,000	862	(251)	0	(16)
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		1,860,000	(3,034)	856	76	0
Pay	28-Day MXN-TIIE	5.615	06/02/2020	MXN	171,900	(419)	(40)	7	0
Pay	28-Day MXN-TIIE	7.317	03/23/2022		58,200	16	16	7	0
Pay	28-Day MXN-TIIE	5.570	01/31/2023		24,800	(110)	(9)	3	0
Pay	28-Day MXN-TIIE	7.380	11/04/2026		79,900	(6)	85	20	0
Pay	28-Day MXN-TIIE	7.740	02/22/2027		132,000	171	193	32	0
Pay	28-Day MXN-TIIE	7.730	02/25/2027		56,800	71	71	14	0

						$6,961	$7,402	$883	$(941)

Total Swap Agreements						$1,142	$5,632	$923	$(1,132)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(k)	Securities with an aggregate market value of $6,520 and cash of $18,541 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$4	$739	$923	$1,666	$0	$(504)	$(1,132)	$(1,636)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

82	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2017		$7,054	EUR	6,673	$65	$0
	04/2017		1,935	GBP	1,588	54	0
BOA	04/2017	DKK	120,614		$18,308	1,012	0
	04/2017	JPY	7,827,887		70,395	82	0
	04/2017		$157,977	EUR	148,932	903	0
	05/2017		70,468	JPY	7,827,887	0	(86)
	05/2017		54,742	NOK	469,558	0	(39)
	06/2017	JPY	2,050,000		$18,049	0	(406)
	07/2017	BRL	68,600		23,638	2,176	0
	07/2017	DKK	103,685		15,670	733	0
BPS	04/2017	AUD	182		137	0	(2)
	04/2017	BRL	91,621		29,493	227	0
	04/2017	EUR	169,816		183,147	1,987	0
	04/2017	GBP	31,000		39,034	187	0
	04/2017		$29,061	BRL	91,621	284	(80)
	04/2017		6,124	CAD	8,200	42	0
	04/2017		1,218	JPY	137,200	15	0
	04/2017		40,405	MXN	830,494	3,863	0
	05/2017		29,319	BRL	91,621	0	(245)
	05/2017		183,381	EUR	169,817	0	(1,993)
	05/2017		44,900	NZD	64,282	130	0
	05/2017		43,054	SEK	384,099	0	(133)
	07/2017	DKK	21,305		$3,277	208	0
	07/2017		$27,172	DKK	188,120	0	(73)
	03/2018	MXN	153,100		$7,321	0	(466)
BRC	04/2017	AUD	59,575		45,560	45	0
	05/2017		$45,538	AUD	59,575	0	(45)
CBK	04/2017	BRL	17,151		$5,413	0	(65)
	04/2017	CAD	1,812		1,341	0	(22)
	04/2017	EUR	2,366		2,515	0	(9)
	04/2017	GBP	1,545		1,922	0	(14)
	04/2017	JPY	2,330,000		20,413	0	(525)
	04/2017	NOK	8,335		976	5	0
	04/2017		$5,476	BRL	17,151	3	0
	04/2017		3,211	CAD	4,300	23	0
	04/2017		13,402	CHF	13,454	30	0
	04/2017		18,268	DKK	120,000	0	(1,060)
	04/2017		7,175	EUR	6,733	11	(3)
	05/2017	JPY	3,930,000		$34,847	0	(487)
	06/2017		2,360,000		20,768	0	(480)
	06/2017		$28,533	KRW	32,276,031	373	0
	07/2017		1,933	BRL	6,260	26	0
DUB	04/2017	BRL	17,272		$5,451	0	(66)
	04/2017	RUB	162,041		2,711	0	(157)
	04/2017		$5,528	BRL	17,272	0	(11)
	07/2017		440		1,588	57	0
FBF	04/2017		22,314	CAD	29,770	75	(2)
	05/2017		8,357	RUB	503,492	485	0
GLM	04/2017	BRL	3,453		$1,090	0	(13)
	04/2017	CAD	22,824		17,031	0	(132)
	04/2017	EUR	6,024		6,458	66	(36)
	04/2017	GBP	95,486		118,665	0	(969)
	04/2017	JPY	1,168,000		10,242	0	(250)
	04/2017		$1,107	BRL	3,453	0	(4)
	04/2017		65,883	CAD	86,808	147	(752)
	04/2017		51,484	DKK	355,057	0	(569)
	04/2017		22,964	EUR	21,672	156	0
	04/2017		491	GBP	400	10	0
	04/2017		22,024	JPY	2,515,000	579	0
	04/2017		1,232	NOK	10,365	0	(25)
	04/2017		4,959	SEK	44,660	25	0
	05/2017		115,656	GBP	93,014	957	0
	05/2017	ZAR	1,521		$118	5	0
	07/2017	DKK	351,652		51,229	572	0
	07/2017		$547	BRL	1,974	71	0
	01/2018		1,609	DKK	10,984	0	(10)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	83

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	04/2017	BRL	3,453		$1,105	$2	$0
	04/2017	DKK	343,006		49,527	341	0
	04/2017	INR	58,332		899	0	0
	04/2017	JPY	1,180,000		10,624	24	0
	04/2017	MXN	46,969		2,489	0	(15)
	04/2017		$1,097	BRL	3,453	6	0
	04/2017		800	INR	52,368	7	0
	04/2017		133,756	JPY	15,020,187	1,159	0
	04/2017		1,120	PEN	3,646	0	0
	05/2017		1,099	BRL	3,453	0	(3)
	07/2017	DKK	64,835		$9,907	567	0
	10/2017		173,422		26,558	1,452	0
IND	04/2017	CAD	12,241		9,178	0	(27)
	04/2017		$60,882	NOK	509,893	0	(1,497)
JPM	04/2017	BRL	5,632		$1,777	0	(21)
	04/2017	CHF	11,691		11,591	0	(80)
	04/2017	EUR	5,060		5,433	34	0
	04/2017	INR	61,591		896	0	(53)
	04/2017	NZD	663		463	0	(2)
	04/2017		$2,758	AUD	3,652	32	0
	04/2017		1,774	BRL	5,632	25	0
	04/2017		5,324	CAD	7,100	15	0
	04/2017		5,005	CHF	5,000	6	(19)
	04/2017		4,158	JPY	471,500	77	0
	04/2017		1,722	NZD	2,423	0	(23)
	04/2017		37,580	SEK	339,439	301	0
	05/2017	JPY	2,500,000		$22,061	0	(422)
	05/2017		$7,910	CNH	54,714	23	0
	05/2017		140	ZAR	1,766	0	(9)
	06/2017	KRW	628,069		$562	0	0
	06/2017	TWD	193,296		6,265	0	(125)
	07/2017	BRL	26,300		7,026	0	(1,202)
	07/2017	DKK	86,165		13,084	671	0
	07/2017		$10,820	BRL	35,587	314	0
	07/2017		2,917	DKK	19,640	0	(88)
MSB	04/2017	BRL	17,429		$5,501	0	(66)
	04/2017		$5,609	BRL	17,429	0	(41)
	04/2017		117,259	GBP	93,498	0	(116)
	06/2017		7,971	SGD	11,222	56	0
	07/2017	BRL	73,400		$20,980	0	(1,983)
	01/2018	DKK	324,984		47,708	394	0
NAB	04/2017	CAD	101,584		75,880	0	(509)
	05/2017		$75,913	CAD	101,584	508	0
NGF	11/2017	MXN	44,500		$2,158	0	(135)
RBC	04/2017	CAD	18,970		14,153	0	(112)
	04/2017	CHF	6,763		6,809	57	0
	04/2017	JPY	7,108,000		62,422	0	(1,424)
	04/2017		$12,824	CAD	17,200	110	0
	05/2017	PLN	16,413		$4,194	57	0
	05/2017		$6,820	CHF	6,763	0	(57)
SCX	04/2017	BRL	17,151		$5,428	3	(53)
	04/2017	EUR	3,963		4,276	49	0
	04/2017		$43,201	AUD	56,105	0	(337)
	04/2017		5,475	BRL	17,151	4	0
	04/2017		5,671	CAD	7,653	84	0
	05/2017	PLN	502		$126	0	(1)
	05/2017		$1,037	BRL	3,258	0	(3)
SOG	04/2017		2,170	CAD	2,900	11	0
	04/2017		44,887	NZD	62,522	0	(1,059)
	07/2017		3,521	DKK	24,396	0	(7)
TOR	07/2017		17,587	BRL	56,990	243	0
UAG	04/2017	JPY	1,860,000		$16,292	0	(422)
	04/2017	NOK	42,365		4,922	0	(12)
	04/2017		$3,212	EUR	2,990	0	(22)
	04/2017		34,133	INR	2,345,083	2,014	0
	06/2017	JPY	160,000		$1,400	0	(42)
	06/2017		$302	IDR	4,074,747	2	0
	12/2017	CNH	53,124		$7,520	0	(75)

Total Forward Foreign Currency Contracts						$24,337	$(19,291)

84	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC EUR versus USD	$	0.980	04/06/2017	EUR	150,000	$16	$0
	Put - OTC GBP versus USD		1.120	04/06/2017	GBP	90,000	11	0
	Put - OTC NZD versus USD		0.605	04/12/2017	NZD	65,000	4	0
GLM	Call - OTC USD versus JPY	JPY	118.280	08/21/2017		$5,700	71	23
JPM	Call - OTC USD versus JPY		118.280	08/21/2017		3,352	31	14

							$133	$37

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.265%	09/11/2017	EUR	14,500	$146	$61
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	03/14/2018	$	62,400	53	26
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.164	09/11/2017	EUR	7,300	83	44
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.223	09/11/2017		3,800	38	19
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.030	12/18/2017	$	227,200	231	122
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	03/14/2018		317,500	264	134

								$815	$406

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 04/01/2047	$	71.000	04/05/2017	$34,000	$1	$0
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047		74.000	05/04/2017	88,000	4	0

						$5	$0

Total Purchased Options						$953	$443

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC USD versus BRL	BRL	3.890	06/28/2018	$	3,600	$(345)	$(97)
	Put - OTC USD versus BRL		3.890	06/28/2018		3,600	(343)	(598)
FBF	Call - OTC USD versus BRL		6.300	01/11/2018		2,800	(149)	(2)
GLM	Call - OTC CAD versus JPY	JPY	90.000	08/21/2017	CAD	7,500	(72)	(16)
	Call - OTC USD versus BRL	BRL	3.892	07/02/2018	$	4,700	(452)	(128)
	Put - OTC USD versus BRL		3.892	07/02/2018		4,700	(452)	(782)
JPM	Call - OTC CAD versus JPY	JPY	90.000	08/21/2017	CAD	4,385	(31)	(9)
	Put - OTC USD versus CNH	CNH	6.600	09/11/2017	$	7,400	(68)	(7)

							$(1,912)	$(1,639)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$5,400	$(70)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020%	09/11/2017	$ 30,300	$(266)	$(105)

Total Written Options							$(2,248)	$(1,744)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	85

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		462		(159)		(159)		(144)		0
Notional Amount in $	$	103,792	$	370,780	$	(266,073)	$	(98,999)	$	(47,000)	$	62,500
Notional Amount in AUD	AUD	0	AUD	55,620	AUD	(20,210)	AUD	(35,410)	AUD	0	AUD	0
Notional Amount in CAD	CAD	0	CAD	11,885	CAD	0	CAD	0	CAD	0	CAD	11,885
Notional Amount in CHF	CHF	0	CHF	25,920	CHF	(12,700)	CHF	0	CHF	(13,220)	CHF	0
Notional Amount in EUR	EUR	143,102	EUR	149,078	EUR	(111,500)	EUR	(174,880)	EUR	(5,800)	EUR	0
Notional Amount in GBP	GBP	0	GBP	59,986	GBP	(16,800)	GBP	(37,086)	GBP	(6,100)	GBP	0
Notional Amount in JPY	JPY	2,180,000	JPY	0	JPY	0	JPY	0	JPY	(2,180,000)	JPY	0
Premiums	$	(2,532)	$	(8,287)	$	4,844	$	2,748	$	979	$	(2,248)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	CenturyLink, Inc.	(0.595)%	06/20/2017	0.238%	$	2,800	$0	$(3)	$0	$(3)
	ING Bank NV	(1.000)	12/20/2021	1.220	EUR	800	24	(15)	9	0
BPS	Credit Suisse Group Finance	(1.000)	06/20/2022	1.275		1,800	31	(5)	26	0
	HSBC Bank PLC	(1.000)	06/20/2021	1.057		2,900	38	(32)	6	0
	HSBC Bank PLC	(1.000)	12/20/2021	1.189		3,000	68	(41)	27	0
	ING Bank NV	(1.000)	12/20/2021	1.220		800	31	(23)	8	0
	UBS AG	(1.000)	12/20/2021	0.501		1,700	(29)	(14)	0	(43)
CBK	HSBC Bank PLC	(1.000)	12/20/2021	1.189		1,000	26	(17)	9	0

							$189	$(150)	$85	$(46)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	09/20/2019	1.07%	$	1,500	$(43)	$41	$0	$(2)
	Lloyds Bank PLC	1.000	12/20/2021	0.606	EUR	2,200	28	16	44	0
BPS	Royal Bank of Scotland PLC	1.000	12/20/2017	0.416		1,100	3	3	6	0
CBK	Deutsche Bank AG	1.000	12/20/2017	0.355		1,000	(13)	18	5	0
	Shire Acquisitions Investments Ireland DAC	1.000	12/20/2021	1.181		500	(19)	15	0	(4)
DUB	Brazil Government International Bond	1.000	03/20/2019	0.888	$	2,300	(83)	89	6	0
FBF	Brazil Government International Bond	1.000	12/20/2021	2.050		500	(31)	8	0	(23)
HUS	Brazil Government International Bond	1.000	12/20/2021	2.050		1,300	(84)	24	0	(60)

							$(242)	$214	$61	$(89)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BPS	iTraxx Europe Subordinated 27 5-Year Index	(1.000)%	06/20/2022	EUR	4,500	$236	$(17)	$219	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	17,500	$	13,359	$(51)	$(145)	$0	$(196)

86	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Receive	Pay	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Floating rate equal to 3-Month EUR-EURIBOR less 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	1,140	$	1,217	$9	$(23)	$0	$(14)
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	9,200		11,234	1,881	(1,609)	272	0
BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	2,080		2,220	3	(29)	0	(26)
CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.425% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/21/2027		25,740		27,349	97	(285)	0	(188)
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020	GBP	17,000		20,791	8	479	487	0
CIB	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	22,500		16,962	(222)	184	0	(38)
DUB	Floating rate equal to 3-Month CHF-LIBOR less 0.075% based on the notional amount of currency received	Floating rate equal to 3-Month EUR-EURIBOR based on the notional amount of currency delivered	06/21/2019	CHF	14,100	EUR	13,198	23	(23)	0	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP	10,000	$	12,200	(9)	322	313	0
	Floating rate equal to 3-Month USD-LIBOR less 0.771% based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR based on the notional amount of currency delivered	01/23/2019	$	2,180	JPY	250,000	(257)	209	0	(48)
	Floating rate equal to 3-Month USD-LIBOR less 0.771% based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR based on the notional amount of currency delivered	01/23/2019		7,761		890,000	(976)	804	0	(172)
GLM	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	71,600	$	53,977	(75)	(46)	0	(121)
	Floating rate equal to 3-Month CHF-LIBOR less 0.075% based on the notional amount of currency received	Floating rate equal to 3-Month EUR-EURIBOR based on the notional amount of currency delivered	06/21/2019	CHF	23,300	EUR	21,809	(21)	21	0	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020	GBP	39,100	$	47,819	(74)	1,195	1,121	0
	Floating rate equal to 3-Month USD-LIBOR less 0.771% based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR based on the notional amount of currency delivered	01/23/2019	$	7,848	JPY	900,000	(1,006)	831	0	(175)
MYC	Floating rate equal to 3-Month JPY-LIBOR less 0.768% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	01/23/2019	JPY	900,000	$	8,129	(22)	(54)	0	(76)
	Floating rate equal to 3-Month JPY-LIBOR less 0.771% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	01/23/2019		250,000		2,254	(2)	(15)	0	(17)
	Floating rate equal to 3-Month JPY-LIBOR less 0.775% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	01/23/2019		890,000		8,069	(60)	(46)	0	(106)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	87

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

Counterparty	Receive	Pay	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
RBC	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	15,100	$	11,383	$(61)	$35	$0	$(26)
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.054% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP	2,900		3,538	(2)	92	90	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019		21,800		26,620	508	137	645	0
SOG	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020		7,300		8,928	(42)	251	209	0

								$(351)	$2,285	$3,137	$(1,203)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month KRW-KORIBOR	1.860%	12/01/2020	KRW	8,362,500	$0	$55	$55	$0
CBK	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		5,183,200	0	34	34	0
DUB	Pay	3-Month KRW-KORIBOR	1.860	12/01/2020		25,087,400	0	163	163	0
NGF	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		8,362,500	0	55	55	0

							$ 0	$307	$ 307	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.800%	06/24/2019	$8	$0	$2	$2	$0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.750	06/26/2019	12	0	1	1	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.000	06/24/2019	8	0	(4)	0	(4)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.000	06/26/2019	12	0	(5)	0	(5)

						$0	$(6)	$3	$(9)

Total Swap Agreements						$(168)	$2,633	$3,812	$(1,347)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(m)	Securities with an aggregate market value of $10,309 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$119	$0	$0	$119	$0	$0	$0	$0	$119	$(260)	$(141)
BOA	4,906	0	380	5,286	(531)	0	(215)	(746)	4,540	(5,100)	(560)
BPS	6,943	0	292	7,235	(2,992)	0	(69)	(3,061)	4,174	(4,240)	(66)
BRC	45	61	0	106	(45)	0	0	(45)	61	0	61
CBK	471	0	535	1,006	(2,665)	0	(192)	(2,857)	(1,851)	2,377	526
CIB	0	0	0	0	0	0	(38)	(38)	(38)	0	(38)
DUB	57	0	485	542	(234)	(695)	(229)	(1,158)	(616)	331	(285)
FBF	560	0	0	560	(2)	(2)	(23)	(27)	533	(560)	(27)
GLM	2,588	112	1,121	3,821	(2,760)	(1,031)	(296)	(4,087)	(266)	1,364	1,098
HUS	3,558	0	0	3,558	(18)	0	(60)	(78)	3,480	(2,910)	570

88	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

	Financial Derivative Assets					Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter		Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
IND	$0	$0	$0	$0	$	(1,524)	$0	$0	$(1,524)	$(1,524)	$1,102	$(422)
JPM	1,498	14	0	1,512		(2,044)	(16)	0	(2,060)	(548)	264	(284)
MSB	450	0	0	450		(2,206)	0	0	(2,206)	(1,756)	2,452	696
MYC	0	256	0	256		0	0	(199)	(199)	57	(480)	(423)
NAB	508	0	0	508		(509)	0	0	(509)	(1)	0	(1)
NGF	0	0	55	55		(135)	0	0	(135)	(80)	0	(80)
RBC	224	0	0	224		(1,593)	0	(26)	(1,619)	(1,395)	1,145	(250)
RYL	0	0	735	735		0	0	0	0	735	(950)	(215)
SCX	140	0	0	140		(394)	0	0	(394)	(254)	22	(232)
SOG	11	0	209	220		(1,066)	0	0	(1,066)	(846)	834	(12)
TOR	243	0	0	243		0	0	0	0	243	(280)	(37)
UAG	2,016	0	0	2,016		(573)	0	0	(573)	1,443	(1,330)	113

Total Over the Counter	$24,337	$443	$3,812	$28,592		$(19,291)	$(1,744)	$(1,347)	$(22,382)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	739	739
Swap Agreements	0	40	0	0	883	923

	$0	$40	$0	$0	$1,626	$1,666

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24,337	$0	$24,337
Purchased Options	0	0	0	37	406	443
Swap Agreements	0	365	0	3,140	307	3,812

	$0	$365	$0	$27,514	$713	$28,592

	$0	$405	$0	$27,514	$2,339	$30,258

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	89

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$504	$504
Swap Agreements	0	191	0	0	941	1,132

	$0	$191	$0	$0	$1,445	$1,636

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,291	$0	$19,291
Written Options	0	0	0	1,639	105	1,744
Swap Agreements	0	135	0	1,212	0	1,347

	$0	$135	$0	$22,142	$105	$22,382

	$0	$326	$0	$22,142	$1,550	$24,018

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(118)	$(118)
Written Options	0	0	0	0	61	61
Futures	0	0	0	0	(4,419)	(4,419)
Swap Agreements	0	76	0	0	5,104	5,180

	$0	$76	$0	$0	$628	$704

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,388	$0	$13,388
Purchased Options	0	0	0	(2,926)	785	(2,141)
Written Options	0	255	0	3,751	(902)	3,104
Swap Agreements	0	1,208	0	(14,654)	528	(12,918)

	$0	$1,463	$0	$(441)	$411	$1,433

	$0	$1,539	$0	$(441)	$1,039	$2,137

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(42)	$(42)
Futures	0	0	0	0	(501)	(501)
Swap Agreements	0	(2,311)	0	0	21,797	19,486

	$0	$(2,311)	$0	$0	$21,254	$18,943

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(26,806)	$0	$(26,806)
Purchased Options	0	0	0	1,502	(404)	1,098
Written Options	0	(144)	0	318	(163)	11
Swap Agreements	0	(552)	0	(1,756)	(588)	(2,896)

	$0	$(696)	$0	$(26,742)	$(1,155)	$(28,593)

	$0	$(3,007)	$0	$(26,742)	$20,099	$(9,650)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$1,393	$0	$1,393
Non-Agency Mortgage-Backed Securities	0	2,171	0	2,171
Belgium
Corporate Bonds & Notes	0	4,617	0	4,617
Brazil
Corporate Bonds & Notes	0	6,658	0	6,658
Canada
Corporate Bonds & Notes	0	7,619	0	7,619
Non-Agency Mortgage-Backed Securities	0	5,217	0	5,217

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Sovereign Issues	$0	$60,546	$0	$60,546
Cayman Islands
Asset-Backed Securities	0	39,919	5,600	45,519
Denmark
Corporate Bonds & Notes	0	119,123	0	119,123
Sovereign Issues	0	7,278	0	7,278
France
Corporate Bonds & Notes	0	14,441	0	14,441
Sovereign Issues	0	37,796	0	37,796
Germany
Corporate Bonds & Notes	0	6,844	0	6,844

90	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Greece
Sovereign Issues	$0	$2,377	$0	$2,377
Guernsey, Channel Islands
Corporate Bonds & Notes	0	1,206	0	1,206
Ireland
Corporate Bonds & Notes	0	2,472	0	2,472
Italy
Non-Agency Mortgage-Backed Securities	0	1,456	0	1,456
Sovereign Issues	0	29,253	0	29,253
Japan
Corporate Bonds & Notes	0	7,821	0	7,821
Sovereign Issues	0	152,325	0	152,325
Jersey, Channel Islands
Corporate Bonds & Notes	0	3,157	0	3,157
Kuwait
Sovereign Issues	0	9,592	0	9,592
Luxembourg
Asset-Backed Securities	0	118	0	118
Netherlands
Asset-Backed Securities	0	7,052	0	7,052
Corporate Bonds & Notes	0	19,374	0	19,374
Norway
Corporate Bonds & Notes	0	8,719	0	8,719
Sovereign Issues	0	1,561	0	1,561
Poland
Sovereign Issues	0	4,141	0	4,141
Portugal
Corporate Bonds & Notes	0	1,872	0	1,872
Qatar
Sovereign Issues	0	1,233	0	1,233
Saudi Arabia
Sovereign Issues	0	11,985	0	11,985
Slovenia
Sovereign Issues	0	31,327	0	31,327
South Korea
Sovereign Issues	0	1,600	0	1,600
Spain
Corporate Bonds & Notes	0	786	0	786
Sovereign Issues	0	13,398	0	13,398
Supranational
Corporate Bonds & Notes	0	10,964	0	10,964
Sweden
Corporate Bonds & Notes	0	19,403	0	19,403
Switzerland
Corporate Bonds & Notes	0	5,393	0	5,393
Sovereign Issues	0	2,145	0	2,145
United Kingdom
Corporate Bonds & Notes	0	47,436	3,000	50,436
Non-Agency Mortgage-Backed Securities	0	15,965	0	15,965
Sovereign Issues	0	41,300	0	41,300

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
United States
Asset-Backed Securities	$0	$24,341	$0	$24,341
Corporate Bonds & Notes	0	60,352	0	60,352
Loan Participations and Assignments	0	2,502	0	2,502
Municipal Bonds & Notes	0	2,054	0	2,054
Non-Agency Mortgage-Backed Securities	0	112,850	5,273	118,123
Preferred Securities	398	0	0	398
U.S. Government Agencies	0	79,313	126	79,439
U.S. Treasury Obligations	0	69,264	0	69,264
Short-Term Instruments
Certificates of Deposit	0	3,107	0	3,107
Repurchase Agreements	0	4,061	0	4,061
Japan Treasury Bills	0	211,042	0	211,042
Mexico Treasury Bills	0	9,955	0	9,955
U.S. Treasury Bills	0	10,097	0	10,097

	$398	$1,357,991	$13,999	$1,372,388

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$26	$0	$0	$26

Total Investments	$424	$1,357,991	$13,999	$1,372,414

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,196)	$0	$(4,196)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	739	927	0	1,666
Over the counter	0	28,592	0	28,592

	$739	$29,519	$0	$30,258

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(504)	(1,132)	0	(1,636)
Over the counter	0	(22,378)	(4)	(22,382)

	$(504)	$(23,510)	$(4)	$(24,018)

Total Financial Derivative Instruments	$235	$6,009	$(4)	$6,240

Totals	$659	$1,359,804	$13,995	$1,374,458

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	91

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

March 31, 2017

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases(1)	Net Sales(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017(2)
Investments in Securities, at Value
Cayman Islands
Asset-Backed Securities	$0	$5,600	$0	$0	$0	$0	$0	$0	$5,600	$0
United Kingdom
Corporate Bonds & Notes	0	2,996	0	0	0	4	0	0	3,000	4
United States
Corporate Bonds & Notes	4,927	0	(5,000)	0	0	73	0	0	0	0
Non-Agency Mortgage-Backed Securities	4,792	4,978	(4,449)	3	(474)	423	0	0	5,273	2
U.S. Government Agencies	199	0	(80)	0	0	7	0	0	126	3

	$9,918	$13,574	$(9,529)	$3	$(474)	$507	$0	$0	$13,999	$9

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(19)	$0	$0	$0	$15	$0	$0	$(4)	$14

Totals	$9,918	$13,555	$(9,529)	$3	$(474)	$522	$0	$0	$13,995	$23

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Cayman Islands
Asset-Backed Securities	$5,600	Proxy Pricing	Base Price	100.000
United Kingdom
Corporate Bonds & Notes	3,000	Proxy Pricing	Base Price	100.000
United States
Non-Agency Mortgage-Backed Securities	4,987	Proxy Pricing	Base Price	99.853
	286	Third Party Vendor	Broker Quote	99.841
U.S. Government Agencies	126	Proxy Pricing	Base Price	97.464

Financial Derivative Instruments - Liabilities
Over the counter	(4)	Indicative Market Quotation	Broker Quote	(0.840)

Total	$13,995

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

92	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.1%

ARGENTINA 0.6%

SOVEREIGN ISSUES 0.6%
Argentine Government International Bond
5.625% due 01/26/2022		$2,600	$2,666

Total Argentina (Cost $2,600)			2,666

BELGIUM 0.6%

CORPORATE BONDS & NOTES 0.6%
KBC Bank NV
8.000% due 01/25/2023		$2,600	2,728

Total Belgium (Cost $2,667)			2,728

BRAZIL 0.8%

CORPORATE BONDS & NOTES 0.8%
Petrobras Global Finance BV
7.375% due 01/17/2027		$3,800	4,027

Total Brazil (Cost $3,853)			4,027

CANADA 3.5%

CORPORATE BONDS & NOTES 0.9%
Glencore Finance Canada Ltd.
2.700% due 10/25/2017		$1,900	1,908
Royal Bank of Canada
2.300% due 03/22/2021		2,400	2,404

			4,312

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%
Canadian Mortgage Pools
1.011% due 06/01/2020	CAD	1,499	1,121
1.211% due 08/01/2020		1,392	1,045

			2,166

SOVEREIGN ISSUES 2.2%
Canada Government International Bond
3.000% due 12/01/2036 (f)(j)		2,641	2,865
Province of Alberta
2.350% due 06/01/2025 (j)		3,200	2,416
Province of Ontario
2.400% due 06/02/2026 (j)		7,000	5,276

			10,557

Total Canada (Cost $17,385)			17,035

CAYMAN ISLANDS 4.6%

ASSET-BACKED SECURITIES 4.2%
ACAS CLO Ltd.
2.165% due 01/15/2027		$2,400	2,400
2.215% due 07/18/2026		1,300	1,303
Blue Hill CLO Ltd.
2.203% due 01/15/2026		1,300	1,302
Bowman Park CLO Ltd.
2.233% due 11/23/2025		1,300	1,301
Cent CLO Ltd.
0.000% due 07/27/2026		2,600	2,602
Hildene CLO Ltd.
0.000% due 07/19/2026 (b)		2,400	2,400
Jamestown CLO Ltd.
0.000% due 01/17/2027 (b)		2,400	2,400
Nelder Grove CLO Ltd.
2.300% due 08/28/2026		1,300	1,301
NewMark Capital Funding CLO Ltd.
2.372% due 06/30/2026		1,300	1,300
Oak Hill Credit Partners Ltd.
0.000% due 07/20/2026		2,600	2,602

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Octagon Investment Partners Ltd.
2.069% due 04/15/2026		$1,300	$1,298

			20,209

CORPORATE BONDS & NOTES 0.4%
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (h)		2,486	932
6.750% due 10/01/2023 (h)		2,861	1,073

			2,005

Total Cayman Islands (Cost $25,199)			22,214

CHINA 0.2%

SOVEREIGN ISSUES 0.2%
China Development Bank Corp.
5.840% due 01/03/2019	CNY	2,730	410
China Government International Bond
3.290% due 04/18/2020		1,840	269
3.380% due 05/23/2023		900	132
4.080% due 08/22/2023		900	138

Total China (Cost $1,012)			949

COLOMBIA 0.7%

CORPORATE BONDS & NOTES 0.7%
Ecopetrol S.A.
5.875% due 05/28/2045		$3,600	3,306

Total Colombia (Cost $3,611)			3,306

CZECH REPUBLIC 1.7%

SOVEREIGN ISSUES 1.7%
Czech Republic Government International Bond
0.950% due 05/15/2030	CZK	17,900	682
1.200% due 07/23/2017		42,500	1,696
2.500% due 08/25/2028		102,300	4,645
4.000% due 04/11/2017		24,800	980

Total Czech Republic (Cost $8,342)			8,003

DENMARK 4.1%

CORPORATE BONDS & NOTES 4.1%
BRFkredit A/S
3.000% due 10/01/2047	DKK	92	14
Nordea Kredit Realkreditaktieselskab
1.000% due 04/01/2018		9,200	1,336
2.500% due 10/01/2037		1,963	293
2.500% due 10/01/2047		17,568	2,563
Nykredit Realkredit A/S
1.000% due 04/01/2018		8,100	1,180
2.000% due 10/01/2047		15,002	2,107
2.500% due 10/01/2047		43,179	6,298
Realkredit Danmark A/S
1.000% due 04/01/2018		24,800	3,615
2.000% due 10/01/2047		9,546	1,342
2.500% due 10/01/2037		759	113
2.500% due 10/01/2047		5,737	839

Total Denmark (Cost $19,784)			19,700

FRANCE 1.1%

CORPORATE BONDS & NOTES 1.1%
Dexia Credit Local S.A.
1.875% due 09/15/2021		$3,600	3,474
2.250% due 02/18/2020		1,600	1,597

Total France (Cost $5,187)			5,071

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GERMANY 1.3%

CORPORATE BONDS & NOTES 1.3%
Deutsche Bank AG
1.350% due 05/30/2017		$2,700	$2,699
4.250% due 10/14/2021		3,100	3,180
Deutsche Pfandbriefbank AG
1.625% due 08/30/2019		400	395

Total Germany (Cost $6,189)			6,274

GREECE 0.2%

CORPORATE BONDS & NOTES 0.2%
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	1,000	1,025

Total Greece (Cost $1,056)			1,025

GUERNSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,900	1,910

Total Guernsey, Channel Islands (Cost $1,895)			1,910

HONG KONG 0.4%

CORPORATE BONDS & NOTES 0.4%
CNPC General Capital Ltd.
2.750% due 05/14/2019		$1,800	1,819

Total Hong Kong (Cost $1,794)			1,819

INDONESIA 1.8%

SOVEREIGN ISSUES 1.8%
Indonesia Government International Bond
5.250% due 01/17/2042		$1,900	2,037
8.375% due 03/15/2034	IDR	80,000,000	6,376

Total Indonesia (Cost $8,754)			8,413

IRELAND 0.7%

ASSET-BACKED SECURITIES 0.3%
Avoca CLO PLC
0.159% due 05/16/2024	EUR	1,200	1,276
CELF Low Levered Partners PLC
0.027% due 03/04/2024		124	132

			1,408

CORPORATE BONDS & NOTES 0.4%
AerCap Ireland Capital DAC
4.625% due 10/30/2020		$1,800	1,904

Total Ireland (Cost $3,327)			3,312

ITALY 4.5%

CORPORATE BONDS & NOTES 1.1%
Banca Carige SpA
3.875% due 10/24/2018	EUR	4,600	5,135

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.0%
Casa D’este Finance SRL
0.020% due 09/15/2040		1,076	1,146
Claris Finance SRL
0.137% due 10/31/2060		2,726	2,906
Giovecca Mortgages SRL
0.271% due 04/23/2048		671	717

			4,769

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	93

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.4%
Italy Buoni Poliennali Del Tesoro
1.650% due 04/23/2020 (f)(j)	EUR	2,612	$2,920
2.350% due 09/15/2024 (f)(j)		7,150	8,461

			11,381

Total Italy (Cost $23,767)			21,285

JAPAN 4.6%

CORPORATE BONDS & NOTES 0.7%
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		$1,500	1,514
Sumitomo Mitsui Financial Group, Inc.
2.058% due 07/14/2021		1,700	1,656

			3,170

SOVEREIGN ISSUES 3.9%
Japan Bank for International Cooperation
2.000% due 11/04/2021		1,300	1,269
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		3,800	3,742
Japan Government International Bond
0.100% due 03/10/2026 (f)	JPY	925,927	8,754
0.500% due 09/20/2046		360,000	2,956
Tokyo Metropolitan Government
2.000% due 05/17/2021		$1,900	1,856

			18,577

Total Japan (Cost $23,337)			21,747

KUWAIT 1.7%

SOVEREIGN ISSUES 1.7%
Kuwait International Government Bond
2.750% due 03/20/2022		$2,000	2,006
3.500% due 03/20/2027		6,200	6,274

Total Kuwait (Cost $8,127)			8,280

LUXEMBOURG 1.1%

CORPORATE BONDS & NOTES 1.1%
Altice Financing S.A.
7.500% due 05/15/2026		$1,700	1,810
Altice Luxembourg S.A.
7.750% due 05/15/2022		300	319
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		1,270	1,427
Wind Acquisition Finance S.A.
7.000% due 04/23/2021	EUR	1,600	1,773

Total Luxembourg (Cost $5,201)			5,329

MALAYSIA 0.2%

SOVEREIGN ISSUES 0.2%
Malaysia Government International Bond
4.232% due 06/30/2031	MYR	4,500	988

Total Malaysia (Cost $1,173)			988

MEXICO 0.9%

CORPORATE BONDS & NOTES 0.0%
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		$700	0

SOVEREIGN ISSUES 0.9%
Mexico Government International Bond
4.000% due 03/15/2115	EUR	3,000	2,794
4.350% due 01/15/2047		$1,700	1,568

			4,362

Total Mexico (Cost $5,491)			4,362

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NETHERLANDS 2.4%

ASSET-BACKED SECURITIES 0.4%
Cadogan Square CLO BV
0.040% due 01/17/2023	EUR	1,108	$1,183
Panther CDO BV
0.082% due 10/15/2084		490	522

			1,705

CORPORATE BONDS & NOTES 1.9%
ING Bank NV
2.625% due 12/05/2022		$5,000	4,996
ING Groep NV
2.302% due 03/29/2022		1,200	1,203
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	900	1,084
Vonovia Finance BV
3.200% due 10/02/2017		$1,760	1,770

			9,053

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
EMF-NL Prime BV
0.473% due 04/17/2041	EUR	447	445
Eurosail BV
1.173% due 10/17/2040		223	239

			684

Total Netherlands (Cost $11,322)			11,442

NORWAY 1.4%

CORPORATE BONDS & NOTES 1.2%
DNB Bank ASA
2.375% due 06/02/2021		$1,000	989
DNB Boligkreditt A/S
2.500% due 03/28/2022		1,200	1,199
Eksportfinans ASA
5.500% due 06/26/2017		3,400	3,423

			5,611

SOVEREIGN ISSUES 0.2%
Norway Government International Bond
3.750% due 05/25/2021	NOK	7,700	999

Total Norway (Cost $6,731)			6,610

PERU 0.9%

SOVEREIGN ISSUES 0.9%
Peru Government International Bond
8.200% due 08/12/2026	PEN	12,400	4,507

Total Peru (Cost $4,495)			4,507

PHILIPPINES 0.3%

SOVEREIGN ISSUES 0.3%
Philippines Government International Bond
6.250% due 01/14/2036	PHP	64,000	1,422

Total Philippines (Cost $1,626)			1,422

POLAND 0.8%

SOVEREIGN ISSUES 0.8%
Poland Government International Bond
2.250% due 04/25/2022	PLN	9,300	2,278
3.250% due 07/25/2025		7,000	1,762

Total Poland (Cost $4,367)			4,040

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PORTUGAL 0.4%

CORPORATE BONDS & NOTES 0.4%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	2,200	$698
4.750% due 01/15/2018 ^		100	32
Novo Banco S.A.
5.000% due 04/04/2019		239	235
5.000% due 05/21/2019		810	799

Total Portugal (Cost $3,769)			1,764

QATAR 1.0%

SOVEREIGN ISSUES 1.0%
Qatar Government International Bond
5.250% due 01/20/2020		$3,600	3,880
6.400% due 01/20/2040		700	897

Total Qatar (Cost $4,481)			4,777

SAUDI ARABIA 2.0%

SOVEREIGN ISSUES 2.0%
Saudi Government International Bond
2.375% due 10/26/2021		$8,400	8,258
3.250% due 10/26/2026		1,200	1,168

Total Saudi Arabia (Cost $9,508)			9,426

SINGAPORE 0.6%

SOVEREIGN ISSUES 0.6%
Singapore Government International Bond
2.125% due 06/01/2026	SGD	4,000	2,859

Total Singapore (Cost $2,868)			2,859

SLOVENIA 3.6%

SOVEREIGN ISSUES 3.6%
Slovenia Government International Bond
4.750% due 05/10/2018		$700	724
5.850% due 05/10/2023		14,300	16,447

Total Slovenia (Cost $15,008)			17,171

SOUTH AFRICA 0.4%

SOVEREIGN ISSUES 0.4%
South Africa Government International Bond
5.375% due 07/24/2044		$1,800	1,771

Total South Africa (Cost $1,771)			1,771

SOUTH KOREA 0.3%

SOVEREIGN ISSUES 0.3%
Korea Land & Housing Corp.
1.875% due 08/02/2017		$1,700	1,700

Total South Korea (Cost $1,699)			1,700

SPAIN 1.3%

SOVEREIGN ISSUES 1.3%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	1,150	1,282
4.900% due 09/15/2021		900	1,018
4.950% due 02/11/2020		600	687
Autonomous Community of Madrid
4.688% due 03/12/2020		1,700	2,058
Autonomous Community of Valencia
2.013% due 09/04/2017		400	430
Spain Government International Bond
0.750% due 07/30/2021 (j)		700	764

Total Spain (Cost $6,402)			6,239

94	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWEDEN 0.5%

CORPORATE BONDS & NOTES 0.5%
PZU Finance AB
1.375% due 07/03/2019	EUR	1,700	$1,853
Swedbank AB
2.200% due 03/04/2020		$700	699

Total Sweden (Cost $2,588)			2,552

THAILAND 0.7%

SOVEREIGN ISSUES 0.7%
Thailand Government International Bond
3.400% due 06/17/2036	THB	40,900	1,216
3.650% due 06/20/2031		69,110	2,148

Total Thailand (Cost $3,317)			3,364

UNITED KINGDOM 11.6%

CORPORATE BONDS & NOTES 7.2%
Barclays Bank PLC
7.625% due 11/21/2022		$3,800	4,163
7.750% due 04/10/2023		3,000	3,159
Barclays PLC
6.500% due 09/15/2019 (g)	EUR	1,100	1,196
7.000% due 09/15/2019 (g)	GBP	700	876
7.875% due 09/15/2022 (g)		300	391
8.000% due 12/15/2020 (g)	EUR	250	290
8.250% due 12/15/2018 (g)		$400	421
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	300	423
Frontier Finance PLC
8.000% due 03/23/2022		1,000	1,250
Imperial Tobacco Finance PLC
2.950% due 07/21/2020		$1,200	1,216
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	3,000	4,799
Lloyds Banking Group PLC
7.625% due 06/27/2023 (g)		3,100	4,245
Nationwide Building Society
10.250% due 06/29/2049 (g)		1	173
Santander UK Group Holdings PLC
2.875% due 10/16/2020 (j)		$5,000	5,015
7.375% due 06/24/2022 (g)	GBP	3,300	4,336
Tesco Property Finance PLC
5.411% due 07/13/2044		492	627
5.801% due 10/13/2040		590	776
7.623% due 07/13/2039		91	141
Virgin Media Secured Finance PLC
5.000% due 04/15/2027		900	1,140

			34,637

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.0%
Alba PLC
0.544% due 11/25/2042		709	848
Bluestone Securities PLC
0.004% due 06/09/2043	EUR	1,706	1,753
0.547% due 06/09/2044	GBP	2,346	2,866
Eurosail PLC
0.035% due 03/13/2045	EUR	712	745
0.507% due 12/10/2044	GBP	1,011	1,243
Great Hall Mortgages PLC
0.093% due 06/18/2039	EUR	1,048	1,092
0.472% due 03/18/2039	GBP	1,425	1,752
0.482% due 06/18/2039		461	562
0.492% due 06/18/2038		536	656
Mortgage Funding PLC
1.444% due 03/13/2046		259	326
Nemus Arden PLC
0.588% due 02/15/2020		115	143
Newgate Funding PLC
0.270% due 12/15/2050	EUR	516	544

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Southern Pacific Financing PLC
0.527% due 06/10/2043	GBP	390	$483
0.947% due 12/10/2042		288	325
Uropa Securities PLC
0.547% due 06/10/2059		447	533
0.697% due 06/10/2059		103	111
0.897% due 06/10/2059		81	88
1.097% due 06/10/2059		86	91

			14,161

SOVEREIGN ISSUES 1.4%
United Kingdom Gilt
0.125% due 03/22/2024 (f)(j)		4,163	6,184
3.500% due 01/22/2045 (j)		300	519

			6,703

Total United Kingdom (Cost $59,719)			55,501

UNITED STATES 48.3%

ASSET-BACKED SECURITIES 10.3%
Accredited Mortgage Loan Trust
1.112% due 02/25/2037		$1,330	1,308
ACE Securities Corp. Home Equity Loan Trust
1.882% due 12/25/2034		190	177
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.432% due 07/25/2035		300	289
Argent Securities Trust
1.132% due 06/25/2036		1,396	513
1.132% due 07/25/2036		822	370
1.222% due 07/25/2036		1,027	472
Asset-Backed Funding Certificates Trust
1.142% due 01/25/2037		700	469
Bear Stearns Asset-Backed Securities Trust
1.092% due 02/25/2037		927	890
1.222% due 06/25/2047		1,000	892
1.302% due 01/25/2047		513	500
1.382% due 09/25/2046		214	188
1.392% due 12/25/2035		714	708
1.472% due 09/25/2035		1,000	963
1.987% due 06/25/2035		2,000	1,868
Countrywide Asset-Backed Certificates
1.132% due 05/25/2037		992	946
1.202% due 09/25/2037 ^		203	168
1.242% due 12/25/2036		4,023	3,497
4.149% due 04/25/2036		497	498
4.815% due 07/25/2036		682	694
4.880% due 10/25/2046 ^		554	522
Countrywide Asset-Backed Certificates Trust
1.582% due 08/25/2035		7	7
1.622% due 10/25/2035		1,000	993
1.702% due 07/25/2034		408	390
4.676% due 03/25/2034		1,000	1,008
Credit Suisse First Boston Mortgage Securities Corp.
1.602% due 01/25/2032		29	26
Credit-Based Asset Servicing and Securitization LLC
1.202% due 07/25/2037		347	223
3.929% due 03/25/2037 ^		1,286	711
Fieldstone Mortgage Investment Trust
0.938% due 11/25/2036		1,368	815
First Franklin Mortgage Loan Trust
1.122% due 09/25/2036		756	742
1.142% due 04/25/2036		268	245
1.472% due 09/25/2035		808	797
2.257% due 07/25/2034		456	443
First NLC Trust
1.687% due 12/25/2035		680	648
Fremont Home Loan Trust
1.462% due 07/25/2035		313	314
GSAA Home Equity Trust
1.432% due 08/25/2037		363	337
GSAMP Trust
1.072% due 01/25/2037		226	142
1.082% due 12/25/2046		1,478	918

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.102% due 12/25/2036	$1,134	$630
1.132% due 12/25/2046	961	601
1.252% due 04/25/2036	1,000	614
Home Equity Asset Trust
2.182% due 10/25/2033	617	580
HSI Asset Securitization Corp. Trust
1.202% due 12/25/2036	684	297
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.222% due 04/25/2037	698	449
JPMorgan Mortgage Acquisition Trust
1.062% due 08/25/2036	6	3
1.132% due 07/25/2036	2,439	1,239
Massachusetts Educational Financing Authority
1.988% due 04/25/2038	85	85
MASTR Asset-Backed Securities Trust
1.222% due 03/25/2036	939	588
1.282% due 01/25/2036	238	235
Merrill Lynch Mortgage Investors Trust
1.092% due 08/25/2037	755	446
1.242% due 04/25/2037	993	579
1.292% due 08/25/2036	200	196
Morgan Stanley ABS Capital, Inc. Trust
1.072% due 01/25/2037	728	413
1.122% due 10/25/2036	798	448
1.122% due 11/25/2036	294	183
1.132% due 11/25/2036	1,643	1,022
1.202% due 11/25/2036	294	185
1.212% due 10/25/2036	1,048	646
1.627% due 09/25/2035	500	466
Morgan Stanley Home Equity Loan Trust
1.687% due 08/25/2035	253	249
New Century Home Equity Loan Trust
1.492% due 09/25/2035	1,000	974
RAAC Trust
1.462% due 03/25/2037	504	493
Renaissance Home Equity Loan Trust
5.797% due 08/25/2036	516	316
Residential Asset Mortgage Products Trust
1.142% due 12/25/2036	108	106
1.602% due 05/25/2035	1,000	936
Residential Asset Securities Corp. Trust
1.132% due 07/25/2036	1,446	1,279
1.132% due 08/25/2036	201	199
1.322% due 11/25/2035	500	472
Securitized Asset-Backed Receivables LLC Trust
1.272% due 12/25/2035	1,186	1,082
1.957% due 03/25/2035	417	406
Soundview Home Loan Trust
1.242% due 02/25/2037	1,616	660
Specialty Underwriting & Residential Finance Trust
1.282% due 12/25/2036	1,070	922
4.439% due 02/25/2037 ^	717	392
Structured Asset Investment Loan Trust
1.702% due 02/25/2035	872	860
Structured Asset Securities Corp. Mortgage Loan Trust
1.142% due 03/25/2036	199	195
1.322% due 02/25/2036	1,000	941
1.432% due 11/25/2035	1,000	976
Vericrest Opportunity Loan Trust
4.250% due 03/26/2046	867	873
Washington Mutual Asset-Backed Certificates Trust
1.222% due 05/25/2036	1,575	1,190
Wells Fargo Home Equity Asset-Backed Securities Trust
1.572% due 11/25/2035	1,250	1,214

		49,331

CORPORATE BONDS & NOTES 12.8%
Air Lease Corp.
3.375% due 01/15/2019	1,100	1,126
Ally Financial, Inc.
3.500% due 01/27/2019	1,400	1,414
3.750% due 11/18/2019	200	202
4.125% due 03/30/2020	300	307

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	95

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Anadarko Petroleum Corp.
6.950% due 06/15/2019		$500	$550
8.700% due 03/15/2019		500	561
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		2,200	2,218
3.300% due 02/01/2023		1,100	1,121
Anheuser-Busch InBev Worldwide, Inc.
4.950% due 01/15/2042		1,900	2,057
AT&T, Inc.
1.617% due 01/15/2020		3,200	3,222
Charter Communications Operating LLC
4.464% due 07/23/2022		1,400	1,476
4.908% due 07/23/2025		960	1,015
CIT Group, Inc.
4.250% due 08/15/2017		900	909
5.000% due 05/15/2018		500	504
5.250% due 03/15/2018		800	822
5.500% due 02/15/2019		200	211
Citigroup, Inc.
2.650% due 10/26/2020		800	806
Continental Airlines Pass-Through Trust
6.000% due 07/12/2020		544	564
CVS Pass-Through Trust
7.507% due 01/10/2032		2,320	2,856
EQT Midstream Partners LP
4.125% due 12/01/2026		1,700	1,687
Everett Spinco, Inc.
2.875% due 03/27/2020		1,100	1,110
Ford Motor Credit Co. LLC
5.875% due 08/02/2021		2,100	2,337
Hyundai Capital America
1.750% due 09/27/2019		1,200	1,180
International Lease Finance Corp.
8.250% due 12/15/2020		600	710
JPMorgan Chase & Co.
2.550% due 03/01/2021		2,000	2,002
MetLife, Inc.
6.817% due 08/15/2018		1,200	1,279
Nasdaq, Inc.
3.850% due 06/30/2026		1,100	1,096
Navient Corp.
8.000% due 03/25/2020		2,000	2,177
Nissan Motor Acceptance Corp.
1.550% due 09/13/2019		1,900	1,874
Pricoa Global Funding
2.200% due 06/03/2021		1,700	1,677
Reynolds American, Inc.
8.125% due 06/23/2019		1,400	1,579
Rio Oil Finance Trust
9.250% due 07/06/2024		1,591	1,619
Sprint Spectrum Co. LLC
3.360% due 03/20/2023		1,200	1,203
Tagua Leasing LLC
1.581% due 11/16/2024		4,749	4,604
UIL Holdings Corp.
4.625% due 10/01/2020 (j)		4,100	4,233
Verizon Communications, Inc.
3.125% due 03/16/2022		800	804
5.150% due 09/15/2023		1,000	1,099
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019		1,600	1,596
Wells Fargo & Co.
2.153% due 01/24/2023		1,300	1,315
Zimmer Biomet Holdings, Inc.
1.414% due 12/13/2022	EUR	1,600	1,741
3.150% due 04/01/2022		$2,326	2,337

			61,200

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%
Energy Future Intermediate Holding Co. LLC
4.304% due 06/30/2017		1,600	1,601

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.9%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	$3,100	$3,966
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,100	2,681
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,300	1,582
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (d)	17,100	864

		9,093

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.8%
Adjustable Rate Mortgage Trust
2.746% due 01/25/2035	169	171
5.150% due 11/25/2037 ^	506	422
Ally Financial, Inc.
2.500% due 12/15/2017 (h)	5,000	4,987
Banc of America Funding Trust
1.188% due 04/20/2047 ^	240	208
1.192% due 04/25/2037 ^	145	104
3.102% due 05/25/2035	280	287
6.000% due 07/25/2037 ^	347	271
Banc of America Mortgage Trust
6.000% due 10/25/2036 ^	206	176
Banc of America Re-REMIC Trust
5.901% due 02/17/2051	486	487
BCAP LLC Trust
1.192% due 05/25/2047	660	542
4.000% due 02/26/2037	119	119
Bear Stearns Adjustable Rate Mortgage Trust
2.910% due 02/25/2036	116	104
3.192% due 08/25/2035	74	66
3.510% due 02/25/2034	25	25
3.715% due 04/25/2034	197	192
Bear Stearns ALT-A Trust
3.008% due 03/25/2036	617	428
3.272% due 09/25/2035	112	97
3.284% due 09/25/2035 ^	557	420
3.404% due 05/25/2035	230	223
Chase Mortgage Finance Trust
3.223% due 03/25/2037 ^	475	391
Citigroup Mortgage Loan Trust, Inc.
2.997% due 05/25/2035	139	131
3.203% due 04/25/2037 ^	332	267
Countrywide Alternative Loan Trust
1.188% due 07/20/2046 ^	186	103
3.072% due 06/25/2037	440	395
5.500% due 10/25/2035 ^	47	42
5.500% due 02/25/2036 ^	76	66
6.000% due 01/25/2037 ^	711	683
6.000% due 02/25/2037 ^	836	571
6.000% due 05/25/2037 ^	700	511
6.250% due 12/25/2036 ^	671	490
6.500% due 08/25/2037 ^	423	265
8.000% due 10/25/2036 ^	51	45
Countrywide Home Loan Mortgage Pass-Through Trust
1.732% due 03/25/2035	849	622
6.000% due 02/25/2037 ^	293	259
6.250% due 09/25/2036 ^	469	394
Countrywide Home Loan Reperforming REMIC Trust
1.322% due 06/25/2035	317	291
Credit Suisse Mortgage Capital Certificates
3.491% due 08/28/2036	67	67
Deutsche ALT-B Securities, Inc.
5.945% due 02/25/2036 ^	490	434
GreenPoint Mortgage Funding Trust
1.142% due 02/25/2037 ^	93	85
Greenpoint Mortgage Pass-Through Certificates
3.674% due 10/25/2033	34	33

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSR Mortgage Loan Trust
3.178% due 05/25/2037 ^	$37	$33
HarborView Mortgage Loan Trust
3.459% due 02/25/2036 ^	69	55
3.480% due 07/19/2035 ^	33	29
Impac Secured Assets CMN Owner Trust
3.148% due 07/25/2035	151	114
Impac Secured Assets Trust
1.152% due 01/25/2037	662	611
IndyMac Mortgage Loan Trust
1.222% due 07/25/2035	17	15
3.024% due 12/25/2034	11	10
3.313% due 06/25/2036	394	354
JPMorgan Alternative Loan Trust
3.013% due 12/25/2036	225	215
3.313% due 05/25/2037 ^	609	517
JPMorgan Mortgage Trust
3.118% due 10/25/2035 ^	558	507
3.270% due 02/25/2035	13	13
Lehman Mortgage Trust
6.000% due 09/25/2037 ^	422	415
Merrill Lynch Mortgage Investors Trust
1.192% due 02/25/2036	63	60
1.232% due 11/25/2035	8	7
1.784% due 10/25/2035	7	7
3.204% due 03/25/2036 ^	159	116
Morgan Stanley Mortgage Loan Trust
1.882% due 02/25/2036 ^	77	67
3.539% due 09/25/2035 ^	316	258
3.864% due 05/25/2036 ^	287	219
Morgan Stanley Re-REMIC Trust
5.949% due 08/15/2045	13	13
Prime Mortgage Trust
1.482% due 02/25/2035	442	415
6.000% due 06/25/2036 ^	183	172
Residential Accredit Loans, Inc. Trust
1.082% due 05/25/2037	732	632
1.112% due 02/25/2037	701	627
1.122% due 01/25/2037	1,196	992
1.152% due 12/25/2036	460	371
1.172% due 07/25/2036	638	560
1.382% due 11/25/2036 ^	452	295
5.000% due 09/25/2036 ^	121	101
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^	56	51
Structured Adjustable Rate Mortgage Loan Trust
1.302% due 10/25/2035	202	171
3.267% due 04/25/2036 ^	317	249
Structured Asset Mortgage Investments Trust
1.182% due 05/25/2036	608	520
1.192% due 05/25/2036	57	44
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.250% due 09/25/2034	248	249
Suntrust Adjustable Rate Mortgage Loan Trust
3.482% due 02/25/2037 ^	510	434
Thornburg Mortgage Securities Trust
1.722% due 09/25/2044	66	61
WaMu Mortgage Pass-Through Certificates Trust
1.262% due 11/25/2045	164	146
1.372% due 10/25/2044	165	160
2.038% due 08/25/2042	12	11
2.705% due 12/25/2036 ^	498	462
3.000% due 10/25/2036 ^	922	734
Washington Mutual Mortgage Pass-Through Certificates Trust
1.142% due 02/25/2037 ^	934	712
5.500% due 11/25/2035 ^	170	153
6.500% due 08/25/2035 ^	178	167
Wells Fargo Mortgage-Backed Securities Trust
3.094% due 01/25/2035	46	46

		27,644

96	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 12.8%
Fannie Mae
1.382% due 06/25/2036	$87	$87
1.432% due 01/25/2044	466	468
2.440% due 08/01/2022	457	461
2.850% due 06/01/2022	572	585
3.000% due 01/01/2022 - 09/01/2042	955	983
3.500% due 01/01/2026 - 10/01/2040	25	26
4.000% due 01/01/2037 - 10/01/2041	98	104
4.500% due 05/01/2023 - 03/01/2044	757	809
5.000% due 10/01/2032 - 10/01/2041	356	390
5.500% due 01/01/2029 - 02/01/2041	356	396
6.000% due 06/01/2026 - 06/01/2040	1,001	1,131
Fannie Mae, TBA
2.500% due 05/01/2032	6,000	5,995
3.000% due 04/01/2047 - 05/01/2047	14,300	14,175
3.500% due 05/01/2047	17,800	18,171
4.000% due 05/01/2047	6,800	7,119
4.500% due 05/01/2047	2,000	2,142
Freddie Mac
1.130% due 01/15/2038	1,550	1,544
1.788% due 01/15/2038 (a)	1,550	89

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac, TBA
3.000% due 04/01/2047		$3,000	$2,972
Ginnie Mae
1.530% due 01/20/2066		3,546	3,543

			61,190

U.S. TREASURY OBLIGATIONS 4.4%
U.S. Treasury Inflation Protected Securities (f)
2.500% due 01/15/2029 (j)(l)(n)		17,081	20,911

Total United States (Cost $219,464)			230,970

SHORT-TERM INSTRUMENTS 5.9%

REPURCHASE AGREEMENTS (i) 0.4%
			1,917

CZECH REPUBLIC TREASURY BILLS 0.1%
(0.568)% due 09/29/2017 (d)(e)	CZK	8,000	317

JAPAN TREASURY BILLS 4.3%
(0.337)% due 05/15/2017 - 06/19/2017 (c)(d)	JPY	2,310,000	20,756

MEXICO TREASURY BILLS 1.0%
7.017% due 11/30/2017 - 03/01/2018 (c)(d)	MXN	90,900	4,580

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.732% due 04/20/2017 (c)(d)(n)	$718	$718

Total Short-Term Instruments (Cost $27,580)		28,288

Total Investments in Securities (Cost $566,466)		564,846

	SHARES
INVESTMENTS IN AFFILIATES 1.5%

SHORT-TERM INSTRUMENTS 1.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.5%
PIMCO Short-Term Floating NAV Portfolio III	739,631	7,312

Total Short-Term Instruments (Cost $7,311)		7,312

Total Investments in Affiliates (Cost $7,311)		7,312

Total Investments 119.6% (Cost $573,777)		$572,158

Financial Derivative Instruments (k)(m) 1.2%
(Cost or Premiums, net $(2,525))		5,859

Other Assets and Liabilities, net (20.8)%		(99,522)

Net Assets 100.0%		$478,495

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	12/15/2017	02/24/2017	$ 4,981	$4,987	1.04%
Odebrecht Offshore Drilling Finance Ltd.	6.625	10/01/2023	12/09/2014 - 12/22/2014	2,344	932	0.19
Odebrecht Offshore Drilling Finance Ltd.	6.750	10/01/2023	12/09/2014 - 01/05/2015	2,654	1,073	0.23

				$ 9,979	$6,992	1.46%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$1,917	U.S. Treasury Notes 1.625% due 12/31/2019(2)	$(1,960)	$1,917	$1,917

Total Repurchase Agreements						$(1,960)	$1,917	$1,917

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	97

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
BOS	1.150%	03/31/2017	04/07/2017	$	(1,528)	$(1,528)
BPS	(0.300)	02/02/2017	05/04/2017	EUR	(2,590)	(2,762)
	0.550	01/17/2017	04/20/2017	GBP	(8,951)	(11,227)
BSN	0.850	01/05/2017	04/05/2017	$	(1,512)	(1,516)
	0.850	01/09/2017	04/10/2017		(4,371)	(4,379)
MEI	0.900	03/09/2017	04/18/2017	CAD	(10,165)	(7,649)
RDR	1.470	03/03/2017	05/23/2017	$	(8,961)	(8,972)
UBS	(0.320)	02/02/2017	05/03/2017	EUR	(12,656)	(13,494)

Total Reverse Repurchase Agreements						$(51,527)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)		Payable for Sale-Buyback Transactions(4)
TDM	0.670%	03/09/2017	04/18/2017	CAD	(3,754)	$(2,781)

Total Sale-Buyback Transactions						$(2,781)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(j)	Securities with an aggregate market value of $54,289 and cash of $269 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(1,528)	$0	$(1,528)	$1,523	$(5)
BPS	0	(13,989)	0	(13,989)	13,760	(229)
BSN	0	(5,895)	0	(5,895)	5,912	17
MEI	0	(7,649)	0	(7,649)	7,692	43
RDR	0	(8,972)	0	(8,972)	9,248	276
SSB	1,917	0	0	1,917	(1,960)	(43)
UBS	0	(13,494)	0	(13,494)	13,558	64

Master Securities Forward Transaction Agreement
TDM	0	0	(2,781)	(2,781)	2,865	84

Total Borrowings and Other Financing Transactions	$1,917	$(51,527)	$(2,781)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$(8,972)	$0	$(8,972)
Sovereign Issues	0	(18,876)	(16,256)	0	(35,132)
U.S. Treasury Obligations	0	(7,423)	0	0	(7,423)

Total	$0	$(26,299)	$(25,228)	$0	$(51,527)

Sale-Buyback Transactions
Sovereign Issues	0	(2,781)	0	0	(2,781)

Total	$0	$(2,781)	$0	$0	$(2,781)

Total Borrowings	$0	$(29,080)	$(25,228)	$0	$(54,308)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(54,308)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

98	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

(3)	The average amount of borrowings outstanding during the period ended 31, March was $(123,314) at a weighted average interest rate of 0.181%.
(4)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June Futures	$110.250	05/26/2017	695	$6	$1
Put - CBOT U.S. Treasury 5-Year Note June Futures	109.000	05/26/2017	590	5	1
Put - CBOT U.S. Treasury 10-Year Note June Futures	104.000	05/26/2017	150	1	0
Put - CBOT U.S. Treasury 10-Year Note June Futures	105.000	05/26/2017	30	0	0
Put - CBOT U.S. Treasury 10-Year Note June Futures	110.000	05/26/2017	100	1	0
Call - CBOT U.S. Treasury 30-Year Bond June Futures	200.000	05/26/2017	120	1	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June Futures	105.000	05/26/2017	85	1	0

				$15	$2

Total Purchased Options				$15	$2

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	Long	03/2018	98	$31	$5	$0
90-Day Eurodollar March Futures	Short	03/2019	98	(52)	0	(7)
90-Day Eurodollar September Futures	Long	09/2017	357	(32)	0	(9)
90-Day Eurodollar September Futures	Short	09/2018	357	(4)	0	(27)
Australia Government 3-Year Note June Futures	Long	06/2017	17	8	1	0
Australia Government 10-Year Bond June Futures	Long	06/2017	26	46	7	(1)
Call Options Strike @ EUR 113.700 on Euro-Schatz May Futures	Long	05/2017	200	(1)	0	0
Call Options Strike @ EUR 166.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2017	18	7	0	0
Canada Government 10-Year Bond June Futures	Long	06/2017	30	27	0	(11)
Euro-Bobl June Futures	Long	06/2017	127	(57)	13	0
Euro-Bono June Futures	Short	06/2017	38	(41)	8	(5)
Euro-BTP Italy Government Bond June Futures	Short	06/2017	87	(46)	14	(6)
Euro-Bund 10-Year Bond June Futures	Short	06/2017	41	(41)	1	(13)
Euro-Buxl 30-Year Bond June Futures	Long	06/2017	19	0	7	(4)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	94	(49)	40	0
Euro-Schatz June Futures	Short	06/2017	200	20	0	(7)
Japan Government 10-Year Bond June Futures	Short	06/2017	5	(1)	8	0
Put Options Strike @ EUR 126.000 on Euro-Bobl June Futures	Long	06/2017	290	(2)	0	0
Put Options Strike @ EUR 140.000 on Euro-Bund 10-Year Bond June Futures	Long	05/2017	35	0	0	0
U.S. Treasury 2-Year Note June Futures	Short	06/2017	695	(61)	0	(54)
U.S. Treasury 5-Year Note June Futures	Long	06/2017	590	96	97	0
U.S. Treasury 10-Year Note June Futures	Long	06/2017	368	121	80	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	120	(92)	0	(38)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	85	65	27	0
United Kingdom Long Gilt June Futures	Long	06/2017	44	136	21	(3)

Total Futures Contracts				$78	$329	$(185)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Altria Group, Inc.	1.000%	12/20/2020	0.200%	$	1,800	$(53)	$0	$1	$0
BASF SE	1.000	12/20/2020	0.259	EUR	600	(18)	(1)	0	0
BAT International Finance PLC	1.000	12/20/2020	0.422		1,300	(31)	(2)	1	0
Bayer AG	1.000	12/20/2020	0.326		700	(19)	(3)	0	0
Berkshire Hathaway, Inc.	1.000	12/20/2021	0.578	$	2,200	43	30	0	(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	99

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Fortum OYJ	1.000%	12/20/2020	0.516%	EUR	200	$(4)	$0	$0	$0
Koninklijke DSM NV	1.000	12/20/2020	0.258		1,200	(36)	1	0	0
Pfizer, Inc.	1.000	12/20/2020	0.218	$	2,000	(58)	1	0	0
Reynolds American, Inc.	1.000	12/20/2020	0.239		2,000	(56)	3	0	0
Shell International Finance BV	1.000	12/20/2026	1.122	EUR	1,400	(16)	13	1	0
Telia Co. AB	1.000	12/20/2020	0.429		900	(21)	1	0	0
Tesco PLC	1.000	06/20/2021	1.525		500	(11)	10	0	0
Tesco PLC	1.000	12/20/2021	1.743		400	(14)	10	0	(1)
Tesco PLC	1.000	06/20/2022	1.916		1,700	(83)	0	0	0
United Utilities PLC	1.000	12/20/2020	0.569		500	(9)	(1)	0	0
UnitedHealth Group, Inc.	1.000	12/20/2020	0.194	$	1,300	(39)	(3)	0	0

						$(425)	$59	$3	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.IG-27 5-Year Index	1.000%	12/20/2021	$	3,100	$(58)	$(13)	$0	$(1)
CDX.IG-28 5-Year Index	1.000	06/20/2022		11,500	195	15	4	0
iTraxx Europe Main 26 5-Year Index	1.000	12/20/2021	EUR	127,800	(2,196)	(361)	0	(74)
iTraxx Europe Main 27 5-Year Index	1.000	06/20/2022		48,000	(712)	(57)	0	(29)
iTraxx Europe Senior 25 5-Year Index	1.000	06/20/2021		32,100	(375)	(289)	15	0

					$(3,146)	$(705)	$19	$(104)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Year BRL-CDI	10.100%	01/02/2019	BRL	509,500	$(1,005)	$105	$23	$0
Pay	1-Year BRL-CDI	10.300	01/02/2025		180,200	834	136	0	(29)
Pay(5)	3-Month CAD-Bank Bill	5.800	12/19/2023	CAD	3,900	557	(6)	0	(9)
Pay(5)	3-Month CAD-Bank Bill	6.200	12/15/2025		2,900	406	1	0	(6)
Receive	3-Month CAD-Bank Bill	2.200	06/16/2026		9,400	(243)	250	26	0
Pay	3-Month SEK-STIBOR	1.013	01/23/2025	SEK	21,300	41	3	5	0
Pay(5)	3-Month USD-LIBOR	1.000	05/15/2018	$	55,200	(244)	(24)	3	0
Pay(5)	3-Month USD-LIBOR	1.750	06/18/2018		182,800	120	105	13	0
Receive(5)	3-Month USD-LIBOR	1.250	05/15/2019		55,200	355	12	0	(17)
Receive(5)	3-Month USD-LIBOR	2.250	06/18/2019		182,800	(183)	(170)	0	(26)
Pay(5)	3-Month USD-LIBOR	1.250	06/21/2019		58,600	(545)	133	20	0
Pay	3-Month USD-LIBOR	1.035	12/15/2021		27,800	(1,179)	(246)	18	0
Receive	3-Month USD-LIBOR	1.500	12/21/2021		23,100	(477)	(191)	20	0
Receive(5)	3-Month USD-LIBOR	1.250	06/21/2022		3,700	156	(12)	0	(3)
Receive	3-Month USD-LIBOR	2.250	12/16/2022		126,700	(1,643)	4,942	0	(120)
Pay	3-Month USD-LIBOR	2.250	12/16/2022		51,900	(639)	587	0	(57)
Pay(5)	3-Month USD-LIBOR	2.793	11/12/2024		7,600	71	71	8	0
Pay(5)	3-Month USD-LIBOR	2.798	11/12/2024		29,100	280	280	29	0
Receive	3-Month USD-LIBOR	1.750	12/21/2026		30,000	883	118	11	(35)
Receive(5)	3-Month USD-LIBOR	1.500	06/21/2027		6,700	(579)	105	11	0
Pay	3-Month USD-LIBOR	2.500	12/16/2035		8,500	(135)	(290)	13	0
Receive(5)	3-Month USD-LIBOR	2.098	07/01/2041		9,400	212	50	0	(2)
Receive	3-Month USD-LIBOR	1.768	12/15/2046		5,200	975	221	0	(7)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		5,000	(453)	70	8	0
Receive(5)	3-Month USD-LIBOR	2.953	11/12/2049		1,400	(39)	(39)	0	(2)
Receive(5)	3-Month USD-LIBOR	2.955	11/12/2049		5,000	(143)	(143)	0	(6)
Pay	3-Month ZAR-JIBAR	7.500	03/15/2019	ZAR	188,000	44	112	0	(1)
Pay	3-Month ZAR-JIBAR	7.750	03/15/2022		21,300	6	22	0	(3)
Pay	3-Month ZAR-JIBAR	8.250	03/15/2022		7,300	13	8	0	(1)
Pay(5)	3-Month ZAR-JIBAR	7.750	09/20/2022		147,800	(11)	(32)	0	(23)
Pay(5)	6-Month EUR-EURIBOR	0.000	09/20/2019	EUR	16,000	18	4	4	0
Pay(5)	6-Month EUR-EURIBOR	0.250	09/20/2022		49,100	(105)	2	44	0
Pay	6-Month EUR-EURIBOR	1.000	09/05/2026		47,700	1,675	17	61	0
Receive(5)	6-Month EUR-EURIBOR	1.000	09/20/2027		3,700	(51)	(15)	0	(10)
Receive(5)	6-Month EUR-EURIBOR	1.500	03/21/2048		11,000	(129)	(61)	17	0
Pay(5)	6-Month GBP-LIBOR	0.750	09/20/2019	GBP	57,800	83	(6)	47	0
Receive(5)	6-Month GBP-LIBOR	1.000	09/20/2022		11,400	(59)	(18)	0	(37)
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027		22,600	(715)	(353)	0	(121)
Receive(5)	6-Month GBP-LIBOR	1.750	03/21/2048		2,350	241	150	33	0

100	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	6-Month JPY-LIBOR	0.150%	03/22/2018	JPY	3,520,000	$35	$(25)	$0	$0
Receive(5)	6-Month JPY-LIBOR	0.300	09/20/2027		250,000	1	3	3	0
Receive(5)	6-Month JPY-LIBOR	0.450	03/20/2029		270,000	(7)	0	5	0
Pay	6-Month JPY-LIBOR	1.250	06/17/2035		980,000	994	(289)	0	(18)
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		1,170,000	(1,909)	1,088	49	0
Pay	28-Day MXN-TIIE	5.610	07/07/2021	MXN	185,000	(590)	(55)	16	0
Pay	28-Day MXN-TIIE	7.317	03/23/2022		32,000	9	9	4	0
Pay	28-Day MXN-TIIE	5.570	01/31/2023		93,600	(416)	(35)	10	0
Receive	28-Day MXN-TIIE	6.080	03/10/2026		48,300	(232)	42	10	0
Pay	28-Day MXN-TIIE	7.380	11/04/2026		32,700	(2)	36	8	0
Pay	28-Day MXN-TIIE	7.740	02/22/2027		51,300	66	75	12	0
Pay	28-Day MXN-TIIE	7.730	02/25/2027		26,900	34	34	7	0

						$(3,624)	$6,781	$538	$(533)

Total Swap Agreements						$(7,195)	$6,135	$560	$(639)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(l)	Securities with an aggregate market value of $9,362 and cash of $5,969 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$2	$329	$560	$891	$0	$(185)	$(639)	$(824)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2017		$28,587	JPY	3,267,200	$761	$0
BOA	04/2017	DKK	44,255		$6,717	371	0
	04/2017		$6,215	DKK	42,848	0	(71)
	04/2017		3,780	JPY	420,300	0	(4)
	05/2017	JPY	420,300		$3,784	5	0
	05/2017		$235	ZAR	3,088	0	(6)
	05/2017	ZAR	5,040		$368	0	(6)
	07/2017	DKK	36,985		5,480	152	0
	07/2017		$5,085	ILS	18,428	17	0
	01/2018	DKK	13,938		$2,039	10	0
	04/2018		20,943		3,076	9	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	101

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	04/2017	AUD	159		$119	$0	$(2)
	04/2017	BRL	12,424		3,999	31	0
	04/2017	DKK	4,429		646	11	0
	04/2017	GBP	12,900		16,243	78	0
	04/2017	INR	57,162		852	0	(29)
	04/2017	JPY	84,000		762	7	0
	04/2017		$3,994	BRL	12,424	15	(40)
	04/2017		1,253	DKK	8,686	0	(7)
	04/2017		43,660	EUR	40,489	2	(469)
	04/2017		27,723	MXN	569,573	2,638	0
	05/2017	CNY	2,391		$343	0	(3)
	05/2017	EUR	40,065		43,265	470	0
	05/2017		$3,976	BRL	12,424	0	(33)
	06/2017	COP	386,105		$127	0	(6)
	06/2017	PEN	16,365		4,999	10	(9)
	06/2017		$2,832	PHP	143,809	18	0
	03/2018	MXN	70,400		$3,366	0	(214)
	04/2018	DKK	10,840		1,597	9	0
	04/2018		$660	DKK	4,429	0	(11)
BRC	04/2017	ILS	376		$102	0	(2)
	04/2017	RON	499		116	0	(1)
	09/2017	CZK	2,000	EUR	74	0	0
CBK	04/2017	EUR	3,261		$3,487	21	(13)
	04/2017	GBP	497		618	0	(4)
	04/2017	RON	1,522		354	0	(3)
	04/2017		$1,337	AUD	1,739	0	(8)
	04/2017		7,195	CHF	7,223	16	0
	04/2017		157	CZK	3,918	0	(2)
	04/2017		5,553	EUR	5,199	4	(10)
	05/2017	JPY	1,240,000		$11,026	0	(125)
	06/2017	COP	850,981		283	0	(10)
	06/2017	JPY	420,000		3,672	0	(111)
	06/2017	MYR	2,807		625	0	(5)
	06/2017		$1,060	IDR	14,321,450	9	0
	06/2017		15,188	KRW	17,180,213	199	0
DUB	04/2017	RUB	266,532		$4,459	0	(258)
	04/2017		$5,442	ILS	20,535	227	0
	06/2017	SGD	5,403		$3,827	0	(38)
	07/2017		$280	BRL	1,011	36	0
FBF	05/2017		7,005	RUB	422,007	407	0
	06/2017		1,377	TWD	42,065	14	0
GLM	04/2017	BRL	2,877		$908	0	(11)
	04/2017	CAD	23,718		18,112	277	0
	04/2017	CZK	22,794		897	0	(5)
	04/2017	EUR	600		653	12	0
	04/2017	GBP	1,838		2,279	0	(24)
	04/2017	JPY	348,800		3,071	0	(62)
	04/2017		$918	BRL	2,877	2	(1)
	04/2017		12,394	CAD	16,742	195	0
	04/2017		8,454	DKK	59,052	15	(1)
	04/2017		10,187	EUR	9,606	61	0
	04/2017		42,154	GBP	34,077	541	0
	04/2017		13,397	JPY	1,530,500	359	0
	04/2017		2,499	SEK	22,505	12	0
	05/2017	GBP	26,926		$33,480	0	(277)
	05/2017		$6,706	ZAR	92,342	140	0
	05/2017	ZAR	2,704		$209	9	0
	07/2017		$353	BRL	1,274	46	0
	07/2017		6,794	DKK	47,260	14	0
	10/2017		1,951		13,502	3	0
	01/2018		2,042		13,938	0	(13)
	04/2018	DKK	14,746		$2,161	2	0
HUS	04/2017	BRL	1,276		408	1	0
	04/2017	JPY	3,210,800		28,762	36	(115)
	04/2017		$403	BRL	1,276	5	0
	04/2017		103	CZK	2,589	0	(1)
	04/2017		714	MXN	13,474	4	0
	04/2017		1,040	PEN	3,385	0	0

102	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2017	PLN	3,262		$798	$0	$(24)
	05/2017		$406	BRL	1,276	0	(1)
	05/2017		132	ZAR	1,773	0	0
	05/2017	ZAR	7,466		$558	4	0
	06/2017	HKD	3,464		446	0	0
	06/2017	SGD	4,036		2,897	10	0
	06/2017	THB	4,672		132	0	(4)
	06/2017		$6,234	COP	18,945,048	297	0
	06/2017		3,646	PEN	12,096	48	0
	07/2017	DKK	23,095		$3,529	202	0
	10/2017		13,464		2,062	113	0
IND	04/2017		$1,485	NOK	12,440	0	(37)
JPM	04/2017	BRL	3,841		$1,212	0	(15)
	04/2017	CHF	5,387		5,341	0	(37)
	04/2017	DKK	37,290		5,409	62	0
	04/2017	EUR	2,468		2,650	17	0
	04/2017	MXN	49,331		2,486	0	(144)
	04/2017	SEK	23,670		2,620	0	(21)
	04/2017		$1,344	AUD	1,780	15	0
	04/2017		1,210	BRL	3,841	17	0
	04/2017		1,975	CHF	1,972	2	(8)
	04/2017		367	CZK	9,261	1	(1)
	04/2017		4,387	DKK	30,840	36	0
	04/2017		1,953	JPY	221,400	36	0
	04/2017		102	MXN	1,958	2	0
	04/2017		3,496	RON	14,662	0	(59)
	05/2017		531	CNH	3,664	0	0
	05/2017		275	ZAR	3,556	0	(12)
	06/2017	CLP	60,787		$91	0	(1)
	06/2017	IDR	2,962,184		218	0	(3)
	06/2017	KRW	1,688,848		1,461	0	(52)
	06/2017	THB	115,275		3,338	0	(15)
	07/2017	BRL	19,700		5,263	0	(900)
	07/2017	DKK	81,665		12,379	614	0
	07/2017		$1,855	BRL	6,010	25	0
	09/2017	CZK	6,000		$243	2	0
MSB	04/2017	GBP	32,239		40,432	40	0
	04/2017	ILS	1,731		469	0	(9)
	04/2017		$525	JPY	60,200	16	0
	05/2017	HUF	56,859		$198	1	0
	06/2017	THB	21,939		620	0	(18)
NGF	11/2017	MXN	20,500		994	0	(62)
RBC	04/2017	JPY	1,440,000		12,646	0	(289)
	05/2017	PLN	9,195		2,350	32	0
	09/2017	EUR	75		82	1	0
SCX	04/2017	AUD	5,085		3,915	30	0
	04/2017	BRL	1,601		513	1	0
	04/2017		$505	BRL	1,601	6	0
	04/2017		2,762	CAD	3,728	41	0
	05/2017	PLN	707		$173	0	(5)
	05/2017		$510	BRL	1,601	0	(2)
	06/2017		515	SGD	732	8	0
	06/2017		7,442	THB	261,064	151	0
SOG	04/2017	CZK	183,473		$7,180	0	(80)
	04/2017		$449	CZK	11,336	1	(1)
	06/2017		4,465	CLP	2,979,044	35	0
	06/2017		5,307	HKD	41,157	0	(2)
TOR	04/2017		428	INR	28,013	4	0
	05/2017		7,959	PLN	31,767	48	0
	07/2017		4,225	BRL	13,690	58	0
UAG	04/2017	EUR	50,985		$54,086	0	(304)
	04/2017	NOK	21,410		2,488	0	(6)
	04/2017		$2,315	EUR	2,147	0	(24)
	04/2017		9,885	INR	679,127	583	0
	05/2017	JPY	360,000		$3,223	0	(16)
	05/2017		$2,960	CNY	20,473	2	0
	06/2017	HKD	1,934		$249	0	0
	06/2017	IDR	8,699,299		641	0	(8)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	103

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2017	JPY	230,000		$2,012	$0	$(60)
	06/2017		$293	IDR	3,962,882	2	0
	06/2017		4,915	MYR	21,981	17	0
	12/2017	CNH	2,210		$313	0	(3)
	12/2017		$2,960	CNY	20,979	31	0

Total Forward Foreign Currency Contracts						$9,892	$(4,233)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
GLM	Call - OTC USD versus JPY	JPY	118.280	08/21/2017	$2,600	$33	$11
JPM	Call - OTC USD versus JPY		118.280	08/21/2017	1,547	14	6

						$47	$17

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.265%	09/11/2017	EUR	6,200	$63	$26
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	03/14/2018	$	35,600	30	15
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.164	09/11/2017	EUR	3,200	36	19
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.223	09/11/2017		1,600	16	8
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.030	12/18/2017	$	129,700	132	69
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	03/14/2018		181,300	151	77

								$428	$214

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Market Value
SOG	Call - OTC 1-Year Interest Rate Floor	0.400%	3-Month USD-LIBOR	10/26/2017	$	79,700	$8	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047	$	76.000	04/05/2017	$	5,000	$0	$0
	Put - OTC Fannie Mae, TBA 4.000% due 04/01/2047		79.000	04/05/2017		6,000	0	0

							$0	$0

Total Purchased Options							$483	$231

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC USD versus BRL	BRL	3.890	06/28/2018	$	2,300	$(220)	$(62)
	Put - OTC USD versus BRL		3.890	06/28/2018		2,300	(219)	(382)
FBF	Call - OTC USD versus BRL		6.300	01/11/2018		2,800	(149)	(2)
GLM	Call - OTC CAD versus JPY	JPY	90.000	08/21/2017	CAD	3,400	(32)	(7)
	Call - OTC USD versus BRL	BRL	3.892	07/02/2018	$	3,000	(289)	(82)
	Put - OTC USD versus BRL		3.892	07/02/2018		3,000	(289)	(499)
JPM	Call - OTC CAD versus JPY	JPY	90.000	08/21/2017	CAD	2,024	(14)	(4)
	Put - OTC USD versus CNH	CNH	6.600	09/11/2017	$	4,100	(38)	(4)

							$(1,250)	$(1,042)

104	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$10,300	$(91)	$0
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	11,800	(88)	0

						$(179)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020%	09/11/2017	$	12,900	$(114)	$(45)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums (Received)	Market Value
SOG	Call - OTC 1-Year Interest Rate Floor	0.000%	3-Month USD-LIBOR	10/26/2017	$	79,700	$0	$0

Total Written Options							$(1,543)	$(1,087)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		203		0		(118)		(85)		0
Notional Amount in $	$	133,568	$	302,680	$	(185,916)	$	(81,682)	$	(36,450)	$	132,200
Notional Amount in AUD	AUD	0	AUD	38,900	AUD	(13,450)	AUD	(25,450)	AUD	0	AUD	0
Notional Amount in CAD	CAD	0	CAD	5,424	CAD	0	CAD	0	CAD	0	CAD	5,424
Notional Amount in CHF	CHF	0	CHF	16,550	CHF	(9,300)	CHF	0	CHF	(7,250)	CHF	0
Notional Amount in EUR	EUR	169,171	EUR	99,002	EUR	(92,280)	EUR	(151,658)	EUR	(24,235)	EUR	0
Notional Amount in GBP	GBP	0	GBP	37,118	GBP	(11,000)	GBP	(22,218)	GBP	(3,900)	GBP	0
Notional Amount in JPY	JPY	1,540,000	JPY	1,540,000	JPY	(3,080,000)	JPY	0	JPY	0	JPY	0
Premiums	$	(3,519)	$	(5,131)	$	3,196	$	2,448	$	1,463	$	(1,543)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	ING Bank NV	(1.000)%	12/20/2021	1.220%	EUR	500	$15	$(10)	$5	$0
BPS	Barclays Bank PLC	(1.000)	06/20/2022	1.682		2,100	78	(1)	77	0
	Credit Suisse Group Finance	(1.000)	06/20/2022	1.275		2,400	41	(6)	35	0
	ING Bank NV	(1.000)	06/20/2021	1.124		1,300	34	(27)	7	0
	ING Bank NV	(1.000)	12/20/2021	1.220		500	19	(14)	5	0
	UBS AG	(1.000)	12/20/2021	0.501		1,000	(17)	(9)	0	(26)
CBK	HSBC Bank PLC	(1.000)	12/20/2021	1.189		500	13	(9)	4	0
GST	HSBC Bank PLC	(1.000)	12/20/2021	1.189		1,000	23	(14)	9	0
JPM	HSBC Bank PLC	(1.000)	12/20/2021	1.189		1,400	35	(22)	13	0

							$241	$(112)	$155	$(26)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Colombia Government International Bond	1.000%	12/20/2021	1.193%	$ 800	$(31)	$24	$0	$(7)
BPS	Colombia Government International Bond	1.000	12/20/2021	1.193	2,200	(83)	65	0	(18)
	Royal Bank of Scotland PLC	1.000	12/20/2017	0.416	EUR 1,000	3	2	5	0
BRC	Colombia Government International Bond	1.000	12/20/2021	1.193	$ 2,100	(78)	61	0	(17)
	Indonesia Government International Bond	1.000	09/20/2019	0.585	4,500	(57)	104	47	0
	South Africa Government International Bond	1.000	12/20/2019	1.144	14,300	(556)	507	0	(49)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	105

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Russia Government International Bond	1.000%	12/20/2021	1.494%	$ 3,400	$(109)	$35	$0	$(74)
	Shire Acquisitions Investments Ireland DAC	1.000	12/20/2021	1.181	EUR 200	(7)	5	0	(2)
GST	Indonesia Government International Bond	1.000	12/20/2019	0.653	$ 9,600	(187)	279	92	0
	Russia Government International Bond	1.000	12/20/2021	1.494	1,700	(56)	19	0	(37)
HUS	Brazil Government International Bond	1.000	12/20/2021	2.050	200	(13)	4	0	(9)
	Colombia Government International Bond	1.000	12/20/2021	1.193	900	(33)	26	0	(7)
MYC	Brazil Government International Bond	1.000	03/20/2019	0.888	300	(10)	11	1	0

						$(1,217)	$1,142	$145	$(220)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
							Asset	Liability
BPS	iTraxx Europe Subordinated 27 5-Year Index	(1.000)%	06/20/2022	EUR 2,600	$136	$(9)	$127	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	7,200	$	5,496	$(21)	$(60)	$0	$(81)
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	5,400		6,594	1,062	(902)	160	0
CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.425% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/21/2027	EUR	14,670		15,587	56	(163)	0	(107)
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020	GBP	4,400		5,381	(28)	154	126	0
CIB	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	11,200		8,443	(111)	92	0	(19)
DUB	Floating rate equal to 3-Month CHF-LIBOR less 0.075% based on the notional amount of currency received	Floating rate equal to 3-Month EUR-EURIBOR based on the notional amount of currency delivered	06/21/2019	CHF	6,600	EUR	6,178	11	(11)	0	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP	5,700	$	6,954	(5)	183	178	0
	Floating rate equal to 3-Month USD-LIBOR less 0.771% based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR based on the notional amount of currency delivered	01/23/2019	$	6,889	JPY	790,000	(883)	731	0	(152)
GLM	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	27,100	$	20,430	(28)	(18)	0	(46)

106	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Receive	Pay	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Floating rate equal to 3-Month CHF-LIBOR less 0.075% based on the notional amount of currency received	Floating rate equal to 3-Month EUR-EURIBOR based on the notional amount of currency delivered	06/21/2019	CHF	10,600	EUR	9,922	$(10)	$10	$0	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	600	$	641	5	(13)	0	(8)
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020	GBP	24,300		29,719	(42)	739	697	0
	Floating rate equal to 3-Month USD-LIBOR less 0.771% based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR based on the notional amount of currency delivered	01/23/2019	$	5,493	JPY	630,000	(704)	582	0	(122)
MYC	Floating rate equal to 3-Month JPY-LIBOR less 0.768% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	01/23/2019	JPY	630,000	$	5,686	(11)	(38)	0	(49)
	Floating rate equal to 3-Month JPY-LIBOR less 0.775% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	01/23/2019		790,000		7,162	(53)	(41)	0	(94)
RBC	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	9,600		7,237	(28)	12	0	(16)
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.054% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP	1,600		1,952	(1)	51	50	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019		7,500		9,158	175	47	222	0
SOG	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020		4,100		5,014	(24)	141	117	0

								$(640)	$1,496	$1,550	$(694)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Pay	3-Month KRW-KORIBOR	1.308%	07/01/2026	KRW	987,900	$0	$(46)	$0	$(46)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	107

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.800%	06/24/2019	$	3	$0	$1	$1	$0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.750	06/26/2019		5	0	0	0	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.000	06/24/2019		3	0	(1)	0	(1)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.000	06/26/2019		5	0	(2)	0	(2)

							$0	$(2)	$1	$(3)

Total Swap Agreements							$(1,480)	$2,469	$1,978	$(989)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(n)	Securities with an aggregate market value of $1,719 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$761	$0	$0	$761	$0	$0	$0	$0	$761	$(720)	$41
BOA	564	0	165	729	(87)	0	(88)	(175)	554	(610)	(56)
BPS	3,289	0	256	3,545	(823)	0	(44)	(867)	2,678	(2,380)	298
BRC	0	26	47	73	(3)	0	(66)	(69)	4	0	4
CBK	249	0	130	379	(291)	0	(183)	(474)	(95)	0	(95)
CIB	0	0	0	0	0	0	(19)	(19)	(19)	0	(19)
DUB	263	0	179	442	(296)	(444)	(155)	(895)	(453)	361	(92)
FBF	421	0	0	421	0	(2)	0	(2)	419	(290)	129
GLM	1,688	53	697	2,438	(394)	(633)	(176)	(1,203)	1,235	(1,040)	195
GST	0	0	101	101	0	0	(37)	(37)	64	0	64
HUS	720	0	0	720	(145)	0	(16)	(161)	559	(550)	9
IND	0	0	0	0	(37)	0	0	(37)	(37)	(200)	(237)
JPM	829	6	13	848	(1,268)	(8)	(46)	(1,322)	(474)	760	286
MSB	57	0	0	57	(27)	0	0	(27)	30	(410)	(380)
MYC	0	146	1	147	0	0	(143)	(143)	4	(404)	(400)
NGF	0	0	0	0	(62)	0	0	(62)	(62)	0	(62)
RBC	33	0	0	33	(289)	0	(16)	(305)	(272)	324	52
RYL	0	0	272	272	0	0	0	0	272	(390)	(118)
SCX	237	0	0	237	(7)	0	0	(7)	230	0	230
SOG	36	0	117	153	(83)	0	0	(83)	70	0	70
TOR	110	0	0	110	0	0	0	0	110	0	110
UAG	635	0	0	635	(421)	0	0	(421)	214	0	214

Total Over the Counter	$9,892	$231	$1,978	$12,101	$(4,233)	$(1,087)	$(989)	$(6,309)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

108	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	329	329
Swap Agreements	0	22	0	0	538	560

	$0	$22	$0	$0	$869	$891

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,892	$0	$9,892
Purchased Options	0	0	0	17	214	231
Swap Agreements	0	427	0	1,551	0	1,978

	$0	$427	$0	$11,460	$214	$12,101

	$0	$449	$0	$11,460	$1,083	$12,992

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$185	$185
Swap Agreements	0	106	0	0	533	639

	$0	$106	$0	$0	$718	$824

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,233	$0	$4,233
Written Options	0	0	0	1,042	45	1,087
Swap Agreements	0	246	0	697	46	989

	$0	$246	$0	$5,972	$91	$6,309

	$0	$352	$0	$5,972	$809	$7,133

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(86)	$(86)
Written Options	0	0	0	0	45	45
Futures	0	0	0	0	(4,342)	(4,342)
Swap Agreements	0	(1,284)	0	0	(7,093)	(8,377)

	$0	$(1,284)	$0	$0	$(11,476)	$(12,760)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,533	$0	$22,533
Purchased Options	0	0	0	(2,220)	407	(1,813)
Written Options	0	224	0	3,077	(359)	2,942
Swap Agreements	0	4,173	0	(8,841)	326	(4,342)

	$0	$4,397	$0	$14,549	$374	$19,320

	$0	$3,113	$0	$14,549	$(11,102)	$6,560

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(22)	$(22)
Futures	0	0	0	0	764	764
Swap Agreements	0	(1,041)	0	0	17,335	16,294

	$0	$(1,041)	$0	$0	$18,077	$17,036

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,028)	$0	$(1,028)
Purchased Options	0	0	0	1,666	(1,966)	(300)
Written Options	0	(143)	0	131	2,092	2,080
Swap Agreements	0	1,728	0	(1,682)	22	68

	$0	$1,585	$0	$(913)	$148	$820

	$0	$544	$0	$(913)	$18,225	$17,856

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	109

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$2,666	$0	$2,666
Belgium
Corporate Bonds & Notes	0	2,728	0	2,728
Brazil
Corporate Bonds & Notes	0	4,027	0	4,027
Canada
Corporate Bonds & Notes	0	4,312	0	4,312
Non-Agency Mortgage-Backed Securities	0	2,166	0	2,166
Sovereign Issues	0	10,557	0	10,557
Cayman Islands
Asset-Backed Securities	0	20,209	0	20,209
Corporate Bonds & Notes	0	2,005	0	2,005
China
Sovereign Issues	0	949	0	949
Colombia
Corporate Bonds & Notes	0	3,306	0	3,306
Czech Republic
Sovereign Issues	0	8,003	0	8,003
Denmark
Corporate Bonds & Notes	0	19,700	0	19,700
France
Corporate Bonds & Notes	0	5,071	0	5,071
Germany
Corporate Bonds & Notes	0	6,274	0	6,274
Greece
Corporate Bonds & Notes	0	1,025	0	1,025
Guernsey, Channel Islands
Corporate Bonds & Notes	0	1,910	0	1,910
Hong Kong
Corporate Bonds & Notes	0	1,819	0	1,819
Indonesia
Sovereign Issues	0	8,413	0	8,413
Ireland
Asset-Backed Securities	0	1,408	0	1,408
Corporate Bonds & Notes	0	1,904	0	1,904
Italy
Corporate Bonds & Notes	0	5,135	0	5,135
Non-Agency Mortgage-Backed Securities	0	4,769	0	4,769
Sovereign Issues	0	11,381	0	11,381
Japan
Corporate Bonds & Notes	0	3,170	0	3,170
Sovereign Issues	0	18,577	0	18,577
Kuwait
Sovereign Issues	0	8,280	0	8,280
Luxembourg
Corporate Bonds & Notes	0	5,329	0	5,329
Malaysia
Sovereign Issues	0	988	0	988
Mexico
Sovereign Issues	0	4,362	0	4,362
Netherlands
Asset-Backed Securities	0	1,705	0	1,705
Corporate Bonds & Notes	0	9,053	0	9,053
Non-Agency Mortgage-Backed Securities	0	684	0	684
Norway
Corporate Bonds & Notes	0	5,611	0	5,611
Sovereign Issues	0	999	0	999
Peru
Sovereign Issues	0	4,507	0	4,507
Philippines
Sovereign Issues	0	1,422	0	1,422
Poland
Sovereign Issues	0	4,040	0	4,040

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Portugal
Corporate Bonds & Notes	$0	$1,764	$0	$1,764
Qatar
Sovereign Issues	0	4,777	0	4,777
Saudi Arabia
Sovereign Issues	0	9,426	0	9,426
Singapore
Sovereign Issues	0	2,859	0	2,859
Slovenia
Sovereign Issues	0	17,171	0	17,171
South Africa
Sovereign Issues	0	1,771	0	1,771
South Korea
Sovereign Issues	0	1,700	0	1,700
Spain
Sovereign Issues	0	6,239	0	6,239
Sweden
Corporate Bonds & Notes	0	2,552	0	2,552
Thailand
Sovereign Issues	0	3,364	0	3,364
United Kingdom
Corporate Bonds & Notes	0	33,386	1,251	34,637
Non-Agency Mortgage- Backed Securities	0	14,161	0	14,161
Sovereign Issues	0	6,703	0	6,703
United States
Asset-Backed Securities	0	49,331	0	49,331
Corporate Bonds & Notes	0	61,200	0	61,200
Loan Participations and Assignments	0	1,601	0	1,601
Municipal Bonds & Notes	0	9,093	0	9,093
Non-Agency Mortgage- Backed Securities	0	22,657	4,987	27,644
U.S. Government Agencies	0	61,190	0	61,190
U.S. Treasury Obligations	0	20,911	0	20,911
Short-Term Instruments
Repurchase Agreements	0	1,917	0	1,917
Czech Republic Treasury Bills	0	317	0	317
Japan Treasury Bills	0	20,756	0	20,756
Mexico Treasury Bills	0	4,580	0	4,580
U.S. Treasury Bills	0	718	0	718

	$0	$558,608	$6,238	$564,846

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,312	$0	$0	$7,312

Total Investments	$7,312	$558,608	$6,238	$572,158

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	329	562	0	891
Over the counter	0	12,101	0	12,101

	$329	$12,663	$0	$12,992

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(185)	(639)	0	(824)
Over the counter	0	(6,307)	(2)	(6,309)

	$(185)	$(6,946)	$(2)	$(7,133)

Total Financial Derivative Instruments	$144	$5,717	$(2)	$5,859

Totals	$7,456	$564,325	$6,236	$578,017

110	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases(1)	Net Sales(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017(2)
Investments in Securities, at Value
United Kingdom
Corporate Bonds & Notes	$0	$1,249	$0	$0	$0	$2	$0	$0	$1,251	$2
United States
Corporate Bonds & Notes	14,683	0	(14,900)	0	0	217	0	0	0	0
Non-Agency Mortgage-Backed Securities	0	4,978	0	3	0	6	0	0	4,987	7

	$14,683	$6,227	$(14,900)	$3	$0	$225	$0	$0	$6,238	$9

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(7)	$0	$0	$0	$5	$0	$0	$(2)	$5

Totals	$14,683	$6,220	$(14,900)	$3	$0	$230	$0	$0	$6,236	$14

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
United Kingdom
Corporate Bonds & Notes	$1,251	Proxy Pricing	Base Price	100.000
United States
Non-Agency Mortgage-Backed Securities	4,987	Proxy Pricing	Base Price	99.853

Financial Derivative Instruments - Liabilities
Over the counter	(2)	Indicative Market Quotation	Broker Quote	(0.84)

Total	$6,236

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	111

Schedule of Investments PIMCO Global Bond Fund (Unhedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 121.6%

AUSTRALIA 0.5%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%
Puma SE
2.415% due 10/18/2045	AUD	947	$721
2.530% due 05/13/2045		913	697
Swan Trust
2.925% due 04/25/2041		746	573

Total Australia (Cost $2,421)			1,991

BELGIUM 0.3%

CORPORATE BONDS & NOTES 0.3%
KBC Bank NV
8.000% due 01/25/2023		$1,200	1,259

Total Belgium (Cost $1,251)			1,259

BRAZIL 0.5%

CORPORATE BONDS & NOTES 0.5%
Petrobras Global Finance BV
7.375% due 01/17/2027		$1,300	1,378
8.375% due 05/23/2021		600	680

Total Brazil (Cost $1,910)			2,058

CANADA 5.6%

CORPORATE BONDS & NOTES 0.8%
Bank of Nova Scotia
1.875% due 04/26/2021		$1,900	1,864
Royal Bank of Canada
2.300% due 03/22/2021		1,400	1,402

			3,266

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%
Canadian Mortgage Pools
1.011% due 06/01/2020	CAD	552	413
1.211% due 07/01/2020		1,515	1,137
1.211% due 08/01/2020		491	369

			1,919

SOVEREIGN ISSUES 4.3%
Canada Government International Bond
1.500% due 12/01/2044 (e)(h)		448	407
Province of Alberta
1.250% due 06/01/2020 (h)		2,300	1,726
2.350% due 06/01/2025 (h)		2,400	1,812
Province of British Columbia
2.300% due 06/18/2026 (h)		1,700	1,280
Province of Ontario
2.400% due 06/02/2026 (h)		1,600	1,206
2.600% due 06/02/2025 (h)		6,300	4,860
3.500% due 06/02/2024 (h)		2,000	1,643
6.200% due 06/02/2031 (h)		300	313
Province of Quebec
2.750% due 08/25/2021		$1,300	1,330
3.000% due 09/01/2023 (h)	CAD	1,500	1,199
4.250% due 12/01/2021 (h)		2,400	2,018

			17,794

Total Canada (Cost $23,844)			22,979

CAYMAN ISLANDS 4.2%

ASSET-BACKED SECURITIES 4.2%
ACAS CLO Ltd.
2.165% due 01/15/2027		$2,100	2,100
Atlas Senior Loan Fund Ltd.
2.284% due 10/15/2026		1,200	1,200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Blue Hill CLO Ltd.
2.203% due 01/15/2026		$1,200	$1,201
Carlyle Global Market Strategies CLO Ltd.
0.000% due 10/16/2025		2,100	2,103
Cent CLO Ltd.
0.000% due 07/27/2026		2,400	2,402
CIFC Funding Ltd.
2.235% due 05/24/2026		1,200	1,201
Flagship Ltd.
0.000% due 01/20/2026 (b)		2,100	2,100
Galaxy CLO Ltd.
2.278% due 11/16/2025		1,200	1,200
Madison Park Funding Ltd.
1.275% due 02/26/2021		1,669	1,669
Nelder Grove CLO Ltd.
2.300% due 08/28/2026		1,200	1,201
NewMark Capital Funding CLO Ltd.
2.372% due 06/30/2026		1,200	1,200

Total Cayman Islands (Cost $17,567)			17,577

CHINA 0.1%

SOVEREIGN ISSUES 0.1%
China Development Bank Corp.
5.840% due 01/03/2019	CNY	560	84
China Government International Bond
3.380% due 05/23/2023		600	88
4.080% due 08/22/2023		600	92

Total China (Cost $278)			264

CZECH REPUBLIC 0.2%

SOVEREIGN ISSUES 0.2%
Czech Republic Government International Bond
0.850% due 03/17/2018	CZK	21,100	846
1.200% due 07/23/2017		2,000	80

Total Czech Republic (Cost $935)			926

DENMARK 3.8%

CORPORATE BONDS & NOTES 3.8%
BRFkredit A/S
2.000% due 10/01/2047	DKK	4,776	671
Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2037		1,785	267
2.500% due 10/01/2047		1,428	208
Nykredit Realkredit A/S
2.000% due 10/01/2037		6,395	934
2.000% due 10/01/2047		11,027	1,548
2.500% due 10/01/2037		18,139	2,706
2.500% due 10/01/2047		24,751	3,610
Realkredit Danmark A/S
2.000% due 10/01/2037		5,092	743
2.000% due 10/01/2047		10,640	1,495
2.500% due 10/01/2037		7,598	1,134
2.500% due 10/01/2047		17,502	2,561

Total Denmark (Cost $16,004)			15,877

FRANCE 4.7%

CORPORATE BONDS & NOTES 1.5%
Credit Agricole S.A.
8.125% due 09/19/2033		$1,100	1,183
Dexia Credit Local S.A.
1.875% due 03/28/2019		1,800	1,791
1.875% due 09/15/2021		2,700	2,606
2.250% due 02/18/2020		600	599

			6,179

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.2%
France Government International Bond
3.250% due 05/25/2045 (h)	EUR	9,700	$13,203

			13,203

Total France (Cost $19,483)			19,382

GERMANY 1.1%

CORPORATE BONDS & NOTES 1.1%
Deutsche Bank AG
4.250% due 10/14/2021		$2,300	2,359
Deutsche Pfandbriefbank AG
1.625% due 08/30/2019		800	790
Kreditanstalt fuer Wiederaufbau
5.000% due 03/19/2024	AUD	100	86
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023		400	327
5.375% due 04/23/2024	NZD	1,500	1,149

Total Germany (Cost $4,777)			4,711

GREECE 0.2%

CORPORATE BONDS & NOTES 0.2%
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	800	820

Total Greece (Cost $872)			820

GUERNSEY, CHANNEL ISLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,200	1,206

Total Guernsey, Channel Islands (Cost $1,197)			1,206

IRELAND 0.2%

ASSET-BACKED SECURITIES 0.2%
CELF Loan Partners PLC
0.151% due 05/03/2023	EUR	900	957

Total Ireland (Cost $962)			957

ITALY 2.5%

CORPORATE BONDS & NOTES 1.1%
Banca Carige SpA
3.875% due 10/24/2018	EUR	2,800	3,126
Telecom Italia SpA
6.375% due 06/24/2019	GBP	1,000	1,371

			4,497

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%
Berica ABS SRL
0.019% due 12/31/2055	EUR	66	70
Casa D’este Finance SRL
0.020% due 09/15/2040		375	400
Claris Finance SRL
0.137% due 10/31/2060		1,168	1,245

			1,715

SOVEREIGN ISSUES 1.0%
Italy Buoni Poliennali Del Tesoro
2.800% due 03/01/2067 (h)		1,400	1,256
3.250% due 09/01/2046 (h)		300	321
Italy Government International Bond
6.000% due 08/04/2028	GBP	1,800	2,791

			4,368

Total Italy (Cost $11,904)			10,580

112	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN 9.2%

CORPORATE BONDS & NOTES 0.8%
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		$500	$505
Sumitomo Mitsui Financial Group, Inc.
2.786% due 03/09/2021		2,700	2,788

			3,293

SOVEREIGN ISSUES 8.4%
Development Bank of Japan, Inc.
1.625% due 09/01/2021		1,600	1,543
Japan Bank for International Cooperation
2.000% due 11/04/2021		1,000	977
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		2,200	2,166
Japan Government International Bond
0.500% due 09/20/2046	JPY	380,000	3,121
1.400% due 09/20/2034		1,220,000	12,623
1.700% due 09/20/2032		1,270,000	13,687
Tokyo Metropolitan Government
2.000% due 05/17/2021		$1,100	1,074

			35,191

Total Japan (Cost $36,297)			38,484

KUWAIT 0.9%

SOVEREIGN ISSUES 0.9%
Kuwait International Government Bond
2.750% due 03/20/2022		$900	903
3.500% due 03/20/2027		2,700	2,732

Total Kuwait (Cost $3,568)			3,635

LUXEMBOURG 0.3%

ASSET-BACKED SECURITIES 0.0%
Penta CLO S.A.
0.000% due 06/04/2024	EUR	38	41

CORPORATE BONDS & NOTES 0.3%
Altice Financing S.A.
7.500% due 05/15/2026		$1,300	1,385

Total Luxembourg (Cost $1,351)			1,426

MULTINATIONAL 0.3%

CORPORATE BONDS & NOTES 0.3%
Preferred Term Securities Ltd.
1.631% due 03/23/2035		$1,562	1,289

Total Multinational (Cost $1,130)			1,289

NETHERLANDS 2.0%

ASSET-BACKED SECURITIES 0.2%
Jubilee CDO BV
0.000% due 07/30/2024	EUR	645	687
Panther CDO BV
0.082% due 10/15/2084		187	200

			887

CORPORATE BONDS & NOTES 1.8%
Cooperatieve Rabobank UA
2.500% due 01/19/2021		$500	501
8.400% due 06/29/2017 (f)		1,800	1,829
ING Bank NV
2.625% due 12/05/2022		4,400	4,396
ING Groep NV
2.302% due 03/29/2022		200	200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	EUR	500	$602

			7,528

Total Netherlands (Cost $8,503)			8,415

NORWAY 0.5%

CORPORATE BONDS & NOTES 0.3%
DNB Bank ASA
2.375% due 06/02/2021		$400	396
DNB Boligkreditt A/S
2.500% due 03/28/2022		1,000	999

			1,395

SOVEREIGN ISSUES 0.2%
Kommunalbanken A/S
1.467% due 06/16/2020		100	101
2.250% due 01/25/2022		600	602

			703

Total Norway (Cost $2,097)			2,098

POLAND 0.2%

SOVEREIGN ISSUES 0.2%
Poland Government International Bond
2.250% due 04/25/2022	PLN	3,400	833

Total Poland (Cost $842)			833

PORTUGAL 0.3%

CORPORATE BONDS & NOTES 0.3%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	600	190
Novo Banco S.A.
5.000% due 04/04/2019		600	591
5.000% due 05/21/2019		600	592

Total Portugal (Cost $2,044)			1,373

QATAR 0.1%

SOVEREIGN ISSUES 0.1%
Qatar Government International Bond
4.625% due 06/02/2046		$600	617

Total Qatar (Cost $586)			617

SAUDI ARABIA 1.1%

SOVEREIGN ISSUES 1.1%
Saudi Government International Bond
2.375% due 10/26/2021		$4,100	4,031
3.250% due 10/26/2026		500	487

Total Saudi Arabia (Cost $4,556)			4,518

SLOVENIA 3.4%

SOVEREIGN ISSUES 3.4%
Slovenia Government International Bond
4.125% due 02/18/2019		$5,100	5,292
5.250% due 02/18/2024		5,200	5,849
5.500% due 10/26/2022		1,500	1,688
5.850% due 05/10/2023		1,000	1,150

Total Slovenia (Cost $13,381)			13,979

SPAIN 1.5%

CORPORATE BONDS & NOTES 0.2%
Banco Popular Espanol S.A.
8.250% due 04/10/2020 (f)	EUR	200	197

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco Santander S.A.
6.250% due 09/11/2021 (f)	EUR	500	$528

			725

SOVEREIGN ISSUES 1.3%
Autonomous Community of Catalonia
4.750% due 06/04/2018		950	1,059
4.900% due 09/15/2021		450	509
4.950% due 02/11/2020		1,100	1,259
Autonomous Community of Madrid
4.125% due 05/21/2024		1,300	1,652
4.688% due 03/12/2020		200	242
Instituto de Credito Oficial
5.000% due 04/10/2017		$200	200
Spain Government International Bond
0.750% due 07/30/2021	EUR	600	655

			5,576

Total Spain (Cost $6,294)			6,301

SUPRANATIONAL 0.9%

CORPORATE BONDS & NOTES 0.9%
African Development Bank
5.250% due 03/23/2022	AUD	4,200	3,566

Total Supranational (Cost $4,357)			3,566

SWEDEN 1.0%

CORPORATE BONDS & NOTES 1.0%
Stadshypotek AB
2.500% due 09/18/2019	SEK	11,000	1,305
2.500% due 04/05/2022 (b)		$1,700	1,699
Swedbank AB
2.200% due 03/04/2020		700	699
Swedbank Hypotek AB
3.750% due 12/20/2017	SEK	4,300	494

Total Sweden (Cost $4,475)			4,197

SWITZERLAND 0.5%

CORPORATE BONDS & NOTES 0.4%
Credit Suisse AG
6.500% due 08/08/2023		$1,000	1,101
UBS AG
7.625% due 08/17/2022		600	695

			1,796

SOVEREIGN ISSUES 0.1%
Switzerland Government International Bond
3.500% due 04/08/2033	CHF	300	460

Total Switzerland (Cost $2,230)			2,256

UNITED KINGDOM 9.1%

CORPORATE BONDS & NOTES 6.1%
Barclays Bank PLC
7.625% due 11/21/2022		$2,800	3,068
7.750% due 04/10/2023		200	211
Barclays PLC
3.144% due 08/10/2021		1,400	1,461
6.500% due 09/15/2019 (f)	EUR	800	869
7.000% due 09/15/2019 (f)	GBP	500	626
8.000% due 12/15/2020 (f)	EUR	1,300	1,505
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	800	1,128
Frontier Finance PLC
8.000% due 03/23/2022		900	1,125
HBOS PLC
1.800% due 09/06/2017		$1,500	1,499

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	113

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSBC Holdings PLC
4.300% due 03/08/2026		$2,500	$2,606
5.100% due 04/05/2021		900	979
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	1,300	1,780
7.875% due 06/27/2029 (f)		500	697
Santander UK Group Holdings PLC
2.875% due 08/05/2021		$2,700	2,667
7.375% due 06/24/2022 (f)	GBP	400	526
Tesco PLC
5.125% due 04/10/2047	EUR	100	108
6.125% due 02/24/2022	GBP	1,550	2,241
Tesco Property Finance PLC
5.411% due 07/13/2044		295	376
Virgin Media Secured Finance PLC
5.000% due 04/15/2027		800	1,014
Virgin Money PLC
2.250% due 04/21/2020		800	1,026

			25,512

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.1%
Eurosail PLC
1.294% due 06/13/2045		1,374	1,644
Towd Point Mortgage Funding PLC
1.556% due 02/20/2054		1,828	2,298
Uropa Securities PLC
0.547% due 06/10/2059		337	401
0.697% due 06/10/2059		78	84
0.897% due 06/10/2059		61	66
1.097% due 06/10/2059		65	68

			4,561

SOVEREIGN ISSUES 1.9%
United Kingdom Gilt
3.500% due 01/22/2045 (h)		2,000	3,460
4.250% due 12/07/2040 (h)		2,400	4,471

			7,931

Total United Kingdom (Cost $38,759)			38,004

UNITED STATES 45.9%

ASSET-BACKED SECURITIES 3.4%
AFC Home Equity Loan Trust
1.488% due 12/22/2027		$1	1
Amortizing Residential Collateral Trust
1.682% due 10/25/2031		18	17
Amresco Residential Securities Corp. Mortgage Loan Trust
1.922% due 06/25/2029		54	51
Bear Stearns Asset-Backed Securities Trust
1.412% due 11/25/2035 ^		1,496	1,471
1.642% due 10/25/2032		10	9
1.782% due 10/27/2032		24	23
Citigroup Global Markets Mortgage Securities, Inc.
2.332% due 01/25/2032		31	30
Countrywide Asset-Backed Certificates
1.322% due 12/25/2036 ^		47	24
Countrywide Asset-Backed Certificates Trust
4.693% due 10/25/2035		191	196
Credit Suisse First Boston Mortgage Securities Corp.
1.602% due 01/25/2032		16	14
GSAMP Trust
1.412% due 11/25/2035 ^		3,248	2,088
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^		421	161
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.102% due 04/25/2037		3,160	2,261
Morgan Stanley ABS Capital, Inc. Trust
1.052% due 10/25/2036		3,116	1,734
1.092% due 03/25/2037		1,974	1,044

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Home Equity Loan Trust
1.332% due 04/25/2037		$332	$216
Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^		809	494
Residential Asset Mortgage Products Trust
1.542% due 06/25/2032		16	15
Residential Asset Securities Corp. Trust
1.132% due 08/25/2036		171	169
1.482% due 07/25/2032 ^		38	35
1.582% due 06/25/2032 ^		20	17
SG Mortgage Securities Trust
1.132% due 10/25/2036		2,900	2,266
SLM Student Loan Trust
0.035% due 12/15/2023	EUR	1,060	1,119
Vericrest Opportunity Loan Trust
4.250% due 03/26/2046		$650	655

			14,110

CORPORATE BONDS & NOTES 7.3%
Ally Financial, Inc.
3.600% due 05/21/2018		900	913
American International Group, Inc.
3.900% due 04/01/2026		1,800	1,807
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		700	706
3.300% due 02/01/2023		500	509
Anheuser-Busch InBev Worldwide, Inc.
4.950% due 01/15/2042		1,000	1,083
Bank of America Corp.
6.875% due 04/25/2018		1,500	1,579
Bank of New York Mellon Corp.
2.200% due 08/16/2023		2,700	2,594
Charter Communications Operating LLC
4.464% due 07/23/2022		600	633
4.908% due 07/23/2025		1,500	1,587
Citigroup, Inc.
2.032% due 06/07/2019		1,900	1,918
2.050% due 06/07/2019		400	400
Ford Motor Credit Co. LLC
1.949% due 01/09/2018		700	703
Kinder Morgan, Inc.
5.000% due 02/15/2021		600	641
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		6,100	411
Pricoa Global Funding
2.200% due 06/03/2021		400	394
Southern Co.
2.950% due 07/01/2023		1,100	1,072
Springleaf Finance Corp.
6.000% due 06/01/2020		1,200	1,222
6.900% due 12/15/2017		2,200	2,265
8.250% due 12/15/2020		2,000	2,190
Time Warner Cable LLC
8.250% due 04/01/2019		700	781
Verizon Communications, Inc.
3.125% due 03/16/2022		1,800	1,808
Wells Fargo & Co.
2.269% due 10/31/2023		2,500	2,548
2.600% due 07/22/2020		1,200	1,212
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		800	804
3.550% due 04/01/2025		600	594

			30,374

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%
Charter Communications Operating LLC
3.232% due 01/15/2024		1,287	1,295

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.4%
Adjustable Rate Mortgage Trust
3.362% due 09/25/2035		67	56

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Home Mortgage Assets Trust
1.172% due 05/25/2046 ^	$1,013	$783
American Home Mortgage Investment Trust
3.225% due 10/25/2034	118	119
Banc of America Funding Trust
3.080% due 02/20/2036	615	609
3.500% due 01/20/2047 ^	84	74
Banc of America Mortgage Trust
3.252% due 05/25/2035 ^	549	526
Banc of America Re-REMIC Trust
5.901% due 02/17/2051	16	16
BCAP LLC Trust
1.354% due 01/26/2047	238	213
3.222% due 02/26/2036	64	64
5.250% due 04/26/2037	373	366
5.250% due 08/26/2037	275	284
Bear Stearns Adjustable Rate Mortgage Trust
2.820% due 08/25/2035	662	660
2.960% due 08/25/2033	61	62
3.074% due 08/25/2033	7	7
3.081% due 05/25/2034	45	43
3.204% due 10/25/2033	46	46
3.260% due 03/25/2035	654	659
3.389% due 05/25/2034	97	94
3.433% due 05/25/2047 ^	307	291
3.510% due 02/25/2034	8	8
3.549% due 11/25/2034	74	74
3.636% due 03/25/2035	105	107
Bear Stearns ALT-A Trust
3.272% due 09/25/2035	579	500
3.404% due 11/25/2036 ^	208	189
Bear Stearns Structured Products, Inc. Trust
3.504% due 01/26/2036	974	891
Chase Mortgage Finance Trust
3.275% due 02/25/2037	145	146
Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	40	39
Citigroup Global Markets Mortgage Securities, Inc.
1.482% due 05/25/2032	7	7
Citigroup Mortgage Loan Trust, Inc.
3.067% due 08/25/2035	112	111
3.365% due 09/25/2037 ^	1,109	955
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.022% due 09/25/2035 ^	1,234	1,085
Countrywide Alternative Loan Trust
1.172% due 09/25/2046 ^	949	740
1.192% due 07/25/2046 ^	44	34
1.332% due 05/25/2037 ^	289	154
2.052% due 11/25/2035	190	162
2.592% due 11/25/2035	146	128
3.530% due 02/25/2037 ^	513	467
5.250% due 06/25/2035 ^	99	93
6.000% due 01/25/2037 ^	571	504
6.250% due 08/25/2037 ^	134	117
Countrywide Home Loan Mortgage Pass-Through Trust
1.622% due 03/25/2035	1,114	900
1.642% due 02/25/2035	196	172
1.742% due 09/25/2034	12	11
3.076% due 04/20/2035	29	28
3.097% due 11/25/2034	110	109
3.155% due 08/25/2034 ^	24	21
3.194% due 11/25/2035 ^	19	17
3.218% due 11/19/2033	6	6
Credit Suisse First Boston Mortgage Securities Corp.
2.132% due 03/25/2034 ^	58	57
2.809% due 07/25/2033	14	14
2.975% due 08/25/2033	52	52
6.500% due 04/25/2033	20	21
DBUBS Mortgage Trust
0.301% due 11/10/2046 (a)	4,700	51
0.746% due 11/10/2046 (a)	3,702	75
First Horizon Mortgage Pass-Through Trust
2.971% due 08/25/2035	102	89
General Motors Acceptance Corp.
7.430% due 12/01/2021	3	3

114	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GMAC Mortgage Corp. Loan Trust
3.660% due 06/25/2034	$16	$16
GreenPoint Mortgage Funding Trust
1.162% due 01/25/2037	251	214
1.182% due 10/25/2046	1,275	970
1.192% due 04/25/2036	295	252
Greenpoint Mortgage Pass-Through Certificates
3.674% due 10/25/2033	11	11
GS Mortgage Securities Trust
2.278% due 11/10/2045 (a)	5,397	406
GSR Mortgage Loan Trust
2.560% due 03/25/2033	40	40
3.087% due 09/25/2035	71	73
HarborView Mortgage Loan Trust
0.971% due 09/19/2037	469	420
1.158% due 07/19/2046 ^	1,275	737
1.488% due 12/19/2036 ^	474	398
3.105% due 05/19/2033	81	79
3.163% due 07/19/2035	37	33
IndyMac Mortgage Loan Trust
1.172% due 09/25/2046	1,015	878
1.182% due 11/25/2046	1,291	1,096
3.024% due 12/25/2034	43	41
JPMorgan Alternative Loan Trust
1.222% due 10/25/2036	3,184	2,730
5.500% due 11/25/2036 ^	3	2
JPMorgan Chase Commercial Mortgage Securities Trust
1.217% due 12/15/2047 (a)	18,383	890
JPMorgan Mortgage Trust
2.822% due 11/25/2033	42	41
3.078% due 11/25/2035	52	50
Luminent Mortgage Trust
0.948% due 12/25/2036	1,680	1,449
MASTR Alternative Loan Trust
1.382% due 03/25/2036	172	37
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.352% due 12/15/2030	158	152
Merrill Lynch Mortgage Investors Trust
1.192% due 02/25/2036	50	48
2.543% due 10/25/2035	322	322
2.991% due 02/25/2033	67	65
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.861% due 08/12/2049	1,892	1,900
Morgan Stanley Bank of America Merrill Lynch Trust
1.302% due 05/15/2046 (a)	13,491	644
Residential Accredit Loans, Inc. Trust
1.132% due 02/25/2047	499	300
1.212% due 05/25/2037 ^	127	31
Residential Asset Securitization Trust
1.432% due 12/25/2036 ^	209	60
6.250% due 10/25/2036 ^	609	542
6.500% due 08/25/2036 ^	519	328
Residential Funding Mortgage Securities, Inc. Trust
3.504% due 09/25/2035 ^	86	68
6.500% due 03/25/2032	9	9
Sequoia Mortgage Trust
1.328% due 07/20/2033	239	226
1.678% due 10/19/2026	69	68
3.040% due 04/20/2035	899	934
Structured Adjustable Rate Mortgage Loan Trust
3.309% due 04/25/2034	138	138
3.310% due 09/25/2034	121	121
3.335% due 12/25/2035	1,736	1,564
3.379% due 02/25/2034	68	68
Structured Asset Mortgage Investments Trust
1.172% due 07/25/2046 ^	265	220
1.192% due 05/25/2036	428	329
1.228% due 07/19/2035	899	812
1.558% due 07/19/2034	57	57
Thornburg Mortgage Securities Trust
2.994% due 06/25/2047 ^	582	525
5.750% due 06/25/2037	781	750
UBS-Barclays Commercial Mortgage Trust
1.748% due 12/10/2045 (a)	13,175	927

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS-Citigroup Commercial Mortgage Trust
2.263% due 01/10/2045 (a)	$3,773	$315
WaMu Mortgage Pass-Through Certificates Trust
1.272% due 07/25/2045	382	368
1.292% due 01/25/2045	220	213
2.116% due 09/25/2046	1,571	1,524
2.116% due 10/25/2046	52	49
2.116% due 11/25/2046	474	431
2.732% due 03/25/2033	249	249
2.769% due 08/25/2034	291	293
2.840% due 06/25/2033	37	38
2.877% due 04/25/2035	1,037	1,029
2.905% due 08/25/2046 ^	887	852
2.998% due 03/25/2035	212	214
3.137% due 03/25/2034	172	173
Washington Mutual Mortgage Pass-Through Certificates Trust
1.408% due 04/25/2047 ^	101	7
1.432% due 04/25/2035	1,336	993
1.578% due 07/25/2046 ^	265	178
Wells Fargo Mortgage-Backed Securities Trust
3.113% due 06/25/2035	474	487
Wells Fargo-RBS Commercial Mortgage Trust
1.355% due 03/15/2045 (a)	13,241	642

		43,235

	SHARES
PREFERRED SECURITIES 0.1%
Navient Corp.
4.125% due 01/16/2018	9,000	228

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 20.0%
Fannie Mae
1.182% due 10/27/2037	$11	11
1.382% due 06/25/2036	51	51
1.412% due 11/25/2040	654	655
1.432% due 11/25/2040 - 01/25/2044	1,830	1,835
1.482% due 10/25/2040 - 12/25/2040	1,774	1,779
2.746% due 03/01/2024	2	2
2.749% due 11/01/2023	2	2
2.874% due 05/01/2035	44	46
2.887% due 12/01/2034	136	142
2.942% due 11/01/2034	831	882
3.490% due 12/01/2020	887	921
3.730% due 01/01/2018	1,000	1,000
4.500% due 08/01/2023 - 07/01/2045	4,326	4,644
6.500% due 11/01/2036	348	374
Fannie Mae, TBA
3.000% due 04/01/2047	16,300	16,166
3.500% due 05/01/2032 - 05/01/2047	23,900	24,418
4.000% due 05/01/2047	5,000	5,235
Freddie Mac
0.874% due 09/25/2022 (a)	5,053	196
1.027% due 11/25/2022 (a)	5,957	280
1.130% due 01/15/2038	979	975
1.285% due 08/25/2019 (a)	8,061	221
1.357% due 11/25/2019 (a)	7,078	225
1.512% due 12/15/2037 - 07/15/2040	750	752
1.788% due 01/15/2038 (a)	979	56
1.814% due 10/25/2044	1,355	1,370
2.820% due 02/01/2029	48	51
2.863% due 05/01/2023	12	12
3.320% due 04/01/2037	30	32
6.000% due 12/15/2024	40	44
7.400% due 02/01/2021	3	3
Freddie Mac, TBA
3.000% due 04/01/2047	5,000	4,954
3.500% due 05/01/2047	6,000	6,125

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
1.528% due 02/16/2030		$55	$56
2.000% due 02/20/2024 - 01/20/2030		58	59
2.125% due 05/20/2022 - 05/20/2030		96	99
2.250% due 12/20/2023 - 12/20/2026		22	23
6.000% due 08/20/2034		4,063	4,587
NCUA Guaranteed Notes
1.148% due 11/06/2017		5,180	5,181

			83,464

U.S. TREASURY OBLIGATIONS 4.4%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2022 (h)(j)(l)		10,033	10,117
0.125% due 01/15/2023 (h)		6,734	6,735
0.125% due 07/15/2024 (h)(j)(l)		614	609
0.625% due 01/15/2026 (l)		204	208
2.000% due 01/15/2026 (l)		551	626

			18,295

Total United States (Cost $188,931)			191,001

SHORT-TERM INSTRUMENTS 20.2%

CERTIFICATES OF DEPOSIT 0.2%
Barclays Bank PLC
1.906% due 09/08/2017		$900	902

REPURCHASE AGREEMENTS (g) 3.7%
			15,635

CZECH REPUBLIC TREASURY BILLS 0.5%
(1.196)% due 06/30/2017 - 09/29/2017 (c)(d)	CZK	50,000	1,981

JAPAN TREASURY BILLS 14.6%
(0.362)% due 05/29/2017 - 06/19/2017 (c)(d)	JPY	6,770,000	60,831

MEXICO TREASURY BILLS 1.0%
7.017% due 11/30/2017 - 03/01/2018 (c)	MXN	83,100	4,187

U.S. TREASURY BILLS 0.2%
0.665% due 04/20/2017 - 04/27/2017 (c)(d)(h)(l)		$929	929

Total Short-Term Instruments (Cost $82,661)			84,465

Total Investments in Securities (Cost $505,467)			507,044

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	115

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.6%

SHORT-TERM INSTRUMENTS 6.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.6%
PIMCO Short-Term Floating NAV Portfolio III	2,798,149	$27,662

Total Short-Term Instruments (Cost $27,660)		27,662

Total Investments in Affiliates (Cost $27,660)		27,662

Total Investments 128.2% (Cost $533,127)		$534,706

Financial Derivative Instruments (i)(k) 0.4% (Cost or Premiums, net $(656))		1,793

Other Assets and Liabilities, net (28.6)%		(119,415)

Net Assets 100.0%		$417,084

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	(0.950)%	02/23/2017	05/23/2017	EUR 13,046	France Government International Bond 2.250% - 5.500% due 05/25/2024 - 04/25/2029	$(14,035)	$13,918	$13,903
SSB	0.050	03/31/2017	04/03/2017	$ 1,717	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(1,751)	1,717	1,717

Total Repurchase Agreements						$(15,786)	$15,635	$15,620

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOS	0.820%	01/04/2017	04/04/2017	$ (5,486)	$(5,497)
BPS	(0.300)	02/02/2017	05/03/2017	EUR (6,883)	(7,340)
	0.550	01/17/2017	04/20/2017	GBP (395)	(495)
	0.550	03/14/2017	04/20/2017	(2,597)	(3,255)
BRC	0.530	02/14/2017	04/20/2017	(4,028)	(5,050)
BSN	0.780	01/27/2017	04/27/2017	$ (4,175)	(4,181)
	0.850	03/14/2017	04/03/2017	(2,493)	(2,494)
MBC	(0.800)	03/10/2017	04/24/2017	EUR (10,505)	(11,201)
	(0.450)	02/14/2017	04/24/2017	(766)	(817)
	(0.420)	01/24/2017	04/25/2017	(10,698)	(11,404)
	(0.400)	01/24/2017	04/25/2017	(4,492)	(4,788)
MEI	0.900	03/09/2017	04/18/2017	CAD (21,294)	(16,022)

Total Reverse Repurchase Agreements					$(72,544)

116	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions
TDM	0.670%	03/09/2017	04/18/2017	CAD (528)	$(391)

Total Sale-Buyback Transactions					$(391)

SHORT SALES:

SHORT SALES ON SOVEREIGN ISSUES AND U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
Fannie Mae, TBA	4.500%	05/01/2047	$ 4,800	$(5,116)	$(5,140)
France Government International Bond	2.250	05/25/2024	EUR 5,600	(6,813)	(6,830)
France Government International Bond	5.500	04/25/2029	4,400	(7,216)	(7,229)

Total Short Sales				$(19,145)	$(19,199)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(h)	Securities with an aggregate market value of $71,767 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(5,497)	$0	$0	$(5,497)	$5,536	$39
BPS	13,903	(11,090)	0	0	2,813	(3,156)	(343)
BRC	0	(5,050)	0	0	(5,050)	4,978	(72)
BSN	0	(6,675)	0	0	(6,675)	6,733	58
MBC	0	(28,210)	0	0	(28,210)	26,324	(1,886)
MEI	0	(16,022)	0	0	(16,022)	16,057	35
SSB	1,717	0	0	0	1,717	(1,751)	(34)

Master Securities Forward Transaction Agreement
BPS	0	0	0	0	0	259	259
MBC	0	0	0	(6,830)	(6,830)	0	(6,830)
MYI	0	0	0	0	0	333	333
RYL	0	0	0	(7,229)	(7,229)	0	(7,229)
TDM	0	0	(391)	0	(391)	407	16

Total Borrowings and Other Financing Transactions	$15,620	$(72,544)	$(391)	$(14,059)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(53,032)	$(7,340)	$0	$(60,372)
U.S. Treasury Obligations	0	(12,172)	0	0	(12,172)

Total	$0	$(65,204)	$(7,340)	$0	$(72,544)

Sale-Buyback Transactions
Sovereign Issues	0	(391)	0	0	(391)

Total	$0	$(391)	$0	$0	$(391)

Total Borrowings	$0	$(65,595)	$(7,340)	$0	$(72,935)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(72,935)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	117

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

(3)	The average amount of borrowings outstanding during the period ended 03/31/2017 was $(41,440) at a weighted average interest rate of 0.378%.
(4)	Payable for short sales includes $356 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June Futures	$110.250	05/26/2017	300	$3	$0
Put - CBOT U.S. Treasury 5-Year Note June Futures	109.000	05/26/2017	518	4	1
Put - CBOT U.S. Treasury 10-Year Note June Futures	110.000	05/26/2017	450	4	1
Call - CBOT U.S. Treasury 30-Year Bond June Futures	200.000	05/26/2017	43	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June Futures	105.000	05/26/2017	137	1	0

				$12	$2

Total Purchased Options				$12	$2

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	Long	03/2018	81	$26	$4	$0
90-Day Eurodollar March Futures	Short	03/2019	81	(43)	0	(6)
90-Day Eurodollar September Futures	Long	09/2017	289	(27)	0	(7)
90-Day Eurodollar September Futures	Short	09/2018	289	(2)	0	(22)
Australia Government 3-Year Note June Futures	Long	06/2017	10	5	1	0
Australia Government 10-Year Bond June Futures	Long	06/2017	15	27	4	(1)
Call Options Strike @ EUR 166.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2017	16	6	0	0
Canada Government 10-Year Bond June Futures	Long	06/2017	16	14	0	(6)
Euro-Bobl June Futures	Short	06/2017	11	(1)	0	(1)
Euro-Bono June Futures	Short	06/2017	28	(30)	6	(3)
Euro-Bund 10-Year Bond June Futures	Short	06/2017	12	(10)	0	(4)
Euro-Buxl 30-Year Bond June Futures	Long	06/2017	31	(2)	11	(6)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	76	(21)	32	0
Euro-Schatz June Futures	Long	06/2017	237	(27)	9	0
Japan Government 10-Year Bond June Futures	Long	06/2017	11	19	0	(17)
Put Options Strike @ EUR 111.300 on Euro-Schatz June Futures	Long	05/2017	237	(1)	0	0
Put Options Strike @ EUR 126.000 on Euro-Bobl June Futures	Long	05/2017	40	0	0	0
Put Options Strike @ EUR 140.000 on Euro-Bund 10-Year Bond June Futures	Long	05/2017	42	0	0	0
U.S. Treasury 2-Year Note June Futures	Short	06/2017	300	(61)	0	(23)
U.S. Treasury 5-Year Note June Futures	Long	06/2017	518	80	85	0
U.S. Treasury 10-Year Note June Futures	Long	06/2017	562	156	122	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	63	(118)	0	(20)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	114	89	36	0
United Kingdom Long Gilt June Futures	Long	06/2017	58	179	28	(4)

Total Futures Contracts				$258	$338	$(120)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Ally Financial, Inc.	5.000%	06/20/2018	0.500%	$ 900	$(51)	$1	$0	$0
Altria Group, Inc.	1.000	12/20/2020	0.200	1,200	(35)	0	1	0
BASF SE	1.000	12/20/2020	0.259	EUR 300	(9)	(1)	0	0
BAT International Finance PLC	1.000	12/20/2020	0.422	800	(19)	(1)	0	0
Bayer AG	1.000	12/20/2020	0.326	500	(14)	(2)	0	0
Fortum OYJ	1.000	12/20/2020	0.516	200	(4)	0	0	0
Koninklijke DSM NV	1.000	12/20/2020	0.258	1,000	(30)	2	0	0
Pfizer, Inc.	1.000	12/20/2020	0.218	$ 900	(26)	0	0	0
Reynolds American, Inc.	1.000	12/20/2020	0.239	1,400	(39)	1	1	0
Shell International Finance BV	1.000	12/20/2026	1.122	EUR 500	(6)	9	0	0
Telia Co. AB	1.000	12/20/2020	0.429	300	(7)	0	0	0

118	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Tesco PLC	1.000%	06/20/2021	1.525	EUR	700	$(16)	$14	$0	$0
Tesco PLC	1.000	06/20/2022	1.916		700	(34)	0	0	0
UnitedHealth Group, Inc.	1.000	12/20/2020	0.194	$	800	(24)	(2)	0	0

						$(314)	$21	$2	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

	Fixed Receive Rate	Maturity Date	Notional Amount(3)		Market Value(4)	Unrealized Appreciation (Depreciation)	Variation Margin
Index/Tranches							Asset	Liability
CDX.IG-27 5-Year Index	1.000%	12/20/2021	$	11,400	$215	$66	$4	$0
CDX.IG-28 5-Year Index	1.000	06/20/2022		13,900	236	19	6	0
iTraxx Europe Main 26 5-Year Index	1.000	12/20/2021	EUR	28,800	(495)	(54)	0	(17)
iTraxx Europe Main 27 5-Year Index	1.000	06/20/2022		39,500	(586)	(60)	0	(24)

					$(630)	$(29)	$10	$(41)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Year BRL-CDI	10.100%	01/02/2019	BRL	223,400	$(441)	$46	$10	$0
Pay	1-Year BRL-CDI	10.300	01/02/2025		79,000	366	60	0	(13)
Receive	3-Month CAD-Bank Bill	2.200	06/16/2026	CAD	7,000	(181)	120	19	0
Pay	3-Month CHF-LIBOR	0.050	03/16/2026	CHF	1,400	0	1	0	0
Pay	3-Month SEK-STIBOR	1.080	01/26/2025	SEK	3,400	8	19	1	0
Pay	3-Month SEK-STIBOR	1.085	01/26/2025		4,000	10	23	1	0
Pay(5)	3-Month USD-LIBOR	1.000	05/15/2018	$	43,800	(193)	(19)	3	0
Pay(5)	3-Month USD-LIBOR	1.750	06/18/2018		154,400	101	88	11	0
Receive(5)	3-Month USD-LIBOR	1.250	05/15/2019		43,800	282	10	0	(13)
Receive(5)	3-Month USD-LIBOR	2.250	06/18/2019		154,400	(154)	(143)	0	(22)
Receive(5)	3-Month USD-LIBOR	1.250	06/21/2022		6,300	(265)	59	6	0
Receive	3-Month USD-LIBOR	2.000	06/15/2023		25,600	108	1,331	0	(24)
Receive	3-Month USD-LIBOR	1.750	12/21/2023		89,800	2,168	4,654	0	(88)
Pay(5)	3-Month USD-LIBOR	2.793	11/12/2024		5,600	52	53	6	0
Pay(5)	3-Month USD-LIBOR	2.798	11/12/2024		21,500	207	207	21	0
Receive	3-Month USD-LIBOR	1.750	12/21/2026		5,500	(293)	(135)	9	0
Receive(5)	3-Month USD-LIBOR	1.500	06/21/2027		10,300	(890)	161	17	0
Pay	3-Month USD-LIBOR	2.500	12/16/2035		100	(2)	(2)	0	0
Receive(5)	3-Month USD-LIBOR	2.098	07/01/2041		6,000	135	136	0	(1)
Receive	3-Month USD-LIBOR	1.768	12/15/2046		3,300	619	628	0	(4)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		6,000	(543)	157	10	0
Receive(5)	3-Month USD-LIBOR	2.953	11/12/2049		1,000	(28)	(28)	0	(1)
Receive(5)	3-Month USD-LIBOR	2.955	11/12/2049		3,700	(106)	(106)	0	(4)
Pay	3-Month ZAR-JIBAR	8.500	03/15/2027	ZAR	10,000	19	19	0	(4)
Receive	6-Month AUD-BBR-BBSW	3.500	12/17/2025	AUD	1,800	(74)	(27)	0	(1)
Receive	6-Month AUD-BBR-BBSW	3.250	06/17/2026		100	(2)	(2)	0	0
Pay(5)	6-Month EUR-EURIBOR	0.000	09/20/2019	EUR	11,900	(13)	(3)	0	(3)
Pay(5)	6-Month EUR-EURIBOR	0.250	09/20/2022		63,000	(135)	(3)	57	0
Receive(5)	6-Month EUR-EURIBOR	1.000	09/20/2027		36,700	510	150	14	(6)
Receive(5)	6-Month EUR-EURIBOR	1.500	03/21/2048		17,050	(200)	(57)	23	0
Pay(5)	6-Month GBP-LIBOR	0.750	09/20/2019	GBP	44,000	63	(5)	36	0
Receive(5)	6-Month GBP-LIBOR	1.000	09/20/2022		4,500	(23)	(15)	0	(15)
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027		18,800	(595)	(261)	0	(101)
Receive(5)	6-Month GBP-LIBOR	1.750	03/21/2048		700	72	25	10	0
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	1,990,000	20	6	0	0
Receive	6-Month JPY-LIBOR	0.500	09/17/2021		730,000	(121)	(20)	2	0
Receive(5)	6-Month JPY-LIBOR	0.300	09/20/2027		130,000	1	2	2	0
Receive(5)	6-Month JPY-LIBOR	0.450	03/20/2029		120,000	(3)	0	2	0
Pay	6-Month JPY-LIBOR	1.250	06/17/2035		120,000	122	96	0	(2)
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		550,000	(897)	793	19	0
Pay	28-Day MXN-TIIE	5.615	06/02/2020	MXN	34,900	(85)	(128)	1	0
Pay	28-Day MXN-TIIE	7.317	03/23/2022		21,100	6	6	2	0
Pay	28-Day MXN-TIIE	5.570	01/31/2023		8,000	(36)	(30)	1	0
Pay	28-Day MXN-TIIE	7.380	11/04/2026		22,900	(2)	25	5	0
Pay	28-Day MXN-TIIE	7.740	02/22/2027		39,800	51	58	10	0
Pay	28-Day MXN-TIIE	7.730	02/25/2027		36,300	45	45	9	0

						$(317)	$7,994	$307	$(302)

Total Swap Agreements						$(1,261)	$7,986	$319	$(343)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	119

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(j)	Securities with an aggregate market value of $2,075 and cash of $7,536 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$2	$338	$319	$659	$0	$(120)	$(343)	$(463)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2017		$249	GBP	200	$2	$0
	05/2017		1,010	EUR	956	12	0
BOA	04/2017	DKK	30,993		$4,704	260	0
	04/2017		$2,133	DKK	14,614	0	(38)
	05/2017	CHF	4,876		$4,846	0	(34)
	05/2017	EUR	4,469		4,784	8	0
	05/2017	NOK	18,715		2,175	0	(5)
	05/2017		$7,263	EUR	6,837	44	0
	05/2017	ZAR	2,694		$205	5	0
	06/2017	JPY	770,000		6,779	0	(153)
	06/2017	SGD	10,678		7,602	0	(36)
	07/2017	DKK	38,329		5,727	205	0
	07/2017		$510	ILS	1,846	2	0
	01/2018	DKK	3,264		$477	2	0
	04/2018		$1,544	DKK	10,561	3	0
BPS	04/2017	AUD	804		$609	0	(5)
	04/2017	BRL	10,159		3,270	25	0
	04/2017	GBP	13,400		16,873	81	0
	04/2017		$3,279	BRL	10,159	6	(40)
	04/2017		1,542	DKK	10,561	0	(27)
	04/2017		5,889	MXN	121,039	563	0
	05/2017		3,251	BRL	10,159	0	(27)
	05/2017		13,163	EUR	12,357	59	(15)
	05/2017		2,197	SEK	19,745	10	0
	07/2017	DKK	9,085		$1,397	89	0
	03/2018	MXN	64,400		3,080	0	(196)
	04/2018	DKK	10,561		1,573	27	0
BRC	09/2017	CZK	7,000	EUR	260	0	(1)

120	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	04/2017	AUD	2,665		$2,039	$3	$0
	04/2017	CAD	632		468	0	(7)
	04/2017	GBP	490		610	0	(4)
	04/2017	JPY	1,080,000		9,462	0	(243)
	05/2017	CNY	2,488		359	0	(1)
	05/2017	EUR	4,706		5,008	0	(21)
	05/2017	JPY	1,582,200		13,945	0	(282)
	05/2017	RUB	19,499		324	0	(18)
	05/2017		$359	CNH	2,482	1	0
	05/2017		1,096	EUR	1,030	5	0
	06/2017	JPY	1,430,000		$12,554	0	(324)
	06/2017		$5,791	KRW	6,551,114	76	0
	07/2017	CZK	2,000		$81	1	0
DUB	04/2017	RUB	33,267		557	0	(32)
	04/2017		$687	ILS	2,593	29	0
	07/2017		180	BRL	650	23	0
FBF	04/2017		8,719	DKK	61,004	28	0
	05/2017		3,418	RUB	205,928	198	0
GLM	04/2017	BRL	2,346		$740	0	(9)
	04/2017	CAD	8,492		6,483	97	0
	04/2017	EUR	3,620		3,938	75	0
	04/2017	GBP	2,745		3,382	0	(58)
	04/2017		$749	BRL	2,346	2	(1)
	04/2017		16,067	CAD	21,700	251	0
	04/2017		277	DKK	1,905	0	(4)
	04/2017		2,786	GBP	2,261	47	0
	04/2017		6,479	JPY	740,000	173	0
	05/2017	CHF	726		$723	0	(4)
	05/2017	EUR	15,497		16,569	11	(5)
	05/2017	JPY	2,124,700		18,668	0	(445)
	05/2017	SEK	17,640		2,001	29	0
	05/2017		$1,078	CHF	1,080	3	(1)
	05/2017		77,209	EUR	72,100	0	(150)
	05/2017		1,025	PLN	4,094	7	0
	05/2017		1,016	ZAR	13,991	21	0
	06/2017	CZK	10,000		$402	3	0
	06/2017	KRW	524,712		455	0	(15)
	06/2017	MYR	1,476		329	0	(2)
	07/2017		$229	BRL	826	30	0
HUS	04/2017	BRL	1,204		$385	1	0
	04/2017	ILS	747		205	0	(1)
	04/2017	JPY	2,620,000		23,590	54	0
	04/2017		$380	BRL	1,204	5	0
	04/2017		355	MXN	6,699	2	0
	04/2017		417	PEN	1,357	0	0
	05/2017	SEK	1,895		$212	0	0
	05/2017		$383	BRL	1,204	0	(1)
	05/2017		108	EUR	100	0	(1)
	05/2017		9,158	JPY	1,047,100	261	0
	06/2017	THB	7,173		$209	0	0
	10/2017	DKK	28,050		4,296	235	0
IND	05/2017		$2,893	NOK	24,000	0	(97)
JPM	04/2017	DKK	42,888		$6,221	71	0
	04/2017	NZD	785		558	8	0
	04/2017		$1,297	AUD	1,717	15	0
	04/2017		16,935	JPY	1,940,000	498	0
	05/2017	JPY	1,110,000		$9,795	0	(188)
	05/2017		$8,756	CHF	8,671	0	(79)
	05/2017		3,327	CNH	23,012	10	0
	05/2017		638	EUR	598	0	0
	05/2017		44,984	JPY	5,032,600	287	0
	06/2017	CZK	14,000		$562	3	0
	06/2017	TWD	82,842		2,685	0	(53)
	07/2017	BRL	11,500		3,072	0	(526)
	07/2017	DKK	59,755		9,074	466	0
	07/2017		$5,492	BRL	18,014	143	0
	09/2017	CZK	19,000		$769	5	0
MSB	04/2017	BRL	1,565		494	0	(6)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	121

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2017	DKK	12,048		1,830	$102	$0
	04/2017		$493	BRL	1,565	7	0
	05/2017		822	EUR	760	0	(10)
	07/2017	BRL	32,100		$9,175	0	(867)
	07/2017	DKK	1,720		262	15	0
	07/2017		$1,293	DKK	9,004	4	0
	01/2018		476		3,278	1	0
NAB	04/2017	CAD	11,570		$8,642	0	(58)
	05/2017		$8,646	CAD	11,570	58	0
NGF	11/2017	MXN	18,700		$907	0	(57)
RBC	05/2017	JPY	326,200		2,883	2	(54)
	05/2017	PLN	3,255		832	11	0
	05/2017		$811	EUR	760	2	0
	09/2017	EUR	260		$283	3	0
SCX	04/2017	BRL	1,142		366	1	0
	04/2017	GBP	815		992	0	(29)
	04/2017	INR	27,598		413	0	(12)
	04/2017		$360	BRL	1,142	4	0
	04/2017		2,178	DKK	15,165	0	(3)
	05/2017		364	BRL	1,142	0	(1)
	05/2017		1,509	CHF	1,501	0	(7)
	05/2017		1,778	JPY	201,300	33	0
	06/2017		579	TWD	17,895	12	0
SOG	04/2017	CAD	1,006		$748	0	(8)
	04/2017	MXN	12,319		620	0	(37)
	04/2017		$478	CZK	12,213	5	0
	05/2017		19,393	JPY	2,220,000	570	0
	03/2018	CZK	21,431		$878	5	0
TOR	04/2017		$540	INR	35,343	5	0
	06/2017		1,158	SGD	1,642	16	0
	07/2017		7,786	BRL	25,230	107	0
UAG	04/2017	DKK	17,952		$2,729	154	0
	04/2017	JPY	860,000		7,533	0	(195)
	04/2017		$2,375	INR	163,189	140	0
	06/2017	JPY	350,000		$3,061	0	(92)
	06/2017		$120	IDR	1,621,161	1	0
	06/2017		1,400	MYR	6,256	4	0
	06/2017		1,234	THB	43,432	29	0
	10/2017		4,063	DKK	28,137	10	0
	12/2017	CNH	24,892		$3,524	0	(35)

Total Forward Foreign Currency Contracts						$5,881	$(4,620)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BPS	Put - OTC EUR versus USD	$	0.970	04/12/2017	EUR	30,000	$3	$0
GLM	Call - OTC USD versus JPY	JPY	118.280	08/21/2017	$	2,400	30	9
JPM	Call - OTC USD versus JPY		118.280	08/21/2017		1,413	13	6

							$46	$15

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.265%	09/11/2017	EUR	5,500	$55	$23
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	03/14/2018	$	26,300	22	11
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.164	09/11/2017	EUR	2,700	31	16
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.223	09/11/2017		1,400	14	7
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.030	12/18/2017	$	95,900	97	52
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	03/14/2018		134,000	112	57

								$331	$166

122	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	$74.000	05/04/2017	$40,000	$2	$0

Total Purchased Options					$379	$181

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC USD versus BRL	BRL	3.890	06/28/2018	$	1,500	$(144)	$(40)
	Put - OTC USD versus BRL		3.890	06/28/2018		1,500	(143)	(249)
FBF	Call - OTC USD versus BRL		6.300	01/11/2018		1,000	(53)	(1)
GLM	Call - OTC CAD versus JPY	JPY	90.000	08/21/2017	CAD	3,100	(30)	(6)
	Call - OTC USD versus BRL	BRL	3.892	07/02/2018	$	2,000	(193)	(55)
	Put - OTC USD versus BRL		3.892	07/02/2018		2,000	(192)	(333)
JPM	Call - OTC CAD versus JPY	JPY	90.000	08/21/2017	CAD	1,848	(13)	(4)
	Put - OTC USD versus CNH	CNH	6.600	09/11/2017	$	3,100	(28)	(3)

							$(796)	$(691)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$2,000	$(26)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020%	09/11/2017	$11,300	$(99)	$(39)

Total Written Options							$(921)	$(730)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		128		0		(67)		(61)		0
Notional Amount in $	$	53,944	$	154,930	$	(112,287)	$	(47,187)	$	(25,000)	$	24,400
Notional Amount in AUD	AUD	0	AUD	23,140	AUD	(8,270)	AUD	(14,870)	AUD	0	AUD	0
Notional Amount in CAD	CAD	0	CAD	4,948	CAD	0	CAD	0	CAD	0	CAD	4,948
Notional Amount in CHF	CHF	0	CHF	10,836	CHF	(5,300)	CHF	0	CHF	(5,536)	CHF	0
Notional Amount in EUR	EUR	52,641	EUR	62,868	EUR	(42,100)	EUR	(71,009)	EUR	(2,400)	EUR	0
Notional Amount in GBP	GBP	0	GBP	25,450	GBP	(7,100)	GBP	(15,750)	GBP	(2,600)	GBP	0
Notional Amount in JPY	JPY	900,000	JPY	0	JPY	0	JPY	0	JPY	(900,000)	JPY	0
Premiums	$	(1,197)	$	(3,476)	$	1,986	$	1,157	$	609	$	(921)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	ING Bank NV	(1.000)%	12/20/2021	1.220%	EUR	300	$9	$(6)	$3	$0
BPS	Barclays Bank PLC	(1.000)	06/20/2022	1.682		1,000	37	0	37	0
	Credit Suisse Group Finance	(1.000)	06/20/2022	1.275		700	12	(2)	10	0
	HSBC Bank PLC	(1.000)	06/20/2021	1.057		1,100	14	(12)	2	0
	HSBC Bank PLC	(1.000)	12/20/2021	1.189		700	16	(10)	6	0
	ING Bank NV	(1.000)	06/20/2021	1.124		1,000	27	(22)	5	0
BRC	Springleaf Finance Corp.	(5.000)	06/20/2020	2.634	$	1,200	(119)	31	0	(88)
CBK	Credit Agricole S.A.	(1.000)	12/20/2021	0.777	EUR	100	(1)	0	0	(1)
	HSBC Bank PLC	(1.000)	12/20/2021	1.189		300	8	(5)	3	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	123

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Cytec Industries, Inc.	(1.000)%	09/20/2017	0.084%	$	200	$2	$(3)	$0	$(1)

							$5	$(29)	$66	$(90)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Barclays Bank PLC	1.000%	06/20/2017	0.301%	EUR	500	$(5)	$6	$1	$0
CBK	Shire Acquisitions Investments Ireland DAC	1.000	12/20/2021	1.181		200	(7)	5	0	(2)
DUB	Brazil Government International Bond	1.000	03/20/2019	0.888	$	1,600	(66)	70	4	0
FBF	Brazil Government International Bond	1.000	12/20/2021	2.050		400	(25)	7	0	(18)
HUS	Brazil Government International Bond	1.000	12/20/2021	2.050		1,000	(65)	19	0	(46)
MYC	Brazil Government International Bond	1.000	09/20/2019	1.070		1,000	(29)	28	0	(1)

							$(197)	$135	$5	$(67)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BPS	iTraxx Europe Subordinated 27 5-Year Index	(1.000)%	06/20/2022	EUR	1,600	$84	$(6)	$78	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	7,300	$	5,573	$(21)	$(61)	$0	$(82)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	2,050		2,188	16	(42)	0	(26)
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	3,800		4,640	776	(664)	112	0
BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	1,270		1,356	2	(18)	0	(16)
CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.425% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/21/2027		9,240		9,818	35	(103)	0	(68)
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020	GBP	6,800		8,316	3	192	195	0
CIB	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	9,500		7,162	(94)	78	0	(16)
DUB	Floating rate equal to 3-Month CHF-LIBOR less 0.075% based on the notional amount of currency received	Floating rate equal to 3-Month EUR-EURIBOR based on the notional amount of currency delivered	06/21/2019	CHF	6,000	EUR	5,616	10	(10)	0	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP	4,200	$	5,124	(4)	135	131	0

124	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Receive	Pay	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Floating rate equal to 3-Month USD-LIBOR less 0.771% based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR based on the notional amount of currency delivered	01/23/2019	$	2,180	JPY	250,000	$(279)	$231	$0	$(48)
GLM	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	29,800	$	22,465	(31)	(19)	0	(50)
	Floating rate equal to 3-Month CHF-LIBOR less 0.075% based on the notional amount of currency received	Floating rate equal to 3-Month EUR-EURIBOR based on the notional amount of currency delivered	06/21/2019	CHF	9,800	EUR	9,173	(9)	9	0	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	300	$	320	3	(7)	0	(4)
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020	GBP	16,500		20,179	(31)	504	473	0
	Floating rate equal to 3-Month USD-LIBOR less 0.771% based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR based on the notional amount of currency delivered	01/23/2019	$	4,273	JPY	490,000	(548)	453	0	(95)
MYC	Floating rate equal to 3-Month JPY-LIBOR less 0.768% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	01/23/2019	JPY	490,000	$	4,423	(9)	(30)	0	(39)
	Floating rate equal to 3-Month JPY-LIBOR less 0.775% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	01/23/2019		250,000		2,267	(17)	(13)	0	(30)
RBC	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	6,800		5,126	(26)	15	0	(11)
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.054% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP	1,200		1,464	(1)	39	38	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019		9,600		11,723	224	60	284	0
SOG	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020		3,000		3,669	(17)	103	86	0

								$(18)	$852	$1,319	$(485)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	125

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month KRW-KORIBOR	1.860%	12/01/2020	KRW	1,647,200	$0	$11	$11	$0
CBK	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		1,020,900	0	7	7	0
DUB	Pay	3-Month KRW-KORIBOR	1.860	12/01/2020		4,941,500	0	32	32	0
NGF	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		1,647,200	0	11	11	0

							$0	$61	$61	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.800%	06/24/2019	$	3	$0	$1	$1	$0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.750	06/26/2019		4	0	0	0	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.000	06/24/2019		3	0	(1)	0	(1)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.000	06/26/2019		4	0	(2)	0	(2)

							$0	$(2)	$1	$(3)

Total Swap Agreements							$(126)	$1,011	$1,530	$(645)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(l)	Securities with an aggregate market value of $2,500 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$14	$0	$0	$14	$0	$0	$0	$0	$14	$0	$14
BOA	529	0	126	655	(266)	0	(108)	(374)	281	(180)	101
BPS	860	0	139	999	(310)	0	(16)	(326)	673	(890)	(217)
BRC	0	23	0	23	(1)	0	(88)	(89)	(66)	0	(66)
CBK	86	0	205	291	(900)	0	(71)	(971)	(680)	1,078	398
CIB	0	0	0	0	0	0	(16)	(16)	(16)	0	(16)
DUB	52	0	168	220	(32)	(289)	(52)	(373)	(153)	123	(30)
FBF	226	0	0	226	0	(1)	(18)	(19)	207	(270)	(63)
GLM	749	43	473	1,265	(694)	(433)	(149)	(1,276)	(11)	292	281
HUS	558	0	0	558	(3)	0	(46)	(49)	509	(320)	189
IND	0	0	0	0	(97)	0	0	(97)	(97)	0	(97)
JPM	1,506	6	0	1,512	(846)	(7)	0	(853)	659	(540)	119
MSB	129	0	0	129	(883)	0	0	(883)	(754)	943	189
MYC	0	109	0	109	0	0	(70)	(70)	39	0	39
NAB	58	0	0	58	(58)	0	0	(58)	0	0	0
NGF	0	0	11	11	(57)	0	0	(57)	(46)	0	(46)
RBC	18	0	0	18	(54)	0	(11)	(65)	(47)	0	(47)
RYL	0	0	322	322	0	0	0	0	322	(430)	(108)
SCX	50	0	0	50	(52)	0	0	(52)	(2)	0	(2)
SOG	580	0	86	666	(45)	0	0	(45)	621	(640)	(19)
TOR	128	0	0	128	0	0	0	0	128	0	128
UAG	338	0	0	338	(322)	0	0	(322)	16	(40)	(24)

Total Over the Counter	$5,881	$181	$1,530	$7,592	$(4,620)	$(730)	$(645)	$(5,995)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

126	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	338	338
Swap Agreements	0	12	0	0	307	319

	$0	$12	$0	$0	$647	$659

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,881	$0	$5,881
Purchased Options	0	0	0	15	166	181
Swap Agreements	0	149	0	1,320	61	1,530

	$0	$149	$0	$7,216	$227	$7,592

	$0	$161	$0	$7,216	$874	$8,251

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$120	$120
Swap Agreements	0	41	0	0	302	343

	$0	$41	$0	$0	$422	$463

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,620	$0	$4,620
Written Options	0	0	0	691	39	730
Swap Agreements	0	157	0	488	0	645

	$0	$157	$0	$5,799	$39	$5,995

	$0	$198	$0	$5,799	$461	$6,458

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	127

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(54)	$(54)
Written Options	0	0	0	0	26	26
Futures	0	0	0	0	(4,976)	(4,976)
Swap Agreements	0	2,318	0	0	1,819	4,137

	$0	$2,318	$0	$0	$(3,185)	$(867)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(346)	$0	$(346)
Purchased Options	0	0	0	(1,035)	336	(699)
Written Options	0	113	0	1,545	(409)	1,249
Swap Agreements	0	460	0	(6,148)	181	(5,507)

	$0	$573	$0	$(5,984)	$108	$(5,303)

	$0	$2,891	$0	$(5,984)	$(3,077)	$(6,170)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(15)	$(15)
Futures	0	0	0	0	213	213
Swap Agreements	0	(693)	0	0	8,937	8,244

	$0	$(693)	$0	$0	$9,135	$8,442

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,427)	$0	$(1,427)
Purchased Options	0	0	0	583	(164)	419
Written Options	0	(67)	0	771	(49)	655
Swap Agreements	0	(338)	0	(686)	(143)	(1,167)

	$0	$(405)	$0	$(759)	$(356)	$(1,520)

	$0	$(1,098)	$0	$(759)	$8,779	$6,922

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Australia
Non-Agency Mortgage-Backed Securities	$0	$1,991	$0	$1,991
Belgium
Corporate Bonds & Notes	0	1,259	0	1,259
Brazil
Corporate Bonds & Notes	0	2,058	0	2,058
Canada
Corporate Bonds & Notes	0	3,266	0	3,266
Non-Agency Mortgage-Backed Securities	0	1,919	0	1,919
Sovereign Issues	0	17,794	0	17,794
Cayman Islands
Asset-Backed Securities	0	17,577	0	17,577
China
Sovereign Issues	0	264	0	264
Czech Republic
Sovereign Issues	0	926	0	926
Denmark
Corporate Bonds & Notes	0	15,877	0	15,877
France
Corporate Bonds & Notes	0	6,179	0	6,179
Sovereign Issues	0	13,203	0	13,203
Germany
Corporate Bonds & Notes	0	4,711	0	4,711
Greece
Corporate Bonds & Notes	0	820	0	820
Guernsey, Channel Islands
Corporate Bonds & Notes	0	1,206	0	1,206

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Ireland
Asset-Backed Securities	$0	$957	$0	$957
Italy
Corporate Bonds & Notes	0	4,497	0	4,497
Non-Agency Mortgage-Backed Securities	0	1,715	0	1,715
Sovereign Issues	0	4,368	0	4,368
Japan
Corporate Bonds & Notes	0	3,293	0	3,293
Sovereign Issues	0	35,191	0	35,191
Kuwait
Sovereign Issues	0	3,635	0	3,635
Luxembourg
Asset-Backed Securities	0	41	0	41
Corporate Bonds & Notes	0	1,385	0	1,385
Multinational
Corporate Bonds & Notes	0	1,289	0	1,289
Netherlands
Asset-Backed Securities	0	887	0	887
Corporate Bonds & Notes	0	7,528	0	7,528
Norway
Corporate Bonds & Notes	0	1,395	0	1,395
Sovereign Issues	0	703	0	703
Poland
Sovereign Issues	0	833	0	833
Portugal
Corporate Bonds & Notes	0	1,373	0	1,373
Qatar
Sovereign Issues	0	617	0	617

128	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Saudi Arabia
Sovereign Issues	$0	$4,518	$0	$4,518
Slovenia
Sovereign Issues	0	13,979	0	13,979
Spain
Corporate Bonds & Notes	0	725	0	725
Sovereign Issues	0	5,576	0	5,576
Supranational
Corporate Bonds & Notes	0	3,566	0	3,566
Sweden
Corporate Bonds & Notes	0	4,197	0	4,197
Switzerland
Corporate Bonds & Notes	0	1,796	0	1,796
Sovereign Issues	0	460	0	460
United Kingdom
Corporate Bonds & Notes	0	24,387	1,125	25,512
Non-Agency Mortgage-Backed Securities	0	4,561	0	4,561
Sovereign Issues	0	7,931	0	7,931
United States
Asset-Backed Securities	0	14,110	0	14,110
Corporate Bonds & Notes	0	30,374	0	30,374
Loan Participations and Assignments	0	1,295	0	1,295
Non-Agency Mortgage-Backed Securities	0	43,232	3	43,235
Preferred Securities	228	0	0	228
U.S. Government Agencies	0	83,461	3	83,464
U.S. Treasury Obligations	0	18,295	0	18,295
Short-Term Instruments
Certificates of Deposit	0	902	0	902
Repurchase Agreements	0	15,635	0	15,635
Czech Republic Treasury Bills	0	1,981	0	1,981
Japan Treasury Bills	0	60,831	0	60,831
Mexico Treasury Bills	0	4,187	0	4,187
U.S. Treasury Bills	0	929	0	929

	$228	$505,685	$1,131	$507,044

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$27,662	$0	$0	$27,662

Total Investments	$27,890	$505,685	$1,131	$534,706

Short Sales, at Value - Liabilities
Sovereign Issues	0	(14,059)	0	(14,059)
U.S. Government Agencies	0	(5,140)	0	(5,140)

	$0	$(19,199)	$0	$(19,199)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	338	321	0	659
Over the counter	0	7,592	0	7,592

	$338	$7, 913	$0	$8,251

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(120)	(343)	0	(463)
Over the counter	0	(5,993)	(2)	(5,995)

	$(120)	$(6,336)	$(2)	$(6,458)

Total Financial Derivative Instruments	$218	$1,577	$(2)	$1,793

Totals	$28,108	$488,063	$1,129	$517,300

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	129

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 116.9%

AUSTRALIA 0.0%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%
Swan Trust
2.925% due 04/25/2041	AUD	198	$152

Total Australia (Cost $180)			152

BELGIUM 0.3%

CORPORATE BONDS & NOTES 0.3%
Anheuser-Busch InBev S.A.
0.000% due 05/05/2017	EUR	2,000	2,134

Total Belgium (Cost $2,175)			2,134

BRAZIL 0.4%

CORPORATE BONDS & NOTES 0.4%
Petrobras Global Finance BV
7.375% due 01/17/2027		$900	954
8.375% due 05/23/2021		2,000	2,267

Total Brazil (Cost $2,893)			3,221

CANADA 4.2%

CORPORATE BONDS & NOTES 1.1%
Bank of Nova Scotia
1.875% due 04/26/2021		$2,300	2,256
Petro-Canada
6.050% due 05/15/2018		850	890
Royal Bank of Canada
2.300% due 03/22/2021		1,700	1,703
Toronto-Dominion Bank
2.500% due 01/18/2023		3,600	3,608

			8,457

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
Canadian Mortgage Pools
1.011% due 06/01/2020	CAD	552	413
1.211% due 07/01/2020		1,355	1,018
1.211% due 08/01/2020		573	430

			1,861

SOVEREIGN ISSUES 2.9%
Canada Government International Bond
1.500% due 12/01/2044 (f)		448	407
Province of Alberta
1.250% due 06/01/2020		2,400	1,801
2.350% due 06/01/2025		2,500	1,888
Province of British Columbia
2.300% due 06/18/2026		200	151
Province of Ontario
2.100% due 09/08/2018		700	535
2.450% due 06/29/2022		$500	502
2.600% due 06/02/2025	CAD	10,600	8,178
3.150% due 06/02/2022		3,300	2,654
3.500% due 06/02/2024		3,100	2,546
4.000% due 10/07/2019		$400	421
Province of Quebec
2.500% due 09/01/2026	CAD	1,700	1,291
2.750% due 08/25/2021		$300	307
4.250% due 12/01/2021	CAD	1,200	1,009

			21,690

Total Canada (Cost $33,568)			32,008

CAYMAN ISLANDS 3.5%

ASSET-BACKED SECURITIES 3.5%
ACAS CLO Ltd.
2.215% due 07/18/2026		$1,800	1,804

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cent CLO Ltd.
0.000% due 07/27/2026		$3,700	$3,703
CIFC Funding Ltd.
2.235% due 05/24/2026		1,800	1,801
Hildene CLO Ltd.
0.000% due 07/19/2026 (b)		3,800	3,800
Jamestown CLO Ltd.
0.000% due 01/17/2027 (b)		3,800	3,800
Madison Park Funding Ltd.
1.275% due 02/26/2021		2,300	2,299
Nelder Grove CLO Ltd.
2.300% due 08/28/2026		1,800	1,802
Oak Hill Credit Partners Ltd.
0.000% due 07/20/2026		3,700	3,702
Octagon Investment Partners Ltd.
2.069% due 04/15/2026		1,800	1,798
Staniford Street CLO Ltd.
2.311% due 06/15/2025		2,000	2,000

Total Cayman Islands (Cost $26,496)			26,509

CHINA 0.1%

CORPORATE BONDS & NOTES 0.1%
Sinopec Group Overseas Development Ltd.
1.750% due 04/10/2017		$900	900

Total China (Cost $900)			900

CZECH REPUBLIC 0.0%

SOVEREIGN ISSUES 0.0%
Czech Republic Government International Bond
1.200% due 07/23/2017	CZK	3,000	120

Total Czech Republic (Cost $119)			120

DENMARK 12.0%

CORPORATE BONDS & NOTES 12.0%
BRFkredit A/S
2.000% due 10/01/2047	DKK	6,667	936
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2017		30,700	4,457
2.000% due 10/01/2047		14,116	1,982
2.500% due 10/01/2037		2,499	373
2.500% due 10/01/2047		3,232	472
Nykredit Realkredit A/S
1.000% due 04/01/2017		10,000	1,435
1.000% due 01/01/2018		75,200	10,908
2.000% due 10/01/2037		10,705	1,564
2.000% due 10/01/2047		14,259	2,002
2.500% due 10/01/2037		13,225	1,973
2.500% due 10/01/2047		41,856	6,105
Realkredit Danmark A/S
1.000% due 04/01/2017		44,600	6,396
1.000% due 01/01/2018		205,800	29,899
1.000% due 04/01/2018		29,500	4,294
2.000% due 04/01/2017		35,400	5,078
2.000% due 01/01/2018		5,000	730
2.000% due 04/01/2018		13,000	1,911
2.000% due 10/01/2037		14,047	2,049
2.000% due 10/01/2047		16,606	2,334
2.500% due 10/01/2037		6,917	1,032
2.500% due 10/01/2047		35,327	5,169

Total Denmark (Cost $91,993)			91,099

FRANCE 3.1%

CORPORATE BONDS & NOTES 1.6%
Credit Agricole S.A.
8.125% due 09/19/2033		$1,000	1,075
Dexia Credit Local S.A.
0.750% due 01/25/2023	EUR	1,600	1,728
1.756% due 03/23/2018		$1,200	1,204

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.875% due 03/28/2019		$2,600	$2,588
1.875% due 09/15/2021		2,500	2,413
2.000% due 01/22/2021	EUR	1,200	1,368
2.250% due 02/18/2020		$700	699
RCI Banque S.A.
3.500% due 04/03/2018		1,000	1,015

			12,090

SOVEREIGN ISSUES 1.5%
France Government International Bond
1.250% due 05/25/2036	EUR	1,800	1,790
3.250% due 05/25/2045		6,800	9,255

			11,045

Total France (Cost $23,760)			23,135

GERMANY 0.9%

CORPORATE BONDS & NOTES 0.9%
Deutsche Bank AG
4.250% due 10/14/2021		$3,000	3,077
Deutsche Pfandbriefbank AG
1.625% due 08/30/2019		1,200	1,185
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	300	246
5.375% due 04/23/2024	NZD	1,400	1,072
5.500% due 03/29/2022	AUD	1,100	949
7.000% due 05/10/2017	NZD	200	141

Total Germany (Cost $6,700)			6,670

GREECE 0.2%

CORPORATE BONDS & NOTES 0.0%
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	100	103

SOVEREIGN ISSUES 0.2%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	80,000	692
4.500% due 07/03/2017		80,000	700

			1,392

Total Greece (Cost $1,495)			1,495

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,000	1,005

Total Guernsey, Channel Islands (Cost $998)			1,005

IRELAND 0.8%

CORPORATE BONDS & NOTES 0.6%
German Postal Pensions Securitisation PLC
4.375% due 01/18/2022	EUR	2,000	2,560
Iberdrola Finance Ireland Ltd.
5.000% due 09/11/2019		$400	426
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		1,200	1,191
2.400% due 09/23/2021		500	490

			4,667

SOVEREIGN ISSUES 0.2%
Ireland Government International Bond
5.400% due 03/13/2025	EUR	800	1,160

Total Ireland (Cost $6,195)			5,827

130	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ITALY 1.9%

CORPORATE BONDS & NOTES 0.9%
Banca Carige SpA
3.875% due 10/24/2018	EUR	2,600	$2,902
Banca Monte dei Paschi di Siena SpA
5.000% due 02/09/2056		1,530	1,694
Intesa Sanpaolo SpA
6.625% due 05/08/2018		1,700	1,936

			6,532

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
Berica ABS SRL
0.019% due 12/31/2055		66	70
Casa D’este Finance SRL
0.020% due 09/15/2040		325	346
Claris Finance SRL
0.137% due 10/31/2060		662	706

			1,122

SOVEREIGN ISSUES 0.8%
Italy Buoni Poliennali Del Tesoro
2.150% due 11/12/2017 (f)		1,105	1,202
2.700% due 03/01/2047		1,600	1,530
2.800% due 03/01/2067		1,800	1,615
Italy Government International Bond
6.000% due 08/04/2028	GBP	900	1,396

			5,743

Total Italy (Cost $15,957)			13,397

JAPAN 7.5%

CORPORATE BONDS & NOTES 0.6%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.700% due 03/05/2018		$600	600
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		600	605
Sumitomo Mitsui Financial Group, Inc.
2.786% due 03/09/2021		3,200	3,305

			4,510

SOVEREIGN ISSUES 6.9%
Development Bank of Japan, Inc.
1.625% due 09/01/2021		2,100	2,026
Japan Bank for International Cooperation
2.000% due 11/04/2021		1,400	1,367
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		2,700	2,659
Japan Government International Bond
0.500% due 09/20/2046	JPY	460,000	3,778
1.400% due 09/20/2034		1,050,000	10,864
1.600% due 03/20/2033		40,000	426
1.700% due 09/20/2032		2,760,000	29,744
Tokyo Metropolitan Government
2.000% due 05/17/2021		$1,400	1,367

			52,231

Total Japan (Cost $54,270)			56,741

KUWAIT 0.9%

SOVEREIGN ISSUES 0.9%
Kuwait International Government Bond
2.750% due 03/20/2022		$1,500	1,504
3.500% due 03/20/2027		4,900	4,959

Total Kuwait (Cost $6,343)			6,463

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 0.4%

CORPORATE BONDS & NOTES 0.4%
Commerzbank Finance & Covered Bond S.A.
4.250% due 06/04/2018	EUR	1,350	$1,511
Wind Acquisition Finance S.A.
3.673% due 07/15/2020		1,700	1,823

Total Luxembourg (Cost $3,384)			3,334

MULTINATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%
Preferred Term Securities Ltd.
1.431% due 09/22/2037		$1,445	1,113

Total Multinational (Cost $1,003)			1,113

NETHERLANDS 3.2%

ASSET-BACKED SECURITIES 1.3%
BNPP IP Euro CLO BV
0.000% due 04/15/2028 (b)	EUR	3,200	3,414
Cadogan Square CLO BV
0.040% due 01/17/2023		48	51
Carlyle Global Market Strategies Euro CLO Ltd.
0.690% due 08/15/2027		3,400	3,632
Harbourmaster CLO BV
0.111% due 05/08/2023		800	851
Highlander Euro CDO BV
0.000% due 05/01/2023		264	281
Jubilee CDO BV
0.000% due 07/30/2024		1,048	1,117
Panther CDO BV
0.082% due 10/15/2084		158	169

			9,515

CORPORATE BONDS & NOTES 1.9%
Bank Nederlandse Gemeenten NV
4.550% due 02/15/2019	CAD	3,500	2,782
Cooperatieve Rabobank UA
8.400% due 06/29/2017 (g)		$800	813
Enel Finance International NV
5.125% due 10/07/2019		1,800	1,920
ING Bank NV
2.625% due 12/05/2022		3,400	3,397
4.125% due 11/21/2023		3,100	3,168
Mondelez International Holdings Netherlands BV
1.649% due 10/28/2019		1,000	1,004
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	1,200	1,446

			14,530

Total Netherlands (Cost $24,219)			24,045

NORWAY 0.4%

CORPORATE BONDS & NOTES 0.3%
DNB Bank ASA
2.375% due 06/02/2021		$400	396
DNB Boligkreditt A/S
2.500% due 03/28/2022		1,900	1,898

			2,294

SOVEREIGN ISSUES 0.1%
Norway Government International Bond
3.750% due 05/25/2021	NOK	6,500	844

Total Norway (Cost $3,246)			3,138

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
POLAND 0.2%

SOVEREIGN ISSUES 0.2%
Poland Government International Bond
2.250% due 04/25/2022	PLN	6,100	$1,494
3.250% due 07/25/2025		100	25

Total Poland (Cost $1,541)			1,519

PORTUGAL 0.1%

CORPORATE BONDS & NOTES 0.1%
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^	EUR	300	95
4.000% due 01/21/2019 ^		200	63
4.750% due 01/15/2018 ^		700	222
Novo Banco S.A.
5.000% due 05/21/2019		600	592

Total Portugal (Cost $2,006)			972

QATAR 0.2%

CORPORATE BONDS & NOTES 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd.
6.750% due 09/30/2019		$600	665

SOVEREIGN ISSUES 0.1%
Qatar Government International Bond
4.625% due 06/02/2046		800	822

Total Qatar (Cost $1,441)			1,487

SAUDI ARABIA 0.9%

SOVEREIGN ISSUES 0.9%
Saudi Government International Bond
2.375% due 10/26/2021		$6,500	6,390
3.250% due 10/26/2026		500	487

Total Saudi Arabia (Cost $6,934)			6,877

SLOVENIA 2.7%

CORPORATE BONDS & NOTES 0.0%
Slovenska izvozna in razvojna banka dd
0.875% due 08/04/2018	EUR	300	324

SOVEREIGN ISSUES 2.7%
Slovenia Government International Bond
4.125% due 02/18/2019		$6,500	6,745
4.750% due 05/10/2018		700	724
5.250% due 02/18/2024		7,700	8,661
5.500% due 10/26/2022		2,900	3,263
5.850% due 05/10/2023		1,100	1,265

			20,658

Total Slovenia (Cost $20,579)			20,982

SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%
Kookmin Bank
2.125% due 10/21/2020		$700	692

Total South Korea (Cost $684)			692

SPAIN 1.1%

CORPORATE BONDS & NOTES 0.1%
Merlin Properties Socimi S.A.
2.375% due 05/23/2022	EUR	700	779

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	131

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.0%
Autonomous Community of Andalusia
4.850% due 03/17/2020	EUR	800	$970
Autonomous Community of Catalonia
4.750% due 06/04/2018		1,500	1,673
4.900% due 09/15/2021		1,300	1,470
4.950% due 02/11/2020		1,150	1,316
Autonomous Community of Madrid
4.125% due 05/21/2024		700	890
4.688% due 03/12/2020		900	1,089

			7,408

Total Spain (Cost $8,223)			8,187

SWEDEN 1.0%

CORPORATE BONDS & NOTES 1.0%
Stadshypotek AB
2.500% due 09/18/2019	SEK	4,000	474
3.000% due 03/21/2018		2,000	230
4.250% due 10/10/2017	AUD	1,700	1,312
Svenska Handelsbanken AB
2.450% due 03/30/2021		$4,200	4,195
Swedbank AB
2.200% due 03/04/2020		900	899
Swedbank Hypotek AB
3.750% due 12/20/2017	SEK	3,500	403

Total Sweden (Cost $8,239)			7,513

SWITZERLAND 0.7%

CORPORATE BONDS & NOTES 0.6%
Credit Suisse AG
6.500% due 08/08/2023		$3,000	3,301
UBS AG
7.625% due 08/17/2022		1,300	1,506

			4,807

SOVEREIGN ISSUES 0.1%
Switzerland Government International Bond
3.500% due 04/08/2033	CHF	300	460

Total Switzerland (Cost $5,136)			5,267

UNITED ARAB EMIRATES 0.1%

CORPORATE BONDS & NOTES 0.1%
National Bank of Abu Dhabi PJSC
2.250% due 02/11/2020		$900	896

Total United Arab Emirates (Cost $889)			896

UNITED KINGDOM 8.6%

CORPORATE BONDS & NOTES 5.4%
Barclays Bank PLC
7.625% due 11/21/2022		$6,100	6,683
7.750% due 04/10/2023		3,512	3,698
Barclays PLC
3.650% due 03/16/2025		1,900	1,857
6.500% due 09/15/2019 (g)	EUR	600	652
7.875% due 09/15/2022 (g)	GBP	400	521
8.250% due 12/15/2018 (g)		$700	737
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	900	1,270
Frontier Finance PLC
8.000% due 03/23/2022		1,500	1,875
HBOS PLC
1.800% due 09/06/2017		$1,300	1,299
5.374% due 06/30/2021	EUR	400	505
6.750% due 05/21/2018		$600	629
HSBC Holdings PLC
4.300% due 03/08/2026		3,200	3,335
6.500% due 05/20/2024	GBP	300	487

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Legal & General Group PLC
5.500% due 06/27/2064	GBP	700	$906
Lloyds Bank PLC
4.875% due 03/30/2027		200	320
5.125% due 03/07/2025		1,600	2,543
Lloyds Banking Group PLC
7.625% due 06/27/2023 (g)		1,000	1,369
7.875% due 06/27/2029 (g)		800	1,115
Royal Bank of Scotland Group PLC
8.000% due 08/10/2025 (g)		$600	597
Santander UK Group Holdings PLC
2.875% due 08/05/2021		1,600	1,581
4.750% due 09/15/2025		1,300	1,301
7.375% due 06/24/2022 (g)	GBP	600	788
Tesco PLC
5.125% due 04/10/2047	EUR	1,300	1,406
6.125% due 02/24/2022	GBP	1,050	1,518
Tesco Property Finance PLC
5.411% due 07/13/2044		590	752
7.623% due 07/13/2039		274	424
Virgin Media Secured Finance PLC
5.000% due 04/15/2027		1,200	1,520
Virgin Money PLC
2.250% due 04/21/2020		1,100	1,411

			41,099

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.4%
Eurosail PLC
0.507% due 06/10/2044		104	128
1.294% due 06/13/2045		1,546	1,850
Money Partners Securities PLC
0.724% due 03/15/2040		24	29
Newgate Funding PLC
1.344% due 12/15/2050		630	739
1.594% due 12/15/2050		315	364
ResLoC UK PLC
0.504% due 12/15/2043		1,851	2,195
Thrones PLC
1.208% due 11/15/2049		549	689
Towd Point Mortgage Funding PLC
1.556% due 02/20/2054		2,791	3,507
Uropa Securities PLC
0.547% due 06/10/2059		421	503
0.697% due 06/10/2059		98	105
0.897% due 06/10/2059		76	83
1.097% due 06/10/2059		81	85

			10,277

SOVEREIGN ISSUES 1.8%
United Kingdom Gilt
3.250% due 01/22/2044 (i)		2,200	3,624
3.500% due 01/22/2045 (i)		2,200	3,806
4.250% due 12/07/2040 (i)		3,000	5,588
4.750% due 12/07/2038 (i)		300	584

			13,602

Total United Kingdom (Cost $65,885)			64,978

UNITED STATES 38.1%

ASSET-BACKED SECURITIES 6.0%
Amortizing Residential Collateral Trust
1.682% due 10/25/2031		$6	6
Amresco Residential Securities Corp. Mortgage Loan Trust
1.922% due 06/25/2029		9	8
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.342% due 10/25/2035		1,237	1,216
1.362% due 02/25/2036		1,569	1,198
Bear Stearns Asset-Backed Securities Trust
1.642% due 10/25/2032		2	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
1.142% due 12/25/2036	$691	$427
1.162% due 01/25/2037	3,120	2,054
1.242% due 03/25/2036	1,945	1,661
Countrywide Asset-Backed Certificates
1.112% due 12/25/2036 ^	1,135	1,125
1.122% due 06/25/2037	941	783
1.122% due 06/25/2047 ^	965	744
1.172% due 06/25/2047	1,677	1,628
1.182% due 06/25/2037 ^	2,582	1,914
Credit Suisse First Boston Mortgage Securities Corp.
1.602% due 01/25/2032	5	5
EMC Mortgage Loan Trust
1.228% due 05/25/2043	399	393
First Alliance Mortgage Loan Trust
1.438% due 12/20/2027	1	1
First Franklin Mortgage Loan Trust
1.927% due 03/25/2035	1,500	1,311
GSAMP Trust
1.242% due 02/25/2046	124	104
1.852% due 11/25/2034	700	654
Home Equity Asset Trust
1.167% due 07/25/2037	750	740
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^	126	48
Long Beach Mortgage Loan Trust
1.687% due 08/25/2035	43	43
MASTR Asset-Backed Securities Trust
1.222% due 06/25/2036	4,854	2,661
1.482% due 10/25/2035 ^	1,461	1,268
MASTR Specialized Loan Trust
1.352% due 01/25/2037	1,415	853
Merrill Lynch Mortgage Investors Trust
1.462% due 05/25/2036	71	66
Morgan Stanley ABS Capital, Inc. Trust
1.112% due 01/25/2037	2,577	1,469
1.122% due 05/25/2037	2,556	1,832
1.222% due 06/25/2036	2,384	1,597
Morgan Stanley Home Equity Loan Trust
1.212% due 04/25/2037	1,965	1,258
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^	2,338	1,123
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.272% due 03/25/2036	1,700	1,449
NovaStar Mortgage Funding Trust
1.112% due 03/25/2037	1,787	1,199
Renaissance Home Equity Loan Trust
1.482% due 12/25/2033	14	13
5.294% due 01/25/2037	560	313
5.731% due 11/25/2036	2,101	1,275
Residential Asset Mortgage Products Trust
1.542% due 06/25/2032	5	5
Residential Asset Securities Corp. Trust
1.232% due 11/25/2036	5,745	3,673
1.482% due 07/25/2032 ^	10	9
1.777% due 01/25/2035	148	143
Soundview Home Loan Trust
1.262% due 05/25/2036	1,000	888
1.932% due 10/25/2037	2,565	1,887
Specialty Underwriting & Residential Finance Trust
1.132% due 06/25/2037	553	341
1.732% due 06/25/2036	490	476
Structured Asset Investment Loan Trust
1.154% due 07/25/2036	1,815	1,170
1.882% due 09/25/2034	501	495
Structured Asset Securities Corp.
1.732% due 02/25/2035	3,410	2,806
Vericrest Opportunity Loan Trust
4.250% due 03/26/2046	939	946

		45,280

132	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 8.9%
AbbVie, Inc.
2.300% due 05/14/2021	$1,600	$1,581
Air Lease Corp.
2.125% due 01/15/2018	1,200	1,202
Ally Financial, Inc.
3.250% due 02/13/2018	450	454
3.600% due 05/21/2018	700	710
4.750% due 09/10/2018	400	412
6.250% due 12/01/2017	300	308
American International Group, Inc.
3.900% due 04/01/2026	1,000	1,004
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021	700	706
3.300% due 02/01/2023	1,100	1,121
Anthem, Inc.
2.250% due 08/15/2019	1,600	1,607
AT&T, Inc.
5.875% due 10/01/2019	1,013	1,103
Bank of America Corp.
6.875% due 04/25/2018	2,800	2,947
Bank of America N.A.
1.458% due 05/08/2017	700	700
Boston Scientific Corp.
2.650% due 10/01/2018	620	626
Charter Communications Operating LLC
6.384% due 10/23/2035	500	570
CIT Group, Inc.
3.875% due 02/19/2019	700	720
4.250% due 08/15/2017	1,400	1,414
5.250% due 03/15/2018	700	720
5.500% due 02/15/2019	700	738
6.625% due 04/01/2018	500	522
Citigroup, Inc.
1.727% due 04/27/2018	900	904
1.750% due 05/01/2018	900	900
2.032% due 06/07/2019	2,500	2,524
2.050% due 06/07/2019	600	600
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017	331	331
Cox Communications, Inc.
9.375% due 01/15/2019	500	560
Daimler Finance North America LLC
2.375% due 08/01/2018	2,300	2,317
Eversource Energy
2.750% due 03/15/2022	1,700	1,706
Ford Motor Credit Co. LLC
2.681% due 01/09/2020	1,800	1,813
5.000% due 05/15/2018	1,150	1,188
International Lease Finance Corp.
6.250% due 05/15/2019	1,300	1,401
JPMorgan Chase & Co.
2.550% due 10/29/2020	3,600	3,617
Kinder Morgan, Inc.
5.000% due 02/15/2021	400	428
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^	700	47
New York Life Global Funding
2.900% due 01/17/2024	2,700	2,709
Newell Brands, Inc.
2.875% due 12/01/2019	800	815
Nissan Motor Acceptance Corp.
1.602% due 01/13/2020	3,400	3,409
2.350% due 03/04/2019	300	302
Plains All American Pipeline LP
6.500% due 05/01/2018	1,700	1,780
Sabine Pass Liquefaction LLC
6.250% due 03/15/2022	400	444
Southern Co.
2.950% due 07/01/2023	1,600	1,559
Springleaf Finance Corp.
5.250% due 12/15/2019	600	607
6.000% due 06/01/2020	900	917

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.900% due 12/15/2017	$1,600	$1,648
8.250% due 12/15/2020	300	328
Sprint Communications, Inc.
8.375% due 08/15/2017	1,700	1,740
Time Warner Cable LLC
5.000% due 02/01/2020	900	959
Verizon Communications, Inc.
3.125% due 03/16/2022	1,100	1,105
4.125% due 03/16/2027	1,500	1,529
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	2,324	2,318
Wells Fargo & Co.
2.153% due 01/24/2023	1,800	1,821
2.269% due 10/31/2023	3,600	3,669
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	2,347	2,358

		67,518

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%
Charter Communications Operating LLC
3.232% due 01/15/2024	1,287	1,295
Energy Future Intermediate Holding Co. LLC
4.304% due 06/30/2017	1,500	1,501
Hilton Worldwide Finance LLC
2.928% - 2.982% due 10/25/2023	725	732

		3,528

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.4%
American Home Mortgage Assets Trust
1.172% due 05/25/2046 ^	254	196
Banc of America Mortgage Trust
3.240% due 06/25/2035	206	194
BCAP LLC Trust
1.354% due 01/26/2047	48	43
5.250% due 08/26/2037	50	52
Bear Stearns Adjustable Rate Mortgage Trust
2.820% due 08/25/2035	65	65
3.001% due 08/25/2033	8	8
3.081% due 05/25/2034	9	9
3.204% due 10/25/2033	10	10
3.333% due 09/25/2034	118	109
3.389% due 05/25/2034	18	18
3.433% due 05/25/2047 ^	256	242
3.549% due 11/25/2034	7	7
3.636% due 03/25/2035	9	9
Bear Stearns ALT-A Trust
1.142% due 02/25/2034	56	52
3.236% due 11/25/2035 ^	440	364
3.404% due 05/25/2035	15	15
3.527% due 08/25/2036 ^	179	133
Bear Stearns Structured Products, Inc. Trust
3.504% due 01/26/2036	115	105
Citigroup Mortgage Loan Trust, Inc.
3.365% due 09/25/2037 ^	264	227
4.593% due 08/25/2035 ^	2,016	1,646
Commercial Mortgage Trust
1.673% due 01/10/2046 (a)	4,619	245
Countrywide Alternative Loan Trust
1.188% due 07/20/2046 ^	232	129
1.262% due 02/25/2037	312	258
1.332% due 05/25/2037 ^	170	91
1.888% due 11/25/2047 ^	1,397	1,080
2.052% due 11/25/2035	44	37
2.592% due 11/25/2035	15	13
3.174% due 11/25/2035 ^	228	184
3.530% due 02/25/2037 ^	77	70
5.250% due 06/25/2035 ^	22	21
6.250% due 08/25/2037 ^	34	29
6.500% due 06/25/2036 ^	70	55
Countrywide Home Loan Mortgage Pass-Through Trust
0.978% due 04/25/2046	395	345
1.742% due 09/25/2034	35	32
3.076% due 04/20/2035	5	5
3.122% due 08/25/2034 ^	59	51
3.155% due 08/25/2034 ^	7	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Reperforming REMIC Trust
1.322% due 06/25/2035	$129	$118
Credit Suisse First Boston Mortgage Securities Corp.
2.975% due 08/25/2033	10	10
6.500% due 04/25/2033	4	4
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^	193	100
DBUBS Mortgage Trust
0.301% due 11/10/2046 (a)	900	10
0.746% due 11/10/2046 (a)	752	15
Deutsche ALT-A Securities, Inc.
1.122% due 07/25/2047	768	680
GreenPoint Mortgage Funding Trust
1.252% due 11/25/2045	11	9
GS Mortgage Securities Corp.
1.590% due 02/10/2046 (a)	2,690	189
GS Mortgage Securities Trust
2.278% due 11/10/2045 (a)	2,326	175
GSR Mortgage Loan Trust
2.560% due 03/25/2033	8	8
2.661% due 06/25/2034	18	17
3.489% due 01/25/2035	35	33
HarborView Mortgage Loan Trust
1.318% due 06/20/2035	28	27
1.488% due 12/19/2036 ^	127	106
3.105% due 05/19/2033	27	27
Impac CMB Trust
1.702% due 10/25/2034	756	660
1.982% due 07/25/2033	7	6
IndyMac Mortgage Loan Trust
3.223% due 09/25/2035 ^	96	86
JPMorgan Mortgage Trust
2.822% due 11/25/2033	7	7
3.193% due 10/25/2035	37	36
JPMorgan Resecuritization Trust
5.449% due 07/27/2037	1,320	1,368
MASTR Alternative Loan Trust
1.382% due 03/25/2036	49	10
Merrill Lynch Mortgage Investors Trust
2.960% due 02/25/2036	161	160
2.991% due 02/25/2033	14	13
3.272% due 02/25/2036	59	56
3.369% due 05/25/2033	20	20
Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047	279	193
Residential Accredit Loans, Inc. Trust
1.162% due 06/25/2046	386	168
2.138% due 08/25/2035	363	317
Residential Asset Securitization Trust
1.382% due 01/25/2046 ^	71	33
5.750% due 02/25/2036	1,692	1,632
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	2	2
Royal Bank of Scotland Capital Funding Trust
6.101% due 12/16/2049	82	82
Sequoia Mortgage Trust
1.178% due 07/20/2036	375	356
1.328% due 07/20/2033	60	56
Structured Adjustable Rate Mortgage Loan Trust
3.300% due 09/25/2035	376	335
3.309% due 04/25/2034	28	28
3.379% due 02/25/2034	12	12
Structured Asset Mortgage Investments Trust
1.192% due 05/25/2036	86	66
1.202% due 05/25/2036	215	185
1.202% due 09/25/2047	393	332
1.558% due 07/19/2034	11	11
TBW Mortgage-Backed Trust
5.630% due 01/25/2037	262	157
Thornburg Mortgage Securities Trust
2.232% due 06/25/2037 ^	384	352
2.994% due 06/25/2047 ^	157	142
5.750% due 06/25/2037	277	266
5.913% due 09/25/2037	64	65

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	133

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WaMu Mortgage Pass-Through Certificates Trust
1.272% due 07/25/2045	$906	$874
1.292% due 01/25/2045	37	36
1.866% due 02/27/2034	24	23
2.716% due 12/25/2036 ^	826	761
2.840% due 06/25/2033	9	9
2.879% due 12/25/2035	461	446
Washington Mutual Mortgage Pass-Through Certificates Trust
1.578% due 07/25/2046 ^	59	40
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	164	150
6.000% due 06/25/2037 ^	414	413
Wells Fargo Mortgage-Backed Securities Trust
3.113% due 06/25/2035	252	259
3.144% due 04/25/2036	114	114
6.000% due 07/25/2036 ^	129	130
Wells Fargo-RBS Commercial Mortgage Trust
1.355% due 03/15/2045 (a)	6,281	305

		18,455

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp.
4.125% due 01/16/2018	1,800	46

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 16.0%
Fannie Mae
1.182% due 10/27/2037	$2	2
1.382% due 06/25/2036	65	65
1.432% due 01/25/2044	889	894
1.482% due 12/25/2040	308	310
1.562% due 06/25/2041	761	766
1.582% due 11/25/2020	893	896
2.887% due 12/01/2034	45	47
2.942% due 11/01/2034	72	77
4.295% due 06/01/2021	3,031	3,245
6.000% due 04/25/2043 - 07/25/2044	137	157
6.500% due 11/25/2042	118	135
Fannie Mae, TBA
3.000% due 05/01/2047	34,200	33,855
3.500% due 05/01/2032 - 05/01/2047	44,900	45,856
4.000% due 05/01/2047	5,100	5,340
Freddie Mac
1.027% due 11/25/2022 (a)	3,267	154
1.130% due 01/15/2038	1,142	1,138
1.362% due 12/15/2031	1	1
1.512% due 12/15/2037	48	48
1.788% due 01/15/2038 (a)	1,142	66
1.814% due 10/25/2044	127	128
Freddie Mac, TBA
3.000% due 04/01/2047	10,000	9,907
3.500% due 05/01/2047	9,000	9,187

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
0.000% due 11/20/2066	$3,189	$3,206
1.528% due 02/16/2030	16	16
1.630% due 07/20/2066	2,196	2,207
2.000% due 01/20/2030	7	8
2.125% due 07/20/2022 - 06/20/2030	51	52
2.250% due 11/20/2021 - 12/20/2026	12	12
6.000% due 08/20/2034	580	655
NCUA Guaranteed Notes
1.148% due 11/06/2017	1,432	1,432
1.337% due 12/08/2020	875	879
Small Business Administration
5.600% due 09/01/2028	263	287

		121,028

U.S. TREASURY OBLIGATIONS 4.3%
U.S. Treasury Bonds
3.750% due 11/15/2043 (i)	500	569
4.375% due 05/15/2040 (i)	400	496
6.125% due 11/15/2027 (i)(m)	3,700	4,979
U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022 (k)(m)	429	433
0.125% due 07/15/2022 (k)	6,442	6,496
0.125% due 01/15/2023 (k)	7,155	7,156
0.375% due 07/15/2025 (i)	6,247	6,267
0.625% due 01/15/2026 (m)	102	104
0.750% due 02/15/2045 (m)	52	49
1.375% due 01/15/2020 (m)	225	237
1.750% due 01/15/2028 (m)	811	919
2.000% due 01/15/2026 (m)	367	417
2.375% due 01/15/2025 (m)	64	74
2.375% due 01/15/2027 (m)	361	428
2.500% due 01/15/2029 (m)	679	831
3.875% due 04/15/2029	1,034	1,432
U.S. Treasury Notes
1.125% due 06/30/2021 (m)	300	292
1.750% due 10/31/2020 (m)	800	802
1.875% due 08/31/2022 (m)	100	99
2.000% due 11/30/2020 (m)	700	707

		32,787

Total United States (Cost $284,744)		288,642

SHORT-TERM INSTRUMENTS 23.1%

CERTIFICATES OF DEPOSIT 1.6%
Barclays Bank PLC
1.906% due 09/08/2017	$1,700	1,704
Norinchukin Bank
1.733% due 10/12/2017	3,400	3,409
Sumitomo Mitsui Banking Corp.
1.831% due 09/15/2017	7,100	7,118

		12,231

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (h) 1.1%
			$8,679

CZECH REPUBLIC TREASURY BILLS 0.3%
(1.578)% due 06/30/2017 - 08/25/2017 (c)(d)	CZK	58,000	2,300

JAPAN TREASURY BILLS 16.1%
(0.328)% due 05/01/2017 - 06/26/2017 (c)(d)	JPY	13,600,000	122,199

MEXICO TREASURY BILLS 0.9%
7.017% due 11/30/2017 - 03/01/2018 (c)	MXN	130,600	6,580

SPAIN TREASURY BILLS 3.0%
(0.279)% due 04/07/2017 (d)(e)	EUR	21,200	22,617

U.S. TREASURY BILLS 0.1%
0.713% due 04/20/2017 (c)(d)(m)		$699	699

Total Short-Term Instruments (Cost $172,774)			175,305

Total Investments in Securities (Cost $884,969)			885,823

		SHARES
INVESTMENTS IN AFFILIATES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.2%
PIMCO Short-Term Floating NAV Portfolio III		169,955	1,680

Total Short-Term Instruments (Cost $1,680)			1,680

Total Investments in Affiliates (Cost $1,680)			1,680

Total Investments 117.1% (Cost $886,649)			$887,503

Financial Derivative Instruments (j)(l) 0.2% (Cost or Premiums, net $(1,080))			1,226

Other Assets and Liabilities, net (17.3)%			(131,096)

Net Assets 100.0%			$757,633

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

134	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	(0.950)%	02/23/2017	05/23/2017	EUR 6,371	French Republic GovernmentInternational Bond 2.250% - 5.500% due 05/25/2024 - 04/25/2029	$(6,854)	$6,797	$6,790
SSB	0.050	03/31/2017	04/03/2017	$ 1,882	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(1,923)	1,882	1,882

Total Repurchase Agreements						$(8,777)	$8,679	$8,672

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOM	0.780%	01/13/2017	04/10/2017	$ (3,955)	$(3,961)
BPS	0.550	01/17/2017	04/20/2017	GBP (6,390)	(8,016)
BRC	0.530	02/02/2017	04/20/2017	(1,680)	(2,106)
GRE	1.080	03/23/2017	04/06/2017	$ (2,559)	(2,560)
	1.080	03/24/2017	04/07/2017	(205)	(205)
MEI	0.400	02/02/2017	04/20/2017	GBP (2,343)	(2,938)

Total Reverse Repurchase Agreements					$(19,786)

SHORT SALES:

SHORT SALES ON SOVEREIGN ISSUES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
France Government International Bond	2.250%	05/25/2024	EUR 2,800	$(3,407)	$(3,415)
France Government International Bond	5.500	04/25/2029	2,100	(3,444)	(3,450)

Total Short Sales				$(6,851)	$(6,865)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(i)	Securities with an aggregate market value of $20,266 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$0	$(3,961)	$0	$0	$(3,961)	$3,891	$(70)
BPS	6,790	(8,016)	0	0	(1,226)	1,426	200
BRC	0	(2,106)	0	0	(2,106)	2,207	101
GRE	0	(2,765)	0	0	(2,765)	2,773	8
MEI	0	(2,938)	0	0	(2,938)	3,114	176
SSB	1,882	0	0	0	1,882	(1,923)	(41)

Master Securities Forward Transaction Agreement
MBC	0	0	0	(3,415)	(3,415)	0	(3,415)
RYL	0	0	0	(3,450)	(3,450)	0	(3,450)

Total Borrowings and Other Financing Transactions	$8,672	$(19,786)	$0	$(6,865)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	135

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(13,060)	$0	$0	$(13,060)
U.S. Treasury Obligations	0	(6,726)	0	0	(6,726)

Total Borrowings	$0	$(19,786)	$0	$0	$(19,786)

Gross amount of recognized liabilities for reverse repurchase agreements					$(19,786)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(21,525) at a weighted average interest rate of 0.373%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(4)	Payable for short sales includes $173 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$110.000	05/26/2017	653	$6	$1
Put - CBOT U.S. Treasury Ultra Long-Term Bond June Futures	105.000	05/26/2017	117	1	0

				$7	$1

Total Purchased Options				$7	$1

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	Long	03/2018	139	$44	$7	$0
90-Day Eurodollar March Futures	Short	03/2019	139	(74)	0	(10)
90-Day Eurodollar September Futures	Long	09/2017	505	(46)	0	(13)
90-Day Eurodollar September Futures	Short	09/2018	505	(5)	0	(38)
Australia Government 3-Year Note June Futures	Long	06/2017	164	73	8	(4)
Australia Government 10-Year Bond June Futures	Short	06/2017	5	(9)	0	(1)
Call Options Strike @ EUR 166.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2017	25	10	0	0
Canada Government 10-Year Bond June Futures	Long	06/2017	25	23	0	(9)
Euro-Bono June Futures	Short	06/2017	20	(21)	4	(3)
Euro-Bund 10-Year Bond June Futures	Short	06/2017	37	(35)	1	(11)
Euro-Buxl 30-Year Bond June Futures	Long	06/2017	50	(4)	18	(10)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	49	12	21	0
Euro-Schatz June Futures	Long	06/2017	281	(32)	10	0
Japan Government 10-Year Bond June Futures	Long	06/2017	20	35	0	(31)
Put Options Strike @ EUR 111.300 on Euro-Schatz June Futures	Long	05/2017	281	(2)	0	0
Put Options Strike @ EUR 126.000 on Euro-Bobl June Futures	Long	05/2017	202	(1)	0	0
Put Options Strike @ EUR 140.000 on Euro-Bund 10-Year Bond June Futures	Long	05/2017	84	0	0	0
U.S. Treasury 2-Year Note June Futures	Short	06/2017	511	(44)	0	(40)
U.S. Treasury 5-Year Note June Futures	Long	06/2017	951	155	156	0
U.S. Treasury 10-Year Note June Futures	Long	06/2017	743	199	161	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	53	(41)	0	(17)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	117	90	37	0
United Kingdom Long Gilt June Futures	Long	06/2017	86	265	42	(6)

Total Futures Contracts				$592	$465	$(193)

136	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
Reference Entity								Asset	Liability
Altria Group, Inc.	1.000%	12/20/2020	0.200%		$1,600	$(47)	$(1)	$1	$0
BASF SE	1.000	12/20/2020	0.259	EUR	400	(12)	0	0	0
BAT International Finance PLC	1.000	12/20/2020	0.422		1,000	(24)	(2)	0	0
Bayer AG	1.000	12/20/2020	0.326		600	(16)	(3)	0	0
Koninklijke DSM NV	1.000	12/20/2020	0.258		1,100	(33)	2	0	0
Pfizer, Inc.	1.000	12/20/2020	0.218		$1,100	(32)	1	0	0
Reynolds American, Inc.	1.000	12/20/2020	0.239		1,600	(45)	2	1	0
Shell International Finance BV	1.000	12/20/2026	1.122	EUR	100	(1)	2	0	0
Telia Co. AB	1.000	12/20/2020	0.429		400	(9)	1	0	0
Tesco PLC	1.000	06/20/2021	1.525		600	(14)	12	0	0
Tesco PLC	1.000	12/20/2021	1.743		400	(14)	3	0	(1)
Tesco PLC	1.000	06/20/2022	1.916		2,000	(97)	0	0	0
United Utilities PLC	1.000	12/20/2020	0.569		300	(5)	(1)	0	0
UnitedHealth Group, Inc.	1.000	12/20/2020	0.194		$800	(24)	(1)	0	0

						$(373)	$15	$2	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

	Fixed Receive Rate	Maturity Date	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
Index/Tranches							Asset	Liability
CDX.IG-26 5-Year Index	1.000%	06/20/2021	$	15,000	$ 311	$116	$5	$0
CDX.IG-27 5-Year Index	1.000	12/20/2021		54,000	1,021	334	21	0
CDX.IG-28 5-Year Index	1.000	06/20/2022		26,000	440	35	10	0
iTraxx Europe Main 26 5-Year Index	1.000	12/20/2021	EUR	21,900	(376)	(90)	0	(12)
iTraxx Europe Main 27 5-Year Index	1.000	06/20/2022		22,800	(338)	(16)	0	(14)

					$ 1,058	$379	$36	$(26)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Year BRL-CDI	10.100%	01/02/2019	BRL	403,400	$(796)	$83	$18	$0
Pay	1-Year BRL-CDI	10.300	01/02/2025		142,400	659	107	0	(23)
Receive	3-Month CAD-Bank Bill	2.200	06/16/2026	CAD	4,400	(114)	92	12	0
Pay	3-Month CHF-LIBOR	0.050	03/16/2026	CHF	1,600	0	1	0	0
Pay	3-Month SEK-STIBOR	1.013	01/23/2025	SEK	100	0	0	0	0
Pay	3-Month SEK-STIBOR	1.023	01/23/2025		100	0	0	0	0
Pay	3-Month SEK-STIBOR	1.033	01/23/2025		100	0	0	0	0
Pay	3-Month SEK-STIBOR	1.036	01/23/2025		100	0	0	0	0
Pay(5)	3-Month USD-LIBOR	1.000	05/15/2018	$	72,700	(321)	(31)	5	0
Pay(5)	3-Month USD-LIBOR	1.750	06/18/2018		269,000	176	154	19	0
Receive(5)	3-Month USD-LIBOR	1.250	05/15/2019		72,700	468	16	0	(22)
Receive(5)	3-Month USD-LIBOR	2.250	06/18/2019		269,000	(268)	(250)	0	(39)
Receive(5)	3-Month USD-LIBOR	1.250	06/21/2022		21,400	900	(72)	0	(21)
Receive	3-Month USD-LIBOR	2.000	06/15/2023		35,300	149	1,443	0	(33)
Receive	3-Month USD-LIBOR	1.750	12/21/2023		110,000	2,656	4,342	0	(108)
Pay(5)	3-Month USD-LIBOR	2.793	11/12/2024		7,800	73	73	8	0
Pay(5)	3-Month USD-LIBOR	2.798	11/12/2024		30,000	288	288	30	0
Receive	3-Month USD-LIBOR	1.750	12/21/2026		19,000	(1,011)	(162)	33	0
Receive(5)	3-Month USD-LIBOR	1.500	06/21/2027		9,100	(786)	143	15	0
Pay	3-Month USD-LIBOR	2.500	12/16/2035		4,400	(70)	(91)	7	0
Receive(5)	3-Month USD-LIBOR	2.098	07/01/2041		7,400	167	168	0	(1)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		4,800	(435)	66	8	0
Receive(5)	3-Month USD-LIBOR	2.953	11/12/2049		1,400	(39)	(39)	0	(2)
Receive(5)	3-Month USD-LIBOR	2.955	11/12/2049		5,300	(151)	(151)	0	(6)
Pay	3-Month ZAR-JIBAR	8.500	03/15/2027	ZAR	11,100	21	21	0	(4)
Pay(5)	6-Month EUR-EURIBOR	0.250	09/20/2022	EUR	87,200	(186)	3	79	0
Pay	6-Month EUR-EURIBOR	1.000	11/30/2025		5,600	217	126	8	0
Pay	6-Month EUR-EURIBOR	0.750	12/16/2025		1,000	14	81	1	0
Receive(5)	6-Month EUR-EURIBOR	1.000	09/20/2027		46,200	642	168	16	(10)
Receive(5)	6-Month EUR-EURIBOR	1.500	03/21/2048		20,150	(236)	(79)	28	0
Pay(5)	6-Month GBP-LIBOR	0.750	09/20/2019	GBP	86,700	124	(19)	71	0
Receive(5)	6-Month GBP-LIBOR	1.000	09/20/2022		5,800	(30)	(22)	0	(19)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	137

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive(5)	6-Month GBP-LIBOR	1.500%	09/20/2027	GBP	31,100	$(984)	$(398)	$0	$(166)
Receive(5)	6-Month GBP-LIBOR	1.750	03/21/2048		1,350	139	48	19	0
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	3,360,000	33	18	0	0
Receive	6-Month JPY-LIBOR	0.500	09/17/2021		950,000	(158)	(26)	2	0
Pay	6-Month JPY-LIBOR	1.250	06/17/2035		260,000	264	220	0	(5)
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		540,000	(881)	878	20	0
Pay	28-Day MXN-TIIE	4.195	10/05/2017	MXN	40,000	(32)	(31)	0	0
Pay	28-Day MXN-TIIE	4.130	10/17/2017		163,000	(154)	(127)	0	(1)
Pay	28-Day MXN-TIIE	7.278	03/22/2022		36,900	7	7	4	0
Pay	28-Day MXN-TIIE	7.317	03/23/2022		36,400	10	10	4	0
Receive	28-Day MXN-TIIE	6.080	03/10/2026		26,900	(129)	24	6	0
Pay	28-Day MXN-TIIE	7.380	11/04/2026		47,100	(3)	51	12	0
Pay	28-Day MXN-TIIE	7.740	02/22/2027		68,300	88	101	17	0
Pay	28-Day MXN-TIIE	7.730	02/25/2027		38,000	48	47	9	0

						$359	$7,281	$451	$(460)

Total Swap Agreements						$1,044	$7,675	$489	$(487)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(k)	Securities with an aggregate market value of $9,452 and cash of $6,523 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1	$465	$489	$955	$0	$ (193)	$ (487)	$ (680)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2017		$267	GBP	220	$8	$0
BOA	04/2017	DKK	91,254		$13,852	766	0
	04/2017		$13,153	DKK	90,108	0	(231)
	04/2017		602	EUR	559	0	(6)
	04/2017		74,762	JPY	8,313,517	0	(87)
	05/2017	JPY	8,313,517		$74,840	91	0
	06/2017		1,550,000		13,647	0	(307)
	06/2017	SGD	18,538		13,198	0	(63)
	07/2017	DKK	101,828		14,982	314	0
	07/2017		$508	DKK	3,525	0	0

138	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2018	DKK	155,887		$22,804	$109	$0
BPS	04/2017	BRL	12,441		3,927	0	(47)
	04/2017	EUR	90,363		96,029	0	(370)
	04/2017	GBP	22,800		28,709	137	0
	04/2017	JPY	75,800		687	7	0
	04/2017	MXN	3,916		198	0	(11)
	04/2017		$4,032	BRL	12,441	0	(58)
	04/2017		6,203	DKK	42,500	0	(109)
	04/2017		83,770	EUR	77,673	0	(909)
	04/2017		7,723	MXN	158,736	738	0
	05/2017	EUR	77,673		$83,877	911	0
	05/2017	SEK	10,590		1,187	4	0
	03/2018	MXN	101,100		4,835	0	(308)
	04/2018	DKK	42,500		6,331	107	0
BRC	04/2017		$4,479	AUD	5,857	0	(4)
	05/2017	AUD	5,857		$4,477	4	0
CBK	04/2017		267		204	0	0
	04/2017	EUR	870		925	0	(3)
	04/2017		$9,777	CHF	9,815	22	0
	04/2017		5,693	EUR	5,335	5	(6)
	05/2017	JPY	1,400,000		$12,414	0	(174)
	06/2017		3,810,000		33,415	0	(898)
	07/2017	CZK	3,000		121	1	0
DUB	04/2017	RUB	59,893		1,002	0	(58)
	07/2017		$220	BRL	794	29	0
FBF	04/2017	BRL	15,006		$4,770	0	(24)
	04/2017		$4,736	BRL	15,006	57	0
	04/2017		347	DKK	2,395	0	(4)
	05/2017		4,742	BRL	15,006	20	0
	05/2017		4,741	RUB	285,644	275	0
GLM	04/2017	BRL	4,014		$1,267	0	(15)
	04/2017	CAD	33,680		25,716	390	0
	04/2017	EUR	12,570		13,673	259	0
	04/2017	GBP	2,406		2,991	0	(24)
	04/2017	JPY	479,000		4,217	0	(86)
	04/2017		$1,283	BRL	4,014	2	(3)
	04/2017		830	DKK	5,719	0	(10)
	04/2017		12,014	EUR	11,333	76	0
	04/2017		36,556	GBP	29,419	304	0
	04/2017		13,115	JPY	1,498,400	352	0
	04/2017		3,545	SEK	31,920	18	0
	05/2017	GBP	29,419		$36,581	0	(303)
	06/2017	CZK	15,000		603	4	0
	07/2017	DKK	3,524		513	6	0
	07/2017		$300	BRL	1,083	39	0
	10/2017	DKK	31,314		$4,548	15	0
HUS	04/2017	BRL	2,608		835	2	0
	04/2017	DKK	138,786		20,039	138	0
	04/2017	JPY	7,205,117		64,366	43	(396)
	04/2017		$823	BRL	2,608	10	0
	04/2017		1,009	INR	66,049	9	0
	04/2017		331	MXN	6,246	2	0
	04/2017		746	PEN	2,428	0	0
	05/2017		830	BRL	2,608	0	(2)
	07/2017	DKK	31,865		$4,795	205	0
IND	04/2017		$2,774	NOK	23,230	0	(68)
JPM	04/2017	BRL	2,565		$810	0	(10)
	04/2017	CHF	7,615		7,550	0	(52)
	04/2017	EUR	3,667		3,937	25	0
	04/2017	NZD	1,796		1,276	17	0
	04/2017	SEK	42,510		4,707	0	(38)
	04/2017		$1,981	AUD	2,623	23	0
	04/2017		808	BRL	2,565	11	0
	04/2017		3,449	CHF	3,447	5	(13)
	04/2017		2,797	JPY	317,100	52	0
	04/2017		131	MXN	2,504	3	0
	05/2017		3,445	CNH	23,860	15	0
	05/2017		478	EUR	447	0	(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	139

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2017	CZK	22,000		$884	$6	$0
	06/2017	THB	4,767		136	0	(3)
	06/2017	TWD	104,832		3,398	0	(68)
	06/2017		$92	KRW	105,812	3	0
	07/2017	BRL	2,400		$641	0	(110)
	07/2017	DKK	45,020		6,808	323	0
	07/2017		$836	BRL	2,710	11	0
	08/2017	CZK	21,000		$833	0	(9)
	01/2018	DKK	133,023		19,458	91	0
MSB	04/2017	GBP	27,233		34,154	34	0
	07/2017	BRL	6,500		1,858	0	(176)
NAB	04/2017		$25,158	CAD	33,680	169	0
	05/2017	CAD	33,680		$25,169	0	(168)
NGF	11/2017	MXN	29,500		1,431	0	(89)
RBC	04/2017	CHF	5,647		5,685	47	0
	04/2017	JPY	3,164,900		27,794	0	(634)
	05/2017	PLN	6,029		1,541	21	0
	05/2017		$5,694	CHF	5,647	0	(47)
SCX	04/2017	AUD	8,213		$6,324	49	0
	04/2017	BRL	1,406		450	1	0
	04/2017		$444	BRL	1,406	5	0
	05/2017		448		1,406	0	(2)
TOR	07/2017		1,910		6,190	26	0
UAG	04/2017	NOK	30,305		$3,521	0	(8)
	04/2017		$3,512	INR	241,274	207	0
	05/2017		1,743	CNH	12,024	0	0
	06/2017	JPY	1,600,000		$14,091	0	(324)
	06/2017		$149	IDR	2,009,414	1	0
	12/2017	CNH	35,162		$4,978	0	(49)

Total Forward Foreign Currency Contracts						$6,624	$(6,385)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
GLM	Call - OTC USD versus JPY	JPY	118.280	08/21/2017	$ 3,800	$48	$15
JPM	Call - OTC USD versus JPY		118.280	08/21/2017	2,219	20	9

						$68	$24

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.265%	09/11/2017	EUR	9,700	$98	$41
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	03/14/2018	$	36,700	31	15
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.164	09/11/2017	EUR	4,900	56	30
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.223	09/11/2017		2,500	25	12
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.030	12/18/2017	$	133,700	136	72
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	03/14/2018		186,700	155	79

								$501	$249

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
SOG	Call - OTC 1-Year Interest Rate Floor	0.400%	3-Month USD-LIBOR	10/26/2017	$81,700	$8	$0

Total Purchased Options						$577	$273

140	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC USD versus BRL	BRL	3.890	06/28/2018	$	1,800	$(173)	$(48)
	Put - OTC USD versus BRL		3.890	06/28/2018		1,800	(172)	(299)
FBF	Call - OTC USD versus BRL		6.300	01/11/2018		1,300	(69)	(1)
GLM	Call - OTC CAD versus JPY	JPY	90.000	08/21/2017	CAD	4,900	(47)	(10)
	Call - OTC USD versus BRL	BRL	3.892	07/02/2018	$	2,600	(250)	(71)
	Put - OTC USD versus BRL		3.892	07/02/2018		2,600	(250)	(433)
JPM	Call - OTC CAD versus JPY	JPY	90.000	08/21/2017	CAD	2,903	(20)	(6)
	Put - OTC USD versus CNH	CNH	6.600	09/11/2017	$	4,000	(37)	(4)

							$(1,018)	$(872)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$500	$(6)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020%	09/11/2017	$	20,200	$(178)	$(70)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
SOG	Call - OTC 1-Year Interest Rate Floor	0.000%	3-Month USD-LIBOR	10/26/2017	$81,700	$0	$0

Total Written Options						$(1,202)	$(942)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		170		0		(82)		(88)		0
Notional Amount in $	$	54,312	$	290,230	$	(146,185)	$	(54,357)	$	(27,500)	$	116,500
Notional Amount in AUD	AUD	0	AUD	28,360	AUD	(10,380)	AUD	(17,980)	AUD	0	AUD	0
Notional Amount in CAD	CAD	0	CAD	7,803	CAD	0	CAD	0	CAD	0	CAD	7,803
Notional Amount in CHF	CHF	0	CHF	13,110	CHF	(6,400)	CHF	0	CHF	(6,710)	CHF	0
Notional Amount in EUR	EUR	66,065	EUR	79,718	EUR	(46,100)	EUR	(96,583)	EUR	(3,100)	EUR	0
Notional Amount in GBP	GBP	0	GBP	32,941	GBP	(8,800)	GBP	(20,941)	GBP	(3,200)	GBP	0
Notional Amount in JPY	JPY	1,080,000	JPY	0	JPY	0	JPY	0	JPY	(1,080,000)	JPY	0
Premiums	$	(1,335)	$	(4,573)	$	2,547	$	1,524	$	635	$	(1,202)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	ING Bank NV	(1.000)%	12/20/2021	1.220%	EUR	400	$12	$(8)	$4	$0
BPS	Barclays Bank PLC	(1.000)	06/20/2022	1.682		3,900	144	(1)	143	0
	HSBC Bank PLC	(1.000)	06/20/2021	1.057		700	9	(8)	1	0
	ING Bank NV	(1.000)	12/20/2021	1.220		400	15	(11)	4	0
	UBS AG	(1.000)	12/20/2021	0.501		800	(13)	(8)	0	(21)
BRC	Springleaf Finance Corp.	(5.000)	06/20/2020	2.634	$	900	(86)	20	0	(66)
CBK	HSBC Bank PLC	(1.000)	12/20/2021	1.189	EUR	400	11	(7)	4	0
RYL	Burlington Northern Santa Fe LLC	(0.510)	03/20/2018	0.035	$	446	0	(2)	0	(2)
	Cleveland Electric Illuminating Co.	(0.940)	06/20/2017	0.123		637	0	(1)	0	(1)

							$92	$(26)	$156	$(90)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	141

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	09/20/2019	1.070%	$	600	$(17)	$16	$0	$(1)
CBK	Shire Acquisitions Investments Ireland DAC	1.000	12/20/2021	1.181	EUR	300	(11)	8	0	(3)
FBF	Brazil Government International Bond	1.000	12/20/2021	2.050	$	200	(12)	3	0	(9)
GST	Brazil Government International Bond	1.000	03/20/2019	0.888		1,000	(48)	51	3	0
HUS	Brazil Government International Bond	1.000	12/20/2021	2.050		600	(39)	12	0	(27)

							$(127)	$90	$3	$(40)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date(5)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	9,800	$	7,481	$(28)	$(82)	$0	$(110)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	6,290		6,714	48	(128)	0	(80)
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	4,700		5,739	962	(823)	139	0
BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.380% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/21/2022	EUR	1,100		1,181	4	(13)	0	(9)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027		3,480		3,715	5	(49)	0	(44)
CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.425% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/21/2027		5,380		5,716	20	(59)	0	(39)
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020	GBP	18,000		22,014	(55)	571	516	0
CIB	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	16,400		12,363	(162)	134	0	(28)
DUB	Floating rate equal to 3-Month CHF-LIBOR less 0.075% based on the notional amount of currency received	Floating rate equal to 3-Month EUR-EURIBOR based on the notional amount of currency delivered	06/21/2019	CHF	9,500	EUR	8,892	16	(16)	0	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	2,800	$	2,989	30	(66)	0	(36)

142	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Receive	Pay	Maturity Date(5)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP	5,500	$	6,710	$(5)	$177	$172	$0
	Floating rate equal to 3-Month USD-LIBOR less 0.771% based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR based on the notional amount of currency delivered	01/23/2019	$	2,616	JPY	300,000	(314)	256	0	(58)
GLM	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	38,400	$	28,948	(40)	(25)	0	(65)
	Floating rate equal to 3-Month CHF-LIBOR less 0.075% based on the notional amount of currency received	Floating rate equal to 3-Month EUR-EURIBOR based on the notional amount of currency delivered	06/21/2019	CHF	15,200	EUR	14,227	(14)	14	0	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020	GBP	20,000	$	24,460	(38)	611	573	0
	Floating rate equal to 3-Month USD-LIBOR less 0.771% based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR based on the notional amount of currency delivered	01/23/2019	$	9,156	JPY	1,050,000	(1,174)	970	0	(204)
MYC	Floating rate equal to 3-Month JPY-LIBOR less 0.768% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	01/23/2019	JPY	1,050,000	$	9,477	(18)	(63)	0	(81)
	Floating rate equal to 3-Month JPY-LIBOR less 0.775% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	01/23/2019		300,000		2,720	(20)	(16)	0	(36)
RBC	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	10,100		7,614	(47)	30	0	(17)
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.054% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP	1,600		1,952	(1)	51	50	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019		18,100		22,102	422	113	535	0
SOG	Floating rate equal to 3-Month EUR-EURIBOR less 0.380% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/21/2022	EUR	2,300		2,469	8	(27)	0	(19)
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020	GBP	4,500		5,503	(26)	155	129	0

								$(427)	$1,715	$2,114	$(826)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	143

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month KRW-KORIBOR	1.860%	12/01/2020	KRW	1,835,500	$0	$12	$12	$0
CBK	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		1,137,700	0	7	7	0
DUB	Pay	3-Month KRW-KORIBOR	1.860	12/01/2020		5,506,400	0	36	36	0
NGF	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		1,835,500	0	12	12	0

							$0	$67	$67	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.800%	06/24/2019	$5	$0	$1	$1	$0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.750	06/26/2019	8	0	1	1	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.000	06/24/2019	5	0	(2)	0	(2)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.000	06/26/2019	8	0	(3)	0	(3)

						$0	$(3)	$2	$(5)

Total Swap Agreements						$(462)	$1,843	$2,342	$(961)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(m)	Securities with an aggregate market value of $2,789 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$8	$0	$0	$8	$0	$0	$0	$0	$8	$0	$8
BOA	1,280	0	155	1,435	(694)	0	(191)	(885)	550	(620)	(70)
BPS	1,904	0	148	2,052	(1,812)	0	(74)	(1,886)	166	350	516
BRC	4	41	0	45	(4)	0	(66)	(70)	(25)	0	(25)
CBK	28	0	527	555	(1,081)	0	(42)	(1,123)	(568)	1,105	537
CIB	0	0	0	0	0	0	(28)	(28)	(28)	0	(28)
DUB	29	0	210	239	(58)	(347)	(99)	(504)	(265)	206	(59)
FBF	352	0	0	352	(28)	(1)	(9)	(38)	314	(280)	34
GLM	1,465	72	573	2,110	(441)	(584)	(269)	(1,294)	816	(370)	446
GST	0	0	3	3	0	0	0	0	3	0	3
HUS	409	0	0	409	(398)	0	(27)	(425)	(16)	0	(16)
IND	0	0	0	0	(68)	0	0	(68)	(68)	0	(68)
JPM	585	9	0	594	(304)	(10)	0	(314)	280	0	280
MSB	34	0	0	34	(176)	0	0	(176)	(142)	1	(141)
MYC	0	151	0	151	0	0	(117)	(117)	34	(130)	(96)
NAB	169	0	0	169	(168)	0	0	(168)	1	0	1
NGF	0	0	12	12	(89)	0	0	(89)	(77)	0	(77)
RBC	68	0	0	68	(681)	0	(17)	(698)	(630)	699	69
RYL	0	0	585	585	0	0	(3)	(3)	582	(860)	(278)
SCX	55	0	0	55	(2)	0	0	(2)	53	0	53
SOG	0	0	129	129	0	0	(19)	(19)	110	0	110
TOR	26	0	0	26	0	0	0	0	26	0	26
UAG	208	0	0	208	(381)	0	0	(381)	(173)	300	127

Total Over the Counter	$6,624	$273	$2,342	$9,239	$(6,385)	$(942)	$(961)	$(8,288)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

144	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	465	465
Swap Agreements	0	38	0	0	451	489

	$0	$38	$0	$0	$917	$955

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,624	$0	$6,624
Purchased Options	0	0	0	24	249	273
Swap Agreements	0	159	0	2,116	67	2,342

	$0	$159	$0	$8,764	$316	$9,239

	$0	$197	$0	$8,764	$1,233	$10,194

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$193	$193
Swap Agreements	0	27	0	0	460	487

	$0	$27	$0	$0	$653	$680

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,385	$0	$6,385
Written Options	0	0	0	872	70	942
Swap Agreements	0	130	0	831	0	961

	$0	$130	$0	$8,088	$70	$8,288

	$0	$157	$0	$8,088	$723	$8,968

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	145

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(59)	$(59)
Written Options	0	0	0	0	32	32
Futures	0	0	0	0	(4,271)	(4,271)
Swap Agreements	0	4,091	0	0	2,197	6,288

	$0	$4,091	$0	$0	$(2,101)	$1,990

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,787	$0	$11,787
Purchased Options	0	0	0	(1,408)	518	(890)
Written Options	0	129	0	2,017	(667)	1,479
Swap Agreements	0	379	0	(6,402)	142	(5,881)

	$0	$508	$0	$5,994	$(7)	$6,495

	$0	$4,599	$0	$5,994	$(2,108)	$8,485

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(12)	$(12)
Futures	0	0	0	0	500	500
Swap Agreements	0	(118)	0	0	7,496	7,378

	$0	$(118)	$0	$0	$7,984	$7,866

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,164	$0	$6,164
Purchased Options	0	0	0	834	(258)	576
Written Options	0	(66)	0	457	19	410
Swap Agreements	0	(245)	0	(795)	(165)	(1,205)

	$0	$(311)	$0	$6,660	$(404)	$5,945

	$0	$(429)	$0	$6,660	$7,580	$13,811

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Australia
Non-Agency Mortgage-Backed Securities	$0	$152	$0	$152
Belgium
Corporate Bonds & Notes	0	2,134	0	2,134
Brazil
Corporate Bonds & Notes	0	3,221	0	3,221
Canada
Corporate Bonds & Notes	0	8,457	0	8,457
Non-Agency Mortgage-Backed Securities	0	1,861	0	1,861
Sovereign Issues	0	21,690	0	21,690
Cayman Islands
Asset-Backed Securities	0	26,509	0	26,509
China
Corporate Bonds & Notes	0	900	0	900
Czech Republic
Sovereign Issues	0	120	0	120
Denmark
Corporate Bonds & Notes	0	91,099	0	91,099
France
Corporate Bonds & Notes	0	12,090	0	12,090
Sovereign Issues	0	11,045	0	11,045
Germany
Corporate Bonds & Notes	0	6,670	0	6,670
Greece
Corporate Bonds & Notes	0	103	0	103
Sovereign Issues	0	1,392	0	1,392

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Guernsey, Channel Islands
Corporate Bonds & Notes	$0	$1,005	$0	$1,005
Ireland
Corporate Bonds & Notes	0	4,667	0	4,667
Sovereign Issues	0	1,160	0	1,160
Italy
Corporate Bonds & Notes	0	6,532	0	6,532
Non-Agency Mortgage-Backed Securities	0	1,122	0	1,122
Sovereign Issues	0	5,743	0	5,743
Japan
Corporate Bonds & Notes	0	4,510	0	4,510
Sovereign Issues	0	52,231	0	52,231
Kuwait
Sovereign Issues	0	6,463	0	6,463
Luxembourg
Corporate Bonds & Notes	0	3,334	0	3,334
Multinational
Corporate Bonds & Notes	0	1,113	0	1,113
Netherlands
Asset-Backed Securities	0	9,515	0	9,515
Corporate Bonds & Notes	0	14,530	0	14,530
Norway
Corporate Bonds & Notes	0	2,294	0	2,294
Sovereign Issues	0	844	0	844
Poland
Sovereign Issues	0	1,519	0	1,519
Portugal
Corporate Bonds & Notes	0	972	0	972

146	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Qatar
Corporate Bonds & Notes	$0	$665	$0	$665
Sovereign Issues	0	822	0	822
Saudi Arabia
Sovereign Issues	0	6,877	0	6,877
Slovenia
Corporate Bonds & Notes	0	324	0	324
Sovereign Issues	0	20,658	0	20,658
South Korea
Corporate Bonds & Notes	0	692	0	692
Spain
Corporate Bonds & Notes	0	779	0	779
Sovereign Issues	0	7,408	0	7,408
Sweden
Corporate Bonds & Notes	0	7,513	0	7,513
Switzerland
Corporate Bonds & Notes	0	4,807	0	4,807
Sovereign Issues	0	460	0	460
United Arab Emirates
Corporate Bonds & Notes	0	896	0	896
United Kingdom
Corporate Bonds & Notes	0	39,224	1,875	41,099
Non-Agency Mortgage-Backed Securities	0	10,277	0	10,277
Sovereign Issues	0	13,602	0	13,602
United States
Asset-Backed Securities	0	45,280	0	45,280
Corporate Bonds & Notes	0	67,518	0	67,518
Loan Participations and Assignments	0	3,528	0	3,528
Non-Agency Mortgage-Backed Securities	0	18,455	0	18,455
Preferred Securities	46	0	0	46
U.S. Government Agencies	0	121,028	0	121,028
U.S. Treasury Obligations	0	32,787	0	32,787
Short-Term Instruments
Certificates of Deposit	0	12,231	0	12,231
Repurchase Agreements	0	8,679	0	8,679

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Czech Republic Treasury Bills	$0	$2,300	$0	$2,300
Japan Treasury Bills	0	122,199	0	122,199
Mexico Treasury Bills	0	6,580	0	6,580
Spain Treasury Bills	0	22,617	0	22,617
U.S. Treasury Bills	0	699	0	699

	$46	$883,902	$1,875	$885,823

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,680	$0	$0	$1,680

Total Investments	$1,726	$883,902	$1,875	$887,503

Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(6,865)	$0	$(6,865)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	465	490	0	955
Over the counter	0	9,239	0	9,239

	$465	$9,729	$0	$10,194

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(193)	(487)	0	(680)
Over the counter	0	(8,285)	(3)	(8,288)

	$(193)	$(8,772)	$(3)	$(8,968)

Total Financial Derivative Instruments	$272	$957	$(3)	$1,226

Totals	$1,998	$877,994	$1,872	$881,864

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	147

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. The PIMCO Emerging Markets Full Spectrum Bond Fund may invest assets in Institutional Class or Class M shares of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds (“Underlying PIMCO Funds”) and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, an affiliated investment company, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

148	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2017

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO Emerging Markets Bond Fund	Daily	Monthly
PIMCO Emerging Markets Corporate Bond Fund	Daily	Monthly
PIMCO Emerging Markets Currency Fund	Daily	Monthly
PIMCO Emerging Markets Full Spectrum Bond Fund	Daily	Monthly
PIMCO Foreign Bond Fund (Unhedged)	Daily	Monthly
PIMCO Global Advantage® Strategy Bond Fund	Daily	Monthly
PIMCO Global Bond Fund (Unhedged)	Daily	Monthly
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

ANNUAL REPORT	MARCH 31, 2017	149

Notes to Financial Statements (Cont.)

(f) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under ASC 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed

150	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2017

income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ

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Notes to Financial Statements (Cont.)

from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 3 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest assets in the Underlying PIMCO Funds and may also invest in the Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the PIMCO Emerging Markets Full Spectrum Bond Fund. The table below shows the transactions in and earnings from investments in these Underlying PIMCO Funds or Acquired Funds for the period ended March 31, 2017 (amounts in thousands†):

PIMCO Emerging Markets Full Spectrum Bond Fund
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$183,586	$22,789	$(25,990)	$(5,965)	$9,462	$183,882	$10,128	$0
PIMCO Emerging Markets Bond Fund	71,983	31,890	(12,983)	(618)	7,067	97,339	5,071	0
PIMCO Emerging Markets Corporate Bond Fund	88,455	4,073	(16,614)	(1,773)	8,033	82,174	4,073	0
PIMCO Short-Term Floating NAV Portfolio III	11,787	53,245	(61,400)	6	(3)	3,635	45	0
Totals	$355,811	$111,997	$(116,987)	$(8,350)	$24,559	$367,030	$19,317	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended March 31, 2017 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Markets Bond Fund	$191,775	$1,305,974	$(1,401,200)	$146	$(64)	$96,631	$774	$0
PIMCO Emerging Markets Corporate Bond Fund	10,032	88,821	(97,100)	9	(3)	1,759	121	0
PIMCO Emerging Markets Currency Fund	960,045	4,093,514	(4,602,100)	764	(337)	451,886	5,615	0
PIMCO Foreign Bond Fund (Unhedged)	210	520,014	(520,200)	2	0	26	115	0
PIMCO Global Advantage® Strategy Bond Fund	41,630	381,667	(415,990)	10	(5)	7,312	68	0
PIMCO Global Bond Fund (Unhedged)	199	227,569	(200,110)	2	2	27,662	68	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	183	292,698	(291,200)	(1)	0	1,680	98	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield

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fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2017, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of

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Notes to Financial Statements (Cont.)

assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Funds at March 31, 2017 are disclosed in the Notes to Schedules of Investments.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

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U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-

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upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

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(c) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a

Fund the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  Certain Funds may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Straddle Options Certain Funds may enter into differing forms of straddle options (“Straddle”). A Straddle is an investment strategy that

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uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Certain Funds may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of

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payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

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Notes to Financial Statements (Cont.)

Cross-Currency Swap Agreements  Certain Funds may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  Certain Funds also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Acquired Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The NAV of each Fund will fluctuate in response to

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changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

Certain Funds’ investment performance depends upon how each Fund’s assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  A Fund’s (or Acquired Funds’) investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund (or Acquired Funds) will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund (or Acquired Funds) to lose value. If a Fund (or Acquired Funds) lost enough value, the Fund (or Acquired Funds) could face increased shareholder redemptions, which could force the Fund (or Acquired Funds) to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund (or Acquired Funds). Also, a Fund (or Acquired Funds) may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund (or Acquired Funds) in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact a Fund’s (or Acquired Funds’) liquidity and net asset value. Such transactions may also increase a Fund’s (or Acquired Funds’) transaction costs or otherwise cause a Fund (or Acquired Funds) to perform differently than intended. Moreover, the Funds are subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that a Fund (or Acquired Funds) may invest in securities and instruments that are economically tied to Russia, the Fund (or Acquired Funds) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions, which may impact companies in many sectors, including energy, financial services and defense, among others, may negatively impact a Fund’s (or Acquired Funds’) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide

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Notes to Financial Statements (Cont.)

exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Acquired Funds), or, in the case of hedging positions, that the Fund’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the Fund’s (or Acquired Funds’) returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Fund (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Fund (or Acquired Funds). A Fund (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Acquired Funds) subsequently decreases, the Fund (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund (or Acquired Funds) may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total

164	PIMCO INTERNATIONAL BOND FUNDS

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net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United

States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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Notes to Financial Statements (Cont.)

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D		Class A	Class C	Class R
PIMCO Emerging Markets Bond Fund	0.45%	0.38%	0.48%	0.38%	0.50%		0.50%	0.50%	N/A
PIMCO Emerging Markets Corporate Bond Fund	0.55%	0.40%	0.50%	N/A	0.55%	~	0.55%	0.55%	N/A
PIMCO Emerging Markets Currency Fund	0.45%	0.40%	0.50%	0.40%	0.55%		0.55%	0.55%	N/A
PIMCO Emerging Markets Full Spectrum Bond Fund	0.59%	0.40%	0.50%	N/A	0.55%	~	0.55%	0.55%	N/A
PIMCO Foreign Bond Fund (Unhedged)	0.25%	0.25%	0.35%	0.25%	0.40%		0.40%	0.40%	N/A
PIMCO Global Advantage® Strategy Bond Fund	0.40%	0.30%	0.40%	N/A	0.45%		0.45%	0.45%	0.45%
PIMCO Global Bond Fund (Unhedged)	0.25%	0.30%	0.40%	0.30%	0.45%		N/A	N/A	N/A
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.25%	0.30%	0.40%	0.30%	N/A		0.40%	0.40%	N/A

~	This share class was liquidated during the reporting period.

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%
	Distribution and/or Servicing Fee
Administrative Class and Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2017, the Distributor retained $7,047,450 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who

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are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000, the valuation oversight committee lead receives an additional annual retainer of $11,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $5,750) and the governance committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the PIMCO Funds Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse the Funds, to the extent that the payment of each Fund’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed to PIMCO, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the Expense Limit. As of March 31, 2017, there were no remaining recoverable amounts to PIMCO.

(f) Acquired Fund Fees and Expenses The Underlying PIMCO Fund Expenses that are used for purposes of implementing the expense reduction described above are calculated using the advisory and supervisory and administrative fees for each Underlying PIMCO Fund over the total assets invested in Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

PIMCO has contractually agreed, through July 31, 2017, to waive first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO Emerging Markets Full Spectrum Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with the Fund’s investments in Underlying PIMCO Funds, to the extent the Fund’s advisory fee or advisory fee and supervisory and administrative fee taken together are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds.

This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended 03/31/17, the amount waived was $3,164,464.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2017,

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Notes to Financial Statements (Cont.)

the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Emerging Markets Bond Fund	$243,767	$62,424
PIMCO Emerging Markets Corporate Bond Fund	11,360	11,532
PIMCO Emerging Markets Currency Fund	546,204	31,231
PIMCO Foreign Bond Fund (Unhedged)	31,588	32,696
PIMCO Global Advantage® Strategy Bond Fund	12,010	127,068
PIMCO Global Bond Fund (Unhedged)	12,953	6,023
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	44,802	13,063

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2017, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Emerging Markets Bond Fund	$73,084	$46,952	$911,650	$653,262
PIMCO Emerging Markets Corporate Bond Fund	14,874	5,903	109,067	130,633
PIMCO Emerging Markets Currency Fund	451,040	467,333	1,272,544	1,313,565
PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	60,192	57,031
PIMCO Foreign Bond Fund (Unhedged)	2,793,143	2,865,284	685,560	695,567
PIMCO Global Advantage® Strategy Bond Fund	2,361,581	2,474,377	415,122	695,739
PIMCO Global Bond Fund (Unhedged)	1,998,678	2,041,976	225,881	239,637
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	2,370,918	2,349,111	350,355	235,747

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Emerging Markets Bond Fund				PIMCO Emerging Markets Corporate Bond Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	82,489	$852,512	45,328	$445,353	2,334	$23,945	5,468	$54,348
Class P	3,067	31,478	5,028	50,381	9	97	20	199
Administrative Class	318	3,267	397	4,080	0	0	0	0
Class D	5,272	54,171	3,687	37,211	13 ^^	146 ^^	103	1,089
Class A	6,483	66,392	9,384	96,489	49	505	43	457
Class C	424	4,354	356	3,571	16	154	1	14
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	5,060	51,887	5,859	57,076	584	6,018	965	9,686
Class P	526	5,388	758	7,411	3	29	6	59
Administrative Class	25	260	36	352	0	0	0	0
Class D	755	7,734	849	8,277	1 ^^	5 ^^	1	8
Class A	766	7,839	966	9,418	4	39	5	55
Class C	268	2,738	332	3,227	1	15	2	19
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(59,719)	(610,235)	(104,642)	(1,003,386)	(4,159)	(42,624)	(20,459)	(202,715)
Class P	(4,329)	(44,105)	(13,657)	(134,099)	(18)	(183)	(106)	(1,026)
Administrative Class	(381)	(3,846)	(644)	(6,382)	0	0	0	0
Class D	(5,647)	(57,572)	(9,196)	(90,819)	(26)^^	(273)^^	(115)	(1,206)
Class A	(9,288)	(94,657)	(14,309)	(142,508)	(56)	(577)	(132)	(1,366)
Class C	(1,724)	(17,592)	(2,878)	(28,114)	(11)	(111)	(30)	(305)
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	24,365	$260,013	(72,346)	$(682,462)	(1,256)	$(12,815)	(14,228)	$(140,684)

ANNUAL REPORT	MARCH 31, 2017	169

Notes to Financial Statements (Cont.)

	PIMCO Emerging Markets Currency Fund				PIMCO Emerging Markets Full Spectrum Bond Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	86,547	$751,020	22,937	$211,408	9,191	$68,122	23,316	$167,562
Class P	294	2,583	151	1,335	83	623	173	1,305
Administrative Class	62	547	70	615	0	0	0	0
Class D	168	1,475	98	863	39 ^^	284 ^^	40	297
Class A	170	1,500	265	2,312	9	61	12	90
Class C	31	273	25	212	44	328	8	62
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	12,018	105,951	14,518	127,142	2,407	18,053	2,273	16,762
Class P	13	116	23	203	23	170	30	223
Administrative Class	12	109	16	141	0	0	0	0
Class D	42	373	53	463	8 ^^	61 ^^	14	105
Class A	40	350	47	411	9	70	13	97
Class C	13	119	15	133	2	18	2	12
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(103,694)	(906,280)	(252,376)	(2,178,297)	(10,585)	(78,676)	(29,821)	(214,965)
Class P	(301)	(2,649)	(1,645)	(14,279)	(450)	(3,290)	(746)	(5,767)
Administrative Class	(602)	(5,247)	(618)	(5,616)	0	0	0	0
Class D	(518)	(4,535)	(1,744)	(15,401)	(303)^^	(2,218)^^	(216)	(1,599)
Class A	(932)	(8,204)	(1,142)	(10,010)	(70)	(523)	(189)	(1,380)
Class C	(313)	(2,751)	(610)	(5,335)	(36)	(265)	(14)	(104)
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(6,950)	$(65,250)	(219,917)	$(1,883,700)	371	$2,818	(5,105)	$(37,300)

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PIMCO Foreign Bond Fund (Unhedged)				PIMCO Global Advantage® Strategy Bond Fund				PIMCO Global Bond Fund (Unhedged)
Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

21,335	$206,209	24,815	$228,658	19,399	$198,677	43,708	$448,630	6,087	$56,305	7,591	$67,734
3,873	37,086	3,707	34,438	112	1,142	69	697	95	865	37	341
3,031	29,495	672	6,227	0	0	0	0	1,851	17,240	1,498	13,408
16,598	164,270	10,916	101,160	84	866	170	1,710	427	3,950	471	4,161
1,746	16,897	2,042	19,017	110	1,115	112	1,132	0	0	0	0
148	1,447	191	1,787	11	102	16	166	0	0	0	0
0	0	0	0	12	127	19	188	0	0	0	0

1,074	10,460	1,730	16,035	1,404	14,401	3,166	31,835	654	6,077	639	5,698
112	1,091	134	1,244	6	57	12	120	2	18	2	14
39	376	31	288	0	0	0	0	241	2,239	232	2,068
548	5,326	578	5,365	9	93	16	157	30	278	32	290
114	1,113	139	1,291	19	191	32	320	0	0	0	0
15	146	18	163	6	61	10	101	0	0	0	0
0	0	0	0	5	49	7	68	0	0	0	0

(35,608)	(345,497)	(81,783)	(755,746)	(67,436)	(689,011)	(122,673)	(1,230,021)	(19,147)	(175,527)	(17,954)	(160,090)
(4,558)	(43,886)	(7,146)	(66,720)	(193)	(1,962)	(1,138)	(11,414)	(74)	(676)	(64)	(570)
(1,469)	(14,219)	(556)	(5,165)	0	0	0	0	(3,542)	(32,598)	(4,359)	(38,742)
(13,111)	(126,937)	(26,909)	(250,810)	(363)	(3,698)	(999)	(10,220)	(903)	(8,333)	(1,094)	(9,735)
(4,517)	(43,535)	(4,899)	(45,470)	(721)	(7,385)	(1,104)	(11,125)	0	0	0	0
(832)	(8,020)	(1,404)	(13,082)	(261)	(2,686)	(524)	(5,274)	0	0	0	0
0	0	0	0	(109)	(1,127)	(157)	(1,582)	0	0	0	0
(11,462)	$(108,178)	(77,724)	$(721,320)	(47,906)	$(488,988)	(79,258)	$(784,512)	(14,279)	$(130,162)	(12,969)	$(115,423)

ANNUAL REPORT	MARCH 31, 2017	171

Notes to Financial Statements (Cont.)

	PIMCO Global Bond Fund (U.S. Dollar-Hedged)
	Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	16,422	$168,302	25,634	$260,852
Class P	4,234	43,228	2,816	28,492
Administrative Class	433	4,405	313	3,198
Class D	0	0	0	0
Class A	3,505	35,790	2,706	27,495
Class C	582	5,969	602	6,140
Class R	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	1,255	12,765	2,491	24,808
Class P	108	1,095	170	1,691
Administrative Class	19	192	36	363
Class D	0	0	0	0
Class A	155	1,577	368	3,661
Class C	32	325	108	1,073
Class R	0	0	0	0
Cost of shares redeemed
Institutional Class	(10,850)	(110,742)	(16,436)	(166,544)
Class P	(2,202)	(22,478)	(2,278)	(23,091)
Administrative Class	(313)	(3,207)	(131)	(1,331)
Class D	0	0	0	0
Class A	(2,934)	(30,002)	(2,877)	(28,986)
Class C	(999)	(10,180)	(636)	(6,451)
Class R	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	9,447	$97,039	12,886	$131,370

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^^	Class D Shares liquidated at the close of business on January 13, 2017.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties
PIMCO Emerging Markets Bond Fund	1	0	13%	0%
PIMCO Emerging Markets Corporate Bond Fund	0	2	0%	72%
PIMCO Emerging Markets Currency Fund	0	2	0%	91%
PIMCO Emerging Markets Full Spectrum Bond Fund	2	0	30%	0%
PIMCO Global Advantage® Strategy Bond Fund	3	0	49%	0%
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	1	0	11%	0%
PIMCO Global Bond Fund (Unhedged)	1	0	22%	0%

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters. The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

172	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2017

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2014-2016, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Emerging Markets Bond Fund	$0	$0	$(55,227)	$(3,361)	$(217,149)	$0	$0
PIMCO Emerging Markets Corporate Bond Fund	0	0	(17,199)	(95)	(52,970)	0	0
PIMCO Emerging Markets Currency Fund	63,483	0	32,581	(24,834)	(964,100)	0	0
PIMCO Emerging Markets Full Spectrum Bond Fund	150	0	(37,101)	(16)	(43,797)	0	0
PIMCO Foreign Bond Fund (Unhedged)	0	0	1,650	(18,273)	0	0	(53,353)
PIMCO Global Advantage® Strategy Bond Fund	0	0	4,020	(1,253)	(27,595)	0	(9,634)
PIMCO Global Bond Fund (Unhedged)	0	0	9,884	(3,382)	(4,962)	0	(13,908)
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0	0	10,048	(4,342)	(8,119)	0	(4,584)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, convertible preferred securities, passive foreign investment companies (PFICs), return of capital distributions from underlying funds, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals, distributions payable at fiscal year-end and organizational costs.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through March 31, 2017 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through March 31, 2017 and Ordinary losses realized during the period January 1, 2017 through March 31, 2017, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

As of March 31, 2017, the Funds had accumulated capital losses expiring in the following years (amounts in thousands†):

	Expiration of Accumulated Capital Losses
	3/31/2018	3/31/2019
PIMCO Emerging Markets Bond Fund	$0	$0
PIMCO Emerging Markets Corporate Bond Fund	0	0
PIMCO Emerging Markets Currency Fund	368,611	0
PIMCO Emerging Markets Full Spectrum Bond Fund	0	0
PIMCO Foreign Bond Fund (Unhedged)	0	0
PIMCO Global Advantage® Strategy Bond Fund	0	0
PIMCO Global Bond Fund (Unhedged)	0	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

ANNUAL REPORT	MARCH 31, 2017	173

Notes to Financial Statements (Cont.)

March 31, 2017

As of March 31, 2017, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†)(7):

	Short-Term	Long-Term
PIMCO Emerging Markets Bond Fund	$0	$217,149
PIMCO Emerging Markets Corporate Bond Fund*	21,108	31,862
PIMCO Emerging Markets Currency Fund	355,283	240,206
PIMCO Emerging Markets Full Spectrum Bond Fund	1,118	42,679
PIMCO Foreign Bond Fund (Unhedged)	0	0
PIMCO Global Advantage® Strategy Bond Fund	20,949	6,646
PIMCO Global Bond Fund (Unhedged)	4,095	867
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	7,461	658

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(8)
PIMCO Emerging Markets Bond Fund	$1,955,463	$51,247	$(115,819)	$(64,572)
PIMCO Emerging Markets Corporate Bond Fund	153,987	4,619	(21,888)	(17,269)
PIMCO Emerging Markets Currency Fund	4,100,971	50,741	(44,426)	6,315
PIMCO Emerging Markets Full Spectrum Bond Fund	404,698	6,210	(43,311)	(37,101)
PIMCO Foreign Bond Fund (Unhedged)	1,381,073	43,871	(52,530)	(8,659)
PIMCO Global Advantage® Strategy Bond Fund	577,107	17,831	(22,780)	(4,949)
PIMCO Global Bond Fund (Unhedged)	534,584	12,654	(12,532)	122
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	887,214	14,872	(14,583)	289

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation protected securities (TIPS), sale/buyback transactions, passive foreign investment companies (PFICs), return of capital distributions from underlying funds, convertible preferred securities, and Lehman securities.

For the fiscal years ended March 31, 2017 and March 31, 2016, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2017			March 31, 2016
	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital(10)	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital(10)
PIMCO Emerging Markets Bond Fund	$74,720	$0	$21,406	$112,474	$0	$0
PIMCO Emerging Markets Corporate Bond Fund	6,795	0	0	10,978	0	0
PIMCO Emerging Markets Currency Fund	107,408	0	0	47,898	0	81,010
PIMCO Emerging Markets Full Spectrum Bond Fund	18,732	0	0	17,583	0	0
PIMCO Foreign Bond Fund (Unhedged)	10,607	2,561	8,068	0	5,806	21,773
PIMCO Global Advantage® Strategy Bond Fund	1,362	0	13,693	0	0	33,377
PIMCO Global Bond Fund (Unhedged)	10,377	0	0	24	0	10,334
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	17,455	0	0	31,771	2,297	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(9)	Includes short-term capital gains distributed, if any.
(10)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

Effective April 1, 2017, all Class C shares with a minimum ten year holding period will be converted to Class A shares of the same Fund, for all Funds of the PIMCO Funds Trust that offer Class C Shares. This automatic conversion feature was approved by the Board on January 24, 2017.

On May 16, 2017, the Board approved the liquidations of the Class C shares of PIMCO Emerging Markets Corporate Bond Fund and PIMCO Emerging Markets Full Spectrum Bond Fund. The liquidations of the Class C shares are expected to occur on July 28, 2017.

There were no other subsequent events identified that require recognition or disclosure.

174	PIMCO INTERNATIONAL BOND FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Foreign Bond Fund (Unhedged), PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Fund (Unhedged) and PIMCO Global Bond Fund (U.S. Dollar-Hedged)

In our opinion, the (i) accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Foreign Bond Fund (Unhedged) as of March 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and (ii) accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Fund (Unhedged) and PIMCO Global Bond Fund (U.S. Dollar-Hedged) as of March 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods indicated, (eight of the funds constituting the PIMCO Funds, hereafter referred to as the “Funds”), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

ANNUAL REPORT	MARCH 31, 2017	175

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	NGF	Nomura Global Financial Products, Inc.
BOM	Bank of Montreal	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BOS	Banc of America Securities LLC	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets
BPG	BNP Paribas Securities Corp.	IND	Crédit Agricole Corporate and Investment Bank S.A.	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
BSN	Bank of Nova Scotia	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC
CIB	Canadian Imperial Bank of Commerce	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank
DBL	Deutsche Bank AG London	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC
FBF	Credit Suisse International

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RON	Romanian New Leu
CHF	Swiss Franc	ILS	Israeli Shekel	RUB	Russian Ruble
CLP	Chilean Peso	INR	Indian Rupee	SEK	Swedish Krona
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	NCUA	National Credit Union Administration
AID	Agency International Development	CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor
ATM	At-the-money	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	FDIC	Federal Deposit Insurance Corp.	STIBOR	Stockholm Interbank Offered Rate
BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced
BBSW	Bank Bill Swap Reference Rate	JSC	Joint Stock Company	TBD	To Be Determined
BTP	Buoni del Tesoro Poliennali	KORIBOR	Korea Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

176	PIMCO INTERNATIONAL BOND FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth for each Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Emerging Markets Bond Fund	0.00%	0.00%	$6,777	$0
PIMCO Emerging Markets Corporate Bond Fund	0.00%	0.00%	222	0
PIMCO Emerging Markets Currency Fund	0.00%	0.00%	11,117	0
PIMCO Emerging Markets Full Spectrum Bond Fund	0.00%	0.00%	11	0
PIMCO Foreign Bond Fund (Unhedged)	0.00%	0.05%	14,001	0
PIMCO Global Advantage® Strategy Bond Fund	0.00%	0.00%	10,512	0
PIMCO Global Bond Fund (Unhedged)	0.06%	0.06%	7,228	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.01%	0.01%	4,983	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

ANNUAL REPORT	MARCH 31, 2017	177

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162

Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge*** (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 – 10/16); Chief Operating Officer, PIMCO (7/09 – 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter G. Strelow*** (1970) Trustee	05/2017 to present	Managing Director, Chief Administrative Officer, PIMCO; President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard**** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Messrs. Harris, Hodge and Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	Effective May 16, 2017, Mr. Strelow became a Trustee of the Trust and Mr. Hodge retired from service as a Trustee of the Trust.
****	The information for the individuals listed is as of March 31, 2017 (as of May 16, 2017 for Mr. Strelow). Ms. Hubbard became a Trustee of the Trust effective February 14, 2017.

178	PIMCO INTERNATIONAL BOND FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013

Managing Director, Chief Administrative Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present

Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present

Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 – 10/16); Chief Operating Officer, PIMCO (7/09 – 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President – Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011

Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present

Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present

Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013

Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present

Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present

Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

ANNUAL REPORT	MARCH 31, 2017	179

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019

180	PIMCO INTERNATIONAL BOND FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share

ANNUAL REPORT	MARCH 31, 2017	181

Privacy Policy1 (Cont.)

(Unaudited)

information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

182	PIMCO INTERNATIONAL BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3005AR_033117

PIMCO Funds

Annual Report

March 31, 2017

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

Share Classes

∎	Institutional
∎	P
∎	Administrative
∎	D
∎	A
∎	C
∎	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2017, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

In the early part of the reporting period in June 2016, the outcome of the U.K. referendum, or Brexit, prompted market volatility to rise, sovereign yields to rally significantly and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the fundamental backdrop of the global economy as remaining largely intact, and as expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of other political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain over this period.

At its December 2016 meeting, the European Central Bank (“ECB”) opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. On December 14, 2016, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25 percentage points to a range of 0.50%-0.75%. And on March 15, 2017, the Fed raised the rate again by 0.25 percentage points to a range of 0.75%-1.00%, representing their third rate increase in ten years.

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the March quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda, including the last-minute cancelation of the healthcare vote in the House of Representatives, left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. However, rising geopolitical tensions outside of the reporting period, namely Syria and North Korea, contributed to growing investor anxiety.

Financial market highlights of the twelve-month reporting period include:

∎	U.S. Treasury yields rose across the yield curve over the reporting period. The yield on the benchmark ten-year U.S. Treasury note was 2.40% at the end of the

2	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

reporting period, up from 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, declined 1.44% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 0.44% over the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.48% over the reporting period, as represented by the Bloomberg Barclays U.S. TIPS Index. Real yields rose and the yield curve flattened as the Fed continued its normalization of interest rates and pro-growth sentiment emerged in the wake of the U.S. election. Market-based inflation expectations ended the period sharply higher as oil prices rallied and fears of policy-induced inflation lead to increased demand for U.S. TIPS.

∎

Diversified commodities posted positive returns, as represented by the Bloomberg Commodity Index Total Return, which returned 8.71% over the reporting period. The energy and industrial metals sectors led the rebound within commodity markets. Within energy, oil prices rose sharply as U.S. production growth slowed and the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to a coordinated cut to output. Base metals broadly gained on improved China sentiment and in anticipation of potential infrastructure spending in the U.S.

∎

Agency mortgage-backed securities (“MBS”) returned 0.17% over the reporting period, as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index. The asset class modestly outperformed like-duration U.S. Treasuries, as continued Fed intervention and strong overseas demand helped offset mortgage extension selling following the U.S. election. Non-Agency MBS continued to perform well due to improving housing fundamentals, limited new issuance, and sustained investor appetite.

∎

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 2.96% over the reporting period. Investment grade credit spreads tightened due to strong investor demand for high grade retail mutual funds and ETFs, low volatility, and corporate earnings strength. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 16.88% over the reporting period, which benefited from a strong rally of commodity sectors, namely the energy and metals & mining sectors.

∎

Tax-exempt municipal bonds returned 0.15% over the reporting period, as represented by the Bloomberg Barclays Municipal Bond Index. The municipal bond market benefited from constructive retail, institutional, and foreign demand through the first half of the reporting period. The positive sentiment reversed post-U.S. election as investors weighed possibilities of policy shifts

ANNUAL REPORT	MARCH 31, 2017	3

Chairman’s Letter (Cont.)

around tax rates, a potential repeal of the tax exemption, and heightened infrastructure funding. Municipal bond investors remained focused on Puerto Rico as the island continued to default on select governmental issues and federally-led restructuring efforts moved forward.

∎

Emerging market (“EM”) debt sectors generally benefited from improving fundamentals in most emerging economies, stable commodity prices and accommodative global central banks. Better fundamentals attracted robust inflows into the asset class and also supported performance during the reporting period. Though returns were strong, the surprise result of the U.S. election weighed somewhat on performance in the latter half of the reporting period due to uncertainty surrounding the impact of future trade policy on EM countries. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 8.82% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.47% over the reporting period.

∎

Global equities generally posted strong positive returns in response to supportive central bank policies and healthy investor risk appetite over the full reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.17% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 17.22% over the reporting period. Global equities, as represented by the MSCI World Index, returned 14.77% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest substantially all of their assets in Institutional Class or Class M shares of any funds of the Trust or PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds, or shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of these risks may include, but are not limited to, the following: allocation risk, fund of funds risk, market trading risk, municipal project-specific risk, municipal bond risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, issuer non-diversification risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus.

ANNUAL REPORT	MARCH 31, 2017	5

Important Information About the Funds (Cont.)

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an

6	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO All Asset Fund	07/31/02	07/31/02	04/30/08	12/31/02	04/30/03	04/30/03	04/30/03	01/31/06	Diversified
PIMCO All Asset All Authority Fund	10/31/03	10/31/03	07/10/08	—	07/29/05	07/29/05	07/29/05	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other

ANNUAL REPORT	MARCH 31, 2017	7

Important Information About the Funds (Cont.)

delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

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ANNUAL REPORT	MARCH 31, 2017	9

PIMCO All Asset Fund

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (07/31/02)
PIMCO All Asset Fund Institutional Class	13.21%	3.72%	5.06%	7.09%
PIMCO All Asset Fund Class P	13.18%	3.63%	4.97%	6.99%
PIMCO All Asset Fund Administrative Class	13.00%	3.48%	4.81%	6.83%
PIMCO All Asset Fund Class D	12.77%	3.32%	4.62%	6.57%
PIMCO All Asset Fund Class A	12.67%	3.22%	4.50%	6.49%
PIMCO All Asset Fund Class A (adjusted)	8.45%	2.43%	4.10%	6.21%
PIMCO All Asset Fund Class C	11.82%	2.43%	3.72%	5.69%
PIMCO All Asset Fund Class C (adjusted)	10.82%	2.43%	3.72%	5.69%
PIMCO All Asset Fund Class R	12.39%	2.95%	4.22%	6.20%
Bloomberg Barclays U.S. TIPS: 1-10 Year Index	1.45%	0.62%	3.59%	4.20%
Consumer Price Index + 500 Basis Points	7.38%	6.27%	6.73%	7.08%
Lipper Alternative Global Macro Funds Average	6.41%	2.36%	3.21%	5.95%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.075% for Institutional Class shares, 1.175% for Class P shares, 1.325% for Administrative Class shares, 1.475% for Class D shares, 1.525% for Class A shares, 2.275% for Class C shares, and 1.775% for Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

10	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAAIX	Class P - PALPX	Class C - PASCX	Class R - PATRX
Class A - PASAX	Administrative Class - PAALX	Class D - PASDX

Top 10 Holdings as of 03/31/20171§

PIMCO Emerging Markets Currency Fund	13.8%
PIMCO RAE Low Volatility PLUS EMG Fund	11.2%
PIMCO Emerging Local Bond Fund	7.1%
PIMCO Income Fund	6.4%
PIMCO RAE Worldwide Long/Short PLUS Fund	5.0%
PIMCO RAE Low Volatility PLUS International Fund	5.0%
PIMCO Long-Term U.S. Government Fund	4.2%
PIMCO High Yield Spectrum Fund	4.1%
PIMCO RAE Fundamental Emerging Markets Fund	4.0%
PIMCO Real Return Fund	3.3%

[1]	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO All Asset Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, substantially all of its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»

Exposure to emerging market equities, primarily through the PIMCO RAE Low Volatility PLUS EMG Fund, the PIMCO RAE Fundamental PLUS EMG Fund and the PIMCO RAE Fundamental Emerging Markets Fund, benefited performance, as these Underlying PIMCO Funds posted positive returns.

»

Credit exposure, primarily through the PIMCO Income Fund, the PIMCO High Yield Spectrum Fund and the PIMCO High Yield Fund, benefited performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to developed markets ex-U.S. equities, primarily through the PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), the PIMCO RAE Low Volatility PLUS International Fund and the PIMCO RAE Fundamental PLUS International Fund,

benefited performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Markets Currency Fund and the PIMCO Emerging Local Bond Fund, benefited performance, as these Underlying PIMCO Funds posted positive returns.

»

Allocations to alternative strategies, primarily through the PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and the PIMCO RAE Worldwide Long/Short PLUS Fund, benefited performance, as these Underlying PIMCO Funds posted positive returns.

»

Commodities exposure, primarily through the PIMCO CommoditiesPLUS® Strategy Fund and the PIMCO CommodityRealReturn Strategy Fund®, benefited performance, as these Underlying PIMCO Funds posted positive returns.

ANNUAL REPORT	MARCH 31, 2017	11

PIMCO All Asset All Authority Fund

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (10/31/03)
PIMCO All Asset All Authority Fund Institutional Class	12.66%	1.29%	4.47%	5.48%
PIMCO All Asset All Authority Fund Class P	12.54%	1.19%	4.36%	5.33%
PIMCO All Asset All Authority Fund Class D	12.14%	0.87%	4.02%	4.97%
PIMCO All Asset All Authority Fund Class A	12.16%	0.84%	3.94%	4.92%
PIMCO All Asset All Authority Fund Class A (adjusted)	5.99%	(0.30)%	3.54%	4.62%
PIMCO All Asset All Authority Fund Class C	11.29%	0.08%	3.16%	4.13%
PIMCO All Asset All Authority Fund Class C (adjusted)	10.29%	0.08%	3.16%	4.13%
S&P 500 Index	17.17%	13.30%	7.51%	8.44%
Consumer Price Index + 650 Basis Points	8.88%	7.77%	8.23%	8.58%
Lipper Alternative Global Macro Funds Average	6.41%	2.36%	3.21%	5.46%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.93% for Institutional Class shares, 2.03% for Class P shares, 2.33% for Class D shares, 2.38% for Class A shares, and 3.13% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

12	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAUIX	Class P - PAUPX	Class D - PAUDX
Class A - PAUAX	Class C - PAUCX

Top 10 Holdings as of 03/31/20171§

PIMCO StocksPLUS® Short Fund	15.7%
PIMCO Emerging Markets Currency Fund	9.3%
PIMCO RAE Low Volatility PLUS EMG Fund	8.4%
PIMCO Emerging Local Bond Fund	5.5%
PIMCO Income Fund	4.9%
PIMCO RAE Low Volatility PLUS International Fund	4.7%
PIMCO High Yield Spectrum Fund	4.0%
PIMCO Long-Term U.S. Government Fund	3.9%
PIMCO RAE Fundamental PLUS EMG Fund	3.6%
PIMCO RAE Fundamental Emerging Markets Fund	3.2%

[1]	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO All Asset All Authority Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, substantially all of its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»

Exposure to emerging market equities, primarily through the PIMCO RAE Low Volatility PLUS EMG Fund, the PIMCO RAE Fundamental PLUS EMG Fund and the PIMCO RAE Fundamental Emerging Markets Fund, benefited performance, as these Underlying PIMCO Funds posted positive returns.

»

Credit exposure, primarily through the PIMCO Income Fund, the PIMCO High Yield Spectrum Fund and the PIMCO High Yield Fund, benefited performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to developed markets ex-U.S. equities, primarily through the PIMCO StocksPLUS® International Fund (U.S.-Dollar-Hedged), the PIMCO RAE Low Volatility PLUS International Fund and the PIMCO RAE Fundamental PLUS International Fund, benefited performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Markets Currency Fund and the PIMCO Emerging Local Bond Fund, benefited performance, as these Underlying PIMCO Funds posted positive returns.

»

Allocations to alternative strategies, primarily through the PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and the PIMCO RAE Worldwide Long/Short PLUS Fund, benefited performance, as these Underlying PIMCO Funds posted positive returns.

»

Commodities exposure, primarily through the PIMCO CommoditiesPLUS® Strategy Fund and the PIMCO CommodityRealReturn Strategy Fund®, benefited performance, as these Underlying PIMCO Funds posted positive returns.

»	Inverse exposure to the S&P 500 Index, achieved through the PIMCO StocksPLUS® Short Fund, detracted from performance, as this Underlying PIMCO Fund posted negative returns.

ANNUAL REPORT	MARCH 31, 2017	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2016 to March 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

14	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO All Asset Fund
Institutional Class	$1,000.00	$1,047.50	$0.54	$1,000.00	$1,024.41	$0.53	0.105%
Class P	1,000.00	1,047.80	1.05	1,000.00	1,023.91	1.03	0.205
Administrative Class	1,000.00	1,046.90	1.81	1,000.00	1,023.16	1.79	0.355
Class D	1,000.00	1,046.30	2.58	1,000.00	1,022.41	2.55	0.505
Class A	1,000.00	1,045.90	2.83	1,000.00	1,022.16	2.80	0.555
Class C	1,000.00	1,041.20	6.64	1,000.00	1,018.42	6.57	1.305
Class R	1,000.00	1,044.00	4.10	1,000.00	1,020.92	4.06	0.805

PIMCO All Asset All Authority Fund
Institutional Class	$1,000.00	$1,036.70	$4.42	$1,000.00	$1,020.59	$4.38	0.87%
Class P	1,000.00	1,037.40	4.77	1,000.00	1,020.24	4.73	0.94
Class D	1,000.00	1,034.70	6.54	1,000.00	1,018.50	6.49	1.29
Class A	1,000.00	1,034.30	6.75	1,000.00	1,018.30	6.69	1.33
Class C	1,000.00	1,031.10	10.79	1,000.00	1,014.31	10.70	2.13

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 7 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2017	15

Benchmark Descriptions

Index*	Description

Bloomberg Barclays U.S. TIPS: 1-10 Year Index	Bloomberg Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

Consumer Price Index + 500 Basis Points	CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

Consumer Price Index + 650 Basis Points	CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

*	It is not possible to invest directly in an unmanaged index.

16	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

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ANNUAL REPORT	MARCH 31, 2017	17

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
PIMCO All Asset Fund
Institutional Class
03/31/2017	$10.68	$0.35	$1.04	$1.39	$(0.36)	$0.00	$(0.02)	$(0.38)
03/31/2016	11.58	0.40	(0.88)	(0.48)	(0.42)	0.00	0.00	(0.42)
03/31/2015	12.29	0.54	(0.70)	(0.16)	(0.55)	0.00	0.00	(0.55)
03/31/2014	12.58	0.56	(0.30)	0.26	(0.55)	0.00	0.00	(0.55)
03/31/2013	12.14	0.71	0.45	1.16	(0.72)	0.00	0.00	(0.72)

Class P
03/31/2017	10.70	0.34	1.05	1.39	(0.35)	0.00	(0.02)	(0.37)
03/31/2016	11.60	0.38	(0.87)	(0.49)	(0.41)	0.00	0.00	(0.41)
03/31/2015	12.32	0.54	(0.72)	(0.18)	(0.54)	0.00	0.00	(0.54)
03/31/2014	12.60	0.55	(0.29)	0.26	(0.54)	0.00	0.00	(0.54)
03/31/2013	12.14	0.72	0.42	1.14	(0.68)	0.00	0.00	(0.68)

Administrative Class
03/31/2017	10.70	0.31	1.06	1.37	(0.33)	0.00	(0.02)	(0.35)
03/31/2016	11.60	0.37	(0.88)	(0.51)	(0.39)	0.00	0.00	(0.39)
03/31/2015	12.32	0.51	(0.71)	(0.20)	(0.52)	0.00	0.00	(0.52)
03/31/2014	12.60	0.53	(0.29)	0.24	(0.52)	0.00	0.00	(0.52)
03/31/2013	12.11	0.69	0.43	1.12	(0.63)	0.00	0.00	(0.63)

Class D
03/31/2017	10.69	0.30	1.05	1.35	(0.32)	0.00	(0.02)	(0.34)
03/31/2016	11.59	0.35	(0.88)	(0.53)	(0.37)	0.00	0.00	(0.37)
03/31/2015	12.30	0.48	(0.69)	(0.21)	(0.50)	0.00	0.00	(0.50)
03/31/2014	12.58	0.50	(0.28)	0.22	(0.50)	0.00	0.00	(0.50)
03/31/2013	12.06	0.67	0.43	1.10	(0.58)	0.00	0.00	(0.58)

Class A
03/31/2017	10.70	0.29	1.05	1.34	(0.31)	0.00	(0.02)	(0.33)
03/31/2016	11.60	0.34	(0.88)	(0.54)	(0.36)	0.00	0.00	(0.36)
03/31/2015	12.31	0.46	(0.68)	(0.22)	(0.49)	0.00	0.00	(0.49)
03/31/2014	12.59	0.50	(0.29)	0.21	(0.49)	0.00	0.00	(0.49)
03/31/2013	12.04	0.64	0.44	1.08	(0.53)	0.00	0.00	(0.53)

Class C
03/31/2017	10.66	0.20	1.05	1.25	(0.23)	0.00	(0.02)	(0.25)
03/31/2016	11.56	0.26	(0.88)	(0.62)	(0.28)	0.00	0.00	(0.28)
03/31/2015	12.27	0.38	(0.69)	(0.31)	(0.40)	0.00	0.00	(0.40)
03/31/2014	12.56	0.40	(0.29)	0.11	(0.40)	0.00	0.00	(0.40)
03/31/2013	11.90	0.55	0.43	0.98	(0.32)	0.00	0.00	(0.32)

18	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income	Portfolio Turnover Rate

$11.69	13.21%	$16,330,803	0.085%		0.225%		0.085%		0.225%		3.06%	54%
10.68	(4.08)	16,721,758	0.055		0.225		0.055		0.225		3.65	40
11.58	(1.36)	24,949,112	0.075		0.225		0.075		0.225		4.37	86
12.29	2.20	27,142,889	0.075		0.225		0.075		0.225		4.59	54
12.58	9.65	26,626,154	0.125		0.225		0.125		0.225		5.69	36

11.72	13.18	588,700	0.185		0.325		0.185		0.325		3.02	54
10.70	(4.19)	482,467	0.155		0.325		0.155		0.325		3.48	40
11.60	(1.53)	1,163,590	0.175		0.325		0.175		0.325		4.38	86
12.32	2.18	1,210,039	0.175		0.325		0.175		0.325		4.47	54
12.60	9.54	1,507,357	0.225		0.325		0.225		0.325		5.73	36

11.72	13.00	191,878	0.335		0.475		0.335		0.475		2.75	54
10.70	(4.33)	244,060	0.305		0.475		0.305		0.475		3.35	40
11.60	(1.68)	430,275	0.325		0.475		0.325		0.475		4.13	86
12.32	2.03	459,772	0.325		0.475		0.325		0.475		4.30	54
12.60	9.38	487,385	0.375		0.475		0.375		0.475		5.58	36

11.70	12.77	321,653	0.485		0.625		0.485		0.625		2.67	54
10.69	(4.49)	321,591	0.455		0.625		0.455		0.625		3.20	40
11.59	(1.75)	671,663	0.475		0.625		0.475		0.625		3.92	86
12.30	1.88	841,407	0.475		0.625		0.475		0.625		4.10	54
12.58	9.21	1,071,887	0.525		0.625		0.525		0.625		5.40	36

11.71	12.67	730,425	0.565	(e)	0.705	(e)	0.565	(e)	0.705	(e)	2.58	54
10.70	(4.57)	781,603	0.555		0.725		0.555		0.725		3.11	40
11.60	(1.85)	1,369,369	0.575		0.725		0.575		0.725		3.77	86
12.31	1.78	1,884,760	0.575		0.725		0.575		0.725		4.06	54
12.59	9.08	2,230,692	0.625		0.725		0.625		0.725		5.18	36

11.66	11.82	663,861	1.315	(e)	1.455	(e)	1.315	(e)	1.455	(e)	1.82	54
10.66	(5.32)	751,398	1.305		1.475		1.305		1.475		2.36	40
11.56	(2.58)	1,364,100	1.325		1.475		1.325		1.475		3.06	86
12.27	0.97	1,755,836	1.325		1.475		1.325		1.475		3.29	54
12.56	8.31	2,141,098	1.375		1.475		1.375		1.475		4.45	36

ANNUAL REPORT	MARCH 31, 2017	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Class R
03/31/2017	$10.64	$0.26	$1.04	$1.30	$(0.28)	$0.00	$(0.02)	$(0.30)
03/31/2016	11.54	0.32	(0.88)	(0.56)	(0.34)	0.00	0.00	(0.34)
03/31/2015	12.25	0.43	(0.68)	(0.25)	(0.46)	0.00	0.00	(0.46)
03/31/2014	12.54	0.47	(0.30)	0.17	(0.46)	0.00	0.00	(0.46)
03/31/2013	11.98	0.64	0.41	1.05	(0.49)	0.00	0.00	(0.49)
PIMCO All Asset All Authority Fund
Institutional Class
03/31/2017	$8.04	$0.25	$0.75	$1.00	$(0.25)	$0.00	$(0.03)	$(0.28)
03/31/2016	9.07	0.39	(0.99)	(0.60)	(0.43)	0.00	0.00	(0.43)
03/31/2015	10.06	0.47	(0.94)	(0.47)	(0.52)	0.00	0.00	(0.52)
03/31/2014	10.93	0.56	(0.88)	(0.32)	(0.55)	0.00	0.00	(0.55)
03/31/2013	10.63	0.72	0.27	0.99	(0.69)	0.00	0.00	(0.69)

Class P
03/31/2017	8.05	0.24	0.75	0.99	(0.24)	0.00	(0.03)	(0.27)
03/31/2016	9.08	0.37	(0.98)	(0.61)	(0.42)	0.00	0.00	(0.42)
03/31/2015	10.07	0.46	(0.94)	(0.48)	(0.51)	0.00	0.00	(0.51)
03/31/2014	10.94	0.51	(0.84)	(0.33)	(0.54)	0.00	0.00	(0.54)
03/31/2013	10.62	0.70	0.29	0.99	(0.67)	0.00	0.00	(0.67)

Class D
03/31/2017	8.02	0.21	0.75	0.96	(0.22)	0.00	(0.03)	(0.25)
03/31/2016	9.05	0.35	(0.99)	(0.64)	(0.39)	0.00	0.00	(0.39)
03/31/2015	10.03	0.42	(0.92)	(0.50)	(0.48)	0.00	0.00	(0.48)
03/31/2014	10.90	0.48	(0.84)	(0.36)	(0.51)	0.00	0.00	(0.51)
03/31/2013	10.54	0.66	0.28	0.94	(0.58)	0.00	0.00	(0.58)

Class A
03/31/2017	8.05	0.21	0.76	0.97	(0.22)	0.00	(0.03)	(0.25)
03/31/2016	9.08	0.35	(0.99)	(0.64)	(0.39)	0.00	0.00	(0.39)
03/31/2015	10.07	0.40	(0.92)	(0.52)	(0.47)	0.00	0.00	(0.47)
03/31/2014	10.94	0.48	(0.85)	(0.37)	(0.50)	0.00	0.00	(0.50)
03/31/2013	10.56	0.65	0.30	0.95	(0.57)	0.00	0.00	(0.57)

20	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income	Portfolio Turnover Rate

$11.64	12.39%	$71,325	0.815	%(e)	0.955	%(e)	0.815	%(e)	0.955	%(e)	2.33%	54%
10.64	(4.81)	73,804	0.805		0.975		0.805		0.975		2.91	40
11.54	(2.10)	109,171	0.825		0.975		0.825		0.975		3.55	86
12.25	1.48	139,215	0.825		0.975		0.825		0.975		3.84	54
12.54	8.81	140,896	0.875		0.975		0.875		0.975		5.17	36

$8.76	12.66%	$5,690,312	0.80	%(d)	0.87	%(d)	0.18%		0.25%		2.90%	51%
8.04	(6.53)	5,917,397	0.67	(d)	0.77	(d)	0.15		0.25		4.59	39
9.07	(4.80)	10,944,124	0.70	(d)	0.78	(d)	0.17		0.25		4.74	75
10.06	(2.80)	15,257,211	0.82	(d)	0.89	(d)	0.18		0.25		5.43	65
10.93	9.40	15,915,147	0.83	(d)	0.87	(d)	0.21		0.25		6.56	18

8.77	12.54	838,859	0.90	(d)	0.97	(d)	0.28		0.35		2.85	51
8.05	(6.63)	785,877	0.77	(d)	0.87	(d)	0.25		0.35		4.34	39
9.08	(4.89)	2,455,193	0.80	(d)	0.88	(d)	0.27		0.35		4.59	75
10.07	(2.91)	3,787,152	0.92	(d)	0.99	(d)	0.28		0.35		4.96	65
10.94	9.35	6,376,178	0.93	(d)	0.97	(d)	0.31		0.35		6.41	18

8.73	12.14	254,037	1.20	(d)	1.27	(d)	0.58		0.65		2.50	51
8.02	(6.96)	269,565	1.07	(d)	1.17	(d)	0.55		0.65		4.09	39
9.05	(5.11)	737,268	1.10	(d)	1.18	(d)	0.57		0.65		4.28	75
10.03	(3.21)	1,219,268	1.22	(d)	1.29	(d)	0.58		0.65		4.69	65
10.90	8.98	1,994,391	1.23	(d)	1.27	(d)	0.61		0.65		6.04	18

8.77	12.16	557,523	1.25	(d)	1.32	(d)	0.63		0.70		2.42	51
8.05	(6.97)	666,880	1.12	(d)	1.22	(d)	0.60		0.70		4.11	39
9.08	(5.26)	1,484,897	1.15	(d)	1.23	(d)	0.62		0.70		4.02	75
10.07	(3.25)	3,312,097	1.27	(d)	1.34	(d)	0.63		0.70		4.66	65
10.94	9.01	5,312,366	1.28	(d)	1.32	(d)	0.66		0.70		5.98	18

ANNUAL REPORT	MARCH 31, 2017	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Class C
03/31/2017	$8.06	$0.14	$0.76	$0.90	$(0.16)	$0.00	$(0.03)	$(0.19)
03/31/2016	9.08	0.28	(0.98)	(0.70)	(0.32)	0.00	0.00	(0.32)
03/31/2015	10.07	0.34	(0.93)	(0.59)	(0.40)	0.00	0.00	(0.40)
03/31/2014	10.94	0.41	(0.85)	(0.44)	(0.43)	0.00	0.00	(0.43)
03/31/2013	10.46	0.57	0.28	0.85	(0.37)	0.00	0.00	(0.37)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.
(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 7, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Ratio of expenses to average net assets includes line of credit expenses.
(e)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.

22	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income	Portfolio Turnover Rate

$8.77	11.29%	$742,593	2.00	%(d)	2.07	%(d)	1.38%	1.45%	1.64%	51%
8.06	(7.59)	901,039	1.87	(d)	1.97	(d)	1.35	1.45	3.35	39
9.08	(5.98)	1,878,807	1.90	(d)	1.98	(d)	1.37	1.45	3.46	75
10.07	(3.97)	3,207,862	2.02	(d)	2.09	(d)	1.38	1.45	3.99	65
10.94	8.11	4,592,645	2.03	(d)	2.07	(d)	1.41	1.45	5.29	18

ANNUAL REPORT	MARCH 31, 2017	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund
Assets:
Investments, at value
Investments in securities*	$1,810	$464
Investments in Affiliates	18,872,382	11,402,284
Receivable for investments in Affiliates sold	9,394	6,537
Receivable for Fund shares sold	47,316	7,424
Dividends receivable from Affiliates	38,901	19,106
Reimbursement receivable from PIMCO	1,974	259
Prepaid expenses	0	6,771
Total Assets	18,971,777	11,442,845

Liabilities:
Borrowings & Other Financing Transactions
Payable for line of credit	$0	$3,300,000
Payable for investments in Affiliates purchased	49,295	26,642
Payable for Fund shares redeemed	18,728	6,072
Accrued investment advisory fees	2,973	1,455
Accrued supervisory and administrative fees	1,210	709
Accrued distribution fees	584	563
Accrued servicing fees	332	295
Other liabilities	10	23,785
Total Liabilities	73,132	3,359,521

Net Assets	$18,898,645	$8,083,324

Net Assets Consist of:
Paid in capital	$22,151,107	$13,892,170
Accumulated undistributed net realized (loss)	(3,591,904)	(4,954,864)
Net unrealized appreciation (depreciation)	339,442	(853,982)
Net Assets	$18,898,645	$8,083,324

Cost of investments in securities	$1,810	$464
Cost of investments in Affiliates	$18,532,940	$12,256,266

* Includes repurchase agreements of:	$1,810	$464

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

March 31, 2017

	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund
Net Assets:
Institutional Class	$16,330,803	$5,690,312
Class P	588,700	838,859
Administrative Class	191,878	N/A
Class D	321,653	254,037
Class A	730,425	557,523
Class C	663,861	742,593
Class R	71,325	N/A
Shares Issued and Outstanding:
Institutional Class	1,396,699	649,629
Class P	50,245	95,699
Administrative Class	16,376	N/A
Class D	27,496	29,089
Class A	62,380	63,581
Class C	56,923	84,713
Class R	6,126	N/A
Net Asset Value Per Share Outstanding:
Institutional Class	$11.69	$8.76
Class P	11.72	8.77
Administrative Class	11.72	N/A
Class D	11.70	8.73
Class A	11.71	8.77
Class C	11.66	8.77
Class R	11.64	N/A

ANNUAL REPORT	MARCH 31, 2017	25

Statements of Operations

Year Ended March 31, 2017 (Amounts in thousands†)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Investment Income:
Dividends from Investments in Affiliates	$600,771	$306,391
Total Income	600,771	306,391

Expenses:
Investment advisory fees	33,370	16,588
Supervisory and administrative fees	14,005	8,237
Distribution and/or servicing fees - Administrative Class	575	0
Distribution and/or servicing fees - Class D	797	673
Distribution fees - Class C	5,319	6,228
Distribution fees - Class R	184	0
Servicing fees - Class A	1,891	1,541
Servicing fees - Class C	1,773	2,076
Servicing fees - Class R	184	0
Trustee fees	139	61
Interest expense	12	51,444
Miscellaneous expense	5	80
Total Expenses	58,254	86,928
Waiver and/or Reimbursement by PIMCO	(26,610)	(6,037)
Net Expenses	31,644	80,891

Net Investment Income	569,127	225,500

Net Realized Gain (Loss):
Investments in Affiliates	(1,086,626)	(568,263)
Net capital gain distributions received from Affiliate investments	12,540	6,078

Net Realized (Loss)	(1,074,086)	(562,185)

Net Change in Unrealized Appreciation:
Investments in Affiliates	2,846,782	1,324,628

Net Change in Unrealized Appreciation	2,846,782	1,324,628

Net Increase in Net Assets Resulting from Operations	$2,341,823	$987,943

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Statements of Changes in Net Assets

(Amounts in thousands†)	PIMCO All Asset Fund		PIMCO All Asset All Authority Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
(Decrease) in Net Assets from:

Operations:
Net investment income	$569,127	$879,251	$225,500	$555,448
Net realized (loss)	(1,074,086)	(1,558,092)	(562,185)	(2,454,060)
Net change in unrealized appreciation (depreciation)	2,846,782	(747,160)	1,324,628	700,558

Net Increase (Decrease) in Net Assets Resulting from Operations	2,341,823	(1,426,001)	987,943	(1,198,054)

Distributions to Shareholders:
From net investment income
Institutional Class	(503,655)	(769,056)	(166,283)	(389,878)
Class P	(15,975)	(26,459)	(22,570)	(62,226)
Administrative Class	(6,205)	(10,281)	0	0
Class D	(8,625)	(15,241)	(6,872)	(19,049)
Class A	(19,555)	(32,023)	(14,971)	(42,499)
Class C	(13,353)	(24,298)	(14,803)	(45,423)
Class R	(1,759)	(2,685)	0	0
Tax basis return of capital
Institutional Class	(33,800)	0	(18,504)	0
Class P	(1,062)	0	(2,535)	0
Administrative Class	(472)	0	0	0
Class D	(654)	0	(861)	0
Class A	(1,553)	0	(1,972)	0
Class C	(1,456)	0	(2,656)	0
Class R	(151)	0	0	0

Total Distributions(a)	(608,275)	(880,043)	(252,027)	(559,075)

Fund Share Transactions:
Net (decrease) resulting from Fund share transactions**	(2,211,584)	(8,374,555)	(1,193,350)	(7,202,402)

Total (Decrease) in Net Assets	(478,036)	(10,680,599)	(457,434)	(8,959,531)

Net Assets:
Beginning of year	19,376,681	30,057,280	8,540,758	17,500,289
End of year*	$18,898,645	$19,376,681	$8,083,324	$8,540,758

*Including undistributed (overdistributed) net investment income of:	$0	$2,672	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 11 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2017	27

Statement of Cash Flows PIMCO All Asset All Authority Fund

Year Ended March 31, 2017 (Amounts in thousands†)
Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	$987,943

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(5,791,671)
Proceeds from sales of long-term securities	6,704,655
Proceeds from sales of short-term portfolio investments, net	26,878
Decrease in receivable for investments sold	18,736
(Increase) in dividends receivable from Affiliates	(1,318)
Decrease in reimbursement receivable from PIMCO	332
(Increase) in prepaid expenses	(4,284)
(Decrease) in payable for investments purchased	(17,419)
Increase in accrued investment advisory fees	21
(Decrease) in accrued supervisory and administrative fees	(15)
(Decrease) in accrued distribution fees	(64)
(Decrease) in accrued servicing fees	(35)
Increase in other liabilities	23,234
Net Realized (Gain) Loss
Investments in Affiliates	568,263
Net capital gain distributions received from Affiliate investments	(6,078)
Net Change in Unrealized (Appreciation) Depreciation
Investments in Affiliates	(1,324,628)
Net Cash Provided by Operating Activities	1,184,550

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	1,145,316
Payments on shares redeemed	(2,573,085)
Net borrowing of line of credit	265,000
Cash distributions paid*	(21,781)
Net Cash (Used for) Financing Activities	(1,184,550)

Net Increase (Decrease) in Cash and Foreign Currency	0

Cash and Foreign Currency:
Beginning of year	0
End of year	$0
* Reinvestment of distributions	$230,246

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$70,328

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Schedule of Investments PIMCO All Asset Fund

March 31, 2017

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
		$1,810

Total Short-Term Instruments (Cost $1,810)		1,810

Total Investments in Securities (Cost $1,810)		1,810

	SHARES
INVESTMENTS IN AFFILIATES 99.9%

MUTUAL FUNDS (a) 99.4%
PIMCO CommoditiesPLUS® Strategy Fund	97,161,015	607,256
PIMCO CommodityRealReturn Strategy Fund®	15,022,896	105,010
PIMCO Diversified Income Fund	9,521,412	102,641
PIMCO Emerging Local Bond Fund	181,501,316	1,337,665
PIMCO Emerging Markets Currency Fund	287,821,691	2,610,543
PIMCO Extended Duration Fund	57,073,364	424,626
PIMCO High Yield Fund	39,746,765	353,746
PIMCO High Yield Spectrum Fund	77,101,299	765,616
PIMCO Income Fund	99,290,311	1,215,313
PIMCO Investment Grade Corporate Bond Fund	59,007,149	611,314
PIMCO Long Duration Total Return Fund	20,156,387	214,262
PIMCO Long-Term Credit Fund	1,870,805	21,758
PIMCO Long-Term U.S. Government Fund	132,012,228	789,433
PIMCO Low Duration Fund	43,209,874	425,617
PIMCO Mortgage Opportunities Fund	12,339,243	135,362
PIMCO RAE Fundamental Advantage PLUS Fund	23,731,070	243,006

	SHARES	MARKET VALUE (000S)
PIMCO RAE Fundamental Emerging Markets Fund	69,436,273	$752,689
PIMCO RAE Fundamental PLUS EMG Fund	58,160,024	601,956
PIMCO RAE Fundamental PLUS International Fund	60,090,842	543,221
PIMCO RAE Low Volatility PLUS EMG Fund	223,152,729	2,122,183
PIMCO RAE Low Volatility PLUS Fund	3,779,668	47,397
PIMCO RAE Low Volatility PLUS International Fund	91,251,433	933,502
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	22,109,070	207,383
PIMCO RAE Worldwide Long/Short PLUS Fund	94,777,300	949,669
PIMCO Real Return Asset Fund	9,654,265	80,324
PIMCO Real Return Fund	55,438,287	613,148
PIMCO RealEstateRealReturn Strategy Fund	39,828,184	326,989
PIMCO Senior Floating Rate Fund	47,258,248	469,747
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	68,325,771	552,072
PIMCO StocksPLUS® International Fund (Unhedged)	12,100,006	75,867
PIMCO Total Return Fund	47,805,220	483,789
PIMCO TRENDS Managed Futures Strategy Fund	5,841,476	54,676

Total Mutual Funds (Cost $18,432,879)		18,777,780

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	29

Schedule of Investments PIMCO All Asset Fund (Cont.)

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 0.1%
PIMCO Global Advantage® Inflation- Linked Bond Active Exchange-Traded Fund	540,000	$23,587

Total Exchange-Traded Funds (Cost $29,046)		23,587

SHORT-TERM INSTRUMENTS 0.4%

MUTUAL FUNDS (a) 0.4%
PIMCO Government Money Market Fund	71,003,604	71,004

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	1,139	$11

Total Short-Term Instruments (Cost $71,015)		71,015

Total Investments in Affiliates (Cost $18,532,940)		18,872,382

Total Investments 99.9% (Cost $18,534,750)		$18,874,192

Other Assets and Liabilities, net 0.1%		24,453

Net Assets 100.0%		$18,898,645

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$1,810	U.S. Treasury Notes 2.000% due 08/31/2021(2)	$(1,851)	$1,810	$1,810

Total Repurchase Agreements						$(1,851)	$1,810	$1,810

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)		Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$1,810	$0	$0	$1,810		$(1,851)		$(41)

Total Borrowings and Other Financing Transactions	$1,810	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

30	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

March 31, 2017

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$1,810	$0	$1,810
	$0	$1,810	$0	$1,810

Investments in Affiliates, at Value
Mutual Funds	18,777,780	0	0	18,777,780
Exchange-Traded Funds	23,587	0	0	23,587
Short-Term Instruments
Mutual Funds	71,004	0	0	71,004
Central Funds Used for Cash Management Purposes	11	0	0	11
	$18,872,382	$0	$0	$18,872,382

Total Investments	$18,872,382	$1,810	$0	$18,874,192

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	31

Schedule of Investments PIMCO All Asset All Authority Fund

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
		$464

Total Short-Term Instruments (Cost $464)		464

Total Investments in Securities (Cost $464)		464

	SHARES
INVESTMENTS IN AFFILIATES 141.1%

MUTUAL FUNDS (a) 140.4%
PIMCO CommoditiesPLUS® Strategy Fund	54,982,727	343,642
PIMCO CommodityRealReturn Strategy Fund®	7,735,751	54,073
PIMCO Credit Absolute Return Fund	1,820,806	18,281
PIMCO Diversified Income Fund	8,781,636	94,666
PIMCO Emerging Local Bond Fund	85,788,601	632,262
PIMCO Emerging Markets Currency Fund	116,238,865	1,054,287
PIMCO Extended Duration Fund	31,198,719	232,118
PIMCO High Yield Fund	23,255,214	206,971
PIMCO High Yield Spectrum Fund	45,748,329	454,281
PIMCO Income Fund	45,391,834	555,596
PIMCO Investment Grade Corporate Bond Fund	26,482,824	274,362
PIMCO Long Duration Total Return Fund	8,686,684	92,339
PIMCO Long-Term Credit Fund	175,636	2,043
PIMCO Long-Term U.S. Government Fund	74,124,299	443,263
PIMCO Low Duration Fund	18,758,192	184,768
PIMCO Mortgage Opportunities Fund	6,529,591	71,630

	SHARES	MARKET VALUE (000S)
PIMCO RAE Fundamental Advantage PLUS Fund	10,176,165	$104,204
PIMCO RAE Fundamental Emerging Markets Fund	33,943,636	367,949
PIMCO RAE Fundamental PLUS EMG Fund	39,663,498	410,517
PIMCO RAE Fundamental PLUS International Fund	38,308,079	346,305
PIMCO RAE Low Volatility PLUS EMG Fund	101,203,948	962,450
PIMCO RAE Low Volatility PLUS Fund	10,728,623	134,537
PIMCO RAE Low Volatility PLUS International Fund	52,321,518	535,249
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	9,355,114	87,751
PIMCO RAE Worldwide Long/Short PLUS Fund	36,626,681	366,999
PIMCO Real Return Asset Fund	4,702,245	39,123
PIMCO Real Return Fund	19,218,449	212,556
PIMCO RealEstateRealReturn Strategy Fund	29,895,301	245,440
PIMCO Senior Floating Rate Fund	34,652,549	344,446
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	38,441,792	310,610
PIMCO StocksPLUS® International Fund (Unhedged)	14,465,873	90,701
PIMCO StocksPLUS® Short Fund	188,172,004	1,795,161
PIMCO Total Return Fund	22,634,964	229,066
PIMCO TRENDS Managed Futures Strategy Fund	5,318,784	49,784

Total Mutual Funds (Cost $12,196,964)		11,347,430

32	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

March 31, 2017

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 0.3%
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	440,000	$19,219

Total Exchange-Traded Funds (Cost $23,667)		19,219

SHORT-TERM INSTRUMENTS 0.4%

MUTUAL FUNDS (a) 0.4%
PIMCO Government Money Market Fund	35,001,679	35,002

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	63,993	$633

Total Short-Term Instruments (Cost $35,635)		35,635

Total Investments in Affiliates (Cost $12,256,266)		11,402,284

Total Investments 141.1% (Cost $12,256,730)		$11,402,748

Other Assets and Liabilities, net (41.1)%		(3,319,424)

Net Assets 100.0%		$8,083,324

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$464	U.S. Treasury Notes 2.000% due 08/31/2021(2)	$(478)	$464	$464

Total Repurchase Agreements						$(478)	$464	$464

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)		Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$464	$0	$0	$464		$(478)		$(14)

Total Borrowings and Other Financing Transactions	$464	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	33

Schedule of Investments PIMCO All Asset All Authority Fund (Cont.)

March 31, 2017

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$464	$0	$464
	$0	$464	$0	$464

Investments in Affiliates, at Value
Mutual Funds	11,347,430	0	0	11,347,430
Exchange-Traded Funds	19,219	0	0	19,219
Short-Term Instruments
Mutual Funds	35,002	0	0	35,002
Central Funds Used for Cash Management Purposes	633	0	0	633
	$11,402,284	$0	$0	$11,402,284

Total Investments	$11,402,284	$464	$0	$11,402,748

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

34	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2017

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the PIMCO All Asset and PIMCO All Asset All Authority Funds. Each Fund may invest substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust or PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds, or shares of any actively managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

ANNUAL REPORT	MARCH 31, 2017	35

Notes to Financial Statements (Cont.)

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO All Asset Fund	Quarterly	Quarterly
PIMCO All Asset All Authority Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods

36	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2017

of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. The Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

ANNUAL REPORT	MARCH 31, 2017	37

Notes to Financial Statements (Cont.)

(f) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under ASC 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

38	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2017

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

ANNUAL REPORT	MARCH 31, 2017	39

Notes to Financial Statements (Cont.)

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security

40	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2017

as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the

ANNUAL REPORT	MARCH 31, 2017	41

Notes to Financial Statements (Cont.)

extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO All Asset and PIMCO All Asset All Authority Funds invest under normal circumstances substantially all of their assets in the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with PIMCO All Asset and PIMCO All Asset All Authority Funds. Each Fund may also invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Fund is considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in these affiliated Funds for the period ended March 31, 2017 (amounts in thousands†):

PIMCO All Asset Fund

Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommoditiesPLUS® Strategy Fund	$802,927	$153,462	$(477,159)	$(274,777)	$402,803	$607,256	$3,505	$0
PIMCO CommodityRealReturn Strategy Fund®	295,348	12,020	(230,000)	(144,651)	172,293	105,010	2,318	0
PIMCO Diversified Income Fund	49,495	77,210	(29,538)	(620)	6,094	102,641	4,811	0
PIMCO Emerging Local Bond Fund	1,848,880	166,111	(698,308)	(288,706)	309,688	1,337,665	79,170	0
PIMCO Emerging Markets Currency Fund	2,479,315	639,059	(606,886)	(129,205)	228,260	2,610,543	66,425	0

42	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2017

Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Extended Duration Fund	$0	$495,741	$(67,784)	$3,417	$(6,748)	$424,626	$8,053	$2,056
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	22,632	0	(1)	0	956	23,587	0	0
PIMCO Government Money Market Fund	104,072	3,765,224	(3,798,292)	0	0	71,004	301	0
PIMCO High Yield Fund	723,965	156,757	(559,587)	(12,821)	45,432	353,746	28,169	0
PIMCO High Yield Spectrum Fund	827,581	186,428	(312,951)	(24,556)	89,114	765,616	57,075	0
PIMCO Income Fund	1,348,157	454,816	(640,443)	24,009	28,774	1,215,313	79,022	0
PIMCO Investment Grade Corporate Bond Fund	516,989	155,586	(72,677)	(1,544)	12,960	611,314	20,951	0
PIMCO Long Duration Total Return Fund	122	323,203	(98,646)	1,532	(11,949)	214,262	9,906	6,231
PIMCO Long-Term Credit Fund	52,496	2,063	(35,044)	5,493	(3,250)	21,758	2,062	0
PIMCO Long-Term U.S. Government Fund	943	922,242	(117,246)	2,835	(19,341)	789,433	10,787	0
PIMCO Low Duration Fund	36,789	2,646,129	(2,256,266)	(1,730)	695	425,617	7,418	0
PIMCO Mortgage Opportunities Fund	152,823	7,258	(25,317)	289	309	135,362	7,257	0
PIMCO RAE Fundamental Advantage PLUS Fund	327,248	188,442	(291,532)	(47,764)	66,612	243,006	0	0
PIMCO RAE Fundamental Emerging Markets Fund	578,165	234,997	(275,983)	44,556	170,954	752,689	23,504	0
PIMCO RAE Fundamental PLUS EMG Fund	1,155,466	37,174	(860,573)	(8,576)	278,465	601,956	30,440	0
PIMCO RAE Fundamental PLUS International Fund	312,410	308,436	(159,074)	(52,426)	133,875	543,221	4,311	0
PIMCO RAE Low Volatility PLUS EMG Fund	2,187,607	128,979	(588,433)	(92,417)	486,447	2,122,183	26,379	0
PIMCO RAE Low Volatility PLUS Fund	98,732	5,834	(67,602)	9,432	1,001	47,397	754	0
PIMCO RAE Low Volatility PLUS International Fund	914,582	461,087	(542,431)	(31,285)	131,549	933,502	9,803	4,253
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	418,690	65,883	(307,061)	(25,415)	55,286	207,383	9,164	0
PIMCO RAE Worldwide Long/Short PLUS Fund	1,242,977	185,950	(560,477)	(11,157)	92,376	949,669	47,917	0
PIMCO Real Return Asset Fund	1,087,805	22,648	(1,060,021)	9,283	20,609	80,324	4,250	0
PIMCO Real Return Fund	0	700,394	(85,641)	(996)	(609)	613,148	6,692	0
PIMCO RealEstateRealReturn Strategy Fund	299,138	101,218	(81,212)	(1,507)	9,352	326,989	3,423	0
PIMCO Senior Floating Rate Fund	291,259	192,888	(25,266)	(273)	11,139	469,747	15,258	0
PIMCO Short-Term Floating NAV Portfolio III	220	355,515	(355,725)	0	1	11	16	0
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	535,424	10,005	(95,846)	(13)	102,502	552,072	10,005	0
PIMCO StocksPLUS® International Fund (Unhedged)	51,556	88,232	(70,883)	1,915	5,047	75,867	0	0
PIMCO Total Return Fund	236,916	1,010,614	(744,175)	(18,938)	(628)	483,789	18,299	0
PIMCO TRENDS Managed Futures Strategy Fund	57,422	0	0	0	(2,746)	54,676	0	0

ANNUAL REPORT	MARCH 31, 2017	43

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Unconstrained Bond Fund	$350,034	$32,843	$(392,327)	$(20,010)	$29,460	$0	$3,326	$0
Totals	$19,408,185	$14,294,448	$(16,590,407)	$(1,086,626)	$2,846,782	$18,872,382	$600,771	$12,540
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

PIMCO All Asset All Authority Fund

Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommoditiesPLUS® Strategy Fund	$450,432	$78,398	$(257,482)	$(152,816)	$225,110	$343,642	$2,050	$0
PIMCO CommodityRealReturn Strategy Fund®	139,687	1,196	(99,965)	(61,903)	75,058	54,073	1,196	0
PIMCO Credit Absolute Return Fund	0	17,771	0	0	510	18,281	438	0
PIMCO Diversified Income Fund	30,964	66,824	(7,662)	(241)	4,781	94,666	4,251	0
PIMCO Emerging Local Bond Fund	888,849	71,379	(339,184)	(134,837)	146,055	632,262	37,792	0
PIMCO Emerging Markets Currency Fund	1,090,464	152,958	(223,798)	(27,807)	62,470	1,054,287	30,462	0
PIMCO EqS® Long/Short Fund	14	0	(14)	3	(3)	0	0	0
PIMCO Extended Duration Fund	0	265,717	(31,565)	1,712	(3,746)	232,118	3,482	759
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	18,440	0	0	0	779	19,219	0	0
PIMCO Government Money Market Fund	60,727	1,870,340	(1,896,065)	0	0	35,002	169	0
PIMCO High Yield Fund	350,489	22,378	(185,946)	11,057	8,993	206,971	16,578	0
PIMCO High Yield Spectrum Fund	603,225	41,856	(231,074)	(19,875)	60,149	454,281	35,875	0
PIMCO Income Fund	689,234	298,618	(456,199)	10,418	13,525	555,596	35,164	0
PIMCO Investment Grade Corporate Bond Fund	247,832	73,894	(52,590)	(1,356)	6,582	274,362	9,627	0
PIMCO Long Duration Total Return Fund	17,968	134,329	(53,804)	679	(6,833)	92,339	4,793	3,213
PIMCO Long-Term Credit Fund	19,114	4,433	(22,753)	2,962	(1,713)	2,043	384	0
PIMCO Long-Term U.S. Government Fund	0	496,093	(46,850)	859	(6,839)	443,263	5,037	0
PIMCO Low Duration Fund	78,355	1,437,456	(1,330,715)	(490)	162	184,768	3,647	0
PIMCO Mortgage Opportunities Fund	77,944	3,746	(10,314)	101	153	71,630	3,746	0
PIMCO RAE Fundamental Advantage PLUS Fund	152,154	61,997	(118,728)	(3,179)	11,960	104,204	0	0
PIMCO RAE Fundamental Emerging Markets Fund	185,963	199,490	(117,824)	15,521	84,799	367,949	11,043	0
PIMCO RAE Fundamental PLUS EMG Fund	659,903	34,219	(444,714)	7,197	153,912	410,517	19,011	0
PIMCO RAE Fundamental PLUS International Fund	234,806	135,552	(74,014)	(23,215)	73,176	346,305	2,837	0

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March 31, 2017

Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO RAE Low Volatility PLUS EMG Fund	$1,184,272	$33,322	$(442,195)	$(70,627)	$257,678	$962,450	$12,361	$0
PIMCO RAE Low Volatility PLUS Fund	147,971	23,119	(57,128)	4,719	15,856	134,537	2,841	0
PIMCO RAE Low Volatility PLUS International Fund	512,989	193,838	(227,741)	(12,547)	68,710	535,249	5,579	2,106
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	122,127	62,492	(105,293)	(8,591)	17,016	87,751	3,878	0
PIMCO RAE Worldwide Long/Short PLUS Fund	588,767	169,342	(423,989)	(5,870)	38,749	366,999	21,226	0
PIMCO Real Return Asset Fund	294,488	1,614	(267,080)	2,905	7,196	39,123	1,614	0
PIMCO Real Return Fund	0	226,374	(12,847)	(171)	(800)	212,556	2,397	0
PIMCO RealEstateRealReturn Strategy Fund	198,462	84,965	(40,776)	(1,957)	4,746	245,440	2,532	0
PIMCO Senior Floating Rate Fund	288,104	97,766	(50,848)	(1,127)	10,551	344,446	12,312	0
PIMCO Short-Term Floating NAV Portfolio III	1,116	352,522	(353,000)	(5)	0	633	22	0
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	280,934	10,476	(38,525)	1,139	56,586	310,610	5,545	0
PIMCO StocksPLUS® International Fund (Unhedged)	56,959	30,263	(6,244)	622	9,101	90,701	0	0
PIMCO StocksPLUS® Short Fund	1,629,401	697,372	(366,535)	(83,174)	(81,903)	1,795,161	0	0
PIMCO Total Return Fund	91,945	517,901	(372,757)	(11,305)	3,282	229,066	7,017	0
PIMCO TRENDS Managed Futures Strategy Fund	52,284	0	0	0	(2,500)	49,784	0	0
PIMCO Unconstrained Bond Fund	132,651	44,522	(181,429)	(7,064)	11,320	0	1,485	0
Totals	$11,579,034	$8,014,532	$(8,947,647)	$(568,263)	$1,324,628	$11,402,284	$306,391	$6,078
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

(b) Investments in Securities

Exchange-Traded Funds  Certain Funds (and certain Underlying PIMCO Funds) may invest in ETFs, which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

ANNUAL REPORT	MARCH 31, 2017	45

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 6, Principal Risks.

(a) Line of Credit  Consistent with its principal investment strategies, the PIMCO All Asset All Authority Fund (the “AAAA” Fund) has entered into an amended and restated secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the 1940 Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. All or a portion of the AAAA Fund’s securities are pledged as collateral under the agreement.

As of March 31, 2017, the credit agreement is comprised of both revolving and term-loan tranches. The commitment amount of the credit agreement is $3,300,000,000. The AAAA Fund pays financing charges based on a combination of LIBOR-based variable plus a credit spread. The AAAA Fund also pays a fee of 0.15% per annum on the unused commitment amounts of the revolving line of credit. The commitment outstanding under the revolving and term-loan tranches are:

Tranches	Commitment Outstanding (in thousands)	Termination date
2 Year Term	1,650,000	09/26/2018
1 Year, Monthly Revolving	825,000	09/25/2017
1 Year, Monthly Revolving	825,000	03/27/2018

Borrowings outstanding as of March 31, 2017 are disclosed as payable for line of credit on the Statements of Assets and Liabilities. Commitment, upfront and interest fees paid by the AAAA Fund in relation to the borrowings are disclosed as part of interest expense on the Statements of Operations.

The AAAA Fund’s borrowing activity under the agreement for the period ended March 31, 2017 was as follows (in thousands):

Average Outstanding Principal	Average Weighted Rate of Interest	Interest	Commitment Fees and Upfront Fees	Outstanding Principal as of 03/31/2017
$3,170,767	1.47%	$46,618	$4,320	$3,300,000

(b) Repurchase Agreements  Certain Funds (and certain Underlying PIMCO Funds) may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by a Fund’s (or Underlying PIMCO Funds’) custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest,

46	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2017

are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund (or Underlying PIMCO Fund) may pay a fee for the receipt of collateral, which may result in interest expense to the Fund (or Underlying PIMCO Fund).

6. PRINCIPAL RISKS

In the normal course of business, the Funds (or Underlying PIMCO Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Underlying PIMCO Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Funds will be achieved. The NAV of each Fund will fluctuate in response to changes in the respective NAV of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

Certain Funds’ investment performance depends upon how each Fund’s assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  A Fund’s (or Underlying PIMCO Funds’) investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund (or Underlying PIMCO Funds) will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Underlying PIMCO Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund (or Underlying PIMCO Funds) may lose money if these changes are not anticipated by the Fund’s (or Underlying PIMCO Funds’) management. A Fund (or Underlying PIMCO Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

ANNUAL REPORT	MARCH 31, 2017	47

Notes to Financial Statements (Cont.)

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund (or Underlying PIMCO Funds) to lose value. If a Fund (or Underlying PIMCO Funds) lost enough value, the Fund (or Underlying PIMCO Funds) could face increased shareholder redemptions, which could force the Fund (or Underlying PIMCO Funds) to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund (or Underlying PIMCO Funds). Also, a Fund (or Underlying PIMCO Funds) may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund (or Underlying PIMCO Funds) in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact a Fund’s (or Underlying PIMCO Funds’) liquidity and net asset value. Such transactions may also increase a Fund’s (or Underlying PIMCO Funds’) transaction costs or otherwise cause a Fund (or Underlying PIMCO Funds) to perform differently than intended. Moreover, the Funds are subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If a Fund (or Underlying PIMCO Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Underlying PIMCO Funds), or, in the case of hedging positions, that the Fund’s (or Underlying PIMCO Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Underlying PIMCO Funds’) investments in foreign currency-denominated securities may reduce the Fund’s (or Underlying PIMCO Funds’) returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also

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decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s (or Underlying PIMCO Funds’) investments in commodity-linked financial derivative instruments may subject the Fund (or Underlying PIMCO Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Underlying PIMCO Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Underlying PIMCO Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s (or Underlying PIMCO Funds’) clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund (or Underlying PIMCO Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund (or Underlying PIMCO Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Underlying PIMCO Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds (or Underlying PIMCO Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund (or Underlying PIMCO Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Fund (or Underlying PIMCO Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Fund (or Underlying PIMCO Funds). A Fund (or Underlying PIMCO Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Underlying PIMCO Funds) subsequently decreases, the Fund (or Underlying PIMCO Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund (or

ANNUAL REPORT	MARCH 31, 2017	49

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund (or Underlying PIMCO Funds) may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

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Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee   PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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Notes to Financial Statements (Cont.)

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class P	Administrative Class		Class D	Class A	Class C	Class R
PIMCO All Asset Fund	0.175%	(1)	0.05%	0.15%	0.05%		0.20%	0.25%	0.25%	0.25%
PIMCO All Asset All Authority Fund	0.20%	(2)	0.05%	0.15%	0.05%	*	0.20%	0.25%	0.25%	N/A
*	This share class has been registered with the Securities and Exchange Commission (the “SEC”), but is not operational.
(1)

PIMCO has contractually agreed, through July 31, 2017, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(2)

PIMCO has contractually agreed, through July 31, 2017, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution,

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shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2017, the Distributor retained $7,047,450 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses   PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000, the valuation oversight committee lead receives an additional annual retainer of $11,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split

ANNUAL REPORT	MARCH 31, 2017	53

Notes to Financial Statements (Cont.)

evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $5,750) and the governance committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class or Class M, as applicable, shares of the Underlying PIMCO Funds. Underlying PIMCO Fund expenses, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Funds’ assets.

PIMCO has contractually agreed, through July 31, 2017, to reduce the PIMCO All Asset Fund’s Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO has contractually agreed, through July 31, 2017, to reduce the AAAA Fund’s Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup the PIMCO All Asset and AAAA Funds’ waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limitation of 0.64% and 0.69%, respectively. The recoverable amounts to PIMCO at March 31, 2017 were (amounts in thousands):

Expiring within	12 months	13 - 24 months	25 - 36 months	Total
PIMCO All Asset Fund	$49,030	$41,942	$26,561	$117,533
PIMCO All Asset All Authority Fund	20,087	12,518	6,027	38,632

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended March 31, 2017, the Funds below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO All Asset Fund	$26,610
PIMCO All Asset All Authority Fund	6,037

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be

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indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2017, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
PIMCO All Asset Fund	$0	$0	$10,173,708	$12,436,390
PIMCO All Asset All Authority Fund	0	0	5,791,672	6,698,582
†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. SHARES OF BENEFICIAL INTEREST

The Funds may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO All Asset Fund				PIMCO All Asset All Authority Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	207,812	$2,340,527	234,204	$2,551,228	85,824	$710,914	175,755	$1,488,292
Class P	18,870	213,628	22,263	240,559	32,683	275,618	33,711	283,944
Administrative Class	4,572	50,914	4,165	45,557	0	0	0	0
Class D	6,115	69,133	8,565	93,833	7,714	64,451	12,192	101,334
Class A	6,826	76,889	11,755	125,862	7,781	64,603	13,493	111,624
Class C	3,203	35,917	5,106	54,685	3,932	31,347	6,282	52,036
Class R	1,158	12,905	893	9,582	0	0	0	0

ANNUAL REPORT	MARCH 31, 2017	55

Notes to Financial Statements (Cont.)

	PIMCO All Asset Fund				PIMCO All Asset All Authority Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Issued as reinvestment of distributions
Institutional Class	43,745	$486,267	65,640	$696,545	20,713	$173,108	45,006	$362,737
Class P	1,246	13,889	1,942	20,788	2,381	19,919	5,585	45,350
Administrative Class	600	6,677	945	10,095	0	0	0	0
Class D	819	9,109	1,404	14,983	920	7,666	2,344	18,911
Class A	1,723	19,172	2,694	28,701	1,780	14,876	4,643	37,468
Class C	1,153	12,769	1,942	20,559	1,755	14,677	4,647	37,349
Class R	172	1,906	254	2,679	0	0	0	0

Cost of shares redeemed
Institutional Class	(420,574)	(4,715,640)	(888,388)	(9,537,503)	(192,487)	(1,626,513)	(691,249)	(5,721,688)
Class P	(14,951)	(167,780)	(79,409)	(858,630)	(36,985)	(312,651)	(212,086)	(1,781,284)
Administrative Class	(11,601)	(131,160)	(19,386)	(216,132)	0	0	0	0
Class D	(9,529)	(106,592)	(37,854)	(406,858)	(13,144)	(111,084)	(62,426)	(521,402)
Class A	(19,236)	(215,814)	(59,466)	(642,044)	(28,778)	(243,168)	(98,834)	(826,268)
Class C	(17,925)	(200,321)	(54,611)	(589,572)	(32,762)	(277,113)	(105,947)	(890,805)
Class R	(2,141)	(23,979)	(3,670)	(39,472)	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(197,943)	$(2,211,584)	(781,012)	$(8,374,555)	(138,673)	$(1,193,350)	(866,884)	$(7,202,402)
†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters. The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

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In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2014-2016, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income.

Based on the reasoning in such private letter rulings, the Funds will continue to seek to gain exposure to the commodity markets primarily through any investments in Underlying PIMCO Funds and their respective Subsidiaries and possibly through Underlying PIMCO Fund investments in commodity-linked notes.

It should be noted, however, that the IRS suspended the issuance of such rulings. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS has also revoked private letter rulings on the treatment of commodity linked notes on a prospective basis. The IRS has further issued proposed regulations that, if finalized , would generally treat a Fund’s income inclusion with respect to a Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a Subsidiary that are attributable to such income conclusion.

There can be no assurance that the IRS will not further change its position relating to whether that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes and other commodity-linked derivatives may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Funds’ taxable income or any distributions made by the Funds or result in the inability of a Fund or Underlying PIMCO Fund to operate as described in its Prospectus.

ANNUAL REPORT	MARCH 31, 2017	57

Notes to Financial Statements (Cont.)

If, during a taxable year, an Underlying PIMCO Fund Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

As of March 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO All Asset Fund	$0	$0	$69,074	$0	$(3,321,536)	$0	$0
PIMCO All Asset All Authority Fund	0	0	(1,042,505)	0	(4,766,341)	0	0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals and return of capital distributions from underlying funds for federal income tax purposes.
(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through March 31, 2017 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through March 31, 2017 and Ordinary losses realized during the period January 1, 2017 through March 31, 2017, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses. As of March 31, 2017, the Funds had accumulated capital losses expiring in the following years (amounts in thousands†):

	Expiration of Accumulated Capital Losses
	3/31/2018	3/31/2019
PIMCO All Asset Fund	$798,744	$0
PIMCO All Asset All Authority Fund	0	0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2017, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO All Asset Fund	$620,493	$1,902,299
PIMCO All Asset All Authority Fund	1,369,211	3,397,130
†	A zero balance may reflect actual amounts rounding to less than one thousand.

58	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2017

As of March 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO All Asset Fund	$18,805,118	$758,841	$(689,767)	$69,074
PIMCO All Asset All Authority Fund	12,445,253	510,713	(1,553,218)	(1,042,505)
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals and return of capital distributions from underlying funds for federal income tax purposes.

For the fiscal years ended March 31, 2017 and March 31, 2016, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2017			March 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO All Asset Fund	$569,127	$0	$39,148	$880,043	$0	$0
PIMCO All Asset All Authority Fund	225,499	0	26,528	559,075	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

14. SUBSEQUENT EVENTS

Effective April 1, 2017, all Class C shares with a minimum ten year holding period will be converted to Class A shares of the same Fund, for all Funds of the PIMCO Funds Trust that offer Class C Shares. This automatic conversion feature was approved by the Board on January 24, 2017.

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	MARCH 31, 2017	59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO All Asset Fund and the PIMCO All Asset All Authority Fund

In our opinion, the (i) accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the PIMCO All Asset All Authority Fund as of March 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and (ii) accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO All Asset Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, (two of the funds constituting the PIMCO Funds, hereafter referred to as the “Funds”), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

60	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

Other Abbreviations:
TBA	To-Be-Announced

ANNUAL REPORT	MARCH 31, 2017	61

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth for each Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO All Asset Fund	0.02%	2.33%	$0	$0
PIMCO All Asset All Authority Fund	0.02%	2.15%	0	0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

62	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees*
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge*** (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter G. Strelow*** (1970) Trustee	05/2017 to present	Managing Director, Chief Administrative Officer, PIMCO; President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, MarineMax Inc.
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
Kym M. Hubbard**** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, State Auto Financial Corporation.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2017	63

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Messrs. Harris, Hodge and Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	Effective May 16, 2017, Mr. Strelow became a Trustee of the Trust and Mr. Hodge retired from service as a Trustee of the Trust.
****	The information for the individuals listed is as of March 31, 2017 (as of May 16, 2017 for Mr. Strelow). Ms. Hubbard became a Trustee of the Trust effective February 14, 2017.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, Chief Administrative Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.
Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

64	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.
Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.
Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2017	65

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

66	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2017	67

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3010AR_033117

PIMCO Funds

Annual Report

March 31, 2017

PIMCO CommodityRealReturn Strategy Fund®

Share Classes

∎	Institutional
∎	P
∎	Administrative
∎	D
∎	A
∎	C
∎	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2017, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

In the early part of the reporting period in June 2016, the outcome of the U.K. referendum, or Brexit, prompted market volatility to rise, sovereign yields to rally significantly and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the fundamental backdrop of the global economy as remaining largely intact, and as expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of other political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain over this period.

At its December 2016 meeting, the European Central Bank (“ECB”) opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. On December 14, 2016, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25 percentage points to a range of 0.50%-0.75%. And on March 15, 2017, the Fed raised the rate again by 0.25 percentage points to a range of 0.75%-1.00%, representing their third rate increase in ten years.

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the March quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda, including the last-minute cancelation of the healthcare vote in the House of Representatives, left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. However, rising geopolitical tensions outside of the reporting period, namely Syria and North Korea, contributed to growing investor anxiety.

Financial market highlights of the twelve-month reporting period include:

∎	U.S. Treasury yields rose across the yield curve over the reporting period. The yield on the benchmark ten-year U.S. Treasury note was 2.40% at the end of the

2	PIMCO COMMODITYREALRETURN STRATEGY FUND®

reporting period, up from 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, declined 1.44% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 0.44% over the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.48% over the reporting period, as represented by the Bloomberg Barclays U.S. TIPS Index. Real yields rose and the yield curve flattened as the Fed continued its normalization of interest rates and pro-growth sentiment emerged in the wake of the U.S. election. Market-based inflation expectations ended the period sharply higher as oil prices rallied and fears of policy-induced inflation lead to increased demand for U.S. TIPS.

∎

Diversified commodities posted positive returns, as represented by the Bloomberg Commodity Index Total Return, which returned 8.71% over the reporting period. The energy and industrial metals sectors led the rebound within commodity markets. Within energy, oil prices rose sharply as U.S. production growth slowed and the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to a coordinated cut to output. Base metals broadly gained on improved China sentiment and in anticipation of potential infrastructure spending in the U.S.

∎

Agency mortgage-backed securities (“MBS”) returned 0.17% over the reporting period, as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index. The asset class modestly outperformed like-duration U.S. Treasuries, as continued Fed intervention and strong overseas demand helped offset mortgage extension selling following the U.S. election. Non-Agency MBS continued to perform well due to improving housing fundamentals, limited new issuance, and sustained investor appetite.

∎

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 2.96% over the reporting period. Investment grade credit spreads tightened due to strong investor demand for high grade retail mutual funds and ETFs, low volatility, and corporate earnings strength. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 16.88% over the reporting period, which benefited from a strong rally of commodity sectors, namely the energy and metals & mining sectors.

∎

Tax-exempt municipal bonds returned 0.15% over the reporting period, as represented by the Bloomberg Barclays Municipal Bond Index. The municipal bond market benefited from constructive retail, institutional, and foreign demand through the first half of the reporting period. The positive sentiment reversed post-U.S. election as investors weighed possibilities of policy shifts

ANNUAL REPORT	MARCH 31, 2017	3

Chairman’s Letter (Cont.)

around tax rates, a potential repeal of the tax exemption, and heightened infrastructure funding. Municipal bond investors remained focused on Puerto Rico as the island continued to default on select governmental issues and federally-led restructuring efforts moved forward.

∎

Emerging market (“EM”) debt sectors generally benefited from improving fundamentals in most emerging economies, stable commodity prices and accommodative global central banks. Better fundamentals attracted robust inflows into the asset class and also supported performance during the reporting period. Though returns were strong, the surprise result of the U.S. election weighed somewhat on performance in the latter half of the reporting period due to uncertainty surrounding the impact of future trade policy on EM countries. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 8.82% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.47% over the reporting period.

∎

Global equities generally posted strong positive returns in response to supportive central bank policies and healthy investor risk appetite over the full reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.17% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 17.22% over the reporting period. Global equities, as represented by the MSCI World Index, returned 14.77% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Important Information About the PIMCO CommodityRealReturn Strategy Fund®

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

The PIMCO CommodityRealReturn Strategy Fund® is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, tax risk, subsidiary risk and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus.

The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to

ANNUAL REPORT	MARCH 31, 2017	5

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class,

6	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO CommodityRealReturn Strategy Fund®	06/28/02	06/28/02	04/30/08	02/14/03	11/29/02	11/29/02	11/29/02	03/12/10	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as

ANNUAL REPORT	MARCH 31, 2017	7

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO COMMODITYREALRETURN STRATEGY FUND®

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ANNUAL REPORT	MARCH 31, 2017	9

PIMCO CommodityRealReturn Strategy Fund®

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO CommodityRealReturn Strategy Fund® Institutional Class	10.77%	(9.82)%	(4.12)%	2.88%
PIMCO CommodityRealReturn Strategy Fund® Class P	10.69%	(9.90)%	(4.21)%	2.79%
PIMCO CommodityRealReturn Strategy Fund® Administrative Class	10.48%	(10.03)%	(4.36)%	2.62%
PIMCO CommodityRealReturn Strategy Fund® Class D	10.19%	(10.23)%	(4.58)%	2.39%
PIMCO CommodityRealReturn Strategy Fund® Class A	10.37%	(10.23)%	(4.57)%	2.39%
PIMCO CommodityRealReturn Strategy Fund® Class A (adjusted)	4.23%	(11.23)%	(5.11)%	2.00%
PIMCO CommodityRealReturn Strategy Fund® Class C	9.43%	(10.88)%	(5.28)%	1.63%
PIMCO CommodityRealReturn Strategy Fund® Class C (adjusted)	8.43%	(10.88)%	(5.28)%	1.63%
PIMCO CommodityRealReturn Strategy Fund® Class R	10.03%	(10.46)%	(4.91)%	1.94%
Bloomberg Commodity Index Total Return	8.71%	(9.54)%	(6.22)%	0.20%
Lipper Commodities General Funds Average	8.55%	(9.69)%	(6.80)%	2.88%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary Expenses), as supplemented, are 1.08% for Institutional Class shares, 1.18% for Class P shares, 1.33% for Administrative Class shares, 1.53% for Class D shares, 1.53% for Class A shares, 2.28% for Class C shares, and 1.78% for Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

10	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Institutional Class - PCRIX	Class P - PCRPX	Administrative Class - PCRRX	Class D - PCRDX
Class A - PCRAX	Class C - PCRCX	Class R - PCSRX

Allocation Breakdown as of 03/31/2017†§

U.S. Treasury Obligations	78.3%
Sovereign Issues	7.7%
Short-Term Instruments‡	5.1%
Corporate Bonds & Notes	3.8%
U.S. Government Agencies	2.1%
Other	3.0%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO CommodityRealReturn Strategy Fund® seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. “Real Return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to commodities benefited absolute performance, as commodities, as measured by the Bloomberg Commodity Index Total Return, posted positive returns over the reporting period.

»

The Fund’s construction, which utilizes 1-5 Year U.S. Treasury Inflation-Protected Securities (TIPS) as collateral backing a portion of the Fund’s commodity exposure, benefited relative performance, as 1-5 Year U.S. TIPS posted positive returns.

»	An underweight to U.S. nominal duration contributed to relative performance, as yields rose.
»

Overweight U.S. breakeven inflation (BEI) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) contributed to relative performance, as breakeven inflation spreads rose.

»

Underweight U.K. BEI spreads (or the yield differential between U.K. nominal gilts and like-maturity U.K. index-linked gilts) via swaps detracted from relative performance, as breakeven inflation spreads rose.

»	An underweight to U.K. nominal duration for most of the reporting period detracted from relative performance, as yields fell.

ANNUAL REPORT	MARCH 31, 2017	11

Expense Example PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2016 to March 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,006.70	$4.60	$1,000.00	$1,020.34	$4.63	0.92%
Class P	1,000.00	1,006.30	5.10	1,000.00	1,019.85	5.14	1.02
Administrative Class	1,000.00	1,005.40	5.85	1,000.00	1,019.10	5.89	1.17
Class D	1,000.00	1,004.60	6.85	1,000.00	1,018.10	6.89	1.37
Class A	1,000.00	1,004.60	6.85	1,000.00	1,018.10	6.89	1.37
Class C	1,000.00	1,001.40	10.58	1,000.00	1,014.36	10.65	2.12
Class R	1,000.00	1,003.80	8.09	1,000.00	1,016.85	8.15	1.62

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8 in the Notes to Financial Statements.

12	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Benchmark Descriptions

Index*	Description

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	13

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
03/31/2017	$6.42	$0.19	$0.50	$0.69	$(0.12)	$0.00	$0.00	$(0.12)
03/31/2016~	8.50	0.16	(1.91)	(1.75)	(0.33)	0.00	0.00	(0.33)
03/31/2015~	11.82	(0.02)	(3.26)	(3.28)	(0.04)	0.00	0.00	(0.04)
03/31/2014~	13.14	0.10	(1.14)	(1.04)	(0.04)	(0.18)	(0.06)	(0.28)
03/31/2013~	13.38	0.10	0.10	0.20	(0.30)	(0.14)	0.00	(0.44)
Class P
03/31/2017	6.40	0.18	0.50	0.68	(0.11)	0.00	0.00	(0.11)
03/31/2016~	8.48	0.15	(1.90)	(1.75)	(0.33)	0.00	0.00	(0.33)
03/31/2015~	11.78	(0.02)	(3.24)	(3.26)	(0.04)	0.00	0.00	(0.04)
03/31/2014~	13.12	0.08	(1.14)	(1.06)	(0.04)	(0.18)	(0.06)	(0.28)
03/31/2013~	13.36	0.06	0.12	0.18	(0.28)	(0.14)	0.00	(0.42)
Administrative Class
03/31/2017	6.31	0.17	0.49	0.66	(0.10)	0.00	0.00	(0.10)
03/31/2016~	8.36	0.11	(1.84)	(1.73)	(0.32)	0.00	0.00	(0.32)
03/31/2015~	11.64	(0.06)	(3.18)	(3.24)	(0.04)	0.00	0.00	(0.04)
03/31/2014~	12.96	0.08	(1.14)	(1.06)	(0.02)	(0.18)	(0.06)	(0.26)
03/31/2013~	13.18	0.04	0.12	0.16	(0.24)	(0.14)	0.00	(0.38)
Class D
03/31/2017	6.30	0.15	0.49	0.64	(0.09)	0.00	0.00	(0.09)
03/31/2016~	8.36	0.11	(1.86)	(1.75)	(0.31)	0.00	0.00	(0.31)
03/31/2015~	11.64	(0.04)	(3.22)	(3.26)	(0.02)	0.00	0.00	(0.02)
03/31/2014~	12.98	0.04	(1.12)	(1.08)	(0.02)	(0.18)	(0.06)	(0.26)
03/31/2013~	13.16	0.04	0.08	0.12	(0.16)	(0.14)	0.00	(0.30)
Class A
03/31/2017	6.28	0.15	0.50	0.65	(0.09)	0.00	0.00	(0.09)
03/31/2016~	8.34	0.11	(1.86)	(1.75)	(0.31)	0.00	0.00	(0.31)
03/31/2015~	11.62	(0.02)	(3.24)	(3.26)	(0.02)	0.00	0.00	(0.02)
03/31/2014~	12.96	0.04	(1.12)	(1.08)	(0.02)	(0.18)	(0.06)	(0.26)
03/31/2013~	13.12	0.06	0.08	0.14	(0.16)	(0.14)	0.00	(0.30)
Class C
03/31/2017	6.02	0.10	0.47	0.57	(0.06)	0.00	0.00	(0.06)
03/31/2016~	8.02	0.06	(1.78)	(1.72)	(0.28)	0.00	0.00	(0.28)
03/31/2015~	11.22	(0.12)	(3.08)	(3.20)	(0.00)^	0.00	0.00	(0.00)^
03/31/2014~	12.60	(0.04)	(1.12)	(1.16)	(0.00)^	(0.18)	(0.04)	(0.22)
03/31/2013~	12.78	(0.04)	0.08	0.04	(0.08)	(0.14)	0.00	(0.22)

14	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$6.99	10.77%	$5,158,453	0.92%	1.07%	0.74%	0.89%	2.63%	176%
6.42	(20.32)	4,073,061	0.93	1.08	0.74	0.89	2.07	111
8.50	(27.79)	7,735,400	0.79	0.94	0.74	0.89	(0.24)	123
11.82	(7.76)	10,213,578	0.76	0.90	0.74	0.88	0.77	49
13.14	1.46	13,990,917	0.78	0.91	0.74	0.87	0.81	57

6.97	10.69	576,288	1.02	1.17	0.84	0.99	2.58	176
6.40	(20.42)	524,203	1.03	1.18	0.84	0.99	1.96	111
8.48	(27.75)	968,672	0.89	1.04	0.84	0.99	(0.25)	123
11.78	(7.97)	1,475,090	0.86	1.00	0.84	0.98	0.75	49
13.12	1.37	2,165,674	0.88	1.01	0.84	0.97	0.47	57

6.87	10.48	84,054	1.17	1.32	0.99	1.14	2.45	176
6.31	(20.43)	162,090	1.18	1.33	0.99	1.14	1.55	111
8.36	(27.97)	211,832	1.04	1.19	0.99	1.14	(0.54)	123
11.64	(7.99)	279,586	1.01	1.15	0.99	1.13	0.66	49
12.96	1.18	608,202	1.03	1.16	0.99	1.12	0.34	57

6.85	10.19	286,911	1.37	1.52	1.19	1.34	2.22	176
6.30	(20.69)	281,238	1.38	1.53	1.19	1.34	1.52	111
8.36	(28.03)	420,617	1.24	1.39	1.19	1.34	(0.48)	123
11.64	(8.21)	679,119	1.21	1.35	1.19	1.33	0.37	49
12.98	0.97	1,059,015	1.23	1.36	1.19	1.32	0.33	57

6.84	10.37	281,346	1.37	1.52	1.19	1.34	2.24	176
6.28	(20.74)	311,023	1.38	1.53	1.19	1.34	1.48	111
8.34	(28.12)	465,278	1.24	1.39	1.19	1.34	(0.24)	123
11.62	(8.22)	986,197	1.21	1.35	1.19	1.33	0.37	49
12.96	1.02	1,757,498	1.23	1.36	1.19	1.32	0.47	57

6.53	9.43	101,272	2.12	2.27	1.94	2.09	1.49	176
6.02	(21.31)	115,569	2.13	2.28	1.94	2.09	0.87	111
8.02	(28.52)	210,994	1.99	2.14	1.94	2.09	(1.09)	123
11.22	(9.03)	421,498	1.96	2.10	1.94	2.08	(0.34)	49
12.60	0.37	746,739	1.98	2.11	1.94	2.07	(0.37)	57

ANNUAL REPORT	MARCH 31, 2017	15

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated) (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Class R
03/31/2017	$6.16	$0.14	$0.48	$0.62	$(0.08)	$0.00	$0.00	$(0.08)
03/31/2016~	8.20	0.07	(1.81)	(1.74)	(0.30)	0.00	0.00	(0.30)
03/31/2015~	11.44	(0.10)	(3.12)	(3.22)	(0.02)	0.00	0.00	(0.02)
03/31/2014~	12.78	(0.02)	(1.06)	(1.08)	(0.04)	(0.18)	(0.04)	(0.26)
03/31/2013~	13.00	(0.04)	0.14	0.10	(0.18)	(0.14)	0.00	(0.32)

^	Reflects an amount rounding to less than one cent.
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

16	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$6.70	10.03%	$43,511	1.62%	1.77%	1.44%	1.59%	2.01%	176%
6.16	(20.97)	48,171	1.63	1.78	1.44	1.59	1.03	111
8.20	(28.25)	50,491	1.49	1.64	1.44	1.59	(1.05)	123
11.44	(8.38)	54,824	1.46	1.60	1.44	1.58	(0.20)	49
12.78	0.69	29,625	1.48	1.61	1.44	1.57	(0.28)	57

ANNUAL REPORT	MARCH 31, 2017	17

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$8,136,000
Investments in Affiliates	129,546
Financial Derivative Instruments
Exchange-traded or centrally cleared	7,367
Over the counter	114,461
Deposits with counterparty	6,510
Foreign currency, at value	8,119
Receivable for investments sold	2,754
Receivable for investments sold on a delayed-delivery basis	1,519
Receivable for TBA investments sold	295,967
Receivable for Fund shares sold	8,825
Interest and/or dividends receivable	18,278
Dividends receivable from Affiliates	67
Reimbursement receivable from PIMCO	760
Other assets	86
Total Assets	8,730,259

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,416,458
Payable for sale-buyback transactions	98,904
Payable for short sales	12,536
Financial Derivative Instruments
Exchange-traded or centrally cleared	11,706
Over the counter	77,911
Payable for investments purchased	62,522
Payable for investments in Affiliates purchased	122
Payable for TBA investments purchased	419,345
Deposits from counterparty	78,483
Payable for Fund shares redeemed	13,372
Overdraft due to custodian	1,492
Accrued investment advisory fees	3,426
Accrued supervisory and administrative fees	1,875
Accrued distribution fees	163
Accrued servicing fees	98
Other liabilities	11
Total Liabilities	2,198,424

Net Assets	$6,531,835

Net Assets Consist of:
Paid in capital	$6,632,592
Undistributed net investment income	395,408
Accumulated undistributed net realized (loss)	(563,548)
Net unrealized appreciation	67,383
Net Assets	$6,531,835

Cost of investments in securities	$8,123,541
Cost of investments in Affiliates	$129,546
Cost of foreign currency held	$8,064
Proceeds received on short sales	$12,499
Cost or premiums of financial derivative instruments, net	$(3,282)

* Includes repurchase agreements of:	$65,553

18	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2017

Net Assets:
Institutional Class	$5,158,453
Class P	576,288
Administrative Class	84,054
Class D	286,911
Class A	281,346
Class C	101,272
Class R	43,511
Shares Issued and Outstanding:
Institutional Class	738,332
Class P	82,728
Administrative Class	12,242
Class D	41,883
Class A	41,153
Class C	15,515
Class R	6,494
Net Asset Value Per Share Outstanding:
Institutional Class	$6.99
Class P	6.97
Administrative Class	6.87
Class D	6.85
Class A	6.84
Class C	6.53
Class R	6.70

ANNUAL REPORT	MARCH 31, 2017	19

Consolidated Statement of Operations PIMCO CommodityRealReturn Strategy Fund®

Year Ended March 31, 2017
(Amounts in thousands)

Investment Income:
Interest	$227,364
Dividends	312
Dividends from Investments in Affiliates	1,759
Total Income	229,435

Expenses:
Investment advisory fees	38,363
Supervisory and administrative fees	20,991
Distribution and/or servicing fees - Administrative Class	268
Distribution and/or servicing fees - Class D	753
Distribution fees - Class C	860
Distribution fees - Class R	121
Servicing fees - Class A	786
Servicing fees - Class C	287
Servicing fees - Class R	121
Trustee fees	45
Interest expense	11,500
Miscellaneous expense	9
Total Expenses	74,104
Waiver and/or Reimbursement by PIMCO	(9,588)
Net Expenses	64,516

Net Investment Income	164,919

Net Realized Gain (Loss):
Investments in securities	14,784
Investments in Affiliates	487
Exchange-traded or centrally cleared financial derivative instruments	(40,356)
Over the counter financial derivative instruments	415,923
Foreign currency	(4,865)

Net Realized Gain	385,973

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(47,636)
Investments in Affiliates	(186)
Exchange-traded or centrally cleared financial derivative instruments	68,251
Over the counter financial derivative instruments	41,092
Foreign currency assets and liabilities	1,895

Net Change in Unrealized Appreciation	63,416

Net Increase in Net Assets Resulting from Operations	$614,308

20	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$164,919	$147,343
Net realized gain (loss)	385,973	(1,864,446)
Net change in unrealized appreciation (depreciation)	63,416	(87,860)

Net Increase (Decrease) in Net Assets Resulting from Operations	614,308	(1,804,963)

Distributions to Shareholders:
From net investment income
Institutional Class	(87,407)	(290,317)
Class P	(8,957)	(39,164)
Administrative Class	(1,356)	(10,411)
Class D	(3,873)	(16,793)
Class A	(3,969)	(19,123)
Class C	(930)	(7,410)
Class R	(525)	(2,494)

Total Distributions(a)	(107,017)	(385,712)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	509,189	(2,357,254)

Total Increase (Decrease) in Net Assets	1,016,480	(4,547,929)

Net Assets:
Beginning of year	5,515,355	10,063,284
End of year*	$6,531,835	$5,515,355

*Including undistributed (overdistributed) net investment income of:	$395,408	$(44,656)

**	See Note 12 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2017	21

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn Strategy Fund®

Year Ended March 31, 2017 (Amounts in thousands)
Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	$614,308

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(14,034,841)
Proceeds from sales of long-term securities	13,616,108
Proceeds from sales of short-term portfolio investments, net	522,193
Decrease in deposits with counterparty	10,398
(Increase) in receivable for investments sold	(173,094)
Decrease in interest and/or dividends receivable	1,676
Decrease in dividends receivable from Affiliates	305
Proceeds from exchange-traded or centrally cleared financial derivative instruments	28,479
Proceeds from over the counter financial derivative instruments	411,133
Decrease in reimbursement receivable from PIMCO	125
Decrease in other assets	6
Increase in payable for investments purchased	234,408
Increase in deposits from counterparty	2,070
Increase in accrued investment advisory fees	616
Increase in accrued supervisory and administrative fees	333
(Decrease) in accrued distribution fees	(14)
(Decrease) in accrued servicing fees	(2)
Proceeds from short sales transactions, net	10,410
(Payments on) foreign currency transactions	(3,937)
(Decrease) in other liabilities	(32)
Net Realized (Gain) Loss
Investments in securities	(14,784)
Investments in Affiliates	(487)
Exchange-traded or centrally cleared financial derivative instruments	40,356
Over the counter financial derivative instruments	(415,923)
Foreign currency	4,865
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	47,636
Investments in Affiliates	186
Exchange-traded or centrally cleared financial derivative instruments	(68,251)
Over the counter financial derivative instruments	(41,092)
Foreign currency assets and liabilities	(1,895)
Net amortization (accretion) on investments	16,317
Net Cash Provided by Operating Activities	807,576

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	2,896,973
Payments on shares redeemed	(2,486,655)
Increase in overdraft due to custodian	1,492
Cash distributions paid*	(9,683)
Proceeds from reverse repurchase agreements	19,671,072
Payments on reverse repurchase agreements	(20,966,994)
Proceeds from sale-buyback transactions	4,085,155
Payments on sale-buyback transactions	(4,006,068)
Net Cash (Used for) Financing Activities	(814,708)

Net (Decrease) in Cash and Foreign Currency	(7,132)

Cash and Foreign Currency:
Beginning of year	15,251
End of year	$8,119
* Reinvestment of distributions	$97,334

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$12,573

22	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund®

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 124.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%
Valeant Pharmaceuticals International, Inc.
5.570% due 04/01/2022		$94	$94

Total Loan Participations and Assignments (Cost $89)			94

CORPORATE BONDS & NOTES 4.8%

BANKING & FINANCE 3.8%
AerCap Aviation Solutions BV
6.375% due 05/30/2017		300	302
AerCap Ireland Capital DAC
3.750% due 05/15/2019		900	925
Air Lease Corp.
4.750% due 03/01/2020		100	106
Akelius Residential Property AB
3.375% due 09/23/2020	EUR	300	347
Ally Financial, Inc.
3.250% due 09/29/2017		$1,400	1,408
3.250% due 02/13/2018		2,800	2,825
3.250% due 11/05/2018		200	202
3.500% due 01/27/2019		2,600	2,626
3.600% due 05/21/2018		2,500	2,538
4.750% due 09/10/2018		2,700	2,781
6.250% due 12/01/2017		1,000	1,028
American Tower Corp.
2.800% due 06/01/2020		700	706
3.300% due 02/15/2021		100	102
Ayt Cedulas Cajas Global
0.000% due 02/22/2018	EUR	2,200	2,351
Bear Stearns Cos. LLC
7.250% due 02/01/2018		$10,700	11,184
BRFkredit A/S
2.000% due 10/01/2017	DKK	32,700	4,748
2.500% due 10/01/2047		6,561	960
4.000% due 01/01/2018		16,900	2,506
CIT Group, Inc.
3.875% due 02/19/2019		$1,400	1,439
4.250% due 08/15/2017		4,000	4,040
5.000% due 05/15/2017		200	201
5.000% due 05/15/2018		600	605
5.000% due 08/15/2022		500	525
5.250% due 03/15/2018		1,700	1,748
5.375% due 05/15/2020		500	534
5.500% due 02/15/2019		1,700	1,791
6.625% due 04/01/2018		400	418
Corp. Andina de Fomento
3.950% due 10/15/2021 (d)	MXN	82,985	4,356
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$7,000	7,108

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche Bank AG
4.250% due 10/14/2021		$29,300	$30,056
Ford Motor Credit Co. LLC
2.375% due 03/12/2019		100	100
2.943% due 01/08/2019		100	101
General Motors Financial Co., Inc.
2.350% due 10/04/2019		400	401
2.420% due 10/04/2019		100	102
2.625% due 07/10/2017		3,400	3,410
3.082% due 01/15/2019		200	205
3.100% due 01/15/2019		800	813
Goldman Sachs Group, Inc.
2.331% due 09/15/2020		23,400	23,750
ING Bank NV
2.625% due 12/05/2022		7,600	7,593
International Lease Finance Corp.
5.875% due 04/01/2019		1,500	1,599
6.250% due 05/15/2019		1,500	1,617
7.125% due 09/01/2018		3,300	3,528
8.250% due 12/15/2020		2,500	2,957
8.875% due 09/01/2017		100	103
LeasePlan Corp. NV
2.875% due 01/22/2019		300	301
MetLife, Inc.
6.817% due 08/15/2018		700	746
Navient Corp.
4.625% due 09/25/2017		100	101
4.875% due 06/17/2019		500	513
5.500% due 01/15/2019		6,800	7,062
8.000% due 03/25/2020		100	109
8.450% due 06/15/2018		300	320
Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2017	DKK	24,300	3,516
2.000% due 10/01/2017		50,100	7,273
2.000% due 01/01/2018		2,100	307
2.500% due 10/01/2047		10,794	1,574
Nykredit Realkredit A/S
1.000% due 04/01/2017		21,300	3,058
1.000% due 07/01/2017		20,000	2,879
1.000% due 10/01/2017		97,600	14,121
2.000% due 10/01/2017		18,100	2,627
2.500% due 10/01/2047		37,176	5,423
4.000% due 01/01/2018		5,200	771
OneMain Financial Holdings LLC
6.750% due 12/15/2019		$400	420
RCI Banque S.A.
3.500% due 04/03/2018		2,500	2,538
Realkredit Danmark A/S
1.000% due 04/01/2017	DKK	21,300	3,054
1.000% due 04/01/2018		9,800	1,426
2.000% due 04/01/2017		193,600	27,772
2.500% due 10/01/2047		37,038	5,419

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Santander Holdings USA, Inc.
2.504% due 11/24/2017	$7,400	$7,449
Springleaf Finance Corp.
5.250% due 12/15/2019	800	809
6.900% due 12/15/2017	300	309
Synchrony Financial
2.438% due 11/09/2017	1,800	1,810
Toronto-Dominion Bank
2.250% due 03/15/2021	11,200	11,172

		249,624

INDUSTRIALS 0.5%
Altice Luxembourg S.A.
7.750% due 05/15/2022	600	638
AP Moller - Maersk A/S
2.550% due 09/22/2019	100	101
BAT International Finance PLC
2.750% due 06/15/2020	100	101
Baxalta, Inc.
2.875% due 06/23/2020	300	304
Celgene Corp.
2.300% due 08/15/2018	500	504
D.R. Horton, Inc.
3.750% due 03/01/2019	200	205
Daimler Finance North America LLC
2.250% due 09/03/2019	300	301
Deutsche Telekom International Finance BV
1.500% due 09/19/2019	100	98
Diamond Finance Corp.
3.480% due 06/01/2019	1,800	1,846
4.420% due 06/15/2021	100	105
DISH DBS Corp.
4.625% due 07/15/2017	100	101
EMD Finance LLC
2.400% due 03/19/2020	100	100
ERAC USA Finance LLC
2.800% due 11/01/2018	100	101
5.250% due 10/01/2020	100	108
Forest Laboratories LLC
4.375% due 02/01/2019	100	104
General Motors Co.
3.500% due 10/02/2018	300	306
Goldcorp, Inc.
2.125% due 03/15/2018	100	100
Harley-Davidson Funding Corp.
6.800% due 06/15/2018	100	106
Hyundai Capital America
2.400% due 10/30/2018	100	100
2.500% due 03/18/2019	200	201
2.875% due 08/09/2018	300	303

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Imperial Tobacco Finance PLC
2.950% due 07/21/2020	$400	$405
Japan Tobacco, Inc.
2.100% due 07/23/2018	100	100
Kinder Morgan Energy Partners LP
6.850% due 02/15/2020	500	557
9.000% due 02/01/2019	300	336
Kinder Morgan, Inc.
7.250% due 06/01/2018	100	106
Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021	300	289
Regency Energy Partners LP
5.750% due 09/01/2020	200	216
Ryder System, Inc.
2.450% due 09/03/2019	300	302
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	200	216
SFR Group S.A.
6.000% due 05/15/2022	1,700	1,768
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	100	99
Sky PLC
2.625% due 09/16/2019	300	302
Smithfield Foods, Inc.
2.700% due 01/31/2020	300	300
Southern Co.
2.750% due 06/15/2020	300	303
Sprint Spectrum Co. LLC
3.360% due 03/20/2023	200	200
Telefonica Emisiones S.A.U.
5.134% due 04/27/2020	600	647
5.877% due 07/15/2019	1,100	1,189
Teva Pharmaceutical Finance LLC
2.250% due 03/18/2020	100	99
Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019	800	791
Time Warner Cable LLC
5.000% due 02/01/2020	800	852
6.750% due 07/01/2018	5,100	5,394
8.250% due 04/01/2019	300	335
TransCanada PipeLines Ltd.
3.800% due 10/01/2020	100	105
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	2,436	2,817
Viacom, Inc.
2.750% due 12/15/2019	100	101
Volkswagen Group of America Finance LLC
1.520% due 05/22/2018	1,800	1,800
2.125% due 05/23/2019	2,500	2,494

24	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wesfarmers Ltd.
1.874% due 03/20/2018		$4,900	$4,907

			32,863

UTILITIES 0.5%
AT&T, Inc.
1.617% due 01/15/2020		7,600	7,653
E.ON International Finance BV
5.800% due 04/30/2018		2,800	2,917
Enable Midstream Partners LP
2.400% due 05/15/2019		100	99
Iberdrola Finance Ireland Ltd.
5.000% due 09/11/2019		100	107
Petrobras Global Finance BV
4.250% due 10/02/2023	EUR	400	440
6.125% due 01/17/2022		$3,400	3,573
6.250% due 12/14/2026	GBP	800	1,027
6.625% due 01/16/2034		2,300	2,817
8.375% due 05/23/2021		$10,600	12,018
8.750% due 05/23/2026		200	232
Plains All American Pipeline LP
2.600% due 12/15/2019		200	200
5.750% due 01/15/2020		100	108
Sprint Communications, Inc.
8.375% due 08/15/2017		300	307
Verizon Communications, Inc.
4.500% due 09/15/2020		600	640
Vodafone Group PLC
4.625% due 07/15/2018		300	310

			32,448

Total Corporate Bonds & Notes (Cost $317,589)			314,935

U.S. GOVERNMENT AGENCIES 2.7%
Fannie Mae
1.112% due 03/25/2036		231	221
1.427% due 02/25/2037		1,703	1,701
2.770% due 05/01/2035		175	185
2.980% due 05/01/2036		27	29
4.000% due 07/01/2019		818	846
Fannie Mae, TBA
3.000% due 04/01/2047 - 05/01/2047 †		113,500	112,379
3.500% due 04/01/2032 - 05/01/2047		25,000	25,709
Freddie Mac
1.142% due 02/15/2019		397	397
1.182% due 01/15/2037		9	9
2.970% due 06/01/2033		176	187
3.377% due 01/01/2034		297	315

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
1.228% due 01/16/2031	$12	$12
NCUA Guaranteed Notes
1.337% due 12/08/2020	29,936	30,088
1.432% due 10/07/2020	4,821	4,827

Total U.S. Government Agencies (Cost $175,730)		176,905

U.S. TREASURY OBLIGATIONS 99.1%

U.S. Treasury Bonds
3.000% due 05/15/2045 (f)†	1,370	1,362
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2018 (f)	602,375	607,633
0.125% due 04/15/2018 (h)†	49,800	50,235
0.125% due 04/15/2019 (f)(h)	394,203	400,092
0.125% due 04/15/2020 (f)	617,027	626,429
0.125% due 04/15/2021	240,499	243,128
0.125% due 01/15/2022 (h)	12,404	12,506
0.125% due 01/15/2022 †	52,578	53,010
0.125% due 07/15/2022 (f)	175,542	177,017
0.125% due 07/15/2022 †	1,056	1,065
0.125% due 01/15/2023	78,913	78,929
0.125% due 07/15/2024	120,938	119,916
0.125% due 07/15/2026 (j)	3,901	3,809
0.250% due 01/15/2025	151,941	150,756
0.375% due 07/15/2023	97,453	99,085
0.375% due 07/15/2025 †	185,222	185,803
0.375% due 01/15/2027	66,055	65,822
0.375% due 01/15/2027 (j)†	9,149	9,117
0.625% due 07/15/2021 (h)(j)	6,153	6,386
0.625% due 07/15/2021 (f)†	754,292	782,822
0.625% due 01/15/2024	117,097	119,966
0.625% due 01/15/2026 (f)(j)	78,345	79,832
0.625% due 02/15/2043 (j)	275	256
0.750% due 02/15/2045	46,803	44,643
0.875% due 02/15/2047	3,521	3,472
1.250% due 07/15/2020 (f)	280,966	297,423
1.375% due 07/15/2018	112,534	116,432
1.375% due 01/15/2020	122,762	129,359
1.375% due 02/15/2044 †	10,452	11,545
1.625% due 01/15/2018 (f)(h)†	246,808	251,989
1.750% due 01/15/2028	614	696
1.875% due 07/15/2019 (f)(h)†	505,597	537,290
2.000% due 01/15/2026	26,945	30,602
2.125% due 01/15/2019 (h)†	354,851	373,404
2.125% due 02/15/2040 (j)	438	554
2.125% due 02/15/2041 (j)	7,458	9,473
2.375% due 01/15/2025	229,547	264,938
2.375% due 01/15/2027	7,900	9,348
2.500% due 01/15/2029 (j)	22,058	27,005
2.500% due 01/15/2029 †	41,865	51,253
3.625% due 04/15/2028	15,031	20,004
3.875% due 04/15/2029	10,327	14,301
U.S. Treasury Notes
1.750% due 11/30/2021 (f)(h)(j)	155,830	154,820

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.875% due 02/28/2022 (f)	$225,700	$225,220
2.000% due 02/15/2025 (j)	19,740	19,302
2.000% due 11/15/2026 (f)	3,100	2,994
2.125% due 12/31/2021 (j)	1,400	1,413

Total U.S. Treasury Obligations (Cost $6,449,061)		6,472,456

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.2%
Adjustable Rate Mortgage Trust
3.082% due 10/25/2035 ^	1,178	1,067
3.362% due 09/25/2035	1,441	1,205
American Home Mortgage Assets Trust
1.172% due 05/25/2046 ^	254	196
1.558% due 11/25/2046	6,679	3,462
American Home Mortgage Investment Trust
2.862% due 09/25/2045	595	591
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051	7,276	7,318
5.894% due 02/10/2051	1,627	1,638
Banc of America Funding Trust
1.268% due 05/20/2035 ^	223	158
3.177% due 05/20/2036 ^	563	511
3.500% due 01/20/2047 ^	317	277
Banc of America Mortgage Trust
3.207% due 07/25/2035 ^	1,003	935
3.568% due 01/25/2035	21	21
3.605% due 03/25/2035	530	517
3.606% due 12/25/2034	1,273	1,275
6.500% due 09/25/2033	8	8
Banc of America Re-REMIC Trust
5.901% due 02/17/2051	1,270	1,273
BCAP LLC Trust
1.152% due 01/25/2037 ^	1,531	1,291
3.204% due 04/26/2036	2,227	1,770
Bear Stearns Adjustable Rate Mortgage Trust
3.111% due 05/25/2033	32	32
3.113% due 10/25/2035	1,307	1,298
3.238% due 07/25/2036 ^	1,536	1,443
3.288% due 02/25/2036 ^	565	482
3.488% due 07/25/2034	472	466
3.583% due 03/25/2035	107	102
Bear Stearns ALT-A Trust
1.142% due 02/25/2034	899	828
3.272% due 09/25/2035	467	403
3.484% due 09/25/2034	527	519
Chase Mortgage Finance Trust
3.148% due 12/25/2035 ^	1,486	1,440
3.175% due 09/25/2036 ^	1,375	1,229
3.178% due 03/25/2037 ^	1,809	1,696
5.500% due 12/25/2022 ^	1,414	1,151

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
2.410% due 09/25/2035		$259	$252
2.990% due 03/25/2036 ^		171	163
3.040% due 05/25/2035		363	358
3.327% due 12/25/2035 ^		477	337
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^		442	385
Commercial Mortgage Trust
5.808% due 12/10/2049		986	989
Countrywide Alternative Loan Trust
1.158% due 02/20/2047 ^		6,072	4,430
1.162% due 05/25/2047		2,152	1,841
1.173% due 12/20/2046 ^		494	400
1.192% due 07/25/2046		172	147
1.638% due 12/25/2035		577	521
3.174% due 11/25/2035 ^		480	386
5.500% due 10/25/2033		1,071	1,092
5.750% due 03/25/2037 ^		448	386
6.500% due 08/25/2032		572	567
Countrywide Home Loan Mortgage Pass-Through Trust
1.622% due 03/25/2035		73	67
3.023% due 10/20/2035		290	254
3.076% due 04/20/2035		667	665
3.122% due 11/20/2034		334	319
3.140% due 09/25/2047 ^		1,045	973
3.171% due 09/25/2033		681	657
5.500% due 11/25/2035 ^		171	151
5.500% due 04/25/2038		600	614
Credit Suisse First Boston Mortgage Securities Corp.
3.321% due 04/25/2034		1,271	1,267
Deutsche ALT-A Securities, Inc.
5.500% due 12/25/2035 ^		602	527
Deutsche ALT-B Securities, Inc.
1.082% due 10/25/2036 ^		161	106
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
3.054% due 06/26/2035		667	665
Eurosail BV
1.173% due 10/17/2040	EUR	4,803	5,134
First Horizon Mortgage Pass-Through Trust
3.066% due 10/25/2035		$255	250
5.000% due 10/25/2020		44	44
GS Mortgage Securities Trust
5.162% due 12/10/2043		5,000	5,453
GSR Mortgage Loan Trust
3.163% due 11/25/2035		1,163	1,120
3.206% due 11/25/2035 ^		2,283	2,095
3.226% due 11/25/2035 ^		373	324
HarborView Mortgage Loan Trust
1.158% due 07/19/2046 ^		8,382	4,848
1.228% due 01/19/2036		2,333	1,548
1.418% due 05/19/2035		950	877
3.381% due 08/19/2036 ^		438	406

26	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HomeBanc Mortgage Trust
1.162% due 12/25/2036		$490	$439
2.883% due 04/25/2037 ^		371	330
IndyMac Mortgage Loan Trust
1.162% due 07/25/2047		3,326	2,224
1.172% due 09/25/2046		5,298	4,583
3.193% due 10/25/2034		694	675
3.223% due 09/25/2035 ^		420	379
3.432% due 06/25/2035 ^		386	341
JPMorgan Chase Commercial Mortgage Securities Trust
5.794% due 02/12/2051		5,017	5,057
JPMorgan Mortgage Trust
2.748% due 07/27/2037		595	565
2.945% due 06/25/2035		221	217
3.078% due 11/25/2035		454	434
3.082% due 06/25/2036		1,450	1,311
3.103% due 07/25/2035		206	205
3.117% due 07/25/2034		250	244
3.245% due 06/25/2035		514	510
3.286% due 07/25/2035		220	218
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		1,324	1,344
Luminent Mortgage Trust
1.182% due 10/25/2046		1,134	979
Marche Mutui SRL
0.062% due 02/25/2055	EUR	75	79
1.922% due 01/27/2064		2,107	2,254
MASTR Adjustable Rate Mortgages Trust
1.222% due 05/25/2037		$478	300
Merrill Lynch Alternative Note Asset Trust
1.282% due 03/25/2037		921	398
3.392% due 06/25/2037 ^		658	477
Merrill Lynch Mortgage Investors Trust
2.840% due 06/25/2035		723	709
3.004% due 05/25/2034		340	333
3.068% due 12/25/2035		216	200
3.176% due 05/25/2036		754	734
3.293% due 09/25/2035 ^		300	270
Merrill Lynch Mortgage-Backed Securities Trust
3.502% due 04/25/2037 ^		1,516	1,310
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		1,654	1,669
Morgan Stanley Capital Trust
5.942% due 06/11/2049		6,008	6,046
Morgan Stanley Re-REMIC Trust
5.949% due 08/12/2045		208	208
5.949% due 08/15/2045		296	296
Residential Accredit Loans, Inc. Trust
1.282% due 08/25/2035		1,368	1,100
3.027% due 04/25/2035		124	115
3.546% due 08/25/2035 ^		540	279
4.797% due 02/25/2036 ^		449	365

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Securitization Trust
5.000% due 08/25/2019		$55	$55
6.250% due 10/25/2036 ^		847	755
Residential Funding Mortgage Securities, Inc. Trust
3.412% due 06/25/2035		416	406
3.504% due 09/25/2035 ^		1,951	1,544
6.500% due 03/25/2032		503	522
Sequoia Mortgage Trust
1.678% due 10/19/2026		39	39
2.960% due 01/20/2047 ^		939	761
Structured Adjustable Rate Mortgage Loan Trust
1.302% due 10/25/2035		1,394	1,181
3.475% due 02/25/2036 ^		437	320
Structured Asset Mortgage Investments Trust
1.172% due 06/25/2036		525	443
1.202% due 05/25/2046		4,354	2,509
1.228% due 07/19/2035		1,675	1,630
Vornado DP LLC Trust
4.004% due 09/13/2028		4,000	4,235
Wachovia Mortgage Loan Trust LLC
3.010% due 08/20/2035 ^		1,074	986
WaMu Mortgage Pass-Through Certificates Trust
1.378% due 01/25/2047 ^		3,444	2,726
1.424% due 12/25/2046		1,546	1,466
1.618% due 06/25/2046		253	241
1.638% due 08/25/2046		793	702
1.838% due 11/25/2042		215	201
2.116% due 11/25/2046		1,107	1,005
2.880% due 09/25/2036 ^		2,082	1,962
Wells Fargo Mortgage-Backed Securities Trust
3.034% due 03/25/2036		274	277
3.044% due 09/25/2034		599	611
3.077% due 01/25/2035		616	603
3.081% due 10/25/2035		1,562	1,530
3.113% due 06/25/2035		1,148	1,180
3.144% due 04/25/2036		633	627
3.170% due 03/25/2036 ^		145	139
3.175% due 04/25/2036		890	871
3.337% due 04/25/2036		1,565	1,440

Total Non-Agency Mortgage-Backed Securities (Cost $137,305)			143,384

ASSET-BACKED SECURITIES 1.5%
ACE Securities Corp. Home Equity Loan Trust
1.042% due 10/25/2036		44	26
Apidos CLO
2.173% due 04/15/2025		3,000	3,002
Ares Euro CLO BV
0.104% due 05/15/2024	EUR	212	227
Asset-Backed Securities Corp. Home Equity Loan Trust
1.927% due 09/25/2034		$1,517	1,486

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Atlas Senior Loan Fund Ltd.
2.269% due 01/30/2024		$5,198	$5,206
Cadogan Square CLO BV
0.042% due 07/24/2023	EUR	275	293
CELF Low Levered Partners PLC
0.027% due 03/04/2024		230	244
CIT Mortgage Loan Trust
2.332% due 10/25/2037		$3,310	3,295
Citigroup Mortgage Loan Trust, Inc.
1.062% due 01/25/2037		73	48
1.312% due 10/25/2036		7,400	6,159
Countrywide Asset-Backed Certificates
1.272% due 08/25/2036		1,902	1,837
4.149% due 04/25/2036		94	95
Countrywide Asset-Backed Certificates Trust
1.132% due 02/25/2037		941	931
CVP Cascade CLO Ltd.
0.000% due 01/16/2026 (a)		2,500	2,506
Dryden Senior Loan Fund
2.223% due 01/15/2025		12,400	12,415
Equity One Mortgage Pass-Through Trust
1.582% due 04/25/2034		43	37
Finn Square CLO Ltd.
2.367% due 12/24/2023		2,567	2,572
GSAA Home Equity Trust
1.282% due 03/25/2037		1,026	674
GSAMP Trust
1.352% due 03/25/2047		2,500	1,551
HSI Asset Securitization Corp. Trust
1.252% due 02/25/2036		2,381	2,168
Morgan Stanley ABS Capital, Inc. Trust
1.042% due 05/25/2037		1,090	664
1.687% due 07/25/2035		350	338
Morgan Stanley Mortgage Loan Trust
1.342% due 04/25/2037		950	460
Navient Student Loan Trust
2.132% due 03/25/2066		11,036	11,160
NovaStar Mortgage Funding Trust
1.452% due 01/25/2036		5,264	4,911
OFSI Fund Ltd.
2.020% due 04/17/2025		5,200	5,210
Option One Mortgage Loan Trust
1.782% due 02/25/2035		303	303
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.482% due 07/25/2035		334	334
Park Place Securities, Inc. Asset-Backed Pass-through Certificates
1.672% due 05/25/2035		1,100	1,066
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.957% due 10/25/2034		1,547	1,535
1.972% due 09/25/2034		937	913

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PDM CLO BV
0.510% due 02/14/2023	EUR	100	$106
Popular ABS Mortgage Pass-Through Trust
1.412% due 06/25/2035		$2,788	2,740
Renaissance Home Equity Loan Trust
2.082% due 09/25/2037		17,271	9,981
Securitized Asset-Backed Receivables LLC Trust
1.232% due 05/25/2036		5,978	3,624
Soundview Home Loan Trust
1.042% due 11/25/2036		577	242
Structured Asset Investment Loan Trust
1.342% due 10/25/2035		494	488
Venture CLO Ltd.
2.080% due 07/20/2022		9,133	9,143
VOLT LLC
3.500% due 03/25/2047		2,000	2,006

Total Asset-Backed Securities (Cost $96,468)			99,996

SOVEREIGN ISSUES 9.7%
Argentine Government International Bond
6.875% due 01/26/2027		19,200	19,454
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	9,300	10,640
Autonomous Community of Valencia
4.900% due 03/17/2020		5,800	6,976
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2017 (c)	BRL	598,100	181,936
0.000% due 01/01/2018 (c)		458,100	136,490
France Government International Bond
0.250% due 07/25/2018 (d)	EUR	208	229
Mexico Government International Bond
4.500% due 11/22/2035 (d)	MXN	336,399	20,354
4.750% due 06/14/2018		260,655	13,645
6.090% due 06/29/2017		96,400	5,142
New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	73,530	51,769
2.500% due 09/20/2035 (d)		3,970	2,862
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	1,100,000	9,509
4.500% due 07/03/2017		480,000	4,203
4.750% due 04/17/2019	EUR	13,414	13,598
United Kingdom Gilt
0.125% due 03/22/2024 (d)	GBP	69,779	103,644
0.125% due 03/22/2046 (d)		10,931	22,816

28	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 03/22/2058 (d)		$1,100	$2,856
0.125% due 11/22/2065 (d)		9,219	27,723

Total Sovereign Issues (Cost $657,392)			633,846

SHORT-TERM INSTRUMENTS 4.5%

CERTIFICATES OF DEPOSIT 0.9%
Barclays Bank PLC
1.906% due 09/08/2017		16,900	16,939
Credit Suisse AG
1.920% due 09/12/2017		40,900	40,997

			57,936

REPURCHASE AGREEMENTS (e) 1.0%
			65,553

ARGENTINA TREASURY BILLS 0.4%
2.948% due 05/26/2017 - 12/15/2017 (b)(c)		23,300	22,989

JAPAN TREASURY BILLS 1.9%
(0.323)% due 04/10/2017 - 05/08/2017 (b)(c)	JPY	14,080,000	126,482

MEXICO TREASURY BILLS 0.3%
6.746% due 05/25/2017 - 01/04/2018 (b)(c)	MXN	389,131	20,202

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
0.670% due 04/20/2017 - 04/27/2017 (b)(c)(j)†	$1,222	1,222

Total Short-Term Instruments (Cost $289,907)		294,384

Total Investments in Securities (Cost $8,123,541)		8,136,000

	SHARES
INVESTMENTS IN AFFILIATES 2.0%

SHORT-TERM INSTRUMENTS 2.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.0%
PIMCO Short-Term Floating NAV Portfolio III	13,104,020	$129,546

Total Short-Term Instruments (Cost $129, 546)		129,546

Total Investments in Affiliates (Cost $129,546)		129,546

Total Investments 126.5% (Cost $8,253,087)		$8,265,546

Financial Derivative Instruments (g)(i) 0.5% (Cost or Premiums, net $(3,282))		32,211

Other Assets and Liabilities, net (27.0)%		(1,765,922)

Net Assets 100.0%		$6,531,835

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund I, Ltd., which is a 100% owned subsidiary of the Fund.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate		Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
MBC	0.970	%†	03/31/2017	04/03/2017	$59,300	U.S. Treasury Notes 0.875% due 05/31/2018	$(61,204)	$59,300	$59,305
SSB	0.050	†	03/31/2017	04/03/2017	6,253	U.S. Treasury Notes 1.625% - 3.500% due 12/31/2019 - 05/15/2020(2)	(6,384)	6,253	6,253

Total Repurchase Agreements							$(67,588)	$65,553	$65,558

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)		Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOM	0.760	%†	02/09/2017	04/10/2017	$(43,869)	$(43,918)
	0.790	†	02/23/2017	04/21/2017	(18,391)	(18,406)
	0.800		01/30/2017	04/27/2017	(130,938)	(131,121)
	0.800	†	02/13/2017	04/10/2017	(16,725)	(16,743)
	0.800	†	02/27/2017	04/10/2017	(2,800)	(2,802)
	0.810		01/23/2017	04/21/2017	(174,488)	(174,762)
BOS	0.820		01/03/2017	04/03/2017	(147,031)	(147,333)
	0.820	†	03/08/2017	04/04/2017	(2,559)	(2,560)
	1.040	†	03/22/2017	04/07/2017	(267,300)	(267,393)
	1.050	†	03/14/2017	04/04/2017	(4,541)	(4,543)
	1.100	†	03/27/2017	04/03/2017	(3,152)	(3,153)
BSN	0.790	†	02/24/2017	04/24/2017	(57,168)	(57,216)
	0.850		01/05/2017	04/05/2017	(120,031)	(120,281)
	0.850		01/09/2017	04/10/2017	(26,406)	(26,459)
	0.850	†	02/07/2017	04/05/2017	(7,272)	(7,281)
DEU	0.950	†	03/28/2017	04/04/2017	(5,335)	(5,336)
GRE	0.770		03/08/2017	04/17/2017	(4,168)	(4,171)
	0.950		03/13/2017	04/13/2017	(6,142)	(6,146)
	1.080	†	03/23/2017	04/06/2017	(9,977)	(9,980)
IND	0.760	†	02/08/2017	04/10/2017	(670)	(671)
	0.760	†	02/24/2017	04/06/2017	(1,566)	(1,567)
	0.760	†	02/27/2017	04/06/2017	(2,800)	(2,802)
	0.760		03/08/2017	04/21/2017	(4,389)	(4,391)
	0.770	†	01/11/2017	04/11/2017	(7,462)	(7,475)
	0.780	†	03/08/2017	04/13/2017	(25,254)	(25,268)
	0.780	†	03/13/2017	04/13/2017	(2,661)	(2,662)
	0.790		03/08/2017	04/19/2017	(5,575)	(5,579)
	0.810		03/08/2017	04/18/2017	(4,389)	(4,392)
	0.840	†	03/06/2017	04/06/2017	(9,133)	(9,139)
	0.840	†	03/13/2017	04/06/2017	(222)	(222)
	0.850	†	03/07/2017	04/07/2017	(27,797)	(27,814)
	0.850		03/23/2017	04/07/2017	(2,403)	(2,404)
	0.900		03/08/2017	05/08/2017	(24,813)	(24,829)
RDR	0.850		01/11/2017	04/11/2017	(226,000)	(226,438)
SCX	1.060	†	03/27/2017	05/26/2017	(21,197)	(21,201)

Total Reverse Repurchase Agreements						$(1,416,458)

30	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2017

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BPG	0.890%	03/06/2017	04/03/2017	$(1,389)	$(1,390)
GSC	0.750	03/29/2017	04/12/2017	(54,927)	(54,932)
	0.870	03/31/2017	04/17/2017	(40,650)	(40,653)
MSC	0.840	01/06/2017	04/06/2017	(1,925)	(1,929)

Total Sale-Buyback Transactions					$(98,904)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA†	3.500%	04/01/2047	$2,000	$(2,030)	$(2,046)
Fannie Mae, TBA	4.000	04/01/2047	10,000	(10,469)	(10,490)

Total Short Sales				$(12,499)	$(12,536)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(f)	Securities with an aggregate market value of $1,517,449 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
PIMCO CommodityRealReturn Strategy Fund®
Global/Master Repurchase Agreement
BOM	$0	$(319,942)	$0	$(319,942)	$320,110	$168
BOS	0	(147,333)	0	(147,333)	146,998	(335)
BSN	0	(146,740)	0	(146,740)	146,926	186
GRE	0	(10,317)	0	(10,317)	10,420	103
IND	0	(61,060)	0	(61,060)	60,733	(327)
RBC	0	0	0	0	134	134
RDR	0	(226,438)	0	(226,438)	226,097	(341)
SSB	5,586	0	0	5,586	(5,699)	(113)

Master Securities Forward Transaction Agreement
BPG	0	0	(1,390)	(1,390)	1,391	1
GSC	0	0	(95,585)	(95,585)	95,496	(89)
MSC	0	0	(1,929)	(1,929)	1,936	7

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
PIMCO Cayman Commodity Fund I, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BOM	$0	$(67,810)	$0	$(67,810)	$67,862	$52
BOS	0	(277,649)	0	(277,649)	277,344	(305)
BSN	0	(64,497)	0	(64,497)	64,423	(74)
DEU	0	(5,336)	0	(5,336)	5,317	(19)
GRE	0	(9,980)	0	(9,980)	9,941	(39)
IND	0	(58,155)	0	(58,155)	58,085	(70)
MBC	59,305	0	0	59,305	(61,204)	(1,899)
SCX	0	(21,201)	0	(21,201)	21,147	(54)
SSB	667	0	0	667	(685)	(18)

Total Borrowings and Other Financing Transactions	$65,558	$(1,416,458)	$(98,904)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(1,370,428)	$(46,030)	$0	$(1,416,458)

Total	$0	$(1,370,428)	$(46,030)	$0	$(1,416,458)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(98,904)	0	0	(98,904)

Total	$0	$(98,904)	$0	$0	$(98,904)

Total Borrowings	$0	$(1,469,332)	$(46,030)	$0	$(1,515,362)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(1,515,362)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(1,597,749) at a weighted average interest rate of 0.663%.
(4)	Payable for sale-buyback transactions includes $(24) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

32	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2017

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX Brent Crude Spread April Futures†	$68.000	04/28/2017	6	$8	$0
Call - NYMEX Brent Crude Spread August Futures†	68.000	08/31/2017	6	8	2
Call - NYMEX Brent Crude Spread December Futures†	68.000	12/29/2017	6	8	5
Call - NYMEX Brent Crude Spread July Futures†	68.000	07/31/2017	6	8	1
Call - NYMEX Brent Crude Spread June Futures†	68.000	06/30/2017	6	8	0
Call - NYMEX Brent Crude Spread May Futures†	68.000	05/31/2017	6	8	0
Call - NYMEX Brent Crude Spread November Futures†	68.000	11/30/2017	6	8	4
Call - NYMEX Brent Crude Spread October Futures†	68.000	10/31/2017	6	8	3
Call - NYMEX Brent Crude Spread September Futures†	68.000	09/29/2017	6	8	3
Put - NYMEX Crude Calendar Spread August Futures†	0.500	07/21/2017	19	2	1
Put - NYMEX Crude Calendar Spread December Futures†	0.500	11/17/2017	19	2	1
Put - NYMEX Crude Calendar Spread July Futures†	0.500	06/19/2017	19	2	1
Put - NYMEX Crude Calendar Spread November Futures†	0.500	10/19/2017	19	2	1
Put - NYMEX Crude Calendar Spread October Futures†	0.500	09/19/2017	19	2	1
Put - NYMEX Crude Calendar Spread September Futures†	0.500	08/21/2017	19	2	1
Put - NYMEX Crude December Futures†	48.000	11/15/2017	100	322	288
Call - NYMEX Crude December Futures†	63.000	11/15/2017	100	210	94
Call - NYMEX Crude December Futures†	60.000	11/14/2018	38	128	122
Call - NYMEX Crude December Futures†	64.000	11/14/2018	138	459	299
Call - NYMEX Natural Gas August Futures†	3.950	07/26/2017	6	9	4
Call - NYMEX Natural Gas July Futures†	3.950	06/27/2017	6	9	3
Call - NYMEX Natural Gas June Futures†	3.950	05/25/2017	6	9	1
Call - NYMEX Natural Gas May Futures†	3.950	04/25/2017	6	9	0
Call - NYMEX Natural Gas October Futures†	3.950	09/26/2017	6	9	7
Call - NYMEX Natural Gas September Futures†	3.950	08/28/2017	6	9	5
Call - NYMEX WTI Crude December Futures†	66.000	12/29/2017	12	20	8
Call - NYMEX WTI Crude November Futures†	66.000	11/30/2017	12	20	7
Call - NYMEX WTI Crude October Futures†	66.000	10/31/2017	12	20	5
Call - NYMEX WTI-Brent Crude Spread December Futures†	2.000	10/30/2018	60	42	13

				$1,359	$880

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME 90-Day Eurodollar April Futures	$98.500	04/13/2017	5,821	$80	$36
Put - CME 90-Day Eurodollar April Futures	98.625	04/13/2017	11,656	490	73

				$570	$109

Total Purchased Options				$1,929	$989

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	33

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - NYMEX Crude Calendar Spread August Futures†	$1.000	07/21/2017	38	$(2)	$(1)
Put - NYMEX Crude Calendar Spread December Futures†	1.000	11/17/2017	38	(2)	(1)
Put - NYMEX Crude Calendar Spread July Futures†	1.000	06/19/2017	38	(2)	(1)
Put - NYMEX Crude Calendar Spread November Futures†	1.000	10/19/2017	38	(2)	(1)
Put - NYMEX Crude Calendar Spread October Futures†	1.000	09/19/2017	38	(2)	(1)
Put - NYMEX Crude Calendar Spread September Futures†	1.000	08/21/2017	38	(2)	(1)
Call - NYMEX Crude December Futures†	60.000	11/15/2017	38	(64)	(58)
Call - NYMEX Crude December Futures†	64.000	11/15/2017	138	(272)	(110)
Call - NYMEX Crude July Futures†	54.000	06/15/2017	60	(53)	(91)
Put - NYMEX Crude June Futures†	44.000	05/17/2017	77	(58)	(16)
Call - NYMEX Crude June Futures†	54.000	05/17/2017	77	(27)	(59)
Call - NYMEX Crude June Futures†	56.000	05/17/2017	72	(49)	(27)
Call - NYMEX Crude June Futures†	57.000	05/17/2017	20	(15)	(5)
Call - NYMEX Crude June Futures†	57.500	05/17/2017	40	(34)	(9)
Call - NYMEX Crude June Futures†	58.000	05/17/2017	60	(50)	(11)
Put - NYMEX Crude November Futures†	45.000	10/17/2018	40	(128)	(154)
Call - NYMEX Iron Ore April Futures†	2.000	04/28/2017	6	(10)	0
Call - NYMEX Iron Ore August Futures†	2.000	08/31/2017	6	(10)	(2)
Call - NYMEX Iron Ore December Futures†	2.000	12/29/2017	6	(10)	(8)
Call - NYMEX Iron Ore July Futures†	2.000	07/31/2017	6	(10)	(1)
Call - NYMEX Iron Ore June Futures†	2.000	06/30/2017	6	(10)	0
Call - NYMEX Iron Ore May Futures†	2.000	05/31/2017	6	(10)	0
Call - NYMEX Iron Ore November Futures†	2.000	11/30/2017	6	(10)	(6)
Call - NYMEX Iron Ore October Futures†	2.000	10/31/2017	6	(10)	(5)
Call - NYMEX Iron Ore September Futures†	2.000	09/29/2017	6	(10)	(3)
Put - NYMEX Natural Gas August Futures†	2.950	07/26/2017	6	(8)	(6)
Put - NYMEX Natural Gas July Futures†	2.850	06/27/2017	32	(15)	(16)
Put - NYMEX Natural Gas July Futures†	2.950	06/27/2017	6	(8)	(4)
Put - NYMEX Natural Gas June Futures†	2.700	05/25/2017	16	(9)	(3)
Put - NYMEX Natural Gas June Futures†	2.750	05/25/2017	62	(39)	(15)
Put - NYMEX Natural Gas June Futures†	2.800	05/25/2017	33	(22)	(10)
Put - NYMEX Natural Gas June Futures†	2.900	05/25/2017	61	(42)	(30)
Put - NYMEX Natural Gas June Futures†	2.950	05/25/2017	6	(8)	(4)
Put - NYMEX Natural Gas May Futures†	2.800	04/25/2017	58	(21)	(8)
Put - NYMEX Natural Gas May Futures†	2.900	04/25/2017	53	(26)	(14)
Put - NYMEX Natural Gas May Futures†	2.950	04/25/2017	21	(15)	(8)
Call - NYMEX Natural Gas May Futures†	3.400	04/25/2017	58	(23)	(25)
Put - NYMEX Natural Gas October Futures†	2.950	09/26/2017	6	(8)	(8)
Put - NYMEX Natural Gas September Futures†	2.950	08/28/2017	6	(8)	(7)
Call - NYMEX RBOB Gasoline December Futures†	185.000	12/29/2017	12	(25)	(16)
Call - NYMEX RBOB Gasoline November Futures†	185.000	11/30/2017	12	(25)	(14)
Call - NYMEX RBOB Gasoline October Futures†	185.000	10/31/2017	12	(25)	(13)
Call - NYMEX WTI-Brent Crude Spread December Futures†	0.000	10/30/2017	69	(23)	(9)
Put - NYMEX WTI-Brent Crude Spread December Futures†	3.000	10/30/2017	69	(17)	(25)
Call - NYMEX WTI-Brent Crude Spread December Futures†	0.000	10/30/2018	80	(86)	(36)
Put - NYMEX WTI-Brent Crude Spread December Futures†	4.000	10/30/2018	20	(5)	(8)
Put - NYMEX WTI-Brent Crude Spread June Futures†	2.000	04/27/2018	39	(29)	(35)
Put - NYMEX WTI-Brent Crude Spread June Futures†	3.000	04/27/2018	20	(8)	(11)

				$(1,347)	$(896)

34	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2017

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$122.500	05/26/2017	1,692	$(1,272)	$(352)
Put - CBOT U.S. Treasury 10-Year Note June Futures	123.000	05/26/2017	552	(501)	(165)
Call - CBOT U.S. Treasury 10-Year Note June Futures	124.500	05/26/2017	1,307	(1,106)	(1,252)
Call - CBOT U.S. Treasury 10-Year Note June Futures	125.000	05/26/2017	738	(399)	(540)

				$(3,278)	$(2,309)

Total Written Options				$(4,625)	$(3,205)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum July Futures†	Short	07/2017	626	$(1,185)	$0	$0
Aluminum May Futures†	Short	05/2017	14	(17)	0	0
Arabica Coffee May Futures†	Short	05/2017	9	0	0	0
Arabica Coffee September Futures†	Short	09/2017	361	(96)	7	0
Brent (ICE) Calendar Swap Futures April Futures†	Short	04/2018	7	6	0	(2)
Brent (ICE) Calendar Swap Futures August Futures†	Short	08/2018	7	7	0	(2)
Brent (ICE) Calendar Swap Futures December Futures†	Short	12/2018	7	9	0	(2)
Brent (ICE) Calendar Swap Futures February Futures†	Short	02/2018	7	5	0	(3)
Brent (ICE) Calendar Swap Futures January Futures†	Short	01/2018	7	4	0	(3)
Brent (ICE) Calendar Swap Futures July Futures†	Short	07/2018	7	7	0	(2)
Brent (ICE) Calendar Swap Futures June Futures†	Short	06/2018	7	6	0	(2)
Brent (ICE) Calendar Swap Futures March Futures†	Short	03/2018	7	5	0	(3)
Brent (ICE) Calendar Swap Futures May Futures†	Short	05/2018	7	6	0	(2)
Brent (ICE) Calendar Swap Futures November Futures†	Short	11/2018	7	9	0	(2)
Brent (ICE) Calendar Swap Futures October Futures†	Short	10/2018	7	8	0	(2)
Brent (ICE) Calendar Swap Futures September Futures†	Short	09/2018	7	8	0	(2)
Brent (ICE) Dubai Futures October Futures†	Long	10/2017	44	(11)	0	0
Brent (ICE) Dubai Futures April Futures†	Long	04/2018	4	0	0	(1)
Brent (ICE) Dubai Futures August Futures†	Long	08/2018	4	(1)	0	(1)
Brent (ICE) Dubai Futures December Futures†	Long	12/2017	44	(10)	0	0
Brent (ICE) Dubai Futures December Futures†	Long	12/2018	4	0	0	0
Brent (ICE) Dubai Futures February Futures†	Long	02/2018	4	(1)	0	(1)
Brent (ICE) Dubai Futures January Futures†	Long	01/2018	4	(1)	0	(1)
Brent (ICE) Dubai Futures July Futures†	Long	07/2018	4	(1)	0	(1)
Brent (ICE) Dubai Futures June Futures†	Long	06/2018	4	0	0	(1)
Brent (ICE) Dubai Futures March Futures†	Long	03/2018	4	0	0	0
Brent (ICE) Dubai Futures May Futures†	Long	05/2018	4	0	0	0
Brent (ICE) Dubai Futures November Futures†	Long	11/2017	44	(11)	0	0
Brent (ICE) Dubai Futures November Futures†	Long	11/2018	4	0	0	0
Brent (ICE) Dubai Futures October Futures†	Long	10/2018	4	0	0	0
Brent (ICE) Dubai Futures September Futures†	Long	09/2018	4	(1)	0	(1)
Brent Crude April Futures†	Short	02/2018	26	(26)	0	(10)
Brent Crude August Futures†	Long	06/2017	499	(1,042)	200	0
Brent Crude December Futures†	Short	10/2017	455	448	0	(178)
Brent Crude December Futures†	Long	10/2018	786	51	275	0
Brent Crude December Futures†	Long	10/2019	922	695	313	0
Brent Crude December Futures†	Short	10/2020	374	(277)	0	(105)
Brent Crude January Futures†	Long	11/2017	52	54	20	0
Brent Crude July Futures†	Long	05/2017	109	(242)	44	0
Brent Crude June Futures†	Long	04/2017	120	102	48	0
Brent Crude June Futures†	Short	04/2018	182	720	0	(64)
Brent Crude June Futures†	Short	04/2019	364	(107)	0	(127)
Brent Crude June Futures†	Short	05/2020	87	(56)	0	(26)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	35

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent Crude March Futures†	Short	01/2019	92	$(177)	$0	$(32)
Brent Crude October Futures†	Short	08/2017	26	(27)	0	(10)
Brent Crude September Futures†	Short	07/2017	97	(87)	0	(37)
Brent Crude September Futures†	Short	07/2018	209	(107)	0	(73)
Call Options Strike @ USD 58.000 on Brent Crude July Futures†	Short	05/2017	60	2	0	(4)
Call Options Strike @ USD 61.000 on Brent Crude June Futures†	Short	04/2017	36	(1)	0	0
Call Options Strike @ USD 61.500 on Brent Crude June Futures†	Short	04/2017	48	0	0	0
Call Options Strike @ USD 62.000 on Brent Crude June Futures†	Short	04/2017	84	(1)	0	0
Call Options Strike @ USD 65.000 on Brent Crude December Futures†	Short	10/2017	100	120	0	(9)
Canola November Futures†	Long	11/2017	150	(17)	0	(12)
Chicago Ethanol (Platts) December Futures†	Long	12/2017	82	274	17	0
Cocoa December Futures†	Short	12/2017	44	0	1	0
Cocoa May Futures†	Long	05/2017	12	(1)	1	(1)
Cocoa May Futures†	Short	05/2017	31	(21)	0	0
Cocoa September Futures†	Long	09/2017	44	1	0	(1)
Cocoa September Futures†	Short	09/2017	12	1	2	(1)
Copper December Futures†	Long	12/2017	150	(129)	0	(60)
Copper December Futures†	Short	12/2017	68	184	0	0
Copper July Futures†	Long	07/2017	31	(157)	0	0
Copper May Futures†	Long	05/2017	8	(5)	0	(4)
Corn December Futures†	Long	12/2017	74	24	40	0
Corn July Futures†	Short	07/2017	1,400	(438)	0	(473)
Corn March Futures†	Long	03/2018	307	57	115	0
Corn May Futures†	Short	05/2017	26	(3)	0	(9)
Corn September Futures†	Short	09/2017	307	164	0	(116)
Cotton No. 2 December Futures†	Long	12/2017	107	(15)	21	0
Cotton No. 2 July Futures†	Long	07/2017	493	237	244	0
Cotton No. 2 May Futures†	Short	05/2017	107	(58)	0	(59)
Euro-Bund 10-Year Bond June Futures	Long	06/2017	340	341	105	(7)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	665	53	284	0
Euro-Rapeseed November Futures†	Long	10/2017	327	(400)	0	(57)
Gas Oil December Futures†	Long	12/2017	136	120	3	0
Gas Oil December Futures†	Long	12/2018	446	(102)	33	0
Gas Oil July Futures†	Short	07/2017	356	(722)	9	0
Gas Oil June Futures†	Short	06/2017	136	(177)	7	0
Gas Oil June Futures†	Short	06/2018	223	293	0	(11)
Gas Oil June Futures†	Short	06/2019	223	25	0	(22)
Gas Oil May Futures†	Long	05/2017	10	12	0	(1)
Gas Oil September Futures†	Long	09/2017	120	45	0	0
Gold 100 oz. August Futures†	Short	08/2017	103	(415)	0	(32)
Gold 100 oz. December Futures†	Long	12/2017	43	(33)	13	0
Gold 100 oz. December Futures†	Long	12/2018	116	(93)	36	0
Gold 100 oz. June Futures†	Short	06/2017	157	(378)	0	(50)
Hard Red Winter Wheat December Futures†	Long	12/2017	24	2	3	0
Hard Red Winter Wheat July Futures†	Long	07/2017	293	(48)	51	0
Hard Red Winter Wheat May Futures†	Short	05/2017	29	5	0	(5)
Henry Hub Natural Gas April Futures†	Long	03/2018	244	130	0	(12)
Henry Hub Natural Gas April Futures†	Long	03/2019	8	(4)	0	(1)
Henry Hub Natural Gas August Futures†	Long	07/2018	4	(2)	0	0
Henry Hub Natural Gas August Futures†	Long	07/2019	8	(3)	0	(1)
Henry Hub Natural Gas December Futures†	Long	11/2018	4	0	0	0
Henry Hub Natural Gas December Futures†	Long	11/2019	8	1	0	0
Henry Hub Natural Gas February Futures†	Long	01/2018	4	5	0	0

36	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2017

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Henry Hub Natural Gas February Futures†	Long	01/2019	8	$5	$0	$0
Henry Hub Natural Gas January Futures†	Long	12/2017	4	5	0	0
Henry Hub Natural Gas January Futures†	Long	12/2018	8	5	0	0
Henry Hub Natural Gas July Futures†	Long	06/2018	4	(2)	0	0
Henry Hub Natural Gas July Futures†	Long	06/2019	8	(3)	0	(1)
Henry Hub Natural Gas June Futures†	Long	05/2018	4	(2)	0	0
Henry Hub Natural Gas June Futures†	Long	05/2019	8	(4)	0	(1)
Henry Hub Natural Gas March Futures†	Short	02/2018	244	(299)	6	0
Henry Hub Natural Gas March Futures†	Long	02/2019	8	3	0	0
Henry Hub Natural Gas May Futures†	Long	04/2018	4	(2)	0	0
Henry Hub Natural Gas May Futures†	Long	04/2019	8	(5)	0	(1)
Henry Hub Natural Gas November Futures†	Long	10/2018	4	(1)	0	0
Henry Hub Natural Gas November Futures†	Long	10/2019	8	(1)	0	0
Henry Hub Natural Gas October Futures†	Long	09/2018	4	(2)	0	0
Henry Hub Natural Gas October Futures†	Long	09/2019	8	(3)	0	(1)
Henry Hub Natural Gas September Futures†	Long	08/2018	4	(2)	0	0
Henry Hub Natural Gas September Futures†	Long	08/2019	8	(3)	0	(1)
Henry Hub Natural Gas Swap April Futures†	Long	03/2018	952	68	0	(48)
Henry Hub Natural Gas Swap April Futures†	Long	03/2019	3	(1)	0	0
Henry Hub Natural Gas Swap August Futures†	Long	07/2018	200	(69)	0	(13)
Henry Hub Natural Gas Swap August Futures†	Long	07/2019	2	(1)	0	0
Henry Hub Natural Gas Swap December Futures†	Long	11/2018	200	25	0	(9)
Henry Hub Natural Gas Swap December Futures†	Long	11/2019	1	0	0	0
Henry Hub Natural Gas Swap February Futures†	Long	01/2018	200	258	10	(4)
Henry Hub Natural Gas Swap February Futures†	Long	01/2019	3	2	0	0
Henry Hub Natural Gas Swap January Futures†	Long	12/2017	200	280	10	(3)
Henry Hub Natural Gas Swap January Futures†	Long	12/2018	4	3	0	0
Henry Hub Natural Gas Swap July Futures†	Long	06/2018	200	(70)	0	(13)
Henry Hub Natural Gas Swap July Futures†	Long	06/2019	2	(1)	0	0
Henry Hub Natural Gas Swap June Futures†	Long	05/2018	200	(80)	0	(14)
Henry Hub Natural Gas Swap June Futures†	Long	05/2019	2	(1)	0	0
Henry Hub Natural Gas Swap March Futures†	Short	02/2018	264	(117)	14	0
Henry Hub Natural Gas Swap March Futures†	Long	02/2019	3	1	0	0
Henry Hub Natural Gas Swap May Futures†	Long	04/2018	200	(89)	0	(14)
Henry Hub Natural Gas Swap May Futures†	Long	04/2019	3	(2)	0	0
Henry Hub Natural Gas Swap November Futures†	Long	10/2018	200	(43)	0	(11)
Henry Hub Natural Gas Swap November Futures†	Long	10/2019	1	0	0	0
Henry Hub Natural Gas Swap October Futures†	Short	09/2017	288	(516)	2	0
Henry Hub Natural Gas Swap October Futures†	Long	09/2018	200	(69)	0	(13)
Henry Hub Natural Gas Swap October Futures†	Long	09/2019	1	0	0	0
Henry Hub Natural Gas Swap September Futures†	Long	08/2018	200	(78)	0	(14)
Henry Hub Natural Gas Swap September Futures†	Long	08/2019	2	(1)	0	0
Japan Government 10-Year Bond June Futures	Short	06/2017	90	(12)	137	0
Lead July Futures†	Long	07/2017	144	224	0	0
Live Cattle April Futures†	Short	04/2017	40	13	4	0
Live Cattle August Futures†	Long	08/2017	40	(6)	0	(3)
Live Cattle June Futures†	Short	06/2017	40	(79)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap April Futures†	Long	04/2017	18	7	0	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures†	Long	08/2017	18	0	0	(1)
LLS (Argus) vs. WTI Spread Calendar Swap December Futures†	Long	12/2017	18	(1)	0	(1)
LLS (Argus) vs. WTI Spread Calendar Swap July Futures†	Long	07/2017	18	1	0	(1)
LLS (Argus) vs. WTI Spread Calendar Swap June Futures†	Long	06/2017	18	2	0	(1)
LLS (Argus) vs. WTI Spread Calendar Swap May Futures†	Long	05/2017	18	4	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	37

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
LLS (Argus) vs. WTI Spread Calendar Swap November Futures†	Long	11/2017	18	$(1)	$0	$(1)
LLS (Argus) vs. WTI Spread Calendar Swap October Futures†	Long	10/2017	18	(1)	0	(1)
LLS (Argus) vs. WTI Spread Calendar Swap September Futures†	Long	09/2017	18	(1)	0	(1)
Mars (Argus) vs. WTI Spread Calendar Swap April Futures†	Short	04/2017	2	4	0	0
Mars (Argus) vs. WTI Spread Calendar Swap August Futures†	Short	08/2017	2	4	0	0
Mars (Argus) vs. WTI Spread Calendar Swap December Futures†	Short	12/2017	2	3	0	0
Mars (Argus) vs. WTI Spread Calendar Swap July Futures†	Short	07/2017	2	4	0	0
Mars (Argus) vs. WTI Spread Calendar Swap June Futures†	Short	06/2017	2	4	0	0
Mars (Argus) vs. WTI Spread Calendar Swap May Futures†	Short	05/2017	2	4	0	0
Mars (Argus) vs. WTI Spread Calendar Swap November Futures†	Short	11/2017	2	3	0	0
Mars (Argus) vs. WTI Spread Calendar Swap October Futures†	Short	10/2017	2	3	0	0
Mars (Argus) vs. WTI Spread Calendar Swap September Futures†	Short	09/2017	2	4	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS Swap) January Futures†	Long	01/2018	14	20	0	(1)
Mont Belvieu LDH Propane 5 Decimal (OPIS Swap) April Futures†	Long	04/2018	14	(29)	0	(3)
Mont Belvieu LDH Propane 5 Decimal (OPIS Swap) February Futures†	Long	02/2018	14	15	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS Swap) June Futures†	Long	06/2018	14	(31)	0	(4)
Mont Belvieu LDH Propane 5 Decimal (OPIS Swap) March Futures†	Long	03/2018	14	(13)	0	(3)
Mont Belvieu LDH Propane 5 Decimal (OPIS Swap) May Futures†	Long	05/2018	14	(31)	0	(3)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap August Futures†	Long	08/2018	14	(25)	0	(3)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap December Futures†	Long	12/2018	14	(10)	0	(3)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap July Futures†	Long	07/2018	14	(28)	0	(3)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap November Futures†	Long	11/2018	14	(14)	0	(3)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap October Futures†	Long	10/2018	14	(17)	0	(3)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap September Futures†	Long	09/2018	14	(21)	0	(3)
Natural Gas April Futures†	Long	03/2018	629	(18)	0	(118)
Natural Gas August Futures†	Long	07/2017	411	410	0	(12)
Natural Gas January Futures†	Long	12/2017	29	(5)	0	(6)
Natural Gas July Futures†	Long	06/2017	315	505	0	(3)
Natural Gas June Futures†	Short	05/2017	151	(390)	5	0
Natural Gas March Futures†	Short	02/2018	241	45	23	0
Natural Gas May Futures†	Long	04/2017	111	247	0	(1)
Natural Gas May Futures†	Long	04/2018	82	(5)	0	(16)
Natural Gas October Futures†	Short	09/2017	275	23	13	0
Natural Gas October Futures†	Long	09/2018	12	(2)	0	(2)
Natural Gas September Futures†	Short	08/2017	236	(318)	7	0

38	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2017

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
New York Harbor ULSD April Futures†	Short	04/2017	4	$24	$0	$(2)
New York Harbor ULSD December Futures†	Long	12/2017	4	(20)	2	0
New York Harbor ULSD July Futures†	Short	06/2017	397	719	0	(237)
New York Harbor ULSD June Futures†	Short	06/2017	4	22	0	(2)
New York Harbor ULSD May Futures†	Long	04/2017	9	17	5	0
New York Harbor ULSD May Futures†	Short	05/2017	4	23	0	(2)
New York Harbor ULSD November Futures†	Long	11/2017	4	(21)	2	0
New York Harbor ULSD October Futures†	Long	10/2017	4	(22)	2	0
Nickel July Futures†	Short	07/2017	28	135	0	0
Nickel May Futures†	Long	05/2017	29	(114)	0	0
Platinum July Futures†	Long	07/2017	197	(362)	0	(33)
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling June Futures	Short	06/2017	1,764	26	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling June Futures	Long	06/2017	1,764	(95)	0	0
Put Options Strike @ USD 46.000 on Brent Crude December Futures†	Long	10/2018	40	20	0	(4)
Put Options Strike @ USD 50.000 on Brent Crude December Futures†	Short	10/2017	100	64	13	0
RBOB Gasoline December Futures†	Long	11/2018	4	9	2	0
RBOB Gasoline May Futures†	Long	04/2017	16	(21)	13	0
Silver December Futures†	Long	12/2017	107	2	27	0
Silver July Futures†	Long	07/2017	61	408	16	0
Silver May Futures†	Short	05/2017	10	(28)	0	(3)
Soybean July Futures†	Long	07/2017	164	(192)	0	(113)
Soybean May Futures†	Long	05/2017	32	(99)	0	(27)
Soybean Meal July Futures†	Short	07/2017	55	50	36	0
Soybean Meal May Futures†	Long	05/2017	8	(10)	0	(5)
Soybean November Futures†	Short	11/2017	410	671	181	0
Soybean Oil July Futures†	Long	07/2017	89	(33)	0	(12)
Soybean Oil May Futures†	Long	05/2017	80	(47)	0	(11)
Sugar No. 11 July Futures†	Long	06/2017	41	(167)	0	(4)
Sugar No. 11 May Futures†	Short	04/2017	85	34	6	0
Sugar No. 11 October Futures†	Short	09/2017	165	137	15	0
U.S. Treasury 2-Year Note June Futures	Short	06/2017	3,866	(368)	0	(302)
U.S. Treasury 5-Year Note June Futures	Short	06/2017	3,346	(695)	0	(549)
U.S. Treasury 10-Year Note June Futures†	Long	06/2017	8,804	3,034	1,926	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	1,388	560	0	(434)
United Kingdom Long Gilt June Futures	Short	06/2017	383	(1,178)	29	(187)
Wheat December Futures†	Short	12/2017	24	(2)	0	(5)
Wheat July Futures†	Short	07/2017	1,232	(93)	0	(308)
Wheat May Futures†	Short	05/2017	100	(10)	0	(28)
White Sugar August Futures†	Long	07/2017	11	(14)	0	(1)
White Sugar May Futures†	Long	04/2017	6	(2)	0	(1)
White Sugar October Futures†	Long	09/2017	165	(125)	0	(16)
WTI Crude April Futures†	Short	03/2018	96	234	0	(31)
WTI Crude August Futures†	Short	07/2017	193	67	0	(62)
WTI Crude December Futures†	Long	11/2017	104	228	33	0
WTI Crude December Futures†	Short	11/2017	71	(105)	0	(22)
WTI Crude December Futures†	Long	11/2018	119	54	38	0
WTI Crude December Futures†	Short	11/2018	353	1,017	0	(110)
WTI Crude December Futures†	Long	11/2019	181	17	52	0
WTI Crude December Futures†	Short	11/2020	127	95	0	(39)
WTI Crude July Futures†	Short	06/2017	56	(155)	0	(18)
WTI Crude June Futures†	Long	05/2017	13	9	4	0
WTI Crude June Futures†	Short	05/2018	110	(184)	0	(34)
WTI Crude June Futures†	Long	05/2019	146	(603)	47	0
WTI Crude March Futures†	Long	02/2018	255	1,379	82	0
WTI Crude May Futures†	Long	04/2017	7	15	2	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	39

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
WTI Crude November Futures†	Long	10/2017	154	$(14)	$48	$0
WTI Crude September Futures†	Long	08/2017	8	5	3	0
WTI Crude September Futures†	Short	08/2017	70	95	0	(22)
WTI Crude September Futures†	Long	08/2018	180	(659)	58	0
WTI Spread Calendar Swap April Futures†	Long	04/2017	4	(20)	1	0
WTI Spread Calendar Swap December Futures†	Short	12/2017	4	15	0	(1)
WTI Spread Calendar Swap June Futures†	Long	06/2017	4	(17)	1	0
WTI Spread Calendar Swap May Futures†	Long	05/2017	4	(18)	1	0
WTI Spread Calendar Swap November Futures†	Short	11/2017	4	15	0	(1)
WTI Spread Calendar Swap October Futures†	Short	10/2017	4	15	0	(1)
Zinc December Futures†	Short	12/2017	9	(4)	0	0
Zinc December Futures†	Long	12/2018	9	23	0	0
Zinc July Futures†	Long	07/2017	262	(599)	0	0
Zinc June Futures†	Short	06/2018	4	1	0	0
Zinc June Futures†	Long	06/2019	4	6	0	0
Zinc May Futures†	Short	05/2017	15	17	0	0

Total Futures Contracts				$385	$4,768	$(4,632)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-28 5-Year Index	5.000%	06/20/2022	$31,640	$(3,016)	$(206)	$8	$(29)

				$(3,016)	$(206)	$8	$(29)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.200%	02/15/2018	$462,500	$486	$259	$0	$(2)
Receive	3-Month USD-LIBOR	1.250	02/23/2018	339,800	233	52	0	(1)
Receive(4)	3-Month USD-LIBOR	0.996	04/05/2018	5,100	(20)	(24)	0	0
Pay	3-Month USD-LIBOR	1.250	06/15/2018	56,200	53	213	1	0
Pay(4)	3-Month USD-LIBOR	1.250	06/21/2019	248,100	(2,307)	(62)	86	0
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2022	203,900	8,580	(535)	0	(195)
Pay	3-Month USD-LIBOR	2.250	12/16/2022	49,900	614	268	55	0
Pay(4)	3-Month USD-LIBOR	2.655	10/19/2023	93,000	966	966	103	0
Pay(4)	3-Month USD-LIBOR	2.678	10/25/2023	62,000	701	701	69	0
Pay(4)	3-Month USD-LIBOR	2.670	11/19/2023	26,000	270	270	29	0
Pay(4)	3-Month USD-LIBOR	2.681	12/12/2023	26,200	272	272	28	0
Pay(4)	3-Month USD-LIBOR	2.500	12/19/2023	185,900	350	1,870	200	0
Receive(4)	3-Month USD-LIBOR	2.500	02/22/2026	44,750	422	565	0	(45)
Receive(4)	3-Month USD-LIBOR	2.400	03/16/2026	651,700	9,155	13,484	0	(650)
Receive(4)	3-Month USD-LIBOR	1.850	07/27/2026	32,250	1,266	1,317	0	(30)
Receive(4)	3-Month USD-LIBOR	2.000	07/27/2026	41,100	1,345	1,468	0	(38)
Pay	3-Month USD-LIBOR†	1.750	12/21/2026	5,100	271	401	0	(9)
Receive	3-Month USD-LIBOR†	1.750	12/21/2026	8,400	428	642	0	(13)
Receive(4)	3-Month USD-LIBOR†	1.500	06/21/2027	900	76	(2)	0	(1)
Pay	3-Month USD-LIBOR	2.250	12/21/2046	158,860	14,386	(2,622)	0	(260)

40	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2017

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive(4)	3-Month USD-LIBOR	2.948%	10/19/2048	$17,000	$(588)	$(588)	$0	$(26)
Receive(4)	3-Month USD-LIBOR	2.969	10/25/2048	11,000	(428)	(428)	0	(16)
Receive(4)	3-Month USD-LIBOR	2.951	11/19/2048	5,000	(173)	(173)	0	(7)
Receive(4)	3-Month USD-LIBOR	2.953	12/12/2048	5,000	(172)	(172)	0	(7)
Receive(4)	3-Month USD-LIBOR	2.750	12/19/2048	41,600	338	(725)	0	(60)
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027	187,600	(5,936)	(1,284)	0	(1,003)
Receive(4)	6-Month GBP-LIBOR	1.750	03/21/2048	42,670	(4,382)	(2,150)	0	(602)
Receive	6-Month JPY-LIBOR	1.000	09/18/2023	40,000	(20)	0	0	0
Receive	6-Month JPY-LIBOR	1.500	12/21/2045	22,200	(36)	(4)	1	0
Pay	CPTFEMU	0.580	10/15/2017	60,150	190	394	97	0
Pay	CPTFEMU	0.830	05/15/2018	58,900	(680)	(383)	0	(7)
Pay	CPTFEMU	0.625	09/15/2018	18,800	77	129	1	0
Pay	CPTFEMU	0.650	10/15/2018	17,070	75	117	2	0
Pay	CPTFEMU	0.883	11/15/2018	17,800	113	113	0	0
Pay	CPTFEMU	0.806	04/15/2021	1,200	25	18	0	(1)
Pay	CPTFEMU	0.875	05/15/2021	44,800	878	579	0	(53)
Pay	CPTFEMU	1.165	12/15/2021	11,280	1	(6)	0	(21)
Pay	CPTFEMU	1.178	05/15/2026	4,900	(100)	(55)	20	0
Pay	CPTFEMU	1.385	12/15/2026	32,000	108	156	148	0
Pay	CPURNSA	2.018	08/19/2017	36,300	(1,044)	81	31	0
Pay	CPURNSA	2.027	11/23/2020	25,800	236	236	127	0
Pay	CPURNSA	2.021	11/25/2020	25,100	233	233	123	0
Pay	CPURNSA	1.550	07/26/2021	17,400	585	(4)	0	(4)
Pay	CPURNSA	1.603	09/12/2021	13,900	415	(4)	0	(4)
Pay	CPURNSA	2.500	07/15/2022	11,100	(918)	69	58	0
Pay	CPURNSA	1.730	07/26/2026	17,400	(927)	6	6	0
Pay	CPURNSA	1.762	08/30/2026	2,400	(117)	1	1	0
Pay	CPURNSA	1.800	09/12/2026	5,200	(239)	(186)	0	(31)
Pay	CPURNSA	1.801	09/12/2026	13,900	(637)	5	5	0
Pay	CPURNSA	1.805	09/12/2026	12,400	(563)	5	5	0
Pay	CPURNSA	1.780	09/15/2026	15,800	(761)	6	6	0
Pay	FRCPXTOB	0.890	11/15/2018	6,300	21	10	1	0
Pay	UKRPI	3.190	04/15/2030	4,700	(149)	116	0	(9)
Pay	UKRPI	3.350	05/15/2030	18,300	70	369	0	(45)
Pay	UKRPI	3.400	06/15/2030	37,400	393	599	0	(97)
Pay	UKRPI	3.325	08/15/2030	52,900	(771)	(257)	0	(241)
Pay	UKRPI	3.275	09/15/2030	11,300	(314)	227	0	(47)
Pay	UKRPI	3.140	04/15/2031	12,300	(1,061)	254	0	(33)
Pay	UKRPI	3.100	06/15/2031	31,400	(3,370)	366	0	(120)
Pay	UKRPI	3.140	07/15/2031	8,400	(841)	11	0	(40)
Pay	UKRPI	3.530	10/15/2031	8,300	36	(101)	0	(102)
Pay	UKRPI	3.585	10/15/2046	11,900	(980)	(109)	209	0
Pay	UKRPI	3.428	03/15/2047	5,400	187	187	187	0

					$16,321	$17,161	$1,599	$(3,820)

Total Swap Agreements					$13,305	$16,955	$1,607	$(3,849)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	41

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(h)	Securities with an aggregate market value of $86,143 and cash of $6,708 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(5)			Market Value	Variation Margin Liability(5)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO CommodityRealReturn Strategy Fund®(6)	$109	$2,443	$1,607	$4,159	$(2,309)	$(1,481)	$(3,844)	$(7,634)
PIMCO Cayman Commodity Fund I, Ltd. (Subsidiary)(6)	880	2,328	0	3,208	(896)	(3,153)	(23)	(4,072)

Total Exchange-Traded or Centrally Cleared	$989	$4,771	$1,607	$7,367	$(3,205)	$(4,634)	$(3,867)	$(11,706)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(5)	Unsettled variation margin asset of $3 and liability of $(2) for closed futures and unsettled variation margin liability of $(18) for closed swap agreements is outstanding at period end.
(6)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	BRL	31,997	$	10,099	$0	$(122)
	04/2017	DKK	118,043		17,909	982	0
	04/2017	NZD	46,465		33,442	870	0
	04/2017	$	10,182	BRL	31,997	39	0
	04/2017		15,729	DKK	107,758	0	(277)
	04/2017		11,959	EUR	11,280	75	0
	04/2017		14,654	JPY	1,629,485	0	(17)
	04/2017		129	MXN	2,553	7	0
	05/2017	CNH	155,402	$	22,452	0	(81)
	05/2017	JPY	2,359,485		21,147	18	(87)

42	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	05/2017		MXN	55,351	$	2,722	$0	$(211)
	05/2017	†	$	890	EUR	837	4	0
	07/2017		DKK	107,758	$	15,799	276	0
BPS	04/2017		BRL	442,937		138,001	0	(3,485)
	04/2017		COP	12,723,463		4,300	0	(120)
	04/2017		DKK	122,455		18,707	1,147	0
	04/2017		EUR	70,417		74,832	0	(288)
	04/2017		$	136,786	BRL	442,937	4,834	(134)
	04/2017			2,841	HUF	806,875	0	(50)
	10/2017		BRL	498,600	$	146,794	0	(6,326)
	01/2018			37,910		10,500	0	(956)
	03/2018		MXN	219,110		10,478	0	(666)
	03/2018		$	11,045	MXN	219,110	99	0
BRC	04/2017			15,758	AUD	20,605	0	(16)
	05/2017		AUD	20,605	$	15,750	16	0
	07/2017		DKK	20,200		3,081	171	0
CBK	04/2017		CZK	69,583		2,791	33	0
	04/2017		EUR	338		365	5	0
	04/2017		JPY	4,890,000		42,127	0	(1,805)
	04/2017		$	1,110	EUR	1,039	0	(2)
	04/2017			2,149	GBP	1,753	47	0
	04/2017			791	HUF	226,670	0	(7)
	04/2017			3,555	TRY	12,970	0	(7)
	04/2017			2,207	ZAR	27,987	0	(127)
DUB	04/2017			8,363	RUB	489,570	301	0
	05/2017			55,128	CNH	384,482	622	0
	01/2018		BRL	28,900	$	8,009	0	(724)
FBF	04/2017			88,734		28,399	55	0
	04/2017		$	28,006	BRL	88,734	338	0
	04/2017			545	MXN	10,839	33	0
	05/2017			28,237	BRL	88,734	0	(79)
	08/2017		MXN	64,270	$	3,217	0	(146)
GLM	04/2017		CAD	10,237		7,818	119	0
	04/2017		COP	14,030,662		4,779	0	(87)
	04/2017		CZK	70,813		2,791	9	(16)
	04/2017		EUR	14,108		14,869	0	(181)
	04/2017	†	GBP	922		1,136	0	(19)
	04/2017		KRW	884,880		791	0	(1)
	04/2017		MXN	817,241		39,389	0	(4,173)
	04/2017		TWD	24,060		791	0	(2)
	04/2017		$	8,933	GBP	7,254	156	0
	04/2017			2,000	HUF	570,380	0	(27)
	04/2017			2,832	TRY	10,476	43	0
	04/2017			791	ZAR	9,923	0	(54)
	05/2017	†		7,246	CAD	9,500	0	(99)
	05/2017	†		4,041	EUR	3,775	0	(6)
	08/2017		MXN	2,730	$	136	0	(7)
	01/2018			14,237		695	0	(35)
HUS	04/2017		JPY	1,629,485		14,511	0	(126)
	04/2017		$	182,682	GBP	147,061	1,571	0
	04/2017			18,202	INR	1,250,316	1,070	0
	04/2017			791	THB	27,369	5	0
	04/2017			791	TRY	2,889	0	0
	05/2017		GBP	147,061	$	182,797	0	(1,576)
	05/2017	†	$	1,019	CAD	1,361	5	0
	05/2017			10,465	CNH	72,978	117	0
	10/2017		DKK	219,533	$	33,593	1,812	0
IND	04/2017		BRL	82,800		23,705	0	(2,744)
	04/2017		$	26,133	BRL	82,800	316	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	43

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
JPM	04/2017		BRL	381,000	$	109,786	$0	$(11,916)
	04/2017		DKK	108,451		15,731	180	0
	04/2017		GBP	5,928		7,231	0	(196)
	04/2017		INR	471,966		7,199	0	(76)
	04/2017		KRW	4,873,249		4,373	13	(1)
	04/2017		NZD	33,615		24,142	578	0
	04/2017		RUB	167,331		2,916	0	(41)
	04/2017		$	119,008	BRL	381,000	2,694	0
	04/2017			18,144	EUR	16,900	0	(115)
	04/2017			76,919	GBP	62,739	1,687	0
	04/2017			3,582	INR	237,278	75	0
	04/2017			353	MXN	7,276	35	0
	05/2017		JPY	5,140,000	$	45,628	0	(597)
	05/2017	†	$	991	EUR	935	8	0
	05/2017			12,649	RUB	737,448	302	0
	10/2017		BRL	99,500	$	29,265	0	(1,292)
	10/2017		DKK	20,770		3,183	177	0
	01/2018		BRL	35,590		9,838	0	(916)
MSB	05/2017		NZD	48,984		34,187	0	(125)
NAB	04/2017		$	7,647	CAD	10,237	51	0
	05/2017		CAD	10,237	$	7,650	0	(51)
	05/2017		$	15,190	EUR	14,192	0	(31)
NGF	04/2017			2,000	INR	131,994	35	0
	06/2017		MXN	19,110	$	945	0	(67)
	07/2017			19,110		940	0	(67)
	08/2017			28,660		1,399	0	(98)
	11/2017			101,480		4,922	0	(308)
	01/2018		BRL	355,700		99,789	0	(7,695)
SCX	04/2017		AUD	20,605		15,866	124	0
	04/2017		$	59,733	EUR	55,644	0	(373)
	04/2017			2,904	GBP	2,338	25	0
	05/2017		CNH	303,738	$	43,874	0	(168)
	05/2017		EUR	55,644		59,809	373	0
	05/2017		PLN	436		109	0	(1)
SOG	04/2017		COP	5,766,880		1,915	0	(87)
	04/2017		KRW	4,582,320		4,036	0	(64)
	04/2017		TWD	61,478		1,986	0	(40)
	04/2017		$	15,184	MXN	299,162	762	0
	04/2017			4,769	THB	167,526	106	0
	04/2017			3,811	TRY	14,156	70	(5)
	04/2017			2,791	ZAR	36,186	0	(105)
TOR	04/2017		KRW	2,300,580	$	2,000	0	(59)
	04/2017		$	210	MXN	4,176	13	0
	08/2017		MXN	84,183	$	4,196	0	(210)
UAG	04/2017		GBP	215,217		267,276	0	(2,370)
	04/2017		JPY	3,320,000		28,581	0	(1,246)
	04/2017		$	15,246	EUR	14,192	0	(106)

Total Forward Foreign Currency Contracts							$22,503	$(53,312)

44	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2017

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.380%	06/19/2017	$	16,800	$8	$23
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		11,500	1,149	243
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		11,500	1,149	1,745
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.720	07/16/2018		119,700	1,365	3,219
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/16/2018		158,100	1,834	3,983
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		28,500	2,852	602
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		28,500	2,851	4,326
RBC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/16/2018		11,000	129	277

								$11,337	$14,418

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor(1)	1.600%	3-Month USD-LIBOR	12/06/2019	$ 265,400	$3,716	$821
NGF	Call - OTC 2-Year Interest Rate Floor(1)	1.600	3-Month USD-LIBOR	12/06/2019	264,500	3,676	818

						$7,392	$1,639

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
GST	Call - OTC WTI Crude December Futures†	$66.000	12/31/2017	$ 18	$35	$4
JPM	Call - OTC WTI Crude December Futures†	66.000	12/31/2017	18	30	4

					$65	$8

Total Purchased Options					$18,794	$16,065

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC iTraxx Europe 26 5-Year	Buy	0.675%	06/21/2017	EUR	33,200	$(44)	$(70)
	Put - OTC iTraxx Europe 26 5-Year	Sell	1.000	06/21/2017		33,200	(48)	(19)

							$(92)	$(89)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	45

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC GBP versus USD	$	1.268	05/18/2017	GBP	50,805	$(358)	$(471)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC CPURNSA	218.803	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	02/11/2021	$ 85,000	$(863)	$(2)
	Floor - OTC YOY CPURNSA	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	18,900	(163)	(2)
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	325,100	(2,907)	(1)
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	33,400	(431)	0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR 31,400	(1,428)	(355)
JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	$ 25,800	(179)	(10)
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	109,200	(1,234)	(449)
	Floor - OTC YOY CPURNSA	238.643	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	40,600	(749)	(216)

						$ (7,954)	$(1,035)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.455%	05/18/2017	$	15,400	$(222)	$(130)
RYL	Call - OTC 5-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Receive	1.800	11/07/2017		65,600	(571)	(49)
	Put - OTC 5-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	2.600	11/07/2017		65,600	(571)	(1,109)

								$(1,364)	$(1,288)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor(1)	0.943%	3-Month USD-LIBOR	12/06/2019	$530,800	$(3,716)	$(298)
NGF	Call - OTC 2-Year Interest Rate Floor(1)	0.943	3-Month USD-LIBOR	12/06/2019	529,000	(3,680)	(297)

						$(7,396)	$(595)

46	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2017

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GST	Call - OTC Heating Oil December Futures†	$ 200.000	12/31/2017	$756	$(45)	$(7)
JPM	Call - OTC Heating Oil December Futures†	200.000	12/31/2017	756	(41)	(7)
MEI	Call - OTC NGCAL18†	2.800	05/31/2017	48,000	(9)	(9)
	Call - OTC NGCAL18†	3.250	05/31/2017	48,000	(10)	(9)

					$(105)	$(32)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GST	Call - OTC SPGCENP†	0.938	04/05/2017	$5,293	$(22)	$0
	Call - OTC SPGCICP†	0.669	04/05/2017	5,174	(23)	0

					$(45)	$0

Total Written Options					$(17,314)	$(3,510)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		1,108		21,414		(9,372)		(3,499)		(3,701)		5,950
Notional Amount in $		$2,604,003		$3,414,365		$(1,901,344)		$(1,726,066)		$(438,579)		$1,952,379
Notional Amount in AUD	AUD	0	AUD	13,850	AUD	(13,850)	AUD	0	AUD	0	AUD	0
Notional Amount in EUR	EUR	127,890	EUR	857,819	EUR	(263,930)	EUR	(462,209)	EUR	(161,770)	EUR	97,800
Notional Amount in GBP	GBP	0	GBP	299,285	GBP	0	GBP	(248,480)	GBP	0	GBP	50,805
Premiums		$(26,737)		$(35,143)		$26,308		$10,673		$2,960		$(21,939)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Pay	EURMARGIN 2Q17†	$8.050	06/30/2017	68,400	$(14)	$16	$2	$0
	Pay	EURMARGIN 3Q17†	7.180	09/30/2017	81,000	(23)	17	0	(6)
	Receive	EURMARGIN 4Q17†	4.090	12/31/2017	43,500	19	47	66	0
	Receive	EURMARGIN CAL17†	5.850	12/31/2017	43,200	0	52	52	0
	Pay	EURSIMP 2Q17†	2.956	06/30/2017	41,400	(3)	1	0	(2)
	Pay	EURSIMP 3Q17†	2.475	09/30/2017	42,000	(4)	2	0	(2)
	Receive	EURSIMP 4Q17†	1.000	12/31/2017	14,100	0	22	22	0
	Receive	EURSIMP CAL17†	0.550	12/31/2017	58,500	0	128	128	0
	Receive	NAPGASFO CAL17†	16.100	12/31/2017	63,000	0	(139)	0	(139)
	Receive	NAPGASFO CAL18†	12.700	12/31/2018	34,800	(1)	3	2	0
	Receive	NAPGASFO JZ17†	13.130	12/31/2017	4,500	0	3	3	0
	Receive	OREXIO 1Q18†	69.200	03/31/2018	14,100	0	(119)	0	(119)
	Pay	OREXIO 2Q17†	82.500	06/30/2017	12,600	0	75	75	0
	Receive	OREXIO 3Q17†	61.500	09/30/2017	9,900	0	77	77	0
	Pay	OREXIO 4Q17†	78.000	12/31/2017	900	0	12	12	0
	Receive	OREXIO 4Q18†	63.700	12/31/2018	2,700	0	(28)	0	(28)
	Receive	PLATGOLD N7†	238.250	07/07/2017	34,100	115	(2,190)	0	(2,075)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	47

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Pay	SLVRLND Index†	$17.910	11/30/2017	180,000	$0	$(100)	$0	$(100)
GST	Pay	GOLDLNPM Index†	1,365.100	07/05/2017	9,000	1,540	(521)	1019	0
	Receive	KWW N7†	0.098	06/23/2017	724,200	(32)	(76)	0	(108)
	Pay	OREXIO 1Q18†	72.300	03/31/2018	8,400	0	96	96	0
	Receive	OREXIO 1Q19†	58.400	03/31/2019	8,400	0	(56)	0	(56)
	Pay	OREXIO 3Q17†	78.650	09/30/2017	9,900	0	91	91	0
	Receive	OREXIO 3Q18†	63.550	09/30/2018	9,900	0	(80)	0	(80)
	Receive	OREXIO 4Q17†	59.700	12/31/2017	900	0	4	4	0
	Receive	OREXIO 4Q18†	62.000	12/31/2018	900	0	(8)	0	(8)
	Receive	PLATGOLD N7†	232.800	07/05/2017	15,600	8	(1,040)	0	(1,032)
	Receive	PLTMLNPM Index†	1,106.500	07/05/2017	9,000	(1,322)	(61)	0	(1,383)
JPM	Receive	EURMARGIN 2H17†	5.070	12/31/2017	22,800	0	31	31	0
	Pay	EURMARGIN 2Q17†	8.010	06/30/2017	63,900	(13)	13	0	0
	Pay	EURMARGIN 3Q17†	7.270	09/30/2017	46,401	(5)	6	1	0
	Receive	EURMARGIN 4Q17†	3.900	12/31/2017	60,000	0	102	102	0
	Receive	EURMARGIN CAL17†	5.850	12/31/2017	301,500	(120)	482	362	0
	Receive	EURSIMP CAL17†	0.770	12/31/2017	54,000	1	105	106	0
	Receive	HSFOEW 1Q18†	14.500	03/31/2018	9,000	3	8	11	0
	Receive	NAPGASFO CAL17†	15.900	12/31/2017	18,000	0	(36)	0	(36)
	Receive	NAPGASFO CAL18†	12.000	12/31/2018	22,800	0	2	2	0
	Pay	OREXIO 1Q18†	69.700	03/31/2018	5,700	0	51	51	0
	Receive	OREXIO 1Q19†	55.900	03/31/2019	5,700	0	(24)	0	(24)
	Receive	OREXIO 2Q17†	45.350	06/30/2017	12,600	0	392	392	0
MAC	Receive	CAW Z7†	0.275	11/15/2017	336,000	(36)	33	0	(3)
	Receive	CUAC 4Q17†	36.800	12/31/2017	882,000	1	84	85	0
	Receive	EURMARGIN 4Q17†	4.000	12/31/2017	28,800	13	33	46	0
	Pay	LXZ7†	2,750.000	12/18/2017	50	0	(1)	0	(1)
	Receive	LXZ8†	2,585.000	12/17/2018	50	0	6	6	0
	Receive	NAPGASFO CAL17†	16.100	12/31/2017	9,000	(10)	(10)	0	(20)
MYC	Pay	EURMARGIN 3Q17†	7.530	09/30/2017	15,099	0	4	4	0
	Receive	EURMARGIN 4Q17†	4.740	12/31/2017	15,600	0	14	14	0
	Receive	EURMARGIN 4Q17†	4.850	12/31/2017	48,900	20	17	37	0
	Receive	EURMARGIN CAL17†	5.780	12/31/2017	62,100	0	79	79	0
	Receive	EURMARGIN CAL17†	5.800	12/31/2017	36,000	0	45	45	0
	Pay	EURSIMP 2Q17†	2.600	06/30/2017	14,100	0	(5)	0	(5)
	Receive	EURSIMP CAL17†	0.560	12/31/2017	27,000	0	59	59	0
	Receive	EURSIMP CAL17†	0.780	12/31/2017	18,000	0	35	35	0
	Receive	EURSIMP CAL17†	0.880	12/31/2017	9,000	0	17	17	0
	Pay	GOLDLNPM Index†	1,255.000	11/29/2018	4,100	0	(104)	0	(104)
	Pay	GOLDLNPM Index†	1,266.200	11/29/2018	3,600	0	(52)	0	(52)
	Pay	GOLDLNPM Index†	1,289.000	11/29/2018	3,900	0	30	30	0
	Pay	SLVRLND Index†	17.938	11/29/2017	95,000	0	(50)	0	(50)
SOG	Pay	EURMARGIN 2Q17†	7.950	06/30/2017	15,300	0	(1)	0	(1)
	Pay	EURMARGIN 3Q17†	7.150	09/30/2017	15,000	0	(1)	0	(1)
UAG	Pay	GOLDLNPM Index†	1,223.100	12/01/2017	4,300	0	(162)	0	(162)
	Pay	SLVRLND Index†	17.660	12/01/2017	85,000	0	(71)	0	(71)
	Pay	SLVRLND Index†	17.766	12/01/2017	85,000	0	(62)	0	(62)
	Pay	SLVRLND Index†	18.027	12/01/2017	90,000	0	(42)	0	(42)

						$137	$(2,745)	$3,164	$(5,772)

48	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2017

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	12/20/2021	2.050%	$ 7,000	$(545)	$225	$0	$(320)
CBK	Brazil Government International Bond	1.000	06/20/2021	1.800	2,500	(216)	137	0	(79)
	Mexico Government International Bond	1.000	06/20/2021	0.989	3,500	(86)	89	3	0
DUB	Brazil Government International Bond	1.000	06/20/2021	1.800	2,000	(172)	109	0	(63)
	Italy Government International Bond	1.000	03/20/2019	0.682	7,100	(123)	170	47	0
FBF	Brazil Government International Bond	1.000	06/20/2021	1.800	4,000	(277)	151	0	(126)
HUS	Brazil Government International Bond	1.000	06/20/2021	1.800	3,100	(215)	118	0	(97)
	Mexico Government International Bond	1.000	06/20/2021	0.989	5,500	(133)	137	4	0
JPM	Brazil Government International Bond	1.000	06/20/2021	1.800	3,600	(251)	138	0	(113)
NGF	Russia Government International Bond	1.000	06/20/2021	1.292	4,600	(282)	230	0	(52)

						$(2,300)	$1,504	$54	$(850)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.010%	10/16/2017	$	21,300	$0	$290	$290	$0
	Pay	CPURNSA	1.580	05/23/2018		99,000	0	570	570	0
	Pay	CPURNSA	1.565	06/07/2018		10,300	0	68	68	0
	Receive	UKRPI	3.430	06/15/2030	GBP	4,400	1	80	81	0
BPS	Pay	CPTFEMU	0.550	10/15/2017	EUR	7,400	0	28	28	0
CBK	Receive	CPTFEMU	1.178	05/15/2026		5,600	0	(114)	0	(114)
DUB	Pay	CPURNSA	1.725	03/04/2019	$	4,425	0	21	21	0
GLM	Pay	CPURNSA	2.175	10/01/2018		20,900	41	(758)	0	(717)
	Pay	CPURNSA	2.205	10/11/2018		40,400	0	(1,447)	0	(1,447)
	Receive	UKRPI	3.400	06/15/2030	GBP	5,900	18	44	62	0
	Pay	UKRPI	3.325	08/15/2030		35,090	(84)	(427)	0	(511)
	Pay	UKRPI	3.145	05/15/2046		5,130	88	1,008	1,096	0
	Pay	UKRPI	3.120	06/15/2046		2,040	0	495	495	0
MYC	Receive	CPURNSA	1.788	07/18/2026	$	34,900	0	(1,679)	0	(1,679)
	Receive	CPURNSA	1.810	07/19/2026		29,700	0	(1,361)	0	(1,361)
	Receive	CPURNSA	1.800	07/20/2026		24,200	0	(1,131)	0	(1,131)
	Receive	CPURNSA	1.805	09/20/2026		5,600	0	(259)	0	(259)
RYL	Receive	CPTFEMU	1.385	12/15/2026	EUR	6,600	(32)	54	22	0
	Pay	CPURNSA	2.250	07/15/2017	$	18,300	65	(995)	0	(930)
	Pay	CPURNSA	1.128	11/02/2017		25,400	0	336	336	0
	Receive	FRCPXTOB	1.140	08/15/2026	EUR	7,200	0	(241)	0	(241)
	Receive	UKRPI	3.140	07/15/2031	GBP	3,200	0	(321)	0	(321)
UAG	Receive	UKRPI	3.320	05/15/2030		25,100	0	(99)	0	(99)

							$97	$(5,838)	$3,069	$(8,810)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	49

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	BCOMTR Index†	4,864,923	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	$832,252	$0	$8,178	$8,178	$0
	Receive	BCOMTR1 Index†	3,208,790	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	239,211	0	2,348	2,348	0
	Pay	SPGCINP Index†	214,055	(0.050)%	08/15/2017	37,878	0	(436)	0	(436)
CBK	Receive	CVICXMB2 Index†	441,406	0.100%	04/17/2017	46,864	0	(14)	0	(14)
	Receive	CVICXMB3 Index†	411,324	0.100%	04/17/2017	48,444	0	(23)	0	(23)
	Receive	BCOMTR Index†	4,386,574	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	750,420	0	7,374	7,374	0
	Receive	BCOMTR2 Index†	2,804,334	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	523,632	0	5,166	5,166	0
CIB	Receive	BCOMSK2 Index†	179,996	0.200%	08/15/2017	20,411	0	417	417	0
	Receive	BCOMTR Index†	369,575	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	63,224	0	621	621	0
FBF	Receive	BCOMSK3 Index†	198,587	0.180%	08/15/2017	20,041	0	418	418	0
	Receive	BCOMTR Index†	2,105,457	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	360,185	0	3,543	3,543	0
GST	Receive	BCOMF1T Index†	1,440,917	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	481,558	0	4,765	4,765	0
	Receive	BCOMTR Index†	3,057,245	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	523,009	0	5,137	5,137	0
	Receive	BCOMTR1 Index†	1,230,615	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	226,533	0	2,224	2,224	0
	Receive	BCOMTR2 Index†	1,163,427	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	201,155	0	1,985	1,985	0
	Pay	SPGCINP Index†	131,752	(0.050)%	08/15/2017	23,314	0	(268)	0	(268)
JPM	Pay	BCOMLC3T Index†	208,863	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	51,380	0	(1,368)	0	(1,368)
	Receive	BCOMLC5 Index†	405,366	0.000%	08/15/2017	51,239	0	1,369	1,369	0
	Pay	BCOMLH3 Index†	295,860	0.000%	08/15/2017	35,144	0	2,085	2,085	0
	Receive	BCOMLH5 Index†	193,071	0.000%	08/15/2017	34,701	0	(1,839)	0	(1,839)
	Receive	BCOMTR Index†	276,300	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	47,250	0	464	464	0
	Receive	JMABCTNE Index†	370,900	0.150%	08/15/2017	41,852	0	(23)	0	(23)
	Receive	JMABDEW2 Index†	102,138	0.300%	08/15/2017	87,288	0	(1,457)	0	(1,457)
	Receive	JMABNIC4 Index†	331,404	0.170%	08/15/2017	128,401	0	300	300	0
	Pay	SPGCINP Index†	4,930	(0.050)%	08/15/2017	872	0	(10)	0	(10)
MAC	Receive	BCOMSK1 Index†	188,957	0.170%	08/15/2017	21,082	0	295	295	0
	Receive	BCOMSK4 Index†	188,885	0.170%	08/15/2017	19,305	0	322	322	0
	Receive	BCOMTR1 Index†	1,172,285	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	111,745	0	1,098	1,098	0
	Receive	BCOMTR2 Index†	3,468,730	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	315,730	0	3,107	3,107	0
	Receive	MQCP563E Index†	62,093	0.950%	08/15/2017	8,205	0	(26)	0	(26)
MEI	Receive	BCOMTR Index†	1,073,957	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	183,724	0	1,806	1,806	0
	Receive	BCOMTR1 Index†	412,167	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	55,704	0	547	547	0
	Receive	BCOMTR2 Index†	2,887,831	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	368,041	0	3,537	3,537	0
MYC	Receive	BCOMTR Index†	1,473,281	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	252,037	0	2,478	2,478	0
	Receive	BCOMTR1 Index†	1,880,818	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	356,478	0	3,498	3,498	0
RBC	Receive	BCOMTR Index†	601,359	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	102,876	0	1,010	1,010	0
SOG	Receive	BCOMTR Index†	279,509	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	47,816	0	470	470	0
	Receive	BCOMTR2 Index†	3,306,863	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	207,149	0	2,038	2,038	0
UAG	Receive	BCOMTR Index†	35,000	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	5,988	0	59	59	0

							$0	$61,195	$66,659	$(5,464)

50	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2017

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Pay	ICE Brent Crude July Futures(7)†	7.182%	05/17/2017	$ 288	$0	$(2)	$0	$(2)
	Pay	ICE Brent Crude July Futures(7)†	8.066	05/17/2017	1,521	0	18	18	0
	Pay	ICE Brent Crude June Futures(7)†	6.101	04/17/2017	976	0	(3)	0	(3)
	Receive	NYMEX WTI Crude June Futures(7)†	6.970	05/17/2017	293	0	1	1	0
	Receive	NYMEX WTI Crude June Futures(7)†	7.840	05/17/2017	1,542	0	(28)	0	(28)
	Receive	NYMEX WTI Crude May Futures(7)†	5.905	04/17/2017	992	0	15	15	0
GST	Pay	GOLDLNPM Index(7)†	7.981	04/22/2020	14,078	0	559	559	0
	Pay	GOLDLNPM Index(7)†	8.585	04/27/2020	17,745	0	807	807	0
	Pay	GOLDLNPM Index(7)†	8.703	04/28/2020	10,000	0	465	465	0
	Pay	GOLDLNPM Index(7)†	7.023	07/29/2020	16,068	0	583	583	0
	Pay	ICE Brent Crude July Futures(7)†	9.860	05/25/2017	1,222	0	26	26	0
	Pay	ICE Brent Crude July Futures(7)†	9.923	05/25/2017	609	0	12	12	0
	Pay	ICE Brent Crude July Futures(7)†	10.017	05/25/2017	790	0	14	14	0
	Pay	ICE Brent Crude July Futures(7)†	10.563	05/25/2017	1,474	0	45	45	0
	Pay	ICE Brent Crude July Futures(7)†	11.560	05/25/2017	570	0	20	20	0
	Receive	NYMEX WTI Crude July Futures(7)†	9.610	05/25/2017	2,665	0	(55)	0	(55)
	Receive	NYMEX WTI Crude July Futures(7)†	10.240	05/25/2017	1,497	0	(46)	0	(46)
	Receive	NYMEX WTI Crude July Futures(7)†	11.223	05/25/2017	578	0	(20)	0	(20)
JPM	Receive	GOLDLNPM Index(7)†	4.331	04/22/2020	14,078	0	0	0	0
	Receive	GOLDLNPM Index(7)†	4.343	04/27/2020	17,745	0	0	0	0
	Receive	GOLDLNPM Index(7)†	4.347	04/28/2020	10,000	0	0	0	0
	Pay	GOLDLNPM Index(7)†	9.000	07/24/2020	8,000	0	382	382	0
	Receive	GOLDLNPM Index(7)†	3.861	07/29/2020	14,351	0	(39)	0	(39)
	Receive	GOLDLNPM Index(7)†	3.976	07/29/2020	1,717	0	0	0	0

						$0	$2,754	$2,947	$(193)

Total Swap Agreements						$(2,066)	$56,870	$75,893	$(21,089)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	51

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(j)	Securities with an aggregate market value of $38,614 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
PIMCO CommodityRealReturn Strategy Fund®
BOA	$2,267	$0	$1,009	$3,276	$(795)	$0	$(320)	$(1,115)	$2,161	$(2,110)	$51
BPS	6,080	0	28	6,108	(12,025)	(475)	0	(12,500)	(6,392)	6,084	(308)
BRC	187	0	0	187	(16)	0	0	(16)	171	(260)	(89)
CBK	85	23	3	111	(1,948)	(90)	(193)	(2,231)	(2,120)	2,095	(25)
DUB	923	1,988	68	2,979	(724)	0	(63)	(787)	2,192	(2,625)	(433)
FAR	0	821	0	821	0	(298)	0	(298)	523	(530)	(7)
FBF	426	0	0	426	(225)	0	(126)	(351)	75	0	75
GLM	327	0	1,653	1,980	(4,583)	(485)	(2,675)	(7,743)	(5,763)	4,786	(977)
HUS	4,575	0	4	4,579	(1,702)	0	(97)	(1,799)	2,780	(2,710)	70
IND	316	0	0	316	(2,744)	0	0	(2,744)	(2,428)	2,759	331
JPM	5,741	0	0	5,741	(15,150)	(675)	(113)	(15,938)	(10,197)	14,006	3,809
MSB	0	0	0	0	(125)	0	0	(125)	(125)	0	(125)
MYC	0	7,202	0	7,202	0	0	(4,430)	(4,430)	2,772	(4,400)	(1,628)
NAB	51	0	0	51	(82)	0	0	(82)	(31)	0	(31)
NGF	35	5,746	0	5,781	(8,235)	(297)	(52)	(8,584)	(2,803)	3,367	564
RBC	0	277	0	277	0	0	0	0	277	(470)	(193)
RYL	0	0	358	358	0	(1,158)	(1,492)	(2,650)	(2,292)	2,370	78
SCX	522	0	0	522	(542)	0	0	(542)	(20)	0	(20)
SOG	938	0	0	938	(301)	0	0	(301)	637	(550)	87
TOR	13	0	0	13	(269)	0	0	(269)	(256)	254	(2)
UAG	0	0	0	0	(3,722)	0	(99)	(3,821)	(3,821)	2,236	(1,585)

PIMCO Cayman Commodity Fund I, Ltd. (Subsidiary)
BOA	4	0	0	4	0	0	0	0	4	0	4
BPS	0	0	10,999	10,999	0	0	(2,839)	(2,839)	8,160	(7,750)	410
CBK	0	0	12,540	12,540	0	0	(136)	(136)	12,404	(12,403)	1
CIB	0	0	1,038	1,038	0	0	0	0	1,038	(1,020)	18
FBF	0	0	3,961	3,961	0	0	0	0	3,961	(4,130)	(169)
GLM	0	0	0	0	(124)	0	0	(124)	(124)	0	(124)
GST	0	4	17,852	17,856	0	(7)	(3,057)	(3,064)	14,792	(14,870)	(78)
HUS	5	0	0	5	0	0	0	0	5	0	5
JPM	8	4	5,658	5,670	0	(7)	(4,798)	(4,805)	865	(2,850)	(1,985)
MAC	0	0	4,959	4,959	0	0	(50)	(50)	4,909	(4,790)	119
MEI	0	0	5,890	5,890	0	(18)	0	(18)	5,872	(5,900)	(28)
MYC	0	0	6,296	6,296	0	0	(210)	(210)	6,086	(17,491)	(11,405)
RBC	0	0	1,010	1,010	0	0	0	0	1,010	(1,020)	(10)
SOG	0	0	2,508	2,508	0	0	(3)	(3)	2,505	(2,670)	(165)
UAG	0	0	59	59	0	0	(336)	(336)	(277)	327	50

Total Over the Counter	$22,503	$16,065	$75,893	$114,461	$(53,312)	$(3,510)	$(21,089)	$(77,911)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)	YOY options may have a series of expirations.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

52	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2017

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(7)	Variance Swap
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$880	$0	$0	$0	$109	$989
Futures	2,290	0	0	0	2,481	4,771
Swap Agreements	0	8	0	0	1,599	1,607

	$3,170	$8	$0	$0	$4,189	$7,367

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,503	$0	$22,503
Purchased Options	8	0	0	0	16,057	16,065
Swap Agreements	72,770	54	0	0	3,069	75,893

	$72,778	$54	$0	$22,503	$19,126	$114,461

	$75,948	$62	$0	$22,503	$23,315	$121,828

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$896	$0	$0	$0	$2,309	$3,205
Futures	3,153	0	0	0	1,481	4,634
Swap Agreements	0	29	0	0	3,838	3,867

	$4,049	$29	$0	$0	$7,628	$11,706

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$53,312	$0	$53,312
Written Options	32	89	0	471	2,918	3,510
Swap Agreements	11,366	850	63	0	8,810	21,089

	$11,398	$939	$63	$53,783	$11,728	$77,911

	$15,447	$968	$63	$53,783	$19,356	$89,617

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	53

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$715	$0	$0	$0	$(89)	$626
Written Options	2,817	0	0	0	724	3,541
Futures	(14,819)	0	0	0	(650)	(15,469)
Swap Agreements	0	(3,239)	0	0	(25,815)	(29,054)

	$(11,287)	$(3,239)	$0	$0	$(25,830)	$(40,356)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$36,435	$0	$36,435
Purchased Options	(351)	0	0	(277)	(7,935)	(8,563)
Written Options	1,755	1,014	0	4,315	(840)	6,244
Swap Agreements	395,823	660	62	113	(14,851)	381,807

	$397,227	$1,674	$62	$40,586	$(23,626)	$415,923

	$385,940	$(1,565)	$62	$40,586	$(49,456)	$375,567

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(422)	$0	$0	$0	$(449)	$(871)
Written Options	174	0	0	0	969	1,143
Futures	8,796	0	0	0	730	9,526
Swap Agreements	0	(209)	0	0	58,662	58,453

	$8,548	$(209)	$0	$0	$59,912	$68,251

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(29,383)	$0	$(29,383)
Purchased Options	41	0	0	6	4,722	4,769
Written Options	(598)	(86)	0	(189)	7,333	6,460
Swap Agreements	64,277	1,268	(62)	0	(6,237)	59,246

	$63,720	$1,182	$(62)	$(29,566)	$5,818	$41,092

	$72,268	$973	$(62)	$(29,566)	$65,730	$109,343

54	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$94	$0	$94
Corporate Bonds & Notes
Banking & Finance	0	249,624	0	249,624
Industrials	0	32,863	0	32,863
Utilities	0	32,448	0	32,448
U.S. Government Agencies	0	176,905	0	176,905
U.S. Treasury Obligations	0	6,472,456	0	6,472,456
Non-Agency Mortgage-Backed Securities	0	143,384	0	143,384
Asset-Backed Securities	0	99,996	0	99,996
Sovereign Issues	0	628,704	5,142	633,846
Short-Term Instruments
Certificates of Deposit	0	57,936	0	57,936
Repurchase Agreements	0	65,553	0	65,553
Japan Treasury Bills	0	126,482	0	126,482
Mexico Treasury Bills	0	20,202	0	20,202
U.S. Treasury Bills	0	1,222	0	1,222
Argentina Treasury Bills	0	22,989	0	22,989
	$0	$8,130,858	$5,142	$8,136,000

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$129,546	$0	$0	$129,546

Total Investments	$129,546	$8,130,858	$5,142	$8,265,546

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(12,536)	$0	$(12,536)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	5,757	1,607	0	7,364
Over the counter	0	114,453	8	114,461
	$5,757	$116,060	$8	$121,825

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5,528)	(6,158)	0	(11,686)
Over the counter	(9)	(77,888)	(14)	(77,911)
	$(5,537)	$(84,046)	$(14)	$(89,597)

Total Financial Derivative Instruments	$220	$32,014	$(6)	$32,228

Totals	$129,766	$8,150,336	$5,136	$8,285,238

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	55

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

56	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2017

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates

ANNUAL REPORT	MARCH 31, 2017	57

Notes to Financial Statements (Cont.)

the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Consolidated Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement of Cash Flows, as applicable, has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

58	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2017

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under ASC 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

ANNUAL REPORT	MARCH 31, 2017	59

Notes to Financial Statements (Cont.)

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may

60	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2017

include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

ANNUAL REPORT	MARCH 31, 2017	61

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads,

62	PIMCO COMMODITYREALRETURN STRATEGY FUND®

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default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in an affiliated Fund for the period ended March 31, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$750,688	$4,222,258	$(4,843,701)	$487	$(186)	$129,546	$1,759	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

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(b) Investments in Securities

Delayed-Delivery Transactions  The Fund may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Notes to Financial Statements (Cont.)

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of March 31, 2017, the Fund had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the

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interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Fund may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

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Notes to Financial Statements (Cont.)

When-Issued Transactions  The Fund may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on

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the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Fund may enter into short sales transactions. Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency

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Notes to Financial Statements (Cont.)

exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

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The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Fund may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  The Fund may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Commodity Futures Contracts  The Fund may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

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Notes to Financial Statements (Cont.)

Options on Exchange-Traded Futures Contracts  The Fund may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  The Fund may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  The Fund may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

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For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Fund may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  The Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in

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Notes to Financial Statements (Cont.)

the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues

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as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Fund may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve

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Notes to Financial Statements (Cont.)

commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  The Fund also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of

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certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Fund may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Fund’s liquidity and net asset value. Such transactions may also increase the Fund’s transaction costs or otherwise cause the Fund to perform differently than intended. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate

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Notes to Financial Statements (Cont.)

earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

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Master Netting Arrangements  The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

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Notes to Financial Statements (Cont.)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory

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and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.25%
Class P	0.35%
Administrative Class	0.25%
Class D	0.45%
Class A	0.45%
Class C	0.45%
Class R	0.45%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

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Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2017, the Distributor retained $7,047,450 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000, the valuation oversight committee lead receives an additional annual retainer of $11,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $5,750) and the governance committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

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(e) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund I, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2017, the amount was $9,587,647. See Note 13, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2017, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$665,505	$42,978

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment

ANNUAL REPORT	MARCH 31, 2017	83

Notes to Financial Statements (Cont.)

objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$13,097,791	$12,154,714	$789,737	$1,260,410

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares~	Amount

Receipts for shares sold
Institutional Class	344,172	$2,390,045	371,393	$2,653,158
Class P	38,056	266,372	45,583	326,230
Administrative Class	6,211	42,421	12,966	97,054
Class D	13,927	95,789	17,274	125,705
Class A	12,127	83,440	15,547	109,949
Class C	1,543	10,121	1,893	13,251
Class R	1,730	11,610	2,807	19,689

Issued as reinvestment of distributions
Institutional Class	11,663	80,830	36,116	267,521
Class P	989	6,833	4,490	33,024
Administrative Class	194	1,319	1,434	10,281
Class D	562	3,810	2,288	16,482
Class A	487	3,293	2,264	16,269
Class C	115	744	836	5,807
Class R	76	505	348	2,432

Cost of shares redeemed
Institutional Class	(252,143)	(1,768,544)	(683,025)	(4,930,814)
Class P	(38,237)	(265,059)	(82,416)	(584,755)
Administrative Class	(19,861)	(135,304)	(14,022)	(98,887)
Class D	(17,272)	(118,873)	(25,240)	(187,053)
Class A	(20,958)	(144,020)	(24,105)	(173,795)
Class C	(5,349)	(34,992)	(9,853)	(68,513)
Class R	(3,128)	(21,151)	(1,500)	(10,289)
Net increase (decrease) resulting from Fund share transactions	74,904	$509,189	(324,922)	$(2,357,254)
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.

84	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2017

13. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Fund (amounts in thousands).

Date of Incorporation	07/21/2006
Subscription Agreement	08/01/2006
Consolidated Fund Net Assets	$6,531,835
Subsidiary % of Fund Net Assets	19.0%
Subsidiary Financial Statement Information
Total assets	$1,827,878
Total liabilities	589,563
Net assets	$1,238,315
Total income	40,823
Net investment income (loss)	28,466
Net realized gain (loss)	385,442
Net change in unrealized appreciation (depreciation)	62,473
Increase (decrease) in net assets resulting from operations	$476,381

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters. The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

ANNUAL REPORT	MARCH 31, 2017	85

Notes to Financial Statements (Cont.)

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2017, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2014-2016, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income.

Based on the reasoning in such private letter rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through any investments in its respective Subsidiary and possibly through investments in commodity-linked notes.

It should be noted, however, that the IRS suspended the issuance of such rulings. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS has also revoked private letter rulings on the treatment of commodity linked notes on a prospective basis. The IRS has further issued proposed regulations that, if finalized , would generally treat a Fund’s income inclusion with respect to a Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a Subsidiary that are attributable to such income conclusion.

86	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2017

There can be no assurance that the IRS will not further change its position relating to whether that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes and other commodity-linked derivatives may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

As of March 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

PIMCO CommodityRealReturn Strategy Fund®

Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral-Capital(5)	Qualified Late-Year Loss Deferral-Ordinary(6)
$463,579	$0	$3,699	$(22,436)	$(545,599)	$0	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through March 31, 2017 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through March 31, 2017 and Ordinary losses realized during the period January 1, 2017 through March 31, 2017, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2017, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

PIMCO CommodityRealReturn Strategy Fund®

Short-Term	Long-Term
$203,205	$342,394
†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2017	87

Notes to Financial Statements (Cont.)

March 31, 2017

As of March 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

PIMCO CommodityRealReturn Strategy Fund®

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
$8,289,555	$91,177	$(115,186)	$(24,009)
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, sale/buyback transactions, and treasury inflation-protected securities deflationary (TIPS) adjustments for federal income tax purposes.

For the fiscal years ended March 31, 2017 and March 31, 2016, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

PIMCO CommodityRealReturn Strategy Fund®

March 31, 2017			March 31, 2016
Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
$107,017	$0	$0	$385,712	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

Effective April 1, 2017, all Class C shares with a minimum ten year holding period will be converted to Class A shares of the same Fund, for all Funds of the PIMCO Funds Trust that offer Class C Shares. This automatic conversion feature was approved by the Board on January 24, 2017.

There were no other subsequent events identified that require recognition or disclosure.

88	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO CommodityRealReturn Strategy Fund®

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the PIMCO CommodityRealReturn Strategy Fund® and its subsidiary (one of the funds constituting the PIMCO Funds, hereafter referred to as the “Fund”) as of March 31, 2017, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

ANNUAL REPORT	MARCH 31, 2017	89

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BOA	Bank of America N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOM	Bank of Montreal	JPM	JPMorgan Chase Bank N.A.
BOS	Banc of America Securities LLC	MAC	Macquarie Bank Limited
BPG	BNP Paribas Securities Corp.	MBC	HSBC Bank Plc
BPS	BNP Paribas S.A.	MEI	Merrill Lynch International
BRC	Barclays Bank PLC	MSB	Morgan Stanley Bank, N.A
BSN	Bank of Nova Scotia	MSC	Morgan Stanley & Co., Inc.
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services, Inc.
CIB	Canadian Imperial Bank of Commerce	NAB	National Australia Bank Ltd.
DEU	Deutsche Bank Securities, Inc.	NGF	Nomura Global Financial Products, Inc.
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada
FAR	Wells Fargo Bank National Association	RDR	RBC Capital Markets
FBF	Credit Suisse International	RYL	Royal Bank of Scotland Group PLC
GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank
GRE	RBS Securities, Inc.	SOG	Societe Generale
GSC	Goldman Sachs & Co.	SSB	State Street Bank and Trust Co.
GST	Goldman Sachs International	TOR	Toronto Dominion Bank
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
COP	Colombian Peso	PLN	Polish Zloty
CZK	Czech Koruna	RUB	Russian Ruble
DKK	Danish Krone	THB	Thai Baht
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	TWD	Taiwanese Dollar
HUF	Hungarian Forint	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange
CME	Chicago Mercantile Exchange	OTC	Over the Counter
ICE	IntercontinentalExchange®

90	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

Index/Spread Abbreviations:
BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	EURMARGIN	European Refined Margin
BCOMLC3T	Bloomberg Live Cattle 3-Month Forward	EURSIMP	Weighted Basket of Refined Products
BCOMLC5	Bloomber Live Cattle Sub-Index 5-Month Forward	FRCPXTOB	France Consumer Price ex-Tobacco Index
BCOMLH	Bloomberg Lean Hogs Sub-Index	GOLDLNPM	London Gold Market Fixing Ltd. PM
BCOMLH3	Bloomberg Lean Hogs Sub-Index 3-Month Forward	JMABCTNE	J.P. Morgan JMABCTNE Commodity Index
BCOMLH5	Bloomberg Lean Hogs Sub-Index 5-Month Forward	NGCAL18	Natural Gas Calendar 2018
BCOMTR	Bloomberg Commodity Index Total Return	OREXIO	Iron Ore Spread
CDX.HY	Credit Derivatives Index - High Yield	PLTMLNPM	London Platinum & Palladium Market PM Fix
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	SLVRLND	London Silver Market Fixing Ltd.
CPTFEMU	Eurozone HICP ex-Tobacco Index	SPGCENP	S&P GSCI Energy Official Close Index ER
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
CUAC	Corn-Ethanol Spread Calendar Swap	SPGCINP	S&P GSCI Industrial Metals ER
CVICXMB2	Citi Congestion Ex PM M F2 Index	UKRPI	United Kingdom Retail Price Index
CVICXMB3	Citi Congestion Ex PM M F3 Index	ULSD	Ultra-Low Sulfur Diesel

Other Abbreviations:
ABS	Asset-Backed Security	oz.	Ounce
ALT	Alternate Loan Trust	RBOB	Reformulated Blendstock for Oxygenate Blending
CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
NCUA	National Credit Union Administration	WTI	West Texas Intermediate
OAT	Obligations Assimilables du Trésor	YOY	Year-Over-Year

ANNUAL REPORT	MARCH 31, 2017	91

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

PIMCO CommodityRealReturn Strategy Fund®

Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
0.00%	0.29%	$107,017	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

92	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Management of the Trust

     Unaudited

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees*
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge*** (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter G. Strelow*** (1970) Trustee	05/2017 to present	Managing Director, Chief Administrative Officer, PIMCO; President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, MarineMax Inc.
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
Kym M. Hubbard**** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, State Auto Financial Corporation.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2017	93

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Messrs. Harris, Hodge and Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	Effective May 16, 2017, Mr. Strelow became a Trustee of the Trust and Mr. Hodge retired from service as a Trustee of the Trust.
****	The information for the individuals listed is as of March 31, 2017 (as of May 16, 2017 for Mr. Strelow). Ms. Hubbard became a Trustee of the Trust effective February 14, 2017.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, Chief Administrative Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.
Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

94	PIMCO COMMODITYREALRETURN STRATEGY FUND®

     Unaudited

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.
Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.
Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2017	95

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

96	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2017	97

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3012AR_033117

PIMCO Funds

Annual Report

March 31, 2017

PIMCO Income Fund

Share Classes

∎	Institutional
∎	P
∎	Administrative
∎	D
∎	A
∎	C
∎	R

* This report includes a summary Schedule of Investments. A complete Schedule of Investments for the PIMCO Income Fund may be obtained, without charge, upon request, by contacting a PIMCO Funds representative at (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2017, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

In the early part of the reporting period in June 2016, the outcome of the U.K. referendum, or Brexit, prompted market volatility to rise, sovereign yields to rally significantly and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the fundamental backdrop of the global economy as remaining largely intact, and as expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of other political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain over this period.

At its December 2016 meeting, the European Central Bank (“ECB”) opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. On December 14, 2016, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25 percentage points to a range of 0.50%-0.75%. And on March 15, 2017, the Fed raised the rate again by 0.25 percentage points to a range of 0.75%-1.00%, representing their third rate increase in ten years.

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the March quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda, including the last-minute cancelation of the healthcare vote in the House of Representatives, left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. However, rising geopolitical tensions outside of the reporting period, namely Syria and North Korea, contributed to growing investor anxiety.

Financial market highlights of the twelve-month reporting period include:

∎	U.S. Treasury yields rose across the yield curve over the reporting period. The yield on the benchmark ten-year U.S. Treasury note was 2.40% at the end of the

2	PIMCO INCOME FUND

reporting period, up from 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, declined 1.44% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 0.44% over the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.48% over the reporting period, as represented by the Bloomberg Barclays U.S. TIPS Index. Real yields rose and the yield curve flattened as the Fed continued its normalization of interest rates and pro-growth sentiment emerged in the wake of the U.S. election. Market-based inflation expectations ended the period sharply higher as oil prices rallied and fears of policy-induced inflation lead to increased demand for U.S. TIPS.

∎

Diversified commodities posted positive returns, as represented by the Bloomberg Commodity Index Total Return, which returned 8.71% over the reporting period. The energy and industrial metals sectors led the rebound within commodity markets. Within energy, oil prices rose sharply as U.S. production growth slowed and the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to a coordinated cut to output. Base metals broadly gained on improved China sentiment and in anticipation of potential infrastructure spending in the U.S.

∎

Agency mortgage-backed securities (“MBS”) returned 0.17% over the reporting period, as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index. The asset class modestly outperformed like-duration U.S. Treasuries, as continued Fed intervention and strong overseas demand helped offset mortgage extension selling following the U.S. election. Non-Agency MBS continued to perform well due to improving housing fundamentals, limited new issuance, and sustained investor appetite.

∎

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 2.96% over the reporting period. Investment grade credit spreads tightened due to strong investor demand for high grade retail mutual funds and ETFs, low volatility, and corporate earnings strength. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 16.88% over the reporting period, which benefited from a strong rally of commodity sectors, namely the energy and metals & mining sectors.

∎

Tax-exempt municipal bonds returned 0.15% over the reporting period, as represented by the Bloomberg Barclays Municipal Bond Index. The municipal bond market benefited from constructive retail, institutional, and foreign demand through the first half of the reporting period. The positive sentiment reversed post-U.S. election as investors weighed possibilities of policy shifts

ANNUAL REPORT	MARCH 31, 2017	3

Chairman’s Letter (Cont.)

around tax rates, a potential repeal of the tax exemption, and heightened infrastructure funding. Municipal bond investors remained focused on Puerto Rico as the island continued to default on select governmental issues and federally-led restructuring efforts moved forward.

∎

Emerging market (“EM”) debt sectors generally benefited from improving fundamentals in most emerging economies, stable commodity prices and accommodative global central banks. Better fundamentals attracted robust inflows into the asset class and also supported performance during the reporting period. Though returns were strong, the surprise result of the U.S. election weighed somewhat on performance in the latter half of the reporting period due to uncertainty surrounding the impact of future trade policy on EM countries. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 8.82% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.47% over the reporting period.

∎

Global equities generally posted strong positive returns in response to supportive central bank policies and healthy investor risk appetite over the full reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.17% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 17.22% over the reporting period. Global equities, as represented by the MSCI World Index, returned 14.77% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INCOME FUND

Important Information About the PIMCO Income Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus.

The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant

ANNUAL REPORT	MARCH 31, 2017	5

Important Information About the PIMCO Income Fund (Cont.)

portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if

6	PIMCO INCOME FUND

the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO Income Fund	03/30/07	03/30/07	04/30/08	03/30/07	03/30/07	03/30/07	03/30/07	03/30/07	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees, (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

ANNUAL REPORT	MARCH 31, 2017	7

Important Information About the PIMCO Income Fund (Cont.)

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

8	PIMCO INCOME FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2017	9

PIMCO Income Fund

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (03/30/07)
PIMCO Income Fund Institutional Class	9.90%	8.39%	9.12%	9.12%
PIMCO Income Fund Class P	9.79%	8.29%	9.02%	9.02%
PIMCO Income Fund Administrative Class	9.64%	8.14%	8.86%	8.86%
PIMCO Income Fund Class D	9.54%	8.07%	8.80%	8.80%
PIMCO Income Fund Class A	9.47%	7.98%	8.67%	8.67%
PIMCO Income Fund Class A (adjusted)	5.36%	7.15%	8.26%	8.26%
PIMCO Income Fund Class C	8.68%	7.25%	7.90%	7.90%
PIMCO Income Fund Class C (adjusted)	7.68%	7.25%	7.90%	7.90%
PIMCO Income Fund Class R	9.20%	7.73%	8.42%	8.41%
Bloomberg Barclays U.S. Aggregate Index	0.44%	2.34%	4.27%	4.27%
Lipper Multi-Sector Income Funds Average	7.17%	3.90%	5.07%	5.07%	♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 03/31/2007.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.45% for Institutional Class shares, 0.55% for Class P shares, 0.70% for Administrative Class shares, 0.79% for Class D shares, 0.85% for Class A shares, 1.60% for Class C shares, and 1.10% for Class R shares.

10	PIMCO INCOME FUND

Institutional Class - PIMIX	Class P - PONPX	Administrative Class - PIINX	Class D - PONDX
Class A - PONAX	Class C - PONCX	Class R - PONRX

Allocation Breakdown as of 03/31/2017†§

U.S. Treasury Obligations	25.2%
Asset-Backed Securities	19.6%
Corporate Bonds & Notes	17.3%
Non-Agency Mortgage-Backed Securities	14.0%
U.S. Government Agencies	9.2%
Sovereign Issues	6.6%
Short-Term Instruments‡	5.2%
Other	2.9%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Positions in non-agency mortgage-backed securities (MBS) contributed to performance, as total returns in these securities were positive over the reporting period.

»	Exposure to high yield corporate spread duration contributed to performance, as spreads narrowed over the reporting period.

»	Exposure to dollar-denominated emerging market external debt contributed to performance, as spreads narrowed over the reporting period.
»	Exposure to investment grade corporate spread duration contributed to performance, as spreads tightened over the reporting period.

»	An overweight to Mexican duration detracted from performance, as rates rose over the reporting period.

ANNUAL REPORT	MARCH 31, 2017	11

Expense Example PIMCO Income Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2016 to March 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,043.20	$2.60	$1,000.00	$1,022.39	$2.57	0.51%
Class P	1,000.00	1,042.60	3.11	1,000.00	1,021.89	3.07	0.61
Administrative Class	1,000.00	1,041.90	3.87	1,000.00	1,021.14	3.83	0.76
Class D	1,000.00	1,041.40	4.33	1,000.00	1,020.69	4.28	0.85
Class A	1,000.00	1,041.10	4.63	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	1,037.40	8.43	1,000.00	1,016.65	8.35	1.66
Class R	1,000.00	1,039.90	5.90	1,000.00	1,019.15	5.84	1.16

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8 in the Notes to Financial Statements.

12	PIMCO INCOME FUND

Benchmark Descriptions

Index*	Description

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	13

Financial Highlights PIMCO Income Fund

		Investment Operations			Less Distributions(b)
Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
03/31/2017	$11.77	$0.57	$0.57	$1.14	$(0.58)	$0.00	$(0.09)	$(0.67)
03/31/2016	12.40	0.47	(0.18)	0.29	(0.91)	(0.01)	0.00	(0.92)
03/31/2015	12.47	0.54	0.19	0.73	(0.77)	(0.03)	0.00	(0.80)
03/31/2014	12.54	0.56	0.06	0.62	(0.67)	(0.02)	0.00	(0.69)
03/31/2013	11.26	0.60	1.51	2.11	(0.76)	(0.07)	0.00	(0.83)
Class P
03/31/2017	11.77	0.56	0.56	1.12	(0.56)	0.00	(0.09)	(0.65)
03/31/2016	12.40	0.46	(0.18)	0.28	(0.90)	(0.01)	0.00	(0.91)
03/31/2015	12.47	0.52	0.20	0.72	(0.76)	(0.03)	0.00	(0.79)
03/31/2014	12.54	0.54	0.07	0.61	(0.66)	(0.02)	0.00	(0.68)
03/31/2013	11.26	0.58	1.52	2.10	(0.75)	(0.07)	0.00	(0.82)
Administrative Class
03/31/2017	11.77	0.54	0.57	1.11	(0.55)	0.00	(0.09)	(0.64)
03/31/2016	12.40	0.44	(0.18)	0.26	(0.88)	(0.01)	0.00	(0.89)
03/31/2015	12.47	0.50	0.20	0.70	(0.74)	(0.03)	0.00	(0.77)
03/31/2014	12.54	0.53	0.06	0.59	(0.64)	(0.02)	0.00	(0.66)
03/31/2013	11.26	0.54	1.54	2.08	(0.73)	(0.07)	0.00	(0.80)
Class D
03/31/2017	11.77	0.53	0.57	1.10	(0.54)	0.00	(0.09)	(0.63)
03/31/2016	12.40	0.43	(0.18)	0.25	(0.87)	(0.01)	0.00	(0.88)
03/31/2015	12.47	0.49	0.21	0.70	(0.74)	(0.03)	0.00	(0.77)
03/31/2014	12.54	0.51	0.08	0.59	(0.64)	(0.02)	0.00	(0.66)
03/31/2013	11.26	0.56	1.52	2.08	(0.73)	(0.07)	0.00	(0.80)
Class A
03/31/2017	11.77	0.53	0.56	1.09	(0.53)	0.00	(0.09)	(0.62)
03/31/2016	12.40	0.42	(0.18)	0.24	(0.86)	(0.01)	0.00	(0.87)
03/31/2015	12.47	0.48	0.20	0.68	(0.72)	(0.03)	0.00	(0.75)
03/31/2014	12.54	0.51	0.06	0.57	(0.62)	(0.02)	0.00	(0.64)
03/31/2013	11.26	0.54	1.52	2.06	(0.71)	(0.07)	0.00	(0.78)

14	PIMCO INCOME FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income	Portfolio Turnover Rate

$12.24	9.90%	$33,638,113	0.48%		0.48%		0.45%		0.45%		4.73%	190%
11.77	2.48	22,362,456	0.45		0.45		0.45		0.45		3.90	52
12.40	5.98	17,154,519	0.45		0.45		0.45		0.45		4.26	164
12.47	5.08	14,860,145	0.45		0.45		0.45		0.45		4.49	251
12.54	19.27	12,784,174	0.47		0.48		0.44		0.45		4.95	226

12.24	9.79	16,623,094	0.58		0.58		0.55		0.55		4.63	190
11.77	2.37	10,598,545	0.55		0.55		0.55		0.55		3.80	52
12.40	5.89	8,305,727	0.55		0.55		0.55		0.55		4.12	164
12.47	5.00	4,296,314	0.55		0.55		0.55		0.55		4.40	251
12.54	19.17	2,506,400	0.57		0.58		0.54		0.55		4.76	226

12.24	9.64	343,576	0.73		0.73		0.70		0.70		4.47	190
11.77	2.22	273,019	0.70		0.70		0.70		0.70		3.66	52
12.40	5.74	213,959	0.70		0.70		0.70		0.70		3.97	164
12.47	4.87	141,218	0.70		0.70		0.70		0.70		4.32	251
12.54	19.02	26,705	0.72		0.73		0.69		0.70		4.45	226

12.24	9.54	11,708,225	0.82		0.82		0.79		0.79		4.42	190
11.77	2.12	9,219,703	0.79		0.79		0.79		0.79		3.56	52
12.40	5.67	7,352,218	0.79		0.79		0.79		0.79		3.91	164
12.47	4.83	5,275,821	0.77	(c)	0.77	(c)	0.77	(c)	0.77	(c)	4.16	251
12.54	18.97	4,489,774	0.77		0.78		0.74		0.75		4.58	226

12.24	9.47	8,940,045	0.88		0.88		0.85		0.85		4.36	190
11.77	2.06	7,101,561	0.85		0.85		0.85		0.85		3.50	52
12.40	5.58	5,509,496	0.85		0.85		0.85		0.85		3.86	164
12.47	4.70	4,659,829	0.85		0.85		0.85		0.85		4.11	251
12.54	18.83	4,016,302	0.87		0.88		0.84		0.85		4.47	226

ANNUAL REPORT	MARCH 31, 2017	15

Financial Highlights PIMCO Income Fund (Cont.)

		Investment Operations			Less Distributions(b)
Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Class C
03/31/2017	$11.77	$0.43	$0.57	$1.00	$(0.44)	$0.00	$(0.09)	$(0.53)
03/31/2016	12.40	0.33	(0.18)	0.15	(0.77)	(0.01)	0.00	(0.78)
03/31/2015	12.47	0.39	0.21	0.60	(0.64)	(0.03)	0.00	(0.67)
03/31/2014	12.54	0.42	0.08	0.50	(0.55)	(0.02)	0.00	(0.57)
03/31/2013	11.26	0.45	1.54	1.99	(0.64)	(0.07)	0.00	(0.71)
Class R
03/31/2017	11.77	0.49	0.57	1.06	(0.50)	0.00	(0.09)	(0.59)
03/31/2016	12.40	0.39	(0.18)	0.21	(0.83)	(0.01)	0.00	(0.84)
03/31/2015	12.47	0.45	0.21	0.66	(0.70)	(0.03)	0.00	(0.73)
03/31/2014	12.54	0.48	0.07	0.55	(0.60)	(0.02)	0.00	(0.62)
03/31/2013	11.26	0.51	1.53	2.04	(0.69)	(0.07)	0.00	(0.76)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.
(c)	Effective October 1, 2013, the Class’s supervisory and administrative fee was increased by 0.04% to an annual rate of 0.29%.

16	PIMCO INCOME FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income	Portfolio Turnover Rate

$12.24	8.68%	$7,916,026	1.63%	1.63%	1.60%	1.60%	3.60%	190%
11.77	1.28	6,480,609	1.60	1.60	1.60	1.60	2.75	52
12.40	4.87	5,081,593	1.60	1.60	1.60	1.60	3.10	164
12.47	4.08	3,754,059	1.60	1.60	1.60	1.60	3.36	251
12.54	18.10	2,712,135	1.62	1.63	1.59	1.60	3.71	226

12.24	9.20	324,987	1.13	1.13	1.10	1.10	4.07	190
11.77	1.80	204,389	1.10	1.10	1.10	1.10	3.26	52
12.40	5.34	106,551	1.10	1.10	1.10	1.10	3.58	164
12.47	4.49	64,662	1.10	1.10	1.10	1.10	3.90	251
12.54	18.58	35,624	1.12	1.13	1.09	1.10	4.20	226

ANNUAL REPORT	MARCH 31, 2017	17

Statement of Assets and Liabilities PIMCO Income Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities	$97,405,924
Investments in Affiliates	712,019
Financial Derivative Instruments
Exchange-traded or centrally cleared	36,693
Over the counter	410,859
Deposits with counterparty	11,612
Foreign currency, at value	192,504
Receivable for investments sold	548,777
Receivable for TBA investments sold	6,256,768
Receivable for Fund shares sold	314,867
Interest and/or dividends receivable	419,658
Dividends receivable from Affiliates	146
Other assets	10
Total Assets	106,309,837

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$13,749,898
Payable for sale-buyback transactions	1,096,436
Payable for short sales	2,275,992
Financial Derivative Instruments
Exchange-traded or centrally cleared	33,669
Over the counter	759,278
Payable for investments purchased	563,356
Payable for investments in Affiliates purchased	146
Payable for investments purchased on a delayed-delivery basis	1,435,857
Payable for TBA investments purchased	6,490,818
Deposits from counterparty	177,658
Payable for Fund shares redeemed	147,967
Distributions payable	35,470
Overdraft due to custodian	746
Accrued investment advisory fees	17,453
Accrued supervisory and administrative fees	18,635
Accrued distribution fees	8,031
Accrued servicing fees	3,817
Other liabilities	544
Total Liabilities	26,815,771

Net Assets	$79,494,066

Net Assets Consist of:
Paid in capital	$77,922,075
(Overdistributed) net investment income	19,023
Accumulated undistributed net realized gain	(29,826)
Net unrealized appreciation	1,582,794
Net Assets	$79,494,066

Cost of investments in securities	$96,194,839
Cost of investments in Affiliates	$712,019
Cost of foreign currency held	$192,842
Proceeds received on short sales	$2,257,838
Cost or premiums of financial derivative instruments, net	$(776,618)

18	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2017

Net Assets:
Institutional Class	$33,638,113
Class P	16,623,094
Administrative Class	343,576
Class D	11,708,225
Class A	8,940,045
Class C	7,916,026
Class R	324,987
Shares Issued and Outstanding:
Institutional Class	2,747,901
Class P	1,357,951
Administrative Class	28,067
Class D	956,462
Class A	730,330
Class C	646,704
Class R	26,549
Net Asset Value Per Share Outstanding:
Institutional Class	$12.24
Class P	12.24
Administrative Class	12.24
Class D	12.24
Class A	12.24
Class C	12.24
Class R	12.24

ANNUAL REPORT	MARCH 31, 2017	19

Statement of Operations PIMCO Income Fund

Year Ended March 31, 2017
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$3,448,062
Dividends	3,812
Dividends from Investments in Affiliates	23,188
Total Income	3,475,062

Expenses:
Investment advisory fees	166,346
Supervisory and administrative fees	178,844
Distribution and/or servicing fees - Administrative Class	664
Distribution and/or servicing fees - Class D	25,607
Distribution fees - Class C	54,954
Distribution fees - Class R	677
Servicing fees - Class A	19,866
Servicing fees - Class C	18,318
Servicing fees - Class R	677
Trustee fees	459
Interest expense	20,145
Miscellaneous expense	562
Total Expenses	487,119

Net Investment Income	2,987,943

Net Realized Gain (Loss):
Investments in securities	262,826
Investments in Affiliates	4,810
Exchange-traded or centrally cleared financial derivative instruments	1,343,014
Over the counter financial derivative instruments	(421,400)
Short sales	(4,657)
Foreign currency	46,187

Net Realized Gain	1,230,780

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	1,272,091
Investments in Affiliates	(2,411)
Exchange-traded or centrally cleared financial derivative instruments	(164,460)
Over the counter financial derivative instruments	824,477
Short sales	(17,704)
Foreign currency assets and liabilities	4,986

Net Change in Unrealized Appreciation	1,916,979

Net Increase in Net Assets Resulting from Operations	$6,135,702

* Foreign tax withholdings	$43

20	PIMCO INCOME FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Income Fund

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase in Net Assets from:

Operations:
Net investment income	$2,987,943	$1,818,587
Net realized gain	1,230,780	728,587
Net change in unrealized appreciation (depreciation)	1,916,979	(1,449,378)

Net Increase in Net Assets Resulting from Operations	6,135,702	1,097,796

Distributions to Shareholders:
From net investment income
Institutional Class	(1,311,137)	(1,460,283)
Class P	(622,974)	(771,971)
Administrative Class	(12,133)	(17,413)
Class D	(458,879)	(608,250)
Class A	(351,109)	(455,928)
Class C	(270,230)	(374,817)
Class R	(11,303)	(10,982)
From net realized capital gains
Institutional Class	0	(17,369)
Class P	0	(9,807)
Administrative Class	0	(209)
Class D	0	(7,630)
Class A	0	(5,811)
Class C	0	(5,344)
Class R	0	(155)
Tax basis return of capital
Institutional Class	(193,780)	0
Class P	(94,077)	0
Administrative Class	(1,886)	0
Class D	(72,805)	0
Class A	(56,494)	0
Class C	(52,093)	0
Class R	(1,927)	0

Total Distributions(a)	(3,510,827)	(3,745,969)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	20,628,909	15,164,392

Total Increase in Net Assets	23,253,784	12,516,219

Net Assets:
Beginning of year	56,240,282	43,724,063
End of year*	$79,494,066	$56,240,282

*Including undistributed (overdistributed) net investment income of:	$19,023	$(512,548)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2017	21

Summary Schedule of Investments PIMCO Income Fund

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
INVESTMENTS IN SECURITIES

LOAN PARTICIPATIONS AND ASSIGNMENTS
Energy Future Intermediate Holding Co. LLC
4.304% due 06/30/2017	$	1,283,854	$	1,284,924	1.6%
Other Loan Participations and Assignments ^(i)(k)				1,294,751	1.7%

Total Loan Participations and Assignments (Cost $2,590,471)				2,579,675	3.3%

CORPORATE BONDS & NOTES

BANKING & FINANCE
Deutsche Bank AG
4.250% due 10/14/2021		388,670		398,704	0.5%
HSBC Bank PLC
1.000% due 12/25/2070		1,365,800		0	0.0%
3.050% due 12/25/2070		956,059		953,955	1.2%
13.000% due 12/25/2070 (b)		409,740		391,087	0.5%
Lloyds Banking Group PLC
7.625% due 06/27/2023 (h)	GBP	283,012		387,498	0.5%
Nykredit Realkredit A/S
2.500% due 10/01/2047	DKK	2,338,167		341,055	0.4%
1.000% - 4.000% due 04/01/2017 - 10/01/2047		5,800,183		840,650	1.2%
Realkredit Danmark A/S
1.000% - 3.000% due 04/01/2017 - 10/01/2047		9,679,477		1,401,943	1.9%
Other Banking & Finance ^(f)(g)(h)(i)(l)				7,244,538	8.8%

Total Banking & Finance				11,959,430	15.0%

INDUSTRIALS
Total Industrials ^(b)(c)(i)(j)(k)				2,855,004	3.6%

UTILITIES
Total Utilities ^(i)(j)(l)				2,192,477	2.8%

Total Corporate Bonds & Notes (Cost $16,866,832)				17,006,911	21.4%

CONVERTIBLE BONDS & NOTES
Total Convertible Bonds & Notes (i) (Cost $24,984)				34,500	0.0%

MUNICIPAL BONDS & NOTES
Total Municipal Bonds & Notes (i) (Cost $170,530)				173,138	0.2%

U.S. GOVERNMENT AGENCIES
Fannie Mae
3.500% due 05/01/2046 (l)	$	339,731		347,843	0.4%
3.500% due 04/01/2047		8,483		8,685	0.0%
0.719% - 17.167% due 08/01/2017 - 06/01/2048 (a)(l)		3,544,866		2,977,763	3.7%
Fannie Mae, TBA
3.000% due 05/01/2047		1,520,000		1,504,681	1.9%
3.500% due 04/01/2047		409,900		419,347	0.5%
2.500% - 4.000% due 04/01/2032 - 05/01/2047		535,825		542,281	0.7%

22	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
Freddie Mac
3.000% due 01/01/2047 (l)	$	787,794	$	781,202	1.1%
3.000% due 02/01/2047 (l)		1,191,859		1,181,878	1.5%
0.100% - 18.558% due 04/01/2017 - 09/01/2047 (a)(l)		2,103,486		833,402	1.0%
Freddie Mac, TBA
3.000% due 04/01/2047		36,100		35,764	0.1%
Other U.S. Government Agencies (a)(i)(l)				425,191	0.5%

Total U.S. Government Agencies (Cost $9,017,328)				9,058,037	11.4%

U.S. TREASURY OBLIGATIONS
U.S. Treasury Bonds
2.875% due 11/15/2046 (l)		542,700		526,493	0.7%
3.625% due 08/15/2043 (l)		486,288		541,471	0.7%
3.750% due 11/15/2043 (l)		391,610		445,594	0.5%
2.250% - 4.500% due 08/15/2039 - 08/15/2046 (l)(p)		501,746		565,506	0.7%
U.S. Treasury Inflation Protected Securities (g)
0.625% due 07/15/2021 (l)(n)		311,609		323,395	0.4%
2.375% due 01/15/2025		1,096,125		1,265,122	1.6%
0.125% - 2.500% due 04/15/2020 - 02/15/2047 (l)(n)(p)		292,037		303,200	0.4%
U.S. Treasury Notes
1.125% due 09/30/2021 (l)		726,440		702,774	0.9%
1.375% due 10/31/2020 (n)(p)		336,100		332,444	0.4%
1.375% due 08/31/2023 (l)(p)		719,771		685,779	0.9%
1.375% due 09/30/2023 (l)		694,000		660,439	0.8%
1.750% due 12/31/2020 (l)(n)(p)		765,400		766,013	1.0%
1.750% due 11/30/2021 (l)		731,000		726,260	0.9%
1.750% due 05/15/2023 (l)		871,930		853,010	1.1%
1.875% due 02/28/2022 (l)		1,215,400		1,212,812	1.5%
1.875% due 08/31/2022 (l)(p)		382,200		379,274	0.5%
2.000% due 08/31/2021 (l)(n)(p)		419,900		422,221	0.5%
2.000% due 10/31/2021 (l)		785,300		788,920	1.0%
2.000% due 02/15/2025 (l)(p)		406,928		397,899	0.5%
2.000% due 11/15/2026 (l)		597,640		577,295	0.7%
2.125% due 08/15/2021 (l)(n)		553,900		560,478	0.7%
2.125% due 09/30/2021 (l)(n)(p)		509,800		515,097	0.7%
2.125% due 12/31/2021 (l)		562,600		567,918	0.7%
2.125% due 12/31/2022 (l)		650,000		651,549	0.8%
2.125% due 02/29/2024 (l)		2,435,000		2,421,637	3.1%
2.125% due 05/15/2025 (l)(p)		355,515		350,134	0.4%
2.250% due 07/31/2021 (l)		769,800		782,549	1.0%
2.250% due 12/31/2023 (l)		2,874,110		2,884,215	3.6%
2.250% due 11/15/2025 (l)(p)		420,570		416,980	0.5%
2.750% due 11/15/2023		1,556,900		1,611,940	2.0%
1.125% - 3.625% due 08/31/2020 - 02/15/2026 (l)(n)(p)		1,506,677		1,506,730	1.9%

Total U.S. Treasury Obligations (Cost $25,148,157)				24,745,148	31.1%

NON-AGENCY MORTGAGE-BACKED SECURITIES
American General Mortgage Loan Trust
0.000% due 09/25/2048 (f)		521,631		533,885	0.7%
Countrywide Alternative Loan Trust
1.058% - 7.500% due 02/25/2021 - 09/25/2047 ^(a)		1,816,096		1,465,784	1.9%

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	23

Summary Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
Countrywide Asset-Backed Certificates
1.222% - 1.278% due 03/25/2036 - 04/25/2036	$	33,449	$	25,195	0.0%
Other Non-Agency Mortgage-Backed Securities ^(a)(i)				11,690,138	14.7%

Total Non-Agency Mortgage-Backed Securities (Cost $13,099,336)				13,715,002	17.3%

ASSET-BACKED SECURITIES
Countrywide Asset-Backed Certificates
1.018% - 5.834% due 05/25/2033 - 11/25/2047 ^	$	1,737,680		1,454,630	1.8%
Other Asset-Backed Securities ^(a)(b)(i)				17,772,970	22.4%

Total Asset-Backed Securities (Cost $18,681,208)				19,227,600	24.2%

SOVEREIGN ISSUES
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2017 (f)	BRL	3,668,180		1,115,821	1.4%
0.000% due 01/01/2018 (f)		3,162,613		942,293	1.2%
0.000% due 04/01/2018 (f)		5,580,520		1,627,998	2.1%
0.000% due 07/01/2018 (f)		3,475,921		991,989	1.3%
Brazil Notas do Tesouro Nacional
6.000% due 08/15/2050 (g)		1,134,478		407,509	0.5%
Kuwait International Government Bond
3.500% due 03/20/2027	$	336,400		340,428	0.4%
Other Sovereign Issues (g)(i)(l)				1,022,756	1.2%

Total Sovereign Issues (Cost $6,277,691)				6,448,794	8.1%

COMMON STOCKS
Total Common Stocks (d)(i)(k) (Cost $2,265)				1,868	0.0%

WARRANTS
Total Warrants (i) (Cost $1,141)				253	0.0%

CONVERTIBLE PREFERRED SECURITIES
Total Convertible Preferred Securities (h)(i) (Cost $724)				991	0.0%

PREFERRED SECURITIES
Total Preferred Securities (h)(i) (Cost $15,155)				17,412	0.0%

SHORT-TERM INSTRUMENTS

CERTIFICATES OF DEPOSIT
Total Certificates of Deposit (i)				1,247,672	1.6%

SHORT-TERM NOTES
Total Short-Term Notes (i)				68,638	0.1%

24	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
ARGENTINA TREASURY BILLS
3.043% due 05/26/2017 - 12/15/2017 (e)(f)	$	428,240	$	421,370	0.5%

JAPAN TREASURY BILLS
(0.278)% due 04/24/2017 - 05/01/2017 (e)(f)	JPY	187,440,000		1,683,857	2.1%

MEXICO TREASURY BILLS
6.870% due 05/25/2017 - 03/01/2018 (e)(f)	MXN	18,438,607		943,832	1.2%

U.S. TREASURY BILLS
0.727% due 04/20/2017 - 04/27/2017 (e)(f)(n)(p)	$	31,239		31,226	0.0%

Total Short-Term Instruments (Cost $4,299,017)				4,396,595	5.5%

Total Investments in Securities (Cost $96,194,839)				97,405,924	122.5%

		SHARES
INVESTMENTS IN AFFILIATES

SHORT-TERM INSTRUMENTS

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES
PIMCO Short-Term Floating NAV Portfolio III		72,022,929		712,019	0.9%

Total Short-Term Instruments (Cost $712,019)				712,019	0.9%

Total Investments in Affiliates (Cost $712,019)				712,019	0.9%

Total Investments (Cost $96,906,858)			$	98,117,943	123.4%

Financial Derivative Instruments (m)(o) (Cost or Premiums, net $(776,618))				(345,395)	(0.4%)

Other Assets and Liabilities, net				(18,278,482)	(23.0%)

Net Assets			$	79,494,066	100.0%

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	The group contains securities in default.
(a)	The group contains interest only securities.
(b)	The group contains when-issued securities.
(c)	The group contains payment in-kind bond securities.
(d)	The group contains securities which did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	The group contains zero coupon securities.
(g)	The group contains securities in which the principal amount of a security is adjusted for inflation.
(h)	The group contains securities which have a perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of March 31, 2017.
(j)	The group contains securities that are subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	25

Summary Schedule of Investments PIMCO Income Fund (Cont.)

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd. 4.870% due 10/03/2021	10/02/2014	$36,817	$37,208	0.05%
Farm Credit Bank of Texas 6.750% due 09/15/2023	12/16/2014	9,012	9,434	0.01
NVHL S.A. ‘A’	03/09/2012	26	14	0.00
NVHL S.A. ‘B’	03/09/2012	26	14	0.00
NVHL S.A. ‘C’	03/09/2012	26	14	0.00
NVHL S.A. ‘D’	03/09/2012	27	14	0.00
NVHL S.A. ‘E’	03/09/2012	27	14	0.00
NVHL S.A. ‘F’	03/09/2012	27	14	0.00
NVHL S.A. ‘G’	03/09/2012	27	14	0.00
NVHL S.A. ‘H’	03/09/2012	27	14	0.00
NVHL S.A. ‘I’	03/09/2012	27	14	0.00
NVHL S.A. ‘J’	03/09/2012	27	14	0.00
PropCo 8.000% due 04/15/2023	03/21/2017	80,301	80,375	0.10
Rise Ltd. 4.750% due 01/31/2021	02/11/2014	3,398	3,368	0.01
TIG FinCo PLC	04/02/2015 - 02/24/2017	1,998	1,728	0.00

		$131,793	$132,253	0.17%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOM	0.760%	03/31/2017	04/10/2017	$	(19,076)	$(19,077)
	0.780	01/10/2017	04/10/2017		(519,050)	(519,983)
	0.780	01/13/2017	04/10/2017		(386,681)	(387,351)
	0.780	03/01/2017	04/10/2017		(31,104)	(31,127)
	0.780	03/01/2017	04/21/2017		(6,360)	(6,365)
	0.780	03/14/2017	04/21/2017		(81,192)	(81,227)
	0.790	03/14/2017	04/21/2017		(3,084)	(3,086)
	0.800	01/18/2017	04/18/2017		(250,000)	(250,417)
	0.800	03/02/2017	04/10/2017		(6,675)	(6,680)
	0.810	03/02/2017	04/21/2017		(32,262)	(32,286)
	0.820	02/28/2017	04/28/2017		(500,000)	(500,387)
	0.840	01/30/2017	04/10/2017		(53,063)	(53,141)
	0.840	03/01/2017	04/10/2017		(1,093)	(1,094)
	0.840	03/14/2017	04/10/2017		(36,118)	(36,135)
	0.850	01/06/2017	04/06/2017		(96,625)	(96,823)
	0.850	03/02/2017	04/06/2017		(16,465)	(16,477)
BOS	0.600	03/29/2017	04/05/2017		(24,969)	(24,971)
	0.820	01/03/2017	04/03/2017		(126,719)	(126,978)
	0.820	01/18/2017	04/04/2017		(22,275)	(22,313)
	0.820	02/10/2017	04/04/2017		(49,937)	(49,997)
	0.820	03/14/2017	04/04/2017		(1,194)	(1,195)
	0.820	03/15/2017	04/04/2017		(38,601)	(38,617)
	1.000	03/13/2017	04/12/2017		(357,430)	(357,638)
	1.000	03/16/2017	04/12/2017		(111,886)	(111,942)
	1.000	03/23/2017	04/12/2017		(129,589)	(129,629)
	1.000	03/30/2017	04/06/2017		(423,969)	(424,016)

26	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2017

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
	1.040%	03/22/2017	04/07/2017		$	(79,924)	$(79,951)
	1.050	03/21/2017	04/04/2017			(11,445)	(11,449)
BRC	(20.000)	01/31/2017	TBD	(2)	EUR	(804)	(829)
	(0.500)	03/07/2017	TBD	(2)	$	(498)	(497)
	(0.250)	03/24/2017	04/03/2017			(7,456)	(7,455)
	(0.250)	04/03/2017	TBD	(1)		(4,793)	(4,793)
BSN	0.720	02/01/2017	04/04/2017			(238,750)	(239,041)
	0.850	01/27/2017	04/05/2017			(126,588)	(126,785)
	0.850	03/06/2017	04/03/2017			(87,335)	(87,392)
	0.850	03/06/2017	04/05/2017			(37,888)	(37,914)
	0.850	03/14/2017	04/05/2017			(44,775)	(44,796)
	0.980	03/13/2017	04/12/2017			(542,306)	(542,616)
	0.980	03/30/2017	04/27/2017			(50,063)	(50,068)
CFR	(1.300)	11/16/2016	TBD	(2)	EUR	(2,065)	(2,192)
	(1.300)	12/05/2016	12/05/2017			(2,673)	(2,842)
	(1.300)	03/20/2017	TBD	(2)		(940)	(1,002)
	(1.200)	03/29/2017	TBD	(2)		(1,840)	(1,963)
GRE	0.770	03/21/2017	04/17/2017		$	(33,381)	(33,390)
	0.770	03/27/2017	04/17/2017			(20,933)	(20,936)
	0.770	03/28/2017	04/17/2017			(2,042)	(2,042)
	0.810	03/28/2017	04/03/2017			(20,422)	(20,425)
	0.870	03/06/2017	04/06/2017			(118,594)	(118,674)
	0.950	03/13/2017	04/13/2017			(99,500)	(99,555)
	1.000	03/13/2017	04/19/2017			(49,812)	(49,842)
	1.150	03/30/2017	04/13/2017			(273,969)	(274,004)
GSC	1.030	03/13/2017	04/12/2017			(300,759)	(300,940)
	1.070	03/15/2017	04/13/2017			(422,686)	(422,925)
JML	(1.500)	01/11/2017	TBD	(2)	EUR	(1,572)	(1,671)
	(1.500)	01/26/2017	01/26/2018			(7,711)	(8,204)
	(1.500)	01/30/2017	TBD	(2)		(1,594)	(1,696)
	(1.500)	02/01/2017	TBD	(2)		(1,582)	(1,684)
JPS	0.500	03/06/2017	04/06/2017		$	(289,875)	(289,988)
	0.520	03/08/2017	04/10/2017			(20,597)	(20,605)
	0.550	03/13/2017	04/13/2017			(190,500)	(190,561)
	0.550	03/21/2017	04/21/2017			(149,250)	(149,280)
	0.600	03/15/2017	04/17/2017			(20,208)	(20,215)
	0.650	03/23/2017	04/06/2017			(115,955)	(115,978)
	0.770	03/14/2017	04/03/2017			(2,578)	(2,580)
	0.840	01/17/2017	07/17/2017			(298,076)	(298,605)
	0.850	03/21/2017	07/21/2017			(28,612)	(28,621)
	1.000	03/13/2017	04/19/2017			(273,969)	(274,129)
	1.050	03/14/2017	04/12/2017			(526,438)	(526,745)
	1.050	03/30/2017	04/13/2017			(292,125)	(292,159)
	1.130	03/09/2017	09/11/2017			(319,719)	(319,970)
MYI	(18.000)	03/28/2017	TBD	(2)	EUR	(627)	(667)
	(18.000)	03/31/2017	TBD	(2)		(238)	(254)
NOM	0.850	01/18/2017	04/18/2017		$	(418,494)	(419,235)
	0.850	02/13/2017	04/18/2017			(131,598)	(131,750)
	1.000	03/13/2017	04/18/2017			(1,011,461)	(1,012,051)
RDR	0.850	03/13/2017	04/11/2017			(285,356)	(285,498)
	0.900	03/06/2017	04/06/2017			(403,000)	(403,282)
	0.950	03/09/2017	06/08/2017			(48,625)	(48,657)
	1.000	03/13/2017	04/12/2017			(249,932)	(250,078)
SCX	0.800	01/20/2017	04/20/2017			(372,645)	(373,249)
	0.830	01/18/2017	04/18/2017			(206,000)	(206,356)
	0.830	03/21/2017	04/18/2017			(46,161)	(46,175)
	0.850	03/21/2017	04/03/2017			(38,150)	(38,162)
	0.870	01/09/2017	04/10/2017			(252,813)	(253,326)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	27

Summary Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
	0.870%	01/17/2017	04/10/2017	$	(5,280)	$(5,290)
	0.910	03/08/2017	04/10/2017		(146,438)	(146,534)
	1.000	03/14/2017	04/13/2017		(286,262)	(286,420)
	1.030	03/16/2017	05/16/2017		(99,625)	(99,676)
	1.040	03/16/2017	04/18/2017		(216,675)	(216,787)
	1.040	03/21/2017	05/19/2017		(351,375)	(351,507)
	1.040	03/24/2017	05/24/2017		(245,938)	(246,009)
	1.050	03/27/2017	05/26/2017		(190,188)	(190,226)
	1.050	03/30/2017	05/31/2017		(212,888)	(212,912)
SGY	1.000	03/24/2017	04/07/2017		(69,816)	(69,836)

Total Reverse Repurchase Agreements						$(13,749,898)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(3)
BPG	1.130%	03/09/2017	09/08/2017	$(50,293)	$(50,260)
GSC	0.700	03/28/2017	04/04/2017	(49,993)	(49,999)
	0.720	03/24/2017	04/24/2017	(235,404)	(235,451)
	0.770	03/07/2017	04/07/2017	(109,871)	(109,935)
	0.900	03/23/2017	04/24/2017	(173,479)	(173,526)
	1.150	03/30/2017	04/13/2017	(249,027)	(249,059)
NOM	0.750	03/07/2017	04/07/2017	(28,365)	(28,381)
	0.850	03/30/2017	04/13/2017	(199,806)	(199,825)

Total Sale-Buyback Transactions					$(1,096,436)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	3.500%	05/01/2032	$4,000	$(4,156)	$(4,158)
Fannie Mae, TBA	3.500	04/01/2047	955,000	(970,220)	(977,010)
Fannie Mae, TBA	4.000	04/01/2047	85,000	(88,374)	(89,164)
Fannie Mae, TBA	4.000	05/01/2047	63,000	(65,640)	(65,958)
Freddie Mac, TBA	3.000	04/01/2047	1,144,000	(1,123,135)	(1,133,364)
Ginnie Mae, TBA	4.000	04/01/2047	6,000	(6,313)	(6,338)

Total Short Sales				$(2,257,838)	$(2,275,992)

28	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2017

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(l)	Securities with an aggregate market value of $15,011,990 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(2,041,656)	$0	$(2,041,656)	$2,031,452	$(10,204)
BOS	0	(1,378,696)	0	(1,378,696)	1,396,312	17,616
BRC	0	(13,574)	0	(13,574)	13,434	(140)
BSN	0	(1,128,612)	0	(1,128,612)	1,143,145	14,533
CFR	0	(7,999)	0	(7,999)	8,056	57
GRE	0	(618,868)	0	(618,868)	619,424	556
GSC	0	(723,865)	0	(723,865)	746,165	22,300
JML	0	(13,255)	0	(13,255)	13,042	(213)
JPS	0	(2,529,436)	0	(2,529,436)	2,536,592	7,156
MYI	0	(921)	0	(921)	674	(247)
NOM	0	(1,563,036)	0	(1,563,036)	1,608,992	45,956
RBC	0	0	0	0	(7,269)	(7,269)
RDR	0	(987,515)	0	(987,515)	1,000,213	12,698
RYL	0	0	0	0	(1,163)	(1,163)
SCX	0	(2,672,629)	0	(2,672,629)	2,666,116	(6,513)
SGY	0	(69,836)	0	(69,836)	69,321	(515)

Master Securities Forward Transaction Agreement
BPG	0	0	(50,260)	(50,260)	50,473	213
GSC	0	0	(817,970)	(817,970)	816,329	(1,641)
NOM	0	0	(228,206)	(228,206)	228,069	(137)

Total Borrowings and Other Financing Transactions	$0	$(13,749,898)	$(1,096,436)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(7,455)	$0	$(21,751)	$(29,206)
U.S. Government Agencies	0	(4,205,549)	0	0	(4,205,549)
U.S. Treasury Obligations	0	(7,712,417)	(1,148,987)	(647,196)	(9,508,600)
Sovereign Issues	0	0	0	(1,750)	(1,750)

Total	$0	$(11,925,421)	$(1,148,987)	$(670,697)	$(13,745,105)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	29

Summary Schedule of Investments PIMCO Income Fund (Cont.)

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(1,046,176)	$0	$(50,260)	$(1,096,436)

Total	$0	$(1,046,176)	$0	$(50,260)	$(1,096,436)

Total Borrowings	$0	$(12,971,597)	$(1,148,987)	$(720,957)	$(14,841,541)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions(5)					$(14,841,541)

(1)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(2,717,248) at a weighted average interest rate of 0.549%.
(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $(119) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(5)	Unsettled reverse repurchase agreements liability of $(4,793) is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	Long	06/2017	360	$639	$97	$(14)
British pound currency June Futures	Short	06/2017	436	(968)	0	(147)
Euro currency June Futures	Short	06/2017	800	(1,121)	65	0
Euro-Bund 10-Year Bond June Futures	Long	06/2017	3	5	1	0
Euro-Buxl 30-Year Bond June Futures	Long	06/2017	3	15	1	(1)

Total Futures Contracts				$(1,430)	$164	$(162)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Airbus Group Finance BV	1.000%	12/20/2017	0.130%	EUR	22,400	$162	$44	$2	$0
Berkshire Hathaway, Inc.	1.000	12/20/2021	0.578	$	25,200	490	339	0	(6)
Canadian Natural Resources Ltd.	1.000	03/20/2018	0.146		2,200	(19)	(6)	0	0
Chesapeake Energy Corp.	5.000	09/20/2018	1.628		6,273	320	281	0	(14)
Chesapeake Energy Corp.	5.000	12/20/2018	1.917		5,970	323	227	0	(20)
Chesapeake Energy Corp.	5.000	03/20/2019	2.130		2,500	143	171	0	(8)
Constellation Energy Group, Inc.	1.000	06/20/2020	0.183		1,900	(50)	1	0	0
Devon Energy Corp.	1.000	03/20/2019	0.270		1,800	(26)	(20)	0	0
Kinder Morgan Energy Partners LP	1.000	03/20/2019	0.259		1,000	(15)	(7)	0	0
Navient Corp.	5.000	09/20/2020	2.750		3,000	225	90	0	(1)
Sprint Communications, Inc.	5.000	12/20/2021	2.818		11,600	1,098	869	13	0

						$2,651	$1,989	$15	$(49)

30	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2017

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.EM-20 5-Year Index	5.000%	12/20/2018	$25,300	$850	$24	$17	$0
CDX.EM-21 5-Year Index	5.000	06/20/2019	68,172	3,118	154	33	0
CDX.EM-24 5-Year Index	1.000	12/20/2020	32,316	(1,217)	394	0	(6)
CDX.EM-27 5-Year Index	1.000	06/20/2022	242,450	(12,770)	307	0	(361)
CDX.HY-19 5-Year Index	5.000	12/20/2017	138,842	4,225	(362)	22	0
CDX.HY-20 5-Year Index	5.000	06/20/2018	84,170	4,362	72	46	0
CDX.HY-21 5-Year Index	5.000	12/20/2018	1,645	104	23	2	0
CDX.HY-24 5-Year Index	5.000	06/20/2020	2,244,478	199,527	13,828	1,466	0
CDX.HY-25 5-Year Index	5.000	12/20/2020	2,520,482	210,625	136,136	2,187	0
CDX.HY-26 5-Year Index	5.000	06/20/2021	108,544	(9,547)	(2,023)	0	(75)
CDX.HY-27 5-Year Index	5.000	12/20/2021	1,292,197	(104,717)	(26,920)	0	(960)

				$294,560	$121,633	$3,773	$(1,402)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	123,425	$906	$1,042	$0	$(11)
Pay	1-Year BRL-CDI	12.000	01/04/2021		96,100	1,029	1,039	0	(9)
Pay	1-Year BRL-CDI	12.230	01/04/2021		437,400	6,544	4,773	0	(37)
Pay	1-Year BRL-CDI	12.810	01/04/2021		415,470	8,206	4,561	0	(34)
Pay	1-Year BRL-CDI	14.153	01/04/2021		607,500	(20,391)	(6,886)	42	0
Pay	1-Year BRL-CDI	15.590	01/04/2021		93,210	(4,350)	(1,085)	5	0
Pay	1-Year BRL-CDI	16.400	01/04/2021		444,160	(23,792)	(5,236)	23	0
Pay	3-Month CAD-Bank Bill	2.625	03/19/2027	CAD	172,700	8,756	(5,111)	0	(496)
Pay	3-Month CAD-Bank Bill	3.000	03/19/2027		376,200	29,053	(12,629)	0	(1094)
Pay	3-Month CAD-Bank Bill	2.750	12/17/2027		132,800	8,265	2,390	0	(415)
Pay	3-Month CAD-Bank Bill	3.400	06/20/2029		34,700	4,024	(1,101)	0	(130)
Receive	3-Month CAD-Bank Bill	2.800	12/18/2043		289,300	(19,856)	18,835	1164	0
Receive	3-Month CAD-Bank Bill	3.500	06/20/2044		22,000	(4,047)	1,696	98	0
Receive(5)	3-Month USD-LIBOR	1.250	06/21/2020	$	3,740,000	70,940	4,774	0	(2082)
Receive(5)	3-Month USD-LIBOR	1.250	06/21/2022		8,169,300	343,371	(34,171)	0	(7763)
Receive(5)	3-Month USD-LIBOR	1.500	06/21/2024		2,909,990	(150,518)	(7,016)	3926	0
Receive	3-Month USD-LIBOR	1.750	12/21/2026		880,500	(46,840)	7,161	1513	0
Receive(5)	3-Month USD-LIBOR	1.500	06/21/2027		6,341,700	538,420	13,111	0	(9805)
Receive(5)	3-Month USD-LIBOR	1.750	06/21/2047		3,597,780	745,468	97,945	0	(5703)
Pay	3-Month ZAR-JIBAR	7.750	03/15/2022	ZAR	575,300	150	261	0	(82)
Pay	3-Month ZAR-JIBAR	8.000	03/15/2022		564,300	585	519	0	(79)
Pay	3-Month ZAR-JIBAR	8.250	03/15/2022		796,800	1,444	1,438	0	(111)
Pay(5)	3-Month ZAR-JIBAR	7.750	09/20/2022		16,410,800	(1,180)	(3,568)	0	(2504)
Pay	3-Month ZAR-JIBAR	8.000	03/15/2024		1,051,800	473	366	0	(218)
Pay	3-Month ZAR-JIBAR	8.250	03/15/2024		2,150,400	3,135	2,970	0	(445)
Pay	3-Month ZAR-JIBAR	8.300	03/15/2027		938,500	781	741	0	(340)
Pay(5)	3-Month ZAR-JIBAR	8.000	09/20/2027		410,300	(482)	(414)	0	(170)
Pay	6-Month AUD-BBR-BBSW	3.000	12/17/2019	AUD	285,800	5,065	159	78	0
Pay	6-Month AUD-BBR-BBSW	4.500	06/15/2022		175,000	13,922	(1,547)	139	0
Pay	6-Month AUD-BBR-BBSW	4.000	03/15/2023		3,175,400	189,005	(49,711)	2464	0
Pay	6-Month AUD-BBR-BBSW	4.250	03/15/2023		397,900	27,981	(7,278)	316	0
Pay	6-Month AUD-BBR-BBSW	4.250	12/11/2023		462,900	36,593	(5,904)	335	0
Pay	6-Month AUD-BBR-BBSW	3.250	12/17/2024		1,180,600	32,138	(16,534)	537	0
Pay	6-Month AUD-BBR-BBSW	3.500	06/17/2025		845,550	34,881	(13,850)	404	0
Pay	6-Month AUD-BBR-BBSW	2.750	06/17/2026		923,900	(7,745)	(21,978)	557	0
Pay(5)	6-Month EUR-EURIBOR	1.000	09/20/2027	EUR	561,300	(7,804)	(2,917)	0	(518)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	31

Summary Schedule of Investments PIMCO Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	6-Month JPY-LIBOR	0.300%	03/18/2026	JPY	121,839,000	$(6,765)	$13,928	$1189	$0
Receive	6-Month JPY-LIBOR	0.000	09/20/2026		142,700,000	30,640	912	1487	0
Receive(5)	6-Month JPY-LIBOR	0.450	03/20/2029		431,673,000	(11,503)	(2,797)	6722	(10)
Receive(5)	6-Month JPY-LIBOR	0.415	03/25/2029		16,170,000	89	89	271	0
Receive(5)	6-Month JPY-LIBOR	0.400	03/27/2029		35,100,000	674	515	587	0
Receive(5)	6-Month JPY-LIBOR	0.450	03/29/2029		35,140,000	(883)	337	590	0
Pay	28-Day MXN-TIIE	5.000	09/13/2017	MXN	3,849,000	(1,896)	(3,583)	15	0
Pay	28-Day MXN-TIIE	5.500	09/13/2017		2,881,000	(1,060)	(3,556)	17	0
Pay	28-Day MXN-TIIE	5.270	02/05/2020		795,000	(2,160)	(2,640)	24	0
Pay	28-Day MXN-TIIE	5.145	04/02/2020		361,300	(1,098)	(1,203)	12	0
Pay	28-Day MXN-TIIE	5.405	11/19/2020		398,880	(1,248)	(1,248)	26	0
Pay	28-Day MXN-TIIE	5.095	02/05/2021		4,693,990	(18,255)	(15,130)	318	0
Pay	28-Day MXN-TIIE	5.615	05/21/2021		12,515,400	(38,500)	(38,106)	1026	0
Pay	28-Day MXN-TIIE	5.680	05/28/2021		942,600	(2,821)	(2,821)	75	0
Pay	28-Day MXN-TIIE	5.650	06/02/2021		3,500,100	(10,690)	(10,690)	284	0
Pay	28-Day MXN-TIIE	5.610	07/07/2021		1,090,000	(3,475)	(474)	94	0
Pay	28-Day MXN-TIIE	5.900	07/20/2021		5,454,100	(14,389)	(14,824)	458	0
Pay	28-Day MXN-TIIE	6.750	08/31/2021		2,103,200	(1,898)	(670)	201	0
Pay	28-Day MXN-TIIE	5.798	09/06/2021		6,760,200	(19,617)	2,031	622	0
Pay	28-Day MXN-TIIE	7.030	11/10/2021		3,778,400	(1,255)	(859)	377	0
Pay	28-Day MXN-TIIE	5.430	11/17/2021		1,900,400	(7,311)	(7,742)	178	0
Pay	28-Day MXN-TIIE	7.350	11/17/2021		579,600	211	212	60	0
Pay	28-Day MXN-TIIE	7.388	11/17/2021		452,700	202	202	47	0
Pay	28-Day MXN-TIIE	7.199	12/03/2021		673,100	13	13	72	0
Pay	28-Day MXN-TIIE	7.538	02/23/2022		1,359,300	1,058	1,058	156	0
Pay	28-Day MXN-TIIE	5.810	05/02/2022		994,200	(3,282)	(2,936)	106	0
Pay	28-Day MXN-TIIE	5.850	05/02/2022		4,623,900	(14,826)	(14,747)	492	0
Pay	28-Day MXN-TIIE	5.500	09/02/2022		500,000	(2,140)	(2,121)	56	0
Pay	28-Day MXN-TIIE	5.750	09/02/2022		2,193,000	(8,019)	(9,718)	247	0
Pay	28-Day MXN-TIIE	5.795	06/02/2023		940,200	(3,819)	(3,819)	112	0
Pay	28-Day MXN-TIIE	6.350	09/01/2023		631,300	(1,663)	(1,931)	79	0
Pay	28-Day MXN-TIIE	5.980	08/26/2024		408,900	(1,754)	(2,090)	59	0
Pay	28-Day MXN-TIIE	5.950	01/30/2026		2,002,230	(10,479)	(4,868)	394	0
Pay	28-Day MXN-TIIE	5.990	01/30/2026		3,105,200	(15,794)	(13,765)	612	0
Receive	28-Day MXN-TIIE	6.080	03/10/2026		3,652,700	(17,540)	(3,513)	749	0
Pay	28-Day MXN-TIIE	6.490	09/08/2026		2,636,700	(9,243)	(10,406)	582	0
Pay	28-Day MXN-TIIE	7.380	11/04/2026		107,000	(9)	(9)	25	0
Pay	28-Day MXN-TIIE	8.090	01/15/2027		3,905,000	10,403	10,364	973	0
Pay	28-Day MXN-TIIE	8.120	01/15/2027		811,100	2,257	2,254	202	0
Pay	28-Day MXN-TIIE	7.865	02/02/2027		2,626,900	4,698	4,860	644	0
Pay	28-Day MXN-TIIE	8.010	02/04/2027		1,138,400	2,689	2,689	283	0
Pay	28-Day MXN-TIIE	7.818	02/17/2027		1,585,000	2,491	2,492	393	0
Pay	28-Day MXN-TIIE	6.710	09/20/2029		407,400	(1,601)	(2,602)	106	0
Pay	28-Day MXN-TIIE	6.620	02/18/2030		440,000	(1,992)	(2,794)	118	0

						$1,642,570	$(172,861)	$32,741	$(32,056)

Total Swap Agreements						$1,939,781	$(49,239)	$36,529	$(33,507)

32	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(n)	Securities with an aggregate market value of $1,060,356 and cash of $10,309 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$164	$36,529	$36,693	$0	$(162)	$(33,507)	$(33,669)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2017	$	17,653	AUD	23,153	$48	$(13)
	04/2017		3,491	JPY	402,400	124	0
	05/2017	AUD	365,408	$	279,582	550	0
	05/2017	CNH	622		90	0	0
BOA	04/2017	AUD	908,648		696,862	2,655	0
	04/2017	DKK	3,621,690		547,032	27,689	0
	04/2017	GBP	5,781		7,265	22	0
	04/2017	JPY	4,937,700		43,685	0	(667)
	04/2017	$	433,526	DKK	3,000,000	0	(3,332)
	04/2017		1,188	EUR	1,103	0	(11)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	33

Summary Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2017	$	70,727	MXN	1,540,448	$11,446	$0
	04/2017		14,460	RUB	839,926	406	0
	05/2017	MXN	1,582,360	$	77,822	0	(6,032)
	05/2017	$	79,675	RUB	4,706,642	2,984	0
	07/2017	DKK	6,829,785	$	987,622	3,759	0
	08/2017	MXN	436,951		21,879	0	(988)
	01/2018	DKK	161,361		23,727	235	0
	04/2018		734,660		107,416	71	(247)
	07/2018		73,346		10,959	154	0
BPS	04/2017	AUD	76,896		57,816	0	(933)
	04/2017	BRL	804,931		244,406	575	(13,286)
	04/2017	JPY	20,800,000		181,993	0	(4,970)
	04/2017	$	26,859	AUD	35,011	0	(110)
	04/2017		259,091	BRL	804,932	10	(1,983)
	04/2017		107,376	DKK	735,633	0	(1,888)
	04/2017		20,609	MXN	389,163	135	0
	05/2017	AUD	40,000	$	30,576	31	0
	05/2017	BRL	800,403		256,129	2,142	0
	05/2017	GBP	623,229		776,233	0	(5,123)
	05/2017	$	3,176	ZAR	40,286	0	(189)
	06/2017		28,614	PEN	95,170	452	0
	08/2017	MXN	1,246,800	$	62,416	0	(2,835)
	10/2017	BRL	539,469		153,870	0	(11,800)
	03/2018	MXN	7,810,252		373,487	0	(23,754)
	04/2018	DKK	1,640,135		242,835	2,641	(7)
BRC	04/2017	$	242,600	MXN	5,000,000	23,921	0
	07/2017	DKK	415,234	$	63,342	3,526	0
CBK	04/2017	BRL	563,882		152,885	0	(27,235)
	04/2017	GBP	415,601		517,582	0	(3,124)
	04/2017	JPY	32,300,000		282,738	0	(7,594)
	04/2017	$	34,135	AUD	44,403	0	(211)
	04/2017		177,971	BRL	563,882	2,149	0
	04/2017		2,104	EUR	1,995	24	0
	05/2017	JPY	134,340,000	$	1,191,195	0	(16,647)
	05/2017	$	7,830	ZAR	100,534	0	(377)
DUB	04/2017	BRL	853,458	$	257,851	0	(14,767)
	04/2017	DKK	438,270		66,382	3,535	0
	04/2017	$	273,002	BRL	853,458	411	(795)
	04/2017		137,291	RUB	8,036,834	4,950	0
	06/2017		68,793	PEN	228,772	1,076	0
	10/2017	BRL	880,000	$	257,168	0	(13,079)
	01/2018		533,000		152,965	0	(8,095)
	04/2018		550,000		155,849	0	(8,009)
	07/2018		948,440		278,522	801	(592)
FBF	04/2017		630,360		183,939	0	(17,415)
	04/2017	DKK	64,624		9,352	85	0
	04/2017	GBP	300,000		373,637	0	(2,233)
	04/2017	JPY	150,000,000		1,339,867	0	(7,479)
	04/2017	$	200,310	BRL	630,360	1,045	0
	04/2017		3,504	MXN	69,738	214	0
	05/2017	BRL	242,448	$	76,610	0	(324)
	05/2017	JPY	21,000,000		187,972	0	(845)
	06/2017	$	78	PEN	258	1	0
	08/2017	MXN	1,442,707	$	72,223	0	(3,281)
	04/2018	BRL	250,000		74,365	0	(116)
GLM	04/2017	DKK	310,205		44,142	0	(341)
	04/2017	EUR	16,032		16,950	0	(153)
	04/2017	GBP	1,123,381		1,380,382	0	(27,103)
	04/2017	JPY	9,289,572		81,684	0	(1,758)

34	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2017	$	559,370	EUR	527,673	$3,569	$(17)
	04/2017		10,731	GBP	8,587	27	0
	05/2017	EUR	2,442,487	$	2,615,271	6,347	0
	05/2017	$	29,822	RUB	1,748,854	892	0
	05/2017		5,166	ZAR	64,938	0	(352)
	05/2017	ZAR	535,303	$	40,597	1,175	(265)
	08/2017	MXN	220,414		11,010	0	(526)
	10/2017	$	23,011	DKK	158,440	0	(74)
	01/2018	BRL	326,000	$	99,789	1,279	0
	01/2018	DKK	99,319		14,395	0	(64)
	01/2018	MXN	698,700		34,120	0	(1,701)
	04/2018	DKK	1,983,129		292,103	2,197	(526)
HUS	04/2017	BRL	1,268,780		395,012	0	(10,271)
	04/2017	DKK	4,993,299		720,986	4,957	0
	04/2017	EUR	1,530,668		1,624,987	0	(7,929)
	04/2017	$	8,947	AUD	11,754	33	0
	04/2017		403,232	BRL	1,268,780	2,051	0
	04/2017		432	JPY	48,139	1	0
	04/2017		129,121	MXN	2,668,118	13,101	0
	04/2017		23,174	PEN	75,218	0	(72)
	05/2017	AUD	87,310	$	66,721	50	0
	05/2017	JPY	48,139		432	0	(1)
	05/2017	$	14,761	ZAR	198,636	0	(35)
	06/2017		70,985	PEN	236,702	1,306	0
	10/2017	DKK	1,364,946	$	209,027	11,429	0
	01/2018	BRL	911,400		273,497	0	(1,906)
	04/2018		466,360		138,206	0	(733)
IND	04/2017	GBP	300,000		373,608	0	(2,262)
	05/2017		400,000		498,957	0	(2,531)
JPM	04/2017	BRL	1,832,079		465,094	654	(120,776)
	04/2017	CAD	4,734		3,531	0	(29)
	04/2017	CHF	3,283		3,252	0	(25)
	04/2017	DKK	2,887,114		421,246	7,240	0
	04/2017	EUR	17,407		18,816	246	0
	04/2017	GBP	109,510		136,181	0	(1,024)
	04/2017	$	582,877	BRL	1,832,079	2,798	(459)
	04/2017		3,090	CHF	3,064	0	(31)
	04/2017		233,789	EUR	217,758	0	(1,484)
	04/2017		1,005	GBP	820	22	0
	04/2017		458,560	MXN	9,416,090	43,356	0
	05/2017	GBP	300,000	$	374,262	0	(1,855)
	05/2017	$	16,745	ZAR	213,960	0	(882)
	07/2017	DKK	250,220	$	36,238	193	0
	10/2017		158,440		24,284	1,347	0
	01/2018	BRL	1,392,213		399,724	0	(20,970)
	04/2018		3,613,720		1,053,529	0	(23,081)
	07/2018		1,739,000		513,131	2,834	0
MSB	04/2017		1,545,464		495,850	2,820	(633)
	04/2017	DKK	531,215		80,136	3,960	0
	04/2017	EUR	1,626,909		1,726,379	0	(9,208)
	04/2017	JPY	70,000,000		625,201	0	(3,560)
	04/2017	$	487,774	BRL	1,545,464	5,890	0
	05/2017	AUD	100,000	$	76,440	78	0
	05/2017	GBP	700,000		873,090	0	(4,515)
	01/2018	DKK	1,407,635		206,520	1,652	(66)
NAB	05/2017	JPY	1,000,000		8,952	0	(40)
NGF	04/2017	BRL	101,330		31,982	0	(386)
	04/2017	$	32,338	BRL	101,330	30	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	35

Summary Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2017	MXN	465,824	$	23,023	$0	$(1,636)
	07/2017		465,824		22,913	0	(1,620)
	08/2017		696,811		34,009	0	(2,382)
	10/2017	BRL	800,000		242,755	0	(2,924)
	11/2017	MXN	2,319,014		112,470	0	(7,028)
	04/2018	BRL	111,110		32,946	0	(156)
RBC	04/2017	$	13,108	AUD	17,166	7	0
	04/2017		1,032	CAD	1,379	5	0
	04/2017		332,345	JPY	37,000,001	0	0
	05/2017	JPY	87,420,216	$	784,124	0	(1,894)
SCX	04/2017	BRL	530,350		168,210	0	(1,198)
	04/2017	GBP	87,153		106,060	0	(3,134)
	04/2017	JPY	4,436,600		38,990	0	(861)
	04/2017	$	6,357	AUD	8,305	0	(12)
	04/2017		169,848	BRL	530,350	0	(439)
	04/2017		2,749	GBP	2,213	23	0
	04/2017		4,276	JPY	488,000	107	0
	04/2017		239,775	MXN	4,943,537	23,736	0
	05/2017	BRL	530,350	$	168,842	550	0
	05/2017	JPY	56,862,335		508,742	0	(2,522)
	10/2017	BRL	1,439,038		400,956	0	(40,971)
SOG	04/2017		83,180		26,253	0	(317)
	04/2017	$	26,935	BRL	83,180	0	(365)
	04/2017		133,337	RUB	7,762,898	4,056	0
	05/2017		894	ZAR	11,867	0	(14)
	08/2017	MXN	436,951	$	21,891	0	(976)
TOR	04/2017	BRL	847,473		267,477	0	(3,230)
	04/2017	$	269,433	BRL	847,473	2,442	(1,169)
	08/2017	MXN	616,000	$	30,703	0	(1,535)
	01/2018	DKK	107,685		15,753	75	0
	04/2018	BRL	513,510		145,844	0	(7,142)
	07/2018		856,942		249,829	1,204	(2,838)
UAG	04/2017	$	3,626	AUD	4,726	0	(16)

Total Forward Foreign Currency Contracts						$251,606	$(542,409)

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
Notional Amount in $		$400,760	$	0	$	0	$	(400,760)	$	0	$	0
Notional Amount in BRL	BRL	759,920	BRL	0	BRL	0	BRL	(759,920)	BRL	0	BRL	0
Premiums		$(20,871)	$	0	$	0	$	20,871	$	0	$	0

As of March 31, 2017, there were no open written options.

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(1)

Counterparty	Reference Obligation	Fixed Receive Rate	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)		Swap Agreements, at Value(5)
								Asset	Liability
GST	Auto Loan ABS 2017 2.25 - 100% due 10/20/2022	0.600%	10/20/2022	$264,949	$ 0		$(47)	$0		$(47)

36	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2017

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pioneer Natural Resources Co.	(1.000)%	06/20/2018	0.140%	$	1,300	$25	$(39)	$0	$(14)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Anheuser-Busch InBev S.A.	1.000%	12/20/2017	0.214%	EUR	33,700	$183	$38	$221	$0
	Colombia Government International Bond	1.000	06/20/2021	1.009	$	6,500	(208)	208	0	0
	Colombia Government International Bond	1.000	12/20/2021	1.193		3,800	(149)	118	0	(31)
	Deutsche Bank AG	1.000	12/20/2017	0.355	EUR	1,890	(33)	43	10	0
	Gazprom OAO Via Gaz Capital S.A.	1.000	06/20/2020	1.393	$	6,300	(952)	877	0	(75)
	Indonesia Government International Bond	1.000	06/20/2019	0.501		21,400	(719)	961	242	0
	Mexico Government International Bond	1.000	06/20/2022	1.298		5,900	(94)	10	0	(84)
	Royal Bank of Scotland PLC	1.000	12/20/2021	0.874	EUR	7,600	(19)	70	51	0
	Russia Government International Bond	1.000	03/20/2019	0.485	$	26,600	(1,406)	1,684	278	0
	Russia Government International Bond	1.000	12/20/2020	1.128		46,910	(3,714)	3,517	0	(197)
	Russia Government International Bond	1.000	12/20/2021	1.494		21,600	(841)	429	0	(412)
	Russia Government International Bond	1.000	06/20/2024	2.162		37,800	(3,600)	826	0	(2,774)
	Russia Government International Bond	1.000	09/20/2024	2.192		11,600	(1,179)	282	0	(897)
BPS	Banco Espirito Santo S.A.	5.000	12/20/2021	9.034	EUR	6,000	(1,716)	854	0	(862)
	Barclays Bank PLC	1.000	06/20/2017	0.262		10,800	0	24	24	0
	Brazil Government International Bond	1.000	03/20/2019	0.888	$	11,500	(372)	402	30	0
	Colombia Government International Bond	1.000	06/20/2021	1.009		7,200	(229)	229	0	0
	Colombia Government International Bond	1.000	12/20/2021	1.193		7,660	(291)	228	0	(63)
	Deutsche Bank AG	1.000	12/20/2017	0.355	EUR	13,990	(256)	332	76	0
	Mexico Government International Bond	1.000	06/20/2022	1.298	$	67,500	(1,075)	118	0	(957)
	Petrobras Global Finance BV	1.000	06/20/2018	0.693		2,800	(405)	417	12	0
	Petrobras Global Finance BV	1.000	06/20/2019	1.159		16,500	(1,057)	1,006	0	(51)
	Petrobras Global Finance BV	1.000	12/20/2019	1.576		37,644	(3,641)	3,082	0	(559)
	Petrobras Global Finance BV	1.000	03/20/2020	1.730		14,000	(2,243)	1,955	0	(288)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	37

Summary Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Petrobras Global Finance BV	1.000%	09/20/2020	2.071%	$	4,200	$(584)	$437	$0	$(147)
	Petrobras Global Finance BV	1.000	06/20/2021	2.543		3,500	(980)	769	0	(211)
	Petrobras Global Finance BV	1.000	12/20/2021	2.820		1,100	(169)	83	0	(86)
	Saudi Arabia Government International Bond	1.000	12/20/2021	0.889		2,600	(18)	32	14	0
BRC	Colombia Government International Bond	1.000	03/20/2019	0.485		12,900	(74)	209	135	0
	Colombia Government International Bond	1.000	06/20/2021	1.009		6,400	(204)	204	0	0
	Colombia Government International Bond	1.000	12/20/2021	1.193		26,420	(956)	738	0	(218)
	Petrobras Global Finance BV	1.000	06/20/2019	1.159		10,100	(632)	601	0	(31)
	Petrobras Global Finance BV	1.000	12/20/2019	1.576		34,913	(5,148)	4,630	0	(518)
	Petrobras Global Finance BV	1.000	06/20/2021	2.543		27,700	(7,297)	5,628	0	(1,669)
	Petroleos Mexicanos	1.000	12/20/2021	2.213		10,700	(970)	408	0	(562)
	Russia Government International Bond	1.000	03/20/2019	0.485		2,400	(138)	163	25	0
	Russia Government International Bond	1.000	06/20/2019	0.520		24,800	(1,538)	1,809	271	0
	Russia Government International Bond	1.000	12/20/2020	1.128		63,750	(5,055)	4,787	0	(268)
	Russia Government International Bond	1.000	12/20/2021	1.494		25,000	(923)	383	0	(540)
	Russia Government International Bond	1.000	06/20/2022	1.655		76,300	(2,673)	274	0	(2,399)
	Russia Government International Bond	1.000	06/20/2024	2.162		37,400	(4,441)	1,696	0	(2,745)
	Russia Government International Bond	1.000	09/20/2024	2.192		19,860	(2,138)	602	0	(1,536)
	South Africa Government International Bond	1.000	06/20/2021	1.753		77,200	(4,906)	2,622	0	(2,284)
	South Africa Government International Bond	1.000	12/20/2021	1.977		15,400	(1,086)	430	0	(656)
	Springleaf Finance Corp.	5.000	09/20/2021	3.423		4,400	329	(46)	283	0
CBK	Credit Suisse Group Finance	1.000	06/20/2017	0.277	EUR	3,500	12	(5)	7	0
	Deutsche Bank AG	1.000	12/20/2017	0.355		32,800	(595)	774	179	0
	Deutsche Bank AG	1.000	12/20/2017	0.659		3,900	(351)	363	12	0
	Indonesia Government International Bond	1.000	03/20/2019	0.465	$	12,900	(564)	704	140	0
	Petrobras Global Finance BV	1.000	12/20/2019	1.576		7,200	(786)	697	0	(89)
	Royal Bank of Scotland PLC	1.000	12/20/2018	1.052	EUR	2,700	(66)	65	0	(1)
	Royal Bank of Scotland PLC	1.000	12/20/2021	0.874		7,000	(32)	79	47	0
	Russia Government International Bond	1.000	03/20/2019	0.485	$	49,313	(2,734)	3,249	515	0
	Russia Government International Bond	1.000	06/20/2019	0.520		138,700	(8,809)	10,324	1,515	0

38	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2017

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Russia Government International Bond	1.000%	12/20/2020	1.128%	$	18,390	$(1,472)	$1,395	$0	$(77)
	Russia Government International Bond	1.000	06/20/2024	2.162		30,700	(3,329)	1,076	0	(2,253)
	Russia Government International Bond	1.000	09/20/2024	2.192		26,300	(2,281)	247	0	(2,034)
	Saudi Arabia Government International Bond	1.000	12/20/2021	0.889		3,300	(20)	38	18	0
	Shire Acquisitions Investments Ireland DAC	1.000	12/20/2021	1.181	EUR	18,200	(676)	521	0	(155)
DUB	Brazil Government International Bond	1.000	09/20/2018	0.727	$	15,400	(653)	721	68	0
	Colombia Government International Bond	1.000	06/20/2019	0.507		17,000	17	173	190	0
	Colombia Government International Bond	1.000	06/20/2021	1.009		3,250	(101)	101	0	0
	Colombia Government International Bond	1.000	12/20/2021	1.193		8,800	(327)	255	0	(72)
	Indonesia Government International Bond	1.000	06/20/2019	0.501		13,800	(351)	507	156	0
	Petroleos Mexicanos	1.000	12/20/2021	2.213		3,000	(283)	125	0	(158)
	South Africa Government International Bond	1.000	12/20/2021	1.977		19,100	(1,327)	514	0	(813)
GST	Brazil Government International Bond	1.000	09/20/2018	0.727		30,800	(1,313)	1,448	135	0
	Brazil Government International Bond	1.000	03/20/2019	0.888		34,500	(1,171)	1,260	89	0
	Colombia Government International Bond	1.000	03/20/2019	0.485		12,900	(74)	209	135	0
	Colombia Government International Bond	1.000	12/20/2021	1.193		21,680	(806)	627	0	(179)
	Gazprom OAO Via Gaz Capital S.A.	1.000	06/20/2020	1.393		7,300	(1,106)	1,020	0	(86)
	Mexico Government International Bond	1.000	06/20/2022	1.298		33,800	(538)	59	0	(479)
	Petrobras Global Finance BV	1.000	12/20/2019	1.576		21,950	(2,327)	2,001	0	(326)
	Petrobras Global Finance BV	1.000	03/20/2020	1.730		900	(134)	116	0	(18)
	Petrobras Global Finance BV	1.000	09/20/2020	2.071		9,600	(1,402)	1,065	0	(337)
	Petrobras Global Finance BV	1.000	06/20/2021	2.543		30,407	(8,279)	6,447	0	(1,832)
	Petrobras Global Finance BV	1.000	12/20/2021	2.820		21,800	(3,761)	2,055	0	(1,706)
	Petroleos Mexicanos	1.000	12/20/2021	2.213		1,900	(176)	76	0	(100)
	Russia Government International Bond	1.000	09/20/2018	0.381		19,000	(779)	959	180	0
	Russia Government International Bond	1.000	03/20/2019	0.485		42,400	(1,409)	1,852	443	0
	Russia Government International Bond	1.000	06/20/2019	0.520		9,700	(600)	706	106	0
	Russia Government International Bond	1.000	03/20/2020	0.837		3,100	(577)	593	16	0
	Russia Government International Bond	1.000	06/20/2020	0.910		2,700	(368)	377	9	0
	Russia Government International Bond	1.000	12/20/2020	1.128		10,800	(821)	776	0	(45)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	39

Summary Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Russia Government International Bond	1.000%	06/20/2024	2.162%	$	8,400	$(950)	$334	$0	$(616)
	South Africa Government International Bond	1.000	06/20/2021	1.753		9,400	(601)	323	0	(278)
	South Africa Government International Bond	1.000	12/20/2021	1.977		62,300	(4,361)	1,709	0	(2,652)
	Springleaf Finance Corp.	5.000	12/20/2019	2.289		4,100	332	(36)	296	0
HUS	Brazil Government International Bond	1.000	09/20/2018	0.727		11,500	(490)	540	50	0
	Colombia Government International Bond	1.000	03/20/2019	0.485		12,900	(62)	197	135	0
	Colombia Government International Bond	1.000	06/20/2021	1.009		6,500	(207)	207	0	0
	Colombia Government International Bond	1.000	12/20/2021	1.193		13,420	(494)	383	0	(111)
	Indonesia Government International Bond	1.000	03/20/2019	0.465		25,800	(1,059)	1,338	279	0
	Indonesia Government International Bond	1.000	06/20/2019	0.501		5,200	(161)	220	59	0
	Mexico Government International Bond	1.000	06/20/2022	1.298		8,500	(135)	15	0	(120)
	Petrobras Global Finance BV	1.000	12/20/2019	1.576		79,102	(7,962)	6,788	0	(1,174)
	Petrobras Global Finance BV	1.000	03/20/2020	1.730		10,600	(1,795)	1,577	0	(218)
	Petrobras Global Finance BV	1.000	09/20/2020	2.071		3,140	(445)	335	0	(110)
	Petrobras Global Finance BV	1.000	06/20/2021	2.543		13,900	(4,157)	3,319	0	(838)
	Petroleos Mexicanos	1.000	12/20/2021	2.213		6,600	(605)	258	0	(347)
	Russia Government International Bond	1.000	09/20/2018	0.381		34,500	(1,400)	1,727	327	0
	Russia Government International Bond	1.000	03/20/2019	0.485		38,300	(1,615)	2,015	400	0
	Russia Government International Bond	1.000	06/20/2019	0.520		40,240	(2,226)	2,665	439	0
	Russia Government International Bond	1.000	12/20/2020	1.128		26,370	(2,048)	1,937	0	(111)
	Russia Government International Bond	1.000	06/20/2024	2.162		18,340	(1,888)	542	0	(1,346)
	Russia Government International Bond	1.000	09/20/2024	2.192		14,861	(2,032)	883	0	(1,149)
	South Africa Government International Bond	1.000	06/20/2021	1.753		26,700	(1,655)	865	0	(790)
JPM	Banco Espirito Santo S.A.	5.000	12/20/2021	9.034	EUR	4,400	(1,203)	571	0	(632)
	Brazil Government International Bond	1.000	09/20/2018	0.727	$	19,300	(823)	908	85	0
	Brazil Government International Bond	1.000	03/20/2019	0.888		13,500	(602)	637	35	0
	Colombia Government International Bond	1.000	03/20/2019	0.485		12,900	(56)	191	135	0
	Colombia Government International Bond	1.000	06/20/2021	1.009		9,900	(315)	315	0	0
	Deutsche Bank AG	1.000	12/20/2017	0.355	EUR	16,400	(238)	327	89	0
	Indonesia Government International Bond	1.000	03/20/2019	0.465		12,900	(564)	704	140	0
	Indonesia Government International Bond	1.000	06/20/2019	0.501		22,200	(766)	1,017	251	0

40	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2017

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Petrobras Global Finance BV	1.000%	12/20/2019	1.576%	$	13,418	$(1,236)	$1,037	$0	$(199)
	Petrobras Global Finance BV	1.000	12/20/2021	2.820		7,400	(1,201)	622	0	(579)
	Royal Bank of Scotland PLC	1.000	12/20/2021	0.874	EUR	10,100	28	39	67	0
	Russia Government International Bond	1.000	09/20/2018	0.381	$	42,700	(1,761)	2,166	405	0
	Russia Government International Bond	1.000	03/20/2019	0.485		27,300	(824)	1,109	285	0
	Russia Government International Bond	1.000	06/20/2019	0.520		31,700	(2,220)	2,566	346	0
	Russia Government International Bond	1.000	09/20/2020	1.028		34,600	(3,812)	3,793	0	(19)
	Russia Government International Bond	1.000	12/20/2020	1.128		37,800	(4,481)	4,322	0	(159)
	Russia Government International Bond	1.000	12/20/2021	1.494		34,400	(1,340)	597	0	(743)
	Russia Government International Bond	1.000	06/20/2024	2.162		9,200	(845)	170	0	(675)
	Saudi Arabia Government International Bond	1.000	12/20/2021	0.889		6,100	(43)	76	33	0
	South Africa Government International Bond	1.000	12/20/2021	1.977		11,600	(819)	325	0	(494)
MYC	Banco Espirito Santo S.A.	5.000	12/20/2021	9.034	EUR	1,200	(330)	158	0	(172)
	Petrobras Global Finance BV	1.000	12/20/2019	1.576	$	50,100	(4,637)	3,894	0	(743)
	Pioneer Natural Resources Co.	1.000	12/20/2020	0.486		1,400	(150)	176	26	0
	Russia Government International Bond	1.000	03/20/2019	0.485		5,000	(289)	341	52	0
	Russia Government International Bond	1.000	12/20/2020	1.128		9,100	(1,126)	1,088	0	(38)
	South Africa Government International Bond	1.000	12/20/2021	1.977		7,600	(534)	210	0	(324)
NGF	South Africa Government International Bond	1.000	06/20/2021	1.753		9,700	(597)	310	0	(287)
	South Africa Government International Bond	1.000	12/20/2021	1.977		39,700	(2,847)	1,157	0	(1,690)
SOG	Deutsche Bank AG	1.000	12/20/2017	0.355	EUR	6,800	(98)	135	37	0
UAG	South Africa Government International Bond	1.000	12/20/2021	1.977	$	800	(59)	25	0	(34)

							$(183,790)	$144,865	$9,603	$(48,528)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	41

Summary Schedule of Investments PIMCO Income Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BOA	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037	$	44,938	$(25,221)	$21,592	$0	$(3,629)
	ABX.HE.AAA.7-2 Index	0.760	01/25/2038		5,477	(3,115)	1,449	0	(1,666)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051		23,944	(873)	858	0	(15)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063		188,069	(5,283)	5,189	0	(94)
	CMBX.NA.AS.6 Index	1.000	05/11/2063		8,000	(19)	52	33	0
BPS	CDX.EM-17 5-Year Index	5.000	06/20/2017		24,570	1,751	(1,618)	133	0
BRC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046		13,272	(3,118)	1,493	0	(1,625)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037		14,131	(7,984)	6,843	0	(1,141)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063		12,452	(442)	436	0	(6)
	CMBX.NA.AS.6 Index	1.000	05/11/2063		18,400	(592)	669	77	0
	PrimeX.ARM.2-AAA Index	4.580	12/25/2037		5,723	230	(153)	77	0
CBK	ABX.HE.AA.6-1 Index	0.320	07/25/2045		21,674	(10,566)	7,087	0	(3,479)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037		108,530	(61,088)	52,317	0	(8,771)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051		35,916	(1,249)	1,226	0	(23)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063		49,806	(2,097)	2,072	0	(25)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		50,000	(1,820)	1,146	0	(674)
DUB	ABX.HE.AAA.7-1 Index	0.090	08/25/2037		19,784	(11,129)	9,532	0	(1,597)
	ABX.HE.AAA.7-2 Index	0.760	01/25/2038		18,280	(10,398)	4,836	0	(5,562)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051		99,547	(3,577)	3,515	0	(62)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063		158,385	(4,306)	4,227	0	(79)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047		192,300	(8,719)	7,566	0	(1,153)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		595,300	(38,483)	30,458	0	(8,025)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058		10,000	(1,005)	791	0	(214)
	CMBX.NA.AS.6 Index	1.000	05/11/2063		10,000	(208)	250	42	0
FBF	ABX.HE.AA.6-2 Index	0.170	05/25/2046		28,687	(25,495)	13,356	0	(12,139)
	ABX.HE.AA.7-1 Index	0.150	08/25/2037		550	(436)	260	0	(176)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037		182,578	(102,644)	87,902	0	(14,742)
	ABX.HE.AAA.7-2 Index	0.760	01/25/2038		106,802	(60,751)	28,256	0	(32,495)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051		72,820	(3,967)	3,922	0	(45)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063		287,385	(9,339)	9,196	0	(143)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047		319,100	(10,824)	8,911	0	(1,913)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		168,800	(8,696)	6,420	0	(2,276)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058		70,000	(1,616)	118	0	(1,498)
	CMBX.NA.AS.6 Index	1.000	05/11/2063		20,000	(415)	498	83	0
GST	ABX.HE.AAA.6-2 Index	0.110	05/25/2046		19,761	(4,463)	2,044	0	(2,419)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037		68,538	(28,652)	23,118	0	(5,534)
	ABX.HE.AAA.7-2 Index	0.760	01/25/2038		5,477	(1,906)	240	0	(1,666)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051		30,168	(820)	801	0	(19)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063		204,012	(7,403)	7,301	0	(102)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047		116,600	(4,228)	3,529	0	(699)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		204,900	(12,994)	10,232	0	(2,762)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058		253,100	(12,982)	7,567	0	(5,415)
	CMBX.NA.AS.9 Index	1.000	09/17/2058		25,000	(1,882)	1,573	0	(309)
JPM	ABX.HE.AA.6-2 Index	0.170	05/25/2046		963	(404)	(3)	0	(407)
	ABX.HE.AA.7-1 Index	0.150	08/25/2037		150	(91)	43	0	(48)
	ABX.HE.AA.7-2 Index	1.920	01/25/2038		150	(84)	(35)	0	(119)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037		14,131	(7,931)	6,789	0	(1,142)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051		16,475	(649)	639	0	(10)
JPS	CMBX.NA.AAA.7 Index	0.500	01/17/2047		100,600	(4,532)	3,929	0	(603)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		588,800	(35,350)	27,412	0	(7,938)
MEI	ABX.HE.AAA.6-2 Index	0.110	05/25/2046		15,591	(3,100)	1,192	0	(1,908)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063		8,123	(328)	324	0	(4)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047		48,800	(2,567)	2,275	0	(292)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		145,500	(9,443)	7,482	0	(1,961)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058		158,400	(12,402)	9,013	0	(3,389)

42	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2017

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
MYC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$	153,148	$(20,529)	$1,785	$0	$(18,744)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037		22,610	(12,690)	10,864	0	(1,826)
	ABX.HE.AAA.7-2 Index	0.760	01/25/2038		13,693	(7,789)	3,623	0	(4,166)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051		93,835	(3,015)	2,956	0	(59)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063		176,315	(4,854)	4,766	0	(88)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047		127,000	(4,348)	3,587	0	(761)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		64,900	(4,510)	3,635	0	(875)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058		9,000	(895)	702	0	(193)
	CMBX.NA.AS.6 Index	1.000	05/11/2063		18,700	(682)	760	78	0
SAL	CMBX.NA.AAA.8 Index	0.500	10/17/2057		41,200	(2,256)	1,701	0	(555)
UAG	CMBX.NA.AAA.6 Index	0.500	05/11/2063		57,277	(2,096)	2,067	0	(29)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047		18,400	(820)	710	0	(110)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		52,000	(3,102)	2,401	0	(701)

						$ (643,291)	$475,694	$523	$(168,120)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month USD-LIBOR	2.500%	07/10/2022	$	2,500,000	$6,850	$7,060	$13,910	$0
BRC	Pay	6-Month AUD-BBR-BBSW	5.250	12/15/2021	AUD	97,200	(138)	10,092	9,954	0
CBK	Pay	3-Month USD-LIBOR	2.450	07/19/2022	$	1,500,000	3,000	3,813	6,813	0
DUB	Pay	3-Month USD-LIBOR	2.390	05/17/2022		1,883,000	1,553	4,113	5,666	0
	Pay	3-Month USD-LIBOR	2.500	06/01/2022		4,500,000	8,680	7,086	15,766	0
	Pay	3-Month USD-LIBOR	2.370	08/09/2022		1,893,000	568	3,971	4,539	0
GLM	Pay	3-Month USD-LIBOR	2.390	05/17/2022		1,883,000	1,888	3,778	5,666	0
	Pay	3-Month USD-LIBOR	2.500	05/17/2022		2,980,000	5,392	5,221	10,613	0
	Pay	3-Month USD-LIBOR	2.600	06/08/2022		5,000,000	9,770	7,048	16,818	0
	Pay	3-Month USD-LIBOR	2.500	07/10/2022		2,500,000	5,850	8,060	13,910	0
	Pay	3-Month USD-LIBOR	2.500	07/12/2022		2,000,000	5,250	5,633	10,883	0
	Pay	6-Month AUD-BBR-BBSW	5.250	12/15/2021	AUD	145,800	(205)	15,136	14,931	0
	Pay	28-Day MXN-TIIE	5.000	09/13/2017	MXN	325,000	(206)	46	0	(160)
MYC	Pay	3-Month USD-LIBOR	2.420	06/22/2022	$	1,500,000	580	1,796	2,376	0
	Pay	3-Month USD-LIBOR	2.370	08/09/2022		1,891,000	1,708	2,827	4,535	0
UAG	Pay	6-Month AUD-BBR-BBSW	5.000	06/15/2022	AUD	128,000	(102)	12,849	12,747	0

							$50,438	$98,529	$149,127	$(160)

Total Swap Agreements							$(776,618)	$719,002	$159,253	$(216,869)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	43

Summary Schedule of Investments PIMCO Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(p)	Securities with an aggregate market value of $514,341 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$722	$0	$0	$722	$(13)	$0	$0	$(13)	$709	$0	$709
BOA	49,421	0	14,745	64,166	(11,277)	0	(9,874)	(21,151)	43,015	(39,220)	3,795
BPS	5,986	0	289	6,275	(66,878)	0	(3,224)	(70,102)	(63,827)	60,062	(3,765)
BRC	27,447	0	10,822	38,269	0	0	(16,198)	(16,198)	22,071	(23,225)	(1,154)
CBK	2,173	0	9,246	11,419	(55,188)	0	(17,581)	(72,769)	(61,350)	65,434	4,084
DUB	10,773	0	26,427	37,200	(45,337)	0	(17,735)	(63,072)	(25,872)	(11,979)	(37,851)
FBF	1,345	0	83	1,428	(31,693)	0	(65,427)	(97,120)	(95,692)	99,274	3,582
GLM	15,486	0	72,821	88,307	(32,880)	0	(160)	(33,040)	55,267	(50,970)	4,297
GST	0	0	1,409	1,409	0	0	(27,626)	(27,626)	(26,217)	30,828	4,611
HUS	32,928	0	1,689	34,617	(20,947)	0	(6,314)	(27,261)	7,356	(6,250)	1,106
IND	0	0	0	0	(4,793)	0	0	(4,793)	(4,793)	1,195	(3,598)
JPM	58,690	0	1,871	60,561	(170,616)	0	(5,226)	(175,842)	(115,281)	115,375	94
JPS	0	0	0	0	0	0	(8,541)	(8,541)	(8,541)	9,015	474
MEI	0	0	0	0	0	0	(7,554)	(7,554)	(7,554)	7,851	297
MSB	14,400	0	0	14,400	(17,982)	0	0	(17,982)	(3,582)	20,204	16,622
MYC	0	0	7,067	7,067	0	0	(28,003)	(28,003)	(20,936)	15,774	(5,162)
NAB	0	0	0	0	(40)	0	0	(40)	(40)	0	(40)
NGF	30	0	0	30	(16,132)	0	(1,977)	(18,109)	(18,079)	17,690	(389)
RBC	12	0	0	12	(1,894)	0	0	(1,894)	(1,882)	0	(1,882)
SAL	0	0	0	0	0	0	(555)	(555)	(555)	544	(11)
SCX	24,416	0	0	24,416	(49,137)	0	0	(49,137)	(24,721)	22,648	(2,073)
SOG	4,056	0	37	4,093	(1,672)	0	0	(1,672)	2,421	(3,000)	(579)
TOR	3,721	0	0	3,721	(15,914)	0	0	(15,914)	(12,193)	9,604	(2,589)
UAG	0	0	12,747	12,747	(16)	0	(874)	(890)	11,857	(11,790)	67

Total Over the Counter	$251,606	$0	$159,253	$410,859	$(542,409)	$0	$(216,869)	$(759,278)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing

44	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2017

market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$65	$99	$164
Swap Agreements	0	3,788	0	0	32,741	36,529

	$0	$3,788	$0	$65	$32,840	$36,693

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$251,606	$0	$251,606
Swap Agreements	0	10,126	0	0	149,127	159,253

	$0	$10,126	$0	$251,606	$149,127	$410,859

	$0	$13,914	$0	$251,671	$181,967	$447,552

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$147	$15	$162
Swap Agreements	0	1,451	0	0	32,056	33,507

	$0	$1,451	$0	$147	$32,071	$33,669

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$542,409	$0	$542,409
Swap Agreements	0	216,709	0	0	160	216,869

	$0	$216,709	$0	$542,409	$160	$759,278

	$0	$218,160	$0	$542,556	$32,231	$792,947

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2017:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$12,001	$(106,243)	$(94,242)
Swap Agreements	0	629,681	0	0	807,575	1,437,256

	$0	$629,681	$0	$12,001	$701,332	$1,343,014

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	45

Summary Schedule of Investments PIMCO Income Fund (Cont.)

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(587,398)	$0	$(587,398)
Purchased Options	0	0	0	0	(3,013)	(3,013)
Written Options	0	0	0	20,871	0	20,871
Swap Agreements	0	145,081	0	0	3,059	148,140

	$0	$145,081	$0	$(566,527)	$46	$(421,400)

	$0	$774,762	$0	$(554,526)	$701,378	$921,614

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$1,829	$453	$2,282
Swap Agreements	0	(27,513)	0	0	(139,229)	(166,742)

	$0	$(27,513)	$0	$1,829	$(138,776)	$(164,460)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$399,112	$0	$399,112
Purchased Options	0	0	0	0	999	999
Written Options	0	0	0	(5,797)	0	(5,797)
Swap Agreements	0	354,163	0	0	76,000	430,163
	$0	$354,163	$0	$393,315	$76,999	$824,477

	$0	$326,650	$0	$395,144	$(61,777)	$660,017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$1,795	$2,411,258	$166,622	$2,579,675
Corporate Bonds & Notes
Banking & Finance	0	10,614,388	1,345,042	11,959,430
Industrials	5,062	2,761,444	88,498	2,855,004
Utilities	0	2,185,448	7,029	2,192,477
Convertible Bonds & Notes
Banking & Finance	0	34,500	0	34,500
Municipal Bonds & Notes
California	0	14,514	0	14,514
Illinois	0	100,307	0	100,307
Iowa	0	155	0	155
Missouri	0	0	56,390	56,390
New York	0	1,399	0	1,399
Texas	0	373	0	373
U.S. Government Agencies	0	9,058,037	0	9,058,037
U.S. Treasury Obligations	0	24,745,148	0	24,745,148
Non-Agency Mortgage-Backed Securities	0	13,066,538	648,464	13,715,002
Asset-Backed Securities	0	19,062,385	165,215	19,227,600
Sovereign Issues	0	6,448,794	0	6,448,794
Common Stocks
Financials	0	0	1,728	1,728
Health Care	0	140	0	140

46	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Warrants
Information Technology	$0	$0	$6	$6
Utilities	247	0	0	247
Convertible Preferred Securities
Banking & Finance	0	991	0	991
Preferred Securities
Banking & Finance	1,293	9,434	0	10,727
Real Estate	0	6,685	0	6,685
Short-Term Instruments
Certificates of Deposit	0	1,247,672	0	1,247,672
Short-Term Notes	0	68,638	0	68,638
Argentina Treasury Bills	0	421,370	0	421,370
Japan Treasury Bills	0	1,683,857	0	1,683,857
Mexico Treasury Bills	0	943,832	0	943,832
U.S. Treasury Bills	0	31,226	0	31,226
	$8,397	$94,918,533	$2,478,994	$97,405,924
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$712,019	$0	$0	$712,019
Total Investments	$720,416	$94,918,533	$2,478,994	$98,117,943

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,275,992)	$0	$(2,275,992)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	164	36,529	0	36,693
Over the counter	0	410,782	77	410,859
	$164	$447,311	$77	$447,552

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(162)	(33,507)	0	(33,669)
Over the counter	0	(759,076)	(202)	(759,278)
	$(162)	$(792,583)	$(202)	$(792,947)

Total Financial Derivative Instruments	$2	$(345,272)	$(125)	$(345,395)

Totals	$720,418	$92,297,269	$2,478,869	$95,496,556

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases(1)	Net Sales(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017(2)
Investments in Securities, at Value
Loan Participations and Assignments	$57,424	$103,294	$(8,514)	$89	$110	$5,091	$9,128	$0	$166,622	$5,057
Corporate Bonds & Notes
Banking & Finance	0	1,355,556	0	0	0	(10,514)	0	0	1,345,042	(10,514)
Industrials	0	86,365	(318)	0	0	70	2,388	(7)	88,498	62
Utilities	5,805	0	(5,666)	0	0	(139)	7,029	0	7,029	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	47

Summary Schedule of Investments PIMCO Income Fund (Cont.)

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases(1)	Net Sales(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017(2)
Municipal Bonds & Notes
Missouri	$0	$68,279	$(13,000)	$295	$804	$12	$0	$0	$56,390	$12
U.S. Government Agencies	84,680	93	(4,993)	(3)	13	883	0	(80,673)	0	0
Non-Agency Mortgage-Backed Securities	629,755	6	(13,355)	1,393	1,589	34,814	0	(5,738)	648,464	35,110
Asset-Backed Securities	88,347	115,275	(11,308)	708	721	(1,143)	0	(27,385)	165,215	757
Common Stocks
Financials	813	250	0	0	0	665	0	0	1,728	666
Warrants
Information Technology	0	0	0	0	0	6	0	0	6	6

	$866,824	$1,729,118	$(57,154)	$2,482	$3,237	$29,745	$18,545	$(113,803)	$2,478,994	$31,156

Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0	$0	$0	$77	$0	$77	$0

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$(37,398)	$0	$36,723	$473	$0	$0	$(202)	$473

Totals	$866,824	$1,729,118	$(94,552)	$2,482	$39,960	$30,218	$18,622	$(113,803)	$2,478,869	$31,641

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$1,858	Other Valuation Techniques(3)	—	—
	136,075	Proxy Pricing	Base Price	99.500-101.000
	28,689	Third Party Vendor	Broker Quote	92.750-101.500
Corporate Bonds & Notes
Banking & Finance	1,345,042	Proxy Pricing	Base Price	0.000-99.825
Industrials	86,110	Proxy Pricing	Base Price	96.000-101.750
	2,388	Third Party Vendor	Broker Quote	106.750
Utilities	7,029	Proxy Pricing	Base Price	45.961
Municipal Bonds & Notes
Missouri	56,390	Proxy Pricing	Base Price	94.000
Non-Agency Mortgage-Backed Securities	533,885	Proxy Pricing	Base Price	101.780
	114,579	Third Party Vendor	Broker Quote	85.973-86.500
Asset-Backed Securities	165,215	Proxy Pricing	Base Price	2.859-100.000
Common Stocks
Financials	1,728	Other Valuation Techniques(3)	—	—
Warrants
Information Technology	6	Other Valuation Techniques(3)	—	—

48	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2017

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Financial Derivative Instruments - Assets
Over the counter	$77	Other Valuation Techniques	—	—

Financial Derivative Instruments - Liabilities
Over the counter	(202)	Indicative Market Quotation	Broker Quote	(0.840)-0.000

Total	$2,478,869

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	49

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the PIMCO Income Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities

50	PIMCO INCOME FUND

March 31, 2017

denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on

ANNUAL REPORT	MARCH 31, 2017	51

Notes to Financial Statements (Cont.)

such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under ASC 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

52	PIMCO INCOME FUND

March 31, 2017

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally

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Notes to Financial Statements (Cont.)

valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

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Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are

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Notes to Financial Statements (Cont.)

observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

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Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as

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Notes to Financial Statements (Cont.)

the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The

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Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in an affiliated Fund for the period ended March 31, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$3,920,732	$25,478,688	$(28,689,800)	$4,810	$(2,411)	$712,019	$23,188	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Fund may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying

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Notes to Financial Statements (Cont.)

terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of March 31, 2017, the Fund had $95,823,114 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities.

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Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  The Fund may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Restricted Securities The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Fund at March 31, 2017 are disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Fund may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Warrants  The Fund may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time

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the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  The Fund may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial

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Notes to Financial Statements (Cont.)

institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Fund may enter into short sales transactions. Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund will be subject to additional risks to the extent that it engages in

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short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

(c) Options Contracts  The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization

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(“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

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Notes to Financial Statements (Cont.)

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  The Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or

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permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

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Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Fund may be

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subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Fund’s liquidity and net asset value. Such transactions may also increase the Fund’s transaction costs or otherwise cause the Fund to perform differently than intended. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself,

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Notes to Financial Statements (Cont.)

rather than with a counterparty in an OTC derivative transaction. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash

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pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party

ANNUAL REPORT	MARCH 31, 2017	73

Notes to Financial Statements (Cont.)

custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.20%
Class P	0.30%
Administrative Class	0.20%
Class D	0.29%
A, C and R Classes	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative

74	PIMCO INCOME FUND

March 31, 2017

Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2017, the Distributor retained $7,047,450 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting

ANNUAL REPORT	MARCH 31, 2017	75

Notes to Financial Statements (Cont.)

attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000, the valuation oversight committee lead receives an additional annual retainer of $11,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $5,750) and the governance committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2017, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$1,514,867	$289,546

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may

76	PIMCO INCOME FUND

March 31, 2017

involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$144,325,901	$118,211,298	$28,952,135	$9,647,762

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Income Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,267,500	$15,243,952	876,129	$10,513,805
Class P	681,406	8,191,681	570,865	6,899,461
Administrative Class	18,400	220,987	11,656	140,505
Class D	390,487	4,693,227	348,508	4,222,261
Class A	306,480	3,681,017	261,273	3,157,756
Class C	207,313	2,487,563	203,855	2,467,353
Class R	13,371	160,484	10,111	122,243

Issued as reinvestment of distributions
Institutional Class	114,292	1,375,749	111,939	1,340,725
Class P	46,722	562,480	52,792	631,785
Administrative Class	1,162	13,989	1,378	16,446
Class D	43,886	528,016	51,087	611,516
Class A	31,430	378,155	35,586	425,791
Class C	22,558	271,410	26,400	315,579
Class R	1,073	12,915	927	11,059

Cost of shares redeemed
Institutional Class	(534,343)	(6,416,938)	(471,447)	(5,672,854)
Class P	(270,885)	(3,255,014)	(392,956)	(4,661,894)
Administrative Class	(14,697)	(175,309)	(7,092)	(85,831)
Class D	(261,440)	(3,138,110)	(209,155)	(2,524,893)
Class A	(211,100)	(2,534,410)	(137,780)	(1,660,236)
Class C	(133,916)	(1,609,635)	(89,425)	(1,078,872)
Class R	(5,265)	(63,300)	(2,263)	(27,313)
Net increase (decrease) resulting from Fund share transactions	1,714,434	$20,628,909	1,252,388	$15,164,392

ANNUAL REPORT	MARCH 31, 2017	77

Notes to Financial Statements (Cont.)

13. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters. The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2017, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2014-2016, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

PIMCO Income Fund

Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
$0	$0	$1,856,010	($256,244)	$0	($27,775)	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, sale/buyback transactions, Lehman securities, and convertible preferred securities.

78	PIMCO INCOME FUND

March 31, 2017

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals, organizational costs, and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through March 31, 2017 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through March 31, 2017 and Ordinary losses realized during the period January 1, 2017 through March 31, 2017, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2017, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Income Fund	$0	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

PIMCO Income Fund

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
$96,935,549	$2,763,999	($1,581,605)	$1,182,394
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, sale/buyback transactions, Lehman securities, and convertible preferred securities for federal income tax purposes.

For the fiscal years ended March 31, 2017 and March 31, 2016, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

PIMCO Income Fund

March 31, 2017			March 31, 2016
Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
$3,037,764	$0	$473,063	$3,699,659	$46,310	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

The Fund’s distributions exceeded its earnings and profits by this amount. The return of capital was largely attributable to the timing of foreign currency and other losses characterized as ordinary losses for tax purposes. Losses from a portion of the Fund’s prior tax year were considered “Late Year Losses” under the Code and were therefore realized for tax purposes during the March 31, 2017 fiscal year.

ANNUAL REPORT	MARCH 31, 2017	79

Notes to Financial Statements (Cont.)

March 31, 2017

15. SUBSEQUENT EVENTS

Effective April 1, 2017, all Class C shares with a minimum ten year holding period will be converted to Class A shares of the same Fund, for all Funds of the PIMCO Funds Trust that offer Class C Shares. This automatic conversion feature was approved by the Board on January 24, 2017.

There were no other subsequent events identified that require recognition or disclosure.

80	PIMCO INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Income Fund (one of the funds constituting the PIMCO Funds, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

ANNUAL REPORT	MARCH 31, 2017	81

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JML	JP Morgan Securities Plc
BOA	Bank of America N.A.	JPM	JPMorgan Chase Bank N.A.
BOM	Bank of Montreal	JPS	JPMorgan Securities, Inc.
BOS	Banc of America Securities LLC	MEI	Merrill Lynch International
BPG	BNP Paribas Securities Corp.	MSB	Morgan Stanley Bank, N.A
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
BSN	Bank of Nova Scotia	NAB	National Australia Bank Ltd.
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
CFR	Credit Suisse Securities (Europe) Ltd.	NOM	Nomura Securities International Inc.
DUB	Deutsche Bank AG	RDR	RBC Capital Markets
FBF	Credit Suisse International	RYL	Royal Bank of Scotland Group PLC
GLM	Goldman Sachs Bank USA	SAL	Citigroup Global Markets, Inc.
GRE	RBS Securities, Inc.	SCX	Standard Chartered Bank
GSC	Goldman Sachs & Co.	SGY	Societe Generale, New York
GST	Goldman Sachs International	SOG	Societe Generale
HUS	HSBC Bank USA N.A.	TOR	Toronto Dominion Bank
IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound
BRL	Brazilian Real	JPY	Japanese Yen
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	PEN	Peruvian New Sol
CNH	Chinese Renminbi (Offshore)	RUB	Russian Ruble
DKK	Danish Krone	USD (or $)	United States Dollar
EUR	Euro	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index
CDX.EM	Credit Derivatives Index - Emerging Markets	PrimeX.ARM	Prime Mortgage-Backed Securities Index - Adjustable Rate Mortgage
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	TBA	To-Be-Announced
BBSW	Bank Bill Swap Reference Rate	TBD	To Be Determined
CDI	Brazil Interbank Deposit Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
JIBAR	Johannesburg Interbank Agreed Rate

82	PIMCO INCOME FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Income Fund	0.00%	0.06%	$2,347,586	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

ANNUAL REPORT	MARCH 31, 2017	83

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees*
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge*** (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter G. Strelow*** (1970) Trustee	05/2017 to present	Managing Director, Chief Administrative Officer, PIMCO; President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, MarineMax Inc.
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
Kym M. Hubbard**** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, State Auto Financial Corporation.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

84	PIMCO INCOME FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Messrs. Harris, Hodge and Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	Effective May 16, 2017, Mr. Strelow became a Trustee of the Trust and Mr. Hodge retired from service as a Trustee of the Trust.
****	The information for the individuals listed is as of March 31, 2017 (as of May 16, 2017 for Mr. Strelow). Ms. Hubbard became a Trustee of the Trust effective February 14, 2017.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, Chief Administrative Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.
Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2017	85

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.
Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.
Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

86	PIMCO INCOME FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2017	87

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

88	PIMCO INCOME FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3013AR_033117

PIMCO Funds

Annual Report

March 31, 2017

PIMCO Low Duration Fund

Share Classes

∎	Institutional
∎	P
∎	Administrative
∎	D
∎	A
∎	C
∎	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2017, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

In the early part of the reporting period in June 2016, the outcome of the U.K. referendum, or Brexit, prompted market volatility to rise, sovereign yields to rally significantly and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the fundamental backdrop of the global economy as remaining largely intact, and as expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of other political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain over this period.

At its December 2016 meeting, the European Central Bank (“ECB”) opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. On December 14, 2016, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25 percentage points to a range of 0.50%-0.75%. And on March 15, 2017, the Fed raised the rate again by 0.25 percentage points to a range of 0.75%-1.00%, representing their third rate increase in ten years.

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the March quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda, including the last-minute cancelation of the healthcare vote in the House of Representatives, left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. However, rising geopolitical tensions outside of the reporting period, namely Syria and North Korea, contributed to growing investor anxiety.

2	PIMCO LOW DURATION FUND

Financial market highlights of the twelve-month reporting period include:

∎

U.S. Treasury yields rose across the yield curve over the reporting period. The yield on the benchmark ten-year U.S. Treasury note was 2.40% at the end of the reporting period, up from 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, declined 1.44% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 0.44% over the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.48% over the reporting period, as represented by the Bloomberg Barclays U.S. TIPS Index. Real yields rose and the yield curve flattened as the Fed continued its normalization of interest rates and pro-growth sentiment emerged in the wake of the U.S. election. Market-based inflation expectations ended the period sharply higher as oil prices rallied and fears of policy-induced inflation lead to increased demand for U.S. TIPS.

∎

Diversified commodities posted positive returns, as represented by the Bloomberg Commodity Index Total Return, which returned 8.71% over the reporting period. The energy and industrial metals sectors led the rebound within commodity markets. Within energy, oil prices rose sharply as U.S. production growth slowed and the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to a coordinated cut to output. Base metals broadly gained on improved China sentiment and in anticipation of potential infrastructure spending in the U.S.

∎

Agency mortgage-backed securities (“MBS”) returned 0.17% over the reporting period, as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index. The asset class modestly outperformed like-duration U.S. Treasuries, as continued Fed intervention and strong overseas demand helped offset mortgage extension selling following the U.S. election. Non-Agency MBS continued to perform well due to improving housing fundamentals, limited new issuance, and sustained investor appetite.

∎

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 2.96% over the reporting period. Investment grade credit spreads tightened due to strong investor demand for high grade retail mutual funds and ETFs, low volatility, and corporate earnings strength. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 16.88% over the reporting period, which benefited from a strong rally of commodity sectors, namely the energy and metals & mining sectors.

∎

Tax-exempt municipal bonds returned 0.15% over the reporting period, as represented by the Bloomberg Barclays Municipal Bond Index. The municipal bond market benefited from constructive retail, institutional, and foreign demand through the first half of the reporting period. The positive sentiment

ANNUAL REPORT	MARCH 31, 2017	3

Chairman’s Letter (Cont.)

reversed post-U.S. election as investors weighed possibilities of policy shifts around tax rates, a potential repeal of the tax exemption, and heightened infrastructure funding. Municipal bond investors remained focused on Puerto Rico as the island continued to default on select governmental issues and federally-led restructuring efforts moved forward.

∎

Emerging market (“EM”) debt sectors generally benefited from improving fundamentals in most emerging economies, stable commodity prices and accommodative global central banks. Better fundamentals attracted robust inflows into the asset class and also supported performance during the reporting period. Though returns were strong, the surprise result of the U.S. election weighed somewhat on performance in the latter half of the reporting period due to uncertainty surrounding the impact of future trade policy on EM countries. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 8.82% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.47% over the reporting period.

∎

Global equities generally posted strong positive returns in response to supportive central bank policies and healthy investor risk appetite over the full reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.17% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 17.22% over the reporting period. Global equities, as represented by the MSCI World Index, returned 14.77% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO LOW DURATION FUND

Important Information About the PIMCO Low Duration Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus.

The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or

ANNUAL REPORT	MARCH 31, 2017	5

Important Information About the PIMCO Low Duration Fund (Cont.)

components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an

6	PIMCO LOW DURATION FUND

indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO Low Duration Fund	05/11/87	05/11/87	04/30/08	01/03/95	04/08/98	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

ANNUAL REPORT	MARCH 31, 2017	7

Important Information About the PIMCO Low Duration Fund (Cont.)

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Fund’s Form N-Q is also available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO LOW DURATION FUND

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ANNUAL REPORT	MARCH 31, 2017	9

PIMCO Low Duration Fund

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Low Duration Fund Institutional Class	1.93%	1.65%	3.43%	5.62%
PIMCO Low Duration Fund Class P	1.83%	1.55%	3.32%	5.54%
PIMCO Low Duration Fund Administrative Class	1.67%	1.39%	3.17%	5.36%
PIMCO Low Duration Fund Class D	1.63%	1.35%	3.12%	5.32%
PIMCO Low Duration Fund Class A	1.58%	1.30%	3.05%	5.17%
PIMCO Low Duration Fund Class A (adjusted)	(0.71)%	0.84%	2.82%	5.06%
PIMCO Low Duration Fund Class C	1.28%	1.00%	2.69%	4.70%
PIMCO Low Duration Fund Class C (adjusted)	0.28%	1.00%	2.69%	4.70%
PIMCO Low Duration Fund Class R	1.33%	1.05%	2.80%	4.90%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.25%	0.64%	2.00%	4.65%
Lipper Short Investment Grade Debt Funds Average	1.96%	1.34%	2.27%	4.74%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.51% for Institutional Class shares, 0.61% for Class P shares, 0.76% for Administrative Class shares, 0.80% for Class D shares, 0.85% for Class A shares, 1.15% for Class C shares, and 1.10% for Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

10	PIMCO LOW DURATION FUND

Institutional Class - PTLDX	Class P - PLDPX	Administrative Class - PLDAX	Class D - PLDDX
Class A - PTLAX	Class C - PTLCX	Class R - PLDRX

Allocation Breakdown as of 03/31/2017†§

Corporate Bonds & Notes	35.7%
Short-Term Instruments‡	25.7%
U.S. Government Agencies	21.6%
Sovereign Issues	5.6%
Asset-Backed Securities	5.4%
Other	6.0%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Low Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to investment grade corporate securities contributed to performance, as these securities generally posted positive total returns.

»	Holdings of securitized debt contributed to performance, as these securities generally posted positive total returns.

»	Exposure to U.S. Treasury Inflation-Protected Securities contributed to performance, as these securities generally posted positive total returns.
»	Exposure to local Mexican duration detracted from performance, as Mexican interest rates rose.

»	Long U.S. dollar positions versus a basket of Asian currencies detracted from performance, as these currencies generally appreciated versus the U.S. dollar.

»	Underweight exposure to interest rates in the United Kingdom detracted from performance, as interest rates fell.

ANNUAL REPORT	MARCH 31, 2017	11

Expense Example PIMCO Low Duration Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2016 to March 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,005.40	$2.65	$1,000.00	$1,022.29	$2.67	0.53%
Class P	1,000.00	1,004.90	3.15	1,000.00	1,021.79	3.18	0.63
Administrative Class	1,000.00	1,004.10	3.90	1,000.00	1,021.04	3.93	0.78
Class D	1,000.00	1,003.90	4.10	1,000.00	1,020.84	4.13	0.82
Class A	1,000.00	1,003.70	4.35	1,000.00	1,020.59	4.38	0.87
Class C	1,000.00	1,002.20	5.84	1,000.00	1,019.10	5.89	1.17
Class R	1,000.00	1,002.40	5.59	1,000.00	1,019.35	5.64	1.12

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8 in the Notes to Financial Statements.

12	PIMCO LOW DURATION FUND

Benchmark Descriptions

Index*	Description

BofA Merrill Lynch 1-3 Year U.S. Treasury Index	The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	13

Financial Highlights PIMCO Low Duration Fund

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
03/31/2017	$9.87	$0.21	$(0.02)	$0.19	$(0.17)	$0.00	$(0.04)	$(0.21)
03/31/2016	10.09	0.20	(0.17)	0.03	(0.21)	0.00	(0.04)	(0.25)
03/31/2015	10.34	0.14	(0.02)	0.12	(0.37)	0.00	0.00	(0.37)
03/31/2014	10.50	0.11	(0.10)	0.01	(0.16)	(0.01)	0.00	(0.17)
03/31/2013	10.40	0.15	0.35	0.50	(0.29)	(0.11)	0.00	(0.40)
Class P
03/31/2017	9.87	0.20	(0.02)	0.18	(0.16)	0.00	(0.04)	(0.20)
03/31/2016	10.09	0.19	(0.17)	0.02	(0.20)	0.00	(0.04)	(0.24)
03/31/2015	10.34	0.13	(0.02)	0.11	(0.36)	0.00	0.00	(0.36)
03/31/2014	10.50	0.10	(0.10)	0.00	(0.15)	(0.01)	0.00	(0.16)
03/31/2013	10.40	0.14	0.34	0.48	(0.27)	(0.11)	0.00	(0.38)
Administrative Class
03/31/2017	9.87	0.19	(0.03)	0.16	(0.14)	0.00	(0.04)	(0.18)
03/31/2016	10.09	0.18	(0.18)	0.00	(0.18)	0.00	(0.04)	(0.22)
03/31/2015	10.34	0.12	(0.02)	0.10	(0.35)	0.00	0.00	(0.35)
03/31/2014	10.50	0.09	(0.10)	(0.01)	(0.14)	(0.01)	0.00	(0.15)
03/31/2013	10.40	0.13	0.34	0.47	(0.26)	(0.11)	0.00	(0.37)
Class D
03/31/2017	9.87	0.18	(0.02)	0.16	(0.14)	0.00	(0.04)	(0.18)
03/31/2016	10.09	0.17	(0.17)	0.00	(0.18)	0.00	(0.04)	(0.22)
03/31/2015	10.34	0.11	(0.02)	0.09	(0.34)	0.00	0.00	(0.34)
03/31/2014	10.50	0.09	(0.11)	(0.02)	(0.13)	(0.01)	0.00	(0.14)
03/31/2013	10.40	0.12	0.34	0.46	(0.25)	(0.11)	0.00	(0.36)
Class A
03/31/2017	9.87	0.18	(0.03)	0.15	(0.13)	0.00	(0.04)	(0.17)
03/31/2016	10.09	0.17	(0.17)	0.00	(0.18)	0.00	(0.04)	(0.22)
03/31/2015	10.34	0.11	(0.02)	0.09	(0.34)	0.00	0.00	(0.34)
03/31/2014	10.50	0.08	(0.10)	(0.02)	(0.13)	(0.01)	0.00	(0.14)
03/31/2013	10.40	0.12	0.34	0.46	(0.25)	(0.11)	0.00	(0.36)
Class C
03/31/2017	9.87	0.15	(0.02)	0.13	(0.11)	0.00	(0.04)	(0.15)
03/31/2016	10.09	0.14	(0.17)	(0.03)	(0.15)	0.00	(0.04)	(0.19)
03/31/2015	10.34	0.08	(0.02)	0.06	(0.31)	0.00	0.00	(0.31)
03/31/2014	10.50	0.05	(0.10)	(0.05)	(0.10)	(0.01)	0.00	(0.11)
03/31/2013	10.40	0.08	0.35	0.43	(0.22)	(0.11)	0.00	(0.33)

14	PIMCO LOW DURATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Interest Expense	Net Investment Income	Portfolio Turnover Rate

$9.85	1.93%	$6,206,986	0.53%	0.46%	2.14%	415%
9.87	0.31	6,579,406	0.51	0.46	2.03	186
10.09	1.22	8,159,144	0.46	0.46	1.37	110
10.34	0.09	14,841,581	0.46	0.46	1.11	248
10.50	4.76	15,017,652	0.46	0.46	1.44	445

9.85	1.83	690,627	0.63	0.56	2.05	415
9.87	0.21	848,525	0.61	0.56	1.95	186
10.09	1.12	1,149,185	0.56	0.56	1.27	110
10.34	(0.01)	2,338,918	0.56	0.56	1.01	248
10.50	4.66	2,097,525	0.56	0.56	1.36	445

9.85	1.67	122,997	0.78	0.71	1.90	415
9.87	0.06	179,319	0.76	0.71	1.81	186
10.09	0.97	302,533	0.71	0.71	1.12	110
10.34	(0.16)	522,884	0.71	0.71	0.87	248
10.50	4.50	710,182	0.71	0.71	1.21	445

9.85	1.63	676,388	0.82	0.75	1.85	415
9.87	0.02	837,223	0.80	0.75	1.74	186
10.09	0.93	1,097,885	0.75	0.75	1.08	110
10.34	(0.20)	1,711,864	0.75	0.75	0.83	248
10.50	4.46	2,053,619	0.75	0.75	1.15	445

9.85	1.58	846,122	0.87	0.80	1.81	415
9.87	(0.03)	1,087,057	0.85	0.80	1.71	186
10.09	0.88	1,508,086	0.80	0.80	1.04	110
10.34	(0.25)	3,043,735	0.80	0.80	0.78	248
10.50	4.41	3,713,284	0.80	0.80	1.10	445

9.85	1.28	454,562	1.17	1.10	1.50	415
9.87	(0.33)	575,727	1.15	1.10	1.39	186
10.09	0.58	700,338	1.10	1.10	0.74	110
10.34	(0.55)	959,812	1.10	1.10	0.47	248
10.50	4.10	1,036,641	1.10	1.10	0.80	445

ANNUAL REPORT	MARCH 31, 2017	15

Financial Highlights PIMCO Low Duration Fund (cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Class R
03/31/2017	$9.87	$0.15	$(0.02)	$0.13	$(0.11)	$0.00	$(0.04)	$(0.15)
03/31/2016	10.09	0.14	(0.17)	(0.03)	(0.15)	0.00	(0.04)	(0.19)
03/31/2015	10.34	0.08	(0.02)	0.06	(0.31)	0.00	0.00	(0.31)
03/31/2014	10.50	0.05	(0.10)	(0.05)	(0.10)	(0.01)	0.00	(0.11)
03/31/2013	10.40	0.09	0.34	0.43	(0.22)	(0.11)	0.00	(0.33)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

16	PIMCO LOW DURATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Interest Expense	Net Investment Income	Portfolio Turnover Rate

$9.85	1.33%	$80,013	1.12%	1.05%	1.55%	415%
9.87	(0.28)	91,703	1.10	1.05	1.43	186
10.09	0.63	105,708	1.05	1.05	0.79	110
10.34	(0.50)	135,958	1.05	1.05	0.53	248
10.50	4.15	131,888	1.05	1.05	0.85	445

ANNUAL REPORT	MARCH 31, 2017	17

Statement of Assets and Liabilities PIMCO Low Duration Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$10,742,552
Investments in Affiliates	1,196,732
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,955
Over the counter	35,924
Deposits with counterparty	8,306
Foreign currency, at value	1,950
Receivable for investments sold	10,285
Receivable for TBA investments sold	1,420,659
Receivable for Fund shares sold	13,917
Interest and/or dividends receivable	32,490
Dividends receivable from Affiliates	1,221
Total Assets	13,468,991

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$15,990
Payable for short sales	43,031
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,296
Over the counter	112,657
Payable for investments purchased	110,193
Payable for investments in Affiliates purchased	925
Payable for investments purchased on a delayed-delivery basis	514,314
Payable for TBA investments purchased	3,540,310
Deposits from counterparty	19,827
Payable for Fund shares redeemed	25,434
Distributions payable	1,648
Overdraft due to custodian	44
Accrued investment advisory fees	2,050
Accrued supervisory and administrative fees	1,922
Accrued distribution fees	325
Accrued servicing fees	315
Other liabilities	15
Total Liabilities	4,391,296

Net Assets	$9,077,695

Net Assets Consist of:
Paid in capital	$9,453,462
(Overdistributed) net investment income	(23,625)
Accumulated undistributed net realized (loss)	(338,543)
Net unrealized (depreciation)	(13,599)

Net Assets	$9,077,695

Cost of investments in securities	$10,671,998
Cost of investments in Affiliates	$1,196,722
Cost of foreign currency held	$1,962
Proceeds received on short sales	$42,987
Cost or premiums of financial derivative instruments, net	$(5,703)

* Includes repurchase agreements of:	$6,248

18	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2017

Net Assets:
Institutional Class	$6,206,986
Class P	690,627
Administrative Class	122,997
Class D	676,388
Class A	846,122
Class C	454,562
Class R	80,013
Shares Issued and Outstanding:
Institutional Class	630,149
Class P	70,114
Administrative Class	12,487
Class D	68,668
Class A	85,900
Class C	46,148
Class R	8,123
Net Asset Value Per Share Outstanding:
Institutional Class	$9.85
Class P	9.85
Administrative Class	9.85
Class D	9.85
Class A	9.85
Class C	9.85
Class R	9.85

ANNUAL REPORT	MARCH 31, 2017	19

Statement of Operations PIMCO Low Duration Fund

Year Ended March 31, 2017
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$257,177
Dividends	438
Dividends from Investments in Affiliates	3,951
Total Income	261,566

Expenses:
Investment advisory fees	24,459
Supervisory and administrative fees	23,059
Distribution and/or servicing fees - Administrative Class	381
Distribution and/or servicing fees - Class D	1,909
Distribution fees - Class C	1,566
Distribution fees - Class R	224
Servicing fees - Class A	2,461
Servicing fees - Class C	1,305
Servicing fees - Class R	224
Trustee fees	73
Interest expense	6,904
Miscellaneous expense	12
Total Expenses	62,577

Net Investment Income	198,989

Net Realized Gain (Loss):
Investments in securities	(193,981)
Investments in Affiliates	106
Exchange-traded or centrally cleared financial derivative instruments	(54,306)
Over the counter financial derivative instruments	304,617
Foreign currency	(29,093)

Net Realized Gain	27,343

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	101,265
Investments in Affiliates	(8)
Exchange-traded or centrally cleared financial derivative instruments	84,548
Over the counter financial derivative instruments	(233,206)
Foreign currency assets and liabilities	255

Net Change in Unrealized (Depreciation)	(47,146)

Net Increase in Net Assets Resulting from Operations	$179,186

* Foreign tax withholdings	$122

20	PIMCO LOW DURATION FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Low Duration Fund

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016
(Decrease) in Net Assets from:

Operations:
Net investment income	$198,989	$229,803
Net realized gain (loss)	27,343	(91,557)
Net change in unrealized (depreciation)	(47,146)	(129,632)

Net Increase in Net Assets Resulting from Operations	179,186	8,614

Distributions to Shareholders:
From net investment income
Institutional Class	(113,039)	(169,424)
Class P	(12,685)	(20,517)
Administrative Class	(2,279)	(4,443)
Class D	(11,057)	(18,115)
Class A	(13,799)	(23,419)
Class C	(5,749)	(9,576)
Class R	(1,026)	(1,536)
Tax basis return of capital
Institutional Class	(24,019)	(29,058)
Class P	(2,855)	(3,690)
Administrative Class	(564)	(856)
Class D	(2,822)	(3,614)
Class A	(3,637)	(4,759)
Class C	(1,929)	(2,349)
Class R	(331)	(367)

Total Distributions(a)	(195,791)	(291,723)

Fund Share Transactions:
Net (decrease) resulting from Fund share transactions**	(1,104,660)	(2,540,810)

Total (Decrease) in Net Assets	(1,121,265)	(2,823,919)

Net Assets:
Beginning of year	10,198,960	13,022,879
End of year*	$9,077,695	$10,198,960

*Including (overdistributed) net investment income of:	$(23,625)	$(179,798)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2017	21

Schedule of Investments PIMCO Low Duration Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%
AWAS Finance Luxembourg S.A.
3.780% due 07/16/2018		$1,277	$1,284

Total Loan Participations and Assignments (Cost $1,280)			1,284

CORPORATE BONDS & NOTES 46.9%

BANKING & FINANCE 34.3%
ABN AMRO Bank NV
1.800% due 06/04/2018		28,900	28,850
AerCap Ireland Capital DAC
2.750% due 05/15/2017		39,000	39,052
American Tower Corp.
2.800% due 06/01/2020		54,910	55,339
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	1,000	317
Banco Santander Chile
1.915% due 04/11/2017		$800	800
Bank of America Corp.
0.000% due 05/18/2017		180	183
2.000% due 01/11/2018		4,200	4,212
2.018% due 04/01/2019		42,900	43,288
2.226% due 03/22/2018		10,600	10,675
2.445% due 04/19/2021		25,000	25,767
2.650% due 04/01/2019		15,240	15,423
5.650% due 05/01/2018		25,633	26,675
5.750% due 12/01/2017		8,700	8,931
6.400% due 08/28/2017		9,350	9,533
Bank of America N.A.
1.431% due 06/15/2017		8,300	8,302
Barclays Bank PLC
14.000% due 06/15/2019 (f)	GBP	3,700	5,685
Barclays PLC
3.144% due 08/10/2021		$18,900	19,730
BB&T Corp.
1.738% due 01/15/2020		38,300	38,609
Bear Stearns Cos. LLC
6.400% due 10/02/2017		9,100	9,319
Blackstone CQP Holdco LP
6.500% due 03/20/2021		40,800	40,979
BPCE S.A.
1.778% due 06/17/2017		2,500	2,503
BRFkredit A/S
1.000% due 01/01/2018	DKK	66,600	9,652
1.000% due 04/01/2018		74,600	10,880
2.000% due 10/01/2017		130,000	18,874
4.000% due 01/01/2018		42,600	6,318

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cantor Fitzgerald LP
6.500% due 06/17/2022		$1,850	$2,015
CIT Group, Inc.
4.250% due 08/15/2017		78,774	79,562
5.000% due 05/15/2018		32,467	32,727
Citigroup, Inc.
1.800% due 02/05/2018		22,500	22,516
1.919% due 07/30/2018		92,600	93,275
2.342% due 10/26/2020		1,400	1,430
2.532% due 03/30/2021		18,369	18,819
Citizens Bank N.A.
2.300% due 12/03/2018		11,300	11,360
2.500% due 03/14/2019		14,000	14,098
Commonwealth Bank of Australia
1.750% due 11/02/2018		8,100	8,089
Credit Suisse AG
1.717% due 04/27/2018		8,350	8,358
1.729% due 01/29/2018		11,100	11,146
Credit Suisse Group Funding Guernsey Ltd.
3.314% due 04/16/2021		15,000	15,745
3.800% due 09/15/2022		700	711
DBS Bank Ltd.
3.625% due 09/21/2022		1,500	1,511
Eksportfinans ASA
1.570% due 02/14/2018	JPY	1,000,000	9,074
5.500% due 06/26/2017		$43,042	43,335
First Republic Bank
2.375% due 06/17/2019		300	300
Ford Motor Credit Co. LLC
1.684% due 09/08/2017		500	500
1.964% due 11/04/2019		53,500	53,799
2.031% due 06/15/2018		25,210	25,344
2.875% due 10/01/2018		5,790	5,860
3.000% due 06/12/2017		29,000	29,083
5.000% due 05/15/2018		14,811	15,306
5.750% due 02/01/2021		6,300	6,945
6.625% due 08/15/2017		2,350	2,392
General Motors Financial Co., Inc.
2.370% due 04/10/2018		17,900	18,079
2.583% due 01/15/2020		38,700	39,621
3.000% due 09/25/2017		41,500	41,753
3.082% due 01/15/2019		25,500	26,155
3.200% due 07/13/2020		1,400	1,425
4.750% due 08/15/2017		15,845	16,019
Goldman Sachs Group, Inc.
2.078% due 04/25/2019		13,816	13,983
2.201% due 04/23/2020		42,800	43,419
2.331% due 09/15/2020		6,105	6,196
2.398% due 04/23/2021		19,600	20,042
2.654% due 11/29/2023		38,100	39,503
5.375% due 03/15/2020		5,000	5,417
6.000% due 06/15/2020		9,033	9,998
7.500% due 02/15/2019		4,200	4,611

22	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HBOS PLC
1.800% due 09/06/2017		$35,871	$35,842
HSBC USA, Inc.
1.644% due 11/13/2019		60,850	61,096
Hutchison Whampoa International Ltd.
1.625% due 10/31/2017		56,500	56,482
Industrial Bank of Korea
2.375% due 07/17/2017		13,800	13,829
ING Bank NV
2.050% due 08/17/2018		25,700	25,741
International Lease Finance Corp.
3.875% due 04/15/2018		1,600	1,632
7.125% due 09/01/2018		200	214
JPMorgan Chase & Co.
0.817% due 05/30/2017	GBP	35,100	43,984
1.565% due 03/01/2018		$18,000	18,057
1.996% due 01/23/2020		25,075	25,473
2.244% due 10/29/2020		29,500	30,154
6.000% due 01/15/2018		21,285	22,006
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		11,000	11,231
LeasePlan Corp. NV
2.500% due 05/16/2018		2,800	2,808
2.875% due 01/22/2019		2,400	2,411
3.000% due 10/23/2017		7,525	7,569
Macquarie Bank Ltd.
2.159% due 07/29/2020		56,500	57,031
4.875% due 06/10/2025		1,700	1,778
Macquarie Group Ltd.
4.875% due 08/10/2017		6,000	6,067
Mizuho Bank Ltd.
1.550% due 10/17/2017		300	300
1.603% due 09/25/2017		2,400	2,403
1.700% due 09/25/2017		900	901
2.450% due 04/16/2019		300	302
Morgan Stanley
2.409% due 02/01/2019		32,100	32,632
5.500% due 01/26/2020		2,100	2,280
5.550% due 04/27/2017		200	200
6.625% due 04/01/2018		6,000	6,281
MUFG Americas Holdings Corp.
1.608% due 02/09/2018		19,100	19,111
MUFG Union Bank N.A.
1.434% due 05/05/2017		51,800	51,818
National City Bank
1.472% due 06/07/2017		7,950	7,950
Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2017	DKK	177,700	25,714
1.000% due 04/01/2018		636,000	92,339
2.000% due 10/01/2017		116,900	16,970
Nykredit Realkredit A/S
1.000% due 10/01/2017		553,300	80,050

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.000% due 04/01/2018	DKK	1,464,500	$213,358
2.000% due 10/01/2017		275,600	40,006
2.000% due 01/01/2018		82,900	12,130
2.000% due 04/01/2018		135,200	19,886
4.000% due 01/01/2018		49,000	7,265
Pacific Life Global Funding
4.858% due 06/02/2018		$7,450	7,338
Piper Jaffray Cos.
5.060% due 10/09/2018		9,500	9,714
Preferred Term Securities Ltd.
1.698% due 03/24/2034		607	573
Realkredit Danmark A/S
1.000% due 01/01/2018	DKK	175,500	25,497
1.000% due 04/01/2018		1,863,900	271,706
2.000% due 04/01/2017		1,176,600	168,782
2.000% due 04/01/2018		71,000	10,436
Santander Holdings USA, Inc.
2.504% due 11/24/2017		$15,900	16,005
2.700% due 05/24/2019		11,300	11,358
Springleaf Finance Corp.
6.500% due 09/15/2017		7,000	7,140
6.900% due 12/15/2017		21,275	21,907
Sumitomo Mitsui Banking Corp.
1.603% due 01/16/2018		18,500	18,553
1.695% due 10/19/2018		30,000	30,088
Synchrony Financial
2.265% due 02/03/2020		42,500	42,800
2.438% due 11/09/2017		24,500	24,639
TIAA Asset Management Finance Co. LLC
2.950% due 11/01/2019		400	407
UBS AG
1.375% due 08/14/2017		5,400	5,402
1.615% due 06/01/2017		7,200	7,205
1.853% due 03/26/2018		2,500	2,510
UBS Group Funding Jersey Ltd.
2.803% due 04/14/2021		51,200	52,968
2.950% due 09/24/2020		300	302
Unibail-Rodamco SE
1.793% due 04/16/2019		54,900	54,715
WEA Finance LLC
1.750% due 09/15/2017		7,700	7,703
Wells Fargo & Co.
1.921% due 07/22/2020		4,600	4,643
2.440% due 03/04/2021		15,350	15,749
Weyerhaeuser Co.
7.375% due 10/01/2019		3,400	3,813

			3,116,671

INDUSTRIALS 9.8%
Actavis Funding SCS
2.200% due 03/12/2018		15,500	15,607

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	23

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Actavis, Inc.
1.875% due 10/01/2017	$12,630	$12,643
Adani Ports & Special Economic Zone Ltd.
3.500% due 07/29/2020	17,100	17,233
Aetna, Inc.
1.756% due 12/08/2017	20,600	20,680
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021	19,000	19,158
Anheuser-Busch InBev Worldwide, Inc.
2.200% due 08/01/2018	6,000	6,042
6.500% due 07/15/2018	1,950	2,068
AP Moller - Maersk A/S
2.875% due 09/28/2020	1,600	1,619
BAT International Finance PLC
1.641% due 06/15/2018	57,600	57,754
1.850% due 06/15/2018	2,800	2,802
Becton Dickinson and Co.
1.800% due 12/15/2017	12,133	12,144
2.675% due 12/15/2019	6,011	6,100
Boston Scientific Corp.
2.650% due 10/01/2018	1,500	1,515
2.850% due 05/15/2020	13,600	13,797
3.375% due 05/15/2022	4,100	4,182
Canadian Natural Resources Ltd.
1.750% due 01/15/2018	5,100	5,100
Cardinal Health, Inc.
1.950% due 06/15/2018	3,200	3,211
Charter Communications Operating LLC
3.579% due 07/23/2020	22,900	23,585
4.464% due 07/23/2022	4,300	4,533
Continental Airlines Pass-Through Trust
6.250% due 10/11/2021	645	678
Cox Communications, Inc.
9.375% due 01/15/2019	3,406	3,811
CRH America, Inc.
8.125% due 07/15/2018	600	647
CSX Corp.
7.900% due 05/01/2017	15,500	15,570
CVS Health Corp.
2.800% due 07/20/2020	400	407
Daimler Finance North America LLC
1.484% due 03/02/2018	6,500	6,512
1.650% due 03/02/2018	800	800
2.000% due 08/03/2018	43,500	43,609
2.375% due 08/01/2018	5,125	5,163
Delphi Automotive PLC
3.150% due 11/19/2020	800	817
Diamond Finance Corp.
3.480% due 06/01/2019	53,000	54,362
DISH DBS Corp.
4.625% due 07/15/2017	31,000	31,271

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dominion Gas Holdings LLC
2.500% due 12/15/2019	$18,000	$18,211
eBay, Inc.
1.350% due 07/15/2017	1,200	1,200
Energy Transfer Partners LP
2.500% due 06/15/2018	3,000	3,016
6.700% due 07/01/2018	14,393	15,185
9.700% due 03/15/2019	1,500	1,706
General Motors Co.
3.500% due 10/02/2018	4,000	4,085
Georgia-Pacific LLC
2.539% due 11/15/2019	33,800	34,088
5.400% due 11/01/2020	5,000	5,498
GTL Trade Finance, Inc.
7.250% due 10/20/2017	2,000	2,052
Heathrow Funding Ltd.
4.875% due 07/15/2023	300	322
Hewlett Packard Enterprise Co.
2.850% due 10/05/2018	400	405
Humana, Inc.
7.200% due 06/15/2018	8,800	9,352
Hyundai Capital America
2.125% due 10/02/2017	420	421
Imperial Tobacco Finance PLC
2.050% due 02/11/2018	11,203	11,217
Kinder Morgan Energy Partners LP
2.650% due 02/01/2019	522	527
5.000% due 10/01/2021	100	107
9.000% due 02/01/2019	3,825	4,280
Kinder Morgan, Inc.
7.000% due 06/15/2017	16,582	16,761
7.250% due 06/01/2018	7,070	7,482
KLA-Tencor Corp.
2.375% due 11/01/2017	3,000	3,007
Kraft Heinz Foods Co.
2.000% due 07/02/2018	2,000	2,005
Motorola Solutions, Inc.
3.500% due 09/01/2021	2,200	2,225
Nissan Motor Acceptance Corp.
1.800% due 03/15/2018	1,800	1,799
1.950% due 09/12/2017	3,200	3,203
2.350% due 03/04/2019	3,475	3,499
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021	1,479	1,538
ONEOK Partners LP
2.000% due 10/01/2017	450	451
Oracle Corp.
1.900% due 09/15/2021	42,700	41,996

24	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pioneer Natural Resources Co.
6.875% due 05/01/2018	$5,424	$5,703
QUALCOMM, Inc.
3.000% due 05/20/2022	32,400	32,808
Reynolds American, Inc.
2.300% due 06/12/2018	3,700	3,723
Rohm & Haas Co.
6.000% due 09/15/2017	2,200	2,244
RPM International, Inc.
6.500% due 02/15/2018	1,600	1,665
Scripps Networks Interactive, Inc.
3.500% due 06/15/2022	700	714
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	18,500	18,363
SK Telecom Co. Ltd.
2.125% due 05/01/2018	300	301
Southern Natural Gas Co. LLC
5.900% due 04/01/2017	1,900	1,900
Southwestern Energy Co.
5.050% due 01/23/2018	5,200	5,304
Telefonica Emisiones S.A.U.
1.806% due 06/23/2017	45,000	45,048
3.192% due 04/27/2018	500	507
Time Warner Cable LLC
5.850% due 05/01/2017	14,382	14,426
6.750% due 07/01/2018	1,300	1,375
8.250% due 04/01/2019	5,921	6,604
8.750% due 02/14/2019	2,413	2,698
UnitedHealth Group, Inc.
1.400% due 12/15/2017	7,600	7,601
1.450% due 07/17/2017	10,400	10,407
1.900% due 07/16/2018	7,300	7,333
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^	600	2
Volkswagen Group of America Finance LLC
1.250% due 05/23/2017	700	700
1.492% due 11/20/2017	33,300	33,324
2.450% due 11/20/2019	19,500	19,536
VW Credit, Inc.
1.573% due 06/26/2017	50,000	49,967
Walgreens Boots Alliance, Inc.
1.750% due 11/17/2017	13,500	13,514
WestRock RKT Co.
4.450% due 03/01/2019	3,155	3,294
Whirlpool Corp.
1.650% due 11/01/2017	9,000	9,003

		887,122

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 2.8%
AT&T, Inc.
2.082% due 06/30/2020	$24,000	$24,292
3.000% due 06/30/2022	2,500	2,488
5.000% due 03/01/2021	1,800	1,944
CNOOC Nexen Finance ULC
1.625% due 04/30/2017	1,000	1,000
Consumers Energy Co.
6.700% due 09/15/2019	2,700	2,995
DTE Energy Co.
2.400% due 12/01/2019	14,400	14,496
Exelon Corp.
1.550% due 06/09/2017	5,500	5,500
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	7,150	7,375
KT Corp.
1.750% due 04/22/2017	40,800	40,800
2.625% due 04/22/2019	1,100	1,109
Pennsylvania Electric Co.
5.200% due 04/01/2020	300	319
Plains All American Pipeline LP
6.500% due 05/01/2018	1,400	1,466
8.750% due 05/01/2019	5,446	6,145
SingTel Group Treasury Pte. Ltd.
2.375% due 09/08/2017	2,000	2,006
Telstra Corp. Ltd.
3.125% due 04/07/2025	1,000	996
Verizon Communications, Inc.
1.506% due 06/09/2017	24,271	24,285
2.871% due 09/14/2018	115,719	118,194
2.946% due 03/15/2022	1,738	1,732

		257,142

Total Corporate Bonds & Notes (Cost $4,272,039)		4,260,935

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.0%
California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019	400	404
University of California Revenue Bonds, Series 2011
1.284% due 07/01/2041	1,100	1,100

		1,504

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	25

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.1%
North Texas Higher Education Authority, Inc., Revenue Bonds, Series 2011
2.098% due 04/01/2040	$3,024	$3,026

Total Municipal Bonds & Notes (Cost $4,590)		4,530

U.S. GOVERNMENT AGENCIES 28.4%
Fannie Mae
1.000% due 01/25/2043	2,932	2,713
1.042% due 12/25/2036	1,105	1,085
1.102% due 06/25/2034	278	274
1.182% due 10/27/2037	214	214
1.232% due 01/25/2037	14	14
1.282% due 03/25/2037 - 12/25/2042	2,273	2,259
1.332% due 03/25/2037 - 03/25/2044	2,843	2,854
1.342% due 03/25/2037	131	132
1.362% due 07/25/2037	2,209	2,222
1.382% due 06/25/2032 - 10/25/2040	308	308
1.432% due 12/25/2040	35	35
1.452% due 07/25/2037 - 12/25/2040	3,359	3,362
1.482% due 08/25/2037 - 05/25/2040	10,395	10,491
1.532% due 09/25/2041	213	214
1.582% due 04/25/2022	1	1
1.632% due 12/25/2037	2,756	2,785
1.652% due 03/25/2038	61	62
1.682% due 10/25/2037	8,185	8,333
1.732% due 03/25/2038 - 01/25/2040	1,706	1,737
1.777% due 01/01/2021	3	4
1.814% due 07/01/2042 - 07/01/2044	643	655
1.832% due 02/25/2040	1,534	1,560
1.853% due 07/01/2018	1	1
1.864% due 09/01/2041	58	59
1.995% due 03/01/2035	252	269
1.998% due 11/01/2017	1	1
2.014% due 10/01/2030 - 11/01/2039	617	625
2.500% due 05/25/2028 (a)	20,577	1,512
2.536% due 10/01/2034	699	731
2.595% due 11/01/2027	15	15
2.622% due 10/01/2035	1,176	1,244
2.649% due 08/01/2029	261	273
2.660% due 07/25/2017	7	7
2.663% due 05/01/2035	485	511
2.689% due 12/01/2033	95	99
2.718% due 03/01/2035	2,502	2,588
2.734% due 11/01/2034	288	303

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.735% due 06/01/2022	$1	$1
2.744% due 09/01/2035	88	93
2.757% due 02/01/2028	55	56
2.770% due 05/01/2035	1,581	1,666
2.800% due 03/01/2035	381	402
2.861% due 08/01/2035	1,547	1,645
2.890% due 09/01/2035	2,082	2,189
2.897% due 07/01/2035	1,693	1,780
2.914% due 04/01/2024	19	19
2.986% due 08/01/2035	544	578
3.008% due 06/01/2035	370	388
3.021% due 09/01/2032	508	540
3.048% due 01/01/2035	1,423	1,493
3.089% due 10/01/2024	74	75
3.098% due 01/01/2024	47	47
3.160% due 04/01/2034	379	397
3.163% due 07/01/2035	1,362	1,438
3.177% due 06/01/2035	334	356
3.194% due 03/01/2024	80	80
3.412% due 11/01/2035	17	18
4.250% due 05/25/2033	730	758
4.300% due 12/01/2036	50	52
4.414% due 02/01/2028	1	1
4.500% due 08/01/2018 - 12/01/2046	29,815	31,963
4.504% due 01/01/2028	7	8
4.637% due 04/01/2018	9	9
4.742% due 09/01/2034	34	36
5.000% due 12/25/2017 - 08/01/2040	7,415	8,134
5.068% due 10/25/2042 (a)	44,494	8,722
5.168% due 11/25/2042 (a)	62,029	10,304
5.500% due 10/01/2017 - 08/25/2034	24,143	26,765
5.518% due 02/25/2037 (a)	13,386	1,992
5.559% due 12/25/2042	1,480	1,614
5.668% due 01/25/2042 (a)	4,464	848
6.000% due 04/01/2017 - 10/01/2038	4,749	5,249
6.000% due 05/01/2025 - 01/01/2039 (i)	14,070	15,412
6.157% due 01/25/2043	5,019	5,210
6.500% due 07/25/2023 - 03/01/2038	3,686	4,150
7.000% due 04/01/2034	28	32
8.000% due 11/25/2023 - 11/01/2031	622	752
8.500% due 04/01/2025	47	52
8.800% due 01/25/2019	6	6
9.000% due 03/25/2021 - 04/25/2021	38	41
9.500% due 03/25/2020 - 11/01/2025	130	145
Fannie Mae, TBA
3.000% due 05/01/2047	51,000	50,486
3.500% due 04/01/2047 - 06/01/2047	524,000	535,103

26	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 04/01/2047 - 05/01/2047	$677,855	$710,531
4.500% due 04/01/2047 - 05/01/2047	814,400	872,411
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	14,122	14,201
Federal Housing Administration
7.430% due 10/01/2020 - 10/01/2023	25	24
Freddie Mac
1.242% due 08/25/2031 - 02/15/2037	1,479	1,453
1.252% due 02/15/2037	81	81
1.262% due 09/25/2031	2,295	2,267
1.312% due 06/15/2018 - 05/15/2037	31	31
1.357% due 11/25/2019 (a)	181,727	5,771
1.362% due 11/15/2030 - 12/15/2031	65	65
1.432% due 05/15/2036	17	17
1.462% due 01/15/2042	63	63
1.762% due 12/15/2039	17	17
1.767% due 01/15/2038	5,352	5,452
1.862% due 10/15/2020	4	4
1.912% due 03/15/2021	4	4
2.000% due 11/15/2026	72,198	72,114
2.014% due 07/25/2044	391	393
2.606% due 10/01/2027	12	12
2.740% due 10/01/2023 - 11/01/2023	26	26
2.750% due 11/01/2022	50	51
2.791% due 12/01/2022	13	13
2.826% due 06/01/2024	10	11
2.876% due 04/01/2035	105	105
2.901% due 07/01/2027	28	29
2.911% due 09/01/2023	4	4
2.920% due 10/01/2035	1,741	1,843
2.983% due 07/01/2035	16	17
3.000% due 03/15/2027 - 05/15/2027 (a)	36,068	3,175
3.000% due 08/01/2035 - 03/15/2041	8,923	9,286
3.030% due 04/01/2035	539	571
3.034% due 05/01/2037	66	70
3.082% due 08/15/2032	74	78
3.089% due 04/01/2035	1,097	1,159
3.113% due 03/01/2035	1,078	1,132
3.131% due 03/01/2035	259	269
3.132% due 01/01/2024	5	5
3.136% due 03/01/2035	362	384
3.389% due 05/15/2040 (a)	13,318	13,237
3.477% due 04/01/2035	674	709
3.783% due 02/01/2037	50	54
4.000% due 01/15/2024 (a)	291	26
5.000% due 01/01/2026 - 07/01/2041	495	543

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.038% due 08/15/2043 (a)	$76,569	$15,646
5.500% due 12/01/2017 - 07/15/2034	876	964
5.558% due 07/15/2036 (a)	2,652	393
6.000% due 12/15/2028 - 07/15/2029	57	63
6.238% due 08/15/2036 (a)	7,723	1,411
6.500% due 02/01/2022 - 07/25/2043	15,359	17,809
7.000% due 01/01/2030 - 04/01/2032	17	20
7.500% due 07/15/2030	104	122
8.000% due 04/15/2021 - 12/01/2024	46	47
8.220% due 08/15/2044	24,773	27,910
8.500% due 07/01/2024 - 11/01/2025	143	159
9.000% due 12/15/2020 - 08/01/2022	26	28
9.500% due 09/01/2018 - 09/01/2021	10	10
10.000% due 07/15/2019 - 05/15/2020	2	1
Ginnie Mae
1.478% due 12/16/2025	33	34
1.718% due 02/20/2041	3,811	3,825
2.000% due 01/20/2022 - 02/20/2032	2,682	2,772
2.125% due 05/20/2022 - 07/20/2034	1,761	1,810
2.250% due 10/20/2023 - 12/20/2027	851	873
2.500% due 11/20/2026	4	4
4.000% due 03/20/2019	3	3
Vendee Mortgage Trust
6.500% due 05/15/2029	12,718	14,226

Total U.S. Government Agencies (Cost $2,561,146)		2,576,495

U.S. TREASURY OBLIGATIONS 1.6%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021 (k)	27,155	27,452
0.375% due 01/15/2027 (m)	5,771	5,751
0.625% due 07/15/2021 (m)	21,788	22,612
0.750% due 02/15/2042 (k)(m)	23,431	22,575
1.250% due 07/15/2020 (k)(m)	15,702	16,622
1.375% due 02/15/2044 (k)(m)	39,286	43,396
2.375% due 01/15/2025 (m)	729	842

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	27

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Notes
0.750% due 10/31/2017 (k)	$3,730	$3,726

Total U.S. Treasury Obligations (Cost $147,879)		142,976

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.3%
7 WTC Depositor LLC Trust
4.082% due 03/13/2031	2,177	2,202
ABN AMRO Mortgage Corp.
5.500% due 01/25/2034	275	278
Ally Financial, Inc.
2.500% due 12/15/2017 (g)	30,000	29,922
American Home Mortgage Assets Trust
1.192% due 10/25/2046	13,779	9,207
1.522% due 11/25/2035	1,732	1,563
American Home Mortgage Investment Trust
1.562% due 02/25/2045	1,464	1,449
3.361% due 02/25/2045	26,783	27,095
BAMLL Commercial Mortgage Securities Trust
2.262% due 12/15/2029	1,500	1,505
Banc of America Alternative Loan Trust
5.500% due 10/25/2033	8,629	8,825
Banc of America Funding Trust
1.218% due 05/20/2035	2,961	2,779
1.262% due 07/25/2037	10,986	10,148
3.080% due 02/20/2036	1,596	1,582
3.102% due 05/25/2035	373	383
5.500% due 09/25/2035	1,287	1,328
Banc of America Mortgage Trust
3.226% due 09/25/2035 ^	5,435	5,230
3.406% due 05/25/2033	57	58
3.514% due 02/25/2035	303	300
6.500% due 10/25/2031	592	618
Banc of America Re-REMIC Trust
5.901% due 02/17/2051	63	63
Barclays Commercial Mortgage Securities Trust
2.022% due 02/15/2028	1,526	1,530
2.062% due 05/15/2032	1,626	1,629
BCAP LLC Trust
0.938% due 03/26/2037	300	300
1.278% due 05/26/2035	1,492	1,413
1.454% due 11/26/2046	3,745	3,619
BCRR Trust
5.858% due 07/17/2040	1,450	1,451
6.500% due 07/17/2040	19	19
Bear Stearns Adjustable Rate Mortgage Trust
2.753% due 11/25/2030	18	17
2.820% due 08/25/2035	177	177
2.905% due 08/25/2033	987	979
2.935% due 02/25/2033	66	65
3.081% due 04/25/2033	1,393	1,399

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.121% due 08/25/2035		$24,229	$22,203
3.259% due 08/25/2033		250	245
3.260% due 03/25/2035		603	609
3.277% due 08/25/2035 ^		3,826	3,514
3.346% due 01/25/2035		1,041	1,015
3.405% due 10/25/2036 ^		1,459	1,257
3.552% due 01/25/2034		19	19
3.583% due 03/25/2035		120	115
3.629% due 02/25/2033		246	236
3.636% due 03/25/2035		305	309
3.653% due 01/25/2035		5	5
Bear Stearns ALT-A Trust
3.168% due 04/25/2035		9,175	8,941
3.272% due 09/25/2035		2,934	2,532
3.404% due 05/25/2035		1,042	1,011
3.484% due 09/25/2034		683	673
Bear Stearns Structured Products, Inc. Trust
3.504% due 01/26/2036		6,497	5,945
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.262% due 01/25/2035		1,047	950
Citigroup Commercial Mortgage Trust
5.790% due 06/14/2050		28	28
6.127% due 12/10/2049		6,389	6,454
Citigroup Mortgage Loan Trust, Inc.
2.690% due 09/25/2035		52	53
3.511% due 03/25/2036 ^		8,496	8,353
3.534% due 03/25/2034		750	744
Claris Finance SRL
0.820% due 12/28/2061	EUR	908	976
Commercial Mortgage Trust
1.906% due 01/10/2046		$300	301
Countrywide Alternative Loan Trust
1.162% due 05/25/2047		4,850	4,150
1.262% due 02/25/2037		6,117	5,058
1.382% due 06/25/2036 ^		744	467
Countrywide Home Loan Mortgage Pass-Through Trust
1.562% due 04/25/2035		1,660	1,548
3.306% due 02/20/2036 ^		10,704	9,455
5.000% due 08/25/2019		147	149
Credit Suisse Commercial Mortgage Trust
1.028% due 02/27/2036		4,170	4,101
6.062% due 02/15/2041		5,643	5,707
Credit Suisse First Boston Mortgage Securities Corp.
1.423% due 03/25/2032		582	544
3.261% due 10/25/2033		104	103
3.321% due 04/25/2034		4,855	4,838
5.038% due 06/25/2032		50	49
Credit Suisse Mortgage Capital Certificates
3.182% due 02/26/2036		2,566	2,501
3.220% due 05/26/2036		1,839	1,858
3.229% due 09/26/2047		3,760	3,764
3.491% due 08/28/2036		1,685	1,663

28	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.695% due 09/15/2040		$427	$426
DLJ Acceptance Trust
11.000% due 08/01/2019		5	5
EMF-NL BV
0.673% due 07/17/2041	EUR	7,300	6,814
EMF-NL Prime BV
0.523% due 04/17/2041		3,000	2,317
Eurosail PLC
0.504% due 03/13/2045	GBP	1,701	2,089
0.507% due 12/10/2044		674	829
1.044% due 09/13/2045		5,812	7,244
1.294% due 06/13/2045		8,000	9,722
First Horizon Alternative Mortgage Securities Trust
3.006% due 09/25/2034		$314	307
3.072% due 09/25/2035 ^		758	677
First Horizon Asset Securities, Inc.
5.250% due 03/25/2035		2,301	2,375
First Horizon Mortgage Pass-Through Trust
2.936% due 02/25/2035		259	259
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049		20,496	20,476
5.543% due 12/10/2049		3	3
General Motors Acceptance Corp.
7.430% due 12/01/2021		5	5
Great Hall Mortgages PLC
0.000% due 03/18/2039	EUR	1,257	1,316
1.282% due 06/18/2039		$12,781	12,353
GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029		26,000	27,044
GS Mortgage Securities Trust
2.278% due 11/10/2045 (a)		13,959	1,051
5.949% due 08/10/2045		33	33
GSR Mortgage Loan Trust
3.077% due 09/25/2035		144	144
3.087% due 09/25/2035		1,130	1,170
3.150% due 09/25/2035		16,042	16,636
3.393% due 07/25/2035		1,321	1,191
6.000% due 03/25/2032		62	63
HarborView Mortgage Loan Trust
3.163% due 07/19/2035		4,336	3,853
IndyMac Mortgage Loan Trust
1.192% due 05/25/2046		2,570	2,263
Infinity Classico
0.000% due 02/15/2024	EUR	3,476	3,701
JPMorgan Chase Commercial Mortgage Securities Trust
1.609% due 05/15/2045 (a)		$35,017	2,184
5.794% due 02/12/2051		4,753	4,790
5.841% due 06/15/2049		8,965	8,968
JPMorgan Commercial Mortgage-Backed Securities Trust
5.836% due 03/18/2051		22,087	22,103

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
3.172% due 08/25/2035 ^		$5,667	$5,449
3.198% due 07/25/2035		357	358
3.346% due 04/25/2037 ^		752	589
LB Commercial Mortgage Trust
6.007% due 07/15/2044		251	252
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		4,671	4,742
MASTR Adjustable Rate Mortgages Trust
3.050% due 11/21/2034		275	282
MASTR Alternative Loan Trust
4.500% due 11/25/2018		375	375
Merrill Lynch Mortgage Investors Trust
1.232% due 11/25/2035		456	432
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		583	582
Morgan Stanley Mortgage Loan Trust
1.242% due 04/25/2035		8,268	7,745
1.252% due 11/25/2035		82	83
1.302% due 01/25/2035		1,000	927
2.954% due 08/25/2034		518	489
5.500% due 11/25/2035		2,984	3,082
Morgan Stanley Re-REMIC Trust
5.949% due 08/12/2045		13	13
5.949% due 08/15/2045		712	711
MortgageIT Trust
1.622% due 02/25/2035		1,100	1,066
Newgate Funding PLC
0.270% due 12/15/2050	EUR	1,984	2,091
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
1.262% due 12/25/2035		$6,688	6,156
1.392% due 11/25/2035		12,517	12,469
Prime Mortgage Trust
1.382% due 02/25/2034		808	764
Resecuritization Mortgage Trust
1.232% due 04/26/2021		2	2
Residential Funding Mortgage Securities, Inc. Trust
5.250% due 01/25/2036 ^		101	93
Royal Bank of Scotland Capital Funding Trust
5.695% due 09/16/2040		43	43
Structured Adjustable Rate Mortgage Loan Trust
3.379% due 02/25/2034		80	80
Structured Asset Mortgage Investments Trust
1.112% due 03/25/2037		147	106
1.262% due 02/25/2036 ^		3,037	2,604
1.638% due 09/19/2032		1,589	1,552
8.914% due 06/25/2029		117	119
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.084% due 01/25/2032		52	51

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	29

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.157% due 06/25/2033	$160	$157
3.227% due 02/25/2034	116	117
5.250% due 09/25/2034	1,147	1,151
Suntrust Adjustable Rate Mortgage Loan Trust
3.310% due 01/25/2037 ^	2,739	2,592
Thornburg Mortgage Securities Trust
3.047% due 10/25/2045	12,292	11,427
3.274% due 12/25/2045 ^	7,665	7,336
Wachovia Bank Commercial Mortgage Trust
1.118% due 06/15/2049	1,300	1,297
WaMu Mortgage Pass-Through Certificates Trust
1.242% due 11/25/2045	1,639	1,563
1.252% due 12/25/2045	4,820	4,584
1.272% due 10/25/2045	115	113
1.368% due 01/25/2047	4,073	3,700
1.638% due 08/25/2046	96	85
1.722% due 11/25/2034	5,187	4,952
1.838% due 11/25/2042	681	636
1.866% due 01/25/2047	2,709	2,589
2.038% due 06/25/2042	1,040	1,007
2.038% due 08/25/2042	856	822
2.854% due 01/25/2036	364	356
6.000% due 06/25/2034	1,340	1,469
Washington Mutual Mortgage Pass-Through Certificates Trust
2.932% due 02/25/2033	75	74
3.100% due 02/25/2033	72	73
Wells Fargo Commercial Mortgage Trust
2.007% due 10/15/2045 (a)	109,130	7,398
Wells Fargo Mortgage-Backed Securities Trust
3.000% due 12/25/2033	454	459
3.001% due 12/25/2034	14,249	14,429
3.052% due 06/25/2034	10,789	10,940
3.089% due 03/25/2036	6,341	6,377
3.089% due 03/25/2036 ^	891	873
3.093% due 07/25/2036 ^	5,894	5,822
3.096% due 04/25/2036 ^	1,093	1,095
3.103% due 01/25/2035	1,419	1,414
3.113% due 06/25/2035	24,889	25,575
3.116% due 02/25/2035	434	442
3.148% due 03/25/2035	267	270
3.175% due 04/25/2036	195	191
Wells Fargo-RBS Commercial Mortgage Trust
1.366% due 03/15/2044 (a)	133,438	5,352

Total Non-Agency Mortgage-Backed Securities (Cost $565,584)		572,031

ASSET-BACKED SECURITIES 7.1%
Academic Loan Funding Trust
1.782% due 12/27/2022	359	359
Accredited Mortgage Loan Trust
1.112% due 02/25/2037	3,024	2,972

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.682% due 04/25/2035		$2,555	$2,546
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
1.432% due 10/25/2035		6,600	6,316
Ally Auto Receivables Trust
1.490% due 11/15/2019		25,000	24,998
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.442% due 07/25/2035		6,595	6,595
1.482% due 09/25/2035		7,300	7,123
2.332% due 02/25/2033		1,678	1,611
Amortizing Residential Collateral Trust
1.562% due 07/25/2032		744	713
Asset-Backed Funding Certificates Trust
1.202% due 05/25/2037		897	882
Asset-Backed Securities Corp. Home Equity Loan Trust
1.212% due 05/25/2037		21,935	15,922
1.432% due 06/15/2031		4	4
AVANT Loans Funding Trust
3.920% due 08/15/2019		3,945	3,959
Bear Stearns Asset-Backed Securities Trust
1.732% due 06/25/2035		1,618	1,613
1.982% due 10/25/2037		11,843	11,462
1.982% due 11/25/2042		424	408
2.782% due 03/25/2043		2,591	2,467
Cadogan Square CLO BV
0.040% due 01/17/2023	EUR	4,184	4,465
Capital Auto Receivables Asset Trust
1.678% due 11/20/2018		$12,702	12,719
Carlyle High Yield Partners Ltd.
1.250% due 04/19/2022		3,537	3,541
Cavalry CLO Ltd.
2.393% due 01/16/2024		33,379	33,459
Centex Home Equity Loan Trust
1.602% due 09/25/2034		2,362	2,186
CIFC Funding Ltd.
2.450% due 12/05/2024		17,832	17,876
Countrywide Asset-Backed Certificates
1.322% due 04/25/2036		4,476	4,403
1.732% due 03/25/2034		3,248	3,159
Countrywide Asset-Backed Certificates Trust
1.602% due 08/25/2035		2,833	2,814
1.702% due 07/25/2034		3,607	3,444
Credit Suisse First Boston Mortgage Securities Corp.
1.682% due 07/25/2032		12	10
Drug Royalty LP
3.873% due 07/15/2023		162	163
Eagle Ltd.
2.570% due 12/15/2039		6,563	6,516
Educational Services of America, Inc.
2.132% due 09/25/2040		15,599	15,521

30	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EFS Volunteer LLC
1.888% due 10/26/2026		$21	$21
EquiFirst Mortgage Loan Trust
1.462% due 01/25/2034		417	391
First Franklin Mortgage Loan Asset-Backed Certificates
1.807% due 05/25/2034		2,925	2,758
First Franklin Mortgage Loan Trust
1.657% due 06/25/2036		1,726	1,683
1.702% due 05/25/2035		2,289	2,261
First NLC Trust
1.687% due 12/25/2035		4,471	4,263
Ford Credit Auto Lease Trust
1.040% due 05/15/2018		247	247
1.116% due 11/15/2019		9,000	9,002
1.560% due 11/15/2019		22,900	22,908
Fremont Home Loan Trust
1.042% due 01/25/2037		248	133
1.462% due 07/25/2035		1,379	1,381
GM Financial Automobile Leasing Trust
1.280% due 10/22/2018		21,808	21,792
GSAMP Trust
1.052% due 12/25/2036		2,007	1,101
1.662% due 11/25/2034		282	276
1.852% due 11/25/2034		3,218	3,010
Home Equity Asset Trust
1.262% due 08/25/2036		21,100	19,825
HSBC Home Equity Loan Trust USA
1.458% due 03/20/2036		11,000	10,660
HSI Asset Securitization Corp. Trust
1.032% due 10/25/2036		47	27
JPMorgan Mortgage Acquisition Corp.
1.162% due 02/25/2036		5,403	5,355
LCM LP
2.285% due 10/19/2022		26,493	26,586
Long Beach Mortgage Loan Trust
1.807% due 06/25/2035		976	971
Malin CLO BV
0.000% due 05/07/2023	EUR	11,000	11,672
0.471% due 05/07/2023		8,890	9,487
Massachusetts Educational Financing Authority
1.988% due 04/25/2038		$4,849	4,841
Merrill Lynch Mortgage Investors Trust
1.292% due 08/25/2036		5,000	4,888
1.292% due 12/25/2036		1,767	1,728
Mid-State Trust
4.864% due 07/15/2038		277	296
Morgan Stanley ABS Capital, Inc. Trust
1.687% due 12/25/2034		788	695
Morgan Stanley IXIS Real Estate Capital Trust
1.032% due 11/25/2036		19	9

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Navient Private Education Loan Trust
2.112% due 12/15/2028		$14,900	$15,127
New Century Home Equity Loan Trust
1.312% due 02/25/2036		13,428	13,191
1.702% due 03/25/2035		2,002	1,706
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.472% due 05/25/2035		3,984	3,834
NovaStar Mortgage Funding Trust
1.352% due 01/25/2036		507	507
NYMT Residential
4.000% due 03/25/2021		3,079	3,068
OneMain Financial Issuance Trust
2.570% due 07/18/2025		1,000	1,003
Option One Mortgage Loan Trust
1.472% due 08/25/2035		2,800	2,706
Panhandle-Plains Higher Education Authority, Inc.
2.128% due 10/01/2035		108	107
Panther CDO BV
0.027% due 03/20/2084	EUR	848	900
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.822% due 01/25/2036		$2,100	2,079
RAAC Trust
1.462% due 03/25/2037		5,240	5,123
1.682% due 03/25/2034		443	423
Renaissance Home Equity Loan Trust
1.602% due 03/25/2034		1,955	1,917
1.682% due 08/25/2032		40	36
Residential Asset Securities Corp. Trust
1.432% due 09/25/2035		4,124	4,049
1.442% due 06/25/2031		39	37
1.777% due 01/25/2035		861	826
1.807% due 07/25/2034		2,244	2,075
Saxon Asset Securities Trust
1.302% due 09/25/2047		7,051	6,853
1.777% due 03/25/2035 ^		3,220	3,084
Securitized Asset-Backed Receivables LLC Trust
1.042% due 12/25/2036 ^		3,574	1,202
1.112% due 05/25/2037 ^		749	588
SLC Private Student Loan Trust
1.193% due 07/15/2036		166	166
SLC Student Loan Trust
1.231% due 09/15/2026		28,228	28,123
SLM Private Credit Student Loan Trust
1.311% due 03/15/2024		512	511
1.321% due 12/15/2023		2,435	2,419
SLM Private Education Loan Trust
1.512% due 08/15/2022		266	266
SLM Student Loan Trust
0.007% due 06/17/2024	EUR	441	464
0.035% due 12/15/2023		646	683

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	31

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.220% due 12/15/2033	EUR	613	$621
1.128% due 10/25/2024		$20,203	20,145
2.331% due 12/15/2033		490	492
2.538% due 04/25/2023		4,687	4,785
Soundview Home Loan Trust
1.042% due 11/25/2036		1,499	628
South Carolina Student Loan Corp.
1.805% due 03/02/2020		271	272
2.055% due 09/03/2024		3,500	3,473
Structured Asset Investment Loan Trust
1.672% due 06/25/2035		2,222	2,190
1.687% due 03/25/2034		6,166	5,751
1.702% due 02/25/2035		5,665	5,588
1.882% due 09/25/2034		911	901
1.957% due 10/25/2033		5,982	5,889
Structured Asset Securities Corp.
1.642% due 02/25/2035		857	808
Structured Asset Securities Corp. Mortgage Loan Trust
1.432% due 11/25/2035		5,000	4,880
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.430% due 01/25/2035		6	6
Tralee CLO Ltd.
2.480% due 07/20/2026		14,000	14,031
Venture CDO Ltd.
1.260% due 01/20/2022		18,992	18,889
1.261% due 07/22/2021		1,005	1,003
Voya CLO Ltd.
2.320% due 10/15/2022		29,791	29,894
2.343% due 10/15/2022		33,983	34,030
Wells Fargo Home Equity Asset-Backed Securities Trust
1.522% due 04/25/2035		2,900	2,863
World Omni Automobile Lease Securitization Trust
1.680% due 12/16/2019		18,100	18,121

Total Asset-Backed Securities (Cost $624,932)			646,826

SOVEREIGN ISSUES 7.4%
Argentine Government International Bond
0.000% due 04/13/2018 (d)		6,400	6,184
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	3,100	3,457
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2017 (d)	BRL	770,500	234,378
0.000% due 01/01/2018 (d)		1,054,600	314,216
0.000% due 04/01/2018 (d)		375,700	109,602

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea East-West Power Co. Ltd.
2.625% due 11/27/2018	$1,000	$1,009
Korea Gas Corp.
2.250% due 07/25/2017	500	501
Korea Housing Finance Corp.
1.625% due 09/15/2018	1,200	1,194
Korea Land & Housing Corp.
1.875% due 08/02/2017	1,000	1,000
Korea National Oil Corp.
3.125% due 04/03/2017	800	800

Total Sovereign Issues (Cost $650,789)		672,341

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (b)	428,000	0

Total Convertible Preferred Securities (Cost $0)		0

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 20.5%

CERTIFICATES OF DEPOSIT 1.2%
Barclays Bank PLC
1.850% due 12/06/2017	$25,100	25,150
1.906% due 09/08/2017	20,000	20,046
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017	22,500	22,560
Sumitomo Mitsui Trust Bank Ltd.
1.882% due 09/18/2017	44,200	44,322

		112,078

COMMERCIAL PAPER 8.6%
Anthem, Inc.
1.250% due 04/17/2017	19,000	18,990
1.250% due 04/24/2017	12,500	12,491
1.250% due 04/25/2017	29,100	29,077
Bell Canada
1.210% due 04/18/2017	5,000	4,997
Caterpillar Financial Services Ltd.
1.200% due 05/01/2017	11,900	11,891
1.220% due 04/21/2017	12,000	11,994
Cox Enterprises, Inc.
1.150% due 04/05/2017	38,800	38,794
Duke Energy Corp.
1.250% due 04/25/2017	14,300	14,288

32	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Enbridge Energy Partners LP
1.700% due 05/11/2017	$2,400	$2,396
Enbridge, Inc.
1.250% due 05/01/2017	39,100	39,058
Energy Transfer Partners LP
1.700% due 04/13/2017	8,800	8,796
Entergy Corp.
1.320% due 04/17/2017	18,600	18,589
Enterprise Products Operating LLC
1.130% due 04/10/2017	21,000	20,993
Exelon Generation Co. LLC
1.200% due 04/07/2017	52,300	52,289
HP, Inc.
1.250% due 04/17/2017	42,900	42,884
Humana, Inc.
1.170% due 04/03/2017	13,300	13,299
Hyundai Capital America
1.300% due 04/26/2017	16,600	16,585
Marriott International
1.140% due 04/10/2017	12,600	12,596
1.140% due 04/17/2017	9,300	9,295
Mondelez International, Inc.
1.100% due 05/11/2017	11,000	10,984
1.100% due 05/12/2017	30,300	30,256
NiSource Finance Corp.
1.220% due 04/21/2017	19,300	19,287
1.330% due 04/21/2017	8,200	8,194
1.330% due 04/24/2017	10,000	9,992
ONEOK Partners LP
1.400% due 04/03/2017	18,900	18,900
1.450% due 04/03/2017	30,400	30,400
1.550% due 04/24/2017	40,200	40,168
Plains All American Pipeline LP
1.700% due 04/13/2017	12,000	11,994
1.900% due 05/01/2017	8,800	8,791
1.950% due 04/17/2017	13,800	13,790
1.950% due 04/21/2017	20,200	20,186
1.950% due 04/24/2017	11,700	11,691
Schlumberger Holdings
1.200% due 05/10/2017	21,100	21,073
Sempra Energy Holdings
1.100% due 04/18/2017	19,500	19,489
1.480% due 08/21/2017	12,550	12,477
1.480% due 08/23/2017	12,700	12,624
Southern Co.
1.250% due 04/27/2017	1,900	1,898
Sunoco Logistics Partners Operations LP
1.220% due 04/05/2017	8,800	8,798
Tyson Foods, Inc.
1.250% due 04/20/2017	5,300	5,297
1.250% due 05/01/2017	17,100	17,082

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UDR, Inc.
1.250% due 04/27/2017		$19,000	$18,983
Viacom, Inc.
1.550% due 04/24/2017		30,000	29,976
1.550% due 04/27/2017		22,400	22,379

			784,011

REPURCHASE AGREEMENTS (h) 0.1%
			6,248

SHORT-TERM NOTES 0.7%
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017		36,700	36,812
2.890% due 10/05/2017		24,800	24,959

			61,771

ARGENTINA TREASURY BILLS 0.1%
3.041% due 06/30/2017 - 12/15/2017 (c)(d)	ARS	11,900	11,696

JAPAN TREASURY BILLS 7.4%
(0.296)% due 04/06/2017 - 06/19/2017 (c)(d)	JPY	74,750,000	671,605

MEXICO TREASURY BILLS 1.7%
6.669% due 05/25/2017 - 03/01/2018 (c)(d)	MXN	2,994,500	155,153

U.S. TREASURY BILLS 0.7%
0.564% due 04/20/2017 - 04/27/2017 (c)(d)(k)(m)		$62,594	62,572

Total Short-Term Instruments (Cost $1,843,759)			1,865,134

Total Investments in Securities (Cost $10,671,998)			10,742,552

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	33

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 13.2%

SHORT-TERM INSTRUMENTS 13.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.2%
PIMCO Short-Term Floating NAV Portfolio III	121,053,205	$1,196,732

Total Short-Term Instruments (Cost $1,196,722)		1,196,732

Total Investments in Affiliates (Cost $1,196,722)		1,196,732

Total Investments 131.5% (Cost $11,868,720)		$11,939,284

MARKET VALUE (000S)
Financial Derivative Instruments (j)(l) (0.8)% (Cost or Premiums, net $(5,703))	$(74,074)

Other Assets and Liabilities, net (30.7)%	(2,787,515)

Net Assets 100.0%	$9,077,695

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	12/15/2017	02/24/2017	$29,883	$29,922	0.33%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$6,248	U.S. Treasury Notes 2.000% due 08/31/2021(2)	$(6,378)	$6,248	$6,248

Total Repurchase Agreements						$(6,378)	$6,248	$6,248

34	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2017

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
NOM	0.850%	01/18/2017	04/18/2017	$(15,962)	$(15,990)

Total Reverse Repurchase Agreements					$(15,990)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.500%	04/01/2047	$30,200	$(32,380)	$(32,388)
Fannie Mae, TBA	5.500	04/01/2047	8,600	(9,518)	(9,554)
Freddie Mac, TBA	5.000	04/01/2047	1,000	(1,089)	(1,089)

Total Short Sales				$(42,987)	$(43,031)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(i)	Securities with an aggregate market value of $15,412 and cash of $1,059 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
NOM	$0	$(15,990)	$0	$(15,990)	$16,471	$481
SSB	6,248	0	0	6,248	(6,378)	(130)

Master Securities Forward Transaction Agreement
GSC	0	0	0	0	(4)	(4)

Total Borrowings and Other Financing Transactions	$ 6,248	$(15,990)	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	35

Schedule of Investments PIMCO Low Duration Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(15,990)	$0	$0	$(15,990)

Total Borrowings	$0	$(15,990)	$0	$0	$(15,990)

Gross amount of recognized liabilities for reverse repurchase agreements					$(15,990)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(912,135) at a weighted average interest rate of 0.715%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME 90-Day Eurodollar June Futures	$98.500	06/19/2017	12,879	$358	$81

Total Purchased Options				$358	$81

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor September Futures	Long	09/2017	1,705	$44	$46	$0
90-Day Eurodollar December Futures	Short	12/2017	2,005	89	0	(50)
90-Day Eurodollar December Futures	Long	12/2018	1,574	(277)	118	0
90-Day Eurodollar June Futures	Long	06/2018	1,969	(125)	123	0
90-Day Eurodollar March Futures	Long	03/2019	2,986	898	224	0
90-Day Eurodollar September Futures	Short	09/2017	2,016	202	50	0
90-Day Eurodollar September Futures	Long	09/2018	3,928	826	295	0
90-Day Eurodollar September Futures	Long	09/2019	2,879	(200)	216	0
Euro-Bund 10-Year Bond June Futures	Long	06/2017	2,450	(1,545)	758	(52)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	3,185	(6,359)	1,359	0
U.S. Treasury 2-Year Note June Futures	Long	06/2017	10,956	1,540	856	0
U.S. Treasury 5-Year Note June Futures	Long	06/2017	5,055	624	829	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	446	(318)	0	(140)

Total Futures Contracts				$(4,601)	$4,874	$(242)

36	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Berkshire Hathaway, Inc.	1.000%	12/20/2023	0.888%	$	10,000	$73	$183	$0	$(8)
BP Capital Markets America, Inc.	1.000	12/20/2019	0.380	EUR	26,400	491	89	0	(10)
MetLife, Inc.	1.000	03/20/2019	0.229	$	34,100	527	97	0	(3)
Prudential Financial, Inc.	1.000	09/20/2019	0.240		79,000	1,498	329	0	(22)
Verizon Communications, Inc.	1.000	12/20/2017	0.303		6,000	33	(1)	0	0
Volkswagen International Finance NV	1.000	12/20/2018	0.394	EUR	8,700	102	10	0	(4)

						$2,724	$707	$0	$(47)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	12/16/2019	$		531,600	$(6,219)	$(3,820)	$0	$(270)
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2020			1,106,900	20,995	(4,274)	0	(616)
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2021			562,400	16,866	(287)	0	(441)
Receive(4)	3-Month USD-LIBOR	1.450	06/28/2021			345,400	5,862	(768)	0	(151)
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2022			128,900	5,424	35	0	(123)
Receive(4)	3-Month USD-LIBOR	1.500	06/21/2027			2,300	193	(8)	0	(3)
Receive	3-Month USD-LIBOR	2.500	06/15/2046			4,100	123	188	0	(6)
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027		GBP	74,200	(2,348)	(101)	0	(397)

							$40,896	$(9,035)	$0	$(2,007)

Total Swap Agreements							$43,620	$(8,328)	$0	$(2,054)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(k)	Securities with an aggregate market value of $93,315 and cash of $7,247 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 81	$4,874	$0	$4,955	$0	$ (242)	$ (2,054)	$ (2,296)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	37

Schedule of Investments PIMCO Low Duration Fund (Cont.)

cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2017	KRW	96,538,365	$	85,413	$0	$(1,046)
BOA	04/2017	BRL	20,355		6,424	0	(78)
	04/2017	DKK	1,112,872		169,653	10,069	0
	04/2017	JPY	16,500		146	0	(2)
	04/2017	$	6,500	BRL	20,355	2	0
	04/2017		174,870	DKK	1,219,493	35	(32)
	04/2017		1,973	EUR	1,832	0	(18)
	05/2017	JPY	3,010,000	$	26,712	0	(358)
	06/2017		3,140,000		27,646	0	(622)
	07/2017	DKK	12,442		1,824	32	0
	12/2017	CNH	335		47	0	(1)
	01/2018	DKK	67,542		9,887	54	0
	04/2018		1,427,070		209,066	97	(28)
BPS	04/2017	BRL	140,419		44,319	0	(535)
	04/2017	EUR	75,009		79,711	0	(309)
	04/2017	$	44,357	BRL	140,419	569	(73)
	04/2017		259,890	DKK	1,801,739	0	(1,524)
	04/2017		49,958	EUR	46,322	0	(542)
	05/2017	EUR	46,322	$	50,022	544	0
	05/2017	JPY	4,330,000		38,261	0	(700)
	06/2017	$	348	PHP	17,690	2	0
	07/2017	MXN	1,213,000	$	59,267	0	(4,483)
	08/2017		169,900		8,505	0	(386)
	10/2017	BRL	529,600		145,465	0	(17,174)
	01/2018	DKK	84,558		12,330	19	0
	03/2018	MXN	773,400		36,984	0	(2,352)
	04/2018	DKK	2,096,260		308,702	1,702	0
CBK	04/2017	EUR	1,572		1,658	0	(19)
	04/2017	$	2,573	EUR	2,380	0	(34)
	04/2017		9,354	JPY	1,036,600	0	(43)
	05/2017	JPY	3,616,600	$	32,227	44	(346)
	06/2017		16,480,000		144,305	0	(4,139)
	12/2017	CNH	264		37	0	(1)
DUB	04/2017	BRL	317,576		94,337	0	(7,105)
	04/2017	RUB	21,260		356	0	(21)
	04/2017	$	100,578	BRL	317,576	870	(5)
	05/2017		6,500		20,718	74	0
	06/2017	SGD	148,145	$	104,941	0	(1,029)
	12/2017	CNH	665		93	0	(3)
	01/2018	BRL	100		26	0	(4)

38	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
FBF	05/2017	BRL	20,715	$	6,500	$0	$(74)
GLM	04/2017		57,425		18,300	0	(43)
	04/2017	CAD	267		200	0	0
	04/2017	EUR	3,526		3,760	25	(27)
	04/2017	GBP	166		205	0	(3)
	04/2017	JPY	12,300		108	0	(2)
	04/2017	$	18,124	BRL	57,425	219	0
	04/2017		21,730	DKK	151,500	0	(5)
	04/2017		6,024	EUR	5,686	42	0
	04/2017		91,718	GBP	74,102	1,125	0
	05/2017	GBP	55,924	$	69,537	0	(576)
	05/2017	MXN	350,100		17,248	0	(1,305)
	06/2017	TWD	1,526,892		49,350	0	(1,122)
	10/2017	$	19,707	DKK	135,690	0	(63)
	01/2018	DKK	44,500	$	6,471	0	(7)
	04/2018		367,125		53,818	106	(54)
HUS	04/2017	BRL	484,800		153,011	0	(1,848)
	04/2017	JPY	1,007,800		8,975	0	(78)
	04/2017	$	152,729	BRL	484,800	2,130	0
	04/2017		971	INR	66,682	57	0
	06/2017	KRW	43,074,404	$	37,325	0	(1,252)
	10/2017	DKK	1,271,260		194,680	10,644	0
	01/2018	BRL	217,900		64,139	0	(1,706)
	04/2018		375,700		111,200	0	(729)
JPM	04/2017		525,634		155,954	21	(11,969)
	04/2017	DKK	7,120		1,033	12	0
	04/2017	EUR	1,317		1,424	19	0
	04/2017	JPY	1,310,000		11,166	0	(601)
	04/2017	$	167,042	BRL	525,634	869	(9)
	04/2017		28,235	EUR	26,299	0	(179)
	05/2017	JPY	21,160,000	$	187,838	0	(2,459)
	05/2017	$	1,058	EUR	989	0	(1)
	06/2017	THB	57,166	$	1,629	0	(33)
	06/2017	TWD	1,134,984		36,671	0	(846)
	08/2017	MXN	292,200		14,223	0	(1,069)
	10/2017	BRL	240,900		68,132	0	(5,848)
	10/2017	DKK	135,690		20,797	1,153	0
	01/2018	BRL	569,100		167,596	0	(4,373)
	01/2018	DKK	228,215		33,382	157	0
MSB	04/2017	GBP	75,000		94,060	93	0
NGF	04/2017	BRL	200		58	0	(5)
	04/2017	$	63	BRL	200	1	0
	07/2017	MXN	195,900	$	9,636	0	(681)
SCX	04/2017	BRL	189,319		54,579	13	(5,908)
	04/2017	$	59,752	BRL	189,319	721	0
	04/2017		1,291	GBP	1,064	42	0
	05/2017		4,941	BRL	15,519	0	(16)
	06/2017	KRW	13,770,244	$	11,959	0	(373)
	06/2017	TWD	3,338,263		108,238	0	(2,110)
SOG	04/2017	BRL	250,000		78,904	0	(953)
	04/2017	$	78,370	BRL	250,000	1,487	0
	01/2018	BRL	267,500	$	79,353	0	(1,479)
TOR	04/2017		338,500		99,436	0	(8,690)
	04/2017	$	106,836	BRL	338,500	1,290	0
	04/2017		59,038	DKK	412,383	96	0
	04/2018	DKK	412,383	$	60,303	0	(91)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	39

Schedule of Investments PIMCO Low Duration Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
UAG	04/2017	DKK	87,260	$	13,259	$746	$0
	04/2017	EUR	1,095		1,183	14	0
	04/2017	JPY	1,120,000		9,543	0	(518)
	05/2017		14,240,000		125,881	0	(2,248)
	06/2017		7,380,000		64,554	0	(1,930)
	06/2017	KRW	41,821,987		36,472	0	(983)
	06/2017	TWD	2,027,088		65,804	0	(1,202)
	12/2017	CNH	940		131	0	(3)

Total Forward Foreign Currency Contracts						$35,195	$(106,483)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC USD versus BRL	BRL	3.250	04/26/2017	$ 55,300	$(337)	$(225)
FBF	Call - OTC USD versus BRL		3.550	10/02/2017	35,400	(531)	(531)
GLM	Call - OTC USD versus BRL		3.350	06/01/2017	18,900	(161)	(161)
	Call - OTC USD versus BRL		3.375	06/27/2017	91,100	(1,011)	(890)
HUS	Call - OTC USD versus ZAR	ZAR	13.500	06/01/2017	45,400	(681)	(1,488)
JPM	Call - OTC USD versus BRL	BRL	3.310	06/01/2017	55,600	(439)	(493)
	Call - OTC USD versus BRL		3.510	09/27/2017	46,200	(716)	(722)
	Call - OTC USD versus ZAR	ZAR	14.000	05/02/2017	8,600	(81)	(81)
MSB	Call - OTC USD versus ZAR		13.500	04/25/2017	46,400	(411)	(971)
SOG	Call - OTC USD versus ZAR		14.000	05/02/2017	29,300	(278)	(278)

						$(4,646)	$(5,840)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	$100.594	05/04/2017	$94,000	$(411)	$(87)
FBF	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	100.641	05/04/2017	198,000	(836)	(196)
JPM	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	100.422	05/04/2017	68,000	(284)	(51)

					$(1,531)	$(334)

Total Written Options					$(6,177)	$(6,174)

40	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2017

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		13,480		0		(4,426)		(9,054)		0
Notional Amount in $	$	943,300	$	3,112,000	$	(94,000)	$	(2,628,100)	$	(541,000)	$	792,200
Notional Amount in AUD	AUD	34,600	AUD	480,300	AUD	(21,000)	AUD	(398,400)	AUD	(95,500)	AUD	0
Notional Amount in EUR	EUR	306,400	EUR	64,500	EUR	(172,500)	EUR	(98,600)	EUR	(99,800)	EUR	0
Notional Amount in GBP	GBP	0	GBP	16,000	GBP	0	GBP	(16,000)	GBP	0	GBP	0
Premiums	$	(7,427)	$	(27,636)	$	4,049	$	19,472	$	5,365	$	(6,177)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(1)

		Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
Counterparty	Reference Obligation						Asset	Liability
GST	Auto Loan ABS 2017 2.25-100% due 10/20/2022	0.600%	10/20/2022	$37,689	$0	$1	$1	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

		Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
Counterparty	Reference Entity								Asset	Liability
BOA	Credit Suisse Group Finance	1.000%	12/20/2017	0.272%	EUR	14,600	$24	$65	$89	$0
BRC	Mexico Government International Bond	1.000	03/20/2018	0.266	$	15,000	(26)	139	113	0
CBK	Credit Suisse Group Finance	1.000	06/20/2017	0.277	EUR	5,100	18	(7)	11	0
	Mexico Government International Bond	1.000	12/20/2018	0.432	$	18,900	(18)	209	191	0
JPM	PSEG Power LLC	1.000	12/20/2018	0.587		24,200	134	46	180	0
MYC	Mexico Government International Bond	1.000	12/20/2018	0.432		8,600	(16)	103	87	0

							$116	$555	$671	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	41

Schedule of Investments PIMCO Low Duration Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

		Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
Counterparty	Index/Tranches						Asset	Liability
GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	$4,437	$0	$18	$18	$0
JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017	9,548	0	39	39	0

					$0	$57	$57	$0

Total Swap Agreements					$116	$613	$729	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(m)	Securities with an aggregate market value of $96,125 have been pledged as collateral for OTC financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
AZD	$0	$0	$0	$0	$(1,046)	$0	$0	$(1,046)	$(1,046)	$1,377	$331
BOA	10,289	0	89	10,378	(1,139)	0	0	(1,139)	9,239	(9,020)	219
BPS	2,836	0	0	2,836	(28,078)	0	0	(28,078)	(25,242)	26,567	1,325
BRC	0	0	113	113	0	0	0	0	113	0	113
CBK	44	0	202	246	(4,582)	0	0	(4,582)	(4,336)	4,454	118
DUB	944	0	0	944	(8,167)	(225)	0	(8,392)	(7,448)	4,940	(2,508)
FAR	0	0	0	0	0	(87)	0	(87)	(87)	186	99
FBF	0	0	0	0	(74)	(727)	0	(801)	(801)	408	(393)
GLM	1,517	0	0	1,517	(3,207)	(1,051)	0	(4,258)	(2,741)	3,358	617
GST	0	0	19	19	0	0	0	0	19	(30)	(11)
HUS	12,831	0	0	12,831	(5,613)	(1,488)	0	(7,101)	5,730	(8,599)	(2,869)
JPM	2,231	0	219	2,450	(27,387)	(1,347)	0	(28,734)	(26,284)	26,779	495
MSB	93	0	0	93	0	(971)	0	(971)	(878)	(900)	(1,778)
MYC	0	0	87	87	0	0	0	0	87	(70)	17
NGF	1	0	0	1	(686)	0	0	(686)	(685)	732	47
RYL	0	0	0	0	0	0	0	0	0	(260)	(260)
SCX	776	0	0	776	(8,407)	0	0	(8,407)	(7,631)	9,013	1,382
SOG	1,487	0	0	1,487	(2,432)	(278)	0	(2,710)	(1,223)	0	(1,223)
TOR	1,386	0	0	1,386	(8,781)	0	0	(8,781)	(7,395)	8,963	1,568
UAG	760	0	0	760	(6,884)	0	0	(6,884)	(6,124)	5,424	(700)

Total Over the Counter	$35,195	$0	$729	$35,924	$(106,483)	$(6,174)	$0	$(112,657)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

42	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2017

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$81	$81
Futures	0	0	0	0	4,874	4,874

	$0	$0	$0	$0	$4,955	$4,955

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35,195	$0	$35,195
Swap Agreements	0	729	0	0	0	729

	$0	$729	$0	$35,195	$0	$35,924

	$0	$729	$0	$35,195	$4,955	$40,879

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$242	$242
Swap Agreements	0	47	0	0	2,007	2,054

	$0	$47	$0	$0	$2,249	$2,296

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$106,483	$0	$106,483
Written Options	0	0	0	5,840	334	6,174

	$0	$0	$0	$112,323	$334	$112,657

	$0	$47	$0	$112,323	$2,583	$114,953

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	43

Schedule of Investments PIMCO Low Duration Fund (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(184)	$(184)
Written Options	0	0	0	0	1,405	1,405
Futures	0	0	0	0	(25,861)	(25,861)
Swap Agreements	0	822	0	0	(30,488)	(29,666)

	$0	$822	$0	$0	$(55,128)	$(54,306)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$286,204	$0	$286,204
Purchased Options	0	0	0	0	(5,474)	(5,474)
Written Options	0	0	0	15,743	4,408	20,151
Swap Agreements	0	3,624	0	0	112	3,736

	$0	$3,624	$0	$301,947	$(954)	$304,617

	$0	$4,446	$0	$301,947	$(56,082)	$250,311

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(277)	$(277)
Futures	0	0	0	0	1,571	1,571
Swap Agreements	0	1,148	0	0	82,106	83,254

	$0	$1,148	$0	$0	$83,400	$84,548

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(239,219)	$0	$(239,219)
Purchased Options	0	0	0	0	1,543	1,543
Written Options	0	0	0	1,257	1,121	2,378
Swap Agreements	0	2,335	0	0	(243)	2,092

	$0	$2,335	$0	$(237,962)	$2,421	$(233,206)

	$0	$3,483	$0	$(237,962)	$85,821	$(148,658)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,284	$0	$1,284
Corporate Bonds & Notes
Banking & Finance	0	3,116,671	0	3,116,671
Industrials	0	885,584	1,538	887,122
Utilities	0	257,142	0	257,142
Municipal Bonds & Notes
California	0	1,504	0	1,504
Texas	0	3,026	0	3,026
U.S. Government Agencies	0	2,576,471	24	2,576,495
U.S. Treasury Obligations	0	142,976	0	142,976
Non-Agency Mortgage-Backed Securities	0	542,104	29,927	572,031
Asset-Backed Securities	0	621,828	24,998	646,826

44	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Sovereign Issues	$0	$672,341	$0	$672,341
Short-Term Instruments
Certificates of Deposit	0	112,078	0	112,078
Commercial Paper	0	775,215	8,796	784,011
Repurchase Agreements	0	6,248	0	6,248
Short-Term Notes	0	61,771	0	61,771
Argentina Treasury Bills	0	11,696	0	11,696
Japan Treasury Bills	0	671,605	0	671,605
Mexico Treasury Bills	0	155,153	0	155,153
U.S. Treasury Bills	0	62,572	0	62,572
	$0	$10,677,269	$65,283	$10,742,552

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,196,732	$0	$0	$1,196,732

Total Investments	$1,196,732	$10,677,269	$65,283	$11,939,284

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(43,031)	$0	$(43,031)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	4,955	0	0	4,955
Over the counter	0	35,923	1	35,924
	$4,955	$35,923	$1	$40,879

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(242)	(2,054)	0	(2,296)
Over the counter	0	(112,657)	0	(112,657)
	$(242)	$(114,711)	$0	$(114,953)

Total Financial Derivative Instruments	$4,713	$(78,788)	$1	$(74,074)

Totals	$1,201,445	$10,555,450	$65,284	$11,822,179

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	45

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the PIMCO Low Duration Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

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(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates

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Notes to Financial Statements (Cont.)

the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under ASC 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

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In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally

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Notes to Financial Statements (Cont.)

valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

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Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are

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Notes to Financial Statements (Cont.)

observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral

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performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in an affiliated Fund for the period ended March 31, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$106,684	$7,813,151	$(6,723,201)	$106	$(8)	$1,196,732	$3,951	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Fund may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When

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the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of March 31, 2017, the Fund had no unfunded loan commitments outstanding.

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Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Fund at March 31, 2017 are disclosed in the Notes to Schedule of Investments.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Fund may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position

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before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone

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interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Fund may enter into short sales transactions. Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to

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market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current

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value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Fund may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  The Fund may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared

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Notes to Financial Statements (Cont.)

financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  The Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to

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as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference

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credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or

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“floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Fund may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, the Fund may be adversely affected when a large shareholder purchases or

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Notes to Financial Statements (Cont.)

redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Fund’s liquidity and net asset value. Such transactions may also increase the Fund’s transaction costs or otherwise cause the Fund to perform differently than intended. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into

66	PIMCO LOW DURATION FUND

March 31, 2017

transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback

ANNUAL REPORT	MARCH 31, 2017	67

Notes to Financial Statements (Cont.)

transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

68	PIMCO LOW DURATION FUND

March 31, 2017

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.21%
Class P	0.31%
Administrative Class	0.21%
Class D	0.25%
Class A	0.30%
Class C	0.30%
Class R	0.30%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

ANNUAL REPORT	MARCH 31, 2017	69

Notes to Financial Statements (Cont.)

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.30%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2017, the Distributor retained $7,047,450 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000,

70	PIMCO LOW DURATION FUND

March 31, 2017

the valuation oversight committee lead receives an additional annual retainer of $11,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $5,750) and the governance committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2017, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$48,903	$347,195

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or

ANNUAL REPORT	MARCH 31, 2017	71

Notes to Financial Statements (Cont.)

dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$46,078,856	$47,924,041	$1,751,015	$3,593,513

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Low Duration Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	576,176	$5,685,346	1,080,720	$10,720,215
Class P	22,269	219,557	22,811	226,489
Administrative Class	4,462	44,007	5,722	56,761
Class D	11,228	110,745	16,696	165,477
Class A	19,594	193,250	21,534	213,757
Class C	2,868	28,285	7,155	70,923
Class R	3,759	37,088	3,961	39,267

Issued as reinvestment of distributions
Institutional Class	12,620	124,509	18,037	179,380
Class P	1,273	12,555	1,958	19,480
Administrative Class	286	2,826	499	4,964
Class D	1,399	13,800	2,168	21,565
Class A	1,547	15,263	2,466	24,536
Class C	582	5,742	898	8,931
Class R	137	1,351	191	1,897

Cost of shares redeemed
Institutional Class	(625,418)	(6,171,395)	(1,240,781)	(12,294,173)
Class P	(39,421)	(388,693)	(52,691)	(523,361)
Administrative Class	(10,434)	(102,860)	(18,037)	(179,314)
Class D	(28,807)	(284,068)	(42,846)	(425,138)
Class A	(45,408)	(447,712)	(63,325)	(629,439)
Class C	(15,649)	(154,298)	(19,128)	(190,088)
Class R	(5,067)	(49,958)	(5,337)	(52,939)
Net increase (decrease) resulting from Fund share transactions	(112,004)	$(1,104,660)	(257,329)	$(2,540,810)

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March 31, 2017

13. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters. The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2017, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2014-2016, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

PIMCO Low Duration Fund

Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
$0	$0	$70,758	$(27,119)	$(331,828)	$0	$(87,578)
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, options, Lehman securities, sale/buyback transactions, and convertible preferred securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through March 31, 2017 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

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Notes to Financial Statements (Cont.)

March 31, 2017

(6)

Specified losses realized during the period November 1, 2016 through March 31, 2017 and Ordinary losses realized during the period January 1, 2017 through March 31, 2017, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period.

Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2017, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

PIMCO Low Duration Fund

Short-Term	Long-Term
$ 166,594	$ 165,234
†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

PIMCO Low Duration Fund

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
$11,880,380	$132,445	$(73,541)	$58,904
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback transactions, Lehman securities and convertible preferred securities for federal income tax purposes.

For the fiscal years ended March 31, 2017 and March 31, 2016, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

PIMCO Low Duration Fund

March 31, 2017			March 31, 2016
Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
$159,634	$0	$36,157	$247,030	$0	$44,693

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

Effective April 1, 2017, all Class C shares with a minimum ten year holding period will be converted to Class A shares of the same Fund, for all Funds of the PIMCO Funds Trust that offer Class C Shares. This automatic conversion feature was approved by the Board on January 24, 2017.

There were no other subsequent events identified that require recognition or disclosure.

74	PIMCO LOW DURATION FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO Low Duration Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Low Duration Fund (one of the funds constituting the PIMCO Funds, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

ANNUAL REPORT	MARCH 31, 2017	75

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPM	JPMorgan Chase Bank N.A.
BOA	Bank of America N.A.	MSB	Morgan Stanley Bank, N.A
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	NGF	Nomura Global Financial Products, Inc.
CBK	Citibank N.A.	NOM	Nomura Securities International Inc.
DUB	Deutsche Bank AG	RYL	Royal Bank of Scotland Group PLC
FAR	Wells Fargo Bank National Association	SCX	Standard Chartered Bank
FBF	Credit Suisse International	SOG	Societe Generale
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
GSC	Goldman Sachs & Co.	TOR	Toronto Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.

Currency Abbreviations:
ARS	Argentine Peso	KRW	South Korean Won
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	PHP	Philippine Peso
CAD	Canadian Dollar	RUB	Russian Ruble
CNH	Chinese Renminbi (Offshore)	SGD	Singapore Dollar
DKK	Danish Krone	THB	Thai Baht
EUR	Euro	TWD	Taiwanese Dollar
GBP	British Pound	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	OAT	Obligations Assimilables du Trésor
CDO	Collateralized Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
FDIC	Federal Deposit Insurance Corp.

76	PIMCO LOW DURATION FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Low Duration Fund	0.00%	0.22%	$159,633	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

ANNUAL REPORT	MARCH 31, 2017	77

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees*
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge*** (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter G. Strelow*** (1970) Trustee	05/2017 to present	Managing Director, Chief Administrative Officer, PIMCO; President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, MarineMax Inc.
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
Kym M. Hubbard**** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, State Auto Financial Corporation.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

78	PIMCO LOW DURATION FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Messrs. Harris, Hodge and Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	Effective May 16, 2017, Mr. Strelow became a Trustee of the Trust and Mr. Hodge retired from service as a Trustee of the Trust.
****	The information for the individuals listed is as of March 31, 2017 (as of May 16, 2017 for Mr. Strelow). Ms. Hubbard became a Trustee of the Trust effective February 14, 2017.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, Chief Administrative Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.
Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2017	79

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.
Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.
Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

80	PIMCO LOW DURATION FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	MARCH 31, 2017	81

Privacy Policy1 (Cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

82	PIMCO LOW DURATION FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3014AR_033117

PIMCO Funds

Annual Report

March 31, 2017

PIMCO Real Return Fund

Share Classes

∎	Institutional
∎	P
∎	Administrative
∎	D
∎	A
∎	C
∎	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2017, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

In the early part of the reporting period in June 2016, the outcome of the U.K. referendum, or Brexit, prompted market volatility to rise, sovereign yields to rally significantly and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the fundamental backdrop of the global economy as remaining largely intact, and as expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of other political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain over this period.

At its December 2016 meeting, the European Central Bank (“ECB”) opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. On December 14, 2016, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25 percentage points to a range of 0.50%-0.75%. And on March 15, 2017, the Fed raised the rate again by 0.25 percentage points to a range of 0.75%-1.00%, representing their third rate increase in ten years.

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the March quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda, including the last-minute cancelation of the healthcare vote in the House of Representatives, left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. However, rising geopolitical tensions outside of the reporting period, namely Syria and North Korea, contributed to growing investor anxiety.

Financial market highlights of the twelve-month reporting period include:

∎	U.S. Treasury yields rose across the yield curve over the reporting period. The yield on the benchmark ten-year U.S. Treasury note was 2.40% at the end of the

2	PIMCO REAL RETURN FUND

reporting period, up from 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, declined 1.44% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 0.44% over the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.48% over the reporting period, as represented by the Bloomberg Barclays U.S. TIPS Index. Real yields rose and the yield curve flattened as the Fed continued its normalization of interest rates and pro-growth sentiment emerged in the wake of the U.S. election. Market-based inflation expectations ended the period sharply higher as oil prices rallied and fears of policy-induced inflation lead to increased demand for U.S. TIPS.

∎

Diversified commodities posted positive returns, as represented by the Bloomberg Commodity Index Total Return, which returned 8.71% over the reporting period. The energy and industrial metals sectors led the rebound within commodity markets. Within energy, oil prices rose sharply as U.S. production growth slowed and the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to a coordinated cut to output. Base metals broadly gained on improved China sentiment and in anticipation of potential infrastructure spending in the U.S.

∎

Agency mortgage-backed securities (“MBS”) returned 0.17% over the reporting period, as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index. The asset class modestly outperformed like-duration U.S. Treasuries, as continued Fed intervention and strong overseas demand helped offset mortgage extension selling following the U.S. election. Non-Agency MBS continued to perform well due to improving housing fundamentals, limited new issuance, and sustained investor appetite.

∎

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 2.96% over the reporting period. Investment grade credit spreads tightened due to strong investor demand for high grade retail mutual funds and ETFs, low volatility, and corporate earnings strength. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 16.88% over the reporting period, which benefited from a strong rally of commodity sectors, namely the energy and metals & mining sectors.

∎

Tax-exempt municipal bonds returned 0.15% over the reporting period, as represented by the Bloomberg Barclays Municipal Bond Index. The municipal bond market benefited from constructive retail, institutional, and foreign demand through the first half of the reporting period. The positive sentiment reversed post-U.S. election as investors weighed possibilities of policy shifts around tax rates, a potential repeal of the tax exemption, and heightened

ANNUAL REPORT	MARCH 31, 2017	3

Chairman’s Letter (Cont.)

infrastructure funding. Municipal bond investors remained focused on Puerto Rico as the island continued to default on select governmental issues and federally-led restructuring efforts moved forward.

∎

Emerging market (“EM”) debt sectors generally benefited from improving fundamentals in most emerging economies, stable commodity prices and accommodative global central banks. Better fundamentals attracted robust inflows into the asset class and also supported performance during the reporting period. Though returns were strong, the surprise result of the U.S. election weighed somewhat on performance in the latter half of the reporting period due to uncertainty surrounding the impact of future trade policy on EM countries. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 8.82% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.47% over the reporting period.

∎

Global equities generally posted strong positive returns in response to supportive central bank policies and healthy investor risk appetite over the full reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.17% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 17.22% over the reporting period. Global equities, as represented by the MSCI World Index, returned 14.77% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO REAL RETURN FUND

Important Information About the PIMCO Real Return Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus.

The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it

ANNUAL REPORT	MARCH 31, 2017	5

Important Information About the PIMCO Real Return Fund (Cont.)

does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience

6	PIMCO REAL RETURN FUND

similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO Real Return Fund	01/29/97	01/29/97	04/30/08	04/28/00	04/08/98	01/29/97	01/29/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

ANNUAL REPORT	MARCH 31, 2017	7

Important Information About the PIMCO Real Return Fund (Cont.)

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO REAL RETURN FUND

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ANNUAL REPORT	MARCH 31, 2017	9

PIMCO Real Return Fund

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (01/29/97)
PIMCO Real Return Fund Institutional Class	2.77%	1.02%	4.53%	6.03%
PIMCO Real Return Fund Class P	2.67%	0.92%	4.43%	5.94%
PIMCO Real Return Fund Administrative Class	2.51%	0.77%	4.27%	5.76%
PIMCO Real Return Fund Class D	2.36%	0.62%	4.11%	5.59%
PIMCO Real Return Fund Class A	2.36%	0.62%	4.10%	5.58%
PIMCO Real Return Fund Class A (adjusted)	(1.48)%	(0.15)%	3.78%	5.42%
PIMCO Real Return Fund Class C	1.85%	0.12%	3.58%	5.05%
PIMCO Real Return Fund Class C (adjusted)	0.85%	0.12%	3.58%	5.05%
PIMCO Real Return Fund Class R	2.10%	0.37%	3.84%	5.31%
Bloomberg Barclays U.S. TIPS Index	1.48%	0.97%	4.24%	5.47%
Lipper Inflation-Protected Bond Funds Average	2.31%	0.40%	3.26%	4.56%	♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 01/31/1997.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.58% for Institutional Class shares, 0.68% for Class P shares, 0.83% for Administrative Class shares, 0.98% for Class D shares, 0.98% for Class A shares, 1.48% for Class C shares, and 1.23% for Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

10	PIMCO REAL RETURN FUND

Institutional Class - PRRIX	Class P - PRLPX	Administrative Class - PARRX	Class D - PRRDX
Class A - PRTNX	Class C - PRTCX	Class R - PRRRX

Allocation Breakdown as of 03/31/2017†§

U.S. Treasury Obligations	78.9%
Sovereign Issues	5.8%
Short-Term Instruments‡	5.5%
Corporate Bonds & Notes	3.9%
Asset-Backed Securities	2.3%
Other	3.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Real Return Fund seeks maximum real return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (TIPS) benefited absolute performance, as U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index, posted positive returns.

»	An underweight to U.S. nominal duration contributed to relative performance, as yields rose.

»

Overweight U.S. breakeven inflation (BEI) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) contributed to relative performance, as breakeven inflation spreads rose.

»	An overweight to the Brazilian real for most of the reporting period contributed to relative performance, as the currency appreciated over the period.

»

Underweight U.K. breakeven inflation (BEI) spreads (or the yield differential between U.K. nominal Gilts and like-maturity U.K. index-linked Gilts) via swaps detracted from relative performance, as breakeven inflation spreads rose.

»	An underweight to U.K. nominal duration for most of the reporting period detracted from relative performance, as yields fell.

ANNUAL REPORT	MARCH 31, 2017	11

Expense Example PIMCO Real Return Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2016 to March 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$994.80	$3.23	$1,000.00	$1,021.69	$3.28	0.65%
Class P	1,000.00	994.30	3.73	1,000.00	1,021.19	3.78	0.75
Administrative Class	1,000.00	993.60	4.47	1,000.00	1,020.44	4.53	0.90
Class D	1,000.00	992.80	5.22	1,000.00	1,019.70	5.29	1.05
Class A	1,000.00	992.80	5.22	1,000.00	1,019.70	5.29	1.05
Class C	1,000.00	990.40	7.69	1,000.00	1,017.20	7.80	1.55
Class R	1,000.00	991.60	6.46	1,000.00	1,018.45	6.54	1.30

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8 in the Notes to Financial Statements.

12	PIMCO REAL RETURN FUND

Benchmark Descriptions

Index*	Description

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	13

Financial Highlights PIMCO Real Return Fund

		Investment Operations				Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
03/31/2017	$10.92	$0.35		$(0.05)	$0.30	$(0.16)	$0.00	$0.00	$(0.16)
03/31/2016	11.06	0.23		(0.26)	(0.03)	(0.04)	0.00	(0.07)	(0.11)
03/31/2015	11.18	0.05		0.25	0.30	(0.42)	(0.00)^	0.00	(0.42)
03/31/2014	12.25	0.19		(1.07)	(0.88)	(0.04)	(0.06)	(0.09)	(0.19)
03/31/2013	11.95	0.17		0.73	0.90	(0.33)	(0.27)	0.00	(0.60)

Class P
03/31/2017	10.92	0.36		(0.07)	0.29	(0.15)	0.00	0.00	(0.15)
03/31/2016	11.06	0.21		(0.26)	(0.05)	(0.03)	0.00	(0.06)	(0.09)
03/31/2015	11.18	(0.00	)^	0.29	0.29	(0.41)	(0.00)^	0.00	(0.41)
03/31/2014	12.25	0.22		(1.11)	(0.89)	(0.04)	(0.06)	(0.08)	(0.18)
03/31/2013	11.95	0.15		0.74	0.89	(0.32)	(0.27)	0.00	(0.59)

Administrative Class
03/31/2017	10.92	0.34		(0.07)	0.27	(0.13)	0.00	0.00	(0.13)
03/31/2016	11.06	0.20		(0.26)	(0.06)	(0.03)	0.00	(0.05)	(0.08)
03/31/2015	11.18	0.03		0.24	0.27	(0.39)	(0.00)^	0.00	(0.39)
03/31/2014	12.25	0.16		(1.07)	(0.91)	(0.03)	(0.06)	(0.07)	(0.16)
03/31/2013	11.95	0.14		0.73	0.87	(0.30)	(0.27)	0.00	(0.57)

Class D
03/31/2017	10.92	0.33		(0.07)	0.26	(0.12)	0.00	0.00	(0.12)
03/31/2016	11.06	0.19		(0.27)	(0.08)	(0.02)	0.00	(0.04)	(0.06)
03/31/2015	11.18	0.02		0.24	0.26	(0.38)	(0.00)^	0.00	(0.38)
03/31/2014	12.25	0.16		(1.08)	(0.92)	(0.03)	(0.06)	(0.06)	(0.15)
03/31/2013	11.95	0.12		0.73	0.85	(0.28)	(0.27)	0.00	(0.55)

Class A
03/31/2017	10.92	0.32		(0.06)	0.26	(0.12)	0.00	0.00	(0.12)
03/31/2016	11.06	0.18		(0.26)	(0.08)	(0.02)	0.00	(0.04)	(0.06)
03/31/2015	11.18	0.04		0.22	0.26	(0.38)	(0.00)^	0.00	(0.38)
03/31/2014	12.25	0.16		(1.08)	(0.92)	(0.03)	(0.06)	(0.06)	(0.15)
03/31/2013	11.95	0.13		0.72	0.85	(0.28)	(0.27)	0.00	(0.55)

Class C
03/31/2017	10.92	0.27		(0.07)	0.20	(0.06)	0.00	0.00	(0.06)
03/31/2016	11.06	0.13		(0.26)	(0.13)	(0.00)^	0.00	(0.01)	(0.01)
03/31/2015	11.18	(0.02)		0.22	0.20	(0.32)	(0.00)^	0.00	(0.32)
03/31/2014	12.25	0.10		(1.08)	(0.98)	(0.01)	(0.06)	(0.02)	(0.09)
03/31/2013	11.95	0.07		0.72	0.79	(0.22)	(0.27)	0.00	(0.49)

14	PIMCO REAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Interest Expense	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.06	2.77%	$6,244,022	0.64%	0.45%	3.19%	168%
10.92	(0.30)	5,567,545	0.58	0.45	2.15	102
11.06	2.77	6,944,302	0.50	0.45	0.40	117
11.18	(7.15)	7,260,857	0.47	0.45	1.65	33
12.25	7.61	10,059,104	0.48	0.45	1.37	41

11.06	2.67	1,314,546	0.74	0.55	3.21	168
10.92	(0.40)	737,538	0.68	0.55	1.96	102
11.06	2.67	836,420	0.60	0.55	0.01	117
11.18	(7.25)	742,644	0.57	0.55	1.88	33
12.25	7.50	1,886,341	0.58	0.55	1.25	41

11.06	2.51	566,810	0.89	0.70	3.05	168
10.92	(0.55)	644,290	0.83	0.70	1.86	102
11.06	2.51	936,651	0.75	0.70	0.29	117
11.18	(7.39)	1,233,721	0.72	0.70	1.44	33
12.25	7.34	1,736,194	0.73	0.70	1.10	41

11.06	2.36	706,135	1.04	0.85	2.96	168
10.92	(0.69)	900,042	0.98	0.85	1.75	102
11.06	2.36	1,208,764	0.90	0.85	0.14	117
11.18	(7.53)	1,359,797	0.87	0.85	1.41	33
12.25	7.18	2,528,152	0.88	0.85	0.97	41

11.06	2.36	1,735,196	1.04	0.85	2.89	168
10.92	(0.69)	1,914,434	0.98	0.85	1.68	102
11.06	2.36	2,227,419	0.90	0.85	0.32	117
11.18	(7.53)	2,738,928	0.87	0.85	1.36	33
12.25	7.18	4,896,233	0.88	0.85	1.02	41

11.06	1.85	700,614	1.54	1.35	2.39	168
10.92	(1.19)	826,925	1.48	1.35	1.25	102
11.06	1.85	1,081,034	1.40	1.35	(0.19)	117
11.18	(7.99)	1,457,436	1.37	1.35	0.92	33
12.25	6.65	2,931,665	1.38	1.35	0.53	41

ANNUAL REPORT	MARCH 31, 2017	15

Financial Highlights PIMCO Real Return Fund (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Class R
03/31/2017	$10.92	$0.29	$(0.06)	$0.23	$(0.09)	$0.00	$0.00	$(0.09)
03/31/2016	11.06	0.15	(0.25)	(0.10)	(0.02)	0.00	(0.02)	(0.04)
03/31/2015	11.18	(0.03)	0.26	0.23	(0.35)	(0.00)^	0.00	(0.35)
03/31/2014	12.25	0.12	(1.07)	(0.95)	(0.02)	(0.06)	(0.04)	(0.12)
03/31/2013	11.95	0.09	0.73	0.82	(0.25)	(0.27)	0.00	(0.52)

^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

16	PIMCO REAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Interest Expense	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.06	2.10%	$316,281	1.29%	1.10%	2.62%	168%
10.92	(0.94)	336,691	1.23	1.10	1.42	102
11.06	2.11	390,425	1.15	1.10	(0.22)	117
11.18	(7.76)	398,575	1.12	1.10	1.01	33
12.25	6.92	536,634	1.13	1.10	0.70	41

ANNUAL REPORT	MARCH 31, 2017	17

Statement of Assets and Liabilities PIMCO Real Return Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$14,472,470
Investments in Affiliates	720
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,551
Over the counter	69,907
Deposits with counterparty	10,545
Foreign currency, at value	8,994
Receivable for investments sold	149,624
Receivable for investments sold on a delayed-delivery basis	2,236
Receivable for TBA investments sold	478,396
Receivable for Fund shares sold	35,066
Interest and/or dividends receivable	47,248
Dividends receivable from Affiliates	216
Total Assets	15,280,973

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,482,571
Payable for sale-buyback transactions	220,122
Payable for short sales	19,921
Financial Derivative Instruments
Exchange-traded or centrally cleared	12,065
Over the counter	146,096
Payable for investments purchased	23,292
Payable for investments in Affiliates purchased	117
Payable for TBA investments purchased	702,335
Deposits from counterparty	31,497
Payable for Fund shares redeemed	47,629
Distributions payable	3,100
Overdraft due to custodian	2,269
Accrued investment advisory fees	2,493
Accrued supervisory and administrative fees	2,552
Accrued distribution fees	677
Accrued servicing fees	620
Other liabilities	13
Total Liabilities	3,697,369

Net Assets	$11,583,604

Net Assets Consist of:
Paid in capital	$11,798,486
Undistributed net investment income	112,916
Accumulated undistributed net realized (loss)	(403,956)
Net unrealized appreciation	76,158

Net Assets	$11,583,604

Cost of investments in securities	$14,344,066
Cost of investments in Affiliates	$720
Cost of foreign currency held	$8,970
Proceeds received on short sales	$19,875
Cost or premiums of financial derivative instruments, net	$(10,566)

* Includes repurchase agreements of:	$3,549

18	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2017

Net Assets:
Institutional Class	$6,244,022
Class P	1,314,546
Administrative Class	566,810
Class D	706,135
Class A	1,735,196
Class C	700,614
Class R	316,281
Shares Issued and Outstanding:
Institutional Class	564,443
Class P	118,829
Administrative Class	51,237
Class D	63,832
Class A	156,856
Class C	63,333
Class R	28,591
Net Asset Value Per Share Outstanding:
Institutional Class	$11.06
Class P	11.06
Administrative Class	11.06
Class D	11.06
Class A	11.06
Class C	11.06
Class R	11.06

ANNUAL REPORT	MARCH 31, 2017	19

Statement of Operations PIMCO Real Return Fund

Year Ended March 31, 2017
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$435,732
Dividends	312
Dividends from Investments in Affiliates	1,018
Total Income	437,062

Expenses:
Investment advisory fees	28,155
Supervisory and administrative fees	28,923
Distribution and/or servicing fees - Administrative Class	1,514
Distribution and/or servicing fees - Class D	1,987
Distribution fees - Class C	3,857
Distribution fees - Class R	829
Servicing fees - Class A	4,596
Servicing fees - Class C	1,928
Servicing fees - Class R	829
Trustee fees	81
Interest expense	21,108
Miscellaneous expense	10
Total Expenses	93,817

Net Investment Income	343,245

Net Realized Gain (Loss):
Investments in securities	63,902
Investments in Affiliates	73
Exchange-traded or centrally cleared financial derivative instruments	(53,535)
Over the counter financial derivative instruments	(57,885)
Foreign currency	(9,558)

Net Realized (Loss)	(57,003)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(184,885)
Investments in Affiliates	(95)
Exchange-traded or centrally cleared financial derivative instruments	137,036
Over the counter financial derivative instruments	42,680
Foreign currency assets and liabilities	994

Net Change in Unrealized (Depreciation)	(4,270)

Net Increase in Net Assets Resulting from Operations	$281,972

* Foreign tax withholdings	$6

20	PIMCO REAL RETURN FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Real Return Fund

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$343,245	$232,965
Net realized (loss)	(57,003)	(321,581)
Net change in unrealized (depreciation)	(4,270)	(37,769)

Net Increase (Decrease) in Net Assets Resulting from Operations	281,972	(126,385)

Distributions to Shareholders:
From net investment income
Institutional Class	(89,885)	(20,615)
Class P	(11,760)	(2,321)
Administrative Class	(7,094)	(1,607)
Class D	(7,927)	(2,015)
Class A	(18,959)	(3,911)
Class C	(4,001)	(224)
Class R	(2,612)	(388)
Tax basis return of capital
Institutional Class	0	(40,797)
Class P	0	(4,594)
Administrative Class	0	(3,180)
Class D	0	(3,987)
Class A	0	(7,740)
Class C	0	(442)
Class R	0	(769)

Total Distributions(a)	(142,238)	(92,590)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	516,405	(2,478,575)

Total Increase (Decrease) in Net Assets	656,139	(2,697,550)

Net Assets:
Beginning of year	10,927,465	13,625,015
End of year*	$11,583,604	$10,927,465

*Including undistributed (overdistributed) net investment income of:	$112,916	$(2,636)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2017	21

Statement of Cash Flows PIMCO Real Return Fund

Year Ended March 31, 2017

(Amounts in thousands†)
Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	$281,972
Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(23,753,190)
Proceeds from sales of long-term securities	24,655,133
(Purchases) from sales of short-term portfolio investments, net	(276,552)
Decrease in deposits with counterparty	17,832
(Increase) in receivable for investments sold	(384,895)
Decrease in interest and/or dividends receivable	10,013
(Increase) in dividends receivable from Affiliates	(17)
Proceeds from exchange-traded or centrally cleared financial derivative instruments	82,706
(Payments on) over the counter financial derivative instruments	(60,757)
Decrease in other assets	103
Increase in payable for investments purchased	126,174
(Decrease) in deposits from counterparty	(12,239)
Increase in accrued investment advisory fees	221
Increase in accrued supervisory and administrative fees	174
(Decrease) in accrued distribution fees	(64)
(Decrease) in accrued servicing fees	(24)
Proceeds from short sales transactions, net	19,875
(Payments on) foreign currency transactions	(8,502)
(Decrease) in other liabilities	(4)
Net Realized (Gain) Loss
Investments in securities	(63,902)
Investments in Affiliates	(73)
Exchange-traded or centrally cleared financial derivative instruments	53,535
Over the counter financial derivative instruments	57,885
Foreign currency	9,558
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	184,885
Investments in Affiliates	95
Exchange-traded or centrally cleared financial derivative instruments	(137,036)
Over the counter financial derivative instruments	(42,680)
Foreign currency assets and liabilities	(994)
Net amortization (accretion) on investments	20,610
Net Cash Provided by Operating Activities	779,842
Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	4,446,804
Payments on shares redeemed	(4,074,460)
Increase in overdraft due to custodian	2,269
Cash distributions paid*	(6,790)
Proceeds from reverse repurchase agreements	35,027,836
Payments on reverse repurchase agreements	(36,066,046)
Proceeds from sale-buyback transactions	5,570,760
Payments on sale-buyback transactions	(5,691,855)
Net Cash (Used for) Financing Activities	(791,482)

Net (Decrease) in Cash and Foreign Currency	(11,640)
Cash and Foreign Currency:
Beginning of year	20,634
End of year	$8,994
* Reinvestment of distributions	$132,780
Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$460
†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO REAL RETURN FUND	See Accompanying Notes

Schedule of Investments PIMCO Real Return Fund

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 124.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%
Valeant Pharmaceuticals International, Inc.
5.570% due 04/01/2022		$187	$188

Total Loan Participations and Assignments (Cost $178)			188

CORPORATE BONDS & NOTES 4.9%

BANKING & FINANCE 3.9%
AerCap Ireland Capital DAC
3.750% due 05/15/2019		600	616
Air Lease Corp.
4.750% due 03/01/2020		300	318
Akelius Residential Property AB
3.375% due 09/23/2020	EUR	500	578
Ally Financial, Inc.
3.250% due 09/29/2017		$100	101
3.250% due 02/13/2018		5,600	5,651
3.500% due 01/27/2019		500	505
3.600% due 05/21/2018		7,000	7,105
3.750% due 11/18/2019		200	202
6.250% due 12/01/2017		6,300	6,473
American Tower Corp.
2.800% due 06/01/2020		1,075	1,083
3.300% due 02/15/2021		200	203
Bank of America N.A.
1.458% due 05/08/2017		4,800	4,802
1.750% due 06/05/2018		49,725	49,858
Bear Stearns Cos. LLC
7.250% due 02/01/2018		6,550	6,846
BRFkredit A/S
2.000% due 10/01/2017	DKK	57,700	8,377
2.500% due 10/01/2047		11,095	1,624
4.000% due 01/01/2018		29,800	4,419
CIT Group, Inc.
3.875% due 02/19/2019		$2,000	2,056
4.250% due 08/15/2017		5,700	5,757
5.000% due 05/15/2017		100	100
5.000% due 05/15/2018		2,600	2,621
5.000% due 08/15/2022		900	944
5.250% due 03/15/2018		2,800	2,879
5.375% due 05/15/2020		800	855
5.500% due 02/15/2019		3,000	3,161
6.625% due 04/01/2018		600	626
Corp. Andina de Fomento
3.950% due 10/15/2021 (d)	MXN	119,228	6,258
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$11,300	11,475
Deutsche Bank AG
4.250% due 10/14/2021		51,500	52,830

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eksportfinans ASA
5.500% due 06/26/2017		$4,750	$4,782
Ford Motor Credit Co. LLC
2.375% due 03/12/2019		200	201
2.943% due 01/08/2019		200	203
General Motors Financial Co., Inc.
2.350% due 10/04/2019		700	701
2.420% due 10/04/2019		100	102
3.082% due 01/15/2019		300	308
3.100% due 01/15/2019		1,400	1,423
Goldman Sachs Group, Inc.
2.331% due 09/15/2020		47,900	48,617
HSBC Holdings PLC
6.000% due 03/29/2040	GBP	400	626
ING Bank NV
2.625% due 12/05/2022		$14,400	14,388
International Lease Finance Corp.
3.875% due 04/15/2018		100	102
6.250% due 05/15/2019		600	647
7.125% due 09/01/2018		21,600	23,091
8.250% due 12/15/2020		700	828
8.875% due 09/01/2017		100	103
Intesa Sanpaolo SpA
6.500% due 02/24/2021		1,900	2,100
LeasePlan Corp. NV
2.875% due 01/22/2019		500	502
MetLife, Inc.
6.817% due 08/15/2018		1,100	1,173
Navient Corp.
4.625% due 09/25/2017		400	403
4.875% due 06/17/2019		700	718
5.500% due 01/15/2019		12,875	13,371
8.000% due 03/25/2020		200	218
8.450% due 06/15/2018		200	214
Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2017	DKK	45,400	6,570
2.000% due 10/01/2017		84,400	12,253
2.000% due 01/01/2018		5,200	761
2.500% due 10/01/2047		17,957	2,619
Nykredit Realkredit A/S
1.000% due 07/01/2017		35,300	5,081
1.000% due 10/01/2017		173,000	25,029
2.000% due 10/01/2017		72,000	10,452
2.000% due 04/01/2018		76,900	11,311
2.500% due 10/01/2047		79,756	11,634
4.000% due 01/01/2018		2,300	341
OneMain Financial Holdings LLC
6.750% due 12/15/2019		$1,300	1,363
Realkredit Danmark A/S
1.000% due 04/01/2017	DKK	25,500	3,657
1.000% due 01/01/2018		66,900	9,719
1.000% due 04/01/2018		87,800	12,779

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	23

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 04/01/2017	DKK	75,400	$10,816
2.000% due 01/01/2018		29,400	4,295
2.500% due 10/01/2047		62,112	9,088
Santander Holdings USA, Inc.
2.504% due 11/24/2017		$2,300	2,315
Springleaf Finance Corp.
5.250% due 12/15/2019		1,400	1,416
6.900% due 12/15/2017		800	824
Synchrony Financial
2.438% due 11/09/2017		3,300	3,319

			448,786

INDUSTRIALS 0.5%
Actavis Funding SCS
3.000% due 03/12/2020		2,700	2,746
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	3,100	3,505
7.750% due 05/15/2022		$800	851
AP Moller - Maersk A/S
2.550% due 09/22/2019		200	201
BAT International Finance PLC
2.750% due 06/15/2020		200	202
Baxalta, Inc.
2.875% due 06/23/2020		500	507
Celgene Corp.
2.300% due 08/15/2018		800	806
Cox Communications, Inc.
9.375% due 01/15/2019		400	448
D.R. Horton, Inc.
3.750% due 03/01/2019		200	205
Daimler Finance North America LLC
2.250% due 09/03/2019		500	502
Deutsche Telekom International Finance BV
1.500% due 09/19/2019		200	197
Diamond Finance Corp.
3.480% due 06/01/2019		2,600	2,667
4.420% due 06/15/2021		200	209
DISH DBS Corp.
4.625% due 07/15/2017		200	202
7.875% due 09/01/2019		100	111
EMD Finance LLC
2.400% due 03/19/2020		200	200
ERAC USA Finance LLC
2.800% due 11/01/2018		200	202
5.250% due 10/01/2020		100	108
Forest Laboratories LLC
4.375% due 02/01/2019		200	207
General Motors Co.
3.500% due 10/02/2018		500	511

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Harley-Davidson Funding Corp.
6.800% due 06/15/2018	$200	$212
Hyundai Capital America
2.400% due 10/30/2018	100	100
2.500% due 03/18/2019	300	301
2.550% due 02/06/2019	200	201
2.875% due 08/09/2018	400	404
Imperial Tobacco Finance PLC
2.950% due 07/21/2020	700	709
Japan Tobacco, Inc.
2.100% due 07/23/2018	200	201
Kinder Morgan Energy Partners LP
6.850% due 02/15/2020	892	993
9.000% due 02/01/2019	500	560
Kinder Morgan, Inc.
7.250% due 06/01/2018	1,500	1,587
Mondelez International Holdings Netherlands BV
1.625% due 10/28/2019	200	197
2.000% due 10/28/2021	200	193
Regency Energy Partners LP
5.750% due 09/01/2020	300	324
Ryder System, Inc.
2.450% due 09/03/2019	500	503
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	400	431
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	100	99
Sky PLC
2.625% due 09/16/2019	600	604
Smithfield Foods, Inc.
2.700% due 01/31/2020	400	400
Southern Co.
2.750% due 06/15/2020	400	404
Sprint Spectrum Co. LLC
3.360% due 03/20/2023	300	301
Telefonica Emisiones S.A.U.
1.806% due 06/23/2017	23,400	23,425
Teva Pharmaceutical Finance LLC
2.250% due 03/18/2020	200	199
Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019	1,300	1,286
Time Warner Cable LLC
5.000% due 02/01/2020	1,200	1,279
8.250% due 04/01/2019	500	558
TransCanada PipeLines Ltd.
3.800% due 10/01/2020	200	209
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	2,506	2,897
Viacom, Inc.
2.750% due 12/15/2019	100	101

24	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019		$4,281	$4,270
2.450% due 11/20/2019		1,500	1,503
Zimmer Biomet Holdings, Inc.
2.000% due 04/01/2018		2,700	2,705

			61,743

UTILITIES 0.5%
AT&T, Inc.
1.617% due 01/15/2020		18,250	18,378
Enable Midstream Partners LP
2.400% due 05/15/2019		200	198
Iberdrola Finance Ireland Ltd.
5.000% due 09/11/2019		200	213
NextEra Energy Capital Holdings, Inc.
6.000% due 03/01/2019		800	858
Petrobras Global Finance BV
4.375% due 05/20/2023		1,900	1,805
5.375% due 01/27/2021		7,142	7,373
6.250% due 12/14/2026	GBP	1,200	1,541
6.625% due 01/16/2034		100	123
8.375% due 05/23/2021		$17,800	20,181
8.750% due 05/23/2026		100	116
Plains All American Pipeline LP
2.600% due 12/15/2019		300	300
5.750% due 01/15/2020		200	216
Sprint Communications, Inc.
8.375% due 08/15/2017		700	716
Verizon Communications, Inc.
4.500% due 09/15/2020		1,000	1,067
Vodafone Group PLC
4.625% due 07/15/2018		400	413

			53,498

Total Corporate Bonds & Notes (Cost $564,887)			564,027

U.S. GOVERNMENT AGENCIES 2.4%
Fannie Mae
0.859% due 12/25/2036		164	161
1.042% due 07/25/2037		719	705
1.112% due 03/25/2036		279	266
1.332% due 07/25/2037 - 05/25/2042		313	314
1.422% due 05/25/2036		92	92
1.427% due 02/25/2037		675	674
1.814% due 06/01/2043 - 10/01/2044		1,221	1,244
1.900% due 02/01/2032		5	5
2.092% due 04/01/2032		23	24
2.340% due 11/01/2033		21	21

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.393% due 10/01/2033	$3	$3
2.422% due 02/01/2034	16	17
2.529% due 04/01/2027	44	45
2.578% due 04/01/2033	276	292
2.770% due 05/01/2035	219	231
2.821% due 09/01/2034	14	14
2.980% due 05/01/2036	27	29
2.998% due 05/25/2035	28	29
3.360% due 04/01/2035	110	116
4.300% due 12/01/2036	74	77
4.742% due 09/01/2034	42	44
6.500% due 06/25/2028	39	44
Fannie Mae, TBA
3.000% due 04/01/2047 - 05/01/2047	132,220	130,918
3.500% due 04/01/2032 - 05/01/2047	112,000	114,775
Freddie Mac
1.022% due 12/25/2036	422	421
1.182% due 01/15/2037	9	9
1.242% due 08/25/2031	230	226
1.262% due 09/25/2031	543	536
1.796% due 02/25/2045	964	985
2.014% due 07/25/2044	195	197
2.741% due 09/01/2036	129	135
2.819% due 01/01/2034	271	288
2.937% due 10/01/2036	58	62
2.970% due 06/01/2033	176	187
3.016% due 07/01/2036	111	116
3.377% due 01/01/2034	297	315
4.500% due 07/15/2020	517	531
6.500% due 01/25/2028	17	19
7.000% due 10/15/2030	42	49
Ginnie Mae
1.328% due 06/16/2031 - 03/16/2032	35	35
1.601% due 01/20/2060	29,548	29,705
2.125% due 07/20/2035	24	25
2.250% due 12/20/2035	640	665
Small Business Administration
5.902% due 02/10/2018	377	389

Total U.S. Government Agencies (Cost $283,129)		285,035

U.S. TREASURY OBLIGATIONS 98.6%
U.S. Treasury Bonds
3.000% due 02/15/2047	3,660	3,646
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2020 (g)(i)	649,610	659,508
0.125% due 04/15/2021 (i)(k)	34,917	35,299

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	25

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 01/15/2022 (i)	$28,197	$28,428
0.125% due 07/15/2022 (g)	1,046,619	1,055,417
0.125% due 01/15/2023	511,549	511,658
0.125% due 07/15/2024 (k)	472,077	468,088
0.125% due 07/15/2026	132,425	129,303
0.250% due 01/15/2025 (k)	355,371	352,601
0.375% due 07/15/2023	454,997	462,613
0.375% due 07/15/2025 (k)	72,962	73,191
0.375% due 01/15/2027	237,981	237,142
0.625% due 07/15/2021 (g)	576,044	597,832
0.625% due 01/15/2024	185,448	189,992
0.625% due 01/15/2026	606,419	617,929
0.625% due 02/15/2043 (k)	45,529	42,425
0.750% due 02/15/2042	105,712	101,852
0.750% due 02/15/2045 (k)	131,281	125,224
0.875% due 02/15/2047	88,843	87,603
1.000% due 02/15/2046 (k)	178,803	181,764
1.250% due 07/15/2020 (i)	285,044	301,740
1.375% due 07/15/2018 (i)(k)	6,780	7,015
1.375% due 01/15/2020 (i)	225,490	237,608
1.375% due 02/15/2044 (g)	452,871	500,254
1.625% due 01/15/2018 (i)(k)	10,973	11,203
1.750% due 01/15/2028	234,591	265,596
1.875% due 07/15/2019 (i)(k)	13,170	13,996
2.000% due 01/15/2026 (k)	106,399	120,841
2.125% due 01/15/2019 (i)(k)	12,725	13,390
2.125% due 02/15/2040	118,041	149,176
2.125% due 02/15/2041 (k)	31,810	40,403
2.375% due 01/15/2025	570,465	658,417
2.375% due 01/15/2027 (g)	149,120	176,451
2.500% due 01/15/2029 (k)	416,025	509,320
3.375% due 04/15/2032 (k)	137	192
3.625% due 04/15/2028 (g)	970,110	1,291,096
3.875% due 04/15/2029 (g)	337,905	467,958
U.S. Treasury Notes
1.750% due 11/30/2021 (i)(k)	132,070	131,214
1.875% due 02/28/2022 (g)	556,900	555,714
2.000% due 11/15/2026	6,095	5,887
2.125% due 12/31/2021 (k)	6,200	6,259

Total U.S. Treasury Obligations (Cost $11,337,233)		11,425,245

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.0%
Adjustable Rate Mortgage Trust
3.082% due 10/25/2035 ^	1,016	920
3.699% due 08/25/2035	952	916
Ally Financial, Inc.
2.500% due 12/15/2017 (e)	32,100	32,017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Home Mortgage Assets Trust
1.172% due 05/25/2046 ^	$690	$534
1.192% due 10/25/2046	9,325	6,231
American Home Mortgage Investment Trust
2.862% due 09/25/2045	862	855
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051	380	383
5.894% due 02/10/2051	2,292	2,307
Banc of America Funding Trust
3.500% due 01/20/2047 ^	359	314
5.753% due 10/25/2036 ^	292	258
5.837% due 01/25/2037 ^	245	216
5.888% due 04/25/2037 ^	199	172
Banc of America Mortgage Trust
3.207% due 07/25/2035 ^	939	875
3.606% due 12/25/2034	751	752
Banc of America Re-REMIC Trust
5.901% due 02/17/2051	1,192	1,194
BCAP LLC Trust
1.152% due 01/25/2037 ^	2,083	1,757
3.204% due 04/26/2036	4,844	3,849
Bear Stearns Adjustable Rate Mortgage Trust
2.753% due 11/25/2030	90	87
3.113% due 10/25/2035	1,307	1,297
3.238% due 07/25/2036 ^	2,569	2,415
3.288% due 02/25/2036 ^	446	380
3.362% due 01/25/2034	1,012	1,013
3.433% due 05/25/2047 ^	1,766	1,673
3.510% due 02/25/2034	1,235	1,242
3.549% due 11/25/2034	168	168
3.552% due 01/25/2034	300	305
Bear Stearns ALT-A Trust
3.140% due 08/25/2036 ^	563	397
3.155% due 08/25/2036 ^	485	366
3.176% due 11/25/2036	1,500	1,344
3.272% due 09/25/2035	112	97
3.404% due 05/25/2035	77	75
Chase Mortgage Finance Trust
3.148% due 12/25/2035 ^	1,120	1,086
3.275% due 02/25/2037	94	95
3.358% due 02/25/2037	128	128
ChaseFlex Trust
1.482% due 06/25/2035	384	241
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.958% due 07/25/2036	506	457
Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 09/25/2033	651	651
Citigroup Mortgage Loan Trust, Inc.
2.410% due 09/25/2035	436	424
3.040% due 05/25/2035	423	418
3.058% due 07/25/2046 ^	1,301	1,113
3.365% due 09/25/2037 ^	555	478

26	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.534% due 03/25/2034		$150	$149
CitiMortgage Alternative Loan Trust
5.500% due 07/25/2036 ^		698	698
Countrywide Alternative Loan Trust
1.152% due 01/25/2037 ^		313	291
1.158% due 02/20/2047 ^		107	78
1.173% due 12/20/2046 ^		6,437	5,217
1.188% due 07/20/2046 ^		6,336	3,510
1.296% due 11/20/2035		761	636
1.638% due 12/25/2035		1,221	1,104
1.682% due 10/25/2035 ^		200	160
3.530% due 02/25/2037 ^		5,182	4,716
5.500% due 10/25/2033		1,071	1,092
6.000% due 01/25/2037 ^		2,909	2,564
6.000% due 02/25/2037 ^		108	74
6.500% due 08/25/2032		572	567
Countrywide Home Loan Mortgage Pass-Through Trust
1.562% due 04/25/2035		593	553
3.065% due 01/20/2035		216	216
3.076% due 04/20/2035		176	176
3.097% due 11/25/2034		18	18
3.121% due 01/20/2035		109	109
3.122% due 11/20/2034		334	319
3.134% due 11/19/2033		58	57
3.179% due 02/20/2036 ^		153	127
3.190% due 04/20/2036 ^		258	229
3.196% due 03/25/2037 ^		360	257
3.336% due 04/25/2035 ^		667	592
3.363% due 02/25/2047 ^		373	321
5.500% due 11/25/2035 ^		228	202
5.500% due 04/25/2038		600	614
Credit Suisse First Boston Mortgage Securities Corp.
2.809% due 07/25/2033		14	14
3.321% due 04/25/2034		85	85
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^		514	266
Deutsche ALT-A Securities, Inc.
3.079% due 10/25/2035		184	153
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
3.054% due 06/26/2035		272	271
First Horizon Alternative Mortgage Securities Trust
3.006% due 09/25/2034		358	350
3.017% due 06/25/2034		614	602
6.250% due 08/25/2037 ^		318	254
First Horizon Mortgage Pass-Through Trust
2.971% due 08/25/2035		980	852
GreenPoint Mortgage Funding Trust
1.422% due 06/25/2045		994	875
Grifonas Finance PLC
0.042% due 08/28/2039	EUR	236	199

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSR Mortgage Loan Trust
3.144% due 11/25/2035		$94	$92
3.163% due 11/25/2035		1,007	970
3.206% due 11/25/2035 ^		1,226	1,125
3.217% due 07/25/2035		586	579
3.577% due 04/25/2035		136	132
HarborView Mortgage Loan Trust
1.166% due 07/21/2036		729	585
1.218% due 03/19/2036		1,144	866
1.228% due 01/19/2036		2,333	1,548
1.288% due 11/19/2035		1,388	1,139
1.318% due 06/20/2035		341	329
1.418% due 05/19/2035		11	10
3.263% due 04/19/2034		177	176
3.353% due 01/19/2035		764	754
HomeBanc Mortgage Trust
2.890% due 04/25/2037 ^		1,378	1,103
Impac CMB Trust
1.882% due 10/25/2033		258	249
IndyMac Mortgage Loan Trust
1.182% due 06/25/2046		2,808	2,395
1.282% due 11/25/2035 ^		260	152
1.282% due 06/25/2037 ^		463	236
3.024% due 12/25/2034		139	132
3.024% due 06/25/2036		415	393
3.112% due 08/25/2036		663	635
3.158% due 08/25/2035		271	226
3.158% due 08/25/2035 ^		216	180
3.193% due 10/25/2034		694	675
3.217% due 01/25/2036 ^		310	258
3.260% due 10/25/2035		223	184
3.384% due 11/25/2035 ^		538	504
3.593% due 11/25/2035 ^		44	41
JPMorgan Chase Commercial Mortgage Securities Trust
5.794% due 02/12/2051		639	644
JPMorgan Mortgage Trust
3.066% due 10/25/2035 ^		195	167
3.078% due 11/25/2035		454	434
3.082% due 06/25/2036		55	49
3.103% due 07/25/2035		829	826
3.169% due 08/25/2035		584	584
3.229% due 07/25/2035		129	128
3.245% due 06/25/2035		60	59
3.252% due 08/25/2035		569	567
3.283% due 07/25/2035		233	235
3.367% due 04/25/2035		65	66
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		9,600	9,745
Luminent Mortgage Trust
0.958% due 12/25/2036 ^		1,238	1,095
Marche Mutui SRL
0.062% due 02/25/2055	EUR	105	112
1.922% due 01/27/2064		2,965	3,172

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	27

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Adjustable Rate Mortgages Trust
1.192% due 04/25/2046	$2,535	$1,849
2.966% due 12/25/2033	1,621	1,575
3.050% due 11/21/2034	620	635
3.306% due 12/25/2033	72	71
MASTR Alternative Loan Trust
1.382% due 03/25/2036	1,031	220
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.612% due 11/15/2031	133	125
1.652% due 09/15/2030	66	65
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.352% due 12/15/2030	237	228
1.392% due 06/15/2030	134	129
1.772% due 08/15/2032	273	262
2.610% due 10/20/2029	87	87
Merrill Lynch Mortgage Investors Trust
1.232% due 11/25/2035	972	905
1.784% due 10/25/2035	724	691
1.928% due 03/25/2030	56	54
2.128% due 11/25/2029	31	30
2.710% due 10/25/2035	579	582
2.978% due 02/25/2035	579	570
2.991% due 02/25/2033	1,573	1,519
3.010% due 12/25/2034	729	731
3.068% due 12/25/2035	216	200
3.176% due 05/25/2036	548	533
3.244% due 02/25/2034	1,998	2,007
3.293% due 09/25/2035 ^	262	236
3.398% due 06/25/2037	587	569
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	3,335	3,366
Morgan Stanley Capital Trust
5.942% due 06/11/2049	1,569	1,579
Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047	328	227
Morgan Stanley Re-REMIC Trust
5.949% due 08/12/2045	50	50
5.949% due 08/15/2045	315	315
New York Mortgage Trust
3.467% due 05/25/2036 ^	393	360
Nomura Asset Acceptance Corp. Alternative Loan Trust
3.555% due 02/25/2036 ^	170	142
5.820% due 03/25/2047	476	472
6.138% due 03/25/2047	441	438
Provident Funding Mortgage Loan Trust
2.960% due 08/25/2033	865	866
3.207% due 04/25/2034	33	33
Residential Accredit Loans, Inc. Trust
1.162% due 06/25/2046	3,510	1,527

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.262% due 12/25/2045		$1,693	$1,275
1.282% due 08/25/2035		123	99
1.998% due 09/25/2045		168	146
4.301% due 09/25/2035 ^		302	253
6.000% due 10/25/2034		96	100
Residential Asset Securitization Trust
1.382% due 01/25/2046 ^		85	39
5.000% due 08/25/2019		55	55
5.500% due 06/25/2033		181	184
6.250% due 10/25/2036 ^		1,129	1,006
Sequoia Mortgage Trust
1.178% due 07/20/2036		1,943	1,845
1.678% due 10/19/2026		41	41
1.738% due 10/20/2027		63	60
1.761% due 05/20/2034		814	783
1.778% due 10/20/2027		118	116
1.878% due 12/20/2032		129	125
Structured Adjustable Rate Mortgage Loan Trust
1.302% due 10/25/2035		989	837
2.038% due 01/25/2035		30	26
2.861% due 10/25/2037 ^		350	290
3.093% due 09/25/2036 ^		1,073	794
3.107% due 05/25/2036 ^		604	556
3.142% due 11/25/2035 ^		235	187
3.255% due 08/25/2035		164	159
3.300% due 09/25/2035		1,075	957
3.309% due 04/25/2034		14	14
3.310% due 09/25/2034		23	23
3.379% due 02/25/2034		455	457
Structured Asset Mortgage Investments Trust
1.112% due 03/25/2037		245	177
1.192% due 04/25/2036		1,170	1,043
1.192% due 05/25/2036		4,581	3,521
1.228% due 07/19/2035		1,119	1,074
1.292% due 12/25/2035 ^		409	336
1.638% due 09/19/2032		249	244
1.638% due 10/19/2034		104	100
1.678% due 03/19/2034		295	287
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.420% due 01/25/2034		39	38
TBW Mortgage-Backed Trust
5.970% due 09/25/2036		1,230	133
Trinity Square PLC
1.507% due 07/15/2051	GBP	19,624	24,845
WaMu Mortgage Pass-Through Certificates Trust
1.272% due 07/25/2045		$36	34
1.338% due 03/25/2047 ^		6,925	5,817
1.382% due 10/25/2044		449	407
1.408% due 05/25/2047		1,013	904
1.434% due 12/25/2046 ^		3,517	2,988
1.532% due 07/25/2044		2,277	2,183
1.618% due 06/25/2046		127	120
1.638% due 02/25/2046		947	916

28	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.662% due 01/25/2045		$1,425	$1,371
1.838% due 11/25/2042		61	57
1.866% due 02/27/2034		1,021	1,005
2.038% due 06/25/2042		164	158
2.456% due 04/25/2037 ^		1,357	1,192
2.497% due 01/25/2037 ^		1,936	1,739
2.540% due 05/25/2037 ^		2,586	2,091
2.716% due 12/25/2036 ^		1,253	1,156
2.784% due 09/25/2035		485	486
2.840% due 06/25/2033		619	627
2.879% due 12/25/2035		62	60
2.929% due 02/25/2037 ^		3,061	2,787
2.998% due 03/25/2035		170	171
3.001% due 12/25/2035		724	669
3.137% due 03/25/2034		119	119
Washington Mutual Mortgage Pass-Through Certificates Trust
1.608% due 05/25/2046		1,999	1,603
Wells Fargo Mortgage-Backed Securities Trust
3.034% due 03/25/2036		171	173
3.044% due 06/25/2035		158	159
3.073% due 06/25/2035		31	31
3.077% due 01/25/2035		412	404
3.081% due 10/25/2035		1,188	1,163
3.099% due 03/25/2035		362	366
3.103% due 01/25/2035		1,000	996
3.144% due 04/25/2036		483	478
3.175% due 04/25/2036		322	316
6.000% due 08/25/2036		1,524	1,508

Total Non-Agency Mortgage-Backed Securities (Cost $219,795)			231,345

ASSET-BACKED SECURITIES 2.9%
ACE Securities Corp. Home Equity Loan Trust
2.782% due 10/25/2032		82	80
Alpstar CLO PLC
0.119% due 05/15/2024	EUR	1,800	1,912
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.602% due 05/25/2035		$1,800	1,619
Ares CLO Ltd.
2.234% due 08/28/2025		5,200	5,212
Ares Euro CLO BV
0.104% due 05/15/2024	EUR	212	227
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.342% due 10/25/2035		$2,040	2,006
Atlas Senior Loan Fund Ltd.
2.269% due 01/30/2024		9,829	9,845
Avoca CLO PLC
0.159% due 05/16/2024	EUR	300	319
Bear Stearns Asset-Backed Securities Trust
1.092% due 04/25/2031		$329	349

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cadogan Square CLO BV
0.042% due 07/24/2023	EUR	508	$542
0.409% due 07/24/2023		500	526
CELF Low Levered Partners PLC
0.000% due 03/04/2024		230	244
Citigroup Mortgage Loan Trust, Inc.
1.202% due 08/25/2036		$1,250	1,214
1.312% due 10/25/2036		17,188	14,305
Cordatus CLO PLC
0.042% due 07/25/2024	EUR	2,936	3,124
0.758% due 01/30/2024	GBP	610	765
0.759% due 07/25/2024		1,450	1,796
Countrywide Asset-Backed Certificates Trust
1.132% due 02/25/2037		$830	821
1.582% due 08/25/2035		13	13
1.602% due 08/25/2035		1,015	1,008
1.762% due 11/25/2034		943	924
Credit Suisse Mortgage Capital Mortgage-Backed Trust
4.500% due 03/25/2021		13,800	13,842
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036		244	119
CVP Cascade CLO Ltd.
0.000% due 01/16/2026 (a)		5,100	5,112
Eaton Vance CDO PLC
0.045% due 02/22/2027	EUR	61	66
1.290% due 02/22/2027		$3,969	3,961
1.352% due 02/22/2027		3,326	3,319
Equity One Mortgage Pass-Through Trust
1.582% due 04/25/2034		145	124
Finn Square CLO Ltd.
2.367% due 12/24/2023		4,901	4,911
First Franklin Mortgage Loan Trust
1.702% due 05/25/2035		899	888
Fraser Sullivan CLO Ltd.
2.105% due 04/20/2023		442	442
GSAMP Trust
1.352% due 03/25/2047		3,000	1,862
Highlander Euro CDO BV
0.000% due 05/01/2023	EUR	1,250	1,331
HSI Asset Securitization Corp. Trust
1.252% due 02/25/2036		$2,300	2,094
Jubilee CDO BV
0.000% due 07/30/2024	EUR	1,432	1,525
LCM LP
2.285% due 10/19/2022		$11,860	11,902
Lehman XS Trust
1.782% due 10/25/2035		789	771
Long Beach Mortgage Loan Trust
1.717% due 08/25/2035		100	96
1.777% due 02/25/2035		349	349

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	29

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Madison Park Funding Ltd.
2.329% due 08/15/2022		$7,131	$7,171
Merrill Lynch Mortgage Investors Trust
1.062% due 09/25/2037		132	50
1.102% due 02/25/2037		145	70
Morgan Stanley Dean Witter Capital, Inc. Trust
2.332% due 02/25/2033		936	906
Morgan Stanley Mortgage Loan Trust
5.750% due 04/25/2037 ^		180	129
6.000% due 07/25/2047 ^		202	161
Navient Student Loan Trust
2.132% due 03/25/2066		20,119	20,344
Neptuno CLO BV
0.010% due 05/24/2023	EUR	1,145	1,221
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.272% due 03/25/2036		$4,100	3,495
NovaStar Mortgage Funding Trust
1.452% due 01/25/2036		2,200	2,053
2.062% due 06/25/2035		2,517	2,436
OneMain Financial Issuance Trust
2.470% due 09/18/2024		2,128	2,134
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.472% due 09/25/2035		3,800	3,492
1.957% due 10/25/2034		1,175	1,166
1.972% due 09/25/2034		937	913
2.032% due 10/25/2034		4,900	4,387
PDM CLO BV
0.510% due 02/14/2023	EUR	219	234
Popular ABS Mortgage Pass-Through Trust
1.672% due 06/25/2035		$626	516
Renaissance Home Equity Loan Trust
1.482% due 12/25/2033		547	516
2.082% due 09/25/2037		39,247	22,680
Residential Asset Mortgage Products Trust
1.162% due 08/25/2046		516	510
Residential Mortgage Loan Trust
2.482% due 09/25/2029		11	11
Saxon Asset Securities Trust
1.702% due 05/25/2035		500	381
SLM Private Education Loan Trust
4.162% due 05/16/2044		2,594	2,696
SLM Student Loan Trust
0.007% due 06/17/2024	EUR	735	773
1.938% due 07/25/2023		$10,582	10,466
2.538% due 04/25/2023		106,706	108,939
South Carolina Student Loan Corp.
1.805% due 03/02/2020		4,068	4,073
Specialty Underwriting & Residential Finance Trust
1.657% due 03/25/2036		1,850	1,821

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Stanwich Mortgage Loan Co.
3.844% due 10/16/2046		$269	$269
Structured Asset Investment Loan Trust
1.202% due 12/25/2035		893	872
1.342% due 10/25/2035		412	406
1.687% due 03/25/2034		435	406
Structured Asset Securities Corp. Mortgage Loan Trust
1.362% due 10/25/2036		1,700	1,450
2.284% due 04/25/2035		217	207
Symphony CLO LP
2.110% due 01/09/2023		2,604	2,611
Symphony CLO Ltd.
2.203% due 10/17/2026		3,900	3,906
U.S. Residential Opportunity Fund Trust
3.598% due 10/27/2036		5,034	5,058
Venture CDO Ltd.
1.260% due 01/20/2022		436	434
VOLT LLC
3.500% due 03/25/2047		3,400	3,410
Voya CLO Ltd.
2.320% due 10/15/2022		6,514	6,536
2.343% due 10/15/2022		3,613	3,618
Wood Street CLO BV
0.753% due 09/14/2023	GBP	1,167	1,460

Total Asset-Backed Securities (Cost $327,231)			333,952

SOVEREIGN ISSUES 7.2%
Argentine Government International Bond
6.875% due 01/26/2027		$33,300	33,741
Autonomous Community of Catalonia
4.950% due 02/11/2020 (g)	EUR	11,900	13,615
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2017 (c)	BRL	1,040,190	316,415
0.000% due 01/01/2018 (c)		787,195	234,543
Japan Government International Bond
0.100% due 06/15/2017	JPY	200,000	1,798
0.100% due 03/10/2024 (d)		1,277,500	11,946
Mexico Government International Bond
4.000% due 11/08/2046 (d)	MXN	958	55
4.750% due 06/14/2018		334,727	17,522
7.750% due 05/29/2031		209,076	11,617

30	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	97,737	$68,813
3.000% due 09/20/2030 (d)		19,027	14,712
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	1,140,000	9,854
4.500% due 07/03/2017		480,000	4,203
United Kingdom Gilt
0.125% due 03/22/2044 (d)	GBP	10,967	22,196
0.125% due 03/22/2046 (d)		17,947	37,460
0.125% due 11/22/2065 (d)		11,973	36,003

Total Sovereign Issues (Cost $826,736)			834,493

SHORT-TERM INSTRUMENTS 6.9%

CERTIFICATES OF DEPOSIT 3.1%
Barclays Bank PLC
1.804% due 11/06/2017		$29,700	29,762
1.906% due 09/08/2017		32,500	32,574
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017		36,800	36,899
Natixis S.A.
1.846% due 09/25/2017		55,500	55,632
Norinchukin Bank
1.733% due 10/10/2017		44,500	44,627
1.733% due 10/11/2017		14,900	14,943
Sumitomo Mitsui Banking Corp.
1.831% due 09/15/2017		55,100	55,238
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017		17,900	17,950
1.882% due 09/18/2017		74,600	74,806

			362,431

REPURCHASE AGREEMENTS (f) 0.0%
			3,549

ARGENTINA TREASURY BILLS 0.4%
2.948% due 05/26/2017 - 12/15/2017 (b)(c)		42,200	41,628

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 3.1%
(0.336)% due 04/10/2017 - 05/08/2017 (b)(c)	JPY	39,540,000	$355,185

MEXICO TREASURY BILLS 0.3%
6.745% due 05/25/2017 - 01/04/2018 (b)(c)	MXN	681,501	35,392

Total Short-Term Instruments (Cost $784,877)			798,185

Total Investments in Securities (Cost $14,344,066)			14,472,470

		SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III		72,831	720

Total Short-Term Instruments (Cost $720)			720

Total Investments in Affiliates (Cost $720)			720

Total Investments 124.9% (Cost $14,344,786)			$14,473,190

Financial Derivative Instruments (h)(j) (0.7)% (Cost or Premiums, net $(10,566))			(82,703)

Other Assets and Liabilities, net (24.2)%			(2,806,883)

Net Assets 100.0%			$11,583,604

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	31

Schedule of Investments PIMCO Real Return Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	12/15/2017	02/24/2017	$31,975	$32,017	0.28%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$3,549	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(3,621)	$3,549	$3,549

Total Repurchase Agreements						$(3,621)	$3,549	$3,549

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
BOM	0.790%	02/28/2017	04/21/2017	$	(34,837)	$(34,863)
	0.800	01/11/2017	04/11/2017		(264,688)	(265,170)
	0.800	01/30/2017	04/27/2017		(130,938)	(131,121)
	0.800	02/03/2017	04/10/2017		(38,330)	(38,381)
	0.850	02/15/2017	04/06/2017		(16,643)	(16,662)
BOS	0.820	01/03/2017	04/03/2017		(138,594)	(138,878)
	1.050	04/03/2017	04/06/2017		(5,893)	(5,893)
BSN	0.780	01/27/2017	04/27/2017		(26,448)	(26,486)
	0.780	04/03/2017	04/27/2017		(5,258)	(5,258)
	0.820	01/19/2017	04/19/2017		(227,225)	(227,608)
	0.820	04/03/2017	04/19/2017		(14,544)	(14,544)
	0.850	01/09/2017	04/10/2017		(279,031)	(279,584)
	0.980	03/31/2017	04/05/2017		(125,543)	(125,553)
DBL	(0.850)	12/01/2016	12/01/2017	EUR	(8,869)	(9,435)
DEU	0.820	04/03/2017	04/17/2017	$	(7,690)	(7,690)
IND	0.760	02/08/2017	04/10/2017		(70,131)	(70,211)
	0.770	01/11/2017	04/11/2017		(253,359)	(253,803)
	0.780	01/13/2017	04/13/2017		(100,375)	(100,549)
	0.810	01/18/2017	04/18/2017		(106,125)	(106,304)
	0.810	01/31/2017	04/18/2017		(15,815)	(15,837)
JPS	1.000	03/30/2017	04/06/2017		(8,389)	(8,390)

32	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2017

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
RDR	0.850%	01/11/2017	04/11/2017	$	(209,000)	$(209,405)
SCX	0.810	01/20/2017	04/20/2017		(278,090)	(278,546)
SGY	0.750	04/03/2017	04/11/2017		(112,400)	(112,400)

Total Reverse Repurchase Agreements						$(2,482,571)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
GSC	0.750%	03/29/2017	04/12/2017	$(65,013)	$(65,020)
	0.850	03/30/2017	04/13/2017	(107,196)	(107,206)
	0.870	03/31/2017	04/17/2017	(46,842)	(46,845)
TDM	0.750	02/16/2017	04/13/2017	(1,050)	(1,051)

Total Sale-Buyback Transactions					$(220,122)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.000%	04/01/2047	$14,000	$(14,667)	$(14,686)
Fannie Mae, TBA	4.000	05/01/2047	5,000	(5,208)	(5,235)

Total Short Sales				$(19,875)	$(19,921)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(g)	Securities with an aggregate market value of $2,706,956 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$0	$(486,197)	$0	$(486,197)	$486,713	$516
BOS	0	(144,771)	0	(144,771)	144,586	(185)
BSN	0	(679,033)	0	(679,033)	674,007	(5,026)
DBL	0	(9,435)	0	(9,435)	9,268	(167)
DEU	0	(7,690)	0	(7,690)	7,684	(6)
IND	0	(546,704)	0	(546,704)	545,557	(1,147)
JPS	0	(8,390)	0	(8,390)	8,382	(8)
RBC	0	0	0	0	(1,193)	(1,193)
RDR	0	(209,405)	0	(209,405)	210,515	1,110
SCX	0	(278,546)	0	(278,546)	277,088	(1,458)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	33

Schedule of Investments PIMCO Real Return Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
SGY	$0	$(112,400)	$0	$(112,400)	$112,027	$(373)
SSB	3,549	0	0	3,549	(3,621)	(72)

Master Securities Forward Transaction Agreement
GSC	0	0	(219,071)	(219,071)	218,833	(238)
TDM	0	0	(1,051)	(1,051)	1,053	2

Total Borrowings and Other Financing Transactions	$3,549	$(2,482,571)	$(220,122)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(2,327,351)	$0	$0	$(2,327,351)
Sovereign Issues	0	0	0	(9,435)	(9,435)

Total	$0	$(2,327,351)	$0	$(9,435)	$(2,336,786)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(220,122)	0	0	(220,122)

Total	$0	$(220,122)	$0	$0	$(220,122)

Total Borrowings	$0	$(2,547,473)	$0	$(9,435)	$(2,556,908)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions(6)					$(2,556,908)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(3,121,263) at a weighted average interest rate of 0.652%.
(4)	Payable for sale-buyback transactions includes $(54) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	Unsettled reverse repurchase agreements liability of $(145,785) is outstanding at period end.

34	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2017

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME 90-Day Eurodollar April Futures	$98.500	04/13/2017	9,617	$134	$60
Put - CME 90-Day Eurodollar April Futures	98.625	04/13/2017	18,778	797	117

				$931	$177

Total Purchased Options				$931	$177

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$122.500	05/26/2017	2,876	$(2,161)	$(599)
Put - CBOT U.S. Treasury 10-Year Note June Futures	123.000	05/26/2017	887	(806)	(265)
Call - CBOT U.S. Treasury 10-Year Note June Futures	124.500	05/26/2017	2,104	(1,788)	(2,014)
Call - CBOT U.S. Treasury 10-Year Note June Futures	125.000	05/26/2017	1,305	(705)	(956)

				$(5,460)	$(3,834)

Total Written Options				$(5,460)	$(3,834)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	Long	06/2017	1,137	$1,063	$352	$(24)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	1,378	127	588	0
Japan Government 10-Year Bond June Futures	Short	06/2017	150	(21)	229	0
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling June Futures	Short	06/2017	3,265	48	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling June Futures	Long	06/2017	3,265	(175)	0	0
U.S. Treasury 2-Year Note June Futures	Short	06/2017	6,338	(394)	0	(495)
U.S. Treasury 5-Year Note June Futures	Short	06/2017	5,232	(1,168)	0	(858)
U.S. Treasury 10-Year Note June Futures	Long	06/2017	5,351	1,964	1,171	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	2,096	902	0	(655)
United Kingdom Long Gilt June Futures	Short	06/2017	361	(1,111)	27	(177)

Total Futures Contracts				$1,235	$2,367	$(2,209)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	35

Schedule of Investments PIMCO Real Return Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-28 5-Year Index	5.000%	06/20/2022	$46,630	$(3,471)	$(257)	$9	$(33)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.200%	02/15/2018	$	836,700	$879	$469	$0	$(3)
Receive	3-Month USD-LIBOR	1.250	02/23/2018		631,900	433	97	0	(3)
Pay	3-Month USD-LIBOR	1.250	06/15/2018		88,800	83	(53)	1	0
Pay(4)	3-Month USD-LIBOR	1.250	06/21/2019		448,700	(4,172)	(107)	155	0
Receive	3-Month USD-LIBOR	2.000	12/16/2020		49,040	(408)	381	0	(34)
Pay	3-Month USD-LIBOR	1.500	12/21/2021		26,660	(540)	(41)	18	0
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2022		538,100	22,642	(2,147)	0	(515)
Pay	3-Month USD-LIBOR	2.250	12/16/2022		108,300	1,333	(1,306)	120	0
Pay(4)	3-Month USD-LIBOR	2.655	10/19/2023		219,800	2,284	2,284	244	0
Pay(4)	3-Month USD-LIBOR	2.678	10/25/2023		129,070	1,458	1,459	143	0
Pay(4)	3-Month USD-LIBOR	2.670	11/19/2023		56,200	584	584	61	0
Pay(4)	3-Month USD-LIBOR	2.681	12/12/2023		56,000	582	582	61	0
Pay(4)	3-Month USD-LIBOR	2.500	12/19/2023		324,590	611	3,286	349	0
Receive(4)	3-Month USD-LIBOR	2.500	02/22/2026		398,790	3,761	3,387	0	(402)
Receive(4)	3-Month USD-LIBOR	2.400	03/16/2026		279,600	3,928	2,340	0	(279)
Receive(4)	3-Month USD-LIBOR	2.300	04/21/2026		150,000	2,817	1,234	0	(147)
Receive(4)	3-Month USD-LIBOR	2.300	04/27/2026		186,500	3,512	1,532	0	(183)
Receive(4)	3-Month USD-LIBOR	1.850	07/20/2026		61,300	2,403	473	0	(57)
Receive(4)	3-Month USD-LIBOR	1.850	07/27/2026		55,035	2,160	424	0	(51)
Receive(4)	3-Month USD-LIBOR	2.000	07/27/2026		147,200	4,816	1,152	0	(137)
Pay(4)	3-Month USD-LIBOR	1.950	11/08/2026		93,200	(3,325)	(711)	82	0
Receive	3-Month USD-LIBOR	1.750	12/21/2026		84,190	4,291	1,395	0	(125)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		6,880	(623)	(2)	11	0
Receive(4)	3-Month USD-LIBOR	2.948	10/19/2048		41,000	(1,417)	(1,417)	0	(62)
Receive(4)	3-Month USD-LIBOR	2.969	10/25/2048		22,140	(861)	(861)	0	(33)
Receive(4)	3-Month USD-LIBOR	2.951	11/19/2048		9,800	(339)	(339)	0	(14)
Receive(4)	3-Month USD-LIBOR	2.953	12/12/2048		9,800	(337)	(337)	0	(14)
Receive(4)	3-Month USD-LIBOR	2.750	12/19/2048		72,510	589	(1,278)	0	(105)
Receive(4)	6-Month GBP-LIBOR	1.000	09/20/2022	GBP	51,700	(269)	70	0	(170)
Receive	6-Month GBP-LIBOR	2.000	09/16/2025		77,860	(7,421)	(1,515)	0	(372)
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027		127,080	(4,021)	(2,189)	0	(679)
Receive(4)	6-Month GBP-LIBOR	1.750	03/21/2048		89,760	(9,218)	(3,572)	0	(1,267)
Pay	28-Day MXN-TIIE	5.610	07/07/2021	MXN	59,500	(190)	(26)	5	0
Pay	28-Day MXN-TIIE	7.030	11/10/2021		197,400	(66)	(47)	20	0
Pay	28-Day MXN-TIIE	7.388	11/17/2021		100,800	45	45	10	0
Pay	28-Day MXN-TIIE	8.035	12/17/2026		637,700	1,562	1,628	158	0
Pay	CPTFEMU	0.580	10/15/2017	EUR	25,300	80	161	41	0
Pay	CPTFEMU	0.830	05/15/2018		105,000	(1,212)	(698)	0	(12)
Pay	CPTFEMU	0.625	09/15/2018		27,600	113	187	2	0
Pay	CPTFEMU	0.650	10/15/2018		7,200	32	51	1	0
Pay	CPTFEMU	0.806	04/15/2021		99,790	2,104	1,242	0	(111)
Pay	CPTFEMU	0.875	05/15/2021		79,800	1,564	1,036	0	(94)
Pay	CPTFEMU	1.165	12/15/2021		7,140	1	(5)	0	(13)
Pay	CPTFEMU	1.100	08/15/2026		24,200	(660)	458	109	0
Pay	CPTFEMU	1.385	12/15/2026		53,200	179	325	247	0
Pay	CPURNSA	2.250	07/15/2017	$	5,700	(290)	7	3	0

36	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2017

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	CPURNSA	2.018%	08/19/2017	$	209,800	$(6,036)	$849	$180	$0
Pay	CPURNSA	2.027	11/23/2020		47,100	430	431	232	0
Pay	CPURNSA	2.021	11/25/2020		44,600	414	414	219	0
Pay	CPURNSA	1.550	07/26/2021		31,500	1,059	(7)	0	(7)
Pay	CPURNSA	1.603	09/12/2021		25,330	756	(7)	0	(7)
Pay	CPURNSA	1.730	07/26/2026		31,500	(1,677)	11	11	0
Pay	CPURNSA	1.762	08/30/2026		42,770	(2,079)	19	19	0
Pay	CPURNSA	1.800	09/12/2026		5,000	(230)	(40)	0	(29)
Pay	CPURNSA	1.801	09/12/2026		25,330	(1,160)	10	10	0
Pay	CPURNSA	1.805	09/12/2026		25,000	(1,136)	9	9	0
Pay	CPURNSA	1.780	09/15/2026		20,200	(973)	8	8	0
Pay	CPURNSA	1.800	09/21/2026		5,000	(234)	(174)	0	(30)
Pay	CPURNSA	1.855	09/27/2026		5,000	(210)	(180)	0	(30)
Pay	CPURNSA	1.945	10/11/2026		2,100	(71)	(17)	0	(12)
Pay	FRCPXTOB	0.890	11/15/2018	EUR	10,700	35	33	2	0
Pay	UKRPI	3.350	05/15/2030	GBP	29,400	112	779	0	(72)
Pay	UKRPI	3.400	06/15/2030		23,600	248	397	0	(61)
Pay	UKRPI	3.325	08/15/2030		96,400	(1,404)	2,364	0	(440)
Pay	UKRPI	3.275	09/15/2030		7,300	(202)	172	0	(30)
Pay	UKRPI	3.300	12/15/2030		600	(20)	8	0	(2)
Pay	UKRPI	3.140	04/15/2031		19,900	(1,716)	406	0	(53)
Pay	UKRPI	3.100	06/15/2031		31,340	(3,364)	438	0	(120)
Pay	UKRPI	3.530	10/15/2031		14,700	63	(181)	0	(182)
Pay	UKRPI	3.358	04/15/2035		4,800	(60)	188	0	(12)
Pay	UKRPI	3.585	10/15/2046		9,600	(791)	95	245	0
Pay	UKRPI	3.428	03/15/2047		6,400	222	222	222	0

						$11,453	$15,885	$2,998	$(5,969)

Total Swap Agreements						$7,982	$15,628	$3,007	$(6,002)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(i)	Securities with an aggregate market value of $92,602 and cash of $10,545 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(5)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$177	$2,367	$3,007	$5,551	$(3,834)	$(2,209)	$(6,022)	$(12,065)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	37

Schedule of Investments PIMCO Real Return Fund (Cont.)

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(5)	Unsettled variation margin liability of $20 for closed swap agreements outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	05/2017		NZD	122,505		$	85,405	$0	$(409)
BOA	04/2017		BRL	51,493			16,252	0	(196)
	04/2017		DKK	92,497			14,025	761	0
	04/2017		NZD	82,507			59,381	1,544	0
	04/2017	$		16,386		BRL	51,493	62	0
	04/2017			20,922		DKK	143,339	0	(368)
	04/2017			10,423		EUR	9,831	65	0
	04/2017			28,549		JPY	3,174,677	0	(33)
	04/2017			28,140		MXN	558,554	1,634	0
	05/2017		JPY	4,534,677	$		40,648	35	(162)
	05/2017		MXN	93,752			4,611	0	(357)
	07/2017		DKK	143,339			21,016	367	0
	07/2017	$		29,834		DKK	206,940	0	(23)
	08/2017		MXN	720		$	36	0	(2)
	08/2017		TRY	11,872			3,125	0	(21)
BPS	04/2017		BRL	777,872			235,102	0	(13,372)
	04/2017		COP	23,672,245			8,009	0	(216)
	04/2017		EUR	49,604			52,715	0	(203)
	04/2017	$		240,516		BRL	777,872	8,210	(252)
	04/2017			24,040		DKK	164,700	0	(423)
	04/2017			5,027		HUF	1,427,556	0	(88)
	04/2017			165		MXN	3,100	0	0
	10/2017		BRL	699,840	$		206,676	0	(8,244)
	01/2018			83,250			23,058	0	(2,098)
	03/2018		MXN	324,420			15,514	0	(987)
	03/2018	$		16,353		MXN	324,420	147	0
	04/2018		DKK	164,700	$		24,534	414	0
BRC	04/2017	$		28,547		AUD	37,329	0	(28)
	05/2017		AUD	37,329	$		28,533	28	0
	07/2017		DKK	35,653			5,439	303	0
CBK	04/2017		CZK	123,179			4,940	59	0
	04/2017		EUR	2,250			2,410	14	(5)
	04/2017		JPY	17,050,000			146,885	0	(6,292)
	04/2017	$		1,595		HUF	457,093	0	(14)
	04/2017			6,489		TRY	23,673	1	(13)
	04/2017			3,691		ZAR	46,809	0	(212)
	05/2017		CNH	285,199	$		41,223	0	(131)
	06/2017		JPY	200,000			1,762	0	(39)
DUB	04/2017		DKK	10,166			1,540	82	0
	04/2017	$		13,986		RUB	818,709	504	0
	05/2017			110,751		CNH	772,464	1,255	0
	01/2018		BRL	226,070	$		63,436	0	(4,877)
FBF	04/2017			139,885			44,770	87	0
	04/2017	$		44,150		BRL	139,885	533	0

38	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2017	$		429		MXN	8,542	$26	$0
	05/2017			44,514		BRL	139,885	0	(125)
	08/2017		MXN	104,380	$		5,225	0	(237)
GLM	04/2017		CAD	5,244			4,005	61	0
	04/2017		COP	24,261,831			8,264	0	(150)
	04/2017		CZK	125,245			4,940	18	(27)
	04/2017		EUR	25,335			26,715	0	(312)
	04/2017		KRW	1,784,303			1,595	0	(2)
	04/2017		MXN	1,230,475			59,306	0	(6,284)
	04/2017		TWD	48,516			1,595	0	(4)
	04/2017	$		30,006		DKK	206,944	0	(331)
	04/2017			3,345		HUF	953,961	0	(46)
	04/2017			5,010		TRY	18,516	73	0
	04/2017			1,595		ZAR	20,009	0	(108)
	07/2017		DKK	206,944	$		30,148	337	0
	08/2017		MXN	17,100			854	0	(41)
	01/2018		DKK	133,600			19,572	122	0
	01/2018		MXN	2,145			105	0	(5)
HUS	04/2017		BRL	18,281			5,852	12	0
	04/2017		JPY	3,174,677			28,271	0	(245)
	04/2017	$		5,770		BRL	18,281	70	0
	04/2017			167,470		GBP	134,815	1,440	0
	04/2017			31,450		INR	2,160,284	1,848	0
	04/2017			379		MXN	7,298	10	0
	04/2017			1,595		THB	55,192	11	0
	04/2017			1,595		TRY	5,826	1	0
	05/2017		GBP	134,815	$		167,576	0	(1,445)
	05/2017	$		5,817		BRL	18,281	0	(16)
	10/2017		DKK	429,289	$		65,696	3,549	0
IND	04/2017		BRL	57,831			16,556	0	(1,917)
	04/2017	$		18,252		BRL	57,831	220	0
JPM	04/2017		BRL	591,500	$		170,684	0	(18,257)
	04/2017		DKK	445,143			64,570	737	0
	04/2017		GBP	11,880			14,491	0	(393)
	04/2017		INR	739,124			11,274	0	(118)
	04/2017		KRW	9,061,788			8,130	23	(3)
	04/2017		NZD	6,786			4,822	65	0
	04/2017		RUB	295,493			5,149	0	(72)
	04/2017	$		186,687		BRL	591,500	2,254	0
	04/2017			19,976		EUR	18,606	0	(127)
	04/2017			80,128		GBP	65,357	1,758	0
	04/2017			6,535		INR	432,489	131	0
	04/2017			766		MXN	15,658	69	0
	05/2017		JPY	9,550,000	$		84,776	0	(1,110)
	05/2017	$		21,304		RUB	1,242,033	509	0
	10/2017		BRL	2,480	$		729	0	(32)
	10/2017		DKK	37,155			5,695	316	0
	01/2018		BRL	43,250			11,956	0	(1,113)
NAB	04/2017	$		3,917		CAD	5,244	26	0
	05/2017		CAD	5,244	$		3,919	0	(26)
	05/2017	$		26,810		EUR	25,048	0	(55)
NGF	04/2017		BRL	329,800	$		104,090	0	(1,257)
	04/2017	$		100,258		BRL	329,800	5,089	0
	04/2017			3,345		INR	220,760	58	0
	06/2017		MXN	29,630	$		1,464	0	(104)
	07/2017			29,630			1,457	0	(103)
	08/2017			44,450			2,169	0	(152)
	10/2017		BRL	338,250			98,701	0	(5,175)
	11/2017		MXN	191,240			9,275	0	(580)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	39

Schedule of Investments PIMCO Real Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2018		BRL	434,625	$		121,745	$0	$(9,588)
SCX	04/2017		AUD	37,329			28,743	224	0
	04/2017	$		52,335		EUR	48,752	0	(327)
	04/2017			3,276		GBP	2,637	28	0
	05/2017		CNH	489,943	$		70,770	0	(271)
	05/2017		EUR	48,752			52,401	327	0
	05/2017	$		423		PLN	1,694	4	0
SOG	04/2017		COP	9,645,107	$		3,202	0	(146)
	04/2017		KRW	7,663,930			6,751	0	(107)
	04/2017		NZD	33,212			23,844	563	0
	04/2017		TWD	102,822			3,322	0	(67)
	04/2017	$		25,430		MXN	500,653	1,257	0
	04/2017			8,248		THB	289,601	179	0
	04/2017			6,375		TRY	23,676	117	(8)
	04/2017			4,940		ZAR	64,051	0	(186)
	08/2017		MXN	10,850	$		544	0	(24)
TOR	04/2017		KRW	3,847,720			3,345	0	(99)
	04/2017	$		290		MXN	5,766	18	0
	08/2017		MXN	157,604	$		7,855	0	(393)
UAG	04/2017		GBP	190,929			237,113	0	(2,102)
	04/2017		JPY	11,580,000			99,689	0	(4,346)
	04/2017	$		26,909		EUR	25,048	0	(188)

Total Forward Foreign Currency Contracts								$37,655	$(96,889)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Cost	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150%	06/15/2018	$	19,190	$1,918	$405
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		19,190	1,918	2,912
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.720	07/16/2018		212,700	2,425	5,719
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/16/2018		280,700	3,256	7,073
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		46,700	4,673	986
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		46,700	4,672	7,088
RBC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/16/2018		20,000	235	504

								$19,097	$24,687

40	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2017

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor (1)	1.600%	3-Month USD-LIBOR	12/06/2019	$	503,600	$7,050	$1,558
NGF	Call - OTC 2-Year Interest Rate Floor (1)	1.600	3-Month USD-LIBOR	12/06/2019		548,100	7,619	1,695

							$14,669	$3,253

Total Purchased Options							$33,766	$27,940

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC iTraxx Europe 26 5-Year	Buy	0.675%	06/21/2017	EUR	56,300	$(74)	$(119)
	Put - OTC iTraxx Europe 26 5-Year	Sell	1.000	06/21/2017		56,300	(81)	(32)

							$(155)	$(151)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC GBP versus USD	$1.268	05/18/2017	GBP	100,548	$(708)	$(932)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount		Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$	20,600	$(177)	$(2)
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020		264,700	(2,362)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		34,000	(439)	0
DUB	Floor - OTC YOY CPURNSA	231.317	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	01/11/2018		50,000	(495)	0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	46,100	(2,097)	(522)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	$	182,300	(1,326)	(66)
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024		27,400	(191)	(11)
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		149,900	(1,694)	(617)
	Floor - OTC YOY CPURNSA	238.643	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		64,700	(1,194)	(345)

							$(9,975)	$(1,563)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	41

Schedule of Investments PIMCO Real Return Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.455%	05/18/2017	$ 349,900	$(5,056)	$(2,945)
RYL	Call - OTC 5-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Receive	1.800	11/07/2017	119,270	(1,038)	(90)
	Put - OTC 5-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	2.600	11/07/2017	119,270	(1,038)	(2,016)

							$(7,132)	$(5,051)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor(1)	0.943%	3-Month USD-LIBOR	12/06/2019	$1,007,200	$(7,050)	$(566)
NGF	Call - OTC 2-Year Interest Rate Floor(1)	0.943	3-Month USD-LIBOR	12/06/2019	1,096,200	(7,626)	(615)

						$(14,676)	$(1,181)

Total Written Options						$(32,646)	$(8,878)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		28,352		(10,442)		(3,232)		(7,506)		7,172
Notional Amount in $	$	4,469,720	$	7,007,538	$	(3,609,900)	$	(2,575,145)	$	(1,806,773)	$	3,485,440
Notional Amount in AUD	AUD	0	AUD	25,790	AUD	(25,790)	AUD	0	AUD	0	AUD	0
Notional Amount in EUR	EUR	235,220	EUR	1,640,551	EUR	(605,430)	EUR	(831,961)	EUR	(279,680)	EUR	158,700
Notional Amount in GBP	GBP	0	GBP	594,900	GBP	0	GBP	(494,352)	GBP	0	GBP	100,548
Premiums	$	(41,305)	$	(69,797)	$	46,498	$	15,806	$	10,692	$	(38,106)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	12/20/2021	2.050%	$	200	$(16)	$7	$0	$(9)
	Mexico Government International Bond	1.000	06/20/2021	0.989		15,480	(390)	403	13	0
BRC	Mexico Government International Bond	1.000	06/20/2021	0.989		55,700	(1,411)	1,458	47	0
CBK	Brazil Government International Bond	1.000	06/20/2021	1.800		6,700	(580)	369	0	(211)

42	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2017

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Mexico Government International Bond	1.000%	06/20/2021	0.989%	$	9,700	$(236)	$244	$8	$0
DUB	Brazil Government International Bond	1.000	06/20/2021	1.800		1,800	(155)	98	0	(57)
	Mexico Government International Bond	1.000	06/20/2021	0.989		7,000	(169)	175	6	0
FBF	Mexico Government International Bond	1.000	06/20/2021	0.989		3,500	(87)	90	3	0
GST	Brazil Government International Bond	1.000	06/20/2021	1.800		15,800	(1,096)	600	0	(496)
HUS	Mexico Government International Bond	1.000	06/20/2021	0.989		3,600	(91)	94	3	0
JPM	Brazil Government International Bond	1.000	06/20/2021	1.800		7,100	(496)	273	0	(223)
	Brazil Government International Bond	1.000	12/20/2021	2.050		11,800	(919)	380	0	(539)
	Russia Government International Bond	1.000	06/20/2021	1.292		8,300	(509)	415	0	(94)
NGF	Russia Government International Bond	1.000	06/20/2021	1.292		200	(12)	10	0	(2)

							$(6,167)	$4,616	$80	$(1,631)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
GST	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	$	23,700	$(1,245)	$926	$0	$(319)
MEI	CMBX.NA.AAA.8 Index	0.500	10/17/2057		4,800	(335)	270	0	(65)

						$(1,580)	$1,196	$0	$(384)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.010%	10/16/2017	$	27,900	$0	$380	$380	$0
	Pay	CPURNSA	1.580	05/23/2018		14,300	0	82	82	0
	Pay	CPURNSA	1.565	06/07/2018		17,400	0	114	114	0
	Pay	CPURNSA	2.500	07/15/2022		50,000	330	(4,466)	0	(4,136)
BPS	Pay	CPTFEMU	0.550	10/15/2017	EUR	3,000	0	11	11	0
	Pay	CPTFEMU	0.806	04/15/2021		6,810	0	144	144	0
CBK	Receive	CPTFEMU	1.178	05/15/2026		18,900	(3)	(383)	0	(386)
DUB	Pay	CPURNSA	2.005	09/06/2017	$	100,000	0	(2,824)	0	(2,824)
	Pay	CPURNSA	1.725	03/04/2019		19,500	0	91	91	0
FBF	Pay	CPURNSA	2.095	08/29/2017		88,700	0	(2,849)	0	(2,849)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	43

Schedule of Investments PIMCO Real Return Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	CPURNSA	2.175%	10/01/2018	$	115,800	$9	$(3,983)	$0	$(3,974)
	Receive	UKRPI	3.320	05/15/2030	GBP	28,620	0	(113)	0	(113)
	Receive	UKRPI	3.400	06/15/2030		15,500	48	115	163	0
	Pay	UKRPI	3.325	08/15/2030		71,200	(181)	(856)	0	(1,037)
	Receive	UKRPI	3.358	04/15/2035		12,400	0	(154)	0	(154)
	Pay	UKRPI	3.145	05/15/2046		6,430	110	1,264	1,374	0
	Pay	UKRPI	3.120	06/15/2046		7,230	0	1,756	1,756	0
JPM	Receive	UKRPI	3.400	06/15/2030		2,100	(1)	23	22	0
MYC	Receive	CPURNSA	2.058	05/12/2025	$	6,400	0	(47)	0	(47)
	Receive	CPURNSA	1.805	09/20/2026		9,860	0	(456)	0	(456)
RYL	Receive	CPTFEMU	1.385	12/15/2026	EUR	28,200	0	95	95	0
	Pay	CPURNSA	2.250	07/15/2017	$	411,800	278	(21,196)	0	(20,918)
	Pay	UKRPI	3.515	10/15/2046	GBP	12,100	0	(390)	0	(390)
UAG	Receive	CPURNSA	2.063	05/12/2025	$	45,300	0	(311)	0	(311)
	Receive	UKRPI	3.195	04/15/2030	GBP	23,600	0	(719)	0	(719)

							$590	$(34,672)	$4,232	$(38,314)

Total Swap Agreements							$(7,157)	$(28,860)	$4,312	$(40,329)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(k)	Securities with an aggregate market value of $104,768 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$0	$0	$0	$0	$(409)	$0	$0	$(409)	$(409)	$0	$(409)
BOA	4,468	0	589	5,057	(1,162)	0	(4,145)	(5,307)	(250)	27	(223)
BPS	8,771	0	155	8,926	(25,883)	(934)	0	(26,817)	(17,891)	17,659	(232)
BRC	331	0	47	378	(28)	0	0	(28)	350	(300)	50
CBK	74	0	8	82	(6,706)	(151)	(597)	(7,454)	(7,372)	7,400	28
DUB	1,841	3,317	97	5,255	(4,877)	0	(2,881)	(7,758)	(2,503)	181	(2,322)
FAR	0	1,558	0	1,558	0	(566)	0	(566)	992	(1,000)	(8)
FBF	646	0	3	649	(362)	0	(2,849)	(3,211)	(2,562)	3,150	588
GLM	611	0	3,293	3,904	(7,310)	(3,467)	(5,278)	(16,055)	(12,151)	11,174	(977)
GST	0	0	0	0	0	0	(815)	(815)	(815)	964	149
HUS	6,941	0	3	6,944	(1,706)	0	0	(1,706)	5,238	(5,060)	178
IND	220	0	0	220	(1,917)	0	0	(1,917)	(1,697)	2,167	470
JPM	5,862	0	22	5,884	(21,225)	(1,039)	(856)	(23,120)	(17,236)	25,846	8,610
MEI	0	0	0	0	0	0	(65)	(65)	(65)	0	(65)
MYC	0	12,792	0	12,792	0	0	(503)	(503)	12,289	(15,381)	(3,092)
NAB	26	0	0	26	(81)	0	0	(81)	(55)	0	(55)
NGF	5,147	9,769	0	14,916	(16,959)	(615)	(2)	(17,576)	(2,660)	2,232	(428)
RBC	0	504	0	504	0	0	0	0	504	(620)	(116)
RYL	0	0	95	95	0	(2,106)	(21,308)	(23,414)	(23,319)	24,273	954
SCX	583	0	0	583	(598)	0	0	(598)	(15)	0	(15)
SOG	2,116	0	0	2,116	(538)	0	0	(538)	1,578	(1,560)	18
TOR	18	0	0	18	(492)	0	0	(492)	(474)	273	(201)
UAG	0	0	0	0	(6,636)	0	(1,030)	(7,666)	(7,666)	6,110	(1,556)

Total Over the Counter	$37,655	$27,940	$4,312	$69,907	$(96,889)	$(8,878)	$(40,329)	$(146,096)

44	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2017

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)	YOY options may have a series of expirations.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$177	$177
Futures	0	0	0	0	2,367	2,367
Swap Agreements	0	9	0	0	2,998	3,007

	$0	$9	$0	$0	$5,542	$5,551

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$37,655	$0	$37,655
Purchased Options	0	0	0	0	27,940	27,940
Swap Agreements	0	80	0	0	4,232	4,312

	$0	$80	$0	$37,655	$32,172	$69,907

	$0	$89	$0	$37,655	$37,714	$75,458

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	45

Schedule of Investments PIMCO Real Return Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$3,834	$3,834
Futures	0	0	0	0	2,209	2,209
Swap Agreements	0	53	0	0	5,969	6,022

	$0	$53	$0	$0	$12,012	$12,065

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$96,889	$0	$96,889
Written Options	0	151	0	932	7,795	8,878
Swap Agreements	0	2,015	0	0	38,314	40,329

	$0	$2,166	$0	$97,821	$46,109	$146,096

	$0	$2,219	$0	$97,821	$58,121	$158,161

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,498	$1,498
Futures	3,648	0	0	0	30,661	34,309
Swap Agreements	0	(3,975)	0	0	(85,367)	(89,342)

	$3,648	$(3,975)	$0	$0	$(53,208)	$(53,535)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(14,058)	$0	$(14,058)
Purchased Options	0	0	0	(502)	(13,560)	(14,062)
Written Options	0	1,703	0	7,750	(1,832)	7,621
Swap Agreements	0	1,789	0	103	(39,278)	(37,386)

	$0	$3,492	$0	$(6,707)	$(54,670)	$(57,885)

	$3,648	$(483)	$0	$(6,707)	$(107,878)	$(111,420)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(753)	$(753)
Written Options	0	0	0	0	1,626	1,626
Futures	100	0	0	0	(89)	11
Swap Agreements	0	(389)	0	0	136,541	136,152

	$100	$(389)	$0	$0	$137,325	$137,036

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,044	$0	$1,044
Purchased Options	0	0	0	0	7,234	7,234
Written Options	0	(189)	0	(387)	16,745	16,169
Swap Agreements	0	5,438	0	0	12,795	18,233

	$0	$5,249	$0	$657	$36,774	$42,680

	$100	$4,860	$0	$657	$174,099	$179,716

46	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$188	$0	$188
Corporate Bonds & Notes
Banking & Finance	0	448,786	0	448,786
Industrials	0	61,743	0	61,743
Utilities	0	53,498	0	53,498
U.S. Government Agencies	0	285,035	0	285,035
U.S. Treasury Obligations	0	11,425,245	0	11,425,245
Non-Agency Mortgage-Backed Securities	0	199,328	32,017	231,345
Asset-Backed Securities	0	333,952	0	333,952
Sovereign Issues	0	834,493	0	834,493
Short-Term Instruments
Certificates of Deposit	0	362,431	0	362,431
Repurchase Agreements	0	3,549	0	3,549
Argentina Treasury Bills	0	41,628	0	41,628
Japan Treasury Bills	0	355,185	0	355,185
Mexico Treasury Bills	0	35,392	0	35,392
	$0	$14,440,453	$32,017	$14,472,470

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$720	$0	$0	$720

Total Investments	$720	$14,440,453	$32,017	$14,473,190

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(19,921)	$0	$(19,921)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,544	3,007	0	5,551
Over the counter	0	69,907	0	69,907
	$2,544	$72,914	$0	$75,458

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,209)	(9,836)	0	(12,045)
Over the counter	0	(146,096)	0	(146,096)
	$(2,209)	$(155,932)	$0	$(158,141)

Total Financial Derivative Instruments	$335	$(83,018)	$0	$(82,683)

Totals	$1,055	$14,337,514	$32,017	$14,370,586

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	47

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the PIMCO Real Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

48	PIMCO REAL RETURN FUND

March 31, 2017

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates

ANNUAL REPORT	MARCH 31, 2017	49

Notes to Financial Statements (Cont.)

the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows, as applicable, has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

50	PIMCO REAL RETURN FUND

March 31, 2017

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under ASC 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

ANNUAL REPORT	MARCH 31, 2017	51

Notes to Financial Statements (Cont.)

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any

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intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the

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Notes to Financial Statements (Cont.)

measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in an affiliated Fund for the period ended March 31, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$365,125	$5,159,817	$(5,524,200)	$73	$(95)	$720	$1,018	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

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(b) Investments in Securities

Delayed-Delivery Transactions  The Fund may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Notes to Financial Statements (Cont.)

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of March 31, 2017, the Fund had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the

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interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Fund at March 31, 2017 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential

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Notes to Financial Statements (Cont.)

mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Fund may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  The Fund may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest

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income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Fund may enter into short sales transactions. Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial

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Notes to Financial Statements (Cont.)

derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains.

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Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Fund may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  The Fund may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer

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Notes to Financial Statements (Cont.)

of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Fund may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of

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the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  The Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are

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Notes to Financial Statements (Cont.)

estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values

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of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other

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Notes to Financial Statements (Cont.)

characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Fund may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Fund’s liquidity and net asset value. Such transactions may also increase the Fund’s transaction costs or otherwise cause the Fund to perform differently than intended. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit

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risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

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International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.20%
Class P	0.30%
Administrative Class	0.20%
Class D	0.35%
Class A	0.35%
Class C	0.35%
Class R	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

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Notes to Financial Statements (Cont.)

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.50% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.50%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2017, the Distributor retained $7,047,450 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including

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audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000, the valuation oversight committee lead receives an additional annual retainer of $11,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $5,750) and the governance committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2017, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$754,464	$134,106

ANNUAL REPORT	MARCH 31, 2017	73

Notes to Financial Statements (Cont.)

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$22,066,019	$22,338,735	$1,458,718	$2,139,039

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	255,668	$2,822,169	128,867	$1,389,395
Class P	73,005	804,927	23,746	255,787
Administrative Class	15,399	169,811	19,295	206,251
Class D	14,384	158,434	14,389	155,190
Class A	35,312	389,357	35,490	380,937
Class C	3,834	42,219	2,502	26,908
Class R	6,973	76,891	7,287	78,347

74	PIMCO REAL RETURN FUND

March 31, 2017

	Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount
Issued as reinvestment of distributions
Institutional Class	7,790	$86,027	5,378	$57,873
Class P	878	9,700	520	5,590
Administrative Class	631	6,968	437	4,703
Class D	715	7,891	556	5,971
Class A	1,513	16,697	943	10,133
Class C	272	3,000	47	492
Class R	226	2,497	103	1,105

Cost of shares redeemed
Institutional Class	(208,785)	(2,299,606)	(252,593)	(2,700,813)
Class P	(22,584)	(249,024)	(32,392)	(347,026)
Administrative Class	(23,785)	(262,458)	(45,461)	(496,124)
Class D	(33,676)	(373,418)	(41,869)	(449,015)
Class A	(55,255)	(609,754)	(62,622)	(672,026)
Class C	(16,489)	(181,786)	(24,616)	(264,739)
Class R	(9,436)	(104,137)	(11,876)	(127,514)
Net increase (decrease) resulting from Fund share transactions	46,590	$516,405	(231,869)	$(2,478,575)

13. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters. The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

ANNUAL REPORT	MARCH 31, 2017	75

Notes to Financial Statements (Cont.)

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2017, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2014-2016, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

PIMCO Real Return Fund

Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
$80,360	$0	$84,039	$(74,466)	$(304,815)	$0	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, Lehman securities, and options.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through March 31, 2017 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through March 31, 2017 and Ordinary losses realized during the period January 1, 2017 through March 31, 2017, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2017, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

PIMCO Real Return Fund

Short-Term	Long-Term
$109,845	$194,970
†	A zero balance may reflect actual amounts rounding to less than one thousand.

76	PIMCO REAL RETURN FUND

March 31, 2017

As of March 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

PIMCO Real Return Fund

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
$14,398,072	$180,666	$(105,548)	$75,118
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, Lehman securities, and for federal income tax purposes.

For the fiscal years ended March 31, 2017 and March 31, 2016, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

PIMCO Real Return Fund

March 31, 2017			March 31, 2016
Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
$142,238	$0	$0	$31,081	$0	$61,509

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

Effective April 1, 2017, all Class C shares with a minimum ten year holding period will be converted to Class A shares of the same Fund, for all Funds of the PIMCO Funds Trust that offer Class C Shares. This automatic conversion feature was approved by the Board on January 24, 2017.

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	MARCH 31, 2017	77

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO Real Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Real Return Fund (one of the funds constituting the PIMCO Funds, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

78	PIMCO REAL RETURN FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOA	Bank of America N.A.	JPM	JPMorgan Chase Bank N.A.
BOM	Bank of Montreal	JPS	JPMorgan Securities, Inc.
BOS	Banc of America Securities LLC	MEI	Merrill Lynch International
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	NAB	National Australia Bank Ltd.
BSN	Bank of Nova Scotia	NGF	Nomura Global Financial Products, Inc.
CBK	Citibank N.A.	RBC	Royal Bank of Canada
DBL	Deutsche Bank AG London	RDR	RBC Capital Markets
DEU	Deutsche Bank Securities, Inc.	RYL	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank
FAR	Wells Fargo Bank National Association	SGY	Societe Generale, New York
FBF	Credit Suisse International	SOG	Societe Generale
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
GSC	Goldman Sachs & Co.	TDM	TD Securities (USA) LLC
GST	Goldman Sachs International	TOR	Toronto Dominion Bank
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
COP	Colombian Peso	PLN	Polish Zloty
CZK	Czech Koruna	RUB	Russian Ruble
DKK	Danish Krone	THB	Thai Baht
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	TWD	Taiwanese Dollar
HUF	Hungarian Forint	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter
CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index
CPTFEMU	Eurozone HICP ex-Tobacco Index

Other Abbreviations:
ABS	Asset-Backed Security	OAT	Obligations Assimilables du Trésor
ALT	Alternate Loan Trust	REMIC	Real Estate Mortgage Investment Conduit
CDO	Collateralized Debt Obligation	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate

ANNUAL REPORT	MARCH 31, 2017	79

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Real Return Fund	0.00%	0.22%	$142,238	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

80	PIMCO REAL RETURN FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees*
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge*** (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter G. Strelow*** (1970) Trustee	05/2017 to present	Managing Director, Chief Administrative Officer, PIMCO; President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, MarineMax Inc.
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
Kym M. Hubbard**** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, State Auto Financial Corporation.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2017	81

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Messrs. Harris, Hodge and Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	Effective May 16, 2017, Mr. Strelow became a Trustee of the Trust and Mr. Hodge retired from service as a Trustee of the Trust.
****	The information for the individuals listed is as of March 31, 2017 (as of May 16, 2017 for Mr. Strelow). Ms. Hubbard became a Trustee of the Trust effective February 14, 2017.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, Chief Administrative Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.
Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

82	PIMCO REAL RETURN FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.
Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.
Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2017	83

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

84	PIMCO REAL RETURN FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2017	85

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3015AR_033117

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)	The Board of Trustees has determined that Ronald C. Parker, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Parker is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	March 31, 2017	$5,028,683
	March 31, 2016	$4,559,978

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	March 31, 2017	$25,000
	March 31, 2016	$25,000

(c)	Fiscal Year Ended	Tax Fees
	March 31, 2017	$ 4,000
	March 31, 2016	$18,000

(d)	Fiscal Year Ended	All Other Fees (2)
	March 31, 2017	$—
	March 31, 2016	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	Includes aggregate fees billed for review of the Registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.
(2)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

		Aggregate Non-Audit Fees Billed to Entity
Entity		March 31, 2017	March 31, 2016
PIMCO Funds	$	29,000	$ 43,000
Pacific Investment Management Company LLC (“PIMCO”)		6,824,659	9,185,875

Totals	$	6,853,659	$ 9,228,875

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund and PIMCO Income Fund) is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Income Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Income Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

Schedule of Investments PIMCO Income Fund

March 31, 2017

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 122.5%
LOAN PARTICIPATIONS AND ASSIGNMENTS 3.3%
AerCap Holdings N.V.
3.397% due 10/06/2023		$28,357	$28,655
Alpha 3 BV
4.147% due 01/31/2024		3,700	3,723
American Builders & Contractors Supply Co., Inc.
3.732% due 10/31/2023		46,857	47,121
AmWINS Group, Inc.
3.750% - 5.750% due 01/25/2024		5,816	5,839
Ancestry.com Operations, Inc.
4.250% due 10/19/2023		21,582	21,807
Avolon Holdings Ltd.
2.250% due 09/20/2020		3,844	3,891
3.500% due 03/20/2022		31,085	31,556
AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 (j)		36,817	37,208
AWAS Finance Luxembourg S.A.
3.780% due 07/16/2018		2,125	2,137
BWAY Corp.
3.500% due 03/22/2024		9,770	9,764
Camelot UK Holdco Ltd.
4.750% due 10/03/2023		5,970	5,997
CCC Information Services, Inc.
TBD% due 03/29/2024		1,800	1,795
CenturyLink, Inc.
6.000% due 02/17/2018		96,000	95,499
CH Hold Corp.
1.500% due 02/01/2024		324	326
4.000% due 02/01/2024		3,236	3,264
Charter Communications Operating LLC
2.990% due 07/01/2020		4,662	4,678
Cortes NP Acquisition Corp.
6.000% - 6.039% due 11/30/2023		12,096	12,228
Cyxtera Technologies, Inc.
4.750% due 03/28/2024		5,000	5,039
8.750% due 03/28/2025		3,419	3,435
DaVita Healthcare Partners, Inc.
3.732% due 06/24/2021		23,326	23,628
Diamond Resorts Corp.
7.000% due 08/11/2023		34,925	35,252
Endo Luxembourg Finance Co. SARL
4.000% due 09/26/2022		11,144	11,163
Energy Future Intermediate Holding Co. LLC
4.304% due 06/30/2017		1,283,854	1,284,924
FCA U.S. LLC
3.390% due 12/31/2018		13,747	13,806
FMG Resources Pty. Ltd.
3.750% due 06/30/2019		3,634	3,658
Gardner Denver, Inc.
4.250% - 4.568% due 07/30/2020		146	146
Gartner, Inc.
2.000% due 03/14/2024		3,322	3,345
Grifols Worldwide Operations USA, Inc.
3.194% due 01/31/2025		1,500	1,505
HCA, Inc.
3.232% due 02/15/2024		10,758	10,859
HD Supply, Inc.
3.897% due 10/17/2023		7,065	7,123
Helix Gen Funding LLC
5.250% due 02/23/2024		6,001	6,093
Hilton Worldwide Finance LLC
2.928% - 2.982% due 10/25/2023		154,730	156,127
3.500% due 10/26/2020		11,380	11,470
iHeartCommunications, Inc.
7.732% due 01/30/2019		185,570	160,208
Ineos Finance PLC
3.250% due 04/01/2024	EUR	21,300	22,698
Intelsat Jackson Holdings S.A.
3.887% due 06/30/2019		$11,686	11,525
Kinetic Concepts, Inc.
4.397% due 02/02/2024		6,950	6,954
La Quinta Intermediate Holdings LLC
3.772% due 04/14/2021		3,472	3,499
Landry’s, Inc.
4.039% - 4.232% due 10/04/2023		4,050	4,090
Las Vegas Sands LLC
2.980% due 12/19/2020		5,341	5,350
Lumileds Holding BV
5.631% due 02/27/2024		7,130	7,219

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Mallinckrodt International Finance S.A.
3.897% due 03/19/2021		$4,051	$4,063
MGM Growth Properties Operating Partnership LP
3.482% due 04/25/2023		34,482	34,706
Misson Broadcasting, Inc.
3.943% due 01/17/2024		1,839	1,851
Nextstar Broadcasting, Inc.
3.943% due 01/17/2024		18,970	19,096
Nielsen Finance LLC
3.354% due 10/04/2023		20,150	20,323
OGX
13.000% due 04/10/2049 ^		6,836	1,858
Prestige Brands, Inc.
3.732% due 01/26/2024		1,356	1,370
Quikrete Holdings, Inc.
4.232% due 11/15/2023		6,982	7,064
Restaurant Brands International, Inc.
3.250% due 02/14/2024		8,902	8,908
Reynolds Group Holdings, Inc.
3.982% due 02/05/2023		6,099	6,132
Rise Ltd.
4.750% due 01/31/2021 (j)		3,384	3,368
RPI Finance Trust
2.250% due 03/27/2023		13,531	13,588
Sequa Corp.
5.250% due 06/19/2017		9,220	9,128
Serta Simmons Bedding LLC
4.538% due 11/08/2023		5,200	5,231
Sierra Hamilton LLC
9.000% due 06/13/2017		1,295	1,257
Sprint Communications, Inc.
3.500% due 02/02/2024		47,900	47,970
Team Health Holdings, Inc.
3.750% due 02/06/2024		12,100	12,068
TEX Operations Co. LLC
3.732% due 08/04/2023		16,798	16,777
Univision Communications, Inc.
3.750% due 03/15/2024		166,564	165,601
UPC Financing Partnership
3.662% due 04/15/2025		26,500	26,616
Valeant Pharmaceuticals International, Inc.
5.450% due 12/11/2019		1,492	1,498
5.450% due 08/05/2020		9,711	9,748
5.570% due 04/01/2022		8,314	8,356
Virgin Media Bristol LLC
3.662% due 01/31/2025		10,500	10,544
Vistra Operations Co. LLC
4.193% due 12/14/2023		6,883	6,906
Westmoreland Coal Co.
7.647% due 12/16/2020		17,483	16,216
Wilsonart LLC
4.650% due 12/19/2023		4,788	4,828

Total Loan Participations and Assignments (Cost $2,590,471)			2,579,675

CORPORATE BONDS & NOTES 21.4%
BANKING & FINANCE 15.0%
AerCap Aviation Solutions BV
6.375% due 05/30/2017		1,440	1,450
AerCap Ireland Capital DAC
3.750% due 05/15/2019		10,565	10,853
4.250% due 07/01/2020		5,200	5,423
4.500% due 05/15/2021		7,250	7,606
4.625% due 10/30/2020		22,430	23,722
5.000% due 10/01/2021		2,200	2,357
AGFC Capital Trust
2.772% due 01/15/2067		70,600	39,889
AIA Group Ltd.
1.750% due 03/13/2018		4,850	4,839
Akelius Residential Property AB
3.375% due 09/23/2020	EUR	6,800	7,855
Alexandria Real Estate Equities, Inc.
4.600% due 04/01/2022		$13,000	13,825
Ally Financial, Inc.
3.250% due 09/29/2017		11,300	11,364
3.250% due 02/13/2018		8,710	8,789
3.250% due 11/05/2018		4,100	4,138
3.500% due 01/27/2019		5,925	5,984
3.600% due 05/21/2018		148,640	150,870
4.125% due 03/30/2020		200	204
4.750% due 09/10/2018		33,835	34,850
6.250% due 12/01/2017		46,590	47,872
8.000% due 11/01/2031		4,380	5,256

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
American International Group, Inc.
6.250% due 05/01/2036		$100	$118
American Tower Corp.
3.300% due 02/15/2021		1,400	1,421
Athene Global Funding
4.000% due 01/25/2022		9,580	9,747
Aviation Capital Group Corp.
4.625% due 01/31/2018		2,372	2,424
Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 (h)	EUR	4,400	5,148
9.000% due 05/09/2018 (h)		$6,800	7,146
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^	EUR	27,100	8,601
4.000% due 01/21/2019 ^		6,600	2,095
4.750% due 01/15/2018 ^		44,800	14,218
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (h)		1,100	1,203
Banco Santander S.A.
6.250% due 09/11/2021 (h)		34,600	36,565
Bank of America Corp.
3.300% due 01/11/2023		$3,500	3,526
3.875% due 08/01/2025		9,830	10,021
4.000% due 04/01/2024		70	73
4.100% due 07/24/2023		1,550	1,626
4.125% due 01/22/2024		3,300	3,452
4.382% due 10/21/2025	MXN	118,000	7,248
6.400% due 08/28/2017		$2,800	2,855
Bank of America N.A.
1.750% due 06/05/2018		27,600	27,674
Bank of Ireland
7.375% due 06/18/2020 (h)	EUR	5,650	6,477
Barclays Bank PLC
7.625% due 11/21/2022		$251,176	275,182
7.750% due 04/10/2023		18,900	19,902
14.000% due 06/15/2019 (h)	GBP	5,800	8,911
Barclays PLC
2.635% due 01/10/2023		$22,000	22,249
3.125% due 01/17/2024	GBP	60,300	77,719
3.650% due 03/16/2025		$1,100	1,075
3.684% due 01/10/2023		21,900	22,015
4.337% due 01/10/2028		12,400	12,401
4.375% due 01/12/2026		58,600	59,497
6.500% due 09/15/2019 (h)	EUR	95,940	104,270
7.000% due 09/15/2019 (h)	GBP	7,029	8,796
7.875% due 09/15/2022 (h)		115,236	149,997
8.000% due 12/15/2020 (h)	EUR	109,400	126,701
8.250% due 12/15/2018 (h)		$44,399	46,773
BGC Partners, Inc.
5.125% due 05/27/2021		13,500	14,102
5.375% due 12/09/2019		51,850	54,550
Blackstone CQP Holdco LP
6.500% due 03/20/2021		179,863	180,650
BNP Paribas S.A.
7.375% due 08/19/2025 (h)		4,320	4,444
7.625% due 03/30/2021 (h)		19,400	20,661
BPCE S.A.
12.500% due 09/30/2019 (h)		33,500	40,535
BRFkredit A/S
1.000% due 04/01/2018	DKK	62,170	9,068
1.000% due 10/01/2018		203,940	29,892
2.000% due 10/01/2017		151,800	22,039
2.000% due 01/01/2018		43,800	6,400
2.000% due 04/01/2018		37,120	5,453
2.000% due 10/01/2047		123,190	17,294
2.500% due 10/01/2047		51,037	7,469
4.000% due 01/01/2018		206,760	30,663
Brixmor Operating Partnership LP
3.250% due 09/15/2023		$8,200	8,020
Cantor Fitzgerald LP
7.875% due 10/15/2019		10,586	11,659
CIT Group, Inc.
3.875% due 02/19/2019		7,860	8,081
4.250% due 08/15/2017		137,627	139,003
5.000% due 05/15/2017		9,340	9,371
5.000% due 05/15/2018		79,756	80,394
5.000% due 08/15/2022		1,830	1,920
5.250% due 03/15/2018		48,597	49,964
5.375% due 05/15/2020		8,700	9,293
5.500% due 02/15/2019		31,060	32,729
6.625% due 04/01/2018		8,830	9,216
Citigroup, Inc.
1.800% due 01/10/2020		48,200	48,381
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	12,595	18,781

See Accompanying Notes	3

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Cooperatieve Rabobank UA
6.625% due 06/29/2021 (h)	EUR	600	$697
8.400% due 06/29/2017 (h)		$20,770	21,099
11.000% due 06/30/2019 (h)		1,100	1,288
Corp. Andina de Fomento
3.950% due 10/15/2021 (g)	MXN	57,117	2,998
Credit Agricole S.A.
7.500% due 06/23/2026 (h)	GBP	27,075	34,648
7.875% due 01/23/2024 (h)		$15,680	15,988
8.125% due 12/23/2025 (h)		24,500	26,184
8.125% due 09/19/2033		200	215
8.375% due 10/13/2019 (h)		500	558
Credit Suisse AG
6.500% due 08/08/2023		5,400	5,942
Credit Suisse Group AG
3.574% due 01/09/2023		15,000	14,989
4.282% due 01/09/2028		13,450	13,413
6.250% due 12/18/2024 (h)		11,200	11,401
7.500% due 12/11/2023 (h)		29,600	32,147
Credit Suisse Group Funding Guernsey Ltd.
3.314% due 04/16/2021		7,500	7,872
3.450% due 04/16/2021		22,400	22,716
3.750% due 03/26/2025		250	246
3.800% due 09/15/2022		8,250	8,378
4.550% due 04/17/2026		26,150	27,075
Crown Castle International Corp.
4.000% due 03/01/2027		6,306	6,371
CyrusOne LP
5.000% due 03/15/2024		4,631	4,770
5.375% due 03/15/2027		2,377	2,407
Deutsche Bank AG
1.350% due 05/30/2017		13,000	12,996
2.944% due 05/10/2019		2,090	2,127
4.250% due 10/14/2021		388,670	398,704
6.000% due 09/01/2017		1,770	1,801
E*TRADE Financial Corp.
5.375% due 11/15/2022		450	472
Eksportfinans ASA
5.500% due 06/26/2017		3,100	3,121
Equinix, Inc.
5.375% due 05/15/2027		13,918	14,405
Essex Portfolio LP
3.375% due 04/15/2026		6,400	6,230
Ford Motor Credit Co. LLC
1.626% due 09/08/2017		300	300
1.684% due 09/08/2017		200	200
1.724% due 12/06/2017		200	200
1.949% due 01/09/2018		3,000	3,012
2.031% due 06/15/2018		200	201
2.240% due 06/15/2018		4,710	4,727
2.375% due 01/16/2018		10,500	10,548
2.551% due 10/05/2018		2,200	2,218
3.157% due 08/04/2020		500	508
5.000% due 05/15/2018		2,500	2,584
General Motors Financial Co., Inc.
6.750% due 06/01/2018		2,200	2,321
Goodman Funding Pty. Ltd.
6.375% due 04/15/2021		4,000	4,497
HBOS PLC
6.750% due 05/21/2018		16,800	17,597
Hospitality Properties Trust
5.000% due 08/15/2022		6,895	7,351
Host Hotels & Resorts LP
4.000% due 06/15/2025		3,070	3,082
Howard Hughes Corp.
5.375% due 03/15/2025		14,603	14,493
HSBC Bank PLC
1.000% due 12/25/2070		1,365,800	0
3.050% due 12/25/2070		956,059	953,955
13.000% due 12/25/2070		409,740	391,087
HSBC Holdings PLC
3.262% due 03/13/2023		19,470	19,577
3.346% due 03/08/2021		49,844	52,522
3.400% due 03/08/2021		39,300	40,211
3.600% due 05/25/2023		41,200	41,894
4.041% due 03/13/2028		17,580	17,790
4.300% due 03/08/2026		78,900	82,234
6.000% due 09/29/2023 (h)	EUR	3,825	4,402
Industrial & Commercial Bank of China Ltd.
2.224% due 11/13/2017		$700	701
Industrial Bank of Korea
2.375% due 07/17/2017		1,250	1,253
ING Groep NV
6.500% due 04/16/2025 (h)		3,800	3,785
International Lease Finance Corp.
3.875% due 04/15/2018		1,370	1,397

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.625% due 04/15/2021		$2,500	$2,641
5.875% due 04/01/2019		22,550	24,043
6.250% due 05/15/2019		31,122	33,548
7.125% due 09/01/2018		38,800	41,479
8.250% due 12/15/2020		45,258	53,522
8.625% due 01/15/2022		2,900	3,559
8.875% due 09/01/2017		11,200	11,554
Intesa Sanpaolo SpA
6.500% due 02/24/2021		100	110
Jefferies Finance LLC
6.875% due 04/15/2022		3,300	3,168
7.500% due 04/15/2021		3,600	3,645
Jefferies Group LLC
6.500% due 01/20/2043		37,900	41,235
KBC Bank NV
8.000% due 01/25/2023		13,600	14,272
Kilroy Realty LP
4.800% due 07/15/2018		11,000	11,325
Kookmin Bank
2.250% due 02/03/2021		36,400	35,900
LeasePlan Corp. NV
2.875% due 01/22/2019		700	703
Lloyds Bank PLC
12.000% due 12/16/2024 (h)		19,390	26,109
Lloyds Banking Group PLC
6.375% due 06/27/2020 (h)	EUR	400	448
7.000% due 06/27/2019 (h)	GBP	9,600	12,337
7.500% due 06/27/2024 (h)		$4,424	4,690
7.625% due 06/27/2023 (h)	GBP	283,012	387,498
7.875% due 06/27/2029 (h)		72,742	101,403
MMcapS Funding Ltd.
1.443% due 12/26/2039		$27,653	22,123
MMCapS Funding Ltd.
1.653% due 12/26/2039		10,100	5,605
National Australia Bank Ltd.
1.375% due 07/12/2019		400	394
Nationwide Building Society
10.250% due 06/29/2049 (h)	GBP	263	45,540
Navient Corp.
4.625% due 09/25/2017		$5,150	5,195
4.875% due 06/17/2019		16,900	17,344
5.500% due 01/15/2019		36,039	37,427
5.875% due 03/25/2021		21,552	21,768
6.500% due 06/15/2022		45,346	45,799
8.000% due 03/25/2020		7,260	7,904
Nordea Kredit Realkreditaktieselskab
1.000% due 04/01/2018	DKK	94,000	13,648
2.000% due 04/01/2017		240,000	34,418
2.000% due 10/01/2017		195,300	28,351
2.000% due 01/01/2018		83,170	12,176
2.000% due 10/01/2047		250,367	35,159
2.500% due 10/01/2037		41,405	6,187
2.500% due 10/01/2047		137,453	20,050
3.000% due 10/01/2047		124,714	18,621
Novo Banco S.A.
5.000% due 04/04/2019	EUR	15,147	14,907
5.000% due 04/23/2019 (k)		16,036	15,858
5.000% due 05/14/2019 (k)		11,624	11,444
5.000% due 05/21/2019		25,023	24,673
5.000% due 05/23/2019		8,606	8,483
Nykredit Realkredit A/S
1.000% due 04/01/2017	DKK	178,500	25,623
1.000% due 07/01/2017		153,800	22,139
1.000% due 10/01/2017		593,400	85,852
1.000% due 01/01/2018		269,200	39,049
1.000% due 04/01/2018		609,640	88,817
1.000% due 07/01/2018		96,710	14,126
1.000% due 01/01/2019		150,000	22,011
2.000% due 04/01/2017		419,000	60,079
2.000% due 07/01/2017		254,800	36,783
2.000% due 10/01/2017		403,500	58,572
2.000% due 04/01/2018		921,830	135,587
2.000% due 07/01/2018		37,020	5,440
2.000% due 10/01/2037		292,883	42,780
2.000% due 10/01/2047		924,170	129,768
2.500% due 10/01/2037		127,248	18,986
2.500% due 10/01/2047		2,338,167	341,055
3.000% due 10/01/2047		330,582	49,419
4.000% due 01/01/2018		37,900	5,619
Old Republic International Corp.
3.875% due 08/26/2026		$65	64
OneMain Financial Holdings LLC
6.750% due 12/15/2019		42,300	44,362
7.250% due 12/15/2021		5,889	6,198
Ontario Teachers’ Cadillac Fairview Properties Trust
3.125% due 03/20/2022		16,860	17,047
3.875% due 03/20/2027		10,837	11,007

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Oppenheimer Holdings, Inc.
8.750% due 04/15/2018		$872	$873
Preferred Term Securities Ltd.
0.000% due 09/26/2034		5,997	1,350
1.431% due 03/22/2037		98,241	80,558
1.431% due 09/22/2037		181	143
1.431% due 12/22/2037		20,038	15,229
1.441% due 12/22/2036		105,448	86,467
1.471% due 09/22/2036		66,810	53,782
1.481% due 06/22/2037		52,700	33,464
1.501% due 09/22/2037		44,756	28,644
1.511% due 09/23/2035		1,185	1,037
1.511% due 12/22/2036		14,904	9,092
1.511% due 03/22/2037		48,836	31,499
1.521% due 12/22/2036		3,206	2,180
1.531% due 09/22/2036		30,383	19,597
1.531% due 12/22/2037		2,226	1,413
1.531% due 03/22/2038		122,601	94,114
1.548% due 06/23/2035		13,842	11,281
1.561% due 12/22/2035		31,460	20,449
1.581% due 03/22/2038		7,315	4,901
1.611% due 09/23/2035		15,703	10,992
1.631% due 03/23/2035		28,328	23,370
1.637% due 06/23/2035		10,965	7,072
1.711% due 03/23/2035		14,250	9,334
1.731% due 03/22/2038		18,582	10,778
1.732% due 09/26/2034		7,500	4,950
1.748% due 06/24/2034		9,239	6,744
1.751% due 12/22/2036		34,087	19,941
1.798% due 09/24/2033		397	372
1.873% due 07/03/2033		208	204
1.881% due 09/23/2035		21,579	13,379
1.978% due 09/24/2033		41,923	33,958
2.003% due 04/03/2033		359	351
2.013% due 07/03/2033		10,000	8,200
2.028% due 12/24/2033		5,000	4,100
2.031% due 03/22/2038		75,032	63,027
2.053% due 01/03/2033		22,198	18,868
RCI Banque S.A.
3.500% due 04/03/2018		8,000	8,122
Realkredit Danmark A/S
1.000% due 04/01/2017	DKK	2,015,680	289,053
1.000% due 01/01/2018		838,100	121,760
1.000% due 04/01/2018		1,827,340	266,140
2.000% due 04/01/2017		2,004,150	287,492
2.000% due 01/01/2018		379,820	55,487
2.000% due 04/01/2018		805,930	118,457
2.000% due 10/01/2037		170,195	24,827
2.000% due 10/01/2047		325,666	45,766
2.500% due 10/01/2037		166,039	24,774
2.500% due 10/01/2047		1,020,897	149,379
3.000% due 10/01/2047		125,660	18,808
Regional Diversified Funding Ltd.
1.368% due 01/25/2036		$1,747	1,590
Rio Oil Finance Trust
9.250% due 07/06/2024		11,365	11,563
9.750% due 01/06/2027		31,115	31,504
Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	15,086	16,679
4.700% due 07/03/2018		$400	410
4.800% due 04/05/2026		88,700	90,925
7.500% due 08/10/2020 (h)		80,225	79,322
7.648% due 09/30/2031 (h)		100	119
8.000% due 08/10/2025 (h)		25,971	25,841
8.625% due 08/15/2021 (h)		131,676	137,601
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	11,275	12,820
Santander Holdings USA, Inc.
4.500% due 07/17/2025		$134,600	137,267
Santander UK Group Holdings PLC
2.875% due 08/05/2021		24,400	24,104
4.750% due 09/15/2025		10,940	10,948
7.375% due 06/24/2022 (h)	GBP	73,054	95,991
Santander UK PLC
2.500% due 03/14/2019		$5,900	5,949
5.000% due 11/07/2023		6,700	7,004
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	28,800	32,493
5.180% due 06/28/2019		$24,200	25,495
5.717% due 06/16/2021		83,400	89,972
6.125% due 02/07/2022		231,885	254,561
Shinhan Bank
1.875% due 07/30/2018		795	793
SL Green Realty Corp.
4.500% due 12/01/2022		31,500	32,230

4	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.750% due 03/15/2020		$21,995	$24,713
SLM Student Loan Trust
0.220% due 12/15/2033	EUR	1,566	1,587
0.894% due 12/15/2039	GBP	14,107	16,361
Societe Generale S.A.
7.875% due 12/18/2023 (h)		$5,000	5,050
8.000% due 09/29/2025 (h)		33,479	34,316
Springleaf Finance Corp.
5.250% due 12/15/2019		6,800	6,876
6.500% due 09/15/2017		26,227	26,752
6.900% due 12/15/2017		152,734	157,270
8.250% due 12/15/2020		270,606	296,314
Standard Chartered PLC
2.182% due 08/19/2019		200	201
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	78,337	94,384
Synchrony Financial
2.438% due 11/09/2017		$32,200	32,383
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	5,221	6,659
5.744% due 04/13/2040		5,967	7,890
5.801% due 10/13/2040		22,746	29,901
6.052% due 10/13/2039		34,674	47,980
7.623% due 07/13/2039		7,406	11,464
TIG FinCo PLC
8.500% due 03/02/2020		1,665	2,142
8.750% due 04/02/2020		23,204	27,630
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (f)		$71,574	16,206
Trafford Centre Finance Ltd.
1.082% due 07/28/2038	GBP	6,550	6,961
U.S. Capital Funding Ltd.
1.290% due 07/10/2043		$64,974	43,532
1.654% due 05/01/2034		1,657	1,442
1.914% due 05/01/2034		8,600	7,009
UBS AG
1.375% due 06/01/2017		15,300	15,303
4.750% due 05/22/2023		13,300	13,621
4.750% due 02/12/2026	EUR	1,900	2,229
5.125% due 05/15/2024		$54,000	55,435
7.625% due 08/17/2022		85,315	98,854
UBS Group AG
5.750% due 02/19/2022 (h)	EUR	5,000	5,779
7.000% due 02/19/2025 (h)		$3,500	3,773
UBS Group Funding Jersey Ltd.
2.803% due 04/14/2021		30,000	31,036
2.950% due 09/24/2020		9,755	9,827
3.000% due 04/15/2021		37,400	37,497
4.125% due 09/24/2025		115,340	117,489
4.125% due 04/15/2026		17,300	17,618
UBS Group Funding Switzerland AG
2.376% due 05/23/2023		19,000	19,056
3.491% due 05/23/2023		38,000	38,285
4.253% due 03/23/2028		26,000	26,357
Ventas Realty LP
3.250% due 10/15/2026		2,600	2,472
Volkswagen Bank GmbH
0.081% due 11/27/2017	EUR	7,200	7,678
Vonovia Finance BV
3.200% due 10/02/2017		$7,800	7,845
Wells Fargo & Co.
1.921% due 07/22/2020		25	25
2.440% due 03/04/2021		1,620	1,662
2.500% due 03/04/2021		9,700	9,677
Welltower, Inc.
4.250% due 04/01/2026		8,800	9,075

			11,959,430

INDUSTRIALS 3.6%
Alliance Data Systems Corp.
4.500% due 03/15/2022	EUR	4,272	4,688
Altice Financing S.A.
7.500% due 05/15/2026		$5,000	5,325
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	44,200	49,971
7.750% due 05/15/2022		$28,686	30,515
AMC Entertainment Holdings, Inc.
6.125% due 05/15/2027		9,537	9,644
American Airlines Pass-Through Trust
3.000% due 04/15/2030		25,000	23,969
3.200% due 12/15/2029		9,900	9,696
3.375% due 11/01/2028		6,505	6,383
3.650% due 02/15/2029		14,000	14,074
3.650% due 12/15/2029		5,000	4,972
4.000% due 01/15/2027		2,725	2,815
5.250% due 07/31/2022		1,376	1,467

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Amgen, Inc.
4.400% due 05/01/2045		$6,400	$6,235
Anheuser-Busch InBev Finance, Inc.
4.900% due 02/01/2046		18,096	19,616
Anheuser-Busch InBev Worldwide, Inc.
3.750% due 01/15/2022		225	236
Aston Martin Capital Ltd.
5.750% due 04/15/2022 (b)	GBP	4,040	5,062
6.500% due 04/15/2022 (b)		$3,230	3,230
AutoNation, Inc.
3.350% due 01/15/2021		1,500	1,519
B&G Foods, Inc.
5.250% due 04/01/2025 (b)		10,844	10,966
Baidu, Inc.
2.250% due 11/28/2017		1,965	1,972
BMC Software Finance, Inc.
8.125% due 07/15/2021		1,472	1,490
Boston Scientific Corp.
2.850% due 05/15/2020		3,300	3,348
3.375% due 05/15/2022		1,710	1,744
3.850% due 05/15/2025		4,800	4,881
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)		20,778	20,830
Broadcom Corp.
2.375% due 01/15/2020		34,233	34,248
3.000% due 01/15/2022		47,122	47,032
3.625% due 01/15/2024		3,529	3,559
3.875% due 01/15/2027		26,972	27,196
BWAY Holding Co.
5.500% due 04/15/2024 (b)		18,378	18,562
7.250% due 04/15/2025 (b)		12,998	13,030
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(i)		146,248	170,013
9.000% due 02/15/2020 ^(i)		175,648	204,849
11.250% due 06/01/2017 ^(i)		36,341	41,337
California Resources Corp.
8.000% due 12/15/2022		5,483	4,489
Canadian Natural Resources Ltd.
1.750% due 01/15/2018		2,200	2,200
Cardtronics, Inc.
5.500% due 05/01/2025 (b)		4,026	4,086
CDW LLC
5.000% due 09/01/2025		7,693	7,856
Central Nippon Expressway Co. Ltd.
2.369% due 09/10/2018		3,800	3,812
Charter Communications Operating LLC
3.579% due 07/23/2020		14,560	14,995
4.464% due 07/23/2022		23,840	25,135
4.908% due 07/23/2025		32,861	34,757
5.375% due 05/01/2047 (b)		7,100	7,157
6.384% due 10/23/2035		7,280	8,301
Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024		100	111
Chesapeake Energy Corp.
4.272% due 04/15/2019		5,340	5,340
Chobani LLC
7.500% due 04/15/2025 (b)		9,711	9,990
CNPC General Capital Ltd.
2.750% due 05/14/2019		4,800	4,851
CommScope Technologies LLC
5.000% due 03/15/2027		9,717	9,726
Community Health Systems, Inc.
6.250% due 03/31/2023		20,744	21,237
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		1,610	1,674
5.500% due 04/29/2022		1,088	1,141
7.250% due 05/10/2021		6,045	6,717
7.707% due 10/02/2022		2,237	2,388
7.875% due 01/02/2020		644	666
Cott Holdings, Inc.
5.500% due 04/01/2025		4,453	4,543
Cox Communications, Inc.
9.375% due 01/15/2019		800	895
CSC Holdings LLC
8.625% due 02/15/2019		2,550	2,805
CSN Resources S.A.
6.500% due 07/21/2020		1,660	1,394
CVS Health Corp.
3.875% due 07/20/2025		1,537	1,586
CVS Pass-Through Trust
4.163% due 08/11/2036		6,839	6,838
5.773% due 01/10/2033		5,821	6,539
5.880% due 01/10/2028		1,453	1,631
7.507% due 01/10/2032		5,302	6,528

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021		$4,140	$4,570
Diamond Finance Corp.
3.480% due 06/01/2019		4,790	4,913
4.420% due 06/15/2021		300	314
Diamond Resorts International, Inc.
7.750% due 09/01/2023		75,808	79,598
DISH DBS Corp.
4.625% due 07/15/2017		26,480	26,712
7.875% due 09/01/2019		4,100	4,530
Dole Food Co., Inc.
7.250% due 06/15/2025 (b)		8,818	8,840
Dynegy, Inc.
8.034% due 02/02/2024		10,713	10,178
Eagle Acquisition Co. LLC
6.000% due 04/01/2025		3,428	3,544
EI Group PLC
6.875% due 02/15/2021	GBP	5,000	6,938
6.875% due 05/09/2025		15,750	21,481
EMD Finance LLC
1.700% due 03/19/2018		$1,350	1,349
Endo Finance LLC
5.375% due 01/15/2023		100	86
Everett Spinco, Inc.
2.875% due 03/27/2020		2,200	2,220
4.250% due 04/15/2024		4,934	5,024
4.750% due 04/15/2027		9,185	9,384
First Quantum Minerals Ltd.
6.750% due 02/15/2020		25,631	26,520
7.000% due 02/15/2021		14,714	15,229
7.250% due 10/15/2019		10,900	11,308
Flex Ltd.
4.625% due 02/15/2020		400	420
5.000% due 02/15/2023		4,200	4,492
Gartner, Inc.
5.125% due 04/01/2025		6,940	7,087
General Motors Co.
3.500% due 10/02/2018		4,800	4,902
Goodyear Tire & Rubber Co.
4.875% due 03/15/2027		5,205	5,218
Greene King Finance PLC
1.294% due 06/15/2031	GBP	6,259	7,197
5.702% due 12/15/2034		427	503
Harvest Operations Corp.
2.330% due 04/14/2021		$37,137	36,150
HCA, Inc.
3.750% due 03/15/2019		39,602	40,592
6.500% due 02/15/2020		300	329
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	12,300	12,613
Hexion, Inc.
10.375% due 02/01/2022		$5,439	5,439
13.750% due 02/01/2022		5,746	5,531
Hilton Worldwide Finance LLC
4.625% due 04/01/2025		26,125	26,452
4.875% due 04/01/2027		16,697	16,906
Hyatt Hotels Corp.
4.850% due 03/15/2026		4,500	4,824
Hyundai Capital America
2.875% due 08/09/2018		5,073	5,128
iHeartCommunications, Inc.
9.000% due 12/15/2019		38,007	32,448
9.000% due 03/01/2021		140,606	107,212
9.000% due 09/15/2022		178,763	134,966
IHO Verwaltungs GmbH
3.750% due 09/15/2026 (c)	EUR	5,000	5,431
Intelsat Luxembourg S.A.
8.125% due 06/01/2023		$3,500	2,133
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		18,780	17,935
Kinder Morgan Energy Partners LP
2.650% due 02/01/2019		500	505
Kraft Heinz Foods Co.
3.950% due 07/15/2025		27,059	27,487
4.375% due 06/01/2046		7,363	6,908
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023		90	77
Masco Corp.
5.950% due 03/15/2022		4,190	4,711
Minera y Metalurgica del Boleo S.A. de C.V.
2.875% due 05/07/2019		3,900	3,945
Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025		2,072	2,069
5.500% due 10/01/2021		200	208
Norwegian Air Shuttle ASA Pass Through Trust
4.875% due 11/10/2029		17,994	18,281

See Accompanying Notes	5

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Novasep Holding S.A.S.
8.000% due 05/31/2019	EUR	367	$376
NXP BV
4.125% due 06/15/2020		$1,200	1,250
OGX Austria GmbH
8.375% due 04/01/2022 ^		39,820	4
8.500% due 06/01/2018 ^		136,860	3
OI European Group BV
3.125% due 11/15/2024	EUR	6,300	6,726
Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$14,842	15,491
5.500% due 02/15/2024		3,558	3,709
Pearson PLC
4.625% due 06/15/2018		200	205
Petroleos de Venezuela S.A.
5.375% due 04/12/2027		33,529	11,618
6.000% due 11/15/2026		10,300	3,632
Petroleos Mexicanos
5.375% due 03/13/2022		3,780	3,977
6.375% due 02/04/2021		100	109
6.375% due 01/23/2045		400	391
6.500% due 03/13/2027		26,212	28,230
Pioneer Natural Resources Co.
6.875% due 05/01/2018		1,300	1,367
7.500% due 01/15/2020		300	340
PropCo
8.000% due 04/15/2023 (j)		78,920	80,375
Quintiles IMS, Inc.
3.250% due 03/15/2025	EUR	13,700	14,553
QVC, Inc.
4.450% due 02/15/2025		$2,609	2,534
4.850% due 04/01/2024		1,570	1,582
5.450% due 08/15/2034		3,620	3,347
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		400	412
Rockies Express Pipeline LLC
6.000% due 01/15/2019		100	105
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	50,689	76,691
Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		$20,000	20,928
5.750% due 05/15/2024		5,500	6,003
5.875% due 06/30/2026		2,500	2,761
Sequa Corp.
7.000% due 12/15/2017		7,965	4,261
SFR Group S.A.
5.625% due 05/15/2024	EUR	1,800	2,043
6.000% due 05/15/2022		$8,650	8,996
6.250% due 05/15/2024		49,734	50,231
7.375% due 05/01/2026		131,377	135,811
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		25,900	25,709
2.400% due 09/23/2021		41,800	40,977
2.875% due 09/23/2023		53,000	51,491
3.200% due 09/23/2026		34,900	33,392
Smithfield Foods, Inc.
2.700% due 01/31/2020		3,420	3,422
3.350% due 02/01/2022		1,650	1,650
4.250% due 02/01/2027		2,610	2,644
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017		22,529	22,585
Spirit Issuer PLC
3.042% due 12/28/2031	GBP	12,786	15,393
5.472% due 12/28/2028		27,820	36,828
6.582% due 12/28/2027		16,389	22,555
Sprint Spectrum Co. LLC
3.360% due 03/20/2023		$12,800	12,832
Sydney Airport Finance Co. Pty. Ltd.
3.625% due 04/28/2026		8,400	8,376
3.900% due 03/22/2023		9,500	9,838
Symantec Corp.
5.000% due 04/15/2025		5,514	5,649
T-Mobile USA, Inc.
4.000% due 04/15/2022		10,260	10,491
Team Health Holdings, Inc.
6.375% due 02/01/2025		1,989	1,954
Tech Data Corp.
3.700% due 02/15/2022		3,696	3,719
4.950% due 02/15/2027		4,589	4,641
Telefonica Emisiones S.A.U.
4.103% due 03/08/2027		12,390	12,496
5.213% due 03/08/2047		20,800	21,208
Time Warner Cable LLC
6.750% due 07/01/2018		11,385	12,042
Time Warner, Inc.
3.800% due 02/15/2027		10,676	10,580

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Times Square Hotel Trust
8.528% due 08/01/2026		$1,625	$1,947
Transocean, Inc.
9.000% due 07/15/2023		4,645	4,982
Tyson Foods, Inc.
4.875% due 08/15/2034		500	513
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		1,044	1,207
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	15,734	21,994
6.542% due 03/30/2021		8,827	12,079
United Airlines Pass-Through Trust
3.100% due 01/07/2030		$15,440	15,208
4.000% due 10/11/2027		4,668	4,843
Universal Health Services, Inc.
3.750% due 08/01/2019		100	102
Valeant Pharmaceuticals International, Inc.
4.500% due 05/15/2023	EUR	9,200	7,252
5.375% due 03/15/2020		$200	179
6.500% due 03/15/2022		11,464	11,822
7.000% due 03/15/2024		21,816	22,443
Virgin Australia Pass Through Trust
5.000% due 04/23/2025		2,187	2,278
6.000% due 04/23/2022		433	441
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	9,080	11,504
Volkswagen Group of America Finance LLC
1.492% due 11/20/2017		$600	600
1.520% due 05/22/2018		1,300	1,300
WellCare Health Plans, Inc.
5.250% due 04/01/2025		12,739	13,169
Wesleyan University
4.781% due 07/01/2116		10,045	9,325
Westmoreland Coal Co.
8.750% due 01/01/2022		10,637	10,052
Wind Acquisition Finance S.A.
7.375% due 04/23/2021		200	208
Wyndham Worldwide Corp.
4.150% due 04/01/2024		4,311	4,353
4.500% due 04/01/2027		4,881	4,926
5.625% due 03/01/2021		1,000	1,096
Yellowstone Energy LP
5.750% due 12/31/2026		5,348	5,359
Zimmer Biomet Holdings, Inc.
1.414% due 12/13/2022	EUR	7,700	8,377
2.425% due 12/13/2026		12,800	14,213

			2,855,004

UTILITIES 2.8%
AT&T, Inc.
4.750% due 05/15/2046		$100	94
5.650% due 02/15/2047		8,685	9,174
BG Energy Capital PLC
6.500% due 11/30/2072		200	206
China Shenhua Overseas Capital Co. Ltd.
2.500% due 01/20/2018		6,200	6,224
E.ON International Finance BV
5.800% due 04/30/2018		5,000	5,209
Enable Midstream Partners LP
2.400% due 05/15/2019		1,250	1,239
Exelon Corp.
3.950% due 06/15/2025		1,200	1,235
4.450% due 04/15/2046		5,400	5,370
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		103,330	104,596
6.000% due 11/27/2023		283,080	306,438
Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022		3,000	3,116
4.950% due 02/06/2028 (k)		55,700	55,839
5.999% due 01/23/2021		98,967	107,113
6.510% due 03/07/2022		46,640	51,739
6.605% due 02/13/2018	EUR	10,150	11,390
7.288% due 08/16/2037		$83,399	97,551
8.146% due 04/11/2018		28,050	29,726
8.625% due 04/28/2034		125,324	164,120
8.625% due 04/28/2034 (k)		45,400	59,454
9.250% due 04/23/2019		193,277	217,112
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		17,518	9,678
Petrobras Global Finance BV
5.375% due 01/27/2021		35,474	36,621
5.625% due 05/20/2043		2,760	2,291
6.125% due 01/17/2022		28,652	30,113
6.250% due 03/17/2024		1,018	1,047
6.250% due 12/14/2026	GBP	5,700	7,320
6.625% due 01/16/2034		8,700	10,653

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.750% due 01/27/2041	$108,119	$101,740
6.850% due 06/05/2115	80,747	72,370
6.875% due 01/20/2040	31,417	30,066
7.250% due 03/17/2044	5,350	5,310
7.375% due 01/17/2027	38,647	40,954
8.375% due 05/23/2021	241,523	273,827
8.750% due 05/23/2026	35,692	41,403
Plains All American Pipeline LP
2.600% due 12/15/2019	4,800	4,800
Sierra Hamilton LLC
12.250% due 12/15/2018 ^(i)	15,300	7,029
Sprint Capital Corp.
6.900% due 05/01/2019	39,854	42,644
Sprint Communications, Inc.
7.000% due 08/15/2020	15,560	16,746
Sprint Corp.
7.125% due 06/15/2024	19,638	21,013
Tenaska Alabama Partners LP
7.000% due 06/30/2021	600	619
Terraform Global Operating LLC
9.750% due 08/15/2022	200	225
Verizon Communications, Inc.
2.137% due 03/16/2022	20,520	20,721
3.125% due 03/16/2022	41,050	41,233
4.125% due 03/16/2027	61,570	62,754
4.125% due 08/15/2046	8,410	7,284
5.250% due 03/16/2037	41,050	42,532
5.500% due 03/16/2047	23,320	24,539

		2,192,477

Total Corporate Bonds & Notes (Cost $16,866,832)		17,006,911

CONVERTIBLE BONDS & NOTES 0.0%
BANKING & FINANCE 0.0%
SL Green Operating Partnership LP
3.000% due 10/15/2017	25,000	34,500

Total Convertible Bonds & Notes (Cost $24,984)		34,500

MUNICIPAL BONDS & NOTES 0.2%
CALIFORNIA 0.0%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	4,500	6,474
University of California Revenue Bonds, Series 2011
1.284% due 07/01/2041	8,040	8,040

		14,514

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044	5,735	5,141
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	15,580	15,748
7.750% due 01/01/2042	27,720	28,535
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	9,735	9,942
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	21,905	22,523
6.725% due 04/01/2035	2,780	2,892
7.350% due 07/01/2035	11,505	12,288
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	3,545	3,238

		100,307

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	155	155

MISSOURI 0.1%
Missouri Higher Education Loan Authority Revenue Bonds, (AMBAC Insured), Series 1995
0.931% due 02/15/2025	22,400	21,043
Missouri Higher Education Loan Authority Revenue Bonds, (AMBAC Insured), Series 1996
0.911% due 08/15/2025	23,250	21,842

6	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Missouri Higher Education Loan Authority Revenue Bonds, (AMBAC Insured), Series 2006
0.980% due 06/01/2046	$14,375	$13,505

		56,390

NEW YORK 0.0%
Westchester Tobacco Asset Securitization, New York Revenue Notes, Series 2016
2.625% due 06/01/2018	1,395	1,399

TEXAS 0.0%
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	350	373

Total Municipal Bonds & Notes (Cost $170,530)		173,138

U.S. GOVERNMENT AGENCIES 11.4%
Fannie Mae
0.719% due 02/25/2022 (a)	238,846	6,644
0.855% due 09/25/2022 (a)	95,064	3,517
0.859% due 12/25/2036	99	96
1.085% due 09/25/2018 (a)	121,512	670
1.102% due 03/25/2034	26	26
1.116% due 09/25/2022	2	2
1.132% due 08/25/2034	11	11
1.202% due 09/25/2031	2,438	2,373
1.332% due 03/25/2044	14	14
1.378% due 04/18/2028 - 09/18/2031	7	8
1.382% due 11/25/2021 - 08/25/2036	34	34
1.432% due 07/25/2021	3	3
1.585% due 11/01/2028	17	17
1.682% due 08/25/2022	3	3
1.782% due 05/25/2022	1	1
1.814% due 10/01/2044	6	6
1.832% due 05/25/2018 - 10/25/2020	5	6
1.848% due 09/01/2017 - 03/01/2033	25	25
1.849% due 11/01/2020	12	12
1.853% due 10/01/2017 - 07/01/2018	4	4
1.856% due 03/01/2020	2	2
1.875% due 08/01/2018	7	7
1.882% due 05/25/2021 - 10/25/2021	12	13
1.900% due 04/25/2023	3	3
2.014% due 10/01/2040	45	46
2.170% due 01/01/2019	2	2
2.182% due 01/25/2024	8	9
2.200% due 08/01/2017	1	1
2.260% due 03/25/2022	5	5
2.282% due 11/25/2021	9	10
2.289% due 01/25/2022 (a)	45,572	3,053
2.306% due 07/01/2032	134	137
2.310% due 09/25/2022 - 02/01/2034	1,038	1,079
2.340% due 12/01/2035	19	19
2.360% due 01/25/2022	11	11
2.385% due 12/01/2034	187	194
2.400% due 11/01/2033	11	12
2.480% due 01/01/2018	1	1
2.500% due 07/01/2017 - 08/25/2042	60,365	60,377
2.523% due 06/01/2025	1	1
2.534% due 07/01/2019	7	8
2.570% due 02/01/2032	8	8
2.578% due 12/01/2027	1	1
2.663% due 07/01/2032	8	8
2.686% due 09/01/2035	10	11
2.690% due 05/01/2024	27	27
2.696% due 07/01/2025	1	1
2.703% due 09/01/2033	4	5
2.750% due 09/01/2024	69	70
2.773% due 05/01/2018	2	2
2.792% due 11/01/2033	41	43
2.795% due 10/01/2025	13	14
2.803% due 04/01/2032	45	47
2.805% due 05/01/2024	62	63
2.822% due 12/01/2033	19	20
2.832% due 08/01/2033	62	65
2.840% due 12/01/2032	1	1
2.849% due 04/01/2033	4	4
2.855% due 04/01/2024 - 08/01/2032	11	11
2.866% due 04/01/2028	11	11
2.895% due 11/01/2029 - 09/01/2031	97	101
2.914% due 03/01/2033	209	216
2.930% due 03/01/2036	12	12
2.948% due 10/01/2032	10	11
2.952% due 09/01/2024	3	3
2.997% due 01/01/2029	15	16

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.000% due 11/01/2021 - 04/01/2047	$266,692	$267,081
3.000% due 10/01/2022 - 12/01/2046 (k)	58,381	58,597
3.000% due 06/25/2042 (a)	9,367	1,224
3.020% due 06/01/2032	78	80
3.069% due 10/01/2034	160	163
3.098% due 10/01/2025	2	2
3.100% due 01/01/2026 (k)	30,000	30,496
3.125% due 07/01/2017 - 01/01/2018	1	0
3.146% due 09/01/2030	25	27
3.159% due 10/01/2033	1	1
3.165% due 10/01/2035	236	237
3.170% due 03/01/2034	12	12
3.237% due 10/01/2036	5	5
3.275% due 02/01/2032	15	15
3.325% due 07/01/2036	17	18
3.425% due 01/01/2035	124	125
3.500% due 08/01/2026 - 04/01/2047	893,946	915,314
3.500% due 02/25/2043 (a)	17,969	4,126
3.500% due 08/01/2045 - 02/01/2047 (k)	1,316,246	1,347,669
3.840% due 08/01/2021 (k)	18,347	19,437
3.875% due 09/01/2024	32	32
4.000% due 03/01/2034 - 04/01/2047	159,346	167,324
4.000% due 10/01/2040 - 03/01/2042 (k)	145,956	154,577
4.000% due 12/25/2042 (a)	3,640	657
4.005% due 12/01/2027	7	7
4.500% due 11/01/2023 - 01/01/2042	19,473	20,609
4.500% due 05/01/2039 (k)	45,432	49,345
4.500% due 12/25/2042 (a)	3,173	642
4.632% due 04/01/2027	66	66
4.868% due 03/25/2041 (a)	7,975	1,108
4.975% due 09/01/2022	16	16
4.982% due 05/25/2025	6,381	6,713
5.000% due 08/25/2033 - 06/25/2043	100,277	111,505
5.048% due 06/25/2037 (a)	1,292	227
5.068% due 03/25/2037 (a)	2,290	378
5.088% due 12/25/2036 - 02/25/2037 (a)	3,322	490
5.118% due 04/25/2037 (a)	2,332	330
5.128% due 04/25/2037 (a)	3,632	544
5.168% due 08/25/2035 - 02/25/2043 (a)	14,962	2,217
5.318% due 01/25/2038 (a)	5,606	712
5.368% due 01/25/2040 (a)	6,684	1,104
5.398% due 03/25/2037 (a)	6,831	1,106
5.418% due 05/25/2037 (a)	2,173	347
5.428% due 06/25/2037 (a)	7,620	1,385
5.448% due 09/01/2018	2	2
5.458% due 04/25/2037 (a)	45,354	8,177
5.468% due 12/25/2037 - 10/25/2039 (a)	10,723	1,485
5.500% due 08/01/2023 - 06/01/2048	22,552	25,057
5.518% due 02/25/2037 (a)	5,130	764
5.568% due 10/25/2036 - 06/25/2040 (a)	6,007	1,013
5.618% due 11/25/2035 (a)	1,400	193
5.668% due 11/25/2036 - 04/25/2037 (a)	9,762	979
5.718% due 03/25/2036 (a)	4,398	698
5.808% due 04/25/2037 (a)	3,738	630
6.000% due 06/25/2029 - 03/01/2040	22,076	25,080
6.000% due 09/01/2040 (k)	16,071	18,174
6.018% due 02/25/2038 (a)	14,737	2,476
6.218% due 02/25/2037 (a)	1,302	252
6.290% due 02/25/2029	309	327
6.500% due 06/25/2028 - 02/01/2036	357	409
6.553% due 06/25/2042	29	33
6.850% due 12/18/2027	10	11
6.900% due 05/25/2023	28	31
7.000% due 07/25/2022 - 01/25/2048	540	610
7.500% due 07/25/2022 - 06/25/2042	76	87
7.587% due 01/17/2040	211	219
8.000% due 07/25/2022	1	1
8.037% due 08/25/2043	202	223
8.500% due 06/25/2030	213	259
8.600% due 08/25/2019	23	24
14.625% due 03/25/2038	1,331	1,762
17.167% due 04/25/2023 (a)	36	12

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Fannie Mae, TBA
2.500% due 04/01/2032 - 05/01/2032	$131,000	$131,039
3.000% due 04/01/2032 - 05/01/2047	1,922,825	1,913,829
3.500% due 04/01/2047	409,900	419,347
4.000% due 05/01/2047	2,000	2,094
Freddie Mac
0.100% due 05/25/2020 (a)	325,594	804
0.564% due 01/25/2021 (a)	94,763	1,783
0.727% due 03/25/2020 (a)	43,220	712
0.816% due 01/25/2023 (a)	185,039	7,035
1.112% due 03/15/2031	22	22
1.130% due 01/15/2038	84,004	83,703
1.242% due 08/25/2031	19	19
1.315% due 06/25/2021 (a)	57,030	2,409
1.342% due 11/25/2019 (a)	120,632	3,263
1.365% due 12/25/2021 (a)	105,541	5,540
1.515% due 03/25/2019 (a)	50,081	1,218
1.547% due 10/25/2018 (a)	64,718	1,290
1.718% due 09/25/2018 (a)	29,906	627
1.782% due 03/25/2029	17,535	17,567
1.788% due 01/15/2038 (a)	84,004	4,850
1.875% due 01/01/2020	4	4
2.014% due 07/25/2044	14	15
2.175% due 06/01/2019	7	7
2.250% due 04/01/2017	1	1
2.282% due 03/25/2029	5,000	5,017
2.332% due 03/25/2029	20,300	20,449
2.397% due 02/01/2018	2	2
2.495% due 08/01/2034	1	2
2.500% due 08/01/2027 (k)	20,871	21,136
2.502% due 10/15/2023	230	238
2.517% due 05/01/2035	62	65
2.530% due 11/01/2017	1	1
2.600% due 06/01/2033	9	9
2.628% due 04/01/2036	14	15
2.640% due 02/01/2033	2	2
2.692% due 02/01/2037	8	8
2.715% due 08/01/2024	3	3
2.724% due 10/01/2032	43	45
2.730% due 09/01/2031 - 09/01/2033	297	308
2.738% due 09/01/2034	37	39
2.750% due 07/01/2017	3	3
2.760% due 07/01/2025	47	48
2.762% due 05/01/2019	40	41
2.775% due 05/01/2037	10	10
2.785% due 01/01/2035	116	123
2.795% due 09/01/2023	5	5
2.803% due 03/01/2031	22	23
2.804% due 07/01/2034	93	98
2.812% due 05/01/2033	24	26
2.813% due 01/01/2033	10	11
2.818% due 09/01/2037 (k)	56,651	60,033
2.834% due 05/01/2029	37	38
2.848% due 11/01/2031 - 01/01/2033	49	52
2.863% due 04/01/2033	2	2
2.875% due 09/01/2032	32	33
2.883% due 12/01/2034	17	18
2.897% due 11/01/2036	3	3
2.915% due 01/01/2037	275	286
2.950% due 09/01/2036	1	1
2.964% due 09/01/2033	5	5
2.965% due 11/01/2029	176	186
2.979% due 03/01/2032	242	251
3.000% due 03/15/2027 - 12/15/2042 (a)	73,186	11,254
3.000% due 08/01/2045 - 03/01/2047	117,395	116,415
3.000% due 11/01/2046 - 03/01/2047 (k)	2,188,427	2,170,106
3.008% due 09/01/2037	4	4
3.013% due 08/01/2036	1	2
3.021% due 09/01/2024	14	14
3.037% due 04/01/2036	11	11
3.040% due 02/01/2036	11	11
3.054% due 09/01/2037	8	8
3.055% due 09/01/2037	10	10
3.080% due 01/25/2019 (a)	22,550	742
3.117% due 08/01/2037	2	2
3.120% due 09/01/2037	3	3
3.131% due 06/01/2037	3	4
3.156% due 01/01/2035	62	65
3.182% due 10/25/2028	2,250	2,292
3.214% due 03/01/2025	20	20
3.250% due 10/01/2024	29	29
3.269% due 07/01/2033	37	39
3.317% due 12/01/2037	5	5

See Accompanying Notes	7

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.425% due 12/01/2033	$122	$130
3.484% due 11/01/2035	113	120
3.500% due 08/15/2042	8,216	8,161
3.500% due 12/15/2042 (a)	15,615	3,128
3.615% due 06/25/2041 (a)	3,500	458
3.628% due 08/01/2035	12	12
4.000% due 04/15/2019 - 01/15/2041	20,176	21,457
4.232% due 05/25/2025	7,050	7,469
4.282% due 10/25/2027	4,050	4,348
4.308% due 03/15/2036 (a)	2,782	252
4.500% due 11/15/2040	26,691	29,564
5.000% due 02/15/2024 - 05/15/2038	9,447	10,184
5.038% due 11/15/2037 (a)	13,567	1,830
5.138% due 08/15/2037 (a)	1,938	292
5.288% due 06/15/2038 - 01/15/2042 (a)	12,071	2,128
5.500% due 08/15/2036 - 06/15/2041	62,577	69,374
5.528% due 03/15/2037 (a)	9,154	1,567
5.538% due 03/15/2037 - 06/15/2039 (a)	4,288	770
5.625% due 07/01/2037 - 10/01/2037	556	618
5.638% due 09/15/2036 (a)	4,267	733
5.658% due 09/15/2036 (a)	2,382	396
5.738% due 04/15/2036 - 05/15/2036 (a)	15,188	2,832
5.788% due 04/15/2026 (a)	1,838	213
5.838% due 01/15/2037 (a)	1,728	284
6.000% due 08/15/2018 - 02/15/2032	3,398	3,863
6.188% due 06/15/2032 (a)	1,421	49
6.238% due 08/15/2036 (a)	4,290	784
6.279% due 12/15/2042	4,057	4,024
6.288% due 07/15/2034 (a)	1,297	142
6.500% due 11/15/2021 - 04/15/2029	333	370
6.750% due 01/15/2024	8	9
7.000% due 05/15/2021 - 09/01/2047	712	793
7.250% due 09/15/2030	35	41
7.500% due 11/15/2021 - 09/15/2030	287	334
8.060% due 11/15/2043	42,416	48,966
8.076% due 01/15/2041	1,479	1,704
8.143% due 05/15/2023	11	12
8.220% due 08/15/2044	21,042	23,452
8.500% due 06/15/2031	117	135
9.000% due 09/15/2020 - 02/15/2021	14	16
9.036% due 02/15/2040	605	737
14.276% due 12/15/2031 - 02/15/2032	1,509	2,067
14.594% due 09/15/2034	1,762	1,964
17.646% due 02/15/2024	12	17
17.706% due 02/15/2024	31	42
18.038% due 11/15/2023	38	50
18.558% due 10/15/2031	38	51
Freddie Mac, TBA
3.000% due 04/01/2047	36,100	35,764
Ginnie Mae
0.000% due 11/20/2066	25,403	25,532
0.683% due 08/16/2048 (a)	22,644	759
0.924% due 10/16/2053 (a)	6,522	235
0.956% due 03/16/2051 (a)	1,362	26
0.992% due 11/16/2043 (a)	55,220	2,181
1.180% due 10/20/2062	10,577	10,511
1.250% due 03/20/2063	1,481	1,474
1.430% due 07/20/2063	23,369	23,384
1.530% due 11/20/2065 - 08/20/2066	64,448	64,400
1.550% due 10/20/2066	20,752	20,760
1.560% due 09/20/2066	10,685	10,694
1.580% due 05/20/2066 - 09/20/2066	144,640	144,916
1.610% due 08/20/2066	17,614	17,677
1.630% due 04/20/2066	20,291	20,386
1.780% due 03/20/2066 - 01/20/2067	52,661	53,324
1.930% due 03/20/2066	12,339	12,587
2.000% due 02/20/2024 - 01/20/2035	175	180
2.125% due 06/20/2022 - 06/20/2032	195	200
2.250% due 10/20/2025 - 12/20/2033	93	96

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.625% due 08/20/2033	$9	$9
3.500% due 01/20/2042 - 03/20/2043 (a)	6,593	837
4.000% due 06/20/2039 - 09/20/2046	5,409	5,720
4.000% due 03/20/2043 (a)	4,823	734
5.000% due 07/20/2033	438	480
5.172% due 03/20/2043 (a)	48,612	4,432
5.500% due 04/20/2037	86	103
5.625% due 07/20/2037 - 01/20/2038	568	626
6.100% due 06/15/2028 - 03/15/2029	658	744
6.490% due 01/15/2028 - 01/15/2029	737	837
24.751% due 03/20/2031	374	595
Small Business Administration
5.370% due 04/01/2028	540	586
7.190% due 12/01/2019	50	52
7.590% due 01/01/2020	22	23
Vendee Mortgage Trust
6.500% due 09/15/2024	83	91

Total U.S. Government Agencies (Cost $9,017,328)		9,058,037

U.S. TREASURY OBLIGATIONS 31.1%
U.S. Treasury Bonds
2.250% due 08/15/2046	4,400	3,723
2.500% due 05/15/2046	3,500	3,133
2.875% due 08/15/2045	19,300	18,715
2.875% due 11/15/2046 (k)	542,700	526,493
3.125% due 02/15/2043	73,046	74,497
3.625% due 08/15/2043 (k)	486,288	541,471
3.625% due 02/15/2044 (k)(o)	272,200	303,285
3.750% due 11/15/2043 (k)	391,610	445,594
4.375% due 05/15/2040 (o)	54,000	67,050
4.500% due 08/15/2039	75,300	95,103
U.S. Treasury Inflation Protected Securities (g)
0.125% due 04/15/2020 (m)(o)	34,120	34,640
0.125% due 07/15/2026	19,341	18,885
0.250% due 01/15/2025	769	763
0.375% due 01/15/2027	22,728	22,648
0.625% due 07/15/2021 (k)(m)	311,609	323,395
0.625% due 01/15/2026	10,640	10,842
0.625% due 02/15/2043 (o)	4,754	4,429
0.750% due 02/15/2042 (o)	86,200	83,052
0.875% due 02/15/2047 (k)	2,716	2,678
1.375% due 02/15/2044	77,674	85,801
2.000% due 01/15/2026	11,911	13,528
2.375% due 01/15/2025	1,096,125	1,265,122
2.500% due 01/15/2029	21,184	25,934
U.S. Treasury Notes
1.125% due 08/31/2021 (m)(o)	98,000	94,951
1.125% due 09/30/2021 (k)	726,440	702,774
1.375% due 10/31/2020 (m)(o)	336,100	332,444
1.375% due 04/30/2021 (m)(o)	248,900	244,734
1.375% due 08/31/2023 (k)(o)	719,771	685,779
1.375% due 09/30/2023 (k)	694,000	660,439
1.500% due 01/31/2022 (m)(o)	6,800	6,666
1.625% due 02/15/2026 (o)	3,307	3,109
1.750% due 12/31/2020 (k)(m)(o)	765,400	766,013
1.750% due 11/30/2021 (k)	731,000	726,260
1.750% due 03/31/2022 (o)	104,100	103,120
1.750% due 05/15/2023 (k)	871,930	853,010
1.875% due 01/31/2022 (k)	289,000	288,379
1.875% due 02/28/2022 (k)	1,215,400	1,212,812
1.875% due 08/31/2022 (k)(o)	382,200	379,274
2.000% due 08/31/2021 (k)(m)(o)	419,900	422,221
2.000% due 10/31/2021 (k)	785,300	788,920
2.000% due 02/15/2025 (k)(o)	406,928	397,899
2.000% due 11/15/2026 (k)	597,640	577,295
2.125% due 08/31/2020 (m)(o)	76,900	78,114
2.125% due 06/30/2021 (m)(o)	176,400	178,515
2.125% due 08/15/2021 (k)(m)	553,900	560,478
2.125% due 09/30/2021 (k)(m)(o)	509,800	515,097

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.125% due 12/31/2021 (k)		$562,600	$567,918
2.125% due 06/30/2022		317,000	319,179
2.125% due 12/31/2022 (k)		650,000	651,549
2.125% due 02/29/2024 (k)		2,435,000	2,421,637
2.125% due 05/15/2025 (k)(o)		355,515	350,134
2.250% due 07/31/2021 (k)		769,800	782,549
2.250% due 12/31/2023 (k)		2,874,110	2,884,215
2.250% due 01/31/2024 (k)		139,970	140,388
2.250% due 11/15/2025 (k)(o)		420,570	416,980
2.750% due 11/15/2023		1,556,900	1,611,940
3.625% due 02/15/2021 (m)(o)		46,300	49,575

Total U.S. Treasury Obligations (Cost $25,148,157)			24,745,148

NON-AGENCY MORTGAGE-BACKED SECURITIES 17.3%
Adjustable Rate Mortgage Trust
1.162% due 08/25/2036		127	90
1.482% due 10/25/2035		236	226
1.482% due 03/25/2036		1,247	708
1.522% due 11/25/2035		8,042	7,149
1.522% due 01/25/2036		1,457	1,247
2.132% due 01/25/2035		11,256	9,177
3.089% due 08/25/2036		8,729	5,708
3.104% due 01/25/2036 ^		460	424
3.170% due 07/25/2035		3,808	3,482
3.192% due 11/25/2035 ^		1,078	913
3.237% due 11/25/2035 ^		394	342
3.274% due 11/25/2035 ^		2,458	2,222
3.319% due 01/25/2036 ^		13,490	12,044
3.327% due 01/25/2036		2,344	2,039
3.362% due 09/25/2035		2,527	2,114
3.385% due 05/25/2035		9,253	9,145
3.502% due 02/25/2036		3,522	3,069
3.683% due 03/25/2036		26,521	19,149
American General Mortgage Loan Trust
0.000% due 09/25/2048 (f)		521,631	533,885
American Home Mortgage Assets Trust
1.172% due 05/25/2046 ^		17,232	13,319
1.172% due 12/25/2046 ^		46,608	35,900
1.172% due 06/25/2047 ^		217	160
1.192% due 10/25/2046		362	242
1.558% due 11/25/2046		130,815	67,805
6.250% due 06/25/2037		14,586	11,453
American Home Mortgage Investment Trust
1.282% due 11/25/2045		466	366
1.282% due 05/25/2047		5,600	993
2.857% due 10/25/2034		3,294	3,177
2.987% due 09/25/2035		54,250	36,930
3.111% due 11/25/2045 ^		50,110	37,978
3.112% due 12/25/2035		456	293
3.225% due 10/25/2034		229	230
3.361% due 02/25/2045		20,274	20,511
3.362% due 06/25/2045		671	669
5.408% due 09/25/2035		43,310	35,397
Angel Oak Mortgage Trust LLC
4.500% due 11/25/2045		5,872	5,909
Asti Finance SRL
0.381% due 05/27/2050	EUR	8,699	9,287
AyT Hipotecario FTA
0.040% due 03/18/2035		1,220	1,293
AyT Hipotecario Mixto Fondo de Titulizacion de Activos
0.015% due 09/15/2035		1,245	1,323
BAMLL Commercial Mortgage Securities Trust
1.133% due 07/05/2043 (a)		$4,493	276
2.132% due 01/15/2028		3,000	3,011
3.418% due 07/05/2043		5,156	5,290
Banc of America Alternative Loan Trust
1.382% due 05/25/2035 ^		1,251	1,001
1.382% due 06/25/2046 ^		85	65
4.750% due 02/25/2019		8	8
5.500% due 07/25/2020 ^		47	46
5.500% due 10/25/2033		10,098	10,328
5.500% due 12/25/2035 ^		219	201
5.750% due 04/25/2034		747	757
5.988% due 11/25/2021 ^		600	531
6.000% due 03/25/2021 ^		33	31
6.000% due 06/25/2034		12,658	13,249
6.000% due 07/25/2034		12,093	12,680
6.000% due 11/25/2034		51	54
6.000% due 12/25/2034		51	53
6.000% due 07/25/2035 ^		10,816	10,341
6.000% due 08/25/2035		11,284	11,395
6.000% due 08/25/2035 ^		1,742	1,524
6.000% due 01/25/2036 ^		27,638	26,228
6.000% due 03/25/2036 ^		5,511	5,394
6.000% due 06/25/2046 ^		361	323
6.000% due 07/25/2046 ^		1,324	1,125

8	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Banc of America Funding Trust
1.138% due 02/20/2047		$11,217	$10,465
1.258% due 05/20/2036		97,554	45,854
1.262% due 07/25/2037		27,551	25,450
1.265% due 05/26/2037		30,391	19,951
1.268% due 07/20/2036		3,637	3,617
1.272% due 07/25/2037		22,814	21,009
1.288% due 09/20/2035 ^		6,693	4,623
1.482% due 07/25/2036 ^		71	50
2.046% due 06/20/2035 ^		1,167	752
2.982% due 12/20/2034		411	328
3.102% due 05/25/2035		61	57
3.116% due 03/20/2035		546	549
3.162% due 07/20/2036		9,025	8,793
3.177% due 05/20/2036 ^		411	373
3.308% due 09/20/2046 ^		2,979	2,428
3.309% due 09/20/2035		43	42
3.313% due 11/20/2035		6,353	4,760
3.395% due 09/20/2035 ^		622	497
3.406% due 05/20/2034		800	796
3.433% due 04/20/2035		393	347
3.500% due 01/20/2047 ^		274	240
3.551% due 10/20/2046 ^		395	295
3.561% due 03/20/2036		111	99
3.634% due 03/20/2036		764	637
5.500% due 09/25/2034		85	87
5.500% due 01/26/2036		7,459	7,337
5.500% due 03/25/2036 ^		192	181
5.888% due 04/25/2037 ^		637	552
6.000% due 09/25/2036 ^		4,702	4,231
6.000% due 08/25/2037 ^		13,170	11,548
6.000% due 10/26/2037		17,267	15,311
Banc of America Mortgage Trust
3.123% due 08/25/2034		528	527
3.172% due 07/25/2034		30	31
3.196% due 09/25/2034		3,382	3,317
3.207% due 07/25/2035 ^		1,608	1,499
3.226% due 09/25/2035 ^		1,255	1,208
3.240% due 06/25/2035		582	547
3.244% due 10/25/2035 ^		49	45
3.245% due 05/25/2034		736	739
3.246% due 06/25/2035		157	153
3.252% due 05/25/2035 ^		11,309	10,840
3.258% due 09/25/2033		3,937	3,902
3.275% due 12/25/2034		179	174
3.302% due 11/25/2035 ^		855	774
3.308% due 05/25/2033		29	29
3.309% due 09/25/2035		125	123
3.392% due 12/25/2033		121	119
3.406% due 05/25/2033		4	4
3.426% due 11/25/2035 ^		430	400
3.446% due 11/20/2046 ^		77	64
3.449% due 02/25/2036 ^		4,922	4,575
3.464% due 04/25/2035 ^		862	808
3.475% due 04/25/2034		33	33
3.490% due 11/25/2034		118	115
3.514% due 02/25/2035		556	550
3.529% due 12/25/2033		86	85
3.547% due 03/25/2034		11	11
3.605% due 03/25/2035		3,319	3,237
3.612% due 01/25/2034		372	371
3.621% due 02/25/2035		371	365
3.622% due 07/20/2032		31	31
3.625% due 04/25/2033		132	132
3.681% due 01/25/2036 ^		399	351
3.856% due 02/25/2033		77	76
4.030% due 03/25/2033		292	290
5.000% due 08/25/2019		14	14
5.250% due 07/25/2035		336	317
5.500% due 09/25/2035 ^		374	355
5.500% due 09/25/2035		1,871	1,774
5.500% due 10/25/2035 ^		854	840
5.500% due 11/25/2035 ^		3,032	2,966
6.000% due 09/25/2037 ^		460	447
6.000% due 07/25/2046		8,495	7,563
6.500% due 10/25/2031		42	43
6.500% due 09/25/2033		28	28
Bankinter Fondo de Titulizacion de Activos
0.353% due 12/15/2040	EUR	3,950	4,162
Bayview Commercial Asset Trust
1.262% due 01/25/2037		$109	100

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
BCAP LLC Trust
0.898% due 08/26/2036		$18,972	$14,181
0.938% due 06/26/2036		20,087	18,706
0.948% due 02/26/2037		7,446	5,738
0.981% due 07/26/2036		363	283
1.018% due 11/26/2036		6,893	2,708
1.058% due 05/26/2037		16,626	13,238
1.098% due 05/26/2037		21,183	15,345
1.152% due 01/25/2037 ^		794	670
1.202% due 05/25/2047 ^		10,253	8,425
1.245% due 11/27/2047		66,740	46,456
2.638% due 11/26/2035		2,103	1,996
2.643% due 06/26/2037		17,393	15,300
2.878% due 05/26/2036		637	625
3.068% due 10/26/2033		19	16
3.080% due 02/26/2036		74	68
3.099% due 03/26/2035		68	59
3.165% due 09/26/2035		45	36
3.174% due 06/26/2035		135	121
3.177% due 11/27/2037		10,265	10,170
3.198% due 10/26/2035		9,531	7,372
3.319% due 02/26/2036		6,129	5,110
3.366% due 10/26/2035		16,998	17,126
3.409% due 12/20/2035		16,784	10,367
3.433% due 05/26/2047		17,390	14,775
5.034% due 01/26/2036		3,852	2,639
5.250% due 02/26/2036		1,632	1,372
5.250% due 04/26/2037		3,190	3,130
5.750% due 04/25/2037		9,884	8,490
5.999% due 08/26/2037		14,011	12,013
6.000% due 07/26/2036		20,517	15,933
6.236% due 08/26/2022		167	151
6.625% due 04/26/2037		8,948	7,027
7.059% due 12/26/2036		12,104	8,644
BCAP Ltd.
2.643% due 06/27/2037		9,620	7,991
BCC Mortgages PLC
0.035% due 03/12/2038	EUR	4,526	4,801
Bear Stearns Adjustable Rate Mortgage Trust
2.910% due 02/25/2036		$257	256
2.935% due 02/25/2033		5	5
3.052% due 11/25/2034		1,475	1,445
3.066% due 07/25/2034		441	443
3.095% due 02/25/2036 ^		307	287
3.106% due 08/25/2047 ^		2,873	2,437
3.121% due 08/25/2035		1,299	1,190
3.134% due 08/25/2035		14,111	14,144
3.184% due 02/25/2036 ^		7,006	6,035
3.192% due 08/25/2035		2,926	2,625
3.211% due 08/25/2035		39,863	37,393
3.277% due 08/25/2035 ^		6,507	5,977
3.285% due 10/25/2033		391	390
3.288% due 02/25/2036 ^		1,011	862
3.292% due 01/25/2035		1,414	1,346
3.294% due 11/25/2034		37	35
3.297% due 07/25/2036 ^		6,354	5,625
3.328% due 10/25/2034		80	79
3.346% due 01/25/2035		465	453
3.389% due 05/25/2034		79	76
3.433% due 05/25/2047 ^		1,052	997
3.441% due 02/25/2035		3,192	3,192
3.444% due 01/25/2035		113	112
3.456% due 12/25/2046		6,322	5,448
3.464% due 04/25/2034		1,697	1,645
3.466% due 03/25/2035		1,468	1,442
3.488% due 07/25/2034		425	420
3.490% due 08/25/2035 ^		28,465	26,037
3.534% due 02/25/2036 ^		173	167
3.536% due 07/25/2034		2	2
3.583% due 03/25/2035		992	948
3.684% due 04/25/2034		14	14
3.715% due 04/25/2034		791	770
3.747% due 11/25/2034		22	21
4.283% due 05/25/2037		6,019	5,435
4.627% due 06/25/2047 ^		9,589	8,851
4.706% due 08/25/2047 ^		6,660	6,356
Bear Stearns ALT-A Trust
1.142% due 02/25/2034		94	86
1.302% due 08/25/2036		26,047	21,412
1.302% due 11/25/2036 ^		6,672	6,010
1.302% due 06/25/2046 ^		22,531	19,610

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.422% due 07/25/2035		$321	$321
1.422% due 04/25/2036		11,682	11,068
1.462% due 02/25/2036		5,687	4,983
1.622% due 04/25/2034		430	415
1.622% due 07/25/2034		48	48
1.722% due 11/25/2034		98	96
1.912% due 11/25/2034		17,392	12,526
2.632% due 09/25/2034		6,446	4,914
2.707% due 07/25/2034		4,507	4,100
2.788% due 01/25/2034		61	55
2.971% due 05/25/2035		4,120	3,838
3.021% due 01/25/2035		205	184
3.024% due 02/25/2036 ^		3,369	2,879
3.045% due 02/25/2036 ^		17,473	13,964
3.053% due 09/25/2035 ^		2,450	1,885
3.109% due 04/25/2035		1,093	970
3.125% due 09/25/2034		139	135
3.125% due 05/25/2036		21,347	16,457
3.140% due 08/25/2036 ^		375	264
3.152% due 07/25/2035		74,618	67,623
3.168% due 04/25/2035		2,635	2,568
3.176% due 11/25/2036		12,536	11,233
3.182% due 02/25/2036 ^		3,619	3,045
3.196% due 08/25/2034		2,939	3,000
3.220% due 11/25/2035 ^		13,586	10,882
3.229% due 09/25/2047 ^		38,698	27,585
3.236% due 11/25/2035 ^		24,844	20,554
3.239% due 01/25/2036 ^		13,089	11,432
3.254% due 05/25/2036 ^		15,188	10,629
3.272% due 09/25/2035		10,971	9,466
3.274% due 06/25/2034		1,402	1,401
3.306% due 01/25/2035		475	359
3.308% due 04/25/2035		2,218	2,159
3.308% due 01/25/2036		64,051	59,503
3.309% due 02/25/2034		256	262
3.311% due 10/25/2035		52,023	49,801
3.384% due 09/25/2035 ^		16,230	13,299
3.387% due 03/25/2036 ^		17,721	13,689
3.404% due 05/25/2035		567	559
3.418% due 05/25/2036 ^		17	13
3.430% due 04/25/2035		1,496	1,400
3.449% due 01/25/2047		4,925	3,681
3.484% due 09/25/2034		146	144
3.527% due 08/25/2036 ^		5,879	4,351
3.660% due 05/25/2036		25,944	18,669
4.768% due 07/25/2035 ^		20,801	16,618
Bear Stearns Asset-Backed Securities Trust
1.212% due 04/25/2036		21,955	21,234
1.282% due 02/25/2037		27,480	19,905
2.082% due 10/25/2033		181	178
5.500% due 06/25/2034		536	545
5.500% due 08/25/2035		7,788	7,197
5.750% due 10/25/2033		407	420
6.000% due 10/25/2035		11,599	11,097
6.250% due 12/25/2036		20,116	19,545
Bear Stearns Commercial Mortgage Securities Trust
6.087% due 06/11/2050		800	817
7.000% due 05/20/2030		3,858	3,934
Bear Stearns Deutsche Bank Trust
0.859% due 09/15/2027 (a)		71,864	1,520
Bear Stearns Mortgage Funding Trust
1.152% due 03/25/2037		120,147	99,804
1.162% due 06/25/2037		23,427	19,924
1.182% due 11/25/2036 ^		47,304	40,144
1.182% due 09/25/2046		30,505	23,763
1.192% due 06/25/2037		127,798	106,939
1.202% due 08/25/2036		26,796	21,544
Bear Stearns Structured Products, Inc. Trust
3.289% due 12/26/2046		325	281
3.504% due 01/26/2036		14,980	13,707
7.000% due 07/25/2037		40,637	30,744
Bella Vista Mortgage Trust
1.226% due 05/20/2045		407	296
Berica ABS SRL
0.019% due 12/31/2055	EUR	50,253	53,517
Berica Residential MBS SRL
0.066% due 03/31/2048		22,454	23,848
BLCP Hotel Trust
1.862% due 08/15/2029		$11,811	11,825
Bluestone Securities PLC
0.547% due 06/09/2044	GBP	27,960	34,148
Business Mortgage Finance PLC
0.051% due 08/15/2040	EUR	14,661	15,170
BXHTL Mortage Trust
2.142% due 05/15/2029		$835	837
4.141% due 05/15/2029		20,693	20,841
4.601% due 05/15/2029		42,000	42,330

See Accompanying Notes	9

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Celtic Residential Irish Mortgage Securitisation PLC
0.021% due 11/13/2047	EUR	102,195	$109,060
0.031% due 12/14/2048		57,881	61,717
0.098% due 04/10/2048		83,253	88,810
0.603% due 12/14/2048	GBP	44,719	56,000
CFCRE Commercial Mortgage Trust
1.178% due 04/15/2044 (a)		$22,863	735
1.220% due 11/10/2049 (a)		164,694	14,077
Chase Mortgage Finance Trust
3.144% due 01/25/2036 ^		1,175	1,084
3.148% due 12/25/2035 ^		1,311	1,270
3.175% due 09/25/2036 ^		35	31
3.193% due 07/25/2037		10	11
3.330% due 03/25/2037 ^		8,887	8,319
3.381% due 07/25/2037		104	104
3.409% due 02/25/2037		185	179
4.351% due 12/25/2037 ^		1,250	1,196
5.500% due 11/25/2035		2,240	2,187
6.000% due 10/25/2036 ^		915	776
6.000% due 12/25/2036		173	143
6.000% due 02/25/2037 ^		2,589	2,110
6.000% due 03/25/2037 ^		1,313	1,119
6.000% due 05/25/2037 ^		17,606	13,923
6.000% due 05/25/2037		3,147	2,516
6.250% due 10/25/2036 ^		9,180	7,589
ChaseFlex Trust
1.262% due 05/25/2037		47,894	44,438
1.322% due 08/25/2037		13,789	11,176
4.301% due 08/25/2037 ^		1,713	1,433
4.840% due 09/25/2036		10,859	10,436
6.300% due 06/25/2036		17,344	14,630
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.162% due 05/25/2036		449	405
1.212% due 05/25/2036		879	786
1.262% due 01/25/2035		1,354	1,228
1.282% due 08/25/2035		139	131
Citicorp Mortgage Securities Trust
5.500% due 10/25/2021		82	82
5.500% due 12/25/2021		26	26
5.500% due 06/25/2037		584	583
5.500% due 07/25/2037		1,227	1,197
5.750% due 06/25/2036		294	287
5.750% due 01/25/2037		1	1
6.000% due 02/25/2036		39	39
6.000% due 08/25/2036		10,400	10,642
Citigroup Commercial Mortgage Trust
1.562% due 10/10/2049 (a)		350,108	35,080
1.977% due 09/10/2031 (a)		82,715	2,264
3.349% due 02/10/2049		40,000	40,431
3.368% due 02/10/2049		51,409	52,839
5.485% due 03/17/2051		2,069	2,071
Citigroup Mortgage Loan Trust, Inc.
0.918% due 08/25/2036		20,240	7,784
0.958% due 05/25/2037		27,625	15,337
0.991% due 05/20/2047		16,039	10,576
1.052% due 01/25/2037		457	344
1.053% due 12/25/2035		8,461	5,816
1.232% due 09/25/2036		3,125	2,921
1.528% due 08/25/2035		20,900	18,177
1.932% due 09/25/2037		7,296	5,016
2.394% due 08/25/2035		1,523	1,429
2.860% due 09/25/2037		4,754	4,612
2.902% due 10/25/2046		5,649	4,913
2.990% due 03/25/2036 ^		1,120	1,066
3.040% due 05/25/2035		151	149
3.067% due 08/25/2035		1,761	1,736
3.157% due 05/25/2035		637	623
3.181% due 09/25/2037 ^		2,769	2,232
3.203% due 02/25/2034		56	54
3.207% due 11/25/2036 ^		931	796
3.210% due 06/25/2036 ^		5,323	4,848
3.229% due 11/25/2036 ^		14,962	12,312
3.303% due 03/25/2035		8,164	7,072
3.327% due 12/25/2035 ^		495	349
3.337% due 10/25/2035 ^		89	75
3.343% due 07/25/2036 ^		5,962	4,863
3.484% due 03/25/2037 ^		2,896	2,505
3.511% due 03/25/2036 ^		9,672	9,509
3.534% due 03/25/2034		740	734
3.604% due 07/25/2036		12,955	10,969
3.633% due 10/25/2035 ^		4,542	3,817
5.250% due 03/25/2037 ^		5,873	4,623
5.500% due 12/25/2035 ^		102	99
5.750% due 09/25/2021		10,449	10,538
5.750% due 04/25/2047 ^		6,978	5,373

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.000% due 05/25/2035		$9,520	$10,151
6.000% due 12/25/2036		46,054	46,377
6.000% due 05/25/2037		4,510	3,266
6.250% due 11/25/2037		3,148	2,657
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.212% due 09/25/2035 ^		986	809
CitiMortgage Alternative Loan Trust
4.468% due 02/25/2037 ^(a)		4,286	722
5.500% due 11/25/2021		139	139
5.500% due 04/25/2022 ^		3,768	3,809
5.750% due 12/25/2036 ^		777	679
5.750% due 03/25/2037 ^		1,281	1,137
6.000% due 07/25/2036 ^		687	640
6.000% due 06/25/2037 ^		9,013	7,843
6.000% due 10/25/2037 ^		5,670	5,150
Clavis Securities PLC
0.000% due 12/15/2031	EUR	9,687	9,876
0.514% due 12/15/2032	GBP	1,231	1,488
CNL Commercial Mortgage Loan Trust
1.412% due 05/15/2031		$1,096	997
COBALT Commercial Mortgage Trust
5.880% due 05/15/2046		12,473	12,522
Commercial Mortgage Pass-Through Certificates
3.955% due 02/10/2047		3,400	3,586
Commercial Mortgage Trust
0.152% due 04/10/2047 (a)		58,814	653
0.273% due 05/25/2019 (a)		898,488	3,868
0.372% due 07/10/2046 (a)		48,219	2,108
1.244% due 08/10/2047 (a)		258,957	15,661
1.490% due 10/10/2049 (a)		231,829	22,162
1.847% due 06/08/2030		854	850
1.963% due 07/10/2046 (a)		5,398	280
2.482% due 02/13/2032		4,000	4,024
3.140% due 10/10/2036		13,000	12,823
3.546% due 06/10/2047		8,600	8,815
3.550% due 02/10/2049		22,000	22,812
Core Industrial Trust
3.040% due 02/10/2034		47,820	48,875
Countrywide Alternative Loan Resecuritization Trust
6.000% due 11/25/2034		2,843	2,948
6.000% due 05/25/2036 ^		122	102
6.000% due 08/25/2037 ^		3,326	2,625
Countrywide Alternative Loan Trust
1.058% due 12/25/2035		621	553
1.102% due 06/25/2036		2,695	2,267
1.102% due 11/25/2036		24,683	22,503
1.122% due 06/25/2037		28,529	25,536
1.134% due 09/25/2034		483	430
1.142% due 06/25/2036		30,969	22,796
1.142% due 11/25/2036		30,327	25,262
1.142% due 01/25/2037		50,243	42,167
1.142% due 07/25/2046		20,489	16,533
1.142% due 12/25/2046 ^		7,464	7,203
1.142% due 09/25/2047		48,550	45,482
1.152% due 11/25/2036		19,643	17,945
1.152% due 01/25/2037 ^		16,239	15,120
1.158% due 02/20/2047 ^		25,210	18,392
1.162% due 11/25/2036		20,639	18,508
1.162% due 05/25/2047		14,225	12,171
1.168% due 03/20/2047		44,660	31,208
1.172% due 09/25/2046 ^		63,193	49,208
1.172% due 10/25/2046		5,648	4,940
1.173% due 12/20/2046 ^		69,799	56,562
1.178% due 07/20/2046 ^		14,019	7,437
1.182% due 02/25/2036		3,625	3,045
1.188% due 05/20/2046 ^		38,325	28,887
1.188% due 09/20/2046		7,542	4,897
1.192% due 05/25/2035		1,538	1,292
1.192% due 07/25/2046		11,404	9,764
1.192% due 04/25/2047		26,542	19,142
1.202% due 05/25/2035		6,032	4,953
1.202% due 09/25/2047		32,933	27,608
1.232% due 12/25/2035		13,813	10,833
1.242% due 07/25/2035		627	545
1.242% due 08/25/2035		17,088	10,203
1.252% due 02/25/2036		2,392	2,070
1.262% due 02/25/2037		28,556	23,613
1.272% due 11/25/2035		4,422	3,561
1.272% due 02/25/2036 ^		16,221	12,859
1.272% due 05/25/2036		10,956	9,333
1.292% due 08/25/2035 ^		2,212	1,755
1.292% due 10/25/2035		114	101
1.292% due 11/25/2035		6,533	5,440
1.296% due 11/20/2035		13,494	10,840
1.306% due 11/20/2035		51,758	44,015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.312% due 09/25/2035	$6,354	$5,158
1.312% due 10/25/2035	2,920	2,306
1.332% due 09/25/2035	469	414
1.332% due 10/25/2035 ^	29,564	21,108
1.352% due 02/25/2037 ^	621	226
1.382% due 08/25/2035	1,954	1,280
1.382% due 06/25/2036 ^	136	85
1.482% due 12/25/2035 ^	3,682	2,634
1.482% due 04/25/2036	11,656	5,730
1.532% due 11/25/2035	7,084	5,015
1.638% due 12/25/2035	14,333	12,957
1.738% due 08/25/2035 ^	208	145
1.752% due 11/25/2035	7,249	6,389
1.782% due 01/25/2036 ^	4,134	3,392
1.948% due 07/20/2035	8,114	6,809
1.982% due 08/25/2035 ^	7,768	5,480
2.002% due 10/25/2034	9,423	7,930
2.038% due 08/25/2035	383	334
2.198% due 08/25/2035	8,555	7,723
2.281% due 05/25/2035	6,116	4,008
2.283% due 06/25/2035	566	507
2.557% due 02/25/2035	10,010	9,560
2.632% due 08/25/2034	6,331	5,917
2.632% due 10/25/2034	7,642	6,050
2.688% due 10/20/2035	40,941	28,701
2.708% due 10/20/2035	33,925	26,378
2.997% due 08/25/2036	1,303	1,246
3.072% due 06/25/2037	207	186
3.090% due 08/25/2034 ^	11,925	10,957
3.103% due 12/25/2035	233	211
3.108% due 12/25/2034	15,565	15,629
3.174% due 11/25/2035 ^	631	508
3.193% due 12/25/2035 ^	1,048	936
3.308% due 03/25/2047 ^	13,118	11,233
3.530% due 02/25/2037 ^	2,422	2,204
3.597% due 12/25/2034	8	8
3.968% due 11/25/2035 (a)	7,084	982
4.118% due 11/25/2035 ^(a)	7,218	882
4.165% due 06/25/2047	12,190	10,815
4.268% due 06/25/2036 ^(a)	16,823	2,666
4.746% due 07/25/2021 ^	13	12
5.000% due 08/25/2035 ^	2,356	2,103
5.250% due 02/25/2021 ^	335	326
5.500% due 03/25/2035	5,000	4,625
5.500% due 05/25/2035	1,000	946
5.500% due 06/25/2035 ^	381	362
5.500% due 07/25/2035 ^	144	136
5.500% due 08/25/2035	9,773	9,082
5.500% due 09/25/2035	63,442	59,617
5.500% due 11/25/2035 ^	13,697	12,905
5.500% due 11/25/2035	6,979	6,756
5.500% due 12/25/2035 ^	8,316	6,878
5.500% due 01/25/2036	34,961	34,069
5.500% due 02/25/2036 ^	1,130	982
5.500% due 02/25/2036	70,935	61,300
5.750% due 05/25/2036	607	467
5.750% due 06/25/2036 ^	7,799	6,555
5.750% due 03/25/2037	8,645	7,450
5.750% due 07/25/2037 ^	1,909	1,666
5.750% due 04/25/2047 ^	4,112	3,519
6.000% due 02/25/2034	2	2
6.000% due 02/25/2035	44,030	43,274
6.000% due 02/25/2036	83,324	71,205
6.000% due 02/25/2036 ^	65	52
6.000% due 03/25/2036	15,723	12,959
6.000% due 03/25/2036 ^	4,015	3,309
6.000% due 04/25/2036 ^	20,716	15,905
6.000% due 05/25/2036 ^	13,326	10,123
6.000% due 05/25/2036	6,201	4,782
6.000% due 06/25/2036	15,546	13,527
6.000% due 07/25/2036	20,517	17,479
6.000% due 08/25/2036 ^	7,823	6,883
6.000% due 01/25/2037 ^	2,644	2,540
6.000% due 02/25/2037 ^	5,583	3,816
6.000% due 03/25/2037 ^	5,513	4,129
6.000% due 04/25/2037 ^	11,847	8,591
6.000% due 04/25/2037	2,767	2,387
6.000% due 05/25/2037 ^	20,614	15,126
6.000% due 06/25/2037 ^	894	722
6.000% due 08/25/2037 ^	9,922	8,204
6.250% due 11/25/2036	6,381	5,063
6.250% due 12/25/2036 ^	5,134	3,620
6.250% due 11/25/2046 ^	3,828	3,060
6.500% due 05/25/2036 ^	4,861	3,718

10	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.500% due 06/25/2036 ^	$563	$440
6.500% due 08/25/2036 ^	4,133	2,757
6.500% due 09/25/2036	2,746	2,288
6.500% due 09/25/2036 ^	7,210	6,030
6.500% due 12/25/2036 ^	4,139	2,991
6.500% due 08/25/2037 ^	13,215	8,274
6.500% due 09/25/2037 ^	27,283	19,455
6.500% due 11/25/2037 ^	14,244	11,180
7.000% due 08/25/2034 ^	279	289
7.000% due 09/25/2036	34,722	19,836
7.250% due 08/25/2032	253	261
7.500% due 12/25/2034 ^	132	73
Countrywide Asset-Backed Certificates
1.222% due 04/25/2036	18,967	12,820
1.278% due 03/25/2036	14,482	12,375
Countrywide Commercial Mortgage Trust
6.208% due 11/12/2043	78,340	78,775
Countrywide Home Loan Mortgage Pass-Through Trust
0.978% due 04/25/2046	735	642
1.252% due 04/25/2035	1,083	903
1.322% due 03/25/2036	31	19
1.332% due 02/25/2036 ^	8	11
1.442% due 05/25/2035	594	494
1.482% due 05/25/2036 ^	4,704	3,019
1.522% due 03/25/2035	879	812
1.562% due 02/25/2035	137	119
1.562% due 04/25/2035	9,968	9,293
1.582% due 03/25/2035	1,781	1,540
1.582% due 05/25/2035	16,162	13,681
1.622% due 03/25/2035	35,877	30,323
1.642% due 02/25/2035	1,314	1,135
1.662% due 02/25/2035	1,890	1,664
1.722% due 02/25/2035	14,154	11,737
1.742% due 09/25/2034	283	262
2.360% due 04/25/2035	1,088	879
2.372% due 02/25/2035	12,146	9,491
2.418% due 03/25/2035 ^	521	399
2.658% due 07/25/2034	265	265
2.774% due 09/25/2034	610	561
2.900% due 06/20/2034	1,349	1,350
2.930% due 09/25/2034 ^	82	60
2.942% due 05/20/2036 ^	4,558	3,979
2.945% due 08/20/2035 ^	80	72
2.988% due 06/20/2036	13,902	10,579
3.015% due 09/20/2036 ^	1,986	1,591
3.034% due 05/20/2036 ^	6,660	5,031
3.048% due 05/20/2036 ^	7,312	6,142
3.051% due 05/25/2034	206	205
3.103% due 10/25/2033	192	192
3.108% due 09/25/2037 ^	8,199	7,030
3.116% due 10/20/2035 ^	1,939	1,713
3.116% due 10/20/2035	8,126	7,180
3.124% due 11/20/2034	445	439
3.134% due 11/19/2033	14	14
3.140% due 09/25/2047 ^	3,638	3,385
3.146% due 04/20/2036 ^	1,144	911
3.147% due 12/19/2033	33	34
3.153% due 09/20/2034	319	295
3.155% due 08/25/2034 ^	22	19
3.155% due 08/25/2034	82	78
3.170% due 02/20/2036 ^	1,251	981
3.171% due 09/25/2033	4,118	3,975
3.196% due 03/25/2037 ^	480	343
3.203% due 11/20/2035	3,579	2,796
3.225% due 11/20/2035	42,431	32,686
3.252% due 05/20/2034	132	127
3.283% due 02/25/2034	337	331
3.306% due 02/20/2036 ^	1,443	1,275
3.309% due 02/20/2036 ^	6,280	5,597
3.312% due 02/20/2035	2,893	2,912
3.315% due 05/20/2035	2,794	2,640
3.315% due 01/25/2036 ^	3,589	3,239
3.315% due 01/25/2036	11,463	10,347
3.327% due 06/25/2033	126	126
3.332% due 02/20/2036 ^	25,682	19,730
3.336% due 04/25/2035 ^	374	331
3.363% due 02/25/2047 ^	13,514	11,624
3.465% due 12/25/2033	223	226

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.481% due 07/19/2033		$772	$755
3.536% due 02/25/2034		32	32
3.551% due 04/25/2037		3,053	2,935
3.616% due 03/25/2035		960	929
3.750% due 05/19/2033		141	140
4.839% due 06/25/2047 ^		20,114	17,738
5.250% due 12/25/2027 ^		1,444	1,380
5.250% due 07/25/2034		625	615
5.500% due 04/25/2035		69	67
5.500% due 08/25/2035 ^		5,233	4,758
5.500% due 08/25/2035		692	633
5.500% due 09/25/2035 ^		4,319	4,076
5.500% due 10/25/2035		213	207
5.500% due 10/25/2035 ^		623	601
5.500% due 11/25/2035 ^		725	644
5.500% due 01/25/2036		2,063	2,000
5.750% due 08/25/2034		485	482
5.750% due 02/25/2036 ^		1,288	1,123
5.750% due 03/25/2037 ^		5,412	4,689
5.750% due 05/25/2037 ^		826	724
5.750% due 07/25/2037 ^		5,398	4,970
5.850% due 05/25/2036 ^		5,340	4,452
6.000% due 12/25/2035 ^		40	37
6.000% due 02/25/2037 ^		13,632	11,402
6.000% due 03/25/2037 ^		9,444	8,293
6.000% due 04/25/2037 ^		683	584
6.000% due 05/25/2037 ^		6,249	5,237
6.000% due 07/25/2037		9,474	7,704
6.000% due 07/25/2037 ^		4,620	3,980
6.000% due 08/25/2037 ^		1,958	1,695
6.000% due 09/25/2037		4,523	4,109
6.000% due 10/25/2037 ^		288	277
6.000% due 01/25/2038 ^		14,427	12,008
6.250% due 09/25/2036 ^		4,964	4,188
6.250% due 10/25/2036 ^		196	166
6.500% due 11/25/2036 ^		19,319	16,067
6.500% due 05/25/2037 ^		430	373
6.500% due 10/25/2037 ^		34,911	30,320
6.500% due 11/25/2037 ^		7,383	6,074
Countrywide Home Loan Reperforming REMIC Trust
1.382% due 11/25/2034		18,006	15,593
1.382% due 09/25/2035		2,381	2,070
5.709% due 01/25/2034		32,340	32,794
Credico Finance SRL
0.006% due 04/04/2033	EUR	4,158	4,424
Credit Suisse Commercial Mortgage Trust
1.028% due 02/27/2036		$284	279
Credit Suisse First Boston Mortgage Securities Corp.
0.259% due 05/15/2023 (a)		54,861	386
1.632% due 11/25/2031		766	644
1.632% due 09/25/2035 ^		7,170	5,294
2.132% due 11/25/2034		13,107	11,258
2.809% due 07/25/2033		86	86
3.342% due 04/25/2034		35	35
3.827% due 10/25/2033		195	191
5.250% due 08/25/2035		19	19
5.250% due 09/25/2035 ^		1,547	1,391
5.500% due 10/25/2035 ^		398	343
5.500% due 10/25/2035		11,008	10,399
5.750% due 04/22/2033		49	50
6.000% due 11/25/2035 ^		311	172
6.000% due 01/25/2036		4,602	3,468
6.000% due 05/17/2040		1,301	1,326
6.500% due 01/25/2036		606	392
7.000% due 01/25/2036 ^		5,410	2,074
Credit Suisse Mortgage Capital Certificates
0.692% due 04/27/2037		21,015	13,290
0.998% due 05/27/2037		15,832	10,544
1.068% due 07/27/2037		1,165	1,023
2.280% due 09/27/2037		18,232	17,942
3.019% due 09/26/2036		5,130	4,707
3.072% due 11/26/2036		7,542	4,959
3.216% due 04/26/2038		17,315	17,100
3.236% due 05/27/2036		689	685
3.268% due 08/27/2037		25,514	19,879
4.000% due 08/27/2037		48,924	46,915
4.528% due 04/26/2047		13,826	7,642
4.791% due 05/27/2053		96,099	98,422

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.966% due 05/26/2037		$16	$16
6.000% due 04/26/2037		25,753	24,017
6.000% due 05/27/2037		979	1,014
6.000% due 01/27/2047		603	607
6.049% due 02/27/2047		164,898	118,824
7.000% due 08/26/2036		8,280	7,641
Credit Suisse Mortgage Capital Mortgage-Backed Trust
1.482% due 07/25/2036		25,948	14,314
5.000% due 04/25/2037		1,321	1,231
5.500% due 03/25/2037 ^		903	829
6.000% due 08/25/2036 ^		7,389	5,603
6.000% due 02/25/2037 ^		3,552	3,037
6.000% due 06/25/2037		3,129	1,809
6.250% due 08/25/2036 ^		1,881	1,583
CSAIL Commercial Mortgage Trust
3.224% due 06/15/2057		1,000	1,027
3.617% due 11/15/2048		18,000	18,900
DBUBS Mortgage Trust
0.746% due 11/10/2046 (a)		55,805	1,138
1.320% due 07/10/2044 (a)		103,473	3,603
Deutsche ALT-A Securities, Inc.
1.112% due 08/25/2047		101,888	90,707
1.122% due 07/25/2047		20,841	18,464
1.132% due 03/25/2037 ^		36,259	29,961
1.132% due 02/25/2047		2,848	2,072
1.142% due 01/25/2047		6,697	5,601
1.152% due 02/25/2037		14,105	13,194
1.172% due 08/25/2036		5,483	4,494
1.172% due 10/25/2036		23,134	12,829
1.172% due 08/25/2047		31,761	28,278
1.182% due 02/25/2047		9,930	8,973
1.262% due 08/25/2036		22,875	18,326
1.282% due 04/25/2037		33,184	20,171
1.332% due 06/25/2037 ^		71,149	47,060
1.408% due 04/25/2047		28,094	24,051
1.732% due 10/25/2047		60,819	50,013
2.332% due 11/25/2035		10,754	11,308
3.411% due 10/25/2035		848	763
5.000% due 10/25/2018		55	56
5.250% due 09/25/2035		7,780	7,061
5.500% due 11/25/2035 ^		181	184
5.500% due 12/25/2035 ^		4,121	3,607
Deutsche ALT-B Securities, Inc.
5.431% due 02/25/2036		4,981	4,410
5.530% due 02/25/2036		8,561	7,579
5.650% due 10/25/2036		28,801	25,769
5.666% due 06/25/2036		18,741	15,663
5.869% due 10/25/2036 ^		2,016	1,810
5.886% due 10/25/2036 ^		318	286
5.900% due 10/25/2036		12,478	11,207
6.100% due 10/25/2036		8,582	7,706
6.420% due 07/25/2036 ^		9,573	7,912
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
3.250% due 06/25/2034		23	21
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
3.054% due 06/26/2035		157	157
Downey Savings & Loan Association Mortgage Loan Trust
1.158% due 04/19/2047 ^		145	56
1.188% due 03/19/2045		1,710	1,527
1.228% due 02/19/2045		6,504	6,162
1.308% due 09/19/2045		2,912	2,193
1.758% due 11/19/2044		4,356	3,905
1.778% due 11/19/2044		151	133
2.881% due 07/19/2044		768	763
2.973% due 07/19/2044		33	32
E-MAC NL BV
1.933% due 07/25/2036	EUR	644	661
EMF-UK PLC
1.324% due 03/13/2046	GBP	36,969	45,855
Eurosail PLC
0.000% due 09/10/2044	EUR	2,156	2,295
0.035% due 03/13/2045		1,506	1,577
0.504% due 12/15/2044	GBP	985	1,210
0.504% due 03/13/2045		4,429	5,441
0.507% due 12/10/2044		8,531	10,490
0.744% due 09/13/2045		60,415	71,699
1.114% due 09/13/2045		51,257	59,225
1.294% due 06/13/2045		8,437	10,094

See Accompanying Notes	11

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
First Horizon Alternative Mortgage Securities Trust
1.352% due 02/25/2037		$326	$169
1.732% due 04/25/2036 ^		2,944	1,881
2.886% due 08/25/2035 ^		2,761	2,381
2.937% due 12/25/2035		4,909	4,061
3.023% due 08/25/2034		797	754
3.066% due 01/25/2036 ^		9,704	7,690
3.072% due 09/25/2035 ^		3,727	3,331
3.077% due 04/25/2036 ^		3,740	3,320
3.083% due 08/25/2035		20	19
3.085% due 02/25/2035		2,404	2,343
3.116% due 04/25/2035		5,480	5,358
3.135% due 03/25/2035		1,122	1,059
3.187% due 02/25/2036		348	282
4.568% due 04/25/2037 ^(a)		5,214	1,025
5.250% due 02/25/2021 ^		650	629
5.750% due 02/25/2036 ^		5,747	4,598
6.000% due 07/25/2036 ^		72	59
6.000% due 07/25/2036		3,882	3,190
6.000% due 08/25/2036 ^		8,334	6,991
6.000% due 11/25/2036		2,097	1,520
6.250% due 11/25/2036		4,042	3,011
6.250% due 08/25/2037 ^		182	145
First Horizon Asset Securities, Inc.
6.250% due 11/25/2037 ^		229	189
First Horizon Mortgage Pass-Through Trust
2.781% due 10/25/2034		9	9
2.891% due 10/25/2035 ^		2,765	2,315
2.894% due 11/25/2037 ^		193	169
2.971% due 08/25/2035		178	155
3.000% due 10/25/2035		342	283
3.032% due 10/25/2034		285	279
3.034% due 01/25/2037 ^		1,792	1,603
3.050% due 06/25/2034		180	174
3.058% due 02/25/2035		593	588
3.075% due 06/25/2035		1,651	1,585
3.087% due 05/25/2036		2,807	2,386
3.140% due 05/25/2034		55	54
3.269% due 05/25/2037 ^		5,987	4,947
3.293% due 05/25/2035		851	786
5.250% due 05/25/2021 ^		247	174
5.500% due 04/25/2022		144	144
5.750% due 05/25/2037 ^		415	331
First Republic Mortgage Loan Trust
1.412% due 11/15/2030		362	331
1.712% due 11/15/2032		61	58
Fondo de Titulizacion de Activos UCI
0.871% due 06/19/2035	EUR	257	228
Fondo de Titulizacion Hipotecaria UCI
0.000% due 06/22/2036		1,647	1,668
GE Business Loan Trust
0.950% due 11/15/2034		$5,956	5,655
GMAC Commercial Mortgage Securities, Inc.
5.336% due 04/10/2040		1,939	2,003
GMAC Mortgage Corp. Loan Trust
3.431% due 11/19/2035		488	448
3.492% due 11/19/2035 ^		2,829	2,532
3.564% due 11/19/2035		840	748
3.584% due 03/18/2035		20	19
3.664% due 05/25/2035		190	180
3.734% due 03/18/2035		3,494	3,412
3.853% due 10/19/2033		9	9
4.061% due 03/18/2035		1,607	1,615
Great Hall Mortgages PLC
0.017% due 06/18/2038	EUR	429	448
0.211% due 03/18/2039		6,018	6,299
1.282% due 06/18/2039		$2,389	2,309
Grecale RMBS SRL
0.172% due 01/27/2061	EUR	25,944	27,671
GreenPoint Mortgage Funding Trust
1.142% due 02/25/2037 ^		$45,264	41,380
1.162% due 01/25/2037		14,283	12,206
1.182% due 03/25/2047		26,908	23,878
1.192% due 04/25/2036		23,936	20,439
1.222% due 08/25/2045		491	428
1.252% due 11/25/2045		95	83
1.298% due 10/25/2045		854	751
1.302% due 09/25/2046 ^		4,053	2,061
1.398% due 10/25/2045		5,749	5,088
Grifonas Finance PLC
0.042% due 08/28/2039	EUR	38,992	32,874

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
GS Mortgage Securities Corp.
0.207% due 05/03/2032 (a)	$179,000	$3,431
3.120% due 05/10/2050	2,700	2,767
GS Mortgage Securities Trust
0.143% due 12/10/2043 (a)	89,496	447
0.209% due 12/10/2043 (a)	35,931	264
0.603% due 11/10/2049 (a)	170,644	6,874
0.678% due 03/10/2044 (a)	16,596	359
0.769% due 08/10/2046 (a)	120,296	3,946
1.363% due 08/10/2044 (a)	13,113	629
1.418% due 08/10/2043 (a)	134,518	5,162
1.964% due 01/10/2045 (a)	6,251	473
2.319% due 05/10/2045 (a)	69,473	5,184
3.278% due 10/10/2048	6,278	6,452
3.365% due 11/10/2047	7,545	7,847
3.801% due 01/10/2047	10,550	11,021
4.548% due 12/10/2043	7,000	6,627
5.949% due 08/10/2045	3,307	3,308
GSC Capital Corp. Mortgage Trust
1.182% due 02/25/2036	15,033	13,025
GSMPS Mortgage Loan Trust
1.332% due 01/25/2035	33,919	29,437
1.382% due 06/25/2034	53,421	47,958
GSMSC Pass-Through Trust
7.500% due 09/25/2036 ^	1,071	787
7.500% due 10/25/2036	288	238
GSMSC Resecuritization Trust
0.913% due 02/26/2037	34,046	25,766
0.918% due 10/26/2036	11,969	8,521
0.918% due 04/26/2037	56,017	25,397
0.948% due 08/26/2033	6,091	5,953
GSR Mortgage Loan Trust
1.242% due 08/25/2046	47,566	22,374
1.432% due 07/25/2037 ^	266	151
2.430% due 04/25/2032	26	24
3.066% due 12/25/2034	553	333
3.077% due 09/25/2035	2,210	2,215
3.107% due 07/25/2035	4,707	4,422
3.134% due 08/25/2034	2,141	2,092
3.142% due 08/25/2034	709	700
3.144% due 11/25/2035	75	74
3.147% due 07/25/2035	1,190	1,067
3.163% due 11/25/2035	96	92
3.261% due 01/25/2036 ^	187	170
3.281% due 03/25/2037 ^	4,437	4,353
3.285% due 08/25/2034	61	58
3.324% due 05/25/2035	2,265	2,105
3.335% due 09/25/2034	37	37
3.355% due 01/25/2036 ^	8,388	7,900
3.379% due 04/25/2036	2,350	2,160
3.393% due 07/25/2035	2,574	2,321
3.435% due 11/25/2035	376	330
3.439% due 10/25/2035 ^	4,422	3,965
3.458% due 05/25/2035	2,055	1,838
3.489% due 01/25/2035	1,320	1,267
3.505% due 04/25/2035	270	268
3.542% due 05/25/2035	12,781	12,283
3.599% due 04/25/2035	115	115
5.000% due 07/25/2036	610	573
5.500% due 03/25/2036	1,304	1,160
5.500% due 03/25/2036 ^	2,715	2,405
5.500% due 06/25/2036 ^	41	38
5.500% due 01/25/2037 ^	4,915	4,746
5.750% due 02/25/2036 ^	949	887
5.750% due 02/25/2037 ^	116	112
6.000% due 02/25/2021 ^	1,767	1,518
6.000% due 11/25/2035	453	374
6.000% due 02/25/2036 ^	928	761
6.000% due 06/25/2036 ^	2,524	2,398
6.000% due 09/25/2036 ^	2,304	1,731
6.000% due 01/25/2037 ^	136	128
6.250% due 10/25/2036 ^	43,944	41,628
6.500% due 09/25/2036 ^	2,152	1,682
6.500% due 10/25/2036 ^	1,321	1,107
HarborView Mortgage Loan Trust
0.971% due 09/19/2037	22,481	20,100
1.148% due 12/19/2036 ^	201	173
1.158% due 11/19/2036	11,354	9,459
1.158% due 07/19/2046 ^	270	156
1.168% due 02/19/2046	4,148	3,206
1.188% due 11/19/2036	11,030	8,737
1.198% due 07/19/2047	16,231	13,700
1.218% due 01/19/2036 ^	1,377	921
1.218% due 12/19/2036 ^	6,143	5,060
1.228% due 01/19/2036	881	585
1.258% due 02/19/2036	9,765	7,096
1.288% due 11/19/2035	2,302	1,889
1.288% due 08/19/2045	954	895
1.308% due 09/19/2035	806	686

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.488% due 12/19/2036 ^		$16,073	$13,489
1.558% due 07/19/2045		89	67
1.618% due 01/19/2035		429	366
1.678% due 01/19/2035		3,481	2,736
1.738% due 01/19/2035 ^		651	507
1.758% due 12/19/2034 ^		9,146	7,177
1.778% due 11/19/2034		414	358
1.778% due 12/19/2034 ^		91	71
1.798% due 12/19/2034 ^		34,558	27,984
1.838% due 11/19/2034		34,942	28,479
1.909% due 06/19/2034		49	47
1.982% due 10/25/2037		37,169	34,964
2.466% due 06/19/2045 ^		5,848	3,552
2.995% due 11/19/2034		122	113
3.068% due 12/19/2035 ^		4,195	3,387
3.163% due 07/19/2035		2,965	2,635
3.197% due 08/19/2036 ^		1,396	1,047
3.334% due 06/19/2036 ^		665	414
3.429% due 08/19/2034		2,003	2,035
3.438% due 12/19/2035 ^		28	25
3.528% due 06/19/2036		224	154
3.584% due 12/19/2035		2,324	2,141
Hilton USA Trust
0.475% due 11/05/2038 (a)		118,960	4,777
1.970% due 07/15/2029		5,100	5,046
2.828% due 11/05/2035		71,800	70,676
Hipocat FTA
0.026% due 07/15/2036	EUR	180	189
HomeBanc Mortgage Trust
1.282% due 05/25/2037 ^		$307	282
HSI Asset Loan Obligation Resecuritization Trust
6.000% due 08/25/2036		22,999	21,720
HSI Asset Loan Obligation Trust
3.254% due 01/25/2037 ^		732	644
3.314% due 09/25/2037 ^		13,662	11,282
3.325% due 01/25/2037		8,957	6,949
3.380% due 01/25/2037 ^		3,539	2,940
HSI Asset Securitization Corp. Trust
1.942% due 07/25/2035		900	763
1.972% due 07/25/2035		1,757	598
Hudson’s Bay Simon JV Trust
4.906% due 08/05/2034		25,184	25,011
IM Pastor Fondo de Titulizacion de Activos
0.103% due 03/22/2044	EUR	37,299	32,875
Impac CMB Trust
1.262% due 10/25/2035		$14,598	12,445
1.502% due 04/25/2035		5,550	5,116
1.622% due 09/25/2034		377	360
Impac Secured Assets Trust
1.152% due 01/25/2037		10,027	9,267
1.182% due 05/25/2036		127	117
1.222% due 03/25/2037		39,522	22,113
1.222% due 09/25/2037		19,620	14,770
1.332% due 05/25/2036		3,308	3,008
1.342% due 09/25/2037		28,950	22,022
IndyMac Adjustable Rate Mortgage Trust
2.203% due 01/25/2032		18	17
IndyMac Mortgage Loan Trust
1.018% due 06/25/2037		3,337	3,024
1.102% due 07/25/2036		17,550	15,250
1.112% due 10/25/2036		181	153
1.172% due 09/25/2046		3,049	2,637
1.182% due 10/25/2036		3,101	2,649
1.182% due 06/25/2046		38,618	32,935
1.192% due 04/25/2046		10,696	8,904
1.192% due 05/25/2046		80,880	71,247
1.202% due 04/25/2046		11,543	9,619
1.212% due 04/25/2035		1,641	1,436
1.212% due 07/25/2046		18,162	15,787
1.232% due 02/25/2037		32,450	21,687
1.262% due 03/25/2035		3,089	2,731
1.262% due 07/25/2035		7,122	4,332
1.282% due 06/25/2037 ^		14,492	7,408
1.462% due 04/25/2035		11,315	10,201
1.582% due 04/25/2034		403	386
1.602% due 06/25/2034		16	15
1.622% due 02/25/2035		462	435
1.622% due 07/25/2045		366	310
1.662% due 02/25/2035		3,166	2,815
1.762% due 10/25/2036		13,355	9,698
1.782% due 08/25/2034		100	85
1.782% due 11/25/2034		12	10
1.862% due 09/25/2034		146	125
2.688% due 06/25/2037 ^		28,300	24,648
2.721% due 06/25/2037		7,498	5,188
2.942% due 01/25/2035		1,556	1,439
2.953% due 06/25/2035 ^		180	150
3.011% due 07/25/2037		23,862	17,839

12	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.015% due 01/25/2036	$2,937	$2,753
3.024% due 06/25/2036	1,394	1,322
3.031% due 08/25/2035	553	484
3.089% due 07/25/2035	9,884	7,949
3.090% due 05/25/2036 ^	33,733	28,894
3.100% due 12/25/2035	15,739	14,191
3.115% due 06/25/2036	40,283	33,888
3.137% due 05/25/2036	29,887	23,412
3.143% due 11/25/2035 ^	15,625	12,003
3.144% due 01/25/2036	336	318
3.158% due 08/25/2035	8,449	7,052
3.169% due 11/25/2035 ^	5,651	4,728
3.174% due 09/25/2036	7,972	6,698
3.182% due 03/25/2035	1,839	1,843
3.198% due 03/25/2035	66	65
3.217% due 01/25/2036 ^	310	259
3.222% due 04/25/2035	48	43
3.223% due 09/25/2035 ^	4,127	3,718
3.260% due 10/25/2035	379	313
3.263% due 12/25/2035 ^	2,326	1,836
3.282% due 07/25/2036	14,806	13,378
3.294% due 06/25/2036	372	260
3.383% due 02/25/2036	6,528	5,649
3.384% due 11/25/2035 ^	982	920
3.390% due 09/25/2036	114	94
3.412% due 01/25/2037	14,329	13,110
3.434% due 05/25/2037	36,613	25,004
3.594% due 03/25/2037 ^	3,455	3,374
3.600% due 09/25/2037	17,925	13,421
3.778% due 05/25/2037	63,733	48,119
3.815% due 01/25/2037 ^	1,354	1,343
3.948% due 08/25/2037	124	99
6.000% due 06/25/2037	26,710	23,959
6.250% due 11/25/2037 ^	2,978	2,391
6.500% due 09/25/2037	145	114
JPMBB Commercial Mortgage Securities Trust
0.836% due 08/15/2046 (a)	100,036	2,554
JPMDB Commercial Mortgage Securities Trust
0.848% due 12/15/2049 (a)	194,623	12,285
JPMorgan Alternative Loan Trust
1.252% due 03/25/2036 ^	59	97
3.262% due 05/25/2036 ^	1,945	1,495
5.500% due 02/25/2021 ^	79	78
6.000% due 12/25/2036	44,385	33,108
6.310% due 08/25/2036 ^	51,229	43,645
JPMorgan Chase Commercial Mortgage Securities Re-REMIC Trust
2.362% due 01/15/2033	56,019	56,182
3.012% due 01/15/2033	64,500	64,700
JPMorgan Chase Commercial Mortgage Securities Trust
0.389% due 09/12/2037 (a)	21,712	57
1.067% due 05/15/2047	11,828	11,752
1.427% due 04/15/2046 (a)	164,038	9,415
1.522% due 08/15/2049 (a)	174,650	17,561
1.609% due 11/15/2043 (a)	135,864	4,968
1.609% due 05/15/2045 (a)	166,923	10,412
2.212% due 06/15/2029	10,000	10,006
2.262% due 08/15/2033	34,200	34,395
5.525% due 08/12/2037	13,512	14,062
JPMorgan Commercial Mortgage-Backed Securities Trust
5.836% due 03/18/2051	1,849	1,850
JPMorgan Mortgage Trust
2.828% due 02/25/2034	10	10
2.920% due 10/25/2033	113	111
2.979% due 11/25/2035	518	489
3.005% due 06/25/2035	822	820
3.065% due 08/25/2036 ^	8,547	7,891
3.100% due 10/25/2036	1,199	1,026
3.118% due 10/25/2035 ^	617	561
3.137% due 10/25/2036 ^	705	665
3.155% due 06/25/2037 ^	920	817
3.162% due 11/25/2035	51	46
3.162% due 10/25/2036 ^	2,593	2,255
3.172% due 08/25/2035 ^	3,776	3,631
3.178% due 10/25/2035	20	18
3.185% due 08/25/2036 ^	1,900	1,744
3.196% due 07/25/2035	58	58
3.198% due 07/25/2035	572	572
3.201% due 06/25/2036 ^	544	479
3.215% due 10/25/2035	399	399
3.225% due 05/25/2036 ^	1,285	1,192
3.225% due 05/25/2036	1,371	1,271
3.228% due 05/25/2036 ^	30	25
3.253% due 08/25/2035	46	46
3.257% due 09/25/2035	1,517	1,392
3.263% due 04/25/2036 ^	3,149	2,908
3.269% due 08/25/2035	3,653	3,683

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.270% due 02/25/2035		$43	$42
3.283% due 07/25/2035		589	581
3.286% due 07/25/2035		2,910	2,874
3.304% due 02/25/2036 ^		6,059	5,676
3.313% due 04/25/2037 ^		1,479	1,310
3.315% due 06/25/2036 ^		3,732	3,269
3.319% due 01/25/2037 ^		1,274	1,180
3.334% due 04/25/2036		1,531	1,495
3.334% due 04/25/2036 ^		21,304	20,196
3.339% due 06/25/2035		164	154
3.357% due 04/25/2037 ^		1,896	1,701
3.420% due 07/25/2035		1,490	1,420
3.477% due 04/25/2035		195	196
3.561% due 04/25/2035		853	862
3.563% due 04/25/2037 ^		15,614	13,835
4.501% due 06/25/2037 ^		11,754	10,438
5.000% due 06/25/2021 ^		369	352
5.000% due 03/25/2022 ^		94	94
5.500% due 01/25/2021 ^		100	98
5.500% due 03/25/2022 ^		50	51
5.500% due 09/25/2035		6,192	6,204
5.500% due 01/25/2036 ^		1,617	1,415
5.500% due 08/25/2037 ^		5,961	5,299
5.750% due 03/25/2037 ^		703	570
6.000% due 10/25/2034		7,420	7,684
6.000% due 07/25/2036 ^		6,164	5,425
6.000% due 06/25/2037 ^		22,384	18,418
6.000% due 08/25/2037 ^		169	151
6.500% due 09/25/2035		522	514
7.000% due 08/25/2037 ^		1,376	1,241
JPMorgan Re-REMIC
0.948% due 11/26/2036		24,211	20,643
JPMorgan Resecuritization Trust
3.228% due 11/26/2034		6	6
Landmark Mortgage Securities PLC
0.000% due 06/17/2039	EUR	1,575	1,615
0.544% due 06/17/2039	GBP	4,533	5,396
0.637% due 04/17/2044		31,762	37,673
Lavender Trust
6.250% due 10/26/2036		$657	665
LB Commercial Mortgage Trust
5.517% due 07/15/2044		39,061	39,201
6.007% due 07/15/2044		13,248	13,297
LB-UBS Commercial Mortgage Trust
0.709% due 02/15/2040 (a)		7,384	1
5.407% due 11/15/2038		25,646	19,806
5.562% due 02/15/2040		81,049	60,571
5.858% due 07/15/2040		10,326	10,352
Lehman Mortgage Trust
1.402% due 12/25/2036		9,024	3,388
1.582% due 07/25/2036		10,148	5,145
1.882% due 12/25/2035 ^		2,139	1,709
5.295% due 01/25/2036 ^		4,661	4,330
5.449% due 12/25/2035		5,099	3,471
5.449% due 07/25/2037		5,253	3,918
5.500% due 11/25/2035 ^		254	237
5.500% due 12/25/2035 ^		70	62
5.718% due 03/25/2037 ^(a)		21,049	5,209
5.884% due 04/25/2036		6,918	6,149
6.000% due 08/25/2037		8,189	7,987
6.500% due 09/25/2037 ^		8,881	6,712
Lehman XS Trust
1.082% due 05/25/2046 ^		1,149	1,054
1.142% due 03/25/2047 ^		5,358	4,911
1.172% due 11/25/2046		362	313
1.182% due 08/25/2046 ^		29,629	23,151
1.182% due 11/25/2046 ^		29,917	22,943
1.182% due 07/25/2047 ^		23,004	18,017
1.192% due 09/25/2046		210	179
1.282% due 12/25/2035 ^		23	15
5.110% due 07/25/2035 ^		1,502	1,389
Ludgate Funding PLC
0.530% due 01/01/2061	GBP	7,521	8,885
0.540% due 12/01/2060		6,408	7,634
0.970% due 01/01/2061		10,269	12,487
Luminent Mortgage Trust
1.182% due 02/25/2046		$178	133
1.182% due 10/25/2046		311	269
Mansard Mortgages PLC
0.994% due 12/15/2049	GBP	20,278	25,087
Marche Mutui SRL
1.922% due 01/27/2064	EUR	27,110	29,006
MASTR Adjustable Rate Mortgages Trust
1.222% due 05/25/2037		$1,005	630
1.322% due 05/25/2047 ^		4,183	2,031
2.500% due 01/25/2034		164	137

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.561% due 09/25/2034		$205	$190
2.678% due 07/25/2035 ^		3,372	2,836
2.765% due 09/25/2033		932	881
2.907% due 07/25/2035 ^		756	658
2.920% due 05/25/2034		341	336
2.971% due 10/25/2032		254	251
3.050% due 11/21/2034		926	952
3.064% due 04/21/2034		77	79
3.064% due 12/21/2034		260	246
3.066% due 07/25/2034		1,342	1,285
3.074% due 02/25/2036		52	48
3.121% due 06/25/2035		244	228
3.215% due 01/25/2036		21,652	21,478
3.264% due 09/25/2035 ^		1,370	1,074
3.306% due 12/25/2033		276	275
3.336% due 12/25/2033		577	565
3.452% due 11/25/2036		162	142
3.530% due 10/25/2034		741	658
MASTR Alternative Loan Trust
5.500% due 07/25/2034		3,982	4,066
5.500% due 08/25/2034		5,324	5,761
7.000% due 06/25/2034		40	43
MASTR Asset Securitization Trust
5.500% due 06/26/2034		75	74
5.750% due 02/25/2021		319	319
6.000% due 10/25/2022		41	40
6.000% due 06/25/2036 ^		4,601	4,437
MASTR Reperforming Loan Trust
1.332% due 05/25/2035		718	608
1.342% due 07/25/2035		33,090	26,828
4.477% due 05/25/2036		269	250
MASTR Seasoned Securitization Trust
2.873% due 05/25/2032		545	542
2.935% due 10/25/2032		225	226
3.134% due 10/25/2032		33	34
3.481% due 10/25/2032		469	459
6.500% due 08/25/2032		85	91
MBS Bancaja Fondo de Titulizacion de Activos
0.051% due 02/25/2038	EUR	3,241	3,408
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.612% due 11/15/2031		$409	384
1.652% due 09/15/2030		731	720
Merrill Lynch Alternative Note Asset Trust
0.948% due 02/25/2037		7,353	6,907
1.182% due 03/25/2037		6,722	2,870
1.282% due 03/25/2037		322	139
3.392% due 06/25/2037 ^		66,521	48,263
Merrill Lynch Mortgage Investors Trust
1.232% due 11/25/2035		900	853
1.249% due 08/25/2036		32,540	30,819
1.442% due 04/25/2029		2,064	1,992
1.442% due 03/25/2030		230	224
1.642% due 06/25/2028		17	17
1.642% due 11/25/2029		2,325	2,260
1.662% due 04/25/2028		28	27
1.740% due 07/25/2030		3,402	3,298
1.784% due 10/25/2035		7	6
1.916% due 01/25/2030		78	75
1.928% due 03/25/2030		493	477
1.996% due 01/25/2029		719	694
2.108% due 10/25/2028		133	132
2.128% due 11/25/2029		151	147
2.666% due 01/25/2029		52	52
2.745% due 01/25/2029		4,842	4,645
2.878% due 05/25/2036		1,281	1,244
2.952% due 05/25/2029		161	162
2.961% due 09/25/2029		411	410
2.978% due 02/25/2035		3,597	3,646
2.991% due 02/25/2033		71	69
3.001% due 12/25/2034		786	777
3.004% due 05/25/2034		206	202
3.005% due 04/25/2035		153	149
3.046% due 12/25/2034		52	52
3.064% due 05/25/2036 ^		700	670
3.194% due 05/25/2036		250	249
3.204% due 03/25/2036 ^		4,115	2,991
3.244% due 02/25/2034		183	184
3.250% due 09/25/2033		23	23
3.261% due 07/25/2035 ^		937	728
3.272% due 02/25/2036		10	9
3.273% due 07/25/2035 ^		1,995	1,792
3.293% due 09/25/2035 ^		135	121
3.297% due 12/25/2035 ^		135	125
3.398% due 06/25/2037		540	524
Merrill Lynch Mortgage Trust
0.346% due 02/12/2051 (a)		108,052	114

See Accompanying Notes	13

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.356% due 08/12/2039 (a)		$1,017	$4
Merrill Lynch Mortgage-Backed Securities Trust
3.210% due 08/25/2036 ^		18,682	17,274
3.297% due 06/25/2037 ^		30	26
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		1,239	1,238
5.861% due 08/12/2049		6,135	6,161
Morgan Stanley Bank of America Merrill Lynch Trust
1.247% due 02/15/2047 (a)		97,465	4,510
1.973% due 11/15/2045 (a)		116,109	6,555
3.040% due 04/15/2048		7,200	7,322
Morgan Stanley Capital Trust
0.409% due 11/12/2049 (a)		4,155	23
3.340% due 03/15/2049		11,000	11,201
Morgan Stanley Dean Witter Capital, Inc. Trust
6.526% due 09/15/2037		3,795	3,852
Morgan Stanley Mortgage Loan Trust
1.262% due 01/25/2036		2,810	2,088
1.431% due 10/25/2034		129	123
2.316% due 06/25/2037		23,209	14,917
2.912% due 07/25/2034		390	390
2.986% due 06/25/2036		1,593	1,556
3.065% due 07/25/2035 ^		379	356
3.163% due 07/25/2034		403	397
3.179% due 11/25/2035		135	98
3.210% due 08/25/2034		66	66
3.211% due 10/25/2034		150	151
3.293% due 09/25/2035 ^		141	101
3.310% due 07/25/2035		666	618
3.770% due 12/25/2035		903	811
3.864% due 05/25/2036 ^		16,569	12,630
3.880% due 11/25/2037 ^		5,489	3,872
4.416% due 10/25/2037 ^		4,789	3,900
5.500% due 11/25/2035 ^		125	123
5.750% due 09/25/2022 ^		11	6
6.000% due 08/25/2037 ^		642	544
6.407% due 09/25/2034		1,675	1,838
6.513% due 08/25/2036 ^		8,503	4,202
Morgan Stanley Mortgage Re-REMIC Trust
3.304% due 02/26/2036		7,633	7,577
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037		19,715	18,013
5.949% due 08/12/2045		120	120
5.949% due 08/15/2045		966	965
6.337% due 08/26/2047		19,976	16,874
Morgan Stanley Resecuritization Trust
1.384% due 04/26/2047		40,349	17,420
3.144% due 04/26/2047		7,934	4,495
Mortgage Equity Conversion Asset Trust
1.490% due 05/25/2042		132,947	114,298
MortgageIT Securities Corp. Mortgage Loan Trust
1.212% due 06/25/2047		34,565	29,166
MortgageIT Trust
1.232% due 11/25/2035		11,380	9,592
Mortgages PLC
0.736% due 01/31/2037	GBP	4,655	5,694
0.816% due 10/31/2038		1,407	1,723
Motel 6 Trust
4.532% due 02/05/2030		$6,000	6,048
MSJP HAUL
0.400% due 09/05/2047 (a)		31,700	1,497
0.887% due 09/05/2047 (a)		53,100	4,337
NAAC Reperforming Loan REMIC Trust
6.500% due 03/25/2034 ^		924	827
NAAC Reperforming Loan REMIC Trust Certificates
6.500% due 02/25/2035 ^		3,113	3,050
Newgate Funding PLC
0.270% due 12/15/2050	EUR	754	795
0.526% due 12/01/2050	GBP	2,934	3,484
0.920% due 12/15/2050	EUR	4,095	4,025
1.170% due 12/15/2050		6,852	6,359
1.344% due 12/15/2050	GBP	21,737	25,510
1.594% due 12/15/2050		6,143	7,096
Nomura Asset Acceptance Corp. Alternative Loan Trust
1.262% due 04/25/2037		$230	179
3.065% due 10/25/2035		1,051	976
3.522% due 02/25/2036 ^		989	790
3.526% due 02/25/2036		3,102	2,706
3.558% due 08/25/2034		4,880	4,428
5.159% due 03/25/2035		21	22
5.500% due 05/25/2033		12	12
6.000% due 05/25/2033		8	8
6.215% due 08/25/2036 ^		7,946	3,727
6.431% due 08/25/2036 ^		3,390	1,589
7.000% due 04/25/2033		6	6

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Nomura Resecuritization Trust
0.724% due 08/27/2047		$238,515	$170,792
1.474% due 10/26/2036		5,376	3,183
3.267% due 08/26/2034		1,828	1,833
6.000% due 07/26/2037		15,426	9,329
9.662% due 10/25/2036		6,787	4,249
NovaStar Mortgage Funding Trust
0.968% due 09/25/2046		16,980	14,059
Paragon Mortgages PLC
0.597% due 01/15/2039	GBP	63,798	75,185
Preferred Residential Securities PLC
1.444% due 12/15/2041		753	897
Prime Mortgage Trust
7.000% due 07/25/2034		$494	472
Provident Funding Mortgage Loan Trust
1.562% due 05/25/2035		2,836	2,745
3.043% due 10/25/2035		209	206
3.207% due 04/25/2034		92	92
3.214% due 05/25/2035		470	470
RBSSP Resecuritization Trust
0.999% due 05/28/2047		39,935	27,419
1.028% due 03/26/2037		81,771	55,505
1.098% due 08/26/2045		114	82
2.528% due 12/26/2037		23,037	19,232
2.770% due 12/26/2036		34,938	30,285
2.877% due 10/26/2036		20,243	16,142
3.055% due 07/26/2045		37,101	37,946
3.081% due 10/26/2035		4,984	5,000
3.422% due 12/25/2035		20,220	20,529
3.525% due 03/26/2036		16,768	12,260
3.645% due 12/26/2036 ^		9,161	6,878
4.077% due 08/28/2047		269,727	208,571
Regal Trust
2.116% due 09/29/2031		351	338
Residential Accredit Loans, Inc. Trust
1.132% due 02/25/2047		20,780	12,478
1.152% due 01/25/2037		7,523	5,907
1.162% due 05/25/2036		20,471	17,785
1.162% due 07/25/2036		18,511	12,161
1.162% due 11/25/2036		4,909	3,936
1.162% due 06/25/2046		38,592	16,786
1.172% due 09/25/2036		10,280	8,755
1.182% due 05/25/2047		6,482	5,898
1.187% due 09/25/2046		8,894	6,711
1.232% due 02/25/2036 ^		19,157	14,499
1.242% due 12/25/2045		32,264	22,582
1.252% due 05/25/2046 ^		1,701	1,318
1.262% due 12/25/2045		768	578
1.282% due 08/25/2035		7,511	6,042
1.282% due 04/25/2037		7,996	6,086
1.312% due 03/25/2037		254	72
1.342% due 01/25/2037 ^		1,612	992
1.382% due 06/25/2036		465	299
1.582% due 08/25/2036		11,958	7,836
1.638% due 01/25/2046 ^		29,133	22,028
1.682% due 11/25/2035		8,576	6,381
1.975% due 11/25/2037		19,215	15,219
1.998% due 09/25/2045		1,003	874
3.546% due 08/25/2035 ^		743	384
3.623% due 07/25/2035		13,905	11,327
3.817% due 07/25/2035		8,123	6,475
4.133% due 12/26/2034 ^		250	160
4.140% due 07/25/2035		100	80
4.178% due 12/25/2035		13,899	12,201
5.000% due 09/25/2019		56	56
5.500% due 01/25/2035		1,563	1,570
5.500% due 04/25/2035		11,539	11,280
5.500% due 08/25/2035 ^		59	53
5.750% due 12/25/2021 ^		276	263
6.000% due 10/25/2034		14,952	15,658
6.000% due 08/25/2035 ^		977	897
6.000% due 10/25/2035 ^		14,450	10,698
6.000% due 12/25/2035 ^		5,102	4,754
6.000% due 08/25/2036 ^		35,974	30,315
6.000% due 09/25/2036		6,439	5,432
6.000% due 01/25/2037		229	200
6.000% due 02/25/2037 ^		23,132	18,584
6.000% due 03/25/2037 ^		18,949	16,551
6.000% due 05/25/2037 ^		2,648	2,352
6.000% due 05/25/2037		18,515	16,445
6.000% due 06/25/2037 ^		36,323	31,078
6.500% due 08/25/2036		44,571	38,338
Residential Asset Mortgage Products Trust
7.000% due 11/25/2031		142	149
7.500% due 12/25/2031		62	62
7.500% due 05/25/2032		80	83
7.500% due 07/25/2032		714	617

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Residential Asset Securitization Trust
1.332% due 06/25/2036		$8,545	$3,047
1.682% due 07/25/2036		9,793	7,854
4.750% due 02/25/2019		14	14
5.500% due 07/25/2035		1,602	1,437
5.500% due 09/25/2035 ^		34,582	30,389
6.000% due 11/25/2036 ^		8,334	5,763
6.000% due 01/25/2037 ^		4,735	3,261
6.000% due 03/25/2037 ^		9,989	6,518
6.000% due 04/25/2037		1,040	917
6.000% due 08/25/2037		994	830
6.250% due 11/25/2036		15,320	10,954
6.500% due 09/25/2036		4,731	3,466
6.500% due 04/25/2037 ^		23,560	14,118
Residential Funding Mortgage Securities, Inc. Trust
3.165% due 09/25/2035		1,497	1,249
3.287% due 08/25/2035 ^		4,399	3,369
4.154% due 09/25/2036 ^		219	186
4.236% due 10/25/2037 ^		15,849	13,288
4.525% due 04/25/2037		3,318	2,907
4.620% due 07/27/2037 ^		330	289
5.250% due 01/25/2036 ^		145	133
5.500% due 03/25/2037 ^		6,286	5,490
5.941% due 10/25/2037 ^		14,837	11,968
6.000% due 04/25/2037 ^		6,371	5,673
6.000% due 10/25/2037 ^		1,055	874
6.500% due 03/25/2032		66	68
Residential Mortgage Securities PLC
0.718% due 11/14/2039	GBP	4,719	5,708
2.608% due 02/14/2041		2,289	2,944
ResLoC UK PLC
0.032% due 12/15/2043	EUR	8,334	8,489
RMAC PLC
0.005% due 06/12/2037		6,503	6,638
0.584% due 06/12/2036	GBP	42,333	49,809
0.706% due 06/12/2043		3,229	3,899
0.764% due 12/12/2036		2,536	3,097
0.794% due 09/12/2035		5,341	6,467
RMAC Securities PLC
0.000% due 06/12/2044	EUR	2,145	2,158
0.494% due 06/12/2044	GBP	12,470	14,757
0.496% due 06/12/2044		6,761	7,987
0.514% due 06/12/2044		10,058	12,050
1.270% due 06/12/2044		$3,604	3,451
Sandwell Commercial Finance PLC
1.802% due 05/11/2039	GBP	1,745	2,156
Sequoia Mortgage Trust
1.328% due 07/20/2033		$102	96
1.598% due 08/20/2034		1,131	1,072
1.638% due 06/20/2033		641	610
1.738% due 10/20/2027		6	6
1.738% due 04/20/2033		142	135
1.778% due 10/20/2027		85	83
1.921% due 11/20/2034		379	364
2.164% due 04/20/2033		820	815
2.995% due 08/20/2047		13,531	11,205
3.157% due 09/20/2046 ^		6,897	5,444
3.209% due 02/20/2047		411	371
3.241% due 07/20/2037		2,187	1,890
3.403% due 09/20/2046 ^		877	722
4.239% due 07/20/2037 ^		13,578	12,042
Southern Pacific Financing PLC
0.947% due 12/10/2042	GBP	480	542
Southern Pacific Securities PLC
0.837% due 06/10/2043		4,326	5,340
Structured Adjustable Rate Mortgage Loan Trust
1.282% due 09/25/2034		$422	369
2.132% due 12/25/2037 ^		12,186	9,408
2.861% due 10/25/2037 ^		7,244	6,014
3.093% due 09/25/2036 ^		23,058	17,061
3.104% due 05/25/2036 ^		7,817	6,231
3.107% due 05/25/2036 ^		363	334
3.129% due 07/25/2035 ^		5,658	4,887
3.133% due 10/25/2035 ^		5,414	4,904
3.142% due 11/25/2035 ^		235	187
3.162% due 06/25/2034		254	264
3.162% due 05/25/2035		43	36
3.176% due 09/25/2034		160	139
3.214% due 05/25/2034		1,790	1,812
3.219% due 12/25/2034		2,312	2,277
3.219% due 05/25/2035		11,014	10,306
3.220% due 09/25/2036 ^		4,803	3,937
3.222% due 11/25/2035 ^		1,771	1,551
3.228% due 12/25/2034		71	67
3.255% due 08/25/2035		2,082	2,009

14	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.260% due 10/25/2034		$214	$212
3.281% due 01/25/2036 ^		6,606	5,009
3.289% due 11/25/2034		428	428
3.300% due 09/25/2035		7,005	6,234
3.308% due 08/25/2034		29	29
3.314% due 02/25/2036 ^		7,546	6,452
3.315% due 03/25/2035		12,804	11,059
3.317% due 09/25/2036 ^		21,074	17,142
3.327% due 04/25/2035		130	120
3.335% due 12/25/2035		471	425
3.372% due 04/25/2034		15	15
3.392% due 01/25/2037 ^		8,921	7,164
3.402% due 11/25/2035		620	535
3.408% due 03/25/2035		1,626	1,587
3.454% due 02/25/2037 ^		2,254	2,213
3.468% due 11/25/2034		1,836	1,879
3.475% due 02/25/2036 ^		10,394	7,610
3.617% due 03/25/2036 ^		1,982	1,644
3.736% due 05/25/2036 ^		10,704	8,787
4.033% due 07/25/2037 ^		62	53
Structured Asset Mortgage Investments Trust
1.102% due 08/25/2036		16,479	14,274
1.162% due 07/25/2046		18,965	15,722
1.172% due 06/25/2036		11,163	9,425
1.172% due 07/25/2046 ^		13,636	10,849
1.182% due 05/25/2036		18,245	15,584
1.182% due 10/25/2036		8,242	7,048
1.192% due 04/25/2036		40,707	36,276
1.192% due 05/25/2036		371	285
1.192% due 08/25/2036 ^		18,782	16,027
1.192% due 05/25/2046		247	189
1.192% due 09/25/2047 ^		33,420	26,930
1.212% due 02/25/2036		11,224	9,558
1.212% due 02/25/2036 ^		73,565	64,812
1.212% due 07/25/2046 ^		27	10
1.228% due 07/19/2035		3,808	3,439
1.262% due 02/25/2036 ^		25,104	21,522
1.282% due 08/25/2036 ^		6,582	4,092
1.442% due 05/25/2045		1,930	1,705
1.532% due 09/25/2047		38,807	37,450
1.658% due 05/19/2035		2,147	2,107
1.832% due 05/25/2047		5,769	4,663
2.773% due 05/25/2047		56,739	40,756
3.314% due 05/25/2045 ^		181	153
3.424% due 02/19/2035		8	8
Structured Asset Securities Corp.
1.332% due 04/25/2035		482	425
3.257% due 12/25/2033		1,173	1,159
Structured Asset Securities Corp. Mortgage Loan Trust
1.582% due 10/25/2027		484	475
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.159% due 03/25/2033		201	200
3.224% due 01/25/2034		271	271
3.229% due 07/25/2033		537	538
3.272% due 08/25/2032		76	75
3.274% due 09/25/2033		482	473
3.279% due 11/25/2033		163	160
3.506% due 11/25/2033		457	453
3.584% due 09/25/2032		16	15
5.463% due 07/25/2034		12,700	12,965
5.750% due 09/25/2034		552	546
Structured Asset Securities Corp. Trust
5.750% due 02/25/2035		5,321	5,460
5.750% due 08/25/2035		7,160	7,121
Suntrust Adjustable Rate Mortgage Loan Trust
3.543% due 02/25/2037 ^		10,521	9,381
3.628% due 04/25/2037 ^		3,920	3,356
TDA CAM Fondo de Titulizacion de Activos
0.015% due 09/22/2032	EUR	743	789
TDA Mixto Fondo de Titulizacion de Activos
0.015% due 06/22/2045		621	654
0.021% due 12/27/2030		359	381
0.021% due 09/30/2032		32	34
0.025% due 03/22/2035		758	798
0.045% due 03/22/2035		605	639
3.171% due 03/22/2036		1,200	1,225
Theatre Hospitals PLC
3.357% due 10/15/2031	GBP	66,617	80,126
Thornburg Mortgage Securities Trust
1.522% due 03/25/2044		$229	215
2.687% due 10/25/2043		526	514
2.838% due 12/25/2044		68	67
5.750% due 06/25/2047		18,848	17,983
Tibet CMBS SRL
4.150% due 12/09/2026	EUR	23,196	24,869

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Towd Point Mortgage Funding PLC
1.556% due 02/20/2054	GBP	5,677	$7,135
Trinity Square PLC
1.507% due 07/15/2051		26,443	33,478
UBS Commercial Mortgage Trust
2.089% due 05/10/2045 (a)		$161,186	13,799
UBS-Barclays Commercial Mortgage Trust
1.259% due 04/10/2046 (a)		82,816	4,495
Uropa Securities PLC
0.000% due 10/10/2040	EUR	10,600	10,455
0.561% due 10/10/2040	GBP	31,600	36,415
Wachovia Bank Commercial Mortgage Trust
1.163% due 06/15/2049		$10,000	9,879
5.760% due 06/15/2049		5,277	5,276
6.053% due 02/15/2051		25,158	25,304
Wachovia Mortgage Loan Trust LLC
3.067% due 05/20/2036		346	331
3.176% due 10/20/2035		2,112	1,870
3.211% due 10/20/2035 ^		1,781	1,533
3.256% due 10/20/2035		405	398
3.282% due 03/20/2037 ^		129	116
3.377% due 08/20/2035 ^		1,853	1,636
WaMu Mortgage Backed Pass-Through Certificates
2.253% due 12/19/2039		151	147
WaMu Mortgage Pass-Through Certificates Trust
1.212% due 04/25/2045		12,509	11,886
1.242% due 11/25/2045		1,020	972
1.252% due 12/25/2045		4,328	4,116
1.272% due 07/25/2045		3,465	3,342
1.272% due 12/25/2045		8,082	7,629
1.312% due 01/25/2045		10,826	10,479
1.332% due 01/25/2045		184	173
1.338% due 02/25/2047 ^		38,901	31,816
1.368% due 01/25/2047		2,412	2,192
1.372% due 10/25/2044		2,635	2,562
1.378% due 01/25/2047 ^		9,692	7,671
1.382% due 10/25/2044		3,418	3,102
1.388% due 06/25/2047		8,627	7,661
1.398% due 04/25/2047		5,390	4,830
1.422% due 07/25/2044		13,264	12,594
1.434% due 12/25/2046 ^		22,682	19,267
1.478% due 11/25/2046		20,951	16,751
1.518% due 10/25/2046 ^		74,827	65,851
1.554% due 05/25/2046		13,869	12,861
1.598% due 09/25/2046		13,521	11,244
1.618% due 06/25/2046		1,595	1,517
1.618% due 07/25/2046		21,777	17,617
1.628% due 06/25/2046		3,979	3,635
1.662% due 01/25/2045		6,752	6,499
1.722% due 11/25/2034		3,809	3,637
1.762% due 10/25/2045		2,922	3,005
1.838% due 11/25/2042		314	294
1.862% due 11/25/2034		76	72
2.038% due 08/25/2042		166	159
2.116% due 07/25/2046		14,232	13,323
2.318% due 10/25/2036 ^		2,353	2,013
2.394% due 01/25/2037 ^		1,645	1,395
2.443% due 10/25/2036 ^		565	491
2.497% due 01/25/2037 ^		15,620	14,035
2.540% due 05/25/2037 ^		17,203	13,907
2.643% due 06/25/2037 ^		10,328	9,643
2.658% due 06/25/2037 ^		3,901	3,537
2.660% due 11/25/2036 ^		1,877	1,625
2.662% due 11/25/2036 ^		5,601	5,033
2.678% due 09/25/2036		15,191	13,703
2.701% due 01/25/2037 ^		9,512	8,258
2.764% due 10/25/2035		6,997	6,903
2.769% due 08/25/2034		1,465	1,475
2.770% due 12/25/2036 ^		7,792	7,392
2.771% due 12/25/2036 ^		121	105
2.784% due 09/25/2035		853	846
2.814% due 12/25/2035		4,219	4,086
2.816% due 07/25/2037 ^		23,249	21,183
2.835% due 02/25/2033		821	811
2.854% due 01/25/2036		2,416	2,364
2.857% due 03/25/2036		5,894	5,512
2.858% due 08/25/2046 ^		163	148
2.867% due 03/25/2037 ^		51,657	47,694
2.872% due 08/25/2036 ^		30,351	27,500
2.873% due 01/25/2035		3,681	3,746
2.878% due 02/25/2037 ^		39,570	36,230
2.897% due 02/25/2037 ^		23,975	21,529
2.936% due 01/25/2036 ^		658	632
2.990% due 08/25/2035		63	59
2.998% due 03/25/2035		2,934	2,879
2.998% due 03/25/2037 ^		21,216	19,678

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.039% due 02/25/2037 ^	$34,338	$31,208
3.088% due 02/25/2037 ^	5,136	4,855
3.179% due 01/25/2036	6,897	6,078
3.974% due 04/25/2037 ^	31,133	29,576
4.155% due 05/25/2037 ^	2,307	2,121
4.324% due 07/25/2037 ^	4,531	4,154
Washington Mutual Mortgage Pass-Through Certificates Trust
1.172% due 07/25/2046	520	381
1.212% due 12/25/2036	9,532	8,240
1.242% due 12/25/2035	659	549
1.338% due 01/25/2047	38,907	28,583
1.338% due 04/25/2047	8,880	6,427
1.358% due 12/25/2046	11,956	8,652
1.382% due 07/25/2035	2,117	1,691
1.408% due 04/25/2047	12,508	8,924
1.488% due 10/25/2046 ^	24,804	19,780
1.558% due 09/25/2046	32,196	21,876
1.578% due 04/25/2046	53,540	42,362
1.582% due 03/25/2036 ^	2,810	2,262
1.608% due 05/25/2046	5,791	4,645
2.432% due 09/25/2035 ^	2,211	1,777
2.600% due 06/25/2033	134	134
4.411% due 09/25/2036 ^	39,204	20,717
4.565% due 10/25/2036	89	57
4.818% due 10/25/2036	8,453	4,293
5.500% due 06/25/2035	4,052	3,917
5.500% due 08/25/2035	124	114
5.500% due 11/25/2035 ^	862	739
5.750% due 11/25/2035 ^	1,246	1,138
6.000% due 11/25/2035	4,987	5,061
6.000% due 04/25/2036 ^	5,149	4,716
6.000% due 07/25/2036	1,954	866
6.000% due 04/25/2037	20,332	19,131
6.221% due 07/25/2036 ^	29,892	13,037
6.449% due 07/25/2036 ^	2,719	1,204
6.500% due 11/25/2035	1,515	1,208
6.500% due 03/25/2036	21,125	16,622
6.500% due 05/25/2036 ^	8,199	6,107
6.500% due 08/25/2036 ^	43,292	32,126
7.500% due 04/25/2033	27	28
Wells Fargo Alternative Loan Trust
6.000% due 07/25/2037	1,696	1,591
Wells Fargo Commercial Mortgage Trust
1.306% due 11/15/2043 (a)	87,296	3,282
1.744% due 10/15/2049 (a)	325,645	37,182
3.324% due 01/15/2059	15,000	15,365
3.487% due 11/15/2048	5,000	5,164
Wells Fargo Mortgage Loan Trust
0.958% due 09/27/2047	44,897	38,056
3.211% due 12/27/2046	27,132	17,531
Wells Fargo Mortgage-Backed Securities Trust
1.282% due 04/25/2037 ^	651	567
2.994% due 09/25/2034	133	137
3.000% due 11/25/2034	467	464
3.030% due 09/25/2034	76	78
3.036% due 08/25/2036 ^	1,986	1,890
3.045% due 10/25/2036 ^	2,346	2,248
3.048% due 12/25/2034	70	71
3.052% due 06/25/2034	387	393
3.058% due 06/26/2035	1,831	1,824
3.069% due 07/25/2034	316	325
3.074% due 03/25/2036	160	159
3.079% due 10/25/2035	564	564
3.089% due 03/25/2036	1,694	1,703
3.093% due 07/25/2036 ^	1,400	1,383
3.094% due 06/25/2035	277	285
3.096% due 04/25/2036 ^	378	378
3.098% due 05/25/2035	411	410
3.101% due 05/25/2036 ^	5,580	5,335
3.102% due 10/25/2034	11	11
3.106% due 07/25/2036 ^	44,360	42,827
3.116% due 02/25/2035	556	567
3.153% due 03/25/2035	28,393	28,475
3.158% due 08/25/2033	96	98
3.162% due 11/25/2037 ^	139	131
3.164% due 07/25/2034	123	125
3.170% due 03/25/2036 ^	1,060	1,014
3.174% due 06/25/2035	198	203
3.175% due 04/25/2036	795	778
3.189% due 10/25/2034	123	122
3.200% due 03/25/2035	138	138
3.204% due 03/25/2035	49	48
3.255% due 03/25/2036 ^	6,288	6,196
3.304% due 04/25/2035	859	861
3.337% due 04/25/2036	4,248	3,909
3.595% due 04/25/2037 ^	555	506

See Accompanying Notes	15

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.500% due 08/25/2035		$44	$45
5.500% due 11/25/2035		17,971	18,138
5.500% due 03/25/2036		657	654
5.500% due 04/25/2036		190	183
5.500% due 09/25/2037		532	532
5.750% due 03/25/2037 ^		1,962	1,934
6.000% due 06/25/2036 ^		1,160	1,126
6.000% due 07/25/2036 ^		165	167
6.000% due 08/25/2036 ^		1,472	1,447
6.000% due 09/25/2036 ^		105	101
6.000% due 11/25/2036 ^		399	398
6.000% due 04/25/2037 ^		238	238
6.000% due 06/25/2037 ^		2,980	2,928
6.000% due 07/25/2037 ^		4,097	4,086
6.000% due 08/25/2037 ^		293	290
6.000% due 08/25/2037		8	8
6.000% due 11/25/2037 ^		196	194
16.688% due 03/25/2036		176	202
Wells Fargo Re-Remic Trust
5.760% due 05/16/2017		7,832	7,826
Wells Fargo-RBS Commercial Mortgage Trust
0.431% due 03/15/2047 (a)		83,202	2,434
1.377% due 03/15/2047 (a)		114,378	6,698
2.134% due 04/15/2045 (a)		76,847	6,056
Windermere CMBS Ltd.
0.121% due 04/22/2018	EUR	3,645	3,801

Total Non-Agency Mortgage-Backed Securities (Cost $13,099,336)			13,715,002

ASSET-BACKED SECURITIES 24.2%
Aames Mortgage Investment Trust
2.182% due 06/25/2035		$10,800	10,013
2.707% due 01/25/2035 ^		408	405
ABSC Manufactured Housing Contract Resecuritization Trust
8.400% due 12/02/2030		19,345	19,940
Academic Loan Funding Trust
1.782% due 12/26/2044		4,553	4,524
ACAS CLO Ltd.
2.488% due 10/25/2025		100,150	100,373
Accredited Mortgage Loan Trust
1.162% due 04/25/2036		38	38
1.202% due 02/25/2037		25,211	18,738
1.260% due 09/25/2035		7,220	6,378
1.582% due 04/25/2034		1,019	945
1.582% due 07/25/2034		8,821	8,153
1.687% due 04/25/2035		2,495	2,414
5.210% due 01/25/2034		2,890	2,943
ACE Securities Corp. Home Equity Loan Trust
1.042% due 10/25/2036		363	214
1.072% due 07/25/2036 ^		1,852	662
1.102% due 12/25/2036		12,183	6,253
1.112% due 12/25/2036		156,238	99,226
1.122% due 07/25/2036		63,200	45,936
1.122% due 12/25/2036		25,567	16,103
1.132% due 04/25/2036		26,560	23,829
1.132% due 07/25/2036		46,054	20,682
1.172% due 02/25/2036		52,269	47,574
1.222% due 07/25/2036		15,390	7,537
1.252% due 08/25/2036		14,237	10,999
1.282% due 12/25/2045		76	76
1.642% due 11/25/2035		5,600	5,244
1.682% due 08/25/2045		5,795	5,677
1.747% due 08/25/2035		5,169	5,022
1.782% due 02/25/2034		332	325
1.837% due 07/25/2035		5,000	4,896
1.882% due 09/25/2033		218	206
1.957% due 06/25/2034		13,063	12,285
1.957% due 07/25/2035		18,000	15,961
1.972% due 06/25/2035		4,600	4,544
1.987% due 07/25/2035		17,500	14,361
2.032% due 12/25/2033		2,034	1,960
2.062% due 02/25/2035		510	506
Aegis Asset-Backed Securities Trust
1.222% due 01/25/2037		12,356	8,986
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
2.032% due 01/25/2034		588	545
AFC Home Equity Loan Trust
1.378% due 09/27/2027		147	140
1.428% due 09/22/2028		332	310
1.658% due 02/25/2029		439	390
ALESCO Preferred Funding Ltd.
0.000% due 12/23/2034		5,139	3,477
1.343% due 07/15/2037		25,874	21,605
1.423% due 07/15/2037		27,000	16,740
1.436% due 12/23/2037		14,206	12,004
1.446% due 07/23/2035		30,260	28,294

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.476% due 09/23/2037		$20,230	$16,083
1.486% due 12/23/2036		41,406	32,090
1.496% due 09/23/2036		49,188	38,859
1.516% due 06/23/2036		29,669	23,587
1.556% due 07/23/2035		4,641	4,362
1.556% due 09/23/2037		2,255	1,432
1.606% due 06/23/2036		27,500	17,875
1.606% due 12/23/2036		7,500	4,875
1.626% due 12/23/2035		20,821	13,325
1.656% due 09/23/2036		12,000	7,860
1.676% due 07/23/2035		15,152	11,061
1.739% due 07/30/2034		7,000	4,865
1.756% due 03/23/2035		5,000	3,300
1.773% due 05/01/2034		7,000	6,020
1.806% due 12/23/2034		4,750	3,349
1.879% due 01/30/2034		7,500	6,525
1.906% due 09/23/2038		73,692	62,638
2.106% due 09/23/2038		10,000	6,500
Allegro CLO Ltd.
2.218% due 01/30/2026		41,700	41,749
AmeriCredit Automobile Receivables Trust
1.370% due 11/08/2019		66,725	66,722
Ameriquest Mortgage Securities Trust
1.082% due 10/25/2036		10,196	4,647
1.222% due 10/25/2036		25,459	11,812
1.352% due 04/25/2036		13,000	10,280
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.412% due 01/25/2036		15,183	14,090
1.432% due 01/25/2036		6,211	6,071
1.562% due 01/25/2036		14,093	10,575
1.582% due 08/25/2035		5,328	5,301
1.632% due 05/25/2035		1,425	1,199
1.632% due 08/25/2035		12,300	11,925
1.682% due 11/25/2033		214	195
1.702% due 03/25/2035		4,000	3,949
1.777% due 03/25/2035		9,000	8,450
1.852% due 07/25/2034		196	183
1.897% due 01/25/2035		1,189	1,061
1.972% due 11/25/2034		24,699	23,817
2.002% due 08/25/2034		16,732	14,950
2.002% due 10/25/2034		3,800	3,704
2.017% due 12/25/2033		441	420
2.132% due 08/25/2035		14,800	10,070
2.152% due 03/25/2035		1,500	1,049
2.707% due 05/25/2034		11,176	9,122
4.344% due 07/25/2033		3,059	2,768
4.357% due 11/25/2032		3,133	2,997
4.507% due 11/25/2032 ^		21	1
5.140% due 10/25/2033		65	65
6.232% due 02/25/2033		3,087	2,679
Amortizing Residential Collateral Trust
1.562% due 07/25/2032		1,027	984
Arbour CLO DAC
0.850% due 07/15/2027	EUR	95,200	102,100
Ares CLO Ltd.
2.220% due 04/17/2026		$25,000	25,024
2.243% due 01/17/2024		50,250	50,345
2.450% due 12/05/2025		23,700	23,816
Argent Securities Trust
1.072% due 07/25/2036		6,437	2,856
1.092% due 09/25/2036		8,747	3,706
1.132% due 07/25/2036		50,556	22,763
1.157% due 04/25/2036		29,955	18,186
1.162% due 04/25/2036		8,425	3,466
1.222% due 06/25/2036		6,981	2,597
1.222% due 07/25/2036		6,849	3,145
1.252% due 05/25/2036		15,710	5,727
1.262% due 04/25/2036		8,378	3,525
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.472% due 10/25/2035		8,000	7,182
2.017% due 01/25/2034		3,087	2,922
Asset-Backed Funding Certificates Trust
1.092% due 01/25/2037		17,283	11,500
1.112% due 01/25/2037		73,156	51,343
1.122% due 10/25/2036		60,884	45,797
1.122% due 11/25/2036		9,817	6,590
1.132% due 09/25/2036		23,580	22,399
1.142% due 11/25/2036		21,100	12,843
1.142% due 01/25/2037		97,009	64,954
1.202% due 01/25/2037		53,557	36,130
1.232% due 11/25/2036		4,259	2,642
1.262% due 09/25/2036		30,174	17,344
1.642% due 03/25/2035		5,213	4,372
1.657% due 06/25/2035		13,024	12,774
1.957% due 06/25/2035		11,430	9,045
1.982% due 06/25/2037		4,688	3,689
2.107% due 12/25/2032		1,635	1,570

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Asset-Backed Securities Corp. Home Equity Loan Trust
1.122% due 07/25/2036		$3,093	$2,886
1.132% due 12/25/2036		9,165	8,584
1.232% due 03/25/2036		10,132	7,023
1.402% due 01/25/2036		10,000	5,544
1.882% due 06/25/2035		14,798	13,145
1.887% due 12/15/2033		6,308	6,020
1.927% due 04/25/2035		2,000	1,967
1.927% due 05/25/2035		14,813	14,575
2.182% due 06/25/2034		3,430	2,996
2.562% due 03/15/2032		410	409
Associates Manufactured Housing Pass-Through Certificates
7.025% due 03/15/2028		193	194
7.150% due 03/15/2028		5,391	6,478
Atlante Finance SRL
1.272% due 07/28/2047	EUR	2,725	2,801
AVANT Loans Funding Trust
3.920% due 08/15/2019		$2,907	2,917
B&M CLO Ltd.
2.423% due 04/16/2026		93,400	93,608
Babson CLO Ltd.
0.000% due 10/17/2026 (b)		29,200	29,237
2.130% due 04/20/2025		3,565	3,568
2.180% due 07/20/2025		15,400	15,403
2.279% due 05/15/2023		23,530	23,607
2.299% due 01/15/2026		38,100	38,243
Babson Euro CLO BV
1.350% due 10/25/2029	EUR	9,990	10,740
BankAmerica Manufactured Housing Contract Trust
7.930% due 12/10/2025		$5,000	4,133
Bayview Financial Acquisition Trust
1.333% due 05/28/2037		8,947	6,543
Bayview Financial Asset Trust
1.432% due 03/25/2037		9,619	8,152
1.782% due 03/25/2037		4,998	4,220
1.782% due 12/25/2039		580	579
1.882% due 03/25/2037		5,229	4,336
2.132% due 03/25/2037		2,841	2,342
2.482% due 03/25/2037		2,631	2,116
Bayview Financial Mortgage Pass-Through Trust
1.253% due 04/28/2036		12	12
Bayview Financial Revolving Asset Trust
1.913% due 12/28/2040		5,669	5,042
Bayview Opportunity Master Fund Trust
2.981% due 07/28/2034		11,932	12,000
3.228% due 07/28/2034		1,583	1,584
3.598% due 09/29/2031		29,695	29,724
Bear Stearns Asset-Backed Securities Trust
1.092% due 04/25/2031		7,461	7,918
1.105% due 09/25/2034		176	156
1.122% due 10/25/2036		5,996	5,731
1.122% due 04/25/2037		13,476	11,616
1.132% due 06/25/2036		20,623	19,430
1.132% due 11/25/2036		4,366	3,791
1.152% due 05/25/2036 ^		5,026	5,081
1.152% due 10/25/2036		7,445	6,755
1.152% due 12/25/2036 ^		11,896	9,718
1.162% due 06/25/2047		12,357	12,102
1.172% due 05/25/2037		5,560	5,474
1.202% due 06/25/2047		28,288	27,412
1.222% due 06/25/2047		13,400	11,960
1.252% due 05/25/2036		8,700	6,369
1.262% due 04/25/2036		10,413	10,322
1.282% due 06/25/2036		7,200	5,627
1.302% due 08/25/2036		1,803	1,803
1.302% due 01/25/2047		2,053	2,001
1.332% due 05/25/2037 ^		14,289	9,209
1.362% due 01/25/2037		7,766	6,320
1.382% due 08/25/2036		6,607	6,494
1.382% due 09/25/2046		7,553	6,620
1.402% due 12/25/2035		7,324	6,654
1.412% due 12/25/2035		6,836	6,311
1.422% due 12/25/2035 ^		3,100	2,505
1.432% due 11/25/2035 ^		8,469	7,811
1.432% due 12/25/2035		10,821	8,278
1.432% due 08/25/2036		10,708	9,601
1.472% due 07/25/2035		72	72
1.472% due 06/25/2036		1,400	1,381
1.502% due 12/25/2035		22,915	20,426
1.632% due 08/25/2035		6,955	6,693
1.642% due 10/25/2032		27	27
1.662% due 10/25/2035		32,094	31,120
1.682% due 11/25/2035 ^		42,668	38,021
1.688% due 07/25/2036		1,285	1,121
1.702% due 07/25/2035		10,076	9,908

16	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.782% due 10/27/2032		$90	$86
1.932% due 10/25/2037		17,775	14,953
1.957% due 02/25/2034		1,013	950
1.982% due 10/25/2037		33,009	29,402
1.982% due 11/25/2042		1,288	1,237
1.987% due 06/25/2035		16,836	16,095
2.107% due 02/25/2035		3,205	2,958
2.332% due 01/25/2036		4,485	3,948
2.482% due 04/25/2036		8,942	7,475
2.622% due 10/25/2036		157	126
2.732% due 09/25/2035		14,750	13,943
2.857% due 08/25/2034		1,203	1,159
5.500% due 08/25/2036		2,624	2,627
6.000% due 08/25/2036		7,249	5,919
6.500% due 08/25/2036 ^		4,012	2,575
Black Diamond CLO Ltd.
2.434% due 02/01/2023		8,478	8,475
BlueMountain CLO Ltd.
2.275% due 04/30/2026		45,000	45,180
2.352% due 04/13/2027		43,200	43,331
BNC Mortgage Loan Trust
1.082% due 03/25/2037		1,896	1,894
1.082% due 05/25/2037		1,119	1,108
Bombardier Capital Mortgage Securitization Corp.
5.980% due 03/15/2029		1,556	1,589
6.530% due 10/15/2028		1,975	2,056
6.805% due 12/15/2030		1,150	1,188
6.975% due 12/15/2029		8,984	3,990
7.180% due 12/15/2029		19,735	9,006
7.575% due 06/15/2030		16,144	7,284
7.935% due 12/15/2030		10,000	10,503
Bosphorus CLO
1.430% due 10/15/2025	EUR	25,578	27,385
Buckingham CDO Ltd.
1.080% due 04/05/2041		$708,111	129,868
1.080% due 09/05/2051		1,011,231	109,895
Carlyle Global Market Strategies Euro CLO Ltd.
0.690% due 08/15/2027	EUR	2,700	2,884
0.763% due 04/15/2027		71,000	75,838
Carrington Mortgage Loan Trust
1.132% due 07/25/2036 ^		$100,224	88,068
1.202% due 01/25/2037		17,797	12,235
1.232% due 10/25/2036		9,933	6,693
1.402% due 02/25/2037		8,317	5,862
Catamaran CLO Ltd.
2.342% due 12/20/2023		51,496	51,654
CDC Mortgage Capital Trust
1.897% due 11/25/2034		144	136
CELF Loan Partners PLC
0.068% due 11/01/2023	EUR	480	512
0.168% due 11/01/2023		3,000	3,184
Cent CLO Ltd.
2.339% due 01/30/2025		$10,000	10,018
2.369% due 10/29/2025		12,400	12,414
2.444% due 11/07/2026		75,800	75,917
Centex Home Equity Loan Trust
1.302% due 06/25/2036		23,250	19,167
1.602% due 09/25/2034		926	857
5.210% due 11/25/2028		429	430
Chase Funding Trust
1.482% due 05/25/2032		116	107
1.582% due 07/25/2033		9	8
CHEC Loan Trust
1.622% due 06/25/2034		427	389
Chrysler Capital Auto Receivables Trust
1.360% due 01/15/2020		12,500	12,488
CIFC Funding Ltd.
2.063% due 10/24/2025		45,950	45,900
2.173% due 04/16/2025		8,000	8,019
2.235% due 05/24/2026		23,400	23,408
2.239% due 01/29/2025		21,000	21,012
2.377% due 10/17/2026		94,000	94,220
2.450% due 12/05/2024		56,311	56,452
2.533% due 07/22/2026		21,800	21,890
CIT Group Home Equity Loan Trust
1.750% due 12/25/2031		235	225
CIT Mortgage Loan Trust
2.332% due 10/25/2037		98,870	98,410
2.432% due 10/25/2037 ^		899	884
Citigroup Mortgage Loan Trust, Inc.
1.042% due 07/25/2045		1,864	1,321
1.062% due 01/25/2037		20,669	13,405
1.082% due 12/25/2036		5,532	3,501
1.122% due 12/25/2036		3,870	3,735
1.142% due 09/25/2036		8,545	6,813
1.142% due 12/25/2036		11,224	7,203

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.152% due 05/25/2037		$19,455	$15,215
1.162% due 01/25/2037		123,475	81,292
1.162% due 03/25/2037		39	39
1.172% due 05/25/2037		53,588	39,077
1.182% due 11/25/2045		100	100
1.192% due 12/25/2036		8,241	6,375
1.222% due 10/25/2036		8,005	7,977
1.232% due 12/25/2036		14,644	10,265
1.232% due 01/25/2037		40,198	26,739
1.242% due 03/25/2036		7,610	6,498
1.242% due 03/25/2037		43,660	34,056
1.252% due 05/25/2037		25,635	18,196
1.272% due 10/25/2036		3,000	2,880
1.282% due 10/25/2036		15,436	13,220
1.392% due 10/25/2035		19,526	18,816
1.432% due 03/25/2037		21,391	18,513
1.452% due 01/25/2036		7,204	6,047
1.582% due 12/25/2035		29,842	25,189
1.702% due 09/25/2035 ^		10,930	10,832
2.032% due 02/25/2035		1,196	1,096
2.182% due 09/25/2033		884	845
4.574% due 10/25/2037		39,305	38,599
5.249% due 08/25/2035		103	95
COA Summit CLO Ltd.
2.380% due 04/20/2023		34,344	34,388
COBALT Commercial Mortgage Trust
1.021% due 04/26/2050		5,047	5,081
1.164% due 04/26/2050		13,666	13,760
1.362% due 04/26/2050		3,644	3,448
Colony American Finance Ltd.
2.554% due 11/15/2048		22,956	22,380
Conseco Finance Securitizations Corp.
3.033% due 12/01/2033		16,205	15,772
6.910% due 05/01/2033		48,525	54,102
7.360% due 06/01/2030		75,225	54,792
7.360% due 08/01/2032		4,649	4,926
7.424% due 03/01/2033		17,584	19,485
7.490% due 07/01/2031		42,205	46,641
7.770% due 09/01/2031		17,569	19,348
7.954% due 12/01/2033		7,224	7,947
7.960% due 05/01/2031		24,818	17,649
7.970% due 05/01/2032		7,327	4,055
8.060% due 09/01/2029		7,552	4,453
8.200% due 05/01/2031		34,552	25,188
8.260% due 12/01/2030		84,425	58,968
8.310% due 05/01/2032		41,683	24,007
8.850% due 12/01/2030		1,884	1,146
Conseco Financial Corp.
6.280% due 09/01/2030		26,709	28,254
6.320% due 07/01/2030		14,160	15,013
6.440% due 12/01/2030		15,455	16,493
6.540% due 04/01/2029		8,590	9,132
6.660% due 06/01/2030		3,618	3,866
6.760% due 03/01/2030		2,368	2,547
6.810% due 12/01/2028		803	843
7.220% due 03/15/2028		7,114	7,479
7.240% due 11/15/2028		9,760	10,343
7.860% due 03/01/2030		17,092	13,982
Cordatus CLO PLC
0.042% due 07/25/2024	EUR	8,426	8,966
0.758% due 01/30/2024	GBP	2,588	3,245
0.759% due 07/25/2024		4,549	5,634
Coronado CDO Ltd.
1.620% due 09/04/2038		$14,566	14,129
Countrywide Asset-Backed Certificates
1.018% due 11/25/2036		11,924	10,099
1.068% due 11/25/2036		15,131	9,316
1.122% due 05/25/2035		60,098	50,641
1.122% due 03/25/2037		42,710	39,987
1.122% due 05/25/2037		84,601	73,140
1.122% due 06/25/2037		35,295	29,338
1.122% due 07/25/2037 ^		61,688	53,426
1.122% due 08/25/2037		132,647	112,352
1.122% due 04/25/2047		40,559	35,542
1.122% due 06/25/2047		35,044	28,911
1.132% due 01/25/2037		8,893	8,670
1.132% due 05/25/2037		17,501	16,686
1.132% due 12/25/2046		12,004	11,560
1.132% due 04/25/2047		2,912	2,740
1.132% due 06/25/2047 ^		13,404	12,609
1.142% due 09/25/2036		23,743	23,346
1.142% due 03/25/2037		12,583	12,223
1.142% due 01/25/2046		74,172	70,986
1.142% due 09/25/2046 ^		14,570	13,893
1.152% due 05/25/2037		3,342	3,275
1.152% due 06/25/2037		28,501	27,751

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.152% due 06/25/2047	$3,048	$2,999
1.162% due 06/25/2047	47,057	45,688
1.162% due 11/25/2047 ^	55,295	41,276
1.172% due 06/25/2047	23,064	22,395
1.182% due 06/25/2047	35,085	27,231
1.182% due 09/25/2047	63,940	47,594
1.202% due 06/25/2037	10,000	8,407
1.202% due 09/25/2037 ^	22,923	18,964
1.202% due 06/25/2047 ^	40,896	25,149
1.202% due 09/25/2047	27,012	24,190
1.212% due 05/25/2037	13,000	8,991
1.212% due 07/25/2037 ^	46,686	26,100
1.212% due 10/25/2047	23,675	22,706
1.222% due 03/25/2037	24,109	14,912
1.222% due 04/25/2037	7,403	4,050
1.222% due 06/25/2037	24,471	23,688
1.222% due 12/25/2046	32,297	24,531
1.232% due 02/25/2036	9,200	6,425
1.232% due 03/25/2036 ^	17,624	14,472
1.232% due 01/25/2037	35,636	32,001
1.232% due 01/25/2046	35,429	28,057
1.232% due 06/25/2047	30,600	25,049
1.232% due 11/25/2047	20,587	11,398
1.242% due 11/25/2037	55,400	42,870
1.272% due 06/25/2037	15,449	11,092
1.282% due 07/25/2036	1,175	1,135
1.282% due 02/25/2037	24,010	20,914
1.302% due 10/25/2036	4,286	3,763
1.302% due 02/25/2037	6,000	3,812
1.302% due 05/25/2047	9,780	3,870
1.312% due 07/25/2036	1,334	1,125
1.322% due 12/25/2036 ^	18,878	9,703
1.332% due 03/25/2036 ^	3,963	3,245
1.332% due 05/25/2046	687	673
1.352% due 04/25/2036	12,000	9,887
1.432% due 03/25/2047 ^	10,446	6,069
1.442% due 01/25/2036	536	537
1.482% due 01/25/2036	8,000	7,534
1.492% due 02/25/2036	18,000	15,368
1.502% due 01/25/2036	23,050	22,883
1.642% due 12/25/2035	13,300	12,938
1.682% due 12/25/2033	2,066	1,962
1.732% due 05/25/2034	1,787	1,717
1.742% due 01/25/2036	2,675	2,187
1.752% due 11/25/2035	1,211	1,208
1.782% due 10/25/2035	22,124	21,229
1.822% due 10/25/2047	39,561	34,900
1.842% due 05/25/2033	193	172
1.882% due 05/25/2036	1,075	912
1.957% due 11/25/2034	10,962	10,791
1.982% due 08/25/2047	1,805	1,666
2.032% due 07/25/2033	1,691	1,625
2.032% due 11/25/2034	12,401	11,992
2.047% due 08/25/2035	22,109	21,814
2.232% due 12/25/2034	2,725	2,361
4.149% due 04/25/2036	55	56
4.551% due 02/25/2036	1,131	1,134
4.815% due 07/25/2036	1,375	1,406
4.880% due 10/25/2046 ^	5,583	5,178
5.834% due 07/25/2034	498	2,138
Countrywide Asset-Backed Certificates Trust
1.112% due 04/25/2046	38,186	31,156
1.122% due 02/25/2037	58,722	50,648
1.122% due 03/25/2037	65,320	60,093
1.132% due 02/25/2037	11,181	11,062
1.132% due 04/25/2046 ^	2,468	2,468
1.132% due 03/25/2047	9,906	9,322
1.142% due 03/25/2037	10,520	10,247
1.142% due 09/25/2046	10,775	10,185
1.222% due 02/25/2037	20,200	16,874
1.232% due 04/25/2046 ^	5,625	4,828
1.442% due 05/25/2036	15,000	13,224
1.472% due 04/25/2036	43,050	34,824
1.582% due 08/25/2035	217	217
1.642% due 08/25/2035	17,997	15,772
1.702% due 05/25/2036	15,000	7,650
1.762% due 11/25/2034	913	895
1.782% due 08/25/2047	61,808	59,641
1.837% due 08/25/2034	13,311	13,103
1.882% due 11/25/2034	830	815
1.987% due 07/25/2034	3,378	3,309
2.257% due 04/25/2035	5,000	5,001
3.157% due 07/25/2034	371	358
4.628% due 10/25/2046 ^	66	60
4.676% due 03/25/2034	5,503	5,549
4.676% due 02/25/2036	9,231	9,368
4.693% due 10/25/2035	322	331

See Accompanying Notes	17

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Countrywide Home Equity Loan Trust
1.000% due 02/15/2036		$4,742	$4,291
Credit Suisse First Boston Mortgage Securities Corp.
3.332% due 08/25/2032		216	200
Credit-Based Asset Servicing and Securitization LLC
0.898% due 07/25/2037		9,225	5,848
1.042% due 11/25/2036		98	57
1.052% due 01/25/2037 ^		667	259
1.122% due 10/25/2036		24,945	18,100
1.202% due 07/25/2037		8,528	5,469
1.212% due 11/25/2036		8,710	5,202
1.232% due 07/25/2036		12,000	9,185
1.322% due 07/25/2037		9,029	5,860
1.402% due 12/25/2035		19,631	13,407
1.702% due 01/25/2035		10,188	9,467
1.882% due 11/25/2033		939	924
2.002% due 11/25/2033		968	932
3.776% due 06/25/2035 ^		478	475
3.825% due 01/25/2037 ^		282	124
6.780% due 05/25/2035		4,351	4,366
CSAB Mortgage-Backed Trust
6.089% due 12/25/2036		23,748	11,237
CVC Cordatus Loan Fund Ltd.
0.000% due 01/24/2028 (b)	EUR	77,300	82,464
CVP Cascade CLO Ltd.
2.473% due 01/16/2026		$14,150	14,191
Denali Capital CLO Ltd.
1.271% due 01/22/2022		16,685	16,652
DFC HEL Trust
2.857% due 12/25/2031		3,607	3,409
Doral CLO Ltd.
2.602% due 12/19/2022		52,380	52,506
Dryden Euro CLO BV
0.746% due 01/15/2026	EUR	79,650	85,070
0.763% due 12/09/2025		41,528	44,359
1.080% due 12/09/2025		40,740	43,684
1.300% due 01/15/2026		33,850	36,510
Dryden Senior Loan Fund
0.000% due 10/15/2026 (b)		$13,950	13,956
2.139% due 08/15/2025		37,600	37,638
DT Auto Owner Trust
1.440% due 11/15/2019		27,800	27,810
Duchess CLO BV
0.221% due 02/28/2023	EUR	5,000	5,254
Duke Funding High Grade Ltd.
1.123% due 08/02/2049		$818,404	96,163
1.213% due 08/02/2049		300,839	36,462
1.485% due 08/02/2049		102,000	5,135
Eaton Vance CDO PLC
0.045% due 02/22/2027	EUR	134	143
1.290% due 02/22/2027		$7,189	7,176
1.352% due 02/22/2027		9,521	9,501
Educational Funding Co. LLC
1.288% due 10/25/2029		1,246	1,223
Ellington Loan Acquisition Trust
2.032% due 05/25/2037		92,668	84,321
EMC Mortgage Loan Trust
1.248% due 04/25/2042		1,489	1,464
1.321% due 08/25/2040		547	511
1.328% due 11/25/2041		39	38
1.518% due 05/25/2040		77	71
Encore Credit Receivables Trust
1.672% due 07/25/2035		7,998	6,899
Equifirst Loan Securitization Trust
1.152% due 04/25/2037		67,398	59,736
Equity One Mortgage Pass-Through Trust
5.311% due 12/25/2033		595	591
FAB U.S. Ltd.
1.044% due 12/06/2045	GBP	16,548	18,504
Faxtor ABS BV
2.259% due 07/25/2094	EUR	1,500	1,604
FBR Securitization Trust
1.672% due 11/25/2035		$10,000	9,220
Fieldstone Mortgage Investment Trust
1.172% due 05/25/2036		47,925	33,704
Finance America Mortgage Loan Trust
2.032% due 09/25/2033		256	242
First Franklin Mortgage Loan Asset-Backed Certificates
1.807% due 05/25/2034		5,557	5,241
2.692% due 05/25/2034		390	338
First Franklin Mortgage Loan Trust
1.122% due 12/25/2036		4,867	3,068
1.132% due 05/25/2036		5,257	4,731
1.132% due 07/25/2036		6,916	6,696
1.132% due 12/25/2036		20,083	15,724

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.142% due 12/25/2037	$35,463	$23,811
1.172% due 02/25/2036	27,911	24,725
1.172% due 03/25/2036	1,137	1,114
1.202% due 01/25/2038	500	347
1.242% due 11/25/2036	1,414	1,407
1.272% due 02/25/2036	20,000	16,903
1.292% due 09/25/2036	20,034	16,277
1.342% due 11/25/2035	39,003	32,145
1.342% due 03/25/2036	17,894	10,440
1.362% due 02/25/2036	22,712	13,559
1.432% due 11/25/2036	37,673	35,307
1.452% due 07/25/2035	11,559	11,370
1.472% due 09/25/2035	19,398	19,143
1.502% due 09/25/2035	10,778	9,846
1.642% due 05/25/2036	2,000	1,971
1.652% due 09/25/2035	12,600	9,010
1.717% due 12/25/2034	4,396	4,307
1.762% due 06/25/2036	16,775	14,387
1.852% due 09/25/2034	9,596	9,256
1.882% due 01/25/2035	2,960	2,755
1.932% due 07/25/2033	4,205	4,037
1.957% due 05/25/2035	34,529	27,403
2.257% due 07/25/2034	28,645	27,878
First Investors Auto Owner Trust
1.530% due 11/16/2020	17,961	17,939
First NLC Trust
1.687% due 12/25/2035	8,480	8,086
Flagship Credit Auto Trust
1.930% due 12/15/2021	26,418	26,419
Flatiron CLO Ltd.
1.253% due 10/15/2021	4,604	4,615
2.018% due 07/17/2026	6,100	6,109
2.190% due 01/17/2026	34,380	34,398
2.247% due 10/25/2024	47,856	47,852
Fortress Credit Investments Ltd.
2.273% due 07/17/2023	52,447	52,461
Fraser Sullivan CLO Ltd.
2.105% due 04/20/2023	20,101	20,109
Fremont Home Loan Trust
1.082% due 08/25/2036	6,279	2,649
1.112% due 11/25/2036	29,915	13,444
1.142% due 08/25/2036	41,634	17,730
1.152% due 02/25/2036	22,149	19,634
1.152% due 02/25/2037	22,952	13,149
1.162% due 04/25/2036	2,359	2,109
1.202% due 01/25/2037	33,227	18,093
1.222% due 08/25/2036	7,636	3,290
1.232% due 05/25/2036	8,639	5,337
1.252% due 04/25/2036	22,370	13,331
1.432% due 01/25/2036	43,992	24,095
1.807% due 01/25/2034	2,835	2,649
2.032% due 11/25/2034	6,400	6,068
2.137% due 06/25/2035	10,069	5,981
Galaxy CLO Ltd.
2.278% due 11/16/2025	7,400	7,402
Gallatin CLO Ltd.
2.293% due 07/15/2023	3,589	3,587
GCAT LLC
3.750% due 07/25/2020	21,153	21,219
4.250% due 10/25/2019	32,434	32,545
GCO Education Loan Funding Master Trust
1.172% due 08/25/2028	4,713	4,704
GE-WMC Mortgage Securities Trust
1.022% due 08/25/2036	4	2
GM Financial Automobile Leasing Trust
1.350% due 02/20/2019	76,951	76,867
Goal Structured Solutions Trust
1.632% due 09/25/2041	29,017	28,196
GoldenTree Loan Opportunities Ltd.
2.188% due 04/25/2025	27,250	27,272
Greenpoint Manufactured Housing
0.000% due 06/08/2031	18,133	18,122
4.391% due 10/14/2031	22,718	23,627
4.443% due 11/17/2031	16,850	16,530
8.300% due 10/15/2026	4,943	5,421
Greenpoint Manufactured Housing Pass-Through Certificates
2.977% due 11/22/2031	20,035	19,708
GSAA Home Equity Trust
1.042% due 05/25/2036	9,021	4,464
1.152% due 10/25/2036	61,312	32,974
1.152% due 02/25/2037	14,014	7,616
1.162% due 05/25/2036	26,239	13,542
1.252% due 10/25/2035	2,695	2,641
1.302% due 04/25/2047	25,199	17,318
1.332% due 08/25/2037	21,776	20,129
1.352% due 10/25/2035	27,003	25,193

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.512% due 08/25/2035		$4,304	$3,046
5.344% due 09/25/2035		403	344
5.772% due 11/25/2036 ^		11,354	6,244
6.000% due 11/25/2037 ^		786	663
6.448% due 06/25/2036		28,052	14,150
GSAA Trust
1.052% due 03/25/2036		37	22
1.102% due 06/25/2036		72,567	36,323
1.162% due 03/25/2036		36,689	22,103
1.202% due 05/25/2047		4,183	3,358
1.222% due 06/25/2036		5,210	2,848
1.252% due 03/25/2036		33,145	23,171
1.352% due 06/25/2035		401	400
GSAMP Trust
1.052% due 12/25/2036		898	493
1.062% due 11/25/2036		1,504	875
1.072% due 01/25/2037		3,387	2,131
1.122% due 06/25/2036		25,459	23,204
1.122% due 08/25/2036		39,784	36,594
1.122% due 11/25/2036		36,622	21,652
1.132% due 05/25/2046		35,318	31,861
1.152% due 01/25/2037		7,380	6,450
1.162% due 11/25/2035		270	92
1.182% due 11/25/2036		20,551	12,349
1.222% due 12/25/2035		15,184	14,806
1.222% due 06/25/2036		6,246	4,084
1.252% due 03/25/2047		36,761	30,110
1.282% due 06/25/2036		15,928	7,990
1.282% due 10/25/2036 ^		1,698	219
1.412% due 11/25/2035 ^		13,642	8,770
1.412% due 11/25/2035		15,304	14,875
1.432% due 12/25/2035		7,981	3,100
1.472% due 07/25/2045		5,034	4,916
1.502% due 07/25/2045		19,366	16,794
1.657% due 02/25/2035		2,630	2,521
2.132% due 12/25/2034		21,258	18,532
2.182% due 10/25/2034		1,594	1,532
GSRPM Mortgage Loan Trust
1.282% due 03/25/2035		961	950
1.282% due 09/25/2036		1,678	1,665
Home Equity Asset Trust
1.167% due 07/25/2037		10,500	10,355
1.452% due 01/25/2036		5,000	4,253
1.452% due 04/25/2036		18,000	14,145
1.682% due 12/25/2033		97	94
1.742% due 11/25/2032		128	118
1.882% due 11/25/2034		1,178	1,158
2.182% due 06/25/2032 ^		2,971	2,850
Home Equity Loan Trust
1.112% due 04/25/2037		32	32
House of Europe Funding PLC
0.010% due 12/15/2090	EUR	38,728	40,965
Hout Bay Corp.
1.080% due 07/05/2041		$534,952	164,498
1.280% due 07/05/2041		34,165	3,109
1.410% due 07/05/2041		4,046	322
HSI Asset Loan Obligation Trust
4.960% due 12/25/2036		12,020	6,090
HSI Asset Securitization Corp. Trust
1.032% due 10/25/2036		3,095	1,750
1.092% due 10/25/2036		24,681	14,083
1.122% due 01/25/2037		85,785	63,197
1.142% due 03/25/2036		8,377	8,033
1.142% due 10/25/2036		12,932	7,434
1.142% due 05/25/2037		22,026	20,591
1.152% due 12/25/2036		37,073	15,922
1.172% due 04/25/2037		21,995	12,979
1.222% due 10/25/2036		2,881	1,676
1.242% due 04/25/2037		8,861	5,291
1.312% due 02/25/2036		16,000	13,046
1.352% due 01/25/2036		9,000	8,910
ICG US CLO Ltd.
0.000% due 10/15/2026 (b)		44,700	44,905
IMC Home Equity Loan Trust
7.520% due 08/20/2028		54	59
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.142% due 11/25/2036		13,958	10,498
1.182% due 07/25/2037		22,016	14,082
1.222% due 08/25/2036		3,115	2,388
1.262% due 06/25/2036		8,000	6,286
1.282% due 03/25/2036		25,000	18,308
1.302% due 04/25/2037		19,184	15,094
IndyMac Mortgage Loan Trust
1.142% due 07/25/2036		38,508	17,591
IXIS Real Estate Capital Trust
1.132% due 01/25/2037		100,812	49,854

18	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.142% due 08/25/2036		$78,059	$31,744
1.142% due 05/25/2037		40,032	14,457
1.242% due 08/25/2036		50,954	21,206
1.382% due 03/25/2036 ^		15,908	10,235
1.927% due 02/25/2035		2,222	2,129
JMP Credit Advisors CLO Ltd.
2.203% due 04/30/2023		55,551	55,595
JPMorgan Mortgage Acquisition Corp.
1.162% due 02/25/2036		5,913	5,860
1.162% due 03/25/2036		27,865	25,862
1.252% due 03/25/2036		40,500	29,410
1.272% due 05/25/2035		15,998	15,341
1.642% due 09/25/2035		17,117	16,702
1.687% due 09/25/2035		10,682	8,382
1.912% due 06/25/2035		16,467	13,124
JPMorgan Mortgage Acquisition Trust
1.082% due 03/25/2047		186	120
1.092% due 08/25/2036		5,868	3,535
1.112% due 08/25/2036		55,089	51,618
1.117% due 07/25/2036		48,159	34,643
1.122% due 10/25/2036		9,281	9,183
1.122% due 11/25/2036		25,932	22,084
1.132% due 07/25/2036		18,333	17,965
1.142% due 05/25/2036		3,509	3,460
1.142% due 06/25/2036		17,968	17,561
1.142% due 01/25/2037		10,701	10,602
1.152% due 04/25/2036		9,066	8,813
1.192% due 03/25/2037		33,275	32,096
1.212% due 07/25/2036		8,907	8,682
1.222% due 05/25/2037		7,625	3,939
1.242% due 07/25/2036		18,125	16,448
1.252% due 07/25/2036		14,000	11,126
1.272% due 05/25/2036		15,470	9,700
1.302% due 04/25/2036		26,803	20,489
4.847% due 01/25/2037 ^		2,360	1,757
5.830% due 07/25/2036 ^		7,717	4,488
6.410% due 07/25/2036 ^		11,003	6,393
Jubilee CDO BV
0.139% due 09/20/2022	EUR	1,756	1,874
0.361% due 08/21/2021		6,473	6,887
Jubilee CLO BV
0.816% due 07/15/2027		83,800	89,400
KGS Alpha SBA Trust
1.130% due 04/25/2038 (a)		$51,034	1,460
KKR CLO Trust
1.740% due 12/15/2024		22,296	22,415
Kodiak CDO Ltd.
1.374% due 11/07/2042		40,372	39,968
KVK CLO Ltd.
0.000% due 01/15/2026		13,200	13,210
Lehman ABS Manufactured Housing Contract Trust
5.270% due 04/15/2040		498	511
Lehman XS Trust
1.122% due 02/25/2037 ^		3,143	3,096
1.132% due 04/25/2037 ^		1,297	1,025
1.152% due 02/25/2037 ^		39,197	23,545
1.162% due 02/25/2037		30,926	21,620
1.212% due 02/25/2037		7,138	3,437
1.262% due 05/25/2036		23,080	18,230
6.140% due 04/25/2036		31,285	27,703
Limerock CLO Ltd.
2.310% due 04/18/2026		29,800	29,879
Long Beach Mortgage Loan Trust
1.072% due 09/25/2036		14,705	6,309
1.082% due 12/25/2036		11,979	5,805
1.092% due 10/25/2036		5,042	2,207
1.092% due 11/25/2036		8,754	4,067
1.127% due 07/25/2036		40,936	28,260
1.132% due 05/25/2036		79,424	49,762
1.132% due 06/25/2036		88,103	47,420
1.132% due 09/25/2036		77,617	52,646
1.137% due 10/25/2036		74,523	46,625
1.142% due 10/25/2036		3,687	1,624
1.142% due 12/25/2036		5,324	3,350
1.142% due 05/25/2046		17,658	14,554
1.152% due 12/25/2036		53,769	26,331
1.182% due 01/25/2036		67,419	58,642
1.202% due 02/25/2036		45,687	41,502
1.222% due 08/25/2036		9,443	5,024
1.242% due 05/25/2036		4,505	2,276
1.282% due 01/25/2036		50,377	36,630
1.312% due 01/25/2046		220	218
1.362% due 08/25/2045		6,120	5,794
1.402% due 01/25/2046		49,948	35,949
1.627% due 11/25/2035		18,800	17,309
1.632% due 09/25/2034		636	526

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.777% due 06/25/2034		$5,862	$5,719
1.837% due 07/25/2034		2,978	2,894
2.107% due 05/25/2032		57	56
2.107% due 07/25/2033		5,413	5,156
3.982% due 11/25/2032		29	29
Long Fellow Place CLO Ltd.
2.139% due 01/15/2024		86,100	86,092
Madison Avenue Manufactured Housing Contract Trust
4.232% due 03/25/2032		6,000	6,069
Madison Park Funding Ltd.
1.988% due 01/19/2025		35,200	35,185
2.275% due 07/20/2026		65,200	65,332
2.326% due 04/20/2026		31,200	31,318
Malin CLO BV
0.015% due 05/07/2023	EUR	18,150	19,259
0.029% due 05/07/2023		12,209	13,028
MASTR Asset-Backed Securities Trust
1.032% due 08/25/2036		$6,764	3,252
1.032% due 10/25/2036		50,288	22,088
1.032% due 11/25/2036		9	4
1.032% due 01/25/2037		39,666	15,749
1.082% due 08/25/2036		13,593	6,520
1.082% due 10/25/2036		12,404	7,842
1.082% due 11/25/2036		23,567	15,481
1.082% due 01/25/2037		41,426	16,582
1.102% due 10/25/2036		41,467	18,435
1.112% due 10/25/2036		38,359	23,509
1.127% due 10/25/2036		75,079	36,636
1.132% due 04/25/2036		35,689	15,882
1.132% due 08/25/2036		26,171	13,594
1.142% due 10/25/2036		4,948	3,155
1.142% due 01/25/2037		45,744	18,486
1.182% due 04/25/2036		76,970	31,068
1.192% due 11/25/2036		4,871	2,412
1.192% due 05/25/2037		4,200	3,555
1.222% due 06/25/2036		6,356	3,484
1.222% due 08/25/2036		64,754	32,474
1.227% due 10/25/2036		8,342	4,137
1.272% due 01/25/2036		10,810	10,269
1.282% due 01/25/2036		4,195	4,136
1.282% due 05/25/2037		14,750	13,162
1.482% due 10/25/2035 ^		21,626	18,767
1.927% due 05/25/2035		4,000	3,890
2.132% due 08/25/2037		35,687	28,106
5.632% due 05/25/2033		7,203	7,102
MASTR Specialized Loan Trust
1.242% due 02/25/2036		7,351	6,985
1.352% due 01/25/2037		16,192	9,760
Mercator CLO DAC
0.523% due 10/15/2024	EUR	6,500	6,957
Mercedes-Benz Auto Lease Trust
1.150% due 01/15/2019		$23,300	23,269
Mercury CDO Ltd.
1.446% due 12/08/2040		39,439	37,120
1.956% due 12/08/2040		6,000	807
Merit Securities Corp.
6.690% due 07/28/2033		20	20
Merrill Lynch First Franklin Mortgage Loan Trust
1.152% due 04/25/2037		4,511	2,560
1.152% due 05/25/2037		43,975	25,968
1.222% due 05/25/2037		77,659	46,356
1.232% due 04/25/2037		36,216	20,806
1.302% due 05/25/2037		48,525	29,319
Merrill Lynch Mortgage Investors Trust
1.042% due 11/25/2037		5,353	2,862
1.132% due 08/25/2037		11,914	10,109
1.132% due 11/25/2037		32,661	17,824
1.142% due 03/25/2037		7,681	4,035
1.142% due 04/25/2037		17,425	9,851
1.162% due 03/25/2037		26	26
1.292% due 12/25/2036		5,036	4,926
1.432% due 02/25/2047		42,017	25,472
1.442% due 08/25/2036		15,600	15,043
1.462% due 05/25/2036		1,205	1,126
1.482% due 06/25/2036		8,976	8,821
1.912% due 07/25/2035		15,699	15,237
MESA Trust
4.207% due 11/25/2031 ^		1,066	715
Mid-State Capital Corp. Trust
3.500% due 12/15/2045		8,994	9,223
6.005% due 08/15/2037		2,855	3,112
Mid-State Trust
4.864% due 07/15/2038		1,038	1,109
MMcapS Funding Ltd.
1.505% due 12/01/2035		9,100	7,144

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Monroe Capital BSL CLO Ltd.
2.480% due 05/22/2027	$146,630	$147,284
Morgan Stanley ABS Capital, Inc. Trust
1.062% due 09/25/2036	337	188
1.082% due 10/25/2036	6,209	3,470
1.082% due 11/25/2036	2,646	1,635
1.092% due 03/25/2037	4,136	2,186
1.112% due 09/25/2036	63,999	36,505
1.112% due 10/25/2036	29,900	24,139
1.112% due 12/25/2036	72,646	49,062
1.112% due 01/25/2037	32,721	18,646
1.122% due 08/25/2036	42,801	25,628
1.122% due 10/25/2036	52,577	29,543
1.122% due 11/25/2036	4,191	2,607
1.122% due 05/25/2037	639	392
1.132% due 09/25/2036	18,297	9,088
1.132% due 10/25/2036	22,374	13,635
1.132% due 12/25/2036	1,455	947
1.142% due 03/25/2036	43,518	42,052
1.142% due 09/25/2036	35,494	20,118
1.162% due 02/25/2037	31,963	14,466
1.162% due 03/25/2037	36,833	19,642
1.182% due 02/25/2037	12,780	7,706
1.202% due 10/25/2036	1,915	1,088
1.202% due 11/25/2036	16,986	10,678
1.212% due 09/25/2036	5,398	3,100
1.212% due 10/25/2036	12,780	7,872
1.212% due 11/25/2036	4,695	2,947
1.212% due 02/25/2037	38,832	17,712
1.232% due 04/25/2036	24,412	20,451
1.232% due 08/25/2036	17,201	10,622
1.232% due 03/25/2037	59,692	32,106
1.232% due 05/25/2037	29,795	18,559
1.242% due 05/25/2037	14,315	10,410
1.292% due 12/25/2035	28,005	25,760
1.312% due 02/25/2037	11,138	6,840
1.382% due 12/25/2035	12,427	8,565
1.392% due 11/25/2035	22,000	20,784
1.722% due 01/25/2034	6,533	6,273
1.792% due 04/25/2034	2,720	2,601
1.882% due 05/25/2034	7,414	7,184
1.912% due 07/25/2035	7,500	6,641
1.972% due 06/25/2035	18,300	17,214
2.002% due 10/25/2033	2,270	2,169
2.002% due 11/25/2034	148	137
2.042% due 09/25/2034	323	300
2.062% due 03/25/2033	45	42
2.182% due 06/25/2033	1,752	1,723
2.232% due 07/25/2037	14,010	10,509
2.882% due 02/25/2047	68,042	58,195
Morgan Stanley Capital, Inc. Trust
1.252% due 03/25/2036	133,755	93,136
1.272% due 01/25/2036	20,697	19,543
1.272% due 02/25/2036	22,571	20,732
Morgan Stanley Dean Witter Capital, Inc. Trust
2.332% due 02/25/2033	1,158	1,120
2.557% due 11/25/2032	2,652	2,575
Morgan Stanley Home Equity Loan Trust
1.082% due 12/25/2036	5,141	2,883
1.082% due 04/25/2037	8,405	5,289
1.122% due 12/25/2036	56,535	31,887
1.142% due 04/25/2036	13,372	9,921
1.152% due 04/25/2037	10,234	6,502
1.242% due 04/25/2036	20,499	15,543
1.312% due 12/25/2035	209	209
1.332% due 04/25/2037	29,994	19,513
1.972% due 05/25/2035	11,698	9,989
Morgan Stanley IXIS Real Estate Capital Trust
1.052% due 11/25/2036	13,662	6,602
1.092% due 11/25/2036	33,923	16,475
1.132% due 11/25/2036	4,041	1,972
1.202% due 11/25/2036	28,355	13,959
1.212% due 07/25/2036	36,703	20,425
Morgan Stanley Mortgage Loan Trust
1.212% due 02/25/2037	5,135	2,653
1.342% due 04/25/2037	12,288	5,945
5.622% due 01/25/2047	488	472
5.750% due 04/25/2037 ^	539	386
5.754% due 01/25/2047	10,500	8,017
5.965% due 09/25/2046 ^	5,681	3,101
6.000% due 07/25/2047 ^	583	533
National Collegiate Commutation Trust
0.000% due 03/25/2038	69,340	38,836
0.000% due 03/31/2038	4,648	4,604

See Accompanying Notes	19

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Nationstar Home Equity Loan Trust
1.112% due 06/25/2037		$78	$78
1.212% due 03/25/2037		766	736
1.232% due 06/25/2037		340	260
1.302% due 04/25/2037		600	526
Navient Student Loan Trust
1.462% due 03/25/2066		31,234	31,308
2.132% due 03/25/2066		119,243	120,574
2.232% due 06/25/2065		87,001	88,445
Nelder Grove CLO Ltd.
2.300% due 08/28/2026		17,200	17,219
New Century Home Equity Loan Trust
1.162% due 05/25/2036		851	725
1.492% due 07/25/2035		836	812
1.722% due 08/25/2034		181	174
Newcastle Investment Trust
0.000% due 05/01/2033		135,436	127,483
Nissan Auto Lease Trust
1.260% due 12/17/2018		57,329	57,257
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.192% due 11/25/2035		14,716	13,843
1.272% due 03/25/2036		400	341
NovaStar Mortgage Funding Trust
1.112% due 03/25/2037		165,886	111,303
1.132% due 06/25/2036		2,523	1,785
1.162% due 09/25/2037		20,350	12,924
2.152% due 06/25/2035		5,000	4,310
NYMT Residential
4.000% due 03/25/2021		6,372	6,351
Oakwood Mortgage Investors, Inc.
5.190% due 06/15/2032		3,783	3,809
5.410% due 11/15/2032		4,759	4,860
6.340% due 04/15/2029		217	222
7.945% due 03/15/2022		3,379	2,228
Ocean Trails CLO
1.257% due 06/27/2022		4,960	4,962
2.334% due 08/13/2025		8,000	8,013
OCP CLO Ltd.
2.450% due 11/22/2025		21,000	21,034
2.473% due 07/17/2026		2,000	2,006
OHA Loan Funding Ltd.
2.391% due 01/23/2027		98,100	98,370
OneMain Direct Auto Receivables Trust
2.040% due 01/15/2021		20,772	20,813
OneMain Financial Issuance Trust
3.190% due 03/18/2026		4,900	4,958
4.100% due 03/20/2028		200	205
Option One Mortgage Loan Trust
1.122% due 01/25/2037		11,946	6,939
1.122% due 02/25/2037		9,655	5,882
1.122% due 03/25/2037		50,716	30,006
1.162% due 07/25/2037		7,849	5,078
1.282% due 01/25/2036		15,665	14,233
1.282% due 05/25/2037		5,809	3,614
1.882% due 01/25/2034		3,247	3,035
Option One Mortgage Loan Trust Asset-Backed Certificates
1.442% due 11/25/2035		15,400	13,054
1.837% due 10/25/2032		4,131	3,984
Origen Manufactured Housing Contract Trust
7.200% due 01/15/2037		2,336	2,473
7.650% due 03/15/2032		3,999	4,153
Ownit Mortgage Loan Trust
1.582% due 10/25/2036 ^		7,046	6,052
3.460% due 10/25/2035		10,066	6,562
OZLM Ltd.
2.299% due 04/17/2026		42,800	42,802
Palmer Square Loan Funding Ltd.
2.113% due 01/15/2025		81,000	81,017
2.391% due 06/21/2024		39,037	39,084
Pangaea ABS SPV
0.129% due 12/28/2096	EUR	9,720	10,022
Park Place Securities, Inc.
1.432% due 09/25/2035		$82	82
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.452% due 09/25/2035		23,085	22,299
1.482% due 07/25/2035		4,196	4,196
1.702% due 05/25/2035		11,774	10,177
1.762% due 01/25/2036		464	464
1.927% due 02/25/2035		599	602
2.062% due 03/25/2035		4,500	4,424
People’s Choice Home Loan Securities Trust
1.702% due 05/25/2035 ^		8,936	8,719
People’s Financial Realty Mortgage Securities Trust
1.122% due 09/25/2036		32,313	13,957
Phoenix Park CLO Ltd.
0.772% due 07/29/2027	EUR	2,450	2,630
Pinnacle Park CLO Ltd.
2.211% due 04/15/2026		$50,350	50,460

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Popular ABS Mortgage Pass-Through Trust
1.262% due 07/25/2035		$1,106	$1,083
1.342% due 05/25/2036		5,989	5,106
1.642% due 08/25/2035		2,800	2,760
4.071% due 01/25/2036 ^		110	110
5.417% due 04/25/2035		129	127
Prestige Auto Receivables Trust
1.460% due 07/15/2020		19,500	19,454
Primus CLO Ltd.
1.256% due 07/15/2021		1,693	1,695
Progress Residential Trust
2.443% due 09/17/2033		41,339	41,914
Queen Street CLO BV
0.090% due 08/15/2024	EUR	757	807
RAAC Trust
1.272% due 05/25/2046		$9,893	9,543
1.332% due 02/25/2046		4,261	4,109
1.332% due 11/25/2046		860	752
1.362% due 10/25/2046		14,631	13,230
1.382% due 09/25/2045		10,669	9,288
1.482% due 02/25/2037		5,000	3,801
1.632% due 02/25/2046		19,679	14,820
2.182% due 09/25/2047		2,753	2,736
2.482% due 09/25/2047		9,087	7,755
2.632% due 05/25/2039		4,000	3,795
Renaissance Home Equity Loan Trust
1.862% due 08/25/2033		1,118	1,051
5.512% due 04/25/2037		6,691	3,369
5.580% due 11/25/2036		11,038	6,551
5.744% due 06/25/2037 ^		90,553	44,019
5.906% due 06/25/2037		24,169	12,072
6.115% due 08/25/2036		14,028	9,020
6.203% due 06/25/2037		23,750	12,533
7.750% due 09/25/2037 ^		38,230	23,348
Residential Asset Mortgage Products Trust
0.998% due 12/25/2035		45,567	35,802
1.128% due 12/25/2035		55,739	42,120
1.152% due 07/25/2036		14,982	14,911
1.162% due 11/25/2036		8,856	8,203
1.172% due 03/25/2036		4,389	4,326
1.212% due 01/25/2036		904	901
1.212% due 12/25/2036		15,000	10,798
1.252% due 10/25/2036		17,000	15,340
1.382% due 02/25/2036		10,980	10,463
1.412% due 11/25/2035		12,673	12,357
1.522% due 07/25/2035		6,500	5,580
1.532% due 02/25/2035		5,645	5,537
1.562% due 10/25/2035		11,246	9,388
1.572% due 08/25/2035		13,673	13,257
1.572% due 11/25/2035		1,000	757
1.612% due 09/25/2035		10,000	7,405
1.732% due 04/25/2034		12,435	11,530
1.777% due 06/25/2035		5,000	4,731
1.852% due 02/25/2034		3,461	3,356
1.852% due 04/25/2034		8,952	8,039
1.912% due 06/25/2034		2,332	2,297
1.957% due 09/25/2034		4,217	4,131
1.972% due 10/25/2033		5,284	4,895
2.047% due 07/25/2035		10,889	8,950
2.182% due 01/25/2035 ^		2,814	2,041
2.557% due 04/25/2034 ^		2,261	1,625
2.632% due 11/25/2034		4,060	3,931
2.962% due 04/25/2034 ^		3,116	2,274
4.828% due 12/25/2033		51	52
5.717% due 10/25/2033		247	248
Residential Asset Securities Corp. Trust
1.132% due 08/25/2036		12,151	11,395
1.142% due 06/25/2036		11,537	11,396
1.142% due 07/25/2036		22,779	20,500
1.142% due 11/25/2036 ^		8,811	8,211
1.152% due 11/25/2036		27,957	25,301
1.162% due 04/25/2036		1,560	1,548
1.192% due 04/25/2037		40,597	34,839
1.202% due 02/25/2037		5,000	3,684
1.222% due 10/25/2036		41,063	33,557
1.232% due 11/25/2036		89,489	57,211
1.242% due 07/25/2036		16,518	10,700
1.252% due 04/25/2036		8,257	8,086
1.262% due 04/25/2036		19,720	17,934
1.302% due 01/25/2036		417	418
1.322% due 04/25/2037		50,445	39,594
1.352% due 03/25/2036		20,029	19,375
1.362% due 02/25/2036		6,246	5,886
1.382% due 02/25/2036		10,985	10,051
1.392% due 11/25/2035		27,221	23,585
1.402% due 12/25/2035		721	672

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.442% due 01/25/2036		$10,500	$10,089
1.482% due 07/25/2032 ^		742	679
1.572% due 08/25/2035		7,500	7,238
1.572% due 09/25/2035		5,250	4,862
1.632% due 06/25/2035		4,241	4,150
1.682% due 07/25/2035		6,797	6,635
1.732% due 04/25/2034		2,941	2,706
1.777% due 01/25/2035		4,412	4,234
1.807% due 02/25/2034		5,702	5,474
1.822% due 12/25/2034		7,790	7,550
1.882% due 04/25/2035		4,724	4,640
5.120% due 12/25/2033		2,799	2,596
6.084% due 06/25/2032 ^		1,273	1,377
6.349% due 03/25/2032		60	59
Residential Funding Home Loan Trust
1.112% due 05/25/2036		1,145	1,041
5.950% due 08/25/2034		1,390	1,448
RMAT LLC
4.090% due 07/27/2020		13,032	13,138
RMF Euro CDO PLC
0.132% due 07/18/2023	EUR	914	975
Saratoga Investment Corp. CLO Ltd.
2.580% due 10/20/2025		$29,600	29,797
Saxon Asset Securities Trust
1.482% due 03/25/2032		550	523
1.632% due 11/25/2035		6,000	2,572
1.957% due 12/25/2033		4,715	4,501
Securitized Asset-Backed Receivables LLC Trust
1.042% due 12/25/2036 ^		575	193
1.062% due 11/25/2036 ^		222	82
1.082% due 07/25/2036		30,827	17,230
1.122% due 07/25/2036		23,928	17,919
1.132% due 07/25/2036		30,752	17,332
1.142% due 07/25/2036		7,495	3,809
1.142% due 11/25/2036		11,582	4,279
1.152% due 08/25/2036		11,554	5,123
1.182% due 12/25/2036		93,899	46,651
1.222% due 07/25/2036		5,627	3,219
1.232% due 05/25/2036		3,254	1,973
1.232% due 06/25/2036		10,498	8,005
1.272% due 11/25/2035		7,630	7,512
1.272% due 12/25/2035		7,738	7,060
1.382% due 11/25/2035		35,753	20,897
1.382% due 12/25/2035		17,947	8,503
1.657% due 01/25/2035		5,558	5,333
1.942% due 01/25/2036 ^		2,779	1,829
Securitized Term Auto Receivables Trust
1.284% due 11/26/2018		18,500	18,482
1.524% due 03/25/2020		5,000	4,975
SG Mortgage Securities Trust
1.122% due 10/25/2036		35,138	29,939
SLM Private Credit Student Loan Trust
1.311% due 03/15/2024		73	72
1.321% due 12/15/2023		4,790	4,758
1.371% due 12/16/2041		4,000	3,642
SLM Private Education Loan Trust
1.962% due 05/17/2027		10,000	10,075
3.310% due 10/15/2046		10,408	10,530
4.162% due 05/16/2044		18,022	18,736
4.370% due 04/17/2028		11,551	11,816
SLM Student Loan Trust
0.035% due 12/15/2023	EUR	3,827	4,041
0.073% due 10/25/2039		10,000	9,762
1.128% due 01/26/2026		$65,857	65,575
1.601% due 12/15/2027		74,769	74,673
2.538% due 04/25/2023		28,779	29,346
SMB Private Education Loan Trust
1.462% due 11/15/2023		23,952	23,990
2.750% due 07/15/2027		10,000	10,090
2.980% due 07/15/2027		16,700	16,948
3.050% due 05/15/2026		250	254
SoFi Professional Loan Program LLC
1.530% due 04/25/2033		7,635	7,616
1.630% due 01/25/2036		70,699	70,576
1.932% due 01/25/2039		6,724	6,784
2.340% due 04/25/2033		7,800	7,667
2.510% due 08/25/2033		14,216	14,197
2.720% due 10/27/2036		56,951	57,238
3.020% due 10/25/2027		1,561	1,579
3.020% due 02/25/2040		27,038	27,113
Soundview Home Loan Trust
1.092% due 01/25/2037		346	250
1.092% due 02/25/2037		237	94
1.112% due 07/25/2037		25	24
1.132% due 07/25/2036		78,458	75,774
1.142% due 10/25/2036		16,544	15,959

20	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.142% due 01/25/2037		$63,137	$45,999
1.152% due 06/25/2036		19,825	18,595
1.152% due 11/25/2036		82,511	35,204
1.192% due 06/25/2037		11,543	7,868
1.212% due 06/25/2036		10,000	8,476
1.222% due 07/25/2036		9,800	7,583
1.222% due 01/25/2037		27,478	20,210
1.232% due 11/25/2036		335	248
1.242% due 12/25/2035		607	605
1.252% due 12/25/2036		5,000	4,114
1.332% due 12/25/2035		20,000	18,146
1.352% due 03/25/2036		14,893	9,927
1.352% due 02/25/2037		25,244	10,523
1.492% due 08/25/2035		24,449	23,905
1.732% due 06/25/2035		17,750	13,211
1.807% due 06/25/2035		2,936	2,747
2.282% due 11/25/2033		631	625
Specialty Underwriting & Residential Finance Trust
1.222% due 09/25/2037		23,154	11,216
1.232% due 06/25/2037		7,285	5,410
1.252% due 04/25/2037		5,329	3,196
1.282% due 12/25/2036		115	114
1.582% due 06/25/2036		2,000	1,575
2.152% due 12/25/2035		2,000	1,603
Spirit Master Funding LLC
3.887% due 12/20/2043		40,000	39,925
SpringCastle America Funding LLC
3.050% due 04/25/2029		103,343	104,106
St Paul’s CLO DAC
0.683% due 04/25/2028	EUR	133,200	142,267
St Paul’s CLO Ltd.
0.756% due 01/15/2028		233,450	249,085
Streeterville ABS CDO Ltd.
1.385% due 11/03/2040		$120,843	101,508
Structured Asset Investment Loan Trust
1.112% due 07/25/2036		57,048	41,800
1.122% due 06/25/2036		42,016	34,526
1.132% due 07/25/2036		10,596	9,122
1.154% due 07/25/2036		64,224	41,407
1.292% due 01/25/2036		67,961	54,405
1.312% due 12/25/2035		5,769	5,679
1.682% due 04/25/2033		675	662
1.702% due 10/25/2035		63,800	55,024
1.717% due 03/25/2035		10,173	9,798
1.717% due 08/25/2035		5,987	5,872
1.747% due 08/25/2035		32,258	27,396
1.762% due 07/25/2035		13,234	12,455
1.882% due 04/25/2035		12,640	8,518
1.957% due 09/25/2034		150	135
Structured Asset Securities Corp.
1.732% due 02/25/2035		9,991	8,220
Structured Asset Securities Corp. Mortgage Loan Trust
1.112% due 05/25/2036		38,190	32,620
1.117% due 07/25/2036		60,384	56,974
1.122% due 09/25/2036		5,137	5,055
1.122% due 08/25/2046		50,182	43,684
1.132% due 09/25/2036		11,138	10,097
1.142% due 03/25/2036		31,705	26,560
1.142% due 04/25/2036		40,244	37,459
1.152% due 06/25/2037		10,520	9,542
1.162% due 03/25/2037		7,197	4,463
1.182% due 02/25/2037		21,083	19,793
1.202% due 10/25/2037		59,162	39,169
1.212% due 05/25/2047		6,000	4,913
1.232% due 09/25/2036		27,300	24,063
1.232% due 03/25/2037		31,287	19,604
1.252% due 04/25/2036		12,000	10,495
1.272% due 07/25/2036		41,920	27,759
1.272% due 09/25/2036		62,675	43,956
1.282% due 04/25/2031		12,597	12,144
1.282% due 12/25/2035		25,353	17,107
1.282% due 01/25/2037		13,630	6,282
1.282% due 03/25/2037		10,774	6,801
1.292% due 05/25/2036		34,000	26,503
1.292% due 12/25/2036		35,465	15,683
1.302% due 05/25/2037		5,749	5,592
1.352% due 04/25/2036		10,300	9,401
1.452% due 02/25/2036		12,034	9,292
1.482% due 11/25/2037		5,100	3,323
1.652% due 11/25/2035		1,457	1,232
1.982% due 08/25/2037		19,954	19,378
2.032% due 08/25/2037		7,000	5,205
2.082% due 10/25/2037		80,674	40,401
2.382% due 11/25/2035		3,000	2,745
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.332% due 04/25/2033		255	254
3.450% due 02/25/2032		426	420
5.410% due 06/25/2033		124	122

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Structured Asset Securities Corp. Trust
7.374% due 05/25/2031	$4,022	$3,532
Sudbury Mill CLO Ltd.
2.473% due 01/17/2026	5,250	5,258
Symphony CLO LP
2.110% due 01/09/2023	3,744	3,754
Symphony CLO Ltd.
1.773% due 01/15/2024	65,335	65,446
Taberna Preferred Funding Ltd.
1.434% due 02/05/2036	149,149	114,845
1.469% due 07/05/2035	34,592	26,296
Terwin Mortgage Trust
1.292% due 04/25/2037	15,805	12,590
1.382% due 09/25/2036	12,700	5,508
THL Credit Wind River CLO Ltd.
2.472% due 01/15/2026	14,800	14,849
Tralee CLO Ltd.
2.480% due 07/20/2026	51,100	51,211
Trapeza CDO LLC
2.189% due 01/20/2034	1,371	1,289
Trapeza CDO Ltd.
1.295% due 04/06/2042	38,371	30,313
1.318% due 11/09/2042	31,709	24,574
1.355% due 04/06/2042	8,300	5,229
1.367% due 01/27/2040	46,290	39,346
1.368% due 11/09/2042	14,000	8,750
1.448% due 01/25/2035	13,919	11,344
Triaxx Prime CDO Ltd.
1.049% due 10/02/2039	31,650	24,054
Tropic CDO Ltd.
1.313% due 07/15/2036	44,966	35,074
1.343% due 07/15/2036	47,097	35,558
Truman Capital Mortgage Loan Trust
1.242% due 03/25/2036	157	146
1.732% due 12/25/2032	250	251
TruPS Financials Note Securitization Ltd.
0.000% due 04/20/2038	42,650	41,371
2.946% due 01/20/2038	122,993	115,613
4.260% due 04/20/2038	20,000	20,030
U.S. Capital Funding Ltd.
1.290% due 10/10/2040	57,272	45,818
U.S. Residential Opportunity Fund Trust
3.598% due 10/27/2036	537	536
Utah State Board of Regents
1.732% due 09/25/2056	47,503	47,482
VB-S1 Issuer LLC
3.065% due 06/15/2046	6,000	5,916
Venture CDO Ltd.
1.260% due 01/20/2022	6,227	6,193
1.321% due 07/22/2021	13,794	13,770
Venture CLO Ltd.
1.609% due 11/14/2022	5,781	5,788
2.392% due 01/15/2027	111,500	111,596
Vertical Bridge CC LLC
5.193% due 10/15/2046	11,048	10,860
VOLT LLC
3.375% due 02/25/2055	3,457	3,455
3.500% due 09/25/2046	4,294	4,331
3.875% due 04/25/2055	1,016	1,021
4.000% due 05/25/2046	3,804	3,844
4.250% due 02/26/2046	10,926	11,005
4.250% due 04/25/2046	7,526	7,621
Voya CLO Ltd.
2.320% due 10/15/2022	9,579	9,612
2.343% due 10/15/2022	4,883	4,889
WaMu Asset-Backed Certificates Trust
1.092% due 04/25/2037	62	30
1.132% due 01/25/2037	71,605	53,849
1.152% due 07/25/2047	20,388	12,863
1.207% due 05/25/2047	68,783	55,933
1.222% due 05/25/2047	36,263	24,917
1.232% due 05/25/2047	24,765	17,034
Wasatch Ltd.
1.131% due 11/14/2022	35,240	34,974
1.276% due 11/14/2022	58,734	58,024
Washington Mutual Asset-Backed Certificates Trust
1.042% due 10/25/2036	180	86
1.132% due 05/25/2036	19,758	14,705
1.162% due 10/25/2036	18,078	8,810
1.222% due 08/25/2036	12,960	7,620
Wells Fargo Home Equity Asset-Backed Securities Trust
1.212% due 04/25/2037	34,961	31,644
1.612% due 11/25/2035	2,600	2,494

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
1.612% due 04/25/2034		$144	$133
Westlake Automobile Receivables Trust
1.810% due 10/15/2019		92,000	91,928
WhiteHorse Ltd.
2.235% due 02/03/2025		27,800	27,813
Wood Street CLO BV
0.358% due 09/25/2022	EUR	7,100	7,555
Wrightwood Capital Real Estate CDO Ltd.
1.372% due 11/21/2040		$4,818	4,835

Total Asset-Backed Securities (Cost $18,681,208)			19,227,600

SOVEREIGN ISSUES 8.1%
Argentine Government International Bond
3.875% due 01/15/2022	EUR	17,250	18,300
6.250% due 04/22/2019		$20,800	22,017
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	37,500	42,421
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2017 (f)	BRL	3,668,180	1,115,821
0.000% due 01/01/2018 (f)		3,162,613	942,293
0.000% due 04/01/2018 (f)		5,580,520	1,627,998
0.000% due 07/01/2018 (f)		3,475,921	991,989
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2045 (g)		181,943	64,198
6.000% due 08/15/2050 (g)		1,134,478	407,509
10.000% due 01/01/2025		174,803	55,931
Dominican Republic International Bond
6.850% due 01/27/2045		$100	104
Ecuador Government International Bond
9.650% due 12/13/2026		3,000	3,113
Indonesia Government International Bond
2.625% due 06/14/2023	EUR	22,400	25,097
3.750% due 06/14/2028		7,400	8,468
Korea Expressway Corp.
1.875% due 10/22/2017		$2,800	2,800
Korea Housing Finance Corp.
1.625% due 09/15/2018		2,750	2,736
Kuwait International Government Bond
2.750% due 03/20/2022		108,310	108,602
3.500% due 03/20/2027		336,400	340,428
Mexico Government International Bond
4.000% due 03/15/2115	EUR	4,400	4,098
Panama Government International Bond
6.700% due 01/26/2036		$200	254
Republic of Greece Government International Bond
3.000% due 02/24/2023 (k)	EUR	5,465	4,835
3.000% due 02/24/2024		10,304	8,936
3.000% due 02/24/2025		5,465	4,697
3.000% due 02/24/2026 (k)		11,175	9,410
3.000% due 02/24/2027 (k)		14,875	12,458
3.000% due 02/24/2028		10,716	8,626

See Accompanying Notes	21

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.000% due 02/24/2029	EUR	7,466	$5,839
3.000% due 02/24/2030		16,266	12,511
3.000% due 02/24/2031		7,266	5,496
3.000% due 02/24/2032		6,166	4,595
3.000% due 02/24/2033		5,866	4,309
3.000% due 02/24/2034		46,343	33,631
3.000% due 02/24/2035		9,906	7,062
3.000% due 02/24/2036		19,180	13,600
3.000% due 02/24/2037		6,366	4,493
3.000% due 02/24/2038		6,366	4,477
3.000% due 02/24/2039		8,600	6,056
3.000% due 02/24/2040		6,366	4,486
3.000% due 02/24/2041		7,066	4,976
3.000% due 02/24/2042		6,666	4,686
3.800% due 08/08/2017	JPY	6,139,000	53,066
4.500% due 07/03/2017		4,610,000	40,367
4.750% due 04/17/2019	EUR	88,710	89,924
Russia Government International Bond
5.625% due 04/04/2042		$90,400	99,603
5.875% due 09/16/2043		8,600	9,814
Saudi Government International Bond
2.375% due 10/26/2021		400	393
3.250% due 10/26/2026		26,400	25,700
4.500% due 10/26/2046		182,600	180,378
Uruguay Government International Bond
5.100% due 06/18/2050		200	193

Total Sovereign Issues (Cost $6,277,691)			6,448,794

		SHARES
COMMON STOCKS 0.0%
ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR		2,788,322	0

FINANCIALS 0.0%
TIG FinCo PLC (j)		1,379,323	1,728

HEALTH CARE 0.0%
NVHL S.A. ‘A’ (d)(j)		8,220	14
NVHL S.A. ‘B’ (d)(j)		8,220	14
NVHL S.A. ‘C’ (d)(j)		8,220	14
NVHL S.A. ‘D’ (d)(j)		8,220	14
NVHL S.A. ‘E’ (d)(j)		8,220	14
NVHL S.A. ‘F’ (d)(j)		8,220	14
NVHL S.A. ‘G’ (d)(j)		8,220	14
NVHL S.A. ‘H’ (d)(j)		8,220	14
NVHL S.A. ‘I’ (d)(j)		8,220	14
NVHL S.A. ‘J’ (d)(j)		8,220	14

			140

Total Common Stocks (Cost $2,265)			1,868

	SHARES	MARKET VALUE (000s)
WARRANTS 0.0%
INFORMATION TECHNOLOGY 0.0%
Novasep Holding SAS - Exp. 05/31/2019	116,700	$6

UTILITIES 0.0%
Dynegy, Inc. - Exp. 02/02/2024	433,663	247

Total Warrants (Cost $1,141)		253

CONVERTIBLE PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
Wells Fargo & Co.
7.500% (h)	800	991

Total Convertible Preferred Securities (Cost $724)		991

PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
Farm Credit Bank of Texas
6.750% due 09/15/2023 (h)(j)	87,500	9,434
Navient Corp.
4.125% due 01/16/2018	51,000	1,293

		10,727

REAL ESTATE 0.0%
VEREIT, Inc.
6.700% due 01/03/2019 (h)	260,000	6,685

Total Preferred Securities (Cost $15,155)		17,412

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 5.5%
CERTIFICATES OF DEPOSIT 1.6%
Barclays Bank PLC
1.804% due 11/06/2017	$121,820	122,074
1.906% due 09/08/2017	119,800	120,074
Credit Suisse AG
1.920% due 09/12/2017	97,200	97,431
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017	75,900	76,104
Mizuho Bank Ltd.
1.820% due 12/12/2017	189,800	190,283
Natixis S.A.
1.846% due 09/25/2017	218,500	219,020
Norinchukin Bank
1.733% due 10/12/2017	27,500	27,579
Sumitomo Mitsui Banking Corp.
1.831% due 09/15/2017	129,300	129,624
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017	70,150	70,344
1.882% due 09/18/2017	194,600	195,139

		1,247,672

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM NOTES 0.1%
Holmes Master Issuer PLC
1.512% due 04/15/2017		$68,600	$68,638

ARGENTINA TREASURY BILLS 0.5%
3.043% due 05/26/2017 - 12/15/2017 (e)(f)		428,240	421,370

JAPAN TREASURY BILLS 2.1%
(0.278)% due 04/24/2017 - 05/01/2017 (e)(f)	JPY	187,440,000	1,683,857

MEXICO TREASURY BILLS 1.2%
6.870% due 05/25/2017 - 03/01/2018 (e)(f)	MXN	18,438,607	943,832

U.S. TREASURY BILLS 0.0%
0.727% due 04/20/2017 - 04/27/2017 (e)(f)(m)(o)		$31,239	31,226

Total Short-Term Instruments (Cost $4,299,017)			4,396,595

Total Investments in Securities (Cost $96,194,839)			97,405,924

		SHARES
INVESTMENTS IN AFFILIATES 0.9%

SHORT-TERM INSTRUMENTS 0.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.9%
PIMCO Short-Term Floating NAV Portfolio III		72,022,929	$712,019

Total Short-Term Instruments (Cost $712,019)			712,019

Total Investments in Affiliates (Cost $712,019)			712,019

Total Investments 123.4% (Cost $96,906,858)			$98,117,943
Financial Derivative Instruments (l)(n) (0.4)% (Cost or Premiums, net $(776,618))			(345,395)
Other Assets and Liabilities, net (23.0)%			(18,278,482)

Net Assets 100.0%			$79,494,066

22	See Accompanying Notes

March 31, 2017

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.
(j)	RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.
4.870% due 10/03/2021	10/02/2014	$36,817	$37,208	0.05%
Farm Credit Bank of Texas
6.750% due 09/15/2023	12/16/2014	9,012	9,434	0.01%
NVHL S.A. ‘A’	03/09/2012	26	14	0.00%
NVHL S.A. ‘B’	03/09/2012	26	14	0.00%
NVHL S.A. ‘C’	03/09/2012	26	14	0.00%
NVHL S.A. ‘D’	03/09/2012	27	14	0.00%
NVHL S.A. ‘E’	03/09/2012	27	14	0.00%
NVHL S.A. ‘F’	03/09/2012	27	14	0.00%
NVHL S.A. ‘G’	03/09/2012	27	14	0.00%
NVHL S.A. ‘H’	03/09/2012	27	14	0.00%
NVHL S.A. ‘I’	03/09/2012	27	14	0.00%
NVHL S.A. ‘J’	03/09/2012	27	14	0.00%
PropCo
8.000% due 04/15/2023	03/21/2017	80,301	80,375	0.10%
Rise Ltd.
4.750% due 01/31/2021	02/11/2014	3,398	3,368	0.01%
TIG FinCo PLC	04/02/2015 - 02/24/2017	1,998	1,728	0.00%

		$131,793	$132,253	0.17%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (1)	Settlement Date	Maturity Date		Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
BOM	0.760%	03/31/2017	04/10/2017			$(19,076)	$(19,077)
	0.780%	01/10/2017	04/10/2017			(519,050)	(519,983)
	0.780%	01/13/2017	04/10/2017			(386,681)	(387,351)
	0.780%	03/01/2017	04/10/2017			(31,104)	(31,127)
	0.780%	03/01/2017	04/21/2017			(6,360)	(6,365)
	0.780%	03/14/2017	04/21/2017			(81,192)	(81,227)
	0.790%	03/14/2017	04/21/2017			(3,084)	(3,086)
	0.800%	01/18/2017	04/18/2017			(250,000)	(250,417)
	0.800%	03/02/2017	04/10/2017			(6,675)	(6,680)
	0.810%	03/02/2017	04/21/2017			(32,262)	(32,286)
	0.820%	02/28/2017	04/28/2017			(500,000)	(500,387)
	0.840%	01/30/2017	04/10/2017			(53,063)	(53,141)
	0.840%	03/01/2017	04/10/2017			(1,093)	(1,094)
	0.840%	03/14/2017	04/10/2017			(36,118)	(36,135)
	0.850%	01/06/2017	04/06/2017			(96,625)	(96,823)
	0.850%	03/02/2017	04/06/2017			(16,465)	(16,477)
BOS	0.600%	03/29/2017	04/05/2017			(24,969)	(24,971)
	0.820%	01/03/2017	04/03/2017			(126,719)	(126,978)
	0.820%	01/18/2017	04/04/2017			(22,275)	(22,313)
	0.820%	02/10/2017	04/04/2017			(49,937)	(49,997)
	0.820%	03/14/2017	04/04/2017			(1,194)	(1,195)
	0.820%	03/15/2017	04/04/2017			(38,601)	(38,617)
	1.000%	03/13/2017	04/12/2017			(357,430)	(357,638)
	1.000%	03/16/2017	04/12/2017			(111,886)	(111,942)
	1.000%	03/23/2017	04/12/2017			(129,589)	(129,629)
	1.000%	03/30/2017	04/06/2017			(423,969)	(424,016)
	1.040%	03/22/2017	04/07/2017			(79,924)	(79,951)
	1.050%	03/21/2017	04/04/2017			(11,445)	(11,449)
BRC	(20.000%)	01/31/2017	TBD	(2)	EUR	(804)	(829)
	(0.500%)	03/07/2017	TBD	(2)		$(498)	(497)
	(0.250%)	03/24/2017	04/03/2017			(7,456)	(7,455)
	(0.250%)	04/03/2017	TBD	(2)		(4,793)	(4,793)

See Accompanying Notes	23

Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Borrowing Rate (1)	Settlement Date	Maturity Date		Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
BSN	0.720%	02/01/2017	04/04/2017			$(238,750)	$(239,041)
	0.850%	01/27/2017	04/05/2017			(126,588)	(126,785)
	0.850%	03/06/2017	04/03/2017			(87,335)	(87,392)
	0.850%	03/06/2017	04/05/2017			(37,888)	(37,914)
	0.850%	03/14/2017	04/05/2017			(44,775)	(44,796)
	0.980%	03/13/2017	04/12/2017			(542,306)	(542,616)
	0.980%	03/30/2017	04/27/2017			(50,063)	(50,068)
CFR	(1.300%)	11/16/2016	TBD	(2)	EUR	(2,065)	(2,192)
	(1.300%)	12/05/2016	12/05/2017			(2,673)	(2,842)
	(1.300%)	03/20/2017	TBD	(2)		(940)	(1,002)
	(1.200%)	03/29/2017	TBD	(2)		(1,840)	(1,963)
GRE	0.770%	03/21/2017	04/17/2017			$(33,381)	(33,390)
	0.770%	03/27/2017	04/17/2017			(20,933)	(20,936)
	0.770%	03/28/2017	04/17/2017			(2,042)	(2,042)
	0.810%	03/28/2017	04/03/2017			(20,422)	(20,425)
	0.870%	03/06/2017	04/06/2017			(118,594)	(118,674)
	0.950%	03/13/2017	04/13/2017			(99,500)	(99,555)
	1.000%	03/13/2017	04/19/2017			(49,812)	(49,842)
	1.150%	03/30/2017	04/13/2017			(273,969)	(274,004)
GSC	1.030%	03/13/2017	04/12/2017			(300,759)	(300,940)
	1.070%	03/15/2017	04/13/2017			(422,686)	(422,925)
JML	(1.500%)	01/11/2017	TBD	(2)	EUR	(1,572)	(1,671)
	(1.500%)	01/26/2017	01/26/2018			(7,711)	(8,204)
	(1.500%)	01/30/2017	TBD	(2)		(1,594)	(1,696)
	(1.500%)	02/01/2017	TBD	(2)		(1,582)	(1,684)
JPS	0.500%	03/06/2017	04/06/2017			$(289,875)	(289,988)
	0.520%	03/08/2017	04/10/2017			(20,597)	(20,605)
	0.550%	03/13/2017	04/13/2017			(190,500)	(190,561)
	0.550%	03/21/2017	04/21/2017			(149,250)	(149,280)
	0.600%	03/15/2017	04/17/2017			(20,208)	(20,215)
	0.650%	03/23/2017	04/06/2017			(115,955)	(115,978)
	0.770%	03/14/2017	04/03/2017			(2,578)	(2,580)
	0.840%	01/17/2017	07/17/2017			(298,076)	(298,605)
	0.850%	03/21/2017	07/21/2017			(28,612)	(28,621)
	1.000%	03/13/2017	04/19/2017			(273,969)	(274,129)
	1.050%	03/14/2017	04/12/2017			(526,438)	(526,745)
	1.050%	03/30/2017	04/13/2017			(292,125)	(292,159)
	1.130%	03/09/2017	09/11/2017			(319,719)	(319,970)
MYI	(18.000%)	03/28/2017	TBD	(2)	EUR	(627)	(640)
	(18.000%)	03/31/2017	TBD	(2)		(238)	(254)
NOM	0.850%	01/18/2017	04/18/2017			$(418,494)	(419,235)
	0.850%	02/13/2017	04/18/2017			(131,598)	(131,750)
	1.000%	03/13/2017	04/18/2017			(1,011,461)	(1,012,051)
RDR	0.850%	03/13/2017	04/11/2017			(285,356)	(285,498)
	0.900%	03/06/2017	04/06/2017			(403,000)	(403,282)
	0.950%	03/09/2017	06/08/2017			(48,625)	(48,657)
	1.000%	03/13/2017	04/12/2017			(249,932)	(250,078)
SCX	0.800%	01/20/2017	04/20/2017			(372,645)	(373,249)
	0.830%	01/18/2017	04/18/2017			(206,000)	(206,356)
	0.830%	03/21/2017	04/18/2017			(46,161)	(46,175)
	0.850%	03/21/2017	04/03/2017			(38,150)	(38,162)
	0.870%	01/09/2017	04/10/2017			(252,813)	(253,326)
	0.870%	01/17/2017	04/10/2017			(5,280)	(5,290)
	0.910%	03/08/2017	04/10/2017			(146,438)	(146,534)
	1.000%	03/14/2017	04/13/2017			(286,262)	(286,420)
	1.030%	03/16/2017	05/16/2017			(99,625)	(99,676)
	1.040%	03/16/2017	04/18/2017			(216,675)	(216,787)
	1.040%	03/21/2017	05/19/2017			(351,375)	(351,507)
	1.040%	03/24/2017	05/24/2017			(245,938)	(246,009)
	1.050%	03/27/2017	05/26/2017			(190,188)	(190,226)
	1.050%	03/30/2017	05/31/2017			(212,888)	(212,912)
SGY	1.000%	03/24/2017	04/07/2017			(69,816)	(69,836)

Total Reverse Repurchase Agreements							$(13,749,871)

SALE-BUYBACK TRANSACTIONS:
Counterparty	Borrowing Rate (1)	Borrowing Date	Maturity Date		Amount Borrowed (1)		Payable for Sale-Buyback Transactions (3)
BPG	1.130%	03/09/2017	09/08/2017			$(50,293)	$(50,260)
GSC	0.700%	03/28/2017	04/04/2017			(49,993)	(49,999)
	0.720%	03/24/2017	04/24/2017			(235,404)	(235,451)
	0.770%	03/07/2017	04/07/2017			(109,871)	(109,935)
	0.900%	03/23/2017	04/24/2017			(173,479)	(173,526)
	1.150%	03/30/2017	04/13/2017			(249,027)	(249,059)
NOM	0.750%	03/07/2017	04/07/2017			(28,365)	(28,381)
	0.850%	03/30/2017	04/13/2017			(199,806)	(199,825)

Total Sale-Buyback Transactions							$(1,096,436)

24	See Accompanying Notes

March 31, 2017

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	3.500%	05/01/2032	$4,000	$(4,156)	$(4,158)
Fannie Mae, TBA	3.500%	04/01/2047	955,000	(970,220)	(977,010)
Fannie Mae, TBA	4.000%	04/01/2047	85,000	(88,374)	(89,164)
Fannie Mae, TBA	4.000%	05/01/2047	63,000	(65,640)	(65,958)
Freddie Mac, TBA	3.000%	04/01/2047	1,144,000	(1,123,135)	(1,133,364)
Ginnie Mae, TBA	4.000%	04/01/2047	6,000	(6,313)	(6,338)

Total Short Sales				$(2,257,838)	$(2,275,992)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(k)	Securities with an aggregate market value of $15,011,990 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
Global/Master Repurchase Agreement
BOM	$0	$(2,041,656)	$0	$(2,041,656)	$2,031,452	$(10,204)
BOS	0	(1,378,696)	0	(1,378,696)	1,396,312	17,616
BRC	0	(13,574)	0	(13,574)	13,434	(140)
BSN	0	(1,128,612)	0	(1,128,612)	1,143,145	14,533
CFR	0	(7,999)	0	(7,999)	8,056	57
GRE	0	(618,868)	0	(618,868)	619,424	556
GSC	0	(723,865)	0	(723,865)	746,165	22,300
JML	0	(13,255)	0	(13,255)	13,042	(213)
JPS	0	(2,529,436)	0	(2,529,436)	2,536,592	7,156
MYI	0	(894)	0	(894)	674	(220)
NOM	0	(1,563,036)	0	(1,563,036)	1,608,992	45,956
RBC	0	0	0	0	(7,269)	(7,269)
RDR	0	(987,515)	0	(987,515)	1,000,213	12,698
RYL	0	0	0	0	(1,163)	(1,163)
SCX	0	(2,672,629)	0	(2,672,629)	2,666,116	(6,513)
SGY	0	(69,836)	0	(69,836)	69,321	(515)
Master Securities Forward Transaction Agreement
BPG	0	0	(50,260)	(50,260)	50,473	213
GSC	0	0	(817,970)	(817,970)	816,329	(1,641)
NOM	0	0	(228,206)	(228,206)	228,069	(137)

Total Borrowings and Other Financing Transactions	$0	$(13,749,871)	$(1,096,436)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(7,455)	$0	$(21,751)	$(29,206)
U.S. Government Agencies	0	(4,205,549)	0	0	(4,205,549)
U.S. Treasury Obligations	0	(7,712,417)	(1,148,987)	(647,196)	(9,508,600)
Sovereign Issues	0	0	0	(1,723)	(1,723)

Total	$0	$(11,925,421)	$(1,148,987)	$(670,670)	$(13,745,078)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(1,046,176)	0	(50,260)	(1,096,436)

Total	$0	$(1,046,176)	$0	$(50,260)	$(1,096,436)

Total Borrowings	$0	$(12,971,597)	$(1,148,987)	$(720,957)	$(14,841,514)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions (5)					$(14,841,514)

(1)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(2,647,524) at a weighted average interest rate of 0.539%.
(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $(119) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(5)	Unsettled reverse repurchase agreements liability of $(4,793) is outstanding at period end.

See Accompanying Notes	25

Schedule of Investments PIMCO Income Fund (Cont.)

(l)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

					Variation Margin
Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Australia Government 10-Year Bond June Futures	Long	06/2017	360	$639	$97	$(14)
British pound currency June Futures	Short	06/2017	436	(968)	0	(147)
Euro currency June Futures	Short	06/2017	800	(1,121)	65	0
Euro-Bund 10-Year Bond June Futures	Long	06/2017	3	5	1	0
Euro-Buxl 30-Year Bond June Futures	Long	06/2017	3	15	1	(1)

Total Futures Contracts				$(1,430)	$164	$(162)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

								Variation Margin
Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017 (2)	Notional Amount (3)		Market Value (4)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Airbus Group Finance BV	1.000%	12/20/2017	0.130%	EUR	22,400	$162	$44	$2	$0
Berkshire Hathaway, Inc.	1.000%	12/20/2021	0.578%		$25,200	490	339	0	(6)
Canadian Natural Resources Ltd.	1.000%	03/20/2018	0.146%		2,200	(19)	(6)	0	0
Chesapeake Energy Corp.	5.000%	09/20/2018	1.628%		6,273	320	281	0	(14)
Chesapeake Energy Corp.	5.000%	12/20/2018	1.917%		5,970	323	227	0	(20)
Chesapeake Energy Corp.	5.000%	03/20/2019	2.130%		2,500	143	171	0	(8)
Constellation Energy Group, Inc.	1.000%	06/20/2020	0.183%		1,900	(50)	1	0	0
Devon Energy Corp.	1.000%	03/20/2019	0.270%		1,800	(26)	(20)	0	0
Kinder Morgan Energy Partners LP	1.000%	03/20/2019	0.259%		1,000	(15)	(7)	0	0
Navient Corp.	5.000%	09/20/2020	2.750%		3,000	225	90	0	(1)
Sprint Communications, Inc.	5.000%	12/20/2021	2.818%		11,600	1,098	869	13	0

						$2,651	$1,989	$15	$(49)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

						Variation Margin
Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
CDX.EM-20 5-Year Index	5.000%	12/20/2018	$25,300	$850	$24	$17	$0
CDX.EM-21 5-Year Index	5.000%	06/20/2019	68,172	3,118	154	33	0
CDX.EM-24 5-Year Index	1.000%	12/20/2020	32,316	(1,217)	394	0	(6)
CDX.EM-27 5-Year Index	1.000%	06/20/2022	242,450	(12,770)	307	0	(361)
CDX.HY-19 5-Year Index	5.000%	12/20/2017	138,842	4,225	(362)	22	0
CDX.HY-20 5-Year Index	5.000%	06/20/2018	84,170	4,362	72	46	0
CDX.HY-21 5-Year Index	5.000%	12/20/2018	1,645	104	23	2	0
CDX.HY-24 5-Year Index	5.000%	06/20/2020	2,244,478	199,527	13,828	1,466	0
CDX.HY-25 5-Year Index	5.000%	12/20/2020	2,520,482	210,625	136,136	2,187	0
CDX.HY-26 5-Year Index	5.000%	06/20/2021	108,544	(9,547)	(2,023)	0	(75)
CDX.HY-27 5-Year Index	5.000%	12/20/2021	1,292,197	(104,717)	(26,920)	0	(960)

				$294,560	$121,633	$3,773	$(1,402)

INTEREST RATE SWAPS

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	123,425	$906	$1,042	$0	$(11)
Pay	1-Year BRL-CDI	12.000%	01/04/2021		96,100	1,029	1,039	0	(9)
Pay	1-Year BRL-CDI	12.230%	01/04/2021		437,400	6,544	4,773	0	(37)
Pay	1-Year BRL-CDI	12.810%	01/04/2021		415,470	8,206	4,561	0	(34)
Pay	1-Year BRL-CDI	14.153%	01/04/2021		607,500	(20,391)	(6,886)	42	0
Pay	1-Year BRL-CDI	15.590%	01/04/2021		93,210	(4,350)	(1,085)	5	0
Pay	1-Year BRL-CDI	16.400%	01/04/2021		444,160	(23,792)	(5,236)	23	0
Pay	3-Month CAD-Bank Bill	2.625%	03/19/2027	CAD	172,700	8,756	(5,111)	0	(496)
Pay	3-Month CAD-Bank Bill	3.000%	03/19/2027		376,200	29,053	(12,629)	0	(1094)
Pay	3-Month CAD-Bank Bill	2.750%	12/17/2027		132,800	8,265	2,390	0	(415)
Pay	3-Month CAD-Bank Bill	3.400%	06/20/2029		34,700	4,024	(1,101)	0	(130)
Receive	3-Month CAD-Bank Bill	2.800%	12/18/2043		289,300	(19,856)	18,835	1164	0
Receive	3-Month CAD-Bank Bill	3.500%	06/20/2044		22,000	(4,047)	1,696	98	0
Receive (5)	3-Month USD-LIBOR	1.250%	06/21/2020		$3,740,000	70,940	4,774	0	(2082)
Receive (5)	3-Month USD-LIBOR	1.250%	06/21/2022		8,169,300	343,371	(34,171)	0	(7763)
Receive (5)	3-Month USD-LIBOR	1.500%	06/21/2024		2,909,990	(150,518)	(7,016)	3926	0
Receive	3-Month USD-LIBOR	1.750%	12/21/2026		880,500	(46,840)	7,161	1513	0
Receive (5)	3-Month USD-LIBOR	1.500%	06/21/2027		6,341,700	538,420	13,111	0	(9805)
Receive (5)	3-Month USD-LIBOR	1.750%	06/21/2047		3,597,780	745,468	97,945	0	(5703)

26	See Accompanying Notes

March 31, 2017

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Pay	3-Month ZAR-JIBAR	7.750%	03/15/2022	ZAR	575,300	$150	$261	$0	$(82)
Pay	3-Month ZAR-JIBAR	8.000%	03/15/2022		564,300	585	519	0	(79)
Pay	3-Month ZAR-JIBAR	8.250%	03/15/2022		796,800	1,444	1,438	0	(111)
Pay (5)	3-Month ZAR-JIBAR	7.750%	09/20/2022		16,410,800	(1,180)	(3,568)	0	(2504)
Pay	3-Month ZAR-JIBAR	8.000%	03/15/2024		1,051,800	473	366	0	(218)
Pay	3-Month ZAR-JIBAR	8.250%	03/15/2024		2,150,400	3,135	2,970	0	(445)
Pay	3-Month ZAR-JIBAR	8.300%	03/15/2027		938,500	781	741	0	(340)
Pay (5)	3-Month ZAR-JIBAR	8.000%	09/20/2027		410,300	(482)	(414)	0	(170)
Pay	6-Month AUD-BBR-BBSW	3.000%	12/17/2019	AUD	285,800	5,065	159	78	0
Pay	6-Month AUD-BBR-BBSW	4.500%	06/15/2022		175,000	13,922	(1,547)	139	0
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023		3,175,400	189,005	(49,711)	2464	0
Pay	6-Month AUD-BBR-BBSW	4.250%	03/15/2023		397,900	27,981	(7,278)	316	0
Pay	6-Month AUD-BBR-BBSW	4.250%	12/11/2023		462,900	36,593	(5,904)	335	0
Pay	6-Month AUD-BBR-BBSW	3.250%	12/17/2024		1,180,600	32,138	(16,534)	537	0
Pay	6-Month AUD-BBR-BBSW	3.500%	06/17/2025		845,550	34,881	(13,850)	404	0
Pay	6-Month AUD-BBR-BBSW	2.750%	06/17/2026		923,900	(7,745)	(21,978)	557	0
Pay (5)	6-Month EUR-EURIBOR	1.000%	09/20/2027	EUR	561,300	(7,804)	(2,917)	0	(518)
Pay	6-Month JPY-LIBOR	0.300%	03/18/2026	JPY	121,839,000	(6,765)	13,928	1189	0
Receive	6-Month JPY-LIBOR	0.000%	09/20/2026		142,700,000	30,640	912	1487	0
Receive (5)	6-Month JPY-LIBOR	0.450%	03/20/2029		431,673,000	(11,503)	(2,797)	6722	(10)
Receive (5)	6-Month JPY-LIBOR	0.415%	03/25/2029		16,170,000	89	89	271	0
Receive (5)	6-Month JPY-LIBOR	0.400%	03/27/2029		35,100,000	674	515	587	0
Receive (5)	6-Month JPY-LIBOR	0.450%	03/29/2029		35,140,000	(883)	337	590	0
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	3,849,000	(1,896)	(3,583)	15	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017		2,881,000	(1,060)	(3,556)	17	0
Pay	28-Day MXN-TIIE	5.270%	02/05/2020		795,000	(2,160)	(2,640)	24	0
Pay	28-Day MXN-TIIE	5.145%	04/02/2020		361,300	(1,098)	(1,203)	12	0
Pay	28-Day MXN-TIIE	5.405%	11/19/2020		398,880	(1,248)	(1,248)	26	0
Pay	28-Day MXN-TIIE	5.095%	02/05/2021		4,693,990	(18,255)	(15,130)	318	0
Pay	28-Day MXN-TIIE	5.615%	05/21/2021		12,515,400	(38,500)	(38,106)	1026	0
Pay	28-Day MXN-TIIE	5.680%	05/28/2021		942,600	(2,821)	(2,821)	75	0
Pay	28-Day MXN-TIIE	5.650%	06/02/2021		3,500,100	(10,690)	(10,690)	284	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021		1,090,000	(3,475)	(474)	94	0
Pay	28-Day MXN-TIIE	5.900%	07/20/2021		5,454,100	(14,389)	(14,824)	458	0
Pay	28-Day MXN-TIIE	6.750%	08/31/2021		2,103,200	(1,898)	(670)	201	0
Pay	28-Day MXN-TIIE	5.798%	09/06/2021		6,760,200	(19,617)	2,031	622	0
Pay	28-Day MXN-TIIE	7.030%	11/10/2021		3,778,400	(1,255)	(859)	377	0
Pay	28-Day MXN-TIIE	5.430%	11/17/2021		1,900,400	(7,311)	(7,742)	178	0
Pay	28-Day MXN-TIIE	7.350%	11/17/2021		579,600	211	212	60	0
Pay	28-Day MXN-TIIE	7.388%	11/17/2021		452,700	202	202	47	0
Pay	28-Day MXN-TIIE	7.199%	12/03/2021		673,100	13	13	72	0
Pay	28-Day MXN-TIIE	7.538%	02/23/2022		1,359,300	1,058	1,058	156	0
Pay	28-Day MXN-TIIE	5.810%	05/02/2022		994,200	(3,282)	(2,936)	106	0
Pay	28-Day MXN-TIIE	5.850%	05/02/2022		4,623,900	(14,826)	(14,747)	492	0
Pay	28-Day MXN-TIIE	5.500%	09/02/2022		500,000	(2,140)	(2,121)	56	0
Pay	28-Day MXN-TIIE	5.750%	09/02/2022		2,193,000	(8,019)	(9,718)	247	0
Pay	28-Day MXN-TIIE	5.795%	06/02/2023		940,200	(3,819)	(3,819)	112	0
Pay	28-Day MXN-TIIE	6.350%	09/01/2023		631,300	(1,663)	(1,931)	79	0
Pay	28-Day MXN-TIIE	5.980%	08/26/2024		408,900	(1,754)	(2,090)	59	0
Pay	28-Day MXN-TIIE	5.950%	01/30/2026		2,002,230	(10,479)	(4,868)	394	0
Pay	28-Day MXN-TIIE	5.990%	01/30/2026		3,105,200	(15,794)	(13,765)	612	0
Receive	28-Day MXN-TIIE	6.080%	03/10/2026		3,652,700	(17,540)	(3,513)	749	0
Pay	28-Day MXN-TIIE	6.490%	09/08/2026		2,636,700	(9,243)	(10,406)	582	0
Pay	28-Day MXN-TIIE	7.380%	11/04/2026		107,000	(9)	(9)	25	0
Pay	28-Day MXN-TIIE	8.090%	01/15/2027		3,905,000	10,403	10,364	973	0
Pay	28-Day MXN-TIIE	8.120%	01/15/2027		811,100	2,257	2,254	202	0
Pay	28-Day MXN-TIIE	7.865%	02/02/2027		2,626,900	4,698	4,860	644	0
Pay	28-Day MXN-TIIE	8.010%	02/04/2027		1,138,400	2,689	2,689	283	0
Pay	28-Day MXN-TIIE	7.818%	02/17/2027		1,585,000	2,491	2,492	393	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		407,400	(1,601)	(2,602)	106	0
Pay	28-Day MXN-TIIE	6.620%	02/18/2030		440,000	(1,992)	(2,794)	118	0

						$1,642,570	$(172,861)	$32,741	$(32,056)

Total Swap Agreements						$1,939,781	$(49,239)	$36,529	$(33,507)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(m)	Securities with an aggregate market value of $1,060,356 and cash of $10,309 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$164	$36,529	$36,693	$0	$(162)	$(33,507)	$(33,669)

See Accompanying Notes	27

Schedule of Investments PIMCO Income Fund (Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(n)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
AZD	04/2017	$	17,653	AUD	23,153	$48	$(13)
	04/2017		3,491	JPY	402,400	124	0
	05/2017	AUD	365,408	$	279,582	550	0
	05/2017	CNH	622		90	0	0
BOA	04/2017	AUD	908,648		696,862	2,655	0
	04/2017	DKK	3,621,690		547,032	27,689	0
	04/2017	GBP	5,781		7,265	22	0
	04/2017	JPY	4,937,700		43,685	0	(667)
	04/2017	$	433,526	DKK	3,000,000	0	(3,332)
	04/2017		1,188	EUR	1,103	0	(11)
	04/2017		70,727	MXN	1,540,448	11,446	0
	04/2017		14,460	RUB	839,926	406	0
	05/2017	MXN	1,582,360	$	77,822	0	(6,032)
	05/2017	$	79,675	RUB	4,706,642	2,984	0
	07/2017	DKK	6,829,785	$	987,622	3,759	0
	08/2017	MXN	436,951		21,879	0	(988)
	01/2018	DKK	161,361		23,727	235	0
	04/2018		734,660		107,416	71	(247)
	07/2018		73,346		10,959	154	0
BPS	04/2017	AUD	76,896		57,816	0	(933)
	04/2017	BRL	804,931		244,406	575	(13,286)
	04/2017	JPY	20,800,000		181,993	0	(4,970)
	04/2017	$	26,859	AUD	35,011	0	(110)
	04/2017		259,091	BRL	804,932	10	(1,983)
	04/2017		107,376	DKK	735,633	0	(1,888)
	04/2017		20,609	MXN	389,163	135	0
	05/2017	AUD	40,000	$	30,576	31	0
	05/2017	BRL	800,403		256,129	2,142	0
	05/2017	GBP	623,229		776,233	0	(5,123)
	05/2017	$	3,176	ZAR	40,286	0	(189)
	06/2017		28,614	PEN	95,170	452	0
	08/2017	MXN	1,246,800	$	62,416	0	(2,835)
	10/2017	BRL	539,469		153,870	0	(11,800)
	03/2018	MXN	7,810,252		373,487	0	(23,754)
	04/2018	DKK	1,640,135		242,835	2,641	(7)
BRC	04/2017	$	242,600	MXN	5,000,000	23,921	0
	07/2017	DKK	415,234	$	63,342	3,526	0
CBK	04/2017	BRL	563,882		152,885	0	(27,235)
	04/2017	GBP	415,601		517,582	0	(3,124)
	04/2017	JPY	32,300,000		282,738	0	(7,594)
	04/2017	$	34,135	AUD	44,403	0	(211)
	04/2017		177,971	BRL	563,882	2,149	0
	04/2017		2,104	EUR	1,995	24	0
	05/2017	JPY	134,340,000	$	1,191,195	0	(16,647)
	05/2017	$	7,830	ZAR	100,534	0	(377)
DUB	04/2017	BRL	853,458	$	257,851	0	(14,767)
	04/2017	DKK	438,270		66,382	3,535	0
	04/2017	$	273,002	BRL	853,458	411	(795)
	04/2017		137,291	RUB	8,036,834	4,950	0
	06/2017		68,793	PEN	228,772	1,076	0
	10/2017	BRL	880,000	$	257,168	0	(13,079)
	01/2018		533,000		152,965	0	(8,095)
	04/2018		550,000		155,849	0	(8,009)
	07/2018		948,440		278,522	801	(592)
FBF	04/2017		630,360		183,939	0	(17,415)
	04/2017	DKK	64,624		9,352	85	0
	04/2017	GBP	300,000		373,637	0	(2,233)
	04/2017	JPY	150,000,000		1,339,867	0	(7,479)
	04/2017	$	200,310	BRL	630,360	1,045	0
	04/2017		3,504	MXN	69,738	214	0
	05/2017	BRL	242,448	$	76,610	0	(324)
	05/2017	JPY	21,000,000		187,972	0	(845)
	06/2017	$	78	PEN	258	1	0
	08/2017	MXN	1,442,707	$	72,223	0	(3,281)
	04/2018	BRL	250,000		74,365	0	(116)

28	See Accompanying Notes

March 31, 2017

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
GLM	04/2017	DKK	310,205	$	44,142	$0	$(341)
	04/2017	EUR	16,032		16,950	0	(153)
	04/2017	GBP	1,123,381		1,380,382	0	(27,103)
	04/2017	JPY	9,289,572		81,684	0	(1,758)
	04/2017	$	559,370	EUR	527,673	3,569	(17)
	04/2017		10,731	GBP	8,587	27	0
	05/2017	EUR	2,442,487	$	2,615,271	6,347	0
	05/2017	$	29,822	RUB	1,748,854	892	0
	05/2017		5,166	ZAR	64,938	0	(352)
	05/2017	ZAR	535,303	$	40,597	1,175	(265)
	08/2017	MXN	220,414		11,010	0	(526)
	10/2017	$	23,011	DKK	158,440	0	(74)
	01/2018	BRL	326,000	$	99,789	1,279	0
	01/2018	DKK	99,319		14,395	0	(64)
	01/2018	MXN	698,700		34,120	0	(1,701)
	04/2018	DKK	1,983,129		292,103	2,197	(526)
HUS	04/2017	BRL	1,268,780		395,012	0	(10,271)
	04/2017	DKK	4,993,299		720,986	4,957	0
	04/2017	EUR	1,530,668		1,624,987	0	(7,929)
	04/2017	$	8,947	AUD	11,754	33	0
	04/2017		403,232	BRL	1,268,780	2,051	0
	04/2017		432	JPY	48,139	1	0
	04/2017		129,121	MXN	2,668,118	13,101	0
	04/2017		23,174	PEN	75,218	0	(72)
	05/2017	AUD	87,310	$	66,721	50	0
	05/2017	JPY	48,139		432	0	(1)
	05/2017	$	14,761	ZAR	198,636	0	(35)
	06/2017		70,985	PEN	236,702	1,306	0
	10/2017	DKK	1,364,946	$	209,027	11,429	0
	01/2018	BRL	911,400		273,497	0	(1,906)
	04/2018		466,360		138,206	0	(733)
IND	04/2017	GBP	300,000		373,608	0	(2,262)
	05/2017		400,000		498,957	0	(2,531)
JPM	04/2017	BRL	1,832,079		465,094	654	(120,776)
	04/2017	CAD	4,734		3,531	0	(29)
	04/2017	CHF	3,283		3,252	0	(25)
	04/2017	DKK	2,887,114		421,246	7,240	0
	04/2017	EUR	17,407		18,816	246	0
	04/2017	GBP	109,510		136,181	0	(1,024)
	04/2017	$	582,877	BRL	1,832,079	2,798	(459)
	04/2017		3,090	CHF	3,064	0	(31)
	04/2017		233,789	EUR	217,758	0	(1,484)
	04/2017		1,005	GBP	820	22	0
	04/2017		458,560	MXN	9,416,090	43,356	0
	05/2017	GBP	300,000	$	374,262	0	(1,855)
	05/2017	$	16,745	ZAR	213,960	0	(882)
	07/2017	DKK	250,220	$	36,238	193	0
	10/2017		158,440		24,284	1,347	0
	01/2018	BRL	1,392,213		399,724	0	(20,970)
	04/2018		3,613,720		1,053,529	0	(23,081)
	07/2018		1,739,000		513,131	2,834	0
MSB	04/2017		1,545,464		495,850	2,820	(633)
	04/2017	DKK	531,215		80,136	3,960	0
	04/2017	EUR	1,626,909		1,726,379	0	(9,208)
	04/2017	JPY	70,000,000		625,201	0	(3,560)
	04/2017	$	487,774	BRL	1,545,464	5,890	0
	05/2017	AUD	100,000	$	76,440	78	0
	05/2017	GBP	700,000		873,090	0	(4,515)
	01/2018	DKK	1,407,635		206,520	1,652	(66)
NAB	05/2017	JPY	1,000,000		8,952	0	(40)
NGF	04/2017	BRL	101,330		31,982	0	(386)
	04/2017	$	32,338	BRL	101,330	30	0
	06/2017	MXN	465,824	$	23,023	0	(1,636)
	07/2017		465,824		22,913	0	(1,620)
	08/2017		696,811		34,009	0	(2,382)
	10/2017	BRL	800,000		242,755	0	(2,924)
	11/2017	MXN	2,319,014		112,470	0	(7,028)
	04/2018	BRL	111,110		32,946	0	(156)
RBC	04/2017	$	13,108	AUD	17,166	7	0
	04/2017		1,032	CAD	1,379	5	0
	04/2017		332,345	JPY	37,000,001	0	0
	05/2017	JPY	87,420,216	$	784,124	0	(1,894)
SCX	04/2017	BRL	530,350		168,210	0	(1,198)
	04/2017	GBP	87,153		106,060	0	(3,134)
	04/2017	JPY	4,436,600		38,990	0	(861)
	04/2017	$	6,357	AUD	8,305	0	(12)
	04/2017		169,848	BRL	530,350	0	(439)
	04/2017		2,749	GBP	2,213	23	0
	04/2017		4,276	JPY	488,000	107	0
	04/2017		239,775	MXN	4,943,537	23,736	0
	05/2017	BRL	530,350	$	168,842	550	0
	05/2017	JPY	56,862,335		508,742	0	(2,522)
	10/2017	BRL	1,439,038		400,956	0	(40,971)

See Accompanying Notes	29

Schedule of Investments PIMCO Income Fund (Cont.)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
SOG	04/2017	BRL	83,180	$	26,253	$0	$(317)
	04/2017	$	26,935	BRL	83,180	0	(365)
	04/2017		133,337	RUB	7,762,898	4,056	0
	05/2017		894	ZAR	11,867	0	(14)
	08/2017	MXN	436,951	$	21,891	0	(976)
TOR	04/2017	BRL	847,473		267,477	0	(3,230)
	04/2017	$	269,433	BRL	847,473	2,442	(1,169)
	08/2017	MXN	616,000	$	30,703	0	(1,535)
	01/2018	DKK	107,685		15,753	75	0
	04/2018	BRL	513,510		145,844	0	(7,142)
	07/2018		856,942		249,829	1,204	(2,838)
UAG	04/2017	$	3,626	AUD	4,726	0	(16)

Total Forward Foreign Currency Contracts						$251,606	$(542,409)

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
Notional Amount in $		$400,760		$0		$0		$(400,760)		$0		$0
Notional Amount in BRL	BRL	759,920	BRL	0	BRL	0	BRL	(759,920)	BRL	0	BRL	0
Premiums		$(20,871)		$0		$0		$20,871		$0		$0

As of March 31, 2017, there were no open written options.

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION (1)

							Swap Agreements, at Value (5)
Counterparty	Reference Obligation	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
GST	Auto Loan ABS 2017 2.25 - 100% due 10/20/2022	0.600%	10/20/2022	$ 264,949	$0	$(47)	$0	$(47)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

								Swap Agreements, at Value
Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2017 (3)	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
MYC	Pioneer Natural Resources Co.	(1.000)%	06/20/2018	0.140%	$ 1,300	$25	$(39)	$0	$(14)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Anheuser-Busch InBev S.A.	1.000%	12/20/2017	0.214%	EUR	33,700	$183	$38	$221	$0
	Colombia Government International Bond	1.000%	06/20/2021	1.009%		$6,500	(208)	208	0	0
	Colombia Government International Bond	1.000%	12/20/2021	1.193%		3,800	(149)	118	0	(31)
	Deutsche Bank AG	1.000%	12/20/2017	0.355%	EUR	1,890	(33)	43	10	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	06/20/2020	1.393%		$6,300	(952)	877	0	(75)
	Indonesia Government International Bond	1.000%	06/20/2019	0.501%		21,400	(719)	961	242	0
	Mexico Government International Bond	1.000%	06/20/2022	1.298%		5,900	(94)	10	0	(84)
	Royal Bank of Scotland PLC	1.000%	12/20/2021	0.874%	EUR	7,600	(19)	70	51	0
	Russia Government International Bond	1.000%	03/20/2019	0.485%		$26,600	(1,406)	1,684	278	0
	Russia Government International Bond	1.000%	12/20/2020	1.128%		46,910	(3,714)	3,517	0	(197)
	Russia Government International Bond	1.000%	12/20/2021	1.494%		21,600	(841)	429	0	(412)
	Russia Government International Bond	1.000%	06/20/2024	2.162%		37,800	(3,600)	826	0	(2,774)
	Russia Government International Bond	1.000%	09/20/2024	2.192%		11,600	(1,179)	282	0	(897)
BPS	Banco Espirito Santo S.A.	5.000%	12/20/2021	9.034%	EUR	6,000	(1,716)	854	0	(862)
	Barclays Bank PLC	1.000%	06/20/2017	0.262%		10,800	0	24	24	0
	Brazil Government International Bond	1.000%	03/20/2019	0.888%		$11,500	(372)	402	30	0
	Colombia Government International Bond	1.000%	06/20/2021	1.009%		7,200	(229)	229	0	0
	Colombia Government International Bond	1.000%	12/20/2021	1.193%		7,660	(291)	228	0	(63)
	Deutsche Bank AG	1.000%	12/20/2017	0.355%	EUR	13,990	(256)	332	76	0
	Mexico Government International Bond	1.000%	06/20/2022	1.298%		$67,500	(1,075)	118	0	(957)
	Petrobras Global Finance BV	1.000%	06/20/2018	0.693%		2,800	(405)	417	12	0
	Petrobras Global Finance BV	1.000%	06/20/2019	1.159%		16,500	(1,057)	1,006	0	(51)
	Petrobras Global Finance BV	1.000%	12/20/2019	1.576%		37,644	(3,641)	3,082	0	(559)
	Petrobras Global Finance BV	1.000%	03/20/2020	1.730%		14,000	(2,243)	1,955	0	(288)
	Petrobras Global Finance BV	1.000%	09/20/2020	2.071%		4,200	(584)	437	0	(147)
	Petrobras Global Finance BV	1.000%	06/20/2021	2.543%		3,500	(980)	769	0	(211)
	Petrobras Global Finance BV	1.000%	12/20/2021	2.820%		1,100	(169)	83	0	(86)
	Saudi Arabia Government International Bond	1.000%	12/20/2021	0.889%		2,600	(18)	32	14	0

30	See Accompanying Notes

March 31, 2017

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BRC	Colombia Government International Bond	1.000%	03/20/2019	0.485%		$12,900	$(74)	$209	$135	$0
	Colombia Government International Bond	1.000%	06/20/2021	1.009%		6,400	(204)	204	0	0
	Colombia Government International Bond	1.000%	12/20/2021	1.193%		26,420	(956)	738	0	(218)
	Petrobras Global Finance BV	1.000%	06/20/2019	1.159%		10,100	(632)	601	0	(31)
	Petrobras Global Finance BV	1.000%	12/20/2019	1.576%		34,913	(5,148)	4,630	0	(518)
	Petrobras Global Finance BV	1.000%	06/20/2021	2.543%		27,700	(7,297)	5,628	0	(1,669)
	Petroleos Mexicanos	1.000%	12/20/2021	2.213%		10,700	(970)	408	0	(562)
	Russia Government International Bond	1.000%	03/20/2019	0.485%		2,400	(138)	163	25	0
	Russia Government International Bond	1.000%	06/20/2019	0.520%		24,800	(1,538)	1,809	271	0
	Russia Government International Bond	1.000%	12/20/2020	1.128%		63,750	(5,055)	4,787	0	(268)
	Russia Government International Bond	1.000%	12/20/2021	1.494%		25,000	(923)	383	0	(540)
	Russia Government International Bond	1.000%	06/20/2022	1.655%		76,300	(2,673)	274	0	(2,399)
	Russia Government International Bond	1.000%	06/20/2024	2.162%		37,400	(4,441)	1,696	0	(2,745)
	Russia Government International Bond	1.000%	09/20/2024	2.192%		19,860	(2,138)	602	0	(1,536)
	South Africa Government International Bond	1.000%	06/20/2021	1.753%		77,200	(4,906)	2,622	0	(2,284)
	South Africa Government International Bond	1.000%	12/20/2021	1.977%		15,400	(1,086)	430	0	(656)
	Springleaf Finance Corp.	5.000%	09/20/2021	3.423%		4,400	329	(46)	283	0
CBK	Credit Suisse Group Finance	1.000%	06/20/2017	0.277%	EUR	3,500	12	(5)	7	0
	Deutsche Bank AG	1.000%	12/20/2017	0.355%		32,800	(595)	774	179	0
	Deutsche Bank AG	1.000%	12/20/2017	0.659%		3,900	(351)	363	12	0
	Indonesia Government International Bond	1.000%	03/20/2019	0.465%		$12,900	(564)	704	140	0
	Petrobras Global Finance BV	1.000%	12/20/2019	1.576%		7,200	(786)	697	0	(89)
	Royal Bank of Scotland PLC	1.000%	12/20/2018	1.052%	EUR	2,700	(66)	65	0	(1)
	Royal Bank of Scotland PLC	1.000%	12/20/2021	0.874%		7,000	(32)	79	47	0
	Russia Government International Bond	1.000%	03/20/2019	0.485%		$49,313	(2,734)	3,249	515	0
	Russia Government International Bond	1.000%	06/20/2019	0.520%		138,700	(8,809)	10,324	1,515	0
	Russia Government International Bond	1.000%	12/20/2020	1.128%		18,390	(1,472)	1,395	0	(77)
	Russia Government International Bond	1.000%	06/20/2024	2.162%		30,700	(3,329)	1,076	0	(2,253)
	Russia Government International Bond	1.000%	09/20/2024	2.192%		26,300	(2,281)	247	0	(2,034)
	Saudi Arabia Government International Bond	1.000%	12/20/2021	0.889%		3,300	(20)	38	18	0
	Shire Acquisitions Investments Ireland DAC	1.000%	12/20/2021	1.181%	EUR	18,200	(676)	521	0	(155)
DUB	Brazil Government International Bond	1.000%	09/20/2018	0.727%		$15,400	(653)	721	68	0
	Colombia Government International Bond	1.000%	06/20/2019	0.507%		17,000	17	173	190	0
	Colombia Government International Bond	1.000%	06/20/2021	1.009%		3,250	(101)	101	0	0
	Colombia Government International Bond	1.000%	12/20/2021	1.193%		8,800	(327)	255	0	(72)
	Indonesia Government International Bond	1.000%	06/20/2019	0.501%		13,800	(351)	507	156	0
	Petroleos Mexicanos	1.000%	12/20/2021	2.213%		3,000	(283)	125	0	(158)
	South Africa Government International Bond	1.000%	12/20/2021	1.977%		19,100	(1,327)	514	0	(813)
GST	Brazil Government International Bond	1.000%	09/20/2018	0.727%		30,800	(1,313)	1,448	135	0
	Brazil Government International Bond	1.000%	03/20/2019	0.888%		34,500	(1,171)	1,260	89	0
	Colombia Government International Bond	1.000%	03/20/2019	0.485%		12,900	(74)	209	135	0
	Colombia Government International Bond	1.000%	12/20/2021	1.193%		21,680	(806)	627	0	(179)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	06/20/2020	1.393%		7,300	(1,106)	1,020	0	(86)
	Mexico Government International Bond	1.000%	06/20/2022	1.298%		33,800	(538)	59	0	(479)
	Petrobras Global Finance BV	1.000%	12/20/2019	1.576%		21,950	(2,327)	2,001	0	(326)
	Petrobras Global Finance BV	1.000%	03/20/2020	1.730%		900	(134)	116	0	(18)
	Petrobras Global Finance BV	1.000%	09/20/2020	2.071%		9,600	(1,402)	1,065	0	(337)
	Petrobras Global Finance BV	1.000%	06/20/2021	2.543%		30,407	(8,279)	6,447	0	(1,832)
	Petrobras Global Finance BV	1.000%	12/20/2021	2.820%		21,800	(3,761)	2,055	0	(1,706)
	Petroleos Mexicanos	1.000%	12/20/2021	2.213%		1,900	(176)	76	0	(100)
	Russia Government International Bond	1.000%	09/20/2018	0.381%		19,000	(779)	959	180	0
	Russia Government International Bond	1.000%	03/20/2019	0.485%		42,400	(1,409)	1,852	443	0
	Russia Government International Bond	1.000%	06/20/2019	0.520%		9,700	(600)	706	106	0
	Russia Government International Bond	1.000%	03/20/2020	0.837%		3,100	(577)	593	16	0
	Russia Government International Bond	1.000%	06/20/2020	0.910%		2,700	(368)	377	9	0
	Russia Government International Bond	1.000%	12/20/2020	1.128%		10,800	(821)	776	0	(45)
	Russia Government International Bond	1.000%	06/20/2024	2.162%		8,400	(950)	334	0	(616)
	South Africa Government International Bond	1.000%	06/20/2021	1.753%		9,400	(601)	323	0	(278)
	South Africa Government International Bond	1.000%	12/20/2021	1.977%		62,300	(4,361)	1,709	0	(2,652)
	Springleaf Finance Corp.	5.000%	12/20/2019	2.289%		4,100	332	(36)	296	0
HUS	Brazil Government International Bond	1.000%	09/20/2018	0.727%		11,500	(490)	540	50	0
	Colombia Government International Bond	1.000%	03/20/2019	0.485%		12,900	(62)	197	135	0
	Colombia Government International Bond	1.000%	06/20/2021	1.009%		6,500	(207)	207	0	0
	Colombia Government International Bond	1.000%	12/20/2021	1.193%		13,420	(494)	383	0	(111)
	Indonesia Government International Bond	1.000%	03/20/2019	0.465%		25,800	(1,059)	1,338	279	0
	Indonesia Government International Bond	1.000%	06/20/2019	0.501%		5,200	(161)	220	59	0
	Mexico Government International Bond	1.000%	06/20/2022	1.298%		8,500	(135)	15	0	(120)
	Petrobras Global Finance BV	1.000%	12/20/2019	1.576%		79,102	(7,962)	6,788	0	(1,174)
	Petrobras Global Finance BV	1.000%	03/20/2020	1.730%		10,600	(1,795)	1,577	0	(218)
	Petrobras Global Finance BV	1.000%	09/20/2020	2.071%		3,140	(445)	335	0	(110)
	Petrobras Global Finance BV	1.000%	06/20/2021	2.543%		13,900	(4,157)	3,319	0	(838)
	Petroleos Mexicanos	1.000%	12/20/2021	2.213%		6,600	(605)	258	0	(347)
	Russia Government International Bond	1.000%	09/20/2018	0.381%		34,500	(1,400)	1,727	327	0
	Russia Government International Bond	1.000%	03/20/2019	0.485%		38,300	(1,615)	2,015	400	0
	Russia Government International Bond	1.000%	06/20/2019	0.520%		40,240	(2,226)	2,665	439	0
	Russia Government International Bond	1.000%	12/20/2020	1.128%		26,370	(2,048)	1,937	0	(111)
	Russia Government International Bond	1.000%	06/20/2024	2.162%		18,340	(1,888)	542	0	(1,346)
	Russia Government International Bond	1.000%	09/20/2024	2.192%		14,861	(2,032)	883	0	(1,149)
	South Africa Government International Bond	1.000%	06/20/2021	1.753%		26,700	(1,655)	865	0	(790)

See Accompanying Notes	31

Schedule of Investments PIMCO Income Fund (Cont.)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
JPM	Banco Espirito Santo S.A.	5.000%	12/20/2021	9.034%	EUR	4,400	$(1,203)	$571	$0	$(632)
	Brazil Government International Bond	1.000%	09/20/2018	0.727%		$19,300	(823)	908	85	0
	Brazil Government International Bond	1.000%	03/20/2019	0.888%		13,500	(602)	637	35	0
	Colombia Government International Bond	1.000%	03/20/2019	0.485%		12,900	(56)	191	135	0
	Colombia Government International Bond	1.000%	06/20/2021	1.009%		9,900	(315)	315	0	0
	Deutsche Bank AG	1.000%	12/20/2017	0.355%	EUR	16,400	(238)	327	89	0
	Indonesia Government International Bond	1.000%	03/20/2019	0.465%		$12,900	(564)	704	140	0
	Indonesia Government International Bond	1.000%	06/20/2019	0.501%		22,200	(766)	1,017	251	0
	Petrobras Global Finance BV	1.000%	12/20/2019	1.576%		13,418	(1,236)	1,037	0	(199)
	Petrobras Global Finance BV	1.000%	12/20/2021	2.820%		7,400	(1,201)	622	0	(579)
	Royal Bank of Scotland PLC	1.000%	12/20/2021	0.874%	EUR	10,100	28	39	67	0
	Russia Government International Bond	1.000%	09/20/2018	0.381%		$42,700	(1,761)	2,166	405	0
	Russia Government International Bond	1.000%	03/20/2019	0.485%		27,300	(824)	1,109	285	0
	Russia Government International Bond	1.000%	06/20/2019	0.520%		31,700	(2,220)	2,566	346	0
	Russia Government International Bond	1.000%	09/20/2020	1.028%		34,600	(3,812)	3,793	0	(19)
	Russia Government International Bond	1.000%	12/20/2020	1.128%		37,800	(4,481)	4,322	0	(159)
	Russia Government International Bond	1.000%	12/20/2021	1.494%		34,400	(1,340)	597	0	(743)
	Russia Government International Bond	1.000%	06/20/2024	2.162%		9,200	(845)	170	0	(675)
	Saudi Arabia Government International Bond	1.000%	12/20/2021	0.889%		6,100	(43)	76	33	0
	South Africa Government International Bond	1.000%	12/20/2021	1.977%		11,600	(819)	325	0	(494)
MYC	Banco Espirito Santo S.A.	5.000%	12/20/2021	9.034%	EUR	1,200	(330)	158	0	(172)
	Petrobras Global Finance BV	1.000%	12/20/2019	1.576%		$50,100	(4,637)	3,894	0	(743)
	Pioneer Natural Resources Co.	1.000%	12/20/2020	0.486%		1,400	(150)	176	26	0
	Russia Government International Bond	1.000%	03/20/2019	0.485%		5,000	(289)	341	52	0
	Russia Government International Bond	1.000%	12/20/2020	1.128%		9,100	(1,126)	1,088	0	(38)
	South Africa Government International Bond	1.000%	12/20/2021	1.977%		7,600	(534)	210	0	(324)
NGF	South Africa Government International Bond	1.000%	06/20/2021	1.753%		9,700	(597)	310	0	(287)
	South Africa Government International Bond	1.000%	12/20/2021	1.977%		39,700	(2,847)	1,157	0	(1,690)
SOG	Deutsche Bank AG	1.000%	12/20/2017	0.355%	EUR	6,800	(98)	135	37	0
UAG	South Africa Government International Bond	1.000%	12/20/2021	1.977%		$800	(59)	25	0	(34)

							$(183,790)	$144,865	$9,603	$(48,528)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

							Swap Agreements, at Value (5)
Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037	$44,938	$ (25,221)	$21,592	$0	$(3,629)
	ABX.HE.AAA.7-2 Index	0.760%	01/25/2038	5,477	(3,115)	1,449	0	(1,666)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	23,944	(873)	858	0	(15)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	188,069	(5,283)	5,189	0	(94)
	CMBX.NA.AS.6 Index	1.000%	05/11/2063	8,000	(19)	52	33	0
BPS	CDX.EM-17 5-Year Index	5.000%	06/20/2017	24,570	1,751	(1,618)	133	0
BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	13,272	(3,118)	1,493	0	(1,625)
	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037	14,131	(7,984)	6,843	0	(1,141)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	12,452	(442)	436	0	(6)
	CMBX.NA.AS.6 Index	1.000%	05/11/2063	18,400	(592)	669	77	0
	PrimeX.ARM.2-AAA Index	4.580%	12/25/2037	5,723	230	(153)	77	0
CBK	ABX.HE.AA.6-1 Index	0.320%	07/25/2045	21,674	(10,566)	7,087	0	(3,479)
	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037	108,530	(61,088)	52,317	0	(8,771)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	35,916	(1,249)	1,226	0	(23)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	49,806	(2,097)	2,072	0	(25)
	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	50,000	(1,820)	1,146	0	(674)
DUB	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037	19,784	(11,129)	9,532	0	(1,597)
	ABX.HE.AAA.7-2 Index	0.760%	01/25/2038	18,280	(10,398)	4,836	0	(5,562)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	99,547	(3,577)	3,515	0	(62)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	158,385	(4,306)	4,227	0	(79)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	192,300	(8,719)	7,566	0	(1,153)
	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	595,300	(38,483)	30,458	0	(8,025)
	CMBX.NA.AAA.9 Index	0.500%	09/17/2058	10,000	(1,005)	791	0	(214)
	CMBX.NA.AS.6 Index	1.000%	05/11/2063	10,000	(208)	250	42	0
FBF	ABX.HE.AA.6-2 Index	0.170%	05/25/2046	28,687	(25,495)	13,356	0	(12,139)
	ABX.HE.AA.7-1 Index	0.150%	08/25/2037	550	(436)	260	0	(176)
	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037	182,578	(102,644)	87,902	0	(14,742)
	ABX.HE.AAA.7-2 Index	0.760%	01/25/2038	106,802	(60,751)	28,256	0	(32,495)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	72,820	(3,967)	3,922	0	(45)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	287,385	(9,339)	9,196	0	(143)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	319,100	(10,824)	8,911	0	(1,913)
	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	168,800	(8,696)	6,420	0	(2,276)
	CMBX.NA.AAA.9 Index	0.500%	09/17/2058	70,000	(1,616)	118	0	(1,498)
	CMBX.NA.AS.6 Index	1.000%	05/11/2063	20,000	(415)	498	83	0
GST	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	19,761	(4,463)	2,044	0	(2,419)
	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037	68,538	(28,652)	23,118	0	(5,534)
	ABX.HE.AAA.7-2 Index	0.760%	01/25/2038	5,477	(1,906)	240	0	(1,666)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	30,168	(820)	801	0	(19)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	204,012	(7,403)	7,301	0	(102)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	116,600	(4,228)	3,529	0	(699)
	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	204,900	(12,994)	10,232	0	(2,762)
	CMBX.NA.AAA.9 Index	0.500%	09/17/2058	253,100	(12,982)	7,567	0	(5,415)
	CMBX.NA.AS.9 Index	1.000%	09/17/2058	25,000	(1,882)	1,573	0	(309)
JPM	ABX.HE.AA.6-2 Index	0.170%	05/25/2046	963	(404)	(3)	0	(407)
	ABX.HE.AA.7-1 Index	0.150%	08/25/2037	150	(91)	43	0	(48)
	ABX.HE.AA.7-2 Index	1.920%	01/25/2038	150	(84)	(35)	0	(119)
	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037	14,131	(7,931)	6,789	0	(1,142)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	16,475	(649)	639	0	(10)
JPS	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	100,600	(4,532)	3,929	0	(603)
	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	588,800	(35,350)	27,412	0	(7,938)
MEI	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	15,591	(3,100)	1,192	0	(1,908)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	8,123	(328)	324	0	(4)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	48,800	(2,567)	2,275	0	(292)
	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	145,500	(9,443)	7,482	0	(1,961)
	CMBX.NA.AAA.9 Index	0.500%	09/17/2058	158,400	(12,402)	9,013	0	(3,389)

32	See Accompanying Notes

March 31, 2017

							Swap Agreements, at Value (5)
Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
MYC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$153,148	$(20,529)	$1,785	$0	$(18,744)
	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037	22,610	(12,690)	10,864	0	(1,826)
	ABX.HE.AAA.7-2 Index	0.760%	01/25/2038	13,693	(7,789)	3,623	0	(4,166)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	93,835	(3,015)	2,956	0	(59)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	176,315	(4,854)	4,766	0	(88)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	127,000	(4,348)	3,587	0	(761)
	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	64,900	(4,510)	3,635	0	(875)
	CMBX.NA.AAA.9 Index	0.500%	09/17/2058	9,000	(895)	702	0	(193)
	CMBX.NA.AS.6 Index	1.000%	05/11/2063	18,700	(682)	760	78	0
SAL	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	41,200	(2,256)	1,701	0	(555)
UAG	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	57,277	(2,096)	2,067	0	(29)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	18,400	(820)	710	0	(110)
	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	52,000	(3,102)	2,401	0	(701)

					$(643,291)	$475,694	$523	$(168,120)

INTEREST RATE SWAPS

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Pay	3-Month USD-LIBOR	2.500%	07/10/2022	$	2,500,000	$6,850	$7,060	$13,910	$0
BRC	Pay	6-Month AUD-BBR-BBSW	5.250%	12/15/2021	AUD	97,200	(138)	10,092	9,954	0
CBK	Pay	3-Month USD-LIBOR	2.450%	07/19/2022	$	1,500,000	3,000	3,813	6,813	0
DUB	Pay	3-Month USD-LIBOR	2.390%	05/17/2022		1,883,000	1,553	4,113	5,666	0
	Pay	3-Month USD-LIBOR	2.500%	06/01/2022		4,500,000	8,680	7,086	15,766	0
	Pay	3-Month USD-LIBOR	2.370%	08/09/2022		1,893,000	568	3,971	4,539	0
GLM	Pay	3-Month USD-LIBOR	2.390%	05/17/2022		1,883,000	1,888	3,778	5,666	0
	Pay	3-Month USD-LIBOR	2.500%	05/17/2022		2,980,000	5,392	5,221	10,613	0
	Pay	3-Month USD-LIBOR	2.600%	06/08/2022		5,000,000	9,770	7,048	16,818	0
	Pay	3-Month USD-LIBOR	2.500%	07/10/2022		2,500,000	5,850	8,060	13,910	0
	Pay	3-Month USD-LIBOR	2.500%	07/12/2022		2,000,000	5,250	5,633	10,883	0
	Pay	6-Month AUD-BBR-BBSW	5.250%	12/15/2021	AUD	145,800	(205)	15,136	14,931	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	325,000	(206)	46	0	(160)
MYC	Pay	3-Month USD-LIBOR	2.420%	06/22/2022	$	1,500,000	580	1,796	2,376	0
	Pay	3-Month USD-LIBOR	2.370%	08/09/2022		1,891,000	1,708	2,827	4,535	0
UAG	Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	AUD	128,000	(102)	12,849	12,747	0

							$50,438	$98,529	$149,127	$(160)

Total Swap Agreements							$(776,618)	$719,002	$159,253	$(216,869)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(o)	Securities with an aggregate market value of $514,341 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (6)
AZD	$722	$0	$0	$722	$(13)	$0	$0	$(13)	$709	$0	$709
BOA	49,421	0	14,745	64,166	(11,277)	0	(9,874)	(21,151)	43,015	(39,220)	3,795
BPS	5,986	0	289	6,275	(66,878)	0	(3,224)	(70,102)	(63,827)	60,062	(3,765)
BRC	27,447	0	10,822	38,269	0	0	(16,198)	(16,198)	22,071	(23,225)	(1,154)
CBK	2,173	0	9,246	11,419	(55,188)	0	(17,581)	(72,769)	(61,350)	65,434	4,084
DUB	10,773	0	26,427	37,200	(45,337)	0	(17,735)	(63,072)	(25,872)	(11,979)	(37,851)
FBF	1,345	0	83	1,428	(31,693)	0	(65,427)	(97,120)	(95,692)	99,274	3,582
GLM	15,486	0	72,821	88,307	(32,880)	0	(160)	(33,040)	55,267	(50,970)	4,297
GST	0	0	1,409	1,409	0	0	(27,626)	(27,626)	(26,217)	30,828	4,611
HUS	32,928	0	1,689	34,617	(20,947)	0	(6,314)	(27,261)	7,356	(6,250)	1,106
IND	0	0	0	0	(4,793)	0	0	(4,793)	(4,793)	1,195	(3,598)
JPM	58,690	0	1,871	60,561	(170,616)	0	(5,226)	(175,842)	(115,281)	115,375	94
JPS	0	0	0	0	0	0	(8,541)	(8,541)	(8,541)	9,015	474
MEI	0	0	0	0	0	0	(7,554)	(7,554)	(7,554)	7,851	297
MSB	14,400	0	0	14,400	(17,982)	0	0	(17,982)	(3,582)	20,204	16,622
MYC	0	0	7,067	7,067	0	0	(28,003)	(28,003)	(20,936)	15,774	(5,162)
NAB	0	0	0	0	(40)	0	0	(40)	(40)	0	(40)
NGF	30	0	0	30	(16,132)	0	(1,977)	(18,109)	(18,079)	17,690	(389)
RBC	12	0	0	12	(1,894)	0	0	(1,894)	(1,882)	0	(1,882)
SAL	0	0	0	0	0	0	(555)	(555)	(555)	544	(11)
SCX	24,416	0	0	24,416	(49,137)	0	0	(49,137)	(24,721)	22,648	(2,073)
SOG	4,056	0	37	4,093	(1,672)	0	0	(1,672)	2,421	(3,000)	(579)
TOR	3,721	0	0	3,721	(15,914)	0	0	(15,914)	(12,193)	9,604	(2,589)
UAG	0	0	12,747	12,747	(16)	0	(874)	(890)	11,857	(11,790)	67

Total Over the Counter	$251,606	$0	$159,253	$410,859	$(542,409)	$0	$(216,869)	$(759,278)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	33

Schedule of Investments PIMCO Income Fund (Cont.)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$65	$99	$164
Swap Agreements	0	3,788	0	0	32,741	36,529

	$0	$3,788	$0	$65	$32,840	$36,693

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$251,606	$0	$251,606
Swap Agreements	0	10,126	0	0	149,127	159,253

	$0	$10,126	$0	$251,606	$149,127	$410,859

	$0	$13,914	$0	$251,671	$181,967	$447,552

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$147	$15	$162
Swap Agreements	0	1,451	0	0	32,056	33,507

	$0	$1,451	$0	$147	$32,071	$33,669

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$542,409	$0	$542,409
Swap Agreements	0	216,709	0	0	160	216,869

	$0	$216,709	$0	$542,409	$160	$759,278

	$0	$218,160	$0	$542,556	$32,231	$792,947

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$12,001	$(106,243)	$(94,242)
Swap Agreements	0	629,681	0	0	807,575	1,437,256

	$0	$629,681	$0	$12,001	$701,332	$1,343,014

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(587,398)	$0	$(587,398)
Purchased Options	0	0	0	0	(3,013)	(3,013)
Written Options	0	0	0	20,871	0	20,871
Swap Agreements	0	145,081	0	0	3,059	148,140

	$0	$145,081	$0	$(566,527)	$46	$(421,400)

	$0	$774,762	$0	$(554,526)	$701,378	$921,614

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$1,829	$453	$2,282
Swap Agreements	0	(27,513)	0	0	(139,229)	(166,742)

	$0	$(27,513)	$0	$1,829	$(138,776)	$(164,460)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$399,112	$0	$399,112
Purchased Options	0	0	0	0	999	999
Written Options	0	0	0	(5,797)	0	(5,797)
Swap Agreements	0	354,163	0	0	76,000	430,163

	$0	$354,163	$0	$393,315	$76,999	$824,477

	$0	$326,650	$0	$395,144	$(61,777)	$660,017

34	See Accompanying Notes

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$1,795	$2,411,258	$166,622	$2,579,675
Corporate Bonds & Notes
Banking & Finance	0	10,614,388	1,345,042	11,959,430
Industrials	5,062	2,761,444	88,498	2,855,004
Utilities	0	2,185,448	7,029	2,192,477
Convertible Bonds & Notes
Banking & Finance	0	34,500	0	34,500
Municipal Bonds & Notes
California	0	14,514	0	14,514
Illinois	0	100,307	0	100,307
Iowa	0	155	0	155
Missouri	0	0	56,390	56,390
New York	0	1,399	0	1,399
Texas	0	373	0	373
U.S. Government Agencies	0	9,058,037	0	9,058,037
U.S. Treasury Obligations	0	24,745,148	0	24,745,148
Non-Agency Mortgage-Backed Securities	0	13,066,538	648,464	13,715,002
Asset-Backed Securities	0	19,062,385	165,215	19,227,600
Sovereign Issues	0	6,448,794	0	6,448,794
Common Stocks
Financials	0	0	1,728	1,728
Health Care	0	140	0	140
Warrants
Information Technology	0	0	6	6
Utilities	247	0	0	247
Convertible Preferred Securities
Banking & Finance	0	991	0	991
Preferred Securities
Banking & Finance	1,293	9,434	0	10,727
Real Estate	0	6,685	0	6,685

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Short-Term Instruments
Certificates of Deposit	$0	$1,247,672	$0	$1,247,672
Short-Term Notes	0	68,638	0	68,638
Argentina Treasury Bills	0	421,370	0	421,370
Japan Treasury Bills	0	1,683,857	0	1,683,857
Mexico Treasury Bills	0	943,832	0	943,832
U.S. Treasury Bills	0	31,226	0	31,226
	$8,397	$94,918,533	$2,478,994	$97,405,924

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$712,019	$0	$0	$712,019
Total Investments	$720,416	$94,918,533	$2,478,994	$98,117,943

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,275,992)	$0	$(2,275,992)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	164	36,529	0	36,693
Over the counter	0	410,782	77	410,859
	$164	$447,311	$77	$447,552

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(162)	(33,507)	0	(33,669)
Over the counter	0	(759,076)	(202)	(759,278)
	$(162)	$(792,583)	$(202)	$(792,947)
Total Financial Derivative Instruments	$2	$(345,272)	$(125)	$(345,395)

Totals	$720,418	$92,297,269	$2,478,869	$95,496,556

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$57,424	$103,294	$(8,514)	$89	$110	$5,091	$9,128	$0	$166,622	$5,057
Corporate Bonds & Notes
Banking & Finance	0	1,355,556	0	0	0	(10,514)	0	0	1,345,042	(10,515)
Industrials	0	86,365	(318)	0	0	70	2,388	(7)	88,498	62
Utilities	5,805	0	(5,666)	0	0	(139)	7,029	0	7,029	0
Municipal Bonds & Notes
Missouri	0	68,279	(13,000)	295	804	12	0	0	56,390	12
U.S. Government Agencies	84,680	93	(4,993)	(3)	13	883	0	(80,673)	0	0
Non-Agency Mortgage-Backed Securities	629,755	6	(13,355)	1,393	1,589	34,814	0	(5,738)	648,464	35,110
Asset-Backed Securities	88,347	115,275	(11,308)	708	721	(1,143)	0	(27,385)	165,215	757
Common Stocks
Financials	813	250	0	0	0	665	0	0	1,728	666
Warrants
Information Technology	0	0	0	0	0	6	0	0	6	6

	$866,824	$1,729,118	$(57,154)	$2,482	$3,237	$29,745	$18,545	$(113,803)	$2,478,994	$31,155
Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0	$0	$0	$77	$0	$77	$0

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$(37,398)	$0	$36,723	$473	$0	$0	$(202)	$473

Totals	$866,824	$1,729,118	$(94,552)	$2,482	$39,960	$30,218	$18,622	$(113,803)	$2,478,869	$31,641

See Accompanying Notes	35

Schedule of Investments PIMCO Income Fund (Cont.)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$1,858	Other Valuation Techniques (3)	—	—
	136,075	Proxy Pricing	Base Price	99.500 - 101.000
	28,689	Third Party Vendor	Broker Quote	92.750 - 101.500
Corporate Bonds & Notes
Banking & Finance	1,345,042	Proxy Pricing	Base Price	0.000 - 99.825
Industrials	86,110	Proxy Pricing	Base Price	96.000 - 101.750
	2,388	Third Party Vendor	Broker Quote	106.750
Utilities	7,029	Proxy Pricing	Base Price	45.961
Municipal Bonds & Notes
Missouri	56,389	Proxy Pricing	Base Price	94.000
Non-Agency Mortgage-Backed Securities	533,885	Proxy Pricing	Base Price	101.780
	114,579	Third Party Vendor	Broker Quote	85.973 - 86.500
Asset-Backed Securities	165,215	Proxy Pricing	Base Price	2.859 - 100.000
Common Stocks
Financials	1,728	Other Valuation Techniques (3)	—	—
Warrants
Information Technology	6	Other Valuation Techniques (3)	—	—

Financial Derivative Instruments - Assets
Over the counter	77	Indicative Market Quotation	Broker Quote	0.000

Financial Derivative Instruments -Liabilities
Over the counter	(202)	Indicative Market Quotation	Broker Quote	(0.840)

Total	$2,478,869

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

36	See Accompanying Notes

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the PIMCO Income Fund (one of the funds constituting the PIMCO Funds, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GRE	RBS Securities, Inc.	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	NGF	Nomura Global Financial Products, Inc.
BOM	Bank of Montreal	GST	Goldman Sachs International	NOM	Nomura Securities International Inc.
BOS	Banc of America Securities LLC	HUS	HSBC Bank USA N.A.	RBS	RBS Securities, Inc.
BPG	BNP Paribas Securities Corp.	IND	Crédit Agricole Corporate and Investment Bank S.A.	RDR	RBC Capital Markets
BPS	BNP Paribas S.A.	JML	JP Morgan Securities Plc	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.
BSN	Bank of Nova Scotia	JPS	JPMorgan Securities, Inc.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	MEI	Merrill Lynch International	SGY	Societe Generale, New York
CFR	Credit Suisse Securities (Europe) Ltd.	MSB	Morgan Stanley Bank, N.A	SOG	Societe Generale
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	TOR	Toronto Dominion Bank
FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	PEN	Peruvian New Sol
BRL	Brazilian Real	EUR	Euro	RUB	Russian Ruble
CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar
CHF	Swiss Franc	JPY	Japanese Yen	ZAR	South African Rand
CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield	PrimeX.ARM	Prime Mortgage-Backed Securities Index - Adjustable Rate Mortgage
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
ADR	American Depositary Receipt	CMBS	Collateralized Mortgage-Backed Security	RMBS	Residential Mortgage-Backed Security
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt
BABs	Build America Bonds	JIBAR	Johannesburg Interbank Agreed Rate	TBA	To Be Announced
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBD	To Be Determined
BBSW	Bank Bill Swap Reference Rate	MBS	Mortgage-Backed Security	TBD%	Interest rate to be determined when loan settles
CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDO	Collateralized Debt Obligation

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: May 26, 2017

By:	/s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: May 26, 2017